UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6067

DIMENSIONAL INVESTMENT GROUP INC.

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX 78746

(Address of principal executive offices) (Zip code)

Catherine L. Newell, Esquire, President and General Counsel

Dimensional Investment Group Inc.,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

Year Ended: October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY

DFA Investment Dimensions Group Inc.

Enhanced U.S. Large Company Portfolio	U.S. Core Equity 1 Portfolio	U.S. Micro Cap Portfolio

U.S. Large Cap Equity Portfolio	U.S. Core Equity 2 Portfolio	U.S. High Relative Profitability Portfolio

U.S. Large Cap Value Portfolio	U.S. Vector Equity Portfolio	DFA Real Estate Securities Portfolio

U.S. Targeted Value Portfolio	U.S. Small Cap Portfolio	DFA Commodity Strategy Portfolio

U.S. Small Cap Value Portfolio

Dimensional Investment Group Inc.

U.S. Large Company Portfolio

The DFA Investment Trust Company

The U.S. Large Cap Value Series

December 2022

Dear Shareholder,

For more than four decades, Dimensional has been innovating on behalf of investors, using financial science to pursue higher expected returns across a range of market conditions.

We start with what clients are seeking and determine how best to deliver strategies to meet those needs through a systematic approach designed to add value over indexing. Every day, we manage our strategies through a flexible process that allows us to consistently focus on reducing costs and controlling risks. We believe in sensible ideas that we can implement well. And we’re committed to continuing to enhance the investment solutions and services we provide to empower financial professionals.

On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

TABLE OF CONTENTS

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
SA	Special Assessment
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
AUD	Australian Dollars
CAD	Canadian Dollars
DKK	Danish Krone
EUR	Euro
GBP	British Pounds
SEK	Swedish Krona
USD	United States Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollars

Investment Footnotes
^	Denominated in USD, unless otherwise noted.
†	See Note B to Financial Statements.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
#	Total or Partial Securities on Loan.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
(r)	The adjustable rate shown is effective as of October 31, 2022.
~	Security pledged as collateral for Swap Agreements.
«	Security pledged as collateral for Futures Contracts.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**

The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets for the DFA Real Estate Securities Portfolio would have been $0.92, $7.69 and 2.43%, respectively had the effect of this estimation not been considered.

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s).

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero, rounded to zero, or less than $500.
SEC	Securities and Exchange Commission

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Enhanced U.S. Large Company Portfolio vs.

S&P 500® Index

October 31, 2012-October 31, 2022

U.S. Large Cap Equity Portfolio vs.

Russell 1000® Index

June 25, 2013-October 31, 2022

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Large Cap Value Portfolio vs.

Russell 1000® Value Index

October 31, 2012-October 31, 2022

U.S. Targeted Value Portfolio — Institutional Class vs.

Russell 2000® Value Index

October 31, 2012-October 31, 2022

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Targeted Value Portfolio — Class R1 vs.

Russell 2000® Value Index

October 31, 2012-October 31, 2022

U.S. Targeted Value Portfolio — Class R2 vs.

Russell 2000® Value Index

October 31, 2012-October 31, 2022

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Value Portfolio vs.

Russell 2000® Value Index

October 31, 2012-October 31, 2022

U.S. Core Equity 1 Portfolio vs.

Russell 3000® Index

October 31, 2012-October 31, 2022

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Core Equity 2 Portfolio vs.

Russell 3000® Index

October 31, 2012-October 31, 2022

U.S. Vector Equity Portfolio vs.

Russell 3000® Index

October 31, 2012-October 31, 2022

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Small Cap Portfolio vs.

Russell 2000® Index

October 31, 2012-October 31, 2022

U.S. Micro Cap Portfolio vs.

Russell 2000® Index

October 31, 2012-October 31, 2022

8

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. High Relative Profitability Portfolio vs.

Russell 1000® Index

May 16, 2017-October 31, 2022

DFA Real Estate Securities Portfolio vs.

S&P 500® Index, Dow Jones U.S. Select REIT Index

October 31, 2012-October 31, 2022

9

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2022

U.S. equities had negative returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, lost approximately -16.52%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2022

Russell 3000® Index	-16.52%
Russell 1000® Index (large-cap stocks)	-16.38%
Russell Midcap® Index (mid-cap stocks)	-17.17%
Russell 2000® Index (small-cap stocks)	-18.54%
Russell Microcap® Index (micro-cap stocks)	-22.29%
Dow Jones U.S. Select REIT Index SM	-19.97%

Total Return for 12 Months Ended October 31, 2022

Russell 1000® Value Index (large-cap value stocks)	-7.00%
Russell 1000® Growth Index (large-cap growth stocks)	-24.60%
Russell 2000® Value Index (small-cap value stocks)	-10.73%
Russell 2000® Growth Index (small-cap growth stocks)	-26.02%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the total return of the S&P 500® Index. This strategy uses S&P 500® Index futures contracts, swaps, and/or ETFs in conjunction with short-term investment grade fixed income instruments. As of October 31, 2022, 100% of the equity exposure consisted of S&P 500® Index futures contracts. The behavior of S&P 500® Index futures contracts is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2022, total returns were -19.24% for the Portfolio and -14.61% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio’s underperformance relative to the benchmark was primarily due to the performance of the fixed income component of the Portfolio. Realized term premiums were generally negative during the period. As a result, the fixed income component’s allocation to securities with maturities longer than one-year detracted from performance. Realized credit premiums were also generally negative during the period, resulting in the fixed income component’s allocation to corporate securities also detracting from performance. As such, the fixed income component underperformed the financing cost of the S&P 500® Index futures contracts that the Portfolio held throughout the year.

10

U.S. Large Cap Equity Portfolio

The U.S. Large Cap Equity Portfolio invests in a broadly diversified group of U.S. large-cap securities with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 640 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -14.12% for the Portfolio and -16.38% for the Russell 1000® Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s emphasis on value stocks contributed positively to relative performance. The Portfolio’s emphasis on higher-profitability stocks also contributed positively to relative performance, as higher-profitability value stocks outperformed lower-profitability growth stocks. Additionally, the Portfolio’s emphasis on stocks with smaller market capitalizations contributed positively to relative performance, as these stocks outperformed.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2022, the Master Fund held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -3.54% for the Portfolio and -7.00% for the Russell 1000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value stocks as compared to the benchmark contributed positively to the Portfolio’s relative performance. The Master Fund’s emphasis on higher-profitability stocks within the large-cap value segment of the U.S. market also contributed positively to relative performance, as these stocks outperformed. Additionally, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio invests in a broadly diversified group of U.S. small- and mid-cap value stocks with higher profitability. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 1,370 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -1.48% for the Portfolio’s Class R1 shares, -1.62% for the Portfolio’s Class R2 shares, -1.39% for the Portfolio’s Institutional Class shares, and -10.73% for the Russell 2000® Value Index, the Portfolio’s benchmark. The Portfolio’s emphasis on higher-profitability stocks within the small- and mid-cap value segment of the U.S. market contributed positively to relative performance, as these stocks outperformed. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Portfolio’s greater emphasis on value stocks as compared to the benchmark also contributed positively to the Portfolio’s relative performance. Additionally, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed. The Portfolio’s exclusion of stocks with high asset growth also contributed positively to relative performance, as those stocks underperformed.

11

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio invests in a broadly diversified group of U.S. small-cap value stocks with higher profitability. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 970 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were 0.58% for the Portfolio and -10.73% for the Russell 2000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks for the period, the Portfolio’s greater emphasis on value stocks as compared to the benchmark contributed positively to the Portfolio’s relative performance. The Portfolio’s emphasis on higher-profitability stocks within the small-value segment of the U.S. market also contributed positively to relative performance, as these stocks outperformed. Additionally, the Portfolio’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed. The Portfolio’s exclusion of stocks with high asset growth also contributed positively to relative performance, as those stocks underperformed.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 2,650 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -11.85% for the Portfolio and -16.52% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s emphasis on value stocks contributed positively to relative performance. The Portfolio’s emphasis on higher-profitability stocks also contributed positively to relative performance, as higher-profitability value stocks outperformed lower-profitability growth stocks.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the U.S. Core Equity 1 Portfolio and the market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 2,650 securities. In general, average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

12

For the 12 months ended October 31, 2022, total returns were -11.19% for the Portfolio and -16.52% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s emphasis on value stocks contributed positively to relative performance. The Portfolio’s emphasis on higher-profitability stocks also contributed positively to relative performance, as higher-profitability value stocks outperformed lower-profitability growth stocks.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio invests in a broadly diversified group of U.S. securities with increased exposure to smaller market capitalization stocks, lower relative price (value) stocks, and higher-profitability stocks relative to the market. The Portfolio’s increased exposure to small-cap and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in the U.S. market. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 2,500 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -7.42% for the Portfolio and -16.52% for the Russell 3000® Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s emphasis on value stocks contributed positively to relative performance.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio invests in a broadly diversified group of U.S. small-cap stocks. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 1,930 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -9.62% for the Portfolio and -18.54% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as those stocks underperformed. The Portfolio’s exclusion of stocks with high asset growth also contributed positively to relative performance, as those stocks underperformed.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio invests in a broadly diversified group of U.S. micro-cap companies. The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 1,560 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -7.93% for the Portfolio and -18.54% for the Russell 2000® Index, the Portfolio’s benchmark. The Portfolio’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as those stocks underperformed. Additionally, the Portfolio’s exclusion of stocks with high asset growth contributed positively to relative performance, as those stocks underperformed.

13

U.S. High Relative Profitability Portfolio

The U.S. High Relative Profitability Portfolio seeks to capture the returns of U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap high relative profitability segment of the U.S. market. As of October 31, 2022, the Portfolio held approximately 170 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -8.55% for the Portfolio and -16.38% for the Russell 1000® Index, the Portfolio’s benchmark. The Portfolio’s focus on stocks with high profitability contributed positively to performance relative to the benchmark, as stocks with high profitability generally outperformed stocks with low profitability for the period.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio invests in a broadly diversified group of U.S. real estate securities. As of October 31, 2022, the Portfolio held approximately 140 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -19.38% for the Portfolio, -14.61% for the S&P 500® Index, and -19.97% for the Dow Jones U.S. Select REIT Index, the Portfolio’s benchmarks. Differences in REIT eligibility between the Portfolio and the Dow Jones U.S. Select REIT Index contributed positively to the Portfolio’s performance relative to the benchmark, most notably among entertainment and data center REITs. The Portfolio includes entertainment and data center REITs, which are held by the benchmark at a lower weight, and these securities generally outperformed.

14

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLES
	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Enhanced U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$921.70	0.15%	$0.73
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77
U.S. Large Cap Equity Portfolio
Actual Fund Return	$1,000.00	$951.80	0.13%	$0.64
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66

15

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
U.S. Large Cap Value Portfolio (2)
Actual Fund Return	$1,000.00	$993.40	0.21%	$1.06
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07
U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$1,021.80	0.40%	$2.04
Class R2 Shares	$1,000.00	$1,021.20	0.54%	$2.75
Institutional Class Shares	$1,000.00	$1,022.00	0.30%	$1.53
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,023.19	0.40%	$2.04
Class R2 Shares	$1,000.00	$1,022.48	0.54%	$2.75
Institutional Class Shares	$1,000.00	$1,023.69	0.30%	$1.53
U.S. Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$1,035.30	0.33%	$1.69
Hypothetical 5% Annual Return	$1,000.00	$1,023.54	0.33%	$1.68
U.S. Core Equity 1 Portfolio
Actual Fund Return	$1,000.00	$965.80	0.14%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71
U.S. Core Equity 2 Portfolio
Actual Fund Return	$1,000.00	$969.10	0.18%	$0.89
Hypothetical 5% Annual Return	$1,000.00	$1,024.30	0.18%	$0.92
U.S. Vector Equity Portfolio
Actual Fund Return	$1,000.00	$996.10	0.28%	$1.41
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43
U.S. Small Cap Portfolio
Actual Fund Return	$1,000.00	$1,011.40	0.29%	$1.47
Hypothetical 5% Annual Return	$1,000.00	$1,023.74	0.29%	$1.48
U.S. Micro Cap Portfolio
Actual Fund Return	$1,000.00	$1,019.40	0.41%	$2.09
Hypothetical 5% Annual Return	$1,000.00	$1,023.14	0.41%	$2.09
U.S. High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$967.70	0.23%	$1.14
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17

16

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$818.30	0.18%	$0.82
Hypothetical 5% Annual Return	$1,000.00	$1,024.30	0.18%	$0.92

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

17

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUND

Affiliated Investment Company
U.S. Large Cap Value Portfolio	100.0%

ENHANCED DOMESTIC EQUITY PORTFOLIO

Enhanced U.S. Large Company Portfolio
Basic Materials	1.6%
Communications	0.4%
Consumer, Cyclical	7.9%
Consumer, Non-cyclical	11.9%
Energy	5.7%
Financial	38.5%
Foreign Government	5.0%
Industrial	2.1%
Supranational	0.9%
Technology	2.0%
U.S. Government	22.4%
Utilities	1.6%

100.0%

18

DOMESTIC EQUITY PORTFOLIOS

U.S. Large Cap Equity Portfolio
Communication Services	7.2%
Consumer Discretionary	10.0%
Consumer Staples	7.4%
Energy	7.3%
Financials	12.7%
Health Care	14.8%
Industrials	10.4%
Information Technology	23.8%
Materials	3.9%
Real Estate	0.1%
Utilities	2.4%

100.0%

U.S. Targeted Value Portfolio
Communication Services	2.5%
Consumer Discretionary	11.6%
Consumer Staples	4.2%
Energy	9.9%
Financials	29.3%
Health Care	5.0%
Industrials	18.5%
Information Technology	9.2%
Materials	8.4%
Real Estate	0.9%
Utilities	0.5%

100.0%

U.S. Small Cap Value Portfolio
Communication Services	2.2%
Consumer Discretionary	12.4%
Consumer Staples	4.6%
Energy	11.3%
Financials	29.6%
Health Care	4.3%
Industrials	19.8%
Information Technology	7.7%
Materials	7.1%
Real Estate	0.7%
Utilities	0.3%

100.0%

U.S. Core Equity 1 Portfolio
Communication Services	6.3%
Consumer Discretionary	11.2%
Consumer Staples	6.7%
Energy	7.1%
Financials	14.5%
Health Care	12.9%
Industrials	12.3%
Information Technology	21.7%
Materials	4.4%
Real Estate	0.2%
Utilities	2.7%

100.0%

U.S. Core Equity 2 Portfolio
Communication Services	5.6%
Consumer Discretionary	10.2%
Consumer Staples	6.5%
Energy	6.7%
Financials	15.2%
Health Care	12.8%
Industrials	14.1%
Information Technology	21.8%
Materials	4.8%
Real Estate	0.3%
Utilities	2.0%

100.0%

U.S. Vector Equity Portfolio
Communication Services	5.1%
Consumer Discretionary	10.0%
Consumer Staples	5.0%
Energy	10.9%
Financials	23.1%
Health Care	10.2%
Industrials	16.5%
Information Technology	9.9%
Materials	7.6%
Real Estate	0.5%
Utilities	1.2%

100.0%

U.S. Small Cap Portfolio
Communication Services	2.7%
Consumer Discretionary	12.1%
Consumer Staples	4.4%
Energy	6.2%
Financials	22.0%
Health Care	10.5%
Industrials	20.3%
Information Technology	11.7%
Materials	6.3%
Real Estate	0.4%
Utilities	3.4%

100.0%

U.S. Micro Cap Portfolio
Communication Services	2.6%
Consumer Discretionary	11.7%
Consumer Staples	5.3%
Energy	7.7%
Financials	22.5%
Health Care	11.2%
Industrials	18.1%
Information Technology	12.3%
Materials	5.3%
Real Estate	0.8%
Utilities	2.5%

100.0%

U.S. High Relative Profitability Portfolio
Communication Services	2.7%
Consumer Discretionary	15.0%
Consumer Staples	12.1%
Energy	3.3%
Financials	4.0%
Health Care	15.0%
Industrials	12.6%
Information Technology	32.5%
Materials	2.7%
Utilities	0.1%

100.0%

DFA Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

19

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^		Value†
		(000)
BONDS — (75.6%)
AUSTRALIA — (1.0%)
Glencore Funding LLC
Ω	4.125%, 05/30/23		1,000	$989,339
	4.125%, 05/30/23		500	494,669
Ω	4.625%, 04/29/24		1,150	1,130,394

TOTAL AUSTRALIA				2,614,402

CANADA — (6.0%)
Bank of Nova Scotia
	0.700%, 04/15/24		3,000	2,800,091
Canadian Imperial Bank of Commerce
	3.100%, 04/02/24		2,750	2,664,940
Canadian Natural Resources Ltd.
	3.900%, 02/01/25		2,450	2,362,592
Enbridge, Inc.
	2.150%, 02/16/24		500	480,760
Toronto-Dominion Bank
	2.850%, 03/08/24	CAD	9,500	6,764,884

TOTAL CANADA				15,073,267

DENMARK — (0.2%)
Denmark Government Bond
	0.000%, 11/15/24	DKK	5,000	634,445

FRANCE — (3.8%)
BNP Paribas SA
Ω	3.375%, 01/09/25		1,900	1,796,118
BPCE SA
Ω	2.375%, 01/14/25		2,265	2,077,966
Credit Agricole SA
#Ω	3.875%, 04/15/24		3,300	3,230,489
Societe Generale SA
Ω	3.875%, 03/28/24		500	481,303
#Ω	2.625%, 10/16/24		2,000	1,865,430

TOTAL FRANCE				9,451,306

GERMANY — (6.1%)
Bayer U.S. Finance LLC
Ω	3.375%, 10/08/24		2,500	2,403,458
BMW U.S. Capital LLC
Ω	0.750%, 08/12/24		458	422,969
Ω	3.900%, 04/09/25		2,022	1,953,886
	3.900%, 04/09/25		253	244,478
Daimler Trucks Finance North America LLC
Ω	3.500%, 04/07/25		1,871	1,770,546
Deutsche Bank AG
	3.950%, 02/27/23		2,350	2,333,727

		Face Amount^		Value†
		(000)
GERMANY — (Continued)
EMD Finance LLC
Ω	3.250%, 03/19/25		2,886	$2,750,276
Mercedes-Benz Finance North America LLC
#Ω	3.250%, 08/01/24		1,750	1,688,064
Volkswagen Group of America Finance LLC
Ω	0.875%, 11/22/23		2,000	1,903,859

TOTAL GERMANY				15,471,263

IRELAND — (1.2%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
	2.875%, 08/14/24		2,300	2,155,096
Ireland Government Bond
	5.400%, 03/13/25	EUR	900	956,313

TOTAL IRELAND				3,111,409

ITALY — (1.7%)
Intesa Sanpaolo SpA
Ω	3.250%, 09/23/24		2,202	2,055,482
Republic of Italy Government International Bond
	2.375%, 10/17/24		2,500	2,330,005

TOTAL ITALY				4,385,487

JAPAN — (5.1%)
Aircastle Ltd.
#	4.125%, 05/01/24		2,400	2,287,214
American Honda Finance Corp.
	0.550%, 07/12/24		1,000	927,037
Nomura Holdings, Inc.
	2.648%, 01/16/25		2,500	2,340,100
Sumitomo Mitsui Financial Group, Inc.
#	3.748%, 07/19/23		2,000	1,977,102
	2.696%, 07/16/24		1,100	1,047,596
Sumitomo Mitsui Trust Bank Ltd.
	0.850%, 03/25/24		2,000	1,872,108
Toyota Motor Credit Corp.
	0.625%, 09/13/24		1,000	924,637
#	1.450%, 01/13/25		1,500	1,389,717

TOTAL JAPAN				12,765,511

20

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
NETHERLANDS — (4.1%)
BNG Bank NV
	2.000%, 04/12/24	GBP	500	$557,045
	5.250%, 05/20/24	AUD	10,000	6,505,124
Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		3,500	3,333,660

TOTAL NETHERLANDS				10,395,829

NORWAY — (1.4%)
Kommunalbanken AS
	5.250%, 07/15/24	AUD	5,300	3,448,554

SPAIN — (0.8%)
Banco Santander SA
	2.706%, 06/27/24		1,200	1,139,132
Santander Holdings USA, Inc.
	3.500%, 06/07/24		1,000	958,950

TOTAL SPAIN				2,098,082

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (0.9%)
European Union
	0.800%, 07/04/25	EUR	1,000	946,311
International Finance Corp.
	1.450%, 07/22/24	AUD	2,000	1,224,994

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS				2,171,305

SWEDEN — (2.0%)
Kommuninvest I Sverige AB
	1.000%, 10/02/24	SEK	50,000	4,329,480
Sweden Government Bond
	2.500%, 05/12/25	SEK	7,500	680,558

TOTAL SWEDEN				5,010,038

SWITZERLAND — (1.4%)
UBS AG
Ω	0.700%, 08/09/24		3,750	3,445,254

UNITED KINGDOM — (4.3%)
BAT Capital Corp.
	3.222%, 08/15/24		1,000	955,758
CNH Industrial Capital LLC
	1.950%, 07/02/23		1,094	1,068,313
HSBC USA, Inc.
	3.500%, 06/23/24		1,100	1,060,181
Nationwide Building Society
Ω	0.550%, 01/22/24		1,475	1,383,731
NatWest Markets PLC
Ω	2.375%, 05/21/23		2,000	1,956,712
Ω	0.800%, 08/12/24		1,650	1,507,288

		Face Amount^	Value†
		(000)
	UNITED KINGDOM — (Continued)
Reckitt Benckiser Treasury Services PLC
	2.750%, 06/26/24	2,000	$1,917,899
Ω	2.750%, 06/26/24	958	918,674

	TOTAL UNITED KINGDOM		10,768,556

	UNITED STATES — (35.6%)
	Air Lease Corp.
	2.250%, 01/15/23	1,610	1,599,012
	Allstate Corp.
#	3.150%, 06/15/23	852	842,667
	Ally Financial, Inc.
	3.875%, 05/21/24	484	467,393
	American Express Co.
	3.375%, 05/03/24	2,075	2,012,545
	American Tower Corp.
#	0.600%, 01/15/24	500	472,479
	American Water Capital Corp.
	3.400%, 03/01/25	2,600	2,496,746
	Ameriprise Financial, Inc.
	3.000%, 04/02/25	1,814	1,721,646
	Amgen, Inc.
#	3.125%, 05/01/25	3,000	2,867,580
	Ares Capital Corp.
#	4.200%, 06/10/24	2,500	2,405,074
	Arrow Electronics, Inc.
	3.250%, 09/08/24	1,500	1,431,182
	Boardwalk Pipelines LP
	4.950%, 12/15/24	1,500	1,483,190
	Brixmor Operating Partnership LP
	3.850%, 02/01/25	1,800	1,719,827
	Capital One Financial Corp.
	3.200%, 02/05/25	600	567,232
	Cardinal Health, Inc.
	3.079%, 06/15/24	2,750	2,650,396
	Chubb INA Holdings, Inc.
	3.150%, 03/15/25	1,500	1,432,053
	Cigna Corp.
	3.750%, 07/15/23	1,082	1,070,837
	3.250%, 04/15/25	1,900	1,811,787
	Discover Bank
	2.450%, 09/12/24	750	703,845
	Discover Financial Services
	3.950%, 11/06/24	1,500	1,445,629
	Edison International
	3.550%, 11/15/24	1,500	1,438,231
	Elevance Health, Inc.
	3.500%, 08/15/24	200	194,078
	2.375%, 01/15/25	2,800	2,631,231
	Energy Transfer LP
	2.900%, 05/15/25	2,000	1,856,560
	EOG Resources, Inc.
	3.150%, 04/01/25	2,107	2,018,788

21

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
ERAC USA Finance LLC
Ω	3.850%, 11/15/24	3,000	$2,892,053
Fidelity National Information Services, Inc.
	0.600%, 03/01/24	2,500	2,350,888
General Motors Financial Co., Inc.
	1.050%, 03/08/24	500	468,859
	3.800%, 04/07/25	1,500	1,417,706
Gilead Sciences, Inc.
	3.500%, 02/01/25	1,000	965,277
Global Payments, Inc.
	3.750%, 06/01/23	1,000	989,772
	4.000%, 06/01/23	1,500	1,487,892
International Business Machines Corp.
	3.000%, 05/15/24	2,700	2,619,916
JPMorgan Chase & Co.
	3.625%, 05/13/24	474	464,320
Kilroy Realty LP
	3.450%, 12/15/24	900	851,289
Kinder Morgan Energy Partners LP
#	4.250%, 09/01/24	1,500	1,464,409
Lazard Group LLC
	3.750%, 02/13/25	1,500	1,442,785
Lincoln National Corp.
#	4.000%, 09/01/23	1,500	1,487,096
MPLX LP
	4.875%, 12/01/24	1,250	1,227,067
Mylan, Inc.
Ω	3.125%, 01/15/23	2,650	2,633,544
Nuveen Finance LLC
Ω	4.125%, 11/01/24	2,500	2,421,231
Omnicom Group, Inc./Omnicom Capital, Inc.
	3.650%, 11/01/24	1,004	968,664
ONEOK, Inc.
	2.750%, 09/01/24	360	341,584
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	4.125%, 08/01/23	578	570,505
Ω	2.700%, 11/01/24	1,183	1,106,753
Phillips 66
#	3.850%, 04/09/25	2,500	2,419,034
PNC Financial Services Group, Inc.
	2.200%, 11/01/24	248	233,832
Realty Income Corp.
	3.875%, 07/15/24	2,500	2,441,734

		Face Amount^	Value†
		(000)
	UNITED STATES — (Continued)
	Schlumberger Holdings Corp.
Ω	3.750%, 05/01/24	400	$391,231
	Sherwin-Williams Co.
#	4.050%, 08/08/24	1,389	1,362,739
	Simon Property Group LP
	2.000%, 09/13/24	3,650	3,430,293
	Stellantis NV
	5.250%, 04/15/23	1,000	996,270
	Truist Bank
	1.500%, 03/10/25	1,000	913,844
	Ventas Realty LP
	3.500%, 02/01/25	400	379,764
	VF Corp.
	2.400%, 04/23/25	3,000	2,788,073
	Vornado Realty LP
	3.500%, 01/15/25	2,565	2,384,002
	Walgreens Boots Alliance, Inc.
	3.800%, 11/18/24	2,500	2,427,204
	Waste Management, Inc.
	2.400%, 05/15/23	900	889,058
	Wells Fargo & Co.
	3.300%, 09/09/24	3,000	2,897,972

	TOTAL UNITED STATES		89,466,668

	TOTAL BONDS		190,311,376

U.S. TREASURY OBLIGATIONS — (21.8%)
	U.S. Treasury Notes
	0.875%, 01/31/24	5,900	5,629,199
	0.375%, 04/15/24	52,300	49,168,129

TOTAL U.S. TREASURY OBLIGATIONS			54,797,328

TOTAL INVESTMENT SECURITIES (Cost $257,901,337)			245,108,704

		Shares
SECURITIES LENDING COLLATERAL — (2.6%)
@§	The DFA Short Term Investment Fund	561,410	6,490,463

TOTAL INVESTMENTS — (100.0%) (Cost $264,394,210)			$251,599,167

22

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

As of October 31, 2022, Enhanced U.S. Large Company Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	5,035,537	SEK	53,435,779	Bank of America Corp.	11/29/22	$187,408
USD	217,745	SEK	2,325,834	Citibank, N.A.	11/29/22	6,726
USD	16,073,816	CAD	21,123,846	Bank of America Corp.	12/01/22	565,831
CAD	4,969,938	USD	3,620,243	Bank of America Corp.	12/01/22	28,417
EUR	2,497,738	USD	2,443,097	Bank of America Corp.	12/15/22	33,853
USD	2,549,965	EUR	2,535,119	Citibank, N.A.	12/15/22	35,946
EUR	66,732	USD	65,407	Citibank, N.A.	12/15/22	770
USD	2,005,986	EUR	1,996,097	State Street Bank and Trust	12/15/22	26,502
USD	653,102	DKK	4,826,118	Bank of America Corp.	12/19/22	9,910
DKK	53,414	USD	6,927	Citibank, N.A.	12/19/22	191
NOK	50,903,572	USD	4,776,774	Bank of America Corp.	12/22/22	128,182
USD	6,286	GBP	5,401	Citibank, N.A.	01/17/23	76

Total Appreciation						$1,023,812
CAD	6,887,521	USD	5,257,754	NatWest Markets PLC	12/01/22	$(201,308)
USD	4,740,728	NOK	50,903,572	Bank of America Corp.	12/22/22	(164,228)
USD	555,654	GBP	488,974	Citibank, N.A.	01/17/23	(6,609)
USD	11,111,861	AUD	17,524,964	UBS AG	01/24/23	(129,780)

Total (Depreciation)						$(501,925)

Total Appreciation (Depreciation)						$521,887

As of October 31, 2022, Enhanced U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	1,351	12/16/22	$279,825,603	$262,296,650	$(17,528,953)

Total Futures Contracts			$279,825,603	$262,296,650	$(17,528,953)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$2,614,402	—	$2,614,402
Canada	—	15,073,267	—	15,073,267
Denmark	—	634,445	—	634,445
France	—	9,451,306	—	9,451,306
Germany	—	15,471,263	—	15,471,263
Ireland	—	3,111,409	—	3,111,409
Italy	—	4,385,487	—	4,385,487
Japan	—	12,765,511	—	12,765,511
Netherlands	—	10,395,829	—	10,395,829
Norway	—	3,448,554	—	3,448,554

23

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Spain	—	$2,098,082	—	$2,098,082
Supranational Organization Obligations	—	2,171,305	—	2,171,305
Sweden	—	5,010,038	—	5,010,038
Switzerland	—	3,445,254	—	3,445,254
United Kingdom	—	10,768,556	—	10,768,556
United States	—	89,466,668	—	89,466,668
U.S. Treasury Obligations	—	54,797,328	—	54,797,328
Securities Lending Collateral	—	6,490,463	—	6,490,463
Forward Currency Contracts**	—	521,887	—	521,887
Futures Contracts**	$(17,528,953)	—	—	(17,528,953)

TOTAL	$(17,528,953)	$252,121,054	—	$234,592,101

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

24

U.S. LARGE CAP EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.4%)
COMMUNICATION SERVICES — (7.1%)
* Alphabet, Inc., Class A	247,880	$23,427,139	1.5%
* Alphabet, Inc., Class C	244,680	23,161,409	1.4%
AT&T, Inc.	327,534	5,970,945	0.4%
Comcast Corp., Class A	202,364	6,423,033	0.4%
* Meta Platforms, Inc., Class A	111,797	10,415,009	0.7%
Verizon Communications, Inc.	260,444	9,732,792	0.6%
* Walt Disney Co.	66,764	7,113,037	0.4%
Other Securities		29,258,944	1.8%

TOTAL COMMUNICATION SERVICES		115,502,308	7.2%

CONSUMER DISCRETIONARY — (10.0%)
* Amazon.com, Inc.	340,423	34,872,932	2.2%
Home Depot, Inc.	37,872	11,215,035	0.7%
McDonald’s Corp.	27,606	7,527,052	0.5%
* Tesla, Inc.	78,014	17,751,306	1.1%
Other Securities		89,560,002	5.5%

TOTAL CONSUMER DISCRETIONARY		160,926,327	10.0%

CONSUMER STAPLES — (7.4%)
Coca-Cola Co.	195,899	11,724,555	0.7%
Costco Wholesale Corp.	19,258	9,657,887	0.6%
PepsiCo, Inc.	67,647	12,283,342	0.8%
Procter & Gamble Co.	124,570	16,775,842	1.0%
Walmart, Inc.	81,268	11,566,874	0.7%
Other Securities		57,294,337	3.6%

TOTAL CONSUMER STAPLES		119,302,837	7.4%

ENERGY — (7.2%)
Chevron Corp.	83,248	15,059,563	0.9%
ConocoPhillips	81,906	10,327,527	0.6%
Exxon Mobil Corp.	208,006	23,049,145	1.4%
Occidental Petroleum Corp.	86,582	6,285,853	0.4%
Other Securities		61,829,610	3.9%

TOTAL ENERGY		116,551,698	7.2%

FINANCIALS — (12.6%)
Bank of America Corp.	264,974	9,549,663	0.6%
* Berkshire Hathaway, Inc., Class B	64,967	19,171,112	1.2%
JPMorgan Chase & Co.	129,476	16,298,439	1.0%
Wells Fargo & Co.	129,052	5,935,101	0.4%
Other Securities		153,193,881	9.5%

TOTAL FINANCIALS		204,148,196	12.7%

HEALTH CARE — (14.7%)
Abbott Laboratories	64,829	6,414,181	0.4%
AbbVie, Inc.	83,873	12,279,007	0.8%
Amgen, Inc.	25,355	6,854,724	0.4%
Bristol-Myers Squibb Co.	139,451	10,803,269	0.7%
Danaher Corp.	24,535	6,174,723	0.4%
Eli Lilly & Co.	40,436	14,641,471	0.9%
Johnson & Johnson	117,383	20,421,121	1.3%

25

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Merck & Co., Inc.	127,000	$12,852,400	0.8%
Pfizer, Inc.	274,999	12,801,203	0.8%
Thermo Fisher Scientific, Inc.	15,127	7,774,824	0.5%
UnitedHealth Group, Inc.	34,736	19,283,690	1.2%
Other Securities		107,836,890	6.6%

TOTAL HEALTH CARE		238,137,503	14.8%

INDUSTRIALS — (10.3%)
Caterpillar, Inc.	27,838	6,025,814	0.4%
Deere & Co.	15,154	5,998,256	0.4%
Honeywell International, Inc.	30,366	6,195,271	0.4%
Union Pacific Corp.	30,201	5,953,825	0.4%
United Parcel Service, Inc., Class B	36,051	6,048,276	0.4%
Other Securities		136,805,608	8.3%

TOTAL INDUSTRIALS		167,027,050	10.3%

INFORMATION TECHNOLOGY — (23.7%)
Accenture PLC, Class A	31,098	8,828,722	0.6%
Apple, Inc.	551,638	84,588,171	5.2%
Broadcom, Inc.	19,205	9,028,655	0.6%
Cisco Systems, Inc.	204,190	9,276,352	0.6%
Mastercard, Inc., Class A	43,149	14,160,639	0.9%
Microsoft Corp.	305,889	71,006,014	4.4%
NVIDIA Corp.	88,334	11,922,440	0.7%
QUALCOMM, Inc.	55,147	6,488,596	0.4%
Texas Instruments, Inc.	43,768	7,030,454	0.4%
# Visa, Inc., Class A	70,849	14,677,079	0.9%
Other Securities		146,236,339	9.0%

TOTAL INFORMATION TECHNOLOGY		383,243,461	23.7%

MATERIALS — (3.8%)
Other Securities		61,923,513	3.8%

REAL ESTATE — (0.2%)
Other Securities		2,387,112	0.1%

UTILITIES — (2.4%)
Other Securities		38,607,339	2.4%

TOTAL COMMON STOCKS (Cost $856,972,321)		1,607,757,344	99.6%

TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund , 3.010%	2,643,219	2,643,219	0.2%

SECURITIES LENDING COLLATERAL — (0.4%)
@§ The DFA Short Term Investment Fund	634,320	7,333,371	0.4%

TOTAL INVESTMENTS—(100.0%) (Cost $866,951,554)		$1,617,733,934	100.2%

26

U.S. LARGE CAP EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$115,502,308	—	—	$115,502,308
Consumer Discretionary	160,926,327	—	—	160,926,327
Consumer Staples	119,302,837	—	—	119,302,837
Energy	116,551,698	—	—	116,551,698
Financials	204,148,196	—	—	204,148,196
Health Care	238,137,503	—	—	238,137,503
Industrials	167,027,050	—	—	167,027,050
Information Technology	383,243,461	—	—	383,243,461
Materials	61,923,513	—	—	61,923,513
Real Estate	2,387,112	—	—	2,387,112
Utilities	38,607,339	—	—	38,607,339
Temporary Cash Investments	2,643,219	—	—	2,643,219
Securities Lending Collateral	—	$7,333,371	—	7,333,371

TOTAL	$1,610,400,563	$7,333,371	—	$1,617,733,934

See accompanying Notes to Financial Statements.

27

U.S. LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$23,311,526,782

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$23,311,526,782

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

28

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (92.2%)
COMMUNICATION SERVICES — (2.3%)
#	Nexstar Media Group, Inc., Class A	313,260	$53,661,438	0.5%
	Other Securities		239,309,849	2.0%

TOTAL COMMUNICATION SERVICES			292,971,287	2.5%

CONSUMER DISCRETIONARY — (10.7%)
#*	AutoNation, Inc.	613,475	65,218,527	0.6%
	BorgWarner, Inc.	1,734,241	65,086,065	0.6%
#	Dillard’s, Inc., Class A	166,142	54,625,828	0.5%
#	Penske Automotive Group, Inc.	522,178	58,285,508	0.5%
	Toll Brothers, Inc.	1,187,844	51,172,320	0.4%
	Other Securities		1,069,086,708	8.9%

TOTAL CONSUMER DISCRETIONARY			1,363,474,956	11.5%

CONSUMER STAPLES — (3.9%)
#	Molson Coors Beverage Co., Class B	1,044,889	52,693,752	0.5%
*	Post Holdings, Inc.	490,446	44,346,127	0.4%
	Other Securities		396,750,151	3.3%

TOTAL CONSUMER STAPLES			493,790,030	4.2%

ENERGY — (9.2%)
#	EQT Corp.	1,036,269	43,357,495	0.4%
	HF Sinclair Corp.	1,452,267	88,835,172	0.8%
#	Matador Resources Co.	841,863	55,941,796	0.5%
#	Murphy Oil Corp.	1,454,666	70,565,848	0.6%
*	PBF Energy, Inc., Class A	1,099,741	48,663,539	0.4%
#	PDC Energy, Inc.	844,689	60,935,864	0.5%
	Range Resources Corp.	2,123,103	60,465,973	0.5%
	SM Energy Co.	933,660	41,996,027	0.4%
	Other Securities		693,650,793	5.7%

TOTAL ENERGY			1,164,412,507	9.8%

FINANCIALS — (27.0%)
#	Bank OZK	1,161,169	49,907,044	0.4%
	Everest Re Group Ltd.	161,381	52,071,193	0.4%
	First Horizon Corp.	3,817,193	93,559,400	0.8%
#	Invesco Ltd.	3,332,133	51,048,278	0.4%
	M&T Bank Corp.	275,945	46,460,860	0.4%
	Old National Bancorp	2,170,768	42,460,222	0.4%
	Old Republic International Corp.	1,964,925	45,605,909	0.4%
	Popular, Inc.	712,592	50,394,506	0.4%
	Reinsurance Group of America, Inc.	358,439	52,751,468	0.5%
	United Bankshares, Inc.	1,035,724	43,862,911	0.4%
	Unum Group	1,531,145	69,804,901	0.6%
#	Voya Financial, Inc.	911,052	62,279,515	0.5%
	Zions Bancorp NA	927,029	48,149,886	0.4%
	Other Securities		2,726,712,928	23.0%

TOTAL FINANCIALS			3,435,069,021	29.0%

HEALTH CARE — (4.6%)
*	Acadia Healthcare Co., Inc.	731,391	59,462,088	0.5%

29

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Other Securities		$520,557,595	4.4%

TOTAL HEALTH CARE		580,019,683	4.9%

INDUSTRIALS — (17.0%)
AGCO Corp.	369,245	45,849,152	0.4%
Air Lease Corp.	1,251,656	44,170,940	0.4%
AMERCO	99,942	57,485,639	0.5%
* Builders FirstSource, Inc.	683,763	42,160,827	0.4%
Knight-Swift Transportation Holdings, Inc.	1,354,350	65,049,431	0.6%
# Triton International Ltd.	702,859	42,656,513	0.4%
* WESCO International, Inc.	364,471	50,213,170	0.4%
Other Securities		1,814,297,834	15.1%

TOTAL INDUSTRIALS		2,161,883,506	18.2%

INFORMATION TECHNOLOGY — (8.4%)
# Amkor Technology, Inc.	2,293,308	47,677,873	0.4%
* Arrow Electronics, Inc.	718,921	72,797,940	0.6%
* First Solar, Inc.	383,688	55,853,462	0.5%
* Flex Ltd.	2,308,000	45,190,640	0.4%
Other Securities		850,686,881	7.1%

TOTAL INFORMATION TECHNOLOGY		1,072,206,796	9.0%

MATERIALS — (7.8%)
Alcoa Corp.	1,140,009	44,494,551	0.4%
Commercial Metals Co.	1,098,131	49,964,960	0.4%
Huntsman Corp.	2,107,477	56,396,085	0.5%
Olin Corp.	1,005,237	53,227,299	0.5%
Reliance Steel & Aluminum Co.	529,742	106,732,418	0.9%
Steel Dynamics, Inc.	793,920	74,668,176	0.6%
# Westlake Corp.	504,897	48,798,295	0.4%
Other Securities		553,180,830	4.6%

TOTAL MATERIALS		987,462,614	8.3%

REAL ESTATE — (0.8%)
* Jones Lang LaSalle, Inc.	280,292	44,591,654	0.4%
Other Securities		58,054,080	0.5%

TOTAL REAL ESTATE		102,645,734	0.9%

UTILITIES — (0.5%)
Other Securities		60,557,538	0.5%

TOTAL COMMON STOCKS		11,714,493,672	98.8%

PREFERRED STOCKS — (0.1%)
COMMUNICATION SERVICES — (0.0%)
Other Security		381,897	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		348,438	0.0%

INDUSTRIALS — (0.1%)
Other Security		4,713,795	0.1%

TOTAL PREFERRED STOCKS		5,444,130	0.1%

30

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
INDUSTRIALS — (0.0%)
Other Security		$78,296	0.0%

TOTAL RIGHTS/WARRANTS		78,296	0.0%

TOTAL INVESTMENT SECURITIES (Cost $7,947,185,135)		11,720,016,098

TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	125,772,732	125,772,732	1.1%

SECURITIES LENDING COLLATERAL — (6.7%)
@§ The DFA Short Term Investment Fund	74,059,114	856,197,418	7.2%

TOTAL INVESTMENTS—(100.0%) (Cost $8,929,470,746)		$12,701,986,248	107.2%

As of October 31, 2022, U.S. Targeted Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	668	12/16/22	$126,532,018	$129,692,200	$3,160,182

Total Futures Contracts			$126,532,018	$129,692,200	$3,160,182

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$292,971,287	—	—	$292,971,287
Consumer Discretionary	1,363,451,293	—	$23,663	1,363,474,956
Consumer Staples	493,778,081	$11,949	—	493,790,030
Energy	1,164,412,507	—	—	1,164,412,507
Financials	3,434,956,776	112,245	—	3,435,069,021
Health Care	574,880,260	—	5,139,423	580,019,683
Industrials	2,161,799,530	83,976	—	2,161,883,506
Information Technology	1,072,206,796	—	—	1,072,206,796
Materials	987,462,614	—	—	987,462,614
Real Estate	102,645,734	—	—	102,645,734
Utilities	60,557,538	—	—	60,557,538
Preferred Stocks
Communication Services	381,897	—	—	381,897
Consumer Discretionary	348,438	—	—	348,438
Industrials	4,713,795	—	—	4,713,795
Rights/Warrants
Industrials	—	—	78,296	78,296
Temporary Cash Investments	125,772,732	—	—	125,772,732

31

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$856,197,418	—		$856,197,418
Futures Contracts**	$3,160,182	—	—		3,160,182

TOTAL	$11,843,499,460	$856,405,588	$5,241,382	^	$12,705,146,430

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

32

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (93.0%)
COMMUNICATION SERVICES — (2.0%)
	Other Securities		$304,944,430	2.1%
CONSUMER DISCRETIONARY — (11.5%)
#	Dillard’s, Inc., Class A	277,204	91,141,903	0.7%
*	Goodyear Tire & Rubber Co.	6,506,480	82,632,296	0.6%
#	Group 1 Automotive, Inc.	405,902	70,221,046	0.5%
#	Penske Automotive Group, Inc.	809,749	90,384,183	0.6%
#*	Taylor Morrison Home Corp.	2,911,839	76,697,839	0.5%
	Other Securities		1,343,387,024	9.3%

TOTAL CONSUMER DISCRETIONARY			1,754,464,291	12.2%

CONSUMER STAPLES — (4.3%)
#*	Hostess Brands, Inc.	2,976,455	78,816,528	0.6%
	Seaboard Corp.	17,242	64,595,084	0.5%
	Other Securities		517,021,302	3.5%

TOTAL CONSUMER STAPLES			660,432,914	4.6%

ENERGY — (10.5%)
#*	Antero Resources Corp.	2,885,292	105,774,805	0.7%
#*	CNX Resources Corp.	4,881,877	82,064,352	0.6%
#	Helmerich & Payne, Inc.	1,496,863	74,109,687	0.5%
	HF Sinclair Corp.	1,754,256	107,307,840	0.8%
#	Matador Resources Co.	1,315,903	87,441,754	0.6%
#	Murphy Oil Corp.	3,064,220	148,645,312	1.0%
#*	PBF Energy, Inc., Class A	1,753,292	77,583,171	0.6%
	PDC Energy, Inc.	1,569,453	113,220,339	0.8%
	Other Securities		805,900,676	5.6%

TOTAL ENERGY.			1,602,047,936	11.2%

FINANCIALS — (27.6%)
	American Equity Investment Life Holding Co.	2,377,506	102,422,959	0.7%
#	Associated Banc-Corp.	3,681,267	89,638,851	0.6%
	Assured Guaranty Ltd.	1,358,868	80,431,397	0.6%
	Bank OZK	2,270,088	97,568,382	0.7%
*	Brighthouse Financial, Inc.	1,310,595	74,795,657	0.5%
#	First BanCorp.	4,126,206	65,152,793	0.5%
#	FNB Corp.	8,069,732	116,607,627	0.8%
	Fulton Financial Corp.	4,075,852	74,302,782	0.5%
	Hancock Whitney Corp.	1,428,089	79,787,332	0.6%
#	International Bancshares Corp.	1,341,748	66,550,701	0.5%
	Nelnet, Inc., Class A	731,282	65,149,913	0.5%
	Old National Bancorp	4,755,433	93,016,270	0.7%
#	Popular, Inc.	1,234,677	87,316,357	0.6%
#	United Bankshares, Inc.	2,073,146	87,797,733	0.6%
	Unum Group	3,118,080	142,153,267	1.0%
#	Valley National Bancorp	5,597,605	66,443,571	0.5%
	Washington Federal, Inc.	1,793,494	69,408,218	0.5%
#	White Mountains Insurance Group Ltd.	45,091	63,855,620	0.5%
	Other Securities		2,691,501,521	18.5%

TOTAL FINANCIALS			4,213,900,951	29.4%

33

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (4.0%)
*	Acadia Healthcare Co., Inc.	1,486,886	$120,883,832	0.8%
	Perrigo Co. PLC	2,252,909	90,747,175	0.6%
	Other Securities		400,582,330	2.9%

TOTAL HEALTH CARE			612,213,337	4.3%

INDUSTRIALS — (18.4%)
	Air Lease Corp.	2,041,374	72,040,088	0.5%
#*	Atlas Air Worldwide Holdings, Inc.	714,190	72,233,177	0.5%
#*	Beacon Roofing Supply, Inc.	1,168,859	65,865,205	0.5%
#	Encore Wire Corp.	496,557	68,321,278	0.5%
	GATX Corp.	794,080	83,148,117	0.6%
#	Triton International Ltd.	1,492,492	90,579,340	0.6%
*	WESCO International, Inc.	828,443	114,134,592	0.8%
	Other Securities		2,240,622,901	15.6%

TOTAL INDUSTRIALS			2,806,944,698	19.6%

INFORMATION TECHNOLOGY — (7.2%)
#	Amkor Technology, Inc.	5,440,115	113,099,991	0.8%
	Avnet, Inc.	2,044,013	82,148,882	0.6%
#*	NetScout Systems, Inc.	1,831,566	65,789,851	0.5%
*	Sanmina Corp.	1,485,715	83,274,326	0.6%
#	Vishay Intertechnology, Inc.	3,103,708	64,898,534	0.5%
	Other Securities		686,783,374	4.6%

TOTAL INFORMATION TECHNOLOGY			1,095,994,958	7.6%

MATERIALS — (6.6%)
#	Commercial Metals Co.	2,565,468	116,728,794	0.8%
#	Element Solutions, Inc.	5,243,398	90,186,446	0.6%
	Other Securities		806,849,032	5.7%

TOTAL MATERIALS			1,013,764,272	7.1%

REAL ESTATE — (0.6%)
	Other Securities		101,554,150	0.7%

UTILITIES — (0.3%)
	Other Securities		45,133,898	0.3%

TOTAL COMMON STOCKS			14,211,395,835	99.1%

PREFERRED STOCKS — (0.1%)
COMMUNICATION SERVICES — (0.0%)
	Other Security		300,614	0.0%

CONSUMER DISCRETIONARY — (0.0%)
	Other Security		3,270,136	0.0%

INDUSTRIALS — (0.1%)
	Other Security		7,599,879	0.1%

TOTAL PREFERRED STOCKS			11,170,629	0.1%

TOTAL INVESTMENT SECURITIES (Cost $9,287,200,978)			14,222,566,464

34

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	115,129,797	$115,129,797	0.8%

SECURITIES LENDING COLLATERAL — (6.1%)
@§ The DFA Short Term Investment Fund	81,222,527	939,013,630	6.5%

TOTAL INVESTMENTS—(100.0%) (Cost $10,341,663,547)		$15,276,709,891	106.5%

As of October 31, 2022, U.S. Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	604	12/16/22	$109,493,638	$117,266,600	$7,772,962

Total Futures Contracts			$109,493,638	$117,266,600	$7,772,962

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Communication Services	$304,944,430	—	—		$304,944,430
Consumer Discretionary	1,754,080,330	$363,565	$20,396		1,754,464,291
Consumer Staples	658,914,370	1,518,544	—		660,432,914
Energy	1,602,047,936	—	—		1,602,047,936
Financials	4,212,911,835	989,116	—		4,213,900,951
Health Care	608,926,711	—	3,286,626		612,213,337
Industrials	2,806,850,231	94,467	—		2,806,944,698
Information Technology	1,095,994,958	—	—		1,095,994,958
Materials	1,012,692,911	1,071,361	—		1,013,764,272
Real Estate	101,554,150	—	—		101,554,150
Utilities	45,133,898	—	—		45,133,898
Preferred Stocks
Communication Services	300,614	—	—		300,614
Consumer Discretionary	3,270,136	—	—		3,270,136
Industrials	7,599,879	—	—		7,599,879
Temporary Cash Investments	115,129,797	—	—		115,129,797
Securities Lending Collateral	—	939,013,630	—		939,013,630
Futures Contracts**	7,772,962	—	—		7,772,962

TOTAL	$14,338,125,148	$943,050,683	$3,307,022	^	$15,284,482,853

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

35

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (95.0%)
COMMUNICATION SERVICES — (6.0%)
* Alphabet, Inc., Class A	3,212,000	$303,566,120	1.1%
* Alphabet, Inc., Class C	2,978,380	281,933,451	1.0%
AT&T, Inc.	5,201,851	94,829,744	0.4%
Comcast Corp., Class A	3,555,567	112,853,697	0.4%
* Meta Platforms, Inc., Class A	1,474,881	137,399,914	0.5%
Verizon Communications, Inc.	4,468,777	166,998,196	0.6%
Other Securities		650,380,315	2.2%

TOTAL COMMUNICATION SERVICES		1,747,961,437	6.2%

CONSUMER DISCRETIONARY — (10.6%)
* Amazon.com, Inc.	4,693,460	480,798,042	1.7%
Home Depot, Inc.	578,985	171,454,828	0.6%
McDonald’s Corp.	392,232	106,945,977	0.4%
* Tesla, Inc.	1,117,865	254,359,002	0.9%
Other Securities		2,077,068,540	7.4%

TOTAL CONSUMER DISCRETIONARY		3,090,626,389	11.0%

CONSUMER STAPLES — (6.4%)
Coca-Cola Co.	2,554,882	152,909,688	0.6%
Costco Wholesale Corp.	266,821	133,810,731	0.5%
PepsiCo, Inc.	1,155,131	209,748,687	0.8%
Procter & Gamble Co.	1,579,025	212,647,297	0.8%
Walmart, Inc.	863,854	122,952,340	0.4%
Other Securities		1,032,869,469	3.6%

TOTAL CONSUMER STAPLES		1,864,938,212	6.7%

ENERGY — (6.7%)
Chevron Corp.	1,226,964	221,957,788	0.8%
ConocoPhillips	1,164,407	146,820,079	0.5%
Exxon Mobil Corp.	3,168,500	351,101,485	1.3%
Occidental Petroleum Corp.	1,257,584	91,300,598	0.3%
Other Securities		1,150,723,721	4.1%

TOTAL ENERGY		1,961,903,671	7.0%

FINANCIALS — (13.8%)
Bank of America Corp.	3,912,478	141,005,671	0.5%
* Berkshire Hathaway, Inc., Class B	954,456	281,650,421	1.0%
Goldman Sachs Group, Inc.	249,229	85,861,883	0.3%
JPMorgan Chase & Co.	2,201,688	277,148,485	1.0%
Morgan Stanley	1,062,417	87,298,805	0.3%
Wells Fargo & Co.	2,169,645	99,781,974	0.4%
Other Securities		3,035,367,537	10.8%

TOTAL FINANCIALS		4,008,114,776	14.3%

HEALTH CARE — (12.2%)
AbbVie, Inc.	1,217,399	178,227,214	0.7%
Amgen, Inc.	395,045	106,800,416	0.4%
Bristol-Myers Squibb Co.	1,399,024	108,382,389	0.4%
Cigna Corp.	265,948	85,917,161	0.3%
CVS Health Corp.	1,042,089	98,685,828	0.4%
Eli Lilly & Co.	520,601	188,504,416	0.7%

36

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Gilead Sciences, Inc.	1,123,050	$88,114,503	0.3%
Johnson & Johnson	1,583,776	275,529,511	1.0%
Merck & Co., Inc.	1,532,708	155,110,050	0.6%
Pfizer, Inc.	3,138,575	146,100,666	0.5%
UnitedHealth Group, Inc.	442,851	245,848,733	0.9%
Other Securities		1,889,479,968	6.5%

TOTAL HEALTH CARE		3,566,700,855	12.7%

INDUSTRIALS — (11.7%)
Lockheed Martin Corp.	186,232	90,635,390	0.3%
Union Pacific Corp.	458,821	90,451,972	0.3%
United Parcel Service, Inc., Class B	521,453	87,484,170	0.3%
Other Securities		3,151,453,330	11.3%

TOTAL INDUSTRIALS		3,420,024,862	12.2%

INFORMATION TECHNOLOGY — (20.6%)
Accenture PLC, Class A	421,535	119,673,786	0.4%
Apple, Inc.	9,026,207	1,384,078,581	4.9%
Broadcom, Inc.	323,073	151,883,079	0.6%
Cisco Systems, Inc.	2,518,417	114,411,684	0.4%
Mastercard, Inc., Class A	587,619	192,844,803	0.7%
Microsoft Corp.	4,150,122	963,367,820	3.4%
NVIDIA Corp.	1,138,596	153,676,302	0.6%
QUALCOMM, Inc.	829,776	97,631,444	0.4%
Texas Instruments, Inc.	750,861	120,610,802	0.4%
# Visa, Inc., Class A	933,069	193,294,574	0.7%
Other Securities		2,517,282,051	8.9%

TOTAL INFORMATION TECHNOLOGY		6,008,754,926	21.4%

MATERIALS — (4.2%)
Other Securities		1,225,634,383	4.4%

REAL ESTATE — (0.2%)
Other Securities		65,744,933	0.2%

UTILITIES — (2.6%)
Other Securities		740,106,070	2.6%

TOTAL COMMON STOCKS		27,700,510,514	98.7%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		343,723	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		475,353	0.0%

INDUSTRIALS — (0.0%)
Other Security		1,455,840	0.0%

TOTAL PREFERRED STOCKS		2,274,916	0.0%

37

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
INDUSTRIALS — (0.0%)
Other Security		$23,961	0.0%

TOTAL RIGHTS/WARRANTS		23,961	0.0%

TOTAL INVESTMENT SECURITIES (Cost $13,059,889,382)		27,702,809,391

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	248,087,015	248,087,015	0.9%

SECURITIES LENDING COLLATERAL — (4.1%)
@§ The DFA Short Term Investment Fund	103,556,037	1,197,211,347	4.3%

TOTAL INVESTMENTS—(100.0%) (Cost $14,505,588,592)		$29,148,107,753	103.9%

As of October 31, 2022, U.S. Core Equity 1 Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	1,616	12/16/22	$322,362,519	$313,746,400	$(8,616,119)

Total Futures Contracts			$322,362,519	$313,746,400	$(8,616,119)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,747,952,953	$8,484	—	$1,747,961,437
Consumer Discretionary	3,090,621,403	—	$4,986	3,090,626,389
Consumer Staples	1,864,843,825	94,387	—	1,864,938,212
Energy	1,961,903,671	—	—	1,961,903,671
Financials	4,008,109,526	5,250	—	4,008,114,776
Health Care	3,565,356,114	—	1,344,741	3,566,700,855
Industrials	3,419,367,777	657,085	—	3,420,024,862
Information Technology	6,008,754,926	—	—	6,008,754,926
Materials	1,225,634,383	—	—	1,225,634,383
Real Estate	65,705,171	39,762	—	65,744,933
Utilities	740,106,070	—	—	740,106,070
Preferred Stocks
Communication Services	343,723	—	—	343,723
Consumer Discretionary	475,353	—	—	475,353
Industrials	1,455,840	—	—	1,455,840
Rights/Warrants
Industrials	—	—	23,961	23,961
Temporary Cash Investments	248,087,015	—	—	248,087,015

38

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$1,197,211,347	—		$1,197,211,347
Futures Contracts**	$(8,616,119)	—	—		(8,616,119)

TOTAL	$27,940,101,631	$1,198,016,315	$1,373,688	^	$29,139,491,634

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

39

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (95.6%)
COMMUNICATION SERVICES — (5.4%)
* Alphabet, Inc., Class A	2,447,900	$231,351,029	0.8%
* Alphabet, Inc., Class C	2,361,300	223,520,658	0.8%
AT&T, Inc.	4,477,834	81,630,914	0.3%
Comcast Corp., Class A	3,103,081	98,491,791	0.3%
* Meta Platforms, Inc., Class A	1,750,602	163,086,082	0.6%
Verizon Communications, Inc.	3,894,696	145,544,790	0.5%
Other Securities		682,752,780	2.3%

TOTAL COMMUNICATION SERVICES		1,626,378,044	5.6%

CONSUMER DISCRETIONARY — (9.7%)
* Amazon.com, Inc.	3,049,564	312,397,336	1.1%
Home Depot, Inc.	417,086	123,511,677	0.4%
Target Corp.	489,359	80,377,216	0.3%
Other Securities		2,428,343,528	8.3%

TOTAL CONSUMER DISCRETIONARY		2,944,629,757	10.1%

CONSUMER STAPLES — (6.2%)
Coca-Cola Co.	2,356,465	141,034,430	0.5%
Costco Wholesale Corp.	257,234	129,002,851	0.4%
PepsiCo, Inc.	1,083,200	196,687,456	0.7%
Procter & Gamble Co.	1,659,570	223,494,292	0.8%
Walmart, Inc.	754,200	107,345,286	0.4%
Other Securities		1,089,547,591	3.6%

TOTAL CONSUMER STAPLES		1,887,111,906	6.4%

ENERGY — (6.4%)
Chevron Corp.	1,074,238	194,329,654	0.7%
ConocoPhillips	1,162,116	146,531,206	0.5%
Exxon Mobil Corp.	3,060,838	339,171,459	1.2%
Other Securities		1,275,702,318	4.3%

TOTAL ENERGY		1,955,734,637	6.7%

FINANCIALS — (14.6%)
American Express Co.	617,346	91,645,014	0.3%
Bank of America Corp.	3,352,938	120,839,922	0.4%
* Berkshire Hathaway, Inc., Class B	840,748	248,096,327	0.9%
JPMorgan Chase & Co.	1,979,363	249,162,214	0.9%
Wells Fargo & Co.	1,749,162	80,443,960	0.3%
Other Securities		3,628,152,220	12.3%

TOTAL FINANCIALS		4,418,339,657	15.1%

HEALTH CARE — (12.3%)
AbbVie, Inc.	1,169,550	171,222,120	0.6%
Amgen, Inc.	465,289	125,790,881	0.4%
Bristol-Myers Squibb Co.	1,487,212	115,214,314	0.4%
Cigna Corp.	249,677	80,660,652	0.3%
CVS Health Corp.	829,846	78,586,416	0.3%
Elevance Health, Inc.	165,540	90,512,306	0.3%
Eli Lilly & Co.	538,596	195,020,226	0.7%
Johnson & Johnson	1,534,785	267,006,546	0.9%
Merck & Co., Inc.	1,861,625	188,396,450	0.7%

40

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Pfizer, Inc.	3,866,146	$179,969,096	0.6%
Thermo Fisher Scientific, Inc.	172,804	88,816,072	0.3%
UnitedHealth Group, Inc.	416,565	231,256,060	0.8%
Other Securities		1,913,162,499	6.4%

TOTAL HEALTH CARE		3,725,613,638	12.7%

INDUSTRIALS — (13.4%)
Caterpillar, Inc.	434,771	94,110,531	0.3%
Deere & Co.	214,381	84,856,287	0.3%
Lockheed Martin Corp.	161,715	78,703,456	0.3%
Union Pacific Corp.	574,109	113,179,848	0.4%
Other Securities		3,706,707,754	12.6%

TOTAL INDUSTRIALS		4,077,557,876	13.9%

INFORMATION TECHNOLOGY — (20.8%)
Accenture PLC, Class A	449,831	127,707,021	0.5%
Apple, Inc.	9,633,318	1,477,172,982	5.1%
Broadcom, Inc.	284,762	133,872,311	0.5%
Cisco Systems, Inc.	2,308,415	104,871,293	0.4%
Intel Corp.	3,268,769	92,931,103	0.3%
International Business Machines Corp.	704,432	97,415,901	0.3%
Mastercard, Inc., Class A	587,552	192,822,815	0.7%
Microsoft Corp.	4,624,552	1,073,497,256	3.7%
QUALCOMM, Inc.	817,724	96,213,406	0.3%
Texas Instruments, Inc.	676,325	108,638,085	0.4%
# Visa, Inc., Class A	921,563	190,910,991	0.7%
Other Securities		2,622,825,195	8.7%

TOTAL INFORMATION TECHNOLOGY		6,318,878,359	21.6%

MATERIALS — (4.6%)
Other Securities		1,383,197,697	4.7%

REAL ESTATE — (0.3%)
Other Securities		85,739,181	0.3%

UTILITIES — (1.9%)
Other Securities		570,220,524	2.0%

TOTAL COMMON STOCKS		28,993,401,276	99.1%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		486,617	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		754,305	0.0%

INDUSTRIALS — (0.0%)
Other Security		1,986,525	0.0%

TOTAL PREFERRED STOCKS		3,227,447	0.0%

41

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
INDUSTRIALS — (0.0%)
Other Security		$23,431	0.0%

TOTAL RIGHTS/WARRANTS		23,431	0.0%

TOTAL INVESTMENT SECURITIES (Cost $13,737,376,934)		28,996,652,154

TEMPORARY CASH INVESTMENTS — (0.9%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	272,587,862	272,587,862	0.9%

SECURITIES LENDING COLLATERAL — (3.5%)
@§ The DFA Short Term Investment Fund	93,154,375	1,076,957,724	3.7%

TOTAL INVESTMENTS—(100.0%) (Cost $15,087,266,108)		$30,346,197,740	103.7%

As of October 31, 2022, U.S. Core Equity 2 Portfolio had entered into the following outstanding futures contracts:

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
Long Position Contracts:
S&P 500® Emini Index	1,279	12/16/22	$252,780,580	$248,317,850	$(4,462,730)

Total Futures Contracts			$252,780,580	$248,317,850	$(4,462,730)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$1,626,242,103	$135,941	—	$1,626,378,044
Consumer Discretionary	2,944,622,949	—	$6,808	2,944,629,757
Consumer Staples	1,886,985,529	126,377	—	1,887,111,906
Energy	1,955,734,637	—	—	1,955,734,637
Financials	4,418,239,836	99,821	—	4,418,339,657
Health Care	3,723,517,292	—	2,096,346	3,725,613,638
Industrials	4,076,132,929	1,424,947	—	4,077,557,876
Information Technology	6,318,877,797	—	562	6,318,878,359
Materials	1,383,197,697	—	—	1,383,197,697
Real Estate	85,619,321	119,860	—	85,739,181
Utilities	570,220,524	—	—	570,220,524
Preferred Stocks
Communication Services	486,617	—	—	486,617
Consumer Discretionary	754,305	—	—	754,305
Industrials	1,986,525	—	—	1,986,525
Rights/Warrants
Industrials	—	—	23,431	23,431
Temporary Cash Investments	272,587,862	—	—	272,587,862

42

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$1,076,957,724	—		$1,076,957,724
Futures Contracts**	$(4,462,730)	—	—		(4,462,730)

TOTAL	$29,260,743,193	$1,078,864,670	$2,127,147	^	$30,341,735,010

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

43

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (94.3%)
COMMUNICATION SERVICES — (4.8%)
* Alphabet, Inc., Class A	204,320	$19,310,283	0.5%
* Alphabet, Inc., Class C	174,880	16,554,141	0.4%
AT&T, Inc.	591,989	10,791,959	0.3%
Comcast Corp., Class A	542,795	17,228,313	0.4%
* Meta Platforms, Inc., Class A	172,392	16,060,039	0.4%
Verizon Communications, Inc.	361,078	13,493,485	0.3%
Other Securities		129,665,322	2.7%

TOTAL COMMUNICATION SERVICES		223,103,542	5.0%

CONSUMER DISCRETIONARY — (9.4%)
Murphy USA, Inc.	35,401	11,133,969	0.3%
Penske Automotive Group, Inc.	101,131	11,288,242	0.3%
Other Securities		415,238,079	9.3%

TOTAL CONSUMER DISCRETIONARY		437,660,290	9.9%

CONSUMER STAPLES — (4.7%)
Bunge Ltd.	114,831	11,333,820	0.3%
Procter & Gamble Co.	90,151	12,140,635	0.3%
Walmart, Inc.	92,764	13,203,100	0.3%
Other Securities		183,081,780	4.1%

TOTAL CONSUMER STAPLES		219,759,335	5.0%

ENERGY — (10.3%)
Chevron Corp.	168,142	30,416,888	0.7%
ConocoPhillips	192,034	24,213,567	0.6%
Coterra Energy, Inc.	441,905	13,756,503	0.3%
Devon Energy Corp.	333,906	25,827,629	0.6%
Diamondback Energy, Inc.	77,163	12,123,079	0.3%
EOG Resources, Inc.	108,097	14,757,402	0.3%
Exxon Mobil Corp.	427,728	47,396,540	1.1%
Marathon Petroleum Corp.	137,887	15,666,721	0.4%
Occidental Petroleum Corp.	202,911	14,731,339	0.3%
Valero Energy Corp.	96,071	12,061,714	0.3%
Other Securities		267,114,486	5.9%

TOTAL ENERGY		478,065,868	10.8%

FINANCIALS — (21.8%)
Aflac, Inc.	208,954	13,604,995	0.3%
Allstate Corp.	86,090	10,868,862	0.3%
Bank of America Corp.	491,054	17,697,586	0.4%
* Berkshire Hathaway, Inc., Class B	110,049	32,474,359	0.7%
Discover Financial Services	118,381	12,366,079	0.3%
First Horizon Corp.	432,866	10,609,546	0.3%
JPMorgan Chase & Co.	273,311	34,404,389	0.8%
M&T Bank Corp.	67,444	11,355,546	0.3%
Morgan Stanley	152,000	12,489,840	0.3%
Travelers Cos., Inc.	60,909	11,235,274	0.3%
Wells Fargo & Co.	236,095	10,858,009	0.3%
Other Securities		833,448,489	18.6%

TOTAL FINANCIALS		1,011,412,974	22.9%

44

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (9.6%)
Bristol-Myers Squibb Co.	141,192	$10,938,144	0.3%
Cigna Corp.	32,953	10,645,796	0.3%
CVS Health Corp.	118,113	11,185,301	0.3%
Johnson & Johnson	105,798	18,405,678	0.4%
Merck & Co., Inc.	111,689	11,302,927	0.3%
Pfizer, Inc.	341,124	15,879,322	0.4%
UnitedHealth Group, Inc.	36,788	20,422,858	0.5%
Other Securities		348,975,389	7.6%

TOTAL HEALTH CARE		447,755,415	10.1%

INDUSTRIALS — (15.5%)
* Builders FirstSource, Inc.	197,853	12,199,616	0.3%
Raytheon Technologies Corp.	115,471	10,948,960	0.3%
Other Securities		698,192,830	15.7%

TOTAL INDUSTRIALS		721,341,406	16.3%

INFORMATION TECHNOLOGY — (9.4%)
* First Solar, Inc.	83,806	12,199,639	0.3%
Other Securities		422,358,258	9.5%

TOTAL INFORMATION TECHNOLOGY		434,557,897	9.8%

MATERIALS — (7.2%)
Corteva, Inc.	201,895	13,191,819	0.3%
Dow, Inc.	316,807	14,807,559	0.3%
LyondellBasell Industries NV, Class A	148,186	11,328,820	0.3%
Newmont Corp.	272,674	11,539,564	0.3%
# Nucor Corp.	188,942	24,823,200	0.6%
Reliance Steel & Aluminum Co.	62,227	12,537,496	0.3%
Steel Dynamics, Inc.	170,812	16,064,869	0.4%
Other Securities		228,643,996	5.0%

TOTAL MATERIALS		332,937,323	7.5%

REAL ESTATE — (0.5%)
Other Securities		22,470,126	0.5%

UTILITIES — (1.1%)
Other Securities		50,547,951	1.2%

TOTAL COMMON STOCKS		4,379,612,127	99.0%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
Other Security		331,508	0.0%

CONSUMER DISCRETIONARY — (0.0%)
Other Security		231,938	0.0%

INDUSTRIALS — (0.0%)
Other Security		794,799	0.0%

TOTAL PREFERRED STOCKS		1,358,245	0.0%

45

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
INDUSTRIALS — (0.0%)
Other Security		$10,984	0.0%

TOTAL RIGHTS/WARRANTS		10,984	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,236,989,633)		4,380,981,356

TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	37,532,662	37,532,662	0.9%

SECURITIES LENDING COLLATERAL — (4.9%)
@§ The DFA Short Term Investment Fund	19,687,236	227,604,132	5.1%

TOTAL INVESTMENTS—(100.0%) (Cost $2,502,230,004)		$4,646,118,150	105.0%

As of October 31, 2022, U.S. Vector Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	181	12/16/22	$36,251,048	$35,141,150	$(1,109,898)

Total Futures Contracts			$36,251,048	$35,141,150	$(1,109,898)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$223,080,276	$23,266	—	$223,103,542
Consumer Discretionary	437,633,283	24,728	$2,279	437,660,290
Consumer Staples	219,680,247	79,088	—	219,759,335
Energy	478,065,868	—	—	478,065,868
Financials	1,011,349,694	63,280	—	1,011,412,974
Health Care	446,330,154	—	1,425,261	447,755,415
Industrials	720,993,032	348,374	—	721,341,406
Information Technology	434,557,897	—	—	434,557,897
Materials	332,937,323	—	—	332,937,323
Real Estate	22,470,126	—	—	22,470,126
Utilities	50,547,951	—	—	50,547,951
Preferred Stocks
Communication Services	331,508	—	—	331,508
Consumer Discretionary	231,938	—	—	231,938
Industrials	794,799	—	—	794,799
Rights/Warrants
Industrials	—	—	10,984	10,984
Temporary Cash Investments	37,532,662	—	—	37,532,662

46

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$227,604,132	—		$227,604,132
Futures Contracts**	$(1,109,898)	—	—		(1,109,898)

TOTAL	$4,415,426,860	$228,142,868	$1,438,524	^	$4,645,008,252

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

47

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (89.4%)
COMMUNICATION SERVICES — (2.4%)
*	Iridium Communications, Inc.	696,920	$35,912,288	0.3%
#	Nexstar Media Group, Inc., Class A	267,672	45,852,214	0.3%
	Other Securities		290,606,265	2.1%

TOTAL COMMUNICATION SERVICES			372,370,767	2.7%

CONSUMER DISCRETIONARY — (10.8%)
#	Murphy USA, Inc.	187,244	58,890,110	0.4%
#	Penske Automotive Group, Inc.	420,059	46,886,986	0.3%
	Texas Roadhouse, Inc.	336,612	33,307,757	0.3%
	Other Securities		1,533,426,592	11.0%

TOTAL CONSUMER DISCRETIONARY			1,672,511,445	12.0%

CONSUMER STAPLES — (3.9%)
*	BJ’s Wholesale Club Holdings, Inc.	477,746	36,977,540	0.3%
	Other Securities		568,042,519	4.0%

TOTAL CONSUMER STAPLES			605,020,059	4.3%

ENERGY — (5.6%)
#	Matador Resources Co.	734,685	48,819,818	0.4%
#	Murphy Oil Corp.	833,447	40,430,514	0.3%
#	PDC Energy, Inc.	673,577	48,591,845	0.4%
	Range Resources Corp.	1,648,690	46,954,691	0.4%
	SM Energy Co.	751,637	33,808,632	0.3%
	Other Securities		639,161,629	4.4%

TOTAL ENERGY			857,767,129	6.2%

FINANCIALS — (19.7%)
	Cadence Bank	1,282,964	35,473,955	0.3%
#	Glacier Bancorp, Inc.	783,244	44,864,216	0.3%
	Old National Bancorp	2,096,773	41,012,880	0.3%
	RLI Corp.	312,890	40,697,602	0.3%
#	Selective Insurance Group, Inc.	438,122	42,971,006	0.3%
	SouthState Corp.	480,323	43,435,609	0.3%
#	United Bankshares, Inc.	917,556	38,858,497	0.3%
#	Valley National Bancorp	2,970,010	35,254,031	0.3%
	Other Securities		2,716,701,974	19.5%

TOTAL FINANCIALS			3,039,269,770	21.9%

HEALTH CARE — (9.3%)
*	Acadia Healthcare Co., Inc.	616,865	50,151,124	0.4%
#*	AMN Healthcare Services, Inc.	408,806	51,305,153	0.4%
#	Ensign Group, Inc.	459,736	41,275,098	0.3%
#*	Lantheus Holdings, Inc.	494,601	36,595,528	0.3%
#*	Medpace Holdings, Inc.	234,721	52,103,368	0.4%
	Other Securities		1,209,252,086	8.6%

TOTAL HEALTH CARE			1,440,682,357	10.4%

INDUSTRIALS — (18.2%)
*	Aerojet Rocketdyne Holdings, Inc.	707,916	34,298,530	0.3%
	Applied Industrial Technologies, Inc.	272,046	33,837,081	0.2%
#*	Casella Waste Systems, Inc., Class A	415,573	33,998,027	0.3%

48

U.S. SMALL CAP PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
#*	Chart Industries, Inc.	257,176	$57,319,387	0.4%
*	Clean Harbors, Inc.	368,546	45,132,143	0.3%
	Comfort Systems USA, Inc.	299,106	36,873,788	0.3%
	Exponent, Inc.	422,177	40,216,581	0.3%
#*	FTI Consulting, Inc.	246,773	38,405,282	0.3%
#	KBR, Inc.	768,073	38,226,993	0.3%
	MSA Safety, Inc.	265,964	35,703,007	0.3%
#*	Saia, Inc.	198,107	39,395,558	0.3%
	Tetra Tech, Inc.	289,234	40,862,979	0.3%
	Timken Co.	467,224	33,308,399	0.2%
	Valmont Industries, Inc.	151,578	48,386,729	0.4%
*	WESCO International, Inc.	371,573	51,191,612	0.4%
	Other Securities		2,194,626,525	15.6%

TOTAL INDUSTRIALS			2,801,782,621	20.2%

INFORMATION TECHNOLOGY — (10.5%)
#	Amkor Technology, Inc.	1,892,325	39,341,437	0.3%
*	Calix, Inc.	492,912	36,298,040	0.3%
*	ExlService Holdings, Inc.	267,223	48,594,503	0.4%
*	Lattice Semiconductor Corp.	698,136	33,866,577	0.3%
#*	Novanta, Inc.	254,279	35,955,051	0.3%
*	Qualys, Inc.	271,023	38,637,039	0.3%
	Other Securities		1,386,879,238	9.8%

TOTAL INFORMATION TECHNOLOGY			1,619,571,885	11.7%

MATERIALS — (5.6%)
#	Commercial Metals Co.	878,039	39,950,775	0.3%
#	Louisiana-Pacific Corp.	649,884	36,815,929	0.3%
	Olin Corp.	694,011	36,747,882	0.3%
	Valvoline, Inc.	1,130,165	33,181,644	0.2%
	Other Securities		715,100,087	5.1%

TOTAL MATERIALS			861,796,317	6.2%

REAL ESTATE — (0.4%)
	Other Securities		58,876,790	0.4%

UTILITIES — (3.0%)
	Other Securities		460,997,992	3.3%

TOTAL COMMON STOCKS			13,790,647,132	99.3%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
	Other Security		487,236	0.0%

CONSUMER DISCRETIONARY — (0.0%)
	Other Security		424,047	0.0%

INDUSTRIALS — (0.0%)
	Other Security		3,575,934	0.0%

TOTAL PREFERRED STOCKS			4,487,217	0.0%

49

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
INDUSTRIALS — (0.0%)
Other Security		$26,316	0.0%

TOTAL RIGHTS/WARRANTS		26,316	0.0%

TOTAL INVESTMENT SECURITIES (Cost $7,784,404,921)		13,795,160,665

TEMPORARY CASH INVESTMENTS — (0.6%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	92,669,607	92,669,607	0.7%

SECURITIES LENDING COLLATERAL — (10.0%)
@§ The DFA Short Term Investment Fund	133,261,268	1,540,633,516	11.1%

TOTAL INVESTMENTS—(100.0%) (Cost $9,418,213,618)		$15,428,463,788	111.1%

As of October 31, 2022, U.S. Small Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	470	12/16/22	$87,334,270	$91,250,500	$3,916,230

Total Futures Contracts			$87,334,270	$91,250,500	$3,916,230

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$372,314,690	$56,077	—	$372,370,767
Consumer Discretionary	1,672,480,554	—	$30,891	1,672,511,445
Consumer Staples	604,843,422	176,637	—	605,020,059
Energy	857,767,129	—	—	857,767,129
Financials	3,039,078,133	191,637	—	3,039,269,770
Health Care	1,433,468,839	462	7,213,056	1,440,682,357
Industrials	2,801,772,518	10,103	—	2,801,782,621
Information Technology	1,619,560,581	—	11,304	1,619,571,885
Materials	861,743,259	—	53,058	861,796,317
Real Estate	58,867,954	8,836	—	58,876,790
Utilities	460,997,992	—	—	460,997,992
Preferred Stocks
Communication Services	487,236	—	—	487,236
Consumer Discretionary	424,047	—	—	424,047
Industrials	3,575,934	—	—	3,575,934
Rights/Warrants
Industrials	—	—	26,316	26,316
Temporary Cash Investments	92,669,607	—	—	92,669,607

50

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$1,540,633,516	—		$1,540,633,516
Futures Contracts**	$3,916,230	—	—		3,916,230

TOTAL.	$13,883,968,125	$1,541,077,268	$7,334,625	^	$15,432,380,018

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

51

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (91.5%)
COMMUNICATION SERVICES — (2.4%)
	Other Securities		$166,691,244	2.6%

CONSUMER DISCRETIONARY — (10.8%)
	Group 1 Automotive, Inc.	109,460	18,936,580	0.3%
	Other Securities		736,471,578	11.4%

TOTAL CONSUMER DISCRETIONARY			755,408,158	11.7%

CONSUMER STAPLES — (4.8%)
*	Hostess Brands, Inc.	659,960	17,475,741	0.3%
	Inter Parfums, Inc.	227,178	18,374,157	0.3%
#	MGP Ingredients, Inc.	143,333	16,060,463	0.3%
#	Weis Markets, Inc.	196,657	18,420,861	0.3%
	Other Securities		268,711,872	4.0%

TOTAL CONSUMER STAPLES			339,043,094	5.2%

ENERGY — (7.0%)
	Chord Energy Corp.	118,744	18,178,519	0.3%
#*	CNX Resources Corp.	1,161,237	19,520,394	0.3%
*	Comstock Resources, Inc.	875,184	16,435,956	0.3%
	Patterson-UTI Energy, Inc	926,930	16,360,314	0.3%
*	PBF Energy, Inc., Class A	491,690	21,757,282	0.3%
	Other Securities		400,890,826	6.1%

TOTAL ENERGY			493,143,291	7.6%

FINANCIALS — (20.6%)
#	BancFirst Corp.	239,834	22,980,894	0.4%
	Banner Corp.	263,148	19,670,313	0.3%
	First BanCorp.	1,576,127	24,887,045	0.4%
	First Merchants Corp.	362,517	16,277,013	0.3%
	Pacific Premier Bancorp, Inc.	436,115	15,878,947	0.3%
	Piper Sandler Cos	134,207	17,174,470	0.3%
	Trustmark Corp.	421,873	15,427,896	0.2%
	Walker & Dunlop, Inc.	182,775	16,442,439	0.3%
	WesBanco, Inc.	421,523	17,046,390	0.3%
	WSFS Financial Corp.	473,204	22,032,378	0.3%
	Other Securities		1,260,518,834	19.3%

TOTAL FINANCIALS			1,448,336,619	22.4%

HEALTH CARE — (10.3%)
*	CorVel Corp.	184,423	30,284,101	0.5%
*	Lantheus Holdings, Inc.	305,585	22,610,234	0.4%
*	Prestige Consumer Healthcare, Inc.	310,082	16,893,267	0.3%
	Other Securities		649,873,873	9.9%

TOTAL HEALTH CARE			719,661,475	11.1%

INDUSTRIALS — (16.5%)
	Albany International Corp., Class A	210,236	19,261,822	0.3%
	Boise Cascade Co.	282,825	18,884,225	0.3%
*	CBIZ, Inc.	406,188	20,163,172	0.3%
#	Comfort Systems USA, Inc.	251,515	31,006,769	0.5%
	Encore Wire Corp.	157,161	21,623,782	0.3%

52

U.S. MICRO CAP PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
	Federal Signal Corp.	439,096	$20,483,828	0.3%
	Forward Air Corp.	191,213	20,243,720	0.3%
*	Hub Group, Inc., Class A	220,852	17,138,115	0.3%
	ICF International, Inc.	129,423	15,482,874	0.2%
	Matson, Inc.	225,848	16,617,896	0.3%
	McGrath RentCorp.	184,266	17,330,217	0.3%
*	Veritiv Corp.	173,696	20,193,897	0.3%
	Other Securities		921,171,789	14.2%

TOTAL INDUSTRIALS			1,159,602,106	17.9%

INFORMATION TECHNOLOGY — (11.3%)
	Badger Meter, Inc.	199,391	22,427,500	0.4%
*	Calix, Inc.	341,891	25,176,853	0.4%
*	Fabrinet	156,606	17,915,726	0.3%
#*	Insight Enterprises, Inc.	195,134	18,442,114	0.3%
#	Kulicke & Soffa Industries, Inc.	372,420	15,619,295	0.2%
#*	NetScout Systems, Inc.	429,733	15,436,009	0.2%
*	Plexus Corp.	205,049	20,176,822	0.3%
*	Rambus, Inc.	705,710	21,284,214	0.3%
*	Rogers Corp.	77,667	18,277,375	0.3%
*	Sanmina Corp.	275,638	15,449,510	0.2%
	Other Securities		601,302,331	9.3%

TOTAL INFORMATION TECHNOLOGY			791,507,749	12.2%

MATERIALS — (4.8%)
	Innospec, Inc.	180,162	18,014,398	0.3%
	Stepan Co.	166,116	17,349,155	0.3%
	Other Securities		302,700,334	4.6%

TOTAL MATERIALS			338,063,887	5.2%

REAL ESTATE — (0.7%)
	Other Securities		51,069,739	0.8%

UTILITIES — (2.3%)
	California Water Service Group	291,215	18,072,803	0.3%
	Otter Tail Corp.	297,207	20,037,696	0.3%
	Other Securities		121,068,262	1.9%

TOTAL UTILITIES			159,178,761	2.5%

TOTAL COMMON STOCKS			6,421,706,123	99.2%

PREFERRED STOCKS — (0.0%)
COMMUNICATION SERVICES — (0.0%)
	Other Security		404,094	0.0%

ENERGY — (0.0%)
	Other Security		123,827	0.0%

INDUSTRIALS — (0.0%)
	Other Security		1,499,148	0.0%

TOTAL PREFERRED STOCKS			2,027,069	0.0%

53

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
RIGHTS/WARRANTS — (0.0%)
INDUSTRIALS — (0.0%)
Other Security		$98,615	0.0%

TOTAL RIGHTS/WARRANTS		98,615	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,758,697,220)		6,423,831,807

TEMPORARY CASH INVESTMENTS — (0.7%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	50,273,230	50,273,230	0.8%

SECURITIES LENDING COLLATERAL — (7.8%)
@§ The DFA Short Term Investment Fund	47,056,334	544,018,282	8.4%

TOTAL INVESTMENTS—(100.0%) (Cost $4,353,222,041)		$7,018,123,319	108.4%

As of October 31, 2022, U.S. Micro Cap Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	281	12/16/22	$52,577,937	$54,556,150	$1,978,213

Total Futures Contracts			$52,577,937	$54,556,150	$1,978,213

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$166,457,081	$234,163	—	$166,691,244
Consumer Discretionary	755,254,620	139,573	$13,965	755,408,158
Consumer Staples	338,340,088	703,006	—	339,043,094
Energy	493,143,291	—	—	493,143,291
Financials	1,447,739,193	597,426	—	1,448,336,619
Health Care	716,573,393	—	3,088,082	719,661,475
Industrials	1,159,602,106	—	—	1,159,602,106
Information Technology	791,503,070	—	4,679	791,507,749
Materials	338,054,305	—	9,582	338,063,887
Real Estate	50,950,453	119,286	—	51,069,739
Utilities	159,178,761	—	—	159,178,761
Preferred Stocks
Communication Services	404,094	—	—	404,094
Energy	123,827	—	—	123,827
Industrials	1,499,148	—	—	1,499,148
Rights/Warrants
Industrials	—	—	98,615	98,615
Temporary Cash Investments	50,273,230	—	—	50,273,230

54

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$544,018,282	—		$544,018,282
Futures Contracts**	$1,978,213	—	—		1,978,213

TOTAL	$6,471,074,873	$545,811,736	$3,214,923	^	$7,020,101,532

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

55

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (99.2%)
COMMUNICATION SERVICES — (2.6%)
Verizon Communications, Inc.	2,295,603	$85,786,684	1.8%
Other Securities		37,585,447	0.8%

TOTAL COMMUNICATION SERVICES		123,372,131	2.6%

CONSUMER DISCRETIONARY — (14.9%)
* Amazon.com, Inc.	876,336	89,771,860	1.9%
Dollar General Corp.	104,446	26,638,952	0.6%
Home Depot, Inc.	481,459	142,574,454	3.1%
Lowe’s Cos., Inc.	318,826	62,155,129	1.3%
NIKE, Inc., Class B	575,931	53,377,285	1.1%
* O’Reilly Automotive, Inc.	42,428	35,519,449	0.8%
Ross Stores, Inc.	348,574	33,355,046	0.7%
Target Corp.	269,232	44,221,356	1.0%
TJX Cos., Inc.	600,719	43,311,840	0.9%
Other Securities		163,286,181	3.5%

TOTAL CONSUMER DISCRETIONARY		694,211,552	14.9%

CONSUMER STAPLES — (12.0%)
Altria Group, Inc.	940,393	43,511,984	0.9%
Coca-Cola Co.	1,449,059	86,726,181	1.9%
Costco Wholesale Corp.	167,842	84,172,763	1.8%
Kroger Co.	743,305	35,150,893	0.7%
PepsiCo, Inc.	701,377	127,356,036	2.7%
Procter & Gamble Co.	452,798	60,978,307	1.3%
Other Securities		121,740,099	2.7%

TOTAL CONSUMER STAPLES		559,636,263	12.0%

ENERGY — (3.3%)
ConocoPhillips	417,327	52,620,762	1.1%
Occidental Petroleum Corp.	1,054,159	76,531,943	1.6%
Other Securities		22,639,942	0.6%

TOTAL ENERGY		151,792,647	3.3%

FINANCIALS — (4.0%)
American Express Co.	354,187	52,579,060	1.1%
Ameriprise Financial, Inc.	106,466	32,910,770	0.7%
Other Securities		98,511,983	2.1%

TOTAL FINANCIALS		184,001,813	3.9%

HEALTH CARE — (14.9%)
AbbVie, Inc.	828,039	121,224,910	2.6%
Amgen, Inc.	295,444	79,873,285	1.7%
Bristol-Myers Squibb Co.	669,834	51,892,040	1.1%
Eli Lilly & Co.	410,332	148,577,114	3.2%
Gilead Sciences, Inc.	694,162	54,463,951	1.2%
Merck & Co., Inc.	493,090	49,900,708	1.1%
Zoetis, Inc.	201,953	30,450,473	0.7%
Other Securities		157,061,398	3.3%

TOTAL HEALTH CARE		693,443,879	14.9%

56

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
INDUSTRIALS — (12.5%)
3M Co.	310,822	$39,098,299	0.8%
Caterpillar, Inc.	274,386	59,393,593	1.3%
Deere & Co.	150,390	59,527,370	1.3%
Illinois Tool Works, Inc.	135,400	28,911,962	0.6%
Lockheed Martin Corp.	131,316	63,908,871	1.4%
Union Pacific Corp.	360,313	71,032,105	1.5%
United Parcel Service, Inc., Class B	394,779	66,232,073	1.4%
Waste Management, Inc.	218,335	34,577,714	0.7%
Other Securities		158,450,764	3.5%

TOTAL INDUSTRIALS		581,132,751	12.5%

INFORMATION TECHNOLOGY — (32.2%)
Accenture PLC, Class A	311,576	88,456,426	1.9%
Apple, Inc.	1,471,447	225,631,683	4.8%
Applied Materials, Inc.	522,179	46,103,184	1.0%
Automatic Data Processing, Inc.	196,951	47,603,057	1.0%
Broadcom, Inc.	211,162	99,271,479	2.1%
International Business Machines Corp.	559,508	77,374,361	1.7%
Lam Research Corp.	72,492	29,343,312	0.6%
Mastercard, Inc., Class A	352,677	115,741,538	2.5%
Microsoft Corp.	896,664	208,142,614	4.5%
Oracle Corp.	1,054,524	82,326,689	1.8%
QUALCOMM, Inc.	560,047	65,895,130	1.4%
Texas Instruments, Inc.	528,220	84,847,979	1.8%
Visa, Inc., Class A	571,060	118,300,790	2.5%
Other Securities		210,148,402	4.6%

TOTAL INFORMATION TECHNOLOGY		1,499,186,644	32.2%

MATERIALS — (2.6%)
# Nucor Corp.	249,069	32,722,685	0.7%
Other Securities		90,600,901	1.9%

TOTAL MATERIALS		123,323,586	2.6%

UTILITIES — (0.2%)
Other Security		7,344,470	0.2%

TOTAL COMMON STOCKS (Cost $3,694,848,408)		4,617,445,736	99.1%

TEMPORARY CASH INVESTMENTS — (0.8%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	36,049,994	36,049,994	0.8%

SECURITIES LENDING COLLATERAL — (0.0%)
@§ The DFA Short Term Investment Fund	241,134	2,787,749	0.0%

TOTAL INVESTMENTS—(100.0%) (Cost $3,733,686,613)		$4,656,283,479	99.9%

57

U.S. HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

As of October 31, 2022, U.S. High Relative Profitability Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	165	12/16/22	$33,471,267	$32,034,750	$(1,436,517)

Total Futures Contracts			$33,471,267	$32,034,750	$(1,436,517)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$123,372,131	—	—	$123,372,131
Consumer Discretionary	694,211,552	—	—	694,211,552
Consumer Staples	559,636,263	—	—	559,636,263
Energy	151,792,647	—	—	151,792,647
Financials	184,001,813	—	—	184,001,813
Health Care	693,443,879	—	—	693,443,879
Industrials	581,132,751	—	—	581,132,751
Information Technology	1,499,186,644	—	—	1,499,186,644
Materials	123,323,586	—	—	123,323,586
Utilities	7,344,470	—	—	7,344,470
Temporary Cash Investments	36,049,994	—	—	36,049,994
Securities Lending Collateral	—	$2,787,749	—	2,787,749
Futures Contracts**	(1,436,517)	—	—	(1,436,517)

TOTAL	$4,652,059,213	$2,787,749	—	$4,654,846,962

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

58

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (94.2%)
REAL ESTATE — (94.2%)
#	Agree Realty Corp.	545,571	$37,480,728	0.5%
	Alexandria Real Estate Equities, Inc.	1,081,627	157,160,403	1.9%
#	American Homes 4 Rent, Class A	2,156,016	68,863,151	0.9%
	American Tower Corp.	3,257,589	674,939,865	8.4%
	Apartment Income REIT Corp.	1,080,915	41,539,563	0.5%
	AvalonBay Communities, Inc.	982,480	172,051,898	2.1%
	Boston Properties, Inc.	1,038,979	75,533,773	0.9%
	Brixmor Property Group, Inc.	2,091,030	44,559,849	0.6%
	Camden Property Trust	703,641	81,305,718	1.0%
	Crown Castle, Inc.	3,028,608	403,592,302	5.0%
	CubeSmart	1,563,701	65,472,161	0.8%
	Digital Realty Trust, Inc.	2,005,474	201,048,768	2.5%
	EastGroup Properties, Inc.	302,831	47,450,589	0.6%
	Equinix, Inc.	634,214	359,244,178	4.5%
	Equity LifeStyle Properties, Inc.	1,245,105	79,636,916	1.0%
	Equity Residential	2,509,241	158,132,368	2.0%
	Essex Property Trust, Inc.	459,462	102,110,835	1.3%
	Extra Space Storage, Inc.	919,925	163,231,492	2.0%
	Federal Realty Investment Trust	508,104	50,292,134	0.6%
#	First Industrial Realty Trust, Inc.	932,866	44,432,408	0.5%
	Gaming & Leisure Properties, Inc.	1,769,659	88,695,309	1.1%
#	Healthcare Realty Trust, Inc., Class A	2,643,894	53,750,365	0.7%
	Healthpeak Properties, Inc.	3,707,009	87,967,324	1.1%
	Host Hotels & Resorts, Inc.	4,931,543	93,107,532	1.2%
	Invitation Homes, Inc.	4,260,702	135,021,646	1.7%
#	Iron Mountain, Inc.	2,014,924	100,887,245	1.2%
	Kimco Realty Corp.	4,290,583	91,732,665	1.1%
	Lamar Advertising Co., Class A	600,787	55,410,585	0.7%
	Life Storage, Inc.	587,234	64,953,953	0.8%
#	Medical Properties Trust, Inc.	4,071,424	46,617,805	0.6%
	Mid-America Apartment Communities, Inc.	813,302	128,054,400	1.6%
	National Retail Properties, Inc.	1,234,127	51,870,358	0.6%
#	Omega Healthcare Investors, Inc.	1,615,109	51,328,164	0.6%
	Prologis, Inc.	6,486,833	718,416,755	8.9%
	Public Storage	1,113,219	344,819,585	4.3%
#	Realty Income Corp.	4,309,331	268,342,041	3.3%
	Regency Centers Corp.	1,072,350	64,887,898	0.8%
	Rexford Industrial Realty, Inc.	1,197,298	66,186,633	0.8%
	SBA Communications Corp.	754,403	203,613,370	2.5%
	Simon Property Group, Inc.	2,260,275	246,324,769	3.1%
	Spirit Realty Capital, Inc.	951,913	36,962,782	0.5%
	STAG Industrial, Inc.	1,250,532	39,504,306	0.5%
	STORE Capital Corp.	1,803,795	57,360,681	0.7%
	Sun Communities, Inc.	859,809	115,945,244	1.4%
	UDR, Inc.	2,267,249	90,145,820	1.1%
	Ventas, Inc.	2,778,270	108,713,705	1.3%
	VICI Properties, Inc.	6,661,659	213,306,321	2.6%
	Welltower, Inc.	3,233,300	197,360,632	2.4%
#	WP Carey, Inc.	1,338,317	102,113,587	1.3%
	Other Securities		1,000,811,127	12.4%

TOTAL COMMON STOCKS (Cost $5,253,633,866)			7,952,291,706	98.5%

59

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
TEMPORARY CASH INVESTMENTS — (1.5%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	124,840,173	$124,840,173	1.6%

SECURITIES LENDING COLLATERAL — (4.3%)
@§ The DFA Short Term Investment Fund	31,631,386	365,690,456	4.5%

TOTAL INVESTMENTS—(100.0%) (Cost $5,744,323,273)		$8,442,822,335	104.6%

As of October 31, 2022, DFA Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	619	12/16/22	$117,458,517	$120,178,850	$2,720,333

Total Futures Contracts			$117,458,517	$120,178,850	$2,720,333

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate	$7,952,291,706	—	—	$7,952,291,706
Temporary Cash Investments	124,840,173	—	—	124,840,173
Securities Lending Collateral	—	$365,690,456	—	365,690,456
Futures Contracts**	2,720,333	—	—	2,720,333

TOTAL	$8,079,852,212	$365,690,456	—	$8,445,542,668

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

60

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	Enhanced U.S. Large Company Portfolio*	U.S. Large Cap Equity Portfolio*	U.S. Large Cap Value Portfolio	U.S. Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$23,311,527	—
Investment Securities at Value (including $6,346, $33,009, $0 and $956,565 of securities on loan, respectively)	$245,109	$1,607,757	—	$11,720,016
Temporary Cash Investments at Value & Cost	—	2,643	—	125,773
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $6,493, $7,336, $0 and $856,513, respectively)	6,490	7,333	—	856,197
Segregated Cash for Futures Contracts	—	—	—	6,680
Foreign Currencies at Value	2	—	—	—
Cash	13,538	2,037	—	—
Receivables:
Investment Securities Sold	278	2,978	—	3,723
Dividends and Interest	1,676	1,353	—	4,964
Securities Lending Income	3	8	—	254
Fund Shares Sold	216	523	11,590	7,688
Unrealized Gain on Forward Currency Contracts	1,024	—	—	—
Prepaid Expenses and Other Assets	21	17	106	59

Total Assets	268,357	1,624,649	23,323,223	12,725,354

LIABILITIES:
Payables:
Due to Custodian	—	—	—	1,509
Upon Return of Securities Loaned	6,770	8,220	—	700,628
Investment Securities Purchased	—	1,129	—	156,310
Fund Shares Redeemed	475	1,274	25,955	9,922
Due to Advisor	30	133	1,668	2,556
Futures Margin Variation	1,908	—	—	388
Unrealized Loss on Forward Currency Contracts	502	—	—	—
Accrued Expenses and Other Liabilities	31	95	713	606

Total Liabilities	9,716	10,851	28,336	871,919

NET ASSETS	$258,641	$1,613,798	$23,294,887	$11,853,435

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $0 and $32,553 and shares outstanding of 0, 0, 0 and 1,132,785, respectively	N/A	N/A	N/A	$28.74

NUMBER OF SHARES AUTHORIZED	N/A	N/A	N/A	200,000,000

Class R2 Shares — based on net assets of $0; $0; $0 and $74,146 and shares outstanding of 0, 0, 0 and 2,594,370, respectively	N/A	N/A	N/A	$28.58

NUMBER OF SHARES AUTHORIZED	N/A	N/A	N/A	200,000,000

Institutional Class Shares — based on net assets of $258,641; $1,613,798; $23,294,887 and $11,746,736 and shares outstanding of 24,955,777, 69,849,585, 550,964,102 and 408,705,991, respectively	$10.36	$23.10	$42.28	$28.74

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	4,000,000,000	1,500,000,000

Investment Securities at Cost	$257,901	$856,972	N/A	$7,947,185

Foreign Currencies at Cost	$2	$—	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$332,703	$814,887	$13,975,569	$7,665,859
Total Distributable Earnings (Loss)	(74,062)	798,911	9,319,318	4,187,576

NET ASSETS	$258,641	$1,613,798	$23,294,887	$11,853,435

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

61

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

		U.S. Core	U.S. Core	U.S. Vector
	U.S. Small Cap	Equity 1	Equity 2	Equity
	Value Portfolio*	Portfolio*	Portfolio*	Portfolio*
ASSETS:
Investment Securities at Value (including $1,054,810, $1,386,939, $1,530,820 and $303,032 of securities on loan, respectively)	$14,222,566	$27,702,809	$28,996,652	$4,380,981
Temporary Cash Investments at Value & Cost	115,130	248,087	272,588	37,533
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $939,333, $1,197,612, $1,077,301 and $227,708, respectively)	939,014	1,197,211	1,076,958	227,604
Segregated Cash for Futures Contracts	6,040	16,160	12,790	1,810
Cash	—	14,055	8,513	1,502
Receivables:
Investment Securities Sold	31,562	76,745	36,333	6,371
Dividends and Interest	7,184	22,078	21,565	2,693
Securities Lending Income	323	429	468	102
Fund Shares Sold	8,919	10,467	8,738	2,336
Prepaid Expenses and Other Assets	102	222	155	34

Total Assets	15,330,840	29,288,263	30,434,760	4,660,966

LIABILITIES:
Payables:
Due to Custodian	1,274	—	—	—
Upon Return of Securities Loaned	969,028	1,131,496	1,108,626	227,703
Investment Securities Purchased	—	66,660	16,180	3,970
Fund Shares Redeemed	11,261	26,116	29,142	2,848
Due to Advisor	3,195	2,731	3,790	890
Futures Margin Variation	853	4,781	1,807	256
Accrued Expenses and Other Liabilities	791	1,197	1,268	239

Total Liabilities	986,402	1,232,981	1,160,813	235,906

NET ASSETS	$14,344,438	$28,055,282	$29,273,947	$4,425,060

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $14,344,438; $28,055,282; $29,273,947 and $4,425,060 and shares outstanding of 341,473,278, 913,841,700, 1,045,136,809 and 198,910,828, respectively	$42.01	$30.70	$28.01	$22.25

NUMBER OF SHARES AUTHORIZED	3,400,000,000	3,000,000,000	4,600,000,000	2,000,000,000

Investment Securities at Cost	$9,287,201	$13,059,889	$13,737,377	$2,236,989

NET ASSETS CONSIST OF:
Paid-In Capital	$8,737,206	$12,721,176	$13,170,523	$2,135,719
Total Distributable Earnings (Loss)	5,607,232	15,334,106	16,103,424	2,289,341

NET ASSETS	$14,344,438	$28,055,282	$29,273,947	$4,425,060

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

62

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

			U.S. High	DFA Real
			Relative	Estate
	U.S. Small Cap	U.S. Micro Cap	Profitability	Securities
	Portfolio*	Portfolio*	Portfolio*	Portfolio*
ASSETS:
Investment Securities at Value (including $1,765,485, $648,270, $36,288 and $454,251 of securities on loan, respectively)	$13,795,160	$6,423,832	$4,617,446	$7,952,292
Temporary Cash Investments at Value & Cost	92,670	50,273	36,050	124,840
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $1,541,139, $544,252, $2,788 and $365,849, respectively)	1,540,634	544,018	2,788	365,690
Segregated Cash for Futures Contracts	5,170	2,810	1,650	6,190
Cash	1,063	807	—	—
Receivables:
Investment Securities Sold	138,111	1,340	3,272	436
Dividends and Interest	4,659	2,762	6,568	4,500
Securities Lending Income	432	205	7	125
Fund Shares Sold	6,247	1,383	2,455	2,988
Futures Margin Variation	128	—	—	—
Prepaid Expenses and Other Assets	55	67	46	59

Total Assets	15,584,329	7,027,497	4,670,282	8,457,120

LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,677,242	534,124	2,860	364,037
Investment Securities Purchased	—	10,299	666	7,747
Fund Shares Redeemed	19,986	4,924	3,258	13,984
Due to Advisor	2,790	1,962	715	1,024
Futures Margin Variation	—	397	233	874
Accrued Expenses and Other Liabilities	709	357	252	528

Total Liabilities	1,700,727	552,063	7,984	388,194

NET ASSETS	$13,883,602	$6,475,434	$4,662,298	$8,068,926

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares - based on net assets of $13,883,602; $6,475,434; $4,662,298 and $8,068,926 and shares outstanding of 338,118,885, 264,805,350, 270,531,925 and 210,180,866, respectively	$41.06	$24.45	$17.23	$38.39

NUMBER OF SHARES AUTHORIZED	2,000,000,000	3,000,000,000	500,000,000	1,700,000,000

Investment Securities at Cost	$7,784,405	$3,758,697	$3,694,848	$5,253,634

NET ASSETS CONSIST OF:
Paid-In Capital	$7,359,672	$3,567,492	$3,648,595	$5,067,575
Total Distributable Earnings (Loss)	6,523,930	2,907,942	1,013,703	3,001,351

NET ASSETS	$13,883,602	$6,475,434	$4,662,298	$8,068,926

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

63

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	Enhanced U.S.
	Large	U.S. Large Cap
	Company	Equity	U.S. Large Cap	U.S. Targeted
	Portfolio#	Portfolio#	Value Portfolio*	Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $38 and $0, respectively)	—	—	$553,562	—
Income from Securities Lending	—	—	561	—
Expenses Allocated from Affiliated Investment Companies	—	—	(25,288)	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	528,835	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $5, $0 and $297, respectively)	—	$29,715	—	$212,967
Interest	$4,722	—	—	—
Income from Securities Lending	11	67	—	1,302

Total Fund Investment Income	4,733	29,782	—	214,269

Fund Expenses
Investment Management Fees	404	1,887	45,731	33,964
Accounting & Transfer Agent Fees	32	272	3,332	921
S&P 500® Fees	45	—	—	—
Custodian Fees	20	28	—	187
Shareholder Servicing Fees
Class R1 Shares	—	—	—	47
Class R2 Shares	—	—	—	164
Filing Fees	24	33	223	196
Shareholders’ Reports	26	61	348	390
Directors’/Trustees’ Fees & Expenses	1	14	114	62
Professional Fees	4	25	305	167
Previously Waived Fees Recovered by Advisor (Note C)	11	—	—	—
Other	4	66	177	383

Total Fund Expenses	571	2,386	50,230	36,481

Fees Waived, Expenses Reimbursed by Advisor (Note C)	65	—	24,071	—
Fees Paid Indirectly (Note C)	8	—	—	—

Net Expenses	498	2,386	26,159	36,481

Net Investment Income (Loss)	4,235	27,396	502,676	177,788

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(18,469)	55,532	—	481,149
Affiliated Investment Companies Shares Sold	2	(4)	—	(183)
Transactions Allocated from Affiliated Investment Company**	—	—	638,941	—
Futures	(26,807)	107	—	(21,845)
Foreign Currency Transactions	(30)	—	—	—
Forward Currency Contracts	8,012	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(10,721)	(370,165)	—	(802,130)
Affiliated Investment Companies Shares	(2)	(5)	—	(345)
Transactions Allocated from Affiliated Investment Company	—	—	(2,005,602)	—
Futures	(30,214)	—	—	398
Translation of Foreign Currency-Denominated Amounts	(23)	—	—	—
Forward Currency Contracts	3,153	—	—	—

Net Realized and Unrealized Gain (Loss)	(75,099)	(314,535)	(1,366,661)	(342,956)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(70,864)	$(287,139)	$(863,985)	$(165,168)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

64

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	U.S. Small Cap Value Portfolio#	U.S. Core Equity 1 Portfolio#	U.S. Core Equity 2 Portfolio#	U.S. Vector Equity Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $686, $103, $140 and $38, respectively)	$277,641	$491,360	$504,013	$82,494
Income from Securities Lending	1,443	2,027	2,347	483

Total Investment Income	279,084	493,387	506,360	82,977

Expenses
Investment Management Fees	44,129	36,483	50,809	11,712
Accounting & Transfer Agent Fees	1,830	4,887	4,600	799
Custodian Fees	232	374	396	73
Filing Fees	176	356	356	78
Shareholders’ Reports	287	567	584	101
Directors’/Trustees’ Fees & Expenses	67	168	144	22
Professional Fees	170	410	429	60
Other	354	747	785	123

Total Expenses	47,245	43,992	58,103	12,968

Net Expenses	47,245	43,992	58,103	12,968

Net Investment Income (Loss)	231,839	449,395	448,257	70,009

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	724,122	746,757	908,780	159,333
Affiliated Investment Companies Shares Sold	(244)	(228)	(225)	(49)
Futures	(14,918)	(31,585)	(34,730)	(5,485)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(849,358)	(5,000,570)	(5,092,843)	(594,083)
Affiliated Investment Companies Shares	(387)	(421)	(384)	(121)
Futures	4,538	(15,318)	(11,179)	(1,963)

Net Realized and Unrealized Gain (Loss)	(136,247)	(4,301,365)	(4,230,581)	(442,368)

Net Increase (Decrease) in Net Assets Resulting from Operations	$95,592	$(3,851,970)	$(3,782,324)	$(372,359)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

65

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	U.S. Small Cap Portfolio#	U.S. Micro Cap Portfolio#	U.S. High Relative Profitability Portfolio#	DFA Real Estate Securities Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $172, $125, $1 and $0, respectively)	$203,156	$98,972	$96,082	$212,523
Income from Securities Lending	2,232	1,152	68	499

Total Investment Income	205,388	100,124	96,150	213,022

Fund Expenses
Investment Management Fees	39,156	26,213	10,155	16,905
Accounting & Transfer Agent Fees	1,334	852	918	1,408
Custodian Fees	264	131	72	123
Filing Fees	149	115	151	124
Shareholders’ Reports	280	144	261	344
Directors’/Trustees’ Fees & Expenses	67	31	62	43
Professional Fees	173	83	75	141
Previously Waived Fees Recovered by Advisor (Note C)	—	—	—	79
Other	391	168	155	236

Total Fund Expenses	41,814	27,737	11,849	19,403

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	—	1,502

Net Expenses	41,814	27,737	11,849	17,901

Net Investment Income (Loss)	163,574	72,387	84,301	195,121

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	597,912	280,167	113,487	343,226
Affiliated Investment Companies Shares Sold	(303)	(141)	(7)	(91)
Futures	(21,083)	(16,098)	(7,134)	(10,229)
In-Kind Redemptions	—	37,518	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,273,036)	(939,247)	(678,479)	(2,500,744)
Affiliated Investment Companies Shares	(567)	(266)	—	(185)
Futures	(1,773)	119	(2,379)	323

Net Realized and Unrealized Gain (Loss)	(1,698,850)	(637,948)	(574,512)	(2,167,700)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,535,276)	$(565,561)	$(490,211)	$(1,972,579)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

66

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Enhanced U.S. Large Company Portfolio		U.S. Large Cap Equity Portfolio		U.S. Large Cap Value Portfolio***
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$4,235	$2,465	$27,396	$27,055	$502,676	$429,517
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(18,469)	8,383	55,532	77,747	—	—
Affiliated Investment Companies Shares Sold	2	—	(4)	(3)	—	—
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	638,941	1,197,847
Futures	(26,807)	121,329	107	—	—	—
Foreign Currency Transactions	(30)	(56)	—	—	—	—
Forward Currency Contracts	8,012	(2,075)	—	—	—	—
In-Kind Redemptions	—	—	—	11,793	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(10,721)	(6,769)	(370,165)	578,484	—	—
Affiliated Investment Companies Shares	(2)	—	(5)	(2)	—	—
Transactions Allocated from Affiliated Investment Company	—	—	—	—	(2,005,602)	7,131,104
Futures	(30,214)	29,567	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	(23)	(4)	—	—	—	—
Forward Currency Contracts	3,153	(3,235)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(70,864)	149,605	(287,139)	695,074	(863,985)	8,758,468

Distributions:
Institutional Class Shares	(133,571)	(30,328)	(90,612)	(27,774)	(1,117,729)	(401,298)
Capital Share Transactions (1):
Shares Issued	48,491	57,957	213,960	291,004	4,190,043	4,217,940
Shares Issued in Lieu of Cash Distributions	133,398	30,299	81,512	24,838	1,033,573	375,792
Shares Redeemed	(145,680)	(213,988)	(504,737)	(475,766)	(5,256,718)	(6,356,276)

Net Increase (Decrease) from Capital Share Transactions	36,209	(125,732)	(209,265)	(159,924)	(33,102)	(1,762,544)

Total Increase (Decrease) in Net Assets	(168,226)	(6,455)	(587,016)	507,376	(2,014,816)	6,594,626
Net Assets
Beginning of Year	426,867	433,322	2,200,814	1,693,438	25,309,703	18,715,077

End of Year	$258,641	$426,867	$1,613,798	$2,200,814	$23,294,887	$25,309,703

(1) Shares Issued and Redeemed:
Shares Issued	3,691	3,614	8,558	11,836	96,435	99,361
Shares Issued in Lieu of Cash Distributions	10,160	2,042	3,061	994	23,697	8,865
Shares Redeemed	(11,934)	(13,433)	(20,072)	(19,169)	(120,437)	(152,905)

Net Increase (Decrease) from Shares Issued and Redeemed	1,917	(7,777)	(8,453)	(6,339)	(305)	(44,679)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

67

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Targeted Value Portfolio		U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$177,788	$198,730	$231,839	$282,263	$449,395	$410,758
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	481,149	1,091,327	724,122	1,961,127	746,757	975,666
Affiliated Investment Companies Shares Sold	(183)	(19)	(244)	(6)	(228)	6
Futures	(21,845)	31,099	(14,918)	35,883	(31,585)	74,671
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(802,130)	4,695,607	(849,358)	4,964,267	(5,000,570)	9,374,964
Affiliated Investment Companies Shares	(345)	(24)	(387)	(18)	(421)	(42)
Futures	398	5,644	4,538	6,558	(15,318)	12,449

Net Increase (Decrease) in Net Assets Resulting from Operations	(165,168)	6,022,364	95,592	7,250,074	(3,851,970)	10,848,472

Distributions:
Class R1 Shares	(5,129)	(889)	—	—	—	—
Class R2 Shares	(5,446)	(922)	—	—	—	—
Institutional Class Shares	(964,425)	(186,950)	(1,470,644)	(282,350)	(1,269,285)	(396,374)

Total Distributions	(975,000)	(188,761)	(1,470,644)	(282,350)	(1,269,285)	(396,374)

Capital Share Transactions (1):
Shares Issued	2,691,895	2,413,093	2,634,579	2,353,153	4,313,735	3,731,277
Shares Issued in Lieu of Cash Distributions	935,419	181,306	1,344,674	257,340	1,221,541	385,732
Shares Redeemed	(3,369,049)	(4,489,318)	(3,405,110)	(4,913,927)	(5,743,780)	(5,612,000)

Net Increase (Decrease) from Capital Share Transactions	258,265	(1,894,919)	574,143	(2,303,434)	(208,504)	(1,494,991)

Total Increase (Decrease) in Net Assets	(881,903)	3,938,684	(800,909)	4,664,290	(5,329,759)	8,957,107
Net Assets
Beginning of Year	12,735,338	8,796,654	15,145,347	10,481,057	33,385,041	24,427,934

End of Year	$11,853,435	$12,735,338	$14,344,438	$15,145,347	$28,055,282	$33,385,041

(1) Shares Issued and Redeemed:
Shares Issued	93,255	85,084	63,267	56,798	132,367	115,212
Shares Issued in Lieu of Cash Distributions	32,294	6,639	32,160	6,840	35,760	11,903
Shares Redeemed	(116,048)	(162,459)	(80,833)	(120,183)	(175,289)	(173,808)

Net Increase (Decrease) from Shares Issued and Redeemed	9,501	(70,736)	14,594	(56,545)	(7,162)	(46,693)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

68

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio		U.S. Small Cap Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$448,257	$416,576	$70,009	$63,055	$163,574	$187,098
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	908,780	1,429,312	159,333	359,202	597,912	1,236,222
Affiliated Investment Companies Shares Sold	(225)	5	(49)	(10)	(303)	(15)
Futures	(34,730)	77,878	(5,485)	10,622	(21,083)	29,482
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,092,843)	9,830,032	(594,083)	1,496,357	(2,273,036)	5,738,332
Affiliated Investment Companies Shares	(384)	(46)	(121)	(6)	(567)	(46)
Futures	(11,179)	10,410	(1,963)	1,490	(1,773)	7,732

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,782,324)	11,764,167	(372,359)	1,930,710	(1,535,276)	7,198,805

Distributions:
Institutional Class Shares	(1,676,395)	(403,127)	(387,023)	(59,880)	(1,001,810)	(191,245)
Capital Share Transactions (1):
Shares Issued	3,998,679	4,280,791	667,556	622,066	2,418,174	1,966,837
Shares Issued in Lieu of Cash Distributions	1,650,798	396,434	381,930	59,202	944,361	180,123
Shares Redeemed	(6,065,708)	(6,559,673)	(1,047,819)	(982,039)	(3,689,252)	(5,596,845)

Net Increase (Decrease) from Capital Share Transactions	(416,231)	(1,882,448)	1,667	(300,771)	(326,717)	(3,449,885)

Total Increase (Decrease) in Net Assets	(5,874,950)	9,478,592	(757,715)	1,570,059	(2,863,803)	3,557,675
Net Assets
Beginning of Year	35,148,897	25,670,305	5,182,775	3,612,716	16,747,405	13,189,730

End of Year	$29,273,947	$35,148,897	$4,425,060	$5,182,775	$13,883,602	$16,747,405

(1) Shares Issued and Redeemed:
Shares Issued	134,993	144,078	28,984	26,612	57,023	44,774
Shares Issued in Lieu of Cash Distributions.	52,814	13,361	16,017	2,515	21,166	4,260
Shares Redeemed	(202,581)	(224,097)	(45,273)	(42,433)	(85,366)	(129,256)

Net Increase (Decrease) from Shares Issued and Redeemed	(14,774)	(66,658)	(272)	(13,306)	(7,177)	(80,222)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

69

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Micro Cap Portfolio		U.S. High Relative Profitability Portfolio		DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$72,387	$62,481	$84,301	$73,782	$195,121	$210,998
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	280,167	742,238	113,487	131,919	343,226	148,206
Affiliated Investment Companies Shares Sold	(141)	(21)	(7)	—	(91)	(14)
Futures	(16,098)	16,057	(7,134)	10,476	(10,229)	21,701
In-Kind Redemptions	37,518	7,153	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(939,247)	2,315,847	(678,479)	1,189,688	(2,500,744)	3,314,181
Affiliated Investment Companies Shares	(266)	(10)	—	(1)	(185)	(7)
Futures	119	3,108	(2,379)	1,528	323	3,785

Net Increase (Decrease) in Net Assets Resulting from Operations	(565,561)	3,146,853	(490,211)	1,407,392	(1,972,579)	3,698,850

Distributions:
Institutional Class Shares	(741,898)	(65,321)	(193,881)	(70,633)	(291,803)	(250,605)
Capital Share Transactions (1):
Shares Issued	1,087,837	707,002	1,190,255	1,659,760	1,555,500	1,673,718
Shares Issued in Lieu of Cash Distributions	683,212	60,120	193,188	70,349	263,575	221,041
Shares Redeemed	(1,442,021)	(1,515,047)	(1,872,690)	(860,356)	(2,700,865)	(2,265,461)

Net Increase (Decrease) from Capital Share Transactions	329,028	(747,925)	(489,247)	869,753	(881,790)	(370,702)

Total Increase (Decrease) in Net Assets	(978,431)	2,333,607	(1,173,339)	2,206,512	(3,146,172)	3,077,543
Net Assets
Beginning of Year	7,453,865	5,120,258	5,835,637	3,629,125	11,215,098	8,137,555

End of Year	$6,475,434	$7,453,865	$4,662,298	$5,835,637	$8,068,926	$11,215,098

(1) Shares Issued and Redeemed:
Shares Issued	43,512	26,537	65,459	95,038	34,851	40,000
Shares Issued in Lieu of Cash Distributions	25,842	2,311	10,217	3,936	5,474	5,800
Shares Redeemed	(56,767)	(58,103)	(104,293)	(48,305)	(59,493)	(54,340)

Net Increase (Decrease) from Shares Issued and Redeemed	12,587	(29,255)	(28,617)	50,669	(19,168)	(8,540)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

70

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Enhanced U.S. Large Company Portfolio					U.S. Large Cap Equity Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$18.53	$14.06	$14.02	$13.03	$14.54	$28.11	$20.01	$18.61	$16.75	$15.93

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.10	0.12	0.26	0.26	0.37	0.33	0.32	0.31	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.48)	5.49	1.17	1.60	0.52	(4.19)	8.11	1.42	1.86	0.81

Total from Investment Operations	(2.33)	5.59	1.29	1.86	0.78	(3.82)	8.44	1.74	2.17	1.09

Less Distributions:
Net Investment Income	(0.11)	(0.13)	(0.11)	(0.30)	(0.25)	(0.34)	(0.34)	(0.31)	(0.31)	(0.27)
Net Realized Gains	(5.73)	(0.99)	(1.14)	(0.57)	(2.04)	(0.85)	—	(0.03)	—	—

Total Distributions	(5.84)	(1.12)	(1.25)	(0.87)	(2.29)	(1.19)	(0.34)	(0.34)	(0.31)	(0.27)

Net Asset Value, End of Year	$10.36	$18.53	$14.06	$14.02	$13.03	$23.10	$28.11	$20.01	$18.61	$16.75

Total Return	(19.24%)	41.82%	9.55%	15.67%	5.62%	(14.12%)	42.42%	9.52%	13.13%	6.82%

Net Assets, End of Year (thousands)	$258,641	$426,867	$433,322	$386,750	$327,063	$1,613,798	$2,200,814	$1,693,438	$1,611,529	$1,457,218
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%	0.13%	0.14%	0.16%	0.19%	0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.17%	0.17%	0.22%	0.25%	0.23%	0.13%	0.14%	0.16%	0.19%	0.17%
Ratio of Net Investment Income to Average Net Assets	1.26%	0.59%	0.89%	1.98%	1.94%	1.45%	1.32%	1.68%	1.77%	1.64%
Portfolio Turnover Rate	118%	70%	90%	109%	91%	7%	7%	20%	22%	7%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

71

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Cap Value Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$45.91	$31.40	$37.13	$37.41	$38.84

Income from Investment Operations (A)
Net Investment Income (Loss)	0.91	0.76	0.79	0.83	0.78
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.50)	14.46	(4.98)	1.45	0.35

Total from Investment Operations	(1.59)	15.22	(4.19)	2.28	1.13

Less Distributions:
Net Investment Income	(0.82)	(0.71)	(0.73)	(0.76)	(0.73)
Net Realized Gains	(1.22)	—	(0.81)	(1.80)	(1.83)

Total Distributions	(2.04)	(0.71)	(1.54)	(2.56)	(2.56)

Net Asset Value, End of Year	$42.28	$45.91	$31.40	$37.13	$37.41

Total Return	(3.54%)	48.68%	(11.56%)	6.97%	2.79%

Net Assets, End of Year (thousands)	$23,294,887	$25,309,703	$18,715,077	$25,656,577	$25,268,336
Ratio of Expenses to Average Net Assets (B)	0.21%	0.23%	0.27%	0.28%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.31%	0.33%	0.37%	0.38%	0.37%
Ratio of Net Investment Income to Average Net Assets	2.09%	1.80%	2.38%	2.33%	1.98%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

72

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Class R1 Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$31.60	$18.57	$22.30	$23.45	$25.15

Income from Investment Operations (A)
Net Investment Income (Loss)	0.41	0.44	0.30	0.30	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.88)	13.00	(3.19)	(0.24)	(0.63)

Total from Investment Operations	(0.47)	13.44	(2.89)	0.06	(0.35)

Less Distributions:
Net Investment Income	(0.36)	(0.41)	(0.27)	(0.27)	(0.26)
Net Realized Gains	(2.03)	—	(0.57)	(0.94)	(1.09)

Total Distributions	(2.39)	(0.41)	(0.84)	(1.21)	(1.35)

Net Asset Value, End of Year	$28.74	$31.60	$18.57	$22.30	$23.45

Total Return	(1.48%)	72.74%	(13.34%)	0.78%	(1.61%)

Net Assets, End of Year (thousands)	$32,553	$70,291	$31,832	$56,378	$47,848
Ratio of Expenses to Average Net Assets	0.40%	0.43%	0.47%	0.48%	0.47%
Ratio of Net Investment Income to Average Net Assets	1.38%	1.52%	1.56%	1.34%	1.10%
Portfolio Turnover Rate	18%	13%	20%	16%	23%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

73

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$31.44	$18.48	$22.18	$23.32	$25.03

Income from Investment Operations (A)
Net Investment Income (Loss)	0.36	0.39	0.27	0.27	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.86)	12.94	(3.16)	(0.23)	(0.63)

Total from Investment Operations	(0.50)	13.33	(2.89)	0.04	(0.39)

Less Distributions:
Net Investment Income	(0.33)	(0.37)	(0.24)	(0.24)	(0.23)

Net Realized Gains	(2.03)	—	(0.57)	(0.94)	(1.09)

Total Distributions	(2.36)	(0.37)	(0.81)	(1.18)	(1.32)

Net Asset Value, End of Year	$28.58	$31.44	$18.48	$22.18	$23.32

Total Return	(1.62%)	72.45%	(13.42%)	0.64%	(1.79%)
Net Assets, End of Year (thousands)	$74,146	$73,279	$52,931	$72,669	$108,168
Ratio of Expenses to Average Net Assets	0.54%	0.58%	0.62%	0.63%	0.62%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.41%	1.39%	1.21%	0.95%
Portfolio Turnover Rate	18%	13%	20%	16%	23%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

74

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$31.61	$18.57	$22.31	$23.46	$25.16

Income from Investment Operations (A)
Net Investment Income (Loss)	0.43	0.46	0.31	0.32	0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.87)	13.02	(3.19)	(0.23)	(0.63)

Total from Investment Operations	(0.44)	13.48	(2.88)	0.09	(0.33)

Less Distributions:
Net Investment Income	(0.40)	(0.44)	(0.29)	(0.30)	(0.28)
Net Realized Gains	(2.03)	—	(0.57)	(0.94)	(1.09)

Total Distributions	(2.43)	(0.44)	(0.86)	(1.24)	(1.37)

Net Asset Value, End of Year	$28.74	$31.61	$18.57	$22.31	$23.46

Total Return	(1.39%)	72.95%	(13.27%)	0.88%	(1.52%)

Net Assets, End of Year (thousands)	$11,746,736	$12,591,768	$8,711,891	$10,655,324	$10,307,146
Ratio of Expenses to Average Net Assets	0.30%	0.33%	0.37%	0.38%	0.37%
Ratio of Net Investment Income to Average Net Assets	1.47%	1.65%	1.65%	1.45%	1.20%
Portfolio Turnover Rate	18%	13%	20%	16%	23%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

75

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio					U.S. Core Equity 1 Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$46.33	$27.34	$32.79	$36.39	$39.07	$36.25	$25.24	$24.71	$22.77	$22.01

Income from Investment Operations (A)
Net Investment Income (Loss)	0.68	0.80	0.44	0.42	0.39	0.49	0.44	0.41	0.40	0.36
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.47)	18.98	(4.95)	(1.69)	(0.90)	(4.65)	10.99	0.93	2.08	0.88

Total from Investment Operations	0.21	19.78	(4.51)	(1.27)	(0.51)	(4.16)	11.43	1.34	2.48	1.24

Less Distributions:
Net Investment Income	(0.67)	(0.79)	(0.38)	(0.38)	(0.37)	(0.45)	(0.42)	(0.39)	(0.40)	(0.35)
Net Realized Gains	(3.86)	—	(0.56)	(1.95)	(1.80)	(0.94)	—	(0.42)	(0.14)	(0.13)

Total Distributions	(4.53)	(0.79)	(0.94)	(2.33)	(2.17)	(1.39)	(0.42)	(0.81)	(0.54)	(0.48)

Net Asset Value, End of Year	$42.01	$46.33	$27.34	$32.79	$36.39	$30.70	$36.25	$25.24	$24.71	$22.77

Total Return	0.58%	73.01%	(14.11%)	(3.04%)	(1.48%)	(11.85%)	45.50%	5.55%	11.18%	5.59%

Net Assets, End of Year (thousands)	$14,344,438	$15,145,347	$10,481,057	$13,766,513	$14,732,615	$28,055,282	$33,385,041	$24,427,934	$26,592,058	$23,629,726
Ratio of Expenses to Average Net Assets	0.33%	0.42%	0.52%	0.53%	0.52%	0.14%	0.15%	0.18%	0.20%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.33%	0.42%	0.52%	0.53%	0.52%	0.14%	0.15%	0.18%	0.20%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.62%	1.94%	1.56%	1.26%	1.00%	1.48%	1.34%	1.69%	1.72%	1.55%
Portfolio Turnover Rate	23%	22%	18%	19%	27%	5%	4%	3%	5%	3%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

76

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Core Equity 2 Portfolio					U.S. Vector Equity Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$33.16	$22.79	$22.66	$21.25	$20.90	$26.02	$17.00	$18.71	$18.40	$19.16

Income from Investment Operations (A)
Net Investment Income (Loss)	0.42	0.39	0.36	0.36	0.34	0.35	0.31	0.27	0.28	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.98)	10.35	0.60	1.65	0.53	(2.17)	9.00	(1.40)	0.72	(0.10)

Total from Investment Operations	(3.56)	10.74	0.96	2.01	0.87	(1.82)	9.31	(1.13)	1.00	0.16

Less Distributions:
Net Investment Income	(0.39)	(0.37)	(0.33)	(0.37)	(0.32)	(0.32)	(0.29)	(0.25)	(0.27)	(0.25)
Net Realized Gains	(1.20)	—	(0.50)	(0.23)	(0.20)	(1.63)	—	(0.33)	(0.42)	(0.67)

Total Distributions	(1.59)	(0.37)	(0.83)	(0.60)	(0.52)	(1.95)	(0.29)	(0.58)	(0.69)	(0.92)

Net Asset Value, End of Year	$28.01	$33.16	$22.79	$22.66	$21.25	$22.25	$26.02	$17.00	$18.71	$18.40

Total Return	(11.19%)	47.35%	4.37%	9.78%	4.16%	(7.42%)	54.98%	(6.12%)	5.92%	0.69%

Net Assets, End of Year (thousands)	$29,273,947	$35,148,897	$25,670,305	$27,829,155	$24,677,650	$4,425,060	$5,182,775	$3,612,716	$4,583,612	$4,610,769
Ratio of Expenses to Average Net Assets	0.18%	0.19%	0.21%	0.22%	0.22%	0.28%	0.29%	0.32%	0.33%	0.32%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.18%	0.19%	0.21%	0.22%	0.22%	0.28%	0.29%	0.32%	0.33%	0.32%
Ratio of Net Investment Income to Average Net Assets	1.41%	1.29%	1.63%	1.69%	1.53%	1.49%	1.31%	1.59%	1.53%	1.35%
Portfolio Turnover Rate	5%	5%	3%	6%	5%	10%	10%	13%	6%	10%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

77

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Portfolio					U.S. Micro Cap Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$48.50	$31.00	$33.80	$35.02	$36.48	$29.55	$18.19	$20.78	$21.88	$22.76

Income from Investment Operations (A)
Net Investment Income (Loss)	0.48	0.50	0.35	0.38	0.39	0.27	0.24	0.18	0.20	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.93)	17.50	(2.02)	(0.05)	(0.08)	(2.41)	11.37	(2.18)	(0.26)	0.12

Total from Investment Operations	(4.45)	18.00	(1.67)	0.33	0.31	(2.14)	11.61	(2.00)	(0.06)	0.29

Less Distributions:
Net Investment Income	(0.45)	(0.50)	(0.32)	(0.35)	(0.37)	(0.26)	(0.25)	(0.16)	(0.18)	(0.16)
Net Realized Gains	(2.54)	—	(0.81)	(1.20)	(1.40)	(2.70)	—	(0.43)	(0.86)	(1.01)

Total Distributions	(2.99)	(0.50)	(1.13)	(1.55)	(1.77)	(2.96)	(0.25)	(0.59)	(1.04)	(1.17)

Net Asset Value, End of Year	$41.06	$48.50	$31.00	$33.80	$35.02	$24.45	$29.55	$18.19	$20.78	$21.88

Total Return	(9.62%)	58.30%	(5.08%)	1.41%	0.77%	(7.93%)	64.00%	(9.87%)	0.24%	1.29%

Net Assets, End of Year (thousands)	$13,883,602	$16,747,405	$13,189,730	$17,392,495	$17,303,451	$6,475,434	$7,453,865	$5,120,258	$6,351,299	$6,478,316
Ratio of Expenses to Average Net Assets	0.29%	0.33%	0.36%	0.37%	0.37%	0.41%	0.46%	0.52%	0.53%	0.52%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.29%	0.33%	0.36%	0.37%	0.37%	0.41%	0.46%	0.52%	0.53%	0.52%
Ratio of Net Investment Income to Average Net Assets	1.12%	1.13%	1.15%	1.13%	1.06%	1.08%	0.90%	1.00%	0.98%	0.74%
Portfolio Turnover Rate	13%	12%	3%	8%	13%	22%	20%	11%	15%	19%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

78

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. High Relative Profitability Portfolio					DFA Real Estate Securities Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$19.51	$14.61	$13.51	$11.85	$10.93	$48.90	$34.21	$41.90	$34.14	$34.99

Income from Investment Operations (A)
Net Investment Income (Loss)	0.29	0.26	0.25	0.22	0.19	0.89	0.90	1.01	0.52 **	1.60
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.91)	4.89	1.07	1.64	0.89	(10.10)	14.86	(7.77)	8.09 **	(0.69)

Total from Investment Operations	(1.62)	5.15	1.32	1.86	1.08	(9.21)	15.76	(6.76)	8.61	0.91

Less Distributions:
Net Investment Income	(0.27)	(0.25)	(0.22)	(0.20)	(0.16)	(0.79)	(0.95)	(0.87)	(0.85)	(1.65)
Net Realized Gains	(0.39)	—	—	—	—	(0.51)	(0.12)	(0.06)	—	(0.11)

Total Distributions	(0.66)	(0.25)	(0.22)	(0.20)	(0.16)	(1.30)	(1.07)	(0.93)	(0.85)	(1.76)

Net Asset Value, End of Year	$17.23	$19.51	$14.61	$13.51	$11.85	$38.39	$48.90	$34.21	$41.90	$34.14

Total Return	(8.55%)	35.42%	9.90%	15.88%	9.88%	(19.38%)	47.01%	(16.27%)	25.64%	2.63%

Net Assets, End of Year (thousands)	$4,662,298	$5,835,637	$3,629,125	$1,703,302	$722,728	$8,068,926	$11,215,098	$8,137,555	$10,671,437	$8,577,658
Ratio of Expenses to Average Net Assets	0.23%	0.24%	0.25%	0.25%	0.25%	0.18%	0.18%	0.18%	0.18%	0.18%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.23%	0.24%	0.25%	0.25%	0.27%	0.20%	0.20%	0.20%	0.20%	0.19%
Ratio of Net Investment Income to Average Net Assets	1.61%	1.46%	1.76%	1.73%	1.58%	1.96%	2.12%	2.73%	1.38%**	4.66%
Portfolio Turnover Rate	20%	12%	0%	4%	7%	3%	5%	5%	3%	3%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

79

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which twelve (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, one (the “Feeder Fund”) invests all of its assets in a corresponding series (the “Master Fund” which is treated as a partnership for federal income tax purposes) of The DFA Investment Trust Company (“DFAITC”). As of October 31, 2022, the Feeder Fund was the owner of record of the approximate percentage of the total outstanding shares of the Master Fund as detailed below:

Feeder Fund	Master Fund	Percentage Ownership at 10/31/22
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	86%

To achieve its investment objective, the Feeder Fund invests substantially all of its assets in the Master Fund as indicated above. The Feeder Fund also invests in short-term temporary cash investments and futures.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio and U.S. High Relative Profitability Portfolio (collectively, the “Domestic Equity Portfolios”) including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios value the securities within the range of the most recent quoted

80

bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These valuations are generally categorized as Level 2 or Level 3 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Master Fund) are valued at their respective daily net asset values as reported by their administrator. The Feeder Fund’s investment in the Master Fund reflects its proportionate interest in the net assets of the Master Fund. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Fund). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Enhanced U.S. Large Company Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolio also enters into forward currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The Enhanced U.S. Large Company Portfolio isolates the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

81

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Enhanced U.S. Large Company Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Feeder Fund recognizes its pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from its Master Fund within DFAITC, which is treated as a partnership for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

82

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2022, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio	0.12%
U.S. Large Cap Equity Portfolio	0.10%
U.S. Large Cap Value Portfolio	0.19%
U.S. Targeted Value Portfolio	0.28%*
U.S. Small Cap Value Portfolio	0.31%*
U.S. Core Equity 1 Portfolio	0.12%
U.S. Core Equity 2 Portfolio	0.16%
U.S. Vector Equity Portfolio	0.25%
U.S. Small Cap Portfolio	0.27%*
U.S. Micro Cap Portfolio	0.39%*
U.S. High Relative Profitability Portfolio	0.19%*
DFA Real Estate Securities Portfolio	0.17%

*	Effective as of February 28, 2022, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2022	Management Fee Effective February 28, 2022
U.S. Targeted Value Portfolio	0.30%	0.27%
U.S. Small Cap Value Portfolio	0.36%	0.28%
U.S. Small Cap Portfolio	0.30%	0.25%
U.S. Micro Cap Portfolio	0.41%	0.38%
U.S. High Relative Profitability Portfolio	0.20%	0.19%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-feeder Portfolios will remain in effect through February 28, 2023, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Fund, as described in the notes below, will remain in effect permanently, unless terminated by the Fund. During the year ended October 31, 2022, the non-feeder Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2022, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2022, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Advisor, however, will not be reimbursed by the Feeder Fund in connection with its Permanent Fee Waiver (defined below). The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

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Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Enhanced U.S. Large Company Portfolio (1)	0.15%	—	$11	$65	$416
U.S. Large Cap Equity Portfolio (1)	0.19%	—	—	—	—
U.S. Large Cap Value Portfolio (2)	—	0.19%	—	24,071	—
U.S. Targeted Value Portfolio (3)	0.50%	—	—	—	—
U.S. Core Equity 1 Portfolio (1)	0.23%	—	—	—	—
U.S. Core Equity 2 Portfolio (1)	0.26%	—	—	—	—
U.S. Vector Equity Portfolio (1)	0.36%	—	—	—	—
U.S. High Relative Profitability Portfolio (4)	0.25%	—	—	—	—
DFA Real Estate Securities Portfolio (1)	0.18%	—	79	1,502	5,024
Class R1 Shares
U.S. Targeted Value Portfolio (5)	0.62%	—	—	—	—
Class R2 Shares
U.S. Targeted Value Portfolio (5)	0.77%	—	—	—	—

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the Portfolio’s ordinary operating expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”).

(2)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.23%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.25%.

(3)

The Advisor has contractually agreed to waive its management fee and to assume the Portfolio’s Institutional Class Shares’ expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Institutional Class Shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”).

(4)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to reduce all or a portion of its management fee and to assume the direct and indirect expenses of the Class R1 shares and Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 shares and Class R2 shares of the Portfolio to the rate listed above for such class of shares as a percentage of average net assets (the “Expense Limitation Amount”).

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Earned Income Credit:

Additionally, the following Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2022, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
Enhanced U.S. Large Company Portfolio	$8

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amount paid by the Fund to the CCO was $166 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$3
U.S. Large Cap Equity Portfolio	—
U.S. Large Cap Value Portfolio	120
U.S. Targeted Value Portfolio	23
U.S. Small Cap Value Portfolio	136
U.S. Core Equity 1 Portfolio	—
U.S. Core Equity 2 Portfolio	12
U.S. Vector Equity Portfolio	27
U.S. Small Cap Portfolio	77
U.S. Micro Cap Portfolio	61
U.S. High Relative Profitability Portfolio	—
DFA Real Estate Securities Portfolio	31

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (with respect to the Equity Portfolios) (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio	$207,556	$243,604	$179,779	$277,670
U.S. Large Cap Equity Portfolio	—	—	134,744	399,523
U.S. Targeted Value Portfolio	—	—	2,141,785	2,404,116
U.S. Small Cap Value Portfolio	—	—	3,301,544	3,541,661
U.S. Core Equity 1 Portfolio	—	—	1,437,032	2,257,940
U.S. Core Equity 2 Portfolio	—	—	1,419,127	2,750,289
U.S. Vector Equity Portfolio	—	—	477,298	711,533

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	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
U.S. Small Cap Portfolio	—	—	$1,916,049	$2,717,169
U.S. Micro Cap Portfolio	—	—	1,482,243	1,443,183
U.S. High Relative Profitability Portfolio	—	—	1,017,352	1,608,748
DFA Real Estate Securities Portfolio	—	—	264,820	966,805

There were no purchases or sales of long-term U.S. government securities by the Equity Portfolios.

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
Enhanced U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$3,664	$110,048	$107,222	$2	$(2)	$6,490	561	$106	—

Total	$3,664	$110,048	$107,222	$2	$(2)	$6,490	561	$106	—

U.S. Large Cap Equity Portfolio
The DFA Short Term Investment Fund	$10,657	$123,916	$127,231	$(4)	$(5)	$7,333	634	$95	—

Total	$10,657	$123,916	$127,231	$(4)	$(5)	$7,333	634	$95	—

U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$538,730	$5,092,746	$4,774,751	$(183)	$(345)	$856,197	74,059	$7,213	—

Total	$538,730	$5,092,746	$4,774,751	$(183)	$(345)	$856,197	74,059	$7,213	—

U.S. Small Cap Value Portfolio
The DFA Short Term Investment Fund	$408,417	$5,526,231	$4,995,003	$(244)	$(387)	$939,014	81,223	$8,336	—

Total	$408,417	$5,526,231	$4,995,003	$(244)	$(387)	$939,014	81,223	$8,336	—

U.S. Core Equity 1 Portfolio
The DFA Short Term Investment Fund	$402,032	$5,934,176	$5,138,348	$(228)	$(421)	$1,197,211	103,556	$8,859	—

Total	$402,032	$5,934,176	$5,138,348	$(228)	$(421)	$1,197,211	103,556	$8,859	—

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	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
U.S. Core Equity 2 Portfolio
The DFA Short Term Investment Fund	$540,697	$6,733,127	$6,196,257	$(225)	$(384)	$1,076,958	93,154	$9,364	—

Total	$540,697	$6,733,127	$6,196,257	$(225)	$(384)	$1,076,958	93,154	$9,364	—

U.S. Vector Equity Portfolio
The DFA Short Term Investment Fund	$133,996	$1,556,907	$1,463,129	$(49)	$(121)	$227,604	19,687	$2,089	—

Total	$133,996	$1,556,907	$1,463,129	$(49)	$(121)	$227,604	19,687	$2,089	—

U.S. Small Cap Portfolio
The DFA Short Term Investment Fund	$729,470	$7,805,935	$6,993,901	$(303)	$(567)	$1,540,634	133,261	$10,929	—

Total	$729,470	$7,805,935	$6,993,901	$(303)	$(567)	$1,540,634	133,261	$10,929	—

U.S. Micro Cap Portfolio
The DFA Short Term Investment Fund	$421,895	$3,081,829	$2,959,299	$(141)	$(266)	$544,018	47,056	$5,370	—

Total	$421,895	$3,081,829	$2,959,299	$(141)	$(266)	$544,018	47,056	$5,370	—

U.S. High Relative Profitability Portfolio
The DFA Short Term Investment Fund	—	$119,030	$116,235	$(7)	—	$2,788	241	—	—

Total	—	$119,030	$116,235	$(7)	—	$2,788	241	—	—

DFA Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$186,190	$2,408,040	$2,228,264	$(91)	$(185)	$365,690	31,631	$2,536	—

Total	$186,190	$2,408,040	$2,228,264	$(91)	$(185)	$365,690	31,631	$2,536	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains

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tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Enhanced U.S. Large Company Portfolio
2021	$13,853	$16,475	—	$30,328
2022	56,965	76,606	—	133,571
U.S. Large Cap Equity Portfolio
2021	27,774	—	—	27,774
2022	25,100	65,512	—	90,612
U.S. Large Cap Value Portfolio
2021	401,298	—	—	401,298
2022	452,232	665,497	—	1,117,729
U.S. Targeted Value Portfolio
2021	188,761	—	—	188,761
2022	248,278	726,722	—	975,000
U.S. Small Cap Value Portfolio
2021	282,350	—	—	282,350
2022	322,497	1,148,147	—	1,470,644
U.S. Core Equity 1 Portfolio
2021	396,375	—	—	396,375
2022	411,055	858,230	—	1,269,285
U.S. Core Equity 2 Portfolio
2021	403,126	—	—	403,126
2022	433,070	1,243,325	—	1,676,395
U.S. Vector Equity Portfolio
2021	59,880	—	—	59,880
2022	77,716	309,307	—	387,023
U.S. Small Cap Portfolio
2021	191,244	—	—	191,244
2022	153,059	848,752	—	1,001,811
U.S. Micro Cap Portfolio
2021	65,320	—	—	65,320
2022	67,157	674,741	—	741,898
U.S. High Relative Profitability Portfolio
2021	70,633	—	—	70,633
2022	83,850	110,031	—	193,881
DFA Real Estate Securities Portfolio
2021	222,133	28,472	—	250,605
2022	195,676	96,127	—	291,803

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As of October 31, 2022, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Enhanced U.S. Large Company Portfolio	$(391)	—	$(391)
U.S. Large Cap Equity Portfolio	(2,217)	$(4,989)	(7,206)
U.S. Large Cap Value Portfolio	(48,533)	(19,035)	(67,568)
U.S. Targeted Value Portfolio	(6,887)	(53,342)	(60,229)
U.S. Small Cap Value Portfolio	(19,932)	(57,085)	(77,017)
U.S. Core Equity 1 Portfolio	(36,753)	(30,868)	(67,621)
U.S. Core Equity 2 Portfolio	(29,015)	(49,664)	(78,679)
U.S. Vector Equity Portfolio	(3,237)	(11,705)	(14,942)
U.S. Small Cap Portfolio	(9,371)	(51,542)	(60,913)
U.S. Micro Cap Portfolio	(4,621)	(18,795)	(23,416)
U.S. High Relative Profitability Portfolio	(7,544)	(12,049)	(19,593)
DFA Real Estate Securities Portfolio	(21,969)	(21,454)	(43,423)

As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Enhanced U.S. Large Company Portfolio	$3,104	—	$(66,260)	$(10,917)	$(74,073)
U.S. Large Cap Equity Portfolio	—	$50,244	—	748,666	798,910
U.S. Large Cap Value Portfolio	—	566,416	—	8,753,023	9,319,439
U.S. Targeted Value Portfolio	—	428,661	—	3,758,950	4,187,611
U.S. Small Cap Value Portfolio	—	712,309	—	4,895,057	5,607,366
U.S. Core Equity 1 Portfolio	—	673,222	—	14,660,884	15,334,106
U.S. Core Equity 2 Portfolio	—	817,058	—	15,286,267	16,103,325
U.S. Vector Equity Portfolio	—	143,187	—	2,146,182	2,289,369
U.S. Small Cap Portfolio	—	525,081	—	5,998,924	6,524,005
U.S. Micro Cap Portfolio	—	245,316	—	2,662,679	2,907,995
U.S. High Relative Profitability Portfolio	—	91,499	—	922,203	1,013,702
DFA Real Estate Securities Portfolio	86,131	275,577	—	2,639,674	3,001,382

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Enhanced U.S. Large Company Portfolio	$66,260	$66,260

During the year ended October 31, 2022, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

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As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Enhanced U.S. Large Company Portfolio	$262,509	—	$(10,388)	$(10,388)
U.S. Large Cap Equity Portfolio	869,065	$771,284	(22,618)	748,666
U.S. Large Cap Value Portfolio	14,552,142	8,759,385	—	8,759,385
U.S. Targeted Value Portfolio	8,943,036	4,066,342	(307,392)	3,758,950
U.S. Small Cap Value Portfolio	10,381,654	5,191,404	(296,348)	4,895,056
U.S. Core Equity 1 Portfolio	14,486,822	15,330,204	(669,320)	14,660,884
U.S. Core Equity 2 Portfolio	15,059,587	16,054,479	(768,212)	15,286,267
U.S. Vector Equity Portfolio	2,499,937	2,252,714	(106,532)	2,146,182
U.S. Small Cap Portfolio	9,429,036	6,193,927	(195,003)	5,998,924
U.S. Micro Cap Portfolio	4,355,445	2,775,625	(112,948)	2,662,677
U.S. High Relative Profitability Portfolio	3,734,080	1,108,365	(186,161)	922,204
DFA Real Estate Securities Portfolio	5,803,149	3,022,066	(382,393)	2,639,673

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Amount	Shares	Amount	Shares
U.S. Targeted Value Portfolio
Class R1 Shares
Shares Issued	$15,262	517	$40,799	1,490
Shares Issued in Lieu of Cash Distributions	5,129	176	889	32
Shares Redeemed	(54,316)	(1,784)	(28,559)	(1,012)

Net Increase (Decrease) — Class R1 Shares	$(33,925)	(1,091)	$13,129	510

90

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Amount	Shares	Amount	Shares
Class R2 Shares
Shares Issued	$27,453	959	$17,230	605
Shares Issued in Lieu of Cash Distributions	5,446	189	922	34
Shares Redeemed	(25,828)	(885)	(31,502)	(1,173)

Net Increase (Decrease) — Class R2 Shares	$7,071	263	$(13,350)	(534)

Institutional Class Shares
Shares Issued	$2,649,180	91,779	$2,355,064	82,989
Shares Issued in Lieu of Cash Distributions	924,844	31,929	179,495	6,573
Shares Redeemed	(3,288,905)	(113,379)	(4,429,257)	(160,274)

Net Increase (Decrease) — Institutional Class Shares	$285,119	10,329	$(1,894,698)	(70,712)

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in a corresponding Master Fund), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

1. Forward Currency Contracts: The Enhanced U.S. Large Company Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk) or to transfer balances from one currency to another currency. The Enhanced U.S. Large Company Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Enhanced U.S. Large Company Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. The Enhanced U.S. Large Company Portfolio typically hedges its foreign currency exposure. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

2. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Enhanced U.S. Large Company Portfolio may also use futures contracts and options thereon to hedge against securities prices or as part of its overall investment strategy. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

91

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Enhanced U.S. Large Company Portfolio	$143,034	$347,039
U.S. Targeted Value Portfolio	—	129,499
U.S. Small Cap Value Portfolio	—	158,076
U.S. Core Equity 1 Portfolio	—	274,195
U.S. Core Equity 2 Portfolio	—	276,079
U.S. Vector Equity Portfolio	—	37,048
U.S. Small Cap Portfolio	—	140,502
U.S. Micro Cap Portfolio	—	68,096
U.S. High Relative Profitability Portfolio	—	41,873
DFA Real Estate Securities Portfolio	—	97,355

*	Average amount of Currency Purchased/Sold in USD.
**	Average Notional Value of futures contracts.

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2022	Forward Currency Contracts (1)	Equity Contracts *,(2)
Enhanced U.S. Large Company Portfolio	$1,024	$1,024	—
U.S. Targeted Value Portfolio	3,160	—	$3,160
U.S. Small Cap Value Portfolio	7,773	—	7,773
U.S. Small Cap Portfolio	3,916	—	3,916
U.S. Micro Cap Portfolio	1,978	—	1,978
DFA Real Estate Securities Portfolio	2,720	—	2,720

	Liability Derivatives Value
	Total Value at October 31, 2022	Forward Currency Contracts (3)	Equity Contracts *,(4)
Enhanced U.S. Large Company Portfolio	$(18,031)	$(502)	$(17,529)
U.S. Core Equity 1 Portfolio	(8,616)	—	(8,616)
U.S. Core Equity 2 Portfolio	(4,463)	—	(4,463)
U.S. Vector Equity Portfolio	(1,110)	—	(1,110)
U.S. High Relative Profitability Portfolio	(1,437)	—	(1,437)

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(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(3)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Enhanced U.S. Large Company Portfolio	$(18,795)	$8,012	$(26,807)
U.S. Large Cap Equity Portfolio	107	—	107 *
U.S. Targeted Value Portfolio	(21,845)	—	(21,845)
U.S. Small Cap Value Portfolio	(14,918)	—	(14,918)
U.S. Core Equity 1 Portfolio	(31,585)	—	(31,585)
U.S. Core Equity 2 Portfolio	(34,730)	—	(34,730)
U.S. Vector Equity Portfolio	(5,485)	—	(5,485)
U.S. Small Cap Portfolio	(21,083)	—	(21,083)
U.S. Micro Cap Portfolio	(16,098)	—	(16,098)
U.S. High Relative Profitability Portfolio	(7,134)	—	(7,134)
DFA Real Estate Securities Portfolio	(10,229)	—	(10,229)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Enhanced U.S. Large Company Portfolio	$(27,061)	$3,153	$(30,214)
U.S. Targeted Value Portfolio	398	—	398
U.S. Small Cap Value Portfolio	4,538	—	4,538
U.S. Core Equity 1 Portfolio	(15,318)	—	(15,318)
U.S. Core Equity 2 Portfolio	(11,179)	—	(11,179)
U.S. Vector Equity Portfolio	(1,963)	—	(1,963)
U.S. Small Cap Portfolio	(1,773)	—	(1,773)
U.S. Micro Cap Portfolio	119	—	119
U.S. High Relative Profitability Portfolio	(2,379)	—	(2,379)
DFA Real Estate Securities Portfolio	323	—	323

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2022, there were no futures contracts outstanding. During the year ended October 31, 2022, the Portfolio had limited activity in futures contracts.

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Offsetting of Derivative Assets and Derivative Liabilities:

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2022 (amounts in thousands):

		Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)

	Assets						Liabilities
Enhanced U.S. Large Company Portfolio
Bank of America Corp	$953	$953	$(164)	—	—	$789	$164	$164	$(164)	—	—	—
NatWest Markets PLC	—	—	—	—	—	—	201	201	—	—	—	$201
State Street Bank and Trust	27	27	—	—	—	27	—	—	—	—	—	—
Citibank, N.A	44	44	(7)	—	—	37	7	7	(7)	—	—	—
UBS AG	—	—	—	—	—	—	130	130	—	—	—	130

Total	$1,024	$1,024	$(171)	—	—	$853	$502	$502	$(171)	—	—	$331

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

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I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 1, 2023.

For the year ended October 31, 2022, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2022
U.S. Large Cap Equity Portfolio	2.56%	$6,038	32	$13	$19,900	—
U.S. Vector Equity Portfolio	1.08%	1,245	4	—	1,245	—
U.S. High Relative Profitability Portfolio	1.58%	15,371	1	1	15,371	—
DFA Real Estate Securities Portfolio	3.83%	8,536	1	1	8,536	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

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For the year ended October 31, 2022, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2022
U.S. Large Cap Equity Portfolio	Borrower	0.44%	$50,231	4	$2	$51,969	—
U.S. High Relative Profitability Portfolio	Borrower	1.19%	136,696	2	9	175,411	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022 that the Portfolio utilized the interfund lending program.

J. Affiliated Trades:

Cross trades for the year ended October 31, 2022, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2022, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
U.S. Large Cap Equity Portfolio	$18,885	$54,712	$(33)
U.S. Targeted Value Portfolio	367,533	342,270	(131,035)
U.S. Small Cap Value Portfolio	490,426	609,569	(95,907)
U.S. Core Equity 1 Portfolio	206,881	188,763	(4,834)
U.S. Core Equity 2 Portfolio	256,255	132,867	8,626
U.S. Vector Equity Portfolio	95,862	109,515	(38,683)
U.S. Small Cap Portfolio	172,827	407,411	(111,392)
U.S. Micro Cap Portfolio	200,453	159,721	(50,174)
U.S. High Relative Profitability Portfolio	123,570	74,089	1,719
DFA Real Estate Securities Portfolio	21	54,094	8,695

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K. Securities Lending:

As of October 31, 2022, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. In addition, the Portfolios received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
U.S. Large Cap Equity Portfolio	$26,444
U.S. Targeted Value Portfolio	124,777
U.S. Small Cap Value Portfolio	143,035
U.S. Core Equity 1 Portfolio	228,672
U.S. Core Equity 2 Portfolio	493,460
U.S. Vector Equity Portfolio	83,265
U.S. Small Cap Portfolio	270,549
U.S. Micro Cap Portfolio	123,190
U.S. High Relative Profitability Portfolio	34,330
DFA Real Estate Securities Portfolio	100,836

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

97

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Enhanced U.S. Large Company Portfolio Bonds	$6,770	—	—	—	$6,770
U.S. Large Cap Equity Portfolio Common Stocks	8,220	—	—	—	8,220
U.S. Targeted Value Portfolio Common Stocks, Preferred Stocks	700,628	—	—	—	700,628
U.S. Small Cap Value Portfolio Common Stocks, Preferred Stocks	969,028	—	—	—	969,028
U.S. Core Equity 1 Portfolio Common Stocks, Preferred Stocks	1,131,496	—	—	—	1,131,496
U.S. Core Equity 2 Portfolio Common Stocks, Preferred Stocks	1,108,626	—	—	—	1,108,626
U.S. Vector Equity Portfolio Common Stocks, Preferred Stocks	227,703	—	—	—	227,703
U.S. Small Cap Portfolio Common Stocks, Preferred Stocks, Rights/Warrants	1,677,242	—	—	—	1,677,242
U.S. Micro Cap Portfolio Common Stocks, Preferred Stocks, Rights/Warrants	534,124	—	—	—	534,124
U.S. High Relative Profitability Portfolio Common Stocks	2,860	—	—	—	2,860
DFA Real Estate Securities Portfolio Common Stocks	364,037	—	—	—	364,037

L. Shareholder Servicing Fees:

The Class R1 Shares pay a shareholder servicing fee in an amount up to 0.10% and Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in U.S. Targeted Value Portfolio Class R1 and Class R2 Shares.

M. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

98

N. In-Kind Redemptions:

During the year ended October 31, 2022, the Portfolio listed below realized net gains (losses) on in-kind redemptions as follows (amounts in thousands):

U.S. Micro Cap Portfolio	$37,518

O. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminates the asset segregation framework previously used by the Portfolios to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Portfolios began complying with the Valuation Rule on August 1, 2022.

P. Other:

As of October 31, 2022, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Enhanced U.S. Large Company Portfolio-Institutional Class	3	62%
U.S. Large Cap Equity Portfolio-Institutional Class	4	83%
U.S. Large Cap Value Portfolio-Institutional Class	3	66%
U.S. Targeted Value Portfolio-Class R1	6	90%
U.S. Targeted Value Portfolio-Class R2	6	53%
U.S. Targeted Value Portfolio-Institutional Class	3	88%
U.S. Small Cap Value Portfolio-Institutional Class	4	75%
U.S. Core Equity 1 Portfolio-Institutional Class	4	73%
U.S. Core Equity 2 Portfolio-Institutional Class	5	82%
U.S. Vector Equity Portfolio-Institutional Class	4	80%

99

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Small Cap Portfolio-Institutional Class	3	56%
U.S. Micro Cap Portfolio-Institutional Class	4	78%
U.S. High Relative Profitability Portfolio-Institutional Class	3	84%
DFA Real Estate Securities Portfolio-Institutional Class	3	64%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

Q. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

100

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of Enhanced U.S. Large Company Portfolio, U.S. Large Cap Equity Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Enhanced U.S. Large Company Portfolio and U.S. Large Cap Value Portfolio and summary schedules of portfolio holdings of U.S. Large Cap Equity Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, U.S. High Relative Profitability Portfolio and DFA Real Estate Securities Portfolio (twelve of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022, and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

101

December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

102

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Commodity Strategy Portfolio vs.

Bloomberg Commodity Total Return Index

October 31, 2012-October 31, 2022

103

MANAGEMENT’S DISCUSSION AND ANALYSIS

Commodity Market Review	12 Months Ended October 31, 2022

For the 12 months ended October 31, 2022, the Bloomberg Commodity Index Total Return returned 11.15%. Energy, agriculture, and livestock returned 33.25%, 17.72%, and 9.21%, respectively. Precious metals and industrial metals were the only sectors with negative returns for the period, with a return of -11.46% and -13.39%, respectively.

DFA Commodity Strategy Portfolio

The DFA Commodity Strategy Portfolio seeks total return consisting of capital appreciation and current income. The Portfolio generally invests in commodity-linked derivative instruments and fixed income investments. The Portfolio, through its wholly owned subsidiary, Dimensional Cayman Commodity Fund I LTD, gains exposure to commodities markets by investing in derivative instruments such as commodity swap contracts, commodity futures, and other commodity-linked instruments. In pursuing the fixed income portion of the Portfolio’s investment strategy, Dimensional identifies a broadly diversified universe of eligible U.S. and foreign fixed income securities with defined maturity ranges and credit quality characteristics and then seeks to purchase a broad and diverse portfolio of securities meeting these aforementioned standards. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. The weighted average duration of the Portfolio’s fixed income securities was 1.43 years as of October 31, 2022, compared to 1.89 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were 6.38% for the Portfolio and 11.15% for the Bloomberg Commodity Index Total Return. The late rebalance, pre-roll, and varying the commodity weights relative to the benchmark contributed positively to relative performance. The collateral component and varying the expirations of the individual commodity contracts detracted from performance relative to the benchmark. The collateral component of the Portfolio had a longer duration than the three-month U.S. Treasury bill rate payable in the commodity swap contracts. As a result, the Portfolio’s longer duration detracted from performance relative to the benchmark as longer duration securities generally underperformed shorter duration securities during the period.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table is meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLE

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Commodity Strategy Portfolio
Actual Fund Return	$1,000.00	$864.40	0.30%	$1.41

105

CONSOLIDATED DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53

(1)

DFA Commodity Strategy Portfolio wholly owns Dimensional Cayman Commodity Fund I, LTD. The expenses shown reflect the consolidated expenses of Dimensional Cayman Commodity Fund I, LTD. and DFA Commodity Strategy Portfolio. Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

106

DFA INVESTMENT DIMENSIONS GROUP INC.

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DFA Commodity Strategy Portfolio
Basic Materials	0.9%
Communications	1.7%
Consumer, Cyclical	4.9%
Consumer, Non-cyclical	7.5%
Energy	4.4%
Financial	31.4%
Foreign Government	4.2%
Industrial	2.7%
Supranational	1.9%
Technology	3.1%
U.S. Government	33.9%
Utilities	3.4%

100.0%

107

DFA COMMODITY STRATEGY PORTFOLIO

CONSOLIDATED SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^		Value†
		(000)
BONDS — (65.4%)
AUSTRALIA — (3.8%)
APA Infrastructure Ltd.
Ω	4.200%, 03/23/25		4,000	$3,814,172
Australia Government Bond
	2.750%, 04/21/24	AUD	14,000	8,903,099
Bank of New Zealand
Ω	3.500%, 02/20/24		5,250	5,133,724
Glencore Funding LLC
Ω	4.125%, 03/12/24		2,225	2,179,816
Ω	4.625%, 04/29/24		7,350	7,224,691
Macquarie Bank Ltd.
#Ω	2.300%, 01/22/25		2,390	2,232,507
#Ω	3.231%, 03/21/25		15,225	14,516,601
New South Wales Treasury Corp.
	5.000%, 08/20/24	AUD	13,500	8,825,584
Queensland Treasury Corp.
	5.750%, 07/22/24	AUD	4,800	3,175,767
Westpac Banking Corp.
	3.250%, 11/16/23	AUD	10,000	6,324,494

TOTAL AUSTRALIA				62,330,455

AUSTRIA — (0.1%)
Oesterreichische Kontrollbank AG
	0.500%, 09/16/24		1,500	1,388,828

CANADA — (7.0%)
Bank of Montreal
#	2.500%, 06/28/24		3,000	2,864,598
	0.625%, 07/09/24		1,350	1,247,670
Bank of Montreal, Floating Rate Note, SOFR + 0.320%, FRN
#(r)	3.378%, 07/09/24		2,000	1,966,240
Bank of Nova Scotia
	0.700%, 04/15/24		11,620	10,845,685
	0.650%, 07/31/24		600	552,423
#	3.450%, 04/11/25		2,000	1,905,822
Bank of Nova Scotia, Floating Rate Note, SOFR + 0.380%, FRN
#(r)	3.442%, 07/31/24		1,000	987,029
Brookfield Asset Management, Inc.
#	4.000%, 01/15/25		6,200	6,010,729
Canadian Imperial Bank of Commerce
#	3.100%, 04/02/24		4,500	4,360,811
	1.000%, 10/18/24		5,000	4,589,130
#	2.250%, 01/28/25		5,000	4,657,101

		Face Amount^		Value†
		(000)
CANADA — (Continued)
Canadian Imperial Bank of Commerce, Floating Rate Note, SOFR + 0.400%, FRN
(r)	3.363%, 12/14/23		3,000	$2,980,470
Canadian Natural Resources Ltd.
	2.950%, 01/15/23		750	747,046
	3.900%, 02/01/25		8,300	8,003,884
Enbridge, Inc.
#	4.000%, 10/01/23		7,000	6,903,834
	2.500%, 01/15/25		2,000	1,874,162
ITC Holdings Corp.
	3.650%, 06/15/24		9,000	8,729,516
National Bank of Canada
	2.100%, 02/01/23		2,500	2,481,943
#	0.750%, 08/06/24		9,350	8,590,172
Quebec, Province of Canada
	4.200%, 03/10/25	AUD	2,000	1,275,175
Royal Bank of Canada
	2.333%, 12/05/23	CAD	5,000	3,570,338
#	0.650%, 07/29/24		1,750	1,614,510
Royal Bank of Canada, Floating Rate Note, SOFR + 0.360%, FRN
#(r)	3.421%, 07/29/24		7,750	7,645,973
Thomson Reuters Corp.
	3.850%, 09/29/24		5,000	4,818,690
Toronto-Dominion Bank
	2.850%, 03/08/24	CAD	10,000	7,120,931
	0.700%, 09/10/24		4,500	4,128,476
Toronto-Dominion Bank, Floating Rate Note, SOFR + 0.240%, FRN
(r)	3.298%, 01/06/23		3,296	3,294,016

TOTAL CANADA				113,766,374

DENMARK — (0.4%)
Danske Bank AS
Ω	5.375%, 01/12/24		6,132	6,042,941
	5.375%, 01/12/24		1,000	985,476

TOTAL DENMARK				7,028,417

FRANCE — (3.6%)
Banque Federative du Credit Mutuel SA
Ω	2.375%, 11/21/24		5,000	4,678,542
BNP Paribas SA
Ω	3.375%, 01/09/25		7,000	6,617,275
BPCE SA
	4.000%, 04/15/24		500	486,542
Ω	2.375%, 01/14/25		7,985	7,325,634

108

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
FRANCE — (Continued)
#	2.375%, 01/14/25		6,500	$5,963,258
Credit Agricole SA
Ω	3.875%, 04/15/24		3,550	3,475,223
	3.250%, 10/04/24		5,000	4,749,239
Societe Generale SA
Ω	3.875%, 03/28/24		10,500	10,107,369
Ω	2.625%, 01/22/25		2,640	2,421,170
TotalEnergies Capital International SA
	3.750%, 04/10/24		13,004	12,813,750

TOTAL FRANCE				58,638,002

GERMANY — (3.6%)
Bayer U.S. Finance II LLC
Ω	3.875%, 12/15/23		3,500	3,432,078
Bayer U.S. Finance LLC
Ω	3.375%, 10/08/24		6,000	5,768,298
BMW U.S. Capital LLC
Ω	0.800%, 04/01/24		2,000	1,881,687
Ω	0.750%, 08/12/24		2,290	2,114,844
BMW U.S. Capital LLC, Floating Rate Note, SOFR + 0.530%, FRN
(r)Ω	3.584%, 04/01/24		8,000	7,964,396
Deutsche Bank AG
	3.950%, 02/27/23		1,695	1,683,263
EMD Finance LLC
	3.250%, 03/19/25		5,697	5,429,080
Kreditanstalt fuer Wiederaufbau
	5.000%, 03/19/24	AUD	2,000	1,297,050
	1.500%, 07/24/24	AUD	8,800	5,394,720
	4.000%, 02/27/25	AUD	5,000	3,199,079
Landwirtschaftliche Rentenbank
	4.750%, 04/08/24	AUD	15,000	9,696,653
Mercedes-Benz Finance North America LLC
#Ω	2.125%, 03/10/25		9,560	8,839,389
NRW Bank
	1.600%, 07/31/24	AUD	4,000	2,440,525

TOTAL GERMANY				59,141,062

IRELAND — (0.8%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
#	4.875%, 01/16/24		7,500	7,361,275
	2.875%, 08/14/24		2,450	2,295,646
#	3.500%, 01/15/25		3,000	2,815,001

TOTAL IRELAND				12,471,922

		Face Amount^		Value†
		(000)
ITALY — (0.6%)
Republic of Italy Government International Bond
	0.875%, 05/06/24		8,000	$7,400,464
	2.375%, 10/17/24		2,000	1,864,004

TOTAL ITALY				9,264,468

JAPAN — (5.8%)
Aircastle Ltd.
#	4.125%, 05/01/24		8,900	8,481,751
American Honda Finance Corp.
	3.550%, 01/12/24		3,000	2,945,172
	0.550%, 07/12/24		10,000	9,270,372
Mitsubishi UFJ Financial Group, Inc.
	2.193%, 02/25/25		12,600	11,622,618
MUFG Bank Ltd.
#Ω	3.250%, 09/08/24		2,000	1,917,560
Nissan Motor Acceptance Co. LLC
Ω	1.125%, 09/16/24		10,750	9,598,266
Nomura Holdings, Inc.
	2.648%, 01/16/25		8,390	7,853,377
	5.099%, 07/03/25		3,000	2,936,835
ORIX Corp.
#	3.250%, 12/04/24		5,000	4,779,272
Sumitomo Mitsui Financial Group, Inc.
	2.696%, 07/16/24		9,500	9,047,416
	2.348%, 01/15/25		5,500	5,119,811
Sumitomo Mitsui Trust Bank Ltd.
#Ω	0.800%, 09/12/23		9,500	9,129,104
#Ω	0.850%, 03/25/24		750	702,040
Ω	0.800%, 09/16/24		643	588,918
Toyota Motor Credit Corp.
	2.500%, 03/22/24		10,000	9,663,297
#	0.625%, 09/13/24		2,000	1,849,275

TOTAL JAPAN				95,505,084

NETHERLANDS — (0.7%)
Cooperatieve Rabobank UA
Ω	2.625%, 07/22/24		6,940	6,610,171
ING Groep NV
	3.550%, 04/09/24		5,000	4,854,500

TOTAL NETHERLANDS				11,464,671

NEW ZEALAND — (1.6%)
New Zealand Government Bond
	0.500%, 05/15/24	NZD	45,900	25,186,496

109

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^		Value†
		(000)
NEW ZEALAND — (Continued)
	New Zealand Local Government Funding Agency Bond
	2.250%, 04/15/24	NZD	1,500	$836,349

	TOTAL NEW ZEALAND			26,022,845

	SPAIN — (0.8%)
	Banco Santander SA
	3.496%, 03/24/25		7,000	6,645,166
	Santander Holdings USA, Inc.
	3.400%, 01/18/23		2,000	1,991,112
	3.500%, 06/07/24		5,000	4,794,751

	TOTAL SPAIN			13,431,029

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (1.9%)
	African Development Bank
	4.750%, 03/06/24	AUD	12,000	7,741,313
	Asian Development Bank
	1.100%, 08/15/24	AUD	6,200	3,763,017
	European Investment Bank
	4.750%, 08/07/24	AUD	1,000	647,342
	Inter-American Development Bank
	4.750%, 08/27/24	AUD	1,000	646,356
	International Finance Corp.
	1.450%, 07/22/24	AUD	4,000	2,449,988
	Nordic Investment Bank
	4.750%, 02/28/24	AUD	13,500	8,713,285
	0.375%, 09/20/24		7,550	6,973,784

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS				30,935,085

	SWEDEN — (2.1%)
	Skandinaviska Enskilda Banken AB
Ω	0.650%, 09/09/24		26,136	23,924,058
	Svensk Exportkredit AB
	0.625%, 10/07/24		10,600	9,803,410

	TOTAL SWEDEN			33,727,468

	SWITZERLAND — (0.8%)
	Credit Suisse AG
	3.625%, 09/09/24		6,560	6,096,513
	2.950%, 04/09/25		5,000	4,474,977
	UBS AG
Ω	1.375%, 01/13/25		3,000	2,744,768

TOTAL SWITZERLAND				13,316,258

UNITED KINGDOM — (2.3%)
	BAT Capital Corp.
	3.222%, 08/15/24		10,700	10,226,613

		Face Amount^		Value†
		(000)
UNITED KINGDOM — (Continued)
	CNH Industrial Capital LLC
	1.950%, 07/02/23		4,000	$3,906,081
	HSBC Holdings PLC
	3.600%, 05/25/23		2,000	1,979,185
	Lloyds Banking Group PLC
	4.450%, 05/08/25		7,000	6,709,166
	NatWest Markets PLC
#Ω	2.375%, 05/21/23		2,900	2,837,233
Ω	0.800%, 08/12/24		12,000	10,962,090
	Reckitt Benckiser Treasury Services PLC
#Ω	2.750%, 06/26/24		658	630,989

TOTAL UNITED KINGDOM				37,251,357

UNITED STATES — (29.5%)
	AbbVie, Inc.
	2.900%, 11/06/22		6,500	6,497,660
	Aetna, Inc.
	3.500%, 11/15/24		1,600	1,545,326
	Air Lease Corp.
	2.250%, 01/15/23		2,414	2,397,524
	Ally Financial, Inc.
	3.875%, 05/21/24		2,500	2,414,221
	5.125%, 09/30/24		7,000	6,896,053
	Amcor Flexibles North America, Inc.
	4.000%, 05/17/25		3,200	3,077,682
	American Express Co.
	2.250%, 03/04/25		10,000	9,285,010
	American Tower Corp.
	3.375%, 05/15/24		1,900	1,841,158
	4.000%, 06/01/25		6,600	6,312,757
	Ameriprise Financial, Inc.
	3.000%, 04/02/25		5,000	4,745,440
	Apple, Inc.
	3.350%, 01/10/24	AUD	1,500	949,734
	Ares Capital Corp.
#	4.200%, 06/10/24		9,320	8,966,117
	Arizona Public Service Co.
	3.350%, 06/15/24		4,328	4,178,808
	Arrow Electronics, Inc.
	3.250%, 09/08/24		1,500	1,431,182
	Bank of America Corp.
	3.300%, 01/11/23		2,000	1,995,923
	4.125%, 01/22/24		5,000	4,940,721
	Boeing Co.
	2.800%, 03/01/23		4,000	3,967,524
	Booking Holdings, Inc.
	3.650%, 03/15/25		10,000	9,642,997
	Boston Scientific Corp.
#	3.450%, 03/01/24		875	854,723
	Broadcom Corp./Broadcom Cayman Finance Ltd.
	3.625%, 01/15/24		8,000	7,834,973

110

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Campbell Soup Co.
	3.300%, 03/19/25	10,000	$9,510,773
	Capital One Financial Corp.
	3.300%, 10/30/24	1,486	1,416,639
	3.200%, 02/05/25	6,400	6,050,479
	Cardinal Health, Inc.
	3.079%, 06/15/24	9,750	9,396,860
	Carrier Global Corp.
	2.242%, 02/15/25	1,244	1,157,683
	Charles Schwab Corp., Floating Rate Note, SOFR + 0.500%, FRN
(r)	3.489%, 03/18/24	3,073	3,053,377
	Cigna Corp.
	3.750%, 07/15/23	1,163	1,151,001
	3.500%, 06/15/24	3,723	3,625,582
	Cintas Corp. No. 2
	3.450%, 05/01/25	2,200	2,121,372
	CNA Financial Corp.
	3.950%, 05/15/24	2,000	1,952,121
	Constellation Energy Generation LLC
	3.250%, 06/01/25	14,900	14,127,597
	Devon Energy Corp.
	5.250%, 09/15/24	400	399,075
	Discover Bank
	2.450%, 09/12/24	3,900	3,659,994
	Discover Financial Services
	3.950%, 11/06/24	2,796	2,694,652
	Discovery Communications LLC
#	3.800%, 03/13/24	8,000	7,771,235
	Eastern Energy Gas Holdings LLC
	2.500%, 11/15/24	6,727	6,368,263
	eBay, Inc.
	2.750%, 01/30/23	3,800	3,779,456
	Edison International
	2.950%, 03/15/23	1,522	1,509,996
	3.550%, 11/15/24	3,000	2,876,462
	4.950%, 04/15/25	6,920	6,805,485
	Elevance Health, Inc.
	3.500%, 08/15/24	3,000	2,911,172
#	2.375%, 01/15/25	15,000	14,095,879
	Energy Transfer LP
	4.050%, 03/15/25	5,204	4,982,094
	Energy Transfer LP/Regency Energy Finance Corp.
	4.500%, 11/01/23	9,000	8,890,696
	Equifax, Inc.
	2.600%, 12/01/24	2,600	2,454,920
	Fidelity & Guaranty Life Holdings, Inc.
Ω	5.500%, 05/01/25	2,000	1,955,022

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
	Fiserv, Inc.
	2.750%, 07/01/24	5,000	$4,779,119
	Flex Ltd.
	4.750%, 06/15/25	1,000	970,168
	General Motors Financial Co., Inc.
	3.250%, 01/05/23	4,350	4,337,302
	5.100%, 01/17/24	2,000	1,982,241
	1.200%, 10/15/24	2,000	1,827,462
	3.800%, 04/07/25	3,500	3,307,980
	Georgia-Pacific LLC
Ω	3.600%, 03/01/25	4,000	3,851,779
	Gilead Sciences, Inc.
	3.500%, 02/01/25	10,842	10,465,538
	GlaxoSmithKline Capital PLC
#	3.000%, 06/01/24	4,361	4,233,713
	Global Payments, Inc.
	3.750%, 06/01/23	4,000	3,959,089
	2.650%, 02/15/25	3,000	2,783,582
	Goldman Sachs Group, Inc.
#	3.625%, 01/22/23	1,198	1,195,268
	3.200%, 02/23/23	500	497,210
	3.500%, 01/23/25	5,000	4,777,091
	3.750%, 05/22/25	2,800	2,666,275
	Harley-Davidson Financial Services, Inc.
Ω	3.350%, 02/15/23	1,200	1,192,849
	Hewlett Packard Enterprise Co.
	1.450%, 04/01/24	10,750	10,172,080
	International Business Machines Corp.
#	3.625%, 02/12/24	1,750	1,719,868
	3.000%, 05/15/24	11,000	10,673,733
	John Deere Capital Corp.
#	2.050%, 01/09/25	7,000	6,591,142
	JPMorgan Chase & Co.
	3.625%, 05/13/24	493	482,932
	3.125%, 01/23/25	8,500	8,137,073
	Kemper Corp.
	4.350%, 02/15/25	7,500	7,254,928
	Kinder Morgan, Inc.
Ω	5.625%, 11/15/23	4,336	4,327,496
	L3Harris Technologies, Inc.
	3.832%, 04/27/25	3,000	2,881,501
	Laboratory Corp. of America Holdings
	3.600%, 02/01/25	763	730,985
	Lazard Group LLC
	3.750%, 02/13/25	3,085	2,967,327
	Lennar Corp.
	4.500%, 04/30/24	5,000	4,909,039
	LyondellBasell Industries NV
	5.750%, 04/15/24	570	571,562
	Marathon Petroleum Corp.
	3.625%, 09/15/24	7,000	6,762,263

111

DFA COMMODITY STRATEGY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Morgan Stanley
	3.125%, 01/23/23	2,233	$2,225,413
	3.875%, 04/29/24	7,253	7,103,385
MPLX LP
	4.875%, 12/01/24	3,750	3,681,202
Mylan, Inc.
Ω	3.125%, 01/15/23	5,000	4,968,950
NextEra Energy Capital Holdings, Inc., Floating Rate Note, SOFR + 0.540%, FRN
(r)	3.393%, 03/01/23	7,000	6,990,673
Nuveen Finance LLC
Ω	4.125%, 11/01/24	11,250	10,895,541
Oracle Corp.
	2.950%, 11/15/24	10,000	9,547,230
#	2.500%, 04/01/25	4,000	3,737,213
	2.950%, 05/15/25	900	846,139
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω	4.250%, 01/17/23	4,000	3,992,644
Ω	4.125%, 08/01/23	2,022	1,995,779
Phillips 66
	3.850%, 04/09/25	2,000	1,935,227
Raytheon Technologies Corp.
#	3.200%, 03/15/24	4,040	3,932,764
Ryder System, Inc.
#	3.650%, 03/18/24	8,033	7,843,482
Schlumberger Holdings Corp.
Ω	3.750%, 05/01/24	7,600	7,433,391
Simon Property Group LP
	2.000%, 09/13/24	7,937	7,459,243
Stellantis NV
	5.250%, 04/15/23	7,040	7,013,741
Truist Financial Corp.
	2.500%, 08/01/24	280	266,812
UnitedHealth Group, Inc.
#	3.500%, 02/15/24	12,000	11,803,503
Ventas Realty LP
	2.650%, 01/15/25	1,000	934,633
	3.500%, 02/01/25	9,600	9,114,341
Verizon Communications, Inc., Floating Rate Note, SOFR + 0.500%, FRN
(r)	3.532%, 03/22/24	811	804,272

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Vornado Realty LP
	3.500%, 01/15/25	10,357	$9,626,163
Waste Management, Inc.
#	2.400%, 05/15/23	2,207	2,180,169
Wells Fargo & Co.
#	3.300%, 09/09/24	10,000	9,659,906
	3.000%, 02/19/25	5,000	4,722,322
Williams Cos., Inc.
	3.900%, 01/15/25	2,843	2,743,569
Zimmer Biomet Holdings, Inc.
	3.550%, 04/01/25	3,000	2,869,860

TOTAL UNITED STATES			481,829,580

TOTAL BONDS			1,067,512,905

U.S. TREASURY OBLIGATIONS — (33.5%)
U.S. Treasury Notes
~	0.125%, 07/31/23	23,000	22,238,125
~	0.125%, 08/15/23	40,000	38,607,812
~	0.125%, 09/15/23	23,000	22,115,938
~	0.250%, 11/15/23	50,000	47,783,203
~	0.500%, 11/30/23	96,000	91,856,250
~	0.125%, 12/15/23	115,000	109,389,258
~	0.750%, 12/31/23	80,000	76,471,875
	0.125%, 01/15/24	62,000	58,718,359
~	0.375%, 04/15/24	21,000	19,742,461
«	0.250%, 05/15/24	24,000	22,445,625
~	0.250%, 06/15/24	8,000	7,457,188
~	0.375%, 08/15/24	33,000	30,624,258

TOTAL U.S. TREASURY OBLIGATIONS			547,450,352

TOTAL INVESTMENT SECURITIES (Cost $1,698,949,127)			1,614,963,257

		Shares
SECURITIES LENDING COLLATERAL — (1.1%)
@§	The DFA Short Term Investment Fund	1,542,835	17,836,713

TOTAL INVESTMENTS — (100.0%) (Cost $1,716,791,746)			$1,632,799,970

112

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CONTINUED

As of October 31, 2022, DFA Commodity Strategy Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying consolidated financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	11,143,823	CAD	14,700,353	Citibank, N.A.	12/06/22	$350,513
USD	77,136,428	AUD	118,873,092	State Street Bank and Trust	12/28/22	957,660

Total Appreciation						$1,308,173
USD	25,210,145	NZD	44,895,279	Bank of America Corp.	01/06/23	$(917,361)

Total (Depreciation)						$(917,361)

Total Appreciation (Depreciation)						$390,812

As of October 31, 2022, DFA Commodity Strategy Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
CBOT Corn Futures	85	03/14/23	$2,967,874	$2,961,187	$(6,687)
CBOT Soybean Futures	38	01/13/23	2,618,791	2,697,050	78,259
CBOT Soybean Meal Futures	39	01/13/23	1,557,797	1,634,490	76,693
CBOT Soybean Oil Futures	41	01/13/23	1,535,247	1,737,006	201,759
CBOT Wheat Futures	35	03/14/23	1,571,136	1,573,688	2,552
CME Lean Hogs Futures	24	02/14/23	851,784	849,120	(2,664)
CME Live Cattle Futures	30	02/28/23	1,866,445	1,869,900	3,455
COMEX Copper Futures	23	03/29/23	1,931,498	1,930,563	(935)
COMEX Gold 100 Troy Oz. Futures	38	12/28/22	6,743,240	6,234,660	(508,580)
COMEX Silver Futures	20	03/29/23	1,930,733	1,929,600	(1,133)
ICE Brent Crude Oil Futures	39	01/31/23	3,490,664	3,489,330	(1,334)
ICE Gasoil Futures	17	01/12/23	1,557,241	1,678,750	121,509
KCBT Hard Red Winter Wheat Futures	20	03/14/23	969,045	974,250	5,205
LME Nickel Futures	15	01/16/23	1,972,868	1,961,595	(11,273)
LME Nickel Futures	29	11/14/22	3,903,827	3,778,758	(125,069)
LME Primary Aluminum Futures	38	01/16/23	2,113,834	2,110,900	(2,934)
LME Primary Aluminum Futures	77	11/14/22	4,593,460	4,273,500	(319,960)
LME Zinc Futures	23	01/16/23	1,679,391	1,554,225	(125,166)
LME Zinc Futures	46	11/14/22	3,932,507	3,134,325	(798,182)
NYBOT CSC ’C’ Coffee Futures	14	03/21/23	908,302	913,763	5,461
NYBOT CSC No. 11 World Sugar Futures	63	02/28/23	1,254,970	1,267,963	12,993
NYBOT CTN No. 2 Cotton Futures	12	03/09/23	426,969	429,839	2,870
NYMEX Henry Hub Natural Gas Futures	99	12/28/22	6,882,408	6,540,930	(341,478)
NYMEX Light Sweet Crude Oil Futures	47	12/20/22	3,840,046	4,013,800	173,754
NYMEX NY Harbor ULSD Futures	9	12/30/22	1,202,001	1,323,189	121,188
NYMEX Reformulated Gasoline Blend Futures	10	12/30/22	981,571	1,032,738	51,167

Total			$63,283,649	$61,895,119	$(1,388,530)
Short Position contracts:
LME Nickel Futures	(29)	11/14/22	(3,837,517)	(3,778,758)	58,759
LME Nickel Futures	(5)	01/16/23	(655,567)	(653,865)	1,702
LME Primary Aluminum Futures	(77)	11/14/22	(4,292,878)	(4,273,500)	19,378
LME Primary Aluminum Futures	(11)	01/16/23	(613,675)	(611,050)	2,625
LME Zinc Futures	(46)	11/14/22	(3,496,630)	(3,134,325)	362,305

113

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CONTINUED

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
LME Zinc Futures	(7)	01/16/23	$(510,868)	$(473,025)	$37,843

Total			$(13,407,135)	$(12,924,523)	$482,612

Total Futures Contracts			$49,876,514	$48,970,596	$(905,918)

As of October 31, 2022, DFA Commodity Strategy Portfolio had entered into the following outstanding Total Return Swaps:

Reference Entity*	Counterparty**	Notional Amount		Payments received (paid) by the Fund***	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
BofA Merrill Lynch Commodity MLBXPPDM Total Return Index (1)	Bank of America Corp.	USD	170,202,543	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	12/24/22	—	—	$2,722,148	$2,722,148
BofA Merrill Lynch Total Return Index (2)	Bank of America Corp.	USD	178,159,195	3 Month USD UST 13-Week Bill High Discount Rate plus 0.19%	12/24/22	—	—	2,900,476	2,900,476
Citi Commodities Pre-Roll RS Total Return Index (3)	Citibank, N.A.	USD	234,010,046	3 Month USD UST 13-Week Bill High Discount Rate plus 0.18%	12/30/22	—	—	917,472	917,472
Citi Custom CIVICS H Total Return Index (4)	Citibank, N.A.	USD	88,812,427	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	12/30/22	—	—	449,427	449,427
Credit Suisse Custom 141 Total Return Index (5)	Credit Suisse	USD	292,789,796	3 Month USD UST 13-Week Bill High Discount Rate plus 0.18%	11/30/22	—	—	(1,285,879)	(1,285,879)
Credit Suisse Custom 57 Total Return Index (6)	Credit Suisse	USD	174,882,012	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	11/30/22	—	—	(773,335)	(773,335)
UBS UBSIB190 Custom Strategy (7)	UBS AG	USD	489,306,483	3 Month USD UST 13-Week Bill High Discount Rate plus 0.14%	01/29/23	—	—	529,671	529,671

Total						—	—	$5,459,980	$5,459,980

*	Portfolio receives the price appreciation of the reference entity at maturity.
**	As of October 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $3,017,311 in connection with open total return swap contracts.
***	Payments received (paid) by the Fund are exchanged at maturity.

114

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CONTINUED

(1)	The following table represents the individual positions within the Total Return Swap as of October 31, 2022:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	3.54%	$6,034,853
CBOT Corn Futures	6.02%	10,239,058
NYMEX Light Sweet Crude Oil Futures	8.11%	13,810,660
ICE Brent Crude Oil Futures	7.09%	12,060,246
NYBOT CTN No. 2 Cotton Futures	0.88%	1,490,027
COMEX Gold 100 Troy Oz. Futures	12.94%	22,021,151
COMEX Copper Futures	3.88%	6,606,478
NYMEX NY Harbor ULSD Futures	2.74%	4,656,239
NYBOT CSC ’C’ Coffee Futures	1.91%	3,258,967
KCBT Hard Red Winter Wheat Futures	1.97%	3,347,535
LME Primary Aluminum Futures	3.01%	5,125,412
CME Live Cattle Futures	3.79%	6,447,904
CME Lean Hogs Futures	1.74%	2,969,667
LME Nickel Futures	2.70%	4,597,353
LME Zinc Futures	2.21%	3,756,849
NYMEX Henry Hub Natural Gas Futures	13.35%	22,730,398
ICE Gasoil Futures	3.47%	5,901,179
CBOT Soybean Futures	5.52%	9,401,743
NYBOT CSC No. 11 World Sugar Futures	2.57%	4,381,556
COMEX Silver Futures	3.85%	6,551,720
CBOT Soybean Meal Futures	3.35%	5,697,149
CBOT Wheat Futures	3.20%	5,445,873
NYMEX Reformulated Gasoline Blend Futures	2.16%	3,670,526

Total Notional Amount		$170,202,543

(2)	The following table represents the individual positions within the Total Return Swap as of October 31, 2022:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.26%	$7,580,752
CBOT Corn Futures	5.95%	10,602,887
NYMEX Light Sweet Crude Oil Futures	8.10%	14,434,496
ICE Brent Crude Oil Futures	7.35%	13,095,616
NYBOT CTN No. 2 Cotton Futures	0.90%	1,598,236
COMEX Gold 100 Troy Oz. Futures	10.27%	18,292,388
COMEX Copper Futures	3.90%	6,940,651
NYMEX NY Harbor ULSD Futures	3.28%	5,848,991
NYBOT CSC ’C’ Coffee Futures	1.97%	3,512,019
KCBT Hard Red Winter Wheat Futures	1.96%	3,486,161
LME Primary Aluminum Futures	2.41%	4,292,232
CME Live Cattle Futures	3.72%	6,636,275
CME Lean Hogs Futures	1.41%	2,508,359
LME Nickel Futures	2.16%	3,850,013
LME Zinc Futures	2.22%	3,962,580
NYMEX Henry Hub Natural Gas Futures	15.75%	28,064,917
ICE Gasoil Futures	4.14%	7,383,026
CBOT Soybean Futures	4.42%	7,869,161
NYBOT CSC No. 11 World Sugar Futures	3.06%	5,452,866
COMEX Silver Futures	3.05%	5,437,657
CBOT Soybean Meal Futures	4.02%	7,156,542

115

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CONTINUED

Futures Contract	% of Index	Notional Amount
CBOT Wheat Futures	3.11%	5,542,595
NYMEX Reformulated Gasoline Blend Futures	2.59%	4,610,775

Total Notional Amount		$178,159,195

(3)	The following table represents the individual positions within the Total Return Swap as of October 31, 2022:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.26%	$9,957,230
CBOT Corn Futures	5.95%	13,926,769
NYMEX Light Sweet Crude Oil Futures	8.10%	18,959,545
ICE Brent Crude Oil Futures	7.35%	17,200,940
NYBOT CTN No. 2 Cotton Futures	0.90%	2,099,265
COMEX Gold 100 Troy Oz. Futures	10.27%	24,026,840
COMEX Copper Futures	3.90%	9,116,465
NYMEX NY Harbor ULSD Futures	3.28%	7,682,582
NYBOT CSC ’C’ Coffee Futures	1.97%	4,612,997
KCBT Hard Red Winter Wheat Futures	1.96%	4,579,032
LME Primary Aluminum Futures	2.41%	5,637,797
CME Live Cattle Futures	3.72%	8,716,671
CME Lean Hogs Futures	1.41%	3,294,700
LME Nickel Futures	2.16%	5,056,948
LME Zinc Futures	2.22%	5,204,803
NYMEX Henry Hub Natural Gas Futures	15.75%	36,862,945
ICE Gasoil Futures	4.14%	9,697,519
CBOT Soybean Futures	4.42%	10,336,052
NYBOT CSC No. 11 World Sugar Futures	3.06%	7,162,277
COMEX Silver Futures	3.05%	7,142,299
CBOT Soybean Meal Futures	4.02%	9,400,035
CBOT Wheat Futures	3.11%	7,280,135
NYMEX Reformulated Gasoline Blend Futures	2.59%	6,056,200

Total Notional Amount		$234,010,046

(4)	The following table represents the individual positions within the Total Return Swap as of October 31, 2022:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	3.54%	$3,149,013
CBOT Corn Futures	6.02%	5,342,785
NYMEX Light Sweet Crude Oil Futures	8.11%	7,206,462
ICE Brent Crude Oil Futures	7.09%	6,293,089
NYBOT CTN No. 2 Cotton Futures	0.88%	777,503
COMEX Gold 100 Troy Oz. Futures	12.94%	11,490,732
COMEX Copper Futures	3.88%	3,447,289
NYMEX NY Harbor ULSD Futures	2.74%	2,429,646
NYBOT CSC ’C’ Coffee Futures	1.91%	1,700,543
KCBT Hard Red Winter Wheat Futures	1.97%	1,746,758
LME Primary Aluminum Futures	3.01%	2,674,462
CME Live Cattle Futures	3.79%	3,364,545
CME Lean Hogs Futures	1.74%	1,549,585
LME Nickel Futures	2.70%	2,398,919

116

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CONTINUED

Futures Contract	% of Index	Notional Amount
LME Zinc Futures	2.21%	1,960,340
NYMEX Henry Hub Natural Gas Futures	13.35%	11,860,821
ICE Gasoil Futures	3.47%	3,079,261
CBOT Soybean Futures	5.52%	4,905,870
NYBOT CSC No. 11 World Sugar Futures	2.57%	2,286,315
COMEX Silver Futures	3.85%	3,418,716
CBOT Soybean Meal Futures	3.35%	2,972,797
CBOT Wheat Futures	3.20%	2,841,680
NYMEX Reformulated Gasoline Blend Futures	2.16%	1,915,296

Total Notional Amount		$88,812,427

(5)	The following table represents the individual positions within the Total Return Swap as of October 31, 2022:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	4.26%	$12,458,334
CBOT Corn Futures	5.95%	17,424,961
NYMEX Light Sweet Crude Oil Futures	8.10%	23,721,893
ICE Brent Crude Oil Futures	7.35%	21,521,554
NYBOT CTN No. 2 Cotton Futures	0.90%	2,626,568
COMEX Gold 100 Troy Oz. Futures	10.27%	30,062,016
COMEX Copper Futures	3.90%	11,406,382
NYMEX NY Harbor ULSD Futures	3.28%	9,612,329
NYBOT CSC ’C’ Coffee Futures	1.97%	5,771,711
KCBT Hard Red Winter Wheat Futures	1.96%	5,729,215
LME Primary Aluminum Futures	2.41%	7,053,925
CME Live Cattle Futures	3.72%	10,906,165
CME Lean Hogs Futures	1.41%	4,122,278
LME Nickel Futures	2.16%	6,327,177
LME Zinc Futures	2.22%	6,512,170
NYMEX Henry Hub Natural Gas Futures	15.75%	46,122,354
ICE Gasoil Futures	4.14%	12,133,388
CBOT Soybean Futures	4.42%	12,932,311
NYBOT CSC No. 11 World Sugar Futures	3.06%	8,961,331
COMEX Silver Futures	3.05%	8,936,336
CBOT Soybean Meal Futures	4.02%	11,761,180
CBOT Wheat Futures	3.11%	9,108,793
NYMEX Reformulated Gasoline Blend Futures	2.59%	7,577,425

Total Notional Amount		$292,789,796

(6)	The following table represents the individual positions within the Total Return Swap as of October 31, 2022:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	3.54%	$6,200,773
CBOT Corn Futures	6.02%	10,520,565
NYMEX Light Sweet Crude Oil Futures	8.11%	14,190,364
ICE Brent Crude Oil Futures	7.09%	12,391,825
NYBOT CTN No. 2 Cotton Futures	0.88%	1,530,993
COMEX Gold 100 Troy Oz. Futures	12.94%	22,626,590
COMEX Copper Futures	3.88%	6,788,113

117

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CONTINUED

Futures Contract	% of Index	Notional Amount
NYMEX NY Harbor ULSD Futures	2.74%	4,784,256
NYBOT CSC ’C’ Coffee Futures	1.91%	3,348,567
KCBT Hard Red Winter Wheat Futures	1.97%	3,439,571
LME Primary Aluminum Futures	3.01%	5,266,328
CME Live Cattle Futures	3.79%	6,625,180
CME Lean Hogs Futures	1.74%	3,051,314
LME Nickel Futures	2.70%	4,723,750
LME Zinc Futures	2.21%	3,860,138
NYMEX Henry Hub Natural Gas Futures	13.35%	23,355,337
ICE Gasoil Futures	3.47%	6,063,424
CBOT Soybean Futures	5.52%	9,660,230
NYBOT CSC No. 11 World Sugar Futures	2.57%	4,502,020
COMEX Silver Futures	3.85%	6,731,849
CBOT Soybean Meal Futures	3.35%	5,853,784
CBOT Wheat Futures	3.20%	5,595,599
NYMEX Reformulated Gasoline Blend Futures	2.16%	3,771,442

Total Notional Amount		$174,882,012

(7)	The following table represents the individual positions within the Total Return Swap as of October 31, 2022:

Referenced Commodity — Long Position

Futures Contract	% of Index	Notional Amount
CBOT Soybean Oil Futures	3.54%	$17,349,287
CBOT Corn Futures	6.02%	29,435,737
NYMEX Light Sweet Crude Oil Futures	8.11%	39,703,552
ICE Brent Crude Oil Futures	7.09%	34,671,379
NYBOT CTN No. 2 Cotton Futures	0.88%	4,283,602
COMEX Gold 100 Troy Oz. Futures	12.94%	63,307,466
COMEX Copper Futures	3.88%	18,992,621
NYMEX NY Harbor ULSD Futures	2.74%	13,385,981
NYBOT CSC ’C’ Coffee Futures	1.91%	9,369,035
KCBT Hard Red Winter Wheat Futures	1.97%	9,623,656
LME Primary Aluminum Futures	3.01%	14,734,782
CME Live Cattle Futures	3.79%	18,536,747
CME Lean Hogs Futures	1.74%	8,537,343
LME Nickel Futures	2.70%	13,216,691
LME Zinc Futures	2.21%	10,800,370
NYMEX Henry Hub Natural Gas Futures	13.35%	65,346,445
ICE Gasoil Futures	3.47%	16,964,995
CBOT Soybean Futures	5.52%	27,028,585
NYBOT CSC No. 11 World Sugar Futures	2.57%	12,596,307
COMEX Silver Futures	3.85%	18,835,200
CBOT Soybean Meal Futures	3.35%	16,378,439
CBOT Wheat Futures	3.20%	15,656,057
NYMEX Reformulated Gasoline Blend Futures	2.16%	10,552,206

Total Notional Amount		$489,306,483

118

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CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$62,330,455	—	$62,330,455
Austria	—	1,388,828	—	1,388,828
Canada	—	113,766,374	—	113,766,374
Denmark	—	7,028,417	—	7,028,417
France	—	58,638,002	—	58,638,002
Germany	—	59,141,062	—	59,141,062
Ireland	—	12,471,922	—	12,471,922
Italy	—	9,264,468	—	9,264,468
Japan	—	95,505,084	—	95,505,084
Netherlands	—	11,464,671	—	11,464,671
New Zealand	—	26,022,845	—	26,022,845
Spain	—	13,431,029	—	13,431,029
Supranational Organization Obligations	—	30,935,085	—	30,935,085
Sweden	—	33,727,468	—	33,727,468
Switzerland	—	13,316,258	—	13,316,258
United Kingdom	—	37,251,357	—	37,251,357
United States	—	481,829,580	—	481,829,580
U.S. Treasury Obligations	—	547,450,352	—	547,450,352
Securities Lending Collateral	—	17,836,713	—	17,836,713
Forward Currency Contracts**	—	390,812	—	390,812
Futures Contracts**	$(905,918)	—	—	(905,918)
Swap Agreements**	—	5,459,980	—	5,459,980

TOTAL	$(905,918)	$1,638,650,762	—	$1,637,744,844

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

119

DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

DFA Commodity Strategy
Portfolio*
ASSETS:
Investment Securities at Value (including $17,455 of securities on loan)	$1,614,963
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $17,843)	17,837
Foreign Currencies at Value	125
Segregated Cash for Swaps Contracts	11,148
Cash	54,163
Receivables:
Dividends and Interest	8,572
Securities Lending Income	8
Fund Shares Sold	854
Unrealized Gain on Swap Contracts	7,519
Unrealized Gain on Forward Currency Contracts	1,308
Prepaid Expenses and Other Assets	33

Total Assets	1,716,530

LIABILITIES:
Payables:
Upon Return of Securities Loaned	15,022
Investment Securities Purchased	2,845
Fund Shares Redeemed	2,254
Due to Advisor	405
Due to Broker	1,910
Futures Margin Variation	140
Unrealized Loss on Swap Contracts	2,059
Unrealized Loss on Forward Currency Contracts	917
Payable for Swap Contracts Payments	766
Accrued Expenses and Other Liabilities	123

Total Liabilities	26,441

NET ASSETS	$1,690,089

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	322,994,800

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$5.23

Investment Securities at Cost	$1,698,949

Foreign Currencies at Cost	$125

NET ASSETS CONSIST OF:
Paid-In Capital	$2,334,237
Total Distributable Earnings (Loss)	(644,148)

NET ASSETS	$1,690,089

(1) NUMBER OF SHARES AUTHORIZED	1,800,000,000

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

DFA
Commodity Strategy
Portfolio#
Investment Income
Interest	$27,489
Income from Securities Lending	43

Total Investment Income	27,532

Expenses
Investment Management Fees	6,263
Accounting & Transfer Agent Fees	142
Custodian Fees	89
Filing Fees	79
Shareholders’ Reports	22
Directors’/Trustees’ Fees & Expenses	11
Professional Fees	30
Other	77

Total Expenses	6,713

Fees Waived, Expenses Reimbursed by Advisor (Note D)	1,298
Fees Paid Indirectly (Note D)	19

Net Expenses	5,396

Net Investment Income (Loss)	22,136

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(44,736)
Affiliated Investment Companies Shares Sold	(5)
Futures	953
Swap Contracts	110,350
Foreign Currency Transactions	(22)
Forward Currency Contracts	21,616
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(75,310)
Affiliated Investment Companies Shares	(6)
Futures	(1,625)
Swap Contracts	35,073
Translation of Foreign Currency-Denominated Amounts	(51)
Forward Currency Contracts	1,633

Net Realized and Unrealized Gain (Loss)	47,870

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,006

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Commodity Strategy
	Portfolio
	Year	Year
	Ended	Ended
	Oct 31,	Oct 31,
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$22,136	$3,378
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(44,736)	4,785
Affiliated Investment Companies Shares Sold	(5)	—
Futures	953	40,432
Swap Contracts	110,350	505,196
Foreign Currency Transactions	(22)	34
Forward Currency Contracts	21,616	(571)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(75,310)	(14,473)
Affiliated Investment Companies Shares	(6)	—
Futures	(1,625)	599
Swap Contracts	35,073	(13,549)
Translation of Foreign Currency-Denominated Amounts	(51)	26
Forward Currency Contracts	1,633	(1,611)

Net Increase (Decrease) in Net Assets Resulting from Operations	70,006	524,246

Distributions:
Institutional Class Shares	(500,400)	(3,525)
Capital Share Transactions (1):
Shares Issued	967,055	597,773
Shares Issued in Lieu of Cash Distributions	476,866	3,293
Shares Redeemed	(1,089,224)	(452,428)

Net Increase (Decrease) from Capital Share Transactions	354,697	148,638

Total Increase (Decrease) in Net Assets	(75,697)	669,359
Net Assets
Beginning of Year	1,765,786	1,096,427

End of Year	$1,690,089	$1,765,786

(1) Shares Issued and Redeemed:
Shares Issued	173,638	96,905
Shares Issued in Lieu of Cash Distributions	104,431	622
Shares Redeemed	(198,205)	(73,709)

Net Increase (Decrease) from Shares Issued and Redeemed	79,864	23,818

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Commodity Strategy Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$7.26	$5.00	$5.46	$5.68	$5.98

Income from Investment Operations (A)
Net Investment Income (Loss)	0.07	0.01	0.06	0.11	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	0.07	2.27	(0.46)	(0.22)	(0.25)

Total from Investment Operations	0.14	2.28	(0.40)	(0.11)	(0.15)

Less Distributions:
Net Investment Income	(2.17)	(0.02)	(0.06)	(0.11)	(0.15)

Total Distributions	(2.17)	(0.02)	(0.06)	(0.11)	(0.15)

Net Asset Value, End of Year	$5.23	$7.26	$5.00	$5.46	$5.68

Total Return	6.38%	45.67%	(7.41%)	(1.99%)	(2.43%)

Net Assets, End of Year (thousands)	$1,690,089	$1,765,786	$1,096,427	$1,579,044	$1,995,988
Ratio of Expenses to Average Net Assets	0.30%	0.31%	0.33%	0.33%	0.32%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.38%	0.40%	0.41%	0.41%	0.39%
Ratio of Net Investment Income to Average Net Assets	1.25%	0.24%	1.15%	1.99%	1.61%
Portfolio Turnover Rate	134%	114%	71%	38%	78%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended (the “1940 Act”), whose shares are generally offered, without a sales charge, to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, one of which, DFA Commodity Strategy Portfolio (the “Portfolio”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio wholly owns and controls Dimensional Cayman Commodity Fund I, LTD. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Debt securities held by the Portfolio are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 in the hierarchy. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board. These securities are generally categorized as Level 2 in the hierarchy.

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Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Portfolio enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its portfolios are allocated using methods approved by the Board, generally based on average net assets.

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C. Basis for Consolidation:

The Subsidiary commenced operations on November 9, 2010. The Portfolio commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting principles relating to reporting of a wholly-owned subsidiary. The Portfolio will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Portfolio. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Portfolio) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio. The portion of the Portfolio’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Portfolio’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Portfolio is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Portfolio in the current period nor carried forward to offset taxable income in future periods.

As of October 31, 2022, the Portfolio held a $392,270,247 investment in the Subsidiary, representing 23.21% of the Portfolio’s total net assets. The accompanying consolidated financial statements include all assets, liabilities, revenues and expenses of the Portfolio and its wholly-owned Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

D. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2022, the investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

DFA Commodity Strategy Portfolio	0.28%

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive all or a portion of the management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses to no more than 0.55% of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of the Portfolio are less than the Expense Limitation Amount, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2023, and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement will continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. As of October 31, 2022, there were no previously waived fees/expenses assumed subject to future recovery by the Advisor.

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The Subsidiary has entered into a separate contract with the Advisor whereby the Advisor or its affiliates provide investment advisory and other services to the Subsidiary. For the investment advisory services it provides, the Advisor is entitled to a fee from the Subsidiary equal to 0.30% of the Subsidiary’s average net assets on an annualized basis; however, pursuant to a contractual agreement, the Advisor has agreed to waive the management fee of the Subsidiary.

For the year ended October 31, 2022, approximately $1,298 (in thousands) of the Subsidiary’s management fees were waived pursuant to the Subsidiary fee waiver agreement.

Earned Income Credit:

Additionally, the Portfolio has entered into an arrangement with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolio’s custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Portfolio’s net assets. During the year ended October 31, 2022, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
DFA Commodity Strategy Portfolio	$19

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amount paid by the Fund to the CCO was $166 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Consolidated Statement of Operations.

E. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Consolidated Statement of Assets and Liabilities as follows (amount in thousands):

DFA Commodity Strategy Portfolio	$6

F. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Portfolio’s transactions related to investment securities, other than short-term securities and in-kind redemptions (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Commodity Strategy Portfolio	$1,537,538	$1,759,700	$721,830	$441,941

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

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The amounts presented below may differ from the respective amounts presented in the corresponding Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities or Consolidated Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
DFA Commodity Strategy Portfolio
The DFA Short Term Investment Fund	$4,237	$218,493	$204,882	$(5)	$(6)	$17,837	1,543	$275	—

Total	$4,237	$218,493	$204,882	$(5)	$(6)	$17,837	1,543	$275	—

G. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022, can occur as a result of financial and tax reporting related to the Subsidiary, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for tax purposes, reversal of book income/loss from controlled foreign corporation and net foreign currency gains/losses, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Commodity Strategy Portfolio
2021	$3,525	—	—	$3,525
2022	500,400	—	—	500,400

As of October 31, 2022, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Commodity Strategy Portfolio	$(12,205)	—	$(12,205)

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As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Commodity Strategy Portfolio	$103,837	—	$(33,679)	$(714,299)	$(644,141)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA Commodity Strategy Portfolio	$33,679	$33,679

During the year ended October 31, 2022, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Commodity Strategy Portfolio	$2,353,399	$16,884	$(733,914)	$(717,030)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Financial Instruments:

In accordance with the Portfolio’s investment objective and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

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Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio. The Portfolio may gain exposure to commodity markets by investing up to 25% of the Portfolio’s total assets in the Subsidiary. The Subsidiary may invest without limitation in commodity-linked notes, swap agreements and other commodity-linked derivative instruments, including futures contracts on individual commodities or a subset of commodities and options on commodities. The accompanying consolidated schedule of investments includes investments of the Portfolio and its wholly-owned Subsidiary.

2. Forward Currency Contracts: The Portfolio may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge the Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Consolidated Statement of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Consolidated Statement of Operations as a net realized gain or loss on forward currency contracts.

3. Commodity-Linked Derivatives: The Portfolio and the Subsidiary invest in commodity-linked derivative instruments, such as swap agreements, commodity options, futures, options on futures, and structured notes. The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity securities, fixed income securities and commodity spot prices.

4. Swap Agreements: The Portfolio may enter into swap agreements with respect to commodities, interest rates and indexes of commodities or securities, specific securities and commodities, and mortgage, credit and event-linked swaps, and, to the extent the Portfolio may invest in foreign-currency-denominated securities, the Portfolio may enter into swap agreements with respect to foreign currencies.

The Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to seek to increase total return (speculation), to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

A swap agreement may be negotiated bilaterally and traded over-the-counter between the two parties (for an uncleared swap), while other swaps must be transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap), and may be traded on swap execution facilities (exchanges). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. In a cleared swap, the Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution.

An investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, the Portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. The Portfolio may also enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation (whether as a single debt instrument or as part of an index of debt instruments) has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

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Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio’s portfolio.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearinghouse, as is the case with cleared swaps. As a result, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. The Portfolio will enter into swap agreements only with counterparties that meet certain standards of creditworthiness as determined by the Advisor’s Investment Committee. To the extent that the Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and implementing rules adopted by the Commodity Futures Trading Commission (“CFTC”) currently require the clearing and exchange-trading of the most common types of credit default index swaps and interest rate swaps, and it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks completely. There is also a risk of loss by the Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of the Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers.

Futures Activities:

The Portfolio may enter into commodity, foreign currency, interest rate and commodity or securities index futures contracts and purchase and write (sell) related options traded on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.

5. Futures Contracts: A commodity futures contract provides for the future sale by one party and the future purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the future purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities and commodities indexes are typically capitalization or production weighted, respectively. A securities index or commodities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

Payments, known as “variation margin,” to and from the broker, will be made daily as the currency, financial instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” As a result of the small margin deposit that is required, a small change in the market price of a futures contract can produce major losses.

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At any time prior to the expiration of a futures contract, the Portfolio may elect to close the position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). However, there is no assurance that an active market will exist at any particular time. Once the daily fluctuation limit has been reached in a particular contract, most futures exchanges restrict trades at a price beyond that limit or trading may be suspended for specified periods during the day. Such restrictions prevent prompt liquidation of futures positions at an advantageous price, potentially subjecting the Portfolio to substantial losses. In such event, and in the event of adverse price movements, the Portfolio would be required to make daily cash payments of variation margin. Losses incurred in futures transactions and the costs of these transactions will affect the Portfolio’s performance.

The price volatility of commodity futures contracts has been historically greater than that for traditional securities, such as stocks and bonds, and there are a variety of factors associated with commodity futures contracts which may subject the Portfolio’s investments in the contracts to greater volatility than investments in traditional securities.

6. Options on Futures Contracts: The Portfolio may purchase and write put and call options on foreign currency, interest rate and stock and commodity index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

An option on a currency, interest rate or commodity or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). The value of the option changes daily, and that change is reflected in the net asset value of the Portfolio.

The Portfolio may enter into options and futures transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position.

The Subsidiary’s securities have been segregated as collateral for open futures contracts and open swaps contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**	Swap Contracts***
DFA Commodity Strategy Portfolio	$255,197	$108,670	$1,668,342

*	Average amount of Currency Purchased/Sold in USD.
**	Average Notional Value of futures contracts.
***	Average Notional Value of agreements.

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The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2022	Forward Currency Contracts (1)	Commodity Futures Contracts *,(2)	Swap Contracts (3)
DFA Commodity Strategy Portfolio	$10,166	$1,308	$1,339	$7,519

	Liability Derivatives Value
	Total Value at October 31, 2022	Forward Currency Contracts (4)	Commodity Futures Contracts *,(5)	Swap Contracts (6)
DFA Commodity Strategy Portfolio	$(5,221)	$(917)	$(2,245)	$(2,059)

(1)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(3)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Gain on Swap Contracts.
(4)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(5)	Presented on Consolidated Statement of Assets and Liabilities as Payables: Futures Margin Variation.
(6)	Presented on Consolidated Statement of Assets and Liabilities as Unrealized Loss on Swap Contracts.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Commodity Futures Contracts (2)	Swap Contracts (3)
DFA Commodity Strategy Portfolio	$132,919	$21,616	$953	$110,350

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (4)	Commodity Futures Contracts (5)	Swap Contracts (6)
DFA Commodity Strategy Portfolio	$35,081	$1,633	$(1,625)	$35,073

(1)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Consolidated Statement of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(4)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(5)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
(6)	Presented on Consolidated Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

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Offsetting of Derivative Assets and Derivative Liabilities:

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The following table presents the Portfolio’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolio as of October 31, 2022 (amounts in thousands):

		Net Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities					Net Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)		Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)		Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)

	Assets						Liabilities
DFA Commodity Strategy Portfolio
Credit Suisse	—	—	—	—	—	—	$2,059	$2,059	—	—	$(2,059)	—
Citibank, N.A	$1,717	$1,717	—	—	$(1,170)	$547	—	—	—	—	—	—
State Street Bank and Trust	958	958	—	—	—	958	—	—	—	—	—	—
Bank of America Corp	5,622	5,622	$(917)	—	(740)	3,965	917	917	$(917)	—	—	—
UBS AG	530	530	—	$(530)	—	—	—	—	—	—	—	—

Total	$8,827	$8,827	$(917)	$(530)	$(1,910)	$5,470	$2,976	$2,976	$(917)	—	$(2,059)	—

(a)	No amounts have been netted against the gross amounts recognized in the Consolidated Statement of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

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The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2022.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolio did not use the interfund lending program during the year ended October 31, 2022.

J. Securities Lending:

As of October 31, 2022, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

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Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Commodity Strategy Portfolio Bonds	$15,022	—	—	—	$15,022

K. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminates the asset segregation framework previously used by the Portfolio to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio began complying with the Derivatives Rule on August 19, 2022.

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On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Portfolio began complying with the Valuation Rule on August 1, 2022.

M. Other:

As of October 31, 2022, the following number of shareholders held the following approximate percentages of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Commodity Strategy Portfolio-Institutional Class	4	61%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of DFA Commodity Strategy Portfolio

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of DFA Commodity Strategy Portfolio and its subsidiary (one of the portfolios constituting DFA Investment Dimensions Group Inc., referred to hereafter as the “Portfolio”) as of October 31, 2022, the related consolidated statement of operations for the year ended October 31, 2022, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the consolidated financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

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DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

U.S. Large Company Portfolio vs.

S&P 500™ Index

October 31, 2012-October 31, 2022

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MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2022

U.S. equities had negative returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, lost approximately -16.52%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2022
Russell 3000® Index	-16.52%
Russell 1000® Index (large-cap stocks)	-16.38%
Russell Midcap® Index (mid-cap stocks)	-17.17%
Russell 2000® Index (small-cap stocks)	-18.54%
Russell Microcap® Index (micro-cap stocks)	-22.29%
Dow Jones U.S. Select REIT Index SM	-19.97%

Total Return for 12 Months Ended October 31, 2022
Russell 1000® Value Index (large-cap value stocks)	-7.00%
Russell 1000® Growth Index (large-cap growth stocks)	-24.60%
Russell 2000® Value Index (small-cap value stocks)	-10.73%
Russell 2000® Growth Index (small-cap growth stocks)	-26.02%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500® Index by investing in S&P 500® Index securities in approximately the same proportions as they are represented in the S&P 500® Index. As of October 31, 2022, the Portfolio held approximately 500 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, the total return was -14.71% for the Portfolio and -14.61% for the S&P 500® Index, the Portfolio’s benchmark. The Portfolio performed in line with the benchmark before fees and expenses.

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLE

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
U.S. Large Company Portfolio
Actual Fund Return	$1,000.00	$944.20	0.08%	$0.39
Hypothetical 5% Annual Return	$1,000.00	$1,024.80	0.08%	$0.41

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

141

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

U.S. Large Company Portfolio
Communication Services	7.4%
Consumer Discretionary	10.9%
Consumer Staples	6.9%
Energy	5.4%
Financials	11.4%
Health Care	15.3%
Industrials	8.3%
Information Technology	26.3%
Materials	2.5%
Real Estate	2.6%
Utilities	3.0%

100.0%

142

U.S. LARGE COMPANY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (98.6%)
COMMUNICATION SERVICES — (7.3%)
* Alphabet, Inc., Class A	1,794,896	$169,635,621	1.7%
* Alphabet, Inc., Class C	1,605,138	151,942,363	1.6%
Comcast Corp., Class A	1,320,182	41,902,577	0.4%
* Meta Platforms, Inc., Class A	683,211	63,647,937	0.7%
Verizon Communications, Inc.	1,258,736	47,038,964	0.5%
* Walt Disney Co.	546,237	58,196,090	0.6%
Other Securities		184,065,897	1.8%

TOTAL COMMUNICATION SERVICES		716,429,449	7.3%

CONSUMER DISCRETIONARY — (10.7%)
* Amazon.com, Inc.	2,652,722	271,744,842	2.8%
Home Depot, Inc.	307,783	91,143,780	0.9%
McDonald’s Corp.	220,427	60,101,626	0.6%
* Tesla, Inc.	797,281	181,413,319	1.9%
Other Securities		455,725,969	4.6%

TOTAL CONSUMER DISCRETIONARY		1,060,129,536	10.8%

CONSUMER STAPLES — (6.8%)
Coca-Cola Co.	1,165,900	69,779,115	0.7%
Costco Wholesale Corp.	132,696	66,547,044	0.7%
PepsiCo, Inc.	413,377	75,060,996	0.8%
Philip Morris International, Inc.	464,695	42,682,236	0.4%
Procter & Gamble Co.	715,573	96,366,216	1.0%
Walmart, Inc.	427,058	60,783,165	0.6%
Other Securities		263,950,165	2.7%

TOTAL CONSUMER STAPLES		675,168,937	6.9%

ENERGY — (5.3%)
Chevron Corp.	539,276	97,555,028	1.0%
ConocoPhillips	381,537	48,108,000	0.5%
Exxon Mobil Corp.	1,247,723	138,260,186	1.4%
Other Securities		237,377,372	2.4%

TOTAL ENERGY		521,300,586	5.3%

FINANCIALS — (11.3%)
Bank of America Corp.	2,093,900	75,464,156	0.8%
* Berkshire Hathaway, Inc., Class B	540,290	159,434,176	1.6%
JPMorgan Chase & Co.	878,092	110,534,221	1.1%
Wells Fargo & Co.	1,136,657	52,274,855	0.5%
Other Securities		712,350,855	7.3%

TOTAL FINANCIALS		1,110,058,263	11.3%

HEALTH CARE — (15.1%)
Abbott Laboratories	524,792	51,922,921	0.5%
AbbVie, Inc.	529,577	77,530,073	0.8%
Amgen, Inc.	160,351	43,350,893	0.4%
Bristol-Myers Squibb Co.	639,938	49,575,997	0.5%
Danaher Corp.	195,639	49,236,467	0.5%
Eli Lilly & Co.	236,194	85,523,485	0.9%
Johnson & Johnson	787,136	136,938,050	1.4%
Merck & Co., Inc.	758,781	76,788,637	0.8%

143

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
	Pfizer, Inc.	1,680,969	$78,249,107	0.8%
	Thermo Fisher Scientific, Inc.	117,387	60,333,396	0.6%
	UnitedHealth Group, Inc.	280,021	155,453,658	1.6%
	Other Securities		630,015,915	6.4%

TOTAL HEALTH CARE			1,494,918,599	15.2%

INDUSTRIALS — (8.2%)
	Honeywell International, Inc.	201,968	41,205,511	0.4%
	Raytheon Technologies Corp.	442,635	41,970,651	0.4%
	Other Securities		722,868,566	7.4%

TOTAL INDUSTRIALS			806,044,728	8.2%

INFORMATION TECHNOLOGY — (25.9%)
	Accenture PLC, Class A	189,544	53,811,542	0.6%
*	Adobe, Inc.	140,277	44,678,224	0.5%
	Apple, Inc.	4,520,520	693,176,690	7.1%
	Broadcom, Inc.	120,996	56,882,640	0.6%
	Cisco Systems, Inc.	1,240,783	56,368,772	0.6%
	Mastercard, Inc., Class A	255,536	83,861,804	0.9%
#	Microsoft Corp.	2,231,811	518,070,287	5.3%
	NVIDIA Corp.	749,807	101,201,451	1.0%
	QUALCOMM, Inc.	336,689	39,614,828	0.4%
*	Salesforce, Inc.	298,208	48,485,639	0.5%
	Texas Instruments, Inc.	273,889	43,994,790	0.5%
#	Visa, Inc., Class A	489,597	101,424,915	1.0%
	Other Securities		719,858,128	7.1%

TOTAL INFORMATION TECHNOLOGY			2,561,429,710	26.1%

MATERIALS — (2.5%)
	Linde PLC	149,383	44,419,035	0.5%
	Other Securities		203,243,849	2.0%

TOTAL MATERIALS			247,662,884	2.5%

REAL ESTATE — (2.6%)
	Other Securities		257,921,165	2.6%

UTILITIES — (2.9%)
	NextEra Energy, Inc.	588,901	45,639,827	0.5%
	Other Securities		243,505,443	2.5%

TOTAL UTILITIES			289,145,270	3.0%

TOTAL COMMON STOCKS (Cost $2,936,651,357)			9,740,209,127	99.2%

TEMPORARY CASH INVESTMENTS — (0.0%)
	State Street Institutional U.S. Government Money Market Fund, 3.010%	3,238,169	3,238,169	0.0%

SECURITIES LENDING COLLATERAL — (1.4%)
@§	The DFA Short Term Investment Fund	11,703,174	135,300,391	1.4%

TOTAL INVESTMENTS—(100.0%) (Cost $3,075,197,570)			$9,878,747,687	100.6%

144

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

As of October 31, 2022, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	337	12/16/22	$65,041,056	$65,428,550	$387,494

Total Futures Contracts			$65,041,056	$65,428,550	$387,494

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$716,429,449	—	—	$716,429,449
Consumer Discretionary	1,060,129,536	—	—	1,060,129,536
Consumer Staples	675,168,937	—	—	675,168,937
Energy	521,300,586	—	—	521,300,586
Financials	1,110,058,263	—	—	1,110,058,263
Health Care	1,494,918,599	—	—	1,494,918,599
Industrials	806,044,728	—	—	806,044,728
Information Technology	2,561,429,710	—	—	2,561,429,710
Materials	247,662,884	—	—	247,662,884
Real Estate	257,921,165	—	—	257,921,165
Utilities	289,145,270	—	—	289,145,270
Temporary Cash Investments	3,238,169	—	—	3,238,169
Securities Lending Collateral	—	$135,300,391	—	135,300,391
Futures Contracts**	387,494	—	—	387,494

TOTAL	$9,743,834,790	$135,300,391	—	$9,879,135,181

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

145

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

U.S. Large Company Portfolio*
ASSETS:
Investment Securities at Value (including $200,201 of securities on loan)	$9,740,210
Temporary Cash Investments at Value & Cost	3,238
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $135,308)	135,300
Segregated Cash for Futures Contracts	3,370
Cash	11,043
Receivables:
Investment Securities Sold	56,078
Dividends and Interest	7,224
Securities Lending Income	19
Fund Shares Sold	4,907
Prepaid Expenses and Other Assets	56

Total Assets	9,961,445

LIABILITIES:
Payables:
Upon Return of Securities Loaned	74,909
Investment Securities Purchased	60,499
Fund Shares Redeemed	5,154
Due to Advisor	422
Futures Margin Variation	3,074
Accrued Expenses and Other Liabilities	641

Total Liabilities	144,699

NET ASSETS	$9,816,746

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $9,816,746 and shares outstanding of 356,280,155	$27.55

NUMBER OF SHARES AUTHORIZED	900,000,000

Investment Securities at Cost	$2,936,651

NET ASSETS CONSIST OF:
Paid-In Capital	$2,601,677
Total Distributable Earnings (Loss)	7,215,069

NET ASSETS	$9,816,746

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

146

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

U.S. Large Company Portfolio#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $38)	$168,407
Income from Securities Lending	149

Total Investment Income	168,556

Fund Expenses
Investment Management Fees	6,547
Accounting & Transfer Agent Fees	1,684
S&P 500® Fees	183
Custodian Fees	137
Filing Fees	115
Shareholders’ Reports	226
Directors’/Trustees’ Fees & Expenses	49
Professional Fees	153
Previously Waived Fees Recovered by Advisor (Note C)	114
Other	232

Total Fund Expenses	9,440

Fees Waived, Expenses Reimbursed by Advisor (Note C)	711

Net Expenses	8,729

Net Investment Income (Loss)	159,827

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	492,366
Affiliated Investment Companies Shares Sold	(19)
Futures	(10,134)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,364,904)
Affiliated Investment Companies Shares	(9)
Futures	36

Net Realized and Unrealized Gain (Loss)	(1,882,664)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,722,837)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

147

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Company Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$159,827	$157,081
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	492,366	726,997
Affiliated Investment Companies Shares Sold	(19)	1
Futures	(10,134)	6,547
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,364,904)	3,024,256
Affiliated Investment Companies Shares	(9)	(6)
Futures	36	758

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,722,837)	3,915,634

Distributions:
Institutional Class Shares	(792,204)	(395,160)
Capital Share Transactions (1):
Shares Issued	1,294,694	1,206,555
Shares Issued in Lieu of Cash Distributions	741,569	367,657
Shares Redeemed	(2,012,336)	(2,349,587)

Net Increase (Decrease) from Capital Share Transactions	23,927	(775,375)

Total Increase (Decrease) in Net Assets	(2,491,114)	2,745,099
Net Assets
Beginning of Year	12,307,860	9,562,761

End of Year	$9,816,746	$12,307,860

(1) Shares Issued and Redeemed:
Shares Issued	43,150	39,616
Shares Issued in Lieu of Cash Distributions	22,923	12,970
Shares Redeemed	(65,948)	(77,430)

Net Increase (Decrease) from Shares Issued and Redeemed	125	(24,844)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.

See accompanying Notes to Financial Statements.

148

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$34.56	$25.10	$23.48	$21.06	$20.05

Income from Investment Operations (A)
Net Investment Income (Loss)	0.44	0.43	0.44	0.44	0.41
Net Gains (Losses) on Securities (Realized and Unrealized)	(5.21)	10.09	1.77	2.50	1.05

Total from Investment Operations	(4.77)	10.52	2.21	2.94	1.46

Less Distributions:
Net Investment Income	(0.40)	(0.43)	(0.47)	(0.39)	(0.39)
Net Realized Gains	(1.84)	(0.63)	(0.12)	(0.13)	(0.06)

Total Distributions	(2.24)	(1.06)	(0.59)	(0.52)	(0.45)

Net Asset Value, End of Year	$27.55	$34.56	$25.10	$23.48	$21.06

Total Return	(14.71%)	42.87%	9.63%	14.29%	7.25%

Net Assets, End of Year (thousands)	$9,816,746	$12,307,860	$9,562,761	$9,786,391	$8,517,069
Ratio of Expenses to Average Net Assets	0.08%	0.08%	0.08%	0.08%	0.08%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor)	0.09%	0.09%	0.09%	0.08%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.46%	1.39%	1.83%	2.02%	1.90%
Portfolio Turnover Rate	2%	4%	3%	3%	5%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

149

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, one of which, the U.S. Large Company Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Securities held by the Portfolio, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Portfolio that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Portfolio values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Futures contracts held by the Portfolio are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

150

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board of Directors, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2022, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

U.S. Large Company Portfolio	0.06%

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. The Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2023, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2022, the Portfolio had an expense limit based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2022, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2022, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Portfolio is less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

151

Previously
		Recovery		Waived Fees/
	Expense	of Previously	Waived Fees/	Expenses Assumed
	Limitation	Waived Fees/	Expenses	Subject to Future
Institutional Class Shares	Amount	Expenses Assumed	Assumed	Recovery
U.S. Large Company Portfolio (1)	0.08%	$114	$711	$2,538

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through investment in other investment companies) (“Portfolio Expenses”) of the U.S. Large Company Portfolio so that the Portfolio Expenses, on an annualized basis, do not exceed the rate listed above as a percentage of the Portfolio’s average net assets (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amounts paid by the Fund to the CCO were $20 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

U.S. Large Company Portfolio	$100

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Portfolio’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
U.S. Large Company Portfolio	$261,637	$906,721

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
U.S. Large Company Portfolio
The DFA Short Term Investment Fund	$5,511	$576,538	$446,721	$(19)	$(9)	$135,300	11,703	$395	—

Total	$5,511	$576,538	$446,721	$(19)	$(9)	$135,300	11,703	$395	—

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F. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, net foreign currency gains/losses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, and foreign capital gains tax reclass, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment
	Income and
	Short-Term	Long-Term	Tax Exempt
	Capital Gains	Capital Gains	Income	Total
U.S. Large Company Portfolio
2021	$159,251	$235,909	—	$395,160
2022	147,910	644,294	—	792,204

As of October 31, 2022, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment
	Income and
	Short-Term	Long-Term
	Capital Gains	Capital Gains	Total
U.S. Large Company Portfolio	$(12,267)	$(25,689)	$(37,956)

As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed				Total Net
	Net Investment				Distributable
	Income and	Undistributed		Unrealized	Earnings
	Short-Term	Long-Term	Capital Loss	Appreciation	(Accumulated
	Capital Gains	Capital Gains	Carryforwards	(Depreciation)	Losses)
U.S. Large Company Portfolio	—	$426,910	—	$6,788,260	$7,215,170

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Portfolio did not have capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2022, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

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As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

				Net
				Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
U.S. Large Company Portfolio	$3,090,489	$6,942,574	$(154,315)	$6,788,259

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Portfolio’s investment objectives and policies, the Portfolio may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio.

1. Futures Contracts: The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded to a broker. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. Entering into stock index futures subjects the Portfolio to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

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The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amount in thousands):

Futures*
U.S. Large Company Portfolio	$31,275

*	Average Notional Value of futures contracts.

The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Asset Derivatives Value
	Total Value
	at	Equity
	October 31, 2022	Contracts *,(1)
U.S. Large Company Portfolio	$387	$387

(1)	Presented on Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolio’s direct investment in derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on
	Derivatives
		Equity
	Total	Contracts (1)
U.S. Large Company Portfolio	$(10,134)	$(10,134)

	Change in Unrealized Appreciation
	(Depreciation) on Derivatives
		Equity
	Total	Contracts (2)
U.S. Large Company Portfolio	$36	$36

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

155

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

For the year ended October 31, 2022, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted	Weighted	Number of	Interest	Maximum Amount	Outstanding
	Average	Average	Days	Expense	Borrowed During	Borrowings
	Interest Rate	Loan Balance	Outstanding*	Incurred	the Period	as of 10/31/2022
U.S. Large Company Portfolio	1.46%	$5,523	31	$7	$18,454	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022, that the Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2022, activity by the Portfolio under the interfund lending program was as follows (amounts in thousands, except percentages and days):

		Weighted	Weighted	Number of	Interest	Maximum Amount	Outstanding
	Borrower or	Average	Average Loan	Days	Expense/	Borrowed/Loaned	Borrowings
	Lender	Interest Rate	Balance	Outstanding*	Income	During the Period	as of 10/31/2022
U.S. Large Company Portfolio	Borrower	3.44%	$20,000	3	$6	$20,000	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022 that the Portfolio utilized the interfund lending program.

I. Securities Lending:

As of October 31, 2022, the Portfolio had securities on loan to brokers/dealers, for which the Portfolio received cash collateral. In addition, the Portfolio received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash
Collateral
Market
Value
U.S. Large Company Portfolio	$70,104

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The Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Portfolio will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and		Between
	Continuous	<30 days	30 & 90 days	>90 days	Total
Securities Lending Transactions
U.S. Large Company Portfolio Common Stocks	$74,909	—	—	—	$74,909

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The

157

amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminates the asset segregation framework previously used by the Portfolio to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Portfolio began complying with the Valuation Rule on August 1, 2022.

L. Other:

As of October 31, 2022, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

		Approximate
		Percentage
	Number of	of Outstanding
	Shareholders	Shares
U.S. Large Company Portfolio-Institutional Class	4	70%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

158

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of U.S. Large Company Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., referred to hereafter as the “Portfolio”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

159

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The U.S. Large Cap Value Series vs.

Russell 1000™ Value Index

October 31, 2012-October 31, 2022

160

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2022

U.S. equities had negative returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, lost approximately -16.52%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2022

Russell 3000® Index	-16.52%
Russell 1000® Index (large-cap stocks)	-16.38%
Russell Midcap® Index (mid-cap stocks)	-17.17%
Russell 2000® Index (small-cap stocks)	-18.54%
Russell Microcap® Index (micro-cap stocks)	-22.29%
Dow Jones U.S. Select REIT Index SM	-19.97%

Total Return for 12 Months Ended October 31, 2022

Russell 1000® Value Index (large-cap value stocks)	-7.00%
Russell 1000® Growth Index (large-cap growth stocks)	-24.60%
Russell 2000® Value Index (small-cap value stocks)	-10.73%
Russell 2000® Growth Index (small-cap growth stocks)	-26.02%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Series

The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2022, the Series held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2022, total returns were -3.45% for the Series and -7.00% for the Russell 1000® Value Index, the Series’ benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Series’ greater emphasis on value stocks as compared to the benchmark contributed positively to the Series’ relative performance. The Series’ emphasis on higher-profitability stocks within the large-cap value segment of the U.S. market also contributed positively to relative performance, as these stocks outperformed. Additionally, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed.

161

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLE

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/22	10/31/22	Ratio (1)	Period (1)
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$994.00	0.11%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

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THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC EQUITY PORTFOLIO

The U.S. Large Cap Value Series
Communication Services	7.6%
Consumer Discretionary	5.2%
Consumer Staples	6.1%
Energy.	16.0%
Financials	19.9%
Health Care.	17.2%
Industrials.	11.6%
Information Technology	7.9%
Materials.	7.8%
Real Estate.	0.4%
Utilities.	0.3%

100.0%

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THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (97.1%)
COMMUNICATION SERVICES — (7.4%)
	AT&T, Inc.	19,723,621	$359,561,611	1.3%
	Comcast Corp., Class A	13,738,104	436,047,421	1.6%
*	T-Mobile U.S., Inc.	1,448,419	219,522,384	0.8%
	Verizon Communications, Inc.	11,228,072	419,593,051	1.6%
#*	Walt Disney Co.	1,947,638	207,501,352	0.8%
	Other Securities		388,431,685	1.4%

TOTAL COMMUNICATION SERVICES			2,030,657,504	7.5%

CONSUMER DISCRETIONARY — (5.1%)
#	DR Horton, Inc.	2,494,501	191,777,237	0.7%
	General Motors Co.	4,563,422	179,114,313	0.7%
	Other Securities		1,028,297,049	3.8%

TOTAL CONSUMER DISCRETIONARY			1,399,188,599	5.2%

CONSUMER STAPLES — (5.9%)
#	General Mills, Inc.	2,002,753	163,384,590	0.6%
	Kroger Co.	3,345,475	158,207,513	0.6%
	Mondelez International, Inc., Class A	3,063,492	188,343,488	0.7%
	Walmart, Inc.	3,424,187	487,364,536	1.8%
	Other Securities		636,769,324	2.3%

TOTAL CONSUMER STAPLES			1,634,069,451	6.0%

ENERGY — (15.5%)
#	Chevron Corp.	4,558,886	824,702,477	3.0%
	ConocoPhillips	5,185,429	653,830,743	2.4%
#	EOG Resources, Inc.	1,168,138	159,474,200	0.6%
#	Exxon Mobil Corp.	10,590,425	1,173,524,994	4.3%
	Marathon Petroleum Corp.	1,358,505	154,353,338	0.6%
	Schlumberger NV	3,057,917	159,103,421	0.6%
	Other Securities		1,163,338,010	4.3%

TOTAL ENERGY.			4,288,327,183	15.8%

FINANCIALS — (19.3%)
	Bank of America Corp.	8,609,381	310,282,127	1.2%
#*	Berkshire Hathaway, Inc., Class B	1,859,637	548,760,282	2.0%
	Capital One Financial Corp.	1,481,150	157,031,523	0.6%
#	Citigroup, Inc.	3,688,797	169,168,230	0.6%
	Goldman Sachs Group, Inc.	976,089	336,272,421	1.2%
	Hartford Financial Services Group, Inc.	2,234,680	161,813,179	0.6%
	JPMorgan Chase & Co.	7,481,873	941,818,173	3.5%
	Morgan Stanley	2,962,680	243,443,416	0.9%
	Travelers Cos., Inc.	1,083,770	199,912,214	0.7%
	Wells Fargo & Co.	5,911,149	271,853,743	1.0%
	Other Securities		1,991,320,994	7.4%

TOTAL FINANCIALS			5,331,676,302	19.7%

HEALTH CARE — (16.7%)
#	Bristol-Myers Squibb Co.	4,546,581	352,223,630	1.3%
	Cigna Corp.	998,289	322,507,244	1.2%
	CVS Health Corp.	2,930,610	277,528,767	1.0%
	Danaher Corp.	936,418	235,668,318	0.9%

164

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Elevance Health, Inc.	771,124	$421,627,470	1.6%
Gilead Sciences, Inc.	2,211,205	173,491,144	0.7%
Humana, Inc.	441,277	246,267,868	0.9%
Laboratory Corp. of America Holdings	683,569	151,656,618	0.6%
Medtronic PLC	2,002,037	174,857,912	0.7%
Pfizer, Inc.	17,020,200	792,290,310	2.9%
Thermo Fisher Scientific, Inc.	756,496	388,816,249	1.4%
Other Securities		1,077,834,540	3.9%

TOTAL HEALTH CARE		4,614,770,070	17.1%

INDUSTRIALS — (11.3%)
Eaton Corp. PLC	987,794	148,238,246	0.6%
Norfolk Southern Corp.	780,147	177,928,126	0.7%
Raytheon Technologies Corp.	1,827,270	173,261,741	0.6%
Republic Services, Inc.	1,829,777	242,665,026	0.9%
Other Securities		2,374,579,574	8.7%

TOTAL INDUSTRIALS		3,116,672,713	11.5%

INFORMATION TECHNOLOGY — (7.7%)
# HP, Inc.	9,328,511	257,653,474	1.0%
Intel Corp.	12,556,858	356,991,473	1.3%
Micron Technology, Inc.	3,751,374	202,949,333	0.8%
Other Securities		1,293,571,158	4.7%

TOTAL INFORMATION TECHNOLOGY		2,111,165,438	7.8%

MATERIALS — (7.5%)
Freeport-McMoRan, Inc.	5,097,835	161,550,391	0.6%
* Linde PLC	775,637	230,635,662	0.9%
# Nucor Corp.	1,985,067	260,798,103	1.0%
# Steel Dynamics, Inc.	1,686,863	158,649,465	0.6%
Other Securities		1,262,064,050	4.6%

TOTAL MATERIALS		2,073,697,671	7.7%

REAL ESTATE — (0.4%)
Other Securities		102,269,222	0.4%

UTILITIES — (0.3%)
Other Securities		76,579,795	0.3%

TOTAL COMMON STOCKS (Cost $16,275,340,734)		26,779,073,948	99.0%

TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	264,660,566	264,660,566	1.0%

SECURITIES LENDING COLLATERAL — (1.9%)
@§ The DFA Short Term Investment Fund	45,100,100	521,402,250	1.9%

TOTAL INVESTMENTS—(100.0%) (Cost $17,061,542,735)		$27,565,136,764	101.9%

165

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2022, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	882	12/16/22	$178,906,459	$171,240,300	$(7,666,159)

Total Futures Contracts			$178,906,459	$171,240,300	$(7,666,159)

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,030,657,504	—	—	$2,030,657,504
Consumer Discretionary	1,399,188,599	—	—	1,399,188,599
Consumer Staples	1,634,069,451	—	—	1,634,069,451
Energy	4,288,327,183	—	—	4,288,327,183
Financials	5,331,676,302	—	—	5,331,676,302
Health Care	4,614,770,070	—	—	4,614,770,070
Industrials	3,116,672,713	—	—	3,116,672,713
Information Technology	2,111,165,438	—	—	2,111,165,438
Materials	2,073,697,671	—	—	2,073,697,671
Real Estate	102,269,222	—	—	102,269,222
Utilities	76,579,795	—	—	76,579,795
Temporary Cash Investments	264,660,566	—	—	264,660,566
Securities Lending Collateral	—	$521,402,250	—	521,402,250
Futures Contracts**	(7,666,159)	—	—	(7,666,159)

TOTAL	$27,036,068,355	$521,402,250	—	$27,557,470,605

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

166

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands)

The U.S. Large Cap Value Series*
ASSETS:
Investment Securities at Value (including $731,508 of securities on loan)	$26,779,074
Temporary Cash Investments at Value & Cost	264,661
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $521,541)	521,402
Segregated Cash for Futures Contracts	8,820
Receivables:
Investment Securities Sold	6,614
Dividends and Interest	29,653
Securities Lending Income	142

Total Assets	27,610,366

LIABILITIES:
Payables:
Upon Return of Securities Loaned	513,007
Investment Securities Purchased	47,015
Due to Advisor	2,154
Futures Margin Variation	1,246
Accrued Expenses and Other Liabilities	963

Total Liabilities	564,385

NET ASSETS	$27,045,981

Investment Securities at Cost	$16,275,341

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

167

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

The U.S. Large Cap Value Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $45)	$645,606
Income from Securities Lending	652

Total Investment Income	646,258

Expenses
Investment Management Fees	28,078
Accounting & Transfer Agent Fees	3
Custodian Fees	342
Shareholders’ Reports	38
Directors’/Trustees’ Fees & Expenses	130
Professional Fees	330
Other	573

Total Expenses	29,494

Net Expenses	29,494

Net Investment Income (Loss)	616,764

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	753,310
Affiliated Investment Companies Shares Sold	(30)
Futures	(16,355)
Foreign Currency Transactions	(2)
In-Kind Redemptions	46,523
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,352,364)
Affiliated Investment Companies Shares	(147)
Futures	(16,326)

Net Realized and Unrealized Gain (Loss)	(1,585,391)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(968,627)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

168

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$616,764	$541,698
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	753,310	1,388,344
Affiliated Investment Companies Shares Sold	(30)	16
Futures	(16,355)	49,910
Foreign Currency Transactions	(2)	—
In-Kind Redemptions	46,523	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,352,364)	8,413,121
Affiliated Investment Companies Shares	(147)	(20)
Futures	(16,326)	12,740

Net Increase (Decrease) in Net Assets Resulting from Operations	(968,627)	10,405,809

Transactions in Interest:
Contributions	972,772	808,201
Withdrawals	(2,778,807)	(3,547,772)

Net Increase (Decrease) from Transactions in Interest	(1,806,035)	(2,739,571)

Total Increase (Decrease) in Net Assets	(2,774,662)	7,666,238
Net Assets
Beginning of Year	29,820,643	22,154,405

End of Year	$27,045,981	$29,820,643

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.

See accompanying Notes to Financial Statements.

169

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Total Return	(3.45%)	48.85%	(11.42%)	7.15%	2.95%
Net Assets, End of Year (thousands)	$27,045,981	$29,820,643	$22,154,405	$29,929,678	$29,242,795
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.20%	1.92%	2.53%	2.50%	2.14%
Portfolio Turnover Rate	10%	10%	4%	10%	13%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

170

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust consists of ten operational portfolios, one of which, The U.S. Large Cap Value Series (the “Series”), is included in this section of the report. The remaining operational portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

171

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2022, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

The U.S. Large Cap Value Series	0.10%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2022, the total related amounts paid by the Trust to the CCO were $28 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

172

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

The U.S. Large Cap Value Series	$156

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The U.S. Large Cap Value Series	$2,680,600	$3,677,661

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
The U.S. Large Cap Value Series
The DFA Short Term
Investment Fund	$155,780	$4,248,436	$3,882,637	$(30)	$(147)	$521,402	45,100	$3,799	—

Total	$155,780	$4,248,436	$3,882,637	$(30)	$(147)	$521,402	45,100	$3,799	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$17,036,981	$11,234,320	$(713,829)	$10,520,491

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

173

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

1. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amount in thousands):

Futures*
The U.S. Large Cap Value Series	$191,772

*	Average Notional Value of futures contracts.

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Liability Derivatives Value
	Total Value at October 31, 2022	Equity Contracts *,(1)
The U.S. Large Cap Value Series	$(7,665)	$(7,665)

(1)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

174

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The U.S. Large Cap Value Series	$(16,355)	$(16,355)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The U.S. Large Cap Value Series	$(16,326)	$(16,326)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

There were no borrowings by the Series under the lines of credit during the year ended October 31, 2022.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

175

The Series did not use the interfund lending program during the year ended October 31, 2022.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2022, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2022, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The U.S. Large Cap Value Series	$275,408	$282,808	$33,436

J. Securities Lending:

As of October 31, 2022, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. In addition, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
The U.S. Large Cap Value Series	$227,152

The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

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Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The U.S. Large Cap Value Series Common Stocks	$513,007	—	—	—	$513,007

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. In-Kind Redemptions:

During the year ended October 31, 2022, the Series realized net gains (losses) on in-kind redemptions as follows (amount in thousands):

The U.S. Large Cap Value Series	$46,523

M. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Series’ financial statements.

177

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Series could enter, eliminates the asset segregation framework previously used by the Series to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Series began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Series began complying with the Valuation Rule on August 1, 2022.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The U.S. Large Cap Value Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

179

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were three Nominating Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2022.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

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Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

181

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since December 2021	Robert E. McDonough Professor of Business Administration and Finance, McDonough School of Business, Georgetown University (since 2003); Director, Georgetown Center for Financial Markets and Policy (since 2010); and Vice Provost of Faculty (2016-2020), Georgetown University.	147 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); Director, REAN Cloud (technology) (2015-2018); Director, FBR & Co. (investment banking) (2011- 2017); and Director, Brightwood Capital Advisors, L.P. (private equity) (2013- 2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM- Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	147 portfolios in 5 investment companies	None

182

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	147 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	147 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since December 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management; Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	147 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	147 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (2 investment companies within the fund complex) (13 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since December 2021	Professor of Finance, Yale School of Management (since 2004).	147 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (since 2017); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017-July 2017).

183

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years

Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021).	147 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

184

Interested Directors/Trustees

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since December 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and Dimensional ETF Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Head of Global Financial Advisor Services for Dimensional Fund Advisors LP (since 2007) and Dimensional Investment LLC (since 2017); Formerly, Vice President (2007 – 2017) of all the DFA Entities; Formerly, Head of Global Advisor Services for Dimensional Investment LLC (2011-2017).	147 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director since December 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of Dimensional Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director, Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of the DFA Entities; Formerly, Vice President (2007 – 2017) of the DFA Entities; Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of Dimensional Fund Advisors Canada ULC. Formerly, Director of Dimensional Fund Advisors Pte. Ltd. (2017-2018) and Dimensional Fund Advisors Ltd. (2018-2021).	147 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

185

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019	Vice President and Assistant Secretary of • DFAIDG, DIG, DFAITC and DEM (since 2019) • Dimensional ETF Trust (since 2020) Vice President (since January 2018) of • Dimensional Holdings Inc.

186

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional Fund Advisors LP • Dimensional Investment LLC • DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Chairman (since 2018) of

•  Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President of

•  Dimensional Advisors Ltd. (since 2016)

•  Dimensional Hong Kong Limited (since 2016)

•  Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016-2021) of

•  Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019-2020) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Vice President (since 2020) of

•  DFA Australia Limited

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Ireland Limited

•  Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020-June 2021) of

187

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  the DFA Fund Complex

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

Vice President (since March 2021) of

•  Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

•  Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 - 2020), and Treasurer (2003 – 2017) of

•  Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) of

•  all the DFA Entities

Vice President (since 2020) of

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017-2019) of

•  all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

•  Dimensional Ireland Limited (since 2020)

Assistant Treasurer of

188

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• DFAIDG, DIG, DFAITC and DEM (since 2017) • Dimensional ETF Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  Dimensional ETF Trust (since 2020)

General Counsel of

•  all the DFA Entities (since 2001)

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc (since 2006)

•  Dimensional Investment LLC (since 2009)

•  DFA Canada LLC (since 2009)

•  Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Secretary of

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

•  DFA Securities LLC (since 2006)

•  Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  DFA Canada LLC (since 2009)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2014)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

•  Dimensional Hong Kong Limited

Director of

•  Dimensional Australia Limited (since 2007)

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

189

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional Smart Nest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

•  Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•  the DFA Fund Complex

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of:

•  DFA Fund Complex

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President (2013-2020) of:

•  DFA Fund Complex

Formerly, Director (2019-2021) of:

•  Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•  Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Vice President of

•  DFA Securities LLC (since 2010)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

•  DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020	Chief Compliance Officer (since 2020) • the DFA Fund Complex • Vice President (since 2016) of • DFA Securities LLC • Dimensional Fund Advisors LP • Dimensional Holdings Inc.

190

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Investment LLC

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

Vice President

•  Dimensional Holdings Inc. (since 2016)

•  Dimensional Fund Advisors LP (since 2016)

•  Dimensional Investment LLC (since 2016)

•  DFA Securities LLC (since 2016)

•  Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

191

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at https://www.dimensional.com/us-en/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

192

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2022. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2022 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2022 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2022.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Enhanced U.S. Large Company Portfolio	2%	41%	57%	—	—	100%	—	—	—	—	—	—	100%
U.S. Large Cap Equity Portfolio	28%	—	72%	—	—	100%	100%	100%	—	—	—	—	—
U.S. Large Cap Value Portfolio	40%	—	60%	—	—	100%	100%	100%	—	—	—	—	—
U.S. Targeted Value Portfolio	17%	9%	74%	—	—	100%	100%	100%	—	—	—	1%	100%
U.S. Small Cap Value Portfolio	15%	7%	78%	—	—	100%	100%	100%	—	—	—	1%	100%
U.S. Core Equity 1 Portfolio	32%	—	68%	—	—	100%	100%	100%	—	—	—	1%	—
U.S. Core Equity 2 Portfolio	25%	1%	74%	—	—	100%	100%	100%	—	—	—	1%	100%
U.S. Vector Equity Portfolio	17%	3%	80%	—	—	100%	100%	100%	—	—	—	1%	100%
U.S. Small Cap Portfolio	15%	—	85%	—	—	100%	100%	100%	—	—	—	1%	—
U.S. Micro Cap Portfolio	9%	—	91%	—	—	100%	100%	100%	—	—	—	1%	—
U.S. High Relative Profitability Portfolio	40%	4%	56%	—	—	100%	100%	100%	—	—	—	1%	100%
DFA Real Estate Securities Portfolio	61%	7%	32%	—	—	100%	—	—	—	—	—	1%	100%
DFA Commodity Strategy Portfolio.	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
Dimensional Investment Group Inc.
U.S. Large Company Portfolio	18%	—	82%	—	—	100%	100%	100%	—	—	—	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

See accompanying Notes to Financial Statements.

193

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

See accompanying Notes to Financial Statements.

194

DFA103122-001AD 00281081

Annual Report

Year Ended: October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC. / THE DFA INVESTMENT TRUST COMPANY / DIMENSIONAL EMERGING MARKETS VALUE FUND

DFA Investment Dimensions Group Inc.

Large Cap International Portfolio

International Core Equity Portfolio

Global Small Company Portfolio

International Small Company Portfolio

Japanese Small Company Portfolio

Asia Pacific Small Company Portfolio

United Kingdom Small Company Portfolio

Continental Small Company Portfolio

DFA International Real Estate Securities Portfolio

DFA Global Real Estate Securities Portfolio

DFA International Small Cap Value Portfolio

International Vector Equity Portfolio

International High Relative Profitability Portfolio

World ex U.S. Value Portfolio

World ex U.S. Core Equity Portfolio

World ex U.S. Targeted Value Portfolio

World Core Equity Portfolio

Selectively Hedged Global Equity Portfolio

Emerging Markets Portfolio

Emerging Markets Small Cap Portfolio

Emerging Markets Value Portfolio

Emerging Markets Core Equity Portfolio

Emerging Markets Targeted Value Portfolio

Emerging Markets ex China Core Equity Portfolio

Dimensional Investment Group Inc.

DFA International Value Portfolio

The DFA Investment Trust Company

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

Dimensional Emerging Markets Value Fund

December 2022

Dear Shareholder,

For more than four decades, Dimensional has been innovating on behalf of investors, using financial science to pursue higher expected returns across a range of market conditions.

We start with what clients are seeking and determine how best to deliver strategies to meet those needs through a systematic approach designed to add value over indexing. Every day, we manage our strategies through a flexible process that allows us to consistently focus on reducing costs and controlling risks. We believe in sensible ideas that we can implement well. And we’re committed to continuing to enhance the investment solutions and services we provide to empower financial professionals.

On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

TABLE OF CONTENTS

CONTINUED

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

ii

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DIMENSIONAL EMERGING MARKETS VALUE FUND

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
SA	Special Assessment
REIT	Real Estate Investment Trust
GDR	Global Depositary Receipt
AUD	Australian Dollars
CAD	Canadian Dollars
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pounds
HKD	Hong Kong Dollar
ILS	Israeli New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollars
SEK	Swedish Krona
SGD	Singapore Dollars

Investment Footnotes
»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
††	Security valued using significant unobservable inputs (Level 3).
*	Non-Income Producing Securities.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

**	The Net Investment Income (Loss) per share and the ratio of Net Investment Income to Average Net Assets includes the current year effect of an estimation related to a one time distribution from a real estate investment trust. Net Investment Income (Loss) per share, Net Gain (Loss) per share and the ratio of Net Investment Income to Average Net Assets for the DFA Global Real Estate Securities Portfolio would have been $0.39, $2.11 and 3.39%, respectively had the current year effect of this estimation not been considered.
(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s) and/or Underlying Fund(s).
(C)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund(s).
(D)	Non-Annualized
(E)	Annualized
(F)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero, rounded to zero, or less than $500.
SEC	Securities and Exchange Commission

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Large Cap International Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2012-October 31, 2022

International Core Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Small Company Portfolio vs.

MSCI All Country World Small Cap Index (net dividends)

January 18, 2017-October 31, 2022

International Small Company Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Japanese Small Company Portfolio vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

Asia Pacific Small Company Portfolio vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

United Kingdom Small Company Portfolio vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

Continental Small Company Portfolio vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Real Estate Securities Portfolio vs.

S&P Global ex U.S. REIT Index (net dividends)

October 31, 2012-October 31, 2022

DFA Global Real Estate Securities Portfolio vs.

S&P Global REIT Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Small Cap Value Portfolio vs.

MSCI World ex USA Small Cap Index (net dividends),

MSCI World ex USA Small Value Index (net dividends)

October 31, 2012-October 31, 2022

International Vector Equity Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

International High Relative Profitability Portfolio vs.

MSCI World ex USA Index (net dividends)

May 16, 2017-October 31, 2022

World Ex U.S. Value Portfolio vs.

MSCI All Country World ex USA Index (net dividends),

MSCI All Country World ex USA Value Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

World Ex U.S. Core Equity Portfolio vs.

MSCI All Country World ex USA Index (net dividends)

April 9, 2013-October 31, 2022

World ex U.S. Targeted Value Portfolio vs.

MSCI All Country World ex USA Small Cap Index (net dividends),

MSCI All Country World ex USA SMID Value Index (net dividends)

November 1, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

World Core Equity Portfolio vs.

MSCI All Country World Index (net dividends)

October 31, 2012-October 31, 2022

Selectively Hedged Global Equity Portfolio vs.

MSCI All Country World Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2012-October 31, 2022

Emerging Markets Small Cap Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Value Portfolio — Institutional Class vs.

MSCI Emerging Markets Index (net dividends),

MSCI Emerging Markets Value Index (net dividends)

October 31, 2012-October 31, 2022

Emerging Markets Value Portfolio — Class R2 vs.

MSCI Emerging Markets Index (net dividends),

MSCI Emerging Markets Value Index (net dividends)

October 31, 2012-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets Core Equity Portfolio vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2012-October 31, 2022

Emerging Markets Targeted Value Portfolio vs.

MSCI Emerging Markets Index (net dividends)

November 14, 2018-October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Emerging Markets ex China Core Equity Portfolio vs.

MSCI Emerging Markets ex China Index (net dividends)

November 15, 2021-October 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

Large Cap International Portfolio

The Large Cap International Portfolio invests in developed ex U.S. large company stocks. The investment strategy is process driven, emphasizing broad diversification. with increased exposure to stocks with smaller total market capitalizations, lower relative price (value) stocks, and higher profitability stocks within the large-cap segment of developed ex U.S. markets. As of October 31, 2022, the Portfolio held approximately 1,360 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -21.12% for the Portfolio and -22.04% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s emphasis on lower relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed higher relative price (growth) stocks in developed ex U.S. markets.

International Core Equity Portfolio

The International Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 5,280 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -22.29% for the Portfolio and -22.04% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks contributed positively to performance relative to the benchmark. Conversely, the Portfolio’s inclusion of and emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks, as small caps underperformed large caps.

Global Small Company Portfolio

The Global Small Company Portfolio is designed to capture the returns of global small company stocks by purchasing shares of seven funds (which shall be collectively referred to below as the “Underlying Funds”) managed by Dimensional that individually invest in Canada, the United States, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, the Asia Pacific region (ex-Japan), and emerging markets. The Underlying Funds generally exclude stocks with the lowest profitability and highest relative price. The Underlying Funds also generally exclude certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Underlying Funds collectively held approximately 11,490 securities in 44 eligible developed and emerging markets.

For the 12 months ended October 31, 2022, total returns were -16.32% for the Portfolio and -22.02% for the MSCI All Country World Small Cap Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as those stocks underperformed. The Underlying Funds’ exclusion of stocks with high asset growth also contributed positively to relative performance, as those stocks underperformed.

International Small Company Portfolio

The International Small Company Portfolio invests in developed ex U.S. small company stocks by purchasing shares of five Master Funds managed by Dimensional that invest individually in Canada, the United Kingdom, Europe (including Israel and excluding the U.K.), Japan, and the Asia Pacific region (ex-Japan). The Portfolio generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Master Funds collectively held approximately 4,410 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -26.55% for the Portfolio and -29.13% for the MSCI World ex USA Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Funds’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as these stocks underperformed. The Master Funds’ exclusion of stocks with high asset growth also contributed positively to relative performance, as those stocks underperformed.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio invests in Japanese small company stocks by purchasing shares of the Japanese Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Master Fund held approximately 1,750 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2022, total returns were -23.79% for the Portfolio and -24.90% for the MSCI Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, as these stocks outperformed. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price also contributed positively to performance relative to the benchmark, as did the Master Fund’s exclusion of stocks with high asset growth, as those stocks underperformed.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore by purchasing shares of the Asia Pacific Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Master Fund held approximately 840 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2022, total returns were -26.90% for the Portfolio and -24.10% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s emphasis on stocks with smaller market capitalizations, particularly in Australia, detracted from performance relative to the benchmark, as larger stocks held by the benchmark outperformed.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio invests in small company stocks in the U.K. by purchasing shares of The United Kingdom Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Master Fund held approximately 310 securities. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2022, total returns were -33.62% for the Portfolio and -37.62% for the MSCI United Kingdom Small Cap Index (net dividends), the Portfolio’s benchmark. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as did the Master Fund’s exclusion of stocks with high asset growth, as those securities underperformed.

Continental Small Company Portfolio

The Continental Small Company Portfolio invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel by purchasing shares of the Continental Small Company Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Master Fund held approximately 1,170 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -29.26% for the Portfolio and -34.51% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Portfolio’s benchmark. Differences in size definitions between the Master Fund and the benchmark led to weight differences between countries, which contributed positively to performance relative to the benchmark. The Master Fund’s exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as did the Master Fund’s exclusion of stocks with high asset growth, as those securities underperformed for the year.

Global Real Estate Market Review	12 Months Ended October 31, 2022

Publicly traded global real estate investment trusts (REITs) had negative returns for the period. Global REITs underperformed U.S. equities, performed in line with developed non-U.S. equities, and outperformed emerging markets equities. The U.S. REIT market, the world’s largest, had negative performance for the period and outperformed non-U.S. REITs. Among non-U.S. REIT markets, Turkey, Mexico, and Italy were among the strongest performers, while Korea, Belgium, and the UK lagged. At the REIT industry level, specialized REITs and hotel and resort REITs generally outperformed, while office and industrial REITs generally underperformed.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
Dow Jones U.S. Select REIT IndexSM	-19.97%
S&P Global ex U.S. REIT Index	-27.78%
S&P Global REIT Index	-22.02%

Source: Returns are of Standard and Poor’s (S&P) indices net of foreign withholding taxes on dividends. Copyright S&P, 2022. All rights reserved. Dow Jones and S&P have different REIT eligibility criteria which can result in performance differences across different indices representing the same region.

For Portfolios investing in non-U.S. REITs and REIT-like securities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally contributed positively to the Portfolios’ relative performance.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio invests in a broadly diversified portfolio of real estate securities in developed ex U.S. and emerging markets. As of October 31, 2022, the Portfolio held approximately 300 securities in 21 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -27.50% for the Portfolio and -27.78% for the S&P Global ex US REIT Index (net dividends), the Portfolio’s benchmark. Withholding tax rate differences between the Portfolio and the benchmark contributed positively to performance relative to the benchmark as the Portfolio’s actual tax rate was lower than the assumed tax rates of the benchmark.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio invests in a broadly diversified group of real estate securities in domestic and international markets, including emerging markets. During the period covered by this report, the Portfolio’s investments included the DFA International Real Estate Securities Portfolio, the DFA Real Estate Securities Portfolio, and individual securities. As of October 31, 2022, the Portfolio held, either directly or through the underlying portfolios, approximately 450 securities in 22 eligible developed and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -22.34% for the Portfolio and -22.02% for the S&P Global REIT Index (net dividends), the Portfolio’s benchmark. Differences in REIT eligibility between the Portfolio and the benchmark detracted from the Portfolio’s performance relative to the benchmark, most notably among tower REITs. The Portfolio includes tower REITs, which are excluded by the benchmark, and these securities generally underperformed.

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio invests in small-cap value stocks in developed ex U.S. markets, with an emphasis on those with higher profitability. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 2,010 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -20.53% for the Portfolio, -23.26% for the MSCI World ex USA Small Value Index (net dividends), and -29.13% for the MSCI World ex USA Small Cap Index (net dividends). As of February 28, 2022, the Portfolio changed its benchmark from the MSCI World ex USA Small Cap Index (net dividends) to the MSCI World ex USA Small Value Index (net dividends) because this index better reflects the universe of securities in which the Portfolio invests. With low relative price (value) stocks outperforming high relative price (growth) stocks, the

Portfolio’s focus on value stocks contributed positively to performance relative to the benchmarks. Additionally, the Portfolio’s emphasis on stocks with higher profitability contributed positively to performance relative to the benchmark, as these stocks outperformed. The Portfolio’s exclusion of real estate investment trusts (REITs) also contributed positively to relative performance, as REITs generally underperformed.

International Vector Equity Portfolio

The International Vector Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The Portfolio’s increased exposure to small capitalization and value stocks may be achieved by decreasing the allocation to or excluding the largest high relative price (growth) stocks in developed ex U.S. markets. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 4,970 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -22.16% for the Portfolio and -22.04% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks contributed positively to performance relative to the benchmark. Conversely, the Portfolio’s inclusion of and emphasis on stocks with smaller market capitalizations detracted from performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks, as small cap stocks underperformed large cap stocks.

International High Relative Profitability Portfolio

The International High Relative Profitability Portfolio invests in developed ex U.S. large-cap stocks with higher profitability. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher profitability within the large cap high relative profitability segment of developed ex U.S. markets. As of October 31, 2022, the Portfolio held approximately 520 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -23.22% for the Portfolio and -22.04% for the MSCI World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s emphasis on mid-cap stocks with high profitability detracted from performance relative to the benchmark, as mid-cap stocks generally underperformed large-cap stocks within high profitability stocks for the period.

World ex U.S. Value Portfolio

The World ex U.S. Value Portfolio is designed to capture the returns of value stocks across all market capitalizations in developed ex U.S. and emerging markets. The Portfolio may pursue its objective by holding direct securities; by purchasing shares of funds managed by Dimensional: the DFA International Value Series, the DFA International Small Cap Value Portfolio, and the Dimensional Emerging Markets Value Fund (the “Underlying Funds”); or by a combination of securities and Underlying Funds. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio, directly and through the Underlying Funds, held approximately 5,840 securities in 43 eligible developed ex U.S. and emerging markets.

For the 12 months ended October 31, 2022, total returns were -16.23% for the Portfolio, -18.13% for the MSCI All Country World ex USA Value Index (net dividends), and -24.73% for the MSCI All Country World ex USA Index (net dividends). As of February 28, 2022, the Portfolio changed its benchmark from the MSCI All Country World ex USA Index (net dividends) to the MSCI All Country World ex USA Value Index (net dividends) because this index better reflects the universe of securities in which the Portfolio invests. The Underlying Funds’ focus on low relative price (value) stocks contributed positively to performance relative to the benchmarks, as value stocks outperformed high relative price (growth) stocks globally.

World ex U.S. Targeted Value Portfolio

The World ex U.S. Targeted Value Portfolio invests in small- and mid-cap value stocks in developed ex U.S. and emerging markets, with an emphasis on those with higher profitability. Additionally, the Portfolio generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 5,200 securities in 42 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -21.77% for the Portfolio, -22.25% for the MSCI All Country World ex USA SMID Value Index (net dividends), and -27.75% for the MSCI All Country World ex USA Small Cap Index (net dividends). As of February 28, 2022, the Portfolio changed its benchmark from the MSCI All Country World ex USA Small Cap Index (net dividends) to the MSCI All Country World ex USA SMID Value Index (net dividends) because this index better reflects the universe of securities in which the Portfolio invests. With low relative price (value) stocks outperforming high relative price (growth) stocks in developed ex U.S. and emerging markets, the Portfolio’s focus on value stocks contributed positively to performance relative to the benchmarks.

World ex U.S. Core Equity Portfolio

The World ex U.S. Core Equity Portfolio invests in a broadly diversified group of stocks in developed ex U.S. and emerging markets with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 10,930 securities in 45 eligible developed ex U.S. and emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -22.55% for the Portfolio and -24.73% for the MSCI All Country World ex USA Index (net dividends), the Portfolio’s benchmark. The Portfolio’s greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in developed ex U.S. and emerging markets.

World Core Equity Portfolio

The World Core Equity Portfolio seeks long-term capital appreciation generally by investing in a combination of mutual funds managed by Dimensional. During the period covered by this report, the Portfolio’s investments included the U.S. Core Equity 1 Portfolio, International Core Equity Portfolio, and

Emerging Markets Core Equity Portfolio (collectively, the “Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Underlying Funds collectively held more than 14,760 equity securities in 46 eligible developed and emerging markets.

For the 12 months ended October 31, 2022, total returns were -16.62% for the Portfolio and -19.96% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks contributed positively to performance relative to the benchmark.

Selectively Hedged Global Equity Portfolio

The Selectively Hedged Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of other mutual funds managed by Dimensional. During the period covered by this report, the Portfolio invests in the U.S. Core Equity 2 Portfolio, International Core Equity Portfolio, and Emerging Markets Core Equity Portfolio (the “Underlying Funds”). The Portfolio hedges foreign currency exposure on a selective basis to capture positive forward currency premiums. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Underlying Funds collectively held approximately 14,750 securities in 46 eligible developed and emerging markets.

For the 12 months ended October 31, 2022, total returns were -13.65% for the Portfolio and -19.96% for the MSCI All Country World Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks globally, the Underlying Funds’ greater emphasis on value stocks contributed positively to performance relative to the benchmark. The Portfolio’s strategy of selectively hedging foreign currency exposure also contributed positively to performance relative to the benchmark (which does not hedge currency exposure), as the U.S. dollar generally strengthened against the currencies to which the Portfolio had hedged its exposure.

Emerging Markets Portfolio

The Emerging Markets Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap segment of emerging markets. As of October 31, 2022, the Master Fund held approximately 1,880 securities in 23 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2022, total returns were -25.94% for the Portfolio and -31.03% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets. The Master Fund’s emphasis on stocks with higher profitability also contributed positively to performance relative to the benchmark, as these stocks generally outperformed. At the country level, the Master Fund’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio invests in small company stocks in emerging markets by purchasing shares of The Emerging Markets Small Cap Series, a Master Fund managed by Dimensional that invests in such securities. The Master Fund generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Master Fund generally excludes certain companies that with high asset growth. The Master Fund’s investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Master Fund held approximately 5,150 securities in 20 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2022, total returns were -22.57% for the Portfolio and -31.03% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets, the Master Fund’s inclusion of stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. At the country level, the Master Fund’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

Emerging Markets Value Portfolio

The Emerging Markets Value Portfolio invests in value stocks of large and small companies in emerging markets by purchasing shares of the Dimensional Emerging Markets Value Fund, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the value segment of emerging markets. As of October 31, 2022, the Master Fund held approximately 3,360 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2022, total returns were -19.74% for the Portfolio’s Class R2 shares, -19.51% for the Portfolio’s Institutional Class shares, -25.21% for the MSCI Emerging Markets Value Index (net dividends) and -31.03% for the MSCI Emerging Markets Index (net dividends). As of February 28, 2022, the Portfolio changed its benchmark from the MSCI Emerging Markets Index (net dividends) to the MSCI Emerging Markets Value Index (net dividends) because this index better reflects the universe of securities in which the Master Fund invests. The Master Fund’s focus on low relative price (value) stocks contributed positively to performance relative to the benchmarks, as value stocks outperformed high relative price (growth) stocks in emerging markets. At the country level, the Master Fund’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 6,830 securities in 23 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -25.06% for the Portfolio and -31.03% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Portfolio’s greater emphasis on value stocks contributed positively to performance relative to the benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets, the Portfolio’s inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. At the country level, the Portfolio’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

Emerging Markets Targeted Value Portfolio

The Emerging Markets Targeted Value Portfolio invests in value stocks of small- and mid-cap companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to smaller total market capitalizations, lower relative price (value) stocks, and higher-profitability stocks within the small- and mid-cap value segment of emerging markets. Additionally, the Portfolio generally excludes certain companies with high asset growth. As of October 31, 2022, the Portfolio held approximately 2,990 securities in 20 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

For the 12 months ended October 31, 2022, total returns were -21.40% for the Portfolio and -31.03% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Portfolio’s focus on low relative price (value) stocks contributed positively to performance relative to the style-neutral benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets. With small-cap stocks outperforming large-cap stocks in emerging markets, the Portfolio’s inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. At the country level, the Portfolio’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

Emerging Markets ex China Core Equity Portfolio

The Emerging Markets ex China Core Equity Portfolio invests in a broadly diversified group of stocks in emerging markets, excluding China, with increased exposure to stocks with smaller market capitalization, lower relative price (value), and higher profitability. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Portfolio held approximately 3,870 securities in 22 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

From its inception on November 15, 2021, through October 31, 2022, total returns were -20.16% for the Portfolio and -23.63% for the MSCI Emerging Markets ex China Index (net dividends), the Portfolio’s benchmark. The Portfolio’s emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets. With small-cap stocks outperforming large-cap stocks in emerging markets, the Portfolio’s inclusion of and emphasis on small-caps also contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. At the country level, the Portfolio’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

	Six Months Ended October 31, 2022
EXPENSE TABLES
	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Large Cap International Portfolio
Actual Fund Return	$1,000.00	$883.40	0.17%	$0.81
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87
International Core Equity Portfolio
Actual Fund Return	$1,000.00	$873.20	0.24%	$1.13
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Global Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$944.20	0.44%	$2.16
Hypothetical 5% Annual Return	$1,000.00	$1,022.99	0.44%	$2.24
International Small Company Portfolio (2)
Actual Fund Return	$1,000.00	$854.20	0.41%	$1.92
Hypothetical 5% Annual Return	$1,000.00	$1,023.14	0.41%	$2.09
Japanese Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$925.20	0.42%	$2.04
Hypothetical 5% Annual Return	$1,000.00	$1,023.09	0.42%	$2.14
Asia Pacific Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$803.60	0.42%	$1.91
Hypothetical 5% Annual Return	$1,000.00	$1,023.09	0.42%	$2.14
United Kingdom Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$811.20	0.56%	$2.56
Hypothetical 5% Annual Return	$1,000.00	$1,022.38	0.56%	$2.85
Continental Small Company Portfolio (3)
Actual Fund Return	$1,000.00	$836.20	0.42%	$1.94
Hypothetical 5% Annual Return	$1,000.00	$1,023.09	0.42%	$2.14
DFA International Real Estate Securities Portfolio
Actual Fund Return	$1,000.00	$786.00	0.27%	$1.22
Hypothetical 5% Annual Return	$1,000.00	$1,023.84	0.27%	$1.38
DFA Global Real Estate Securities Portfolio (4)
Actual Fund Return	$1,000.00	$805.60	0.24%	$1.09
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22
DFA International Small Cap Value Portfolio
Actual Fund Return	$1,000.00	$862.50	0.46%	$2.16
Hypothetical 5% Annual Return	$1,000.00	$1,022.89	0.46%	$2.35
International Vector Equity Portfolio
Actual Fund Return	$1,000.00	$871.50	0.36%	$1.70
Hypothetical 5% Annual Return	$1,000.00	$1,023.39	0.36%	$1.84
International High Relative Profitability Portfolio
Actual Fund Return	$1,000.00	$875.00	0.30%	$1.42
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
World ex U.S. Value Portfolio (2)
Actual Fund Return	$1,000.00	$877.40	0.40%	$1.89
Hypothetical 5% Annual Return	$1,000.00	$1,023.19	0.40%	$2.04
World ex U.S. Core Equity Portfolio
Actual Fund Return	$1,000.00	$857.90	0.30%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.69	0.30%	$1.53
World ex U.S. Targeted Value Portfolio
Actual Fund Return	$1,000.00	$854.90	0.52%	$2.43
Hypothetical 5% Annual Return	$1,000.00	$1,022.58	0.52%	$2.65
World Core Equity Portfolio (2)
Actual Fund Return	$1,000.00	$920.90	0.27%	$1.31
Hypothetical 5% Annual Return	$1,000.00	$1,023.84	0.27%	$1.38
Selectively Hedged Global Equity Portfolio (2)
Actual Fund Return	$1,000.00	$934.40	0.31%	$1.51
Hypothetical 5% Annual Return	$1,000.00	$1,023.64	0.31%	$1.58
Emerging Markets Portfolio (3)
Actual Fund Return	$1,000.00	$817.60	0.36%	$1.65
Hypothetical 5% Annual Return	$1,000.00	$1,023.39	0.36%	$1.84
Emerging Markets Small Cap Portfolio (3)
Actual Fund Return	$1,000.00	$844.50	0.59%	$2.74
Hypothetical 5% Annual Return	$1,000.00	$1,022.23	0.59%	$3.01
Emerging Markets Value Portfolio (3)
Actual Fund Return
Class R2 Shares	$1,000.00	$835.30	0.69%	$3.19
Institutional Class Shares	$1,000.00	$836.50	0.45%	$2.08
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.73	0.69%	$3.52
Institutional Class Shares	$1,000.00	$1,022.94	0.45%	$2.29
Emerging Markets Core Equity Portfolio
Actual Fund Return	$1,000.00	$822.20	0.40%	$1.84
Hypothetical 5% Annual Return	$1,000.00	$1,023.19	0.40%	$2.04
Emerging Markets Targeted Value Portfolio
Actual Fund Return	$1,000.00	$836.90	0.66%	$3.06
Hypothetical 5% Annual Return	$1,000.00	$1,021.88	0.66%	$3.36

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Emerging Markets ex China Core Equity Portfolio
Actual Fund Return	$1,000.00	$853.00	0.43%	$2.01
Hypothetical 5% Annual Return	$1,000.00	$1,023.04	0.43%	$2.19

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

(3)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

(4)

The Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the fund and the fund’s portion of the expenses of its Master and/or Underlying Funds (Affiliated Investment Companies).

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere in the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
Emerging Markets Value Portfolio	100.0%

FUNDS OF FUNDS

Affiliated Investment Companies
Global Small Company Portfolio	100.0%
International Small Company Portfolio	100.0%
World ex U.S. Value Portfolio	100.0%
World Core Equity Portfolio	100.0%
Selectively Hedged Global Equity Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

INTERNATIONAL EQUITY PORTFOLIOS

Large Cap International Portfolio
Communication Services	5.4%
Consumer Discretionary	11.0%
Consumer Staples	9.4%
Energy	7.9%
Financials	17.9%
Health Care	10.4%
Industrials	15.8%
Information Technology	6.9%
Materials	10.4%
Real Estate	1.5%
Utilities	3.4%

100.0%

DFA Global Real Estate Securities Portfolio
Affiliated Investment Companies	38.8%
Real Estate	61.2%

100.0%

International High Relative Profitability Portfolio
Communication Services	7.8%
Consumer Discretionary	13.7%
Consumer Staples	10.7%
Energy	8.0%
Financials	4.9%
Health Care	13.4%
Industrials	17.8%
Information Technology	9.9%
Materials	11.4%
Real Estate	0.4%
Utilities	2.0%

100.0%

Emerging Markets Core Equity Portfolio
Communication Services	6.6%
Consumer Discretionary	10.5%
Consumer Staples	6.6%
Energy	5.7%
Financials	17.5%
Health Care	4.7%
Industrials	9.6%
Information Technology	19.1%
Materials	13.1%
Real Estate	3.0%
Utilities	3.6%

100.0%

International Core Equity Portfolio
Communication Services	5.3%
Consumer Discretionary	12.0%
Consumer Staples	7.7%
Energy	8.6%
Financials	16.4%
Health Care	7.3%
Industrials	18.3%
Information Technology	6.7%
Materials	12.4%
Real Estate	2.1%
Utilities	3.2%

100.0%

DFA International Small Cap Value Portfolio
Communication Services	2.6%
Consumer Discretionary	11.2%
Consumer Staples	4.9%
Energy	11.2%
Financials	21.2%
Health Care	2.4%
Industrials	20.6%
Information Technology	4.1%
Materials	17.0%
Real Estate	3.6%
Utilities	1.2%

100.0%

World ex U.S. Core Equity Portfolio
Communication Services	5.4%
Consumer Discretionary	11.5%
Consumer Staples	7.2%
Energy	7.6%
Financials	16.7%
Health Care	6.8%
Industrials	15.6%
Information Technology	10.4%
Materials	12.8%
Real Estate	2.6%
Utilities	3.4%

100.0%

Emerging Markets Targeted Value Portfolio
Communication Services	3.5%
Consumer Discretionary	11.4%
Consumer Staples	5.3%
Energy	3.6%
Financials	16.9%
Health Care	6.3%
Industrials	15.1%
Information Technology	12.9%
Materials	16.0%
Real Estate	6.3%
Utilities	2.7%

100.0%

DFA International Real Estate Securities Portfolio
Real Estate	100.0%

100.0%

International Vector Equity Portfolio
Communication Services	4.8%
Consumer Discretionary	11.3%
Consumer Staples	6.9%
Energy	8.5%
Financials	19.8%
Health Care	5.4%
Industrials	18.9%
Information Technology	6.2%
Materials	13.6%
Real Estate	2.3%
Utilities	2.3%

100.0%

World ex U.S. Targeted Value Portfolio
Communication Services	3.7%
Consumer Discretionary	11.1%
Consumer Staples	5.4%
Energy	7.1%
Financials	17.6%
Health Care	4.3%
Industrials	20.1%
Information Technology	6.8%
Materials	17.7%
Real Estate	4.4%
Utilities	1.8%

100.0%

Emerging Markets ex China Core Equity Portfolio
Communication Services	5.1%
Consumer Discretionary	8.4%
Consumer Staples	6.6%
Energy	6.0%
Financials	18.6%
Health Care	4.2%
Industrials	9.6%
Information Technology	22.2%
Materials	14.3%
Real Estate	2.1%
Utilities	2.9%

100.0%

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.7%)
AUSTRALIA — (6.9%)
BHP Group Ltd.	697,375	$16,751,089	0.4%
# BHP Group Ltd., Sponsored ADR	298,208	14,260,307	0.3%
Commonwealth Bank of Australia	355,286	23,820,770	0.5%
CSL Ltd.	128,582	23,018,159	0.5%
National Australia Bank Ltd.	811,247	16,851,257	0.4%
Other Securities		247,757,155	5.0%

TOTAL AUSTRALIA		342,458,737	7.1%

AUSTRIA — (0.2%)
Other Securities		7,945,485	0.2%

BELGIUM — (0.9%)
Other Securities		44,594,579	0.9%

CANADA — (11.5%)
Bank of Montreal	161,778	14,896,518	0.3%
Canadian Natural Resources Ltd.	352,595	21,134,544	0.4%
Nutrien Ltd.	182,823	15,448,511	0.3%
# Royal Bank of Canada	247,435	22,893,663	0.5%
Royal Bank of Canada	206,240	19,071,013	0.4%
Suncor Energy, Inc.	535,689	18,422,345	0.4%
Toronto-Dominion Bank	286,785	18,351,372	0.4%
Other Securities		441,108,151	9.2%

TOTAL CANADA		571,326,117	11.9%

CHINA — (0.0%)
Other Securities		2,214,534	0.0%

DENMARK — (2.3%)
Novo Nordisk AS, Class B	461,515	50,181,103	1.0%
Novo Nordisk AS, Sponsored ADR	45,587	4,961,689	0.1%
Other Securities		58,458,479	1.3%

TOTAL DENMARK		113,601,271	2.4%

FINLAND — (1.2%)
Other Securities		59,105,619	1.2%

FRANCE — (9.1%)
Air Liquide SA	117,776	15,406,713	0.3%
Airbus SE	172,375	18,651,615	0.4%
L’Oreal SA	51,814	16,269,812	0.3%
LVMH Moet Hennessy Louis Vuitton SE	80,391	50,726,285	1.1%
Sanofi	213,213	18,348,641	0.4%
Schneider Electric SE	117,513	14,860,260	0.3%
TotalEnergies SE	869,523	47,435,393	1.0%
TotalEnergies SE, Sponsored ADR	18,895	1,034,879	0.0%
Vinci SA	167,106	15,379,926	0.3%
Other Securities		255,834,438	5.3%

TOTAL FRANCE		453,947,962	9.4%

GERMANY — (6.3%)
BASF SE	325,963	14,626,168	0.3%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Bayer AG	332,314	$17,473,412	0.4%
Deutsche Telekom AG	1,271,712	24,004,181	0.5%
Mercedes-Benz Group AG	320,152	18,530,894	0.4%
SAP SE	198,474	19,103,671	0.4%
Siemens AG	159,085	17,373,507	0.4%
Other Securities		200,252,255	4.1%

TOTAL GERMANY		311,364,088	6.5%

HONG KONG — (1.9%)
AIA Group Ltd.	3,249,000	24,610,493	0.5%
Other Securities		68,407,931	1.4%

TOTAL HONG KONG		93,018,424	1.9%

IRELAND — (0.7%)
# CRH PLC, Sponsored ADR	391,067	14,160,536	0.3%
Other Securities		21,979,488	0.5%

TOTAL IRELAND		36,140,024	0.8%

ISRAEL — (0.8%)
Other Securities		40,665,737	0.8%

ITALY — (2.0%)
Other Securities		102,080,542	2.1%

JAPAN — (19.8%)
KDDI Corp.	584,600	17,279,005	0.4%
Keyence Corp.	41,604	15,687,414	0.3%
Sony Group Corp.	367,700	24,795,715	0.5%
Toyota Motor Corp.	2,420,615	33,585,063	0.7%
Other Securities		897,341,143	18.6%

TOTAL JAPAN		988,688,340	20.5%

NETHERLANDS — (3.4%)
ASML Holding NV	30,871	14,481,052	0.3%
ASML Holding NV	82,305	38,882,528	0.8%
Other Securities		117,764,759	2.5%

TOTAL NETHERLANDS		171,128,339	3.6%

NEW ZEALAND — (0.3%)
Other Securities		17,028,804	0.4%

NORWAY — (0.9%)
Other Securities		43,483,751	0.9%

PORTUGAL — (0.2%)
Other Securities		11,374,446	0.2%

SINGAPORE — (1.1%)
Other Securities		52,708,342	1.1%

SPAIN — (2.0%)
Other Securities		97,372,177	2.0%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (2.6%)
Other Securities		$129,986,054	2.7%

SWITZERLAND — (7.8%)
ABB Ltd.	562,377	15,617,377	0.3%
Nestle SA	671,534	73,102,387	1.5%
Novartis AG	362,502	29,323,044	0.6%
Novartis AG, Sponsored ADR	229,302	18,603,271	0.4%
Roche Holding AG	7,438	3,019,010	0.1%
Roche Holding AG	205,381	68,145,030	1.4%
Other Securities		180,492,430	3.8%

TOTAL SWITZERLAND		388,302,549	8.1%

UNITED KINGDOM — (12.8%)
AstraZeneca PLC	126,555	14,848,966	0.3%
AstraZeneca PLC, Sponsored ADR	326,058	19,175,471	0.4%
# BP PLC, Sponsored ADR	637,244	21,207,497	0.4%
British American Tobacco PLC	446,549	17,635,759	0.4%
# Diageo PLC, Sponsored ADR	105,239	17,571,756	0.4%
Glencore PLC	3,343,533	19,168,702	0.4%
# HSBC Holdings PLC, Sponsored ADR	551,216	14,282,007	0.3%
# Rio Tinto PLC, Sponsored ADR	267,962	14,295,773	0.3%
Shell PLC	36,838	1,020,458	0.0%
Shell PLC, Sponsored ADR	1,101,940	61,300,922	1.3%
# Unilever PLC, Sponsored ADR	406,480	18,498,905	0.4%
Other Securities		418,796,480	8.6%

TOTAL UNITED KINGDOM		637,802,696	13.2%

TOTAL COMMON STOCKS		4,716,338,617	97.9%

PREFERRED STOCKS — (0.4%)
GERMANY — (0.4%)
Other Securities		20,314,109	0.4%

TOTAL INVESTMENT SECURITIES (Cost $4,069,491,698)		4,736,652,726

		Value†
SECURITIES LENDING COLLATERAL — (4.9%)
@§ The DFA Short Term Investment Fund	21,285,432	246,080,882	5.1%

TOTAL INVESTMENTS—(100.0%) (Cost $4,315,666,744)		$4,982,733,608	103.4%

As of October 31, 2022, Large Cap International Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	263	12/16/22	$49,629,745	$51,061,450	$1,431,705

Total Futures Contracts			$49,629,745	$51,061,450	$1,431,705

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$20,281,436	$322,177,301	—	$342,458,737
Austria	—	7,945,485	—	7,945,485
Belgium	77,586	44,516,993	—	44,594,579
Canada	569,256,168	2,069,949	—	571,326,117
China	—	2,214,534	—	2,214,534
Denmark	4,961,689	108,639,582	—	113,601,271
Finland	—	59,105,619	—	59,105,619
France	2,677,737	451,270,225	—	453,947,962
Germany	11,627,562	299,736,526	—	311,364,088
Hong Kong	—	93,018,424	—	93,018,424
Irelan.	14,160,536	21,979,488	—	36,140,024
Israel	5,425,139	35,240,598	—	40,665,737
Italy	1,693,915	100,386,627	—	102,080,542
Japan	15,920,714	972,767,626	—	988,688,340
Netherlands	49,620,924	121,507,415	—	171,128,339
New Zealand	—	17,028,804	—	17,028,804
Norway	402,750	43,081,001	—	43,483,751
Portugal	—	11,374,446	—	11,374,446
Singapore	—	52,708,342	—	52,708,342
Spain	4,019,628	93,352,549	—	97,372,177
Sweden	—	129,986,054	—	129,986,054
Switzerland	43,020,945	345,281,604	—	388,302,549
United Kingdom	204,305,909	433,496,787	—	637,802,696
Preferred Stocks
Germany	—	20,314,109	—	20,314,109
Securities Lending Collateral	—	246,080,882	—	246,080,882
Futures Contracts**	1,431,705	—	—	1,431,705

TOTAL	$948,884,343	$4,035,280,970	—	$4,984,165,313

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.1%)
AUSTRALIA — (6.6%)
BHP Group Ltd.	4,074,214	$97,863,449	0.4%
# BHP Group Ltd., Sponsored ADR	1,283,423	61,373,288	0.2%
Commonwealth Bank of Australia	931,529	62,455,985	0.3%
National Australia Bank Ltd.	2,773,071	57,602,348	0.2%
Woodside Energy Group Ltd.	2,416,669	55,869,636	0.2%
Other Securities		1,456,544,194	5.5%

TOTAL AUSTRALIA		1,791,708,900	6.8%

AUSTRIA — (0.5%)
Other Securities		135,307,750	0.5%

BELGIUM — (1.2%)
Other Securities		321,830,389	1.2%

CANADA — (11.6%)
# Bank of Montreal	973,887	89,675,515	0.4%
# Canadian Natural Resources Ltd.	2,454,221	147,106,007	0.6%
National Bank of Canada	884,154	60,200,481	0.2%
Nutrien Ltd.	694,495	58,684,861	0.2%
# Royal Bank of Canada	725,121	67,091,057	0.3%
# Royal Bank of Canada	1,213,029	112,168,792	0.4%
Suncor Energy, Inc.	2,892,169	99,461,692	0.4%
Tourmaline Oil Corp.	1,205,985	67,949,799	0.3%
Other Securities		2,469,900,469	9.3%

TOTAL CANADA		3,172,238,673	12.1%

CHINA — (0.1%)
Other Securities		20,817,651	0.1%

DENMARK — (2.1%)
Novo Nordisk AS, Class B	891,477	96,931,408	0.4%
Novo Nordisk AS, Sponsored ADR	595,283	64,790,602	0.3%
Other Securities		420,688,017	1.5%

TOTAL DENMARK		582,410,027	2.2%

FINLAND — (1.5%)
Other Securities		411,217,134	1.6%

FRANCE — (7.4%)
LVMH Moet Hennessy Louis Vuitton SE	248,440	156,764,294	0.6%
Orange SA	7,384,067	70,354,742	0.3%
# TotalEnergies SE	4,096,102	223,456,089	0.9%
Vinci SA	723,766	66,613,213	0.3%
Other Securities		1,516,041,641	5.7%

TOTAL FRANCE		2,033,229,979	7.8%

GERMANY — (5.9%)
BASF SE	1,423,690	63,881,877	0.3%
Bayer AG	1,509,264	79,358,652	0.3%
Deutsche Telekom AG	6,078,458	114,733,846	0.5%
E.ON SE	7,301,301	61,140,973	0.2%
Mercedes-Benz Group AG	1,688,994	97,761,591	0.4%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$1,201,288,079	4.5%

TOTAL GERMANY		1,618,165,018	6.2%

HONG KONG — (1.9%)
AIA Group Ltd.	11,640,800	88,176,618	0.4%
Other Securities		420,768,433	1.6%

TOTAL HONG KONG		508,945,051	2.0%

IRELAND — (0.7%)
Other Securities		193,150,611	0.7%

ISRAEL — (1.1%)
Other Securities		290,161,312	1.1%

ITALY — (2.5%)
Eni SpA	4,317,248	56,701,518	0.2%
Stellantis NV	6,495,733	87,637,612	0.4%
Other Securities		527,984,980	2.0%

TOTAL ITALY		672,324,110	2.6%

JAPAN — (20.8%)
Hitachi Ltd.	1,314,685	59,652,266	0.3%
KDDI Corp.	2,362,200	69,819,474	0.3%
Sony Group Corp.	1,141,000	76,942,917	0.3%
Toyota Motor Corp.	7,546,470	104,704,247	0.4%
Other Securities		5,381,293,266	20.4%

TOTAL JAPAN		5,692,412,170	21.7%

NETHERLANDS — (3.0%)
# ASML Holding NV	127,591	59,851,227	0.2%
ASML Holding NV	182,526	86,228,933	0.3%
Koninklijke Ahold Delhaize NV	3,020,738	84,243,143	0.3%
Wolters Kluwer NV	586,422	62,312,331	0.2%
Other Securities		531,890,773	2.2%

TOTAL NETHERLANDS		824,526,407	3.2%

NEW ZEALAND — (0.4%)
Other Securities		107,098,777	0.4%

NORWAY — (1.0%)
Equinor ASA	1,582,273	57,648,090	0.2%
Other Securities		209,839,801	0.8%

TOTAL NORWAY		267,487,891	1.0%

PORTUGAL — (0.3%)
Other Securities		77,992,012	0.3%

SINGAPORE — (1.0%)
Other Securities		267,458,374	1.0%

SPAIN — (2.0%)
Repsol SA	4,909,248	66,787,692	0.3%
Telefonica SA	15,552,229	53,611,548	0.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (Continued)
Other Securities		$439,132,304	1.6%

TOTAL SPAIN		559,531,544	2.1%

SWEDEN — (2.6%)
Other Securities		720,851,653	2.8%

SWITZERLAND — (7.3%)
# ABB Ltd.	3,085,634	85,688,979	0.3%
Nestle SA	1,728,150	188,124,338	0.7%
Novartis AG, Sponsored ADR	2,012,205	163,250,192	0.6%
Roche Holding AG	634,350	210,476,138	0.8%
Other Securities		1,350,704,803	5.2%

TOTAL SWITZERLAND		1,998,244,450	7.6%

UNITED KINGDOM — (12.6%)
Anglo American PLC	2,478,239	74,233,667	0.3%
BP PLC	11,071,577	61,254,620	0.2%
# BP PLC, Sponsored ADR	3,594,991	119,641,300	0.5%
Glencore PLC	17,549,994	100,615,323	0.4%
# HSBC Holdings PLC, Sponsored ADR	3,036,261	78,669,523	0.3%
Imperial Brands PLC	2,613,500	63,662,426	0.3%
# Rio Tinto PLC, Sponsored ADR	1,258,607	67,146,683	0.3%
Shell PLC, Sponsored ADR	3,855,807	214,498,543	0.8%
Other Securities		2,650,012,641	10.0%

TOTAL UNITED KINGDOM		3,429,734,726	13.1%

UNITED STATES — (0.0%)
Other Securities		8,564,035	0.0%

TOTAL COMMON STOCKS		25,705,408,644	98.1%

PREFERRED STOCKS — (0.5%)
GERMANY — (0.5%)
Other Securities		124,130,155	0.5%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		2,288	0.0%

HONG KONG — (0.0%)
Other Security		1,200	0.0%

TOTAL RIGHTS/WARRANTS		3,488	0.0%

TOTAL INVESTMENT SECURITIES (Cost $25,579,746,667)		25,829,542,287

		Value†
SECURITIES LENDING COLLATERAL — (5.4%)
@§ The DFA Short Term Investment Fund	127,723,864	1,476,615,596	5.6%

TOTAL INVESTMENTS—(100.0%) (Cost $27,056,971,072)		$27,306,157,883	104.2%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

As of October 31, 2022, International Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	1,254	12/16/22	$237,568,175	$243,464,100	$5,895,925

Total Futures Contracts			$237,568,175	$243,464,100	$5,895,925

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$93,576,689	$1,698,129,372	$2,839	$1,791,708,900
Austria	485,980	134,821,770	—	135,307,750
Belgium	11,946,108	309,884,281	—	321,830,389
Canada	3,163,854,986	8,383,687	—	3,172,238,673
China	6,136,434	14,681,217	—	20,817,651
Denmark	64,790,602	517,619,425	—	582,410,027
Finland	11,027,487	400,189,647	—	411,217,134
France	26,286,560	2,006,921,075	22,344	2,033,229,979
Germany	38,273,094	1,579,891,924	—	1,618,165,018
Hong Kong	260,405	508,113,962	570,684	508,945,051
Ireland	43,399,387	149,751,224	—	193,150,611
Israel	23,848,066	266,313,246	—	290,161,312
Italy	7,092,442	665,231,668	—	672,324,110
Japan	99,590,987	5,592,821,183	—	5,692,412,170
Netherlands	141,851,447	682,674,960	—	824,526,407
New Zealand	242,879	106,855,898	—	107,098,777
Norway	5,642,396	261,845,495	—	267,487,891
Portugal	314,475	77,677,537	—	77,992,012
Singapore	40,661	267,245,237	172,476	267,458,374
Spain	7,924,954	551,606,590	—	559,531,544
Sweden	1,816,871	719,034,782	—	720,851,653
Switzerland	219,863,426	1,778,381,024	—	1,998,244,450
United Kingdom	740,200,484	2,689,491,454	42,788	3,429,734,726
United States	4,643,735	3,920,300	—	8,564,035
Preferred Stocks
Germany	—	124,130,155	—	124,130,155
Rights/Warrants
Australia	—	2,288	—	2,288
Hong Kong	—	1,200	—	1,200
Securities Lending Collateral	—	1,476,615,596	—	1,476,615,596
Futures Contracts**	5,895,925	—	—	5,895,925

TOTAL	$ 4,719,006,480	$ 22,592,236,197	$ 811,131^	$ 27,312,053,808

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

GLOBAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Small Cap Portfolio of DFA Investment Dimensions Group Inc.	1,253,645	$51,474,667
Investment in The Continental Small Company Series of The DFA Investment Trust Company		9,029,892
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company		8,941,424
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		5,401,958
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		2,954,230
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		2,762,973
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		2,315,196

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $79,349,948)		$82,880,340

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$82,880,340	—	—	$82,880,340

TOTAL	$82,880,340	—	—	$82,880,340

See accompanying Notes to Financial Statements.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.3%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company		$3,721,052,938
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		2,247,239,833
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		1,173,860,681
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		1,146,678,426
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		961,398,453

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		$9,250,230,331

	Shares
TEMPORARY CASH INVESTMENTS — (0.7%)
State Street Institutional U.S. Government Money Market Fund, 3.010% (Cost $60,673,803)	60,673,803	60,673,803

TOTAL INVESTMENTS — (100.0%) (Cost $10,083,101,056)		$9,310,904,134

As of October 31, 2022, International Small Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	282	12/16/22	$52,337,807	$54,750,300	$2,412,493

Total Futures Contracts			$52,337,807	$54,750,300	$2,412,493

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$9,250,230,331	—	—	$9,250,230,331
Temporary Cash Investments	60,673,803	—	—	60,673,803
Futures Contracts**	2,412,493	—	—	2,412,493

TOTAL	$9,313,316,627	—	—	$9,313,316,627

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

JAPANESE SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$267,616,503

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$267,616,503

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

ASIA PACIFIC SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$230,258,109

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$230,258,109

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

UNITED KINGDOM SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$18,405,761

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$18,405,761

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

CONTINENTAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$616,480,091

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$616,480,091

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.4%)
AUSTRALIA — (19.3%)
Charter Hall Group	5,556,846	$46,126,501	1.0%
Dexus	12,663,151	63,101,769	1.4%
Goodman Group	19,802,843	215,468,888	4.8%
GPT Group	22,010,883	60,828,518	1.4%
†† GPT Group	38,018,670	114,298	0.0%
Mirvac Group	45,916,507	60,837,775	1.4%
Scentre Group	60,755,944	113,068,070	2.5%
Stockland	27,777,850	64,002,904	1.4%
Vicinity Ltd.	44,636,710	55,646,940	1.3%
Other Securities		215,658,507	4.9%

TOTAL AUSTRALIA		894,854,170	20.1%

BELGIUM — (3.1%)
Aedifica SA	421,895	32,174,865	0.7%
# Cofinimmo SA	360,138	29,868,198	0.7%
Warehouses De Pauw CVA	1,692,699	43,444,676	1.0%
Other Securities		38,958,763	0.9%

TOTAL BELGIUM		144,446,502	3.3%

CANADA — (5.5%)
# Canadian Apartment Properties REIT	956,292	29,614,974	0.7%
# RioCan Real Estate Investment Trust	1,707,034	24,320,865	0.5%
Other Securities		201,601,360	4.5%

TOTAL CANADA		255,537,199	5.7%

CHINA — (0.1%)
Other Securities		5,936,930	0.1%

FRANCE — (3.6%)
Covivio	563,975	30,196,121	0.7%
Gecina SA	512,893	45,726,482	1.0%
Klepierre SA	2,407,296	48,382,433	1.1%
Other Securities		43,851,844	1.0%

TOTAL FRANCE		168,156,880	3.8%

GERMANY — (0.2%)
Other Security		8,314,393	0.2%

HONG KONG — (3.7%)
Link REIT	24,349,827	143,922,397	3.2%
Other Securities		27,041,684	0.6%

TOTAL HONG KONG		170,964,081	3.8%

IRELAND — (0.1%)
Other Security		5,939,219	0.1%

ITALY — (0.1%)
Other Security		2,378,527	0.1%

JAPAN — (25.6%)
Activia Properties, Inc.	8,378	24,816,095	0.6%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (Continued)
Advance Residence Investment Corp.	15,568	$36,244,836	0.8%
Daiwa House REIT Investment Corp.	26,015	52,505,949	1.2%
GLP J-Reit	51,948	53,874,350	1.2%
Japan Hotel REIT Investment Corp.	52,856	27,847,536	0.6%
Japan Metropolitan Fund Invest	83,690	61,656,874	1.4%
Japan Prime Realty Investment Corp.	10,123	27,492,493	0.6%
Japan Real Estate Investment Corp.	14,931	62,565,179	1.4%
Nippon Building Fund, Inc.	18,583	82,605,957	1.9%
Nippon Prologis REIT, Inc.	25,579	53,672,217	1.2%
Nomura Real Estate Master Fund, Inc.	49,895	56,921,787	1.3%
Orix JREIT, Inc.	30,668	41,144,686	0.9%
# Sekisui House Reit, Inc.	50,622	27,277,248	0.6%
United Urban Investment Corp.	35,634	37,701,753	0.8%
Other Securities		540,290,191	12.2%

TOTAL JAPAN		1,186,617,151	26.7%

MALAYSIA — (0.5%)
Other Securities		22,357,021	0.5%

MEXICO — (2.0%)
Fibra Uno Administracion SA de CV	33,891,372	39,565,307	0.9%
Other Securities		52,585,411	1.2%

TOTAL MEXICO		92,150,718	2.1%

NETHERLANDS — (2.2%)
#* Unibail-Rodamco-Westfield	6,534,333	15,361,581	0.4%
* Unibail-Rodamco-Westfield	1,143,546	54,043,496	1.2%
Other Securities		30,875,241	0.7%

TOTAL NETHERLANDS		100,280,318	2.3%

NEW ZEALAND — (1.3%)
Other Securities		58,283,644	1.3%

SINGAPORE — (10.2%)
# CapitaLand Ascendas REIT	40,054,380	74,108,243	1.7%
CapitaLand Integrated Commercial Trust	60,346,311	80,088,840	1.8%
Frasers Logistics & Commercial Trust	32,823,633	25,510,033	0.6%
Mapletree Industrial Trust	22,971,658	35,719,257	0.8%
# Mapletree Logistics Trust	38,481,647	41,301,170	0.9%
Mapletree Pan Asia Commercial Trust	25,357,006	28,455,859	0.6%
Other Securities		187,574,331	4.2%

TOTAL SINGAPORE		472,757,733	10.6%

SOUTH AFRICA — (1.9%)
# Growthpoint Properties Ltd.	39,459,664	27,826,389	0.6%
Other Securities		60,278,017	1.4%

TOTAL SOUTH AFRICA		88,104,406	2.0%

SOUTH KOREA — (0.2%)
Other Securities		10,133,289	0.2%

SPAIN — (1.2%)
Merlin Properties Socimi SA	3,784,812	32,082,241	0.7%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (Continued)
Other Securities		$22,364,456	0.5%

TOTAL SPAIN		54,446,697	1.2%

TAIWAN — (0.3%)
Other Securities		14,548,960	0.3%

TURKEY — (0.4%)
Other Securities		19,393,016	0.4%

UNITED KINGDOM — (12.9%)
Big Yellow Group PLC	2,268,487	29,189,892	0.7%
British Land Co. PLC	11,252,563	47,203,244	1.1%
Derwent London PLC	1,239,724	30,682,288	0.7%
Land Securities Group PLC	8,760,590	57,284,485	1.3%
LondonMetric Property PLC	12,296,949	26,369,879	0.6%
Safestore Holdings PLC	2,769,829	28,696,480	0.6%
Segro PLC	15,068,209	135,613,869	3.1%
Tritax Big Box REIT PLC	23,378,269	37,590,912	0.8%
UNITE Group PLC	4,193,305	42,834,393	1.0%
Other Securities		164,025,697	3.6%

TOTAL UNITED KINGDOM		599,491,139	13.5%

TOTAL COMMON STOCKS (Cost $5,316,255,361)		4,375,091,993	98.3%

		Value†
SECURITIES LENDING COLLATERAL — (5.6%)
@§ The DFA Short Term Investment Fund	22,487,650	259,979,719	5.8%

TOTAL INVESTMENTS—(100.0%) (Cost $5,576,312,168)		$4,635,071,712	104.1%

As of October 31, 2022, DFA International Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	213	12/16/22	$39,773,173	$41,353,950	$1,580,777

Total Futures Contracts			$39,773,173	$41,353,950	$1,580,777

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$264,342	$894,475,530	$114,298	$894,854,170
Belgium	—	144,446,502	—	144,446,502
Canada	255,537,199	—	—	255,537,199
China	—	5,936,930	—	5,936,930

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
France	—	$168,156,880	—		$168,156,880
Germany	—	8,314,393	—		8,314,393
Hong Kong	—	170,964,081	—		170,964,081
Ireland	—	5,939,219	—		5,939,219
Italy	—	2,378,527	—		2,378,527
Japan	—	1,186,617,151	—		1,186,617,151
Malaysia	—	22,357,021	—		22,357,021
Mexico	$92,150,718	—	—		92,150,718
Netherlands	—	100,280,318	—		100,280,318
New Zealand	—	58,283,644	—		58,283,644
Singapore	—	472,757,733	—		472,757,733
South Africa	—	88,104,406	—		88,104,406
South Korea	—	10,133,289	—		10,133,289
Spain	—	54,446,697	—		54,446,697
Taiwan	—	14,548,960	—		14,548,960
Turkey	—	19,393,016	—		19,393,016
United Kingdom	—	599,491,139	—		599,491,139
Securities Lending Collateral	—	259,979,719	—		259,979,719
Futures Contracts**	1,580,777	—	—		1,580,777

TOTAL.	$349,533,036	$4,287,005,155	$114,298	^	$4,636,652,489

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (59.7%)
UNITED STATES — (59.7%)
#	Alexandria Real Estate Equities, Inc.	647,118	$94,026,245	1.2%
#	American Homes 4 Rent, Class A	1,320,901	42,189,591	0.5%
	American Tower Corp.	1,939,983	401,945,078	5.1%
	Apartment Income REIT Corp.	693,847	26,664,542	0.3%
	AvalonBay Communities, Inc.	595,358	104,259,093	1.3%
	Boston Properties, Inc.	625,689	45,487,590	0.6%
	Brixmor Property Group, Inc.	1,329,571	28,333,158	0.4%
	Camden Property Trust	442,654	51,148,670	0.7%
	Crown Castle, Inc.	1,840,638	245,283,420	3.1%
#	CubeSmart	917,306	38,407,602	0.5%
	Digital Realty Trust, Inc.	1,197,763	120,075,721	1.5%
	EastGroup Properties, Inc.	172,932	27,096,715	0.3%
	Equinix, Inc.	386,875	219,141,475	2.8%
	Equity LifeStyle Properties, Inc.	734,982	47,009,449	0.6%
	Equity Residential	1,579,900	99,565,298	1.3%
	Essex Property Trust, Inc.	277,372	61,643,153	0.8%
	Extra Space Storage, Inc.	569,724	101,091,827	1.3%
#	Federal Realty Investment Trust	317,280	31,404,374	0.4%
	First Industrial Realty Trust, Inc.	583,397	27,787,199	0.4%
	Gaming & Leisure Properties, Inc.	1,020,218	51,133,326	0.6%
	Healthcare Realty Trust, Inc., Class A	1,599,116	32,510,028	0.4%
	Healthpeak Properties, Inc.	2,267,390	53,805,165	0.7%
	Host Hotels & Resorts, Inc.	2,986,477	56,384,686	0.7%
#	Invitation Homes, Inc.	2,588,181	82,019,451	1.0%
#	Iron Mountain, Inc.	1,222,372	61,204,166	0.8%
	Kimco Realty Corp.	2,602,365	55,638,570	0.7%
	Lamar Advertising Co., Class A	383,771	35,395,199	0.5%
#	Life Storage, Inc.	356,502	39,432,631	0.5%
#	Medical Properties Trust, Inc.	2,519,997	28,853,966	0.4%
	Mid-America Apartment Communities, Inc.	490,009	77,151,841	1.0%
	National Retail Properties, Inc.	748,456	31,457,606	0.4%
#	Omega Healthcare Investors, Inc.	1,017,510	32,336,473	0.4%
	Prologis, Inc.	3,920,213	434,163,557	5.5%
	Public Storage	672,049	208,167,178	2.6%
	Realty Income Corp.	2,508,477	156,202,845	2.0%
	Regency Centers Corp.	682,674	41,308,580	0.5%
	Rexford Industrial Realty, Inc.	699,123	38,647,519	0.5%
	SBA Communications Corp.	465,813	125,722,929	1.6%
	Simon Property Group, Inc.	1,375,574	149,910,054	1.9%
	Spirit Realty Capital, Inc.	553,969	21,510,624	0.3%
	STAG Industrial, Inc.	687,773	21,726,749	0.3%
#	STORE Capital Corp.	1,120,845	35,642,871	0.5%
	Sun Communities, Inc.	506,508	68,302,604	0.9%
	UDR, Inc.	1,343,079	53,400,821	0.7%
	Ventas, Inc.	1,679,645	65,724,523	0.8%
#	VICI Properties, Inc.	3,442,758	110,237,096	1.4%
	Welltower, Inc.	1,919,936	117,192,893	1.5%
	WP Carey, Inc.	863,529	65,887,263	0.8%
	Other Securities		624,705,446	7.8%

TOTAL UNITED STATES			4,788,336,860	60.8%

TOTAL COMMON STOCKS			4,788,336,860	60.8%

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
AFFILIATED INVESTMENT COMPANIES — (37.9%)
DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	815,281,171	$2,755,650,355	35.0%
DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	7,325,273	281,217,222	3.6%

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		3,036,867,577	38.6%

TOTAL INVESTMENT SECURITIES (Cost $8,264,551,787)		7,825,204,437

SECURITIES LENDING COLLATERAL — (2.4%)
@§ The DFA Short Term Investment Fund	16,808,621	194,324,473	2.5%

TOTAL INVESTMENTS—(100.0%) (Cost $8,458,944,245)		$8,019,528,910	101.9%

As of October 31, 2022, DFA Global Real Estate Securities Portfolio had entered into the following outstanding futures contracts:

					Unrealized
	Number of	Expiration	Notional	Market	Appreciation
Description	Contracts	Date	Value	Value	(Depreciation)
Long Position Contracts:
S&P 500® Emini Index	172	12/16/22	$32,249,888	$33,393,800	$1,143,912

Total Futures Contracts			$32,249,888	$33,393,800	$1,143,912

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
United States	$4,788,336,860	—	—	$4,788,336,860
Affiliated Investment Companies	3,036,867,577	—	—	3,036,867,577
Securities Lending Collateral	—	$194,324,473	—	194,324,473
Futures Contracts**	1,143,912	—	—	1,143,912

TOTAL	$7,826,348,349	$194,324,473	—	$8,020,672,822

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

			Percentage
	Shares	Value»	of Net Assets‡
COMMON STOCKS — (97.0%)
AUSTRALIA — (6.8%)
Whitehaven Coal Ltd.	12,373,145	$71,873,065	0.8%
Other Securities		591,744,114	6.1%

TOTAL AUSTRALIA		663,617,179	6.9%

AUSTRIA — (0.8%)
Other Securities		74,968,388	0.8%

BELGIUM — (1.9%)
Ackermans & van Haaren NV	319,855	44,562,652	0.5%
Euronav NV	3,409,575	59,441,792	0.6%
Other Securities		82,512,686	0.8%

TOTAL BELGIUM		186,517,130	1.9%

CANADA — (12.9%)
# Alamos Gold, Inc., Class A	7,396,140	58,361,291	0.6%
# Birchcliff Energy Ltd.	5,486,552	42,648,795	0.4%
# Canadian Western Bank	1,817,290	31,614,323	0.3%
# Crescent Point Energy Corp.	6,629,597	51,826,042	0.5%
# Crescent Point Energy Corp.	3,894,900	30,497,067	0.3%
# Linamar Corp.	965,007	41,303,305	0.4%
* MEG Energy Corp.	5,253,777	78,555,024	0.8%
# Whitecap Resources, Inc.	7,500,963	58,142,303	0.6%
# Yamana Gold, Inc.	12,243,267	53,741,503	0.6%
Other Securities		807,819,169	8.5%

TOTAL CANADA		1,254,508,822	13.0%

CHINA — (0.1%)
Other Securities		10,064,505	0.1%

DENMARK — (2.9%)
* Jyske Bank AS	1,195,095	64,498,265	0.7%
Sydbank AS	1,477,986	45,005,189	0.5%
Other Securities		177,961,595	1.8%

TOTAL DENMARK		287,465,049	3.0%

FINLAND — (2.0%)
Cargotec Oyj, Class B	921,950	34,674,199	0.4%
# Kemira Oyj	2,771,507	36,596,020	0.4%
# TietoEVRY Oyj	1,319,138	31,447,219	0.3%
Other Securities		91,841,570	0.9%

TOTAL FINLAND		194,559,008	2.0%

FRANCE — (3.8%)
Elis SA	3,427,793	39,254,759	0.4%
Rexel SA	2,338,636	41,733,646	0.4%
SES SA	5,373,290	38,112,461	0.4%
Other Securities		255,507,564	2.7%

TOTAL FRANCE		374,608,430	3.9%

GERMANY — (5.8%)
* Aareal Bank AG	1,191,446	37,676,355	0.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Aurubis AG	936,015	$59,062,786	0.6%
Freenet AG	1,705,503	33,523,671	0.4%
K&S AG	3,796,021	83,812,305	0.9%
Lanxess AG	1,057,257	35,754,071	0.4%
Rheinmetall AG	195,846	31,835,087	0.3%
Other Securities		279,272,505	2.8%

TOTAL GERMANY		560,936,780	5.8%

GREECE — (0.0%)
Other Securities		1,698	0.0%

HONG KONG — (2.1%)
Other Securities		205,643,458	2.1%

IRELAND — (0.5%)
Bank of Ireland Group PLC	5,511,654	39,687,335	0.4%
Other Securities		10,722,764	0.1%

TOTAL IRELAND		50,410,099	0.5%

ISRAEL — (1.3%)
Other Securities		126,829,931	1.3%

ITALY — (3.8%)
Banco BPM SpA	21,588,080	65,315,073	0.7%
Leonardo SpA	4,980,957	40,017,465	0.4%
Unipol Gruppo SpA	8,415,530	36,219,081	0.4%
Other Securities		232,704,422	2.4%

TOTAL ITALY		374,256,041	3.9%

JAPAN — (25.0%)
Other Securities		2,435,962,994	25.2%

NETHERLANDS — (2.5%)
ASR Nederland NV	2,288,728	100,779,267	1.0%
# SBM Offshore NV	4,336,093	58,682,149	0.6%
Other Securities		84,596,700	0.9%

TOTAL NETHERLANDS		244,058,116	2.5%

NEW ZEALAND — (0.3%)
Other Securities		29,873,647	0.3%

NORWAY — (1.3%)
Other Securities		131,487,640	1.4%

PORTUGAL — (0.2%)
Other Securities		22,020,666	0.2%

SINGAPORE — (0.9%)
Other Securities		86,182,468	0.9%

SPAIN — (2.8%)
Banco de Sabadell SA	93,126,420	73,272,231	0.8%
# Bankinter SA	12,295,019	74,372,052	0.8%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (Continued)
Other Securities		$125,749,493	1.2%

TOTAL SPAIN		273,393,776	2.8%

SWEDEN — (2.3%)
Other Securities		225,374,205	2.3%

SWITZERLAND — (6.2%)
Adecco Group AG	1,142,686	35,761,459	0.4%
Allreal Holding AG	297,965	42,682,438	0.4%
Baloise Holding AG	352,704	48,187,170	0.5%
Helvetia Holding AG	645,552	64,104,812	0.7%
Siegfried Holding AG	63,680	37,907,305	0.4%
Swiss Prime Site AG	679,052	54,794,690	0.6%
Other Securities		319,017,279	3.2%

TOTAL SWITZERLAND		602,455,153	6.2%

UNITED KINGDOM — (10.5%)
Bellway PLC	1,802,661	38,337,467	0.4%
Close Brothers Group PLC	3,353,167	37,777,068	0.4%
Drax Group PLC	5,687,826	33,965,517	0.4%
Grafton Group PLC	5,205,358	41,212,135	0.4%
Man Group PLC	12,541,246	31,197,686	0.3%
Mediclinic International PLC	6,245,108	35,526,683	0.4%
Paragon Banking Group PLC	6,577,529	32,180,697	0.3%
Redrow PLC	6,765,614	32,556,262	0.3%
Travis Perkins PLC	3,671,580	34,604,591	0.4%
# Vistry Group PLC	5,254,832	36,360,710	0.4%
Other Securities		668,810,003	6.9%

TOTAL UNITED KINGDOM		1,022,528,819	10.6%

UNITED STATES — (0.3%)
Other Securities		25,986,456	0.3%

TOTAL COMMON STOCKS		9,463,710,458	97.9%

PREFERRED STOCKS — (0.1%)
GERMANY — (0.1%)
Other Securities		14,392,685	0.2%

TOTAL INVESTMENT SECURITIES (Cost $10,024,140,317)		9,478,103,143

		Value†
SECURITIES LENDING COLLATERAL — (2.9%)
@§ The DFA Short Term Investment Fund	24,153,176	279,234,867	2.9%

TOTAL INVESTMENTS—(100.0%) (Cost $10,303,495,096)		$9,757,338,010	101.0%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

As of October 31, 2022, DFA International Small Cap Value Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	618	12/16/22	$116,562,477	$119,984,700	$3,422,223

Total Futures Contracts			$116,562,477	$119,984,700	$3,422,223

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Australia	—	$663,617,179	—		$663,617,179
Austria	—	74,968,388	—		74,968,388
Belgium	$3,109,047	183,408,083	—		186,517,130
Canada	1,254,084,150	424,672	—		1,254,508,822
China	7,388,355	2,676,150	—		10,064,505
Denmark	—	287,465,049	—		287,465,049
Finland	—	194,559,008	—		194,559,008
France	—	374,608,430	—		374,608,430
Germany	—	560,936,780	—		560,936,780
Greece	—	—	$1,698		1,698
Hong Kong	—	204,675,078	968,380		205,643,458
Ireland	—	50,410,099	—		50,410,099
Israel	149,834	126,680,097	—		126,829,931
Italy	—	374,256,041	—		374,256,041
Japan	3,487,186	2,432,475,808	—		2,435,962,994
Netherlands	—	244,058,116	—		244,058,116
New Zealand	—	29,873,647	—		29,873,647
Norway	1,956,470	129,531,170	—		131,487,640
Portugal	—	22,020,666	—		22,020,666
Singapore	855,094	85,308,487	18,887		86,182,468
Spain	—	273,393,776	—		273,393,776
Sweden	1,401,452	223,972,753	—		225,374,205
Switzerland	—	602,455,153	—		602,455,153
United Kingdom	—	1,022,528,819	—		1,022,528,819
United States	5,255,649	20,730,807	—		25,986,456
Preferred Stocks
Germany	—	14,392,685	—		14,392,685
Securities Lending Collateral	—	279,234,867	—		279,234,867
Futures Contracts**	3,422,223	—	—		3,422,223

TOTAL	$1,281,109,460	$8,478,661,808	$988,965	^	$9,760,760,233

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.3%)
AUSTRALIA — (6.2%)
National Australia Bank Ltd.	297,280	$6,175,113	0.2%
Whitehaven Coal Ltd.	881,890	5,122,718	0.2%
Other Securities		176,231,868	6.1%

TOTAL AUSTRALIA		187,529,699	6.5%

AUSTRIA — (0.6%)
Other Securities		17,908,912	0.6%

BELGIUM — (1.3%)
Solvay SA	74,041	6,681,523	0.2%
Other Securities		32,593,315	1.2%

TOTAL BELGIUM		39,274,838	1.4%

CANADA — (11.9%)
# Bank of Montreal	71,894	6,620,000	0.2%
Canadian Natural Resources Ltd.	99,485	5,963,131	0.2%
Fairfax Financial Holdings Ltd.	12,821	6,296,769	0.2%
# Royal Bank of Canada	61,845	5,722,144	0.2%
Sun Life Financial, Inc.	130,490	5,539,300	0.2%
Suncor Energy, Inc.	242,441	8,337,546	0.3%
# Teck Resources Ltd., Class B	304,989	9,283,865	0.3%
Tourmaline Oil Corp.	187,536	10,566,494	0.4%
West Fraser Timber Co. Ltd.	67,811	5,091,510	0.2%
Other Securities		293,805,569	10.2%

TOTAL CANADA		357,226,328	12.4%

CHINA — (0.1%)
Other Securities		1,997,864	0.1%

DENMARK — (2.2%)
Novo Nordisk AS, Class B	47,591	5,174,629	0.2%
Other Securities		60,164,218	2.1%

TOTAL DENMARK		65,338,847	2.3%

FINLAND — (1.5%)
Other Securities		44,643,849	1.5%

FRANCE — (7.0%)
BNP Paribas SA	106,510	4,994,667	0.2%
Bouygues SA	199,685	5,697,242	0.2%
# Carrefour SA	319,239	5,138,295	0.2%
Cie de Saint-Gobain	139,932	5,720,550	0.2%
Cie Generale des Etablissements Michelin SCA	337,352	8,597,095	0.3%
Engie SA	420,294	5,461,028	0.2%
Orange SA	1,286,762	12,260,155	0.4%
TotalEnergies SE	378,407	20,643,370	0.7%
Other Securities		141,054,476	4.9%

TOTAL FRANCE		209,566,878	7.3%

GERMANY — (5.8%)
Allianz SE	36,707	6,603,752	0.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
BASF SE	137,484	$6,168,995	0.2%
* Commerzbank AG	955,930	7,637,592	0.3%
Ω Covestro AG	160,868	5,460,827	0.2%
Mercedes-Benz Group AG	126,187	7,303,899	0.3%
Other Securities		140,245,901	4.8%

TOTAL GERMANY		173,420,966	6.0%

HONG KONG — (1.8%)
Other Securities		55,499,011	1.9%

IRELAND — (0.7%)
# CRH PLC, Sponsored ADR	179,187	6,488,361	0.2%
Other Securities		13,696,883	0.5%

TOTAL IRELAND		20,185,244	0.7%

ISRAEL — (1.2%)
Other Securities		37,342,505	1.3%

ITALY — (2.4%)
UniCredit SpA	476,352	5,907,363	0.2%
Other Securities		65,407,539	2.3%

TOTAL ITALY		71,314,902	2.5%

JAPAN — (22.2%)
ENEOS Holdings, Inc.	2,151,970	7,098,607	0.3%
Mitsubishi UFJ Financial Group, Inc.	1,117,000	5,276,539	0.2%
SoftBank Group Corp.	158,600	6,808,096	0.3%
Toyota Motor Corp.	430,090	5,967,326	0.2%
Other Securities		643,991,158	22.2%

TOTAL JAPAN		669,141,726	23.2%

NETHERLANDS — (3.2%)
Aegon NV	1,327,980	6,147,428	0.2%
ASR Nederland NV	149,446	6,580,537	0.2%
Koninklijke Ahold Delhaize NV	545,232	15,205,575	0.5%
Other Securities		69,373,530	2.5%

TOTAL NETHERLANDS		97,307,070	3.4%

NEW ZEALAND — (0.4%)
Other Securities		12,251,735	0.4%

NORWAY — (1.0%)
Other Securities		30,315,895	1.0%

PORTUGAL — (0.3%)
Other Securities		10,122,894	0.3%

SINGAPORE — (1.0%)
Other Securities		30,255,778	1.0%

SPAIN — (2.2%)
Banco Bilbao Vizcaya Argentaria SA	1,438,737	7,422,139	0.3%
Repsol SA	415,110	5,647,349	0.2%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (Continued)
Other Securities		$51,949,890	1.8%

TOTAL SPAIN		65,019,378	2.3%

SWEDEN — (2.4%)
Other Securities		73,654,417	2.6%

SWITZERLAND — (7.3%)
Julius Baer Group Ltd.	127,245	6,105,070	0.2%
Nestle SA	126,847	13,808,412	0.5%
Novartis AG, Sponsored ADR	112,884	9,158,279	0.3%
Swiss Life Holding AG	10,701	5,181,660	0.2%
Swisscom AG	15,415	7,611,759	0.3%
Zurich Insurance Group AG	14,535	6,194,437	0.2%
Other Securities		172,472,657	5.9%

TOTAL SWITZERLAND		220,532,274	7.6%

UNITED KINGDOM — (11.5%)
3i Group PLC	398,043	5,301,281	0.2%
BP PLC	1,487,940	8,232,179	0.3%
British American Tobacco PLC	154,373	6,096,722	0.2%
BT Group PLC	4,467,397	6,657,451	0.2%
Glencore PLC	873,439	5,007,488	0.2%
# HSBC Holdings PLC, Sponsored ADR	320,826	8,312,602	0.3%
Shell PLC, Sponsored ADR	333,674	18,562,285	0.7%
Other Securities		287,483,824	9.9%

TOTAL UNITED KINGDOM.		345,653,832	12.0%

UNITED STATES — (0.1%)
Other Securities		2,160,139	0.1%

TOTAL COMMON STOCKS		2,837,664,981	98.4%

PREFERRED STOCKS — (0.4%)
GERMANY — (0.4%)
Other Securities		10,803,933	0.4%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		1,491	0.0%

CANADA — (0.0%)
Other Securities		54,197	0.0%

HONG KONG — (0.0%)
Other Security		186	0.0%

TOTAL RIGHTS/WARRANTS		55,874	0.0%

TOTAL INVESTMENT SECURITIES (Cost $2,790,321,925)		2,848,524,788

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (5.3%)
@§ The DFA Short Term Investment Fund	13,790,366	$159,430,421	5.5%

TOTAL INVESTMENTS—(100.0%) (Cost $2,949,818,119)		$3,007,955,209	104.3%

As of October 31, 2022, International Vector Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	90	12/16/22	$17,034,449	$17,473,500	$439,051

Total Futures Contracts			$17,034,449	$17,473,500	$439,051

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$4,348,097	$183,139,455	$42,147	$187,529,699
Austria	42,430	17,866,482	—	17,908,912
Belgium	3,021,855	36,252,983	—	39,274,838
Canada	356,310,408	915,920	—	357,226,328
China	562,780	1,435,084	—	1,997,864
Denmark	—	65,338,847	—	65,338,847
Finland	—	44,643,849	—	44,643,849
France	405,489	209,159,773	1,616	209,566,878
Germany	5,976,454	167,444,512	—	173,420,966
Hong Kong	—	55,378,352	120,659	55,499,011
Ireland	6,488,361	13,696,883	—	20,185,244
Israel	4,424,117	32,918,388	—	37,342,505
Italy	1,841,896	69,473,006	—	71,314,902
Japan	9,691,387	659,450,339	—	669,141,726
Netherlands	10,120,177	87,186,893	—	97,307,070
New Zealand	10,700	12,241,035	—	12,251,735
Norway	307,540	30,008,355	—	30,315,895
Portugal	—	10,122,894	—	10,122,894
Singapore	20,133	30,234,581	1,064	30,255,778
Spain	1,797,257	63,222,121	—	65,019,378
Sweden	206,058	73,448,359	—	73,654,417
Switzerland	19,678,114	200,854,160	—	220,532,274
United Kingdom	49,109,740	296,523,328	20,764	345,653,832
United States	769,182	1,390,957	—	2,160,139
Preferred Stocks
Germany	—	10,803,933	—	10,803,933
Rights/Warrants
Australia	—	1,491	—	1,491
Canada	—	54,197	—	54,197
Hong Kong	—	186	—	186

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Securities Lending Collateral	—	$159,430,421	—		$159,430,421
Futures Contracts**	$439,051	—	—		439,051

TOTAL	$475,571,226	$2,532,636,784	$186,250	^	$3,008,394,260

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (92.9%)
AUSTRALIA — (7.2%)
BHP Group Ltd.	260,623	$6,260,217	0.4%
BHP Group Ltd.	242,244	5,782,310	0.4%
# BHP Group Ltd., Sponsored ADR	439,796	21,031,045	1.3%
Other Securities		89,700,297	5.5%

TOTAL AUSTRALIA		122,773,869	7.6%

AUSTRIA — (0.2%)
Other Securities		2,776,158	0.2%

BELGIUM — (0.6%)
Other Securities		10,348,979	0.7%

CANADA — (11.1%)
Alimentation Couche-Tard, Inc.	184,394	8,256,347	0.5%
Canadian National Railway Co.	103,129	12,217,874	0.8%
Canadian National Railway Co.	52,046	6,164,328	0.4%
# Canadian Natural Resources Ltd.	277,342	16,623,879	1.0%
Constellation Software, Inc.	6,141	8,879,579	0.6%
National Bank of Canada	139,276	9,483,056	0.6%
# Royal Bank of Canada	128,018	11,844,731	0.7%
Suncor Energy, Inc.	311,402	10,709,115	0.7%
Other Securities		105,724,303	6.5%

TOTAL CANADA		189,903,212	11.8%

CHINA — (0.0%)
Other Securities		562,875	0.0%

DENMARK — (3.3%)
Novo Nordisk AS, Class B	490,008	53,279,182	3.3%
Other Securities		2,886,381	0.2%

TOTAL DENMARK		56,165,563	3.5%

FINLAND — (1.1%)
Other Securities		18,946,685	1.2%

FRANCE — (8.2%)
Airbus SE	114,996	12,442,994	0.8%
Hermes International	6,104	7,900,926	0.5%
Kering SA	19,489	8,925,199	0.6%
LVMH Moet Hennessy Louis Vuitton SE	67,951	42,876,713	2.7%
Teleperformance	29,391	7,874,726	0.5%
# TotalEnergies SE	425,414	23,207,759	1.4%
Other Securities		36,736,800	2.2%

TOTAL FRANCE		139,965,117	8.7%

GERMANY — (5.5%)
Bayer AG	221,721	11,658,318	0.7%
Deutsche Telekom AG	866,133	16,348,681	1.0%
E.ON SE	948,865	7,945,780	0.5%
Mercedes-Benz Group AG	193,985	11,228,152	0.7%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (Continued)
Other Securities		$46,781,070	3.0%

TOTAL GERMANY		93,962,001	5.9%

HONG KONG — (1.7%)
Hong Kong Exchanges & Clearing Ltd.	293,437	7,788,874	0.5%
Other Securities		21,738,418	1.3%

TOTAL HONG KONG		29,527,292	1.8%

IRELAND — (0.5%)
Other Securities		8,423,333	0.5%

ISRAEL — (0.7%)
Other Securities		11,578,328	0.7%

ITALY — (1.8%)
Stellantis NV	716,336	9,664,495	0.6%
Other Securities		21,705,890	1.4%

TOTAL ITALY		31,370,385	2.0%

JAPAN — (18.4%)
Fast Retailing Co. Ltd.	14,000	7,799,976	0.5%
Hitachi Ltd.	264,700	12,010,447	0.7%
KDDI Corp.	492,100	14,544,985	0.9%
Nintendo Co. Ltd.	265,000	10,758,760	0.7%
Recruit Holdings Co. Ltd.	267,200	8,222,056	0.5%
Sony Group Corp.	328,700	22,165,764	1.4%
Tokyo Electron Ltd.	33,900	8,918,969	0.6%
Other Securities		231,845,918	14.4%

TOTAL JAPAN		316,266,875	19.7%

NETHERLANDS — (3.6%)
ASML Holding NV	25,123	11,784,863	0.7%
ASML Holding NV	66,262	31,303,494	1.9%
Wolters Kluwer NV	98,091	10,423,004	0.7%
Other Securities		8,696,272	0.6%

TOTAL NETHERLANDS		62,207,633	3.9%

NEW ZEALAND — (0.3%)
Other Securities		5,502,090	0.3%

NORWAY — (1.0%)
Equinor ASA	304,550	11,095,889	0.7%
Other Securities		6,816,324	0.4%

TOTAL NORWAY		17,912,213	1.1%

PORTUGAL — (0.1%)
Other Securities		2,472,556	0.2%

SINGAPORE — (1.0%)
DBS Group Holdings Ltd.	386,358	9,340,708	0.6%
Other Securities		7,523,948	0.5%

TOTAL SINGAPORE		16,864,656	1.1%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (1.6%)
Repsol SA	593,804	$8,078,386	0.5%
Other Securities		19,069,819	1.2%

TOTAL SPAIN		27,148,205	1.7%

SWEDEN — (2.5%)
Other Securities		42,420,867	2.6%

SWITZERLAND — (8.2%)
Givaudan SA	3,610	10,782,851	0.7%
Roche Holding AG	8,192	3,325,052	0.2%
Roche Holding AG	183,630	60,928,089	3.8%
Sika AG	49,049	11,059,359	0.7%
Other Securities		54,162,814	3.3%

TOTAL SWITZERLAND		140,258,165	8.7%

UNITED KINGDOM — (14.3%)
Anglo American PLC	335,117	10,038,162	0.6%
Ashtead Group PLC	224,550	11,697,488	0.7%
BAE Systems PLC	967,945	9,053,735	0.6%
Diageo PLC	80,730	3,322,238	0.2%
# Diageo PLC, Sponsored ADR	106,135	17,721,361	1.1%
Ferguson PLC	94,077	10,259,936	0.6%
Glencore PLC	1,388,177	7,958,514	0.5%
GSK PLC.	1,204,965	19,738,624	1.2%
Imperial Brands PLC	553,895	13,492,366	0.8%
Reckitt Benckiser Group PLC	131,666	8,737,877	0.5%
# RELX PLC, Sponsored ADR	334,644	9,022,002	0.6%
Rio Tinto PLC	94,176	4,921,790	0.3%
# Rio Tinto PLC, Sponsored ADR	251,488	13,416,885	0.8%
SSE PLC	648,002	11,580,364	0.7%
Unilever PLC	48,760	2,216,354	0.1%
Unilever PLC	62,170	2,837,577	0.2%
# Unilever PLC, Sponsored ADR	587,080	26,718,011	1.7%
Other Securities		61,732,778	4.0%

TOTAL UNITED KINGDOM		244,466,062	15.2%

TOTAL COMMON STOCKS		1,591,823,119	99.1%

PREFERRED STOCKS — (0.5%)
GERMANY — (0.5%)
Other Securities		8,380,467	0.5%

TOTAL INVESTMENT SECURITIES (Cost $1,645,167,059)		1,600,203,586

		Value†
SECURITIES LENDING COLLATERAL — (6.6%)
@§ The DFA Short Term Investment Fund	9,844,627	113,813,732	7.1%

TOTAL INVESTMENTS—(100.0%) (Cost $1,759,023,239)		$1,714,017,318	106.7%

INTERNATIONAL HIGH RELATIVE PROFITABILITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$25,548,895	$97,224,974	—	$122,773,869
Austria	—	2,776,158	—	2,776,158
Belgium	—	10,348,979	—	10,348,979
Canada	189,903,212	—	—	189,903,212
China	—	562,875	—	562,875
Denmark	—	56,165,563	—	56,165,563
Finland	—	18,946,685	—	18,946,685
France	1,942,479	138,022,638	—	139,965,117
Germany	—	93,962,001	—	93,962,001
Hong Kong	—	29,527,292	—	29,527,292
Ireland	3,049,317	5,374,016	—	8,423,333
Israel	1,412,677	10,165,651	—	11,578,328
Italy	3,589,675	27,780,710	—	31,370,385
Japan	—	316,266,875	—	316,266,875
Netherlands	31,303,494	30,904,139	—	62,207,633
New Zealand	—	5,502,090	—	5,502,090
Norway	—	17,912,213	—	17,912,213
Portugal	—	2,472,556	—	2,472,556
Singapore	—	16,864,656	—	16,864,656
Spain	—	27,148,205	—	27,148,205
Sweden	—	42,420,867	—	42,420,867
Switzerland	3,623,423	136,634,742	—	140,258,165
United Kingdom	69,713,115	174,752,947	—	244,466,062
Preferred Stocks
Germany	—	8,380,467	—	8,380,467
Securities Lending Collateral	—	113,813,732	—	113,813,732

TOTAL	$330,086,287	$1,383,931,031	—	$1,714,017,318

See accompanying Notes to Financial Statements.

WORLD EX U.S. VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company		$119,817,346
Investment in Dimensional Emerging Markets Value Fund		58,079,423
Investment in DFA International Small Cap Value Portfolio of DFA Investment Dimensions Group Inc	960,882	16,152,426

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $194,249,127)		$194,049,195

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$194,049,195	—	—	$194,049,195

TOTAL	$194,049,195	—	—	$194,049,195

See accompanying Notes to Financial Statements.

WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.2%)
AUSTRALIA — (4.5%)
BHP Group Ltd.	352,621	$8,470,028	0.3%
Commonwealth Bank of Australia	87,813	5,887,576	0.2%
Other Securities		130,988,672	4.2%

TOTAL AUSTRALIA		145,346,276	4.7%

AUSTRIA — (0.3%)
Other Securities		10,876,886	0.4%

BELGIUM — (0.8%)
Other Securities		24,505,995	0.8%

BRAZIL — (1.6%)
Vale SA	558,139	7,253,483	0.3%
Other Securities		43,819,411	1.3%

TOTAL BRAZIL		51,072,894	1.6%

CANADA — (8.0%)
Bank of Montreal	69,809	6,428,013	0.2%
Canadian National Railway Co.	42,191	4,997,102	0.2%
Canadian Natural Resources Ltd.	152,688	9,152,119	0.3%
Nutrien Ltd.	65,469	5,532,108	0.2%
Royal Bank of Canada	93,782	8,677,081	0.3%
Royal Bank of Canada	97,598	9,024,887	0.3%
Suncor Energy, Inc.	165,422	5,688,863	0.2%
Toronto-Dominion Bank	89,325	5,715,907	0.2%
Other Securities		204,390,427	6.4%

TOTAL CANADA		259,606,507	8.3%

CHILE — (0.1%)
Other Securities		4,431,245	0.1%

CHINA — (7.1%)
China Construction Bank Corp., Class H	12,746,000	6,764,152	0.2%
Tencent Holdings Ltd.	442,200	11,619,589	0.4%
Other Securities		213,438,944	6.8%

TOTAL CHINA		231,822,685	7.4%

COLOMBIA — (0.0%)
Other Securities		1,025,541	0.0%

CZECH REPUBLIC — (0.0%)
Other Securities		1,198,559	0.0%

DENMARK — (1.5%)
Novo Nordisk AS, Class B	142,160	15,457,234	0.5%
Other Securities		34,183,772	1.1%

TOTAL DENMARK		49,641,006	1.6%

EGYPT — (0.0%)
Other Securities		162,722	0.0%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
FINLAND — (1.0%)
Other Securities		$32,274,591	1.0%

FRANCE — (5.2%)
LVMH Moet Hennessy Louis Vuitton SE	21,810	13,761,992	0.5%
Orange SA	575,945	5,487,553	0.2%
# TotalEnergies SE	355,054	19,369,385	0.6%
Vinci SA	66,104	6,084,010	0.2%
Other Securities		123,807,332	3.9%

TOTAL FRANCE		168,510,272	5.4%

GERMANY — (4.1%)
BASF SE	130,893	5,873,252	0.2%
Bayer AG	122,338	6,432,658	0.2%
Deutsche Telekom AG	482,206	9,101,872	0.3%
Mercedes-Benz Group AG	117,589	6,806,234	0.2%
Other Securities		106,747,629	3.4%

TOTAL GERMANY		134,961,645	4.3%

GREECE — (0.1%)
Other Securities		2,638,296	0.1%

HONG KONG — (1.3%)
AIA Group Ltd.	833,400	6,312,830	0.2%
Other Securities		34,809,623	1.1%

TOTAL HONG KONG		41,122,453	1.3%

HUNGARY — (0.0%)
Other Securities		1,633,284	0.1%

INDIA — (5.7%)
Infosys Ltd.	301,896	5,632,610	0.2%
Reliance Industries Ltd.	235,961	7,270,140	0.3%
Other Securities		171,251,207	5.4%

TOTAL INDIA		184,153,957	5.9%

INDONESIA — (0.7%)
Other Securities		22,761,801	0.7%

IRELAND — (0.5%)
# CRH PLC, Sponsored ADR	191,724	6,942,326	0.2%
Other Securities		10,486,714	0.4%

TOTAL IRELAND		17,429,040	0.6%

ISRAEL — (0.7%)
Other Securities		24,275,886	0.8%

ITALY — (1.8%)
Eni SpA	388,066	5,096,749	0.2%
Stellantis NV	476,957	6,434,897	0.2%
Other Securities		45,535,683	1.4%

TOTAL ITALY		57,067,329	1.8%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
JAPAN — (14.1%)
Hitachi Ltd.	119,200	$5,408,558	0.2%
Sony Group Corp.	104,000	7,013,202	0.3%
Toyota Motor Corp.	907,715	12,594,182	0.4%
Other Securities		435,126,738	13.8%

TOTAL JAPAN		460,142,680	14.7%

MALAYSIA — (0.5%)
Other Securities		16,846,749	0.5%

MEXICO — (0.8%)
Other Securities		25,482,157	0.8%

NETHERLANDS — (2.0%)
ASML Holding NV	20,610	9,736,576	0.3%
Koninklijke Ahold Delhaize NV	198,063	5,523,626	0.2%
Other Securities		48,603,742	1.6%

TOTAL NETHERLANDS		63,863,944	2.1%

NEW ZEALAND — (0.3%)
Other Securities		8,487,603	0.3%

NORWAY — (0.7%)
Other Securities		22,459,223	0.7%

PERU — (0.0%)
Other Securities		341,571	0.0%

PHILIPPINES — (0.2%)
Other Securities		7,707,820	0.3%

POLAND — (0.2%)
Other Securities		7,137,048	0.2%

PORTUGAL — (0.2%)
Other Securities		6,189,656	0.2%

QATAR — (0.3%)
Other Securities		10,724,413	0.3%

SAUDI ARABIA — (1.1%)
Other Securities		35,711,761	1.2%

SINGAPORE — (0.7%)
Other Securities		22,860,164	0.7%

SOUTH AFRICA — (1.3%)
Other Securities		43,126,097	1.4%

SOUTH KOREA — (3.6%)
Samsung Electronics Co. Ltd.	661,530	27,532,762	0.9%
Other Securities		89,359,031	2.9%

TOTAL SOUTH KOREA		116,891,793	3.8%

SPAIN — (1.5%)
Repsol SA	395,910	5,386,144	0.2%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SPAIN — (Continued)
Other Securities		$41,923,084	1.3%

TOTAL SPAIN		47,309,228	1.5%

SWEDEN — (1.8%)
Other Securities		59,696,629	1.9%

SWITZERLAND — (5.1%)
ABB Ltd.	223,366	6,202,941	0.2%
Givaudan SA	1,803	5,385,452	0.2%
Nestle SA	146,245	15,920,055	0.5%
Novartis AG	88,289	7,141,760	0.2%
Novartis AG, Sponsored ADR	61,524	4,991,442	0.2%
Roche Holding AG	58,789	19,506,080	0.6%
Other Securities		105,807,368	3.4%

TOTAL SWITZERLAND		164,955,098	5.3%

TAIWAN — (4.8%)
Taiwan Semiconductor Manufacturing Co. Ltd.	1,170,000	14,065,978	0.5%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	129,369	7,962,662	0.3%
Other Securities		134,878,966	4.2%

TOTAL TAIWAN		156,907,606	5.0%

THAILAND — (0.8%)
Other Securities.		24,416,349	0.8%

TURKEY — (0.3%)
Other Securities		8,632,922	0.3%

UNITED ARAB EMIRATES — (0.4%)
Other Securities		11,966,771	0.4%

UNITED KINGDOM — (8.5%)
BP PLC, Sponsored ADR	338,022	11,249,372	0.4%
British American Tobacco PLC	141,356	5,582,636	0.2%
Glencore PLC	1,482,781	8,500,885	0.3%
# HSBC Holdings PLC, Sponsored ADR	230,666	5,976,556	0.2%
# Rio Tinto PLC, Sponsored ADR	172,914	9,224,962	0.3%
Shell PLC, Sponsored ADR	428,414	23,832,671	0.8%
# Unilever PLC, Sponsored ADR	116,930	5,321,484	0.2%
Other Securities		205,281,455	6.4%

TOTAL UNITED KINGDOM		274,970,021	8.8%

UNITED STATES — (0.0%)
Other Securities		945,358	0.0%

TOTAL COMMON STOCKS		3,064,291,531	98.1%

PREFERRED STOCKS — (0.7%)
BRAZIL — (0.4%)
Other Securities		11,626,826	0.4%

CHILE — (0.0%)
Other Securities		168,225	0.0%

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
COLOMBIA — (0.0%)
Other Securities		$168,281	0.0%

GERMANY — (0.3%)
Other Securities		9,081,770	0.3%

PHILIPPINES — (0.0%)
Other Security		34,233	0.0%

SOUTH KOREA — (0.0%)
Other Security		278	0.0%

THAILAND — (0.0%)
Other Security		115,176	0.0%

TOTAL PREFERRED STOCKS.		21,194,789	0.7%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		285	0.0%

BRAZIL — (0.0%)
Other Securities		3,311	0.0%

HONG KONG — (0.0%)
Other Security		103	0.0%

INDIA — (0.0%)
Other Security		9,300	0.0%

INDONESIA — (0.0%)
Other Security		479	0.0%

MALAYSIA — (0.0%)
Other Security		4,387	0.0%

SAUDI ARABIA — (0.0%)
Other Security		3,245	0.0%

SOUTH KOREA — (0.0%)
Other Securities		2,167	0.0%

TAIWAN — (0.0%)
Other Securities		10,035	0.0%

THAILAND — (0.0%)
Other Securities		462	0.0%

TOTAL RIGHTS/WARRANTS		33,774	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,168,683,871)		3,085,520,094

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
SECURITIES LENDING COLLATERAL — (5.1%)
@§ The DFA Short Term Investment Fund	14,470,830	$167,297,264	5.4%

TOTAL INVESTMENTS—(100.0%) (Cost $3,336,052,772)		$3,252,817,358	104.2%

As of October 31, 2022, World ex U.S. Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	128	12/16/22	$23,984,116	$24,851,200	$867,084

Total Futures Contracts			$23,984,116	$24,851,200	$867,084

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$7,272,824	$138,068,634	$4,818	$145,346,276
Austria	41,465	10,835,421	—	10,876,886
Belgium	537,208	23,968,787	—	24,505,995
Brazil	50,798,514	274,380	—	51,072,894
Canada	258,904,825	701,682	—	259,606,507
Chile	922,918	3,508,327	—	4,431,245
China	16,040,899	214,973,516	808,270	231,822,685
Colombia	964,595	60,946	—	1,025,541
Czech Republic	—	1,198,559	—	1,198,559
Denmark	—	49,641,006	—	49,641,006
Egypt	77,097	85,625	—	162,722
Finland	548,244	31,726,347	—	32,274,591
France	368,182	168,140,162	1,928	168,510,272
Germany	1,507,363	133,454,282	—	134,961,645
Greece	7,253	2,629,812	1,231	2,638,296
Hong Kong	467,105	40,604,384	50,964	41,122,453
Hungary	—	1,633,284	—	1,633,284
India	3,291,919	180,861,771	267	184,153,957
Indonesia	174,624	22,545,712	41,465	22,761,801
Ireland	6,942,326	10,486,714	—	17,429,040
Israel	2,949,430	21,326,456	—	24,275,886
Italy	578,714	56,488,615	—	57,067,329
Japan	1,732,396	458,410,284	—	460,142,680
Malaysia	—	16,846,592	157	16,846,749
Mexico	25,352,685	129,267	205	25,482,157
Netherlands	11,290,855	52,573,089	—	63,863,944
New Zealand	—	8,487,603	—	8,487,603
Norway	31,689	22,427,534	—	22,459,223
Peru	341,544	—	27	341,571
Philippines	23,089	7,684,731	—	7,707,820
Poland	—	7,137,048	—	7,137,048
Portugal	—	6,189,656	—	6,189,656
Qatar	—	10,724,413	—	10,724,413

WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Saudi Arabia	$35,081	$35,676,680	—		$35,711,761
Singapore	—	22,845,150	$15,014		22,860,164
South Africa	4,254,717	38,871,380	—		43,126,097
South Korea	560,925	116,240,174	90,694		116,891,793
Spain	426,884	46,882,344	—		47,309,228
Sweden	113,903	59,582,726	—		59,696,629
Switzerland	12,061,310	152,893,788	—		164,955,098
Taiwan	8,199,731	148,686,595	21,280		156,907,606
Thailand	23,832,210	584,139	—		24,416,349
Turkey	—	8,632,922	—		8,632,922
United Arab Emirates	—	11,966,771	—		11,966,771
United Kingdom	72,790,913	202,175,231	3,877		274,970,021
United States	301,845	643,513	—		945,358
Preferred Stocks
Brazil	11,606,098	20,728	—		11,626,826
Chile	—	168,225	—		168,225
Colombia	168,281	—	—		168,281
Germany	—	9,081,770	—		9,081,770
Philippines	—	34,233	—		34,233
South Korea	—	278	—		278
Thailand	115,176	—	—		115,176
Rights/Warrants
Australia	—	285	—		285
Brazil	—	3,311	—		3,311
Hong Kong	—	103	—		103
India	—	9,300	—		9,300
Indonesia	—	479	—		479
Malaysia	—	4,387	—		4,387
Saudi Arabia	—	3,245	—		3,245
South Korea	—	2,167	—		2,167
Taiwan	—	10,035	—		10,035
Thailand	—	462	—		462
Securities Lending Collateral	—	167,297,264	—		167,297,264
Futures Contracts**	867,084	—	—		867,084

TOTAL	$526,501,921	$2,726,142,324	$1,040,197	^	$3,253,684,442

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

WORLD EX U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (99.3%)
AUSTRALIA — (5.1%)
Incitec Pivot Ltd.	445,077	$1,070,388	0.2%
OZ Minerals Ltd.	93,959	1,454,860	0.3%
Whitehaven Coal Ltd.	222,477	1,292,323	0.2%
Other Securities		25,062,003	4.4%

TOTAL AUSTRALIA		28,879,574	5.1%

AUSTRIA — (0.6%)
Other Securities		3,602,917	0.6%

BELGIUM — (1.3%)
Ageas SA	52,470	1,816,416	0.3%
Other Securities		5,353,515	1.0%

TOTAL BELGIUM		7,169,931	1.3%

BRAZIL — (1.5%)
Other Securities		8,436,425	1.5%

CANADA — (8.9%)
AltaGas Ltd	69,373	1,251,143	0.2%
ARC Resources Ltd.	157,602	2,218,817	0.4%
iA Financial Corp., Inc.	30,644	1,705,456	0.3%
* MEG Energy Corp.	81,109	1,212,750	0.2%
Shaw Communications, Inc., Class B	49,246	1,265,130	0.2%
Tourmaline Oil Corp.	49,686	2,799,499	0.5%
West Fraser Timber Co. Ltd.	20,594	1,546,269	0.3%
Whitecap Resources, Inc.	159,435	1,235,828	0.2%
Yamana Gold, Inc.	275,277	1,208,321	0.2%
Other Securities		36,116,827	6.4%

TOTAL CANADA		50,560,040	8.9%

CHILE — (0.1%)
Other Securities		633,668	0.1%

CHINA — (5.8%)
Other Securities		32,973,778	5.8%

COLOMBIA — (0.0%)
Other Securities		132,549	0.0%

DENMARK — (1.7%)
Other Securities		9,498,918	1.7%

FINLAND — (1.4%)
Valmet Oyj	47,799	1,087,104	0.2%
Other Securities		6,922,780	1.2%

TOTAL FINLAND		8,009,884	1.4%

FRANCE — (3.9%)
Alstom SA	68,483	1,409,464	0.3%
Bouygues SA	39,233	1,119,362	0.2%
Carrefour SA	63,770	1,026,407	0.2%
Eiffage SA	20,030	1,811,148	0.3%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
FRANCE — (Continued)
* Renault SA	55,113	$1,696,885	0.3%
Other Securities		14,833,545	2.6%

TOTAL FRANCE		21,896,811	3.9%

GERMANY — (5.1%)
* Commerzbank AG	337,220	2,694,286	0.5%
Ω Covestro AG	58,959	2,001,423	0.4%
Fresenius Medical Care AG & Co. KGaA	47,923	1,325,578	0.2%
HeidelbergCement AG	41,205	1,894,885	0.3%
K&S AG	63,951	1,411,973	0.3%
Rheinmetall AG	7,900	1,284,158	0.2%
Other Securities		18,202,261	3.2%

TOTAL GERMANY		28,814,564	5.1%

GREECE — (0.1%)
Other Securities		616,920	0.1%

HONG KONG — (1.5%)
Other Securities		8,626,606	1.5%

HUNGARY — (0.0%)
Other Security		148,573	0.0%

INDIA — (6.2%)
UPL Ltd	117,632	1,041,029	0.2%
Other Securities		34,424,112	6.0%

TOTAL INDIA		35,465,141	6.2%

INDONESIA — (0.7%)
Other Securities		3,980,281	0.7%

IRELAND — (0.8%)
Bank of Ireland Group PLC	330,642	2,380,825	0.4%
Other Securities		2,158,573	0.4%

TOTAL IRELAND		4,539,398	0.8%

ISRAEL — (1.3%)
Other Securities		7,177,292	1.3%

ITALY — (2.6%)
Banco BPM SpA	394,306	1,192,980	0.2%
Mediobanca Banca di Credito Finanziario SpA	168,607	1,527,509	0.3%
Other Securities		11,846,773	2.1%

TOTAL ITALY		14,567,262	2.6%

JAPAN — (17.2%)
Concordia Financial Group Ltd.	366,700	1,118,883	0.2%
Sojitz Corp.	72,740	1,072,330	0.2%
Other Securities		95,329,039	16.8%

TOTAL JAPAN		97,520,252	17.2%

MALAYSIA — (0.6%)
Other Securities		3,122,991	0.6%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
MEXICO — (0.8%)
Other Securities		$4,250,539	0.8%

NETHERLANDS — (1.9%)
Ω ABN AMRO Bank NV	112,128	1,102,289	0.2%
Aegon NV	419,896	1,943,765	0.4%
ASR Nederland NV	43,712	1,924,765	0.3%
Other Securities		5,939,140	1.0%

TOTAL NETHERLANDS		10,909,959	1.9%

NEW ZEALAND — (0.2%)
Other Securities		1,385,842	0.2%

NORWAY — (0.9%)
Other Securities		4,990,076	0.9%

PHILIPPINES — (0.2%)
Other Securities		1,137,782	0.2%

POLAND — (0.2%)
Other Securities		1,009,810	0.2%

PORTUGAL — (0.3%)
Other Securities		1,971,152	0.3%

QATAR — (0.2%)
Other Securities		1,273,087	0.2%

SAUDI ARABIA — (1.3%)
Other Securities		7,309,539	1.3%

SINGAPORE — (0.7%)
Other Securities		3,951,060	0.7%

SOUTH AFRICA — (1.1%)
Other Securities		5,999,431	1.1%

SOUTH KOREA — (3.2%)
Other Securities		18,341,470	3.2%

SPAIN — (1.3%)
Banco de Sabadell SA	1,583,992	1,246,291	0.2%
Bankinter SA	197,117	1,192,352	0.2%
Other Securities		5,040,325	0.9%

TOTAL SPAIN		7,478,968	1.3%

SWEDEN — (1.5%)
Other Securities		8,644,257	1.5%

SWITZERLAND — (3.9%)
Baloise Holding AG	13,916	1,901,233	0.3%
Julius Baer Group Ltd.	31,228	1,498,284	0.3%
Swatch Group AG	7,058	1,585,999	0.3%
Swiss Prime Site AG	16,975	1,369,762	0.3%
Other Securities		15,801,712	2.7%

TOTAL SWITZERLAND		22,156,990	3.9%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (5.1%)
Other Securities		$29,148,900	5.1%

THAILAND — (0.7%)
Other Securities		3,912,834	0.7%

TURKEY — (0.2%)
Other Securities		1,296,493	0.2%

UNITED ARAB EMIRATES — (0.4%)
Emaar Properties PJSC	908,458	1,499,641	0.3%
Other Securities		1,009,511	0.1%

TOTAL UNITED ARAB EMIRATES		2,509,152	0.4%

UNITED KINGDOM — (8.7%)
Barratt Developments PLC	294,947	1,272,132	0.2%
Beazley PLC	157,957	1,132,838	0.2%
Centrica PLC	1,480,134	1,300,610	0.2%
DS Smith PLC	398,008	1,327,325	0.2%
J Sainsbury PLC	524,764	1,169,748	0.2%
Johnson Matthey PLC	46,446	1,030,989	0.2%
Kingfisher PLC	587,635	1,476,393	0.3%
Melrose Industries PLC	1,024,099	1,373,709	0.3%
Taylor Wimpey PLC	1,049,610	1,128,465	0.2%
Other Securities		38,162,505	6.7%

TOTAL UNITED KINGDOM		49,374,714	8.7%

UNITED STATES — (0.1%)
Other Securities		600,952	0.1%

TOTAL COMMON STOCKS		564,026,782	99.3%

PREFERRED STOCKS — (0.4%)
BRAZIL — (0.1%)
Other Securities		733,993	0.1%

GERMANY — (0.3%)
Other Securities		1,361,468	0.3%

PHILIPPINES — (0.0%)
Other Security		13,984	0.0%

SOUTH KOREA — (0.0%)
Other Securities		10,073	0.0%

THAILAND — (0.0%)
Other Security		44,710	0.0%

TOTAL PREFERRED STOCKS		2,164,228	0.4%

RIGHTS/WARRANTS — (0.0%)
INDONESIA — (0.0%)
Other Security		371	0.0%

MALAYSIA — (0.0%)
Other Securities		3,004	0.0%

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (0.0%)
Other Security		$3,118	0.0%

TAIWAN — (0.0%)
Other Securities		1,238	0.0%

THAILAND — (0.0%)
Other Securities		477	0.0%

TOTAL RIGHTS/WARRANTS		8,208	0.0%

TOTAL INVESTMENT SECURITIES (Cost $652,274,007)		566,199,218

		Value†
SECURITIES LENDING COLLATERAL — (0.3%)
@§ The DFA Short Term Investment Fund	138,334	1,599,274	0.3%

TOTAL INVESTMENTS—(100.0%) (Cost $653,873,721)		$567,798,492	100.0%

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$130,232	$28,749,342	—	$28,879,574
Austria	—	3,602,917	—	3,602,917
Belgium	493,178	6,676,753	—	7,169,931
Brazil	8,328,731	107,694	—	8,436,425
Canada	50,544,558	15,482	—	50,560,040
Chile	—	633,668	—	633,668
China	1,098,697	31,467,344	$407,737	32,973,778
Colombia	132,549	—	—	132,549
Denmark	—	9,498,918	—	9,498,918
Finland	—	8,009,884	—	8,009,884
France	—	21,896,811	—	21,896,811
Germany	—	28,814,564	—	28,814,564
Greece	1,075	615,845	—	616,920
Hong Kong	179,447	8,413,363	33,796	8,626,606
Hungary	—	148,573	—	148,573
India	47,950	35,417,021	170	35,465,141
Indonesia	—	3,971,559	8,722	3,980,281
Ireland	—	4,539,398	—	4,539,398
Israel	125,586	7,051,706	—	7,177,292
Italy	840,988	13,726,274	—	14,567,262
Japan	169,817	97,350,435	—	97,520,252
Malaysia	—	3,122,991	—	3,122,991
Mexico	4,127,575	122,964	—	4,250,539
Netherlands	546,460	10,363,499	—	10,909,959
New Zealand	—	1,385,842	—	1,385,842
Norway	152,505	4,837,571	—	4,990,076
Philippines	—	1,137,782	—	1,137,782
Poland	—	1,009,810	—	1,009,810
Portugal	—	1,971,152	—	1,971,152
Qatar	—	1,273,087	—	1,273,087

WORLD EX U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Saudi Arabia	$41,012	$7,268,527	—		$7,309,539
Singapore	—	3,950,379	$681		3,951,060
South Africa	500,752	5,498,679	—		5,999,431
South Korea	—	18,311,267	30,203		18,341,470
Spain	—	7,478,968	—		7,478,968
Sweden	9,497	8,634,760	—		8,644,257
Switzerland	—	22,156,990	—		22,156,990
Taiwan	21,964	29,116,678	10,258		29,148,900
Thailand	3,851,514	61,320	—		3,912,834
Turkey	—	1,296,493	—		1,296,493
United Arab Emirates	—	2,509,152	—		2,509,152
United Kingdom	50,807	49,318,348	5,559		49,374,714
United States	339,801	261,151	—		600,952
Preferred Stocks
Brazil	719,339	14,654	—		733,993
Germany	—	1,361,468	—		1,361,468
Philippines	—	13,984	—		13,984
South Korea	—	10,073	—		10,073
Thailand	44,710	—	—		44,710
Rights/Warrants
Indonesia	—	371	—		371
Malaysia	—	3,004	—		3,004
South Korea	—	3,118	—		3,118
Taiwan	—	1,238	—		1,238
Thailand	—	477	—		477
Securities Lending Collateral	—	1,599,274	—		1,599,274

TOTAL	$72,498,744	$494,802,622	$497,126	^	$567,798,492

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

WORLD CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	19,085,265	$585,917,648
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	21,323,624	260,574,682
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	5,689,986	103,159,443

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $755,679,500)		$949,651,773

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$949,651,773	—	—	$949,651,773

TOTAL	$949,651,773	—	—	$949,651,773

See accompanying Notes to Financial Statements.

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	5,479,170	$153,471,531
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	5,713,866	69,823,446
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	2,437,800	44,197,317

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $185,731,491)		$267,492,294

As of October 31, 2022, Selectively Hedged Global Equity Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	9,217,982	HKD	72,313,000	Societe Generale	11/14/22	$3,468
USD	259,057	NZD	433,658	Citibank, N.A.	11/15/22	6,870
NZD	22,030	USD	12,596	Citibank, N.A.	11/15/22	215
SEK	941,913	USD	83,956	Citibank, N.A.	11/17/22	1,435
USD	110,820	SEK	1,210,000	Citibank, N.A.	11/17/22	1,125
USD	1,754,501	SEK	18,850,040	UBS AG	11/17/22	45,610
USD	631,811	SGD	886,401	Societe Generale	12/12/22	5,493
USD	289,162	CHF	285,000	Bank of America Corp.	12/22/22	2,795
USD	248,862	CAD	336,000	Citibank, N.A.	12/22/22	2,083
USD	4,583,010	CHF	4,451,940	State Street Bank and Trust	12/22/22	109,726
USD	1,303,483	DKK	9,699,626	State Street Bank and Trust	01/03/23	8,717
USD	13,697,640	JPY	1,974,668,222	UBS AG	01/10/23	295,436

Total Appreciation						$482,973
HKD	5,775,000	USD	735,945	Societe Generale	11/14/22	$(63)
USD	4,399,343	CAD	6,041,449	State Street Bank and Trust	12/22/22	(37,871)
USD	83,474	DKK	626,000	HSBC Bank	01/03/23	(88)
USD	633,623	ILS	2,253,832	HSBC Bank	01/10/23	(8,133)
USD	619,497	NOK	6,527,873	Bank of America Corp.	01/17/23	(10,097)
USD	15,922,865	EUR	16,173,803	State Street Bank and Trust	01/18/23	(165,274)
USD	4,097,495	AUD	6,461,192	Morgan Stanley and Co. International	01/19/23	(46,399)
USD	7,930,686	GBP	6,992,402	Citibank, N.A.	01/23/23	(111,036)

Total (Depreciation)						$(378,961)

Total Appreciation (Depreciation)						$104,012

As of October 31, 2022, Selectively Hedged Global Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	17	12/16/22	$3,432,613	$3,300,550	$(132,063)

Total Futures Contracts			$3,432,613	$3,300,550	$(132,063)

SELECTIVELY HEDGED GLOBAL EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$267,492,294	—	—	$267,492,294
Forward Currency Contracts**	—	$104,012	—	104,012
Futures Contracts**	(132,063)	—	—	(132,063)

TOTAL	$267,360,231	$104,012	—	$267,464,243

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

EMERGING MARKETS PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$3,941,855,313

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$3,941,855,313

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS SMALL CAP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$3,511,977,837

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$3,511,977,837

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in Dimensional Emerging Markets Value Fund	$9,618,712,511

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$9,618,712,511

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (96.6%)
BRAZIL — (4.7%)
Petroleo Brasileiro SA	16,003,488	$103,044,432	0.5%
Petroleo Brasileiro SA, Sponsored ADR	776,944	8,942,625	0.1%
Petroleo Brasileiro SA, Sponsored ADR	1,228,197	15,745,486	0.1%
Vale SA	12,770,281	165,960,503	0.8%
Other Securities		715,852,064	3.3%

TOTAL BRAZIL		1,009,545,110	4.8%

CHILE — (0.5%)
Other Securities		107,394,133	0.5%

CHINA — (23.9%)
* Alibaba Group Holding Ltd.	9,442,600	73,415,334	0.4%
* Alibaba Group Holding Ltd., Sponsored ADR	2,168,694	137,885,565	0.7%
Bank of China Ltd., Class H	204,333,702	65,811,219	0.3%
China Construction Bank Corp., Class H	370,130,302	196,423,801	1.0%
China Merchants Bank Co. Ltd., Class H	15,457,146	50,605,146	0.3%
China Petroleum & Chemical Corp., Class H	144,228,400	57,161,513	0.3%
China Resources Land Ltd.	15,028,610	47,021,260	0.2%
CSPC Pharmaceutical Group Ltd.	47,200,400	48,482,432	0.3%
Industrial & Commercial Bank of China Ltd., Class H	189,988,725	82,486,520	0.4%
Lenovo Group Ltd.	54,200,000	43,317,052	0.2%
PetroChina Co. Ltd., Class H	141,510,000	54,131,395	0.3%
Ping An Insurance Group Co. of China Ltd., Class H	29,572,500	118,390,265	0.6%
Tencent Holdings Ltd.	15,853,500	416,578,820	2.0%
# Yum China Holdings, Inc.	1,340,150	55,415,202	0.3%
Other Securities		3,637,141,287	17.0%

TOTAL CHINA		5,084,266,811	24.3%

COLOMBIA — (0.1%)
Other Securities		23,264,568	0.1%

CZECH REPUBLIC — (0.1%)
Other Securities		26,171,069	0.1%

EGYPT — (0.0%)
Other Securities		8,280,521	0.1%

GREECE — (0.3%)
Other Securities		58,707,459	0.3%

HONG KONG — (0.0%)
Other Securities		1,022,743	0.0%

HUNGARY — (0.1%)
Other Securities		27,091,905	0.1%

INDIA — (18.3%)
* Adani Transmission Ltd.	1,316,212	53,352,277	0.3%
Axis Bank Ltd.	6,691,329	73,380,307	0.4%
Bharti Airtel Ltd.	6,547,243	65,844,249	0.3%
HCL Technologies Ltd.	3,068,049	38,529,778	0.2%
HDFC Bank Ltd.	5,287,973	95,917,177	0.5%
Housing Development Finance Corp. Ltd.	2,180,150	65,189,060	0.3%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
# ICICI Bank Ltd., Sponsored ADR	4,405,288	$97,092,548	0.5%
Infosys Ltd.	7,880,895	147,037,423	0.7%
# Infosys Ltd., Sponsored ADR	3,016,528	56,499,569	0.3%
ITC Ltd.	9,263,717	39,086,898	0.2%
Larsen & Toubro Ltd.	1,777,002	43,686,111	0.2%
Mahindra & Mahindra Ltd.	2,550,757	41,671,110	0.2%
Reliance Industries Ltd.	5,435,465	167,470,856	0.8%
Tata Consultancy Services Ltd.	2,268,008	87,173,506	0.4%
Other Securities		2,825,166,968	13.3%

TOTAL INDIA		3,897,097,837	18.6%

INDONESIA — (2.4%)
Bank Central Asia Tbk PT	88,689,000	50,133,884	0.3%
Other Securities		461,099,656	2.1%

TOTAL INDONESIA		511,233,540	2.4%

MALAYSIA — (1.7%)
Other Securities		354,089,493	1.7%

MEXICO — (2.7%)
# America Movil SAB de CV, Sponsored ADR, Class L	3,735,424	70,263,325	0.3%
# Grupo Financiero Banorte SAB de CV, Class O	5,618,112	45,734,881	0.2%
Other Securities		457,703,720	2.2%

TOTAL MEXICO		573,701,926	2.7%

PERU — (0.1%)
Other Securities		22,996,071	0.1%

PHILIPPINES — (0.8%)
Other Securities		175,483,284	0.8%

POLAND — (0.7%)
Other Securities		145,889,285	0.7%

QATAR — (0.8%)
Qatar National Bank QPSC	7,622,173	41,736,328	0.2%
Other Securities		127,923,282	0.6%

TOTAL QATAR		169,659,610	0.8%

SAUDI ARABIA — (4.3%)
* Al Rajhi Bank	2,891,961	65,577,726	0.3%
* Saudi Arabian Mining Co.	2,208,717	49,162,117	0.2%
Saudi Basic Industries Corp.	1,804,653	42,374,183	0.2%
Saudi Telecom Co.	3,909,678	42,004,778	0.2%
Other Securities		716,866,692	3.5%

TOTAL SAUDI ARABIA		915,985,496	4.4%

SOUTH AFRICA — (3.9%)
MTN Group Ltd.	9,331,749	65,951,691	0.3%
Other Securities		758,242,670	3.6%

TOTAL SOUTH AFRICA		824,194,361	3.9%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	SOUTH KOREA — (11.6%)
	Hyundai Motor Co.	333,785	$38,464,869	0.2%
	KB Financial Group, Inc.	1,155,887	38,894,509	0.2%
#	Samsung Electronics Co. Ltd.	15,458,884	643,396,027	3.1%
#	SK Hynix, Inc.	2,150,179	124,477,108	0.6%
	Other Securities		1,625,762,773	7.7%

TOTAL SOUTH KOREA			2,470,995,286	11.8%

	TAIWAN — (15.3%)
#	Hon Hai Precision Industry Co. Ltd.	20,491,403	65,082,262	0.3%
	MediaTek, Inc.	3,483,823	63,503,801	0.3%
	Taiwan Semiconductor Manufacturing Co. Ltd.	41,439,652	498,195,913	2.4%
Sponsored ADR	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	3,502,836	215,599,556	1.1%
#	United Microelectronics Corp.	35,252,441	42,389,687	0.2%
	Other Securities		2,380,820,232	11.3%

TOTAL TAIWAN			3,265,591,451	15.6%

	THAILAND — (2.5%)
	Other Securities		538,182,738	2.6%

	TURKEY — (0.7%)
	Other Securities		157,024,803	0.8%

	UNITED ARAB EMIRATES — (1.1%)
	Other Securities		227,165,659	1.1%

	UNITED KINGDOM — (0.0%)
	Other Security		47,262	0.0%

	UNITED STATES — (0.0%)
	Other Security		5,482,691	0.0%

TOTAL COMMON STOCKS			20,600,565,112	98.3%

	PREFERRED STOCKS — (1.4%)
	BRAZIL — (1.4%)
	Itau Unibanco Holding SA	8,752,363	51,509,406	0.3%
	Petroleo Brasileiro SA	22,001,222	126,968,624	0.6%
	Other Securities		105,277,168	0.5%

TOTAL BRAZIL			283,755,198	1.4%

	CHILE — (0.0%)
	Other Securities		2,311,051	0.0%

	COLOMBIA — (0.0%)
	Other Securities		5,490,540	0.0%

	PHILIPPINES — (0.0%)
	Other Security		737,556	0.0%

	SOUTH KOREA — (0.0%)
	Other Security		156,164	0.0%

	TAIWAN — (0.0%)
	Other Security		657,263	0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
THAILAND — (0.0%)
Other Security.		$780,921	0.0%

TOTAL PREFERRED STOCKS		293,888,693	1.4%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		74,716	0.0%

INDIA — (0.0%)
Other Security		154,070	0.0%

INDONESIA — (0.0%)
Other Security		8,990	0.0%

MALAYSIA — (0.0%)
Other Security		93,515	0.0%

SAUDI ARABIA — (0.0%)
Other Security		234,726	0.0%

SOUTH KOREA — (0.0%)
Other Securities		80,678	0.0%

TAIWAN — (0.0%)
Other Securities		73,176	0.0%

THAILAND — (0.0%)
Other Securities		9,133	0.0%

TOTAL RIGHTS/WARRANTS		729,004	0.0%

TOTAL INVESTMENT SECURITIES
(Cost $19,809,570,804)		20,895,182,809

		Value†
SECURITIES LENDING COLLATERAL — (2.0%)
@§ The DFA Short Term Investment Fund	36,710,117	424,405,666	2.0%

TOTAL INVESTMENTS—(100.0%) (Cost $20,234,153,262)		$21,319,588,475	101.7%

As of October 31, 2022, Emerging Markets Core Equity Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	942	12/16/22	$177,158,776	$182,889,300	$5,730,524

Total Futures Contracts			$177,158,776	$182,889,300	$5,730,524

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Brazil	$1,006,117,558	$3,427,552	—		$1,009,545,110
Chile	32,172,806	75,221,327	—		107,394,133
China	422,148,177	4,646,599,282	$15,519,352		5,084,266,811
Colombia	21,797,059	1,467,509	—		23,264,568
Czech Republic	—	26,171,069	—		26,171,069
Egypt	115,492	8,165,029	—		8,280,521
Greece	280,106	58,287,844	139,509		58,707,459
Hong Kong	—	1,022,743	—		1,022,743
Hungary	—	27,091,905	—		27,091,905
India	175,548,277	3,721,536,277	13,283		3,897,097,837
Indonesia	13,080,475	497,547,027	606,038		511,233,540
Malaysia	—	354,089,343	150		354,089,493
Mexico	570,637,306	3,041,887	22,733		573,701,926
Peru	22,995,632	—	439		22,996,071
Philippines	3,665,802	171,816,792	690		175,483,284
Poland	—	145,889,285	—		145,889,285
Qatar	—	169,659,610	—		169,659,610
Saudi Arabia	1,208,258	914,762,028	15,210		915,985,496
South Africa	73,897,560	750,296,801	—		824,194,361
South Korea	45,765,657	2,423,349,654	1,879,975		2,470,995,286
Taiwan	224,060,888	3,040,998,613	531,950		3,265,591,451
Thailand	523,565,825	14,616,913	—		538,182,738
Turkey	26,011	156,998,792	—		157,024,803
United Arab Emirates	—	227,165,659	—		227,165,659
United Kingdom	—	47,262	—		47,262
United States	—	5,482,691	—		5,482,691
Preferred Stocks
Brazil	283,425,480	329,718	—		283,755,198
Chile	—	2,311,051	—		2,311,051
Colombia	5,490,540	—	—		5,490,540
Philippines	—	737,556	—		737,556
South Korea	—	156,164	—		156,164
Taiwan	—	657,263	—		657,263
Thailand	780,921	—	—		780,921
Rights/Warrants
Brazil	—	74,716	—		74,716
India	—	154,070	—		154,070
Indonesia	—	8,990	—		8,990
Malaysia	—	93,515	—		93,515
Saudi Arabia	—	234,726	—		234,726
South Korea	—	80,678	—		80,678
Taiwan	—	73,176	—		73,176
Thailand	—	9,133	—		9,133
Securities Lending Collateral	—	424,405,666	—		424,405,666
Futures Contracts**	5,730,524	—	—		5,730,524

TOTAL	$3,432,510,354	$17,874,079,316	$18,729,329	^	$21,325,318,999

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

EMERGING MARKETS TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.7%)
BRAZIL — (5.4%)
Hypera SA	51,100	$502,641	0.3%
Rumo SA	176,928	758,336	0.4%
Vibra Energia SA	182,505	644,800	0.4%
Other Securities		8,434,086	4.3%

TOTAL BRAZIL		10,339,863	5.4%

CHILE — (0.4%)
Other Securities		818,273	0.4%

CHINA — (20.9%)
China National Building Material Co. Ltd., Class H	788,000	457,565	0.3%
Geely Automobile Holdings Ltd.	865,000	930,897	0.5%
Kingsoft Corp. Ltd.	164,200	497,221	0.3%
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	313,200	431,522	0.2%
Sinopharm Group Co. Ltd., Class H	263,200	499,320	0.3%
* Trip.com Group Ltd.	53,700	1,206,226	0.7%
Wharf Holdings Ltd.	220,000	629,969	0.4%
Other Securities		35,799,610	18.6%

TOTAL CHINA		40,452,330	21.3%

COLOMBIA — (0.0%)
Other Securities		100,700	0.1%

GREECE — (0.4%)
Other Securities		750,795	0.4%

INDIA — (20.3%)
* Adani Transmission Ltd.	25,846	1,047,660	0.6%
Bharat Electronics Ltd.	428,979	554,901	0.3%
Cholamandalam Investment & Finance Co. Ltd.	54,401	468,371	0.3%
Cipla Ltd.	57,177	807,122	0.4%
Dr Reddy’s Laboratories Ltd., ADR	14,776	802,485	0.4%
Federal Bank Ltd.	279,886	444,947	0.2%
GAIL India Ltd.	419,667	461,082	0.3%
Hero MotoCorp Ltd.	16,291	527,932	0.3%
IndusInd Bank Ltd.	46,184	638,799	0.4%
JSW Energy Ltd.	106,314	432,885	0.2%
Shriram Transport Finance Co. Ltd.	33,751	501,056	0.3%
Tata Consumer Products Ltd.	81,284	757,134	0.4%
UPL Ltd.	78,979	698,955	0.4%
Zee Entertainment Enterprises Ltd.	155,262	493,052	0.3%
Other Securities		30,513,929	15.8%

TOTAL INDIA		39,150,310	20.6%

INDONESIA — (2.5%)
Other Securities		4,790,159	2.5%

MALAYSIA — (1.8%)
Other Securities		3,504,747	1.9%

MEXICO — (2.2%)
Other Securities		4,251,029	2.2%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
PHILIPPINES — (0.7%)
Other Securities		$1,385,004	0.7%

POLAND — (0.6%)
Other Securities		1,202,377	0.6%

QATAR — (1.1%)
Other Securities		2,194,062	1.2%

SAUDI ARABIA — (4.5%)
Arab National Bank	107,826	925,879	0.5%
Bank Al-Jazira	85,886	534,358	0.3%
Etihad Etisalat Co.	69,362	675,279	0.4%
Sahara International Petrochemical Co.	54,473	586,449	0.3%
Saudi Investment Bank	98,381	474,588	0.3%
* Saudi Kayan Petrochemical Co.	156,893	549,596	0.3%
Yanbu National Petrochemical Co.	41,887	498,033	0.3%
Other Securities		4,456,664	2.2%

TOTAL SAUDI ARABIA		8,700,846	4.6%

SOUTH AFRICA — (3.7%)
Aspen Pharmacare Holdings Ltd.	60,599	498,483	0.3%
Nedbank Group Ltd.	62,252	736,989	0.4%
Other Securities		5,820,377	3.0%
TOTAL SOUTH AFRICA		7,055,849	3.7%
SOUTH KOREA — (11.3%)
* Hanwha Solutions Corp.	16,504	545,435	0.3%
Other Securities		21,247,101	11.2%

TOTAL SOUTH KOREA		21,792,536	11.5%

TAIWAN — (17.6%)
Asia Cement Corp.	410,000	474,077	0.3%
AUO Corp.	1,236,000	645,051	0.4%
Catcher Technology Co. Ltd.	107,000	562,078	0.3%
# Compal Electronics, Inc.	784,000	512,790	0.3%
Far Eastern New Century Corp.	561,000	559,153	0.3%
Innolux Corp.	1,648,005	604,376	0.3%
Lite-On Technology Corp.	265,000	524,761	0.3%
Pegatron Corp.	360,000	658,108	0.4%
Shanghai Commercial & Savings Bank Ltd.	302,000	434,670	0.2%
Shin Kong Financial Holding Co. Ltd.	2,347,698	582,046	0.3%
SinoPac Financial Holdings Co. Ltd.	1,557,420	777,082	0.4%
Taishin Financial Holding Co. Ltd.	1,726,532	708,556	0.4%
Walsin Lihwa Corp.	437,607	484,068	0.3%
Yageo Corp.	54,122	613,581	0.3%
Other Securities		25,795,665	13.4%

TOTAL TAIWAN		33,936,062	17.9%

THAILAND — (2.3%)
Other Securities		4,403,992	2.3%

TURKEY — (1.0%)
Other Securities		1,895,539	1.0%

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
UNITED ARAB EMIRATES — (2.0%)
Aldar Properties PJSC	631,225	$742,492	0.4%
Emaar Properties PJSC	777,690	1,283,775	0.7%
Other Securities		1,777,186	0.9%

TOTAL UNITED ARAB EMIRATES		3,803,453	2.0%

TOTAL COMMON STOCKS		190,527,926	100.3%

PREFERRED STOCKS — (0.4%)
BRAZIL — (0.4%)
Other Securities		785,297	0.4%

PHILIPPINES — (0.0%)
Other Security		13,120	0.0%

THAILAND — (0.0%)
Other Security		85,386	0.1%

TOTAL PREFERRED STOCKS		883,803	0.5%

RIGHTS/WARRANTS — (0.0%)
INDONESIA — (0.0%)
Other Security		233	0.0%

MALAYSIA — (0.0%)
Other Security		2,374	0.0%

SOUTH KOREA — (0.0%)
Other Securities		1,778	0.0%

TAIWAN — (0.0%)
Other Securities		9,210	0.0%

TOTAL RIGHTS/WARRANTS		13,595	0.0%

TOTAL INVESTMENT SECURITIES (Cost $204,323,991)		191,425,324

		Value†
SECURITIES LENDING COLLATERAL — (0.9%)
@§ The DFA Short Term Investment Fund	144,101	1,665,954	0.9%

TOTAL INVESTMENTS—(100.0%) (Cost $205,990,546)		$193,091,278	101.7%

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$10,267,333	$72,530	—	$10,339,863
Chile	—	818,273	—	818,273
China	1,842,332	38,335,145	$274,853	40,452,330
Colombia	100,700	—	—	100,700
Greece	1,241	749,554	—	750,795

EMERGING MARKETS TARGETED VALUE PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
India	$967,941	$38,182,369	—		$39,150,310
Indonesia	—	4,783,535	$6,624		4,790,159
Malaysia	—	3,504,747	—		3,504,747
Mexico	3,954,965	296,064	—		4,251,029
Philippines	—	1,385,004	—		1,385,004
Poland	—	1,202,377	—		1,202,377
Qatar	—	2,194,062	—		2,194,062
Saudi Arabia	17,844	8,683,002	—		8,700,846
South Africa	231,595	6,824,254	—		7,055,849
South Korea	—	21,760,523	32,013		21,792,536
Taiwan	19,960	33,901,463	14,639		33,936,062
Thailand	4,337,608	66,384	—		4,403,992
Turkey	—	1,895,539	—		1,895,539
United Arab Emirates	—	3,793,994	9,459		3,803,453
Preferred Stocks
Brazil	785,297	—	—		785,297
Philippines	—	13,120	—		13,120
Thailand	85,386	—	—		85,386
Rights/Warrants
Indonesia	—	233	—		233
Malaysia	—	2,374	—		2,374
South Korea	—	1,778	—		1,778
Taiwan	—	9,210	—		9,210
Securities Lending Collateral	—	1,665,954	—		1,665,954

TOTAL	$22,612,202	$170,141,488	$337,588	^	$193,091,278

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

				Percentage
		Shares	Value»	of Net Assets‡
	COMMON STOCKS — (97.0%)
	BRAZIL — (6.8%)
	Petroleo Brasileiro SA	322,824	$2,078,623	0.5%
	Petroleo Brasileiro SA, Sponsored ADR	116,653	1,342,676	0.3%
	Petroleo Brasileiro SA, Sponsored ADR	83,286	1,067,727	0.3%
#	Vale SA, Sponsored ADR	258,814	3,349,053	0.8%
	Other Securities		21,327,422	5.0%

	TOTAL BRAZIL		29,165,501	6.9%

	CHILE — (0.7%)
	Other Securities		2,899,353	0.7%

	COLOMBIA — (0.2%)
	Other Securities		670,002	0.2%

	CZECH REPUBLIC — (0.1%)
	Other Securities		585,166	0.1%

	EGYPT — (0.0%)
	Other Security		126,476	0.0%

	GREECE — (0.4%)
	Other Securities		1,742,300	0.4%

	HUNGARY — (0.2%)
	Other Securities		785,146	0.2%

	INDIA — (24.2%)
	Axis Bank Ltd.	191,239	2,097,218	0.5%
	Bajaj Finance Ltd.	13,464	1,164,138	0.3%
	Bharti Airtel Ltd.	211,484	2,126,850	0.5%
	HCL Technologies Ltd.	83,557	1,049,342	0.3%
	HDFC Bank Ltd.	133,718	2,425,476	0.6%
	Housing Development Finance Corp. Ltd.	66,733	1,995,396	0.5%
	ICICI Bank Ltd., Sponsored ADR	119,069	2,624,281	0.6%
	Infosys Ltd.	240,612	4,489,207	1.1%
	Infosys Ltd., Sponsored ADR	66,993	1,254,779	0.3%
	ITC Ltd.	254,201	1,072,564	0.3%
	Kotak Mahindra Bank Ltd.	41,798	962,200	0.2%
	Larsen & Toubro Ltd.	58,735	1,443,951	0.4%
	Mahindra & Mahindra Ltd.	60,182	983,179	0.2%
	Reliance Industries Ltd.	45,741	1,409,315	0.3%
Ω	Reliance Industries Ltd., GDR	38,821	2,370,022	0.6%
	Tata Consultancy Services Ltd.	51,433	1,976,887	0.5%
	Tata Steel Ltd.	838,000	1,023,263	0.3%
	Titan Co. Ltd.	28,688	958,476	0.2%
	Other Securities		72,922,110	16.9%

	TOTAL INDIA		104,348,654	24.6%

	INDONESIA — (3.3%)
	Bank Central Asia Tbk PT	1,991,500	1,125,750	0.3%
	Bank Mandiri Persero Tbk PT	1,802,300	1,217,549	0.3%
	Other Securities		11,833,856	2.7%

	TOTAL INDONESIA		14,177,155	3.3%

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

CONTINUED

				Percentage
		Shares	Value»	of Net Assets‡
	MALAYSIA — (2.1%)
	Other Securities		$8,961,785	2.1%

	MEXICO — (2.8%)
	America Movil SAB de CV, Sponsored ADR, Class L	104,835	1,971,946	0.5%
	Grupo Financiero Banorte SAB de CV, Class O	162,996	1,326,888	0.3%
	Other Securities		8,962,693	2.1%

	TOTAL MEXICO		12,261,527	2.9%

	PERU — (0.1%)
	Other Securities		237,093	0.1%

	PHILIPPINES — (1.0%)
	Other Securities		4,112,812	1.0%

	POLAND — (0.8%)
	Other Securities		3,537,189	0.8%

	QATAR — (1.6%)
	Qatar National Bank QPSC	329,993	1,806,925	0.4%
	Other Securities		5,216,024	1.3%

	TOTAL QATAR.		7,022,949	1.7%

	SAUDI ARABIA — (5.9%)
*	Al Rajhi Bank	89,608	2,031,939	0.5%
*	Saudi Arabian Mining Co.	68,181	1,517,588	0.4%
Ω	Saudi Arabian Oil Co.	133,379	1,237,826	0.3%
	Saudi Basic Industries Corp.	69,634	1,635,042	0.4%
	Saudi Telecom Co.	127,633	1,371,263	0.3%
	Other Securities		17,744,710	4.1%

	TOTAL SAUDI ARABIA		25,538,368	6.0%

	SOUTH AFRICA — (4.6%)
	Sasol Ltd.	59,057	992,751	0.2%
	Other Securities		18,745,655	4.4%

	TOTAL SOUTH AFRICA		19,738,406	4.6%

	SOUTH KOREA — (15.2%)
	Hyundai Motor Co.	10,521	1,212,424	0.3%
	KB Financial Group, Inc.	29,343	987,365	0.3%
	Kia Corp.	26,819	1,246,300	0.3%
	POSCO Holdings, Inc.	7,405	1,290,623	0.3%
	Samsung Electronics Co. Ltd.	262,210	10,913,134	2.6%
	Samsung Electronics Co. Ltd., GDR	5,450	5,632,575	1.4%
	Shinhan Financial Group Co. Ltd.	46,251	1,175,541	0.3%
	SK Hynix, Inc.	60,505	3,502,726	0.8%
	Other Securities		39,357,126	9.1%

	TOTAL SOUTH KOREA		65,317,814	15.4%

	TAIWAN — (20.4%)
	ASE Technology Holding Co. Ltd.	391,000	965,437	0.2%
	CTBC Financial Holding Co. Ltd.	1,750,000	1,105,539	0.3%
	Hon Hai Precision Industry Co. Ltd.	485,000	1,540,397	0.4%
	MediaTek, Inc.	122,000	2,223,840	0.5%
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,544,000	18,562,282	4.4%

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
TAIWAN — (Continued)
Other Securities		$63,673,583	14.9%

TOTAL TAIWAN		88,071,078	20.7%

THAILAND — (3.3%)
PTT PCL	1,000,500	946,348	0.2%
Other Securities		13,291,591	3.2%

TOTAL THAILAND		14,237,939	3.4%

TURKEY — (1.4%)
Other Securities		5,854,911	1.4%

UNITED ARAB EMIRATES — (1.9%)
Emirates Telecommunications Group Co. PJSC	193,788	1,361,953	0.3%

Other Securities		6,750,905	1.6%

TOTAL UNITED ARAB EMIRATES		8,112,858	1.9%

TOTAL COMMON STOCKS		417,504,482	98.4%

PREFERRED STOCKS — (1.5%)
BRAZIL — (1.5%)
Itau Unibanco Holding SA	229,500	1,350,653	0.3%
Petroleo Brasileiro SA	393,214	2,269,230	0.6%
Other Securities		2,618,132	0.6%

TOTAL BRAZIL		6,238,015	1.5%

CHILE — (0.0%)
Other Securities		160,446	0.0%

COLOMBIA — (0.0%)
Other Securities		50,643	0.0%

TOTAL PREFERRED STOCKS.		6,449,104	1.5%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		1,566	0.0%

INDIA — (0.0%)
Other Security		3,126	0.0%

INDONESIA — (0.0%)
Other Security		179	0.0%

MALAYSIA — (0.0%)
Other Security		1,996	0.0%

SAUDI ARABIA — (0.0%)
Other Security		5,664	0.0%

SOUTH KOREA — (0.0%)
Other Securities		4,477	0.0%

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

CONTINUED

			Percentage
	Shares	Value»	of Net Assets‡
TAIWAN — (0.0%)
Other Securities		$5,466	0.0%

TOTAL RIGHTS/WARRANTS		22,474	0.0%

TOTAL INVESTMENT SECURITIES (Cost $500,395,215)		423,976,060

		Value†
SECURITIES LENDING COLLATERAL — (1.5%)
@§ The DFA Short Term Investment Fund	574,173	6,638,018	1.6%

TOTAL INVESTMENTS—(100.0%) (Cost $507,035,752)		$430,614,078	101.5%

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$29,003,617	$161,884	—	$29,165,501
Chile	1,017,344	1,882,009	—	2,899,353
Colombia	654,172	15,830	—	670,002
Czech Republic	—	585,166	—	585,166
Egypt	126,476	—	—	126,476
Greece	1,253	1,741,047	—	1,742,300
Hungary	—	785,146	—	785,146
India	9,276,266	95,072,388	—	104,348,654
Indonesia	107,496	14,066,877	$2,782	14,177,155
Malaysia	—	8,961,785	—	8,961,785
Mexico	12,261,527	—	—	12,261,527
Peru	237,093	—	—	237,093
Philippines	120,730	3,992,082	—	4,112,812
Poland	—	3,537,189	—	3,537,189
Qatar	—	7,022,949	—	7,022,949
Saudi Arabia	24,185	25,514,183	—	25,538,368
South Africa	2,040,160	17,698,246	—	19,738,406
South Korea	6,281,726	58,994,492	41,596	65,317,814
Taiwan	810,599	87,260,479	—	88,071,078
Thailand	13,768,163	469,776	—	14,237,939
Turkey	—	5,854,911	—	5,854,911
United Arab Emirates	—	8,112,858	—	8,112,858
Preferred Stocks
Brazil	6,219,649	18,366	—	6,238,015
Chile	—	160,446	—	160,446
Colombia	50,643	—	—	50,643
Rights/Warrants
Brazil	—	1,566	—	1,566
India	—	3,126	—	3,126
Indonesia	—	179	—	179
Malaysia	—	1,996	—	1,996
Saudi Arabia	—	5,664	—	5,664
South Korea	—	4,477	—	4,477

EMERGING MARKETS EX CHINA CORE EQUITY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Taiwan	—	$5,466	—		$5,466
Securities Lending Collateral	—	6,638,018	—		6,638,018

TOTAL	$82,001,099	$348,568,601	$44,378	^	$430,614,078

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	Large Cap International Portfolio*	International Core Equity Portfolio*	Global Small Company Portfolio	International Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	$82,880	$9,250,230
Investment Securities at Value (including $271,051, $1,674,248, $0 and $0 of securities on loan, respectively)	$4,736,653	$25,829,542	—	—
Temporary Cash Investments at Value & Cost	—	—	—	60,674
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $246,175, $1,477,224, $0 and $0, respectively)	246,081	1,476,616	—	—
Segregated Cash for Futures Contracts	2,630	12,540	—	2,820
Foreign Currencies at Value	34,338	194,770	—	—
Cash	5,714	58,431	51	—
Receivables:
Investment Securities Sold	22,789	115,742	—	—
Dividends, Interest and Tax Reclaims	22,495	124,940	—	172
Securities Lending Income	208	1,580	—	—
Fund Shares Sold	5,574	18,797	1	18,258
Unrealized Gain on Foreign Currency Contracts	8	—	—	—
Prepaid Expenses and Other Assets	33	239	3	63

Total Assets	5,076,523	27,833,197	82,935	9,332,217

LIABILITIES:
Payables:
Upon Return of Securities Loaned	249,563	1,565,282	—	—
Investment Securities Purchased	—	15,669	—	—
Fund Shares Redeemed	4,704	36,527	—	9,425
Due to Advisor	560	4,344	10	1,934
Futures Margin Variation	727	1,771	—	398
Unrealized Loss on Foreign Currency Contracts	7	—	—	—
Accrued Expenses and Other Liabilities	284	1,398	5	365

Total Liabilities	255,845	1,624,991	15	12,122

NET ASSETS	$4,820,678	$26,208,206	$82,920	$9,320,095

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares - based on net assets of $4,820,678; $26,208,206; $82,920 and $9,320,095 and shares outstanding of 228,945,808, 2,144,659,375, 6,620,977 and 585,184,804, respectively	$21.06	$12.22	$12.52	$15.93

NUMBER OF SHARES AUTHORIZED	1,500,000,000	7,000,000,000	100,000,000	3,000,000,000

Investments in Affiliated Investment Companies at Cost	$—	$—	$79,350	N/A

Investment Securities at Cost	$4,069,492	$25,579,747	N/A	N/A

Foreign Currencies at Cost	$34,350	$197,143	$—	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$4,638,134	$27,030,210	$80,078	$10,058,928
Total Distributable Earnings (Loss)	182,544	(822,004)	2,842	(738,833)

NET ASSETS	$4,820,678	$26,208,206	$82,920	$9,320,095

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio	Continental Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$267,617	$230,258	$18,406	$616,480
Receivables:
Fund Shares Sold	—	—	—	15
Prepaid Expenses and Other Assets	9	8	8	9

Total Assets	267,626	230,266	18,414	616,504

LIABILITIES:
Payables:
Fund Shares Redeemed	—	—	6	32
Due to Advisor	56	49	7	125
Accrued Expenses and Other Liabilities	19	15	3	24

Total Liabilities	75	64	16	181

NET ASSETS	$267,551	$230,202	$18,398	$616,323

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $267,551; $230,202; $18,398 and $616,323 and shares outstanding of 14,318,191, 13,233,989, 925,079 and 25,955,141, respectively	$18.69	$17.39	$19.89	$23.75

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,000,000,000	1,000,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$284,996	$283,447	$25,349	$667,576
Total Distributable Earnings (Loss)	(17,445)	(53,245)	(6,951)	(51,253)

NET ASSETS	$267,551	$230,202	$18,398	$616,323

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	DFA International Real Estate Securities Portfolio*	DFA Global Real Estate Securities Portfolio*	DFA International Small Cap Value Portfolio*	International Vector Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$3,036,868	—	—
Investment Securities at Value (including $278,311, $189,598, $355,881 and $193,585 of securities on loan, respectively)	$4,375,092	4,788,337	$9,478,103	$2,848,525
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $260,057, $194,392, $279,355 and $159,496, respectively)	259,980	194,324	279,235	159,430
Segregated Cash for Futures Contracts	2,130	1,720	6,798	900
Foreign Currencies at Value	35,964	—	92,939	3,314
Cash	10,399	44,231	24,751	20,867
Receivables:
Investment Securities Sold	39,092	13,536	17,417	6,569
Dividends, Interest and Tax Reclaims	21,545	3,323	60,938	14,708
Securities Lending Income	285	53	348	213
Fund Shares Sold	11,321	16,303	9,704	4,690
Prepaid Expenses and Other Assets	14	65	75	75

Total Assets	4,755,822	8,098,760	9,970,308	3,059,291

LIABILITIES:
Payables:
Upon Return of Securities Loaned	299,241	207,964	294,176	165,207
Investment Securities Purchased	—	11,647	—	122
Fund Shares Redeemed	2,569	6,679	6,032	9,629
Due to Advisor	877	779	3,137	714
Futures Margin Variation	794	243	1,312	470
Accrued Expenses and Other Liabilities	193	375	951	218

Total Liabilities	303,674	227,687	305,608	176,360

NET ASSETS	$4,452,148	$7,871,073	$9,664,700	$2,882,931

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $4,452,148; $7,871,073; $9,664,700 and $2,882,931 and shares outstanding of 1,317,084,678, 798,063,859, 575,085,885 and 270,161,942, respectively	$3.38	$9.86	$16.81	$10.67

NUMBER OF SHARES AUTHORIZED	4,000,000,000	3,000,000,000	4,600,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$3,904,561	$—	$—

Investment Securities at Cost	$5,316,255	$4,359,991	$10,024,140	$2,790,322

Foreign Currencies at Cost	$36,138	$—	$91,827	$3,304

NET ASSETS CONSIST OF:
Paid-In Capital	$6,452,281	$8,122,995	$10,331,070	$2,852,170
Total Distributable Earnings (Loss)	(2,000,133)	(251,922)	(666,370)	30,761

NET ASSETS	$4,452,148	$7,871,073	$9,664,700	$2,882,931

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	International High Relative Profitability Portfolio*	World ex U.S. Value Portfolio	World ex U.S. Core Equity Portfolio*	World ex U.S. Targeted Value Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$194,049	—	—
Investment Securities at Value (including $118,618, $0, $205,779 and $4,638 of securities on loan, respectively)	$1,600,204	—	$3,085,520	$566,199
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $113,856, $0, $167,369 and $1,600, respectively)	113,814	—	167,297	1,599
Segregated Cash for Futures Contracts	—	—	1,280	—
Foreign Currencies at Value	1,460	—	19,235	409
Cash	272	232	—	683
Receivables:
Investment Securities Sold	14,747	—	19,579	364
Dividends, Interest and Tax Reclaims	6,017	—	11,497	2,815
Securities Lending Income	82	—	236	13
Fund Shares Sold	1,384	10	1,950	710
Futures Margin Variation	44	—	—	—
Unrealized Gain on Foreign Currency Contracts	—	—	3	—
Prepaid Expenses and Other Assets	21	16	14	23

Total Assets	1,738,045	194,307	3,306,611	572,815

LIABILITIES:
Payables:
Upon Return of Securities Loaned	128,519	—	175,641	1,876
Investment Securities Purchased	—	—	95	4
Fund Shares Redeemed	2,434	19	954	2,415
Due to Advisor	337	22	654	192
Futures Margin Variation	—	—	363	—
Unrealized Loss on Foreign Currency Contracts	—	—	1	—
Deferred Taxes Payable	—	—	6,517	676
Accrued Expenses and Other Liabilities	121	7	326	95

Total Liabilities	131,411	48	184,551	5,258

NET ASSETS	$1,606,634	$194,259	$3,122,060	$567,557

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,606,634; $194,259; $3,122,060 and $567,557 and shares outstanding of 158,787,777, 19,167,782, 301,635,921 and 51,502,884, respectively	$10.12	$10.14	$10.35	$11.02

NUMBER OF SHARES AUTHORIZED	500,000,000	1,000,000,000	1,500,000,000	1,000,000,000

Investments in Affiliated Investment Companies at Cost	$—	$194,249	$—	$—

Investment Securities at Cost	$1,645,167	N/A	$3,168,684	$652,274

Foreign Currencies at Cost	$1,468	$—	$19,871	$394

NET ASSETS CONSIST OF:
Paid-In Capital	$1,707,462	$204,707	$3,250,371	$665,983
Total Distributable Earnings (Loss)	(100,828)	(10,448)	(128,311)	(98,426)

NET ASSETS	$1,606,634	$194,259	$3,122,060	$567,557

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$949,652	$267,492	$3,941,855	$3,511,978
Segregated Cash for Futures Contracts	—	170	—	—
Cash	—	2,999	—	—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	743	—	—	—
Dividends and Interest	1	—	—	—
Fund Shares Sold	516	17	7,231	3,878
Unrealized Gain on Forward Currency Contracts	—	483	—	—
Prepaid Expenses and Other Assets	8	18	49	30

Total Assets	950,920	271,179	3,949,135	3,515,886

LIABILITIES:
Payables:
Due to Custodian	50	—	—	—
Fund Shares Redeemed	1,787	46	9,508	2,829
Due to Advisor	36	10	638	979
Futures Margin Variation	—	24	—	—
Unrealized Loss on Forward Currency Contracts	—	379	—	—
Accrued Expenses and Other Liabilities	30	12	208	169

Total Liabilities	1,903	471	10,354	3,977

NET ASSETS	$949,017	$270,708	$3,938,781	$3,511,909

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $949,017; $270,708; $3,938,781 and $3,511,909 and shares outstanding of 52,015,659, 14,966,292, 172,920,833 and 187,198,138, respectively	$18.24	$18.09	$22.78	$18.76

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$755,680	$185,731	N/A	N/A

NET ASSETS CONSIST OF:
Paid-In Capital	$770,696	$170,614	$3,097,945	$3,681,224
Total Distributable Earnings (Loss)	178,321	100,094	840,836	(169,315)

NET ASSETS	$949,017	$270,708	$3,938,781	$3,511,909

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Value Portfolio	Emerging Markets Core Equity Portfolio*	Emerging Markets Targeted Value Portfolio*	Emerging Markets ex China Core Equity Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$9,618,713	—	—	—
Investment Securities at Value (including $0, $1,050,726, $3,524 and $6,684 of securities on loan, respectively)	—	$20,895,182	$191,425	$423,976
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $424,582, $1,667 and $6,641, respectively)	—	424,406	1,666	6,638
Segregated Cash for Futures Contracts	—	9,420	—	—
Foreign Currencies at Value	—	170,221	501	936
Cash	—	29,782	—	1,557
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	37,153	1,162	281
Dividends and Interest	—	24,426	175	373
Securities Lending Income	—	3,213	13	8
Fund Shares Sold	17,320	48,382	444	1,096
Due from Advisor	—	—	—	76
Unrealized Gain on Foreign Currency Contracts	—	—	—	1
Deferred Offering Costs	—	—	—	4
Prepaid Expenses and Other Assets	71	174	19	29

Total Assets	9,636,104	21,642,359	195,405	434,975

LIABILITIES:
Payables:
Due to Custodian	—	—	8	—
Upon Return of Securities Loaned	—	436,254	1,691	6,829
Investment Securities/Affiliated Investment Companies Purchased	—	6,762	85	1,330
Fund Shares Redeemed	20,166	69,671	1,448	2,275
Due to Advisor	2,344	6,036	86	—
Line of Credit	—	—	916	—
Futures Margin Variation	—	1,330	—	—
Unrealized Loss on Foreign Currency Contracts	—	1	1	1
Deferred Taxes Payable	—	150,588	1,201	—
Accrued Expenses and Other Liabilities	513	3,142	43	93

Total Liabilities	23,023	673,784	5,479	10,528

NET ASSETS	$9,613,081	$20,968,575	$189,926	$424,447

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $12,956; $0; $0 and $0 and shares outstanding of 541,782, 0, 0 and 0, respectively	$23.91	N/A	N/A	N/A

NUMBER OF SHARES AUTHORIZED	200,000,000	N/A	N/A	N/A

Institutional Class Shares — based on net assets of $9,600,125; $20,968,575; $189,926 and $424,447 and shares outstanding of 398,774,576, 1,156,722,142, 20,443,999 and 54,695,607, respectively	$24.08	$18.13	$9.29	$7.76

NUMBER OF SHARES AUTHORIZED	3,000,000,000	5,000,000,000	500,000,000	500,000,000

Investment Securities at Cost	N/A	$19,809,571	$204,324	$500,395

Foreign Currencies at Cost	$—	$171,829	$529	$936

NET ASSETS CONSIST OF:
Paid-In Capital	$11,465,637	$22,326,559	$198,484	$521,039
Total Distributable Earnings (Loss)	(1,852,556)	(1,357,984)	(8,558)	(96,592)

NET ASSETS	$9,613,081	$20,968,575	$189,926	$424,447

*	See Note K in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	Large Cap International Portfolio#	International Core Equity Portfolio#	Global Small Company Portfolio*	International Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $118 and $32,864, respectively)	—	—	$1,111	$351,462
Income from Securities Lending	—	—	66	11,450
Expenses Allocated from Affiliated Investment Companies	—	—	(59)	(13,461)

Income Distributions Received from Affiliated Investment Companies	—	—	562	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	—	1,680	349,451

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $16,759, $96,986, $0 and $0, respectively)	$180,893	$1,071,227	—	—
Income from Securities Lending	1,993	17,140	—	—

Total Fund Investment Income	182,886	1,088,367	—	—

Fund Expenses
Investment Management Fees	7,664	62,092	332	30,411
Accounting & Transfer Agent Fees	766	4,813	17	1,604
Custodian Fees	486	3,126	3	—
Filing Fees	70	378	22	216
Shareholders’ Reports	113	685	7	584
Directors’/Trustees’ Fees & Expenses	25	137	2	46
Professional Fees	124	695	1	100
Previously Waived Fees Recovered by Advisor (Note C)	—	—	2	—
Other	203	1,066	3	203

Total Fund Expenses	9,451	72,992	389	33,164

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	205	—
Fees Paid Indirectly (Note C)	197	624	1	—

Net Expenses	9,254	72,368	183	33,164

Net Investment Income (Loss)	173,632	1,015,999	1,497	316,287

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	—	3,071	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(72,788)	425,701	—	—
Affiliated Investment Companies Shares Sold	(41)	(333)	(1,418)	—
Transactions Allocated from Affiliated Investment Company**	—	—	(2,875)	164,767
Futures	(12,682)	(44,185)	34	(19,889)
Foreign Currency Transactions	(5,948)	(47,812)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,377,779)	(9,090,912)	—	—
Affiliated Investment Companies Shares	(125)	(769)	(7,951)	—
Transactions Allocated from Affiliated Investment Company	—	—	(8,701)	(3,930,327)
Futures	(202)	(3,107)	—	271
Translation of Foreign Currency-Denominated Amounts	(977)	(7,919)	—	—

Net Realized and Unrealized Gain (Loss)	(1,470,542)	(8,769,336)	(17,840)	(3,785,178)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,296,910)	$(7,753,337)	$(16,343)	$(3,468,891)

**	Net of foreign capital gain taxes withheld of $0, $0, $22 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*	Continental Small Company Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $928, $150, $6 and $3,259, respectively)	$8,375	$13,262	$1,155	$22,414
Income from Securities Lending	173	864	2	846
Expenses Allocated from Affiliated Investment Companies	(384)	(400)	(31)	(963)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	8,164	13,726	1,126	22,297

Fund Expenses
Investment Management Fees	1,184	1,191	104	2,836
Accounting & Transfer Agent Fees	51	52	7	123
Filing Fees	20	20	15	20
Shareholders’ Reports	9	8	4	12
Directors’/Trustees’ Fees & Expenses	2	2	—	5
Professional Fees	4	5	—	9
Previously Waived Fees Recovered by Advisor (Note C)	—	—	27	—
Other	3	5	2	8

Total Fund Expenses	1,273	1,283	159	3,013

Fees Waived, Expenses Reimbursed by Advisor (Note C)	321	324	36	770

Net Expenses	952	959	123	2,243

Net Investment Income (Loss)	7,212	12,767	1,003	20,054

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	12,397	14,514	(2,989)	(26,021)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(107,385)	(124,402)	(9,155)	(261,540)

Net Realized and Unrealized Gain (Loss)	(94,988)	(109,888)	(12,144)	(287,561)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(87,776)	$(97,121)	$(11,141)	$(267,507)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio#	DFA Global Real Estate Securities Portfolio#	DFA International Small Cap Value Portfolio#	International Vector Equity Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Income Distributions Received from Affiliated Investment Companies	—	$286,842	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	286,842	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $26,518, $0, $38,277 and $11,032, respectively)	$211,565	123,483	$405,509	$115,262
Income from Securities Lending	2,682	172	3,973	2,307

Total Fund Investment Income	214,247	123,655	409,482	117,569

Fund Expenses
Investment Management Fees	13,090	19,216	47,060	10,613
Accounting & Transfer Agent Fees	393	1,581	1,593	600
Custodian Fees	698	42	2,368	522
Filing Fees	43	147	152	81
Shareholders’ Reports	61	346	185	84
Directors’/Trustees’ Fees & Expenses	24	64	50	17
Professional Fees	91	115	285	72
Previously Waived Fees Recovered by Advisor (Note C)	—	68	—	—
Other	145	131	400	124

Total Fund Expenses	14,545	21,710	52,093	12,113

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	8,559	—	—
Fees Paid Indirectly (Note C)	211	30	101	107

Net Expenses	14,334	13,121	51,992	12,006

Net Investment Income (Loss)	199,913	397,376	357,490	105,563

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	8,517	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(97,218)	71,264	16,007	(2,689)
Affiliated Investment Companies Shares Sold	(101)	196,468	9	(9)
Futures	(4,273)	174	(36,186)	(3,680)
Foreign Currency Transactions	(5,807)	—	(19,023)	(5,208)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,783,196)	(1,350,594)	(2,899,988)	(921,097)
Affiliated Investment Companies Shares	(106)	(1,630,271)	(167)	(86)
Futures	171	1,144	(1,079)	(387)
Translation of Foreign Currency-Denominated Amounts	(1,176)	—	(2,550)	(575)

Net Realized and Unrealized Gain (Loss)	(1,891,706)	(2,703,298)	(2,942,977)	(933,731)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,691,793)	$(2,305,922)	$(2,585,487)	$(828,168)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	International High Relative Profitability Portfolio#	World ex U.S. Value Portfolio*	World ex U.S. Core Equity Portfolio#	World ex U.S. Targeted Value Portfolio#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $972, $0 and $0, respectively)	—	$9,534	—	—
Income from Securities Lending	—	129	—	—
Expenses Allocated from Affiliated Investment Companies	—	(416)	—	—

Income Distributions Received from Affiliated Investment Companies	—	807	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	—	10,054	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $5,664, $0, $13,158 and $2,745, respectively)	$68,642	—	$126,791	$24,077
Income from Securities Lending	685	—	2,677	197

Total Fund Investment Income	69,327	—	129,468	24,274

Fund Expenses
Investment Management Fees	5,033	815	9,126	2,895
Accounting & Transfer Agent Fees	370	8	584	156
Custodian Fees	208	25	835	376
Filing Fees	60	23	47	36
Shareholders’ Reports	137	10	65	50
Directors’/Trustees’ Fees & Expenses	24	1	27	6
Professional Fees	42	4	136	52
Other	90	5	171	53

Total Fund Expenses	5,964	891	10,991	3,624

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	447	—	—
Fees Paid Indirectly (Note C)	19	—	34	21

Net Expenses	5,945	444	10,957	3,603

Net Investment Income (Loss)	63,382	9,610	118,511	20,671

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	195	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(55,920)	—	77,983	(12,143)
Affiliated Investment Companies Shares Sold	(25)	636	(24)	(1)
Transactions Allocated from Affiliated Investment Company**	—	(201)	—	—
Futures	291	(44)	(3,864)	174
Foreign Currency Transactions	(936)	—	(4,896)	(839)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(536,106)	—	(1,093,022)	(177,379)
Affiliated Investment Companies Shares	(47)	(6,125)	(95)	(1)
Transactions Allocated from Affiliated Investment Company	—	(42,768)	—	—
Futures	—	—	(167)	(46)
Translation of Foreign Currency-Denominated Amounts	(283)	—	(568)	71

Net Realized and Unrealized Gain (Loss)	(593,026)	(48,307)	(1,024,653)	(190,164)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(529,644)	$(38,697)	$(906,142)	$(169,493)

**	Net of foreign capital gain taxes withheld of $0, $75, $223 and $429, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	World Core Equity Portfolio	Selectively Hedged Global Equity Portfolio	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $0, $0, $21,119 and $17,151, respectively)	—	$12	$171,152	$124,897
Income from Securities Lending	—	—	4,373	16,543
Expenses Allocated from Affiliated Investment Companies	—	—	(7,914)	(11,593)

Income Distributions Received from Affiliated Investment Companies	$23,655	7,067	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	23,655	7,079	167,611	129,847

Fund Expenses
Investment Management Fees	2,274	732	14,892	23,202
Accounting & Transfer Agent Fees	156	58	664	468
Custodian Fees	2	1	—	—
Filing Fees	25	23	110	51
Shareholders’ Reports	28	11	173	48
Directors’/Trustees’ Fees & Expenses	8	2	22	20
Professional Fees	10	1	67	54
Previously Waived Fees Recovered by Advisor (Note C)	34	—	—	—
Other	16	5	55	35

Total Fund Expenses	2,553	833	15,983	23,878

Fees Waived, Expenses Reimbursed by Advisor (Note C)	1,860	608	5,136	8,926
Fees Paid Indirectly (Note C)	—	2	—	—

Net Expenses	693	223	10,847	14,952

Net Investment Income (Loss)	22,962	6,856	156,764	114,895

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	16,695	6,687	—	—
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	(8,828)	3,300	—	—
Transactions Allocated from Affiliated Investment Company**	—	—	17,009	98,361
Futures	(6)	(251)	—	—
Forward Currency Contracts	—	11,432	—	—
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	(213,117)	(71,420)	—	—
Transactions Allocated from Affiliated Investment Company	—	—	(1,618,027)	(1,298,644)
Futures	—	(234)	—	—
Forward Currency Contracts	—	(243)	—	—

Net Realized and Unrealized Gain (Loss)	(205,256)	(50,729)	(1,601,018)	(1,200,283)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(182,294)	$(43,873)	$(1,444,254)	$(1,085,388)

**	Net of foreign capital gain taxes withheld of $0, $0, $4,859 and $9,037, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	Emerging Markets Value Portfolio*	Emerging Markets Core Equity Portfolio#	Emerging Markets Targeted Value Portfolio#	Emerging Markets ex China Core Equity Portfolioʊ#
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies
Dividends (Net of Foreign Taxes Withheld of $62,596, $0, $0 and $0,respectively)	$571,745	—	—	—
Interest	312	—	—	—
Income from Securities Lending	12,239	—	—	—
Expenses Allocated from Affiliated Investment Companies	(17,755)	—	—	—

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	566,541	—	—	—

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $109,966, $996 and $1,862,respectively)	—	$952,313	$6,904	$12,546
Income from Securities Lending	—	38,970	185	58

Total Fund Investment Income	—	991,283	7,089	12,604

Fund Expenses
Investment Management Fees	46,138	87,610	1,092	1,146
Accounting & Transfer Agent Fees	1,056	3,691	45	78
Custodian Fees	—	13,276	138	438
Shareholder Servicing Fees
Class R2 Shares	34	—	—	—
Filing Fees	140	314	29	18
Shareholders’ Reports	152	780	23	21
Directors’/Trustees’ Fees & Expenses	59	123	2	6
Professional Fees	139	493	38	16
Organizational & Offering Costs	—	—	—	105
Other	78	1,554	11	57

Total Fund Expenses	47,796	107,841	1,378	1,885

Fees Waived, Expenses Reimbursed by Advisor (Note C)	—	—	—	384
Class R2 Shares	14	—	—	—
Institutional Class Shares	11,796	—	—	—
Fees Paid Indirectly (Note C)	—	150	10	13

Net Expenses	35,986	107,691	1,368	1,488

Net Investment Income (Loss)	530,555	883,592	5,721	11,116

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	—	75,499	5,284	(19,163)
Affiliated Investment Companies Shares Sold	—	(37)	(1)	—
Transactions Allocated from Affiliated Investment Company**	351,369	—	—	—
Futures	—	(37,872)	(135)	(495)
Foreign Currency Transactions	—	(25,138)	(127)	(256)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	(8,179,321)	(60,418)	(76,418)
Affiliated Investment Companies Shares	—	(254)	(1)	(3)
Transactions Allocated from Affiliated Investment Company	(3,262,606)	—	—	—
Futures	—	(2,325)	(54)	—
Translation of Foreign Currency-Denominated Amounts	—	(7)	259	(1)

Net Realized and Unrealized Gain (Loss)	(2,911,237)	(8,169,455)	(55,193)	(96,336)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,380,682)	$(7,285,863)	$(49,472)	$(85,220)

**	Net of foreign capital gain taxes withheld of $11,422, $11,895, $349 and $6, respectively.
ʊ	The Portfolio commenced operations on November 15, 2021.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Large Cap International Portfolio		International Core Equity Portfolio		Global Small Company Portfolio***
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$173,632	$152,804	$1,015,999	$828,078	$1,497	$1,172
Capital Gain Distributions Received from Investment Securities	—	—	—	—	3,071	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(72,788)	88,328	425,701	210,041	—	—
Affiliated Investment Companies Shares Sold	(41)	(10)	(333)	(21)	(1,418)	336
Transactions Allocated from Affiliated Investment Company*,**	—	—	—	—	(2,875)	2,035
Futures	(12,682)	14,606	(44,185)	79,338	34	35
Foreign Currency Transactions	(5,948)	515	(47,812)	769	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,377,779)	1,375,966	(9,090,912)	8,427,366	—	—
Affiliated Investment Companies Shares	(125)	(9)	(769)	(71)	(7,951)	14,525
Transactions Allocated from Affiliated Investment Company	—	—	—	—	(8,701)	5,844
Futures	(202)	2,380	(3,107)	10,863	—	—
Translation of Foreign Currency-Denominated Amounts	(977)	(315)	(7,919)	(1,813)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,296,910)	1,634,265	(7,753,337)	9,554,550	(16,343)	23,947

Distributions:
Institutional Class Shares	(180,306)	(144,492)	(1,137,900)	(761,635)	(3,556)	(727)
Capital Share Transactions (1):
Shares Issued	1,451,460	711,780	6,677,971	5,674,163	23,030	44,864
Shares Issued in Lieu of Cash Distributions	166,053	134,111	1,093,925	732,468	3,556	727
Shares Redeemed	(1,351,800)	(1,003,971)	(7,302,036)	(5,535,524)	(23,398)	(12,748)

Net Increase (Decrease) from Capital Share Transactions	265,713	(158,080)	469,860	871,107	3,188	32,843

Total Increase (Decrease) in Net Assets	(1,211,503)	1,331,693	(8,421,377)	9,664,022	(16,711)	56,063
Net Assets
Beginning of Year	6,032,181	4,700,488	34,629,583	24,965,561	99,631	43,568

End of Year	$4,820,678	$6,032,181	$26,208,206	$34,629,583	$82,920	$99,631

(1) Shares Issued and Redeemed:
Shares Issued	60,402	26,957	474,529	365,542	1,720	3,098
Shares Issued in Lieu of Cash Distributions	7,097	5,054	80,934	47,003	241	58
Shares Redeemed	(56,865)	(38,575)	(529,452)	(359,922)	(1,759)	(886)

Net Increase (Decrease) from Shares Issued and Redeemed	10,634	(6,564)	26,011	52,623	202	2,270

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $22, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $5, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International Small		Japanese Small		Asia Pacific Small
	Company Portfolio***		Company Portfolio***		Company Portfolio***
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$316,287	$238,915	$7,212	$8,010	$12,767	$13,100
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	164,767	837,220	12,397	17,921	14,514	49,285
Futures	(19,889)	26,350	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(3,930,327)	2,927,439	(107,385)	31,604	(124,402)	75,175
Futures	271	3,416	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(3,468,891)	4,033,340	(87,776)	57,535	(97,121)	137,560

Distributions:
Institutional Class Shares	(851,167)	(220,133)	(18,487)	(10,581)	(42,269)	(12,808)
Capital Share Transactions (1):
Shares Issued	2,335,205	2,604,837	25,594	19,129	4,042	13,533
Shares Issued in Lieu of Cash Distributions	834,024	214,868	18,485	10,580	42,264	12,805
Shares Redeemed	(2,994,929)	(3,315,191)	(50,102)	(163,522)	(58,204)	(148,282)

Net Increase (Decrease) from Capital Share Transactions	174,300	(495,486)	(6,023)	(133,813)	(11,898)	(121,944)

Total Increase (Decrease) in Net Assets	(4,145,758)	3,317,721	(112,286)	(86,859)	(151,288)	2,808
Net Assets
Beginning of Year	13,465,853	10,148,132	379,837	466,696	381,490	378,682

End of Year	$9,320,095	$13,465,853	$267,551	$379,837	$230,202	$381,490

(1) Shares Issued and Redeemed:
Shares Issued	123,348	116,406	1,240	736	194	520
Shares Issued in Lieu of Cash Distributions	41,490	10,453	765	418	1,874	559
Shares Redeemed	(157,815)	(151,391)	(2,408)	(6,381)	(2,997)	(5,727)

Net Increase (Decrease) from Shares Issued and Redeemed	7,023	(24,532)	(403)	(5,227)	(929)	(4,648)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio***		Continental Small Company Portfolio***		DFA International Real Estate Securities Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,003	$658	$20,054	$13,506	$199,913	$185,202
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	—	—	—	—	(97,218)	(56,022)
Affiliated Investment Companies Shares Sold	—	—	—	—	(101)	(43)
Transactions Allocated from Affiliated Investment Company*,**	(2,989)	1,117	(26,021)	44,052	—	—
Futures	—	—	—	—	(4,273)	13,260
Foreign Currency Transactions	—	—	—	—	(5,807)	(485)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	—	—	—	—	(1,783,196)	1,378,475
Affiliated Investment Companies Shares	—	—	—	—	(106)	(2)
Transactions Allocated from Affiliated Investment Company	(9,155)	7,530	(261,540)	216,160	—	—
Futures	—	—	—	—	171	3,086
Translation of Foreign Currency-Denominated Amounts	—	—	—	—	(1,176)	(414)

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,141)	9,305	(267,507)	273,718	(1,691,793)	1,523,057

Distributions:
Institutional Class Shares	(1,908)	(589)	(37,480)	(13,461)	(447,007)	—
Capital Share Transactions (1):
Shares Issued	2,169	26,424	69,996	76,760	1,001,675	714,047
Shares Issued in Lieu of Cash Distributions	1,908	588	37,477	13,460	444,430	—
Shares Redeemed	(16,763)	(8,462)	(53,922)	(20,462)	(842,621)	(896,488)

Net Increase (Decrease) from Capital Share Transactions	(12,686)	18,550	53,551	69,758	603,484	(182,441)

Total Increase (Decrease) in Net Assets	(25,735)	27,266	(251,436)	330,015	(1,535,316)	1,340,616
Net Assets
Beginning of Year	44,133	16,867	867,759	537,744	5,987,464	4,646,848

End of Year	$18,398	$44,133	$616,323	$867,759	$4,452,148	$5,987,464

(1) Shares Issued and Redeemed:
Shares Issued	97	855	2,142	2,229	242,147	148,690
Shares Issued in Lieu of Cash Distributions	71	20	1,270	418	96,826	—
Shares Redeemed	(634)	(274)	(2,058)	(622)	(209,429)	(192,731)

Net Increase (Decrease) from Shares Issued and Redeemed	(466)	601	1,354	2,025	129,544	(44,041)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Real Estate Securities Portfolio		DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$397,376	$124,365	$357,490	$261,889	$105,563	$82,679
Capital Gain Distributions Received from Investment Securities	8,517	1,045	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	71,264	43,747	16,007	541,397	(2,689)	191,536
Affiliated Investment Companies Shares Sold	196,468	60,992	9	(1)	(9)	(7)
Futures	174	1,671	(36,186)	26,234	(3,680)	(437)
Foreign Currency Transactions	—	—	(19,023)	1,071	(5,208)	49
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,350,594)	1,755,986	(2,899,988)	3,392,048	(921,097)	860,557
Affiliated Investment Companies Shares	(1,630,271)	1,097,358	(167)	(25)	(86)	(8)
Futures	1,144	—	(1,079)	9,695	(387)	826
Translation of Foreign Currency-Denominated Amounts	—	—	(2,550)	(1,012)	(575)	(279)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,305,922)	3,085,164	(2,585,487)	4,231,296	(828,168)	1,134,916

Distributions:
Institutional Class Shares	(480,433)	(186,953)	(516,572)	(258,254)	(187,309)	(74,200)
Capital Share Transactions (1):
Shares Issued	2,104,042	2,211,113	2,106,642	1,538,249	877,531	397,948
Shares Issued in Lieu of Cash Distributions	461,594	179,038	455,244	226,985	186,180	73,824
Shares Redeemed	(2,445,794)	(1,976,601)	(2,579,838)	(2,841,493)	(882,093)	(538,557)

Net Increase (Decrease) from Capital Share Transactions	119,842	413,550	(17,952)	(1,076,259)	181,618	(66,785)

Total Increase (Decrease) in Net Assets	(2,666,513)	3,311,761	(3,120,011)	2,896,783	(833,859)	993,931
Net Assets
Beginning of Year	10,537,586	7,225,825	12,784,711	9,887,928	3,716,790	2,722,859

End of Year	$7,871,073	$10,537,586	$9,664,700	$12,784,711	$2,882,931	$3,716,790

(1) Shares Issued and Redeemed:
Shares Issued	180,469	189,077	109,457	74,227	73,372	29,258
Shares Issued in Lieu of Cash Distributions	35,644	16,811	23,531	11,757	14,949	5,458
Shares Redeemed	(210,655)	(168,470)	(135,322)	(140,273)	(74,366)	(39,764)

Net Increase (Decrease) from Shares Issued and Redeemed	5,458	37,418	(2,334)	(54,289)	13,955	(5,048)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	International High Relative Profitability Portfolio		World ex U.S.Value Portfolio***		World ex U.S. Core Equity Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$63,382	$45,392	$9,610	$9,084	$118,511	$98,566
Capital Gain Distributions Received from Investment Securities	—	—	195	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(55,920)	43,197	—	—	77,983	21,498
Affiliated Investment Companies Shares Sold	(25)	(6)	636	252	(24)	(2)
Transactions Allocated from Affiliated Investment Company*,**	—	—	(201)	8,125	—	—
Futures	291	2,062	(44)	—	(3,864)	8,882
Foreign Currency Transactions	(936)	(81)	—	—	(4,896)	(357)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(536,106)	399,054	—	—	(1,093,022)	991,909
Affiliated Investment Companies Shares	(47)	(2)	(6,125)	7,908	(95)	(6)
Transactions Allocated from Affiliated Investment Company	—	—	(42,768)	68,735	—	—
Futures	—	145	—	—	(167)	1,632
Translation of Foreign Currency-Denominated Amounts	(283)	(61)	—	—	(568)	(210)

Net Increase (Decrease) in Net Assets Resulting from Operations	(529,644)	489,700	(38,697)	94,104	(906,142)	1,121,912

Distributions:
Institutional Class Shares	(79,006)	(43,180)	(10,666)	(8,755)	(119,142)	(98,429)
Capital Share Transactions (1):
Shares Issued	699,881	559,296	40,039	60,323	732,628	608,060
Shares Issued in Lieu of Cash Distributions	77,582	42,393	10,666	8,749	118,577	97,865
Shares Redeemed	(745,903)	(339,830)	(115,749)	(52,670)	(793,027)	(850,479)

Net Increase (Decrease) from Capital Share Transactions	31,560	261,859	(65,044)	16,402	58,178	(144,554)

Total Increase (Decrease) in Net Assets	(577,090)	708,379	(114,407)	101,751	(967,106)	878,929
Net Assets
Beginning of Year	2,183,724	1,475,345	308,666	206,915	4,089,166	3,210,237

End of Year	$1,606,634	$2,183,724	$194,259	$308,666	$3,122,060	$4,089,166

(1) Shares Issued and Redeemed:
Shares Issued	57,992	42,975	3,535	4,967	60,965	45,421
Shares Issued in Lieu of Cash Distributions	6,680	3,204	952	723	10,302	7,267
Shares Redeemed	(64,934)	(25,822)	(9,687)	(4,335)	(65,101)	(64,633)

Net Increase (Decrease) from Shares Issued and Redeemed	(262)	20,357	(5,200)	1,355	6,166	(11,945)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $75 and $223, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $84 and $16, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	World ex U.S. Targeted Value Portfolio		World Core Equity Portfolio		Selectively Hedged Global Equity Portfolio
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$20,671	$15,690	$22,962	$16,261	$6,856	$5,395
Capital Gain Distributions Received from Investment Securities	—	—	16,695	—	6,687	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(12,143)	42,367	—	—	—	—
Affiliated Investment Companies Shares Sold	(1)	—	(8,828)	10,552	3,300	15,611
Futures	174	81	(6)	(18)	(251)	1,247
Foreign Currency Transactions	(839)	(148)	—	—	—	—
Forward Currency Contracts	—	—	—	—	11,432	694
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(177,379)	161,265	—	—	—	(19)
Affiliated Investment Companies Shares	(1)	1	(213,117)	283,947	(71,420)	88,688
Futures	(46)	46	—	—	(234)	196
Translation of Foreign Currency-Denominated Amounts	71	(40)	—	—	—	—
Forward Currency Contracts	—	—	—	—	(243)	121

Net Increase (Decrease) in Net Assets Resulting from Operations	(169,493)	219,262	(182,294)	310,742	(43,873)	111,933

Distributions:
Institutional Class Shares	(56,676)	(13,862)	(31,168)	(16,210)	(21,529)	(6,934)
Capital Share Transactions (1):
Shares Issued	303,674	137,451	287,694	205,873	39,834	40,778
Shares Issued in Lieu of Cash Distributions.	56,609	13,840	30,117	15,000	21,408	6,900
Shares Redeemed	(340,881)	(90,425)	(244,046)	(196,293)	(73,839)	(92,479)

Net Increase (Decrease) from Capital Share Transactions	19,402	60,866	73,765	24,580	(12,597)	(44,801)

Total Increase (Decrease) in Net Assets	(206,767)	266,266	(139,697)	319,112	(77,999)	60,198
Net Assets
Beginning of Year	774,324	508,058	1,088,714	769,602	348,707	288,509

End of Year	$567,557	$774,324	$949,017	$1,088,714	$270,708	$348,707

(1) Shares Issued and Redeemed:
Shares Issued	24,012	9,413	14,000	9,724	2,058	2,016
Shares Issued in Lieu of Cash Distributions	4,258	921	1,512	711	1,017	372
Shares Redeemed	(27,420)	(6,235)	(11,765)	(9,418)	(3,709)	(4,584)

Net Increase (Decrease) from Shares Issued and Redeemed	850	4,099	3,747	1,017	(634)	(2,196)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $429, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $341, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio***		Emerging Markets Small Cap Portfolio***		Emerging Markets Value Portfolio***
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$156,764	$140,092	$114,895	$114,098	$530,555	$420,462
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	17,009	398,700	98,361	592,687	351,369	675,824
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(1,618,027)	691,616	(1,298,644)	923,652	(3,262,606)	3,251,339

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,444,254)	1,230,408	(1,085,388)	1,630,437	(2,380,682)	4,347,625

Distributions:
Class R2 Shares	—	—	—	—	(643)	(349)
Institutional Class Shares	(372,779)	(122,695)	(329,169)	(128,503)	(558,273)	(381,943)

Total Distributions	(372,779)	(122,695)	(329,169)	(128,503)	(558,916)	(382,292)

Capital Share Transactions (1):
Shares Issued	1,486,746	1,466,367	598,832	453,465	1,872,666	1,803,325
Shares Issued in Lieu of Cash Distributions	359,767	118,246	308,292	120,830	536,547	368,413
Shares Redeemed	(2,315,886)	(2,119,497)	(1,096,582)	(1,840,038)	(3,128,244)	(5,474,850)

Net Increase (Decrease) from Capital Share Transactions	(469,373)	(534,884)	(189,458)	(1,265,743)	(719,031)	(3,303,112)

Total Increase (Decrease) in Net Assets	(2,286,406)	572,829	(1,604,015)	236,191	(3,658,629)	662,221
Net Assets
Beginning of Year	6,225,187	5,652,358	5,115,924	4,879,733	13,271,710	12,609,489

End of Year	$3,938,781	$6,225,187	$3,511,909	$5,115,924	$9,613,081	$13,271,710

(1) Shares Issued and Redeemed:
Shares Issued	53,138	43,254	26,598	18,380	64,891	58,117
Shares Issued in Lieu of Cash Distributions	12,564	3,525	13,241	5,119	19,778	12,138
Shares Redeemed	(81,119)	(62,966)	(49,181)	(75,078)	(106,929)	(175,638)

Net Increase (Decrease) from Shares Issued and Redeemed	(15,417)	(16,187)	(9,342)	(51,579)	(22,260)	(105,383)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $4,859, $9,037 and $11,422, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $49, $2,304 and $11,984, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Core Equity Portfolio		Emerging Markets Targeted Value Portfolio		Emerging Markets ex China Core Equity Portfolio
					Period
					Nov 15,
	Year	Year	Year	Year	2021 ʊ
	Ended	Ended	Ended	Ended	to
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$883,592	$670,994	$5,721	$5,084	$11,116
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	75,499	544,729	5,284	17,753	(19,163)
Affiliated Investment Companies Shares Sold	(37)	(14)	(1)	—	—
Futures	(37,872)	67,395	(135)	348	(495)
Foreign Currency Transactions	(25,138)	(15,240)	(127)	(82)	(256)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(8,179,321)	5,134,175	(60,418)	42,862	(76,418)
Affiliated Investment Companies Shares	(254)	(32)	(1)	—	(3)
Futures	(2,325)	15,950	(54)	67	—
Translation of Foreign Currency-Denominated Amounts	(7)	100	259	2	(1)

Net Increase (Decrease) in Net Assets Resulting from Operations	(7,285,863)	6,418,057	(49,472)	66,034	(85,220)

Distributions:
Institutional Class Shares	(942,726)	(590,306)	(22,133)	(4,500)	(10,224)
Capital Share Transactions (1):
Shares Issued	7,057,849	4,891,169	87,606	53,547	729,801
Shares Issued in Lieu of Cash Distributions	895,345	560,095	21,501	4,385	9,316
Shares Redeemed	(7,911,399)	(6,904,346)	(82,497)	(54,708)	(219,226)

Net Increase (Decrease) from Capital Share Transactions	41,795	(1,453,082)	26,610	3,224	519,891

Total Increase (Decrease) in Net Assets	(8,186,794)	4,374,669	(44,995)	64,758	424,447
Net Assets
Beginning of Year	29,155,369	24,780,700	234,921	170,163	—

End of Year	$20,968,575	$29,155,369	$189,926	$234,921	$424,447

(1) Shares Issued and Redeemed:
Shares Issued	315,242	191,908	8,132	4,233	79,414
Shares Issued in Lieu of Cash Distributions	43,699	22,111	1,847	389	1,143
Shares Redeemed	(361,196)	(273,309)	(7,430)	(4,246)	(25,861)

Net Increase (Decrease) from Shares Issued and Redeemed	(2,255)	(59,290)	2,549	376	54,696

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $11,895, $349 and $6, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $257, $239 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Large Cap International Portfolio					International Core Equity Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$27.63	$20.90	$22.78	$21.29	$23.52	$16.35	$12.08	$13.19	$12.65	$14.23

Income from Investment Operations (A)
Net Investment Income (Loss)	0.78	0.70	0.49	0.70	0.66	0.47	0.40	0.28	0.41	0.38
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.54)	6.70	(1.87)	1.47	(2.25)	(4.07)	4.24	(1.11)	0.53	(1.60)

Total from Investment Operations	(5.76)	7.40	(1.38)	2.17	(1.59)	(3.60)	4.64	(0.83)	0.94	(1.22)

Less Distributions:
Net Investment Income	(0.81)	(0.67)	(0.50)	(0.68)	(0.64)	(0.53)	(0.37)	(0.28)	(0.40)	(0.36)

Total Distributions	(0.81)	(0.67)	(0.50)	(0.68)	(0.64)	(0.53)	(0.37)	(0.28)	(0.40)	(0.36)

Net Asset Value, End of Year	$21.06	$27.63	$20.90	$22.78	$21.29	$12.22	$16.35	$12.08	$13.19	$12.65

Total Return	(21.12%)	35.55%	(6.05%)	10.38%	(6.97%)	(22.29%)	38.56%	(6.32%)	7.67%	(8.79%)

Net Assets, End of Year (thousands)	$4,820,678	$6,032,181	$4,700,488	$5,356,475	$4,587,406	$26,208,206	$34,629,583	$24,965,561	$30,559,427	$27,174,589
Ratio of Expenses to Average Net Assets	0.17%	0.19%	0.22%	0.23%	0.23%	0.24%	0.25%	0.30%	0.29%	0.30%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.17%	0.19%	0.23%	0.24%	0.23%	0.24%	0.25%	0.30%	0.31%	0.30%
Ratio of Net Investment Income to Average Net Assets	3.17%	2.65%	2.31%	3.22%	2.78%	3.27%	2.56%	2.24%	3.21%	2.67%
Portfolio Turnover Rate	9%	14%	19%	7%	8%	11%	8%	4%	6%	4%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Small Company Portfolio					International Small Company Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$15.52	$10.50	$11.07	$10.73	$11.53	$23.29	$16.84	$18.21	$18.46	$21.52

Income from Investment Operations (A)
Net Investment Income (Loss)	0.23	0.22	0.15	0.18	0.19	0.54	0.41	0.33	0.43	0.46
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.68)	4.97	(0.55)	0.27	(0.75)	(6.44)	6.42	(0.93)	0.58	(2.41)

Total from Investment Operations	(2.45)	5.19	(0.40)	0.45	(0.56)	(5.90)	6.83	(0.60)	1.01	(1.95)

Less Distributions:
Net Investment Income	(0.25)	(0.17)	(0.17)	(0.11)	(0.17)	(0.67)	(0.38)	(0.37)	(0.44)	(0.44)
Net Realized Gains	(0.30)	—	—	—	(0.07)	(0.79)	—	(0.40)	(0.82)	(0.67)

Total Distributions	(0.55)	(0.17)	(0.17)	(0.11)	(0.24)	(1.46)	(0.38)	(0.77)	(1.26)	(1.11)

Net Asset Value, End of Year.	$12.52	$15.52	$10.50	$11.07	$10.73	$15.93	$23.29	$16.84	$18.21	$18.46

Total Return	(16.32%)	49.81%	(3.75%)	4.29%	(5.02%)	(26.55%)	40.83%	(3.64%)	6.44%	(9.54%)

Net Assets, End of Year (thousands)	$82,920	$99,631	$43,568	$41,286	$31,380	$9,320,095	$13,465,853	$10,148,132	$12,750,110	$12,656,204
Ratio of Expenses to Average Net Assets *(B)	0.44%	0.47%	0.47%	0.49%	0.49%	0.41%	0.46%	0.53%	0.54%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.66%	0.71%	0.85%	0.93%	0.90%	0.41%	0.46%	0.53%	0.54%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.66%	1.49%	1.50%	1.69%	1.58%	2.79%	1.90%	1.96%	2.44%	2.18%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.22%	0.24%	0.27%	0.27%	0.26%	0.12%	0.12%	0.12%	0.12%	0.12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Japanese Small Company Portfolio					Asia Pacific Small Company Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$25.80	$23.39	$24.89	$25.70	$28.56	$26.94	$20.13	$21.11	$20.83	$23.71

Income from Investment Operations (A)
Net Investment Income (Loss)	0.48	0.44	0.40	0.45	0.43	0.84	0.75	0.75	0.77	0.84
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.33)	2.51	(0.91)	0.37	(2.59)	(7.40)	6.74	(0.77)	0.19	(2.76)

Total from Investment Operations	(5.85)	2.95	(0.51)	0.82	(2.16)	(6.56)	7.49	(0.02)	0.96	(1.92)
Less Distributions:
Net Investment Income	(0.53)	(0.54)	(0.61)	(0.28)	(0.70)	(1.07)	(0.68)	(0.96)	(0.68)	(0.96)
Net Realized Gains	(0.73)	—	(0.38)	(1.35)	—	(1.92)	—	—	—	—

Total Distributions	(1.26)	(0.54)	(0.99)	(1.63)	(0.70)	(2.99)	(0.68)	(0.96)	(0.68)	(0.96)

Net Asset Value, End of Year	$18.69	$25.80	$23.39	$24.89	$25.70	$17.39	$26.94	$20.13	$21.11	$20.83

Total Return	(23.79%)	12.66%	(2.32%)	4.01%	(7.82%)	(26.90%)	37.81%	(0.23%)	4.81%	(8.51%)

Net Assets, End of Year (thousands)	$267,551	$379,837	$466,696	$640,068	$622,650	$230,202	$381,490	$378,682	$340,649	$346,335
Ratio of Expenses to Average Net Assets (C)	0.42%	0.47%	0.54%	0.55%	0.53%	0.42%	0.48%	0.54%	0.57%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (C)	0.52%	0.57%	0.64%	0.65%	0.63%	0.52%	0.58%	0.64%	0.67%	0.64%
Ratio of Net Investment Income to Average Net Assets	2.24%	1.69%	1.74%	1.91%	1.49%	3.95%	3.01%	3.92%	3.65%	3.57%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	United Kingdom Small Company Portfolio					Continental Small Company Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$31.72	$21.35	$27.85	$26.95	$32.67	$35.27	$23.82	$24.84	$24.37	$28.24

Income from Investment Operations (A)
Net Investment Income (Loss)	0.94	0.58	0.43	0.76	0.85	0.76	0.57	0.40	0.55	0.61
Net Gains (Losses) on Securities (Realized and Unrealized)	(11.25)	10.31	(4.00)	1.68	(3.65)	(10.80)	11.45	(1.04)	1.23	(3.68)

Total from Investment Operations	(10.31)	10.89	(3.57)	2.44	(2.80)	(10.04)	12.02	(0.64)	1.78	(3.07)

Less Distributions:
Net Investment Income	(0.97)	(0.52)	(0.68)	(0.47)	(0.79)	(0.80)	(0.57)	(0.38)	(0.51)	(0.59)
Net Realized Gains	(0.55)	—	(2.25)	(1.07)	(2.13)	(0.68)	—	—	(0.80)	(0.21)
Total Distributions	(1.52)	(0.52)	(2.93)	(1.54)	(2.92)	(1.48)	(0.57)	(0.38)	(1.31)	(0.80)

Net Asset Value, End of Year	$19.89	$31.72	$21.35	$27.85	$26.95	$23.75	$35.27	$23.82	$24.84	$24.37

Total Return	(33.62%)	51.31%	(15.27%)	10.14%	(9.34%)	(29.26%)	50.70%	(2.63%)	7.94%	(11.14%)

Net Assets, End of Year (thousands)	$18,398	$44,133	$16,867	$26,540	$36,351	$616,323	$867,759	$537,744	$657,105	$645,651
Ratio of Expenses to Average Net Assets (C)	0.56%	0.59%	0.59%	0.59%	0.58%	0.42%	0.47%	0.54%	0.56%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (C)	0.66%	0.74%	0.86%	0.82%	0.68%	0.52%	0.57%	0.64%	0.66%	0.64%
Ratio of Net Investment Income to Average Net Assets	3.62%	1.88%	1.89%	2.92%	2.75%	2.61%	1.76%	1.68%	2.30%	2.16%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Real Estate Securities Portfolio					DFA Global Real Estate Securities Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022		Year Ended Oct 31, 2021		Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$5.04	$3.77	$5.61	$4.85	$5.07	$13.29		$9.57		$12.71		$10.71		$10.90

Income from Investment Operations (A)
Net Investment Income (Loss)	0.15	0.16	0.15	0.20	0.22	0.49		0.16		0.68		0.34	**	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.44)	1.11	(1.35)	0.83	(0.22)	(3.32)		3.80		(3.00)		2.16	**	(0.26)

Total from Investment Operations	(1.29)	1.27	(1.20)	1.03	—	(2.83)		3.96		(2.32)		2.50		0.22

Less Distributions:
Net Investment Income	(0.37)	—	(0.64)	(0.27)	(0.22)	(0.48)		(0.20)		(0.70)		(0.50)		(0.34)
Net Realized Gains	—	—	—	—	—	(0.12)		(0.04)		(0.12)		(—)		(0.07)

Total Distributions	(0.37)	—	(0.64)	(0.27)	(0.22)	(0.60)		(0.24)		(0.82)		(0.50)		(0.41)

Net Asset Value, End of Year	$3.38	$5.04	$3.77	$5.61	$4.85	$9.86		$13.29		$9.57		$12.71		$10.71

Total Return	(27.50%)	33.69%	(23.98%)	22.54%	(0.24%)	(22.34%)		42.08%		(19.28%)		24.55%		1.91%

Net Assets, End of Year (thousands)	$4,452,148	$5,987,464	$4,646,848	$6,297,963	$5,442,507	$7,871,073		$10,537,586		$7,225,825		$9,269,011		$7,475,924
Ratio of Expenses to Average Net Assets *	0.27%	0.27%	0.26%	0.27%	0.28%	0.24	%(B)	0.24	%(B)	0.24	%(B)	0.24	%(B)	0.24	%(B)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses
Reimbursed by Advisor and Fees Paid Indirectly) *	0.27%	0.27%	0.27%	0.28%	0.28%	0.33	%(B)	0.34	%(B)	0.34	%(B)	0.35	%(B)	0.35	%(B)
Ratio of Net Investment Income to Average Net Assets	3.67%	3.29%	3.61%	4.01%	4.27%	4.14%		1.33%		6.44%		2.95	%**	4.42%
Portfolio Turnover Rate	6%	8%	12%	8%	5%	1%		1%		0%		0%		3%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund feesand expenses incurred by the Portfolio indirectly as a result of Portfolio’sinvestment in Underlying Funds as follows:	N/A	N/A	N/A	N/A	N/A	0.10%		0.11%		0.12%		0.13%		0.13%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Small Cap Value Portfolio					International Vector Equity Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$22.14	$15.65	$18.58	$19.24	$23.51	$14.51	$10.42	$11.62	$11.74	$13.33

Income from Investment Operations (A)
Net Investment Income (Loss)	0.61	0.44	0.33	0.45	0.47	0.40	0.32	0.23	0.33	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	(5.05)	6.48	(2.65)	(0.01)	(3.44)	(3.52)	4.06	(1.20)	0.24	(1.56)

Total from Investment Operations	(4.44)	6.92	(2.32)	0.44	(2.97)	(3.12)	4.38	(0.97)	0.57	(1.24)

Less Distributions:
Net Investment Income	(0.73)	(0.43)	(0.32)	(0.48)	(0.56)	(0.45)	(0.29)	(0.23)	(0.34)	(0.30)
Net Realized Gains	(0.16)	—	(0.29)	(0.62)	(0.74)	(0.27)	—	—	(0.35)	(0.05)

Total Distributions	(0.89)	(0.43)	(0.61)	(1.10)	(1.30)	(0.72)	(0.29)	(0.23)	(0.69)	(0.35)

Net Asset Value, End of Year	$16.81	$22.14	$15.65	$18.58	$19.24	$10.67	$14.51	$10.42	$11.62	$11.74

Total Return	(20.53%)	44.61%	(13.03%)	2.94%	(13.37%)	(22.16%)	42.24%	(8.41%)	5.49%	(9.52%)

Net Assets, End of Year (thousands)	$9,664,700	$12,784,711	$9,887,928	$13,428,084	$13,787,695	$2,882,931	$3,716,790	$2,722,859	$2,578,134	$2,441,217
Ratio of Expenses to Average Net Assets	0.46%	0.53%	0.65%	0.68%	0.68%	0.36%	0.42%	0.47%	0.50%	0.48%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.46%	0.53%	0.66%	0.69%	0.68%	0.36%	0.42%	0.48%	0.50%	0.48%
Ratio of Net Investment Income to Average Net Assets	3.13%	2.13%	2.02%	2.48%	2.10%	3.16%	2.35%	2.20%	2.94%	2.40%
Portfolio Turnover Rate	24%	15%	14%	18%	23%	17%	15%	18%	17%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International High Relative Profitability Portfolio					World Ex U.S. Value Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022		Year Ended Oct 31, 2021		Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$13.73	$10.64	$10.74	$9.71	$10.68	$12.67		$8.99		$10.97		$11.16		$12.71

Income from Investment Operations (A)
Net Investment Income (Loss)	0.38	0.30	0.21	0.27	0.26	0.47		0.38		0.25		0.35		0.34
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.51)	3.08	(0.13)	1.00	(1.01)	(2.49)		3.66		(1.96)		0.04		(1.48)

Total from Investment Operations	(3.13)	3.38	0.08	1.27	(0.75)	(2.02)		4.04		(1.71)		0.39		(1.14)

Less Distributions:
Net Investment Income	(0.37)	(0.29)	(0.18)	(0.24)	(0.22)	(0.51)		(0.36)		(0.27)		(0.35)		(0.41)
Net Realized Gains	(0.11)	—	—	—	—	—		—		—		(0.23)		—

Total Distributions	(0.48)	(0.29)	(0.18)	(0.24)	(0.22)	(0.51)		(0.36)		(0.27)		(0.58)		(0.41)

Net Asset Value, End of Year	$10.12	$13.73	$10.64	$10.74	$9.71	$10.14		$12.67		$8.99		$10.97		$11.16

Total Return	(23.22%)	31.85%	0.80%	13.19%	(7.20%)	(16.23%)		45.23%		(15.76%)		3.75%		(9.22%)

Net Assets, End of Year (thousands)	$1,606,634	$2,183,724	$1,475,345	$658,448	$266,868	$194,259		$308,666		$206,915		$302,369		$240,668
Ratio of Expenses to Average Net Assets*	0.30%	0.30%	0.30%	0.33%	0.35%	0.40	%(B)	0.44	%(B)	0.50	%(B)	0.54	%(B)	0.52	%(B)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by
Advisor and Fees Paid Indirectly) *	0.30%	0.30%	0.31%	0.34%	0.35%	0.59	%(B)	0.64	%(B)	0.71	%(B)	0.76	%(B)	0.74	%(B)
Ratio of Net Investment Income to Average Net Assets	3.15%	2.30%	1.97%	2.69%	2.41%	4.02%		3.14%		2.56%		3.25%		2.72%
Portfolio Turnover Rate	22%	15%	15%	9%	9%	N/A		N/A		N/A		N/A		N/A

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:.	N/A	N/A	N/A	N/A	N/A	0.19%		0.20%		0.23%		0.24%		0.24%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Ex U.S. Core Equity Portfolio					World Ex U.S. Targeted Value Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year.	$13.84	$10.44	$11.17	$10.65	$12.15	$15.29	$10.91	$12.45	$12.52	$15.06

Income from Investment Operations (A)
Net Investment Income (Loss)	0.40	0.33	0.24	0.33	0.31	0.39	0.32	0.23	0.32	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.48)	3.40	(0.74)	0.56	(1.52)	(3.55)	4.34	(1.45)	0.26	(2.29)

Total from Investment Operations	(3.08)	3.73	(0.50)	0.89	(1.21)	(3.16)	4.66	(1.22)	0.58	(1.98)

Less Distributions:
Net Investment Income	(0.41)	(0.33)	(0.23)	(0.32)	(0.29)	(0.39)	(0.28)	(0.21)	(0.29)	(0.30)
Net Realized Gains	—	—	—	(0.05)	—	(0.72)	—	(0.11)	(0.36)	(0.26)

Total Distributions	(0.41)	(0.33)	(0.23)	(0.37)	(0.29)	(1.11)	(0.28)	(0.32)	(0.65)	(0.56)

Net Asset Value, End of Year	$10.35	$13.84	$10.44	$11.17	$10.65	$11.02	$15.29	$10.91	$12.45	$12.52

Total Return	(22.55%)	35.87%	(4.42%)	8.64%	(10.22%)	(21.77%)	42.81%	(9.96%)	4.99%	(13.56%)

Net Assets, End of Year (thousands)	$3,122,060	$4,089,166	$3,210,237	$3,719,313	$3,129,791	$567,557	$774,324	$508,058	$533,046	$460,155
Ratio of Expenses to Average Net Assets	0.30%	0.32%	0.35%	0.37%	0.39%	0.52%	0.55%	0.64%	0.68%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.30%	0.32%	0.36%	0.38%	0.37%	0.52%	0.55%	0.64%	0.69%	0.66%
Ratio of Net Investment Income to Average Net Assets	3.25%	2.49%	2.26%	3.02%	2.56%	2.98%	2.20%	2.02%	2.58%	2.08%
Portfolio Turnover Rate	12%	6%	13%	8%	4%	35%	28%	22%	27%	24%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	World Core Equity Portfolio					Selectively Hedged Global Equity Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year.	$22.56	$16.29	$16.42	$15.40	$16.06	$22.35	$16.21	$16.54	$15.71	$16.52

Income from Investment Operations (A)
Net Investment Income (Loss)	0.45	0.34	0.29	0.35	0.31	0.44	0.33	0.28	0.35	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.15)	6.27	(0.10)	1.13	(0.64)	(3.29)	6.21	(0.18)	1.12	(0.66)

Total from Investment Operations	(3.70)	6.61	0.19	1.48	(0.33)	(2.85)	6.54	0.10	1.47	(0.35)

Less Distributions:
Net Investment Income	(0.45)	(0.34)	(0.29)	(0.35)	(0.30)	(0.44)	(0.20)	(0.43)	(0.44)	(0.27)
Net Realized Gains	(0.17)	—	(0.03)	(0.11)	(0.03)	(0.97)	(0.20)	—	(0.20)	(0.19)

Total Distributions	(0.62)	(0.34)	(0.32)	(0.46)	(0.33)	(1.41)	(0.40)	(0.43)	(0.64)	(0.46)

Net Asset Value, End of Year	$18.24	$22.56	$16.29	$16.42	$15.40	$18.09	$22.35	$16.21	$16.54	$15.71

Total Return	(16.62%)	40.75%	1.25%	9.94%	(2.16%)	(13.65%)	40.81%	0.47%	10.10%	(2.28%)

Net Assets, End of Year (thousands)	$949,017	$1,088,714	$769,602	$879,553	$741,512	$270,708	$348,707	$288,509	$375,832	$403,195
Ratio of Expenses to Average Net Assets *(B)	0.27%	0.28%	0.32%	0.33%	0.35%	0.31%	0.32%	0.36%	0.37%	0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.45%	0.46%	0.56%	0.60%	0.59%	0.51%	0.53%	0.61%	0.63%	0.60%
Ratio of Net Investment Income to Average Net Assets	2.22%	1.64%	1.81%	2.23%	1.89%	2.25%	1.60%	1.78%	2.25%	1.87%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.20%	0.22%	0.25%	0.27%	0.27%	0.24%	0.25%	0.28%	0.30%	0.29%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio					Emerging Markets Small Cap Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$33.05	$27.64	$27.56	$25.46	$29.55	$26.03	$19.67	$20.07	$18.72	$23.49

Income from Investment Operations (A)
Net Investment Income (Loss)	0.88	0.74	0.55	0.73	0.61	0.59	0.52	0.41	0.48	0.53
Net Gains (Losses) on Securities (Realized and Unrealized)	(9.07)	5.32	0.07	2.05	(4.14)	(6.16)	6.41	(0.24)	1.87	(4.22)

Total from Investment Operations	(8.19)	6.06	0.62	2.78	(3.53)	(5.57)	6.93	0.17	2.35	(3.69)

Less Distributions:
Net Investment Income	(0.91)	(0.65)	(0.54)	(0.68)	(0.56)	(1.00)	(0.57)	(0.44)	(0.46)	(0.53)
Net Realized Gains	(1.17)	—	—	—	—	(0.70)	—	(0.13)	(0.54)	(0.55)

Total Distributions	(2.08)	(0.65)	(0.54)	(0.68)	(0.56)	(1.70)	(0.57)	(0.57)	(1.00)	(1.08)

Net Asset Value, End of Year	$22.78	$33.05	$27.64	$27.56	$25.46	$18.76	$26.03	$19.67	$20.07	$18.72

Total Return	(25.94%)	21.91%	2.36%	11.06%	(12.14%)	(22.57%)	35.51%	0.81%	12.96%	(16.45%)

Net Assets, End of Year (thousands)	$3,938,781	$6,225,187	$5,652,358	$5,968,318	$5,394,188	$3,511,909	$5,115,924	$4,879,733	$6,423,859	$6,304,406
Ratio of Expenses to Average Net Assets (C)	0.36%	0.39%	0.44%	0.48%	0.47%	0.59%	0.63%	0.69%	0.72%	0.70%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (C)	0.46%	0.49%	0.54%	0.58%	0.57%	0.79%	0.83%	0.89%	0.92%	0.90%
Ratio of Net Investment Income to Average Net Assets	3.05%	2.19%	2.07%	2.70%	2.08%	2.57%	2.10%	2.20%	2.44%	2.31%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Class R2 Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$31.28	$23.78	$27.16	$26.64	$30.13

Income from Investment Operations (A)
Net Investment Income (Loss)	1.26	0.82	0.59	0.63	0.63
Net Gains (Losses) on Securities (Realized and Unrealized)	(7.31)	7.45	(3.27)	0.56	(3.48)

Total from Investment Operations	(6.05)	8.27	(2.68)	1.19	(2.85)

Less Distributions:
Net Investment Income	(1.32)	(0.77)	(0.70)	(0.67)	(0.64)

Total Distributions	(1.32)	(0.77)	(0.70)	(0.67)	(0.64)

Net Asset Value, End of Year	$23.91	$31.28	$23.78	$27.16	$26.64

Total Return	(19.74%)	34.91%	(9.98%)	4.57%	(9.66%)

Net Assets, End of Year (thousands)	$12,956	$13,709	$12,587	$29,146	$25,150
Ratio of Expenses to Average Net Assets (C)	0.69%	0.74%	0.77%	0.81%	0.80%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (C)	0.79%	0.84%	0.87%	0.91%	0.90%
Ratio of Net Investment Income to Average Net Assets	4.34%	2.68%	2.41%	2.29%	2.07%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$31.48	$23.93	$27.34	$26.81	$30.32

Income from Investment Operations (A)
Net Investment Income (Loss)	1.32	0.90	0.71	0.70	0.73
Net Gains (Losses) on Securities (Realized and Unrealized)	(7.34)	7.50	(3.35)	0.57	(3.53)

Total from Investment Operations	(6.02)	8.40	(2.64)	1.27	(2.80)

Less Distributions:
Net Investment Income	(1.39)	(0.85)	(0.77)	(0.74)	(0.71)

Total Distributions	(1.39)	(0.85)	(0.77)	(0.74)	(0.71)

Net Asset Value, End of Year	$24.08	$31.48	$23.93	$27.34	$26.81

Total Return	(19.51%)	35.24%	(9.75%)	4.83%	(9.45%)

Net Assets, End of Year (thousands)	$9,600,125	$13,258,001	$12,596,902	$17,161,936	$16,431,410
Ratio of Expenses to Average Net Assets (C)	0.45%	0.49%	0.52%	0.56%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (C)	0.55%	0.59%	0.62%	0.66%	0.64%
Ratio of Net Investment Income to Average Net Assets	4.49%	2.92%	2.87%	2.54%	2.37%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Core Equity Portfolio					Emerging Markets Targeted Value Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Period Nov 14, 2018 ʊ to Oct 31, 2019
Net Asset Value, Beginning of Period	$25.16	$20.34	$20.59	$18.95	$22.38	$13.13	$9.71	$10.43	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.75	0.57	0.43	0.53	0.50	0.30	0.28	0.21	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.97)	4.76	(0.22)	1.64	(3.47)	(2.85)	3.39	(0.59)	0.20

Total from Investment Operations	(6.22)	5.33	0.21	2.17	(2.97)	(2.55)	3.67	(0.38)	0.44

Less Distributions:
Net Investment Income	(0.81)	(0.51)	(0.46)	(0.53)	(0.46)	(0.42)	(0.23)	(0.23)	(0.01)
Net Realized Gains	—	—	—	—	—	(0.87)	(0.02)	(0.11)	—

Total Distributions	(0.81)	(0.51)	(0.46)	(0.53)	(0.46)	(1.29)	(0.25)	(0.34)	(0.01)

Net Asset Value, End of Period	$18.13	$25.16	$20.34	$20.59	$18.95	$9.29	$13.13	$9.71	$10.43

Total Return	(25.06%)	26.19%	1.13%	11.61%	(13.48%)	(21.40%)	38.29%	(3.89%)	4.38	%(D)

Net Assets, End of Period (thousands)	$20,968,575	$29,155,369	$24,780,700	$28,622,610	$25,372,759	$189,926	$234,921	$170,163	$114,360
Ratio of Expenses to Average Net Assets	0.40%	0.42%	0.49%	0.52%	0.52%	0.66%	0.72%	0.84%	0.85	%(E)(F)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.40%	0.42%	0.50%	0.53%	0.52%	0.66%	0.72%	0.87%	0.95	%(E)(F)
Ratio of Net Investment Income to Average Net Assets	3.33%	2.26%	2.19%	2.62%	2.25%	2.72%	2.19%	2.26%	2.30	%(E)(F)
Portfolio Turnover Rate	14%	10%	15%	4%	4%	28%	29%	34%	12	%(D)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Ex China Core Equity Portfolio
	Period Nov 15, 2021 ʊ to Oct 31, 2022
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.28)

Total from Investment Operations	(2.00)

Less Distributions:
Net Investment Income	(0.24)

Total Distributions	(0.24)

Net Asset Value, End of Period	$7.76

Total Return	(20.16	%)(D)

Net Assets, End of Period (thousands)	$424,447
Ratio of Expenses to Average Net Assets	0.43	%(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.54	%(E)
Ratio of Net Investment Income to Average Net Assets	3.20	%(E)
Portfolio Turnover Rate	41	%(D)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which twenty-four (the “Portfolios”) are included in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

Of the Portfolios, seven invest all of their assets in a corresponding series or fund (each such Portfolio, a “Feeder Fund”). Of the Feeder Funds, six invest all of their assets in a corresponding series of The DFA Investment Trust Company (“DFAITC”) and one invests all of its assets in the Dimensional Emerging Markets Value Fund (“DEM”) (each such series within DFAITC and DEM, a “Master Fund”, treated as partnerships for federal income tax purposes). Six of the Portfolios generally allocate their assets among other funds managed by Dimensional Fund Advisors LP (each such Portfolio, a “Fund of Funds”). The Fund of Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The International Small Company Portfolio invests in five Master Funds within DFAITC. The Global Small Company Portfolio invests in six Master Funds within DFAITC and one underlying fund within the Fund (each such underlying fund within the Fund, an “Underlying Fund”). The DFA Global Real Estate Securities Portfolio invests in two Underlying Funds within the Fund and directly in securities. The World ex U.S. Value Portfolio invests in three Master/Underlying Funds within the Fund, DFAITC, and DEM. The World Core Equity Portfolio and Selectively Hedged Global Equity Portfolio each invest in three Underlying Funds within the Fund. As of October 31, 2022, the following Portfolios were the owner of record of the following approximate percentages of the total outstanding shares of the following Master/Underlying Funds as detailed below:

Feeder Funds	Master/Underlying Funds	Percentage Ownership at 10/31/22
Japanese Small Company Portfolio	The Japanese Small Company Series	11%
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	19%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	2%
Continental Small Company Portfolio	The Continental Small Company Series	14%
Emerging Markets Portfolio	The Emerging Markets Series	99%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	99%
Emerging Markets Value Portfolio	Dimensional Emerging Markets Value Fund	99%

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/22
International Small Company Portfolio	The Continental Small Company Series	86%
	The Japanese Small Company Series	89%
	The United Kingdom Small Company Series	98%
	The Asia Pacific Small Company Series	81%
	The Canadian Small Company Series	97%
Global Small Company Portfolio	U.S. Small Cap Portfolio	—
	The Continental Small Company Series	—
	The Japanese Small Company Series	—
	The Asia Pacific Small Company Series	—

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/22
	The Canadian Small Company Series	—
	The Emerging Markets Small Cap Series	—
	The United Kingdom Small Company Series	—
DFA Global Real Estate Securities Portfolio*	DFA Real Estate Securities Portfolio	3%
	DFA International Real Estate Securities Portfolio	62%
World ex U.S. Value Portfolio	Dimensional Emerging Markets Value Fund	1%
	DFA International Small Cap Value Portfolio	—
	The DFA International Value Series	1%
World Core Equity Portfolio	U.S. Core Equity 1 Portfolio	2%
	International Core Equity Portfolio	1%
	Emerging Markets Core Equity Portfolio	—
Selectively Hedged Global Equity Portfolio	U.S. Core Equity 2 Portfolio	1%
	International Core Equity Portfolio	—
	Emerging Markets Core Equity Portfolio	—

*	DFA Global Real Estate Securities Portfolio invests in two Underlying Funds as indicated and securities listed on its Summary Schedule of Investments.

To achieve its investment objective, each Feeder Fund and Fund of Funds invests substantially all of its assets in corresponding Master and/or Underlying Funds as indicated above. The DFA Global Real Estate Securities Portfolio may pursue its investment objective by investing its assets in its Underlying Funds and/or directly in securities of companies in the real estate industry. Each Feeder Fund and Fund of Funds also invests in short-term temporary cash investments and futures. In addition, each Fund of Funds may engage in forward currency contracts.

The financial statements of the Feeder Funds’ Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Securities held by Large Cap International Portfolio, International Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, World ex U.S. Core Equity Portfolio, World ex U.S. Targeted Value Portfolio, Emerging Markets Core Equity Portfolio, International High Relative Profitability Portfolio, Emerging Markets Targeted Value Portfolio and Emerging Markets ex China Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the International Equity Portfolios value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Equity Portfolios’ shares (at the close of the NYSE), the International Equity Portfolios will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Master/Underlying Funds) are valued at their respective daily net asset values as reported by their administrator. The Feeder Funds’, International Small Company Portfolio’s, Global Small Company Portfolio’s and World ex U.S. Value Portfolio’s investments in series of either DFAITC or DEM reflect their proportionate interest in the net assets of such corresponding Master Fund(s). These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments (except for the Feeder Funds). The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Portfolios also enter into forward currency contracts for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked-to-market daily based on daily forward exchange rates.

The International Equity Portfolios do not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized. However, the Selectively Hedged Global Equity Portfolio does isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and Selectively Hedged Global Equity Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of a Portfolio. Income, gains and losses, and common expenses of a Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Feeder Funds, International Small Company Portfolio, Global Small Company Portfolio, and World ex U.S. Value Portfolio recognize their pro-rata shares of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund(s) within DFAITC or DEM, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Value Portfolio, World ex U.S. Core Portfolio, World ex U.S. Targeted Value Portfolio, Emerging Markets Core Equity Portfolio, Emerging Markets Targeted Value Portfolio and Emerging Markets ex China Core Equity Portfolio are subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2022, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Large Cap International Portfolio	0.14%
International Core Equity Portfolio	0.20%
Global Small Company Portfolio	0.37	%*
International Small Company Portfolio	0.27	%*
Japanese Small Company Portfolio	0.37	%*
Asia Pacific Small Company Portfolio	0.37	%*
United Kingdom Small Company Portfolio	0.37	%*
Continental Small Company Portfolio	0.37	%*
DFA International Real Estate Securities Portfolio	0.24%

DFA Global Real Estate Securities Portfolio	0.20%
DFA International Small Cap Value Portfolio	0.41%*
International Vector Equity Portfolio	0.32%*
International High Relative Profitability Portfolio	0.25%
World ex U.S. Value Portfolio	0.34%*
World ex U.S. Core Equity Portfolio	0.25%
World ex U.S. Targeted Value Portfolio	0.42%*
World Core Equity Portfolio	0.22%
Selectively Hedged Global Equity Portfolio	0.24%
Emerging Markets Portfolio	0.29%
Emerging Markets Small Cap Portfolio	0.52%
Emerging Markets Value Portfolio	0.39%*
Emerging Markets Core Equity Portfolio	0.33%
Emerging Markets Targeted Value Portfolio	0.52%
Emerging Markets ex China Core Equity Portfolio	0.33%

*	Effective as of February 28, 2022, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2022	Management Fee Effective February 28, 2022
Global Small Company Portfolio	0.40%	0.35%
International Small Company Portfolio	0.30%	0.25%
Japanese Small Company Portfolio	0.40%	0.35%
Asia Pacific Small Company Portfolio	0.40%	0.35%
United Kingdom Small Company Portfolio	0.40%	0.35%
Continental Small Company Portfolio	0.40%	0.35%
DFA International Small Cap Value Portfolio	0.45%	0.39%
International Vector Equity Portfolio	0.35%	0.30%
World ex U.S. Value Portfolio	0.37%	0.32%
World ex U.S. Targeted Value Portfolio	0.45%	0.40%
Emerging Markets Value Portfolio	0.41%	0.38%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for the non-Feeder Funds, and a portion of the Fee Waiver Agreement for certain Feeder Funds below, will remain in effect through February 28, 2023, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Feeder Funds, as described in the notes below, will remain in effect permanently, unless terminated by a Feeder Fund. During the year ended October 31, 2022, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2022, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2022, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of a class of a Portfolio are less than the applicable Expense Limitation Amount/Total Management Fee Limit listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount/Total Management Fee Limit that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount/Total Management Fee Limit in place for the Portfolio. The Advisor, however, will not be reimbursed by a Feeder Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of a Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the

Advisor more than thirty-six months before the date of recovery. With respect to the World ex U.S. Value Portfolio, World Core Equity Portfolio, World ex U.S. Targeted Value Portfolio and Selectively Hedged Global Equity Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset a Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ ExpensesAssumed Subject to Future Recovery
Large Cap International Portfolio (1)	0.24%	—	—	—	—
International Core Equity Portfolio (1)	0.30%	—	—	—	—
Global Small Company Portfolio (2)	0.42%	—	$2	$205	$581
International Small Company Portfolio (3)	0.45%	—	—	—	—
Japanese Small Company Portfolio (4)	0.42%	0.35%	—	321	—
Asia Pacific Small Company Portfolio (4)	0.42%	0.35%	—	324	—
United Kingdom Small Company Portfolio (4)	0.42%	0.35%	27	36	23
Continental Small Company Portfolio (4)	0.42%	0.35%	—	770	—
DFA International Real Estate Securities Portfolio (1)	0.29%	—	—	—	—
DFA Global Real Estate Securities Portfolio (5)	0.24%	—	68	8,559	25,717
International Vector Equity Portfolio (1)	0.60%	—	—	—	—
International High Relative Profitability Portfolio (2)	0.35%	—	—	—	—
World ex U.S. Value Portfolio (6)	0.60%	0.32%	—	447	—
World ex U.S. Core Equity Portfolio (7)	0.39%	—	—	—	—
World ex U.S. Targeted Value Portfolio (8)	0.80%	0.40%	—	—	—
World Core Equity Portfolio (9)	0.27%	0.22%	34	1,860	594
Selectively Hedged Global Equity Portfolio (10)	0.40%	0.24%	—	608	—
Emerging Markets Portfolio (11)	0.49%	0.29%	—	5,136	—
Emerging Markets Small Cap Portfolio (12)	—	0.52%	—	8,926	—
Emerging Markets Value Portfolio (12)	—	0.38%	—	11,796	—
Emerging Markets Core Equity Portfolio (1)	0.54%	—	—	—	—

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Emerging Markets Targeted Value Portfolio (2)	0.85%	—	—	—	—
Emerging Markets ex China Core Equity Portfolio (2)	0.43%	—	—	$384	$384
Class R2 Shares
Emerging Markets Value Portfolio (13)	0.96%	0.38%	—	14	—

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The Fee Waiver Agreement for the Large Cap International Portfolio became effective on January 1, 2017.

(2)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amount for the Global Small Company Portfolio was 0.47% of the average net assets of such class of the Portfolio on an annualized basis.

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(4)

Effective February 28, 2022, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by each Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.35% of the average net assets of a class of a Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2021 to February 27, 2022, the Permanent Fee Waiver Limit was 0.40%. From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.47%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of each Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of a Portfolio to the rates listed above as a percentage of the average net assets of each class of such Portfolios on an annualized basis (the “Expense Limitation Amount”).

(5)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of the Portfolio’s average net assets on an annualized basis (the “Expense Limitation Amount”).

(6)

Effective February 28, 2022, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.32% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). From February 28, 2021 to February 27, 2022, the Total Management Fee Limit was 0.37%. From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.43%. Prior to February 28, 2020, the Total Management Fee Limit was 0.47%. In addition, under the Fee Waiver Agreement, the Advisor also has agreed to waive all or a portion of the management fee that remains payable by the Portfolio (i.e., the management fee remaining after the proportionate share of the Master/Underlying Funds’ management fees have been offset (the “Remaining Management Fee”)) to the extent necessary to reduce the Portfolio’s ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the rate listed above as a percentage of average net assets on an annualized basis (the “Expense Limitation Amount”). The maximum amount that may be waived to limit Portfolio Expenses is the amount of the Remaining Management Fee.

(7)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of its Master/ Underlying Funds but excluding the expenses that the Portfolio incurs indirectly through its investment of its securities lending cash collateral in the Money Market Series and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(8)

Effective February 28, 2022, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.40% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). From February 28, 2021 to February 27, 2022, the Total Management Fee Limit was 0.45%. From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.53%. Prior to February 28, 2020, the Total Management Fee Limit was 0.58%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(9)

Effective February 28, 2021, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.22% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (including the Portfolio’s proportionate share of any management fees that a Master/Underlying Fund paid through its investment in an affiliated cash management fund) (the “Total Management Fee Limit”). From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.27%. Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses do not exceed the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). From February 28, 2019 to February 27, 2021, the Expense Limitation Amount was 0.32% of the average net assets of such class of the Portfolio on an annualized basis. From June 27, 2014 to February 27, 2019, the Expense Limitation Amount was 0.35% of the average net assets of such class of the Portfolio on an annualized basis.

(10)

Effective February 28, 2021, the Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.24% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in its Master/Underlying Funds, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Total Management Fee Limit”). From February 28, 2020 to February 27, 2021, the Total Management Fee Limit was 0.28%. Prior to February 28, 2020, the Total Management Fee Limit was 0.30%. In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the expenses of a class of the Portfolio to the extent necessary to reduce the ordinary operating expenses (including expenses incurred through its investment in other investment companies but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series) (“Portfolio Expenses”) of the Portfolio to the rate listed above as a percentage of average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(11)

Effective February 28, 2021, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.29% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.37%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.42%. Effective January 1, 2017, in addition to the Permanent Fee Waiver, the Advisor has contractually agreed to further waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies managed by the Advisor) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

(12)

Effective February 28, 2021 (February 28, 2022, with respect to the Emerging Markets Value Portfolio), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”), to the rate listed above as a percentage of the average net assets of a class of a Portfolio on an annualized basis (the“Permanent Fee Waiver”). From February 28, 2021 to February 27, 2022, the Permanent Fee Waiver Limit for the Emerging Markets Value Portfolio was 0.41%. From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limits for the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio were 0.60% and 0.45%, respectively. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limits for the Emerging Markets Small Cap Portfolio and Emerging Markets Value Portfolio were 0.65% and 0.50%, respectively.

(13)

Effective February 28, 2022, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in the Money Market Series, to 0.38% of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2021 to February 27, 2022, the Permanent Fee Waiver Limit was 0.41%. From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit for the Emerging Markets Value Portfolio was 0.45%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.50%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to assume the direct expenses of the Class R2 shares of the Portfolio (excluding management fees and custodian fees) to the extent necessary to limit the annualized expenses of the Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above as a percentage of the average net assets of the Class R2 shares of the Portfolio (the “Annualized Expense Ratio”).

Earned Income Credit:

Additionally, Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2022, expenses reduced were as follows (amounts in thousands):

Fees Paid
Indirectly
Large Cap International Portfolio	$197
International Core Equity Portfolio	624
Global Small Company Portfolio	1
DFA International Real Estate Securities Portfolio	211
DFA Global Real Estate Securities Portfolio	30
DFA International Small Cap Value Portfolio	101
International Vector Equity Portfolio	107
International High Relative Profitability Portfolio	19
World ex U.S. Core Equity Portfolio	34
World ex U.S. Targeted Value Portfolio	21
Selectively Hedged Global Equity Portfolio	2
Emerging Markets Core Equity Portfolio	150
Emerging Markets Targeted Value Portfolio	10
Emerging Markets ex China Core Equity Portfolio	13
Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amount paid by the Fund to the CCO was $166 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Large Cap International Portfolio	$25
International Core Equity Portfolio	3
Global Small Company Portfolio	—
International Small Company Portfolio	96
Japanese Small Company Portfolio	7
Asia Pacific Small Company Portfolio	3
United Kingdom Small Company Portfolio	1
Continental Small Company Portfolio	—
DFA International Real Estate Securities Portfolio	11
DFA Global Real Estate Securities Portfolio	—
DFA International Small Cap Value Portfolio	165
International Vector Equity Portfolio	1
International High Relative Profitability Portfolio	—
World ex U.S. Value Portfolio	—
World ex U.S. Core Equity Portfolio	—

World ex U.S. Targeted Value Portfolio	—
World Core Equity Portfolio	—
Selectively Hedged Global Equity Portfolio	$1
Emerging Markets Portfolio	51
Emerging Markets Small Cap Portfolio	47
Emerging Markets Value Portfolio	256
Emerging Markets Core Equity Portfolio	69
Emerging Markets Targeted Value Portfolio	—
Emerging Markets ex China Core Equity Portfolio	—

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Portfolios’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. government securities (amounts in thousands), were as follows:

	Purchases	Sales
Large Cap International Portfolio	$720,929	$479,717
International Core Equity Portfolio	$3,808,915	$3,327,491
DFA International Real Estate Securities Portfolio	$781,335	$332,146
DFA Global Real Estate Securities Portfolio	$318,157	$81,730
DFA International Small Cap Value Portfolio	$2,629,179	$2,817,617
International Vector Equity Portfolio	$679,802	$563,709
International High Relative Profitability Portfolio	$447,300	$430,303
World ex U.S. Core Equity Portfolio	$513,809	$442,555
World ex U.S. Targeted Value Portfolio	$240,725	$247,687
Emerging Markets Core Equity Portfolio	$3,736,935	$3,764,509
Emerging Markets Targeted Value Portfolio	$71,838	$58,488
Emerging Markets ex China Core Equity Portfolio	$663,524	$143,971

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedule of Investments/Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
Large Cap International Portfolio
The DFA Short Term Investment Fund	$301,125	$1,691,303	$1,746,181	$(41)	$(125)	$246,081	21,285	$3,098	—

Total	$301,125	$1,691,303	$1,746,181	$(41)	$(125)	$246,081	21,285	$3,098	—

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
International Core Equity Portfolio
The DFA Short Term Investment Fund	$1,595,008	$6,875,549	$6,992,839	$(333)	$(769)	$1,476,616	127,724	$18,823	—

Total	$1,595,008	$6,875,549	$6,992,839	$(333)	$(769)	$1,476,616	127,724	$18,823	—

Global Small Company Portfolio
U.S. Small Cap Portfolio	$58,397	$13,064	$10,616	$(1,419)	$(7,951)	$51,475	1,254	$562	$3,071

Total	$58,397	$13,064	$10,616	$(1,419)	$(7,951)	$51,475	1,254	$562	$3,071

DFA International Real Estate Securities Portfolio
The DFA Short Term Investment Fund	$310,546	$2,745,456	$2,795,815	$(101)	$(106)	$259,980	22,488	$2,027	—

Total	$310,546	$2,745,456	$2,795,815	$(101)	$(106)	$259,980	22,488	$2,027	—

DFA Global Real Estate Securities Portfolio
DFA International Real Estate Securities Portfolio	$3,666,704	$656,341	$244,904	$(83,062)	$(1,239,429)	$2,755,650	815,281	$275,009	—
DFA Real Estate Securities Portfolio	839,611	—	447,129	279,500	(390,765)	281,217	7,325	11,833	$8,517
The DFA Short Term Investment Fund	217,045	1,892,149	1,914,823	30	(77)	194,324	16,809	1,369	—

Total	$4,723,360	$2,548,490	$2,606,856	$196,468	$(1,630,271)	$3,231,191	839,415	$288,211	$8,517

DFA International Small Cap Value Portfolio
The DFA Short Term Investment Fund	$383,591	$1,696,732	$1,800,930	$9	$(167)	$279,235	24,153	$3,525	—

Total	$383,591	$1,696,732	$1,800,930	$9	$(167)	$279,235	24,153	$3,525	—

International Vector Equity Portfolio
The DFA Short Term Investment Fund	$142,988	$740,175	$723,638	$(9)	$(86)	$159,430	13,790	$2,074	—

Total	$142,988	$740,175	$723,638	$(9)	$(86)	$159,430	13,790	$2,074	—

International High Relative Profitability Portfolio
The DFA Short Term Investment Fund	$96,296	$918,542	$900,952	$(25)	$(47)	$113,814	9,845	—	—

Total	$96,296	$918,542	$900,952	$(25)	$(47)	$113,814	9,845	—	—

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
World ex U.S. Value Portfolio
DFA International Small Cap Value Portfolio	$27,414	$3,615	$9,388	$636	$(6,125)	$16,152	961	$807	$195

Total	$27,414	$3,615	$9,388	$636	$(6,125)	$16,152	961	$807	$195

World ex U.S. Core Equity Portfolio
The DFA Short Term Investment Fund	$144,554	$762,962	$740,100	$(24)	$(95)	$167,297	14,471	$1,725	—

Total	$144,554	$762,962	$740,100	$(24)	$(95)	$167,297	14,471	$1,725	—

World ex U.S. Targeted Value Portfolio
The DFA Short Term Investment Fund	$5,135	$22,241	$25,775	$(1)	$(1)	$1,599	138	$24	—

Total	$5,135	$22,241	$25,775	$(1)	$(1)	$1,599	138	$24	—

World Core Equity Portfolio
U.S. Core Equity 1 Portfolio	$643,173	$146,269	$102,980	$(4,405)	$(96,139)	$585,918	19,085	$8,369	$16,695
International Core Equity Portfolio	315,518	70,511	42,238	(2,732)	(80,484)	260,575	21,324	10,826	—
Emerging Markets Core Equity Portfolio	131,060	31,993	21,709	(1,691)	(36,494)	103,159	5,690	4,461	—

Total	$1,089,751	$248,773	$166,927	$(8,828)	$(213,117)	$949,652	46,099	$23,656	$16,695

Selectively Hedged Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$187,179	$23,710	$28,907	$2,167	$(30,677)	$153,472	5,479	$2,142	$6,687
International Core Equity Portfolio	93,920	16,638	17,950	878	(23,663)	69,823	5,714	2,974	—
Emerging Markets Core Equity Portfolio	62,856	13,584	15,418	255	(17,080)	44,197	2,438	1,951	—

Total	$343,955	$53,932	$62,275	$3,300	$(71,420)	$267,492	13,631	$7,067	$6,687

Emerging Markets Core Equity Portfolio
The DFA Short Term Investment Fund	$524,680	$2,343,571	$2,443,554	$(37)	$(254)	$424,406	36,710	$4,599	—

Total	$524,680	$2,343,571	$2,443,554	$(37)	$(254)	$424,406	36,710	$4,599	—

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
Emerging Markets Targeted Value Portfolio
The DFA Short Term Investment Fund	$3,070	$17,630	$19,032	$(1)	$(1)	$1,666	144	—	—

Total	$3,070	$17,630	$19,032	$(1)	$(1)	$1,666	144	—	—

Emerging Markets ex China Core Equity Portfolio
DFA Short Term Investment Fund	—	$30,936	$24,295	—	$(3)	$6,638	574	$31	—

Total	—	$30,936	$24,295	—	$(3)	$6,638	574	$31	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Large Cap International Portfolio
2021	$144,492	—	—	$144,492
2022	180,306	—	—	180,306
International Core Equity Portfolio
2021	761,635	—	—	761,635
2022	1,137,901	—	—	1,137,901
Global Small Company Portfolio
2021	727	—	—	727
2022	1,603	$1,952	—	3,555

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
International Small Company Portfolio
2021	$220,133	—	—	$220,133
2022	483,283	$367,884	—	851,167
Japanese Small Company Portfolio
2021	10,581	—	—	10,581
2022	9,064	9,423	—	18,487
Asia Pacific Small Company Portfolio
2021	12,808	—	—	12,808
2022	15,273	26,996	—	42,269
United Kingdom Small Company Portfolio
2021	588	—	—	588
2022	1,165	742	—	1,907
Continental Small Company Portfolio
2021	13,462	—	—	13,462
2022	24,283	13,197	—	37,480
DFA International Real Estate Securities Portfolio
2021	—	—	—	—
2022	447,007	—	—	447,007
DFA Global Real Estate Securities Portfolio
2021	153,865	33,088	—	186,953
2022	384,272	96,161	—	480,433
DFA International Small Cap Value Portfolio
2021	258,254	—	—	258,254
2022	477,746	38,826	—	516,572
International Vector Equity Portfolio
2021	74,200	—	—	74,200
2022	118,326	68,984	—	187,310
International High Relative Profitability Portfolio
2021	43,180	—	—	43,180
2022	68,053	10,953	—	79,006
World ex U.S. Value Portfolio
2021	8,755	—	—	8,755
2022	10,666	—	—	10,666
World ex U.S. Core Equity Portfolio
2021	98,429	—	—	98,429
2022	119,143	—	—	119,143
World ex U.S. Targeted Value Portfolio
2021	13,860	—	—	13,860
2022	20,430	36,246	—	56,676
World Core Equity Portfolio
2021	16,210	—	—	16,210
2022	22,839	8,329	—	31,168
Selectively Hedged Global Equity Portfolio
2021	3,648	3,286	—	6,934

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
2022	$7,741	$13,787	—	$21,528
Emerging Markets Portfolio
2021	122,695	—	—	122,695
2022	157,133	215,646	—	372,779
Emerging Markets Small Cap Portfolio
2021	128,503	—	—	128,503
2022	235,523	93,647	—	329,170
Emerging Markets Value Portfolio
2021	382,292	—	—	382,292
2022	558,916	—	—	558,916
Emerging Markets Core Equity Portfolio
2021	590,306	—	—	590,306
2022	942,726	—	—	942,726
Emerging Markets Targeted Value Portfolio
2021	4,500	—	—	4,500
2022	11,192	10,941	—	22,133
Emerging Markets ex China Core Equity Portfolio
2022	10,224	—	—	10,224

The Emerging Markets ex China Core Equity Portfolio commenced operations on November 15, 2021, and did not pay any distributions for the year ended October 31, 2021.

As of October 31, 2022, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Large Cap International Portfolio	$(5,894)	—	$(5,894)
International Core Equity Portfolio	(36,300)	—	(36,300)
Global Small Company Portfolio	(91)	—	(91)
International Small Company Portfolio	(27,229)	$(4,799)	(32,028)
Japanese Small Company Portfolio	(403)	(338)	(741)
Asia Pacific Small Company Portfolio	(625)	—	(625)
United Kingdom Small Company Portfolio	—	—	—
Continental Small Company Portfolio	(133)	—	(133)
DFA International Real Estate Securities Portfolio	—	—	—
DFA Global Real Estate Securities Portfolio	(29,561)	—	(29,561)
DFA International Small Cap Value Portfolio	(15,129)	—	(15,129)
International Vector Equity Portfolio	(5,066)	—	(5,066)
International High Relative Profitability Portfolio	(3,243)	—	(3,243)
World ex U.S. Value Portfolio	(395)	—	(395)
World ex U.S. Core Equity Portfolio	(4,426)	—	(4,426)
World ex U.S. Targeted Value Portfolio	(1,545)	—	(1,545)

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
World Core Equity Portfolio	$(111)	$(1,455)	$(1,566)
Selectively Hedged Global Equity Portfolio	(1,825)	(576)	(2,401)
Emerging Markets Portfolio	(17,451)	(4,966)	(22,417)
Emerging Markets Small Cap Portfolio	(9,776)	(4,687)	(14,463)
Emerging Markets Value Portfolio	(29,129)	—	(29,129)
Emerging Markets Core Equity Portfolio	(72,610)	—	(72,610)
Emerging Markets Targeted Value Portfolio	(491)	(863)	(1,354)
Emerging Markets ex China Core Equity Portfolio	(1,148)	—	(1,148)

As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Large Cap International Portfolio	$11,634	—	$(472,554)	$643,490	$182,570
International Core Equity Portfolio	17,601	—	(913,989)	74,387	(822,001)
Global Small Company Portfolio	753	$38	—	2,050	2,841
International Small Company Portfolio	68,133	121,673	—	(928,518)	(738,712)
Japanese Small Company Portfolio	3,187	11,988	—	(32,606)	(17,431)
Asia Pacific Small Company Portfolio	6,344	15,727	—	(75,313)	(53,242)
United Kingdom Small Company Portfolio	—	—	(2,765)	(4,185)	(6,950)
Continental Small Company Portfolio	2,643	—	(25,916)	(27,990)	(51,263)
DFA International Real Estate Securities Portfolio	—	—	(657,909)	(1,342,213)	(2,000,122)
DFA Global Real Estate Securities Portfolio	41,604	312,816	—	(606,343)	(251,923)
DFA International Small Cap Value Portfolio	68,218	—	(57,347)	(677,076)	(666,205)
International Vector Equity Portfolio	8,361	—	(12,557)	34,959	30,763
International High Relative Profitability Portfolio	457	—	(55,801)	(45,485)	(100,829)
World ex U.S. Value Portfolio	1,370	—	(9,831)	(1,980)	(10,441)
World ex U.S. Core Equity Portfolio	10,324	—	(29,962)	(108,673)	(128,311)
World ex U.S. Targeted Value Portfolio	1,200	—	(12,457)	(87,169)	(98,426)
World Core Equity Portfolio	—	13,462	—	164,859	178,321
Selectively Hedged Global Equity Portfolio	14,094	8,996	—	77,009	100,099
Emerging Markets Portfolio	21,663	10,992	—	807,386	840,041
Emerging Markets Small Cap Portfolio	6,751	76,813	—	(252,803)	(169,239)
Emerging Markets Value Portfolio	79,331	—	(1,360,368)	(570,999)	(1,852,036)
Emerging Markets Core Equity Portfolio	96,334	—	(2,133,382)	678,979	(1,358,069)

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Emerging Markets Targeted Value Portfolio	$4,020	$3,675	—	$(16,252)	$(8,557)
Emerging Markets ex China Core Equity Portfolio	105	—	$(9,242)	(87,455)	(96,592)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
Large Cap International Portfolio	$472,554	$472,554
International Core Equity Portfolio	913,989	913,989
United Kingdom Small Company Portfolio	2,765	2,765
Continental Small Company Portfolio	25,916	25,916
DFA International Real Estate Securities Portfolio	657,909	657,909
DFA International Small Cap Value Portfolio	57,347	57,347
International Vector Equity Portfolio	12,557	12,557
International High Relative Profitability Portfolio	55,801	55,801
World ex U.S. Value Portfolio	9,831	9,831
World ex U.S. Core Equity Portfolio	29,962	29,962
World ex U.S. Targeted Value Portfolio	12,457	12,457
Emerging Markets Value Portfolio	1,360,368	1,360,368
Emerging Markets Core Equity Portfolio	2,133,382	2,133,382
Emerging Markets ex China Core Equity Portfolio	9,242	9,242

During the year ended October 31, 2022, the following Portfolios used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

International Core Equity Portfolio	$351,020
World ex U.S. Value Portfolio	49
World ex U.S. Core Equity Portfolio	70,379
Emerging Markets Value Portfolio	349,233
Emerging Markets Core Equity Portfolio	14,600

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap International Portfolio	$4,338,136	$1,135,170	$(490,572)	$644,598
International Core Equity Portfolio	27,220,758	4,822,759	(4,737,359)	85,400
Global Small Company Portfolio	80,761	2,109	—	2,109
International Small Company Portfolio	10,236,196	—	(925,265)	(925,265)

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Japanese Small Company Portfolio	$300,127	—	$(32,510)	$(32,510)
Asia Pacific Small Company Portfolio	305,564	—	(75,306)	(75,306)
United Kingdom Small Company Portfolio	22,595	—	(4,189)	(4,189)
Continental Small Company Portfolio	755,766	—	(139,286)	(139,286)
DFA International Real Estate Securities Portfolio	6,011,628	$355,222	(1,695,813)	(1,340,591)
DFA Global Real Estate Securities Portfolio	8,625,872	1,133,036	(1,739,379)	(606,343)
DFA International Small Cap Value Portfolio	10,432,581	1,379,301	(2,054,544)	(675,243)
International Vector Equity Portfolio	2,972,309	483,094	(447,448)	35,646
International High Relative Profitability Portfolio	1,759,210	172,160	(217,353)	(45,193)
World ex U.S. Value Portfolio	195,640	—	(1,591)	(1,591)
World ex U.S. Core Equity Portfolio	3,358,143	564,526	(669,923)	(105,397)
World ex U.S. Targeted Value Portfolio	654,172	51,891	(138,264)	(86,373)
World Core Equity Portfolio	784,795	168,740	(3,882)	164,858
Selectively Hedged Global Equity Portfolio	190,492	76,936	—	76,936
Emerging Markets Portfolio	3,130,085	807,386	—	807,386
Emerging Markets Small Cap Portfolio	3,731,854	—	(223,049)	(223,049)
Emerging Markets Value Portfolio	10,126,974	—	(508,262)	(508,262)
Emerging Markets Core Equity Portfolio	20,488,138	5,647,945	(4,816,494)	831,451
Emerging Markets Targeted Value Portfolio	208,109	27,800	(42,817)	(15,017)
Emerging Markets ex China Core Equity Portfolio	518,068	16,875	(104,329)	(87,454)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Amount	Shares	Amount	Shares
Emerging Markets Value Portfolio
Class R2 Shares
Shares Issued	$3,651	126	$1,397	45
Shares Issued in Lieu of Cash Distributions	643	24	349	12
Shares Redeemed	(1,372)	(47)	(4,468)	(148)

Net Increase (Decrease) — Class R2 Shares	$2,922	103	$(2,722)	(91)

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Amount	Shares	Amount	Shares
Institutional Class Shares
Shares Issued	$1,869,015	64,765	$1,801,928	58,072
Shares Issued in Lieu of Cash Distributions	535,904	19,754	368,063	12,127
Shares Redeemed	(3,126,872)	(106,882)	(5,470,382)	(175,490)

Net Increase (Decrease) — Institutional Class Shares	$(721,953)	(22,363)	$(3,300,391)	(105,291)

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest either directly or indirectly (through their investments in corresponding Master/Underlying Funds), in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Portfolios that have significant exposure to certain countries, such as the United Kingdom Small Company Portfolio’s Master Fund that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Portfolios, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Portfolios’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Portfolios.

2. Forward Currency Contracts: The Portfolios listed below may enter into foreign currency exchange transactions, including foreign currency forward contracts, in connection with the settlement of foreign securities or to transfer cash balances from one currency to another currency. The Selectively Hedged Global Equity Portfolio may hedge some or all of the currency exposure of its foreign securities by entering into forward currency contracts. The decision to hedge the Selectively Hedged Global Equity Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3. Futures Contracts: Each Portfolio listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Selectively Hedged Global Equity Portfolio may also use futures contracts to hedge some or all of the currency exposure of its foreign securities. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amounts in thousands):

	Forward Currency Contracts*	Futures**
Large Cap International Portfolio	$—	$63,262
International Core Equity Portfolio	—	276,847
International Small Company Portfolio	—	98,398
DFA International Real Estate Securities Portfolio	—	49,453
DFA Global Real Estate Securities Portfolio	—	2,481
DFA International Small Cap Value Portfolio	—	164,150
International Vector Equity Portfolio	—	26,927
International High Relative Profitability Portfolio	—	5,525
World ex U.S. Core Equity Portfolio	—	31,765
World ex U.S. Targeted Value Portfolio	—	1,825
Selectively Hedged Global Equity Portfolio	83,655	3,601
Emerging Markets Core Equity Portfolio	—	223,852
Emerging Markets Targeted Value Portfolio	—	1,496
Emerging Markets ex China Core Equity Portfolio	—	1,233

*	Average amount of Currency Purchased/Sold in USD.
**	Average Notional Value of futures contracts.

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2022	Forward Currency Contracts (1)	Equity Contracts *,(2)
Large Cap International Portfolio	$1,432	—	$1,432

	Asset Derivatives Value
	Total Value at October 31, 2022	Forward Currency Contracts (1)	Equity Contracts *,(2)
International Core Equity Portfolio	$5,896	—	$5,896
International Small Company Portfolio	2,412	—	2,412
DFA International Real Estate Securities Portfolio	1,581	—	1,581
DFA Global Real Estate Securities Portfolio	1,144	—	1,144
DFA International Small Cap Value Portfolio	3,422	—	3,422
International Vector Equity Portfolio	439	—	439
World ex U.S. Core Equity Portfolio	867	—	867
Selectively Hedged Global Equity Portfolio	483	$483	—
Emerging Markets Core Equity Portfolio	5,731	—	5,731

	Liability Derivatives Value
	Total Value at October 31, 2022	Forward Currency Contracts (3)	Equity Contracts *,(4)
Selectively Hedged Global Equity Portfolio	$(511)	$(379)	$(132)

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(3)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
Large Cap International Portfolio	$(12,682)	—	$(12,682)
International Core Equity Portfolio	(44,185)	—	(44,185)
Global Small Company Portfolio	34	—	34 *
International Small Company Portfolio	(19,889)	—	(19,889)
DFA International Real Estate Securities Portfolio	(4,273)	—	(4,273)
DFA Global Real Estate Securities Portfolio	174	—	174
DFA International Small Cap Value Portfolio	(36,186)	—	(36,186)
International Vector Equity Portfolio	(3,680)	—	(3,680)
International High Relative Profitability Portfolio	291	—	291 *
World ex U.S. Value Portfolio	(44)	—	(44)*
World ex U.S. Core Equity Portfolio	(3,864)	—	(3,864)
World ex U.S. Targeted Value Portfolio	174	—	174 *

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Equity Contracts (2)
World Core Equity Portfolio	$(6)	—	$(6)*
Selectively Hedged Global Equity Portfolio	11,181	$11,432	(251)
Emerging Markets Core Equity Portfolio	(37,872)	—	(37,872)
Emerging Markets Targeted Value Portfolio	(135)	—	(135)
Emerging Markets ex China Core Equity Portfolio	(495)	—	(495)*

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Equity Contracts (4)
Large Cap International Portfolio	$(202)	—	$(202)
International Core Equity Portfolio	(3,107)	—	(3,107)
International Small Company Portfolio	271	—	271
DFA International Real Estate Securities Portfolio	171	—	171
DFA Global Real Estate Securities Portfolio	1,144	—	1,144
DFA International Small Cap Value Portfolio	(1,079)	—	(1,079)
International Vector Equity Portfolio	(387)	—	(387)
World ex U.S. Core Equity Portfolio	(167)	—	(167)
World ex U.S. Targeted Value Portfolio	(46)	—	(46)
Selectively Hedged Global Equity Portfolio	(477)	$(243)	(234)
Emerging Markets Core Equity Portfolio	(2,325)	—	(2,325)
Emerging Markets Targeted Value Portfolio	(54)	—	(54)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2022, there were no futures contracts outstanding. During the year ended October 31, 2022, the Portfolio had limited activity in futures contracts.

Offsetting of Derivative Assets and Derivative Liabilities:

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Fund on behalf of applicable Portfolios entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund, on behalf of a Portfolio, and a counterparty that governs over-the-counter (OTC) derivatives and forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, a Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2022 (amounts in thousands):

		Net	Gross Amounts Not					Net	Gross Amounts Not
		Amounts	Offset in the					Amounts	Offset in the
		of	Statements of Assets					of	Statements of Assets
		Assets	and Liabilities					Liabilities	and Liabilities
		Presented						Presented
	Gross	in the					Gross	in the
	Amounts of	Statements					Amounts of	Statements
	Recognized	of Assets	Financial	Non-Cash	Cash	Net	Recognized	of Assets	Financial	Non-Cash	Cash	Net
	Assets	and	Instruments	Collateral	Collateral	Amount	Liabilities	and	Instruments	Collateral	Collateral	Amount
Description	(a)	Liabilities	(b)	Received	Received	(c)	(a)	Liabilities	(d)	Pledged	Pledged	(e)
	Assets						Liabilities
Selectively Hedged Global Equity Portfolio
Societe Generale	$9	$9	—	—	—	$9	—	—	—	—	—	—
Citibank, N.A	12	12	$(12)	—	—	—	$111	$111	$(12)	—	—	$99
UBS AG	341	341	—	—	—	341	—	—	—	—	—	—
State Street Bank and Trust	118	118	(118)	—	—	—	203	203	(118)	—	—	85
HSBC Bank	—		—	—	—	—	8	8	—	—	—	8
Bank of America Corp	3	3	(3)	—	—	—	10	10	(3)	—	—	7
Morgan Stanley and Co. International	—	—	—	—	—	—	47	47	—	—	—	47

Total	$483	$483	$(133)	—	—	$350	$379	$379	$(133)	—	—	$246

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

I. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 1, 2023.

For the year ended October 31, 2022, borrowings by the following Portfolios under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2022
Large Cap International Portfolio	3.83%	$5,269	4	$2	$6,982	—
International Core Equity Portfolio	3.83%	3,969	2	1	5,274	—
Global Small Company Portfolio	1.82%	223	46	—	1,760	—
International Small Company Portfolio	1.08%	23,176	4	3	27,039	—
DFA International Real Estate Securities Portfolio	2.15%	6,674	15	5	18,809	—
DFA Global Real Estate Securities Portfolio	1.92%	4,360	25	5	16,645	—
DFA International Small Cap Value Portfolio	2.48%	1,824	5	1	3,221	—
International Vector Equity Portfolio	3.27%	1,964	4	1	7,845	—
International High Relative Profitability Portfolio	2.56%	4,156	61	16	27,171	—
World ex U.S. Value Portfolio	1.80%	200	30	—	1,071	—
World ex U.S. Core Equity Portfolio	1.83%	1,261	14	1	2,927	—
World ex U.S. Targeted Value Portfolio	2.24%	2,983	77	16	10,833	—
World Core Equity Portfolio	1.40%	897	120	4	8,460	—
Selectively Hedged Global Equity Portfolio	2.72%	749	14	—	2,051	—
Emerging Markets Core Equity Portfolio	2.27%	2,127	12	2	6,636	—
Emerging Markets Targeted Value Portfolio	1.97%	1,155	25	2	2,439	$916
Emerging Markets ex China Core Equity Portfolio	2.21%	9,510	34	16	31,278	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022, that each Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2022, activity by the Portfolios under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2022
DFA International Real Estate Securities Portfolio	Borrower	3.44%	$48,486	1	$5	$48,486	—
Emerging Markets Core Equity Portfolio	Borrower	3.44%	20,000	3	6	20,000	—
Emerging Markets ex China Core Equity Portfolio	Borrower	1.94%	43,054	4	9	43,178	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022 that the Portfolio utilized the interfund lending program.

J. Affiliated Trades:

Cross trades for the year ended October 31, 2022, if any, were executed by the Portfolios pursuant to procedures adopted by the Board of Directors of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Directors and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Portfolios complied with the Rule 17a-7 Procedures adopted by the Board of Directors of the Fund.

For the year ended October 31, 2022, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Large Cap International Portfolio	$65,316	$49,754	$(17,757)
International Core Equity Portfolio	231,336	138,743	(6,854)
DFA Global Real Estate Securities Portfolio	29,992	287	(481)
DFA International Small Cap Value Portfolio	182,554	406,702	(130,631)
International Vector Equity Portfolio	50,537	95,090	6,759
International High Relative Profitability Portfolio	76,151	66,961	(7,786)
World ex U.S. Core Equity Portfolio	15,251	17,741	1,232
World ex U.S. Targeted Value Portfolio	19,278	34,098	(4,174)

Portfolio	Purchases	Sales	Realized Gain (Loss)
Emerging Markets Core Equity Portfolio	$15,882	$7,870	$(1,254)
Emerging Markets Targeted Value Portfolio	180	219	34
Emerging Markets ex China Core Equity Portfolio	1,169	62	8

K. Securities Lending:

As of October 31, 2022, some of the Portfolios had securities on loan to brokers/dealers, for which each such Portfolio received cash collateral. The Portfolios also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
Large Cap International Portfolio	$40,583
International Core Equity Portfolio	284,799
DFA International Real Estate Securities Portfolio	23,713
DFA International Small Cap Value Portfolio	101,708
International Vector Equity Portfolio	43,708
International High Relative Profitability Portfolio	10,421
World ex U.S. Core Equity Portfolio	51,359
World ex U.S. Targeted Value Portfolio	3,786
Emerging Markets Core Equity Portfolio	696,482
Emerging Markets Targeted Value Portfolio	2,339
Emerging Markets ex China Core Equity Portfolio	280

Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolio’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Each Portfolio also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Large Cap International Portfolio Common Stocks	$249,563	—	—	—	$249,563
International Core Equity Portfolio Common Stocks, Rights/Warrants	1,565,282	—	—	—	1,565,282
DFA International Real Estate Securities Portfolio Common Stocks	299,241	—	—	—	299,241
DFA Global Real Estate Securities Portfolio Common Stocks	207,964	—	—	—	207,964
DFA International Small Cap Value Portfolio Common Stocks	294,176	—	—	—	294,176
International Vector Equity Portfolio Common Stocks, Rights/Warrants	165,207	—	—	—	165,207
International High Relative Profitability Portfolio Common Stocks	128,519	—	—	—	128,519
World ex U.S. Core Equity Portfolio Common Stocks	175,641	—	—	—	175,641
World ex U.S. Targeted Value Portfolio Common Stocks, Preferred Stocks, Rights/Warrants	1,876	—	—	—	1,876
Emerging Markets Core Equity Portfolio Common Stocks	436,254	—	—	—	436,254
Emerging Markets Targeted Value Portfolio Common Stocks	1,691	—	—	—	1,691
Emerging Markets ex China Core Equity Portfolio Common Stocks	6,829	—	—	—	6,829

L. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in Emerging Markets Value Portfolio Class R2 Shares.

M. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

N. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminates the asset segregation framework previously used by the Portfolios to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Portfolios began complying with the Valuation Rule on August 1, 2022.

O. Other:

As of October 31, 2022, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Large Cap International Portfolio-Institutional Class	4	74%
International Core Equity Portfolio-Institutional Class	4	71%
Global Small Company Portfolio-Institutional Class	4	95%
International Small Company Portfolio-Institutional Class	4	79%

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Japanese Small Company Portfolio-Institutional Class	3	87%
Asia Pacific Small Company Portfolio-Institutional Class	2	91%
United Kingdom Small Company Portfolio-Institutional Class	4	94%
Continental Small Company Portfolio-Institutional Class	2	91%
DFA International Real Estate Securities Portfolio-Institutional Class	4	93%
DFA Global Real Estate Securities Portfolio-Institutional Class	3	69%
DFA International Small Cap Value Portfolio-Institutional Class	4	75%
International Vector Equity Portfolio-Institutional Class	3	83%
International High Relative Profitability Portfolio-Institutional Class	3	87%
World ex U.S. Value Portfolio-Institutional Class	5	76%
World ex U.S. Core Equity Portfolio-Institutional Class	3	74%
World ex U.S. Targeted Value Portfolio-Institutional Class	3	98%
World Core Equity Portfolio-Institutional Class	6	86%
Selectively Hedged Global Equity Portfolio-Institutional Class	3	85%
Emerging Markets Portfolio-Institutional Class	3	67%
Emerging Markets Small Cap Portfolio-Institutional Class	3	62%
Emerging Markets Value Portfolio-Class R2	1	41%
Emerging Markets Value Portfolio-Institutional Class	2	97%
Emerging Markets Core Equity Portfolio-Institutional Class	3	64%
Emerging Markets Targeted Value Portfolio-Institutional Class	3	93%
Emerging Markets ex China Core Equity Portfolio-Institutional Class	4	98%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

P. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the twenty-four portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings or schedules of investments, of each of the portfolios indicated in the table below (twenty-four of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights

Large Cap International Portfolio (1)

International Core Equity Portfolio (1)

Global Small Company Portfolio (2)

International Small Company Portfolio (2)

Japanese Small Company Portfolio (2)

Asia Pacific Small Company Portfolio (2)

United Kingdom Small Company Portfolio (2)

Continental Small Company Portfolio (2)

DFA International Real Estate Securities Portfolio (1)

DFA Global Real Estate Securities Portfolio (1)

DFA International Small Cap Value Portfolio (1)

International Vector Equity Portfolio (1)

International High Relative Profitability Portfolio (1)

World ex U.S. Value Portfolio (2)

World ex U.S. Core Equity Portfolio (1)

World ex U.S. Targeted Value Portfolio (1)

World Core Equity Portfolio (2)

Selectively Hedged Global Equity Portfolio (2)

Emerging Markets Portfolio (2)

Emerging Markets Small Cap Portfolio (2)

Emerging Markets Value Portfolio (2)

Emerging Markets Core Equity Portfolio (1)

Emerging Markets Targeted Value Portfolio (1)

	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For each of the periods indicated therein

Emerging Markets ex China Core Equity Portfolio (1)	For the period November 15, 2021 (commencement of operations) through October 31, 2022

(1)	Summary schedule of portfolio holdings
(2)	Schedule of investments

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio — Class R2 vs.

MSCI World ex USA Index (net dividends),

MSCI World ex USA Value Index (net dividends)

October 31, 2012-October 31, 2022

DFA International Value Portfolio — Institutional Class vs.

MSCI World ex USA Index (net dividends),

MSCI World ex USA Value Index (net dividends)

October 31, 2012-October 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

DFA International Value Portfolio

The DFA International Value Portfolio invests in developed ex U.S. large company value stocks by purchasing shares of the DFA International Value Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2022, the Master Fund held approximately 550 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2022, total returns were -13.98% for the Portfolio’s Class R2 shares, -13.90% for the Portfolio’s Institutional Class shares, -15.27% for the MSCI World ex USA Value Index, and -22.04% for the MSCI World ex USA Index (net dividends). As of February 28, 2022, the Portfolio changed its benchmark from the MSCI World ex USA Index (net dividends) to the MSCI World ex USA Value Index (net dividends) because this index better reflects the universe of securities in which the Master Fund invests. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Master Fund’s focus on value stocks contributed positively to performance relative to the benchmarks. The Master Fund’s exclusion of real estate investment trusts (REITs) also contributed positively to relative performance, as those stocks generally underperformed.

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES
CONTINUED
Six Months Ended October 31, 2022
EXPENSE TABLE

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA International Value Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$901.00	0.42%	$2.01
Institutional Class Shares	$1,000.00	$900.70	0.30%	$1.44
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,023.09	0.42%	$2.14
Institutional Class Shares	$1,000.00	$1,023.69	0.30%	$1.53

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
DFA International Value Portfolio	100.0%

DFA INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$7,491,601,659

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$7,491,601,659

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

DFA International Value Portfolio
ASSETS:
Investments in Affiliated Investment Company at Value	$7,491,602
Receivables:
Fund Shares Sold	10,027
Prepaid Expenses and Other Assets	118

Total Assets	7,501,747

LIABILITIES:
Payables:
Fund Shares Redeemed	7,226
Due to Advisor	308
Accrued Expenses and Other Liabilities	291

Total Liabilities	7,825

NET ASSETS	$7,493,922

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $1,425 and shares outstanding of 88,283	$16.14

NUMBER OF SHARES AUTHORIZED	100,000,000

Institutional Class Shares — based on net assets of $7,492,497 and shares outstanding of 462,867,608	$16.19

NUMBER OF SHARES AUTHORIZED	1,500,000,000

NET ASSETS CONSIST OF:
Paid-In Capital	$8,007,682
Total Distributable Earnings (Loss)	(513,760)

NET ASSETS	$7,493,922

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

DFA International Value Portfolio*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $38,360)	$371,656
Income from Securities Lending	3,222
Expenses Allocated from Affiliated Investment Companies	(17,250)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	357,628

Fund Expenses
Investment Management Fees	21,746
Accounting & Transfer Agent Fees	1,098
Shareholder Servicing Fees
Class R2 Shares	2
Filing Fees	192
Shareholders’ Reports	137
Directors’/Trustees’ Fees & Expenses	42
Professional Fees	98
Other	51

Total Fund Expenses	23,366

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Class R2 Shares	3
Institutional Class Shares	16,302

Net Expenses	7,061

Net Investment Income (Loss)	350,567

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(7,444)
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(1,569,559)

Net Realized and Unrealized Gain (Loss)	(1,577,003)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,226,436)

**	Net of foreign capital gain taxes withheld of $0.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio***
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$350,567	$275,625
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(7,444)	377,980
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(1,569,559)	2,522,431

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,226,436)	3,176,036

Distributions:
Class R2 Shares	(78)	(43)
Institutional Class Shares	(402,623)	(258,413)

Total Distributions	(402,701)	(258,456)

Capital Share Transactions (1):
Shares Issued	2,471,605	1,043,206
Shares Issued in Lieu of Cash Distributions	396,749	254,720
Shares Redeemed	(2,059,528)	(2,459,596)

Net Increase (Decrease) from Capital Share Transactions	808,826	(1,161,670)

Total Increase (Decrease) in Net Assets	(820,311)	1,755,910
Net Assets
Beginning of Year	8,314,233	6,558,323

End of Year	$7,493,922	$8,314,233

(1) Shares Issued and Redeemed:
Shares Issued	134,715	56,340
Shares Issued in Lieu of Cash Distributions	22,689	13,672
Shares Redeemed	(114,398)	(134,474)

Net Increase (Decrease) from Shares Issued and Redeemed	43,006	(64,462)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Class R2 Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$19.74	$13.50	$17.13	$17.68	$19.89

Income from Investment Operations (A)
Net Investment Income (Loss)	0.78	0.62	0.38	0.58	0.54
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.49)	6.17	(3.61)	(0.10)	(2.21)

Total from Investment Operations	(2.71)	6.79	(3.23)	0.48	(1.67)

Less Distributions:
Net Investment Income	(0.85)	(0.55)	(0.40)	(0.51)	(0.54)
Net Realized Gains	(0.04)	—	—	(0.52)	—

Total Distributions	(0.89)	(0.55)	(0.40)	(1.03)	(0.54)

Net Asset Value, End of Year	$16.14	$19.74	$13.50	$17.13	$17.68

Total Return	(13.98%)	50.55%	(19.08%)	3.13%	(8.59%)

Net Assets, End of Year (thousands)	$1,425	$1,753	$835	$1,191	$1,477
Ratio of Expenses to Average Net Assets (C)	0.42%	0.60%	0.65%	0.69%	0.68%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (C)	0.62%	0.80%	0.85%	0.89%	0.88%
Ratio of Net Investment Income to Average Net Assets	4.26%	3.31%	2.56%	3.43%	2.72%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$19.80	$13.54	$17.18	$17.74	$19.94

Income from Investment Operations (A)
Net Investment Income (Loss)	0.79	0.62	0.38	0.63	0.60
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.49)	6.23	(3.58)	(0.11)	(2.21)

Total from Investment Operations	(2.70)	6.85	(3.20)	0.52	(1.61)

Less Distributions:
Net Investment Income	(0.87)	(0.59)	(0.44)	(0.56)	(0.59)
Net Realized Gains	(0.04)	—	—	(0.52)	—

Total Distributions	(0.91)	(0.59)	(0.44)	(1.08)	(0.59)

Net Asset Value, End of Year	$16.19	$19.80	$13.54	$17.18	$17.74

Total Return	(13.90%)	50.90%	(18.87%)	3.37%	(8.32%)

Net Assets, End of Year (thousands)	$7,492,497	$8,312,480	$6,557,488	$9,173,478	$9,421,965
Ratio of Expenses to Average Net Assets (C)	0.30%	0.36%	0.40%	0.44%	0.43%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (C)	0.50%	0.56%	0.60%	0.64%	0.63%
Ratio of Net Investment Income to Average Net Assets	4.30%	3.36%	2.57%	3.70%	3.01%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, one of which, the DFA International Value Portfolio (the “Portfolio”), is presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2022, the Portfolio owned 71% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investment reflects its proportionate interests in the net assets of the Series. The valuation is classified as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolio may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Schedule of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of received distributions that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board of Directors, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio. For the year ended October 31, 2022, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

DFA International Value Portfolio	0.27%*

*	Effective as of February 28, 2022, the management fee payable by the Portfolio was reduced from 0.30% to 0.25%.

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolio, as described in the notes below. A portion of the Fee Waiver Agreement for the Portfolio will remain in effect through February 28, 2023, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. The Fee Waiver Agreement with respect to the total management fees paid by the Portfolio, as described in the notes below, will remain in effect permanently, unless terminated by the Portfolio. During the year ended October 31, 2022, the Portfolio had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2022, and the previously waived fees/expenses assumed subject to future recovery by the

Advisor as of October 31, 2022, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio (defined below) of the Class R2 shares of the Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount for the Portfolio. The Advisor, however, will not be reimbursed by the Portfolio in connection with its Permanent Fee Waiver. The Fund, on behalf of the Portfolio, is also not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Total Management Fee Limit	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA International Value Portfolio (1)	—	0.25%	—	$16,302	—
Class R2 Shares
DFA International Value Portfolio (2)	0.79%	0.25%	—	3	—

(1)

Effective February 28, 2022, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to the rate listed above as a percentage of the average net assets of the Institutional Class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2021 to February 27, 2022, the Permanent Fee Waiver Limit was 0.30%. From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.35%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.40%.

(2)

Effective February 28, 2022, the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the DFA International Value Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund, to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Permanent Fee Waiver”). From February 28, 2021 to February 27, 2022, the Permanent Fee Waiver Limit was 0.30%. From February 28, 2020 to February 27, 2021, the Permanent Fee Waiver Limit was 0.35%. From July 21, 2015 to February 27, 2020, the Permanent Fee Waiver Limit was 0.40%. In addition to the Permanent Fee Waiver, the Advisor has contractually agreed to assume the direct expenses of Class R2 shares of the Portfolio (excluding management fees and custodian fees), to the extent necessary to limit the annualized expenses of Class R2 shares of the Portfolio (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) to the rate listed above (the “Annualized Expense Ratio”).

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amounts paid by the Fund to the CCO were $20 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

DFA International Value Portfolio	$102

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022, can occur as a result of realized gains on securities considered to be “passive foreign investment companies”, non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio
2021	$258,456	—	—	$258,456
2022	402,701	—	—	402,701

As of October 31, 2022, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio	$(769)	—	$(769)

As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio	$31,309	—	$(11,138)	$(533,823)	$(513,652)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Portfolio had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA International Value Portfolio	$11,138	$11,138

During the year ended October 31, 2022, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio	$8,022,124	—	$(530,331)	$(530,331)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Amount	Shares	Amount	Shares
DFA International Value Portfolio
Class R2 Shares
Shares Issued	$712	37	$1,954	104
Shares Issued in Lieu of Cash Distributions	77	4	43	2
Shares Redeemed	(787)	(42)	(1,495)	(80)

Net Increase (Decrease) — Class R2 Shares	$2	(1)	$502	26

Institutional Class Shares
Shares Issued	$2,470,893	134,678	$1,041,251	56,236
Shares Issued in Lieu of Cash Distributions	396,672	22,685	254,677	13,670
Shares Redeemed	(2,058,741)	(114,356)	(2,458,101)	(134,394)

Net Increase (Decrease) — Institutional Class Shares	$808,824	43,007	$(1,162,173)	(64,488)

G. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio’s Class R2 Shares.

H. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminates the asset segregation framework previously used by the Portfolio to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Portfolio began complying with the Valuation Rule on August 1, 2022.

J. Other:

As of October 31, 2022, the following number of shareholders held the following approximate percentages of the Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio-Class R2	5	71%
DFA International Value Portfolio-Institutional Class	4	91%

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., referred to hereafter as the “Portfolio”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the security owned as of October 31, 2022 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends),

MSCI World ex USA Value Index (net dividends)

October 31, 2012-October 31, 2022

The Japanese Small Company Series vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Asia Pacific Small Company Series vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

The United Kingdom Small Company Series vs.

MSCI United Kingdom Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Continental Small Company Series vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

The Canadian Small Company Series vs.

MSCI Canada Small Cap Index (net dividends)

October 31, 2012-October 31, 2022

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2012-October 31, 2022

The Emerging Markets Small Cap Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2012-October 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S. Dollars
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2022, the Series held approximately 550 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2022, total returns were -13.82% for the Series, -15.27% for the MSCI World ex USA Value Index, and -22.04% for the MSCI World ex USA Index (net dividends). As of February 28, 2022, the Series changed its benchmark from the MSCI World ex USA Index (net dividends) to the MSCI World ex USA Value Index (net dividends) because this index better reflects the universe of securities in which the Series invests. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Series’ focus on value stocks contributed positively to performance relative to the benchmarks. The Series’ exclusion of real estate investment trusts (REITs) also contributed positively to relative performance, as those stocks generally underperformed.

The Japanese Small Company Series

The Japanese Small Company Series invests in Japanese small company stocks. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Series held approximately 1,750 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2022, total returns were -23.60% for the Series and -24.90% for the MSCI Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, as these stocks outperformed. The Series’ exclusion of stocks with the lowest profitability and highest relative price also contributed positively to performance relative to the benchmark, as did the Series’ exclusion of stocks with high asset growth, as those stocks underperformed.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series invests in small company stocks in Australia, Hong Kong, New Zealand, and Singapore. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Series held approximately 840 securities in 4 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2022, total returns were -26.65% for the Series and -24.10% for the MSCI Pacific ex Japan Small Cap Index (net dividends), the Series’ benchmark. The Series’ emphasis on stocks with smaller market capitalizations, particularly in Australia, detracted from relative performance, as larger stocks held by the benchmark outperformed.

The United Kingdom Small Company Series

The United Kingdom Small Company Series invests in small company stocks in the U.K. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Series held approximately 310 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2022, total returns were -33.34% for the Series and - 37.62% for the MSCI United Kingdom Small Cap Index (net dividends), the Series’ benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to relative performance, as did the Series’ exclusion of stocks with high asset growth, as those securities underperformed.

The Continental Small Company Series

The Continental Small Company Series invests in small company stocks in the developed markets of Europe (excluding the U.K.) and Israel. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Series held approximately 1,170 securities in 15 eligible countries. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2022, total returns were -29.07% for the Series and - 34.51% for the MSCI Europe ex U.K. Small Cap Index (net dividends), the Series’ benchmark. Differences in size definitions between the Series and the benchmark led to weight differences between countries, which contributed positively to performance relative to the benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price also contributed positively to relative performance, as did the Series’ exclusion of stocks with high asset growth, as those securities underperformed for the year.

The Canadian Small Company Series

The Canadian Small Company Series invests in small company stocks in Canada. The Series generally excludes stocks with the lowest profitability and highest relative price. The Series also generally excludes certain companies with high asset growth. The investment strategy is process-driven, emphasizing broad diversification. As of October 31, 2022, the Series held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2022, total returns were -12.52% for the Series and -17.55% for the MSCI Canada Small Cap Index (net dividends), the Series’ benchmark. The Series’ exclusion of stocks with the lowest profitability and highest relative price contributed positively to performance relative to the benchmark, as did the Series’ exclusion of stocks with high asset growth, as those securities underperformed. Additionally, the Series’ exclusion of real estate investment trusts (REITs) also contributed positively to performance relative to the benchmark, as REITs generally underperformed.

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2022, the Series held approximately 1,880 securities in 23 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2022, total returns were -25.79% for the Series and -31.03% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets. The Portfolio’s emphasis on stocks with higher profitability also contributed positively to performance relative to the benchmark, as these stocks generally outperformed. At the country level, the Portfolio’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series invests in small company stocks in emerging markets. The Series generally excludes stocks with the lowest profitability and highest relative price. Additionally, the Series generally excludes certain companies with high asset growth. The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Series held approximately 5,150 securities in 20 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2022, total returns were -22.31% for the Series and -31.03% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. With small-cap stocks outperforming large-cap stocks in emerging markets, the Series’ inclusion of stocks with smaller market capitalizations contributed positively to performance relative to the benchmark, which is composed primarily of large- and mid-cap stocks. At the country level, the Series lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. Afund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLES

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The DFA International Value Series
Actual Fund Return	$1,000.00	$900.90	0.21%	$1.01
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

The Japanese Small Company Series
Actual Fund Return	$1,000.00	$926.50	0.12%	$0.58
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$805.00	0.12%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.60	0.12%	$0.61
The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$812.90	0.11%	$0.50
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56
The Continental Small Company Series
Actual Fund Return	$1,000.00	$837.30	0.13%	$0.60
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66
The Canadian Small Company Series
Actual Fund Return	$1,000.00	$876.80	0.11%	$0.52
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56
The Emerging Markets Series
Actual Fund Return	$1,000.00	$818.30	0.15%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77
The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$845.90	0.26%	$1.21
Hypothetical 5% Annual Return	$1,000.00	$1,023.90	0.26%	$1.33

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series
Communication Services	3.4%
Consumer Discretionary	12.3%
Consumer Staples	4.8%
Energy	15.9%
Financials	28.7%
Health Care	5.5%
Industrials	11.1%
Information Technology	1.3%
Materials	14.0%
Real Estate	2.2%
Utilities	0.8%

100.0%

The Japanese Small Company Series
Communication Services	2.4%
Consumer Discretionary	14.7%
Consumer Staples	7.9%
Energy	0.8%
Financials	9.0%
Health Care	5.1%
Industrials	28.9%
Information Technology	15.6%
Materials	12.4%
Real Estate	1.5%
Utilities	1.7%

100.0%

The Asia Pacific Small Company Series
Communication Services	4.9%
Consumer Discretionary	18.9%
Consumer Staples	8.6%
Energy	6.3%
Financials	13.0%
Health Care	5.7%
Industrials	11.8%
Information Technology	7.8%
Materials	15.3%
Real Estate	6.9%
Utilities	0.8%

100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The United Kingdom Small Company Series
Communication Services	3.7%
Consumer Discretionary	16.8%
Consumer Staples	7.2%
Energy	4.3%
Financials	18.9%
Health Care	5.0%
Industrials	22.8%
Information Technology	8.7%
Materials	5.3%
Real Estate	3.0%
Utilities	4.3%

100.0%

The Continental Small Company Series
Communication Services	4.8%
Consumer Discretionary	8.4%
Consumer Staples	4.3%
Energy	4.4%
Financials	16.6%
Health Care	6.0%
Industrials	27.0%
Information Technology	10.2%
Materials	9.1%
Real Estate	4.9%
Utilities	4.3%

100.0%

The Canadian Small Company Series
Communication Services	1.3%
Consumer Discretionary	5.5%
Consumer Staples	4.9%
Energy	28.7%
Financials	9.3%
Health Care	1.5%
Industrials	11.0%
Information Technology	3.3%
Materials	23.8%
Real Estate	2.6%
Utilities	8.1%

100.0%

The Emerging Markets Series
Communication Services	7.8%
Consumer Discretionary	10.4%
Consumer Staples	6.7%
Energy	6.0%
Financials	21.8%
Health Care	4.3%
Industrials	7.4%
Information Technology	19.0%
Materials	11.7%
Real Estate	1.9%
Utilities	3.0%

100.0%

The Emerging Markets Small Cap Series
Communication Services	3.3%
Consumer Discretionary	13.8%
Consumer Staples	6.9%
Energy	2.1%
Financials	9.5%
Health Care	8.3%
Industrials	15.8%
Information Technology	14.8%
Materials	14.8%
Real Estate	5.7%
Utilities	5.0%

100.0%

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.7%)
AUSTRALIA — (7.6%)
# Australia & New Zealand Banking Group Ltd.	7,347,638	$120,381,777	1.1%
National Australia Bank Ltd.	5,345,044	111,027,479	1.1%
Westpac Banking Corp.	7,338,308	113,310,525	1.1%
Woodside Energy Group Ltd	3,456,203	79,902,049	0.8%
Other Securities		392,173,877	3.7%

TOTAL AUSTRALIA		816,795,707	7.8%

AUSTRIA — (0.1%)
Other Securities		6,220,806	0.1%

BELGIUM — (0.6%)
Other Securities		58,799,281	0.6%

CANADA — (10.1%)
Bank of Montreal	1,789	164,790	0.0%
# Bank of Montreal	1,331,345	122,590,248	1.2%
Bank of Nova Scotia	443,447	21,434,275	0.2%
Bank of Nova Scotia	2,098,551	101,401,984	1.0%
Canadian Imperial Bank of Commerce	1,446,994	65,714,037	0.6%
Canadian Natural Resources Ltd.	806,380	48,334,417	0.5%
Fairfax Financial Holdings Ltd.	97,836	48,050,126	0.4%
Nutrien Ltd.	944,511	79,811,163	0.8%
Suncor Energy, Inc.	1,317,132	45,304,678	0.4%
Suncor Energy, Inc.	2,013,309	69,237,696	0.7%
# Teck Resources Ltd., Class B	2,050,761	62,425,165	0.6%
Other Securities		425,965,154	4.0%

TOTAL CANADA		1,090,433,733	10.4%

CHINA — (0.0%)
Other Securities		3,578,225	0.0%

DENMARK — (1.9%)
DSV AS	379,252	51,247,654	0.5%
Other Securities		150,557,322	1.4%

TOTAL DENMARK		201,804,976	1.9%

FINLAND — (1.1%)
Other Securities		113,789,895	1.1%

FRANCE — (10.2%)
AXA SA	2,421,503	59,798,721	0.6%
BNP Paribas SA	1,819,966	85,345,265	0.8%
Cie de Saint-Gobain	1,784,858	72,966,654	0.7%
Cie Generale des Etablissements Michelin SCA	2,521,000	64,245,287	0.6%
Engie SA	3,701,762	48,098,296	0.5%
Orange SA	7,137,374	68,004,272	0.6%
Sanofi	682,839	58,763,618	0.6%
# TotalEnergies SE	6,840,726	373,184,524	3.5%
Other Securities		264,876,509	2.5%

TOTAL FRANCE		1,095,283,146	10.4%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (5.5%)
BASF SE	1,819,157	$81,626,734	0.8%
Bayerische Motoren Werke AG	1,003,964	78,803,005	0.7%
Mercedes-Benz Group AG	2,636,283	152,592,147	1.5%
Other Securities		281,533,549	2.6%

TOTAL GERMANY		594,555,435	5.6%

HONG KONG — (2.0%)
Other Securities		214,006,034	2.0%

IRELAND — (0.4%)
Other Securities		46,570,809	0.4%

ISRAEL — (0.6%)
Other Securities		64,808,590	0.6%

ITALY — (2.0%)
# Intesa Sanpaolo SpA	26,193,710	49,939,026	0.5%
UniCredit SpA	3,981,409	49,374,501	0.5%
Other Securities		114,595,246	1.0%

TOTAL ITALY		213,908,773	2.0%

JAPAN — (18.6%)
Honda Motor Co. Ltd.	3,522,000	80,310,312	0.8%
Mitsubishi Corp.	1,963,400	53,186,304	0.5%
Mitsubishi UFJ Financial Group, Inc.	10,193,750	48,153,735	0.5%
Takeda Pharmaceutical Co. Ltd.	2,595,871	68,554,353	0.7%
Toyota Motor Corp.	12,080,750	167,615,564	1.6%
Other Securities		1,581,578,322	14.9%

TOTAL JAPAN		1,999,398,590	19.0%

NETHERLANDS — (3.8%)
ING Groep NV	4,971,616	48,918,640	0.5%
Koninklijke Ahold Delhaize NV	4,054,901	113,084,163	1.1%
Other Securities		243,026,322	2.2%

TOTAL NETHERLANDS		405,029,125	3.8%

NEW ZEALAND — (0.2%)
Other Securities		23,565,859	0.2%

NORWAY — (0.9%)
Other Securities		101,097,179	1.0%

PORTUGAL — (0.1%)
Other Securities		14,011,161	0.1%

SINGAPORE — (1.1%)
Other Securities		118,180,815	1.1%

SPAIN — (1.9%)
# Banco Santander SA	31,583,925	81,912,138	0.8%
Repsol SA	4,619,638	62,847,702	0.6%
Other Securities		54,102,853	0.5%

TOTAL SPAIN		198,862,693	1.9%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (2.5%)
Other Securities		$270,126,175	2.6%

SWITZERLAND — (8.8%)
Cie Financiere Richemont SA, Class A	922,306	90,140,218	0.9%
Novartis AG	1,706,093	138,007,072	1.3%
# Novartis AG, Sponsored ADR	1,596,183	129,498,327	1.2%
UBS Group AG	6,030,163	95,603,120	0.9%
* UBS Group AG	1,233,581	19,564,595	0.2%
Zurich Insurance Group AG	348,909	148,695,901	1.4%
Other Securities		327,812,902	3.1%

TOTAL SWITZERLAND		949,322,135	9.0%

UNITED KINGDOM — (14.7%)
# Barclays PLC, Sponsored ADR	7,035,082	48,682,767	0.5%
BP PLC	7,690,578	42,548,901	0.4%
# BP PLC, Sponsored ADR	2,518,588	83,818,609	0.8%
British American Tobacco PLC	3,024,009	119,428,540	1.1%
# British American Tobacco PLC, Sponsored ADR	838,885	33,236,624	0.3%
Glencore PLC	23,897,614	137,006,665	1.3%
HSBC Holdings PLC	13,535,003	69,462,304	0.7%
# HSBC Holdings PLC, Sponsored ADR	2,324,211	60,220,307	0.6%
Lloyds Banking Group PLC	164,752,825	79,125,348	0.8%
Shell PLC	307,658	8,522,614	0.1%
Shell PLC, Sponsored ADR	9,015,405	501,526,980	4.8%
Vodafone Group PLC	51,300,878	59,888,735	0.6%
Other Securities		342,384,465	3.1%

TOTAL UNITED KINGDOM		1,585,852,859	15.1%

TOTAL COMMON STOCKS		10,186,002,001	96.7%

PREFERRED STOCKS — (0.8%)
GERMANY — (0.8%)
Volkswagen AG	489,153	62,612,238	0.6%
Other Securities		28,392,993	0.3%

TOTAL GERMANY		91,005,231	0.9%

TOTAL INVESTMENT SECURITIES (Cost $10,555,431,050)		10,277,007,232

		Value†
SECURITIES LENDING COLLATERAL — (4.5%)
@§ The DFA Short Term Investment Fund	41,765,646	482,852,631	4.6%

TOTAL INVESTMENTS—(100.0%) (Cost $11,038,476,605)		$10,759,859,863	102.2%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2022, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	842	12/16/22	$157,956,087	$163,474,300	$5,518,213

Total Futures Contracts			$157,956,087	$163,474,300	$5,518,213

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$816,795,707	—	$816,795,707
Austria	—	6,220,806	—	6,220,806
Belgium	—	58,799,281	—	58,799,281
Canada	$1,090,433,733	—	—	1,090,433,733
China	—	3,578,225	—	3,578,225
Denmark	—	201,804,976	—	201,804,976
Finland	5,856,638	107,933,257	—	113,789,895
France	—	1,095,283,146	—	1,095,283,146
Germany	14,207,408	580,348,027	—	594,555,435
Hong Kong	—	214,006,034	—	214,006,034
Ireland	26,386,842	20,183,967	—	46,570,809
Israel	11,032,764	53,775,826	—	64,808,590
Italy	24,863,308	189,045,465	—	213,908,773
Japan	13,905,475	1,985,493,115	—	1,999,398,590
Netherlands	26,051,464	378,977,661	—	405,029,125
New Zealand	—	23,565,859	—	23,565,859
Norway	—	101,097,179	—	101,097,179
Portugal	—	14,011,161	—	14,011,161
Singapore	—	118,180,815	—	118,180,815
Spain	6,210,086	192,652,607	—	198,862,693
Sweden	—	270,126,175	—	270,126,175
Switzerland	158,548,612	790,773,523	—	949,322,135
United Kingdom	766,554,481	819,298,378	—	1,585,852,859
Preferred Stocks
Germany	—	91,005,231	—	91,005,231
Securities Lending Collateral	—	482,852,631	—	482,852,631
Futures Contracts**	5,518,213	—	—	5,518,213

TOTAL	$2,149,569,024	$8,615,809,052	—	$10,765,378,076

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.8%)
COMMUNICATION SERVICES — (2.4%)
Other Securities		$60,456,006	2.4%

CONSUMER DISCRETIONARY — (14.4%)
Resorttrust, Inc.	521,964	8,033,803	0.3%
Other Securities		358,737,144	14.2%

TOTAL CONSUMER DISCRETIONARY		366,770,947	14.5%

CONSUMER STAPLES — (7.8%)
Milbon Co. Ltd.	164,552	6,785,094	0.3%
Nippon Suisan Kaisha Ltd.	1,893,700	6,745,679	0.3%
Pigeon Corp.	573,125	7,507,397	0.3%
Sapporo Holdings Ltd.	385,720	8,507,745	0.3%
Other Securities		168,517,053	6.6%

TOTAL CONSUMER STAPLES		198,062,968	7.8%

ENERGY — (0.7%)
Other Securities		19,204,938	0.8%

FINANCIALS — (8.8%)
Fuyo General Lease Co. Ltd.	114,800	6,380,157	0.3%
Hachijuni Bank Ltd.	1,994,500	6,360,770	0.3%
Hirogin Holdings, Inc.	1,534,800	6,331,737	0.3%
JAFCO Group Co. Ltd.	588,100	9,023,388	0.4%
Yamaguchi Financial Group, Inc.	1,237,672	6,517,904	0.3%
Other Securities		188,749,126	7.3%

TOTAL FINANCIALS		223,363,082	8.9%

HEALTH CARE — (5.0%)
H.U. Group Holdings, Inc.	348,800	6,492,843	0.3%
Nipro Corp.	839,500	6,328,382	0.3%
Ship Healthcare Holdings, Inc.	346,200	6,639,723	0.3%
Other Securities		108,331,555	4.2%

TOTAL HEALTH CARE		127,792,503	5.1%

INDUSTRIALS — (28.2%)
Daiseki Co. Ltd.	290,755	8,984,172	0.4%
DMG Mori Co. Ltd.	731,800	8,468,845	0.3%
Fujikura Ltd.	1,559,000	9,230,804	0.4%
Furukawa Electric Co. Ltd.	424,300	6,546,029	0.3%
# Hazama Ando Corp.	1,162,500	6,737,422	0.3%
Hitachi Zosen Corp.	1,041,679	6,005,282	0.2%
Inaba Denki Sangyo Co. Ltd.	322,900	6,027,512	0.2%
Mabuchi Motor Co. Ltd.	249,034	6,757,392	0.3%
Meitec Corp.	484,000	8,152,392	0.3%
Nagase & Co. Ltd.	584,600	7,964,771	0.3%
# Nishimatsu Construction Co. Ltd.	313,800	7,640,054	0.3%
Nisshinbo Holdings, Inc.	911,180	6,316,101	0.3%
OSG Corp.	526,900	6,698,620	0.3%
Penta-Ocean Construction Co. Ltd.	1,589,800	7,906,395	0.3%
Ushio, Inc.	622,400	6,463,241	0.3%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (Continued)
Other Securities		$610,194,505	24.1%

TOTAL INDUSTRIALS		720,093,537	28.6%

INFORMATION TECHNOLOGY — (15.3%)
Alps Alpine Co. Ltd.	788,800	6,776,241	0.3%
Anritsu Corp.	849,300	8,548,093	0.3%
Citizen Watch Co. Ltd.	1,669,800	7,012,673	0.3%
Daiwabo Holdings Co. Ltd.	581,600	7,504,581	0.3%
Dexerials Corp.	345,400	8,044,653	0.3%
DTS Corp.	254,000	6,038,755	0.2%
Konica Minolta, Inc.	2,014,100	6,136,873	0.3%
Macnica Holdings, Inc.	335,450	6,709,361	0.3%
Maruwa Co. Ltd.	57,700	6,779,271	0.3%
NET One Systems Co. Ltd.	383,900	7,884,792	0.3%
NSD Co. Ltd.	489,360	8,362,456	0.3%
Tokyo Seimitsu Co. Ltd.	248,700	7,479,548	0.3%
Topcon Corp.	676,700	7,401,971	0.3%
Ulvac, Inc.	225,700	8,897,322	0.4%
Other Securities		285,987,560	11.2%

TOTAL INFORMATION TECHNOLOGY		389,564,150	15.4%

MATERIALS — (12.1%)
ADEKA Corp.	508,800	7,606,774	0.3%
Asahi Holdings, Inc.	472,200	6,022,117	0.2%
Daicel Corp.	1,608,100	9,175,525	0.4%
Kureha Corp.	103,950	6,674,583	0.3%
Mitsui Mining & Smelting Co. Ltd.	366,200	7,396,353	0.3%
Tokai Carbon Co. Ltd.	1,004,500	6,555,281	0.3%
UBE Corp.	611,100	7,881,843	0.3%
Other Securities		257,679,027	10.2%

TOTAL MATERIALS.		308,991,503	12.3%

REAL ESTATE — (1.4%)
Other Securities		36,414,839	1.4%

UTILITIES — (1.7%)
Nippon Gas Co. Ltd.	684,000	9,936,468	0.4%
Other Securities		32,350,517	1.3%

TOTAL UTILITIES		42,286,985	1.7%

TOTAL COMMON STOCKS (Cost $2,854,128,543)		2,493,001,458	98.9%

		Value†
SECURITIES LENDING COLLATERAL — (2.2%)
@§ The DFA Short Term Investment Fund	4,804,517	55,545,021	2.2%

TOTAL INVESTMENTS—(100.0%) (Cost $2,909,692,756)		$2,548,546,479	101.1%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	—	$60,456,006	—	$60,456,006
Consumer Discretionary	—	366,770,947	—	366,770,947
Consumer Staples	—	198,062,968	—	198,062,968
Energy	—	19,204,938	—	19,204,938
Financials	$2,856,753	220,506,329	—	223,363,082
Health Care	—	127,792,503	—	127,792,503
Industrials	—	720,093,537	—	720,093,537
Information Technology	—	389,564,150	—	389,564,150
Materials	—	308,991,503	—	308,991,503
Real Estate	—	36,414,839	—	36,414,839
Utilities	—	42,286,985	—	42,286,985
Securities Lending Collateral	—	55,545,021	—	55,545,021

TOTAL	$2,856,753	$2,545,689,726	—	$2,548,546,479

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (98.6%)
AUSTRALIA — (64.4%)
*	AMP Ltd.	12,919,775	$10,418,866	0.9%
#	Ansell Ltd.	667,221	12,045,403	1.0%
#	ARB Corp. Ltd.	515,315	9,567,925	0.8%
	AUB Group Ltd.	762,060	10,083,242	0.9%
	Bapcor Ltd.	2,227,045	9,417,379	0.8%
	Beach Energy Ltd.	8,737,409	8,934,529	0.8%
#	Breville Group Ltd.	652,020	8,261,901	0.7%
	Brickworks Ltd.	469,394	6,646,000	0.6%
#	Corporate Travel Management Ltd.	706,149	7,883,899	0.7%
	CSR Ltd.	3,109,441	9,211,011	0.8%
	Downer EDI Ltd.	3,274,403	9,410,422	0.8%
	Eagers Automotive Ltd.	941,185	7,461,464	0.6%
	Elders Ltd.	1,009,369	8,415,415	0.7%
#*	Flight Centre Travel Group Ltd.	718,191	7,643,947	0.6%
#	Gold Road Resources Ltd.	7,605,514	6,572,387	0.6%
	GrainCorp Ltd., Class A	1,517,016	8,155,207	0.7%
	Healius Ltd.	3,665,521	8,029,741	0.7%
	HUB24 Ltd.	461,678	7,485,853	0.6%
#	Insignia Financial Ltd.	4,120,661	8,306,842	0.7%
	IPH Ltd.	1,331,405	8,467,477	0.7%
	IRESS Ltd.	1,215,703	7,890,780	0.7%
	Lifestyle Communities Ltd.	578,173	6,490,474	0.5%
	Metcash Ltd.	2,899,744	7,612,203	0.6%
#	New Hope Corp. Ltd.	2,341,365	8,505,399	0.7%
	nib holdings Ltd.	2,992,914	12,806,819	1.1%
	Nufarm Ltd.	2,098,872	7,480,120	0.6%
#*	Omni Bridgeway Ltd.	2,355,720	6,782,068	0.6%
	Orora Ltd.	5,992,474	11,628,555	1.0%
#*	Paladin Energy Ltd.	16,033,988	8,680,653	0.7%
#	Pendal Group Ltd.	2,058,779	6,466,738	0.5%
#	Perseus Mining Ltd.	8,114,950	9,451,479	0.8%
	Premier Investments Ltd.	410,666	6,576,580	0.6%
	Reliance Worldwide Corp. Ltd.	4,255,179	8,742,677	0.7%
	Sims Ltd.	1,106,977	8,654,727	0.7%
*	Star Entertainment Group Ltd.	5,751,661	10,819,618	0.9%
#	Super Retail Group Ltd.	1,057,351	6,952,302	0.6%
#*	Syrah Resources Ltd.	4,792,786	7,321,076	0.6%
	Technology One Ltd.	1,296,361	9,972,913	0.8%
Ω	Viva Energy Group Ltd.	3,776,327	6,854,919	0.6%
#*	Webjet Ltd.	2,329,981	7,868,307	0.7%
	Whitehaven Coal Ltd.	3,623,702	21,049,343	1.8%
	Other Securities		417,169,018	34.7%

TOTAL AUSTRALIA			778,195,678	65.2%

CHINA — (0.1%)
	Other Securities		1,050,669	0.1%

HONG KONG — (18.7%)
	ASMPT Ltd.	1,590,200	8,746,899	0.7%
	Kerry Logistics Network Ltd.	4,063,500	6,450,213	0.6%
	Luk Fook Holdings International Ltd.	3,509,000	7,622,920	0.6%
	VTech Holdings Ltd.	1,292,000	6,877,585	0.6%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
HONG KONG — (Continued)
Other Securities		$195,738,785	16.4%

TOTAL HONG KONG		225,436,402	18.9%

NEW ZEALAND — (4.6%)
Chorus Ltd.	2,451,723	11,836,205	1.0%
* SKYCITY Entertainment Group Ltd.	4,246,632	7,159,611	0.6%
Other Securities		35,984,180	3.0%

TOTAL NEW ZEALAND		54,979,996	4.6%

SINGAPORE — (10.8%)
ComfortDelGro Corp. Ltd.	9,120,200	8,187,132	0.7%
Golden Agri-Resources Ltd.	31,541,800	6,467,918	0.5%
Keppel Infrastructure Trust	18,468,846	6,911,022	0.6%
Other Securities		109,293,171	9.1%

TOTAL SINGAPORE		130,859,243	10.9%

TOTAL COMMON STOCKS		1,190,521,988	99.7%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		21,319	0.0%

HONG KONG — (0.0%)
Other Security		5,255	0.0%

TOTAL RIGHTS/WARRANTS		26,574	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,539,796,503)		1,190,548,562

		Value†
SECURITIES LENDING COLLATERAL — (1.4%)
@§ The DFA Short Term Investment Fund	1,496,806	17,304,573	1.5%

TOTAL INVESTMENTS—(100.0%) (Cost $1,557,108,416)		$1,207,853,135	101.2%

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Australia	$8,084	$777,796,648	$390,946		$778,195,678
China	—	1,050,669	—		1,050,669
Hong Kong	—	224,321,261	1,115,141		225,436,402
New Zealand	—	54,979,996	—		54,979,996
Singapore	637,539	129,841,227	380,477		130,859,243
Rights/Warrants
Australia	—	21,319	—		21,319
Hong Kong	—	5,255	—		5,255
Securities Lending Collateral	—	17,304,573	—		17,304,573

TOTAL	$645,623	$1,205,320,948	$1,886,564	^	$1,207,853,135

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (97.5%)
	COMMUNICATION SERVICES — (3.6%)
	Euromoney Institutional Investor PLC	592,842	$9,845,186	0.8%
	Other Securities		33,354,764	2.9%

	TOTAL COMMUNICATION SERVICES		43,199,950	3.7%

	CONSUMER DISCRETIONARY — (16.3%)
	Bellway PLC	429,828	9,141,218	0.8%
*	Frasers Group PLC	1,220,486	9,056,198	0.8%
	Games Workshop Group PLC	176,198	12,933,595	1.1%
	Greggs PLC	604,556	14,014,474	1.2%
	Inchcape PLC	2,415,336	20,604,988	1.8%
	Pets at Home Group PLC	3,042,980	10,061,388	0.9%
*	Playtech PLC	1,947,421	11,571,872	1.0%
#	Vistry Group PLC	1,228,992	8,503,987	0.7%
	Other Securities		98,610,384	8.4%

	TOTAL CONSUMER DISCRETIONARY		194,498,104	16.7%

	CONSUMER STAPLES — (7.0%)
	Britvic PLC	1,626,728	13,586,475	1.2%
	Cranswick PLC	365,093	12,464,969	1.1%
*	Marks & Spencer Group PLC	7,566,588	9,163,708	0.8%
	Tate & Lyle PLC	2,060,165	16,553,803	1.4%
	Other Securities		31,665,598	2.6%

	TOTAL CONSUMER STAPLES		83,434,553	7.1%

	ENERGY — (4.2%)
*	Capricorn Energy PLC	4,040,365	11,477,115	1.0%
	Other Securities		38,574,608	3.3%

	TOTAL ENERGY		50,051,723	4.3%

	FINANCIALS — (18.4%)
	Beazley PLC	3,081,626	22,100,836	1.9%
	Close Brothers Group PLC	898,617	10,123,897	0.9%
	Hiscox Ltd.	1,420,362	14,632,152	1.2%
	Lancashire Holdings Ltd.	1,670,143	9,478,286	0.8%
	Man Group PLC	7,662,342	19,060,892	1.6%
	OSB Group PLC	2,135,454	10,176,648	0.9%
	Paragon Banking Group PLC	1,934,045	9,462,355	0.8%
	Plus500 Ltd.	525,338	10,868,092	0.9%
Ω	Quilter PLC	8,070,566	8,945,685	0.8%
	TP ICAP Group PLC	4,137,686	8,726,393	0.7%
	Virgin Money UK PLC	6,368,888	9,926,426	0.8%
	Other Securities		86,017,639	7.5%

	TOTAL FINANCIALS		219,519,301	18.8%

	HEALTH CARE — (4.9%)
	CVS Group PLC	413,530	8,938,783	0.8%
	Indivior PLC	771,895	14,621,023	1.2%
#	Mediclinic International PLC	2,400,508	13,655,822	1.2%
	Other Securities		20,957,862	1.8%

	TOTAL HEALTH CARE		58,173,490	5.0%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (22.3%)
* Babcock International Group PLC	2,860,700	$9,035,971	0.8%
Balfour Beatty PLC	3,610,310	12,369,652	1.1%
Diploma PLC	427,629	12,162,994	1.0%
Grafton Group PLC	1,499,770	11,874,058	1.0%
Hays PLC	9,235,636	11,644,369	1.0%
Pagegroup PLC	1,968,311	9,493,890	0.8%
QinetiQ Group PLC	3,269,929	13,478,205	1.2%
Rotork PLC	4,427,553	12,977,500	1.1%
Serco Group PLC	5,072,076	9,486,190	0.8%
Travis Perkins PLC	1,187,192	11,189,269	1.0%
Other Securities		151,227,680	12.9%

TOTAL INDUSTRIALS		264,939,778	22.7%

INFORMATION TECHNOLOGY — (8.5%)
Computacenter PLC	501,179	10,398,774	0.9%
Micro Focus International PLC	1,571,570	9,370,682	0.8%
Softcat PLC	677,739	8,707,891	0.7%
Spectris PLC	462,131	16,016,986	1.4%
Spirent Communications PLC	4,065,908	12,069,222	1.0%
Other Securities		44,097,451	3.8%

TOTAL INFORMATION TECHNOLOGY		100,661,006	8.6%

MATERIALS — (5.1%)
Victrex PLC	545,312	10,356,993	0.9%
Other Securities		50,618,342	4.3%

TOTAL MATERIALS		60,975,335	5.2%

REAL ESTATE — (3.0%)
Grainger PLC	4,237,552	11,018,013	0.9%
Savills PLC	965,499	9,122,034	0.8%
Other Securities		15,177,252	1.3%

TOTAL REAL ESTATE		35,317,299	3.0%

UTILITIES — (4.2%)
Centrica PLC	12,351,821	10,853,682	0.9%
Drax Group PLC	2,494,304	14,895,027	1.3%
Pennon Group PLC	1,360,703	13,075,947	1.1%
Telecom Plus PLC	427,882	10,401,875	0.9%
Other Security		539,940	0.1%

TOTAL UTILITIES		49,766,471	4.3%

TOTAL COMMON STOCKS (Cost $1,400,292,665)		1,160,537,010	99.4%

		Value†
SECURITIES LENDING COLLATERAL — (2.5%)
@§ The DFA Short Term Investment Fund	2,548,908	29,467,920	2.5%

TOTAL INVESTMENTS—(100.0%) (Cost $1,429,768,069)		$1,190,004,930	101.9%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Communication Services	$23,016	$43,176,934	—		$43,199,950
Consumer Discretionary	—	194,388,958	$109,146		194,498,104
Consumer Staples	—	83,434,553	—		83,434,553
Energy	—	50,051,723	—		50,051,723
Financials	—	219,518,781	520		219,519,301
Health Care	—	58,167,401	6,089		58,173,490
Industrials	160,252	264,779,526	—		264,939,778
Information Technology	—	100,661,006	—		100,661,006
Materials	—	60,975,335	—		60,975,335
Real Estate	—	35,317,299	—		35,317,299
Utilities	—	49,766,471	—		49,766,471
Securities Lending Collateral	—	29,467,920	—		29,467,920

TOTAL	$183,268	$1,189,705,907	$115,755	^	$1,190,004,930

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (93.7%)
	AUSTRIA — (3.1%)
	ANDRITZ AG	444,373	$20,652,912	0.5%
Ω	BAWAG Group AG	344,403	16,626,330	0.4%
	Other Securities		104,285,328	2.4%

	TOTAL AUSTRIA		141,564,570	3.3%

	BELGIUM — (4.4%)
	Ackermans & van Haaren NV	172,739	24,066,242	0.6%
	D’ieteren Group	122,666	20,415,062	0.5%
	Euronav NV	1,306,429	22,776,000	0.5%
	Other Securities		132,956,790	3.0%

	TOTAL BELGIUM		200,214,094	4.6%

	DENMARK — (6.2%)
#*	ISS AS	927,711	17,037,438	0.4%
*	Jyske Bank AS	445,581	24,047,629	0.6%
	Ringkjoebing Landbobank AS	197,936	21,527,994	0.5%
	Royal Unibrew AS	312,072	17,826,861	0.4%
	Topdanmark AS	367,737	16,972,205	0.4%
	Other Securities		187,427,684	4.2%

	TOTAL DENMARK		284,839,811	6.5%

	FINLAND — (5.3%)
	Huhtamaki Oyj	643,085	23,112,067	0.5%
	Orion Oyj, Class B	676,382	31,125,885	0.7%
	Valmet Oyj	1,002,259	22,794,608	0.5%
	Other Securities		164,215,005	3.8%

	TOTAL FINLAND		241,247,565	5.5%

	FRANCE — (10.4%)
	Gaztransport Et Technigaz SA	161,171	18,750,394	0.4%
	Nexans SA	198,522	18,537,701	0.4%
	Rexel SA	1,687,054	30,105,974	0.7%
*	SOITEC	136,660	17,498,496	0.4%
	SPIE SA	887,677	20,765,906	0.5%
	Other Securities		368,603,169	8.5%

	TOTAL FRANCE		474,261,640	10.9%

	GERMANY — (13.4%)
*	Aareal Bank AG	523,741	16,561,936	0.4%
	Aurubis AG	287,683	18,152,871	0.4%
	Freenet AG	962,168	18,912,546	0.4%
	Hugo Boss AG	426,713	19,653,270	0.5%
	K&S AG	1,269,799	28,035,878	0.7%
	Lanxess AG	577,941	19,544,674	0.5%
	Rheinmetall AG	186,043	30,241,593	0.7%
	Other Securities		460,058,281	10.5%

	TOTAL GERMANY		611,161,049	14.1%

	IRELAND — (1.5%)
	Bank of Ireland Group PLC	5,945,531	42,811,519	1.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	IRELAND — (Continued)
	Other Securities		$24,848,912	0.6%

	TOTAL IRELAND		67,660,431	1.6%

	ISRAEL — (3.6%)
	Other Securities		162,740,149	3.7%

	ITALY — (8.4%)
	Banco BPM SpA	10,252,032	31,017,683	0.7%
	Italgas SpA	3,535,826	18,217,452	0.4%
	Leonardo SpA	2,965,480	23,824,938	0.6%
	Other Securities		310,831,433	7.1%

	TOTAL ITALY		383,891,506	8.8%

	NETHERLANDS — (5.6%)
	Aalberts NV	686,131	23,803,028	0.6%
	Arcadis NV	533,103	18,091,946	0.4%
	ASR Nederland NV	672,922	29,630,688	0.7%
	BE Semiconductor Industries NV	405,420	20,662,135	0.5%
#	OCI NV	554,235	21,198,317	0.5%
Ω	Signify NV	711,679	19,717,182	0.5%
	Other Securities		123,236,655	2.7%

	TOTAL NETHERLANDS		256,339,951	5.9%

	NORWAY — (2.4%)
	Other Securities		111,438,926	2.6%

	PORTUGAL — (1.0%)
	Other Securities		43,915,237	1.0%

	SPAIN — (5.7%)
	Banco de Sabadell SA	36,362,876	28,610,453	0.7%
	Bankinter SA	4,326,671	26,171,851	0.6%
#	Enagas SA	1,457,648	23,663,312	0.5%
	Other Securities		184,347,363	4.2%

	TOTAL SPAIN		262,792,979	6.0%

	SWEDEN — (5.9%)
	Other Securities		270,528,558	6.2%

	SWITZERLAND — (16.5%)
	Allreal Holding AG	125,251	17,941,765	0.4%
	Belimo Holding AG	65,574	26,708,771	0.6%
	BKW AG	163,805	19,109,935	0.4%
	Bucher Industries AG	54,335	18,319,886	0.4%
	Clariant AG	1,125,574	18,088,884	0.4%
	DKSH Holding AG	235,948	17,021,421	0.4%
*	Flughafen Zurich AG	147,702	22,913,924	0.5%
	Georg Fischer AG	630,511	34,920,705	0.8%
	Helvetia Holding AG	266,750	26,488,894	0.6%
	PSP Swiss Property AG	340,600	36,386,222	0.8%
	Siegfried Holding AG	32,909	19,590,005	0.5%
Ω	VAT Group AG	114,674	26,180,212	0.6%
	Other Securities		470,666,378	11.0%

	TOTAL SWITZERLAND		754,337,002	17.4%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
UNITED STATES — (0.3%)
Other Securities		$12,849,060	0.3%

TOTAL COMMON STOCKS		4,279,782,528	98.4%

PREFERRED STOCKS — (0.7%)
GERMANY — (0.7%)
Other Securities		33,294,751	0.8%

TOTAL INVESTMENT SECURITIES (Cost $4,398,989,975)		4,313,077,279

		Value†
SECURITIES LENDING COLLATERAL — (5.6%)
@§ The DFA Short Term Investment Fund	22,188,427	256,520,399	5.9%

TOTAL INVESTMENTS—(100.0%) (Cost $4,655,611,905)		$4,569,597,678	105.1%

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

		Investments in Securities (Market Value)
	Level 1	Level 2	Level 3		Total
Common Stocks
Austria	$376,173	$141,188,397	—		$141,564,570
Belgium	792,151	199,421,943	—		200,214,094
Denmark	—	284,839,811	—		284,839,811
Finland	—	241,247,565	—		241,247,565
France	127,704	474,099,006	$34,930		474,261,640
Germany	—	611,161,049	—		611,161,049
Ireland	—	67,660,431	—		67,660,431
Israel	585,758	162,154,391	—		162,740,149
Italy	—	383,891,506	—		383,891,506
Netherlands	—	256,339,951	—		256,339,951
Norway	239,412	111,199,514	—		111,438,926
Portugal	—	43,915,237	—		43,915,237
Spain	—	262,792,979	—		262,792,979
Sweden	704,204	269,824,354	—		270,528,558
Switzerland	—	754,337,002	—		754,337,002
United States	5,487,656	7,361,404	—		12,849,060
Preferred Stocks
Germany	—	33,294,751	—		33,294,751
Securities Lending Collateral	—	256,520,399	—		256,520,399

TOTAL	$8,313,058	$4,561,249,690	$34,930	^	$4,569,597,678

^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (85.9%)
COMMUNICATION SERVICES — (1.1%)
	Other Securities		$15,273,446	1.2%

CONSUMER DISCRETIONARY — (4.7%)
#*	Aritzia, Inc.	461,040	17,881,861	1.5%
	Linamar Corp.	255,634	10,941,402	0.9%
	Other Securities		38,001,319	3.1%

TOTAL CONSUMER DISCRETIONARY			66,824,582	5.5%

CONSUMER STAPLES — (4.2%)
#	North West Co., Inc.	291,156	7,576,232	0.6%
#	Premium Brands Holdings Corp.	227,466	13,419,050	1.1%
	Primo Water Corp.	93,425	1,363,071	0.1%
	Primo Water Corp.	799,922	11,661,064	1.0%
	Other Securities		25,055,883	2.1%

TOTAL CONSUMER STAPLES			59,075,300	4.9%

ENERGY — (24.7%)
*	Advantage Energy Ltd.	1,194,867	9,033,751	0.7%
*	Baytex Energy Corp.	2,341,875	12,720,575	1.0%
#	Birchcliff Energy Ltd.	1,610,417	12,518,307	1.0%
#	Crescent Point Energy Corp.	2,943,000	23,006,533	1.9%
#	Crescent Point Energy Corp.	346,792	2,715,381	0.2%
#	Enerplus Corp.	1,294,755	22,448,059	1.9%
	Enerplus Corp.	28,353	490,790	0.0%
#	Freehold Royalties Ltd.	652,441	8,117,499	0.7%
#	Gibson Energy, Inc.	899,205	15,345,922	1.3%
#*	MEG Energy Corp.	2,167,763	32,412,620	2.7%
*	NuVista Energy Ltd.	1,111,528	11,022,676	0.9%
#	Paramount Resources Ltd., Class A	405,621	8,592,673	0.7%
	Parex Resources, Inc.	774,607	11,815,124	1.0%
	Parkland Corp.	836,660	16,913,140	1.4%
#	Peyto Exploration & Development Corp.	965,837	9,017,834	0.7%
#	PrairieSky Royalty Ltd.	1,182,767	18,370,720	1.5%
	Secure Energy Services, Inc.	1,849,956	9,709,094	0.8%
#	Vermilion Energy, Inc.	716,524	16,719,858	1.4%
	Vermilion Energy, Inc.	233,451	5,441,743	0.5%
#	Whitecap Resources, Inc.	2,696,209	20,899,159	1.7%
	Other Securities		81,074,025	6.7%

TOTAL ENERGY			348,385,483	28.7%

FINANCIALS — (8.0%)
#	Canadian Western Bank	498,863	8,678,426	0.7%
#	CI Financial Corp.	1,010,158	10,113,814	0.8%
	Element Fleet Management Corp.	2,180,348	29,047,834	2.4%
#	Laurentian Bank of Canada	370,975	8,278,078	0.7%
	Other Securities		56,710,772	4.7%

TOTAL FINANCIALS			112,828,924	9.3%

HEALTH CARE — (1.3%)
	Other Securities		18,737,939	1.5%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
INDUSTRIALS — (9.4%)
*	ATS Automation Tooling Systems, Inc.	416,536	$13,177,745	1.1%
#*	Bombardier, Inc., Class A	13,989	415,455	0.0%
#*	Bombardier, Inc., Class B	435,248	12,782,522	1.1%
#	Boyd Group Services, Inc.	87,102	12,394,461	1.0%
	Finning International, Inc.	809,489	17,213,562	1.4%
	Richelieu Hardware Ltd.	316,493	8,495,724	0.7%
#	Russel Metals, Inc.	345,023	7,146,878	0.6%
#	SNC-Lavalin Group, Inc.	888,433	15,383,811	1.3%
	Other Securities		46,315,708	3.8%

TOTAL INDUSTRIALS			133,325,866	11.0%

INFORMATION TECHNOLOGY — (2.8%)
	Other Securities		39,577,541	3.2%

MATERIALS — (20.5%)
	Alamos Gold, Inc., Class A	2,191,494	17,292,586	1.4%
	Alamos Gold, Inc., Class A	23,683	186,859	0.0%
	B2Gold Corp.	523,630	1,598,929	0.1%
	B2Gold Corp.	4,206,445	12,913,786	1.1%
	Lundin Mining Corp.	1,333,672	6,989,700	0.6%
#	Methanex Corp.	214,217	7,476,800	0.6%
#	Methanex Corp.	126,782	4,423,424	0.4%
	Pan American Silver Corp.	30,283	483,470	0.0%
#	Pan American Silver Corp.	807,720	12,907,366	1.1%
#	SSR Mining, Inc.	847,686	11,672,908	1.0%
	SSR Mining, Inc.	262,936	3,628,517	0.3%
#	Stella-Jones, Inc.	312,231	9,403,485	0.8%
	Turquoise Hill Resources Ltd.	237,010	6,662,351	0.6%
#*	Turquoise Hill Resources Ltd.	259,936	7,319,089	0.6%
#	Yamana Gold, Inc.	3,875,378	17,010,871	1.4%
	Yamana Gold, Inc.	588,814	2,579,005	0.2%
	Other Securities		166,659,300	13.6%

TOTAL MATERIALS			289,208,446	23.8%

REAL ESTATE — (2.3%)
#	Altus Group Ltd.	244,093	8,673,647	0.7%
#	Tricon Residential, Inc.	1,203,306	10,139,797	0.8%
	Tricon Residential, Inc.	103,827	875,262	0.1%
	Other Securities		12,011,086	1.0%

TOTAL REAL ESTATE			31,699,792	2.6%

UTILITIES — (6.9%)
	Atco Ltd., Class I	397,742	12,349,607	1.0%
	Boralex, Inc., Class A	499,461	14,162,424	1.2%
#	Brookfield Infrastructure Corp., Class A	205,538	8,868,171	0.7%
	Capital Power Corp.	724,520	24,250,825	2.0%
#	Innergex Renewable Energy, Inc.	748,951	8,246,239	0.7%
	TransAlta Corp.	1,758,255	15,487,254	1.3%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
UTILITIES — (Continued)
Other Securities			$14,633,883	1.2%

TOTAL UTILITIES			97,998,403	8.1%

TOTAL COMMON STOCKS (Cost $1,129,103,652)			1,212,935,722	99.8%

TOTAL RIGHTS/WARRANTS (Cost $)			0	0.0%

TOTAL INVESTMENT SECURITIES (Cost $1,129,103,652)			1,212,935,722

			Value†
SECURITIES LENDING COLLATERAL — (14.1%)
@ §	The DFA Short Term Investment Fund	17,275,482	199,721,843	16.5%

TOTAL INVESTMENTS—(100.0%) (Cost $1,328,909,530)			$1,412,657,565	116.3%

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$11,643,215	$3,630,231	—	$15,273,446
Consumer Discretionary	66,824,582	—	—	66,824,582
Consumer Staples	59,075,300	—	—	59,075,300
Energy	348,385,483	—	—	348,385,483
Financials	112,828,924	—	—	112,828,924
Health Care	18,723,050	14,889	—	18,737,939
Industrials	133,325,866	—	—	133,325,866
Information Technology	39,577,541	—	—	39,577,541
Materials	289,169,935	38,511	—	289,208,446
Real Estate	31,699,792	—	—	31,699,792
Utilities	97,998,403	—	—	97,998,403
Securities Lending Collateral	—	199,721,843	—	199,721,843

TOTAL	$1,209,252,091	$203,405,474	—	$1,412,657,565

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (96.1%)
	BRAZIL — (4.5%)
	Petroleo Brasileiro SA	2,733,556	$17,601,021	0.4%
	Petroleo Brasileiro SA, Sponsored ADR	511,889	5,891,842	0.1%
	Petroleo Brasileiro SA, Sponsored ADR	227,883	2,921,460	0.1%
	Vale SA	2,364,713	30,731,421	0.8%
	Other Securities		124,887,653	3.2%

	TOTAL BRAZIL		182,033,397	4.6%

	CHILE — (0.5%)
	Other Securities		21,724,736	0.5%

	CHINA — (23.4%)
*	Alibaba Group Holding Ltd.	714,100	5,552,061	0.2%
*	Alibaba Group Holding Ltd., Sponsored ADR	835,875	53,144,932	1.4%
*	Baidu, Inc., Class A	1,268,100	12,157,268	0.3%
	Bank of China Ltd., Class H	43,912,181	14,143,111	0.4%
	China Construction Bank Corp., Class H	59,766,590	31,717,427	0.8%
	China Resources Land Ltd.	4,798,666	15,013,985	0.4%
	CSPC Pharmaceutical Group Ltd.	11,629,200	11,945,066	0.3%
	Industrial & Commercial Bank of China Ltd., Class H	30,774,185	13,361,085	0.4%
	Lenovo Group Ltd.	13,043,278	10,424,287	0.3%
*Ω	Meituan, Class B	1,133,000	18,139,936	0.5%
#	NetEase, Inc., ADR	193,704	10,773,816	0.3%
	Ping An Insurance Group Co. of China Ltd., Class H	3,693,500	14,786,523	0.4%
	Tencent Holdings Ltd.	3,556,400	93,450,715	2.4%
#*Ω	Xiaomi Corp., Class B	12,403,400	13,929,917	0.4%
#	Yum China Holdings, Inc.	363,986	15,050,821	0.4%
	Other Securities		618,214,698	14.9%

	TOTAL CHINA		951,805,648	23.8%

	COLOMBIA — (0.1%)
	Other Securities		5,030,142	0.1%

	CZECH REPUBLIC — (0.2%)
	Other Securities		7,199,868	0.2%

	EGYPT — (0.0%)
	Other Securities		1,920,708	0.1%

	GREECE — (0.3%)
	Other Securities		13,238,603	0.3%

	HUNGARY — (0.2%)
	Other Securities		8,953,846	0.2%

	INDIA — (18.0%)
	Axis Bank Ltd.	1,721,283	18,876,411	0.5%
	Bajaj Finance Ltd.	131,798	11,395,650	0.3%
	Bharti Airtel Ltd.	1,493,167	15,016,466	0.4%
	HDFC Bank Ltd.	1,512,827	27,440,778	0.7%
	Hindalco Industries Ltd.	2,222,008	10,881,758	0.3%
	Hindustan Unilever Ltd.	440,646	13,635,504	0.3%
	Housing Development Finance Corp. Ltd.	698,934	20,898,952	0.5%
	ICICI Bank Ltd.	1,390,129	15,285,795	0.4%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
# ICICI Bank Ltd., Sponsored ADR	649,989	$14,325,747	0.4%
Infosys Ltd.	1,779,532	33,201,533	0.8%
# Infosys Ltd., Sponsored ADR	500,328	9,371,143	0.2%
JSW Steel Ltd.	1,422,439	11,597,295	0.3%
Mahindra & Mahindra Ltd.	905,189	14,787,857	0.4%
Reliance Industries Ltd.	1,374,995	42,364,653	1.1%
Tata Consultancy Services Ltd.	572,990	22,023,536	0.6%
* Tata Motors Ltd.	2,234,196	11,170,004	0.3%
Tata Steel Ltd.	11,675,250	14,256,387	0.4%
Other Securities		425,896,974	10.5%

TOTAL INDIA		732,426,443	18.4%

INDONESIA — (2.4%)
Bank Central Asia Tbk PT	30,668,300	17,336,096	0.4%
Other Securities		80,236,504	2.0%

TOTAL INDONESIA		97,572,600	2.4%

MALAYSIA — (1.7%)
Other Securities		70,536,471	1.8%

MEXICO — (2.6%)
America Movil SAB de CV	17,462,580	16,481,615	0.4%
Grupo Financiero Banorte SAB de CV, Class O	1,806,062	14,702,455	0.4%
Other Securities		72,766,011	1.8%

TOTAL MEXICO		103,950,081	2.6%

PERU — (0.2%)
Other Securities		6,210,439	0.2%

PHILIPPINES — (0.8%)
Other Securities		31,534,552	0.8%

POLAND — (0.6%)
Other Securities		25,584,214	0.6%

QATAR — (1.0%)
Qatar National Bank QPSC	2,505,254	13,717,886	0.3%
Other Securities		28,854,876	0.8%

TOTAL QATAR		42,572,762	1.1%

SAUDI ARABIA — (4.7%)
* Al Rajhi Bank	1,085,108	24,605,766	0.6%
* Saudi Arabian Mining Co.	512,286	11,402,576	0.3%
Saudi National Bank	945,913	14,950,375	0.4%
Saudi Telecom Co.	1,007,500	10,824,373	0.3%
Other Securities		131,529,877	3.2%

TOTAL SAUDI ARABIA		193,312,967	4.8%

SOUTH AFRICA — (3.5%)
MTN Group Ltd.	1,570,195	11,097,278	0.3%
Other Securities		129,896,408	3.2%

TOTAL SOUTH AFRICA		140,993,686	3.5%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (11.7%)
KB Financial Group, Inc.	309,585	$10,417,236	0.3%
Samsung Electronics Co. Ltd.	3,140,501	130,707,098	3.3%
SK Hynix, Inc.	384,714	22,271,674	0.6%
Other Securities		310,821,368	7.7%

TOTAL SOUTH KOREA		474,217,376	11.9%

TAIWAN — (15.0%)
Hon Hai Precision Industry Co. Ltd.	5,794,322	18,403,209	0.5%
# MediaTek, Inc.	799,995	14,582,464	0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	13,416,808	161,299,590	4.0%
Other Securities		415,194,442	10.4%

TOTAL TAIWAN		609,479,705	15.3%

THAILAND — (2.5%)
Other Securities		100,451,044	2.5%

TURKEY — (0.7%)
Other Securities		28,045,003	0.7%

UNITED ARAB EMIRATES — (1.5%)
Emirates Telecommunications Group Co. PJSC	1,754,520	12,330,867	0.3%
Other Securities		50,250,860	1.3%

TOTAL UNITED ARAB EMIRATES		62,581,727	1.6%

UNITED STATES — (0.0%)
Other Security		1,338,052	0.0%

TOTAL COMMON STOCKS		3,912,714,070	98.0%

PREFERRED STOCKS — (1.3%)
BRAZIL — (1.2%)
Itau Unibanco Holding SA	2,317,176	13,637,044	0.4%
Petroleo Brasileiro SA	2,952,047	17,036,206	0.4%
Other Securities		18,830,811	0.5%

TOTAL BRAZIL		49,504,061	1.3%

CHILE — (0.0%)
Other Security		753,310	0.0%

COLOMBIA — (0.1%)
Other Securities		762,616	0.0%

SOUTH KOREA — (0.0%)
Other Security		39,130	0.0%

TAIWAN — (0.0%)
Other Security		276,224	0.0%

TOTAL PREFERRED STOCKS		51,335,341	1.3%

RIGHTS/WARRANTS — (0.0%)
MALAYSIA — (0.0%)
Other Security		16,218	0.0%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (0.0%)
Other Security		$39,126	0.0%

TAIWAN — (0.0%)
Other Security		59,429	0.0%

TOTAL RIGHTS/WARRANTS		114,773	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,031,692,639)		3,964,164,184

		Value†
SECURITIES LENDING COLLATERAL — (2.6%)
@§ The DFA Short Term Investment Fund	9,232,721	106,739,492	2.7%

TOTAL INVESTMENTS—(100.0%) (Cost $3,138,466,170)		$4,070,903,676	102.0%

As of October 31, 2022, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	644	12/16/22	$29,866,714	$27,485,920	$(2,380,794)
S&P 500® Emini Index	73	12/16/22	13,941,096	14,172,950	231,854

Total Futures Contracts			$43,807,810	$41,658,870	$(2,148,940)

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$182,023,797	$9,600	—	$182,033,397
Chile	11,803,006	9,921,730	—	21,724,736
China	123,031,320	828,774,328	—	951,805,648
Colombia	4,717,484	312,658	—	5,030,142
Czech Republic	—	7,199,868	—	7,199,868
Egypt	1,962	1,918,746	—	1,920,708
Greece	10,252	13,217,128	$11,223	13,238,603
Hungary	—	8,953,846	—	8,953,846
India	31,593,723	700,832,720	—	732,426,443
Indonesia	—	97,572,600	—	97,572,600
Malaysia	—	70,536,471	—	70,536,471
Mexico	103,950,081	—	—	103,950,081
Peru	6,210,439	—	—	6,210,439
Philippines	548,996	30,985,556	—	31,534,552
Poland	—	25,584,214	—	25,584,214
Qatar	—	42,572,762	—	42,572,762
Saudi Arabia	—	193,312,967	—	193,312,967
South Africa	22,218,169	118,775,517	—	140,993,686
South Korea	4,855,920	469,361,456	—	474,217,376
Taiwan	4,177,320	605,295,946	6,439	609,479,705
Thailand	98,389,048	2,061,996	—	100,451,044

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Turkey	—	$28,045,003	—	$28,045,003
United Arab Emirates	—	62,581,727	—	62,581,727
United States	—	1,338,052	—	1,338,052
Preferred Stocks
Brazil	$49,504,061	—	—	49,504,061
Chile	—	753,310	—	753,310
Colombia	762,616	—	—	762,616
South Korea	—	39,130	—	39,130
Taiwan	—	276,224	—	276,224
Rights/Warrants
Malaysia	—	16,218	—	16,218
South Korea	—	39,126	—	39,126
Taiwan	—	59,429	—	59,429
Securities Lending Collateral	—	106,739,492	—	106,739,492
Futures Contracts**	(2,148,940)	—	—	(2,148,940)

TOTAL	$641,649,254	$3,427,087,820	$17,662^	$4,068,754,736

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (97.3%)
	BELGIUM — (0.0%)
	Other Security		$14,557	0.0%

	BRAZIL — (5.7%)
	TOTVS SA	1,646,258	10,568,178	0.3%
	Transmissora Alianca de Energia Eletrica SA	1,318,523	10,258,724	0.3%
	Other Securities		181,842,977	5.2%

TOTAL BRAZIL			202,669,879	5.8%

	CHILE — (0.6%)
	Other Securities		22,580,410	0.6%

	CHINA — (21.9%)
	BYD Electronic International Co. Ltd.	1,940,500	5,639,059	0.2%
	China Conch Venture Holdings Ltd.	4,615,500	6,807,382	0.2%
	China Medical System Holdings Ltd.	5,342,500	5,838,944	0.2%
	China Merchants Port Holdings Co. Ltd.	4,575,230	5,363,986	0.2%
	China Power International Development Ltd.	18,883,333	5,457,077	0.2%
	Chinasoft International Ltd.	9,542,000	6,322,273	0.2%
	Far East Horizon Ltd.	6,976,000	5,387,074	0.2%
	Hengan International Group Co. Ltd.	2,254,500	8,741,258	0.3%
#*	JinkoSolar Holding Co. Ltd., ADR	157,507	7,478,432	0.2%
	Kingboard Holdings Ltd.	2,624,421	6,478,798	0.2%
	Kingsoft Corp. Ltd.	3,307,600	10,015,883	0.3%
	Kunlun Energy Co. Ltd.	12,020,000	7,183,987	0.2%
	Minth Group Ltd.	2,963,000	5,842,632	0.2%
	Shandong Weigao Group Medical Polymer Co. Ltd.,
	Class H	6,050,400	8,336,151	0.3%
	Sinopharm Group Co. Ltd., Class H	3,677,200	6,976,059	0.2%
Ω	Yadea Group Holdings Ltd.	4,400,000	6,718,272	0.2%
	Other Securities		674,286,363	18.7%

TOTAL CHINA.			782,873,630	22.2%

	COLOMBIA — (0.1%)
	Other Securities		3,508,664	0.1%

	GREECE — (0.4%)
	Other Securities		12,870,333	0.4%

	HONG KONG — (0.0%)
	Other Securities		603,989	0.0%

	HUNGARY — (0.0%)
	Other Securities		1,366,524	0.0%

	INDIA — (19.2%)
	Adani Enterprises Ltd.	132,085	5,349,994	0.2%
*	Adani Power Ltd.	1,298,946	5,278,915	0.2%
*	Adani Transmission Ltd.	257,725	10,446,809	0.3%
	AIA Engineering Ltd.	176,351	5,759,750	0.2%
	Atul Ltd.	55,580	5,679,275	0.2%
	Crompton Greaves Consumer Electricals Ltd.	1,633,503	7,149,511	0.2%
	Federal Bank Ltd.	5,370,459	8,537,661	0.3%
*	Fortis Healthcare Ltd.	1,720,585	5,777,317	0.2%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

		Shares	Value»	Percentage of Net Assets‡
	INDIA — (Continued)
	Gujarat Fluorochemicals Ltd.	132,935	$6,079,642	0.2%
	Indian Hotels Co. Ltd.	2,496,258	10,070,893	0.3%
	KPIT Technologies Ltd.	689,000	5,930,463	0.2%
	Persistent Systems Ltd.	209,899	9,370,830	0.3%
	Phoenix Mills Ltd.	331,488	5,729,067	0.2%
	Schaeffler India Ltd.	160,300	5,371,315	0.2%
	Supreme Industries Ltd.	209,572	5,492,082	0.2%
	Tata Elxsi Ltd.	72,466	6,148,163	0.2%
	Tube Investments of India Ltd.	410,776	13,507,760	0.4%
	Zee Entertainment Enterprises Ltd.	2,035,315	6,463,376	0.2%
	Other Securities		558,019,401	15.3%

TOTAL INDIA			686,162,224	19.5%

	INDONESIA — (2.4%)
	Other Securities		84,409,677	2.4%

	MALAYSIA — (1.6%)
	Other Securities		58,092,744	1.7%

	MEXICO — (3.1%)
Ω	Banco del Bajio SA	2,573,919	7,246,414	0.2%
	Grupo Comercial Chedraui SA de CV	1,754,925	7,093,925	0.2%
*	Grupo Simec SAB de CV, Class B	954,497	9,538,707	0.3%
*	Industrias CH SAB de CV, Class B	1,752,132	19,365,158	0.6%
	La Comer SAB de CV	3,003,626	5,518,194	0.2%
	Other Securities		63,096,833	1.7%

TOTAL MEXICO			111,859,231	3.2%

	PHILIPPINES — (1.0%)
	Other Securities		36,898,462	1.1%

	POLAND — (0.9%)
	Grupa Kety SA	54,943	5,668,090	0.2%
	Other Securities		26,522,826	0.7%

TOTAL POLAND			32,190,916	0.9%

	QATAR — (0.9%)
	Other Securities		31,471,396	0.9%

	SAUDI ARABIA — (3.9%)
*	Dar Al Arkan Real Estate Development Co.	1,798,980	6,436,392	0.2%
	Other Securities		132,119,560	3.7%

TOTAL SAUDI ARABIA			138,555,952	3.9%

	SOUTH AFRICA — (3.8%)
	Foschini Group Ltd.	907,837	5,675,989	0.2%
	Woolworths Holdings Ltd.	2,234,195	7,661,480	0.2%
	Other Securities		122,354,989	3.5%

TOTAL SOUTH AFRICA			135,692,458	3.9%

	SOUTH KOREA — (11.3%)
	Other Securities		402,710,105	11.4%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (15.7%)
TA Chen Stainless Pipe	4,850,504	$5,667,713	0.2%
Taichung Commercial Bank Co. Ltd.	15,973,893	6,212,649	0.2%
Other Securities		548,850,145	15.5%

TOTAL TAIWAN.		560,730,507	15.9%

THAILAND — (2.6%)
Other Securities		93,749,823	2.7%

TURKEY — (1.3%)
#* Sasa Polyester Sanayi AS	1,429,621	9,207,695	0.3%
Other Securities		37,953,231	1.0%

TOTAL TURKEY		47,160,926	1.3%

UNITED ARAB EMIRATES — (0.9%)
Abu Dhabi Islamic Bank PJSC	2,965,487	7,672,903	0.2%
Other Securities		25,577,712	0.7%

TOTAL UNITED ARAB EMIRATES		33,250,615	0.9%

TOTAL COMMON STOCKS		3,479,423,022	98.8%

PREFERRED STOCKS — (0.9%)
BRAZIL — (0.8%)
Unipar Carbocloro SA	265,449	5,487,809	0.2%
Other Securities		21,750,780	0.6%

TOTAL BRAZIL		27,238,589	0.8%

CHILE — (0.0%)
Other Securities		707,061	0.0%

COLOMBIA — (0.0%)
Other Security		51,644	0.0%

PHILIPPINES — (0.0%)
Other Security		400,488	0.0%

THAILAND — (0.1%)
Other Security		1,341,790	0.1%

TOTAL PREFERRED STOCKS		29,739,572	0.9%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		36,347	0.0%

INDIA — (0.0%)
Other Security		149,656	0.0%

INDONESIA — (0.0%)
Other Security		3,503	0.0%

MALAYSIA — (0.0%)
Other Security		26,642	0.0%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SAUDI ARABIA — (0.0%)
Other Security		$115,159	0.0%

SOUTH KOREA — (0.0%)
Other Securities		1,889	0.0%

TAIWAN — (0.0%)
Other Securities		22,016	0.0%

THAILAND — (0.0%)
Other Securities		591	0.0%

TOTAL RIGHTS/WARRANTS		355,803	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,641,873,380)		3,509,518,397

		Value†
SECURITIES LENDING COLLATERAL — (1.8%)
@§ The DFA Short Term Investment Fund	5,706,428	65,972,009	1.8%

TOTAL INVESTMENTS—(100.0%) (Cost $3,707,870,867)		$3,575,490,406	101.5%

As of October 31, 2022, The Emerging Markets Small Cap Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	572	12/16/22	$27,594,377	$24,412,960	$(3,181,417)

Total Futures Contracts			$27,594,377	$24,412,960	$(3,181,417)

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	—	$14,557	—	$14,557
Brazil	$200,556,578	2,113,301	—	202,669,879
Chile	56,743	22,523,667	—	22,580,410
China	30,708,728	744,535,093	$7,629,809	782,873,630
Colombia	2,857,262	651,402	—	3,508,664
Greece	47,143	12,823,190	—	12,870,333
Hong Kong	—	603,989	—	603,989
Hungary	—	1,366,524	—	1,366,524
India	328,042	685,825,728	8,454	686,162,224
Indonesia	211,331	83,744,145	454,201	84,409,677
Malaysia	—	58,091,500	1,244	58,092,744
Mexico	105,709,485	6,131,488	18,258	111,859,231
Philippines	—	36,892,926	5,536	36,898,462
Poland	—	32,190,916	—	32,190,916
Qatar	—	31,471,396	—	31,471,396
Saudi Arabia	495,984	138,059,968	—	138,555,952

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
South Africa	$4,776,263	$130,916,195	—	$135,692,458
South Korea	30,295	400,895,469	$1,784,341	402,710,105
Taiwan	499,088	559,929,711	301,708	560,730,507
Thailand	91,364,773	2,379,782	5,268	93,749,823
Turkey	—	47,160,926	—	47,160,926
United Arab Emirates	—	33,250,615	—	33,250,615
Preferred Stocks
Brazil	27,142,205	96,384	—	27,238,589
Chile	—	707,061	—	707,061
Colombia	51,644	—	—	51,644
Philippines	—	400,488	—	400,488
Thailand	1,341,790	—	—	1,341,790
Rights/Warrants
Brazil	—	36,347	—	36,347
India	—	149,656	—	149,656
Indonesia	—	3,503	—	3,503
Malaysia	—	26,642	—	26,642
Saudi Arabia	—	115,159	—	115,159
South Korea	—	1,889	—	1,889
Taiwan	—	22,016	—	22,016
Thailand	—	591	—	591
Securities Lending Collateral	—	65,972,009	—	65,972,009
Futures Contracts**	(3,181,417)	—	—	(3,181,417)

TOTAL	$462,995,937	$3,099,104,233	$10,208,819^	$3,572,308,989

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands)

	The DFA International Value Series*	The Japanese Small Company Series*	The Asia Pacific Small Company Series*	The United Kingdom Small Company Series*
ASSETS:
Investment Securities at Value (including $520,457, $134,496, $112,812 and $27,667 of securities on loan, respectively)	$10,277,007	$2,493,001	$1,190,549	$1,160,537
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $483,046, $55,564, $17,312 and $29,475,respectively)	482,853	55,545	17,305	29,468
Segregated Cash for Futures Contracts	8,420	—	—	—
Foreign Currencies at Value	128,438	174	1,718	1,035
Cash	37,517	975	210	8
Receivables:
Investment Securities Sold	5,068	4,450	126	1,867
Dividends, Interest and Tax Reclaims	77,741	23,051	1,315	5,013
Securities Lending Income	367	164	337	20
Unrealized Gain on Foreign Currency Contracts	—	4	5	—
Prepaid Expenses and Other Assets	1	—	—	—

Total Assets	11,017,412	2,577,364	1,211,565	1,197,948

LIABILITIES:
Payables:
Upon Return of Securities Loaned	486,408	56,630	17,192	29,920
Investment Securities Purchased	—	—	148	—
Due to Advisor	1,732	215	102	96
Futures Margin Variation	1,659	—	—	—
Accrued Expenses and Other Liabilities	480	176	102	85

Total Liabilities	490,279	57,021	17,544	30,101

NET ASSETS	$10,527,133	$2,520,343	$1,194,021	$1,167,847

Investment Securities at Cost	$10,555,431	$2,854,129	$1,539,797	$1,400,293

Foreign Currencies at Cost	$130,216	$175	$1,705	$1,040

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands)

	The Continental Small Company Series*	The Canadian Small Company Series*	The Emerging Markets Series*	The Emerging Markets Small Cap Series*
ASSETS:
Investment Securities at Value (including $232,134, $211,169, $181,828 and $272,505 of securities on loan, respectively)	$4,313,078	$1,212,936	$3,964,164	$3,509,518
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $256,622, $199,806, $106,774 and $65,997,respectively)	256,520	199,722	106,739	65,972
Segregated Cash for Futures Contracts	—	—	2,116	1,231
Foreign Currencies at Value	1,400	1,520	41,719	25,680
Cash	526	—	76,319	9,943
Receivables:
Investment Securities Sold	14,246	22,504	1,311	3,266
Dividends, Interest and Tax Reclaims	28,879	719	3,308	3,828
Securities Lending Income	375	166	353	1,123
Futures Margin Variation	—	—	529	—
Unrealized Gain on Foreign Currency Contracts	—	—	42	3
Prepaid Expenses and Other Assets	—	1	2	—

Total Assets	4,615,024	1,437,568	4,196,602	3,620,564

LIABILITIES:
Payables:
Due to Custodian	—	122	—	—
Upon Return of Securities Loaned	267,759	222,227	91,531	67,037
Investment Securities Purchased	—	—	74,714	1,675
Due to Advisor	354	100	341	615
Futures Margin Variation	—	—	—	58
Unrealized Loss on Foreign Currency Contracts	—	—	13	—
Deferred Taxes Payable	—	—	37,032	29,704
Accrued Expenses and Other Liabilities	348	59	543	556

Total Liabilities	268,461	222,508	204,174	99,645

NET ASSETS	$4,346,563	$1,215,060	$3,992,428	$3,520,919

Investment Securities at Cost	$4,398,990	$1,129,104	$3,031,693	$3,641,873

Foreign Currencies at Cost	$1,406	$1,516	$42,155	$25,839

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	The DFA International Value Series#	The Japanese Small Company Series#	The Asia Pacific Small Company Series#	The United Kingdom Small Company Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $54,334, $8,447, $724 and $332, respectively)	$528,788	$76,219	$63,499	$63,674
Income from Securities Lending	4,573	1,562	4,162	102

Total Investment Income	533,361	77,781	67,661	63,776

Expenses
Investment Management Fees	23,325	2,900	1,555	1,523
Accounting & Transfer Agent Fees	2	—	4	—
Custodian Fees	1,012	419	272	106
Shareholders’ Reports	25	18	17	17
Directors’/Trustees’ Fees & Expenses	54	13	7	6
Professional Fees	275	39	19	20
Other	353	93	49	49

Total Expenses	25,046	3,482	1,923	1,721

Fees Paid Indirectly (Note C)	373	23	5	12

Net Expenses	24,673	3,459	1,918	1,709

Net Investment Income (Loss)	508,688	74,322	65,743	62,067

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	6,848	5,574	33,519	(4,763)
Affiliated Investment Companies Shares Sold	36	(8)	(10)	(3)
Futures	(16,735)	—	349	—
Foreign Currency Transactions	(13,407)	(5,554)	(731)	(1,687)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,198,406)	(862,888)	(565,107)	(665,322)
Affiliated Investment Companies Shares	(280)	(32)	(12)	(11)
Futures	2,503	—	—	—
Translation of Foreign Currency-Denominated Amounts	(4,633)	(284)	(8)	(66)

Net Realized and Unrealized Gain (Loss)	(2,224,074)	(863,192)	(532,000)	(671,852)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,715,386)	$(788,870)	$(466,257)	$(609,785)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	The Continental Small Company Series#	The Canadian Small Company Series#	The Emerging Markets Series#	The Emerging Markets Small Cap Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $22,430, $5,523, $21,392 and $17,193, respectively)	$154,725	$39,740	$173,353	$125,202
Income from Securities Lending	5,905	1,683	4,430	16,583

Total Investment Income	160,630	41,423	177,783	141,785

Expenses
Investment Management Fees	5,401	1,333	5,202	8,948
Accounting & Transfer Agent Fees	8	7	—	—
Custodian Fees	1,013	76	2,474	2,145
Shareholders’ Reports	21	17	21	19
Directors’/Trustees’ Fees & Expenses	21	6	22	19
Professional Fees	144	14	131	237
Other	180	37	291	352

Total Expenses	6,788	1,490	8,141	11,720

Fees Paid Indirectly (Note C)	29	9	124	98

Net Expenses	6,759	1,481	8,017	11,622

Net Investment Income (Loss)	153,871	39,942	169,766	130,163

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	53,125	84,639	37,299	106,869
Affiliated Investment Companies Shares Sold	(59)	(66)	(29)	(18)
Futures	—	27	(15,196)	(6,942)
Foreign Currency Transactions	(2,690)	(101)	(2,541)	(2,550)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,054,707)	(295,189)	(1,639,645)	(1,297,378)
Affiliated Investment Companies Shares	(130)	(101)	(47)	(41)
Futures	—	—	(1,197)	(3,235)
Translation of Foreign Currency-Denominated Amounts	(3,148)	(9)	8	80

Net Realized and Unrealized Gain (Loss)	(2,007,609)	(210,800)	(1,621,348)	(1,203,215)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,853,738)	$(170,858)	$(1,451,582)	$(1,073,052)

**	Net of foreign capital gain taxes withheld of $0, $0, $4,922 and $9,059, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International		The Japanese Small		The Asia Pacific Small
	Value Series		Company Series		Company Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$508,688	$420,963	$74,322	$67,580	$65,743	$62,661
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	6,848	468,390	5,574	106,212	33,519	188,465
Affiliated Investment Companies Shares Sold	36	(27)	(8)	4	(10)	(3)
Futures	(16,735)	29,155	—	—	349	—
Foreign Currency Transactions	(13,407)	4,495	(5,554)	(32)	(731)	(238)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,198,406)	3,710,810	(862,888)	204,124	(565,107)	322,334
Affiliated Investment Companies Shares	(280)	(30)	(32)	(6)	(12)	(1)
Futures	2,503	5,251	—	—	—	—
Translation of Foreign Currency-Denominated Amounts	(4,633)	(1,694)	(284)	(657)	(8)	8

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,715,386)	4,637,313	(788,870)	377,225	(466,257)	573,226

Transactions in Interest:
Contributions	1,269,316	152,792	112,114	441,236	49,404	105,831
Withdrawals.	(1,324,290)	(1,974,162)	(219,045)	(345,470)	(212,093)	(383,104)

Net Increase (Decrease) from Transactions in Interest	(54,974)	(1,821,370)	(106,931)	95,766	(162,689)	(277,273)

Total Increase (Decrease) in Net Assets	(1,770,360)	2,815,943	(895,801)	472,991	(628,946)	295,953
Net Assets
Beginning of Year	12,297,493	9,481,550	3,416,144	2,943,153	1,822,967	1,527,014

End of Year	$10,527,133	$12,297,493	$2,520,343	$3,416,144	$1,194,021	$1,822,967

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The United Kingdom Small		The Continental Small		The Canadian Small
	Company Series		Company Series		Company Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$62,067	$43,588	$153,871	$125,991	$39,942	$24,914
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(4,763)	99,258	53,125	392,015	84,639	167,819
Affiliated Investment Companies Shares Sold	(3)	1	(59)	2	(66)	(11)
Futures	—	(120)	—	—	27	42
Foreign Currency Transactions	(1,687)	291	(2,690)	(1,344)	(101)	445
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(665,322)	602,698	(2,054,707)	1,753,296	(295,189)	390,372
Affiliated Investment Companies Shares	(11)	(3)	(130)	(21)	(101)	(6)
Translation of Foreign Currency-Denominated Amounts	(66)	25	(3,148)	(445)	(9)	3

Net Increase (Decrease) in Net Assets Resulting from Operations	(609,785)	745,738	(1,853,738)	2,269,494	(170,858)	583,578

Transactions in Interest:
Contributions	38,338	46,399	179,167	513,046	51,681	164,451
Withdrawals	(157,982)	(370,643)	(517,971)	(845,380)	(117,171)	(267,504)

Net Increase (Decrease) from Transactions in Interest	(119,644)	(324,244)	(338,804)	(332,334)	(65,490)	(103,053)

Total Increase (Decrease) in Net Assets	(729,429)	421,494	(2,192,542)	1,937,160	(236,348)	480,525
Net Assets
Beginning of Year	1,897,276	1,475,782	6,539,105	4,601,945	1,451,408	970,883

End of Year	$1,167,847	$1,897,276	$4,346,563	$6,539,105	$1,215,060	$1,451,408

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets		The Emerging Markets
	Series		Small Cap Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$169,766	$157,220	$130,163	$134,168
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	37,299	399,802	106,869	591,471
Affiliated Investment Companies Shares Sold	(29)	—	(18)	(4)
Futures	(15,196)	13,167	(6,942)	5,812
Foreign Currency Transactions	(2,541)	(3,699)	(2,550)	(3,794)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,639,645)	694,801	(1,297,378)	925,173
Affiliated Investment Companies Shares	(47)	(10)	(41)	(6)
Futures	(1,197)	(990)	(3,235)	(191)
Translation of Foreign Currency-Denominated Amounts	8	(9)	80	(6)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,451,582)	1,260,282	(1,073,052)	1,652,623

Transactions in Interest:
Contributions	434,631	553,796	283,303	95,865
Withdrawals	(1,299,951)	(1,229,073)	(818,051)	(1,526,723)

Net Increase (Decrease) from Transactions in Interest	(865,320)	(675,277)	(534,748)	(1,430,858)

Total Increase (Decrease) in Net Assets	(2,316,902)	585,005	(1,607,800)	221,765
Net Assets
Beginning of Year	6,309,330	5,724,325	5,128,719	4,906,954

End of Year	$3,992,428	$6,309,330	$3,520,919	$5,128,719

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $4,922 and $9,059, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $50 and $2,309, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series					The Japanese Small Company Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Total Return	(13.82%)	51.09%	(18.68%)	3.60%	(8.10%)	(23.60%)	13.08%	(1.93%)	4.47%	(7.46%)

Net Assets, End of Year (thousands)	$10,527,133	$12,297,493	$9,481,550	$12,420,850	$12,153,340	$2,520,343	$3,416,144	$2,943,153	$3,748,177	$3,834,097
Ratio of Expenses to Average Net Assets	0.21%	0.22%	0.21%	0.21%	0.22%	0.12%	0.12%	0.13%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.21%	0.22%	0.22%	0.22%	0.22%	0.12%	0.12%	0.13%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.36%	3.50%	2.77%	3.92%	3.21%	2.56%	2.11%	2.13%	2.32%	1.90%
Portfolio Turnover Rate	15%	9%	12%	16%	20%	11%	11%	5%	12%	17%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Asia Pacific Small Company Series					The United Kingdom Small Company Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Total Return	(26.65%)	38.31%	0.14%	5.27%	(8.14%)	(33.34%)	51.93%	(14.87%)	10.67%	(8.90%)

Net Assets, End of Year (thousands)	$1,194,021	$1,822,967	$1,527,014	$1,641,843	$1,730,371	$1,167,847	$1,897,276	$1,475,782	$2,277,451	$2,188,825
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.13%	0.13%	0.13%	0.11%	0.12%	0.12%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.12%	0.12%	0.13%	0.13%	0.13%	0.11%	0.12%	0.12%	0.12%	0.11%
Ratio of Net Investment Income to Average Net Assets	4.23%	3.42%	4.21%	4.11%	3.96%	4.07%	2.27%	2.38%	3.43%	3.23%
Portfolio Turnover Rate	19%	19%	18%	18%	18%	14%	12%	9%	18%	14%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Continental Small Company Series					The Canadian Small Company Series
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Total Return	(29.07%)	51.24%	(2.23%)	8.43%	(10.78%)	(12.52%)	59.72%	6.02%	1.00%	(10.44%)

Net Assets, End of Year (thousands)	$4,346,563	$6,539,105	$4,601,945	$5,607,495	$5,422,260	$1,215,060	$1,451,408	$970,883	$1,148,615	$1,146,811
Ratio of Expenses to Average Net Assets	0.13%	0.12%	0.12%	0.12%	0.12%	0.11%	0.12%	0.12%	0.12%	0.12%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.13%	0.12%	0.12%	0.13%	0.12%	0.11%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.85%	2.11%	2.15%	2.74%	2.51%	3.00%	1.90%	2.08%	2.37%	2.11%
Portfolio Turnover Rate	11%	17%	8%	17%	15%	15%	27%	18%	12%	14%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series					The Emerging Markets Small Cap Series
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Total Return	(25.79%)	22.22%	2.67%	11.40%	(11.83%)	(22.31%)	36.03%	1.25%	13.47%	(16.06%)

Net Assets, End of Year (thousands)	$3,992,428	$6,309,330	$5,724,325	$6,034,162	$5,469,649	$3,520,919	$5,128,719	$4,906,954	$6,430,367	$6,306,302
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.13%	0.14%	0.14%	0.26%	0.27%	0.25%	0.24%	0.24%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.16%	0.15%	0.14%	0.15%	0.14%	0.26%	0.27%	0.26%	0.25%	0.24%
Ratio of Net Investment Income to Average Net Assets	3.26%	2.42%	2.38%	3.04%	2.40%	2.91%	2.47%	2.64%	2.90%	2.77%
Portfolio Turnover Rate	10%	19%	22%	9%	12%	12%	16%	18%	12%	12%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), The Trust consists of ten operational portfolios, eight of which, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are included in this section of the report (collectively, the “Series”). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the Series are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series price their shares at the close of the NYSE, the Series will fair-value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When a Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series do not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series are subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2022, investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

Earned Income Credit:

Additionally, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series’ net assets. During the year ended October 31, 2022, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
The DFA International Value Series	$373
The Japanese Small Company Series	23
The Asia Pacific Small Company Series	5
The United Kingdom Small Company Series	12
The Continental Small Company Series	29
The Canadian Small Company Series	9
The Emerging Markets Series	124
The Emerging Markets Small Cap Series	98

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2022, the total related amounts paid by the Trust to the CCO were $28 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$132
The Japanese Small Company Series	35
The Asia Pacific Small Company Series	16
The United Kingdom Small Company Series	23
The Continental Small Company Series	25
The Canadian Small Company Series	7
The Emerging Markets Series	54
The Emerging Markets Small Cap Series	48

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
The DFA International Value Series	$2,114,747	$1,740,164
The Japanese Small Company Series	$321,472	$359,611
The Asia Pacific Small Company Series	$291,315	$329,566
The United Kingdom Small Company Series	$224,491	$206,460
The Continental Small Company Series	$577,020	$760,337
The Canadian Small Company Series	$206,110	$202,538

	Purchases	Sales
The Emerging Markets Series	$518,861	$1,244,835
The Emerging Markets Small Cap Series	$533,168	$954,259

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
The DFA International Value Series
The DFA Short Term Investment Fund	$495,353	$4,952,552	$4,964,808	$36	$(280)	$482,853	41,766	$5,866	—

Total	$495,353	$4,952,552	$4,964,808	$36	$(280)	$482,853	41,766	$5,866	—

The Japanese Small Company Series
The DFA Short Term Investment Fund	$61,490	$427,535	$433,440	$(8)	$(32)	$55,545	4,805	$583	—

Total	$61,490	$427,535	$433,440	$(8)	$(32)	$55,545	4,805	$583	—

The Asia Pacific Small Company Series
The DFA Short Term Investment Fund	$40,607	$119,787	$143,067	$(10)	$(12)	$17,305	1,497	$213	—

Total	$40,607	$119,787	$143,067	$(10)	$(12)	$17,305	1,497	$213	—

The United Kingdom Small Company Series
The DFA Short Term Investment Fund	$15,631	$98,187	$84,336	$(3)	$(11)	$29,468	2,549	$151	—

Total	$15,631	$98,187	$84,336	$(3)	$(11)	$29,468	2,549	$151	—

The Continental Small Company Series
The DFA Short Term Investment Fund	$297,271	$1,289,178	$1,329,740	$(59)	$(130)	$256,520	22,188	$3,144	—

Total	$297,271	$1,289,178	$1,329,740	$(59)	$(130)	$256,520	22,188	$3,144	—

The Canadian Small Company Series
The DFA Short Term Investment Fund	$276,415	$770,364	$846,890	$(66)	$(101)	$199,722	17,275	$2,371	—

Total	$276,415	$770,364	$846,890	$(66)	$(101)	$199,722	17,275	$2,371	—

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$107,885	$645,325	$646,395	$(29)	$(47)	$106,739	9,233	$921	—

Total	$107,885	$645,325	$646,395	$(29)	$(47)	$106,739	9,233	$921	—

The Emerging Markets Small Cap Series
The DFA Short Term Investment Fund	$143,180	$360,713	$437,862	$(18)	$(41)	$65,972	5,706	$752	—

Total	$143,180	$360,713	$437,862	$(18)	$(41)	$65,972	5,706	$752	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$11,067,112	$1,350,477	$(1,657,729)	$(307,252)
The Japanese Small Company Series	2,969,111	334,789	(755,354)	(420,565)
The Asia Pacific Small Company Series	1,584,563	177,560	(554,270)	(376,710)
The United Kingdom Small Company Series	1,439,003	187,762	(436,759)	(248,997)
The Continental Small Company Series	4,686,399	958,768	(1,075,569)	(116,801)
The Canadian Small Company Series	1,365,752	287,544	(240,639)	46,905
The Emerging Markets Series	3,186,275	1,471,582	(586,954)	884,628
The Emerging Markets Small Cap Series	3,797,243	964,553	(1,186,305)	(221,752)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in any Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Series that have significant exposure to certain countries, such as The United Kingdom Small Company Series that concentrates investments in the United Kingdom, can be expected to be impacted by the political and economic conditions within such countries. For example, there is continuing uncertainty around the future of the euro and the European Union (EU) following the United Kingdom’s (UK) exit from the EU (referred to as “Brexit”). Brexit may cause greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence, and increased likelihood of a recession in the UK. While it is not possible to determine the precise impact these events may have on the Series, during this period and beyond, the impact on the UK, EU countries, other countries or parties that transact with the UK and EU, and the broader global economy could be significant and could adversely affect the value and liquidity of the Series’ investments.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series listed below may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, a Series deposits cash or pledges U.S. Government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amounts in thousands):

Futures*
The DFA International Value Series	$121,433
The Asia Pacific Small Company Series	1,325
The Canadian Small Company Series	734
The Emerging Markets Series	32,655
The Emerging Markets Small Cap Series	35,294

*	Average Notional Value of futures contracts.

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2022	Equity Contracts *,(1)
The DFA International Value Series	$5,518	$5,518
The Emerging Markets Series	232	232

	Liability Derivatives Value
	Total Value at October 31, 2022	Equity Contracts *,(2)
The Emerging Markets Series	$(2,381)	$(2,381)
The Emerging Markets Small Cap Series	(3,181)	(3,181)

(1)	Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The DFA International Value Series	$(16,735)	$(16,735)
The Asia Pacific Small Company Series	349	349 *
The Canadian Small Company Series	27	27 *
The Emerging Markets Series	(15,196)	(15,196)
The Emerging Markets Small Cap Series	(6,942)	(6,942)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The DFA International Value Series	$2,503	$2,503
The Emerging Markets Series	(1,197)	(1,197)
The Emerging Markets Small Cap Series	(3,235)	(3,235)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.
*	As of October 31, 2022, there were no futures contracts outstanding. During the year ended October 31, 2022, the Series had limited activity in futures contracts.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

For the year ended October 31, 2022, borrowings by the following Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2022
The DFA International Value Series	1.84%	$6,495	20	$6	$34,971	—
The Japanese Small Company Series	1.72%	1,701	18	2	11,233	—
The Asia Pacific Small Company Series	2.09%	862	48	3	15,068	—
The United Kingdom Small Company Series	1.03%	913	27	1	3,521	—
The Continental Small Company Series	2.20%	3,006	30	7	11,952	—
The Canadian Small Company Series	1.04%	89	14	—	428	—
The Emerging Markets Series	1.80%	6,505	25	5	16,316	—
The Emerging Markets Small Cap Series	1.83%	2,622	6	1	8,774	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2022, activity by the Series under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2022
The DFA International Value Series	Borrower	0.44%	$49,829	1	$1	$49,829	—
The Emerging Markets Series	Borrower	0.69%	123,189	6	14	147,127	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022 that the Series utilized the interfund lending program.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2022, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2022, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$225,947	$77,938	$(18,829)
The Japanese Small Company Series	42,494	31,791	(2,373)
The Asia Pacific Small Company Series	14,105	30,116	2,231
The United Kingdom Small Company Series	32,010	19,557	3,055
The Continental Small Company Series	31,836	62,380	12,864
The Canadian Small Company Series	24,172	33,685	10,646
The Emerging Markets Series	6,156	2,559	(198)
The Emerging Markets Small Cap Series	116	11,364	(397)

J. Securities Lending:

As of October 31, 2022, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. The Series also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The DFA International Value Series	$74,049
The Japanese Small Company Series	86,329
The Asia Pacific Small Company Series	102,694
The Continental Small Company Series	217
The Canadian Small Company Series	22,524
The Emerging Markets Series	84,911
The Emerging Markets Small Cap Series	227,524

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series Common Stocks	$486,408	—	—	—	$486,408
The Japanese Small Company Series Common Stocks	56,630	—	—	—	56,630
The Asia Pacific Small Company Series Common Stocks	17,192	—	—	—	17,192
The United Kingdom Small Company Series Common Stocks	29,920	—	—	—	29,920
The Continental Small Company Series Common Stocks, Rights/Warrants	267,759	—	—	—	267,759
The Canadian Small Company Series Common Stocks, Rights/Warrants	222,227	—	—	—	222,227
The Emerging Markets Series Common Stocks	91,531	—	—	—	91,531
The Emerging Markets Small Cap Series Common Stocks	67,037	—	—	—	67,037

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Series’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Series could enter, eliminates the asset segregation framework previously used by the Series to comply with Section 18 of the

1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Series began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Series began complying with the Valuation Rule on August 1, 2022.

M. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (eight of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022, and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

DIMENSIONAL EMERGING MARKETS VALUE FUND

PERFORMANCE CHARTS

(Unaudited)

Dimensional Emerging Markets Value Fund vs.

MSCI Emerging Markets Index (net dividends),

MSCI Emerging Markets Value Index (net dividends)

October 31, 2012-October 31, 2022

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S. Dollars
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

Dimensional Emerging Markets Value Fund

The Dimensional Emerging Markets Value Fund invests in value stocks of large and small companies in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the value segment of emerging markets. As of October 31, 2022, the Fund held approximately 3,360 securities in 21 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Fund’s assets.

For the 12 months ended October 31, 2022, total returns were -19.27% for the Fund, -25.21% for the MSCI Emerging Markets Value Index (net dividends), and -31.03% for the MSCI Emerging Markets Index (net dividends). As of February 28, 2022, the Fund changed its benchmark from the MSCI Emerging Markets Index (net dividends) to the MSCI Emerging Markets Value Index (net dividends) because this index better reflects the universe of securities in which the Master Fund invests. The Fund’s focus on low relative price (value) stocks contributed positively to performance relative to the benchmarks, as value stocks outperformed high relative price (growth) stocks in emerging markets. At the country level, the Fund’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

DISCLOSURE OF FUND EXPENSES

CONTINUED

Six Months Ended October 31, 2022

EXPENSE TABLE

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Dimensional Emerging Markets Value Fund
Actual Fund Return Institutional Class Shares	$1,000.00	$837.60	0.15%	$0.69
Hypothetical 5% Annual Return Institutional Class Shares	$1,000.00	$1,024.45	0.15%	$0.77

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DIMENSIONAL EMERGING MARKETS VALUE FUND

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For the Dimensional Emerging Markets Value Fund, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Emerging Markets Value Fund filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; by visiting the SEC’s website at http://www.sec.gov; or by visiting the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Dimensional Emerging Markets Value Fund

Communication Services	2.6%
Consumer Discretionary	8.4%
Consumer Staples	3.2%
Energy	11.2%
Financials	30.3%
Health Care	2.7%
Industrials	9.4%
Information Technology	11.5%
Materials	15.0%
Real Estate	4.2%
Utilities	1.5%

100.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (97.2%)
BRAZIL — (4.4%)
Petroleo Brasileiro SA	10,301,883	$66,332,519	0.7%
Petroleo Brasileiro SA, Sponsored ADR	10,372,552	119,388,074	1.2%
Petroleo Brasileiro SA, Sponsored ADR	4,446,951	57,009,912	0.6%
Other Securities		197,601,271	2.0%

TOTAL BRAZIL		440,331,776	4.5%

CHILE — (0.5%)
Other Securities		53,080,525	0.5%

CHINA — (24.6%)
* Alibaba Group Holding Ltd.	8,685,000	67,525,064	0.7%
* Baidu, Inc., Sponsored ADR	714,105	54,679,020	0.6%
Bank of China Ltd., Class H	270,116,817	86,998,458	0.9%
China Construction Bank Corp., Class H	437,755,101	232,311,487	2.4%
China Merchants Bank Co. Ltd., Class H	15,432,500	50,524,458	0.5%
China Overseas Land & Investment Ltd.	19,311,000	36,901,751	0.4%
# China Resources Land Ltd.	17,288,000	54,090,402	0.6%
China Shenhua Energy Co. Ltd., Class H	15,790,500	41,479,393	0.4%
Industrial & Commercial Bank of China Ltd., Class H	221,136,996	96,010,020	1.0%
PetroChina Co. Ltd., Class H	107,982,000	41,306,030	0.4%
Ping An Insurance Group Co. of China Ltd., Class H	27,792,500	111,264,230	1.2%
#* Trip.com Group Ltd., ADR	1,678,716	37,989,343	0.4%
*Ω Xiaomi Corp., Class B	30,268,800	33,994,057	0.4%
Other Securities		1,502,862,583	15.2%

TOTAL CHINA		2,447,936,296	25.1%

COLOMBIA — (0.1%)
Other Securities		4,556,575	0.1%

CZECH REPUBLIC — (0.1%)
Other Securities		12,356,491	0.1%

GREECE — (0.3%)
Other Securities		30,892,405	0.3%

HONG KONG — (0.0%)
Other Securities		425,561	0.0%

HUNGARY — (0.2%)
Other Securities		19,035,517	0.2%

INDIA — (18.2%)
Axis Bank Ltd.	9,710,222	106,486,929	1.1%
Hindalco Industries Ltd.	8,603,538	42,133,791	0.4%
Housing Development Finance Corp. Ltd.	2,568,550	76,802,678	0.8%
ICICI Bank Ltd.	864,565	9,506,718	0.1%
# ICICI Bank Ltd., Sponsored ADR	4,024,863	88,707,978	0.9%
JSW Steel Ltd.	4,657,007	37,969,068	0.4%
Larsen & Toubro Ltd.	2,418,042	59,445,528	0.6%
Mahindra & Mahindra Ltd.	3,949,734	64,525,865	0.7%
Reliance Industries Ltd.	11,583,938	356,910,040	3.7%
State Bank of India	7,219,632	50,110,773	0.5%
Sun Pharmaceutical Industries Ltd.	2,629,464	32,331,405	0.3%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
* Tata Motors Ltd.	7,653,556	$38,264,438	0.4%
Other Securities		843,658,113	8.6%

TOTAL INDIA		1,806,853,324	18.5%

INDONESIA — (2.3%)
Other Securities		228,901,223	2.3%

MALAYSIA — (2.0%)
Other Securities		195,613,000	2.0%

MEXICO — (2.9%)
Grupo Financiero Banorte SAB de CV, Class O	5,909,135	48,103,995	0.5%
Grupo Mexico SAB de CV, Class B	8,966,449	32,298,767	0.3%
Other Securities		208,585,658	2.2%

TOTAL MEXICO		288,988,420	3.0%

PHILIPPINES — (1.0%)
Other Securities		96,366,514	1.0%

POLAND — (0.6%)
Other Securities		61,964,407	0.6%

QATAR — (0.7%)
Other Securities		71,921,044	0.7%

SAUDI ARABIA — (4.2%)
Saudi Basic Industries Corp.	3,400,714	79,850,518	0.8%
Saudi British Bank	3,218,956	37,287,035	0.4%
Saudi National Bank	2,368,512	37,434,883	0.4%
Other Securities		260,769,015	2.7%

TOTAL SAUDI ARABIA		415,341,451	4.3%

SOUTH AFRICA — (3.7%)
Absa Group Ltd.	3,114,038	33,816,033	0.4%
Impala Platinum Holdings Ltd.	3,454,876	35,373,305	0.4%
Standard Bank Group Ltd.	4,288,338	40,032,656	0.4%
Other Securities		254,486,732	2.5%

TOTAL SOUTH AFRICA		363,708,726	3.7%

SOUTH KOREA — (11.5%)
Hana Financial Group, Inc.	1,199,113	34,667,994	0.4%
# Hyundai Motor Co.	371,214	42,778,130	0.5%
KB Financial Group, Inc., ADR	2,132,213	71,514,424	0.7%
Kia Corp.	1,032,241	47,969,051	0.5%
# POSCO Holdings, Inc., Sponsored ADR	903,713	39,203,070	0.4%
# Samsung Electronics Co. Ltd.	2,272,366	94,575,472	1.0%
SK Hynix, Inc.	1,932,360	111,867,237	1.2%
Other Securities		700,977,051	7.0%

TOTAL SOUTH KOREA		1,143,552,429	11.7%

TAIWAN — (15.5%)
# Cathay Financial Holding Co. Ltd.	37,255,459	43,600,333	0.5%
# China Steel Corp.	58,950,320	49,071,448	0.5%
# CTBC Financial Holding Co. Ltd.	74,971,073	47,361,988	0.5%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (Continued)
# Fubon Financial Holding Co. Ltd.	34,744,681	$54,880,391	0.6%
Hon Hai Precision Industry Co. Ltd.	39,997,192	127,034,142	1.3%
# United Microelectronics Corp.	35,190,681	42,315,423	0.5%
Other Securities		1,175,770,226	11.9%

TOTAL TAIWAN		1,540,033,951	15.8%

THAILAND — (2.3%)
PTT PCL	47,991,600	45,394,051	0.5%
Other Securities		187,444,560	1.9%

TOTAL THAILAND		232,838,611	2.4%

TURKEY — (0.9%)
Other Securities		84,289,608	0.9%

UNITED ARAB EMIRATES — (1.2%)
Emaar Properties PJSC	20,549,179	33,921,653	0.4%
Other Securities		82,832,309	0.8%

TOTAL UNITED ARAB EMIRATES		116,753,962	1.2%

UNITED KINGDOM — (0.0%)
Other Security		17,465	0.0%

TOTAL COMMON STOCKS		9,655,759,281	98.9%

PREFERRED STOCKS — (0.7%)
BRAZIL — (0.7%)
Petroleo Brasileiro SA	4,448,873	25,674,359	0.3%
Other Securities		45,204,967	0.4%

TOTAL BRAZIL		70,879,326	0.7%

COLOMBIA — (0.0%)
Other Securities		2,771,304	0.1%

PHILIPPINES — (0.0%)
Other Security		542,610	0.0%

SOUTH KOREA — (0.0%)
Other Security		65,707	0.0%

TAIWAN — (0.0%)
Other Security		1,149,424	0.0%

TOTAL PREFERRED STOCKS		75,408,371	0.8%

RIGHTS/WARRANTS — (0.0%)
INDONESIA — (0.0%)
Other Security		2,645	0.0%

MALAYSIA — (0.0%)
Other Security		5,746	0.0%

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
TAIWAN — (0.0%)
Other Securities		$57,510	0.0%

TOTAL RIGHTS/WARRANTS		65,901	0.0%

TOTAL INVESTMENT SECURITIES (Cost $10,057,793,951)		9,731,233,553

		Value†
SECURITIES LENDING COLLATERAL — (2.1%)
@§ The DFA Short Term Investment Fund	17,667,347	204,252,200	2.1%

TOTAL INVESTMENTS—(100.0%) (Cost $10,262,128,455)		$9,935,485,753	101.8%

As of October 31, 2022, Dimensional Emerging Markets Value Fund had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	650	12/16/22	$31,358,076	$27,742,000	$(3,616,076)
S&P 500® Emini Index	221	12/16/22	41,423,830	42,907,150	1,483,320

Total Futures Contracts			$72,781,906	$70,649,150	$(2,132,756)

Summary of the Fund’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$439,385,473	$946,303	—	$440,331,776
Chile	—	53,080,525	—	53,080,525
China	134,285,528	2,300,064,871	$13,585,897	2,447,936,296
Colombia	4,546,580	9,995	—	4,556,575
Czech Republic	—	12,356,491	—	12,356,491
Greece	40,841	30,851,564	—	30,892,405
Hong Kong	—	425,561	—	425,561
Hungary	—	19,035,517	—	19,035,517
India	97,336,595	1,709,490,833	25,896	1,806,853,324
Indonesia	—	228,487,269	413,954	228,901,223
Malaysia	—	195,612,456	544	195,613,000
Mexico	281,171,954	7,816,466	—	288,988,420
Philippines	—	96,354,080	12,434	96,366,514
Poland	—	61,964,407	—	61,964,407
Qatar	—	71,921,044	—	71,921,044
Saudi Arabia	463,943	414,877,508	—	415,341,451
South Africa	41,737,706	321,971,020	—	363,708,726
South Korea	149,048,720	993,102,735	1,400,974	1,143,552,429
Taiwan	24,522,673	1,514,956,130	555,148	1,540,033,951
Thailand	225,292,169	7,546,442	—	232,838,611
Turkey	—	84,289,608	—	84,289,608
United Arab Emirates	—	116,753,962	—	116,753,962
United Kingdom	—	17,465	—	17,465

DIMENSIONAL EMERGING MARKETS VALUE FUND

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Preferred Stocks
Brazil	$70,808,225	$71,101	—	$70,879,326
Colombia	2,771,304	—	—	2,771,304
Philippines	—	542,610	—	542,610
South Korea	—	65,707	—	65,707
Taiwan	—	1,149,424	—	1,149,424
Rights/Warrants
Indonesia	—	2,645	—	2,645
Malaysia	—	5,746	—	5,746
Taiwan	—	57,510	—	57,510
Securities Lending Collateral	—	204,252,200	—	204,252,200
Futures Contracts**	(2,132,756)	—	—	(2,132,756)

TOTAL	$1,469,278,955	$8,448,079,195	$15,994,847^	$9,933,352,997

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands)

Dimensional Emerging Markets Value Fund
ASSETS:
Investment Securities at Value (including $420,497 of securities on loan)*	$9,731,234
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $204,335)	204,252
Segregated Cash for Futures Contracts	3,609
Foreign Currencies at Value	78,427
Cash	4,739
Receivables:
Investment Securities Sold	14,965
Dividends, Interest and Tax Reclaims	9,483
Securities Lending Income	964
Unrealized Gain on Foreign Currency Contracts	2

Total Assets	10,047,675

LIABILITIES:
Payables:
Upon Return of Securities Loaned	192,484
Investment Securities Purchased	12,090
Due to Advisor	850
Futures Margin Variation	378
Deferred Taxes Payable	66,350
Accrued Expenses and Other Liabilities	15,384

Total Liabilities	287,536

NET ASSETS	$9,760,139

Investment Securities at Cost	$10,057,793

Foreign Currencies at Cost	$82,669

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

Dimensional Emerging Markets Value Fund#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $63,558)	$580,947
Income from Securities Lending	12,445

Total Investment Income	593,392

Expenses
Investment Management Fees	12,011
Accounting & Transfer Agent Fees	22
Custodian Fees	5,002
Shareholders’ Reports	23
Directors’/Trustees’ Fees & Expenses	54
Professional Fees	309
Other	944

Total Expenses	18,365

Fees Paid Indirectly (Note C)	313

Net Expenses	18,052

Net Investment Income (Loss)	575,340

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	390,078
Affiliated Investment Companies Shares Sold	6
Futures	(15,965)
Foreign Currency Transactions	(11,657)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,314,774)
Affiliated Investment Companies Shares	(133)
Futures	(2,584)
Translation of Foreign Currency-Denominated Amounts	(62)

Net Realized and Unrealized Gain (Loss)	(2,955,091)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,379,751)

**	Net of foreign capital gain taxes withheld of $11,622.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Dimensional Emerging
	Markets Value Fund
	Year	Year
	Ended	Ended
	Oct 31,	Oct 31,
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$575,340	$478,456
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	390,078	651,370
Affiliated Investment Companies Shares Sold	6	(2)
Futures	(15,965)	40,443
Foreign Currency Transactions	(11,657)	(4,609)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,314,774)	3,305,387
Affiliated Investment Companies Shares	(133)	(21)
Futures	(2,584)	840
Translation of Foreign Currency-Denominated Amounts	(62)	12

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,379,751)	4,471,876

Transactions in Interest:
Contributions	611,182	568,216
Withdrawals	(1,940,997)	(4,440,642)

Net Increase (Decrease) from Transactions in Interest	(1,329,815)	(3,872,426)

Total Increase (Decrease) in Net Assets	(3,709,566)	599,450
Net Assets
Beginning of Year	13,469,705	12,870,255

End of Year	$9,760,139	$13,469,705

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $11,622.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $12,230.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

FINANCIAL HIGHLIGHTS

	Dimensional Emerging Markets Value Fund
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018
Total Return	(19.27%)	35.69%	(9.41%)	5.24%	(9.06%)

Net Assets, End of Year (thousands)	$9,760,139	$13,469,705	$12,870,255	$17,426,097	$16,684,907
Ratio of Expenses to Average Net Assets	0.15%	0.14%	0.14%	0.13%	0.14%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.15%	0.14%	0.14%	0.15%	0.14%
Ratio of Net Investment Income to Average Net Assets	4.79%	3.26%	3.25%	2.95%	2.78%
Portfolio Turnover Rate	14%	14%	20%	14%	13%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL EMERGING MARKETS VALUE FUND

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Emerging Markets Value Fund (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund meets the definition as an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The Fund consists of one series.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Fund uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Securities held by the Fund, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note.

Securities held by the Fund that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Fund values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Fund is calculated. When fair value pricing is used, the prices of securities used by the Fund may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The Fund will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Fund is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the Fund’s shares (at the close of the NYSE), the Fund will fair-value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Fund’s foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Fund uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Fund uses fair value pricing, the values assigned to the Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Fund are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Fund whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Fund enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Fund does not isolate the effect of foreign exchange rate fluctuations from the effect of fluctuations in the market prices of securities, whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Fund and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses. As of October 31, 2022, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $264 (in thousands).

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Fund; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Fund estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to the Fund are directly charged. The Fund may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Fund accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Fund’s investments in Chile are subject to governmental taxes on investment income. Such taxes are due when currencies are repatriated from the country. The Fund accrues for taxes on income as the income is earned. The Fund is subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Fund.

For the year ended October 31, 2022, the Fund’s investment management fee was accrued daily and paid monthly to the Advisor based on the following effective annual rate of average daily net assets:

Dimensional Emerging Markets Value Fund	0.10%

Earned Income Credit:

Additionally, the Fund has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Fund’s custody expense. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Fund’s net assets. During the year ended October 31, 2022, expenses reduced were the following (amount in thousands):

Fees Paid
Indirectly
Dimensional Emerging Markets Value Fund	$313

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Fund; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amounts paid by the Fund to the CCO were $5 (in thousands) and are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Fund’s transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	Purchases	Sales
Dimensional Emerging Markets Value Fund	$1,695,400	$2,437,474

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
Dimensional Emerging Markets Value Fund
The DFA Short Term Investment Fund	$226,407	$1,504,449	$1,526,477	$6	$(133)	$204,252	17,667	$2,150	—

Total	$226,407	$1,504,449	$1,526,477	$6	$(133)	$204,252	17,667	$2,150	—

E. Federal Income Taxes:

No provision for federal income taxes is required since the Fund is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Dimensional Emerging Markets Value Fund	$10,390,667	$2,322,204	$(2,777,385)	$(455,181)

The difference between GAAP-basis and tax basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no additional provision for income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Financial Instruments:

In accordance with the Fund’s investment objective and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Fund may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Fund.

2. Futures Contracts: The Fund may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Fund. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities or indices, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Fund could lose more than the initial margin requirements. Entering into stock index futures subjects the Fund to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amount in thousands):

Futures*
Dimensional Emerging Markets Value Fund	$89,532

*	Average Notional Value of futures contracts.

The following is a summary of the Fund’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2022	Equity Contracts *,(1)

Dimensional Emerging Markets Value Fund	$1,483	$1,483

	Liability Derivatives Value
	Total Value at October 31, 2022	Equity Contracts*,(2)

Dimensional Emerging Markets Value Fund	$(3,616)	$(3,616)

(1)	Presented on Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Fund’s derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
Dimensional Emerging Markets Value Fund	$(15,965)	$(15,965)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
		Equity
	Total	Contracts (2)
Dimensional Emerging Markets Value Fund	$(2,584)	$(2,584)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

For the year ended October 31, 2022, borrowings by the Fund under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted	Weighted	Number of	Interest	Maximum Amount	Outstanding
	Average	Average	Days	Expense	Borrowed During	Borrowings
	Interest Rate	Loan Balance	Outstanding*	Incurred	the Period	as of 10/31/2022
Dimensional Emerging Markets Value Fund	0.83%	$216	2	—	$216	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022, that the Fund’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Fund may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2022, activity by the Fund under the interfund lending program was as follows (amounts in thousands, except percentages and days):

		Weighted	Weighted	Number of	Interest	Maximum Amount	Outstanding
	Borrower or	Average	Average Loan	Days	Expense/	Borrowed/Loaned	Borrowings
	Lender	Interest Rate	Balance	Outstanding*	Income	During the Period	as of 10/31/2022
Dimensional Emerging Markets Value Fund	Borrower	0.44%	$103,598	3	$4	$103,598	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022 that the Fund utilized the interfund lending program.

H. Affiliated Trades:

Cross trades for the year ended October 31, 2022, if any, were executed by the Fund pursuant to procedures adopted by the Board of Trustees of the Fund to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Fund complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Fund.

For the year ended October 31, 2022, cross trades by the Fund under Rule 17a-7 were as follows (amounts in thousands):

Portfolio	Purchases	Sales	Realized Gain (Loss)
Dimensional Emerging Markets Value Fund	$6,942	$11,967	$3,149

I. Securities Lending:

As of October 31, 2022, the Fund had securities on loan to brokers/dealers, for which the Fund received cash collateral. The Fund also received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash
Collateral
Market
Value
Dimensional Emerging Markets Value Fund	$360,932

The Fund invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Fund’s collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Fund could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Fund will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Fund also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Fund will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and		Between
	Continuous	<30 days	30 & 90 days	>90 days	Total
Securities Lending Transactions
Dimensional Emerging Markets Value Fund Common Stocks	$192,484	—	—	—	$192,484

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Fund’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Fund could enter, eliminates the asset segregation framework previously used by the Fund to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Fund began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Fund began complying with the Valuation Rule on August 1, 2022.

L. Other:

The Fund is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Fund, individually or in aggregate, will not have a material adverse impact on the Fund’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Fund through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Dimensional Emerging Markets Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of Dimensional Emerging Markets Value Fund (the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were three Nominating Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2022.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since December 2021	Robert E. McDonough Professor of Business Administration and Finance, McDonough School of Business, Georgetown University (since 2003); Director, Georgetown Center for Financial Markets and Policy (since 2010); and Vice Provost of Faculty (2016-2020), Georgetown University.	147 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); Director, REAN Cloud (technology) (2015-2018); Director, FBR & Co. (investment banking) (2011- 2017); and Director, Brightwood Capital Advisors, L.P. (private equity) (2013- 2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM- Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	147 portfolios in 5 investment companies	None

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	147 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	147 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since December 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management; Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	147 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	147 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (2 investment companies within the fund complex) (13 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since December 2021	Professor of Finance, Yale School of Management (since 2004).	147 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (since 2017); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017-July 2017).

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021).	147 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

Interested Directors/Trustees

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since December 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG,DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and Dimensional ETF Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Head of Global Financial Advisor Services for Dimensional Fund Advisors LP (since 2007) and Dimensional Investment LLC (since 2017); Formerly, Vice President (2007 – 2017) of all the DFA Entities; Formerly, Head of Global Advisor Services for Dimensional Investment LLC (2011-2017).	147 portfolios in 5 investment companies	None
Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director since December 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC);2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of Dimensional Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director, Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of the DFA Entities; Formerly, Vice President (2007 – 2017) of the DFA Entities; Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of Dimensional Fund Advisors Canada ULC. Formerly, Director of Dimensional Fund Advisors Pte. Ltd. (2017-2018) and Dimensional Fund Advisors Ltd. (2018-2021).	147 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.

[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019	Vice President and Assistant Secretary of • DFAIDG, DIG, DFAITC and DEM (since 2019) • Dimensional ETF Trust (since 2020) Vice President (since January 2018) of • Dimensional Holdings Inc.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

• Dimensional Fund Advisors LP • Dimensional Investment LLC • DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Chairman (since 2018) of

•  Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President of

•  Dimensional Advisors Ltd. (since 2016)

•  Dimensional Hong Kong Limited (since 2016)

•  Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016-2021) of

•  Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019-2020) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Vice President (since 2020) of

•  DFA Australia Limited

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Ireland Limited

•  Dimensional Japan Ltd.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020- June 2021) of

•  the DFA Fund Complex

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

Vice President (since March 2021) of

•  Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

•  Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 – 2020), and Treasurer (2003 – 2017)of

•  Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) of

•  all the DFA Entities

Vice President (since 2020) of

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017-2019) of

•  all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

•  Dimensional Ireland Limited (since 2020)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Assistant Treasurer of • DFAIDG, DIG, DFAITC and DEM (since 2017) • Dimensional ETF Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001	President of
• DFAIDG, DIG, DFAITC and DEM (since 2017)
• Dimensional ETF Trust (since 2020)
General Counsel of
• all the DFA Entities (since 2001)
• Dimensional Fund Advisors LP (since 2006)
• Dimensional Holdings Inc (since 2006)
• Dimensional Investment LLC (since 2009)
• DFA Canada LLC (since 2009)
• Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• DFA Securities LLC
• Dimensional Investment LLC

Secretary of

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Securities LLC (since 2006)

• Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Vice President and Secretary of

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd (since 2014)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

• Dimensional Hong Kong Limited

Director of

• Dimensional Australia Limited (since 2007)

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• Director of Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Formerly, Vice President and Secretary (2010 – 2014) of • Dimensional SmartNest (US) LLC Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of • DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of • Dimensional Fund Advisors LP (1997 – 2017) • Dimensional Holdings Inc. (2006 – 2017) • DFA Securities LLC (1997 – 2017) • Dimensional Investment LLC (2009 – 2017)
Formerly, Director (2002 – 2021) of • Dimensional Fund Advisors Ltd.
Selwyn J. Notelovitz 1961	Vice President	Since September 2021	Vice President (since September 2021) of • the DFA Fund Complex
Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of • DFA Securities LLC • Dimensional Fund Advisors LP • Dimensional Holdings Inc. • Dimensional Investment LLC
Chief Compliance Officer (since July 2020) of: • DFA Australia Limited • Dimensional Fund Advisors Ltd. • Dimensional Fund Advisors Canada ULC
Formerly, Deputy Chief Compliance Officer (2013-2020) of: • DFA Fund Complex • DFA Securities LLC • Dimensional Fund Advisors LP • Dimensional Holdings Inc. • Dimensional Investment LLC
Formerly, Vice President (2013-2020) of: • DFA Fund Complex
Formerly, Director (2019-2021) of: • Dimensional Ireland Limited
Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017	Vice President and Secretary of • DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively) • Dimensional ETF Trust (since 2020)
Vice President (since 2010) and Assistant Secretary (since 2016) of • Dimensional Fund Advisors LP • Dimensional Holdings Inc. • Dimensional Investment LLC
Vice President of • DFA Securities LLC (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional Fund Advisors Canada ULC (since 2016)
Assistant Secretary (since 2016) of • DFA Securities LLC
Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer (since 2020)

•  the DFA Fund Complex

•  Vice President (since 2016) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

Vice President

•  Dimensional Holdings Inc. (since 2016)

•  Dimensional Fund Advisors LP (since 2016)

•  Dimensional Investment LLC (since 2016)

•  DFA Securities LLC (since 2016)

•  Dimensional Fund Advisors Canada ULC (since 2020)

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at https://www.dimensional.com/us-en/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2022. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2022 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2022 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2022.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Large Cap International Portfolio	100%	—	—	—	—	100%	—	100%	—	7%	100%	—	—
International Core Equity Portfolio	100%	—	—	—	—	100%	—	100%	—	8%	100%	—	—
Global Small Company Portfolio	45%	—	55%	—	—	100%	57%	100%	—	7%	66%	—	—
International Small Company Portfolio	46%	11%	43%	—	—	100%	—	100%	—	10%	100%	1%	100%
Japanese Small Company Portfolio	42%	7%	51%	—	—	100%	—	100%	—	20%	100%	—	100%
Asia Pacific Small Company Portfolio	36%	—	64%	—	—	100%	—	66%	—	1%	100%	—	—
United Kingdom Small Company Portfolio	61%	—	39%	—	—	100%	2%	100%	—	1%	100%	—	—
Continental Small Company Portfolio	55%	9%	36%	—	—	100%	—	100%	—	15%	100%	—	100%
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA Global Real Estate Securities Portfolio	80%	—	20%	—	—	100%	—	—	—	—	—	—	—
DFA International Small Cap Value Portfolio	82%	10%	8%	—	—	100%	—	100%	—	11%	100%	—	100%
International Vector Equity Portfolio	63%	—	37%	—	—	100%	—	100%	—	9%	100%	—	—
International High Relative Profitability Portfolio	78%	8%	14%	—	—	100%	—	100%	—	7%	100%	—	100%
World ex U.S. Value Portfolio	100%	—	—	—	—	100%	—	100%	—	7%	99%	—	—
World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%	—	82%	—	8%	100%	—	—
World ex U.S. Targeted Value Portfolio	36%	—	64%	—	—	100%	—	100%	—	11%	100%	—	—
World Core Equity Portfolio	73%	—	27%	—	—	100%	43%	94%	—	—	32%	—	—
Selectively Hedged Global Equity Portfolio	31%	5%	64%	—	—	100%	15%	35%	—	—	13%	—	100%

See accompanying Notes to Financial Statements.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Emerging Markets Portfolio	42%	—	58%	—	—	100%	—	56%	—	6%	84%	—	—
Emerging Markets Small Cap Portfolio	59%	13%	28%	—	—	100%	—	53%	—	8%	64%	—	100%
Emerging Markets Value Portfolio	100%	—	—	—	—	100%	—	78%	—	7%	100%	—	—
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	—	50%	—	6%	97%	—	—
Emerging Markets Targeted Value Portfolio	32%	18%	50%	—	—	100%	—	72%	—	10%	100%	—	100%
Emerging Markets ex China Core Equity Portfolio	100%	—	—	—	—	100%	—	70%	—	7%	100%	—	—

Dimensional Investment Group Inc.
DFA International Value Portfolio	96%	4%	—	—	—	100%	—	96%	—	8%	100%	—	100%

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

See accompanying Notes to Financial Statements.

DFA103122-001AI 00281080

Annual Report

Year Ended: October 31, 2022

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio III

U.S. Large Cap Value Portfolio III

December 2022

Dear Shareholder,

For more than four decades, Dimensional has been innovating on behalf of investors, using financial science to pursue higher expected returns across a range of market conditions.

We start with what clients are seeking and determine how best to deliver strategies to meet those needs through a systematic approach designed to add value over indexing. Every day, we manage our strategies through a flexible process that allows us to consistently focus on reducing costs and controlling risks. We believe in sensible ideas that we can implement well. And we’re committed to continuing to enhance the investment solutions and services we provide to empower financial professionals.

On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler CO-CHIEF EXECUTIVE OFFICER	Gerard O’Reilly CO-CHIEF EXECUTIVE OFFICER and CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

This report is submitted for the information of each Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
SA	Special Assessment

Investment Footnotes
†	See Note B to Financial Statements.
»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA International Value Portfolio III vs. MSCI World ex USA Index (net dividends) MSCI World ex USA Value Index (net dividends) October 31, 2012-October 31, 2022

As of February 28, 2022, the Portfolio changed its benchmark from the MSCI World ex USA Index (net dividends) to the MSCI World ex USA Value Index (net dividends) because this index better reflects the universe of securities in which the Master Fund invests.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2022, all rights reserved.

U.S. Large Cap Value Portfolio III vs. Russell 1000® Value Index October 31, 2012-October 31, 2022

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2022, all rights reserved.

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MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

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Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

DFA International Value Portfolio III

The DFA International Value Portfolio III invests in developed ex U.S. large company value stocks by purchasing shares of The DFA International Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2022, the Master Fund held approximately 550 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

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For the 12 months ended October 31, 2022, total returns were -13.87% for the Portfolio, -15.27% for the MSCI World ex USA Value Index, and -22.04% for the MSCI World ex USA Index (net dividends). As of February 28, 2022, the Portfolio changed its benchmark from the MSCI World ex USA Index (net dividends) to the MSCI World ex USA Value Index (net dividends) because this index better reflects the universe of securities in which the Master Fund invests. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Master Fund’s focus on value stocks contributed positively to performance relative to the benchmarks. The Master Fund’s exclusion of real estate investment trusts (REITs) also contributed positively to relative performance, as those stocks generally underperformed.

U.S. Equity Market Review	12 Months Ended October 31, 2022

U.S. equities had negative returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, lost approximately -16.52%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2022

Russell 3000® Index	-16.52%
Russell 1000® Index (large-cap stocks)	-16.38%
Russell Midcap® Index (mid-cap stocks)	-17.17%
Russell 2000® Index (small-cap stocks)	-18.54%
Russell Microcap® Index (micro-cap stocks)	-22.29%
Dow Jones U.S. Select REIT Index SM	-19.97%

Total Return for 12 Months Ended October 31, 2022

Russell 1000® Value Index (large-cap value stocks)	-7.00%
Russell 1000® Growth Index (large-cap growth stocks)	-24.60%
Russell 2000® Value Index (small-cap value stocks)	-10.73%
Russell 2000® Growth Index (small-cap growth stocks)	-26.02%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Portfolio III

The U.S. Large Cap Value Portfolio III is designed to capture the returns of U.S. large-cap value stocks by purchasing shares of The U.S. Large Cap Value Series, a Master Fund managed by Dimensional that invests in such stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2022, the Master Fund held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Portfolio’s assets.

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For the 12 months ended October 31, 2022, total returns were -3.47% for the Portfolio and -7.00% for the Russell 1000® Value Index, the Portfolio’s benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Master Fund’s greater emphasis on value stocks as compared to the benchmark contributed positively to the Portfolio’s relative performance. The Master Fund’s emphasis on higher-profitability stocks within the large-cap value segment of the U.S. market also contributed positively to relative performance, as these stocks outperformed. Additionally, the Master Fund’s exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed.

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLES

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA International Value Portfolio III (2)
Actual Fund Return	$1,000.00	$901.10	0.24%	$1.15
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22
U.S. Large Cap Value Portfolio III (2)
Actual Fund Return	$1,000.00	$993.90	0.13%	$0.65

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DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

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DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere in the report. Refer to the Summary Schedules of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

Affiliated Investment Companies
DFA International Value Portfolio III	100.0%
U.S. Large Cap Value Portfolio III	100.0%

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DFA INTERNATIONAL VALUE PORTFOLIO III

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA International Value Series of The DFA Investment Trust Company	$2,582,499,683

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$2,582,499,683

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

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U.S. LARGE CAP VALUE PORTFOLIO III

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$3,548,575,633

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$3,548,575,633

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	DFA International Value Portfolio III	U.S. Large Cap Value Portfolio III
ASSETS:
Investments in Affiliated Investment Company at Value	$2,582,500	$3,548,576
Receivables:
Fund Shares Sold	770	1,796
Prepaid Expenses and Other Assets	19	28

Total Assets	2,583,289	3,550,400

LIABILITIES:
Payables:
Fund Shares Redeemed	1,941	5,168
Due to Advisor	21	27
Accrued Expenses and Other Liabilities	116	145

Total Liabilities	2,078	5,340

NET ASSETS	$2,581,211	$3,545,060

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	185,378,789	126,696,837

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.92	$27.98

NET ASSETS CONSIST OF:
Paid-In Capital	$2,473,456	$1,700,432
Total Distributable Earnings (Loss)	107,755	1,844,628

NET ASSETS	$2,581,211	$3,545,060

(1) NUMBER OF SHARES AUTHORIZED	500,000,000	700,000,000

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	DFA International Value Portfolio III*	U.S. Large Cap Value Portfolio III*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $13,667 and $6, respectively)	$134,379	$87,706
Income from Securities Lending	1,155	88
Expenses Allocated from Affiliated Investment Companies	(6,340)	(4,009)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	129,194	83,785

Fund Expenses
Investment Management Fees	6,295	4,201
Accounting & Transfer Agent Fees	379	484
Filing Fees	50	68
Shareholders’ Reports	95	117
Directors’/Trustees’ Fees & Expenses	13	16
Professional Fees	38	49
Other	18	22

Total Fund Expenses	6,888	4,957

Fees Waived, Expenses Reimbursed by Advisor (Note C)	5,995	3,819

Net Expenses	893	1,138

Net Investment Income (Loss)	128,301	82,647

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	(10,573)	140,923
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(541,458)	(348,893)

Net Realized and Unrealized Gain (Loss)	(552,031)	(207,970)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(423,730)	$(125,323)

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Value Portfolio III***		U.S. Large Cap Value Portfolio III***
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$128,301	$114,504	$82,647	$78,804
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	(10,573)	111,204	140,923	232,706
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(541,458)	1,031,549	(348,893)	1,242,663

Net Increase (Decrease) in Net Assets Resulting from Operations	(423,730)	1,257,257	(125,323)	1,554,173

Distributions:
Institutional Class Shares	(135,865)	(102,813)	(261,217)	(75,804)
Capital Share Transactions (1):
Shares Issued	437,870	394,279	468,537	490,752
Shares Issued in Lieu of Cash Distributions	117,756	89,936	219,278	63,576
Shares Redeemed	(821,406)	(774,309)	(1,074,408)	(1,018,155)

Net Increase (Decrease) from Capital Share Transactions	(265,780)	(290,094)	(386,593)	(463,827)

Total Increase (Decrease) in Net Assets	(825,375)	864,350	(773,133)	1,014,542
Net Assets
Beginning of Year	3,406,586	2,542,236	4,318,193	3,303,651

End of Year	$2,581,211	$3,406,586	$3,545,060	$4,318,193

(1) Shares Issued and Redeemed:
Shares Issued	28,526	25,078	16,288	17,331
Shares Issued in Lieu of Cash Distributions	7,865	5,561	7,519	2,235
Shares Redeemed	(51,969)	(49,368)	(36,720)	(36,028)

Net Increase (Decrease) from Shares Issued and Redeemed	(15,578)	(18,729)	(12,913)	(16,462)

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0 and $0, respectively.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA International Value Portfolio III					U.S. Large Cap Value Portfolio III
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$16.95	$11.57	$14.66	$15.04	$16.89	$30.93 $	21.17	$25.23	$25.83	$27.29

Income from Investment Operations (A)
Net Investment Income (Loss)	0.68	0.55	0.35	0.56	0.54	0.63	0.54	0.56	0.60	0.58
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.99)	5.33	(3.07)	(0.09)	(1.87)	(1.65)	9.74	(3.33)	0.95	0.25

Total from Investment Operations	(2.31)	5.88	(2.72)	0.47	(1.33)	(1.02)	10.28	(2.77)	1.55	0.83

Less Distributions:
Net Investment Income	(0.72)	(0.50)	(0.37)	(0.51)	(0.52)	(0.57)	(0.52)	(0.51)	(0.54)	(0.54)
Net Realized Gains	—	—	—	(0.34)	—	(1.36)	—	(0.78)	(1.61)	(1.75)

Total Distributions	(0.72)	(0.50)	(0.37)	(0.85)	(0.52)	(1.93)	(0.52)	(1.29)	(2.15)	(2.29)

Net Asset Value, End of Year	$13.92	$16.95	$11.57	$14.66	$15.04	$27.98	$30.93	$21.17	$25.23	$25.83

Total Return	(13.87%)	51.07%	(18.72%)	3.50%	(8.09%)	(3.47%)	48.78%	(11.43%)	7.12%	2.91%

Net Assets, End of Year (thousands)	$2,581,211	$3,406,586	$2,542,236	$2,810,331	$2,421,704	$3,545,060	$4,318,193	$3,303,651	$4,017,350	$3,794,092
Ratio of Expenses to Average Net Assets (B)	0.24%	0.25%	0.25%	0.25%	0.24%	0.13%	0.14%	0.14%	0.14%	0.13%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.44%	0.45%	0.45%	0.45%	0.44%	0.23%	0.24%	0.24%	0.24%	0.23%
Ratio of Net Investment Income to Average Net Assets	4.28%	3.48%	2.75%	3.88%	3.20%	2.16%	1.89%	2.50%	2.47%	2.12%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, two of which, DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III (the “Portfolios”), are presented in this report. The remaining portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III invest substantially all of their assets in The DFA International Value Series and The U.S. Large Cap Value Series (the “Series”), respectively, each a corresponding series of The DFA Investment Trust Company. As of October 31, 2022, DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III owned 25% and 13% of the total outstanding shares of their respective Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolios.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The Portfolios’ investments reflect their proportionate interests in the net assets of their respective Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments is disclosed previously in this note. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets

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Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: The Portfolios recognize their pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from their respective Series, which are each treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios.

During the year ended October 31, 2022, the DFA International Value Portfolio III’s and U.S. Large Cap Value Portfolio III’s investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.21% and 0.11%, respectively, of each Portfolio’s average daily net assets.

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of each Portfolio to the extent necessary to limit the total management fees paid to the Advisor by a Portfolio, including the proportionate share of the management fees a Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) to the rates listed below as a percentage of the average net assets of a class of a Portfolio on an annualized basis. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

During the year ended October 31, 2022, each Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amounts in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Net Waived Fees
DFA International Value Portfolio III	0.21%	$5,995
U.S. Large Cap Value Portfolio III	0.11%	3,819

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amount paid by the Fund to the CCO was $20 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

17

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA International Value Portfolio III	$22
U.S. Large Cap Value Portfolio III	34

E. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA International Value Portfolio III
2021	$102,813	—	—	$102,813
2022	135,865	—	—	135,865
U.S. Large Cap Value Portfolio III
2021	75,804	—	—	75,804
2022	74,124	$187,093	—	261,217

As of October 31, 2022, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA International Value Portfolio III	$(3,905)	—	$(3,905)
U.S. Large Cap Value Portfolio III	(8,217)	$(7,703)	(15,920)

18

As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA International Value Portfolio III	$11,435	—	$(43,372)	$139,700	$107,763
U.S. Large Cap Value Portfolio III	—	$124,692	—	1,719,991	1,844,683

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA International Value Portfolio III	$43,372	$43,372

During the year ended October 31, 2022, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA International Value Portfolio III	$2,441,392	$140,916	—	$140,916
U.S. Large Cap Value Portfolio III	1,828,378	1,961,492	$(241,501)	1,719,991

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

19

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2022.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminates the asset segregation framework previously used by the Portfolios to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Portfolios began complying with the Valuation Rule on August 1, 2022.

I. Other:

As of October 31, 2022, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

20

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA International Value Portfolio III	4	93%
U.S. Large Cap Value Portfolio III	5	94%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

21

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA International Value Portfolio III and U.S. Large Cap Value Portfolio III (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022, and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

22

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

(Unaudited)

The DFA International Value Series vs. MSCI World ex USA Index (net dividends) MSCI World ex USA Value Index (net dividends) October 31, 2012-October 31, 2022

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data © MSCI 2022, all rights reserved.

The U.S. Large Cap Value Series vs. Russell 1000® Value Index October 31, 2012-October 31, 2022

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

FTSERussell data © FTSERussell 2022, all rights reserved.

23

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

24

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

The DFA International Value Series

The DFA International Value Series invests in developed ex U.S. large company value stocks. The investment strategy is process driven, emphasizing broad diversification, with increased exposure to stocks with smaller total market capitalizations, lower relative price (value), and higher-profitability within the large-cap value segment of developed ex U.S. markets. As of October 31, 2022, the Series held approximately 550 securities in 22 eligible developed markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

25

For the 12 months ended October 31, 2022, total returns were -13.82% for the Series, -15.27% for the MSCI World ex USA Value Index, and -22.04% for the MSCI World ex USA Index (net dividends). As of February 28, 2022, the Series changed its benchmark from the MSCI World ex USA Index (net dividends) to the MSCI World ex USA Value Index (net dividends) because this index better reflects the universe of securities in which the Series invests. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Series’ focus on value stocks contributed positively to performance relative to the benchmarks. The Series’ exclusion of real estate investment trusts (REITs) also contributed positively to relative performance, as those stocks generally underperformed.

U.S. Equity Market Review	12 Months Ended October 31, 2022

U.S. equities had negative returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, lost approximately -16.52%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2022

Russell 3000® Index	-16.52%
Russell 1000® Index (large-cap stocks)	-16.38%
Russell Midcap® Index (mid-cap stocks)	-17.17%
Russell 2000® Index (small-cap stocks)	-18.54%
Russell Microcap® Index (micro-cap stocks)	-22.29%
Dow Jones U.S. Select REIT Index SM	-19.97%

Total Return for 12 Months Ended October 31, 2022

Russell 1000® Value Index (large-cap value stocks)	-7.00%
Russell 1000® Growth Index (large-cap growth stocks)	-24.60%
Russell 2000® Value Index (small-cap value stocks)	-10.73%
Russell 2000® Growth Index (small-cap growth stocks)	-26.02%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

U.S. Large Cap Value Series

The U.S. Large Cap Value Series is designed to capture the returns of U.S. large company low relative price (value) stocks. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher profitability within the large-cap value segment of the U.S. market. As of October 31, 2022, the Series held approximately 350 securities. Average cash exposure throughout the year was less than 1% of the Series’ assets.

26

For the 12 months ended October 31, 2022, total returns were -3.45% for the Series and -7.00% for the Russell 1000® Value Index, the Series’ benchmark. With low relative price (value) stocks outperforming high relative price (growth) stocks, the Series’ greater emphasis on value stocks as compared to the benchmark contributed positively to the Series’ relative performance. The Series’ emphasis on higher-profitability stocks within the large-cap value segment of the U.S. market also contributed positively to relative performance, as these stocks outperformed. Additionally, the Series’ exclusion of real estate investment trusts (REITs) contributed positively to relative performance, as REITs generally underperformed.

27

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLES

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The DFA International Value Series
Actual Fund Return	$1,000.00	$900.90	0.21%	$1.01
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$994.00	0.11%	$0.55

28

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

29

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The DFA International Value Series		The U.S. Large Cap Value Series
Communication Services	3.4%	Communication Services	7.6%
Consumer Discretionary	12.3%	Consumer Discretionary	5.2%
Consumer Staples	4.8%	Consumer Staples	6.1%
Energy	15.9%	Energy	16.0%
Financials	28.7%	Financials	19.9%
Health Care	5.5%	Health Care	17.2%
Industrials	11.1%	Industrials	11.6%
Information Technology	1.3%	Information Technology	7.9%
Materials	14.0%	Materials	7.8%
Real Estate	2.2%	Real Estate	0.4%
Utilities	0.8%	Utilities	0.3%

	100.0%		100.0%

30

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value»	Percentage of Net Assets‡
COMMON STOCKS — (94.7%)
AUSTRALIA — (7.6%)
# Australia & New Zealand Banking Group Ltd.	7,347,638	$120,381,777	1.1%
National Australia Bank Ltd.	5,345,044	111,027,479	1.1%
Westpac Banking Corp.	7,338,308	113,310,525	1.1%
Woodside Energy Group Ltd.	3,456,203	79,902,049	0.8%
Other Securities		392,173,877	3.7%

TOTAL AUSTRALIA		816,795,707	7.8%

AUSTRIA — (0.1%)
Other Securities		6,220,806	0.1%

BELGIUM — (0.6%)
Other Securities		58,799,281	0.6%

CANADA — (10.1%)
Bank of Montreal	1,789	164,790	0.0%
# Bank of Montreal	1,331,345	122,590,248	1.2%
Bank of Nova Scotia	443,447	21,434,275	0.2%
Bank of Nova Scotia	2,098,551	101,401,984	1.0%
Canadian Imperial Bank of Commerce	1,446,994	65,714,037	0.6%
Canadian Natural Resources Ltd.	806,380	48,334,417	0.5%
Fairfax Financial Holdings Ltd.	97,836	48,050,126	0.4%
Nutrien Ltd.	944,511	79,811,163	0.8%
Suncor Energy, Inc.	1,317,132	45,304,678	0.4%
Suncor Energy, Inc.	2,013,309	69,237,696	0.7%
# Teck Resources Ltd., Class B	2,050,761	62,425,165	0.6%
Other Securities		425,965,154	4.0%

TOTAL CANADA		1,090,433,733	10.4%

CHINA — (0.0%)
Other Securities		3,578,225	0.0%

DENMARK — (1.9%)
DSV AS	379,252	51,247,654	0.5%
Other Securities		150,557,322	1.4%

TOTAL DENMARK		201,804,976	1.9%

FINLAND — (1.1%)
Other Securities		113,789,895	1.1%

FRANCE — (10.2%)
AXA SA	2,421,503	59,798,721	0.6%
BNP Paribas SA	1,819,966	85,345,265	0.8%
Cie de Saint-Gobain	1,784,858	72,966,654	0.7%
Cie Generale des Etablissements Michelin SCA	2,521,000	64,245,287	0.6%
Engie SA	3,701,762	48,098,296	0.5%
Orange SA	7,137,374	68,004,272	0.6%
Sanofi	682,839	58,763,618	0.6%
# TotalEnergies SE	6,840,726	373,184,524	3.5%
Other Securities		264,876,509	2.5%

TOTAL FRANCE		1,095,283,146	10.4%

31

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
GERMANY — (5.5%)
BASF SE	1,819,157	$81,626,734	0.8%
Bayerische Motoren Werke AG	1,003,964	78,803,005	0.7%
Mercedes-Benz Group AG	2,636,283	152,592,147	1.5%
Other Securities		281,533,549	2.6%

TOTAL GERMANY		594,555,435	5.6%

HONG KONG — (2.0%)
Other Securities		214,006,034	2.0%

IRELAND — (0.4%)
Other Securities		46,570,809	0.4%

ISRAEL — (0.6%)
Other Securities		64,808,590	0.6%

ITALY — (2.0%)
# Intesa Sanpaolo SpA	26,193,710	49,939,026	0.5%
UniCredit SpA	3,981,409	49,374,501	0.5%
Other Securities		114,595,246	1.0%

TOTAL ITALY		213,908,773	2.0%

JAPAN — (18.6%)
Honda Motor Co. Ltd.	3,522,000	80,310,312	0.8%
Mitsubishi Corp.	1,963,400	53,186,304	0.5%
Mitsubishi UFJ Financial Group, Inc.	10,193,750	48,153,735	0.5%
Takeda Pharmaceutical Co. Ltd.	2,595,871	68,554,353	0.7%
Toyota Motor Corp.	12,080,750	167,615,564	1.6%
Other Securities		1,581,578,322	14.9%

TOTAL JAPAN		1,999,398,590	19.0%

NETHERLANDS — (3.8%)
ING Groep NV	4,971,616	48,918,640	0.5%
Koninklijke Ahold Delhaize NV	4,054,901	113,084,163	1.1%
Other Securities		243,026,322	2.2%

TOTAL NETHERLANDS		405,029,125	3.8%

NEW ZEALAND — (0.2%)
Other Securities		23,565,859	0.2%

NORWAY — (0.9%)
Other Securities		101,097,179	1.0%

PORTUGAL — (0.1%)
Other Securities		14,011,161	0.1%

SINGAPORE — (1.1%)
Other Securities		118,180,815	1.1%

SPAIN — (1.9%)
# Banco Santander SA	31,583,925	81,912,138	0.8%
Repsol SA	4,619,638	62,847,702	0.6%
Other Securities		54,102,853	0.5%

TOTAL SPAIN		198,862,693	1.9%

32

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SWEDEN — (2.5%)
Other Securities		$270,126,175	2.6%

SWITZERLAND — (8.8%)
Cie Financiere Richemont SA, Class A	922,306	90,140,218	0.9%
Novartis AG	1,706,093	138,007,072	1.3%
# Novartis AG, Sponsored ADR	1,596,183	129,498,327	1.2%
UBS Group AG	6,030,163	95,603,120	0.9%
* UBS Group AG	1,233,581	19,564,595	0.2%
Zurich Insurance Group AG	348,909	148,695,901	1.4%
Other Securities		327,812,902	3.1%

TOTAL SWITZERLAND		949,322,135	9.0%

UNITED KINGDOM — (14.7%)
# Barclays PLC, Sponsored ADR	7,035,082	48,682,767	0.5%
BP PLC	7,690,578	42,548,901	0.4%
# BP PLC, Sponsored ADR	2,518,588	83,818,609	0.8%
British American Tobacco PLC	3,024,009	119,428,540	1.1%
# British American Tobacco PLC, Sponsored ADR	838,885	33,236,624	0.3%
Glencore PLC	23,897,614	137,006,665	1.3%
HSBC Holdings PLC	13,535,003	69,462,304	0.7%
# HSBC Holdings PLC, Sponsored ADR	2,324,211	60,220,307	0.6%
Lloyds Banking Group PLC	164,752,825	79,125,348	0.8%
Shell PLC	307,658	8,522,614	0.1%
Shell PLC, Sponsored ADR	9,015,405	501,526,980	4.8%
Vodafone Group PLC	51,300,878	59,888,735	0.6%
Other Securities		342,384,465	3.1%

TOTAL UNITED KINGDOM		1,585,852,859	15.1%

TOTAL COMMON STOCKS		10,186,002,001	96.7%

PREFERRED STOCKS — (0.8%)

GERMANY — (0.8%)
Volkswagen AG	489,153	62,612,238	0.6%
Other Securities		28,392,993	0.3%

TOTAL GERMANY		91,005,231	0.9%

TOTAL INVESTMENT SECURITIES (Cost $10,555,431,050)		10,277,007,232

		Value†
SECURITIES LENDING COLLATERAL — (4.5%)
@§ The DFA Short Term Investment Fund	41,765,646	482,852,631	4.6%

TOTAL INVESTMENTS—(100.0%) (Cost $11,038,476,605)		$10,759,859,863	102.2%

33

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2022, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	842	12/16/22	$157,956,087	$163,474,300	$5,518,213

Total Futures Contracts			$157,956,087	$163,474,300	$5,518,213

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$816,795,707	—	$816,795,707
Austria	—	6,220,806	—	6,220,806
Belgium	—	58,799,281	—	58,799,281
Canada	$1,090,433,733	—	—	1,090,433,733
China	—	3,578,225	—	3,578,225
Denmark	—	201,804,976	—	201,804,976
Finland	5,856,638	107,933,257	—	113,789,895
France	—	1,095,283,146	—	1,095,283,146
Germany	14,207,408	580,348,027	—	594,555,435
Hong Kong	—	214,006,034	—	214,006,034
Ireland	26,386,842	20,183,967	—	46,570,809
Israel	11,032,764	53,775,826	—	64,808,590
Italy	24,863,308	189,045,465	—	213,908,773
Japan	13,905,475	1,985,493,115	—	1,999,398,590
Netherlands	26,051,464	378,977,661	—	405,029,125
New Zealand	—	23,565,859	—	23,565,859
Norway	—	101,097,179	—	101,097,179
Portugal	—	14,011,161	—	14,011,161
Singapore	—	118,180,815	—	118,180,815
Spain	6,210,086	192,652,607	—	198,862,693
Sweden	—	270,126,175	—	270,126,175
Switzerland	158,548,612	790,773,523	—	949,322,135
United Kingdom	766,554,481	819,298,378	—	1,585,852,859
Preferred Stocks
Germany	—	91,005,231	—	91,005,231
Securities Lending Collateral	—	482,852,631	—	482,852,631
Futures Contracts**	5,518,213	—	—	5,518,213

TOTAL	$2,149,569,024	$8,615,809,052	—	$10,765,378,076

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

34

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

	Shares	Value†	Percentage of Net Assets‡
COMMON STOCKS — (97.1%)
COMMUNICATION SERVICES — (7.4%)
AT&T, Inc.	19,723,621	$359,561,611	1.3%
Comcast Corp., Class A	13,738,104	436,047,421	1.6%
* T-Mobile U.S., Inc.	1,448,419	219,522,384	0.8%
Verizon Communications, Inc.	11,228,072	419,593,051	1.6%
#* Walt Disney Co.	1,947,638	207,501,352	0.8%
Other Securities		388,431,685	1.4%

TOTAL COMMUNICATION SERVICES		2,030,657,504	7.5%

CONSUMER DISCRETIONARY — (5.1%)
# DR Horton, Inc.	2,494,501	191,777,237	0.7%
General Motors Co.	4,563,422	179,114,313	0.7%
Other Securities		1,028,297,049	3.8%

TOTAL CONSUMER DISCRETIONARY		1,399,188,599	5.2%

CONSUMER STAPLES — (5.9%)
# General Mills, Inc.	2,002,753	163,384,590	0.6%
Kroger Co.	3,345,475	158,207,513	0.6%
Mondelez International, Inc., Class A	3,063,492	188,343,488	0.7%
Walmart, Inc.	3,424,187	487,364,536	1.8%
Other Securities		636,769,324	2.3%

TOTAL CONSUMER STAPLES		1,634,069,451	6.0%

ENERGY — (15.5%)
# Chevron Corp.	4,558,886	824,702,477	3.0%
ConocoPhillips	5,185,429	653,830,743	2.4%
# EOG Resources, Inc.	1,168,138	159,474,200	0.6%
# Exxon Mobil Corp.	10,590,425	1,173,524,994	4.3%
Marathon Petroleum Corp.	1,358,505	154,353,338	0.6%
Schlumberger NV	3,057,917	159,103,421	0.6%
Other Securities		1,163,338,010	4.3%

TOTAL ENERGY		4,288,327,183	15.8%

FINANCIALS — (19.3%)
Bank of America Corp.	8,609,381	310,282,127	1.2%
#* Berkshire Hathaway, Inc., Class B	1,859,637	548,760,282	2.0%
Capital One Financial Corp.	1,481,150	157,031,523	0.6%
# Citigroup, Inc.	3,688,797	169,168,230	0.6%
Goldman Sachs Group, Inc.	976,089	336,272,421	1.2%
Hartford Financial Services Group, Inc.	2,234,680	161,813,179	0.6%
JPMorgan Chase & Co.	7,481,873	941,818,173	3.5%
Morgan Stanley	2,962,680	243,443,416	0.9%
Travelers Cos., Inc.	1,083,770	199,912,214	0.7%
Wells Fargo & Co.	5,911,149	271,853,743	1.0%
Other Securities		1,991,320,994	7.4%

TOTAL FINANCIALS		5,331,676,302	19.7%

HEALTH CARE — (16.7%)
# Bristol-Myers Squibb Co.	4,546,581	352,223,630	1.3%
Cigna Corp.	998,289	322,507,244	1.2%
CVS Health Corp.	2,930,610	277,528,767	1.0%
Danaher Corp.	936,418	235,668,318	0.9%

35

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets‡
HEALTH CARE — (Continued)
Elevance Health, Inc.	771,124	$421,627,470	1.6%
Gilead Sciences, Inc.	2,211,205	173,491,144	0.7%
Humana, Inc.	441,277	246,267,868	0.9%
Laboratory Corp. of America Holdings	683,569	151,656,618	0.6%
Medtronic PLC	2,002,037	174,857,912	0.7%
Pfizer, Inc.	17,020,200	792,290,310	2.9%
Thermo Fisher Scientific, Inc.	756,496	388,816,249	1.4%
Other Securities		1,077,834,540	3.9%

TOTAL HEALTH CARE		4,614,770,070	17.1%

INDUSTRIALS — (11.3%)
Eaton Corp. PLC	987,794	148,238,246	0.6%
Norfolk Southern Corp.	780,147	177,928,126	0.7%
Raytheon Technologies Corp.	1,827,270	173,261,741	0.6%
Republic Services, Inc.	1,829,777	242,665,026	0.9%
Other Securities		2,374,579,574	8.7%

TOTAL INDUSTRIALS		3,116,672,713	11.5%

INFORMATION TECHNOLOGY — (7.7%)
# HP, Inc.	9,328,511	257,653,474	1.0%
Intel Corp.	12,556,858	356,991,473	1.3%
Micron Technology, Inc.	3,751,374	202,949,333	0.8%
Other Securities		1,293,571,158	4.7%

TOTAL INFORMATION TECHNOLOGY		2,111,165,438	7.8%

MATERIALS — (7.5%)
Freeport-McMoRan, Inc.	5,097,835	161,550,391	0.6%
* Linde PLC	775,637	230,635,662	0.9%
# Nucor Corp.	1,985,067	260,798,103	1.0%
# Steel Dynamics, Inc.	1,686,863	158,649,465	0.6%
Other Securities		1,262,064,050	4.6%

TOTAL MATERIALS		2,073,697,671	7.7%

REAL ESTATE — (0.4%)
Other Securities		102,269,222	0.4%

UTILITIES — (0.3%)
Other Securities		76,579,795	0.3%

TOTAL COMMON STOCKS (Cost $16,275,340,734)		26,779,073,948	99.0%

TEMPORARY CASH INVESTMENTS — (1.0%)
State Street Institutional U.S. Government Money Market Fund, 3.010%	264,660,566	264,660,566	1.0%

SECURITIES LENDING COLLATERAL — (1.9%)
@§ The DFA Short Term Investment Fund	45,100,100	521,402,250	1.9%

TOTAL INVESTMENTS — (100.0%) (Cost $17,061,542,735)		$27,565,136,764	101.9%

36

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2022, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	882	12/16/22	$178,906,459	$171,240,300	$(7,666,159)

Total Futures Contracts			$178,906,459	$171,240,300	$(7,666,159)

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,030,657,504	—	—	$2,030,657,504
Consumer Discretionary	1,399,188,599	—	—	1,399,188,599
Consumer Staples	1,634,069,451	—	—	1,634,069,451
Energy	4,288,327,183	—	—	4,288,327,183
Financials	5,331,676,302	—	—	5,331,676,302
Health Care	4,614,770,070	—	—	4,614,770,070
Industrials	3,116,672,713	—	—	3,116,672,713
Information Technology	2,111,165,438	—	—	2,111,165,438
Materials	2,073,697,671	—	—	2,073,697,671
Real Estate	102,269,222	—	—	102,269,222
Utilities	76,579,795	—	—	76,579,795
Temporary Cash Investments	264,660,566	—	—	264,660,566
Securities Lending Collateral	—	$521,402,250	—	521,402,250
Futures Contracts**	(7,666,159)	—	—	(7,666,159)

TOTAL	$27,036,068,355	$521,402,250	—	$27,557,470,605

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

37

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands)

	The DFA International Value Series*	The U.S. Large Cap Value Series*
ASSETS:
Investment Securities at Value (including $520,457 and $731,508 of securities on loan, respectively)	$10,277,007	$26,779,074
Temporary Cash Investments at Value & Cost	—	264,661
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $483,046 and $521,541, respectively)	482,853	521,402
Segregated Cash for Futures Contracts	8,420	8,820
Foreign Currencies at Value	128,438	—
Cash	37,517	—
Receivables:
Investment Securities Sold	5,068	6,614
Dividends, Interest and Tax Reclaims	77,741	29,653
Securities Lending Income	367	142
Prepaid Expenses and Other Assets	1	—

Total Assets	11,017,412	27,610,366

LIABILITIES:
Payables:
Upon Return of Securities Loaned	486,408	513,007
Investment Securities Purchased	—	47,015
Due to Advisor	1,732	2,154
Futures Margin Variation	1,659	1,246
Accrued Expenses and Other Liabilities	480	963

Total Liabilities	490,279	564,385

NET ASSETS	$10,527,133	$27,045,981

Investment Securities at Cost	$10,555,431	$16,275,341

Foreign Currencies at Cost	$130,216	$—

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

38

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	The DFA International Value Series#	The U.S. Large Cap Value Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $54,334 and $45, respectively)	$528,788	$645,606
Income from Securities Lending	4,573	652

Total Investment Income	533,361	646,258

Expenses
Investment Management Fees	23,325	28,078
Accounting & Transfer Agent Fees	2	3
Custodian Fees	1,012	342
Shareholders’ Reports	25	38
Directors’/Trustees’ Fees & Expenses	54	130
Professional Fees	275	330
Other	353	573

Total Expenses	25,046	29,494

Fees Paid Indirectly (Note C)	373	—

Net Expenses	24,673	29,494

Net Investment Income (Loss)	508,688	616,764

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	6,848	753,310
Affiliated Investment Companies Shares Sold	36	(30)
Futures	(16,735)	(16,355)
Foreign Currency Transactions	(13,407)	(2)
In-Kind Redemptions	—	46,523
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,198,406)	(2,352,364)
Affiliated Investment Companies Shares	(280)	(147)
Futures	2,503	(16,326)
Translation of Foreign Currency-Denominated Amounts	(4,633)	—

Net Realized and Unrealized Gain (Loss)	(2,224,074)	(1,585,391)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,715,386)	$(968,627)

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

39

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series		The U.S. Large Cap Value Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$508,688	$420,963	$616,764	$541,698
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	6,848	468,390	753,310	1,388,344
Affiliated Investment Companies Shares Sold	36	(27)	(30)	16
Futures	(16,735)	29,155	(16,355)	49,910
Foreign Currency Transactions	(13,407)	4,495	(2)	—
In-Kind Redemptions	—	—	46,523	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(2,198,406)	3,710,810	(2,352,364)	8,413,121
Affiliated Investment Companies Shares	(280)	(30)	(147)	(20)
Futures	2,503	5,251	(16,326)	12,740
Translation of Foreign Currency-Denominated Amounts	(4,633)	(1,694)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,715,386)	4,637,313	(968,627)	10,405,809

Transactions in Interest:
Contributions	1,269,316	152,792	972,772	808,201
Withdrawals	(1,324,290)	(1,974,162)	(2,778,807)	(3,547,772)

Net Increase (Decrease) from Transactions in Interest	(54,974)	(1,821,370)	(1,806,035)	(2,739,571)

Total Increase (Decrease) in Net Assets	(1,770,360)	2,815,943	(2,774,662)	7,666,238
Net Assets
Beginning of Year	12,297,493	9,481,550	29,820,643	22,154,405

End of Year	$10,527,133	$12,297,493	$27,045,981	$29,820,643

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

40

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Total Return	(13.82%)	51.09%	(18.68%)	3.60%	(8.10%)

Net Assets, End of Year (thousands)	$10,527,133	$12,297,493	$9,481,550	$12,420,850	$12,153,340
Ratio of Expenses to Average Net Assets	0.21%	0.22%	0.21%	0.21%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.21%	0.22%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.36%	3.50%	2.77%	3.92%	3.21%
Portfolio Turnover Rate	15%	9%	12%	16%	20%

See accompanying Notes to Financial Statements.

41

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Total Return	(3.45%)	48.85%	(11.42%)	7.15%	2.95%

Net Assets, End of Year (thousands)	$27,045,981	$29,820,643	$22,154,405	$29,929,678	$29,242,795
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed)	0.11%	0.11%	0.11%	0.11%	0.11%
Ratio of Net Investment Income to Average Net Assets	2.20%	1.92%	2.53%	2.50%	2.14%
Portfolio Turnover Rate	10%	10%	4%	10%	13%
See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), The Trust consists of ten portfolios, two of which, The DFA International Value Series and The U.S. Large Cap Value Series (the “Series”), are presented in this section of the report. The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The DFA International Value Series (the “International Series”) will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the International Series is computed. Due

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to the time differences between the closings of the relevant foreign securities exchanges and the pricing of the International Series’ shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on International Series’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables are included at the end of the Summary Schedules of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the International Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Series enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Series does not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

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The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets. The International Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The International Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to each Series. For the year ended October 31, 2022, the investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% and 0.10% of the average daily net assets for The DFA International Value Series and The U.S. Large Cap Value Series, respectively.

Earned Income Credit:

Additionally, certain Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Series’ net assets. During the year ended October 31, 2022, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
The DFA International Value Series	$373

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2022, the total related amounts paid by the Trust to the CCO was $28 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statements of Operations.

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D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

The DFA International Value Series	$132
The U.S. Large Cap Value Series	156

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
The DFA International Value Series	—	—	$2,114,747	$1,740,164
The U.S. Large Cap Value Series	—	—	2,680,600	3,677,661

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
The DFA International Value Series
The DFA Short Term Investment Fund	$495,353	$4,952,552	$4,964,808	$36	$(280)	$482,853	41,766	$5,866	—

Total	$495,353	$4,952,552	$4,964,808	$36	$(280)	$482,853	41,766	$5,866	—

The U.S. Large Cap Value Series
The DFA Short Term Investment Fund	$155,780	$4,248,436	$3,882,637	$(30)	$(147)	$521,402	45,100	$3,799	—

Total	$155,780	$4,248,436	$3,882,637	$(30)	$(147)	$521,402	45,100	$3,799	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

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As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The DFA International Value Series	$11,067,112	$1,350,477	$(1,657,729)	$(307,252)
The U.S. Large Cap Value Series	17,036,981	11,234,320	(713,829)	10,520,491

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, a Series deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by a Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series

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entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amounts in thousands):

Futures*
The DFA International Value Series	$121,433
The U.S. Large Cap Value Series	191,772

*	Average Notional Value of futures contracts.

The following is a summary of the Series’’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2022	Equity Contracts*,(1)
The DFA International Value Series	$5,518	$5,518

	Liability Derivatives Value
	Total Value at October 31, 2022	Equity Contracts*,(2)
The U.S. Large Cap Value Series	$(7,665)	$(7,665)

(1)	Presented on Statements of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statements of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The DFA International Value Series	$(16,735)	$(16,735)
The U.S. Large Cap Value Series	(16,355)	(16,355)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The DFA International Value Series	$2,503	$2,503

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	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The U.S. Large Cap Value Series	$(16,326)	$(16,326)

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

For the year ended October 31, 2022, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2022
The DFA International Value Series	1.84%	$6,495	20	$6	$34,971	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

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For the year ended October 31, 2022, activity by the Series under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2022
The DFA International Value Series	Borrower	0.44%	$49,829	1	$1	$49,829	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022 that the Series utilized the interfund lending program.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2022, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

For the year ended October 31, 2022, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The DFA International Value Series	$225,947	$77,938	$(18,829)
The U.S. Large Cap Value Series	275,408	282,808	33,436

J. Securities Lending:

As of October 31, 2022, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, each Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amounts in thousands):

Non-Cash Collateral Market Value
The DFA International Value Series	$74,049
The U.S. Large Cap Value Series	227,152

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to

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return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series with securities on loan will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The DFA International Value Series Common Stocks	$486,408	—	—	—	$486,408
The U.S. Large Cap Value Series Common Stocks	513,007	—	—	—	513,007

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. In-Kind Redemptions:

During the year ended October 31, 2022, the Series listed below realized net gains (losses) on in-kind redemptions as follows :

The U.S. Large Cap Value Series	$46,523

M. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The

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amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Series’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Series could enter, eliminates the asset segregation framework previously used by the Series to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Series began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Series began complying with the Valuation Rule on August 1, 2022.

N. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The DFA International Value Series and The U.S. Large Cap Value Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The DFA International Value Series and The U.S. Large Cap Value Series (two of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022, and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were three Nominating Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2022.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

54

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

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Disinterested Directors/Trustees
Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since December 2021	Robert E. McDonough Professor of Business Administration and Finance, McDonough School of Business, Georgetown University (since 2003); Director, Georgetown Center for Financial Markets and Policy (since 2010); and Vice Provost of Faculty (2016-2020), Georgetown University.	147 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); Director, REAN Cloud (technology) (2015-2018); Director, FBR & Co. (investment banking) (2011- 2017); and Director, Brightwood Capital Advisors, L.P. (private equity) (2013- 2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM-Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	147 portfolios in 5 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	147 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	147 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since December 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management; Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	147 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	147 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (2 investment companies within the fund complex) (13 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since December 2021	Professor of Finance, Yale School of Management (since 2004).	147 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (since 2017); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017-July 2017).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021).	147 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

58

Interested Directors/Trustees

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since December 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and Dimensional ETF Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Head of Global Financial Advisor Services for Dimensional Fund Advisors LP (since 2007) and Dimensional Investment LLC (since 2017); Formerly, Vice President (2007 – 2017) of all the DFA Entities; Formerly, Head of Global Advisor Services for Dimensional Investment LLC (2011-2017).	147 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director since December 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of Dimensional Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director, Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of the DFA Entities; Formerly, Vice President (2007 – 2017) of the DFA Entities; Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of Dimensional Fund Advisors Canada ULC. Formerly, Director of Dimensional Fund Advisors Pte. Ltd. (2017-2018) and Dimensional Fund Advisors Ltd. (2018-2021).	147 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.

59

[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019	Vice President and Assistant Secretary of • DFAIDG, DIG, DFAITC and DEM (since 2019) • Dimensional ETF Trust (since 2020) Vice President (since January 2018) of • Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

60

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Stephen A. Clark 1972	Executive Vice President	Since 2017	Executive Vice President of • all the DFA Entities (since 2017)

• Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

• Dimensional Japan Ltd.

Chairman (since 2018) of

• Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

• Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

• DFA Australia Limited

Director (since 2016) of

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Hong Kong Limited

Vice President of

• Dimensional Advisors Ltd. (since 2016)

• Dimensional Hong Kong Limited (since 2016)

• Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016-2021) of

• Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

• all the DFA Entities

Formerly, Vice President (2010 – 2016) of

• Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019-2020) of

• Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

• Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021	Chief Operating Officer (since June 2021) of • the DFA Fund Complex

Executive Vice President (since January 2020)

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Chief Operating Officer (since December 2019)

• Dimensional Holdings Inc.

• Dimensional Fund Advisors LP

• Dimensional Investment LLC

• DFA Securities LLC

Vice President (since 2020) of

• DFA Australia Limited

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors Canada ULC

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Ireland Limited

• Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020-June 2021) of

• the DFA Fund Complex

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

• Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

• BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021	Vice President (since June 2021) of • the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

• DFA Australia Limited

• Dimensional Fund Advisors Canada ULC

• DFA Securities LLC

• Dimensional Advisors Ltd.

• Dimensional Fund Advisors LP

• Dimensional Fund Advisors Ltd.

• Dimensional Fund Advisors Pte. Ltd.

• Dimensional Holdings Inc.

• Dimensional Hong Kong Limited

• Dimensional Investment LLC

Vice President (since March 2021) of

• Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

• Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 - 2020), and Treasurer (2003 – 2017) of

• Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021	Vice President and Assistant Treasurer (since June 2021) of • the DFA Fund Complex Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

• Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004	Vice President (since 2004) of • all the DFA Entities

Vice President (since 2020) of

• Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

• Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017-2019) of

• all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

• Dimensional Ireland Limited (since 2020)

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Assistant Treasurer of

• DFAIDG, DIG, DFAITC and DEM (since 2017)

• Dimensional ETF Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021	Vice President, Chief Financial Officer, and Treasurer (since June 2021) of • the DFA Fund Complex Formerly, Director (May 2019 – January 2021) at • INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)
Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

• OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001	President of • DFAIDG, DIG, DFAITC and DEM (since 2017) • Dimensional ETF Trust (since 2020) General Counsel of • all the DFA Entities (since 2001)

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc (since 2006)

• Dimensional Investment LLC (since 2009)

• DFA Canada LLC (since 2009)

• Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• DFA Securities LLC

• Dimensional Investment LLC

Secretary of

• Dimensional Fund Advisors LP (since 2006)

• Dimensional Holdings Inc. (since 2006)

• DFA Securities LLC (since 2006)

• Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

Vice President and Secretary of

• Dimensional Fund Advisors Canada ULC (since 2003)

• DFA Canada LLC (since 2009)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd (since 2014)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

• Dimensional Hong Kong Limited

Director of

• Dimensional Australia Limited (since 2007)

• Dimensional Funds plc (since 2002)

• Dimensional Funds II plc (since 2006)

• Director of Dimensional Japan Ltd. (since 2012)

• Dimensional Advisors Ltd. (since 2012)

• Dimensional Fund Advisors Pte. Ltd. (since 2012)

• Dimensional Hong Kong Limited (since 2012)

• Dimensional Ireland Limited (since 2018)

63

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Vice President and Secretary (2010 – 2014) of

• Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

• DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

• Dimensional Fund Advisors LP (1997 – 2017)

• Dimensional Holdings Inc. (2006 – 2017)

• DFA Securities LLC (1997 – 2017)

• Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

• Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021	Vice President (since September 2021) of • the DFA Fund Complex Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

• DFA Australia Limited

• Dimensional Fund Advisors Ltd.

• Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of:

• DFA Fund Complex

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Formerly, Vice President (2013-2020) of:

• DFA Fund Complex

Formerly, Director (2019-2021) of:

• Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•  Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

Vice President of

• DFA Securities LLC (since 2010)

• Dimensional Cayman Commodity Fund I Ltd. (since 2010)

• Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

• DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020	Chief Compliance Officer (since 2020) • the DFA Fund Complex

• Vice President (since 2016) of

• DFA Securities LLC

• Dimensional Fund Advisors LP

• Dimensional Holdings Inc.

• Dimensional Investment LLC

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Vice President – Senior Compliance Officer

• Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

• Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020	Vice President and Assistant Treasurer (since 2020) of • the DFA Fund Complex Vice President

• Dimensional Holdings Inc. (since 2016)

• Dimensional Fund Advisors LP (since 2016)

• Dimensional Investment LLC (since 2016)

• DFA Securities LLC (since 2016)

• Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

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VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at https://www.dimensional.com/us-en/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

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TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2022. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2022 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2022 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2022.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
DFA International Value Portfolio III	100%	—	—	—	—	100%	—	93%	—	7%	100%	—	—
U.S. Large Cap Value Portfolio III	28%	—	72%	—	—	100%	100%	100%	—	—	—	—	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

67

DFA103122-008A 00281083

Annual Report

Year Ended: October 31, 2022

DIMENSIONAL INVESTMENT GROUP INC.

Emerging Markets Portfolio II

December 2022

Dear Shareholder,

For more than four decades, Dimensional has been innovating on behalf of investors, using financial science to pursue higher expected returns across a range of market conditions.

We start with what clients are seeking and determine how best to deliver strategies to meet those needs through a systematic approach designed to add value over indexing. Every day, we manage our strategies through a flexible process that allows us to consistently focus on reducing costs and controlling risks. We believe in sensible ideas that we can implement well. And we’re committed to continuing to enhance the investment solutions and services we provide to empower financial professionals.

On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and
CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

ANNUAL REPORT

This report is submitted for the information of the Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments/Summary Schedule of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
SA	Special Assessment

Investment Footnotes

†	See Note B to Financial Statements.
»	Securities that have been fair value factored. See Note B to Financial Statements.
‡	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings in unaffiliated issuers of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.
*	Non-Income Producing Securities.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
#	Total or Partial Securities on Loan.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Master Fund.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

(Unaudited)

Emerging Markets Portfolio II vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2012-October 31, 2022

2

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

3

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

Emerging Markets Portfolio II

The Emerging Markets II Portfolio invests in large-cap stocks in emerging markets by purchasing shares of The Emerging Markets Series, a Master Fund managed by Dimensional that invests in such securities. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2022, the Master Fund held approximately 1,880 securities in 23 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Master Fund’s assets.

4

For the 12 months ended October 31, 2022, total returns were -25.97% for the Portfolio and -31.03% for the MSCI Emerging Markets Index (net dividends), the Portfolio’s benchmark. The Master Fund’s greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets. The Master Fund’s emphasis on stocks with higher profitability also contributed positively to performance relative to the benchmark, as these stocks generally outperformed. At the country level, the Master Fund’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLE

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Emerging Markets Portfolio II (2)
Actual Fund Return	$1,000.00	$817.30	0.37%	$1.69
Hypothetical 5% Annual Return	$1,000.00	$1,023.34	0.37%	$1.89

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the allocation of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

The categories of industry classification for the Affiliated Investment Company are represented in its Disclosure of Portfolio Holdings, which is included elsewhere in the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Affiliated Investment Company’s holdings, which reflect the investments by category.

Affiliated Investment Company
Emerging Markets Portfolio II	100.0%

7

EMERGING MARKETS PORTFOLIO II

SCHEDULE OF INVESTMENTS

October 31, 2022

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$50,572,196

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES	$50,572,196

Summary of the Portfolio’s Master Fund’s investments as of October 31, 2022, based on their valuation inputs, is located in this report (See Security Valuation Note).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

Emerging Markets Portfolio II
ASSETS:
Investment in Affiliated Investment Company at Value	$50,572
Prepaid Expenses and Other Assets	11

Total Assets	50,583

LIABILITIES:
Payables:
Fund Shares Redeemed	643
Due to Advisor	6
Accrued Expenses and Other Liabilities	13

Total Liabilities	662

NET ASSETS	$49,921

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	3,216,030

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.52

NET ASSETS CONSIST OF:
Paid-In Capital	$8,358
Total Distributable Earnings (Loss)	41,563

NET ASSETS	$49,921

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

Emerging Markets Portfolio II*
Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $273)	$2,208
Income from Securities Lending	57
Expenses Allocated from Affiliated Investment Companies	(102)

Total Net Investment Income Allocated and/or Distributions Received from Affiliated Investment Companies	2,163

Fund Expenses
Investment Management Fees	166
Accounting & Transfer Agent Fees	3
Filing Fees	21
Shareholders’ Reports	15
Professional Fees	1
Other	1

Total Fund Expenses	207

Fees Waived, Expenses Reimbursed by Advisor (Note C)	66

Net Expenses	141

Net Investment Income (Loss)	2,022

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company**	2,524
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(22,855)

Net Realized and Unrealized Gain (Loss)	(20,331)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(18,309)

**	Net of foreign capital gain taxes withheld of $63.
*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio II***
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,022	$1,920
Net Realized Gain (Loss) on:
Transactions Allocated from Affiliated Investment Company*,**	2,524	10,569
Change in Unrealized Appreciation (Depreciation) of:
Transactions Allocated from Affiliated Investment Company	(22,855)	2,178

Net Increase (Decrease) in Net Assets Resulting from Operations	(18,309)	14,667

Distributions:
Institutional Class Shares	(12,768)	(8,261)
Capital Share Transactions (1):
Shares Issued	3,558	17,929
Shares Issued in Lieu of Cash Distributions	12,768	8,261
Shares Redeemed	(15,902)	(18,781)

Net Increase (Decrease) from Capital Share Transactions	424	7,409

Total Increase (Decrease) in Net Assets	(30,653)	13,815
Net Assets
Beginning of Year	80,574	66,759

End of Year	$49,921	$80,574

Shares Issued	186	703
Shares Issued in Lieu of Cash Distributions	619	347
Shares Redeemed	(805)	(735)

Net Increase (Decrease) from Shares Issued and Redeemed	—	315

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $63.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $1.
***	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Portfolio II
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$25.06	$23.02	$25.30	$24.71	$28.65

Income from Investment Operations (A)
Net Investment Income (Loss)	0.60	0.58	0.47	0.69	0.63
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.11)	4.33	0.23	1.87	(4.01)

Total from Investment Operations	(5.51)	4.91	0.70	2.56	(3.38)

Less Distributions:
Net Investment Income	(0.70)	(0.45)	(0.98)	(0.73)	(0.56)
Net Realized Gains	(3.33)	(2.42)	(2.00)	(1.24)	—

Total Distributions	(4.03)	(2.87)	(2.98)	(1.97)	(0.56)

Net Asset Value, End of Year	$15.52	$25.06	$23.02	$25.30	$24.71

Total Return	(25.97%)	21.99%	2.45%	11.14%	(12.03%)

Net Assets, End of Year (thousands)	$49,921	$80,574	$66,759	$66,417	$62,862
Ratio of Expenses to Average Net Assets (B)	0.37%	0.34%	0.36%	0.38%	0.34%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) (B)	0.47%	0.44%	0.46%	0.48%	0.44%
Ratio of Net Investment Income to Average Net Assets	3.05%	2.28%	2.12%	2.79%	2.21%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, one of which, Emerging Markets Portfolio II (the “Portfolio”), is presented in this report. The remaining portfolios are presented in separate reports. The Portfolio is an investment company, and accordingly, follows the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Portfolio invests substantially all of its assets in The Emerging Markets Series (the “Series”), a corresponding series of The DFA Investment Trust Company. As of October 31, 2022, the Portfolio owned 1% of the total outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolio uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s investments reflect its proportionate interest in the net assets of the Series. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments is disclosed previously in this note. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

13

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or the Portfolio are allocated using methods approved by the Board, generally based on average net assets.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

For the year ended October 31, 2022, the Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.25% of the Portfolio’s average daily net assets. Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has contractually agreed to permanently waive all or a portion of the management fee of the Portfolio to the extent necessary to limit the total management fees paid to the Advisor by the Portfolio, including the proportionate share of the management fees the Portfolio pays indirectly through its investment in other funds managed by the Advisor, except for the fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) to the rate listed below as a percentage of the average net assets of a class of the Portfolio on an annualized basis. The Fee Waiver Agreement will remain in effect permanently, unless terminated by the Fund.

During the year ended October 31, 2022, the Portfolio had a total management fee limit based on a percentage of its average net assets on an annualized basis and waived fees (amount in thousands) as reflected below.

Institutional Class Shares	Total Management Fee Limit	Net Waived Fees
Emerging Markets Portfolio II	0.25%	$66

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amount paid by the Fund to the CCO was $20 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

Emerging Markets Portfolio II	$3

14

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Emerging Markets Portfolio II
2021	$1,294	$6,967	—	$8,261
2022	2,520	10,248	—	12,768

As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Emerging Markets Portfolio II	$2,035	$2,495	—	$36,954	$41,484

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Portfolio did not have any capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2022, the Portfolio did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

15

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Portfolio II	$13,645	$36,954	—	$36,954

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

There were no borrowings by the Portfolio under the lines of credit during the year ended October 31, 2022.

G. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

16

H. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolio’s financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolio could enter, eliminates the asset segregation framework previously used by the Portfolio to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolio began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Portfolio began complying with the Valuation Rule on August 1, 2022.

I. Other:

As of October 31, 2022, one shareholder held 100% of the outstanding shares of the Portfolio. The one shareholder is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

The Portfolio is subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolio, individually or in aggregate, will not have a material adverse impact on the Portfolio’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of Emerging Markets Portfolio II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., referred to hereafter as the “Portfolio”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the transfer agent of the investee fund. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

18

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

(Unaudited)

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 2012-October 31, 2022

19

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

20

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap Dollars	Local Return	Return in U.S.
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

The Emerging Markets Series

The Emerging Markets Series invests in large-cap stocks in emerging markets. The investment strategy is process driven, emphasizing broad diversification with increased exposure to stocks with smaller market capitalizations, lower relative price (value), and higher-profitability within the large-cap segment of emerging markets. As of October 31, 2022, the Series held approximately 1,880 securities in 23 eligible emerging markets. Average cash exposure throughout the year was less than 1% of the Series’ assets.

21

For the 12 months ended October 31, 2022, total returns were -25.79% for the Series and -31.03% for the MSCI Emerging Markets Index (net dividends), the Series’ benchmark. The Series’ greater emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks in emerging markets. The Portfolio’s emphasis on stocks with higher profitability also contributed positively to performance relative to the benchmark, as these stocks generally outperformed. At the country level, the Portfolio’s lesser allocation to Russia contributed positively to relative performance, as Russia underperformed the overall benchmark.

22

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLE

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
The Emerging Markets Series
Actual Fund Return	$1,000.00	$818.30	0.15%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

23

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

INTERNATIONAL EQUITY PORTFOLIO

The Emerging Markets Series
Communication Services	7.8%
Consumer Discretionary	10.4%
Consumer Staples	6.7%
Energy	6.0%
Financials	21.8%
Health Care	4.3%
Industrials	7.4%
Information Technology	19.0%
Materials	11.7%
Real Estate	1.9%
Utilities	3.0%

100.0%

24

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2022

		Shares	Value»	Percentage of Net Assets‡
	COMMON STOCKS — (96.1%)
	BRAZIL — (4.5%)
	Petroleo Brasileiro SA	2,733,556	$17,601,021	0.4%
	Petroleo Brasileiro SA, Sponsored ADR	511,889	5,891,842	0.1%
	Petroleo Brasileiro SA, Sponsored ADR	227,883	2,921,460	0.1%
	Vale SA	2,364,713	30,731,421	0.8%
	Other Securities		124,887,653	3.2%

	TOTAL BRAZIL		182,033,397	4.6%

	CHILE — (0.5%)
	Other Securities		21,724,736	0.5%

	CHINA — (23.4%)
*	Alibaba Group Holding Ltd.	714,100	5,552,061	0.2%
*	Alibaba Group Holding Ltd., Sponsored ADR	835,875	53,144,932	1.4%
*	Baidu, Inc., Class A	1,268,100	12,157,268	0.3%
	Bank of China Ltd., Class H	43,912,181	14,143,111	0.4%
	China Construction Bank Corp., Class H	59,766,590	31,717,427	0.8%
	China Resources Land Ltd.	4,798,666	15,013,985	0.4%
	CSPC Pharmaceutical Group Ltd.	11,629,200	11,945,066	0.3%
	Industrial & Commercial Bank of China Ltd., Class H	30,774,185	13,361,085	0.4%
	Lenovo Group Ltd.	13,043,278	10,424,287	0.3%
*Ω	Meituan, Class B	1,133,000	18,139,936	0.5%
#	NetEase, Inc., ADR	193,704	10,773,816	0.3%
	Ping An Insurance Group Co. of China Ltd., Class H	3,693,500	14,786,523	0.4%
	Tencent Holdings Ltd.	3,556,400	93,450,715	2.4%
#*Ω	Xiaomi Corp., Class B	12,403,400	13,929,917	0.4%
#	Yum China Holdings, Inc.	363,986	15,050,821	0.4%
	Other Securities		618,214,698	14.9%

	TOTAL CHINA.		951,805,648	23.8%

	COLOMBIA — (0.1%)
	Other Securities		5,030,142	0.1%

	CZECH REPUBLIC — (0.2%)
	Other Securities		7,199,868	0.2%

	EGYPT — (0.0%)
	Other Securities		1,920,708	0.1%

	GREECE — (0.3%)
	Other Securities		13,238,603	0.3%

	HUNGARY — (0.2%)
	Other Securities		8,953,846	0.2%

	INDIA — (18.0%)
	Axis Bank Ltd.	1,721,283	18,876,411	0.5%
	Bajaj Finance Ltd.	131,798	11,395,650	0.3%
	Bharti Airtel Ltd.	1,493,167	15,016,466	0.4%
	HDFC Bank Ltd.	1,512,827	27,440,778	0.7%
	Hindalco Industries Ltd.	2,222,008	10,881,758	0.3%
	Hindustan Unilever Ltd.	440,646	13,635,504	0.3%
	Housing Development Finance Corp. Ltd.	698,934	20,898,952	0.5%
	ICICI Bank Ltd.	1,390,129	15,285,795	0.4%

25

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
INDIA — (Continued)
# ICICI Bank Ltd., Sponsored ADR	649,989	$14,325,747	0.4%
Infosys Ltd.	1,779,532	33,201,533	0.8%
# Infosys Ltd., Sponsored ADR	500,328	9,371,143	0.2%
JSW Steel Ltd.	1,422,439	11,597,295	0.3%
Mahindra & Mahindra Ltd.	905,189	14,787,857	0.4%
Reliance Industries Ltd.	1,374,995	42,364,653	1.1%
Tata Consultancy Services Ltd.	572,990	22,023,536	0.6%
* Tata Motors Ltd.	2,234,196	11,170,004	0.3%
Tata Steel Ltd.	11,675,250	14,256,387	0.4%
Other Securities		425,896,974	10.5%

TOTAL INDIA		732,426,443	18.4%

INDONESIA — (2.4%)
Bank Central Asia Tbk PT	30,668,300	17,336,096	0.4%
Other Securities		80,236,504	2.0%

TOTAL INDONESIA		97,572,600	2.4%

MALAYSIA — (1.7%)
Other Securities		70,536,471	1.8%

MEXICO — (2.6%)
America Movil SAB de CV	17,462,580	16,481,615	0.4%
Grupo Financiero Banorte SAB de CV, Class O	1,806,062	14,702,455	0.4%
Other Securities		72,766,011	1.8%

TOTAL MEXICO		103,950,081	2.6%

PERU — (0.2%)
Other Securities		6,210,439	0.2%

PHILIPPINES — (0.8%)
Other Securities		31,534,552	0.8%

POLAND — (0.6%)
Other Securities		25,584,214	0.6%

QATAR — (1.0%)
Qatar National Bank QPSC	2,505,254	13,717,886	0.3%
Other Securities		28,854,876	0.8%

TOTAL QATAR		42,572,762	1.1%

SAUDI ARABIA — (4.7%)
* Al Rajhi Bank	1,085,108	24,605,766	0.6%
* Saudi Arabian Mining Co.	512,286	11,402,576	0.3%
Saudi National Bank	945,913	14,950,375	0.4%
Saudi Telecom Co.	1,007,500	10,824,373	0.3%
Other Securities		131,529,877	3.2%

TOTAL SAUDI ARABIA		193,312,967	4.8%

SOUTH AFRICA — (3.5%)
MTN Group Ltd.	1,570,195	11,097,278	0.3%
Other Securities		129,896,408	3.2%

TOTAL SOUTH AFRICA		140,993,686	3.5%

26

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (11.7%)
KB Financial Group, Inc.	309,585	$10,417,236	0.3%
Samsung Electronics Co. Ltd.	3,140,501	130,707,098	3.3%
SK Hynix, Inc.	384,714	22,271,674	0.6%
Other Securities		310,821,368	7.7%

TOTAL SOUTH KOREA		474,217,376	11.9%

TAIWAN — (15.0%)
Hon Hai Precision Industry Co. Ltd.	5,794,322	18,403,209	0.5%
# MediaTek, Inc.	799,995	14,582,464	0.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	13,416,808	161,299,590	4.0%
Other Securities		415,194,442	10.4%

TOTAL TAIWAN		609,479,705	15.3%

THAILAND — (2.5%)
Other Securities		100,451,044	2.5%

TURKEY — (0.7%)
Other Securities		28,045,003	0.7%

UNITED ARAB EMIRATES — (1.5%)
Emirates Telecommunications Group Co. PJSC	1,754,520	12,330,867	0.3%
Other Securities		50,250,860	1.3%

TOTAL UNITED ARAB EMIRATES.		62,581,727	1.6%

UNITED STATES — (0.0%)
Other Security		1,338,052	0.0%

TOTAL COMMON STOCKS		3,912,714,070	98.0%

PREFERRED STOCKS — (1.3%)
BRAZIL — (1.2%)
Itau Unibanco Holding SA	2,317,176	13,637,044	0.4%
Petroleo Brasileiro SA	2,952,047	17,036,206	0.4%
Other Securities		18,830,811	0.5%

TOTAL BRAZIL		49,504,061	1.3%

CHILE — (0.0%)
Other Security		753,310	0.0%

COLOMBIA — (0.1%)
Other Securities		762,616	0.0%

SOUTH KOREA — (0.0%)
Other Security		39,130	0.0%

TAIWAN — (0.0%)
Other Security		276,224	0.0%

TOTAL PREFERRED STOCKS		51,335,341	1.3%

RIGHTS/WARRANTS — (0.0%)
MALAYSIA — (0.0%)
Other Security		16,218	0.0%

27

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value»	Percentage of Net Assets‡
SOUTH KOREA — (0.0%)
Other Security		$39,126	0.0%

TAIWAN — (0.0%)
Other Security		59,429	0.0%

TOTAL RIGHTS/WARRANTS		114,773	0.0%

TOTAL INVESTMENT SECURITIES (Cost $3,031,692,639)		3,964,164,184

		Value†
SECURITIES LENDING COLLATERAL — (2.6%)
@§ The DFA Short Term Investment Fund	9,232,721	106,739,492	2.7%

TOTAL INVESTMENTS—(100.0%) (Cost $3,138,466,170)		$4,070,903,676	102.0%

As of October 31, 2022, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	644	12/16/22	$29,866,714	$27,485,920	$(2,380,794)
S&P 500® Emini Index	73	12/16/22	13,941,096	14,172,950	231,854

Total Futures Contracts			$43,807,810	$41,658,870	$(2,148,940)

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$182,023,797	$9,600	—	$182,033,397
Chile	11,803,006	9,921,730	—	21,724,736
China	123,031,320	828,774,328	—	951,805,648
Colombia	4,717,484	312,658	—	5,030,142
Czech Republic	—	7,199,868	—	7,199,868
Egypt	1,962	1,918,746	—	1,920,708
Greece	10,252	13,217,128	$11,223	13,238,603
Hungary	—	8,953,846	—	8,953,846
India	31,593,723	700,832,720	—	732,426,443
Indonesia	—	97,572,600	—	97,572,600
Malaysia	—	70,536,471	—	70,536,471
Mexico	103,950,081	—	—	103,950,081
Peru	6,210,439	—	—	6,210,439
Philippines	548,996	30,985,556	—	31,534,552
Poland	—	25,584,214	—	25,584,214
Qatar	—	42,572,762	—	42,572,762
Saudi Arabia	—	193,312,967	—	193,312,967
South Africa	22,218,169	118,775,517	—	140,993,686
South Korea	4,855,920	469,361,456	—	474,217,376
Taiwan	4,177,320	605,295,946	6,439	609,479,705
Thailand	98,389,048	2,061,996	—	100,451,044

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THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Turkey	—	$28,045,003	—	$28,045,003
United Arab Emirates	—	62,581,727	—	62,581,727
United States	—	1,338,052	—	1,338,052
Preferred Stocks
Brazil	$49,504,061	—	—	49,504,061
Chile	—	753,310	—	753,310
Colombia	762,616	—	—	762,616
South Korea	—	39,130	—	39,130
Taiwan	—	276,224	—	276,224
Rights/Warrants
Malaysia	—	16,218	—	16,218
South Korea	—	39,126	—	39,126
Taiwan	—	59,429	—	59,429
Securities Lending Collateral	—	106,739,492	—	106,739,492
Futures Contracts**	(2,148,940)	—	—	(2,148,940)

TOTAL	$641,649,254	$3,427,087,820	$17,662^	$4,068,754,736

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

29

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands)

The Emerging Markets Series*
ASSETS:
Investment Securities at Value (including $181,828 of securities on loan, respectively)	$3,964,164
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $106,774)	106,739
Segregated Cash for Futures Contracts	2,116
Foreign Currencies at Value	41,719
Cash	76,319
Receivables:
Investment Securities Sold	1,311
Dividends, Interest and Tax Reclaims	3,308
Securities Lending Income	353
Futures Margin Variation	529
Unrealized Gain on Foreign Currency Contracts	42
Prepaid Expenses and Other Assets	2

Total Assets	4,196,602

LIABILITIES:
Payables:
Upon Return of Securities Loaned	91,531
Investment Securities Purchased	74,714
Due to Advisor	341
Unrealized Loss on Foreign Currency Contracts	13
Deferred Taxes Payable	37,032
Accrued Expenses and Other Liabilities	543

Total Liabilities	204,174

NET ASSETS	$3,992,428

Investment Securities at Cost	$3,031,693

Foreign Currencies at Cost	$42,155

*	See Note J in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

30

THE DFA INVESTMENT TRUST COMPANY

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

The Emerging Markets Series#
Investment Income
Dividends (Net of Foreign Taxes Withheld of $21,392)	$173,353
Income from Securities Lending	4,430

Total Investment Income	177,783

Expenses
Investment Management Fees	5,202
Custodian Fees	2,474
Shareholders’ Reports	21
Directors’/Trustees’ Fees & Expenses	22
Professional Fees	131
Other	291

Total Expenses	8,141

Fees Paid Indirectly (Note C)	124

Net Expenses	8,017

Net Investment Income (Loss)	169,766

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	37,299
Affiliated Investment Companies Shares Sold	(29)
Futures	(15,196)
Foreign Currency Transactions	(2,541)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,639,645)
Affiliated Investment Companies Shares	(47)
Futures	(1,197)
Translation of Foreign Currency-Denominated Amounts	8

Net Realized and Unrealized Gain (Loss)	(1,621,348)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,451,582)

**	Net of foreign capital gain taxes withheld of $4,922.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

31

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$169,766	$157,220
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	37,299	399,802
Affiliated Investment Companies Shares Sold	(29)	—
Futures	(15,196)	13,167
Foreign Currency Transactions	(2,541)	(3,699)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,639,645)	694,801
Affiliated Investment Companies Shares	(47)	(10)
Futures	(1,197)	(990)
Translation of Foreign Currency-Denominated Amounts	8	(9)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,451,582)	1,260,282

Transactions in Interest:
Contributions	434,631	553,796
Withdrawals	(1,299,951)	(1,229,073)

Net Increase (Decrease) from Transactions in Interest	(865,320)	(675,277)

Total Increase (Decrease) in Net Assets	(2,316,902)	585,005
Net Assets
Beginning of Year	6,309,330	5,724,325

End of Year	$3,992,428	$6,309,330

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $4,922.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $50.

See accompanying Notes to Financial Statements.

32

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Total Return	(25.79%)	22.22%	2.67%	11.40%	(11.83%)

Net Assets, End of Year (thousands)	$3,992,428	$6,309,330	$5,724,325	$6,034,162	$5,469,649
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.13%	0.14%	0.14%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.16%	0.15%	0.14%	0.15%	0.14%
Ratio of Net Investment Income to Average Net Assets	3.26%	2.42%	2.38%	3.04%	2.40%
Portfolio Turnover Rate	10%	19%	22%	9%	12%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

33

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of (the “1940 Act”). The Trust consists of ten portfolios, one of which, The Emerging Markets Series (the “Series”), is presented in this section of the report. The remaining portfolios are presented in separate reports. The Series is an investment company, and accordingly, follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Series uses a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the Series, including over-the-counter securities, are valued at the last quoted sale price of the day. International equity securities are subject to a fair value factor, as described later in this note. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities within the range of the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end management investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Series is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

The Series will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time at which the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities

34

exchanges and the pricing of the Series’ shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last calculated closing prices of the foreign investments on their primary foreign securities markets or exchanges. For these purposes, Dimensional Fund Advisors LP has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series uses data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Series uses fair value pricing, the values assigned to the foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy.

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables are included at the end of the Summary Schedule of Portfolio Holdings. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate this translation, the Series enters into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

The Trustees may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board of

35

Trustees of the Trust; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date).

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Series is subject to tax on short-term and long-term capital gains for investments in India. Such taxes are accrued on a daily basis and due upon sale of individual securities.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2022, investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets for the Series.

Earned Income Credit:

Additionally, the Series has entered into arrangements with its custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of its custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of the Series’ net assets. During the year ended October 31, 2022, expenses reduced were as follows (amount in thousands):

Fees Paid Indirectly
The Emerging Markets Series	$124

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2022, the total related amount paid by the Trust to the CCO was $28 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

36

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amount in thousands):

The Emerging Markets Series	$54

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Series’ transactions related to investment securities, other than short-term securities, in-kind redemptions and U.S. Government securities (amounts in thousands), were as follows:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
The Emerging Markets Series	—	—	$518,861	$1,244,835

There were no purchases or sales of long-term U.S. government securities.

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Summary Schedule of Portfolio Holdings, Statement of Assets and Liabilities or Statement of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
The Emerging Markets Series
The DFA Short Term Investment Fund	$107,885	$645,325	$646,395	$(29)	$(47)	$106,739	9,233	$921	—

Total	$107,885	$645,325	$646,395	$(29)	$(47)	$106,739	9,233	$921	—

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The Emerging Markets Series	$3,186,275	$1,471,582	$(586,954)	$884,628

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

37

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objective and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Series may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to increase or decrease market exposure based on actual or expected cash inflows to or outflows from the Series. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker in an amount equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entrance into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. Entering into stock index futures subjects the Series to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Securities have been segregated as collateral for open futures contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amount in thousands):

Futures*
The Emerging Markets Series	$32,655

*	Average Notional Value of futures contracts.

38

The following is a summary of the Series’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2022	Equity Contracts *, (1)
The Emerging Markets Series	$232	$232

	Liability Derivatives Value
	Total Value at October 31, 2022	Equity Contracts (2)
The Emerging Markets Series	$(2,381)	$(2,381)

(1)	Presented on Statement of Assets and Liabilities as Receivables: Futures Margin Variation.
(2)	Presented on Statement of Assets and Liabilities as Payables: Futures Margin Variation.
*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure for the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Equity Contracts (1)
The Emerging Markets Series	$(15,196	$(15,196)

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Equity Contracts (2)
The Emerging Markets Series	$(1,197)	$(1,197)

(1)	Presented on Statement of Operations as Net Realized Gain (Loss) on: Futures.
(2)	Presented on Statement of Operations as Change in Unrealized Appreciation (Depreciation) of: Futures.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

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The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

For the year ended October 31, 2022, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2022
The Emerging Markets Series	1.80%	$6,505	25	$5	$16,316	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022, that the Series’ available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

For the year ended October 31, 2022, activity by the Series under the interfund lending program was as follows (amounts in thousands, except percentages and days):

	Borrower or Lender	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense/ Income	Maximum Amount Borrowed/Loaned During the Period	Outstanding Borrowings as of 10/31/2022
The Emerging Markets Series	Borrower	0.69%	$123,189	6	$14	$147,127	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022 that the Series utilized the interfund lending program.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2022, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. At its regularly scheduled meetings, the CCO certifies to the Board that the 17a-7 transactions entered into by the Series complied with the Rule 17a-7 Procedures adopted by the Board of Trustees of the Trust.

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For the year ended October 31, 2022, cross trades by the Series under Rule 17a-7 were as follows (amounts in thousands):

Series	Purchases	Sales	Realized Gain (Loss)
The Emerging Markets Series	$6,156	$2,559	$(198)

J. Securities Lending:

As of October 31, 2022, the Series had securities on loan to brokers/dealers, for which the Series received cash collateral. Additionally, the Series received non-cash collateral consisting of short- and/or long-term U.S. Treasuries and U.S. government agency securities as follows (amount in thousands):

Non-Cash Collateral Market Value
The Emerging Markets Series	$84,911

The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to its stated investment policies, the Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. The Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

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The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
The Emerging Markets Series
Common Stocks	$91,531	—	—	—	$91,531

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Series’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Series could enter, eliminates the asset segregation framework previously used by the Series to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Series began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Series began complying with the Valuation Rule on August 1, 2022.

M. Other:

The Series and the Trust are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation Nine West). Although management currently believes that resolving claims against the Series and the Trust, individually or in aggregate, will not have a material adverse impact on the Series’ and the Trust’s financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

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N. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The Emerging Markets Series

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of The Emerging Markets Series (one of the series constituting The DFA Investment Trust Company, referred to hereafter as the “Series”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Series as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

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FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were three Nominating Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2022.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

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Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

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Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since December 2021	Robert E. McDonough Professor of Business Administration and Finance, McDonough School of Business, Georgetown University (since 2003); Director, Georgetown Center for Financial Markets and Policy (since 2010); and Vice Provost of Faculty (2016-2020), Georgetown University.	147 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008-2021) (22 funds); Director, REAN Cloud (technology) (2015-2018); Director, FBR & Co. (investment banking) (2011-2017); and Director, Brightwood Capital Advisors, L.P. (private equity) (2013-2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM-Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	147 portfolios in 5 investment companies	None

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	147 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	147 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008-2018).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since December 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management; Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	147 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	147 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014-2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (2 investment companies within the fund complex) (13 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since December 2021	Professor of Finance, Yale School of Management (since 2004).	147 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (since 2017); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017-July 2017).

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Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021).	147 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

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Interested Directors/Trustees

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since December 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and Dimensional ETF Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Head of Global Financial Advisor Services for Dimensional Fund Advisors LP (since 2007) and Dimensional Investment LLC (since 2017); Formerly, Vice President (2007 – 2017) of all the DFA Entities; Formerly, Head of Global Advisor Services for Dimensional Investment LLC (2011-2017).	147 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director since December 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of Dimensional Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director, Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of the DFA Entities; Formerly, Vice President (2007 – 2017) of the DFA Entities; Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of Dimensional Fund Advisors Canada ULC. Formerly, Director of Dimensional Fund Advisors Pte. Ltd. (2017-2018) and Dimensional Fund Advisors Ltd. (2018-2021).	147 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.

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[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019	Vice President and Assistant Secretary of • DFAIDG, DIG, DFAITC and DEM (since 2019) • Dimensional ETF Trust (since 2020) Vice President (since January 2018) of • Dimensional Holdings Inc.

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Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional Fund Advisors LP • Dimensional Investment LLC • DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Chairman (since 2018) of

•  Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President of

•  Dimensional Advisors Ltd. (since 2016)

•  Dimensional Hong Kong Limited (since 2016)

•  Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016-2021) of

•  Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019-2020) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019) • Dimensional Holdings Inc. • Dimensional Fund Advisors LP • Dimensional Investment LLC • DFA Securities LLC

Vice President (since 2020) of

•  DFA Australia Limited

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Ireland Limited

•  Dimensional Japan Ltd.

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020-June 2021) of

•  the DFA Fund Complex

52

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

Vice President (since March 2021) of

•  Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

•  Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017 - 2020), and Treasurer (2003 – 2017) of

•  Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) of

•  all the DFA Entities

Vice President (since 2020) of

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017-2019) of

•  all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

•  Dimensional Ireland Limited (since 2020)

53

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Assistant Treasurer of • DFAIDG, DIG, DFAITC and DEM (since 2017) • Dimensional ETF Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  Dimensional ETF Trust (since 2020)

General Counsel of

•  all the DFA Entities (since 2001)

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc (since 2006)

•  Dimensional Investment LLC (since 2009)

•  DFA Canada LLC (since 2009)

•  Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Secretary of

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

•  DFA Securities LLC (since 2006)

•  Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  DFA Canada LLC (since 2009)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2014)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

•  Dimensional Hong Kong Limited

Director of

•  Dimensional Australia Limited (since 2007)

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

54

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

•  Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•  the DFA Fund Complex

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of: • DFA Australia Limited • Dimensional Fund Advisors Ltd. • Dimensional Fund Advisors Canada ULC
Formerly, Deputy Chief Compliance Officer (2013-2020) of: • DFA Fund Complex • DFA Securities LLC • Dimensional Fund Advisors LP • Dimensional Holdings Inc. • Dimensional Investment LLC
Formerly, Vice President (2013-2020) of: • DFA Fund Complex Formerly, Director (2019-2021) of: • Dimensional Ireland Limited
Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•  Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Vice President of

•  DFA Securities LLC (since 2010)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

•  DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer (since 2020)

•  the DFA Fund Complex

•  Vice President (since 2016) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

55

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

Vice President

•  Dimensional Holdings Inc. (since 2016)

•  Dimensional Fund Advisors LP (since 2016)

•  Dimensional Investment LLC (since 2016)

•  DFA Securities LLC (since 2016)

•  Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

56

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at https://www.dimensional.com/us-en/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

57

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2022. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2022 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2022 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2022.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Emerging Markets Portfolio II	17%	2%	81%	—	—	100%	—	50%	—	6%	83%	—	100%

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

58

DFA103122-011A 00281084

Annual Report

Year Ended: October 31, 2022

DFA INVESTMENT DIMENSIONS GROUP INC. / DIMENSIONAL INVESTMENT GROUP INC.

DFA Investment Dimensions Group Inc.

DFA One-Year Fixed Income Portfolio	DFA Targeted Credit Portfolio

DFA Two-Year Global Fixed Income Portfolio	DFA Global Core Plus Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio	DFA Investment Grade Portfolio

DFA Five-Year Global Fixed Income Portfolio	DFA Diversified Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio	DFA LTIP Portfolio

DFA Short-Term Government Portfolio	DFA Inflation-Protected Securities Portfolio

DFA Intermediate Government Fixed Income Portfolio	DFA Short-Duration Real Return Portfolio

DFA Short-Term Extended Quality Portfolio	DFA Global Core Plus Real Return Portfolio

DFA Intermediate-Term Extended Quality Portfolio

Dimensional Investment Group Inc.

DFA Two-Year Fixed Income Portfolio

DFA Two-Year Government Portfolio

December 2022

Dear Shareholder,

For more than four decades, Dimensional has been innovating on behalf of investors, using financial science to pursue higher expected returns across a range of market conditions.

We start with what clients are seeking and determine how best to deliver strategies to meet those needs through a systematic approach designed to add value over indexing. Every day, we manage our strategies through a flexible process that allows us to consistently focus on reducing costs and controlling risks. We believe in sensible ideas that we can implement well. And we’re committed to continuing to enhance the investment solutions and services we provide to empower financial professionals.

On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of each Portfolio’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Abbreviations
SA	Special Assessment
SOFR	Secured Overnight Financing Rate
USTMMR	U.S. Treasury Money Market Rate
3M Swap	Three Month Swap
TBA	To be announced
AUD	Australian Dollars
CAD	Canadian Dollars
DKK	Danish Krone
EUR	Euro
GBP	British Pounds
NOK	Norwegian Krone
NZD	New Zealand Dollars
SEK	Swedish Krona
USD	United States Dollar
JPY	Japanese Yen

Investment Footnotes

†	See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2022.
Ω	Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.
^	Denominated in USD, unless otherwise noted.
±	Face Amount of security is not adjusted for inflation.

Financial Highlights

*	Tax return of capital is calculated based on the average shares method. Amounts are less than $0.01 per share.
(A)	Computed using average shares outstanding. (B) Non-Annualized
(B)	Non-Annualized
(C)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.
(D)	Annualized
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
CPI	Consumer Price Index
ʊ	Commencement of Operations

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA One-Year Fixed Income Portfolio vs.

ICE BofA US 6-Month Treasury Bill Index,

ICE BofA 1-Year US Treasury Note Index

October 31, 2012-October 31, 2022

DFA Two-Year Global Fixed Income Portfolio vs.

FTSE World Government Bond Index, 1-2 Years, Currency-Hedged in USD Terms

October 31, 2012-October 31, 2022

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Selectively Hedged Global Fixed Income Portfolio vs.

FTSE World Government Bond Index,

1-3 Years, in USD Terms (Unhedged)

October 31, 2012-October 31, 2022

DFA Five-Year Global Fixed Income Portfolio vs.

FTSE World Government Bond Index,

1-5 Years, Currency-Hedged in USD Terms

October 31, 2012-October 31, 2022

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA World ex U.S. Government Fixed Income Portfolio vs.

FTSE Non-USD World Government Bond Index, Currency-Hedged in USD Terms

October 31, 2012-October 31, 2022

DFA Short-Term Government Portfolio vs.

ICE BofA 1-5 Year US Treasury & Agency Index

October 31, 2012-October 31, 2022

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Intermediate Government Fixed Income Portfolio vs.

Bloomberg U.S. Government Bond Index

October 31, 2012-October 31, 2022

DFA Short-Term Extended Quality Portfolio vs.

ICE BofA 1-5 Year US Corporate & Government Index

October 31, 2012-October 31, 2022

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Intermediate-Term Extended Quality Portfolio vs.

Bloomberg U.S. Credit Bond Index

October 31, 2012-October 31, 2022

DFA Targeted Credit Portfolio vs.

Bloomberg Global Aggregate Credit Bond Index 1-5 years (Hedged to USD)

May 20, 2015-October 31, 2022

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Global Core Plus Fixed Income Portfolio vs.

Bloomberg Global Aggregate Bond Index (hedged to USD)

January 11, 2018-October 31, 2022

DFA Investment Grade Portfolio vs.

Bloomberg U.S. Aggregate Bond Index

October 31, 2012-October 31, 2022

8

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Diversified Fixed Income Portfolio vs.

Bloomberg U.S. Government Bond Index Intermediate

August 10, 2016-October 31, 2022

DFA LTIP Portfolio vs.

FTSE U.S. Inflation-Linked Securities Index, 20+ Years

October 31, 2012-October 31, 2022

9

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Inflation-Protected Securities Portfolio vs.

Bloomberg U.S. TIPS Index

October 31, 2012-October 31, 2022

DFA Short Duration Real Return Portfolio vs.

Bloomberg U.S. TIPS 1-5 Years Index

November 5, 2013-October 31, 2022

10

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Global Core Plus Real Return Portfolio vs.

Bloomberg Global Aggregate Bond Index (hedged to USD)

April 26, 2021-October 31, 2022

11

MANAGEMENT’S DISCUSSION AND ANALYSIS
Fixed Income Market Review	12 Months Ended October 31, 2022

Bond yields generally increased in the U.S. during the 12 months ended October 31, 2022. Longer-term government bonds generally underperformed shorter-term government bonds for theperiod. Bond yields also increased across global developed markets, resulting in the generalunderperformance of longer-term government bonds across global developed markets as well.

Long-term bond indices generally underperformed short-term bond indices in global developed fixed income markets for the 12months ended October 31, 2022. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned -3.35%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) returned -29.51%. Within the U.S., the Bloomberg U.S. Treasury Bond Index 1-3 Years returned -4.85%, while the Bloomberg U.S. Treasury Bond Index 20+ Yearsreturned -33.73%.

	October 31,2021	October 31,2022	Change
One-Month Treasury Bill (yield)	0.06%	3.73%	3.67%
Ten-Year U.S. Treasury Notes (yield)	1.55%	4.10%	2.55%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields.

During the period under review, within the taxable bond market, the ultra-short-term Portfolios employing a variable maturity approach generally focused on the longer end of their eligible maturity range, reflecting a generally upwardly sloped ultra-short-term segment of eligible yield curves. The short-term Portfolios employing a variable maturity approach typically shortened duration by focusing on the one- to three-year maturity range as higher expected returns generally resided within this segment, reflecting the flat to inverted nature of eligible yield curves beyond three-years. The intermediate-term Portfolios employing a variable maturity approach focused on a combination of short- and long-term securities as certain eligible yield curves were generally upwardly sloped in their long-term segments. Realized term premiums were generally negative during the period.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing higher expected credit premiums.

Credit spreads widened over the period, indicating larger expected credit premiums. As a result, the variable credit Portfolios generally increased their allocations to single-A, BBB, and where allowable and appropriate, BB rated bonds during the period. Realized credit premiums were generally negative, as corporate bonds underperformed their government bond counterparts. Corporate bonds also generally underperformed securitized bonds during the period.

12

For the tax-exempt market, Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration ranges, reflecting the relatively flat slope of eligible municipal curves during the period. Realized term premiums were generally negative for municipal securities during the period.

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio is designed to achieve a stable real return in excess of the rate of inflation by generally investing in high-quality fixed income securities and maintaining a weighted average portfolio maturity of one year or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio was 0.91 year as of October 31, 2022, compared to 0.63 year as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -2.10% for the Portfolio, 0.55% for the ICE BofA U.S. 6-Month Treasury Bill Index, and -1.86% for the ICE BofA 1-Year U.S. Treasury Note Index, the Portfolio’s benchmarks. During the period, the U.S. Treasury yield curve was generally upwardly sloped along the Portfolio’s eligible maturity range, indicating larger expected term premiums. As such, the Portfolio was focused on the longer end of its eligible maturity range for most of the period. However, realized term premiums were generally negative during the period. As a result, the Portfolio’s allocation to securities with maturities longer than one-year detracted from performance relative to both the ICE BofA U.S. 6-Month Treasury Bill Index, and the ICE BofA 1-Year U.S. Treasury Note Index.

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio is designed to maximize risk-adjusted total returns consistent with the preservation of capital by investing in U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years). The Portfolio also maintains an average portfolio maturity of two years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The weighted average duration of the Portfolio increased to 1.35 years as of October 31, 2022, from 1.09 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -3.31% for the Portfolio and -2.29% for the FTSE World Government Bond Index, 1-2 Years, Currency-Hedged in USD terms, the Portfolio’s benchmark. During the period, yield curves in global developed markets were generally upwardly sloped along the Portfolio’s eligible maturity range, but flattened later in the period, indicating smaller expected term premiums. As such, the Portfolio’s duration was increased at the beginning of the period and then decreased later in the period. Over the full 12 months, the Portfolio’s weighted average

13

duration was longer than that of the benchmark. The Portfolio focused on securities denominated in the Australian dollar, Canadian dollar, New Zealand dollar, Norwegian krone, and U.S. dollar given higher currency hedged expected returns residing within these markets. Realized term premiums were generally negative across global developed markets during the period. As a result, the Portfolio’s allocation to securities in the two- to three-year maturity range detracted from performance relative to the benchmark. The Portfolio’s underweight to securities denominated in the euro and Japanese yen and overweight to securities denominated in the U.S. dollar also detracted from relative performance.

DFA Selectively Hedged Global Fixed Income Portfolio

The DFA Selectively Hedged Global Fixed Income Portfolio is designed to maximize total returns by investing in U.S. and foreign government securities, investment grade corporate securities, and global fixed income instruments. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The Portfolio hedges foreign currency exposure on a selective basis to capture higher interest rates that may be offered in foreign yield curves. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves for each country. Using current yield curves, the strategy identifies the countries and maturity ranges offering favorable expected returns. Maturity targets and country allocations are shifted as expected return premiums change. The Portfolio may emphasize investment grade obligations rated in the lower half of the investment grade spectrum or may deemphasize these securities when Dimensional believes the expected credit premium for holding such securities is relatively low. The weighted average duration of the Portfolio decreased to 2.37 years as of October 31, 2022, from 2.74 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -8.03% for the Portfolio and -10.80% for the FTSE World Government Bond Index 1-3 Years (unhedged) in USD terms, the Portfolio’s benchmark. The Portfolio was approximately 92.6% hedged to the U.S. dollar during the period. The U.S. dollar generally appreciated relative to other developed market currencies such as the euro and Japanese yen. As a result, the Portfolio’s hedge to the U.S. dollar was the primary contributor to performance relative to the unhedged benchmark. During the period, yield curves in global developed markets generally flattened within the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased. Credit spreads widened over the period, indicating larger expected credit premiums. As such, the Portfolio’s allocation to single-A and BBB rated credit securities was increased. Both realized term premiums and credit premiums were generally negative during the period. As a result, the Portfolio’s allocation to longer maturity credit securities and underweight to government securities detracted from relative performance.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio is designed to provide a market rate of return by investing in U.S. and foreign government securities, high-quality corporate fixed income securities, and currency-hedged global fixed income instruments maturing in five years or less. The Portfolio also maintains an average portfolio maturity of five years or less. The currency exposure associated with non-U.S. dollar denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses a variable maturity approach and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio decreased to 1.94 years as of October 31, 2022, from 4.20 years as of October 31, 2021.

14

For the 12 months ended October 31, 2022, total returns were -7.15% for the Portfolio and -5.00% for the FTSE World Government Bond Index, 1-5 Years, Currency-Hedged in USD terms, the Portfolio’s benchmark. During the period, yield curves in global developed markets generally flattened along the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased. The Portfolio focused on securities denominated in the Australian dollar, Canadian dollar, and U.S. dollar given higher currency hedged expected returns within these markets. Realized term premiums were generally negative across global developed markets during the period. As a result, the Portfolio’s overweight to U.S. dollar-denominated securities in the three- to five-year maturity range and underweight to euro-denominated securities in the one- to three-year maturity range detracted from relative performance. The Portfolio’s underweight to securities denominated in Japanese yen also detracted from relative performance as these securities generally outperformed within the global developed market.

DFA World ex U.S. Government Fixed Income Portfolio

The DFA World ex U.S. Government Fixed Income Portfolio is designed to maximize total returns by investing in high-quality debt securities issued primarily by non-U.S. government issuers and supranational organizations and their agencies. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The Portfolio primarily invests in securities that mature within 15 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio decreased to 8.81 years as of October 31, 2022, from 9.93 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -17.33% for the Portfolio and -11.59% for the FTSE Non-USD World Government Bond Index, Currency-Hedged in USD terms, the Portfolio’s benchmark. During the period, yield curves in global developed markets were generally upwardly sloped, indicating larger expected term premiums. As such, the Portfolio maintained a duration similar to that of the benchmark. Realized term premiums were, however, generally negative during the period. As a result, the Portfolio’s underweight to securities in the one- to seven-year maturity range and overweight to intermediate-term securities denominated in the Australian dollar, British pound, and euro detracted from performance relative to the benchmark. The Portfolio’s underweight to securities denominated in Japanese yen also detracted from relative performance as these securities generally outperformed within the global developed market.

DFA Short-Term Government Portfolio

The DFA Short-Term Government Portfolio is designed to maximize risk-adjusted total returns by investing in U.S. government and U.S. government agency securities maturing in five years or less and maintains a weighted average portfolio maturity and duration of three years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio decreased to 1.01 years as of October 31, 2022, from 2.77 years as of October 31, 2021.

15

For the 12 months ended October 31, 2022, total returns were -5.19% for the Portfolio and -6.53% for the ICE BofA 1-5 Year U.S. Treasury and Agency Index, the Portfolio’s benchmark. During the period, the U.S. Treasury yield curve was generally upwardly sloped along the Portfolio’s eligible maturity range but became flat to inverted beyond two-years later in the period, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased towards the shorter end of its eligible maturity range. Realized term premiums were generally negative for government securities during the period. As a result, the Portfolio’s overweight to securities in the zero- to two-year maturity range and underweight to securities in the three- to five-year maturity range contributed positively to relative performance.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio is designed to provide current income consistent with the preservation of capital from investing generally in U.S. Treasury and government agency issues with maturities of between five and 15 years. The weighted average duration of the Portfolio decreased to 5.96 years as of October 31, 2022, from 6.94 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -14.37% for the Portfolio and -13.94% for the Bloomberg U.S. Government Bond Index, the Portfolio’s benchmark. Interest rates generally increased during the period and the combination of short- and long-term government securities generally outperformed intermediate-term government securities. As a result, the Portfolio’s underweight to securities in the one- to five-year maturity range and overweight to securities in the five- to 15-year maturity range detracted from relative performance. Conversely, the Portfolio’s exclusion of securities with maturities longer than 15-years contributed positively to relative performance.

DFA Short-Term Extended Quality Portfolio

The DFA Short-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses both variable maturity and variable credit approaches and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within five years and maintains a weighted average portfolio maturity and duration of three years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio decreased to 2.31 years as of October 31, 2022, from 2.78 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -6.81% for the Portfolio and -7.11% for the ICE BofA 1-5 Year U.S. Corporate & Government Index, the Portfolio’s benchmark. During the period, yield curves in global developed markets generally flattened along the Portfolio’s eligible maturity range, indicating smaller expected term premiums. As such, the Portfolio’s duration was decreased. The Portfolio focused on securities denominated in the Australian dollar, Canadian dollar, euro, Norwegian krone, and U.S. dollar given higher currency hedged expected returns within these markets. Realized term premiums were generally negative during the period. As a result, the Portfolio’s overweight to shorter-term securities denominated in the Australian dollar, Canadian dollar, euro, and Norwegian krone contributed positively to relative performance. Credit spreads widened over the

16

period, indicating larger expected credit premiums. As a result, the Portfolio’s allocation to single-A and BBB rated corporate securities was increased. Realized credit premiums were, however, generally negative during the period. As a result, the Portfolio’s overweight to single-A and BBB rated corporate securities detracted from relative performance.

DFA Intermediate-Term Extended Quality Portfolio

The DFA Intermediate-Term Extended Quality Portfolio is designed to maximize total returns by investing in U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio uses a variable credit approach and generally emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 20 years and generally maintains a weighted average duration of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio decreased to 6.86 years as of October 31, 2022, compared to 8.15 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -19.74% for the Portfolio and -18.91% for the Bloomberg U.S. Credit Bond Index, the Portfolio’s benchmark. During the period, the U.S. yield curve was broadly upwardly sloped, indicating larger expected term premiums. As such, the Portfolio maintained a duration similar to that of the benchmark with an underweight to short- and long-term securities, and an overweight to intermediate-term securities. Realized term premiums were generally negative during the period. As a result, the Portfolio’s underweight to short-term securities and overweight to intermediate-term securities detracted from relative performance. Credit spreads widened over the period, indicating larger expected credit premiums. As such, the Portfolio’s allocation to single-A and BBB rated corporate securities was increased during the period and the Portfolio was overweight corporate securities and underweight government-related securities relative to the benchmark. Realized credit premiums were generally negative during the period. As a result, the Portfolio’s overweight to corporate securities and underweight to government-related securities also detracted from relative performance.

DFA Targeted Credit Portfolio

The DFA Targeted Credit Portfolio seeks to maximize total returns by investing in U.S. and foreign corporate debt securities rated in the lower half of the investment grade spectrum as well as BB rated securities that mature within five years. The Portfolio also maintains a weighted average maturity and duration of five years or less. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The investment strategy uses both variable maturity and variable credit approaches and shifts maturities and country allocations based on changes in the eligible yield curves. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies for each eligible country. Maturity targets and country allocations are shifted based on Dimensional’s expectations for term premiums. While the Portfolio targets debt securities rated single-A, BBB, and BB, it may vary its exposure to credit within this range. The weighted average duration of the Portfolio decreased to 2.74 years as of October 31, 2022, from 3.43 years as of October 31, 2021.

17

For the 12 months ended October 31, 2022, total returns were -9.17% for the Portfolio and -7.56% for the Bloomberg Global Aggregate Credit Index 1-5 Years, Currency-Hedged in USD terms, the Portfolio’s benchmark. During the period, yield curves in global developed markets generally flattened along the Portfolio’s eligible maturity range, with higher expected returns generally residing within the zero- to three-year maturity range. As such, the Portfolio’s duration was decreased, but was on average longer than the benchmark’s duration over the full 12 months. Realized term premiums were generally negative during the period. As a result, the Portfolio’s longer weighted average duration, with an overweight to securities in the three- to five-year maturity range, detracted from performance relative to the benchmark. Credit spreads widened over the period, indicating larger expected credit premiums. As such, the Portfolio’s allocation to BBB rated credit securities was increased. Realized credit premiums were generally negative during the period, however, short-term BB rated credit securities generally outperformed single-A and BBB rated credit securities. As a result, the Portfolio’s overweight to BBB rated credit securities detracted from relative performance. Conversely, the Portfolio’s allocation to BB rated securities contributed positively to relative performance. The Portfolio’s underweight to securities denominated in the Japanese yen also detracted from relative performance as these securities generally outperformed within the global developed market.

DFA Global Core Plus Fixed Income Portfolio

The DFA Global Core Plus Fixed Income Portfolio is designed to maximize total returns by investing in a universe of U.S. and foreign fixed income securities using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, as well as BB-rated securities, except when Dimensional believes the expected credit premium is relatively low. The Portfolio follows a variable maturity strategy within a range of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio decreased to 7.23 years as of October 31, 2022, from 7.73 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -17.71% for the Portfolio and -12.12% for the Bloomberg Global Aggregate Bond Index (hedged to USD), the Portfolio’s benchmark. Credit spreads widened over the period, indicating larger expected credit premiums. As such, the Portfolio’s allocation to single-A, BBB, and BB rated credit securities was increased and the Portfolio was overweight intermediate-term single-A, BBB, and BB rated credit securities relative to the benchmark. Realized credit premiums were, however, generally negative during the period. As a result, the Portfolio’s overweight to intermediate-term BBB rated credit securities detracted from relative performance. During the period, yield curves in global developed markets were generally upwardly sloped, indicating larger expected term premiums. As such, the Portfolio maintained a duration similar to that of the benchmark. Realized term premiums were, however, generally negative during the period. As a result, the Portfolio’s overweight to intermediate-term securities and underweight to short-term securities detracted from relative performance. The Portfolio’s underweight to securities denominated in the Japanese yen also detracted from relative performance as these securities generally outperformed within the global developed market.

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DFA Investment Grade Portfolio

The DFA Investment Grade Portfolio is designed to maximize total returns through exposure to a broad portfolio of investment grade debt securities of U.S. and non-U.S. corporate and government issuers using a variable credit approach. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum, except when Dimensional believes the expected credit premium is relatively low. The Portfolio primarily invests in securities that mature within 20 years and follows a variable maturity strategy within a range of no more than a quarter of a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The currency exposure associated with non-U.S. dollar-denominated securities within the Portfolio is generally hedged back to the U.S. dollar. The weighted average duration of the Portfolio decreased to 6.12 years as of October 31, 2022, from 6.63 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -15.69% for the Portfolio and -15.68% for the Bloomberg U.S. Aggregate Bond Index, the Portfolio’s benchmark. During the period, the U.S. yield curve was broadly upwardly sloped, indicating larger expected term premiums. As such, the Portfolio maintained a duration similar to that of the benchmark with an underweight to short- and long-term securities and an overweight to intermediate-term securities. Realized term premiums were generally negative during the period. As a result, the Portfolio’s underweight to short-term securities and overweight to intermediate-term securities detracted from relative performance. Conversely, the Portfolio’s exclusion of securities with maturities longer than 20-years contributed positively to relative performance. Credit spreads widened over the period, indicating larger expected credit premiums. As such, the Portfolio’s allocation to single-A and BBB rated corporate securities was increased. Realized credit premiums were, however, generally negative during the period. As a result, the Portfolio’s overweight to BBB rated corporate securities detracted from relative performance. The Portfolio’s exclusion of securitized securities also detracted from performance relative to the benchmark.

DFA Diversified Fixed Income Portfolio

The DFA Diversified Fixed Income Portfolio is designed to provide a market rate of return for a fixed income portfolio with low relative volatility by investing directly or through other funds managed by Dimensional (“Underlying Funds”) in a universe of U.S. and foreign debt securities, including inflation-protected securities. During the period covered by this report, the Portfolio’s investments in Underlying Funds included the DFA Two-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio. Generally, the Portfolio or the Underlying Funds will purchase debt securities that mature within 20 years. The average duration of the Portfolio decreased to 3.67 years as of October 31, 2022, from 4.49 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -8.63% for the Portfolio and -9.08% for the Bloomberg U.S. Intermediate Government Bond Index, the Portfolio’s benchmark. Realized inflation was higher than expected inflation during the period. As a result, the Portfolio’s allocation to inflation-protected securities relative to the nominal benchmark was the primary contributor to relative performance. Realized term premiums were generally negative during the period. As a result, the Portfolio’s underweight to intermediate-term government securities also contributed positively to relative performance.

DFA LTIP Portfolio

The DFA LTIP Portfolio seeks to provide total return composed of income and capital appreciation consistent with inflation-protected long-term instruments. The Portfolio generally invests in inflation-protected securities issued by the U.S. government and its agencies and instrumentalities with maturities longer than 10 years. The weighted average duration of the Portfolio decreased to 26.27 years as of October 31, 2022, from 26.61 years as of October 31, 2021.

19

For the 12 months ended October 31, 2022, total returns were -38.26% for the Portfolio and -32.79% for the FTSE U.S. Inflation-Linked Securities Index, 20+ Years, the Portfolio’s benchmark. Real interest rates increased during the period. As such, the Portfolio’s longer duration detracted from performance relative to the benchmark, as realized term premiums were generally negative in the U.S. Treasury Inflation-Protected Securities market.

DFA Inflation-Protected Securities Portfolio

The DFA Inflation-Protected Securities Portfolio is designed to provide inflation protection and current income by investing in inflation-protected securities (TIPS) issued by the U.S. government and its agencies and instrumentalities with maturities of between five and 20 years. The weighted average duration of the Portfolio decreased to 6.90 years as of October 31, 2022, from 7.84 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -12.04% for the Portfolio and -11.47% for the Bloomberg U.S. TIPS Index, the Portfolio’s benchmark. Real interest rates increased during the period and long-term TIPS underperformed short-term TIPS. As a result, the Portfolio’s underweight to TIPS in the one- to four-year maturity range and overweight to TIPS in the 15- to 20-year maturity range detracted from relative performance. Conversely, the Portfolio’s exclusion of TIPS with maturities longer than 20-years contributed positively to relative performance.

DFA Short-Duration Real Return Portfolio

The DFA Short-Duration Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities and inflation-protected securities that mature within five years, and derivative instruments such as inflation swaps. The Portfolio maintains a weighted average portfolio duration of three years or less. The weighted average duration of the Portfolio decreased to 2.68 years as of October 31, 2022, from 2.88 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -3.21% for the Portfolio and -3.76% for the Bloomberg U.S. TIPS 1-5 Years Index, the Portfolio’s benchmark. During the period, the U.S. real yield curve generally flattened along the Portfolio’s eligible maturity range, indicating smaller expected real term premiums. As such, the Portfolio’s duration was shortened. Realized real term premiums were generally negative during the period. As a result, the Portfolio’s shorter weighted average duration contributed positively to relative performance. Realized credit premiums were also generally negative during the period. As a result, the Portfolio’s allocation to corporate securities detracted from performance relative to the TIPS-only benchmark.

DFA Global Core Plus Real Return Portfolio

The DFA Global Core Plus Real Return Portfolio is designed to seek inflation protection and maximize total returns. The strategy pursues its investment objective by using both variable maturity and variable credit approaches and investing in a combination of investment grade debt securities, BB rated securities, inflation-protected securities, and derivative instruments such as inflation swaps. The portfolio follows a variable maturity strategy within a range of no more than half a year greater than, and no less than one year below, the weighted average duration of the Portfolio’s benchmark. The weighted average duration of the Portfolio decreased to 7.48 years as of October 31, 2022, from 7.64 years as of October 31, 2021.

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For the 12 months ended October 31, 2022, total returns were -13.16% for the Portfolio and -12.12% for the Bloomberg Global Aggregate Bond Index (hedged to USD), the Portfolio’s benchmark. The Portfolio’s zero-coupon inflation swaps, designed for protection from unexpected inflation, contributed positively to relative performance as realized inflation was higher than expected inflation over the period, benefiting the Portfolio’s inflation swaps. The benchmark is a nominal interest rate benchmark that does not contain an inflation-protection component. Credit spreads widened over the period, indicating larger expected credit premiums. As such, the Portfolio’s allocation to single-A, BBB, and BB rated credit securities was increased and the Portfolio was overweight intermediate-term single-A, BBB, and BB rated credit securities relative the benchmark. Realized credit premiums were, however, generally negative during the period. As a result, the Portfolio’s overweight to intermediate-term BBB rated credit securities detracted from relative performance. During the period, yield curves in global developed markets were generally upwardly sloped, indicating larger expected term premiums. As such, the Portfolio maintained a duration similar to that of the benchmark. Realized term premiums were, however, generally negative during the period. As a result, the Portfolio’s overweight to intermediate-term securities and underweight to short-term securities detracted from relative performance. The Portfolio’s underweight to securities denominated in the Japanese yen also detracted from relative performance as these securities generally outperformed within the global developed market.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLES

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA One-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$994.80	0.13%	$0.65
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66
DFA Two-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$991.70	0.16%	$0.80
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82

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DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Selectively Hedged Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$974.60	0.16%	$0.80
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82
DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return	$1,000.00	$984.90	0.23%	$1.15
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17
DFA World ex U.S. Government Fixed Income Portfolio
Actual Fund Return	$1,000.00	$914.30	0.20%	$0.97
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02
DFA Short-Term Government Portfolio
Actual Fund Return	$1,000.00	$989.50	0.18%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,024.30	0.18%	$0.92
DFA Intermediate Government Fixed Income Portfolio
Actual Fund Return	$1,000.00	$938.40	0.11%	$0.54
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56
DFA Short-Term Extended Quality Portfolio
Actual Fund Return	$1,000.00	$978.10	0.21%	$1.05
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07
DFA Intermediate-Term Extended Quality Portfolio
Actual Fund Return	$1,000.00	$920.30	0.21%	$1.02
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07
DFA Targeted Credit Portfolio
Actual Fund Return	$1,000.00	$971.10	0.20%	$0.99
Hypothetical 5% Annual Return	$1,000.00	$1,024.20	0.20%	$1.02
DFA Global Core Plus Fixed Income Portfolio
Actual Fund Return	$1,000.00	$921.80	0.25%	$1.21
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28
DFA Investment Grade Portfolio
Actual Fund Return	$1,000.00	$935.40	0.21%	$1.02
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07
DFA Diversified Fixed Income Portfolio (2)
Actual Fund Return	$1,000.00	$962.10	0.15%	$0.74
Hypothetical 5% Annual Return	$1,000.00	$1,024.45	0.15%	$0.77

23

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA LTIP Portfolio
Actual Fund Return	$1,000.00	$732.70	0.13%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.55	0.13%	$0.66
DFA Inflation-Protected Securities Portfolio
Actual Fund Return	$1,000.00	$920.10	0.11%	$0.53
Hypothetical 5% Annual Return	$1,000.00	$1,024.65	0.11%	$0.56
DFA Short-Duration Real Return Portfolio
Actual Fund Return	$1,000.00	$971.30	0.22%	$1.09
Hypothetical 5% Annual Return	$1,000.00	$1,024.10	0.22%	$1.12
DFA Global Core Plus Real Return Portfolio
Actual Fund Return	$1,000.00	$912.00	0.29%	$1.40
Hypothetical 5% Annual Return	$1,000.00	$1,023.74	0.29%	$1.48

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

DFA Diversified Fixed Income Portfolio invests directly and indirectly through other funds. The expenses shown reflect the direct expenses of the Portfolio and the Portfolio’s portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

24

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022 (as amended November 18, 2022 with respect to the DFA Intermediate Government Fixed Income Portfolio and the DFA Investment Grade Portfolio). They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

DFA One-Year Fixed Income Portfolio
Communications	1.2%
Consumer, Non-cyclical	2.4%
Financial	14.6%
Foreign Government	14.2%
Multi-National	0.9%
Supranational	7.6%
U.S. Government	59.1%

100.0%

DFA Two-Year Global Fixed Income Portfolio
Communications	1.2%
Consumer, Non-cyclical	1.7%
Energy	0.7%
Financial	21.7%
Foreign Government	27.2%
Industrial	0.1%
Multi-National	1.0%
Supranational	12.1%
Technology	0.0%
U.S. Government	34.3%

100.0%

DFA Selectively Hedged Global Fixed Income Portfolio
Basic Materials	1.3%
Communications	6.0%
Consumer, Cyclical	6.8%
Consumer, Non-cyclical	11.0%
Energy	5.4%
Financial	37.9%
Foreign Government	3.8%
Industrial	5.5%
Supranational	4.3%
Technology	3.9%
U.S. Government	11.1%
Utilities	3.0%

100.0%

DFA Five-Year Global Fixed Income Portfolio
Communications	2.9%
Consumer, Cyclical	0.4%
Consumer, Non-cyclical	2.2%
Energy	0.5%
Financial	25.0%
Foreign Government	31.4%
Industrial	0.4%
Multi-National	1.2%
Supranational	14.4%
Technology	1.4%
U.S. Government	20.2%

100.0%

DFA World ex U.S. Government Fixed Income Portfolio
Energy	2.2%
Financial	16.3%
Foreign Government	60.3%
Industrial	5.8%
Supranational	11.6%
U.S. Government	3.8%

100.0%

DFA Short-Term Government Portfolio
U.S. Government	100.0%

100.0%

25

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DFA Intermediate Government Fixed Income Portfolio
U.S. Government	100.0%

100.0%

DFA Short-Term Extended Quality Portfolio
Basic Materials	1.9%
Communications	4.9%
Consumer, Cyclical	7.5%
Consumer, Non-cyclical	11.5%
Energy	4.4%
Financial	36.6%
Foreign Government	3.5%
Industrial	4.4%
Supranational	2.9%
Technology	4.2%
U.S. Government	14.7%
Utilities	3.5%

100.0%

DFA Intermediate-Term Extended Quality Portfolio
Basic Materials	5.1%
Communications	6.8%
Consumer, Cyclical	6.7%
Consumer, Non-cyclical	15.4%
Energy	10.5%
Financial	30.7%
Industrial	9.7%
Technology	7.3%
U.S. Government	4.5%
Utilities	3.3%

100.0%

DFA Targeted Credit Portfolio
Basic Materials	3.1%
Communications	6.1%
Consumer, Cyclical	9.5%
Consumer, Non-cyclical	13.4%
Diversified	0.1%
Energy	4.8%
Financial	37.6%
Foreign Government	0.7%
Industrial	7.7%
Technology	6.1%
U.S. Government	5.5%
Utilities	5.4%

100.0%

DFA Global Core Plus Fixed Income Portfolio
Basic Materials	3.9%
Communications	5.8%
Consumer, Cyclical	8.9%
Consumer, Non-cyclical	9.2%
Energy	7.5%
Financial	29.5%
Foreign Government	10.5%
Industrial	6.4%
Mortgage Securities	9.6%
Supranational	1.1%
Technology	4.0%
U.S. Government	0.5%
Utilities	3.1%

100.0%

DFA Investment Grade Portfolio
Basic Materials	1.5%
Communications	4.9%
Consumer, Cyclical	5.7%
Consumer, Non-cyclical	11.7%
Energy	3.3%
Financial	20.8%
Foreign Government	0.3%
Industrial	4.4%
Supranational	0.0%
Technology	4.7%
U.S. Government	40.8%
Utilities	1.9%

100.0%

DFA Diversified Fixed Income Portfolio
Affiliated Investment Companies	80.7%
U.S. Government	19.3%

100.0%

DFA LTIP Portfolio
U.S. Government	100.0%

100.0%

DFA Inflation-Protected Securities Portfolio
U.S. Government	100.0%

100.0%

DFA Short-Duration Real Return Portfolio
Basic Materials	2.1%
Communications	4.3%
Consumer, Cyclical	6.2%
Consumer, Non-cyclical	9.4%
Energy	4.9%
Financial	39.7%
Foreign Government	5.9%
Industrial	4.8%
Supranational	5.9%
Technology	3.5%
U.S. Government	10.8%
Utilities	2.5%

100.0%

DFA Global Core Plus Real Return Portfolio
Basic Materials	2.7%
Communications	5.0%
Consumer, Cyclical	9.0%
Consumer, Non-cyclical	5.9%
Energy	5.1%
Financial	33.4%
Foreign Government	9.1%
Industrial	6.5%
Mortgage Securities	11.3%
Supranational	2.5%
Technology	2.9%
U.S. Government	0.8%
Utilities	5.8%

100.0%

26

DFA ONE-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount	Value†
	(000)
BONDS — (34.9%)
Agence Francaise de Developpement EPIC
3.125%, 06/30/24	133,800	$130,133,096
Alberta, Province of Canada
2.950%, 01/23/24	70,347	68,797,256
Amazon.com, Inc.
# 2.730%, 04/13/24	60,000	58,419,684
0.450%, 05/12/24	6,490	6,086,100
Asian Development Bank
1.625%, 03/15/24	126,200	121,028,324
Asian Infrastructure Investment Bank
0.250%, 09/29/23	5,000	4,799,235
2.250%, 05/16/24	11,000	10,594,099
BNG Bank NV
3.000%, 09/20/23	45,050	44,375,354
2.625%, 02/27/24	25,000	24,307,750
Caisse d’Amortissement de la Dette Sociale
0.375%, 05/19/23	10,046	9,816,248
3.375%, 03/20/24	2,420	2,375,361
0.375%, 05/27/24	100,180	93,600,178
Canadian Imperial Bank of Commerce
# 3.500%, 09/13/23	29,475	29,078,948
CDP Financial, Inc.
3.150%, 07/24/24	10,000	9,731,634
Cooperatieve Rabobank UA, Floating Rate Note, SOFR + 0.300%, FRN
(r) 3.359%, 01/12/24	97,475	96,731,266
CPPIB Capital, Inc.
Ω 3.000%, 06/13/24	60,000	58,281,688
Dexia Credit Local SA
0.500%, 07/16/24	17,786	16,534,723
Erste Abwicklungsanstalt
0.250%, 03/01/24	4,000	3,769,024
European Bank for Reconstruction & Development
0.250%, 07/10/23	48,506	47,038,208
European Investment Bank
3.125%, 12/14/23	10,000	9,835,600
3.250%, 01/29/24	7,800	7,669,116
Export Development Canada
2.625%, 02/21/24	17,775	17,323,057
0.496%, 04/08/24	11,400	10,725,629
FMS Wertmanagement
0.375%, 05/06/24	49,200	46,120,670
Inter-American Development Bank
0.250%, 11/15/23	18,700	17,918,901

	Face Amount	Value†
	(000)
2.625%, 01/16/24	25,000	$24,409,250
3.000%, 02/21/24	13,917	13,628,900
Inter-American Investment Corp., Floating Rate Note, SOFR + 0.270%, FRN
(r) 3.259%, 03/22/24	111,000	110,894,529
Kommunalbanken AS
2.750%, 02/05/24	33,400	32,597,331
Kommunalbanken AS, Floating Rate Note, SOFR + 0.160%, FRN
(r)Ω 3.219%, 10/27/23	119,000	118,991,670
Kommunekredit
1.000%, 12/15/23	9,000	8,633,845
Kommuninvest I Sverige AB
3.250%, 01/16/24	21,302	20,925,837
0.375%, 02/16/24	12,600	11,915,820
Ω 0.375%, 02/16/24	33,000	31,215,360
1.375%, 05/08/24	31,750	30,179,963
Kreditanstalt fuer Wiederaufbau
0.250%, 03/08/24	14,562	13,730,884
1.625%, 05/10/24	30,342	28,994,269
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.250%, 02/12/24	55,500	52,462,152
Landwirtschaftliche Rentenbank
3.125%, 11/14/23	3,300	3,248,949
2.375%, 01/23/24	19,000	18,475,866
Nordic Investment Bank
2.875%, 07/19/23	35,393	34,919,796
OMERS Finance Trust
2.500%, 05/02/24	10,000	9,657,700
Ontario Teachers’ Finance Trust
0.375%, 09/29/23	5,985	5,756,672
Ontario, Province of Canada
3.050%, 01/29/24	125,100	122,526,693
Province of Alberta Canada
3.350%, 11/01/23	10,713	10,572,445
Province of Ontario Canada
3.400%, 10/17/23	4,100	4,042,828
Roche Holdings, Inc.
Ω 1.882%, 03/08/24	83,000	79,772,130
Roche Holdings, Inc., Floating Rate Note, SOFR + 0.330%, FRN
#(r)Ω 3.259%, 09/11/23	49,000	48,907,478
Svensk Exportkredit AB
1.750%, 12/12/23	3,654	3,537,364
0.375%, 03/11/24	6,000	5,659,380

27

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Svensk Exportkredit AB, Floating Rate Note, SOFR + 1.000%, FRN
(r) 3.963%, 12/19/22	78,500	$78,443,480
(r) 3.751%, 05/25/23	71,310	71,474,380
Svenska Handelsbanken AB
Ω 0.625%, 06/30/23	9,000	8,725,642
Swedbank AB
Ω 0.600%, 09/25/23	6,000	5,741,040
Toronto-Dominion Bank
3.500%, 07/19/23	30,745	30,428,919
Toronto-Dominion Bank, Floating Rate Note, SOFR + 0.220%, FRN
#(r) 3.082%, 06/02/23	80,000	79,724,800
Toronto-Dominion Bank, Floating Rate Note, SOFR + 0.240%, FRN
#(r) 3.298%, 01/06/23	14,867	14,858,052
Westpac Banking Corp.
# 3.300%, 02/26/24	12,500	12,263,417

TOTAL BONDS		2,092,407,990

CERTIFICATES OF DEPOSIT — (1.4%)
Royal Bank of Canada, Floating Rate Note, SOFR + 0.250%, FRN
(r)Ω 3.300%, 12/01/22	85,000	85,003,715

U.S. TREASURY OBLIGATIONS — (52.3%)
U.S. Treasury Notes
# 0.125%, 08/15/23	162,000	156,361,640
# 0.125%, 09/15/23	246,000	236,544,375

	Face Amount	Value†
	(000)
# 0.250%, 09/30/23	552,000	$530,437,500
# 0.125%, 10/15/23	554,000	530,584,847
0.375%, 10/31/23	505,000	483,892,576
0.250%, 11/15/23	232,500	222,191,894
0.500%, 11/30/23	270,000	258,345,704
0.125%, 12/15/23	95,000	90,365,039
0.750%, 12/31/23	150,000	143,384,766
0.125%, 01/15/24	290,000	274,650,390
0.875%, 01/31/24	125,000	119,262,695
U.S. Treasury Notes, 3M USTMMR - 0.075%, FRN
(r) 4.037%, 04/30/24	95,000	94,855,100

TOTAL U.S. TREASURY OBLIGATIONS		3,140,876,526

TOTAL INVESTMENT SECURITIES (Cost $5,458,796,878)		5,318,288,231

	Shares
TEMPORARY CASH INVESTMENTS — (0.3%)
State Street Institutional U.S. Government Money Market Fund 3.010%	21,572,059	21,572,059

SECURITIES LENDING COLLATERAL — (11.1%)
@§ The DFA Short Term Investment Fund	57,592,975	665,832,380

TOTAL INVESTMENTS — (100.0%) (Cost $6,146,230,058)		$6,005,692,670

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$2,092,407,990	—	$2,092,407,990
Certificates of Deposit	—	85,003,715	—	85,003,715
U.S. Treasury Obligations	—	3,140,876,526	—	3,140,876,526
Temporary Cash Investments	$21,572,059	—	—	21,572,059
Securities Lending Collateral	—	665,832,380	—	665,832,380

TOTAL	$21,572,059	$5,984,120,611	—	$6,005,692,670

See accompanying Notes to Financial Statements.

28

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^	Value†
		(000)
BONDS — (65.3%)
AUSTRALIA — (6.9%)
Australia Government Bond
0.250%, 11/21/24	AUD	16,200	$9,751,662
Commonwealth Bank of Australia
4.200%, 08/18/25	AUD	7,000	4,408,361
National Australia Bank Ltd.
Ω 1.388%, 01/12/25		65,000	60,132,064
New South Wales Treasury Corp.
5.000%, 08/20/24	AUD	46,000	30,072,359
1.250%, 03/20/25	AUD	39,000	23,576,941
Queensland Treasury Corp.
5.750%, 07/22/24	AUD	55,300	36,587,480
Ω 4.750%, 07/21/25	AUD	26,000	17,037,586
South Australian Government
Financing Authority
2.250%, 08/15/24	AUD	9,500	5,921,517
2.750%, 04/16/25	AUD	35,000	21,846,768
Treasury Corp. of Victoria
5.500%, 12/17/24	AUD	83,500	55,286,259
Western Australian Treasury Corp.
2.500%, 07/23/24	AUD	7,200	4,515,309
5.000%, 07/23/25	AUD	12,000	7,912,093
Westpac Banking Corp.
3.250%, 11/16/23	AUD	4,000	2,529,798
3.300%, 02/26/24		12,000	11,772,880
1.019%, 11/18/24		47,400	43,694,405
2.700%, 03/17/25	AUD	4,200	2,563,675
3.900%, 08/11/25	AUD	10,000	6,247,676

TOTAL AUSTRALIA			343,856,833

AUSTRIA — (0.2%)
Oesterreichische Kontrollbank
AG
0.250%, 09/26/24	EUR	2,000	1,885,434
Republic of Austria Government Bond
Ω 1.750%, 10/20/23	EUR	5,000	4,917,254
Ω 1.650%, 10/21/24	EUR	3,800	3,728,641

TOTAL AUSTRIA			10,531,329

BELGIUM — (2.5%)
Dexia Credit Local SA
0.500%, 07/22/23	GBP	10,500	11,760,469
1.625%, 12/08/23	GBP	5,000	5,586,863
0.000%, 05/29/24	EUR	2,000	1,894,692
1.250%, 11/26/24	EUR	2,000	1,915,837
Euroclear Bank SA
1.250%, 09/30/24	GBP	2,000	2,138,364

		Face Amount^	Value†
		(000)
BELGIUM — (Continued)
Kingdom of Belgium Government Bond
Ω 0.200%, 10/22/23	EUR	20,000	$19,410,015
Ω 2.600%, 06/22/24	EUR	31,300	31,220,195
Ω 0.500%, 10/22/24	EUR	40,900	39,254,057
Ω 0.800%, 06/22/25	EUR	10,700	10,238,940

TOTAL BELGIUM			123,419,432

CANADA — (14.6%)
Alberta, Province of Canada
2.950%, 01/23/24		42,689	41,748,561
Bank of Montreal
2.890%, 06/20/23	CAD	86,800	62,932,310
Bank of Nova Scotia
2.290%, 06/28/24	CAD	10,000	7,040,995
Canadian Imperial Bank of
Commerce
2.970%, 07/11/23	CAD	82,500	59,774,728
CDP Financial, Inc.
3.150%, 07/24/24		23,431	22,802,190
CPPIB Capital, Inc.
Ω 3.000%, 06/13/24		55,000	53,424,881
Export Development Canada
2.625%, 02/21/24		30,700	29,919,429
0.496%, 04/08/24		3,400	3,198,872
Manitoba, Province of Canada
2.600%, 04/16/24		6,000	5,819,700
OMERS Finance Trust
2.500%, 05/02/24		10,000	9,657,700
0.450%, 05/13/25	EUR	6,000	5,565,380
Ontario Teachers’ Finance Trust
0.375%, 09/29/23		7,874	7,572,898
0.500%, 05/06/25	EUR	5,200	4,835,971
Ontario, Province of Canada
3.050%, 01/29/24		124,500	121,939,035
0.375%, 06/14/24	EUR	2,700	2,565,610
4.250%, 08/22/24	AUD	3,200	2,044,899
0.875%, 01/21/25	EUR	5,500	5,204,435
Province of Alberta Canada
0.500%, 04/16/25	EUR	3,920	3,663,940
Province of Ontario Canada
3.400%, 10/17/23		4,500	4,437,250
# 3.200%, 05/16/24		8,400	8,204,952
Province of Quebec Canada
0.875%, 01/15/25	EUR	29,492	27,930,095
Quebec, Province of Canada
4.200%, 03/10/25	AUD	26,115	16,650,596
0.200%, 04/07/25	EUR	333	309,016
Royal Bank of Canada
2.333%, 12/05/23	CAD	127,600	91,115,026

29

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
CANADA — (Continued)
Toronto-Dominion Bank
1.909%, 07/18/23	CAD	40,000	$28,757,661
2.850%, 03/08/24	CAD	119,000	84,739,076
Toronto-Dominion Bank
3.005%, 05/30/23	CAD	28,300	20,555,437

TOTAL CANADA			732,410,643

DENMARK — (1.4%)
Denmark Government Bond
0.000%, 11/15/24	DKK	398,500	50,565,277
Kommunekredit
1.000%, 12/15/23		10,300	9,880,956
2.000%, 06/25/24	GBP	2,700	2,996,972
0.750%, 08/15/24	GBP	7,732	8,382,416

TOTAL DENMARK			71,825,621

FINLAND — (0.4%)
Finland Government Bond
Ω 0.000%, 09/15/24	EUR	10,500	10,000,345
Kuntarahoitus Oyj
5.000%, 03/20/24	AUD	6,000	3,877,704
OP Corporate Bank PLC
0.125%, 07/01/24	EUR	6,000	5,608,179

TOTAL FINLAND			19,486,228

FRANCE — (3.5%)
Agence Francaise de Developpement EPIC
3.125%, 06/30/24		8,400	8,169,791
0.000%, 03/25/25	EUR	2,000	1,859,052
BNP Paribas SA
2.875%, 09/26/23	EUR	8,222	8,126,413
2.375%, 05/20/24	EUR	2,000	1,951,588
Bpifrance SACA
0.750%, 11/25/24	EUR	12,000	11,435,085
Caisse d’Amortissement de la Dette Sociale
3.375%, 03/20/24		28,287	27,765,222
0.375%, 05/27/24		44,120	41,222,198
1.375%, 11/25/24	EUR	27,200	26,222,898
French Republic Government Bond OAT
0.000%, 02/25/25	EUR	40,300	37,879,861
SNCF Reseau
4.500%, 01/30/24	EUR	2,400	2,428,414
Unedic Asseo
2.375%, 05/25/24	EUR	4,000	3,942,800
0.625%, 02/17/25	EUR	5,200	4,924,319

TOTAL FRANCE			175,927,641

GERMANY — (4.9%)
Erste Abwicklungsanstalt
0.250%, 03/01/24		30,400	28,644,583

		Face Amount^	Value†
		(000)
GERMANY — (Continued)
FMS Wertmanagement
0.625%, 12/15/23	GBP	2,000	$2,215,181
0.375%, 05/06/24		21,200	19,873,134
Free State of Bavaria
0.010%, 01/17/25	EUR	2,800	2,615,469
Kreditanstalt fuer Wiederaufbau
1.250%, 08/28/23	NOK	293,700	27,731,592
# 0.250%, 03/08/24		34,800	32,813,815
1.625%, 04/03/24	NOK	318,400	29,781,731
0.875%, 07/18/24	GBP	1,750	1,908,308
1.500%, 07/24/24	AUD	15,200	9,318,153
0.000%, 11/15/24	EUR	300	282,972
0.000%, 02/18/25	EUR	6,143	5,753,241
4.000%, 02/27/25	AUD	2,106	1,347,452
0.010%, 03/31/25	EUR	1,856	1,733,197
0.375%, 04/23/25	EUR	3,825	3,599,747
Land Berlin
0.010%, 11/21/23	EUR	1,000	964,065
0.500%, 02/10/25	EUR	1,300	1,224,638
0.250%, 04/22/25	EUR	1,200	1,118,458
Land Hessen
0.000%, 03/10/25	EUR	3,600	3,347,482
Landeskreditbank Baden-Wuerttemberg Foerderbank
1.375%, 12/15/23	GBP	840	937,726
0.250%, 02/12/24		18,062	17,073,358
2.000%, 07/23/24		30,000	28,665,060
Landwirtschaftliche Rentenbank
5.375%, 04/23/24	NZD	4,150	2,417,856
0.400%, 09/23/24	AUD	5,000	2,986,359
4.250%, 01/09/25	AUD	20,300	13,025,468
NRW Bank
1.375%, 12/15/23	GBP	300	334,727
1.600%, 07/31/24	AUD	4,000	2,440,525
0.250%, 03/10/25	EUR	1,547	1,442,291

TOTAL GERMANY			243,596,588

IRELAND — (0.5%)
Ireland Government Bond
3.400%, 03/18/24	EUR	21,200	21,302,660
5.400%, 03/13/25	EUR	4,600	4,887,822

TOTAL IRELAND			26,190,482

NETHERLANDS — (3.4%)
BNG Bank NV
0.750%, 11/13/23	AUD	3,500	2,165,378
2.000%, 04/12/24	GBP	17,670	19,685,979
5.250%, 05/20/24	AUD	16,050	10,440,724
Ω 3.500%, 08/26/24		16,300	15,955,581
0.500%, 04/16/25	EUR	1,000	937,734
3.250%, 07/15/25	AUD	11,800	7,332,825
Cooperatieve Rabobank UA
5.500%, 04/11/24	AUD	2,280	1,476,700

30

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
NETHERLANDS — (Continued)
1.375%,01/10/25		76,968	$70,687,838
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV
4.250%,07/08/25	AUD	5,000	3,179,814
Nederlandse Waterschapsbank NV
1.125%,03/15/24		10,600	10,104,681
3.400%,07/22/25	AUD	7,540	4,703,604
Netherlands Government Bond
Ω 2.000%,07/15/24	EUR	16,900	16,713,312
Network Rail Infrastructure Finance PLC
4.750%,01/22/24	GBP	710	822,293
Shell International Finance BV
0.500%,05/11/24	EUR	4,835	4,600,754

TOTAL NETHERLANDS			168,807,217

NEW ZEALAND — (0.6%)
New Zealand Government Bond
0.500%,05/15/24	NZD	28,200	15,474,056
New Zealand Local Government Funding Agency Bond
2.250%,04/15/24	NZD	23,200	12,935,535

TOTAL NEW ZEALAND			28,409,591

NORWAY — (3.2%)
DNB Bank ASA
0.250%,04/09/24	EUR	2,000	1,892,636
Equinor ASA
2.650%,01/15/24		30,915	30,070,683
# 3.700%,03/01/24		2,678	2,634,628
Kommunalbanken AS
2.750%,02/05/24		13,200	12,882,778
5.250%,07/15/24	AUD	2,900	1,886,945
0.500%,10/08/24	AUD	7,300	4,344,271
4.250%,07/16/25	AUD	11,500	7,345,052
Norway Government Bond
Ω 3.000%,03/14/24	NOK	991,500	94,723,201
Ω 1.750%,03/13/25	NOK	68,800	6,349,481

TOTAL NORWAY			162,129,675

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (12.1%)
African Development Bank
4.000%,01/10/25	AUD	39,000	24,837,819
Asian Development Bank
4.500%,09/05/23	AUD	11,500	7,397,378
1.375%,12/15/23	GBP	31,416	35,096,101
2.450%,01/17/24	AUD	4,185	2,629,596

		Face Amount^	Value†
		(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS (Continued)			—
1.625%, 03/15/24		32,561	$31,226,650
3.500%, 05/30/24	NZD	91,000	51,549,691
1.100%, 08/15/24	AUD	17,250	10,469,684
3.750%, 03/12/25	AUD	6,885	4,365,991
3.700%, 06/17/25	AUD	7,000	4,430,201
European Bank for Reconstruction & Development
0.500%, 09/01/23	AUD	9,500	5,896,949
European Financial Stability Facility
0.000%, 04/19/24	EUR	4,000	3,820,360
0.500%, 07/11/25	EUR	719	673,958
European Investment Bank
0.500%, 07/21/23	AUD	10,000	6,237,841
0.500%, 08/10/23	AUD	12,950	8,059,487
0.875%, 12/15/23	GBP	2,080	2,312,561
1.500%, 01/26/24	NOK	152,610	14,307,524
3.250%, 01/29/24		7,306	7,183,405
2.625%, 03/15/24		40,900	39,827,193
4.750%, 08/07/24	AUD	38,772	25,098,760
1.700%, 11/15/24	AUD	24,846	15,159,596
0.000%, 03/25/25	EUR	840	781,889
European Stability Mechanism
0.000%, 03/14/25	EUR	12,747	11,879,032
European Union
0.500%, 04/04/25	EUR	1,500	1,415,579
0.800%, 07/04/25	EUR	42,700	40,407,453
Inter-American Development Bank
1.250%, 12/15/23	GBP	35,600	39,725,203
3.250%, 07/01/24		26,342	25,719,598
4.750%, 08/27/24	AUD	30,150	19,487,642
International Bank for Reconstruction & Development
1.250%, 09/07/23	GBP	13,244	14,887,456
0.500%, 10/10/23	SEK	49,000	4,340,023
0.625%, 12/15/23	GBP	13,844	15,340,760
2.500%, 01/24/24	NZD	64,858	36,513,257
2.500%, 03/19/24		9,634	9,361,261
2.250%, 03/28/24		31,872	30,853,537
International Finance Corp.
1.450%, 07/22/24	AUD	30,390	18,613,787
4.000%, 04/03/25	AUD	5,141	3,285,064
Nordic Investment Bank
1.875%, 04/10/24	NOK	100,000	9,382,704
1.500%, 03/13/25	NOK	166,500	15,210,219
1.050%, 05/12/25	SEK	100,000	8,558,762

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			606,343,971

31

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
SWEDEN — (7.4%)
Kommuninvest I Sverige AB
3.250%, 01/16/24		18,274	$17,951,307
0.375%, 02/16/24		18,340	17,344,138
1.375%, 05/08/24		14,800	14,068,140
Ω 1.375%, 05/08/24		12,000	11,410,080
Ω 2.875%, 07/03/24		34,172	33,156,271
1.000%, 10/02/24	SEK	113,000	9,784,625
1.000%, 05/12/25	SEK	96,000	8,190,928
Skandinaviska Enskilda Banken AB
Ω 0.650%, 09/09/24		33,603	30,759,111
Svensk Exportkredit AB
1.750%, 12/12/23		42,871	41,502,558
1.375%, 12/15/23	GBP	5,000	5,579,535
# 3.625%, 09/03/24		38,200	37,427,386
0.625%, 10/07/24		36,400	33,664,540
Svenska Handelsbanken AB
Ω 0.625%, 06/30/23		9,410	9,123,144
3.900%, 11/20/23		58,150	57,244,959
1.000%, 04/15/25	EUR	2,200	2,064,572
Swedbank AB
Ω 0.600%, 09/25/23		7,000	6,697,880
Sweden Government Bond
Ω 1.500%, 11/13/23	SEK	220,000	19,766,565
2.500%, 05/12/25	SEK	193,000	17,513,021

TOTAL SWEDEN			373,248,760

UNITED KINGDOM — (0.8%)
United Kingdom Gilt
0.125%, 01/31/24	GBP	27,500	30,324,500
0.250%, 01/31/25	GBP	10,000	10,660,098

TOTAL UNITED KINGDOM			40,984,598

UNITED STATES — (2.9%)
Abbott Ireland Financing DAC
0.100%, 11/19/24	EUR	3,600	3,360,346

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Amazon.com, Inc.
# 2.730%, 04/13/24		55,000	$53,551,377
0.450%, 05/12/24		6,490	6,086,100
Apple, Inc.
1.375%, 01/17/24	EUR	2,100	2,051,400
Roche Holdings, Inc.
Ω 1.882%, 03/08/24		84,250	80,973,518

TOTAL UNITED STATES			146,022,741

TOTAL BONDS			3,273,191,350

U.S. TREASURY OBLIGATIONS — (34.0%)
U.S. Treasury Notes
0.125%, 10/15/23		45,850	43,912,121
0.375%, 10/31/23		422,000	404,361,717
0.250%, 11/15/23		475,000	453,940,428
0.500%, 11/30/23		345,000	330,108,399
0.125%, 12/15/23		38,000	36,146,016
0.750%, 12/31/23		288,500	275,776,700
0.125%, 01/15/24		170,000	161,001,953

TOTAL U.S. TREASURY OBLIGATIONS			1,705,247,334

TOTAL INVESTMENT SECURITIES (Cost $5,283,304,358)			4,978,438,684

		Shares
SECURITIES LENDING COLLATERAL — (0.7%)
@§ The DFA Short Term Investment Fund		2,935,429	33,936,496

TOTAL INVESTMENTS — (100.0%) (Cost $5,317,249,450)			$5,012,375,180

As of October 31, 2022, DFA Two-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	12,213,963	GBP	10,561,428	JP Morgan	11/02/22	$102,123
USD	2,352,614	GBP	2,021,955	State Street Bank and Trust	11/02/22	33,837
USD	4,041,066	GBP	3,508,624	Bank of America Corp.	11/04/22	17,168
USD	3,437,415	GBP	2,982,293	Societe Generale	11/04/22	17,145
USD	6,595,954	GBP	5,742,589	State Street Bank and Trust	11/04/22	10,013
USD	17,026,710	EUR	17,015,203	Bank of America Corp.	11/10/22	202,204
USD	23,783,854	EUR	22,919,025	Bank of New York Mellon	11/10/22	1,121,693

32

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	22,879,483	EUR	22,859,375	JP Morgan	11/10/22	$276,302
USD	30,196,806	EUR	29,961,150	State Street Bank and Trust	11/10/22	571,445
USD	31,213,767	SEK	333,009,627	Citibank, N.A.	11/16/22	1,026,028
USD	10,356,144	DKK	75,164,089	HSBC Bank	11/16/22	369,346
USD	2,038,707	DKK	15,173,416	JP Morgan	11/16/22	22,667
USD	58,372,914	NZD	94,113,066	Barclays Capital	11/21/22	3,637,784
USD	58,911,637	NZD	95,423,673	Bank of America Corp.	11/22/22	3,413,413
NZD	1,923,903	USD	1,077,550	State Street Bank and Trust	11/22/22	41,388
USD	1,435,351	SEK	15,237,620	Bank of America Corp.	11/23/22	53,411
USD	4,533,984	SEK	47,918,042	Citibank, N.A.	11/23/22	188,171
USD	886,213	SEK	9,530,608	HSBC Bank	11/23/22	21,857
USD	32,036,055	SEK	350,246,134	Societe Generale	11/23/22	271,312
USD	40,834,819	CAD	53,634,277	HSBC Bank	12/05/22	1,456,205
USD	35,098,467	CAD	46,299,507	Citibank, N.A.	12/06/22	1,104,389
USD	42,448,725	CAD	55,690,953	Bank of America Corp.	12/07/22	1,558,411
CAD	13,609,897	USD	9,983,672	Bank of America Corp.	12/09/22	9,616
USD	63,799,531	CAD	82,912,467	UBS AG	12/09/22	2,919,701
USD	30,926,935	DKK	229,109,459	Bank of America Corp.	12/15/22	405,826
USD	27,412,319	EUR	27,431,003	Bank of America Corp.	12/29/22	170,418
USD	2,504,719	EUR	2,517,283	UBS AG	12/29/22	4,790
USD	74,314,458	GBP	64,274,387	Bank of America Corp.	01/03/23	433,716
USD	2,380,568	AUD	3,697,991	State Street Bank and Trust	01/03/23	10,193
USD	120,381,747	AUD	185,794,945	UBS AG	01/03/23	1,289,048
USD	201,176	AUD	313,187	Citibank, N.A.	01/19/23	313
USD	74,128,121	GBP	63,906,665	State Street Bank and Trust	01/26/23	625,434
USD	11,690,931	EUR	11,507,197	State Street Bank and Trust	01/27/23	237,172

Total Appreciation						$21,622,539
GBP	65,078,164	USD	75,074,821	Bank of America Corp.	11/02/22	$(443,214)
USD	58,436,563	GBP	52,494,781	State Street Bank and Trust	11/02/22	(1,764,427)
USD	3,439,607	GBP	3,029,185	Bank of America Corp.	11/04/22	(34,441)
USD	999,179	GBP	886,810	Citibank, N.A.	11/04/22	(17,867)
USD	19,168,250	GBP	17,264,630	HSBC Bank	11/04/22	(631,850)
USD	3,843,743	GBP	3,387,143	Societe Generale	11/04/22	(40,833)
USD	21,748,662	GBP	19,461,324	State Street Bank and Trust	11/04/22	(570,737)
USD	1,276,282	EUR	1,308,735	Morgan Stanley and Co. International	11/10/22	(17,785)
USD	10,328,614	NZD	18,151,424	Royal Bank of Canada	11/22/22	(228,219)
USD	5,875,920	EUR	5,958,596	Bank of America Corp.	12/29/22	(41,599)
USD	28,296,589	EUR	28,810,298	Bank of New York Mellon	12/29/22	(315,098)
USD	12,675,917	EUR	12,953,612	HSBC Bank	12/29/22	(188,396)
USD	174,458	EUR	176,869	Morgan Stanley and Co. International	12/29/22	(1,192)
USD	64,764,168	NOK	682,368,608	HSBC Bank	01/05/23	(1,023,011)
NOK	124,909,207	USD	12,188,977	Bank of New York Mellon	01/06/23	(146,090)
NOK	114,199,690	USD	11,018,756	HSBC Bank	01/06/23	(8,407)
USD	98,497,854	NOK	1,052,434,671	Royal Bank of Canada	01/06/23	(2,970,660)
USD	122,649,881	AUD	194,001,498	UBS AG	01/10/23	(1,733,802)
USD	8,077,550	DKK	61,479,074	HSBC Bank	01/11/23	(134,232)
USD	106,354,497	EUR	108,833,351	State Street Bank and Trust	01/11/23	(1,847,241)
USD	59,357,804	CAD	81,992,300	UBS AG	01/11/23	(884,270)
USD	54,841,491	NOK	593,135,401	Bank of America Corp.	01/12/23	(2,355,553)
USD	41,695,067	CAD	58,143,979	State Street Bank and Trust	01/12/23	(1,025,591)
USD	130,936,554	EUR	134,307,677	UBS AG	01/12/23	(2,601,394)
USD	45,427,709	CAD	62,207,024	Bank of America Corp.	01/17/23	(281,562)
USD	118,487,875	AUD	186,340,364	Citibank, N.A.	01/17/23	(1,013,357)
USD	669,609	AUD	1,047,504	Citibank, N.A.	01/19/23	(2,210)
USD	117,630,201	AUD	185,486,274	UBS AG	01/19/23	(1,331,681)

33

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	41,781,377	CAD	57,829,157	Citibank, N.A.	01/20/23	$(712,930)

Total (Depreciation)						$(22,367,649)

Total Appreciation (Depreciation)						$(745,110)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$343,856,833	—	$343,856,833
Austria	—	10,531,329	—	10,531,329
Belgium	—	123,419,432	—	123,419,432
Canada	—	732,410,643	—	732,410,643
Denmark	—	71,825,621	—	71,825,621
Finland	—	19,486,228	—	19,486,228
France	—	175,927,641	—	175,927,641
Germany	—	243,596,588	—	243,596,588
Ireland	—	26,190,482	—	26,190,482
Netherlands	—	168,807,217	—	168,807,217
New Zealand	—	28,409,591	—	28,409,591
Norway	—	162,129,675	—	162,129,675
Supranational Organization Obligations	—	606,343,971	—	606,343,971
Sweden	—	373,248,760	—	373,248,760
United Kingdom	—	40,984,598	—	40,984,598
United States	—	146,022,741	—	146,022,741
U.S. Treasury Obligations	—	1,705,247,334	—	1,705,247,334
Securities Lending Collateral	—	33,936,496	—	33,936,496
Forward Currency Contracts**	—	(745,110)	—	(745,110)

TOTAL	—	$5,011,630,070	—	$5,011,630,070

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

34

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^	Value†
		(000)
BONDS — (86.9%)
AUSTRALIA — (4.9%)
ANZ New Zealand International Ltd.
Ω 1.250%, 06/22/26		2,500	$2,151,251
Australia Government Bond
0.250%, 11/21/25	AUD	23,600	13,768,289
4.250%, 04/21/26	AUD	2,000	1,317,728
Bank of New Zealand
Ω 1.000%, 03/03/26		2,500	2,163,163
Commonwealth Bank of Australia
Ω 1.125%, 06/15/26		3,000	2,593,631
Glencore Funding LLC
Ω 4.125%, 03/12/24		825	808,247
Ω 4.625%, 04/29/24		1,200	1,179,541
Ω 1.625%, 09/01/25		975	867,462
Ω 1.625%, 04/27/26		5,600	4,809,943
Macquarie Bank Ltd.
Ω 3.900%, 01/15/26		1,316	1,253,901
New South Wales Treasury Corp.
4.000%, 05/20/26	AUD	3,900	2,506,073
Treasury Corp. of Victoria
0.500%, 11/20/25	AUD	4,000	2,318,502
Westpac Banking Corp.
2.850%, 05/13/26		2,790	2,580,901
1.150%, 06/03/26		12,970	11,251,487

TOTAL AUSTRALIA			49,570,119

AUSTRIA — (0.1%)
Erste Group Bank AG
1.500%, 04/07/26	EUR	200	183,055
HYPO NOE Landesbank fuer Niederoesterreich und Wien AG
1.375%, 04/14/25	EUR	1,300	1,212,713

TOTAL AUSTRIA			1,395,768

BELGIUM — (0.3%)
Belfius Bank SA
0.010%, 10/15/25	EUR	1,500	1,341,857
0.000%, 08/28/26	EUR	1,500	1,297,481

TOTAL BELGIUM			2,639,338

CANADA — (8.0%)
Bank of Montreal
2.280%, 07/29/24	CAD	5,500	3,846,387
2.750%, 06/15/27	EUR	200	185,178
Bank of Nova Scotia
2.290%, 06/28/24	CAD	21,000	14,786,090
1.050%, 03/02/26		6,600	5,716,729

		Face Amount^	Value†
		(000)
CANADA — (Continued)
Canadian Imperial Bank of Commerce
2.970%, 07/11/23	CAD	23,500	$17,026,741
1.250%, 06/22/26		573	489,801
Canadian Natural Resources Ltd.
2.950%, 01/15/23		2,000	1,992,122
3.900%, 02/01/25		1,110	1,070,399
CDP Financial, Inc.
0.875%, 06/10/25		4,500	4,075,332
CPPIB Capital, Inc.
1.250%, 03/04/25		10,000	9,235,784
Enbridge Pipelines, Inc.
3.000%, 08/10/26	CAD	1,000	680,280
Enbridge, Inc.
# 4.000%, 10/01/23		3,000	2,958,786
ITC Holdings Corp.
3.650%, 06/15/24		1,099	1,065,971
National Bank of Canada
1.534%, 06/15/26	CAD	2,000	1,293,823
Rogers Communications, Inc.
3.625%, 12/15/25		100	93,441
Royal Bank of Canada
2.352%, 07/02/24	CAD	2,500	1,754,524
1.200%, 04/27/26		4,000	3,450,911
Toronto-Dominion Bank
0.750%, 01/06/26		4,740	4,089,499
1.200%, 06/03/26		8,560	7,375,673

TOTAL CANADA			81,187,471
DENMARK — (0.1%)
Danske Bank AS
0.625%, 05/26/25	EUR	670	614,825

FINLAND — (0.2%)
OP Corporate Bank PLC
0.375%, 06/19/24	EUR	800	747,060
0.250%, 03/24/26	EUR	740	639,372
1.375%, 09/04/26	GBP	500	484,627

TOTAL FINLAND			1,871,059
FRANCE — (2.4%)
Airbus SE
1.625%, 04/07/25	EUR	500	475,872
Banque Federative du Credit Mutuel SA
Ω 2.375%, 11/21/24		300	280,712
0.010%, 03/07/25	EUR	3,200	2,910,040
1.000%, 05/23/25	EUR	200	185,139
1.625%, 01/19/26	EUR	1,000	925,367
1.000%, 07/16/26	GBP	200	196,705
BPCE SA
Ω 2.375%, 01/14/25		1,500	1,376,137

35

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
FRANCE — (Continued)
0.625%, 04/28/25	EUR	1,000	$920,055
0.250%, 01/15/26	EUR	2,000	1,782,640
#Ω 1.000%, 01/20/26		2,900	2,489,210
0.375%, 02/02/26	EUR	1,000	890,798
Caisse d’Amortissement de la Dette Sociale
0.375%, 05/27/24		4,600	4,297,872
Credit Agricole SA
1.250%, 04/14/26	EUR	500	457,808
1.375%, 05/03/27	EUR	800	716,348
LVMH Moet Hennessy Louis Vuitton SE
0.000%, 02/11/26	EUR	1,200	1,081,652
PSA Banque France SA
0.000%, 01/22/25	EUR	3,200	2,909,559
Societe Generale SA
Ω 1.375%, 07/08/25		1,000	889,336
0.125%, 02/24/26	EUR	1,300	1,145,075
TotalEnergies Capital International SA
2.875%, 11/19/25	EUR	1,000	978,098
1.660%, 07/22/26	GBP	100	1 01,738

TOTAL FRANCE			25,010,161

GERMANY — (4.5%)
Bayer U.S. Finance II LLC
Ω 4.250%, 12/15/25		4,700	4,493,737
BMW Finance NV
0.500%, 02/22/25	EUR	494	462,588
0.000%, 01/11/26	EUR	240	216,308
BMW U.S. Capital LLC
Ω 3.250%, 04/01/25		807	771,068
Ω 3.900%, 04/09/25		142	137,216
Ω 2.800%, 04/11/26		1,163	1,065,816
Deutsche Bank AG
3.700%, 05/30/24		748	715,754
HOWOGE
Wohnungs-baugesellschaftmbH
0.000%, 11/01/24	EUR	2,900	2,644,337
Kreditanstalt fuer Wiederaufbau
1.625%, 04/03/24	NOK	10,000	935,356
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.250%, 08/07/25	AUD	7,500	4,777,725
Landwirtschaftliche Rentenbank
4.750%, 05/06/26	AUD	9,900	6,428,429
Mercedes-Benz Finance North America LLC
Ω 3.300%, 05/19/25		500	472,947
Ω 1.450%, 03/02/26		11,000	9,636,099

		Face Amount^	Value†
		(000)
GERMANY —(Continued)
Merck Financial Services GmbH
0.125%, 07/16/25	EUR	200	$183,646
NRW Bank
1.050%, 03/31/26	AUD	2,800	1,595,615
Siemens Financieringsmaatschappij NV
0.000%, 09/05/24	EUR	240	225,728
1.000%, 02/20/25	GBP	500	528,357
2.250%, 03/10/25	EUR	200	194,340
0.000%, 02/20/26	EUR	400	357,780
1.200%, 03/11/26		4,000	3,488,560
Volkswagen Group of America Finance LLC
Ω 2.850%, 09/26/24		1,000	949,120
Ω 3.350%, 05/13/25		3,500	3,295,198
#Ω 4.625%, 11/13/25		1,000	967,395
Volkswagen International
Finance NV
0.875%, 01/16/23	EUR	300	295,713
VW Credit Canada, Inc.
1.200%, 09/25/23	CAD	2,000	1,415,451

TOTAL GERMANY			46,254,283

IRELAND — (0.9%)
AerCap Ireland Capital
DAC/AerCap Global Aviation Trust
# 2.875%, 08/14/24		5,000	4,684,992
1.750%, 01/30/26		2,700	2,299,148
4.450%, 04/03/26		150	138,691
ESB Finance DAC
2.125%, 06/08/27	EUR	1,000	920,655
GAS Networks Ireland
0.125%, 12/04/24	EUR	800	737,032

TOTAL IRELAND			8,780,518

ITALY — (0.8%)
Intesa Sanpaolo SpA
Ω 3.250%, 09/23/24		1,000	933,461
Republic of Italy Government
International Bond
6.875%, 09/27/23		2,500	2,518,475
2.375%, 10/17/24		4,562	4,251,793
1.250%, 02/17/26		248	211,145
UniCredit SpA
Ω 7.830%, 12/04/23		500	497,632

TOTAL ITALY			8,412,506

JAPAN — (4.3%)
7-Eleven, Inc.
Ω 0.950%, 02/10/26		1,000	860,050

36

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
JAPAN — (Continued)
American Honda Finance Corp.
1.950%, 10/18/24	EUR	210	$203,005
Development Bank of Japan, Inc.
0.010%, 09/09/25	EUR	400	363,231
0.875%, 10/10/25	EUR	400	371,346
Mitsubishi Corp.
3.375%, 07/23/24		250	241,238
Mitsubishi UFJ Financial Group, Inc.
0.339%, 07/19/24	EUR	2,499	2,323,434
1.412%, 07/17/25		2,300	2,053,095
2.757%, 09/13/26		2,000	1,783,080
Mizuho Financial Group, Inc.
0.214%, 10/07/25	EUR	100	89,277
1.631%, 04/08/27	EUR	3,277	2,897,844
Nissan Motor Acceptance Co. LLC
Ω 2.000%, 03/09/26		4,845	3,947,957
Nomura Holdings, Inc.
1.653%, 07/14/26		5,828	4,951,223
NTT Finance Corp.
0.010%, 03/03/25	EUR	1,700	1,563,546
Ω 1.162%, 04/03/26		4,920	4,263,593
1.162%, 04/03/26		1,500	1,299,876
Sumitomo Mitsui Financial Group, Inc.
0.934%, 10/11/24	EUR	2,000	1,880,291
0.948%, 01/12/26		2,300	1,976,665
1.546%, 06/15/26	EUR	3,040	2,746,963
2.632%, 07/14/26		4,000	3,583,371
Toyota Credit Canada, Inc.
3.040%, 07/12/23	CAD	6,000	4,345,755
Toyota Finance Australia Ltd.
2.004%, 10/21/24	EUR	1,400	1,358,723
Toyota Motor Corp.
1.339%, 03/25/26		163	143,865
Toyota Motor Credit Corp.
0.750%, 11/19/26	GBP	733	711,013

TOTAL JAPAN			43,958,441

LUXEMBOURG — (0.0%)
Prologis International Funding II SA
1.876%, 04/17/25	EUR	200	187,184

NETHERLANDS — (1.1%)
BNG Bank NV
3.250%, 07/15/25	AUD	7,000	4,349,981
Cooperatieve Rabobank UA
Ω 2.625%, 07/22/24		1,000	952,474
Enexis Holding NV
0.875%, 04/28/26	EUR	2,600	2,384,249

		Face Amount^	Value†
		(000)
NETHERLANDS — (Continued)
LeasePlan Corp. NV
Ω 2.875%, 10/24/24		1,000	$929,116
Royal Schiphol Group NV
2.000%, 10/05/26	EUR	526	485,355
TenneT Holding BV
1.625%, 11/17/26	EUR	2,250	2,074,806

TOTAL NETHERLANDS			11,175,981

NORWAY — (1.5%)
Aker BP ASA
3.000%, 01/15/25		5,900	5,528,746
Ω 3.000%, 01/15/25		1,000	937,076
Ω 2.875%, 01/15/26		1,300	1,176,058
Kommunalbanken AS
4.250%, 07/16/25	AUD	90	57,483
Norway Government Bond
Ω 3.000%, 03/14/24	NOK	71,600	6,840,324
Statnett SF
0.875%, 03/08/25	EUR	500	467,625

TOTAL NORWAY			15,007,312

SPAIN — (1.4%)
Banco Bilbao Vizcaya Argentaria SA
1.750%, 11/26/25	EUR	3,000	2,800,413
Banco Santander SA
3.848%, 04/12/23		2,000	1,981,832
Santander Holdings USA, Inc.
3.400%, 01/18/23		9,525	9,482,671

TOTAL SPAIN			14,264,916

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (4.2%)
Asian Development Bank
0.500%, 05/05/26	AUD	5,400	3,036,182
Asian Infrastructure Investment Bank
1.000%, 05/06/26	AUD	200	113,416
European Investment Bank
# 2.250%, 06/24/24		25,800	24,853,398
Inter-American Development Bank
3.000%, 02/21/24		5,000	4,896,494
2.750%, 10/30/25	AUD	10,000	6,141,826
International Bank for Reconstruction & Development
0.500%, 05/18/26	AUD	1,800	1,008,684
Nordic Investment Bank
1.875%, 04/10/24	NOK	32,890	3,085,971

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			43,135,971

37

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
SWEDEN — (1.8%)
SBAB Bank AB
1.875%, 12/10/25	EUR	2,877	$2,716,075
Skandinaviska Enskilda Banken AB
1.750%, 11/11/26	EUR	600	554,441
Svenska Handelsbanken AB
1.000%, 04/15/25	EUR	670	628,756
Swedbank AB
0.250%, 10/09/24	EUR	800	740,998
0.250%, 11/02/26	EUR	1,600	1,382,962
Ω 1.538%, 11/16/26		5,900	5,064,604
Volvo Treasury AB
0.125%, 09/17/24	EUR	250	233,438
1.625%, 09/18/25	EUR	3,690	3,468,990
2.625%, 02/20/26	EUR	1,250	1,203,412
2.000%, 08/19/27	EUR	2,159	1,984,576

TOTAL SWEDEN			17,978,252

SWITZERLAND — (0.9%)
Credit Suisse Group AG
4.550%, 04/17/26		700	614,030
UBS AG
0.010%, 03/31/26	EUR	1,270	1,106,112
UBS Group AG
Ω 4.125%, 09/24/25		3,000	2,840,317
Ω 4.125%, 04/15/26		5,000	4,661,520
1.250%, 09/01/26	EUR	240	211,993

TOTAL SWITZERLAND			9,433,972

UNITED KINGDOM — (6.2%)
AstraZeneca PLC
0.700%, 04/08/26		9,900	8,535,302
Barclays PLC
3.650%, 03/16/25		500	464,478
4.375%, 01/12/26		3,300	3,063,583
BAT Capital Corp.
3.222%, 08/15/24		3,500	3,345,154
BAT International Finance PLC
0.875%, 10/13/23	EUR	3,000	2,885,027
1.668%, 03/25/26		1,000	858,850
BP Capital Markets America, Inc.
3.119%, 05/04/26		605	564,090
BP Capital Markets PLC
2.972%, 02/27/26	EUR	2,341	2,261,465
2.213%, 09/25/26	EUR	2,500	2,347,844
1.573%, 02/16/27	EUR	1,016	921,604
CNH Industrial Capital LLC
4.200%, 01/15/24		380	373,493
3.950%, 05/23/25		4,100	3,926,306
Diageo Finance PLC
1.750%, 09/23/24	EUR	600	578,108
1.000%, 04/22/25	EUR	1,000	938,576
2.375%, 05/20/26	EUR	1,000	951,479

		Face Amount^	Value†
		(000)
UNITED KINGDOM — (Continued)
Experian Finance PLC
1.375%, 06/25/26	EUR	2,553	$2,347,305
HSBC Bank Canada
2.542%, 01/31/23	CAD	5,000	3,651,228
HSBC Holdings PLC
3.196%, 12/05/23	CAD	4,000	2,862,965
4.300%, 03/08/26		1,000	941,033
Lloyds Bank Corporate Markets PLC
0.375%, 01/28/25	EUR	100	91,458
Lseg Netherlands BV
0.000%, 04/06/25	EUR	740	672,172
Motability Operations Group PLC
0.375%, 01/03/26	EUR	2,100	1,868,796
Nationwide Building Society
1.250%, 03/03/25	EUR	600	563,097
0.250%, 07/22/25	EUR	850	766,459
Ω 1.500%, 10/13/26		9,000	7,544,319
2.000%, 04/28/27	EUR	920	833,733
NatWest Group PLC
4.800%, 04/05/26		7,200	6,785,481
Reckitt Benckiser Treasury Services Nederland BV
0.375%, 05/19/26	EUR	200	179,474
Reckitt Benckiser Treasury Services PLC
#Ω 2.750%, 06/26/24		700	671,265
Sky Ltd.
2.250%, 11/17/25	EUR	240	229,371
Unilever Finance Netherlands BV
0.750%, 02/28/26	EUR	1,775	1,631,259

TOTAL UNITED KINGDOM			63,654,774

UNITED STATES — (43.3%)
AbbVie, Inc.
# 3.200%, 05/14/26		300	279,497
Ally Financial, Inc.
3.875%, 05/21/24		4,000	3,862,754
# 5.800%, 05/01/25		1,470	1,470,103
Amazon.com, Inc.
1.000%, 05/12/26		23,310	20,403,222
Amcor Finance USA, Inc.
3.625%, 04/28/26		551	508,428
American Express Co.
2.500%, 07/30/24		2,500	2,376,429
American Tower Corp.
4.000%, 06/01/25		2,000	1,912,957
# 1.300%, 09/15/25		1,000	880,928
1.600%, 04/15/26		1,500	1,295,112
3.375%, 10/15/26		3,000	2,714,691
Ameriprise Financial, Inc.
2.875%, 09/15/26		1,000	917,812

38

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Amgen, Inc.
2.000%, 02/25/26	EUR	400	$379,844
2.600%, 08/19/26		4,000	3,653,323
Aon Global Ltd.
2.875%, 05/14/26	EUR	1,500	1,415,555
Ares Capital Corp.
3.875%, 01/15/26		1,300	1,165,504
Arizona Public Service Co.
3.150%, 05/15/25		3,000	2,832,598
Assurant, Inc.
4.200%, 09/27/23		1,126	1,115,472
AutoZone, Inc.
3.250%, 04/15/25		2,000	1,899,816
Avnet, Inc.
4.625%, 04/15/26		2,000	1,896,624
Bank of America Corp.
3.875%, 08/01/25		1,000	965,108
3.500%, 04/19/26		3,000	2,801,112
Biogen, Inc.
4.050%, 09/15/25		6,000	5,771,738
Boardwalk Pipelines LP
4.950%, 12/15/24		355	351,022
# 5.950%, 06/01/26		200	200,308
Boeing Co.
2.600%, 10/30/25		5,194	4,742,640
Boeing Co.
3.100%, 05/01/26		1,100	993,264
2.250%, 06/15/26		154	134,770
Booking Holdings, Inc.
2.375%, 09/23/24	EUR	1,000	972,527
0.100%, 03/08/25	EUR	1,280	1,170,842
3.650%, 03/15/25		1,000	964,300
1.800%, 03/03/27	EUR	1,700	1,542,094
BorgWarner, Inc.
Ω 5.000%, 10/01/25		1,683	1,638,880
Bristol-Myers Squibb Co.
3.200%, 06/15/26		1,313	1,238,715
Brown & Brown, Inc.
4.200%, 09/15/24		1,429	1,391,103
Bunge Ltd. Finance Corp.
1.630%, 08/17/25		500	447,588
Campbell Soup Co.
3.650%, 03/15/23		286	284,558
Capital One Financial Corp.
3.750%, 04/24/24		700	680,995
# 3.200%, 02/05/25		1,000	945,387
Cargill, Inc.
Ω 0.750%, 02/02/26		1,300	1,126,397
Carrier Global Corp.
2.242%, 02/15/25		436	405,747
Celanese U.S. Holdings LLC
1.400%, 08/05/26		1,000	806,224
Charles Schwab Corp.
0.900%, 03/11/26		2,000	1,729,304
1.150%, 05/13/26		2,500	2,164,954

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Chevron Corp.
# 3.326%, 11/17/25		3,000	$2,891,790
Chubb INA Holdings, Inc.
0.300%, 12/15/24	EUR	700	645,193
3.150%, 03/15/25		1,100	1,050,172
Cigna Corp.
1.250%, 03/15/26		8,000	6,982,788
Cintas Corp. No. 2
3.450%, 05/01/25		1,750	1,687,455
Citigroup, Inc.
3.700%, 01/12/26		1,000	940,098
3.400%, 05/01/26		5,000	4,631,629
3.200%, 10/21/26		2,000	1,821,319
CNA Financial Corp.
3.950%, 05/15/24		7,000	6,832,422
Comcast Corp.
3.150%, 03/01/26		2,000	1,878,605
0.000%, 09/14/26	EUR	1,900	1,645,492
Conagra Brands, Inc.
4.300%, 05/01/24		1,409	1,386,821
Constellation Energy Generation LLC
3.250%, 06/01/25		2,000	1,896,322
Crown Castle, Inc.
# 3.200%, 09/01/24		5,000	4,817,165
1.050%, 07/15/26		2,500	2,104,001
Discover Financial Services
# 4.500%, 01/30/26		4,517	4,234,561
Discovery Communications LLC
3.450%, 03/15/25		200	187,931
DXC Technology Co.
1.800%, 09/15/26		285	244,792
Eaton Capital UnLtd Co.
0.750%, 09/20/24	EUR	500	471,963
0.128%, 03/08/26	EUR	2,000	1,758,990
Edison International
4.950%, 04/15/25		6,000	5,900,709
Elevance Health, Inc.
2.375%, 01/15/25		1,000	939,725
1.500%, 03/15/26		3,700	3,267,550
Emerson Electric Co.
1.250%, 10/15/25	EUR	1,100	1,017,556
Energy Transfer LP
4.050%, 03/15/25		300	287,208
2.900%, 05/15/25		7,000	6,497,960
Equinix, Inc.
2.625%, 11/18/24		4,000	3,767,600
# 1.250%, 07/15/25		3,500	3,117,240
1.450%, 05/15/26		600	515,714
ERAC USA Finance LLC
Ω 3.850%, 11/15/24		4,000	3,856,071
Exelon Corp.
3.950%, 06/15/25		1,700	1,636,994

39

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Expedia Group, Inc.
5.000%, 02/15/26	3,000	$2,898,981
Fidelity & Guaranty Life Holdings, Inc.
Ω 5.500%, 05/01/25	721	704,786
Fidelity National Information Services, Inc.
1.150%, 03/01/26	7,300	6,286,904
Fiserv, Inc.
3.200%, 07/01/26	3,750	3,440,618
Flex Ltd.
3.750%, 02/01/26	7,750	7,174,097
Fortune Brands Home & Security, Inc.
4.000%, 06/15/25	1,000	957,641
General Motors Co.
6.125%, 10/01/25	800	796,638
General Motors Financial Co., Inc.
2.750%, 06/20/25	2,000	1,840,197
1.250%, 01/08/26	3,000	2,559,196
# 5.250%, 03/01/26	1,500	1,453,505
Georgia-Pacific LLC
Ω 3.600%, 03/01/25	125	120,368
#Ω 0.950%, 05/15/26	1,537	1,326,651
Gilead Sciences, Inc.
3.650%, 03/01/26	7,379	6,986,569
GlaxoSmithKline Capital PLC
3.000%, 06/01/24	1,000	970,812
Global Payments, Inc.
3.750%, 06/01/23	1,000	989,772
1.500%, 11/15/24	1,000	915,613
1.200%, 03/01/26	400	341,268
Goldman Sachs Group, Inc.
3.750%, 02/25/26	6,700	6,295,195
Hewlett Packard Enterprise Co.
# 4.450%, 10/02/23	3,130	3,105,069
Humana, Inc.
3.850%, 10/01/24	6,850	6,676,900
International Business Machines Corp.
3.000%, 05/15/24	6,000	5,822,036
3.300%, 05/15/26	2,200	2,058,905
Interpublic Group of Cos., Inc.
4.200%, 04/15/24	1,002	981,480
Jabil, Inc.
1.700%, 04/15/26	4,500	3,901,792
JM Smucker Co.
3.500%, 03/15/25	1,000	958,840
JPMorgan Chase & Co.
3.300%, 04/01/26	7,900	7,372,094
Juniper Networks, Inc.
1.200%, 12/10/25	6,000	5,231,598

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Kellogg Co.
3.250%, 04/01/26		1,122	$1,050,905
Kinder Morgan, Inc.
4.300%, 06/01/25		2,000	1,946,131
Laboratory Corp. of America Holdings
1.550%, 06/01/26		2,000	1,736,324
Lazard Group LLC
3.750%, 02/13/25		2,460	2,366,167
3.625%, 03/01/27		4,000	3,657,415
Lennar Corp.
4.750%, 05/30/25		3,700	3,597,182
Marathon Petroleum Corp.
4.700%, 05/01/25		3,900	3,816,755
Marsh & McLennan Cos., Inc.
3.500%, 06/03/24		2,000	1,943,939
1.349%, 09/21/26	EUR	342	305,718
McDonald’s Corp.
3.700%, 01/30/26		1,287	1,234,804
McKesson Corp.
0.900%, 12/03/25		1,600	1,397,099
Medtronic Global Holdings SCA
0.000%, 10/15/25	EUR	800	717,971
1.125%, 03/07/27	EUR	1,400	1,258,242
Merck & Co., Inc.
0.500%, 11/02/24	EUR	700	661,179
MetLife, Inc.
5.375%, 12/09/24	GBP	800	922,786
Morgan Stanley
3.000%, 02/07/24	CAD	11,500	8,187,298
1.375%, 10/27/26	EUR	207	184,413
1.875%, 04/27/27	EUR	1,000	892,963
MPLX LP
4.875%, 12/01/24		165	161,973
1.750%, 03/01/26		3,900	3,400,191
Mylan, Inc.
Ω 3.125%, 01/15/23		3,550	3,527,955
4.200%, 11/29/23		331	324,750
National Retail Properties, Inc.
3.900%, 06/15/24		5,000	4,871,366
National Rural Utilities Cooperative Finance Corp.
# 1.000%, 06/15/26		2,600	2,250,992
NetApp, Inc.
1.875%, 06/22/25		7,000	6,327,906
Nuveen Finance LLC
Ω 4.125%, 11/01/24		7,000	6,779,448
ONEOK, Inc.
2.750%, 09/01/24		3,590	3,406,346
2.200%, 09/15/25		2,055	1,852,042
5.850%, 01/15/26		1,500	1,491,654
Oracle Corp.
# 2.500%, 04/01/25		1,000	934,303
1.650%, 03/25/26		7,450	6,540,023

40

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Ovintiv Exploration, Inc.
5.375%, 01/01/26		292	$285,522
Paramount Global
4.750%, 05/15/25		2,038	1,990,267
4.000%, 01/15/26		2,000	1,871,611
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω 4.000%, 07/15/25		2,000	1,900,042
Ω 4.450%, 01/29/26		1,715	1,629,262
Ω 1.700%, 06/15/26		4,000	3,420,832
Philip Morris International, Inc.
2.875%, 05/01/24		500	482,221
2.750%, 03/19/25	EUR	424	409,178
2.750%, 02/25/26		3,395	3,112,110
# 0.875%, 05/01/26		1,497	1,278,217
Phillips 66
1.300%, 02/15/26		3,500	3,056,056
Phillips 66 Co.
Ω 2.450%, 12/15/24		81	75,706
PPG Industries, Inc.
1.200%, 03/15/26		1,202	1,041,180
Prologis Euro Finance LLC
0.250%, 09/10/27	EUR	100	81,827
Prologis LP
3.000%, 06/02/26	EUR	1,550	1,468,141
Public Storage
0.875%, 02/15/26		4,000	3,459,509
PulteGroup, Inc.
5.500%, 03/01/26		3,000	2,943,639
PVH Corp.
# 4.625%, 07/10/25		4,851	4,627,589
Realty Income Corp.
1.875%, 01/14/27	GBP	300	291,171
Roche Holdings, Inc.
Ω 0.991%, 03/05/26		2,550	2,241,008
Roper Technologies, Inc.
1.000%, 09/15/25		1,500	1,327,038
Ross Stores, Inc.
4.600%, 04/15/25		2,000	1,958,369
Royalty Pharma PLC
1.200%, 09/02/25		8,000	7,056,327
Ryder System, Inc.
# 3.400%, 03/01/23		2,325	2,312,916
2.500%, 09/01/24		3,000	2,836,183
4.625%, 06/01/25		1,000	970,551
3.350%, 09/01/25		1,500	1,406,400
Schlumberger Finance BV
0.000%, 10/15/24	EUR	740	687,500
1.375%, 10/28/26	EUR	1,200	1,100,992
Sempra Energy
3.300%, 04/01/25		3,531	3,343,216
Simon Property Group LP
2.000%, 09/13/24		5,000	4,699,032
3.500%, 09/01/25		3,500	3,324,000
Sky Ltd.
2.500%, 09/15/26	EUR	3,467	3,296,591

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Southwest Airlines Co.
5.250%, 05/04/25		4,500	$4,475,373
Southwestern Electric Power Co.
1.650%, 03/15/26		5,345	4,697,459
Steel Dynamics, Inc.
2.400%, 06/15/25		2,100	1,941,129
Thermo Fisher Scientific Finance I BV
0.000%, 11/18/25	EUR	440	394,519
Thermo Fisher Scientific, Inc.
0.125%, 03/01/25	EUR	400	369,309
1.400%, 01/23/26	EUR	1,800	1,675,046
United Parcel Service, Inc.
2.125%, 05/21/24	CAD	5,000	3,528,205
1.625%, 11/15/25	EUR	1,000	945,087
UnitedHealth Group, Inc.
# 1.150%, 05/15/26		1,250	1,100,199
Utah Acquisition Sub, Inc.
3.950%, 06/15/26		2,000	1,821,514
Ventas Realty LP
3.500%, 04/15/24		1,000	969,964
2.650%, 01/15/25		2,000	1,869,265
Verizon Communications, Inc.
# 3.376%, 02/15/25		1,000	965,280
1.450%, 03/20/26		7,100	6,251,669
Viatris, Inc.
1.650%, 06/22/25		480	428,501
VMware, Inc.
1.400%, 08/15/26		3,725	3,177,830
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26		677	633,807
Wells Fargo & Co.
3.184%, 02/08/24	CAD	4,250	3,031,543
# 3.550%, 09/29/25		2,500	2,367,571
3.000%, 04/22/26		4,000	3,660,573
2.975%, 05/19/26	CAD	1,000	676,742
Western Union Co.
1.350%, 03/15/26		3,062	2,621,374
Williams Cos., Inc.
4.000%, 09/15/25		566	542,860
WRKCo, Inc.
4.650%, 03/15/26		500	484,095

TOTAL UNITED STATES			441,890,964

TOTAL BONDS			886,423,815

U.S. TREASURY OBLIGATIONS — (10.8%)
U.S. Treasury Notes
0.125%, 07/31/23		22,975	22,213,953
0.375%, 10/31/23		11,000	10,540,234
2.125%, 11/30/23		51,100	49,760,621
0.125%, 12/15/23		10,000	9,512,110
0.750%, 12/31/23		7,000	6,691,289

41

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
0.875%, 01/31/24	12,500	$11,926,270

TOTAL U.S. TREASURY OBLIGATIONS		110,644,477

TOTAL INVESTMENT SECURITIES (Cost $1,096,617,173)		997,068,292

	Shares	Value†

SECURITIES LENDING COLLATERAL — (2.3%)
@§ The DFA Short Term Investment Fund	2,014,338	$23,287,764

TOTAL INVESTMENTS — (100.0%) (Cost $1,119,914,118)		$1,020,356,056

As of October 31, 2022, DFA Selectively Hedged Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	12,303,819	EUR	12,269,352	Bank of America Corp.	11/22/22	$161,535
USD	3,396,130	EUR	3,387,599	State Street Bank and Trust	11/22/22	43,614
USD	7,520,482	EUR	7,517,092	UBS AG	11/22/22	81,241
NOK	96,835,141	USD	9,113,994	Bank of America Corp.	12/13/22	213,485
NOK	3,455,053	USD	327,009	Citibank, N.A.	12/13/22	5,793
USD	34,957,517	NOK	351,978,570	HSBC Bank	12/13/22	1,053,784
NOK	86,511,032	USD	8,064,881	HSBC Bank	12/13/22	268,146
NOK	33,869,336	USD	3,119,971	JP Morgan	12/13/22	142,435
USD	447,883	GBP	385,144	Bank of America Corp.	12/28/22	5,301
USD	878,914	EUR	878,669	Bank of America Corp.	12/29/22	6,303
USD	4,446,395	EUR	4,427,952	Bank of America Corp.	01/25/23	39,648
USD	402,048	GBP	349,446	Bank of America Corp.	01/25/23	141
USD	2,147,633	GBP	1,850,379	HSBC Bank	01/25/23	19,464
USD	48,305,304	AUD	74,137,807	NatWest Markets PLC	01/25/23	746,861
USD	26,952,539	EUR	26,678,264	State Street Bank and Trust	01/25/23	402,036
USD	396,776	EUR	395,414	UBS AG	01/25/23	3,255

Total Appreciation						$3,193,042
USD	1,480,894	EUR	1,537,703	State Street Bank and Trust	11/22/22	$(40,884)
NOK	16,285,578	USD	1,579,644	Bank of America Corp.	12/13/22	(10,963)
USD	6,288,306	EUR	6,332,564	Bank of New York Mellon	12/29/22	(603)
USD	15,495,855	EUR	15,769,460	UBS AG	12/29/22	(164,896)
USD	32,280,172	EUR	32,691,304	State Street Bank and Trust	01/03/23	(202,487)
USD	32,158,985	CAD	44,040,382	Bank of America Corp.	01/17/23	(201,570)
USD	34,610,150	CAD	47,544,780	Bank of America Corp.	01/19/23	(326,430)
USD	294,354	GBP	262,036	State Street Bank and Trust	01/25/23	(7,020)

Total (Depreciation)						$(954,853)

Total Appreciation (Depreciation)						$2,238,189

42

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$49,570,119	—	$49,570,119
Austria	—	1,395,768	—	1,395,768
Belgium	—	2,639,338	—	2,639,338
Canada	—	81,187,471	—	81,187,471
Denmark	—	614,825	—	614,825
Finland	—	1,871,059	—	1,871,059
France	—	25,010,161	—	25,010,161
Germany	—	46,254,283	—	46,254,283
Ireland	—	8,780,518	—	8,780,518
Italy	—	8,412,506	—	8,412,506
Japan	—	43,958,441	—	43,958,441
Luxembourg	—	187,184	—	187,184
Netherlands	—	11,175,981	—	11,175,981
Norway	—	15,007,312	—	15,007,312
Spain	—	14,264,916	—	14,264,916
Supranational Organization Obligations	—	43,135,971	—	43,135,971
Sweden	—	17,978,252	—	17,978,252
Switzerland	—	9,433,972	—	9,433,972
United Kingdom	—	63,654,774	—	63,654,774
United States	—	441,890,964	—	441,890,964
U.S. Treasury Obligations	—	110,644,477	—	110,644,477
Securities Lending Collateral	—	23,287,764	—	23,287,764
Forward Currency Contracts**	—	2,238,189	—	2,238,189

TOTAL	—	$1,022,594,245	—	$1,022,594,245

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

43

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^	Value†
		(000)
BONDS — (79.5%)
AUSTRALIA — (8.7%)
Australia & New Zealand Banking Group Ltd.
4.050%, 05/12/25	AUD	8,800	$5,532,116
# 3.700%, 11/16/25		25,712	24,684,731
Australia Government Bond
0.250%, 11/21/25	AUD	165,440	96,518,037
Bank of New Zealand
#Ω 1.000%, 03/03/26		2,140	1,851,668
Commonwealth Bank of Australia
4.200%, 08/18/25	AUD	17,300	10,894,949
Ω 1.125%, 06/15/26		154,303	133,401,694
National Australia Bank Ltd.
0.250%, 05/20/24	EUR	4,100	3,866,971
Ω 1.388%, 01/12/25		13,200	12,211,435
3.900%, 05/30/25	AUD	26,280	16,487,100
3.375%, 01/14/26		42,854	40,452,828
2.900%, 02/25/27	AUD	8,000	4,687,456
New South Wales Treasury Corp.
1.250%, 03/20/25	AUD	3,100	1,874,065
4.000%, 05/20/26	AUD	193,900	124,596,797
Queensland Treasury Corp.
5.750%, 07/22/24	AUD	7,900	5,226,783
Ω 4.750%, 07/21/25	AUD	10,000	6,552,918
Ω 3.250%, 07/21/26	AUD	122,000	76,356,542
South Australian Government Financing Authority
3.000%, 07/20/26	AUD	54,500	33,770,924
Treasury Corp. of Victoria
5.500%, 12/17/24	AUD	19,000	12,580,107
0.500%, 11/20/25	AUD	190,020	110,140,446
Westpac Banking Corp.
# 1.019%, 11/18/24		2,000	1,843,646
2.350%, 02/19/25		24,456	22,997,196
# 2.850%, 05/13/26		57,130	52,848,334
1.150%, 06/03/26		113,167	98,172,480
4.125%, 06/04/26	AUD	15,300	9,537,235

TOTAL AUSTRALIA			907,086,458

AUSTRIA — (0.9%)
Oesterreichische Kontrollbank AG
1.250%, 12/15/23	GBP	12,400	13,825,985
0.500%, 09/16/24		46,554	43,103,647
Republic of Austria
Government Bond
Ω 1.650%, 10/21/24	EUR	38,800	38,071,385

TOTAL AUSTRIA			95,001,017

BELGIUM — (2.8%)
Dexia Credit Local SA
0.500%, 07/22/23	GBP	41,700	46,705,863

		Face Amount^	Value†
		(000)
BELGIUM — (Continued)
0.000%, 05/29/24	EUR	4,400	$4,168,323
0.500%, 07/16/24		47,486	44,145,275
1.250%, 11/26/24	EUR	19,700	18,870,992
Euroclear Bank SA
0.125%, 07/07/25	EUR	1,950	1,773,305
Kingdom of Belgium Government Bond
Ω 2.600%, 06/22/24	EUR	52,200	52,066,907
Ω 0.500%, 10/22/24	EUR	94,600	90,793,002
Ω 0.800%, 06/22/25	EUR	33,200	31,769,423

TOTAL BELGIUM			290,293,090

CANADA — (9.1%)
Alberta, Province of Canada
2.950%, 01/23/24		7,700	7,530,369
Bank of Montreal
2.890%, 06/20/23	CAD	60,700	44,009,115
2.700%, 09/11/24	CAD	67,550	47,663,074
Bank of Nova Scotia
2.290%, 06/28/24	CAD	70,000	49,286,967
Canadian Imperial Bank of Commerce
2.970%, 07/11/23	CAD	35,000	25,358,975
CDP Financial, Inc.
# 3.150%, 07/24/24		16,980	16,524,314
CPPIB Capital, Inc.
0.375%, 07/25/23	GBP	13,100	14,676,581
0.875%, 12/17/24	GBP	19,100	20,451,294
Ω 0.875%, 09/09/26		28,544	24,644,143
Export Development Canada
1.375%, 12/08/23	GBP	8,000	8,942,192
2.625%, 02/21/24		25,800	25,144,015
0.000%, 01/27/25	EUR	11,466	10,655,361
Manitoba, Province of Canada
2.600%, 04/16/24		39,500	38,313,025
OMERS Finance Trust
0.450%, 05/13/25	EUR	46,925	43,525,907
Ontario Teachers’ Finance Trust
0.500%, 05/06/25	EUR	20,150	18,739,387
Ontario, Province of Canada
0.500%, 12/15/23	GBP	3,600	3,983,816
3.050%, 01/29/24		90,079	88,226,075
0.875%, 01/21/25	EUR	2,400	2,271,026
3.100%, 08/26/25	AUD	3,830	2,366,464
Province of Alberta Canada
0.500%, 04/16/25	EUR	29,600	27,666,489
0.625%, 04/18/25	EUR	34,376	32,197,303
Province of Ontario Canada
3.400%, 10/17/23		7,500	7,395,417

44

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
CANADA — (Continued)
Province of Quebec Canada
0.750%, 12/13/24	GBP	16,700	$17,880,157
0.875%, 01/15/25	EUR	15,608	14,781,396
PSP Capital, Inc.
# 0.500%, 09/15/24		7,187	6,646,897
Quebec, Province of Canada
2.500%, 04/09/24		92,463	89,642,879
0.200%, 04/07/25	EUR	666	618,032
Royal Bank of Canada
2.333%, 12/05/23	CAD	16,450	11,746,412
4.200%, 06/22/26	AUD	6,439	4,018,786
Toronto-Dominion Bank
3.226%, 07/24/24	CAD	67,847	48,433,400
0.750%, 09/11/25		12,650	11,089,438
0.750%, 01/06/26		64,825	55,928,637
# 1.200%, 06/03/26		151,863	130,851,849
TOTAL CANADA			951,209,192
DENMARK — (3.3%)
Denmark Government Bond
0.000%, 11/15/24	DKK	2,337,000	296,539,657
Kommunekredit
1.000%, 12/15/23		21,800	20,913,092
2.000%, 06/25/24	GBP	14,650	16,261,347
0.750%, 08/15/24	GBP	900	975,708
Novo Nordisk Finance
Netherlands BV
0.750%, 03/31/25	EUR	3,900	3,659,823

TOTAL DENMARK			338,349,627

FINLAND — (1.5%)
Finland Government Bond
Ω 0.000%, 09/15/24	EUR	63,250	60,240,173
Ω 0.875%, 09/15/25	EUR	16,200	15,470,024
Kuntarahoitus Oyj
0.000%, 11/15/24	EUR	19,500	18,255,294
0.875%, 12/16/24	GBP	25,000	26,845,086
Nordea Bank Abp
#Ω 0.750%, 08/28/25		37,450	32,854,885

TOTAL FINLAND			153,665,462

FRANCE — (5.2%)
Agence Francaise de Developpement EPIC
0.000%, 03/25/25	EUR	58,300	54,191,362
0.625%, 01/22/26		169,800	149,111,568
BNP Paribas SA
2.875%, 09/26/23	EUR	2,209	2,183,319
Bpifrance SACA
0.500%, 05/25/25	EUR	3,000	2,811,120
Caisse d’Amortissement de la Dette Sociale
0.375%, 05/27/24		54,000	50,453,280

		Face Amount^	Value†
		(000)
FRANCE — (Continued)
1.375%, 11/25/24	EUR	29,642	$28,577,174
French Republic Government Bond OAT
1.750%, 11/25/24	EUR	9,000	8,826,764
0.000%, 02/25/25	EUR	120,700	113,451,595
Sanofi
0.875%, 04/06/25	EUR	5,000	4,720,217
SFIL SA
0.625%, 02/09/26		56,400	49,369,417
SNCF Reseau
4.500%, 01/30/24	EUR	5,300	5,362,748
Societe Nationale SNCF SA
4.625%, 02/02/24	EUR	17,600	17,813,762
4.125%, 02/19/25	EUR	4,550	4,638,006
Unedic Asseo
2.375%, 05/25/24	EUR	20,200	19,911,140
0.125%, 11/25/24	EUR	22,800	21,435,907
0.625%, 02/17/25	EUR	6,000	5,681,906

TOTAL FRANCE			538,539,285

GERMANY — (6.5%)
Erste Abwicklungsanstalt
0.250%, 03/01/24		51,800	48,808,861
0.875%, 10/30/24		64,800	60,036,744
FMS Wertmanagement
2.750%, 01/30/24		3,542	3,460,214
0.375%, 05/06/24		12,000	11,248,944
Free State of Bavaria
0.010%, 01/17/25	EUR	3,500	3,269,336
Kreditanstalt fuer Wiederaufbau
1.250%, 12/29/23	GBP	4,167	4,646,152
# 0.250%, 03/08/24		111,100	104,759,048
1.625%, 05/10/24		65,000	62,112,830
0.125%, 10/04/24	EUR	11,300	10,722,119
0.000%, 11/15/24	EUR	12,540	11,828,240
1.375%, 12/09/24	GBP	9,500	10,332,434
0.000%, 02/18/25	EUR	32,820	30,737,650
4.000%, 02/27/25	AUD	2,590	1,657,123
0.010%, 03/31/25	EUR	4,843	4,522,561
0.375%, 04/23/25	EUR	7,171	6,748,701
3.200%, 09/11/26	AUD	15,800	9,724,096
Land Berlin
0.250%, 04/22/25	EUR	4,000	3,728,192
Land Hessen
0.000%, 03/10/25	EUR	13,300	12,367,085
Landeskreditbank Baden-Wuerttemberg Foerderbank
1.375%, 12/15/23	GBP	4,780	5,336,108
2.000%, 07/23/24		113,054	108,023,323
0.375%, 12/09/24	GBP	37,593	39,969,572
4.250%, 08/07/25	AUD	2,300	1,465,169
Landwirtschaftliche Rentenbank
3.125%, 11/14/23		3,000	2,953,590
4.750%, 04/08/24	AUD	19,000	12,282,427

45

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
GERMANY — (Continued)
0.400%, 09/23/24	AUD	3,000	$1,791,815
4.250%, 01/09/25	AUD	3,400	2,181,605
4.750%, 05/06/26	AUD	31,370	20,369,678
NRW Bank
1.375%, 12/15/23	GBP	9,000	10,041,822
0.375%, 12/16/24	GBP	31,400	33,367,775
1.050%, 03/31/26	AUD	27,092	15,438,711
State of North
Rhine-Westphalia Germany
0.625%, 12/16/24	GBP	20,200	21,556,456

TOTAL GERMANY			675,488,381

IRELAND — (2.0%)
Ireland Government Bond
3.400%, 03/18/24	EUR	98,500	98,976,979
5.400%, 03/13/25	EUR	107,800	114,545,050

TOTAL IRELAND			213,522,029

NETHERLANDS — (3.8%)
BNG Bank NV
2.000%, 04/12/24	GBP	34,400	38,324,713
Ω 3.500%, 08/26/24		26,700	26,135,829
0.500%, 04/16/25	EUR	7,300	6,845,461
3.250%, 07/15/25	AUD	45,975	28,570,053
1.900%, 11/26/25	AUD	5,690	3,386,784
Cooperatieve Rabobank UA
1.375%, 01/10/25		9,885	9,078,439
Nederlandse Waterschapsbank NV
1.125%, 03/15/24		7,700	7,340,193
2.000%, 12/16/24	GBP	34,950	38,356,053
3.400%, 07/22/25	AUD	2,500	1,559,551
2.250%, 09/04/25	AUD	2,880	1,738,992
Netherlands Government Bond
Ω 0.000%, 01/15/24	EUR	25,000	24,140,519
Ω 2.000%, 07/15/24	EUR	165,900	164,067,360
Ω 0.250%, 07/15/25	EUR	21,700	20,451,686
Network Rail Infrastructure
Finance PLC
4.750%, 01/22/24	GBP	12,360	14,314,854
Shell International Finance BV
1.125%, 04/07/24	EUR	1,800	1,734,111
0.750%, 05/12/24	EUR	5,000	4,782,407

TOTAL NETHERLANDS			390,827,005

NEW ZEALAND — (0.5%)
New Zealand Local Government
Funding Agency Bond
2.250%, 04/15/24	NZD	86,399	48,173,158
2.750%, 04/15/25	NZD	9,466	5,192,075

TOTAL NEW ZEALAND			53,365,233

		Face Amount^	Value†
		(000)
NORWAY — (2.1%)
Kommunalbanken AS
0.250%, 12/08/23		8,824	$8,402,566
1.500%, 12/15/23	GBP	3,300	3,688,238
2.750%, 02/05/24		11,438	11,163,122
2.000%, 06/19/24		42,700	40,905,428
1.000%, 12/12/24	GBP	14,550	15,660,582
4.250%, 07/16/25	AUD	40,634	25,952,944
4.000%, 08/20/25	NZD	943	530,784
0.600%, 06/01/26	AUD	21,226	11,866,748
Norway Government Bond
Ω 3.000%, 03/14/24	NOK	728,000	69,549,663
Ω 1.750%, 03/13/25	NOK	333,900	30,815,288

TOTAL NORWAY			218,535,363

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (15.0%)
African Development Bank
4.750%, 03/06/24	AUD	2,500	1,612,773
0.875%, 12/16/24	GBP	2,000	2,147,804
4.000%, 01/10/25	AUD	34,000	21,653,483
4.500%, 06/02/26	AUD	24,000	15,419,379
Asian Development Bank
1.375%, 12/15/23	GBP	42,840	47,858,320
1.625%, 03/15/24		212,135	203,441,708
0.375%, 06/11/24		23,732	22,160,704
3.750%, 03/12/25	AUD	25,500	16,170,338
3.700%, 06/17/25	AUD	20,400	12,910,871
0.800%, 11/06/25	AUD	4,595	2,660,247
0.500%, 05/05/26	AUD	22,755	12,794,133
Asian Infrastructure Investment Bank
2.250%, 05/16/24		25,326	24,391,468
1.000%, 05/06/26	AUD	12,400	7,031,794
Council Of Europe Development Bank
0.375%, 03/27/25	EUR	13,562	12,675,522
Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial
0.250%, 02/09/24	EUR	2,878	2,757,151
European Financial Stability Facility
2.125%, 02/19/24	EUR	27,650	27,252,310
0.000%, 04/19/24	EUR	20,600	19,674,854
1.750%, 06/27/24	EUR	4,010	3,919,646
0.400%, 02/17/25	EUR	7,050	6,644,832
0.500%, 07/11/25	EUR	2,096	1,964,696
0.000%, 10/15/25	EUR	10,400	9,552,328
European Investment Bank
3.125%, 12/14/23		41,000	40,325,960
0.875%, 12/15/23	GBP	28,520	31,708,775
3.250%, 01/29/24		15,583	15,321,517
# 2.250%, 06/24/24		43,200	41,614,992
4.750%, 08/07/24	AUD	8,300	5,372,942

46

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS (Continued)
0.750%, 09/09/24	NOK	113,000	$10,324,742
0.875%, 09/13/24	EUR	7,450	7,150,201
0.750%, 11/15/24	GBP	23,544	25,368,353
1.375%, 03/07/25	GBP	29,561	31,879,729
0.000%, 03/25/25	EUR	1,520	1,414,847
2.900%, 10/17/25	AUD	29,152	17,988,621
European Stability Mechanism
0.100%, 07/31/23	EUR	1,307	1,272,712
0.000%, 12/16/24	EUR	8,500	7,972,422
0.000%, 03/14/25	EUR	27,177	25,326,964
European Union
0.500%, 04/04/25	EUR	27,000	25,480,418
0.800%, 07/04/25	EUR	169,950	160,825,447
0.000%, 07/06/26	EUR	11,200	10,061,947
Inter-American Development Bank
1.250%, 12/15/23	GBP	99,128	110,614,604
3.000%, 02/21/24		13,467	13,188,215
3.250%, 07/01/24		27,940	27,279,840
4.750%, 08/27/24	AUD	20,500	13,250,304
1.375%, 12/15/24	GBP	49,070	53,289,609
2.750%, 10/30/25	AUD	31,559	19,382,989
2.700%, 01/29/26	AUD	5,055	3,073,330
4.250%, 06/11/26	AUD	56,000	35,687,411
Inter-American Investment Corp.
1.750%, 10/02/24		4,860	4,594,479
International Bank for Reconstruction & Development
2.500%, 03/19/24		134,143	130,345,412
2.250%, 03/28/24		37,370	36,175,850
1.375%, 02/19/25	NZD	8,388	4,480,116
0.500%, 05/18/26	AUD	41,779	23,412,107
International Development Association
0.750%, 12/12/24	GBP	7,843	8,411,983
International Finance Corp.
4.000%, 04/03/25	AUD	54,892	35,075,618
3.600%, 02/24/26	AUD	23,700	14,869,173
3.200%, 07/22/26	AUD	107,200	66,097,021
Nordic Investment Bank
1.125%, 12/15/23	GBP	4,080	4,542,523
4.750%, 02/28/24	AUD	14,000	9,035,999
1.500%, 03/13/25	NOK	106,500	9,729,059

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			1,556,640,592

SWEDEN — (8.4%)
Kommuninvest I Sverige AB
3.250%, 01/16/24		30,663	30,121,534
0.375%, 02/16/24		4,200	3,971,940
1.375%, 05/08/24		57,300	54,466,515
Ω 1.375%, 05/08/24		14,250	13,549,470

		Face Amount^	Value†
		(000)
SWEDEN — (Continued)
Ω 2.875%, 07/03/24		60,617	$58,815,220
1.000%, 10/02/24	SEK	639,000	55,330,758
1.000%, 05/12/25	SEK	259,000	22,098,440
Skandinaviska Enskilda Banken AB
#Ω 0.850%, 09/02/25		59,880	52,715,358
#Ω 1.400%, 11/19/25		159,000	140,719,831
#Ω 1.200%, 09/09/26		170,450	145,692,262
Svensk Exportkredit AB
1.375%, 12/15/23	GBP	15,480	17,274,241
0.375%, 07/30/24		72,022	66,853,173
3.625%, 09/03/24		115,000	112,674,066
0.625%, 10/07/24		18,900	17,479,665
Svenska Handelsbanken AB
Ω 0.550%, 06/11/24		4,500	4,177,071
0.125%, 06/18/24	EUR	3,650	3,426,806
1.000%, 04/15/25	EUR	5,000	4,692,210
Sweden Government Bond
Ω 1.500%, 11/13/23	SEK	80,000	7,187,842
2.500%, 05/12/25	SEK	701,500	63,654,841

TOTAL SWEDEN			874,901,243

SWITZERLAND — (0.1%)
Novartis Capital Corp.
3.400%, 05/06/24		10,000	9,806,272
Novartis Finance SA
0.125%, 09/20/23	EUR	4,000	3,875,987

TOTAL SWITZERLAND			13,682,259

UNITED KINGDOM — (1.4%)
United Kingdom Gilt
0.125%, 01/31/24	GBP	71,000	78,292,346
0.250%, 01/31/25	GBP	58,800	62,681,375

TOTAL UNITED KINGDOM			140,973,721

UNITED STATES — (8.2%)
Abbott Ireland Financing DAC
0.100%, 11/19/24	EUR	5,300	4,947,176
Amazon.com, Inc.
# 2.730%, 04/13/24		120,000	116,839,368
# 0.450%, 05/12/24		29,300	27,476,537
# 1.000%, 05/12/26		171,552	150,159,315
Apple, Inc.
1.125%, 05/11/25		9,948	9,096,593
# 0.700%, 02/08/26		156,555	137,084,754
3.600%, 06/10/26	AUD	4,150	2,561,657
Berkshire Hathaway, Inc.
# 3.125%, 03/15/26		39,087	37,041,170
Chevron Corp.
1.554%, 05/11/25		29,200	26,938,506
# 3.326%, 11/17/25		6,347	6,118,064
Chevron USA, Inc.
0.687%, 08/12/25		7,884	7,053,425

47

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES —(Continued)
Exxon Mobil Corp.
0.142%, 06/26/24	EUR	7,939	$7,478,378
Merck & Co., Inc.
# 0.750%, 02/24/26		9,029	7,916,162
National Securities Clearing Corp.
1.500%, 04/23/25		27,988	25,616,382
Ω 1.500%, 04/23/25		12,157	11,126,853
#Ω 0.750%, 12/07/25		31,144	27,268,601
Nestle Holdings, Inc.
Ω 0.625%, 01/15/26		22,181	19,355,505
Procter & Gamble Co.
1.125%, 11/02/23	EUR	1,030	1,002,527
0.500%, 10/25/24	EUR	920	871,579
# 1.000%, 04/23/26		30,585	27,061,839
Roche Finance Europe BV
0.875%, 02/25/25	EUR	3,106	2,964,711
Roche Holdings, Inc.
Ω 1.882%, 03/08/24		106,000	101,877,660
Ω 0.991%, 03/05/26		36,750	32,296,880
Ω 2.625%, 05/15/26		6,253	5,774,654
Visa, Inc.
# 3.150%, 12/14/25		20,453	19,492,761
Walmart, Inc.
# 1.050%, 09/17/26		48,862	42,528,702

TOTAL UNITED STATES			857,949,759

TOTAL BONDS			8,270,029,716

	Face Amount^	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (20.2%)
U.S. Treasury Notes
0.125%, 07/15/23	110,000	$106,553,907
0.125%, 07/31/23	195,500	189,024,062
0.125%, 08/15/23	383,000	369,669,804
0.125%, 12/15/23	91,000	86,560,196
0.750%, 12/31/23	344,000	328,829,063
0.875%, 01/31/24	442,000	421,712,890
2.500%, 01/31/24	120,000	116,887,500
0.125%, 02/15/24	259,000	244,461,602
0.375%, 04/15/24	248,000	233,149,063
TOTAL U.S. TREASURY OBLIGATIONS		2,096,848,087

TOTAL INVESTMENT SECURITIES (Cost $11,071,209,799)		10,366,877,803

	Shares
SECURITIES LENDING COLLATERAL — (0.3%)
@§ The DFA Short Term Investment Fund	2,741,798	31,697,924

TOTAL INVESTMENTS —(100.0%) (Cost $11,102,918,862)		$10,398,575,727

As of October 31, 2022, DFA Five-Year Global Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	138,255,786	EUR	137,798,694	Morgan Stanley and Co. International	11/03/22	$2,066,979
USD	48,921,397	GBP	42,439,379	Bank of America Corp.	11/04/22	249,404
USD	32,607,485	GBP	28,267,573	Citibank, N.A.	11/04/22	188,558
USD	5,469,166	GBP	4,743,059	State Street Bank and Trust	11/04/22	29,545
USD	6,245,694	EUR	6,152,293	Bank of America Corp.	11/09/22	162,788
USD	54,027,677	EUR	53,554,194	Citibank, N.A.	11/09/22	1,077,483
USD	90,804,520	EUR	90,555,019	State Street Bank and Trust	11/09/22	1,270,808
USD	139,302,330	EUR	138,217,393	JP Morgan	11/10/22	2,634,001
USD	33,027,725	SEK	351,905,625	Bank of America Corp.	11/16/22	1,127,041
USD	4,649,409	SEK	49,710,347	Citibank, N.A.	11/16/22	143,104
USD	35,020,739	DKK	258,597,768	Bank of America Corp.	11/22/22	645,680
USD	3,842,349	EUR	3,809,714	Citibank, N.A.	11/22/22	72,090
USD	6,344,496	DKK	47,065,662	HSBC Bank	11/22/22	88,120
USD	35,190,649	DKK	260,698,044	JP Morgan	11/22/22	536,401
USD	44,561,644	EUR	44,421,365	JP Morgan	11/22/22	600,329
USD	3,496,702	EUR	3,461,866	Morgan Stanley and Co. International	11/22/22	70,689
USD	28,879,950	EUR	28,755,625	State Street Bank and Trust	11/22/22	422,133
USD	64,807,582	EUR	64,754,715	UBS AG	11/22/22	723,501

48

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	8,215,440	SEK	87,137,315	Bank of America Corp.	11/23/22	$312,727
USD	8,631,417	SEK	91,020,843	Citibank, N.A.	11/23/22	376,498
USD	52,255,054	EUR	52,018,578	Citibank, N.A.	11/23/22	771,516
USD	9,719,923	SEK	104,347,252	HSBC Bank	11/23/22	256,396
USD	9,463,660	SEK	99,997,340	JP Morgan	11/23/22	394,639
USD	70,040,320	EUR	69,958,650	JP Morgan	11/23/22	801,232
USD	8,103,812	SEK	87,106,130	UBS AG	11/23/22	203,928
USD	109,107,015	CAD	143,688,843	HSBC Bank	11/30/22	3,619,169
USD	52,900,343	CAD	69,491,186	JP Morgan	12/05/22	1,879,489
USD	116,800,048	DKK	861,965,666	Bank of America Corp.	12/07/22	2,069,856
NOK	117,396,068	USD	11,059,260	HSBC Bank	12/22/22	252,767
USD	19,589,220	EUR	19,597,551	Bank of America Corp.	12/28/22	128,772
USD	13,177,535	EUR	13,269,813	Bank of New York Mellon	12/28/22	556
USD	83,278,397	AUD	128,281,002	State Street Bank and Trust	12/28/22	1,070,653
USD	87,046,317	AUD	134,086,277	Bank of America Corp.	12/29/22	1,114,988
USD	10,401,978	EUR	10,342,385	UBS AG	12/29/22	130,890
USD	6,105,623	AUD	9,395,440	Bank of America Corp.	01/03/23	83,240
USD	143,539,458	EUR	143,436,542	HSBC Bank	01/03/23	1,018,369
USD	103,757,508	DKK	771,976,278	Morgan Stanley and Co. International	01/03/23	709,368
USD	6,108,715	AUD	9,400,000	State Street Bank and Trust	01/03/23	83,409
USD	71,463,354	AUD	110,292,995	UBS AG	01/03/23	766,648
USD	79,424,733	AUD	122,604,414	Bank of New York Mellon	01/05/23	830,996
NZD	1,192,081	USD	678,417	Citibank, N.A.	01/05/23	15,321
NOK	62,495,788	USD	5,880,322	HSBC Bank	01/05/23	144,898
AUD	4,044,400	USD	2,541,303	Australia & New Zealand Banking Group Ltd.	01/06/23	51,391
AUD	10,724,116	USD	6,735,622	Bank of America Corp.	01/06/23	139,155
USD	112,419,694	AUD	174,782,134	Citibank, N.A.	01/06/23	374,258
USD	2,903,069	AUD	4,458,035	State Street Bank and Trust	01/09/23	44,909
CAD	36,092,308	USD	26,262,224	Bank of America Corp.	01/12/23	256,208
USD	42,987,527	EUR	42,872,359	Bank of America Corp.	01/13/23	357,769
USD	70,027,950	AUD	107,877,042	UBS AG	01/25/23	826,226
USD	148,032,504	GBP	127,575,328	HSBC Bank	01/26/23	1,300,871
USD	25,987,274	EUR	25,589,188	State Street Bank and Trust	01/27/23	516,918

Total Appreciation						$33,012,684
USD	82,543,762	GBP	73,280,710	Bank of New York Mellon	11/03/22	$(1,496,707)
USD	50,885,580	GBP	45,846,768	HSBC Bank	11/03/22	(1,692,840)
USD	60,458,753	GBP	53,921,866	State Street Bank and Trust	11/04/22	(1,382,036)
USD	58,884,879	GBP	53,070,650	HSBC Bank	11/10/22	(1,989,294)
USD	78,198,516	GBP	70,116,487	State Street Bank and Trust	11/10/22	(2,227,918)
USD	5,626,259	DKK	42,364,231	Citibank, N.A.	11/22/22	(5,162)
USD	37,454,997	SEK	421,706,109	Citibank, N.A.	11/28/22	(803,113)
CAD	96,771,547	USD	72,355,263	UBS AG	11/30/22	(1,311,320)
NOK	147,654,264	USD	14,247,984	Bank of America Corp.	12/22/22	(20,344)
USD	85,898,419	NOK	921,165,269	Societe Generale	12/22/22	(2,863,035)
USD	49,564,820	EUR	50,324,315	Bank of New York Mellon	12/29/22	(412,574)
USD	49,101,491	EUR	49,977,548	HSBC Bank	12/29/22	(531,527)
USD	79,108,820	NOK	834,826,107	HSBC Bank	01/05/23	(1,376,790)
USD	58,032,453	NZD	101,601,985	HSBC Bank	01/05/23	(1,095,363)
NOK	153,767,685	USD	15,004,131	HSBC Bank	01/05/23	(179,384)
USD	140,024,974	EUR	141,906,440	Morgan Stanley and Co. International	01/06/23	(1,006,568)
USD	64,296,897	AUD	101,193,602	UBS AG	01/09/23	(580,899)
USD	129,418,806	EUR	131,993,726	State Street Bank and Trust	01/10/23	(1,799,342)
USD	76,639,798	AUD	121,221,196	UBS AG	01/10/23	(1,080,936)
USD	31,705,783	SEK	357,067,106	Citibank, N.A.	01/11/23	(832,730)
USD	137,425,156	EUR	141,106,092	State Street Bank and Trust	01/12/23	(2,872,245)
USD	58,951,567	CAD	82,137,048	State Street Bank and Trust	01/12/23	(1,397,737)
USD	65,162,312	AUD	104,895,787	UBS AG	01/12/23	(2,096,157)

49

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	88,770,741	EUR	90,138,676	Bank of America Corp.	01/13/23	$(857,870)
USD	79,162,609	AUD	124,982,607	UBS AG	01/13/23	(978,217)
USD	67,094,381	AUD	106,495,637	Citibank, N.A.	01/17/23	(1,201,932)
USD	52,261,203	CAD	71,562,153	UBS AG	01/17/23	(322,150)
USD	144,691,918	GBP	127,821,951	State Street Bank and Trust	01/19/23	(2,296,193)
USD	54,394,255	CAD	75,143,275	Bank of America Corp.	01/20/23	(822,898)
USD	140,593,628	GBP	126,616,302	HSBC Bank	01/20/23	(5,011,900)
USD	68,091,780	AUD	107,724,988	Bank of America Corp.	01/23/23	(1,007,533)
USD	132,313,443	EUR	133,098,270	State Street Bank and Trust	01/24/23	(137,772)
USD	67,067,420	AUD	105,773,230	UBS AG	01/24/23	(782,345)
USD	19,044,994	GBP	16,953,358	State Street Bank and Trust	01/25/23	(453,511)

Total (Depreciation)						$(42,926,342)

Total Appreciation (Depreciation)						$(9,913,658)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$907,086,458	—	$907,086,458
Austria	—	95,001,017	—	95,001,017
Belgium	—	290,293,090	—	290,293,090
Canada	—	951,209,192	—	951,209,192
Denmark	—	338,349,627	—	338,349,627
Finland	—	153,665,462	—	153,665,462
France	—	538,539,285	—	538,539,285
Germany	—	675,488,381	—	675,488,381
Ireland	—	213,522,029	—	213,522,029
Netherlands	—	390,827,005	—	390,827,005
New Zealand	—	53,365,233	—	53,365,233
Norway	—	218,535,363	—	218,535,363
Supranational Organization Obligations	—	1,556,640,592	—	1,556,640,592
Sweden	—	874,901,243	—	874,901,243
Switzerland	—	13,682,259	—	13,682,259
United Kingdom	—	140,973,721	—	140,973,721
United States	—	857,949,759	—	857,949,759
U.S. Treasury Obligations	—	2,096,848,087	—	2,096,848,087
Securities Lending Collateral	—	31,697,924	—	31,697,924
Forward Currency Contracts**	—	(9,913,658)	—	(9,913,658)

TOTAL	—	$10,388,662,069	—	$10,388,662,069

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

50

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^	Value†
		(000)
BONDS — (96.2%)
AUSTRALIA — (7.8%)
New South Wales Treasury Corp.
2.000%, 03/20/31	AUD	20,000	$10,651,930
1.750%, 03/20/34	AUD	6,000	2,844,304
Queensland Treasury Corp.
Ω 3.500%, 08/21/30	AUD	34,500	20,932,180
Ω 1.750%, 08/21/31	AUD	7,000	3,619,831
Ω 1.750%, 07/20/34	AUD	7,000	3,294,419
South Australian Government Financing Authority
1.750%, 05/24/32	AUD	6,000	3,008,951
Treasury Corp. of Victoria
4.250%, 12/20/32	AUD	10,000	6,233,000
2.250%, 11/20/34	AUD	51,500	25,380,075
2.000%, 09/17/35	AUD	11,000	5,128,600
Western Australian Treasury Corp.
2.000%, 10/24/34	AUD	10,000	4,838,049

TOTAL AUSTRALIA			85,931,339

BELGIUM — (1.8%)
Dexia Credit Local SA
0.000%, 01/21/28	EUR	10,000	8,485,824
Kingdom of Belgium Government Bond
4.000%, 03/28/32	EUR	2,800	3,062,210
Ω 1.250%, 04/22/33	EUR	9,000	7,729,530

TOTAL BELGIUM			19,277,564

CANADA — (10.6%)
CPPIB Capital, Inc.
0.875%, 02/06/29	EUR	12,100	10,466,681
1.500%, 03/04/33	EUR	31,520	26,277,829
Ontario Teachers’ Finance Trust
0.100%, 05/19/28	EUR	37,000	30,907,719
1.850%, 05/03/32	EUR	13,000	11,186,329
Province of Quebec Canada
0.875%, 07/05/28	EUR	5,000	4,387,839
0.000%, 10/15/29	EUR	30,700	24,483,612
0.000%, 10/29/30	EUR	11,500	8,837,597

TOTAL CANADA			116,547,606

DENMARK — (3.5%)
Denmark Government Bond
0.500%, 11/15/29	DKK	138,000	16,024,104
0.000%, 11/15/31	DKK	152,000	16,067,943
Kommunekredit
0.000%, 11/17/29	EUR	7,917	6,370,983

TOTAL DENMARK			38,463,030

		Face Amount^	Value†
		(000)
FINLAND — (5.7%)
Finland Government Bond
Ω 1.125%, 04/15/34	EUR	45,000	$36,840,017
Kuntarahoitus Oyj
1.250%, 02/23/33	EUR	30,511	25,438,447

TOTAL FINLAND			62,278,464

FRANCE — (24.4%)
Action Logement Services
0.500%, 10/30/34	EUR	25,200	18,068,023
Agence Francaise de Developpement
1.375%, 07/05/32	EUR	13,000	11,036,555
Agence Francaise de Developpement EPIC
0.875%, 05/25/31	EUR	5,500	4,606,479
French Republic Government Bond OAT
1.250%, 05/25/34	EUR	82,000	68,405,483
4.750%, 04/25/35	EUR	46,000	54,057,149
Ω 1.250%, 05/25/36	EUR	65,000	52,220,587
SNCF Reseau
5.250%,12 /07/28	GBP	11,713	13,897,924
5.000%, 10/10/33	EUR	11,000	12,629,221
Societe Nationale SNCF SA
0.625%, 04/17/30	EUR	26,000	21,792,989
Unedic Asseo
1.500%, 04/20/32	EUR	9,000	7,842,503
1.250%, 05/25/33	EUR	3,400	2,812,159

TOTAL FRANCE			267,369,072

GERMANY — (7.0%)
Deutsche Bahn Finance GMBH
1.625%, 08/16/33	EUR	4,773	3,890,276
Kreditanstalt fuer Wiederaufbau
0.125%, 01/09/32	EUR	30,000	23,214,875
5.750%, 06/07/32	GBP	19,775	25,737,308
0.050%, 09/29/34	EUR	10,000	7,055,451
State of North Rhine-Westphalia Germany
2.375%, 05/13/33	EUR	9,000	8,419,206
1.100%, 03/13/34	EUR	10,000	8,068,762

TOTAL GERMANY			76,385,878

NETHERLANDS — (2.9%)
BNG Bank NV
3.300%, 04/26/29	AUD	25,000	14,601,373
Nederlandse Waterschapsbank NV
0.500%, 04/29/30	EUR	6,500	5,377,613

51

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
NETHERLANDS — (Continued)
Network Rail Infrastructure Finance PLC
4.375%, 12/09/30	GBP	9,710	$11,325,171

TOTAL NETHERLANDS			31,304,157

NEW ZEALAND — (3.0%)
New Zealand Government Bond
3.500%, 04/14/33	NZD	60,000	32,884,803

NORWAY — (2.2%)
Equinor ASA
6.875%, 03/11/31	GBP	19,124	24,514,473

SUPRANATIONAL ORGANIZATION OBLIGATIONS —(13.8%)
Asian Development Bank
2.350%, 06/21/27	JPY	1,830,000	13,504,153
0.750%, 12/07/27	GBP	7,000	6,714,234
EUROFIMA
3.350%, 05/21/29	AUD	15,000	8,686,009
Eurofima Europaeische Gesellschaft fuer die Finanzierung von Eisenbahnmaterial
0.150%, 10/10/34	EUR	30,000	20,808,447
European Financial Stability Facility
1.250%, 05/24/33 ,	EUR	30,000	24,914,938
European Investment Bank
1.900%, 01/26/26	JPY	2,297,800	16,364,078
2.150%, 01/18/27	JPY	517,100	3,764,088
1.375%, 05/12/28	SEK	110,000	8,981,022
European Stability Mechanism
1.200%, 05/23/33	EUR	38,500	31,729,808

		Face Amount^	Value†
		(000)
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
European Union
1.250%, 04/04/33	EUR	10,000	$8,337,309
International Bank for Reconstruction & Development
1.200%, 08/08/34	EUR	10,000	8,047,278

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			151,851,364

SWEDEN — (0.9%)
Sweden Government Bond
0.750%, 05/12/28	SEK	120,000	9,988,938

UNITED KINGDOM — (12.6%)
United Kingdom Gilt
0.625%, 07/31/35	GBP	176,000	138,412,032

TOTAL BONDS			1,055,208,720

U.S. TREASURY OBLIGATIONS — (3.8%)
U.S. Treasury Notes
2.375%, 03/31/29		47,000	42,112,734

TOTAL INVESTMENT SECURITIES (Cost $1,509,887,517)			1,097,321,454

TOTAL INVESTMENTS — (100.0%) (Cost $1,509,887,517)			$1,097,321,454

As of October 31, 2022, DFA World ex U.S. Government Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	98,124,947	EUR	97,690,430	State Street Bank and Trust	11/01/22	$1,582,408
GBP	11,673,552	USD	12,926,415	Morgan Stanley and Co. International	11/07/22	462,552
USD	4,171,832	CAD	5,503,488	Citibank, N.A.	12/06/22	131,055
USD	35,176,564	JPY	5,030,557,921	Bank of America Corp.	12/27/22	1,102,817
USD	107,281,857	EUR	107,235,992	Bank of America Corp.	12/29/22	785,118
EUR	5,000,000	USD	4,893,319	Bank of America Corp.	01/03/23	74,770
USD	112,198,423	EUR	112,146,471	HSBC Bank	01/03/23	767,703
EUR	9,391,746	USD	9,283,824	HSBC Bank	01/03/23	47,982
SEK	1,029,196	USD	91,169	HSBC Bank	01/03/23	2,573

52

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	9,259,960	SEK	100,302,668	Morgan Stanley and Co.International	01/03/23	$124,044
EUR	6,318,373	USD	6,183,148	State Street Bank and Trust	01/03/23	94,899
USD	10,101,604	SEK	110,897,095	State Street Bank and Trust	01/03/23	711
EUR	6,888,613	USD	6,732,903	Royal Bank of Canada	01/04/23	112,243
USD	98,440,853	EUR	98,761,472	State Street Bank and Trust	01/04/23	302,563
AUD	4,956,333	USD	3,130,483	Australia & New Zealand Banking Group Ltd.	01/06/23	46,812
NZD	1,738,768	USD	977,422	Bank of America Corp.	01/06/23	34,482
USD	713,688	NZD	1,225,908	Citibank, N.A.	01/06/23	252
USD	1,107,286	AUD	1,706,018	UBS AG	01/06/23	13,630
USD	7,288,665	DKK	54,486,576	Bank of America Corp.	01/17/23	7,427
USD	9,683,182	DKK	70,944,819	State Street Bank and Trust	01/17/23	202,571
USD	3,224,344	GBP	2,780,321	State Street Bank and Trust	01/23/23	26,792
USD	93,305,715	EUR	92,522,463	State Street Bank and Trust	01/25/23	1,226,337

Total Appreciation						$7,149,741
EUR	97,690,430	USD	97,320,183	Bank of America Corp.	11/01/22	$(777,644)
USD	76,056,656	GBP	67,236,314	Citibank, N.A.	11/07/22	(1,059,953)
USD	3,143,539	GBP	2,741,355	Societe Generale	11/07/22	(655)
USD	7,163,163	GBP	6,453,735	State Street Bank and Trust	11/07/22	(238,940)
CAD	5,503,488	USD	4,201,542	State Street Bank and Trust	12/06/22	(160,764)
USD	61,988,910	EUR	64,065,331	JP Morgan	12/27/22	(1,621,678)
USD	91,556	SEK	1,011,681	Morgan Stanley and Co. International	01/03/23	(591)
USD	110,889,861	AUD	173,496,646	Citibank, N.A.	01/06/23	(331,503)
USD	32,098,944	NZD	56,777,520	UBS AG	01/06/23	(943,617)
USD	1,268,738	AUD	1,984,987	UBS AG	01/06/23	(3,753)
DKK	1,220,014	USD	163,146	Citibank, N.A.	01/17/23	(111)
USD	15,807,134	DKK	119,232,729	HSBC Bank	01/17/23	(126,365)
USD	96,253,603	EUR	97,770,125	Bank of America Corp.	01/18/23	(998,685)
USD	84,890,640	EUR	85,757,667	Citibank, N.A.	01/19/23	(419,029)
USD	68,972,223	GBP	60,823,375	Citibank, N.A.	01/23/23	(978,653)
USD	77,366,993	GBP	68,218,966	Bank of America Corp.	01/24/23	(1,091,371)

Total (Depreciation)						$(8,753,312)

Total Appreciation (Depreciation)						$(1,603,571)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$85,931,339	—	$85,931,339
Belgium	—	19,277,564	—	19,277,564
Canada	—	116,547,606	—	116,547,606
Denmark	—	38,463,030	—	38,463,030
Finland	—	62,278,464	—	62,278,464
France	—	267,369,072	—	267,369,072
Germany	—	76,385,878	—	76,385,878
Netherlands	—	31,304,157	—	31,304,157
New Zealand	—	32,884,803	—	32,884,803
Norway	—	24,514,473	—	24,514,473
Supranational Organization Obligations	—	151,851,364	—	151,851,364

53

DFA WORLD EX U.S. GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Sweden	—	$9,988,938	—	$9,988,938
United Kingdom	—	138,412,032	—	138,412,032
U.S. Treasury Obligations	—	42,112,734	—	42,112,734
Forward Currency Contracts**	—	(1,603,571)	—	(1,603,571)

TOTAL	—	$1,095,717,883	—	$1,095,717,883

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

54

DFA SHORT-TERM GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (99.8%)
U.S. Treasury Notes
0.125%, 07/31/23	136,600	$132,075,125
0.125%, 08/15/23	97,500	94,106,543
0.125%, 08/31/23	4,500	4,331,602
0.250%, 09/30/23	164,600	158,170,312
0.125%, 10/15/23	145,250	139,110,919
0.375%, 10/31/23	164,000	157,145,312
0.250%, 11/15/23	112,000	107,034,375
0.500%, 11/30/23	165,000	157,877,930
0.125%, 12/15/23	165,000	156,949,805
0.750%, 12/31/23	168,750	161,307,862
0.125%, 01/15/24	172,500	163,369,628
0.875%, 01/31/24	142,000	135,482,421

TOTAL U.S. TREASURY OBLIGATIONS Cost ($1,599,588,387)		1,566,961,834

	Shares
TEMPORARY CASH INVESTMENTS — (0.2%)
State Street Institutional U.S. Government Money Market Fund 3.010%	2,792,612	2,792,612

TOTAL INVESTMENTS — (100.0%) (Cost $1,602,380,999)		$1,569,754,446

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$1,566,961,834	—	$1,566,961,834
Temporary Cash Investments	$2,792,612	—	—	2,792,612

TOTAL	$2,792,612	$1,566,961,834	—	$1,569,754,446

See accompanying Notes to Financial Statements.

55

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS —(24.8%)
Federal Home Loan Bank
4.375%, 03/13/26	6,080	$6,056,883
5.750%, 06/12/26	16,080	16,725,791
1.875%, 09/11/26	2,500	2,266,762
3.000%, 09/11/26	62,930	59,539,183
2.125%, 12/11/26	30,250	27,487,671
2.500%, 12/10/27	97,640	89,044,071
3.000%, 03/10/28	51,070	47,401,256
3.250%, 06/09/28	202,360	190,208,822
3.250%, 11/16/28	265,180	250,080,144
2.125%, 09/14/29	11,305	9,817,796
2.125%, 12/14/29	28,270	24,266,258
5.500%, 07/15/36	108,365	114,659,652
Tennessee Valley Authority
2.875%, 02/01/27	170,019	159,358,703
7.125%, 05/01/30	120,440	140,418,361
1.500%, 09/15/31	30,000	22,993,227
4.700%, 07/15/33	10,000	9,811,098
4.650%, 06/15/35	7,635	7,357,636

TOTAL AGENCY OBLIGATIONS		1,177,493,314

U.S. TREASURY OBLIGATIONS — (75.2%)
U.S. Treasury Bonds
6.750%, 08/15/26	8,183	8,853,086
6.500%, 11/15/26	15,000	16,171,289
6.625%, 02/15/27	5,000	5,433,594
6.125%, 11/15/27	170,500	184,286,524
5.500%, 08/15/28	5,000	5,302,930
5.250%, 11/15/28	34,132	35,784,040
5.250%, 02/15/29	10,000	10,512,891
6.125%, 08/15/29	6,278	6,967,844
6.250%, 05/15/30	74,039	83,826,483
5.375%, 02/15/31	95,250	103,435,547
4.500%, 02/15/36	79,750	83,061,494
4.750%, 02/15/37	44,500	47,328,184
5.000%, 05/15/37	68,000	73,883,594
U.S. Treasury Notes
1.625%, 02/15/26	9,000	8,232,188
2.250%, 03/31/26	8,000	7,458,125
2.375%, 04/30/26	13,000	12,157,539
1.625%, 05/15/26	83,000	75,517,031
2.125%, 05/31/26	25,000	23,133,789
1.875%, 06/30/26	40,000	36,650,000
1.875%, 07/31/26	45,000	41,139,844
1.500%, 08/15/26	95,000	85,492,579
1.375%, 08/31/26	11,000	9,848,008
1.625%, 09/30/26	19,000	17,167,539
1.625%, 10/31/26	31,000	27,916,953
2.000%, 11/15/26	122,550	111,922,617
1.500%, 01/31/27	5,000	4,455,859

	Face Amount	Value†
	(000)
2.250%, 02/15/27	51,500	$47,331,719
1.125%, 02/28/27	55,500	48,588,516
0.625%, 03/31/27	5,000	4,267,773
0.500%, 04/30/27	5,000	4,232,031
2.375%, 05/15/27	161,000	148,252,070
0.500%, 05/31/27	22,000	18,562,500
0.500%, 06/30/27	12,250	10,308,662
0.375%, 07/31/27	3,000	2,504,180
2.250%, 08/15/27	114,400	104,407,875
0.500%, 08/31/27	5,000	4,185,742
0.375%, 09/30/27	5,000	4,144,922
0.500%, 10/31/27	7,000	5,822,578
2.250%, 11/15/27	5,000	4,543,555
0.625%, 11/30/27	5,000	4,175,781
2.750%, 02/15/28	28,750	26,682,471
1.125%, 02/29/28	5,000	4,255,469
1.250%, 03/31/28	5,000	4,274,219
1.250%, 04/30/28	37,000	31,561,289
2.875%, 05/15/28	88,000	81,912,187
1.000%, 07/31/28	6,000	5,010,234
2.875%, 08/15/28	10,750	9,984,482
3.125%, 11/15/28	21,000	19,736,719
2.625%, 02/15/29	130,000	118,401,563
2.375%, 05/15/29	232,500	208,123,828
1.625%, 08/15/29	107,500	91,622,754
1.500%, 02/15/30	233,000	195,201,212
0.625%, 05/15/30	360,500	280,119,766
0.625%, 08/15/30	341,750	263,975,177
0.875%, 11/15/30	310,000	243,785,937
1.125%, 02/15/31	185,000	147,920,507
1.625%, 05/15/31	106,000	87,599,063
1.250%, 08/15/31	233,750	185,785,596
1.375%, 11/15/31	7,500	5,984,180
2.875%, 05/15/32	16,000	14,497,500

TOTAL U.S. TREASURY OBLIGATIONS		3,563,701,628

TOTAL INVESTMENT SECURITIES (Cost $5,502,191,469)		4,741,194,942

	Shares
TEMPORARY CASH INVESTMENTS — (0.0%)
State Street Institutional U.S Government Money Market Fund 3.010%	1,844,812	1,844,812

TOTAL INVESTMENT S — (100.0%) (Cost $5,504,036,281)		$4,743,039,754

56

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,177,493,314	—	$1,177,493,314
U.S. Treasury Obligations	—	3,563,701,628	—	3,563,701,628
Temporary Cash Investments	$1,844,812	—	—	1,844,812

TOTAL	$1,844,812	$4,741,194,942	—	$4,743,039,754

See accompanying Notes to Financial Statements.

57

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^	Value†
		(000)
BONDS — (84.3%)
7-Eleven, Inc.
Ω 0.950%, 02/10/26		9,000	$7,740,454
AbbVie, Inc.
# 3.800%, 03/15/25		10,000	9,646,293
# 3.600%, 05/14/25		6,350	6,093,333
3.200%, 05/14/26		2,200	2,049,641
ABN AMRO Bank NV
1.000%, 04/16/25	EUR	1,000	944,668
2.375%, 06/01/27	EUR	1,000	916,702
Activision Blizzard, Inc.
3.400%, 09/15/26		5,000	4,697,618
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.875%, 08/14/24		4,000	3,747,993
# 3.500%, 01/15/25		4,000	3,753,334
# 6.500%, 07/15/25		7,102	6,991,108
# 4.450%, 10/01/25		1,800	1,692,643
1.750%, 01/30/26		16,100	13,709,736
4.450%, 04/03/26		410	379,089
AES Corp.
#Ω 3.300%, 07/15/25		400	368,491
1.375%, 01/15/26		8,849	7,642,468
Aetna, Inc.
3.500%, 11/15/24		1,236	1,193,764
African Development Bank
0.875%, 03/23/26		60,000	53,024,953
Agence Francaise de Developpement EPIC
0.625%, 01/22/26		7,600	6,674,016
Airbus SE
1.625%, 04/07/25	EUR	1,000	951,744
0.875%, 05/13/26	EUR	500	457,370
Aker BP ASA
#Ω 3.000%, 01/15/25		5,250	4,919,647
#Ω 2.875%, 01/15/26		7,700	6,965,885
ALD SA
1.250%, 03/02/26	EUR	1,700	1,497,292
Ally Financial, Inc.
5.125%, 09/30/24		1,000	985,150
# 5.800%, 05/01/25		2,941	2,941,206
Altria Group, Inc.
1.000%, 02/15/23	EUR	15,875	15,604,845
2.350%, 05/06/25		5,000	4,613,485
# 4.400%, 02/14/26		400	383,823
2.200%, 06/15/27	EUR	5,000	4,357,687
Amazon.com, Inc.
1.000%, 05/12/26		69,137	60,515,555
Amcor Finance USA, Inc.
3.625%, 04/28/26		2,529	2,333,600
Amcor Flexibles North
America, Inc.
4.000%, 05/17/25		16,150	15,532,678

		Face Amount^	Value†
		(000)
American Electric Power Co., Inc.
# 1.000%, 11/01/25		1,582	$1,389,182
American Express Co.
2.650%, 12/02/22		12,256	12,241,075
2.500%, 07/30/24		8,900	8,460,086
2.250%, 03/04/25		10,000	9,285,010
# 1.650%, 11/04/26		10,000	8,609,119
American Honda Finance Corp.
0.550%, 07/12/24		50,000	46,351,862
1.950%, 10/18/24	EUR	4,550	4,398,449
0.750%, 11/25/26	GBP	2,000	1,924,720
American International Group, Inc.
3.900%, 04/01/26		200	190,550
American Medical Systems Europe BV
0.750%, 03/08/25	EUR	2,000	1,858,502
American Tower Corp.
3.375%, 05/15/24		7,200	6,977,020
# 2.400%, 03/15/25		7,100	6,565,843
4.000%, 06/01/25		7,489	7,163,067
1.300%, 09/15/25		400	352,371
1.600%, 04/15/26		4,600	3,971,676
3.375%, 10/15/26		11,400	10,315,827
0.450%, 01/15/27	EUR	2,000	1,666,565
3.125%, 01/15/27		800	712,818
American Water Capital Corp.
# 3.400%, 03/01/25		1,800	1,728,516
Ameriprise Financial, Inc.
2.875%, 09/15/26		3,000	2,753,437
AmerisourceBergen Corp.
# 3.400%, 05/15/24		4,200	4,085,900
Amgen, Inc.
# 3.125%, 05/01/25		4,600	4,396,956
2.000%, 02/25/26	EUR	3,000	2,848,827
2.600%, 08/19/26		17,000	15,526,623
5.500%, 12/07/26	GBP	1,000	1,157,706
Aon Global Ltd.
# 3.500%, 06/14/24		10,000	9,721,254
2.875%, 05/14/26	EUR	2,900	2,736,740
APA Infrastructure Ltd.
Ω 4.200%, 03/23/25		12,284	11,713,321
4.200%, 03/23/25		11,334	10,807,455
Apple, Inc.
1.125%, 05/11/25		4,600	4,206,306
0.700%, 02/08/26		12,180	10,665,212
ArcelorMittal SA
6.125%, 06/01/25		1,000	995,483
Archer-Daniels-Midland Co.
1.000%, 09/12/25	EUR	2,000	1,858,886
Ares Capital Corp.
3.875%, 01/15/26		27,864	24,981,228

58

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
Arizona Public Service Co.
3.150%, 05/15/25		3,000	$2,832,598
Arrow Electronics, Inc.
3.250%, 09/08/24		1,000	954,121
Asian Development Bank
0.375%, 06/11/24		15,000	14,006,850
1.625%, 01/28/25	NZD	500	269,021
Asian Infrastructure Investment Bank
1.000%, 05/06/26	AUD	800	453,664
Assurant, Inc.
4.200%, 09/27/23		4,500	4,457,927
AstraZeneca PLC
3.375%, 11/16/25		9,800	9,327,550
0.700%, 04/08/26		19,663	16,952,489
AT&T, Inc.
4.000%, 11/25/25	CAD	1,000	708,401
0.250%, 03/04/26	EUR	4,800	4,263,015
Australia Government Bond
0.250%, 11/21/25	AUD	37,100	21,644,216
4.250%, 04/21/26	AUD	17,300	11,398,347
AutoZone, Inc.
2.875%, 01/15/23		12,501	12,460,866
Banco Bilbao Vizcaya Argentaria SA
1.750%, 11/26/25	EUR	7,700	7,187,727
0.375%, 11/15/26	EUR	1,300	1,119,792
Banco Santander SA
3.848%, 04/12/23		25,400	25,169,265
3.496%, 03/24/25		4,000	3,797,238
Bank of America Corp.
3.300%, 01/11/23		563	561,852
1.375%, 03/26/25	EUR	1,250	1,176,499
2.300%, 07/25/25	GBP	2,907	3,092,235
3.500%, 04/19/26		34,335	32,058,727
Bank of Montreal
2.890%, 06/20/23	CAD	2,900	2,102,577
0.625%, 07/09/24		400	369,680
2.280%, 07/29/24	CAD	8,750	6,119,252
# 1.250%, 09/15/26		7,400	6,285,480
Bank of New York Mellon Corp.
1.600%, 04/24/25		16,500	15,108,647
Bank of New Zealand
Ω 1.000%, 03/03/26		3,000	2,595,796
Bank of Nova Scotia
3.400%, 02/11/24		2,801	2,740,340
0.650%, 07/31/24		300	276,211
3.450%, 04/11/25		17,000	16,199,487
# 1.300%, 06/11/25		9,000	8,078,774
1.050%, 03/02/26		20,000	17,323,421
Bank of Nova Scotia
2.700%, 08/03/26		4,000	3,601,908
1.300%, 09/15/26		19,675	16,755,607

		Face Amount^	Value†
		(000)
Banque Federative du Credit Mutuel SA
Ω 2.375%, 11/21/24		2,700	$2,526,412
Ω 0.998%, 02/04/25		2,950	2,654,912
# 0.998%, 02/04/25		4,400	3,959,869
0.010%, 03/07/25	EUR	8,200	7,456,977
1.000%, 05/23/25	EUR	5,100	4,721,037
1.625%, 01/19/26	EUR	6,000	5,552,204
1.000%, 07/16/26	GBP	1,300	1,278,583
Barclays PLC
3.650%, 03/16/25		12,419	11,536,696
4.375%, 01/12/26		20,380	18,919,944
BAT Capital Corp.
# 3.222%, 08/15/24		3,800	3,631,881
3.215%, 09/06/26		8,300	7,376,341
BAT International Finance PLC
2.375%, 01/19/23	EUR	12,041	11,890,043
7.250%, 03/12/24	GBP	2,443	2,836,394
Ω 3.950%, 06/15/25		1,900	1,806,639
# 1.668%, 03/25/26		15,948	13,696,941
Baxter International, Inc.
1.300%, 05/30/25	EUR	200	187,339
Bayer Capital Corp. BV
1.500%, 06/26/26	EUR	2,000	1,815,976
Bayer U.S. Finance II LLC
Ω 2.850%, 04/15/25		1,523	1,417,100
Ω 4.250%, 12/15/25		20,000	19,122,287
Bayer U.S. Finance LLC
Ω 3.375%, 10/08/24		1,000	961,383
Beam Suntory, Inc.
3.250%, 06/15/23		10,000	9,886,744
Belfius Bank SA
0.375%, 09/02/25	EUR	2,800	2,503,533
0.010%, 10/15/25	EUR	7,600	6,798,744
0.000%, 08/28/26	EUR	2,000	1,729,975
Biogen, Inc.
4.050%, 09/15/25		50,000	48,097,816
BMW Finance NV
0.500%, 02/22/25	EUR	1,470	1,376,528
0.000%, 01/11/26	EUR	2,180	1,964,799
1.125%, 05/22/26	EUR	1,000	931,040
0.750%, 07/13/26	EUR	500	457,498
BMW U.S. Capital LLC
#Ω 0.750%, 08/12/24		9,466	8,741,971
Ω 3.250%, 04/01/25		1,076	1,028,091
#Ω 3.900%, 04/09/25		2,942	2,842,895
Ω 2.800%, 04/11/26		3,190	2,923,433
BNG Bank NV
3.250%, 07/15/25	AUD	2,200	1,367,137
BNP Paribas SA
1.500%, 11/17/25	EUR	2,000	1,841,615
Boardwalk Pipelines LP
5.950%, 06/01/26		2,260	2,263,481
Boeing Co.
2.600%, 10/30/25		14,045	12,824,486

59

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
Boeing Co.
2.800%, 03/01/23		4,000	$3,967,524
3.100%, 05/01/26		11,300	10,203,530
2.250%, 06/15/26		307	268,664
Booking Holdings, Inc.
2.375%, 09/23/24	EUR	2,000	1,945,053
0.100%, 03/08/25	EUR	3,750	3,430,200
# 3.650%, 03/15/25		15,000	14,464,496
1.800%, 03/03/27	EUR	3,108	2,819,312
BorgWarner, Inc.
Ω 5.000%, 10/01/25		2,525	2,458,806
BP Capital Markets America, Inc.
3.119%, 05/04/26		4,580	4,270,303
BP Capital Markets PLC
# 2.500%, 11/06/22		2,000	1,999,420
2.972%, 02/27/26	EUR	7,997	7,725,304
2.213%, 09/25/26	EUR	6,500	6,104,395
BPCE SA
Ω 2.375%, 01/14/25		21,027	19,290,682
0.625%, 04/28/25	EUR	2,500	2,300,136
0.250%, 01/15/26	EUR	3,800	3,387,017
Ω 1.000%, 01/20/26		21,300	18,282,819
1.000%, 01/20/26		3,000	2,575,045
0.375%, 02/02/26	EUR	2,000	1,781,597
Bristol-Myers Squibb Co.
3.200%, 06/15/26		6,069	5,725,637
Brixmor Operating Partnership LP
3.650%, 06/15/24		5,140	4,959,561
3.850%, 02/01/25		2,651	2,532,923
Brookfield Asset Management, Inc.
# 4.000%, 01/15/25		39,625	38,415,347
Brown & Brown, Inc.
4.200%, 09/15/24		4,494	4,374,819
Bunge Ltd. Finance Corp.
# 1.630%, 08/17/25		1,200	1,074,212
Caisse d’Amortissement de la Dette Sociale
0.375%, 05/27/24		23,000	21,489,360
CaixaBank SA
0.375%, 02/03/25	EUR	2,000	1,838,737
Campbell Soup Co.
3.950%, 03/15/25		17,000	16,482,889
Canadian Imperial Bank of Commerce
2.970%, 07/11/23	CAD	11,500	8,332,235
3.290%, 01/15/24	CAD	20,000	14,342,423
1.250%, 06/22/26		6,718	5,742,554
Canadian Natural Resources Ltd.
# 2.950%, 01/15/23		5,215	5,194,459
3.900%, 02/01/25		5,789	5,582,468
2.050%, 07/15/25		9,609	8,777,465

		Face Amount^	Value†
		(000)
Capital One Financial Corp.		1,959	$1,905,813
3.750%, 04/24/24
3.300%, 10/30/24		2,628	2,505,335
3.200%, 02/05/25		18,412	17,406,472
Cardinal Health, Inc.
3.079%, 06/15/24		6,000	5,782,683
Cargill, Inc.
Ω 0.750%, 02/02/26		3,200	2,772,670
Carrier Global Corp.
2.242%, 02/15/25		2,200	2,047,350
Celanese U.S. Holdings LLC
1.400%, 08/05/26		21,329	17,195,947
Charles Schwab Corp.
0.900%, 03/11/26		10,664	9,220,648
1.150%, 05/13/26		4,500	3,896,917
Charles Schwab Corp.
3.850%, 05/21/25		9,600	9,320,420
Chevron Corp.
3.326%, 11/17/25		4,000	3,855,720
2.954%, 05/16/26		4,000	3,752,124
Chubb INA Holdings, Inc.
0.300%, 12/15/24	EUR	6,550	6,037,167
# 3.150%, 03/15/25		6,400	6,110,093
0.875%, 06/15/27	EUR	1,000	859,777
Cigna Corp.
# 3.250%, 04/15/25		6,260	5,969,363
4.125%, 11/15/25		3,000	2,900,057
1.250%, 03/15/26		31,845	27,795,861
Cintas Corp. No. 2
# 3.450%, 05/01/25		11,050	10,655,072
Citigroup,Inc.
3.400%, 05/01/26		36,850	34,135,104
2.125%, 09/10/26	EUR	1,200	1,092,024
# 3.200%, 10/21/26		9,000	8,195,937
CNA Financial Corp.
3.950%, 05/15/24		11,000	10,736,664
CNH Industrial Capital LLC
# 1.950%, 07/02/23		4,000	3,906,081
4.200%, 01/15/24		2,570	2,525,995
3.950%, 05/23/25		26,300	25,185,818
CNH Industrial Finance Europe SA
1.875%, 01/19/26	EUR	2,000	1,859,649
CNO Financial Group, Inc.
5.250%, 05/30/25		11,350	11,137,924
Comcast Cable Communications Holdings,Inc.
9.455%, 11/15/22		6,000	6,010,261
Comcast Corp.
3.375%, 08/15/25		2,000	1,911,968
3.150%, 03/01/26		10,000	9,393,024
0.000%, 09/14/26	EUR	11,350	9,829,653
Comerica, Inc.
3.700%, 07/31/23		3,000	2,963,507

60

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
Commerzbank AG
1.750%, 01/22/25	GBP	1,100	$1,133,745
Conagra Brands, Inc.
4.300%, 05/01/24		1,409	1,386,821
4.600%, 11/01/25		5,540	5,380,657
Constellation Energy Generation LLC
# 3.250%, 06/01/25		40,500	38,400,514
Cooperatieve Rabobank UA
Ω 2.625%, 07/22/24		45,658	43,488,069
2.625%, 07/22/24		1,000	952,474
0.250%, 10/30/26	EUR	2,000	1,728,235
Corporate Office Properties LP
2.250%, 03/15/26		8,645	7,491,477
Cox Communications, Inc.
Ω 3.850%, 02/01/25		2,000	1,922,055
CPPIB Capital, Inc.
1.250%, 03/04/25		15,000	13,853,676
Credit Agricole SA
Ω 3.875%, 04/15/24		4,462	4,368,013
1.000%, 09/18/25	EUR	11,000	10,172,040
3.125%, 02/05/26	EUR	1,600	1,544,783
1.250%, 04/14/26	EUR	1,800	1,648,108
4.125%, 01/10/27		750	683,731
Credit Suisse Group AG
4.550%, 04/17/26		10,543	9,248,163
Crown Castle, Inc.
3.200%, 09/01/24		400	385,373
1.350%, 07/15/25		400	357,302
4.450%, 02/15/26		400	382,917
1.050%, 07/15/26		8,500	7,153,603
# 4.000%, 03/01/27		400	370,060
CVS Health Corp.
3.875%, 07/20/25		1,000	964,843
Daimler Trucks Finance North America LLC
Ω 3.500%, 04/07/25		37,415	35,406,191
Danske Bank AS
0.875%, 05/22/23	EUR	1,500	1,462,217
Ω 5.375%, 01/12/24		2,000	1,970,953
0.625%, 05/26/25	EUR	670	614,825
Deutsche Bank AG
2.625%, 12/16/24	GBP	7,000	7,350,132
Development Bank of Japan, Inc.
0.010%, 09/09/25	EUR	2,200	1,997,769
0.875%, 10/10/25	EUR	4,000	3,713,463
Diageo Finance PLC
1.750%, 09/23/24	EUR	2,600	2,505,136
1.000%, 04/22/25	EUR	2,350	2,205,654
2.375%, 05/20/26	EUR	4,400	4,186,507
1.750%, 10/12/26	GBP	2,000	2,043,441
Discover Bank
3.450%, 07/27/26		8,613	7,712,177

		Face Amount^	Value†
		(000)
Discover Financial Services
# 4.500%, 01/30/26		11,960	$11,212,165
Discovery Communications LLC
3.450%, 03/15/25		1,200	1,127,583
4.900%, 03/11/26		10,500	9,964,006
Dominion Energy, Inc.
3.300%, 03/15/25		2,400	2,295,684
Duke Energy Corp.
2.650%, 09/01/26		5,800	5,244,597
DXC Technology Co.
1.800%, 09/15/26		2,639	2,266,688
Eastern Energy Gas Holdings LLC
# 2.500%, 11/15/24		914	865,258
Eaton Capital UnLtd Co.
0.750%, 09/20/24	EUR	750	707,945
0.128%, 03/08/26	EUR	9,200	8,091,352
Edison International
2.950%, 03/15/23		2,000	1,984,225
3.550%, 11/15/24		1,500	1,438,231
4.950%, 04/15/25		44,815	44,073,382
Elevance Health, Inc.
# 3.350%, 12/01/24		400	384,970
2.375%, 01/15/25		4,216	3,961,882
1.500%, 03/15/26		40,400	35,678,110
EMD Finance LLC
Ω 3.250%, 03/19/25		9,143	8,713,020
Emera U.S. Finance LP
0.833%, 06/15/24		2,920	2,691,786
Emerson Electric Co.
1.250%, 10/15/25	EUR	1,500	1,387,577
Enbridge Pipelines, Inc.
3.000%, 08/10/26	CAD	9,500	6,462,664
Enbridge, Inc.
3.190%, 12/05/22	CAD	5,000	3,665,027
2.500%, 01/15/25		7,500	7,028,107
Energy Transfer LP
4.050%, 03/15/25		13,982	13,385,789
2.900%, 05/15/25		11,606	10,773,617
4.750%, 01/15/26		19,554	18,737,618
Enexis Holding NV
0.875%, 04/28/26	EUR	8,500	7,794,660
Enterprise Products Operating LLC
# 3.750%, 02/15/25		400	384,751
# 3.700%, 02/15/26		1,071	1,015,377
Equifax, Inc.
3.950%, 06/15/23		10,000	9,912,299
2.600%, 12/01/24		6,900	6,514,980
Equinix, Inc.
2.625%, 11/18/24		15,500	14,599,450
# 1.450%, 05/15/26		4,719	4,056,094
Equinor ASA
# 1.750%, 01/22/26		10,100	9,087,344

61

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
ERAC USA Finance LLC
Ω 3.850%, 11/15/24		20,900	$20,147,968
ERP Operating LP
3.375%, 06/01/25		3,000	2,844,930
Erste Group Bank AG
1.500%, 04/07/26	EUR	1,100	1,006,805
ESB Finance DAC
2.125%, 06/08/27	EUR	2,000	1,841,311
EssilorLuxottica SA
0.125%, 05/27/25	EUR	2,800	2,579,019
European Investment Bank
# 2.250%, 06/24/24		41,000	39,495,710
Exelon Corp.
# 3.950%, 06/15/25		3,300	3,177,695
Expedia Group, Inc.
# 5.000%, 02/15/26		24,000	23,191,850
Experian Finance PLC
0.739%, 10/29/25	GBP	3,645	3,682,152
1.375%, 06/25/26	EUR	8,694	7,993,524
Fidelity & Guaranty Life Holdings, Inc.
Ω 5.500%, 05/01/25		27,262	26,648,910
Fidelity National Information Services, Inc.
0.600%, 03/01/24		400	376,142
0.625%, 12/03/25	EUR	5,000	4,498,878
1.150%, 03/01/26		32,700	28,161,887
Fiserv, Inc.
3.200%, 07/01/26		13,050	11,973,352
Flex Ltd.
4.750%, 06/15/25		15,825	15,352,905
3.750%, 02/01/26		33,120	30,658,850
Fortune Brands Home & Security, Inc.
# 4.000%, 06/15/25		2,400	2,298,339
GAS Networks Ireland
0.125%, 12/04/24	EUR	1,700	1,566,193
General Mills, Inc.
4.000%, 04/17/25		12,100	11,762,424
0.125%, 11/15/25	EUR	1,000	893,212
General Motors Co.
6.125%, 10/01/25		5,700	5,676,044
General Motors Financial Co., Inc.
# 3.250%, 01/05/23		1,300	1,296,205
2.750%, 06/20/25		24,253	22,315,152
1.250%, 01/08/26		6,600	5,630,232
5.250%, 03/01/26		12,292	11,910,988
Georgia Power Co.
3.250%, 04/01/26		3,300	3,076,715
Georgia-Pacific LLC
Ω 0.625%, 05/15/24		16,000	14,906,480
Ω 3.600%, 03/01/25		2,350	2,262,920
Gilead Sciences, Inc.
3.500%, 02/01/25		10,000	9,652,774
3.650%, 03/01/26		20,418	19,332,126

		Face Amount^	Value†
		(000)
GlaxoSmithKline Capital PLC
# 3.000%, 06/01/24		7,358	$7,143,238
Glencore Funding LLC
Ω 4.125%, 03/12/24		2,145	2,101,441
Ω 4.625%, 04/29/24		16,455	16,174,462
Ω 1.625%, 09/01/25		6,626	5,895,185
Ω 1.625%, 04/27/26		20,600	17,693,720
Global Payments, Inc.
3.750%, 06/01/23		1,000	989,772
1.500%, 11/15/24		3,500	3,204,646
2.650%, 02/15/25		10,900	10,113,683
1.200%, 03/01/26		16,048	13,691,665
4.800%, 04/01/26		400	384,105
Goldman Sachs Group, Inc.
3.500%, 01/23/25		10,400	9,936,349
# 3.750%, 05/22/25		19,139	18,224,940
Groupe Bruxelles Lambert NV
1.875%, 06/19/25	EUR	2,000	1,892,645
Harley-Davidson Financial Services, Inc.
Ω 3.350%, 02/15/23		500	497,020
3.050%, 02/14/27		3,000	2,556,931
Hewlett Packard Enterprise Co.
# 4.450%, 10/02/23		17,587	17,446,917
1.450%, 04/01/24		9,820	9,292,077
# 1.750%, 04/01/26		12,700	11,240,590
HOWOGE Wohnungs-baugesellschaft mbH
0.000%, 11/01/24	EUR	6,800	6,200,514
HP, Inc.
2.200%, 06/17/25		21,400	19,673,949
1.450%, 06/17/26		712	608,211
HSBC Holdings PLC
3.196%, 12/05/23	CAD	16,000	11,451,859
4.300%, 03/08/26		9,000	8,469,298
# 3.900%, 05/25/26		2,500	2,282,780
Humana, Inc.
3.850%, 10/01/24		17,000	16,570,410
Huntington Bancshares, Inc.
# 2.625%, 08/06/24		5,100	4,850,349
HYPO NOE Landesbank fuer Niederoesterreich und Wien AG
1.375%, 04/14/25	EUR	5,400	5,037,423
ING Groep NV
# Ω 4.625%, 01/06/26		7,000	6,660,271
Inter-American Development Bank
3.000%, 02/21/24		5,000	4,896,493
4.250%, 06/11/26	AUD	41,200	26,255,738

62

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
International Bank for Reconstruction & Development
0.500%, 05/18/26	AUD	7,540	$4,225,264
International Business Machines Corp.
3.000%, 05/15/24		12,900	12,517,378
0.875%, 01/31/25	EUR	1,200	1,127,079
0.950%, 05/23/25	EUR	1,000	933,262
# 7.000%, 10/30/25		14,010	14,700,488
3.300%, 05/15/26		37,500	35,094,966
International Finance Corp.
3.200%, 07/22/26	AUD	5,500	3,391,172
Interpublic Group of Cos., Inc.
4.200%, 04/15/24		1,400	1,371,330
Intesa Sanpaolo SpA
#Ω 3.250%, 09/23/24		2,500	2,333,653
JAB Holdings BV
1.750%, 06/25/26	EUR	1,000	901,076
Jabil, Inc.
1.700%, 04/15/26		22,280	19,318,208
Japan Bank for International Cooperation
# 1.750%, 10/17/24		1,000	941,680
JM Smucker Co.
3.500%, 03/15/25		1,000	958,840
Johnson Controls International PLC
1.375%, 02/25/25	EUR	1,000	935,833
JPMorgan Chase & Co.
# 3.625%, 05/13/24		5,125	5,020,342
3.125%, 01/23/25		6,081	5,821,357
# 3.300%, 04/01/26		43,790	40,863,797
Juniper Networks, Inc.
1.200%, 12/10/25		27,000	23,542,193
Kellogg Co.
3.250%, 04/01/26		3,888	3,641,640
Kemper Corp.
4.350%, 02/15/25		8,000	7,738,589
Keurig Dr Pepper, Inc.
# 4.417%, 05/25/25		400	394,033
KeyBank NA
# 3.300%, 06/01/25		4,545	4,329,392
Kinder Morgan, Inc.
4.300%, 06/01/25		9,400	9,146,814
Kinross Gold Corp.
5.950%, 03/15/24		3,715	3,716,254
Kommunalbanken AS
4.250%, 07/16/25	AUD	190	121,353
Kommuninvest I Sverige AB
0.750%, 02/22/23	SEK	97,500	8,794,938
Koninklijke Philips NV
0.500%, 05/22/26	EUR	2,000	1,778,557

		Face Amount^	Value†
		(000)
Kreditanstalt fuer Wiederaufbau
1.250%, 08/28/23	NOK	261,500	$24,691,220
0.250%, 03/08/24		40,800	38,471,369
1.625%, 04/03/24	NOK	122,000	11,411,342
3.200%, 09/11/26	AUD	1,200	738,539
Laboratory Corp. of America Holdings
3.250%, 09/01/24		5,500	5,297,478
3.600%, 02/01/25		4,900	4,694,400
1.550%, 06/01/26		10,800	9,376,152
Landwirtschaftliche Rentenbank
4.750%, 05/06/26	AUD	14,100	9,155,641
Lansforsakringar Bank AB
0.050%, 04/15/26	EUR	2,000	1,725,002
Lazard Group LLC
3.750%, 02/13/25		2,000	1,923,713
LeasePlan Corp. NV
Ω 2.875%, 10/24/24		15,100	14,029,647
2.125%, 05/06/25	EUR	4,500	4,157,038
Leggett & Platt, Inc.
3.800%, 11/15/24		400	386,625
Lennar Corp.
4.750%, 05/30/25		18,642	18,123,964
Lloyds Bank Corporate Markets PLC
0.375%, 01/28/25	EUR	3,650	3,338,223
2.375%, 04/09/26	EUR	2,000	1,875,192
Lloyds Bank PLC
1.250%, 01/13/25	EUR	1,200	1,128,156
Lloyds Banking Group PLC
4.450%, 05/08/25		3,600	3,450,428
Lowe’s Cos., Inc.
2.500%, 04/15/26		4,200	3,840,553
Lseg Netherlands BV
0.000%, 04/06/25	EUR	5,900	5,359,205
LSEGA Financing PLC
Ω 1.375%, 04/06/26		2,500	2,171,756
LVMH Moet Hennessy Louis Vuitton SE
0.000%, 02/11/26	EUR	4,200	3,785,782
1.125%, 02/11/27	GBP	3,300	3,232,667
LyondellBasell Industries NV
5.750%, 04/15/24		2,424	2,430,641
Macquarie Bank Ltd.
Ω 3.231%, 03/21/25		65,000	61,975,636
# 4.000%, 07/29/25		2,000	1,920,843
Ω 3.900%, 01/15/26		2,632	2,507,801
Marathon Petroleum Corp.
4.700%, 05/01/25		12,646	12,376,074
5.125%, 12/15/26		4,118	4,044,727
Marsh & McLennan Cos., Inc.
# 3.500%, 06/03/24		35,360	34,368,842
1.349%, 09/21/26	EUR	2,099	1,876,320

63

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
McDonald’s Corp.
3.700%, 01/30/26		27,822	$26,693,651
McKesson Corp.
0.900%, 12/03/25		15,057	13,147,574
Medtronic Global Holdings SCA
0.250%, 07/02/25	EUR	5,750	5,253,128
0.000%, 10/15/25	EUR	1,250	1,121,829
1.125%, 03/07/27	EUR	5,900	5,302,589
Mercedes-Benz Finance North America LLC
Ω 2.700%, 06/14/24		3,000	2,874,504
Ω 3.300%, 05/19/25		200	189,179
#Ω 1.450%, 03/02/26		48,727	42,685,292
Mercedes-Benz International Finance BV
2.000%, 09/04/23	GBP	2,000	2,244,970
2.625%, 04/07/25	EUR	1,997	1,959,819
Merck & Co., Inc.
0.500%, 11/02/24	EUR	2,300	2,172,445
0.750%, 02/24/26		8,100	7,101,662
1.875%, 10/15/26	EUR	1,250	1,176,926
Merck Financial Services GmbH
0.125%, 07/16/25	EUR	1,000	918,228
MetLife, Inc.
5.375%, 12/09/24	GBP	6,700	7,728,337
Micron Technology, Inc.
# 4.975%, 02/06/26		3,000	2,916,489
4.185%, 02/15/27		400	371,073
Mitsubishi Corp.
3.375%, 07/23/24		750	723,713
Mitsubishi UFJ Financial Group, Inc.
0.680%, 01/26/23	EUR	15,142	14,914,696
3.407%, 03/07/24		400	389,063
2.193%, 02/25/25		29,785	27,474,578
1.412%, 07/17/25		1,000	892,650
2.757%, 09/13/26		5,000	4,457,700
Mizuho Financial Group, Inc.
0.118%, 09/06/24	EUR	585	542,461
0.214%, 10/07/25	EUR	6,131	5,473,542
0.184%, 04/13/26	EUR	3,500	3,016,090
1.631%, 04/08/27	EUR	4,599	4,066,885
Morgan Stanley
3.000%, 02/07/24	CAD	8,500	6,051,481
3.875%, 04/29/24		8,104	7,936,831
4.000%, 07/23/25		11,300	10,860,558
3.875%, 01/27/26		12,375	11,708,735
3.125%, 07/27/26		21,000	19,164,255
1.375%, 10/27/26	EUR	3,408	3,036,131
1.875%, 04/27/27	EUR	2,250	2,009,166
Motability Operations Group PLC
0.875%, 03/14/25	EUR	1,500	1,390,607
0.375%, 01/03/26	EUR	2,951	2,626,104

		Face Amount^	Value†
		(000)
3.750%, 07/16/26	GBP	900	$990,199
MPLX LP
4.875%, 12/01/24		6,290	6,174,603
4.000%, 02/15/25		1,000	961,754
1.750%, 03/01/26		28,950	25,239,876
Mylan, Inc.
Ω 3.125%, 01/15/23		5,125	5,093,174
4.200%, 11/29/23		663	650,481
National Australia Bank Ltd.
3.375%, 01/14/26		7,400	6,985,367
National Bank of Canada
2.100%, 02/01/23		1,120	1,111,911
National Grid North America, Inc.
0.410%, 01/20/26	EUR	2,000	1,769,520
National Grid PLC
2.179%, 06/30/26	EUR	3,000	2,786,336
National Retail Properties, Inc.
3.900%, 06/15/24		5,500	5,358,503
National Rural Utilities Cooperative Finance Corp.
# 1.000%, 06/15/26		6,000	5,194,598
National Securities Clearing Corp.
0.750%, 12/07/25		4,000	3,502,261
Nationwide Building Society
Ω 3.900%, 07/21/25		49,918	47,205,660
Ω 1.500%, 10/13/26		20,000	16,765,154
1.500%, 10/13/26		1,500	1,257,387
Naturgy Finance BV
0.875%, 05/15/25	EUR	2,500	2,288,045
NatWest Group PLC
4.800%, 04/05/26		12,323	11,613,539
NatWest Markets PLC
#Ω 3.479%, 03/22/25		50,000	47,185,082
Nestle Holdings, Inc.
Ω 0.625%, 01/15/26		1,137	992,165
NetApp, Inc.
1.875%, 06/22/25		9,247	8,359,163
New South Wales Treasury Corp.
4.000%, 05/20/26	AUD	24,000	15,421,986
Nissan Motor Acceptance Co. LLC
#Ω 1.125%, 09/16/24		10,909	9,740,231
Ω 2.000%, 03/09/26		15,151	12,345,819
Nomura Holdings, Inc.
2.648%, 01/16/25		11,228	10,509,859
1.851%, 07/16/25		20,555	18,480,463
1.653%, 07/14/26		17,657	15,000,642
Nordic Investment Bank
1.875%, 04/10/24	NOK	404,000	37,906,125
Norway Government Bond
Ω 3.000%, 03/14/24	NOK	743,000	70,982,692

64

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
NRW Bank
1.050%, 03/31/26	AUD	5,600	$3,191,229
NTT Finance Corp.
0.010%, 03/03/25	EUR	6,500	5,978,263
0.082%, 12/13/25	EUR	1,000	898,477
Ω 1.162%, 04/03/26		25,550	22,141,220
1.162%, 04/03/26		5,000	4,332,920
Nutrien Ltd.
3.000%, 04/01/25		3,990	3,774,085
Nuveen Finance LLC
Ω 4.125%, 11/01/24		27,200	26,342,998
Nykredit Realkredit AS
0.250%, 01/13/26	EUR	1,000	865,110
Omnicom Group, Inc./Omnicom Capital, Inc.
3.650%, 11/01/24		6,273	6,052,217
ONEOK, Inc.
2.750%, 09/01/24		1,462	1,387,208
2.200%, 09/15/25		3,371	3,038,070
5.850%, 01/15/26		3,500	3,480,527
OP Corporate Bank PLC
0.250%, 03/24/26	EUR	3,086	2,666,356
1.375%, 09/04/26	GBP	5,250	5,088,585
Oracle Corp.
# 3.400%, 07/08/24		5,000	4,850,484
# 2.500%, 04/01/25		8,300	7,754,717
1.650%, 03/25/26		42,500	37,308,857
PACCAR Financial Corp.
# 1.800%, 02/06/25		4,300	4,012,412
Paramount Global
# 4.750%, 05/15/25		17,090	16,689,730
# 4.000%, 01/15/26		7,400	6,924,960
Parker-Hannifin Corp.
3.300%, 11/21/24		2,130	2,054,809
Penske Truck Leasing Canada, Inc.
2.850%, 12/07/22	CAD	2,000	1,465,747
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω 4.250%, 01/17/23		9,025	9,008,404
Ω 4.125%, 08/01/23		2,707	2,671,896
Ω 3.450%, 07/01/24		636	610,482
Ω 4.000%, 07/15/25		795	755,267
Ω 4.450%, 01/29/26		3,072	2,918,421
Ω 1.700%, 06/15/26		31,500	26,939,050
Philip Morris International, Inc.
2.875%, 05/01/24		1,500	1,446,664
2.750%, 03/19/25	EUR	796	768,173
2.750%, 02/25/26		2,117	1,940,600
2.875%, 03/03/26	EUR	5,000	4,719,792
# 0.875%, 05/01/26		2,974	2,539,356
Phillips 66
# 3.850%, 04/09/25		5,000	4,838,067
1.300%, 02/15/26		6,500	5,675,532

		Face Amount^	Value†
		(000)
Phillips 66 Co.
Ω 2.450%, 12/15/24		1,324	$1,237,465
PNC Financial Services Group, Inc.
2.200%, 11/01/24		2,057	1,939,489
PPG Industries, Inc.
1.200%, 03/15/26		34,526	29,906,637
Principal Financial Group,Inc.
3.400%, 05/15/25		3,000	2,867,377
Prologis Euro Finance LLC
0.250%, 09/10/27	EUR	900	736,444
Prologis International Funding II SA
1.876%, 04/17/25	EUR	1,750	1,637,863
Prologis LP
3.000%, 06/02/26	EUR	2,000	1,894,376
PSA Banque France SA
0.000%, 01/22/25	EUR	6,700	6,091,889
PSP Capital, Inc.
#Ω 1.000%, 06/29/26		19,693	17,156,665
Public Storage
0.875%, 02/15/26		22,500	19,459,736
PulteGroup, Inc.
5.500%, 03/01/26		8,605	8,443,337
PVH Corp.
4.625%, 07/10/25		17,556	16,747,466
Quebec, Province of Canada
2.500%, 04/09/24		3,000	2,908,500
Queensland Treasury Corp.
Ω 3.250%, 07/21/26	AUD	500	312,937
Ralph Lauren Corp.
# 3.750%, 09/15/25		9,200	8,902,359
Realty Income Corp.
4.625%, 11/01/25		400	390,442
0.750%, 03/15/26		7,000	5,964,912
1.875%, 01/14/27	GBP	2,000	1,941,139
Reckitt Benckiser Treasury Services Nederland BV
0.375%, 05/19/26	EUR	1,200	1,076,847
Reckitt Benckiser Treasury Services PLC
Ω 2.750%, 06/26/24		5,625	5,394,091
Republic of Italy Government International Bond
6.875%, 09/27/23		14,450	14,556,786
2.375%, 10/17/24		23,379	21,789,275
1.250%, 02/17/26		5,066	4,313,142
Reynolds American, Inc.
4.450%, 06/12/25		8,000	7,721,145
Roche Holdings, Inc.
Ω 0.991%, 03/05/26		44,350	38,975,963
Rogers Communications, Inc.
3.625%, 12/15/25		313	292,470
Roper Technologies, Inc.
1.000%, 09/15/25		3,000	2,654,076

65

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
Ross Stores, Inc.
4.600%, 04/15/25		7,200	$7,050,128
0.875%, 04/15/26		3,000	2,580,231
Royal Bank of Canada
2.352%, 07/02/24	CAD	10,000	7,018,094
0.875%, 01/20/26		56,400	48,698,045
1.200%, 04/27/26		12,000	10,352,733
Royal Schiphol Group NV
2.000%, 10/05/26	EUR	3,750	3,460,233
Royalty Pharma PLC
1.200%, 09/02/25		19,103	16,849,627
Ryder System, Inc.
3.400%, 03/01/23		18,180	18,085,511
3.875%, 12/01/23		290	285,907
2.500%, 09/01/24		8,500	8,035,851
4.625%, 06/01/25		4,800	4,658,644
3.350%, 09/01/25		4,300	4,031,681
4.300%, 06/15/27		400	374,693
Santander Holdings USA, Inc.
# 3.400%, 01/18/23		18,560	18,477,520
# 3.450%, 06/02/25		2,625	2,451,003
SAP SE
0.125%, 05/18/26	EUR	2,200	1,970,649
SBAB Bank AB
1.875%, 12/10/25	EUR	6,250	5,900,407
Schlumberger Finance BV
0.000%, 10/15/24	EUR	2,180	2,025,337
1.375%, 10/28/26	EUR	8,200	7,523,443
Schlumberger Finance France SAS
1.000%, 02/18/26	EUR	1,000	919,879
Schlumberger Holdings Corp.
Ω 4.000%, 12/21/25		27,840	26,787,284
Sempra Energy
3.300%, 04/01/25		17,708	16,766,261
SFILSA
0.625%, 02/09/26		14,000	12,254,820
Shell International Finance BV
2.875%, 05/10/26		4,200	3,909,569
Siemens Financieringsmaatschappij NV
0.000%, 09/05/24	EUR	1,180	1,109,829
1.000%, 02/20/25	GBP	5,000	5,283,569
2.250%, 03/10/25	EUR	1,500	1,457,548
0.000%, 02/20/26	EUR	1,900	1,699,453
1.200%, 03/11/26		10,000	8,721,401
0.375%, 06/05/26	EUR	4,000	3,590,928
#Ω 2.350%, 10/15/26		1,500	1,339,179
0.625%, 02/25/27	EUR	5,000	4,444,999
Simon Property Group LP
2.000%, 09/13/24		14,000	13,157,288
# 3.500%, 09/01/25		23,500	22,318,283
3.300%, 01/15/26		2,400	2,238,000

		Face Amount^	Value†
		(000)
Skandinaviska Enskilda Banken AB
1.750%, 11/11/26	EUR	1,500	$1,386,103
Sky Ltd.
2.250%, 11/17/25	EUR	2,580	2,465,733
2.500%, 09/15/26	EUR	10,366	9,856,495
6.000%, 05/21/27	GBP	450	530,529
Societe Generale SA
Ω 4.250%, 09/14/23		500	492,339
#Ω 2.625%, 10/16/24		2,000	1,865,430
1.125%, 01/23/25	EUR	100	93,149
#Ω 1.375%, 07/08/25		6,600	5,869,614
0.125%, 02/24/26	EUR	3,200	2,818,646
#Ω 4.000%, 01/12/27		4,000	3,566,512
Solvay Finance America LLC
#Ω 4.450%, 12/03/25		4,000	3,808,887
Southern Power Co.
0.900%, 01/15/26		6,682	5,782,748
Southwest Airlines Co.
# 5.250%, 05/04/25		18,465	18,363,946
Southwestern Electric Power Co.
1.650%, 03/15/26		37,229	32,718,750
Spectra Energy Partners LP
3.500%, 03/15/25		5,800	5,531,461
Standard Chartered PLC
4.050%, 04/12/26		8,744	8,140,664
Statnett SF
0.875%, 03/08/25	EUR	3,500	3,273,375
Steel Dynamics, Inc.
2.800%, 12/15/24		3,500	3,314,133
Stockland Trust
1.625%, 04/27/26	EUR	1,250	1,086,724
Stryker Corp.
3.375%, 11/01/25		20,700	19,721,352
Sumitomo Mitsui Financial Group, Inc.
2.696%, 07/16/24		9,364	8,917,895
1.474%, 07/08/25		11,000	9,818,810
0.948%, 01/12/26		24,971	21,460,571
1.546%, 06/15/26	EUR	1,180	1,066,255
2.632%, 07/14/26		21,000	18,812,697
Sumitomo Mitsui Trust Bank Ltd.
Ω 2.550%, 03/10/25		11,800	10,995,462
Svenska Handelsbanken AB
1.000%, 04/15/25	EUR	2,670	2,505,640
Swedbank AB
0.750%, 05/05/25	EUR	1,250	1,156,316
0.250%, 11/02/26	EUR	2,200	1,901,573
Telefonica Emisiones SA
5.375%, 02/02/26	GBP	4,000	4,495,573
Telstra Corp. Ltd.
Ω 3.125%, 04/07/25		4,395	4,193,833
# 3.125%, 04/07/25		577	550,590
1.125%, 04/14/26	EUR	2,000	1,841,501

66

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
TenneT Holding BV
1.000%, 06/13/26	EUR	2,000	$1,825,190
1.625%, 11/17/26	EUR	4,000	3,688,543
Thermo Fisher Scientific Finance I BV
0.000%, 11/18/25	EUR	5,380	4,823,886
Thermo Fisher Scientific,Inc.
0.125%, 03/01/25	EUR	6,700	6,185,924
1.400%, 01/23/26	EUR	3,400	3,163,977
Thomson Reuters Corp.
2.239%, 05/14/25	CAD	750	513,624
Toronto-Dominion Bank
0.750%, 01/06/26		32,440	27,988,045
# 1.200%, 06/03/26		169,033	145,646,277
Toronto-Dominion Bank , Floating Rate Note, 3M
Swap + 1.000%, FRN
(r) 3.900%, 07/10/24	AUD	7,200	4,595,470
TotalEnergies Capital International SA
1.750%, 07/07/25	GBP	3,000	3,179,768
2.875%, 11/19/25	EUR	4,700	4,597,063
2.500%, 03/25/26	EUR	3,000	2,891,316
1.660%, 07/22/26	GBP	1,700	1,729,544
Toyota Finance Australia Ltd.
2.004%, 10/21/24	EUR	3,870	3,755,899
0.064%, 01/13/25	EUR	3,000	2,766,852
Toyota Motor Corp.
1.339%, 03/25/26		11,618	10,254,119
Toyota Motor Credit Corp.
2.375%, 02/01/23	EUR	1,000	989,234
# 0.625%, 09/13/24		13,700	12,667,531
3.000%, 04/01/25		6,000	5,711,393
# 1.125%, 06/18/26		4,600	3,997,169
0.750%, 11/19/26	GBP	4,983	4,833,532
Toyota Motor Finance Netherlands BV
0.000%, 10/27/25	EUR	1,610	1,440,836
0.750%, 12/19/25	GBP	9,500	9,684,249
Treasury Corp. of Victoria
0.500%, 11/20/25	AUD	27,400	15,881,740
Truist Bank
1.500%, 03/10/25		5,000	4,569,222
Truist Financial Corp.
# 2.850%, 10/26/24		4,000	3,818,120
UBS AG
0.010%, 03/31/26	EUR	5,320	4,633,477
UBS Group AG
Ω 4.125%, 09/24/25		17,000	16,095,130
# 4.125%, 09/24/25		21,000	19,882,220
4.125%, 04/15/26		4,000	3,729,216
Ω 4.125%, 04/15/26		2,700	2,517,221
1.250%, 09/01/26	EUR	1,180	1,042,300
UniCredit SpA
Ω 7.830%, 12/04/23		6,920	6,887,222

		Face Amount^	Value†
		(000)
Unilever Finance Netherlands BV
0.750%, 02/28/26	EUR	3,895	$3,579,578
United Parcel Service, Inc.
1.625%, 11/15/25	EUR	1,000	945,087
UnitedHealth Group, Inc.
3.750%, 07/15/25		6,300	6,115,223
1.250%, 01/15/26		7,600	6,750,664
# 3.100%, 03/15/26		600	564,590
# 1.150%, 05/15/26		1,500	1,320,239
Utah Acquisition Sub, Inc.
3.950%, 06/15/26		6,500	5,919,921
Ventas Realty LP
3.500%, 04/15/24		1,000	969,964
2.650%, 01/15/25		5,000	4,673,163
3.500%, 02/01/25		5,900	5,601,522
VeriSign, Inc.
5.250%, 04/01/25		750	742,830
Verizon Communications, Inc.
# 3.376%, 02/15/25		5,000	4,826,401
0.850%, 11/20/25		4,900	4,304,261
1.450%, 03/20/26		29,100	25,623,038
VF Corp.
# 2.400%, 04/23/25		13,632	12,669,001
Viatris, Inc.
1.650%, 06/22/25		1,120	999,835
Vinci SA
2.250%, 03/15/27	GBP	4,600	4,685,164
VMware, Inc.
1.400%, 08/15/26		12,609	10,756,846
Volkswagen Financial Services AG
1.375%, 10/16/23	EUR	5,000	4,847,301
0.000%, 02/12/25	EUR	1,000	906,413
Volkswagen Group of America Finance LLC
Ω 2.850%, 09/26/24		1,000	949,120
Ω 3.350%, 05/13/25		5,000	4,707,425
Volkswagen International Finance NV
0.875%, 01/16/23	EUR	4,200	4,139,982
Volvo Treasury AB
0.125%, 09/17/24	EUR	500	466,877
0.625%, 02/14/25	EUR	2,700	2,512,500
1.625%, 05/26/25	EUR	6,770	6,402,721
1.625%, 09/18/25	EUR	4,680	4,399,695
2.000%, 08/19/27	EUR	6,700	6,158,711
Vornado Realty LP
3.500%, 01/15/25		9,000	8,364,919
2.150%, 06/01/26		16,200	13,373,362
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26		2,031	1,901,422
Walt Disney Co.
# 1.750%, 01/13/26		13,600	12,302,254

67

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
Wells Fargo & Co.
3.184%, 02/08/24	CAD	35,750	$25,500,626
3.000%, 02/19/25		15,800	14,922,539
1.625%, 06/02/25	EUR	1,000	932,777
# 3.550%, 09/29/25		2,300	2,178,165
3.000%, 04/22/26		5,840	5,344,437
2.975%, 05/19/26	CAD	1,000	676,742
3.000%, 10/23/26		11,800	10,678,080
1.375%, 10/26/26	EUR	1,150	1,013,360
1.000%, 02/02/27	EUR	1,650	1,417,912
Welltower, Inc.
4.000%, 06/01/25		400	382,278
Wendel SE
1.375%, 04/26/26	EUR	2,000	1,780,692
Western Union Co.
1.350%, 03/15/26		55,086	47,159,052
Westpac Banking Corp.
2.850%, 05/13/26		8,100	7,492,937
# 1.150%, 06/03/26		85,650	74,301,456
4.125%, 06/04/26	AUD	1,500	935,023
Westpac Securities NZ Ltd.
1.099%, 03/24/26	EUR	625	562,307
Whirlpool Corp.
3.700%, 03/01/23		1,525	1,514,639
Williams Cos., Inc.
4.300%, 03/04/24		5,100	5,021,803
4.000%, 09/15/25		1,699	1,629,538
Williams Cos., Inc.
3.900%, 01/15/25		9,993	9,643,504
WP Carey, Inc.
# 4.000%, 02/01/25		6,000	5,777,213

	Face Amount^	Value†
	(000)
WRKCo, Inc.
3.750%, 03/15/25	400	$382,253
4.650%, 03/15/26	1,800	1,742,742
Zimmer Biomet Holdings, Inc.
# 3.050%, 01/15/26	3,000	2,783,889

TOTAL BONDS		5,463,578,560

U.S. TREASURY OBLIGATIONS — (14.5%)
U.S. Treasury Notes
0.125%, 07/31/23	189,000	182,739,375
0.500%, 11/30/23	210,000	200,935,548
2.125%, 11/30/23	170,000	165,544,140
0.125%, 12/15/23	100,000	95,121,094
0.750%, 12/31/23	138,000	131,913,985
0.875%, 01/31/24	170,000	162,197,265

TOTAL U.S. TREASURY OBLIGATIONS		938,451,407

TOTAL INVESTMENT SECURITIES (Cost $6,962,898,353)		6,402,029,967

	Shares
SECURITIES LENDING COLLATERAL — (1.2%)
@§ The DFA Short Term Investment Fund	6,669,022	77,100,565

TOTAL INVESTMENTS — (100.0%) (Cost $7,040,029,240)		$6,479,130,532

As of October 31, 2022, DFA Short-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	55,256,054	EUR	54,266,039	Bank of America Corp.	11/04/22	$1,620,341
USD	3,811,960	EUR	3,689,173	Bank of New York Mellon	11/04/22	165,639
USD	24,529,198	EUR	23,964,313	State Street Bank and Trust	11/04/22	843,241
USD	9,076,617	SEK	97,583,262	UBS AG	11/17/22	229,996
USD	7,687,643	EUR	7,667,973	Bank of America Corp.	11/22/22	99,083
USD	8,815,760	EUR	8,806,167	JP Morgan	11/22/22	100,795
USD	46,422,802	EUR	46,178,975	State Street Bank and Trust	11/22/22	722,080
USD	39,368,361	CAD	50,891,275	State Street Bank and Trust	11/22/22	2,009,078
USD	11,661,806	EUR	11,663,007	UBS AG	11/22/22	119,587
USD	30,111,311	CAD	39,291,340	State Street Bank and Trust	11/28/22	1,266,335
USD	35,826,592	CAD	47,172,516	HSBC Bank	11/30/22	1,195,323
USD	41,513,162	CAD	54,771,242	Citibank, N.A.	12/06/22	1,298,958
AUD	14,470,926	USD	9,125,670	Citibank, N.A.	12/28/22	147,895
USD	50,251,742	AUD	77,351,154	State Street Bank and Trust	12/28/22	681,940
USD	4,558,750	GBP	3,920,488	State Street Bank and Trust	12/28/22	53,577

68

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	10,911,038	EUR	10,889,457	Bank of America Corp.	12/29/22	$96,650
USD	5,616,472	EUR	5,643,351	UBS AG	12/29/22	12,024
USD	40,281,342	AUD	61,990,560	Citibank, N.A.	01/03/23	546,014
USD	92,326,203	EUR	92,398,403	HSBC Bank	01/03/23	517,513
NZD	5,167	USD	2,946	Citibank, N.A.	01/05/23	61
NOK	202,072,849	USD	19,178,243	HSBC Bank	01/05/23	303,607
USD	48,839,118	AUD	76,039,755	Citibank, N.A.	01/06/23	93,246
USD	16,375,351	EUR	16,314,098	Bank of America Corp.	01/19/23	146,478
USD	2,449,310	EUR	2,442,039	HSBC Bank	01/19/23	20,028
USD	6,085,728	GBP	5,291,779	State Street Bank and Trust	01/19/23	477
USD	5,023,499	EUR	4,949,514	State Street Bank and Trust	01/19/23	99,841
USD	71,505,045	GBP	61,687,200	HSBC Bank	01/26/23	555,091

Total Appreciation						$12,944,898
USD	19,149,666	EUR	19,906,191	State Street Bank and Trust	11/22/22	$(550,366)
CAD	7,665,861	USD	5,629,318	State Street Bank and Trust	11/22/22	(1,810)
CAD	54,771,242	USD	40,220,839	State Street Bank and Trust	12/06/22	(6,634)
USD	821,212	EUR	832,418	Bank of New York Mellon	12/29/22	(5,468)
USD	26,839,664	EUR	27,464,856	HSBC Bank	12/29/22	(435,857)
USD	15,602,265	EUR	15,827,622	UBS AG	12/29/22	(116,246)
USD	58,203,860	NOK	630,787,481	UBS AG	12/29/22	(2,594,373)
USD	81,659,433	NOK	863,546,098	Bank of New York Mellon	01/05/23	(1,595,073)
USD	39,521,334	NOK	420,000,000	HSBC Bank	01/05/23	(970,879)
NOK	179,146,488	USD	17,391,600	HSBC Bank	01/05/23	(120,081)
USD	269,063	NZD	471,110	State Street Bank and Trust	01/05/23	(5,102)
AUD	15,734,811	USD	10,108,807	State Street Bank and Trust	01/06/23	(21,885)
USD	76,179,332	EUR	76,698,643	State Street Bank and Trust	01/17/23	(107,521)
USD	81,251,157	EUR	82,132,862	Citibank, N.A.	01/19/23	(452,642)

Total (Depreciation)						$(6,983,937)

Total Appreciation (Depreciation)						$5,960,961

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$5,463,578,560	—	$5,463,578,560
U.S. Treasury Obligations	—	938,451,407	—	938,451,407
Securities Lending Collateral	—	77,100,565	—	77,100,565
Forward Currency Contracts**	—	5,960,961	—	5,960,961

TOTAL	—	$6,485,091,493	—	$6,485,091,493

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

69

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount^	Value†
	(000)
AGENCY OBLIGATIONS — (0.4%)
Federal National Mortgage Association
0.375%, 08/25/25	5,750	$5,126,273

BONDS — (92.1%) 3M Co.
# 2.375%, 08/26/29	7,500	6,175,145
7-Eleven, Inc.
Ω 1.800%, 02/10/31	5,000	3,690,055
Ω 2.500%, 02/10/41	4,900	2,978,683
# 2.375%, 08/26/29	7,500	6,175,145
Advance Auto Parts, Inc.
3.500%, 03/15/32	950	748,839
Aetna, Inc.
6.750%, 12/15/37	1,000	1,009,531
Affiliated Managers Group, Inc.
3.300%, 06/15/30	5,200	4,236,163
Alimentation Couche-Tard, Inc.
Ω 3.439%, 05/13/41	650	433,542
Allegion PLC
3.500%, 10/01/29	3,800	3,180,667
Allstate Corp.
5.350%, 06/01/33	1,900	1,836,392
Alphabet, Inc.
1.100%, 08/15/30	1,160	890,844
Altria Group, Inc.
4.800%, 02/14/29	336	309,314
# 3.400%, 05/06/30	2,100	1,701,591
2.450%, 02/04/32	7,000	4,974,602
Amazon.com, Inc.
2.100%, 05/12/31	6,000	4,803,538
Amcor Flexibles North America, Inc.
2.630%, 06/19/30	375	293,331
Amdocs Ltd.
2.538%, 06/15/30	1,600	1,254,330
AmerisourceBergen Corp.
3.450%, 12/15/27	4,059	3,700,656
2.800%, 05/15/30	3,400	2,782,162
Amgen, Inc.
2.300%, 02/25/31	7,100	5,683,406
3.350%, 02/22/32	400	340,089
Amphenol Corp.
2.800%, 02/15/30	6,000	4,985,098
ANZ New Zealand International Ltd.
Ω 3.450%, 07/17/27	7,000	6,365,043
Aon Corp.
3.750%, 05/02/29	10,175	9,060,008
2.800%, 05/15/30	1,500	1,229,293
Appalachian Power Co.
7.000%, 04/01/38	1,600	1,689,113

		Face Amount^	Value†
		(000)
Apple, Inc.
# 3.000%, 11/13/27		7,500	$6,933,406
2.200%, 09/11/29		5,000	4,222,745
ArcelorMittal SA
# 4.250%, 07/16/29		2,447	2,161,978
Arizona Public Service Co.
2.200%, 12/15/31		7,500	5,530,290
Arrow Electronics, Inc.
3.875%, 01/12/28		5,330	4,741,521
Ashtead Capital, Inc.
Ω 2.450%, 08/12/31		2,000	1,434,485
Assurant, Inc.
2.650%, 01/15/32		3,000	2,158,588
Australia & New Zealand Banking Group Ltd.
0.750%, 09/29/26	EUR	143	127,628
AutoNation, Inc.
3.850%, 03/01/32		2,122	1,651,871
AvalonBay Communities, Inc.
2.450%, 01/15/31		3,000	2,406,625
2.050%, 01/15/32		1,200	911,840
Avnet, Inc.
3.000%, 05/15/31		8,645	6,429,875
AXIS Specialty Finance PLC
4.000%, 12/06/27		4,280	3,921,123
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
3.337%, 12/15/27		10,970	9,829,688
3.138%, 11/07/29		2,000	1,693,489
Banco Santander SA
3.800%, 02/23/28		5,800	4,934,087
3.490%, 05/28/30		600	473,624
Bank of Nova Scotia
2.450%, 02/02/32		7,000	5,242,329
BAT Capital Corp.
4.906%, 04/02/30		8,600	7,507,764
4.390%, 08/15/37		1,200	869,210
Bayer U.S. Finance II LLC
#Ω 4.375%, 12/15/28		7,000	6,372,712
Berkshire Hathaway Finance Corp.
1.450%, 10/15/30		12,631	9,679,239
Best Buy Co., Inc.
4.450%, 10/01/28		4,400	4,080,266
1.950%, 10/01/30		1,200	893,130
Biogen, Inc.
2.250%, 05/01/30		11,600	9,122,520
Black Hills Corp.
4.350%, 05/01/33		8,837	7,561,639
BlackRock, Inc.
3.250%, 04/30/29		1,365	1,217,638
1.900%, 01/28/31		15,500	11,952,036
2.100%, 02/25/32		3,000	2,290,370

70

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
BMW U.S. Capital LLC
Ω 4.150%, 04/09/30	4,000	$3,653,208
BNP Paribas SA
Ω 3.500%, 11/16/27	8,631	7,507,852
Boardwalk Pipelines LP
3.600%, 09/01/32	150	118,895
Boeing Co.
2.950%, 02/01/30	1,800	1,441,942
6.125%, 02/15/33	3,335	3,186,680
3.600%, 05/01/34	2,600	1,939,718
3.250%, 02/01/35	300	212,000
Booking Holdings, Inc.
4.625%, 04/13/30	4,900	4,610,734
BP Capital Markets America, Inc.
# 3.017%, 01/16/27	1,600	1,462,446
1.749%, 08/10/30	1,800	1,393,948
2.721%, 01/12/32	2,000	1,621,957
3.060%, 06/17/41	9,600	6,716,808
BPCE SA
#Ω 2.700%, 10/01/29	2,000	1,619,760
Bristol-Myers Squibb Co.
4.125%, 06/15/39	4,900	4,155,287
Brixmor Operating Partnership LP
2.500%, 08/16/31	1,833	1,313,406
Broadcom, Inc.
# 4.300%, 11/15/32	3,600	3,027,276
Ω 3.419%, 04/15/33	600	455,913
Ω 3.137%, 11/15/35	7,900	5,480,024
Brookfield Finance, Inc.
4.350%, 04/15/30	2,000	1,763,507
Bunge Ltd. Finance Corp.
3.750%, 09/25/27	3,075	2,812,843
Camden Property Trust
2.800%, 05/15/30	2,000	1,646,851
Canadian Natural Resources Ltd.
2.950%, 07/15/30	4,980	4,085,696
5.850%, 02/01/35	2,000	1,856,758
Cargill, Inc.
Ω 2.125%, 04/23/30	3,470	2,774,780
Cboe Global Markets, Inc.
1.625%, 12/15/30	600	448,054
Charles Schwab Corp.
2.750%, 10/01/29	3,000	2,539,391
4.625%, 03/22/30	5,000	4,744,202
2.900%, 03/03/32	2,300	1,867,239
Chevron Corp.
2.954%, 05/16/26	3,000	2,814,093
Choice Hotels International, Inc.
3.700%, 12/01/29	1,580	1,323,629
Chubb Corp.
6.500%, 05/15/38	500	526,909

	Face Amount^	Value†
	(000)
Cigna Corp.
4.375%, 10/15/28	5,000	$4,706,601
2.400%, 03/15/30	4,000	3,255,965
2.375%, 03/15/31	1,400	1,109,929
3.200%, 03/15/40	1,470	1,045,536
Citigroup, Inc.
8.125%, 07/15/39	5,000	5,767,022
CME Group, Inc.
3.750%, 06/15/28	313	293,055
CNO Financial Group, Inc.
# 5.250%, 05/30/29	3,750	3,427,478
Comcast Corp.
4.250%, 10/15/30	1,000	917,829
4.250%, 01/15/33	2,300	2,076,032
7.050%, 03/15/33	3,837	4,171,224
4.400%, 08/15/35	3,250	2,845,935
Comerica, Inc.
# 4.000%, 02/01/29	1,000	912,138
Commonwealth Bank of Australia
#Ω 1.875%, 09/15/31	8,500	6,423,265
Conagra Brands, Inc.
5.300%, 11/01/38	6,600	5,756,351
ConocoPhillips
5.900%, 10/15/32	7,000	7,266,076
# 6.500%, 02/01/39	1,500	1,606,195
Consolidated Edison Co. of New York, Inc.
6.750%, 04/01/38	1,300	1,348,152
5.500%, 12/01/39	1,400	1,281,417
5.700%, 06/15/40	294	275,165
Constellation Energy Generation LLC
5.600%, 06/15/42	568	499,640
Corporate Office Properties LP
2.900%, 12/01/33	2,000	1,347,917
Costco Wholesale Corp.
# 1.750%, 04/20/32	11,098	8,515,534
Cox Communications, Inc.
Ω 4.800%, 02/01/35	3,797	3,284,836
Credit Agricole SA
3.875%, 04/15/24	78	76,357
CRH America Finance, Inc.
#Ω 3.950%, 04/04/28	1,280	1,172,035
Crown Castle, Inc.
2.250%, 01/15/31	700	533,604
CVS Health Corp.
3.250%, 08/15/29	3,851	3,340,289
Danske Bank AS
#Ω 4.375%, 06/12/28	6,000	5,211,442
Deere & Co.
5.375%, 10/16/29	650	660,172
Diageo Capital PLC
2.375%, 10/24/29	7,400	6,133,053
2.125%, 04/29/32	2,600	1,988,631

71

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
Discovery Communications LLC
# 3.625%, 05/15/30	8,000	$6,458,172
Dollar Tree, Inc.
4.200%, 05/15/28	934	868,826
Dow Chemical Co.
7.375%, 11/01/29	458	495,693
Dow Chemical Co.
4.250%, 10/01/34	1,402	1,185,676
DuPont de Nemours, Inc.
# 5.319%, 11/15/38	6,400	5,799,494
Eagle Materials, Inc.
2.500%, 07/01/31	600	440,462
Eaton Corp.
4.000%, 11/02/32	12,465	11,034,601
EI du Pont de Nemours & Co.
2.300%, 07/15/30	1,225	988,135
Elevance Health, Inc.
3.650%, 12/01/27	555	512,208
4.101%, 03/01/28	5,000	4,684,750
2.250%, 05/15/30	8,100	6,504,237
Enel Finance International NV
Ω 3.500%, 04/06/28	4,000	3,325,881
Enterprise Products Operating LLC
6.875%, 03/01/33	2,035	2,136,262
6.650%, 10/15/34	1,500	1,524,797
EOG Resources, Inc.
# 4.375%, 04/15/30	7,343	6,956,690
Equinor ASA
Ω 6.500%, 12/01/28	4,000	4,182,277
2.375%, 05/22/30	2,000	1,653,235
ERP Operating LP
1.850%, 08/01/31	2,000	1,492,936
Estee Lauder Cos., Inc.
2.600%, 04/15/30	2,400	2,015,383
Expedia Group, Inc.
3.250%, 02/15/30	53	42,714
Extra Space Storage LP
2.350%, 03/15/32	316	228,675
Exxon Mobil Corp.
# 2.440%, 08/16/29	6,050	5,183,197
FedEx Corp.
# 4.900%, 01/15/34	5,988	5,450,529
Fidelity National Financial, Inc.
3.400%, 06/15/30	8,900	7,139,359
2.450%, 03/15/31	1,000	727,431
Flex Ltd.
4.875%, 06/15/29	2,789	2,493,388
4.875%, 05/12/30	2,500	2,220,719
Flowserve Corp.
2.800%, 01/15/32	9,600	6,879,937

	Face Amount^	Value†
	(000)
FMR LLC
Ω 4.950%, 02/01/33	8,555	$7,810,447
Fortune Brands Home & Security, Inc.
3.250%, 09/15/29	4,300	3,526,450
Fox Corp.
5.476%, 01/25/39	5,600	4,809,117
Fresenius Medical Care U.S. Finance III, Inc.
Ω 2.375%, 02/16/31	3,600	2,508,403
Ω 3.000%, 12/01/31	571	406,054
GATX Corp.
3.500%, 06/01/32	1,050	834,111
General Dynamics Corp.
4.250%, 04/01/40	3,952	3,394,174
General Motors Co.
5.000%, 04/01/35	1,750	1,454,909
Georgia Power Co.
2.650%, 09/15/29	2,000	1,658,693
Georgia-Pacific LLC
7.750%, 11/15/29	4,960	5,501,811
Ω 2.300%, 04/30/30	7,000	5,659,231
Gilead Sciences, Inc.
4.000%, 09/01/36	1,000	839,208
2.600%, 10/01/40	3,000	1,985,299
GlaxoSmithKline Capital, Inc.
# 3.875%, 05/15/28	2,600	2,441,173
5.375%, 04/15/34	2,000	1,992,463
6.375%, 05/15/38	3,000	3,215,235
Glencore Funding LLC
#Ω 2.850%, 04/27/31	5,600	4,334,993
Global Payments, Inc.
4.450%, 06/01/28	1,071	973,551
Goldman Sachs Group, Inc.
# 6.125%, 02/15/33	6,200	6,188,810
Halliburton Co.
6.700%, 09/15/38	5,400	5,420,915
7.450%, 09/15/39	1,000	1,067,179
Health Care Service Corp. A Mutual Legal Reserve Co.
Ω 2.200%, 06/01/30	3,500	2,727,696
Healthcare Reality Holdings LP
2.000%, 03/15/31	800	576,181
Home Depot, Inc.
5.875%, 12/16/36	3,500	3,599,366
3.300%, 04/15/40	9,000	6,737,336
HP, Inc.
3.400%, 06/17/30	8,600	6,992,761
HSBC Holdings PLC
4.950%, 03/31/30	3,556	3,183,603
ING Groep NV
3.950%, 03/29/27	6,550	5,964,692
4.550%, 10/02/28	206	185,558
Intel Corp.
4.000%, 12/15/32	1,200	1,057,158

72

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
4.600%, 03/25/40	2,100	$1,768,924
Intercontinental Exchange, Inc.
2.650%, 09/15/40	7,000	4,592,070
International Business Machines Corp.
3.300%, 01/27/27	1,726	1,601,078
3.500%, 05/15/29	29	25,962
1.950%, 05/15/30	2,800	2,205,770
5.875%, 11/29/32	66	67,416
4.150%, 05/15/39	2,300	1,872,333
2.850%, 05/15/40	2,000	1,350,637
Interstate Power & Light Co.
2.300%, 06/01/30	2,228	1,775,263
Intesa Sanpaolo SpA
Ω 3.875%, 07/14/27	4,000	3,394,590
Ω 4.000%, 09/23/29	1,500	1,221,468
ITC Holdings Corp.
Ω 2.950%, 05/14/30	1,500	1,222,847
Jabil, Inc.
3.600%, 01/15/30	3,995	3,349,194
3.000%, 01/15/31	5,767	4,482,229
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
2.625%, 10/15/31	1,500	1,066,815
Johnson & Johnson
1.300%, 09/01/30	2,825	2,234,284
4.950%, 05/15/33	3,800	3,826,916
# 4.375%, 12/05/33	4,334	4,129,618
2.100%, 09/01/40	9,000	5,912,111
Juniper Networks, Inc.
3.750%, 08/15/29	7,000	6,002,240
Kellogg Co.
7.450%, 04/01/31	1,100	1,188,818
Kemper Corp.
# 2.400%, 09/30/30	5,500	4,142,684
3.800%, 02/23/32	3,100	2,523,852
KeyCorp
2.550%, 10/01/29	7,183	5,783,701
Kilroy Realty LP
2.500%, 11/15/32	3,000	2,082,195
Kinder Morgan Energy Partners LP
6.500%, 09/01/39	1,565	1,479,102
Kroger Co.
7.500%, 04/01/31	6,725	7,400,722
Lam Research Corp.
4.000%, 03/15/29	2,000	1,853,991
Lazard Group LLC
4.500%, 09/19/28	7,000	6,349,094
Lear Corp.
3.800%, 09/15/27	261	235,948
3.500%, 05/30/30	3,595	2,925,107
Leggett & Platt, Inc.
# 4.400%, 03/15/29	9,600	8,755,940

	Face Amount^	Value†
	(000)
Liberty Mutual Group, Inc.
Ω 4.569%, 02/01/29	3,530	$3,167,910
Lincoln National Corp.
3.050%, 01/15/30	11,900	9,783,908
3.400%, 01/15/31	60	49,473
3.400%, 03/01/32	2,000	1,622,370
Lloyds Banking Group PLC
# 4.375%, 03/22/28	4,000	3,558,194
Lockheed Martin Corp.
4.500%, 05/15/36	2,650	2,408,180
Loews Corp.
6.000%, 02/01/35	1,900	1,885,330
LSEGA Financing PLC
Ω 2.500%, 04/06/31	5,000	3,979,778
Ω 3.200%, 04/06/41	700	482,446
LYB International Finance III LLC
3.375%, 10/01/40	5,500	3,673,165
Markel Corp.
3.350%, 09/17/29	7,000	5,939,494
Mars, Inc.
Ω 3.600%, 04/01/34	9,159	7,684,972
Marsh & McLennan Cos., Inc.
4.375%, 03/15/29	1,762	1,664,094
2.250%, 11/15/30	8,300	6,503,162
2.375%, 12/15/31	65	50,372
5.875%, 08/01/33	2,500	2,489,182
Mercedes-Benz Finance North America LLC
8.500%, 01/18/31	9,188	10,712,763
Merck Sharp & Dohme Corp.
# 6.400%, 03/01/28	1,091	1,146,470
MetLife, Inc.
6.500%, 12/15/32	300	315,802
5.700%, 06/15/35	6,900	6,824,634
Micron Technology, Inc.
# 4.663%, 02/15/30	4,334	3,867,827
3.366%, 11/01/41	1,200	760,660
Microsoft Corp.
# 3.500%, 02/12/35	16,000	14,103,911
# 4.200%, 11/03/35	5,750	5,351,573
Mitsubishi UFJ Financial Group, Inc.
3.195%, 07/18/29	1,002	839,614
2.048%, 07/17/30	8,750	6,525,850
3.751%, 07/18/39	3,200	2,393,725
Mizuho Financial Group, Inc.
# 2.839%, 09/13/26	2,000	1,778,109
Morgan Stanley
7.250%, 04/01/32	4,234	4,547,302
Morgan Stanley Domestic Holdings, Inc.
4.500%, 06/20/28	2,500	2,333,879
Mosaic Co.
4.050%, 11/15/27	4,000	3,701,631

73

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
Motorola Solutions, Inc.
4.600%, 05/23/29	9,894	$9,095,531
MPLX LP
4.125%, 03/01/27	1,600	1,483,367
4.500%, 04/15/38	1,800	1,434,970
National Securities Clearing Corp.
#Ω 0.750%, 12/07/25	2,000	1,751,130
Nestle Holdings, Inc.
Ω 1.250%, 09/15/30	11,000	8,366,091
NetApp, Inc.
2.700%, 06/22/30	7,600	6,100,968
Nomura Holdings, Inc.
3.103%, 01/16/30	7,625	6,009,236
2.679%, 07/16/30	2,000	1,504,909
Northern Trust Corp.
1.950%, 05/01/30	9,100	7,121,544
Northrop Grumman Corp.
5.150%, 05/01/40	502	462,043
Nucor Corp.
3.950%, 05/01/28	6,000	5,515,705
2.700%, 06/01/30	3,700	3,016,430
3.125%, 04/01/32	2,080	1,685,591
NVIDIA Corp.
3.500%, 04/01/40	1,600	1,215,091
Oracle Corp.
3.250%, 11/15/27	3,799	3,371,523
3.250%, 05/15/30	7,966	6,596,598
ORIX Corp.
# 2.250%, 03/09/31	1,500	1,129,977
Owens Corning
3.875%, 06/01/30	5,300	4,586,474
Paramount Global
4.200%, 05/19/32	4,400	3,522,839
PerkinElmer, Inc.
3.300%, 09/15/29	1,900	1,596,234
Pfizer, Inc.
3.900%, 03/15/39	2,000	1,690,961
Philip Morris International, Inc.
# 3.375%, 08/15/29	6,600	5,645,495
2.100%, 05/01/30	4,600	3,506,338
Phillips 66
2.150%, 12/15/30	3,000	2,325,374
PNC Financial Services Group, Inc.
3.450%, 04/23/29	1,000	877,237
PPG Industries, Inc.
2.800%, 08/15/29	5,500	4,635,656
2.550%, 06/15/30	4,000	3,252,100
Primerica, Inc.
2.800%, 11/19/31	5,950	4,653,093
Procter & Gamble Co.
1.200%, 10/29/30	1,250	953,862
Progress Energy, Inc.
6.000%, 12/01/39	5,010	4,742,250

	Face Amount^	Value†
	(000)
Progressive Corp.
3.000%, 03/15/32	200	$165,145
6.250%, 12/01/32	900	939,157
Prudential Financial, Inc.
# 3.878%, 03/27/28	2,856	2,677,233
# 5.750%, 07/15/33	3,625	3,595,174
3.000%, 03/10/40	1,000	686,174
Prudential PLC
3.125%, 04/14/30	4,000	3,280,154
3.625%, 03/24/32	2,750	2,254,935
PulteGroup, Inc.
6.375%, 05/15/33	1,100	1,022,804
QUALCOMM, Inc.
# 2.150%, 05/20/30	7,917	6,488,076
4.650%, 05/20/35	800	737,415
Ralph Lauren Corp.
2.950%, 06/15/30	1,000	838,031
Rayonier LP
2.750%, 05/17/31	3,500	2,697,234
Raytheon Technologies Corp.
4.450%, 11/16/38	1,000	856,326
4.875%, 10/15/40	2,000	1,762,981
Realty Income Corp.
2.850%, 12/15/32	3,000	2,347,543
1.800%, 03/15/33	5,000	3,421,533
Reinsurance Group of America, Inc.
3.950%, 09/15/26	2,357	2,234,413
3.150%, 06/15/30	1,600	1,311,058
Republic Services, Inc.
6.200%, 03/01/40	230	233,193
Rio Tinto Finance USA Ltd.
7.125%, 07/15/28	2,120	2,279,040
Royal Bank of Canada
3.875%, 05/04/32	2,000	1,727,956
Royalty Pharma PLC
2.200%, 09/02/30	3,600	2,729,121
3.300%, 09/02/40	4,450	2,958,486
Schlumberger Holdings Corp.
Ω 4.300%, 05/01/29	1,000	912,007
Schlumberger Investment SA
2.650%, 06/26/30	550	459,503
Sempra Energy
3.800%, 02/01/38	1,800	1,364,485
Shell International Finance BV
2.875%, 05/10/26	8,000	7,446,799
2.375%, 11/07/29	2,000	1,686,226
Siemens Financieringsmaatschappij NV
Ω 6.125%, 08/17/26	80	81,610
Simon Property Group LP
2.650%, 07/15/30	4,000	3,163,599
2.250%, 01/15/32	4,100	2,989,386

74

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
Societe Generale SA
#Ω 3.000%, 01/22/30	5,400	$4,112,109
Southwest Gas Corp.
2.200%, 06/15/30	5,700	4,257,543
Steel Dynamics, Inc.
3.250%, 01/15/31	7,226	5,870,048
STORE Capital Corp.
2.750%, 11/18/30	4,000	3,122,585
Sumitomo Mitsui Financial Group, Inc.
3.544%, 01/17/28	3,500	3,134,052
3.040%, 07/16/29	3,000	2,476,726
2.222%, 09/17/31	6,227	4,558,591
Suncor Energy, Inc.
5.950%, 12/01/34	7,000	6,658,549
6.500%, 06/15/38	1,000	982,762
Svenska Handelsbanken AB
Ω 3.950%, 06/10/27	1,000	933,558
Tapestry, Inc.
3.050%, 03/15/32	1,762	1,296,370
Telefonica Europe BV
8.250%, 09/15/30	9,275	10,045,030
Textron, Inc.
2.450%, 03/15/31	6,750	5,173,390
TotalEnergies Capital International SA
2.829%, 01/10/30	9,400	8,068,073
TotalEnergies Capital SA
3.883%, 10/11/28	4,928	4,595,492
Toyota Motor Credit Corp.
3.050%, 01/11/28	7,000	6,323,922
TransCanada PipeLines Ltd.
4.625%, 03/01/34	9,145	7,986,819
Travelers Cos., Inc.
6.250%, 06/15/37	670	696,124
Union Pacific Corp.
2.891%, 04/06/36	8,530	6,446,239
3.200%, 05/20/41	1,600	1,172,235
3.375%, 02/14/42	250	186,729
United Parcel Service, Inc.
6.200%, 01/15/38	2,000	2,117,568
5.200%, 04/01/40	5,260	5,039,481
UnitedHealth Group, Inc.
3.875%, 12/15/28	3,000	2,789,824
4.625%, 07/15/35	6,050	5,555,727
2.750%, 05/15/40	1,600	1,097,042
Unum Group
3.875%, 11/05/25	6,000	5,719,435
4.000%, 06/15/29	3,275	2,860,766
Valero Energy Corp.
7.500%, 04/15/32	4,400	4,766,120
6.625%, 06/15/37	2,300	2,303,583
Ventas Realty LP
3.000%, 01/15/30	3,800	3,097,292
Verizon Communications, Inc.
4.500%, 08/10/33	100	89,093

	Face Amount^	Value†
	(000)
VF Corp.
2.950%, 04/23/30	7,345	$5,925,432
Viatris, Inc.
3.850%, 06/22/40	5,350	3,333,983
Virginia Electric & Power Co.
8.875%, 11/15/38	670	834,564
Vodafone Group PLC
7.875%, 02/15/30	7,625	8,276,717
Vornado Realty LP
3.400%, 06/01/31	5,250	3,895,822
Walgreens Boots Alliance, Inc.
# 3.200%, 04/15/30	2,704	2,265,075
Walt Disney Co.
2.650%, 01/13/31	5,535	4,585,271
6.200%, 12/15/34	6,200	6,468,910
Wells Fargo & Co.
# 4.150%, 01/24/29	7,042	6,409,093
Welltower, Inc.
3.100%, 01/15/30	1,600	1,306,206
2.750%, 01/15/31	8,100	6,264,492
Westlake Corp.
3.375%, 06/15/30	1,416	1,181,406
2.875%, 08/15/41	800	494,897
Westpac Banking Corp.
# 2.700%, 08/19/26	4,345	3,965,359
2.150%, 06/03/31	19,052	15,089,121
WestRock MWV LLC
8.200%, 01/15/30	3,885	4,268,326
7.950%, 02/15/31	3,112	3,386,774
Whirlpool Corp.
# 4.750%, 02/26/29	925	860,189
Williams Cos., Inc.
8.750%, 03/15/32	5,000	5,748,484
6.300%, 04/15/40	1,000	963,471
Wisconsin Power & Light Co.
1.950%, 09/16/31	3,250	2,475,023
WP Carey, Inc.
2.450%, 02/01/32	1,900	1,394,459
WRKCo, Inc.
4.200%, 06/01/32	1,600	1,377,813

TOTAL BONDS		1,161,213,950

U.S. TREASURY OBLIGATIONS — (3.9%)
U.S. Treasury Notes
0.375%, 04/30/25	7,000	6,338,281
0.250%, 05/31/25	11,750	10,552,969
0.250%, 06/30/25	12,000	10,764,375
0.250%, 07/31/25	9,750	8,706,445

75

DFA INTERMEDIATE-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
0.250%, 08/31/25	15,000	$13,342,383

TOTAL U.S. TREASURY OBLIGATIONS		49,704,453

TOTAL INVESTMENT SECURITIES (Cost $1,502,465,926)		1,216,044,676

	Shares	Value†
SECURITIES LENDING COLLATERAL — (3.6%)
@§ The DFA Short Term Investment Fund	3,890,722	$44,980,640

TOTAL INVESTMENTS — (100.0%) (Cost $1,547,464,150)		$1,261,025,316

As of October 31, 2022, DFA Intermediate-Term Extended Quality Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	1,315	EUR	1,313	Citibank, N.A.	01/20/23	$8

Total Appreciation						$8
USD	126,842	EUR	128,861	Citibank, N.A.	01/20/23	$(1,355)

Total (Depreciation)						$(1,355)

Total Appreciation (Depreciation)						$(1,347)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$5,126,273	—	$5,126,273
Bonds	—	1,161,213,950	—	1,161,213,950
U.S. Treasury Obligations	—	49,704,453	—	49,704,453
Securities Lending Collateral	—	44,980,640	—	44,980,640
Forward Currency Contracts**	—	(1,347)	—	(1,347)

TOTAL	—	$1,261,023,969	—	$1,261,023,969

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

76

DFA TARGETED CREDIT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^	Value†
		(000)
BONDS — (91.4%)
AUSTRALIA — (2.2%)
ANZ New Zealand International Ltd.
Ω 1.250%, 06/22/26		3,583	$3,083,172
APA Infrastructure Ltd.
4.250%, 11/26/24	GBP	2,000	2,216,245
4.200%, 03/23/25		2,000	1,907,086
Ω 4.200%, 03/23/25		1,200	1,144,252
Bank of New Zealand
Ω 1.000%, 03/03/26		300	259,580
FMG Resources August 2006 Pty Ltd.
Ω 5.125%, 05/15/24		1,500	1,462,929
Glencore Finance Europe Ltd.
0.625%, 09/11/24	EUR	397	367,011
Glencore Funding LLC
Ω 4.625%, 04/29/24		3,400	3,342,034
Ω 1.625%, 09/01/25		1,175	1,045,403
Ω 1.625%, 04/27/26		700	601,243
Telstra Corp. Ltd.
Ω 3.125%, 04/07/25		2,953	2,817,836

TOTAL AUSTRALIA			18,246,791

BELGIUM — (0.2%)
Belfius Bank SA
0.375%, 09/02/25	EUR	1,800	1,609,414

CANADA — (5.0%)
Bank of Montreal
1.250%, 09/15/26		5,000	4,246,946
Bank of Nova Scotia
1.050%, 03/02/26		5,900	5,110,409
Brookfield Asset Management, Inc.
4.000%, 01/15/25		2,100	2,035,892
Canadian Imperial Bank of Commerce
# 1.250%, 06/22/26		7,631	6,522,988
Canadian National Railway Co.
2.750%, 03/01/26		2,000	1,852,337
Canadian Natural Resources Ltd.
2.950%, 01/15/23		1,000	996,061
3.900%, 02/01/25		1,200	1,157,188
2.050%, 07/15/25		250	228,366
Enbridge Pipelines, Inc.
3.000%, 08/10/26	CAD	3,000	2,040,841
Enbridge, Inc.
3.190%, 12/05/22	CAD	1,000	733,006
2.500%, 01/15/25		2,200	2,061,578

		Face Amount^	Value†
		(000)
CANADA — (Continued)
Royal Bank of Canada
0.875%, 01/20/26		8,000	$6,907,524
Spectra Energy Partners LP
4.750%, 03/15/24		500	495,360
Toronto-Dominion Bank
1.200%, 06/03/26		7,500	6,462,330

TOTAL CANADA			40,850,826

DENMARK — (1.2%)
AP Moller—Maersk AS
1.750%, 03/16/26	EUR	4,000	3,717,084
Danske Bank AS
Ω 5.375%, 01/12/24		2,000	1,970,953
Nykredit Realkredit AS
0.250%, 01/13/26	EUR	5,000	4,325,549

TOTAL DENMARK			10,013,586

FRANCE — (1.7%)
BNP Paribas SA
Ω 3.375%, 01/09/25		2,000	1,890,650
1.250%, 03/19/25	EUR	2,000	1,867,930
BPCE SA
Ω 2.375%, 01/14/25		2,300	2,110,076
Ω 1.000%, 01/20/26		3,000	2,575,045
Societe Generale SA
Ω 2.625%, 10/16/24		800	746,172
Ω 1.375%, 07/08/25		3,600	3,201,608
Ω 4.000%, 01/12/27		2,000	1,783,256

TOTAL FRANCE			14,174,737

GERMANY — (5.5%)
Bayer U.S. Finance II LLC
Ω 4.250%, 12/15/25		2,800	2,677,120
Bayer U.S. Finance LLC
Ω 3.375%, 10/08/24		1,000	961,383
BMW U.S. Capital LLC
Ω 2.800%, 04/11/26		4,500	4,123,965
Commerzbank AG
1.750%, 01/22/25	GBP	600	618,406
1.125%, 06/22/26	EUR	1,000	859,432
Daimler Finance North America LLC
3.350%, 02/22/23		333	331,389
Daimler Trucks Finance North America LLC
Ω 3.500%, 04/07/25		4,490	4,248,932
Deutsche Bank AG
# 3.700%, 05/30/24		1,800	1,738,602
2.625%, 12/16/24	GBP	1,000	1,050,019
4.100%, 01/13/26		1,000	926,132
1.686%, 03/19/26		2,200	1,887,513

77

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
GERMANY — (Continued)
Deutsche Telekom International Finance BV
#Ω 3.600%, 01/19/27		2,500	$2,314,887
Fresenius Medical Care U.S. Finance III, Inc.
Ω 1.875%, 12/01/26		3,280	2,692,010
Fresenius SE & Co. KGaA
1.875%, 05/24/25	EUR	2,707	2,545,836
Mercedes-Benz Finance North America LLC
Ω 3.300%, 05/19/25		300	283,768
Ω 1.450%, 03/02/26		6,000	5,256,054
Siemens Financieringsmaatschappij NV
1.200%, 03/11/26		7,500	6,541,051
Ω 1.200%, 03/11/26		1,500	1,308,210
Volkswagen Financial Services NV
4.250%, 10/09/25	GBP	4,000	4,380,499
ZF North America Capital, Inc.
Ω 4.750%, 04/29/25		500	467,439

TOTAL GERMANY			45,212,647

IRELAND — (0.7%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
6.500%, 07/15/25		5,450	5,364,903
1.750%, 01/30/26		500	425,768

TOTAL IRELAND			5,790,671

ITALY — (1.3%)
Intesa Sanpaolo SpA
Ω 3.250%, 09/23/24		800	746,769
Republic of Italy Government International Bond
6.875%, 09/27/23		750	755,543
2.375%, 10/17/24		1,661	1,548,055
1.250%, 02/17/26		3,500	2,979,865
Snam SpA
0.000%, 08/15/25	EUR	5,000	4,426,301

TOTAL ITALY			10,456,533

JAPAN — (5.6%)
7-Eleven, Inc.
Ω 0.950%, 02/10/26		8,176	7,031,773
Aircastle Ltd.
4.125%, 05/01/24		2,000	1,906,012
Ω 5.250%, 08/11/25		50	46,770
4.250%, 06/15/26		3,500	3,089,088

		Face Amount^	Value†
		(000)
JAPAN — (Continued)
Mitsubishi UFJ Financial Group, Inc.
3.850%, 03/01/26		4,000	$3,764,404
2.757%, 09/13/26		1,000	891,540
Mizuho Financial Group, Inc.
# 3.477%, 04/12/26		3,300	3,033,311
Nissan Motor Acceptance Co. LLC
#Ω 3.450%, 03/15/23		1,000	992,358
Ω 1.125%, 09/16/24		500	446,431
Ω 2.000%, 03/09/26		1,500	1,222,278
Nissan Motor Co. Ltd.
#Ω 3.522%, 09/17/25		3,000	2,661,107
Nomura Holdings, Inc.
2.648%, 01/16/25		5,500	5,148,221
1.653%, 07/14/26		700	594,690
NTT Finance Corp.
Ω 1.162%, 04/03/26		2,886	2,500,961
1.162%, 04/03/26		1,600	1,386,534
Sumitomo Mitsui Financial Group, Inc.
2.348%, 01/15/25		270	251,336
0.948%, 01/12/26		5,200	4,468,983
2.632%, 07/14/26		1,500	1,343,764
Sumitomo Mitsui Trust Bank Ltd.
1.550%, 03/25/26		800	701,263
Toyota Motor Corp.
1.339%, 03/25/26		5,163	4,556,896

TOTAL JAPAN			46,037,720

LUXEMBOURG — (0.1%)
ArcelorMittal SA
# 6.125%, 06/01/25		500	497,742

NETHERLANDS — (1.3%)
Cooperatieve Rabobank UA
Ω 2.625%, 07/22/24		1,450	1,381,087
ING Groep NV
Ω 4.625%, 01/06/26		6,100	5,803,951
LeasePlan Corp. NV
Ω 2.875%, 10/24/24		3,000	2,787,347
0.250%, 02/23/26	EUR	1,043	883,138

TOTAL NETHERLANDS			10,855,523

NORWAY — (0.6%)
Aker BP ASA
Ω 2.875%, 01/15/26		5,400	4,885,166

PORTUGAL — (0.3%)
EDP—Energias de Portugal SA
2.875%, 06/01/26	EUR	3,000	2,877,882

78

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
SPAIN — (1.2%)
Banco Santander SA
1.849%, 03/25/26		2,000	$1,706,781
CaixaBank SA
1.000%, 06/25/24	EUR	300	283,462
1.375%, 06/19/26	EUR	1,800	1,582,966
Naturgy Finance BV
0.875%, 05/15/25	EUR	1,500	1,372,827
Santander Holdings USA, Inc.
3.244%, 10/05/26		3,000	2,657,206
Santander UK Group Holdings PLC
3.625%, 01/14/26	GBP	1,000	1,053,198
Telefonica Emisiones SA
3.987%, 01/23/23	EUR	300	297,708
5.375%, 02/02/26	GBP	1,000	1,123,893

TOTAL SPAIN			10,078,041

SWITZERLAND — (1.3%)
Credit Suisse Group AG
3.750%, 03/26/25		2,550	2,284,863
4.550%, 04/17/26		3,500	3,070,148
UBS Group AG
Ω 4.125%, 09/24/25		3,000	2,840,317
4.125%, 09/24/25		2,000	1,893,545
# 4.125%, 04/15/26		1,000	932,304

TOTAL SWITZERLAND			11,021,177

UNITED KINGDOM — (6.4%)
AstraZeneca PLC
0.700%, 04/08/26		5,820	5,017,723
Barclays PLC
3.650%, 03/16/25		1,650	1,532,776
4.375%, 01/12/26		2,160	2,005,254
3.000%, 05/08/26	GBP	2,000	2,045,535
BAT Capital Corp.
3.222%, 08/15/24		200	191,152
3.215%, 09/06/26		1,500	1,333,074
BAT International Finance PLC
2.375%, 01/19/23	EUR	500	493,731
1.668%, 03/25/26		3,000	2,576,550
BP Capital Markets America, Inc.
3.119%, 05/04/26		1,500	1,398,571
British Telecommunications PLC
0.500%, 09/12/25	EUR	1,000	900,367
CK Hutchison Group Telecom Finance SA
0.750%, 04/17/26	EUR	2,000	1,761,599
CK Hutchison International 16 Ltd.
2.750%, 10/03/26		1,200	1,103,456

		Face Amount^	Value†
		(000)
UNITED KINGDOM — (Continued)
CNH Industrial Capital LLC
1.950%, 07/02/23		800	$781,216
4.200%, 01/15/24		1,567	1,540,169
3.950%, 05/23/25		1,700	1,627,981
HSBC Holdings PLC
4.300%, 03/08/26		3,000	2,823,099
LSEGA Financing PLC
Ω 1.375%, 04/06/26		5,700	4,951,603
National Grid North America, Inc.
0.410%, 01/20/26	EUR	2,750	2,433,090
National Grid PLC
2.179%, 06/30/26	EUR	1,700	1,578,924
Nationwide Building Society
Ω 3.900%, 07/21/25		1,800	1,702,195
Ω 1.000%, 08/28/25		2,600	2,261,542
Ω 1.500%, 10/13/26		1,500	1,257,387
NatWest Group PLC
4.800%, 04/05/26		5,800	5,466,082
Reynolds American, Inc.
4.450%, 06/12/25		1,500	1,447,715
Standard Chartered PLC
#Ω 3.200%, 04/17/25		2,000	1,867,916
#Ω 4.050%, 04/12/26		2,400	2,234,400

TOTAL UNITED KINGDOM			52,333,107

UNITED STATES — (56.8%)
AbbVie, Inc.
3.600%, 05/14/25		500	479,790
3.200%, 05/14/26		1,200	1,117,986
AES Corp.
Ω 3.300%, 07/15/25		1,500	1,381,841
Aetna, Inc.
3.500%, 11/15/24		412	397,921
Altria Group, Inc.
2.350%, 05/06/25		571	526,860
Amcor Finance USA, Inc.
3.625%, 04/28/26		2,835	2,615,958
Amcor Flexibles North America, Inc.
4.000%, 05/17/25		650	625,154
American Electric Power Co., Inc.
1.000%, 11/01/25		678	595,364
American Medical Systems Europe BV
0.750%, 03/08/25	EUR	1,000	929,251
American Tower Corp.
3.375%, 05/15/24		900	872,127
# 4.400%, 02/15/26		1,300	1,239,044
1.600%, 04/15/26		4,500	3,885,335
Ameriprise Financial, Inc.
2.875%, 09/15/26		2,500	2,294,530
Archer-Daniels-Midland Co.
# 2.500%, 08/11/26		476	435,231

79

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Ares Capital Corp.
4.200%, 06/10/24		3,000	$2,886,089
3.250%, 07/15/25		2,500	2,255,406
3.875%, 01/15/26		1,000	896,541
Arrow Electronics, Inc.
3.250%, 09/08/24		1,400	1,335,770
AT&T, Inc.
4.000%, 11/25/25	CAD	2,000	1,416,802
AvalonBay Communities, Inc.
2.950%, 05/11/26		4,000	3,648,879
Avient Corp.
5.250%, 03/15/23		1,400	1,396,442
Ball Corp.
# 4.875%, 03/15/26		1,000	959,530
Bank of America Corp.
3.500%, 04/19/26		4,690	4,379,072
Becton Dickinson and Co.
0.034%, 08/13/25	EUR	4,250	3,818,293
Boardwalk Pipelines LP
4.950%, 12/15/24		3,937	3,892,880
5.950%, 06/01/26		1,926	1,928,967
Boeing Co.
2.600%, 10/30/25		1,827	1,668,233
Boeing Co.
3.100%, 05/01/26		4,100	3,702,166
2.250%, 06/15/26		153	133,894
Booking Holdings, Inc.
3.600%, 06/01/26		2,000	1,888,396
Brixmor Operating Partnership LP
3.650%, 06/15/24		1,000	964,895
3.850%, 02/01/25		800	764,368
Brown & Brown, Inc.
# 4.200%, 09/15/24		1,840	1,791,203
Campbell Soup Co.
3.950%, 03/15/25		1,000	969,582
3.300%, 03/19/25		1,223	1,163,168
Capital One Financial Corp.
3.200%, 02/05/25		1,000	945,387
Cargill, Inc.
Ω 0.750%, 02/02/26		6,390	5,536,676
Carrier Global Corp.
2.242%, 02/15/25		79	73,518
Celanese U.S. Holdings LLC
1.400%, 08/05/26		6,800	5,482,322
CenterPoint Energy, Inc.
1.450%, 06/01/26		500	434,707
Charles Schwab Corp.
0.900%, 03/11/26		3,375	2,918,200
1.150%, 05/13/26		3,000	2,597,944
Cigna Corp.
1.250%, 03/15/26		7,000	6,109,940
Citigroup, Inc.
3.700%, 01/12/26		1,700	1,598,166
3.400%, 05/01/26		6,000	5,557,954
CNO Financial Group, Inc.
5.250%, 05/30/25		5,500	5,397,232

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Comcast Corp.
3.150%, 03/01/26		900	$845,372
Conagra Brands, Inc.
4.300%, 05/01/24		704	692,918
Constellation Energy Generation LLC
3.250%, 06/01/25		3,500	3,318,563
Corporate Office Properties LP
2.250%, 03/15/26		1,200	1,039,881
Cox Communications, Inc.
Ω 3.850%, 02/01/25		380	365,190
Crown Castle, Inc.
1.050%, 07/15/26		6,000	5,049,602
DCP Midstream Operating LP
5.375%, 07/15/25		2,000	1,955,750
Digital Stout Holding LLC
4.250%, 01/17/25	GBP	2,000	2,193,442
Discover Bank
3.450%, 07/27/26		2,000	1,790,822
Discover Financial Services
3.750%, 03/04/25		1,200	1,133,841
# 4.500%, 01/30/26		2,500	2,343,680
Discovery Communications LLC
4.900%, 03/11/26		4,186	3,972,317
Dominion Energy, Inc.
3.300%, 03/15/25		600	573,921
1.450%, 04/15/26		3,000	2,619,566
DPL, Inc.
# 4.125%, 07/01/25		2,000	1,888,040
DTE Energy Co.
1.050%, 06/01/25		2,300	2,053,500
DXC Technology Co.
1.750%, 01/15/26	EUR	2,000	1,825,613
1.800%, 09/15/26		3,000	2,576,758
Eastman Chemical Co.
3.800%, 03/15/25		1,000	957,459
eBay, Inc.
# 2.750%, 01/30/23		816	811,589
# 1.400%, 05/10/26		5,335	4,642,452
Edison International
4.950%, 04/15/25		5,500	5,408,984
Elevance Health, Inc.
1.500%, 03/15/26		6,201	5,476,237
Energy Transfer LP
3.450%, 01/15/23		500	498,410
4.050%, 03/15/25		1,500	1,436,038
4.750%, 01/15/26		4,166	3,992,069
EPR Properties
# 4.750%, 12/15/26		2,000	1,722,318
Equinix, Inc.
# 1.450%, 05/15/26		6,500	5,586,907
ERAC USA Finance LLC
Ω 3.850%, 11/15/24		4,394	4,235,893

80

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Expedia Group, Inc.
5.000%, 02/15/26		2,900	$2,802,349
Fidelity & Guaranty Life Holdings, Inc.
Ω 5.500%, 05/01/25		4,900	4,789,805
Fidelity National Information Services, Inc.
0.625%, 12/03/25	EUR	1,000	899,776
1.150%, 03/01/26		6,100	5,253,441
Fiserv, Inc.
3.200%, 07/01/26		6,500	5,963,739
Flex Ltd.
4.750%, 06/15/25		650	630,609
3.750%, 02/01/26		5,000	4,628,450
Ford Motor Credit Co. LLC
4.134%, 08/04/25		2,000	1,859,600
Freeport-McMoRan, Inc.
4.550%, 11/14/24		2,000	1,960,723
General Motors Co.
6.125%, 10/01/25		1,300	1,294,536
General Motors Financial Co., Inc.
2.750%, 06/20/25		3,500	3,220,345
1.250%, 01/08/26		300	255,920
5.250%, 03/01/26		1,473	1,427,342
Gilead Sciences, Inc.
3.650%, 03/01/26		3,986	3,774,016
Global Payments, Inc.
1.200%, 03/01/26		1,600	1,365,071
# 4.800%, 04/01/26		4,250	4,081,113
GLP Capital LP/GLP Financing II, Inc.
3.350%, 09/01/24		3,125	2,927,401
Goldman Sachs Group, Inc.
3.750%, 05/22/25		2,000	1,904,482
4.250%, 01/29/26	GBP	700	766,563
3.750%, 02/25/26		3,500	3,288,535
Graphic Packaging International LLC
4.125%, 08/15/24		824	802,873
Hanesbrands, Inc.
Ω 4.875%, 05/15/26		2,500	2,293,750
Harley-Davidson Financial Services, Inc.
0.900%, 11/19/24	EUR	1,000	938,798
HCA, Inc.
5.375%, 02/01/25		3,250	3,208,969
Healthcare Realty Holdings LP
# 3.500%, 08/01/26		5,000	4,580,866
Hewlett Packard Enterprise Co.
# 4.450%, 10/02/23		2,302	2,283,664
1.750%, 04/01/26		2,000	1,770,172
Howmet Aerospace, Inc.
# 6.875%, 05/01/25		112	114,488

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
HP, Inc.
2.200%, 06/17/25		2,000	$1,838,687
1.450%, 06/17/26		2,242	1,915,180
Humana, Inc.
3.850%, 10/01/24		3,000	2,924,190
Huntington Bancshares, Inc.
# 2.625%, 08/06/24		700	665,734
Hyatt Hotels Corp.
4.850%, 03/15/26		1,796	1,720,246
Intercontinental Exchange, Inc.
3.750%, 12/01/25		4,000	3,842,240
Interpublic Group of Cos., Inc.
4.200%, 04/15/24		500	489,761
Jabil, Inc.
1.700%, 04/15/26		6,825	5,917,719
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.850%, 01/15/27		4,000	3,754,344
JPMorgan Chase & Co.
3.300%, 04/01/26		2,262	2,110,845
3.200%, 06/15/26		2,500	2,314,387
Kellogg Co.
1.250%, 03/10/25	EUR	3,000	2,834,858
Laboratory Corp. of America Holdings
1.550%, 06/01/26		2,502	2,172,142
Las Vegas Sands Corp.
2.900%, 06/25/25		3,000	2,716,980
Lazard Group LLC
3.750%, 02/13/25		1,000	961,856
Lennar Corp.
4.750%, 05/30/25		1,200	1,166,654
Lincoln National Corp.
3.350%, 03/09/25		1,000	956,622
LYB International Finance III LLC
# 1.250%, 10/01/25		566	495,664
Marathon Petroleum Corp.
3.625%, 09/15/24		100	96,604
4.700%, 05/01/25		1,900	1,859,445
5.125%, 12/15/26		250	245,552
Marriott International, Inc.
3.750%, 03/15/25		5,000	4,792,524
McKesson Corp.
# 0.900%, 12/03/25		2,600	2,270,286
Micron Technology, Inc.
# 4.975%, 02/06/26		1,500	1,458,245
Molson Coors Beverage Co.
3.000%, 07/15/26		5,500	5,010,248
Morgan Stanley
3.875%, 01/27/26		6,000	5,676,963
MPLX LP
1.750%, 03/01/26		3,200	2,789,900

81

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
NetApp, Inc.
1.875%, 06/22/25		100	$90,399
Netflix, Inc.
5.875%, 02/15/25		3,000	3,015,000
Newell Brands, Inc.
4.875%, 06/01/25		2,000	1,930,920
NextEra Energy Operating Partners LP
Ω 3.875%, 10/15/26		1,000	926,950
Nucor Corp.
2.000%, 06/01/25		2,000	1,838,869
Nuveen Finance LLC
Ω 4.125%, 11/01/24		2,500	2,421,231
Omnicom Group, Inc./Omnicom Capital, Inc.
3.650%, 11/01/24		500	482,402
OneMain Finance Corp.
6.875%, 03/15/25		3,585	3,477,450
Oracle Corp.
# 2.950%, 05/15/25		5,000	4,700,772
1.650%, 03/25/26		2,700	2,370,210
Paramount Global
# 4.750%, 05/15/25		2,162	2,111,363
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω 4.450%, 01/29/26		572	543,404
Ω 1.700%, 06/15/26		5,150	4,404,321
PerkinElmer, Inc.
1.875%, 07/19/26	EUR	2,000	1,831,049
Perrigo Finance Unlimited Co.
3.900%, 12/15/24		4,500	4,286,745
Philip Morris International, Inc.
2.750%, 02/25/26		2,000	1,833,349
# 0.875%, 05/01/26		3,000	2,561,557
Phillips 66
1.300%, 02/15/26		1,500	1,309,738
Phillips 66 Co.
Ω 2.450%, 12/15/24		130	121,503
Plains All American Pipeline LP/PAA Finance Corp.
# 3.600%, 11/01/24		1,500	1,436,754
PNC Financial Services Group, Inc.
1.150%, 08/13/26		372	319,148
PPG Industries, Inc.
1.200%, 03/15/26		6,000	5,197,238
Public Storage
0.875%, 02/15/26		6,500	5,621,701
PulteGroup, Inc.
5.500%, 03/01/26		3,186	3,126,144
# 5.000%, 01/15/27		2,000	1,920,790
Qwest Corp.
7.250%, 09/15/25		2,000	2,019,720

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Radian Group, Inc.
4.500%, 10/01/24		3,500	$3,313,173
Realty Income Corp.
0.750%, 03/15/26		2,000	1,704,261
Roper Technologies, Inc.
1.000%, 09/15/25		1,500	1,327,038
3.800%, 12/15/26		479	448,176
Ross Stores, Inc.
0.875%, 04/15/26		2,024	1,740,796
Royalty Pharma PLC
1.200%, 09/02/25		3,986	3,515,815
Ryder System, Inc.
4.625%, 06/01/25		500	485,275
Seagate HDD Cayman
4.750%, 01/01/25		1,500	1,447,545
Sealed Air Corp.
Ω 5.500%, 09/15/25		2,500	2,450,000
Sempra Energy
3.300%, 04/01/25		1,477	1,398,451
Sensata Technologies BV
Ω 5.625%, 11/01/24		2,000	1,984,358
Simon Property Group LP
3.500%, 09/01/25		2,000	1,899,428
SLM Corp.
3.125%, 11/02/26		3,000	2,631,210
Southwest Airlines Co.
5.250%, 05/04/25		3,500	3,480,845
Southwestern Electric Power Co.
1.650%, 03/15/26		4,600	4,042,715
Steel Dynamics, Inc.
2.400%, 06/15/25		100	92,435
Stryker Corp.
3.500%, 03/15/26		3,000	2,839,084
Sysco Corp.
1.250%, 06/23/23	EUR	225	219,798
3.300%, 07/15/26		4,191	3,873,292
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
5.875%, 06/15/24		250	245,697
Trinity Industries, Inc.
4.550%, 10/01/24		1,000	948,180
Truist Financial Corp.
3.700%, 06/05/25		1,500	1,438,120
UnitedHealth Group, Inc.
# 3.100%, 03/15/26		500	470,491
Utah Acquisition Sub, Inc.
3.950%, 06/15/26		6,000	5,464,543
Ventas Realty LP
# 3.500%, 04/15/24		1,000	969,964
2.650%, 01/15/25		500	467,316
4.125%, 01/15/26		2,500	2,356,804
Verizon Communications, Inc.
1.450%, 03/20/26		5,200	4,578,687

82

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
VMware, Inc.
1.400%, 08/15/26		7,107	$6,063,043
Vontier Corp.
1.800%, 04/01/26		3,500	2,899,575
Vornado Realty LP
2.150%, 06/01/26		6,100	5,035,649
Walgreens Boots Alliance, Inc.
3.600%, 11/20/25	GBP	1,000	1,082,170
3.450%, 06/01/26		5,000	4,681,000
Walt Disney Co.
# 1.750%, 01/13/26		7,000	6,332,043
Waste Management, Inc.
0.750%, 11/15/25		2,000	1,765,406
Wells Fargo & Co.
3.550%, 09/29/25		1,000	947,028
3.000%, 04/22/26		2,000	1,830,287
2.975%, 05/19/26	CAD	2,500	1,691,856
3.000%, 10/23/26		1,000	904,922
Western Digital Corp.
4.750%, 02/15/26		3,000	2,771,640
Western Union Co.
1.350%, 03/15/26		6,000	5,136,592
Williams Cos., Inc.
4.300%, 03/04/24		1,000	984,667
Williams Cos., Inc.
3.900%, 01/15/25		1,596	1,540,181
WRKCo, Inc.
# 4.650%, 03/15/26		5,500	5,325,046

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Xerox Holdings Corp.
Ω 5.000%, 08/15/25	3,500	$3,159,905

TOTAL UNITED STATES		466,884,652

TOTAL BONDS		751,826,215

U.S. TREASURY OBLIGATIONS — (5.3%)
U.S. Treasury Notes
0.125%, 12/15/23	7,000	6,658,477
0.875%, 01/31/24	7,000	6,678,711
0.250%, 05/15/24	32,500	30,395,117

TOTAL U.S. TREASURY OBLIGATIONS		43,732,305

TOTAL INVESTMENT SECURITIES (Cost $887,312,500)		795,558,520

	Shares
SECURITIES LENDING COLLATERAL — (3.3%)
@§ The DFA Short Term Investment Fund	2,316,550	26,781,638

TOTAL INVESTMENTS — (100.0%) (Cost $914,102,205)		$822,340,158

As of October 31, 2022, DFA Targeted Credit Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
GBP	137,993	USD	149,280	Bank of New York Mellon	11/04/22	$8,978
USD	1,367,063	GBP	1,182,008	Citibank, N.A.	11/04/22	11,466
GBP	80,269	USD	85,563	Citibank, N.A.	11/04/22	6,494
USD	4,448,189	GBP	3,861,302	Societe Generale	11/04/22	19,819
USD	4,986,745	CAD	6,507,276	Morgan Stanley and Co. International	11/28/22	209,555
USD	13,804,526	EUR	13,804,001	Bank of New York Mellon	12/28/22	97,096
USD	1,222,050	GBP	1,050,925	Societe Generale	12/28/22	14,395
USD	82,006	CAD	111,483	Citibank, N.A.	01/20/23	85
USD	7,832,632	EUR	7,805,838	HSBC Bank	01/25/23	64,176
USD	823,226	GBP	709,689	State Street Bank and Trust	01/25/23	6,994

Total Appreciation						$439,058
GBP	67,619	USD	77,913	Citibank, N.A.	11/04/22	$(363)
USD	175,554	GBP	155,287	Morgan Stanley and Co. International	11/04/22	(2,538)
USD	8,906,460	GBP	8,072,422	State Street Bank and Trust	11/04/22	(351,471)
USD	26,490,521	EUR	26,987,454	HSBC Bank	12/29/22	(310,890)

83

DFA TARGETED CREDIT PORTFOLIO

CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	1,061,432	CAD	1,469,120	Citibank, N.A.	01/20/23	$(18,114)

Total (Depreciation)						$(683,376)

Total Appreciation (Depreciation)						$(244,318)

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$18,246,791	—	$18,246,791
Belgium	—	1,609,414	—	1,609,414
Canada	—	40,850,826	—	40,850,826
Denmark	—	10,013,586	—	10,013,586
France	—	14,174,737	—	14,174,737
Germany	—	45,212,647	—	45,212,647
Ireland	—	5,790,671	—	5,790,671
Italy	—	10,456,533	—	10,456,533
Japan	—	46,037,720	—	46,037,720
Luxembourg	—	497,742	—	497,742
Netherlands	—	10,855,523	—	10,855,523
Norway	—	4,885,166	—	4,885,166
Portugal	—	2,877,882	—	2,877,882
Spain	—	10,078,041	—	10,078,041
Switzerland	—	11,021,177	—	11,021,177
United Kingdom	—	52,333,107	—	52,333,107
United States	—	466,884,652	—	466,884,652
U.S. Treasury Obligations	—	43,732,305	—	43,732,305
Securities Lending Collateral	—	26,781,638	—	26,781,638
Forward Currency Contracts**	—	(244,318)	—	(244,318)

TOTAL	—	$822,095,840	—	$822,095,840

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

84

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^	Value†
		(000)
AGENCY OBLIGATIONS — (9.5%)
Federal Farm Credit Banks Funding Corp.
2.630%, 08/03/26		67	$62,593
Federal Home Loan Bank
4.750%, 03/10/23		170	170,198
Federal National Mortgage Association
2.000%, 11/01/37 TBA		59,244	51,876,049
2.500%, 11/01/37 TBA		41,664	37,534,156
2.000%, 11/01/52 TBA		24,811	19,546,416
2.500%, 11/01/52 TBA		36,086	29,528,748
3.000%, 11/01/52 TBA		54,268	46,115,081
Government National Mortgage Association
2.500%, 11/01/52 TBA		47,902	40,582,308
3.000%, 11/01/52 TBA		13,186	11,476,971
Tennessee Valley Authority
5.625%, 06/07/32	GBP	1,941	2,428,592

TOTAL AGENCY OBLIGATIONS			239,321,112

BONDS — (88.0%)
AUSTRALIA — (5.9%)
ANZ New Zealand International Ltd.
Ω 0.200%, 09/23/27	EUR	1,678	1,377,759
Ω 0.375%, 09/17/29	EUR	1,745	1,333,838
APA Infrastructure Ltd.
Ω 3.500%, 03/22/30	GBP	1,400	1,317,513
Ω 2.000%, 07/15/30	EUR	1,367	1,100,230
ASB Finance Ltd.
Ω 0.500%, 09/24/29	EUR	2,000	1,529,771
Australia Government Bond
Ω 1.000%, 12/21/30	AUD	1,700	882,655
BHP Billiton Finance Ltd.
Ω 1.500%, 04/29/30	EUR	1,000	816,828
Buckeye Partners LP
4.150%, 07/01/23		22	21,742
3.950%, 12/01/26		87	76,316
Commonwealth Bank of Australia
Ω 3.150%, 09/19/27		1,810	1,641,459
FMG Resources August 2006 Pty Ltd.
Ω 4.500%, 09/15/27		5,800	5,189,840
#Ω 5.875%, 04/15/30		2,000	1,794,600
Ω 4.375%, 04/01/31		2,100	1,669,080
Glencore Funding LLC
#Ω 2.500%, 09/01/30		3,310	2,546,566
Ω 2.850%, 04/27/31		3,000	2,322,318

		Face Amount^	Value†
		(000)
AUSTRALIA — (Continued)
Macquarie Group Ltd.
Ω 0.950%, 05/21/31	EUR	1,971	$1,402,612
National Australia Bank Ltd.
Ω 1.250%, 05/18/26	EUR	1,000	923,704
New South Wales Treasury Corp.
2.000%, 03/20/31	AUD	8,000	4,260,772
Ω 1.500%, 02/20/32	AUD	14,820	7,316,224
2.000%, 03/08/33	AUD	8,000	4,025,770
Queensland Treasury Corp.
Ω 1.750%, 08/21/31	AUD	4,000	2,068,475
Ω 1.500%, 08/20/32	AUD	9,700	4,738,268
Ω 1.750%, 07/20/34	AUD	34,000	16,001,466
Rio Tinto Finance PLC
Ω 4.000%, 12/11/29	GBP	3,500	3,713,748
South Australian Government Financing Authority
Ω 1.750%, 05/24/32	AUD	29,500	14,794,010
Telstra Corp. Ltd.
Ω 1.375%, 03/26/29	EUR	3,000	2,603,910
Treasury Corp. of Victoria
1.500%, 09/10/31	AUD	5,000	2,510,271
4.250%, 12/20/32	AUD	2,500	1,558,250
Ω 2.250%, 09/15/33	AUD	3,000	1,528,318
Ω 2.250%, 09/15/33	AUD	3,000	1,528,318
2.250%, 11/20/34	AUD	55,600	27,400,625
2.000%, 09/17/35	AUD	12,900	6,014,449
Western Australian Treasury Corp.
Ω 2.000%, 10/24/34	AUD	15,500	7,498,976
Westpac Banking Corp.
2.850%, 05/13/26		104	96,206
2.700%, 08/19/26		23	20,990
Ω 0.875%, 04/17/27	EUR	5,700	4,988,098
Ω 1.125%, 09/05/27	EUR	2,000	1,763,626
2.150%, 06/03/31		117	92,664
Westpac Securities NZ Ltd.
Ω 0.100%, 07/13/27	EUR	9,600	7,869,061

TOTAL AUSTRALIA			148,339,326

BELGIUM — (0.1%)
Anheuser-Busch InBev SA/NV
Ω 2.000%, 03/17/28	EUR	1,000	916,722
Ω 2.250%, 05/24/29	GBP	600	572,534
Ω 1.650%, 03/28/31	EUR	1,500	1,264,080

TOTAL BELGIUM			2,753,336

CANADA — (8.8%)
Alimentation Couche-Tard, Inc.
Ω 1.875%, 05/06/26	EUR	700	637,947
Ω 3.550%, 07/26/27		1,620	1,450,277
Bank of Nova Scotia
2.150%, 08/01/31		1,000	741,212

85

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
CANADA — (Continued)
2.450%, 02/02/32		15,000	$11,233,562
Canadian Imperial Bank of Commerce
3.600%, 04/07/32		1,500	1,238,202
Canadian Natural Resources Ltd.
3.420%, 12/01/26	CAD	1,000	696,935
6.250%, 03/15/38		7,295	7,014,355
Canadian Pacific Railway Co.
# 3.700%, 02/01/26		45	42,787
CDP Financial, Inc.
Ω 1.125%, 04/06/27	EUR	9,000	8,182,032
Cenovus Energy, Inc.
3.600%, 03/10/27	CAD	4,000	2,775,939
CI Financial Corp.
3.200%, 12/17/30		7,053	5,102,679
CPPIB Capital, Inc.
Ω 0.875%, 02/06/29	EUR	5,700	4,930,585
Ω 1.125%, 12/14/29	GBP	22,550	20,744,121
Ω 0.050%, 02/24/31	EUR	24,593	18,756,388
Enbridge, Inc.
4.000%, 10/01/23		34	33,533
3.500%, 06/10/24		15	14,537
Fairfax Financial Holdings Ltd.
Ω 2.750%, 03/29/28	EUR	461	396,571
4.850%, 04/17/28		1,000	919,671
ITC Holdings Corp.
3.650%, 06/15/24		113	109,604
Methanex Corp.
5.250%, 12/15/29		7,600	6,503,785
Nutrien Ltd.
3.000%, 04/01/25		40	37,835
Ontario Teachers’ Finance Trust
Ω 0.100%, 05/19/28	EUR	9,000	7,518,094
Ω 0.050%, 11/25/30	EUR	7,325	5,586,064
Province of Alberta Canada
3.600%, 04/11/28	AUD	2,500	1,493,650
2.050%, 06/01/30	CAD	19,000	12,205,270
Province of British Columbia Canada
# 6.500%, 01/15/26		93	97,021
2.950%, 12/18/28	CAD	5,000	3,484,053
2.200%, 06/18/30	CAD	9,300	6,044,471
5.400%, 06/18/35	CAD	6,800	5,542,024
Province of Manitoba Canada
2.050%, 06/02/30	CAD	13,000	8,327,214
2.050%, 06/02/31	CAD	6,100	3,830,281
Province of Nova Scotia Canada
2.000%, 09/01/30	CAD	1,400	889,378
Province of Ontario Canada
Ω 0.010%, 11/25/30	EUR	1,000	766,392
Province of Quebec Canada
Ω 0.875%, 05/04/27	EUR	190	171,369
6.000%, 10/01/29	CAD	4,000	3,297,948
1.900%, 09/01/30	CAD	16,700	10,570,027

		Face Amount^	Value†
		(000)
CANADA — (Continued)
Ω 0.000%, 10/29/30	EUR	6,500	$4,995,163
Ω 0.250%, 05/05/31	EUR	5,650	4,363,447
Province of Saskatchewan Canada
2.200%, 06/02/30	CAD	10,000	6,487,687
6.400%, 09/05/31	CAD	20,000	17,207,766
Royal Bank of Canada
2.300%, 11/03/31		700	532,686
3.875%, 05/04/32		8,000	6,911,823
Spectra Energy Partners LP
4.750%, 03/15/24		22	21,796
Suncor Energy, Inc.
5.950%, 12/01/34		1,700	1,617,076
6.800%, 05/15/38		734	732,647
TC PipeLines LP
3.900%, 05/25/27		2,000	1,861,824
Thomson Reuters Corp.
4.300%, 11/23/23		60	59,442
Toronto-Dominion Bank
# 3.200%, 03/10/32		4,000	3,248,622
Ω 3.129%, 08/03/32	EUR	2,000	1,781,237
Toronto-Dominion Bank
Ω 1.952%, 04/08/30	EUR	13,200	11,098,363
TransCanada PipeLines Ltd.
5.600%, 03/31/34		1,000	934,552

TOTAL CANADA			223,239,944

DENMARK — (0.7%)
AP Moller—Maersk AS
Ω 1.750%, 03/16/26	EUR	4,500	4,181,719
Denmark Government Bond
0.000%, 11/15/31	DKK	135,000	14,270,871
DSV Finance BV
Ω 1.375%, 03/16/30	EUR	400	328,153

TOTAL DENMARK			18,780,743

FINLAND — (1.1%)
Nokia Oyj
4.375%, 06/12/27		7,350	6,759,280
Nordea Bank Abp
Ω 0.500%, 05/14/27	EUR	13,460	11,644,581
Ω 0.500%, 11/02/28	EUR	1,000	799,682
OP Corporate Bank PLC
Ω 0.100%, 11/16/27	EUR	8,350	6,840,846
Ω 0.625%, 11/12/29	EUR	2,750	2,052,941

TOTAL FINLAND			28,097,330

FRANCE — (4.3%)
Action Logement Services
Ω 1.375%, 04/13/32	EUR	3,000	2,551,558
Airbus SE
Ω 2.375%, 04/07/32	EUR	1,000	883,143
Banque Federative du Credit Mutuel SA
Ω 2.625%, 11/06/29	EUR	4,500	3,937,074

86

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
FRANCE — (Continued)
Ω 0.750%, 01/17/30	EUR	1,200	$912,166
Ω 1.250%, 06/03/30	EUR	1,700	1,332,327
Ω 0.625%, 02/21/31	EUR	9,900	7,179,219
Ω 1.125%, 01/19/32	EUR	2,700	2,003,533
BNP Paribas SA
Ω 1.500%, 11/17/25	EUR	1,200	1,104,969
Ω 2.100%, 04/07/32	EUR	500	394,123
BPCE SA
Ω 0.010%, 01/14/27	EUR	3,500	2,963,978
Ω 3.500%, 10/23/27		5,000	4,302,340
#Ω 2.700%, 10/01/29		6,626	5,366,265
Ω 0.625%, 01/15/30	EUR	500	390,193
Ω 0.250%, 01/14/31	EUR	5,300	3,836,259
Ω 2.375%, 04/26/32	EUR	1,400	1,188,951
Credit Agricole SA
Ω 1.375%, 05/03/27	EUR	2,000	1,790,871
Electricite de France SA
Ω 3.625%, 10/13/25		40	37,763
Ω 6.250%, 05/30/28	GBP	1,000	1,152,417
5.875%, 07/18/31	GBP	3,200	3,602,661
Ω 6.125%, 06/02/34	GBP	1,500	1,706,799
Ile-de-France Mobilites
Ω 0.400%, 05/28/31	EUR	4,000	3,228,809
La Poste SA
Ω 1.450%, 11/30/28	EUR	4,700	4,140,844
Ω 1.375%, 04/21/32	EUR	10,500	8,490,443
MMS USA Holdings, Inc.
Ω 1.750%, 06/13/31	EUR	2,500	1,981,979
Orange SA
Ω 8.125%, 11/20/28	GBP	1,964	2,573,228
Ω 2.000%, 01/15/29	EUR	1,200	1,100,384
Ω 3.250%, 01/15/32	GBP	600	592,486
Pernod Ricard SA
Ω 3.250%, 06/08/26		173	162,030
Sanofi
Ω 1.375%, 03/21/30	EUR	2,700	2,342,192
SNCF Reseau
Ω 5.250%, 12/07/28	GBP	280	332,231
Ω 5.250%, 01/31/35	GBP	5,050	6,056,419
Societe Generale SA
#Ω 4.750%, 09/14/28		1,000	886,879
Ω 2.125%, 09/27/28	EUR	2,000	1,710,079
Ω 3.000%, 01/22/30		1,400	1,066,102
TotalEnergies Capital Canada Ltd.
Ω 2.125%, 09/18/29	EUR	8,400	7,583,235
TotalEnergies Capital International SA
Ω 0.696%, 05/31/28	EUR	2,300	1,968,741
Ω 0.750%, 07/12/28	EUR	4,600	3,918,799
Ω 1.405%, 09/03/31	GBP	3,500	3,032,954
TotalEnergies Capital SA
3.883%, 10/11/28		2,200	2,051,559

		Face Amount^	Value†
		(000)
FRANCE — (Continued)
Unibail-Rodamco-Westfield SE
Ω 1.875%, 01/15/31	EUR	500	$366,822
WEA Finance LLC
Ω 3.500%, 06/15/29		9,550	7,648,328

TOTAL FRANCE			107,871,152

GERMANY — (2.6%)
Allianz Finance II BV
Ω 0.500%, 01/14/31	EUR	1,000	776,231
BASF SE
Ω 1.500%, 03/17/31	EUR	4,900	3,989,847
Ω 3.750%, 06/29/32	EUR	8,400	7,984,520
Bayer Capital Corp. BV
Ω 1.500%, 06/26/26	EUR	5,700	5,175,532
Ω 2.125%, 12/15/29	EUR	900	764,649
Bayer U.S. Finance II LLC
Ω 5.500%, 08/15/25		26	25,690
BMW Finance NV
Ω 1.500%, 02/06/29	EUR	2,600	2,320,480
Ω 0.875%, 01/14/32	EUR	3,000	2,358,509
BMW U.S. Capital LLC
Ω 2.800%, 04/11/26		194	177,789
#Ω 3.300%, 04/06/27		500	456,659
Ω 3.300%, 04/06/27		58	52,972
Ω 4.150%, 04/09/30		1,500	1,369,953
Deutsche Bank AG
3.700%, 05/30/24		113	108,129
Deutsche Telekom AG
Ω 3.125%, 02/06/34	GBP	3,000	2,865,852
Ω 1.375%, 07/05/34	EUR	3,000	2,328,804
Deutsche Telekom International Finance BV
Ω 1.375%, 01/30/27	EUR	500	460,030
Ω 2.250%, 04/13/29	GBP	1,600	1,534,344
E.ON International Finance BV
6.375%, 06/07/32	GBP	2,150	2,551,447
E.ON SE
Ω 1.625%, 05/22/29	EUR	1,200	1,016,741
Fresenius Medical Care AG & Co. KGaA
Ω 1.500%, 05/29/30	EUR	3,000	2,317,414
Fresenius Medical Care U.S. Finance III, Inc.
Ω 2.375%, 02/16/31		8,100	5,643,906
HOWOGE
Wohnungs-baugesellschaftmbH
Ω 1.125%, 11/01/33	EUR	200	138,962
JAB Holdings BV
Ω 1.000%, 07/14/31	EUR	800	550,384

87

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
GERMANY — (Continued)
Mercedes-Benz Finance North America LLC
8.500%, 01/18/31		1,304	$1,520,401
Mercedes-Benz Finance North America LLC
#Ω 2.625%, 03/10/30		170	138,342
Mercedes-Benz Group AG
Ω 1.000%, 11/15/27	EUR	4,300	3,825,119
Ω 2.000%, 02/27/31	EUR	1,000	883,853
Ω 1.125%, 08/08/34	EUR	1,900	1,420,262
Siemens
Financieringsmaatschappij NV
Ω 1.000%, 02/25/30	EUR	2,000	1,680,424
Volkswagen International Finance NV
Ω 1.875%, 03/30/27	EUR	5,400	4,858,863
Volkswagen Leasing GmbH
Ω 0.625%, 07/19/29	EUR	5,000	3,890,413
ZF North America Capital, Inc.
Ω 4.750%, 04/29/25		3,010	2,813,981

TOTAL GERMANY			66,000,502

HONG KONG — (0.6%)
Prudential PLC
3.125%, 04/14/30		100	82,004
3.625%, 03/24/32		19,800	16,235,534

TOTAL HONG KONG			16,317,538

ITALY — (1.0%)
Eni SpA
Ω 1.500%, 01/17/27	EUR	1,000	907,865
Ω 1.125%, 09/19/28	EUR	1,700	1,434,593
Ω 3.625%, 01/29/29	EUR	312	296,740
Ω 0.625%, 01/23/30	EUR	1,000	767,026
Intesa Sanpaolo SpA
Ω 3.875%, 07/14/27		1,500	1,272,971
Ω 1.750%, 07/04/29	EUR	3,800	3,104,547
Ω 4.000%, 09/23/29		2,000	1,628,624
Ω 2.500%, 01/15/30	GBP	3,850	3,291,056
Ω 1.350%, 02/24/31	EUR	1,400	986,720
Italy Buoni Poliennali Del Tesoro
Ω 1.250%, 12/01/26	EUR	2,100	1,912,951
Snam SpA
Ω 0.625%, 06/30/31	EUR	7,000	4,874,522
UniCredit SpA
Ω 1.625%, 01/18/32	EUR	7,400	5,295,466

TOTAL ITALY			25,773,081

		Face Amount^	Value†
		(000)
JAPAN — (3.5%)
7-Eleven, Inc.
1.300%, 02/10/28		300	$243,211
Ω 1.800%, 02/10/31		209	154,244
Aircastle Ltd.
4.250%, 06/15/26		3,500	3,089,088
Ω 2.850%, 01/26/28		1,500	1,132,093
American Honda Finance Corp.
2.300%, 09/09/26		130	116,177
0.300%, 07/07/28	EUR	333	272,340
Japan Finance Organization for Municipalities
Ω 0.100%, 09/03/31	EUR	3,500	2,629,332
Japan Government Twenty Year Bond
1.800%, 09/20/31	JPY	680,000	5,187,609
1.500%, 03/20/34	JPY	550,000	4,121,366
1.200%, 09/20/35	JPY	550,000	3,983,658
0.400%, 03/20/36	JPY	330,000	2,158,122
Mitsubishi UFJ Financial Group, Inc.
# 3.677%, 02/22/27		35	32,114
3.195%, 07/18/29		4,551	3,813,456
2.559%, 02/25/30		5,000	3,939,742
2.048%, 07/17/30		5,200	3,878,220
Ω 3.556%, 06/15/32	EUR	4,069	3,698,375
3.751%, 07/18/39		380	284,255
Mizuho Financial Group, Inc.
Ω 0.402%, 09/06/29	EUR	12,784	9,551,722
Ω 0.797%, 04/15/30	EUR	923	702,518
Ω 0.693%, 10/07/30	EUR	1,620	1,194,319
Ω 2.096%, 04/08/32	EUR	2,850	2,282,698
Nissan Motor Acceptance Co. LLC
Ω 2.450%, 09/15/28		800	575,950
Nissan Motor Co. Ltd.
Ω 4.810%, 09/17/30		4,300	3,434,423
Nomura Holdings, Inc.
3.103%, 01/16/30		10,168	8,013,365
NTT Finance Corp.
Ω 0.342%, 03/03/30	EUR	3,000	2,351,230
Sumitomo Mitsui Financial Group,
Inc.
3.944%, 07/19/28		700	630,173
3.040%, 07/16/29		9,750	8,049,360
Ω 0.632%, 10/23/29	EUR	2,000	1,522,221
2.750%, 01/15/30		790	631,205
2.130%, 07/08/30		4,000	3,000,817
# 2.222%, 09/17/31		6,000	4,392,412
Toyota Motor Corp.
# 3.669%, 07/20/28		2,215	2,050,126
Toyota Motor Credit Corp.
2.625%, 01/10/23		75	74,730

TOTAL JAPAN			87,190,671

88

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
LUXEMBOURG — (0.2%)
ArcelorMittal SA
# 4.250%, 07/16/29		1,000	$883,522
Medtronic Global Holdings SCA
1.000%, 07/02/31	EUR	4,000	3,182,607
Prologis International Funding II SA
Ω 3.125%, 06/01/31	EUR	2,300	1,985,217

TOTAL LUXEMBOURG			6,051,346

NETHERLANDS — (2.6%)
BNG Bank NV
Ω 3.300%, 04/26/29	AUD	5,000	2,920,275
Cooperatieve Rabobank UA
Ω 1.375%, 02/03/27	EUR	1,000	912,083
CTP NV
Ω 1.250%, 06/21/29	EUR	2,600	1,538,658
Ω 1.500%, 09/27/31	EUR	4,396	2,284,735
Heineken NV
Ω 2.750%, 04/01/23		26	25,736
ING Groep NV
Ω 1.375%, 01/11/28	EUR	3,100	2,649,342
4.050%, 04/09/29		300	260,848
Koninklijke Ahold Delhaize NV
Ω 1.125%, 03/19/26	EUR	520	476,175
Koninklijke KPN NV
Ω 5.750%, 09/17/29	GBP	1,500	1,684,825
Koninklijke Philips NV
Ω 1.375%, 05/02/28	EUR	2,000	1,714,724
Nederlandse Waterschapsbank NV
Ω 3.300%, 05/02/29	AUD	4,500	2,626,748
Shell International Finance BV
Ω 1.625%, 01/20/27	EUR	1,408	1,301,417
Ω 0.125%, 11/08/27	EUR	5,000	4,236,874
Ω 1.250%, 05/12/28	EUR	5,600	4,952,167
Ω 0.750%, 08/15/28	EUR	2,000	1,708,308
Ω 1.000%, 12/10/30	GBP	29,953	25,326,318
Ω 0.500%, 11/08/31	EUR	1,000	760,336
TenneT Holding BV
Ω 2.125%, 11/17/29	EUR	900	799,801
Ω 2.375%, 05/17/33	EUR	11,650	9,882,623

TOTAL NETHERLANDS			66,061,993

NEW ZEALAND — (0.5%)
New Zealand Government Bond
Ω 3.500%, 04/14/33	NZD	23,000	12,605,841

NORWAY — (0.8%)
Aker BP ASA
Ω 2.875%, 01/15/26		4,000	3,618,641
Equinor ASA
2.650%, 01/15/24		81	78,788

		Face Amount^	Value†
		(000)
NORWAY — (Continued)
Ω 6.875%, 03/11/31	GBP	12,814	$16,425,877
Kommunalbanken AS
3.400%, 07/24/28	AUD	1,000	595,531

TOTAL NORWAY			20,718,837

SPAIN — (1.3%)
Autonomous Community of Madrid Spain
Ω 1.723%, 04/30/32	EUR	6,000	5,140,227
Banco Santander SA
Ω 1.000%, 11/04/31	EUR	500	365,524
Merlin Properties Socimi SA
Ω 2.375%, 09/18/29	EUR	300	239,166
Santander Holdings USA, Inc.
4.500%, 07/17/25		206	196,917
4.400%, 07/13/27		2,000	1,807,400
Santander UK PLC
4.000%, 03/13/24		103	100,898
Ω 3.875%, 10/15/29	GBP	1,478	1,532,444
Spain Government Bond
Ω 0.700%, 04/30/32	EUR	12,000	9,498,819
Ω 2.550%, 10/31/32	EUR	2,800	2,607,067
Telefonica Emisiones SA
Ω 1.715%, 01/12/28	EUR	4,300	3,857,375
Ω 5.445%, 10/08/29	GBP	650	715,780
7.045%, 06/20/36		4,530	4,397,511
4.665%, 03/06/38		700	527,861
Telefonica Europe BV
8.250%, 09/15/30		500	541,511

TOTAL SPAIN			31,528,500

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (1.1%)
Asian Development Bank
2.350%, 06/21/27	JPY	1,780,000	13,135,187
EUROFIMA
Ω 3.350%, 05/21/29	AUD	8,000	4,632,538
European Investment Bank
2.150%, 01/18/27	JPY	1,009,600	7,349,108
International Finance Corp.
1.250%, 02/06/31	AUD	3,000	1,437,436

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			26,554,269

SWEDEN — (0.2%)
Investor AB
Ω 2.750%, 06/10/32	EUR	3,909	3,536,979
Swedbank AB
Ω 0.200%, 01/12/28	EUR	2,000	1,598,102

TOTAL SWEDEN			5,135,081

89

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
SWITZERLAND — (0.9%)
Credit Suisse Group AG
Ω 0.650%, 09/10/29	EUR	2,000	$1,386,048
Novartis Finance SA
Ω 1.375%, 08/14/30	EUR	4,000	3,438,081
UBS AG
Ω 0.500%, 03/31/31	EUR	4,000	2,986,469
UBS Group AG
Ω 1.250%, 09/01/26	EUR	1,800	1,589,950
Ω 0.875%, 11/03/31	EUR	17,900	13,012,218
Ω 0.625%, 02/24/33	EUR	200	136,734

TOTAL SWITZERLAND			22,549,500

UNITED KINGDOM — (4.4%)
Ashtead Capital, Inc.
#Ω 2.450%, 08/12/31		300	215,173
AstraZeneca PLC
Ω 1.250%, 05/12/28	EUR	1,200	1,062,134
Ω 5.750%, 11/13/31	GBP	450	548,933
Barclays PLC
4.375%, 01/12/26		2,000	1,856,717
Ω 3.250%, 02/12/27	GBP	1,657	1,666,209
3.250%, 01/17/33	GBP	7,500	6,527,520
BAT Capital Corp.
2.726%, 03/25/31		3,200	2,343,846
BAT International Finance PLC
Ω 4.000%, 09/04/26	GBP	1,220	1,273,375
Ω 1.250%, 03/13/27	EUR	1,000	830,699
Ω 3.125%, 03/06/29	EUR	3,200	2,675,149
Ω 2.250%, 01/16/30	EUR	6,500	4,970,869
BP Capital Markets America, Inc.
3.017%, 01/16/27		127	116,082
# 4.234%, 11/06/28		230	216,550
3.633%, 04/06/30		800	714,318
2.721%, 01/12/32		7,050	5,717,398
BP Capital Markets PLC
Ω 1.573%, 02/16/27	EUR	2,850	2,585,208
Ω 1.231%, 05/08/31	EUR	4,750	3,765,047
Ω 2.822%, 04/07/32	EUR	4,000	3,572,159
British Telecommunications PLC
Ω 1.500%, 06/23/27	EUR	2,500	2,204,069
5.125%, 12/04/28		1,000	916,644
Ω 5.750%, 12/07/28	GBP	1,000	1,133,978
Ω 3.250%, 11/08/29		4,000	3,198,297
Ω 3.125%, 11/21/31	GBP	1,500	1,385,052
Centrica PLC
Ω 4.375%, 03/13/29	GBP	1,000	1,029,023
CNH Industrial Finance Europe SA
Ω 1.750%, 03/25/27	EUR	2,000	1,810,940
Ω 1.625%, 07/03/29	EUR	2,550	2,136,598
Coca-Cola Europacific Partners PLC
Ω 1.750%, 05/26/28	EUR	1,400	1,239,644
Diageo Finance PLC
Ω 1.500%, 10/22/27	EUR	1,000	908,154
Ω 2.500%, 03/27/32	EUR	1,800	1,623,591

		Face Amount^	Value†
		(000)
UNITED KINGDOM — (Continued)
HSBC Holdings PLC
Ω 2.625%, 08/16/28	GBP	5,164	$4,866,663
4.950%, 03/31/30		2,000	1,790,553
Linde Finance BV
Ω 0.550%, 05/19/32	EUR	5,000	3,681,873
Lloyds Banking Group PLC
3.750%, 01/11/27		3,500	3,141,067
Ω 1.500%, 09/12/27	EUR	2,100	1,830,274
LSEGA Financing PLC
Ω 2.500%, 04/06/31		1,500	1,193,933
Ω 3.200%, 04/06/41		450	310,144
National Grid Electricity Distribution South West PLC
Ω 5.875%, 03/25/27	GBP	900	1,029,738
Ω 2.375%, 05/16/29	GBP	1,300	1,206,095
National Grid PLC
Ω 0.750%, 09/01/33	EUR	5,000	3,334,997
Nationwide Building Society
Ω 3.250%, 01/20/28	GBP	1,500	1,528,191
NatWest Group PLC
4.800%, 04/05/26		3,000	2,827,284
Rolls-Royce PLC
Ω 3.625%, 10/14/25		5,720	5,031,883
3.375%, 06/18/26	GBP	800	746,737
Smith & Nephew PLC
2.032%, 10/14/30		600	440,781
Southern Gas Networks PLC
Ω 1.250%, 12/02/31	GBP	4,200	3,350,956
Transport for London
Ω 4.000%, 09/12/33	GBP	5,900	5,902,422
Unilever Finance Netherlands BV
Ω 1.375%, 07/31/29	EUR	700	613,506
Vodafone Group PLC
Ω 1.500%, 07/24/27	EUR	1,750	1,591,978
Ω 4.200%, 12/13/27	AUD	1,800	1,079,315
7.875%, 02/15/30		77	83,581
Ω 1.625%, 11/24/30	EUR	2,500	2,112,043
6.150%, 02/27/37		5,000	4,707,224

TOTAL UNITED KINGDOM			110,644,614

UNITED STATES — (47.4%)
AbbVie, Inc.
2.900%, 11/06/22		33	32,988
3.800%, 03/15/25		29	27,974
2.625%, 11/15/28	EUR	3,416	3,181,584
2.125%, 06/01/29	EUR	1,500	1,357,035
Advance Auto Parts, Inc.
3.900%, 04/15/30		1,400	1,183,884
3.500%, 03/15/32		2,600	2,049,453
AECOM
5.125%, 03/15/27		5,660	5,358,718
Aetna, Inc.
6.750%, 12/15/37		700	706,672

90

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Affiliated Managers Group, Inc.
3.300%, 06/15/30		3,100	$2,525,405
Aflac, Inc.
3.600%, 04/01/30		4,625	4,101,247
Alabama Power Co.
2.800%, 04/01/25		30	28,331
Allstate Corp.
5.950%, 04/01/36		600	605,875
Ally Financial, Inc.
8.000%, 11/01/31		7,775	7,974,126
Alphabet, Inc.
1.998%, 08/15/26		86	78,232
Altria Group, Inc.
2.200%, 06/15/27	EUR	4,700	4,096,226
# 4.800%, 02/14/29		598	550,505
3.400%, 05/06/30		400	324,113
3.125%, 06/15/31	EUR	3,000	2,427,442
2.450%, 02/04/32		212	150,659
Amazon.com, Inc.
1.200%, 06/03/27		471	400,713
1.650%, 05/12/28		6,400	5,406,373
1.500%, 06/03/30		4,194	3,274,009
American Express Co.
3.300%, 05/03/27		131	118,664
American International Group, Inc.
3.900%, 04/01/26		22	20,960
1.875%, 06/21/27	EUR	4,075	3,618,333
American Medical Systems Europe BV
1.625%, 03/08/31	EUR	1,000	828,351
American Tower Corp.
0.875%, 05/21/29	EUR	1,000	770,868
0.950%, 10/05/30	EUR	2,000	1,460,688
1.000%, 01/15/32	EUR	3,247	2,254,857
4.050%, 03/15/32		2,725	2,330,140
American Water Capital Corp.
3.850%, 03/01/24		25	24,552
Ameriprise Financial, Inc.
4.000%, 10/15/23		43	42,531
2.875%, 09/15/26		65	59,658
4.500%, 05/13/32		3,000	2,777,836
AmerisourceBergen Corp.
3.400%, 05/15/24		433	421,237
2.800%, 05/15/30		900	736,455
Amgen, Inc.
# 3.125%, 05/01/25		37	35,367
2.600%, 08/19/26		28	25,573
Ω 4.000%, 09/13/29	GBP	1,836	1,956,604
2.450%, 02/21/30		350	288,459
2.300%, 02/25/31		2,713	2,171,702
3.350%, 02/22/32		6,655	5,658,230
3.150%, 02/21/40		2,000	1,424,145

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Amphenol Technologies Holding GmbH
Ω 2.000%, 10/08/28	EUR	4,000	$3,575,013
Analog Devices, Inc.
3.500%, 12/05/26		23	21,670
3.450%, 06/15/27		69	64,118
Aon Corp.
4.500%, 12/15/28		960	896,268
3.750%, 05/02/29		5,000	4,452,092
2.800%, 05/15/30		4,625	3,790,319
Aon Global Ltd.
4.000%, 11/27/23		47	46,458
3.500%, 06/14/24		107	104,017
2.875%, 05/14/26	EUR	1,400	1,321,185
Apache Corp.
6.000%, 01/15/37		500	450,000
Apple, Inc.
2.500%, 02/09/25		53	50,556
2.450%, 08/04/26		200	184,105
1.625%, 11/10/26	EUR	500	472,086
3.000%, 06/20/27		64	59,585
2.000%, 09/17/27	EUR	150	142,166
1.250%, 08/20/30		5,400	4,139,536
Applied Materials, Inc.
3.300%, 04/01/27		59	55,376
Archer-Daniels-Midland Co.
2.500%, 08/11/26		58	53,032
Ares Capital Corp.
4.200%, 06/10/24		6,000	5,772,179
3.875%, 01/15/26		4,000	3,586,165
3.200%, 11/15/31		3,700	2,590,332
Arizona Public Service Co.
2.600%, 08/15/29		3,900	3,181,717
2.200%, 12/15/31		500	368,686
5.050%, 09/01/41		700	580,404
Arrow Electronics, Inc.
3.875%, 01/12/28		2,203	1,959,769
Ashland LLC
Ω 3.375%, 09/01/31		12,270	9,599,803
Assurant, Inc.
2.650%, 01/15/32		3,750	2,698,235
AT&T, Inc.
1.800%, 09/05/26	EUR	800	738,729
4.375%, 09/14/29	GBP	500	527,058
2.600%, 12/17/29	EUR	1,463	1,322,352
3.550%, 12/17/32	EUR	1,500	1,393,397
2.550%, 12/01/33		931	686,096
4.850%, 03/01/39		1,700	1,458,329
3.500%, 06/01/41		255	180,161
Autodesk, Inc.
4.375%, 06/15/25		35	34,282
3.500%, 06/15/27		3,236	2,974,873
Automatic Data Processing, Inc.
3.375%, 09/15/25		114	109,745
1.700%, 05/15/28		400	340,067

91

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
AutoNation, Inc.
2.400%, 08/01/31		7,300	$5,055,072
3.850%, 03/01/32		8,000	6,227,602
AutoZone, Inc.
2.875%, 01/15/23		140	139,551
3.250%, 04/15/25		72	68,393
AvalonBay Communities, Inc.
# 2.050%, 01/15/32		4,000	3,039,465
Avnet, Inc.
4.625%, 04/15/26		65	61,640
3.000%, 05/15/31		555	412,791
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc.
3.337%, 12/15/27		2,000	1,792,104
Ball Corp.
2.875%, 08/15/30		8,565	6,651,579
Baltimore Gas & Electric Co.
2.400%, 08/15/26		8	7,235
Bank of America Corp.
3.300%, 01/11/23		52	51,894
# 4.000%, 04/01/24		72	70,953
Ω 7.000%, 07/31/28	GBP	1,500	1,814,170
Bank of New York Mellon Corp.
2.800%, 05/04/26		64	59,239
Bath & Body Works, Inc.
5.250%, 02/01/28		2,000	1,769,000
Baxter International, Inc.
2.600%, 08/15/26		49	44,027
1.300%, 05/15/29	EUR	1,300	1,074,169
Belo Corp.
7.250%, 09/15/27		1,000	965,000
Berkshire Hathaway Finance Corp.
1.450%, 10/15/30		100	76,631
Berkshire Hathaway, Inc.
1.125%, 03/16/27	EUR	4,600	4,074,034
0.440%, 09/13/29	JPY	1,920,000	12,541,798
0.437%, 04/15/31	JPY	1,700,000	10,754,524
0.472%, 01/23/32	JPY	1,100,000	6,929,296
Biogen, Inc.
2.250%, 05/01/30		2,866	2,253,892
Black Hills Corp.
4.350%, 05/01/33		2,250	1,925,279
BlackRock, Inc.
# 3.250%, 04/30/29		7,144	6,372,752
2.400%, 04/30/30		54	44,231
1.900%, 01/28/31		900	693,989
Block Financial LLC
2.500%, 07/15/28		1,500	1,231,114
Block, Inc.
# 3.500%, 06/01/31		11,932	9,605,260
Boardwalk Pipelines LP
3.600%, 09/01/32		1,700	1,347,480

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Boeing Co.
2.500%, 03/01/25		75	$69,445
2.600%, 10/30/25		42	38,350
2.950%, 02/01/30		2,000	1,602,158
Booking Holdings, Inc.
3.600%, 06/01/26		108	101,973
1.800%, 03/03/27	EUR	800	725,692
4.625%, 04/13/30		5,182	4,876,086
BorgWarner, Inc.
1.000%, 05/19/31	EUR	1,600	1,132,667
Boston Properties LP
3.400%, 06/21/29		200	165,353
2.450%, 10/01/33		3,000	2,068,409
Brighthouse Financial, Inc.
# 5.625%, 05/15/30		749	696,765
Brixmor Operating Partnership LP
2.500%, 08/16/31		2,550	1,827,160
Broadcom, Inc.
4.300%, 11/15/32		2,700	2,270,457
Ω 3.419%, 04/15/33		1,000	759,855
Ω 3.137%, 11/15/35		205	142,203
Ω 3.500%, 02/15/41		5,600	3,690,690
Broadstone Net Lease LLC
2.600%, 09/15/31		6,885	4,965,352
Brown & Brown, Inc.
4.200%, 09/15/24		54	52,568
4.500%, 03/15/29		1,500	1,375,783
Brown-Forman Corp.
1.200%, 07/07/26	EUR	2,000	1,826,562
2.600%, 07/07/28	GBP	1,100	1,096,827
Brunswick Corp.
2.400%, 08/18/31		2,700	1,888,605
# 4.400%, 09/15/32		10,000	7,946,882
Bunge Ltd. Finance Corp.
3.750%, 09/25/27		2,900	2,652,762
Burlington Northern Santa Fe LLC
7.000%, 12/15/25		10	10,567
Camden Property Trust
2.800%, 05/15/30		5,788	4,765,987
Campbell Soup Co.
3.300%, 03/19/25		47	44,701
2.375%, 04/24/30		1,460	1,167,865
Capital One Financial Corp.
3.750%, 04/24/24		54	52,534
# 3.750%, 03/09/27		1,800	1,641,034
3.800%, 01/31/28		4,400	3,931,384
1.650%, 06/12/29	EUR	8,515	6,592,505
Cardinal Health, Inc.
3.410%, 06/15/27		2,067	1,891,571
Cargill, Inc.
Ω 2.125%, 04/23/30		2,000	1,599,297
Cboe Global Markets, Inc.
1.625%, 12/15/30		600	448,054

92

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Celanese U.S. Holdings LLC
0.625%, 09/10/28	EUR	2,000	$1,348,249
Charles Schwab Corp.
2.750%, 10/01/29		2,000	1,692,928
Chemours Co.
# 5.375%, 05/15/27		1,600	1,432,672
Chevron Corp.
2.954%, 05/16/26		133	124,758
1.995%, 05/11/27		5,200	4,598,772
Chevron USA, Inc.
3.250%, 10/15/29		200	179,296
Choice Hotels International, Inc.
3.700%, 12/01/29		1,500	1,256,610
Chubb INA Holdings, Inc.
3.350%, 05/15/24		60	58,390
1.550%, 03/15/28	EUR	4,900	4,257,265
0.875%, 12/15/29	EUR	4,000	3,123,482
1.400%, 06/15/31	EUR	1,500	1,168,070
Cigna Corp.
3.400%, 03/01/27		174	159,896
4.375%, 10/15/28		3,750	3,529,951
2.375%, 03/15/31		2,000	1,585,613
4.800%, 08/15/38		2,459	2,166,832
Citigroup, Inc.
3.875%, 10/25/23		33	32,588
Ω 1.500%, 10/26/28	EUR	1,900	1,606,024
CME Group, Inc.
3.000%, 03/15/25		33	31,528
CMS Energy Corp.
3.600%, 11/15/25		37	35,038
3.000%, 05/15/26		58	53,237
CNO Financial Group, Inc.
# 5.250%, 05/30/25		2,220	2,178,519
5.250%, 05/30/29		2,000	1,827,988
Coca-Cola Co.
2.900%, 05/25/27		275	253,688
Coca-Cola Co.
1.250%, 03/08/31	EUR	1,500	1,270,588
Comcast Corp.
3.375%, 08/15/25		49	46,843
0.250%, 09/14/29	EUR	1,000	794,533
0.750%, 02/20/32	EUR	4,700	3,588,589
4.250%, 01/15/33		3,650	3,294,572
4.400%, 08/15/35		1,000	875,672
Comerica, Inc.
4.000%, 02/01/29		3,500	3,192,483
Conagra Brands, Inc.
5.300%, 11/01/38		2,000	1,744,349
ConocoPhillips Co.
6.950%, 04/15/29		400	434,287
Consolidated Edison Co. of New York, Inc.
3.300%, 12/01/24		15	14,382
3.350%, 04/01/30		3,200	2,771,937

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
5.500%, 12/01/39		755	$691,050
Continental Resources, Inc.
Ω 5.750%, 01/15/31		3,000	2,719,967
Ω 2.875%, 04/01/32		3,000	2,188,532
Corporate Office Properties LP
2.750%, 04/15/31		2,000	1,445,123
2.900%, 12/01/33		2,875	1,937,631
Cox Communications, Inc.
Ω 3.850%, 02/01/25		79	75,921
Ω 3.500%, 08/15/27		800	725,519
Ω 4.800%, 02/01/35		8,000	6,920,908
Ω 8.375%, 03/01/39		2,225	2,576,028
CVS Health Corp.
3.375%, 08/12/24		174	169,033
3.250%, 08/15/29		800	693,906
Darden Restaurants, Inc.
# 3.850%, 05/01/27		4,000	3,726,724
DCP Midstream Operating LP
5.375%, 07/15/25		6,100	5,965,037
Deere & Co.
5.375%, 10/16/29		5	5,078
Dentsply Sirona, Inc.
3.250%, 06/01/30		5,000	3,902,098
DH Europe Finance II Sarl
0.750%, 09/18/31	EUR	2,335	1,797,153
DH Europe Finance Sarl
1.200%, 06/30/27	EUR	1,300	1,161,406
Dick’s Sporting Goods, Inc.
# 3.150%, 01/15/32		12,700	9,639,826
Digital Dutch Finco BV
Ω 1.250%, 02/01/31	EUR	1,050	727,858
Discovery Communications LLC
3.900%, 11/15/24		63	60,443
3.450%, 03/15/25		66	62,017
1.900%, 03/19/27	EUR	5,700	4,828,301
3.625%, 05/15/30		3,000	2,421,815
Dollar General Corp.
4.150%, 11/01/25		13	12,526
Dominion Energy, Inc.
# 3.900%, 10/01/25		117	112,165
Dover Corp.
1.250%, 11/09/26	EUR	3,100	2,767,253
Dow Chemical Co.
1.125%, 03/15/32	EUR	1,932	1,355,182
4.250%, 10/01/34		2,405	2,033,916
DPL, Inc.
4.125%, 07/01/25		940	887,379
4.350%, 04/15/29		6,075	5,194,125
Duke Energy Corp.
3.850%, 06/15/34	EUR	5,000	4,386,089
3.300%, 06/15/41		1,250	846,297
DXC Technology Co.
1.750%, 01/15/26	EUR	2,350	2,145,096
Eagle Materials, Inc.
2.500%, 07/01/31		500	367,052

93

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Eastman Chemical Co.
3.800%, 03/15/25		51	$48,830
1.875%, 11/23/26	EUR	5,000	4,352,548
Eaton Capital UnLtd Co.
Ω 0.577%, 03/08/30	EUR	1,000	782,496
Eaton Corp.
4.000%, 11/02/32		500	442,623
eBay, Inc.
# 3.600%, 06/05/27		815	751,109
Ecolab, Inc.
2.700%, 11/01/26		52	47,619
Edison International
4.125%, 03/15/28		995	884,913
EI du Pont de Nemours & Co.
2.300%, 07/15/30		600	483,985
Elevance Health, Inc.
3.500%, 08/15/24		58	56,283
2.250%, 05/15/30		1,150	923,441
2.550%, 03/15/31		4,000	3,233,526
Eli Lilly & Co.
2.125%, 06/03/30	EUR	3,000	2,709,609
Emerson Electric Co.
# 3.150%, 06/01/25		62	59,254
2.000%, 10/15/29	EUR	3,000	2,623,922
Energy Transfer LP
4.750%, 01/15/26		2,366	2,267,219
3.750%, 05/15/30		4,050	3,442,474
EnerSys
#Ω 4.375%, 12/15/27		3,700	3,246,750
Entergy Corp.
2.800%, 06/15/30		2,000	1,606,154
Enterprise Products Operating LLC
3.900%, 02/15/24		24	23,538
3.700%, 02/15/26		62	58,780
EOG Resources, Inc.
4.375%, 04/15/30		100	94,739
EPR Properties
4.950%, 04/15/28		1,500	1,231,728
3.750%, 08/15/29		7,600	5,588,176
3.600%, 11/15/31		6,000	4,050,591
EQM Midstream Partners LP
Ω 4.750%, 01/15/31		6,000	5,014,200
Equifax, Inc.
3.250%, 06/01/26		900	818,779
3.100%, 05/15/30		4,000	3,267,041
Equinix, Inc.
2.500%, 05/15/31		1,145	871,900
Equitable Holdings, Inc.
# 4.350%, 04/20/28		800	742,446
Exelon Corp.
3.950%, 06/15/25		27	25,999
Expedia Group, Inc.
3.250%, 02/15/30		2,500	2,014,793
Exxon Mobil Corp.
0.524%, 06/26/28	EUR	3,000	2,543,310

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
0.835%, 06/26/32	EUR	3,000	$2,272,134
FedEx Corp.
1.625%, 01/11/27	EUR	2,000	1,796,982
3.400%, 02/15/28		1,000	902,861
3.100%, 08/05/29		510	434,616
0.950%, 05/04/33	EUR	3,900	2,655,757
4.900%, 01/15/34		1,300	1,183,315
Fidelity & Guaranty Life Holdings, Inc.
Ω 5.500%, 05/01/25		8,000	7,820,089
Fidelity National Financial, Inc.
3.400%, 06/15/30		2,907	2,331,923
2.450%, 03/15/31		2,350	1,709,462
Fidelity National Information Services, Inc.
2.000%, 05/21/30	EUR	3,000	2,518,341
3.360%, 05/21/31	GBP	3,143	2,992,034
Fiserv, Inc.
1.625%, 07/01/30	EUR	10,300	8,373,507
3.000%, 07/01/31	GBP	2,000	1,840,852
Five Corners Funding Trust II
Ω 2.850%, 05/15/30		1,500	1,220,363
Flex Ltd.
4.875%, 06/15/29		1,944	1,737,951
4.875%, 05/12/30		10,200	9,060,535
Flowserve Corp.
3.500%, 10/01/30		300	238,849
2.800%, 01/15/32		13,730	9,839,743
Ford Motor Co.
3.250%, 02/12/32		2,000	1,501,640
Ford Motor Credit Co. LLC
4.134%, 08/04/25		4,000	3,719,200
5.113%, 05/03/29		2,601	2,325,294
4.000%, 11/13/30		1,113	900,172
3.625%, 06/17/31		1,000	777,675
Fortune Brands Home & Security, Inc.
4.000%, 03/25/32		500	409,402
Fox Corp.
4.709%, 01/25/29		279	259,698
GATX Corp.
3.250%, 03/30/25		60	56,578
3.250%, 09/15/26		32	28,892
3.500%, 03/15/28		500	439,255
3.500%, 06/01/32		3,065	2,434,810
General Electric Co.
6.750%, 03/15/32		120	130,374
General Mills, Inc.
# 3.200%, 02/10/27		1,007	931,909
1.500%, 04/27/27	EUR	2,000	1,781,269
General Motors Co.
# 6.125%, 10/01/25		2,000	1,991,594
# 4.200%, 10/01/27		1,400	1,277,748
# 6.800%, 10/01/27		1,035	1,048,651
5.150%, 04/01/38		1,000	813,688

94

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
General Motors Financial Co., Inc.
5.250%, 03/01/26		178	$172,483
4.350%, 01/17/27		1,058	973,586
3.600%, 06/21/30		1,000	816,184
2.700%, 06/10/31		2,500	1,860,239
# 3.100%, 01/12/32		1,000	761,076
Georgia Power Co.
3.250%, 03/30/27		154	139,117
Georgia-Pacific LLC
Ω 2.300%, 04/30/30		1,000	808,462
Gilead Sciences, Inc.
5.650%, 12/01/41		700	671,045
GlaxoSmithKline Capital PLC
5.250%, 12/19/33	GBP	1,388	1,639,813
Global Payments, Inc.
4.800%, 04/01/26		69	66,258
2.900%, 05/15/30		2,900	2,307,748
GLP Capital LP/GLP Financing II, Inc.
5.300%, 01/15/29		5,500	4,953,514
3.250%, 01/15/32		1,000	745,410
Goldman Sachs Group, Inc.
4.000%, 03/03/24		250	245,424
Ω 1.625%, 07/27/26	EUR	1,175	1,065,546
Ω 2.000%, 03/22/28	EUR	2,000	1,756,906
3.800%, 03/15/30		950	818,835
Ω 1.875%, 12/16/30	GBP	3,000	2,556,524
Ω 3.000%, 02/12/31	EUR	500	440,413
Ω 0.750%, 03/23/32	EUR	6,379	4,456,960
6.125%, 02/15/33		2,484	2,479,517
Goodyear Tire & Rubber Co.
# 4.875%, 03/15/27		2,739	2,492,490
Graphic Packaging International LLC
Ω 4.750%, 07/15/27		1,151	1,059,454
Ω 3.500%, 03/15/28		2,879	2,489,286
Ω 3.750%, 02/01/30		4,540	3,903,310
Halliburton Co.
3.800%, 11/15/25		48	46,131
2.920%, 03/01/30		300	252,295
Hanesbrands, Inc.
#Ω 4.875%, 05/15/26		7,800	7,156,500
Harley-Davidson, Inc.
# 3.500%, 07/28/25		42	39,376
Hasbro, Inc.
# 3.500%, 09/15/27		3,135	2,814,488
6.350%, 03/15/40		1,350	1,234,700
HAT Holdings I LLC / HAT Holdings II LLC
Ω 3.750%, 09/15/30		5,400	3,726,000
HCA, Inc.
3.500%, 09/01/30		725	600,590
7.500%, 11/06/33		273	272,756

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Health Care Service Corp. A
Mutual Legal Reserve Co.
Ω 2.200%, 06/01/30		2,800	$2,182,157
Healthcare Reality
Holdings LP
2.000%, 03/15/31		1,600	1,152,361
Home Depot, Inc.
5.875%, 12/16/36		2,000	2,056,780
Honeywell International, Inc.
2.500%, 11/01/26		102	93,200
2.250%, 02/22/28	EUR	3,905	3,569,805
Howmet Aerospace, Inc.
# 6.875%, 05/01/25		32	32,711
6.750%, 01/15/28		700	698,901
# 5.950%, 02/01/37		500	458,029
HP, Inc.
3.400%, 06/17/30		1,601	1,301,792
# 6.000%, 09/15/41		8,000	7,088,875
Humana, Inc.
3.850%, 10/01/24		91	88,700
Huntsman International LLC
4.500%, 05/01/29		5,550	4,833,997
Hyatt Hotels Corp.
4.375%, 09/15/28		5,300	4,729,311
Intercontinental Exchange, Inc.
1.850%, 09/15/32		2,000	1,451,940
International Business Machines Corp.
1.750%, 03/07/28	EUR	1,000	906,490
3.500%, 05/15/29		800	716,198
1.500%, 05/23/29	EUR	500	438,323
0.875%, 02/09/30	EUR	2,900	2,383,669
1.950%, 05/15/30		400	315,110
1.750%, 01/31/31	EUR	2,123	1,823,331
0.650%, 02/11/32	EUR	13,860	10,459,904
International Flavors & Fragrances, Inc.
Ω 3.268%, 11/15/40		1,500	999,757
Interpublic Group of Cos., Inc.
4.200%, 04/15/24		274	268,389
4.650%, 10/01/28		500	462,996
Invitation Homes Operating Partnership LP
2.000%, 08/15/31		1,000	701,979
2.700%, 01/15/34		2,100	1,451,441
Jabil, Inc.
3.600%, 01/15/30		1,883	1,578,606
Jackson Financial, Inc.
# 3.125%, 11/23/31		1,671	1,231,833
Janus Henderson U.S. Holdings, Inc.
4.875%, 08/01/25		106	103,873
Jefferies Group LLC
2.750%, 10/15/32		1,000	691,790

95

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.850%, 01/15/27		57	$53,499
2.625%, 10/15/31		1,200	853,452
JM Smucker Co.
3.500%, 03/15/25		58	55,613
John Deere Cash Management Sarl
Ω 2.200%, 04/02/32	EUR	2,000	1,769,837
Johnson & Johnson
2.450%, 03/01/26		38	35,493
2.950%, 03/03/27		100	93,031
JPMorgan Chase & Co.
3.900%, 07/15/25		129	124,579
5.500%, 10/15/40		700	643,351
Juniper Networks, Inc.
3.750%, 08/15/29		4,000	3,429,852
2.000%, 12/10/30		750	543,028
KB Home
# 4.000%, 06/15/31		6,540	4,954,050
Kellogg Co.
3.250%, 04/01/26		661	619,116
7.450%, 04/01/31		61	65,925
Kemper Corp.
2.400%, 09/30/30		4,400	3,314,148
# 3.800%, 02/23/32		3,500	2,849,511
Kilroy Realty LP
2.500%, 11/15/32		10,500	7,287,684
Kimco Realty Corp.
1.900%, 03/01/28		400	324,945
Kinder Morgan Energy Partners LP
6.950%, 01/15/38		3,300	3,279,146
Kraft Heinz Foods Co.
Ω 2.250%, 05/25/28	EUR	200	178,082
Kroger Co.
# 3.700%, 08/01/27		3,394	3,139,762
7.500%, 04/01/31		90	99,043
Kroger Co.
6.900%, 04/15/38		1,500	1,554,167
Laboratory Corp. of America Holdings
4.000%, 11/01/23		45	44,510
Las Vegas Sands Corp.
# 3.900%, 08/08/29		9,721	7,857,375
Lazard Group LLC
4.500%, 09/19/28		1,800	1,632,624
Lear Corp.
3.800%, 09/15/27		2,076	1,876,737
4.250%, 05/15/29		1,000	875,617
Legg Mason, Inc.
3.950%, 07/15/24		55	53,590
4.750%, 03/15/26		23	22,600
Liberty Mutual Group, Inc.
Ω 2.750%, 05/04/26	EUR	5,200	4,927,577

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Ω 4.569%, 02/01/29		78	$69,999
Lincoln National Corp.
3.050%, 01/15/30		7,900	6,495,199
# 3.400%, 01/15/31		127	104,719
Lockheed Martin Corp.
3.550%, 01/15/26		28	26,926
4.500%, 05/15/36		700	636,123
Loews Corp.
2.625%, 05/15/23		44	43,426
3.200%, 05/15/30		1,000	841,182
Lowe’s Cos., Inc.
3.375%, 09/15/25		61	57,938
LYB International Finance II BV
1.625%, 09/17/31	EUR	6,500	4,969,700
Marathon Petroleum Corp.
3.625%, 09/15/24		96	92,740
Markel Corp.
3.350%, 09/17/29		4,300	3,648,546
Marriott International, Inc.
3.750%, 03/15/25		1,500	1,437,757
4.000%, 04/15/28		5,901	5,321,239
4.650%, 12/01/28		650	600,650
2.750%, 10/15/33		250	181,507
Mars, Inc.
Ω 3.600%, 04/01/34		595	499,242
Marsh & McLennan Cos., Inc.
3.500%, 06/03/24		97	94,281
1.349%, 09/21/26	EUR	6,000	5,363,468
4.375%, 03/15/29		800	755,548
2.250%, 11/15/30		1,650	1,292,797
2.375%, 12/15/31		1,900	1,472,407
Masonite International Corp.
Ω 3.500%, 02/15/30		10,200	8,105,940
McDonald’s Corp.
Ω 1.500%, 11/28/29	EUR	1,000	849,292
Ω 5.875%, 04/23/32	GBP	750	909,776
McKesson Corp.
3.125%, 02/17/29	GBP	4,420	4,283,167
Medtronic Global Holdings SCA
1.625%, 03/07/31	EUR	4,600	3,909,316
Merck & Co., Inc.
2.750%, 02/10/25		136	129,933
MetLife, Inc.
# 3.600%, 04/10/24		189	184,836
# 4.550%, 03/23/30		500	474,728
6.500%, 12/15/32		281	295,801
MGM Resorts International
5.750%, 06/15/25		2,928	2,840,160
4.625%, 09/01/26		2,693	2,457,362
Micron Technology, Inc.
5.327%, 02/06/29		550	509,883
Microsoft Corp.
4.200%, 11/03/35		900	837,638

96

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Molina Healthcare, Inc.
Ω 3.875%, 11/15/30		6,000	$5,098,783
Ω 3.875%, 05/15/32		4,850	4,044,900
Molson Coors Beverage Co.
1.250%, 07/15/24	EUR	1,200	1,131,803
3.000%, 07/15/26		687	625,826
Mondelez International, Inc.
1.625%, 03/08/27	EUR	2,500	2,256,169
Morgan Stanley
1.375%, 10/27/26	EUR	2,550	2,271,753
1.875%, 04/27/27	EUR	1,856	1,657,339
7.250%, 04/01/32		1,500	1,610,995
Morgan Stanley Domestic Holdings, Inc.
3.800%, 08/24/27		200	183,169
4.500%, 06/20/28		3,297	3,077,919
Mosaic Co.
4.050%, 11/15/27		866	801,403
Motorola Solutions, Inc.
4.600%, 02/23/28		100	93,696
4.600%, 05/23/29		260	239,017
MPLX LP
4.125%, 03/01/27		2,876	2,666,351
4.000%, 03/15/28		1,500	1,356,973
4.500%, 04/15/38		3,500	2,790,220
Mylan, Inc.
4.200%, 11/29/23		52	51,018
Nasdaq, Inc.
1.750%, 03/28/29	EUR	5,924	4,946,068
0.900%, 07/30/33	EUR	1,000	669,195
National Rural Utilities Cooperative Finance Corp.
8.000%, 03/01/32		1,232	1,424,524
Netflix, Inc.
4.875%, 04/15/28		3,040	2,884,990
# 5.875%, 11/15/28		2,800	2,779,000
Ω 5.375%, 11/15/29		1,000	950,000
Newell Brands, Inc.
4.875%, 06/01/25		2,320	2,239,867
NewMarket Corp.
2.700%, 03/18/31		3,255	2,470,309
NextEra Energy Capital Holdings, Inc.
3.550%, 05/01/27		784	721,754
NextEra Energy Operating Partners LP
Ω 3.875%, 10/15/26		2,980	2,762,311
Ω 4.500%, 09/15/27		4,700	4,371,000
Nordstrom, Inc.
# 4.000%, 03/15/27		1,500	1,271,734
# 4.375%, 04/01/30		2,300	1,765,250
Norfolk Southern Corp.
2.900%, 06/15/26		526	485,828
NOV, Inc.
3.600%, 12/01/29		5,000	4,254,834

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Nucor Corp.
2.700%, 06/01/30		400	$326,101
3.125%, 04/01/32		7,300	5,915,778
NuStar Logistics LP
5.625%, 04/28/27		432	400,812
Nuveen Finance LLC
Ω 4.125%, 11/01/24		32	30,992
Omnicom Group, Inc.
4.200%, 06/01/30		300	269,458
OneMain Finance Corp.
6.875%, 03/15/25		3,500	3,395,000
7.125%, 03/15/26		5,000	4,815,000
ONEOK, Inc.
4.000%, 07/13/27		77	69,801
4.550%, 07/15/28		1,766	1,602,639
4.350%, 03/15/29		3,073	2,730,163
6.350%, 01/15/31		2,000	1,973,037
Oracle Corp.
4.300%, 07/08/34		500	411,273
3.800%, 11/15/37		2,000	1,453,686
5.375%, 07/15/40		1,100	916,367
3.650%, 03/25/41		6,000	4,063,198
O’Reilly Automotive, Inc.
3.600%, 09/01/27		2,200	2,028,803
Owens Corning
3.875%, 06/01/30		583	504,512
Paramount Global
7.875%, 07/30/30		2,013	2,092,323
4.950%, 01/15/31		500	436,394
4.200%, 05/19/32		3,000	2,401,936
5.500%, 05/15/33		400	350,246
Parker-Hannifin Corp.
3.300%, 11/21/24		71	68,494
3.250%, 06/14/29		2,550	2,211,694
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω 3.400%, 11/15/26		1,589	1,436,869
PepsiCo, Inc.
0.875%, 07/18/28	EUR	1,500	1,298,101
PerkinElmer, Inc.
3.300%, 09/15/29		1,100	924,135
Perrigo Finance Unlimited Co.
4.375%, 03/15/26		2,500	2,342,150
Pfizer, Inc.
1.700%, 05/28/30		6,200	4,938,537
3.900%, 03/15/39		400	338,192
Philip Morris International, Inc.
3.250%, 11/10/24		68	65,430
0.125%, 08/03/26	EUR	2,500	2,130,049
2.875%, 05/14/29	EUR	2,650	2,295,500
3.375%, 08/15/29		1,600	1,368,605
0.800%, 08/01/31	EUR	3,200	2,231,136

97

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Piedmont Operating Partnership LP
3.150%, 08/15/30		5,300	$3,996,908
Plains All American Pipeline LP / PAA Finance Corp.
6.700%, 05/15/36		800	761,466
6.650%, 01/15/37		1,700	1,596,155
Plains All American Pipeline LP/PAA Finance Corp.
3.800%, 09/15/30		5,000	4,168,643
PNC Financial Services Group, Inc.
2.550%, 01/22/30		5,000	4,048,333
PPG Industries, Inc.
1.400%, 03/13/27	EUR	1,800	1,569,756
2.800%, 08/15/29		947	798,176
2.550%, 06/15/30		6,000	4,878,150
Primerica, Inc.
2.800%, 11/19/31		4,350	3,401,841
Principal Financial Group, Inc.
3.125%, 05/15/23		52	51,445
3.100%, 11/15/26		53	48,163
3.700%, 05/15/29		3,000	2,656,127
Procter & Gamble Co.
2.450%, 11/03/26		13	11,945
4.875%, 05/11/27	EUR	1,000	1,063,734
Ω 6.250%, 01/31/30	GBP	563	701,232
Progress Energy, Inc.
7.750%, 03/01/31		1,130	1,239,886
7.000%, 10/30/31		630	662,523
Prologis Euro Finance LLC
0.625%, 09/10/31	EUR	1,493	1,051,174
0.500%, 02/16/32	EUR	11,500	7,838,125
Prologis International Funding II SA
Ω 2.375%, 11/14/30	EUR	4,550	3,783,970
Ω 1.625%, 06/17/32	EUR	3,000	2,158,693
Prologis LP
2.250%, 04/15/30		504	405,814
Public Service Enterprise Group, Inc.
8.625%, 04/15/31		575	651,524
Public Storage
0.875%, 01/24/32	EUR	2,400	1,693,642
PulteGroup, Inc.
5.500%, 03/01/26		759	744,741
# 5.000%, 01/15/27		2,763	2,653,572
6.000%, 02/15/35		800	710,969
Quanta Services, Inc.
2.900%, 10/01/30		301	237,588
Quest Diagnostics, Inc.
3.500%, 03/30/25		4	3,834
4.200%, 06/30/29		925	849,411

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Radian Group, Inc.
4.500%, 10/01/24		6,000	$5,679,725
Ralph Lauren Corp.
# 2.950%, 06/15/30		4,872	4,082,888
Rayonier LP
2.750%, 05/17/31		2,385	1,837,972
Raytheon Technologies Corp.
2.250%, 07/01/30		400	322,213
Realty Income Corp.
5.875%, 03/15/35		156	149,861
Reinsurance Group of America, Inc.
# 4.700%, 09/15/23		45	44,783
Rockwell Automation, Inc.
2.875%, 03/01/25		67	64,005
Royalty Pharma PLC
# 2.150%, 09/02/31		1,600	1,167,177
3.300%, 09/02/40		900	598,346
Sabra Health Care LP
3.900%, 10/15/29		8,230	6,532,509
3.200%, 12/01/31		3,658	2,636,891
Schlumberger Finance BV
Ω 0.500%, 10/15/31	EUR	5,600	4,199,460
Ω 2.000%, 05/06/32	EUR	2,900	2,457,627
Seagate HDD Cayman
4.091%, 06/01/29		1,900	1,521,577
4.125%, 01/15/31		9,500	7,144,000
5.750%, 12/01/34		2,800	2,277,037
Sealed Air Corp.
Ω 4.000%, 12/01/27		1,600	1,425,086
Ω 6.875%, 07/15/33		3,492	3,344,603
Sempra Energy
3.800%, 02/01/38		1,253	949,833
Sensata Technologies BV
Ω 5.000%, 10/01/25		5,859	5,676,796
Sensata Technologies, Inc.
Ω 4.375%, 02/15/30		5,000	4,301,050
Simon Property Group LP
2.450%, 09/13/29		6,500	5,207,199
2.650%, 07/15/30		7,264	5,745,096
2.250%, 01/15/32		500	364,559
Southern Power Co.
1.850%, 06/20/26	EUR	1,200	1,108,195
Southwest Airlines Co.
3.000%, 11/15/26		1,107	995,292
Southwest Gas Corp.
2.200%, 06/15/30		900	672,244
Steel Dynamics, Inc.
3.250%, 01/15/31		700	568,646
Steelcase, Inc.
# 5.125%, 01/18/29		5,542	4,850,913
Stellantis Finance US, Inc.
Ω 2.691%, 09/15/31		800	569,847
STORE Capital Corp.
4.625%, 03/15/29		1,200	1,109,896

98

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Stryker Corp.
3.375%, 05/15/24		6	$5,841
2.125%, 11/30/27	EUR	7,009	6,412,796
Sutter Health
2.294%, 08/15/30		2,400	1,890,027
Tanger Properties LP
2.750%, 09/01/31		1,000	683,585
Tapestry, Inc.
3.050%, 03/15/32		1,800	1,324,328
Targa Resources Corp.
4.200%, 02/01/33		1,500	1,252,215
Target Corp.
2.500%, 04/15/26		31	28,652
Taylor Morrison Communities, Inc.
Ω 5.875%, 06/15/27		100	93,775
Ω 5.750%, 01/15/28		5,000	4,582,875
Ω 5.125%, 08/01/30		2,100	1,742,341
Teledyne FLIR LLC
2.500%, 08/01/30		2,000	1,559,468
Textron, Inc.
2.450%, 03/15/31		1,000	766,428
Thermo Fisher Scientific Finance I BV
0.800%, 10/18/30	EUR	3,000	2,406,433
Thermo Fisher Scientific, Inc.
1.450%, 03/16/27	EUR	1,000	910,208
1.375%, 09/12/28	EUR	1,315	1,154,332
0.875%, 10/01/31	EUR	8,300	6,516,323
2.375%, 04/15/32	EUR	4,821	4,280,008
Timken Co.
# 4.125%, 04/01/32		600	520,907
Toll Brothers Finance Corp.
4.875%, 03/15/27		1,800	1,638,603
4.350%, 02/15/28		4,018	3,482,262
3.800%, 11/01/29		4,000	3,247,921
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
5.875%, 06/15/24		3,400	3,341,483
TWDC Enterprises 18 Corp.
4.125%, 12/01/41		545	441,655
Twitter, Inc.
#Ω 3.875%, 12/15/27		7,300	7,363,875
Under Armour, Inc.
3.250%, 06/15/26		6,250	5,390,625
United States Cellular Corp.
6.700%, 12/15/33		800	761,944
UnitedHealth Group, Inc.
2.750%, 02/15/23		101	100,464
4.625%, 07/15/35		1,000	918,302
Unum Group
3.875%, 11/05/25		23	21,924
4.000%, 06/15/29		5,100	4,454,934
Utah Acquisition Sub, Inc.
3.950%, 06/15/26		2,173	1,979,075
Ω 3.125%, 11/22/28	EUR	3,400	2,933,457

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Verizon Communications, Inc.
1.375%, 10/27/26	EUR	1,500	$1,366,904
4.329%, 09/21/28		200	187,493
1.375%, 11/02/28	EUR	2,000	1,724,555
4.016%, 12/03/29		183	164,937
2.625%, 12/01/31	EUR	2,500	2,217,365
2.355%, 03/15/32		53	40,149
4.750%, 02/17/34	GBP	1,500	1,620,858
VF Corp.
2.950%, 04/23/30		2,166	1,747,377
Viatris, Inc.
3.850%, 06/22/40		12,500	7,789,680
VMware, Inc.
# 3.900%, 08/21/27		3,521	3,223,315
Vontier Corp.
2.950%, 04/01/31		13,875	9,736,504
Vornado Realty LP
3.400%, 06/01/31		4,650	3,450,585
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26		1,064	996,117
2.125%, 11/20/26	EUR	2,700	2,500,562
3.200%, 04/15/30		330	276,433
Walmart, Inc.
4.875%, 09/21/29	EUR	1,166	1,249,553
5.750%, 12/19/30	GBP	2,119	2,603,390
5.250%, 09/28/35	GBP	4,886	5,876,769
Walt Disney Co.
# 3.800%, 03/22/30		1,496	1,362,839
2.650%, 01/13/31		1,000	828,414
6.400%, 12/15/35		300	318,171
Waste Management, Inc.
2.950%, 06/01/41		1,000	702,199
WEC Energy Group, Inc.
3.550%, 06/15/25		12	11,427
Wells Fargo & Co.
3.000%, 02/19/25		190	179,448
3.000%, 04/22/26		32	29,285
Ω 2.000%, 04/27/26	EUR	800	732,024
Ω 1.375%, 10/26/26	EUR	3,500	3,084,140
Ω 1.000%, 02/02/27	EUR	6,900	5,929,449
Ω 1.000%, 02/02/27	EUR	800	687,472
Ω 4.150%, 01/24/29		1,000	910,124
Ω 2.500%, 05/02/29	GBP	750	697,491
Ω 0.625%, 03/25/30	EUR	1,016	754,297
Ω 0.625%, 08/14/30	EUR	3,461	2,532,766
Welltower, Inc.
3.100%, 01/15/30		1,000	816,379
Western Digital Corp.
4.750%, 02/15/26		5,980	5,524,802
2.850%, 02/01/29		4,800	3,711,264
Westlake Corp.
1.625%, 07/17/29	EUR	6,000	4,577,964
3.375%, 06/15/30		1,100	917,759
WestRock MWV LLC
8.200%, 01/15/30		180	197,760

99

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Weyerhaeuser Co.
7.375%, 03/15/32		254	$270,266
Whirlpool Corp.
3.700%, 05/01/25		145	139,662
# 4.750%, 02/26/29		400	371,974
Whirlpool Finance Luxembourg Sarl
1.250%, 11/02/26	EUR	1,200	1,074,119
1.100%, 11/09/27	EUR	500	423,617
Williams Cos., Inc.
4.000%, 09/15/25		136	130,440
3.750%, 06/15/27		16	14,705
Wisconsin Electric Power Co.
3.100%, 06/01/25		37	35,074
Wisconsin Power & Light Co.
1.950%, 09/16/31		750	571,159
Wisconsin Power and Light Co.
3.000%, 07/01/29		1,000	863,379
WP Carey, Inc.
2.450%, 02/01/32		1,900	1,394,459
WRKCo, Inc.
4.200%, 06/01/32		2,200	1,894,494
Xerox Corp.
3.800%, 05/15/24		2,050	1,953,568
Xerox Holdings Corp.
Ω 5.000%, 08/15/25		5,000	4,514,150

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Ω 5.500%, 08/15/28	1,000	$790,000
Yum! Brands, Inc.
Ω 4.750%, 01/15/30	3,875	3,463,281
3.625%, 03/15/31	5,370	4,309,425
Zoetis, Inc.
3.000%, 09/12/27	62	55,547

TOTAL UNITED STATES		1,195,496,557

TOTAL BONDS		2,221,710,161

U.S. TREASURY OBLIGATIONS — (0.2%)
U.S. Treasury Notes
0.375%, 04/15/24	5,000	4,700,586

TOTAL INVESTMENT SECURITIES (Cost $3,036,661,314)		2,465,731,859

	Shares
SECURITIES LENDING COLLATERAL — (2.3%)
@§ The DFA Short Term Investment Fund	4,949,707	57,223,560

TOTAL INVESTMENTS — (100.0%) (Cost $3,093,907,433)		$2,522,955,419

As of October 31, 2022, DFA Global Core Plus Fixed Income Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

						Unrealized
						Foreign
						Exchange
					Settlement	Appreciation
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
USD	12,244,653	EUR	11,874,230	Bank of New York Mellon	11/09/22	$504,344
USD	147,577	EUR	142,935	Citibank, N.A.	11/09/22	6,254
USD	34,411,099	EUR	33,503,281	HSBC Bank	11/09/22	1,285,678
USD	900,215	EUR	891,634	Morgan Stanley and Co. International	11/09/22	18,637
USD	22,991,314	EUR	22,899,685	State Street Bank and Trust	11/09/22	349,898
DKK	6,438,663	USD	841,640	Citibank, N.A.	11/18/22	13,977
USD	453,818	DKK	3,366,881	Citibank, N.A.	11/18/22	6,402
USD	357,696	DKK	2,655,973	Morgan Stanley and Co. International	11/18/22	4,751
USD	15,535,537	DKK	115,239,544	State Street Bank and Trust	11/18/22	221,665
NZD	415,034	USD	231,825	Australia & New Zealand Banking Group Ltd.	11/22/22	9,558
NZD	411,814	USD	230,653	Bank of New York Mellon	11/22/22	8,857
NZD	678,879	USD	387,723	Citibank, N.A.	11/22/22	7,112
USD	8,662,604	NZD	14,030,578	State Street Bank and Trust	11/22/22	502,447
USD	2,922,520	EUR	2,919,762	Morgan Stanley and Co. International	11/23/22	32,789
USD	20,090,565	EUR	20,042,602	State Street Bank and Trust	11/23/22	254,111
USD	36,574,341	EUR	36,599,558	UBS AG	11/23/22	351,229
CAD	11,778,229	USD	8,575,089	Citibank, N.A.	11/30/22	71,791
USD	1,766,497	CAD	2,394,819	Citibank, N.A.	11/30/22	8,363

100

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

						Unrealized
						Foreign
						Exchange
					Settlement	Appreciation
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
USD	53,982,368	CAD	71,092,263	HSBC Bank	11/30/22	$1,790,635
CAD	23,022,244	USD	16,790,815	HSBC Bank	11/30/22	110,754
USD	182,686	NZD	313,899	Citibank, N.A.	12/01/22	98
USD	205,874	NZD	351,966	UBS AG	12/01/22	1,143
CAD	9,310,783	USD	6,771,645	Citibank, N.A.	12/09/22	64,949
CAD	8,872,358	USD	6,507,435	State Street Bank and Trust	12/09/22	7,238
USD	58,754,469	CAD	76,355,428	UBS AG	12/09/22	2,689,252
USD	68,786,231	JPY	9,856,217,457	Morgan Stanley and Co. International	12/22/22	2,077,377
USD	54,273,743	AUD	83,683,457	Bank of New York Mellon	12/28/22	645,940
USD	90,810,233	EUR	90,914,412	HSBC Bank	12/28/22	531,852
AUD	4,170,078	USD	2,629,956	State Street Bank and Trust	12/28/22	42,402
USD	16,675,865	EUR	16,556,383	State Street Bank and Trust	01/03/23	225,150
EUR	8,817,639	USD	8,625,663	State Street Bank and Trust	01/03/23	135,699
USD	8,892,445	EUR	8,891,885	HSBC Bank	01/04/23	56,668
USD	19,677,822	AUD	30,674,177	Citibank, N.A.	01/06/23	13,904
USD	1,554,696	AUD	2,388,076	Morgan Stanley and Co. International	01/06/23	23,801
AUD	2,777,558	USD	1,760,402	Citibank, N.A.	01/10/23	20,424
EUR	25,753,650	USD	25,612,674	UBS AG	01/18/23	4,572
USD	77,806,234	EUR	77,122,848	UBS AG	01/25/23	1,052,723
USD	44,536,676	GBP	38,378,130	State Street Bank and Trust	01/26/23	395,808

Total Appreciation						$13,548,252
USD	41,785,549	GBP	37,853,827	State Street Bank and Trust	11/14/22	$(1,639,125)
DKK	2,725,141	USD	368,237	Citibank, N.A.	11/18/22	(6,100)
DKK	1,463,083	USD	198,225	Morgan Stanley and Co. International	11/18/22	(3,800)
DKK	1,650,168	USD	220,126	UBS AG	11/18/22	(840)
NZD	255,967	USD	156,491	Citibank, N.A.	11/22/22	(7,621)
NZD	294,983	USD	181,783	State Street Bank and Trust	11/22/22	(10,221)
CAD	11,775,801	USD	8,764,870	Citibank, N.A.	11/30/22	(119,774)
USD	157,055	NZD	276,859	Morgan Stanley and Co. International	12/01/22	(3,988)
USD	4,874,007	NZD	8,561,132	UBS AG	12/01/22	(105,825)
CAD	14,352,469	USD	10,808,578	HSBC Bank	12/09/22	(270,044)
EUR	4,647,642	USD	4,707,155	UBS AG	12/28/22	(92,028)
USD	1,113,725	EUR	1,138,884	HSBC Bank	01/03/23	(17,890)
EUR	18,684,759	USD	18,720,071	HSBC Bank	01/03/23	(154,564)
USD	94,455,793	EUR	95,970,183	State Street Bank and Trust	01/03/23	(901,880)
USD	5,173,055	EUR	5,284,322	Bank of New York Mellon	01/04/23	(77,923)
USD	6,789,392	EUR	6,849,688	HSBC Bank	01/04/23	(17,075)
USD	21,651,279	EUR	21,983,708	State Street Bank and Trust	01/04/23	(193,713)
AUD	10,974,911	USD	7,065,703	Citibank, N.A.	01/10/23	(29,160)
USD	53,081,599	AUD	83,957,857	UBS AG	01/10/23	(747,817)
USD	57,098,248	EUR	58,664,394	Societe Generale	01/12/23	(1,229,935)
USD	105,137,463	EUR	106,805,834	State Street Bank and Trust	01/18/23	(1,102,676)
USD	66,425,578	EUR	67,092,416	Citibank, N.A.	01/19/23	(316,347)
USD	34,075,968	CAD	47,078,257	Citibank, N.A.	01/20/23	(518,309)
CAD	6,332,528	USD	4,653,364	State Street Bank and Trust	01/20/23	(64)
USD	37,638,752	GBP	33,176,292	Citibank, N.A.	01/23/23	(516,163)
USD	66,763,207	EUR	67,167,522	State Street Bank and Trust	01/24/23	(77,781)
USD	43,661,802	GBP	38,483,769	State Street Bank and Trust	01/24/23	(598,229)

Total (Depreciation)						$(8,758,892)

Total Appreciation (Depreciation)						$4,789,360

101

DFA GLOBAL CORE PLUS FIXED INCOME PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$239,321,112	—	$239,321,112
Bonds
Australia	—	148,339,326	—	148,339,326
Belgium	—	2,753,336	—	2,753,336
Canada	—	223,239,944	—	223,239,944
Denmark	—	18,780,743	—	18,780,743
Finland	—	28,097,330	—	28,097,330
France	—	107,871,152	—	107,871,152
Germany	—	66,000,502	—	66,000,502
Hong Kong	—	16,317,538	—	16,317,538
Italy	—	25,773,081	—	25,773,081
Japan	—	87,190,671	—	87,190,671
Luxembourg	—	6,051,346	—	6,051,346
Netherlands	—	66,061,993	—	66,061,993
New Zealand	—	12,605,841	—	12,605,841
Norway	—	20,718,837	—	20,718,837
Spain	—	31,528,500	—	31,528,500
Supranational Organization Obligations	—	26,554,269	—	26,554,269
Sweden	—	5,135,081	—	5,135,081
Switzerland	—	22,549,500	—	22,549,500
United Kingdom	—	110,644,614	—	110,644,614
United States	—	1,195,496,557	—	1,195,496,557
U.S. Treasury Obligations	—	4,700,586	—	4,700,586
Securities Lending Collateral	—	57,223,560	—	57,223,560
Forward Currency Contracts**	—	4,789,360	—	4,789,360

TOTAL	—	$2,527,744,779	—	$2,527,744,779

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

102

DFA INVESTMENT GRADE PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount^	Value†
	(000)
AGENCY OBLIGATIONS — (15.8%)
Federal Farm Credit Banks Funding Corp.
2.630%, 08/03/26	5,760	$5,381,148
Federal Home Loan Bank
# 2.750%, 12/13/24	37,645	36,204,179
3.125%, 09/12/25	10,000	9,601,510
5.750%, 06/12/26	11,775	12,247,897
2.500%, 12/10/27	4,000	3,647,852
3.000%, 03/10/28	30,815	28,601,326
3.250%, 06/09/28	109,035	102,487,739
# 3.250%, 11/16/28	91,250	86,054,051
2.125%, 09/14/29	10,000	8,684,472
2.125%, 12/14/29	23,735	20,373,528
5.500%, 07/15/36	22,355	23,653,546
Federal Home Loan Mortgage Corp.
# 6.750%, 09/15/29	76,476	87,097,466
6.750%, 03/15/31	100,575	115,864,750
# 6.250%, 07/15/32	105,446	119,177,109
Federal National Mortgage Association
# 2.125%, 04/24/26	86,970	80,522,076
# 1.875%, 09/24/26	168,929	153,745,996
# 0.750%, 10/08/27	73,250	61,689,018
6.250%, 05/15/29	102,508	113,227,257
7.125%, 01/15/30	72,196	84,154,166
7.250%, 05/15/30	72,729	85,785,207
# 0.875%, 08/05/30	239,600	183,917,691
# 6.625%, 11/15/30	103,212	117,981,164
Tennessee Valley Authority
2.875%, 02/01/27	31,804	29,809,869
7.125%, 05/01/30	70,383	82,058,000
1.500%, 09/15/31	10,000	7,664,409
4.650%, 06/15/35	5,000	4,818,360

TOTAL AGENCY OBLIGATIONS		1,664,449,786

BONDS — (55.6%)
AUSTRALIA — (2.0%)
Commonwealth Bank of Australia
Ω 3.150%, 09/19/27	290	262,996
#Ω 1.875%, 09/15/31	2,000	1,511,356
Glencore Funding LLC
#Ω 2.500%, 09/01/30	4,600	3,539,035
#Ω 2.850%, 04/27/31	33,500	25,932,546
Ω 2.625%, 09/23/31	11,000	8,247,553
Macquarie Bank Ltd.
#Ω 3.900%, 01/15/26	24,711	23,544,935
National Australia Bank Ltd.
3.375%, 01/14/26	3,000	2,831,906
#Ω 3.500%, 01/10/27	15,999	14,911,014

		Face Amount^	Value†
		(000)
AUSTRALIA — (Continued)
Westpac Banking Corp.
# 3.350%, 03/08/27		34,467	$31,892,435
2.650%, 01/16/30		8,160	6,857,978
# 2.150%, 06/03/31		113,030	89,519,383

TOTAL AUSTRALIA			209,051,137

BELGIUM — (0.3%)
Anheuser-Busch InBev Worldwide, Inc.
4.000%, 04/13/28		12,800	12,094,186
# 4.900%, 01/23/31		1,600	1,564,300
5.875%, 06/15/35		2,846	2,822,203
4.375%, 04/15/38		400	341,561
5.450%, 01/23/39		6,000	5,636,801
4.950%, 01/15/42		5,000	4,425,320
Solvay Finance America LLC
Ω 4.450%, 12/03/25		865	823,672

TOTAL BELGIUM			27,708,043

CANADA — (2.3%)
Alimentation Couche-Tard, Inc.
Ω 3.550%, 07/26/27		1,380	1,235,421
Ω 3.439%, 05/13/41		15,600	10,405,019
Bank of Montreal
2.750%, 06/15/27	EUR	1,400	1,296,248
Bank of Nova Scotia
# 2.450%, 02/02/32		25,975	19,452,784
Barrick North America Finance LLC
# 5.700%, 05/30/41		4,500	4,223,971
Brookfield Finance, Inc.
4.350%, 04/15/30		5,500	4,849,644
Canadian Natural Resources Ltd.
2.950%, 07/15/30		12,722	10,437,395
5.850%, 02/01/35		3,000	2,785,137
6.250%, 03/15/38		6,000	5,769,175
Emera U.S. Finance LP
2.639%, 06/15/31		3,000	2,300,539
Enbridge Energy Partners LP
7.500%, 04/15/38		3,000	3,162,328
Enbridge, Inc.
3.500%, 06/10/24		1,280	1,240,533
Fairfax Financial Holdings Ltd.
3.375%, 03/03/31		3,400	2,664,468
ITC Holdings Corp.
3.650%, 06/15/24		9,714	9,422,057
Nutrien Ltd.
3.000%, 04/01/25		3,460	3,272,766

103

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
CANADA — (Continued)
Ontario Teachers’ Finance Trust
Ω 2.000%, 04/16/31		36,200	$29,167,545
Province of Alberta Canada
1.300%, 07/22/30		10,000	7,835,600
Province of Ontario Canada
1.125%, 10/07/30		21,000	16,098,478
1.600%, 02/25/31		5,000	3,958,900
Royal Bank of Canada
2.300%, 11/03/31		5,000	3,804,896
Spectra Energy Partners LP
4.750%, 03/15/24		1,915	1,897,229
Suncor Energy, Inc.
6.800%, 05/15/38		7,983	7,968,284
6.850%, 06/01/39		3,000	3,022,702
Thomson Reuters Corp.
4.300%, 11/23/23		5,120	5,072,354
Toronto-Dominion Bank
2.000%, 09/10/31		7,000	5,190,047
3.200%, 03/10/32		45,000	36,547,000
4.456%, 06/08/32		21,850	19,636,337
TransCanada PipeLines Ltd.
4.875%, 01/15/26		4,060	3,965,309
4.250%, 05/15/28		300	278,189
# 4.625%, 03/01/34		20,566	17,961,392

TOTAL CANADA			244,921,747

DENMARK — (0.0%)
Danske Bank AS
Ω 4.375%, 06/12/28		2,000	1,737,147

FINLAND — (0.0%)
OP Corporate Bank PLC
Ω 1.375%, 09/04/26	GBP	1,950	1,890,046

FRANCE — (0.6%)
Airbus SE
Ω 3.150%, 04/10/27		7,500	6,860,299
Banque Federative du Credit Mutuel SA
Ω 1.000%, 07/16/26	GBP	4,700	4,622,568
BNP Paribas SA
#Ω 3.500%, 11/16/27		500	434,935
#Ω 4.400%, 08/14/28		2,600	2,301,955
BPCE SA
Ω 0.010%, 01/14/27	EUR	1,700	1,439,647
Electricite de France SA
#Ω 3.625%, 10/13/25		6,638	6,266,816
Sanofi
3.625%, 06/19/28		18,000	16,702,387
Societe Generale SA
#Ω 3.000%, 01/22/30		5,000	3,807,508
TotalEnergies Capital International SA
# 3.750%, 04/10/24		4,800	4,729,776

		Face Amount^	Value†
		(000)
FRANCE — (Continued)
# 2.829%, 01/10/30		5,000	$4,291,528
# 2.986%, 06/29/41		9,127	6,427,722

TOTAL FRANCE			57,885,141

GERMANY — (1.1%)
Bayer U.S. Finance II LLC
Ω 5.500%, 08/15/25		2,240	2,213,289
Ω 4.375%, 12/15/28		14,000	12,745,424
Bayer U.S. Finance LLC
#Ω 3.375%, 10/08/24		9,544	9,175,440
Bayer US Finance II LLC
Ω 4.625%, 06/25/38		700	572,377
BMW U.S. Capital LLC
Ω 2.800%, 04/11/26		20,330	18,631,159
Ω 3.300%, 04/06/27		6,742	6,157,585
Ω 1.000%, 04/20/27	EUR	4,800	4,321,345
Ω 4.150%, 04/09/30		1,330	1,214,692
Fresenius Medical Care
U.S. Finance III, Inc.
#Ω 2.375%, 02/16/31		21,000	14,632,349
Ω 3.000%, 12/01/31		9,838	6,996,070
Mercedes-Benz Finance
North America LLC
8.500%, 01/18/31		28,696	33,458,145
Siemens Financieringsmaatschappij NV
Ω 2.875%, 03/11/41		10,256	7,015,768

TOTAL GERMANY			117,133,643

HONG KONG — (0.1%)
Prudential PLC
3.125%, 04/14/30		1,500	1,230,058
3.625%, 03/24/32		6,000	4,919,859

TOTAL HONG KONG			6,149,917

IRELAND — (0.0%)
CRH America Finance, Inc.
#Ω 3.950%, 04/04/28		1,520	1,391,791

ITALY — (0.2%)
Enel Finance International
NV
Ω 3.500%, 04/06/28		2,800	2,328,117
Intesa Sanpaolo SpA
Ω 4.000%, 09/23/29		15,800	12,866,126

TOTAL ITALY			15,194,243

JAPAN — (2.0%)
7-Eleven, Inc.
Ω 1.800%, 02/10/31		13,880	10,243,594
Ω 2.500%, 02/10/41		30,950	18,814,335

104

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
JAPAN — (Continued)
American Honda Finance Corp.
2.300%, 09/09/26		16,110	$14,397,007
1.800%, 01/13/31		3,500	2,678,521
Beam Suntory, Inc.
3.250%, 06/15/23		764	755,347
Mitsubishi UFJ Financial Group, Inc.
3.850%, 03/01/26		1,195	1,124,615
# 3.677%, 02/22/27		2,865	2,628,744
3.741%, 03/07/29		3,500	3,075,407
# 3.195%, 07/18/29		5,777	4,840,769
# 2.048%, 07/17/30		14,450	10,776,976
4.286%, 07/26/38		400	322,555
3.751%, 07/18/39		11,191	8,371,304
Mizuho Financial Group, Inc.
2.839%, 09/13/26		11,800	10,490,841
MUFG Bank Ltd.
3.250%, 09/08/24		3,237	3,103,571
Nomura Holdings, Inc.
# 3.103%, 01/16/30		10,062	7,929,827
2.679%, 07/16/30		3,600	2,708,837
2.608%, 07/14/31		10,000	7,254,195
ORIX Corp.
# 2.250%, 03/09/31		10,000	7,533,178
Sumitomo Mitsui Banking Corp.
# 3.950%, 07/19/23		5,931	5,875,818
Sumitomo Mitsui Financial Group, Inc.
3.784%, 03/09/26		3,042	2,866,895
Ω 1.546%, 06/15/26	EUR	1,900	1,716,852
3.040%, 07/16/29		18,167	14,998,228
2.130%, 07/08/30		14,250	10,690,409
2.222%, 09/17/31		10,157	7,435,621
2.296%, 01/12/41		7,700	4,470,054
Toyota Motor Credit Corp.
2.625%, 01/10/23		2,999	2,988,200
# 3.200%, 01/11/27		23,636	21,858,152
# 3.050%, 01/11/28		10,750	9,711,737
# 3.650%, 01/08/29		11,108	10,180,929

TOTAL JAPAN			209,842,518

NETHERLANDS — (0.3%)
Cooperatieve Rabobank UA
# 3.375%, 05/21/25		17,522	16,744,903
ING Groep NV
# 3.950%, 03/29/27		4,000	3,642,560
4.050%, 04/09/29		4,000	3,477,977
Shell International Finance BV
# 3.875%, 11/13/28		2,300	2,148,119

TOTAL NETHERLANDS			26,013,559

		Face Amount^	Value†
		(000)
NORWAY — (0.1%)
Equinor ASA
# 2.450%, 01/17/23		3,586	$3,570,512
2.650%, 01/15/24		6,950	6,760,189
# 1.750%, 01/22/26		3,000	2,699,211

TOTAL NORWAY			13,029,912

SPAIN — (0.7%)
Banco Santander SA
3.800%, 02/23/28		7,000	5,954,932
3.490%, 05/28/30		4,000	3,157,490
Santander Holdings USA, Inc.
# 4.500%, 07/17/25		17,590	16,814,416
4.400%, 07/13/27		1,200	1,084,440
Santander UK PLC
4.000%, 03/13/24		8,788	8,608,647
Telefonica Emisiones SA
7.045%, 06/20/36		13,000	12,619,789
4.665%, 03/06/38		6,755	5,093,861
Telefonica Europe BV
# 8.250%, 09/15/30		16,567	17,942,427

TOTAL SPAIN			71,276,002

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (0.0%)
Inter-American Development Bank
6.750%, 07/15/27		1,942	2,103,995

SWEDEN — (0.0%)
Volvo Treasury AB
Ω 2.000%, 08/19/27	EUR	1,900	1,746,500

SWITZERLAND — (0.3%)
Credit Suisse AG
3.625%, 09/09/24		11,475	10,664,251
Novartis Capital Corp.
2.200%, 08/14/30		6,793	5,619,679
UBS Group AG
Ω 4.125%, 09/24/25		20,990	19,872,752

TOTAL SWITZERLAND			36,156,682

UNITED KINGDOM — (2.2%)
Ashtead Capital, Inc.
Ω 2.450%, 08/12/31		4,750	3,406,901
AstraZeneca PLC
3.375%, 11/16/25		6,430	6,120,015
6.450%, 09/15/37		4,900	5,260,371
Barclays PLC
3.650%, 03/16/25		14,330	13,311,930
4.375%, 01/12/26		9,970	9,255,733
BAT Capital Corp.
4.906%, 04/02/30		20,600	17,983,714
BP Capital Markets America, Inc.
3.119%, 05/04/26		7,615	7,100,077
3.017%, 01/16/27		1,773	1,620,573
4.234%, 11/06/28		467	439,691

105

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED KINGDOM — (Continued)
2.721%, 01/12/32		7,500	$6,082,338
3.060%, 06/17/41		50,600	35,403,178
BP Capital Markets PLC
3.279%, 09/19/27		9,800	8,953,205
British Telecommunications PLC
# 5.125%, 12/04/28		7,200	6,599,835
Ω 3.250%, 11/08/29		3,000	2,398,723
Diageo Capital PLC
2.375%, 10/24/29		1,350	1,118,868
2.125%, 04/29/32		14,300	10,937,473
GlaxoSmithKline Capital, Inc.
6.375%, 05/15/38		957	1,025,660
HSBC Holdings PLC
4.300%, 03/08/26		13,770	12,958,026
4.950%, 03/31/30		13,500	12,086,233
HSBC USA, Inc.
3.500%, 06/23/24		7,593	7,318,140
Lloyds Banking Group PLC
# 3.750%, 01/11/27		5,250	4,711,600
4.375%, 03/22/28		9,000	8,005,936
LSEGA Financing PLC
Ω 3.200%, 04/06/41		24,202	16,680,218
Mead Johnson Nutrition Co.
4.125%, 11/15/25		5,531	5,334,586
Nationwide Building Society
Ω 3.900%, 07/21/25		4,600	4,350,055
Ω 2.000%, 04/28/27	EUR	4,400	3,987,420
RELX Capital, Inc.
3.000%, 05/22/30		900	750,404
4.750%, 05/20/32		4,300	3,984,838
Unilever Capital Corp.
5.900%, 11/15/32		4,800	5,015,862
Vodafone Group PLC
7.875%, 02/15/30		7,107	7,714,443
6.250%, 11/30/32		2,500	2,469,910
5.000%, 05/30/38		1,400	1,188,766

TOTAL UNITED KINGDOM			233,574,722

UNITED STATES — (43.4%)
3M Co.
# 2.875%, 10/15/27		12,890	11,627,889
Abbott Laboratories
2.950%, 03/15/25		6,000	5,751,351
AbbVie, Inc.
3.600%, 05/14/25		2,300	2,207,034
4.250%, 11/14/28		25,100	23,627,050
Activision Blizzard, Inc.
3.400%, 06/15/27		5,908	5,473,182
1.350%, 09/15/30		8,000	6,067,875
Acuity Brands Lighting, Inc.
# 2.150%, 12/15/30		1,642	1,210,339
Advance Auto Parts, Inc.
# 3.900%, 04/15/30		6,400	5,412,040
3.500%, 03/15/32		7,300	5,754,233

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
AEP Texas, Inc.
4.700%, 05/15/32	20,000	$18,205,436
Aetna, Inc.
3.500%, 11/15/24	5,359	5,175,876
6.750%, 12/15/37	8,500	8,581,016
Affiliated Managers Group, Inc.
3.500%, 08/01/25	3,410	3,243,527
3.300%, 06/15/30	21,400	17,433,441
Aflac, Inc.
3.600%, 04/01/30	1,600	1,418,810
Air Products and Chemicals, Inc.
2.700%, 05/15/40	400	276,630
Allegion PLC
3.500%, 10/01/29	10,000	8,370,175
Allstate Corp.
5.350%, 06/01/33	7,500	7,248,917
Ally Financial, Inc.
2.200%, 11/02/28	400	305,025
8.000%, 11/01/31	5,200	5,333,177
Alphabet, Inc.
1.100%, 08/15/30	6,479	4,975,671
Altria Group, Inc.
4.800%, 02/14/29	60	55,235
3.400%, 05/06/30	10,700	8,670,013
2.450%, 02/04/32	27,231	19,351,911
3.400%, 02/04/41	5,000	3,059,081
Amazon.com, Inc.
3.150%, 08/22/27	7,400	6,846,512
# 1.500%, 06/03/30	41,316	32,252,966
2.100%, 05/12/31	72,400	57,962,686
Amcor Flexibles North America, Inc.
2.630%, 06/19/30	2,500	1,955,542
Amdocs Ltd.
2.538%, 06/15/30	2,000	1,567,913
American Electric Power Co., Inc.
4.300%, 12/01/28	200	185,306
American Express Co.
3.300%, 05/03/27	14,929	13,523,193
American Tower Corp.
2.700%, 04/15/31	300	233,954
2.300%, 09/15/31	12,575	9,361,572
# 4.050%, 03/15/32	3,125	2,672,179
American Water Capital Corp.
3.850%, 03/01/24	2,115	2,077,109
2.950%, 09/01/27	184	165,703
3.450%, 06/01/29	75	66,314
Ameriprise Financial, Inc.
# 4.500%, 05/13/32	9,800	9,074,265
AmerisourceBergen Corp.
3.450%, 12/15/27	2,600	2,370,462
2.800%, 05/15/30	29,884	24,453,566

106

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Amgen, Inc.
2.600%, 08/19/26	9,175	$8,379,810
2.300%, 02/25/31	5,000	4,002,399
2.000%, 01/15/32	10,000	7,607,855
3.350%, 02/22/32	15,400	13,093,425
3.150%, 02/21/40	26,545	18,901,963
2.800%, 08/15/41	26,250	17,565,573
Amphenol Corp.
2.800%, 02/15/30	400	332,340
Analog Devices, Inc.
3.450%, 06/15/27	5,531	5,139,700
2.800%, 10/01/41	800	549,675
Aon Corp.
4.500%, 12/15/28	2,300	2,147,309
3.750%, 05/02/29	700	623,293
2.800%, 05/15/30	15,600	12,784,643
Aon Global Ltd.
4.000%, 11/27/23	4,000	3,953,836
3.500%, 06/14/24	9,147	8,892,031
Apple, Inc.
# 2.900%, 09/12/27	2,400	2,205,749
# 3.000%, 11/13/27	16,220	14,994,646
2.200%, 09/11/29	2,000	1,689,098
1.650%, 05/11/30	7,900	6,319,857
1.650%, 02/08/31	80,300	62,881,943
Applied Materials, Inc.
3.300%, 04/01/27	13,395	12,572,240
5.850%, 06/15/41	400	406,320
Arizona Public Service Co.
3.150%, 05/15/25	9,580	9,045,430
2.600%, 08/15/29	5,646	4,606,148
2.200%, 12/15/31	31,150	22,969,138
5.050%, 09/01/41	400	331,659
Arrow Electronics, Inc.
3.875%, 01/12/28	11,938	10,619,939
Assurant, Inc.
2.650%, 01/15/32	4,000	2,878,118
Assured Guaranty U.S. Holdings, Inc.
# 3.150%, 06/15/31	5,000	3,974,294
AT&T, Inc.
2.750%, 06/01/31	1,000	800,047
2.550%, 12/01/33	18,868	13,904,682
3.500%, 06/01/41	27,000	19,075,830
Atmos Energy Corp.
1.500%, 01/15/31	750	559,286
Autodesk, Inc.
4.375%, 06/15/25	3,015	2,953,181
3.500%, 06/15/27	11,209	10,304,496
2.400%, 12/15/31	400	308,385
Automatic Data Processing, Inc.
1.250%, 09/01/30	12,457	9,512,266
AutoNation, Inc.
2.400%, 08/01/31	16,734	11,587,886

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
3.850%, 03/01/32		39,470	$30,725,432
AutoZone, Inc.
# 2.875%, 01/15/23		11,113	11,077,322
3.250%, 04/15/25		5,203	4,942,372
Avnet, Inc.
4.625%, 04/15/26		4,760	4,513,966
3.000%, 05/15/31		17,500	13,015,940
# 5.500%, 06/01/32		13,180	11,773,500
AXIS Specialty Finance PLC
4.000%, 12/06/27		19,920	18,249,715
Baker Hughes a GE Co.
LLC/Baker Hughes Co-Obligor, Inc.
3.337%, 12/15/27		1,100	985,657
Baker Hughes Holdings LLC
5.125%, 09/15/40		2,677	2,296,147
Bank of America Corp.
5.875%, 02/07/42		25,700	24,640,601
Bank of New York Mellon Corp.
1.600%, 04/24/25		14,650	13,414,648
# 2.800%, 05/04/26		1,688	1,562,438
Berkshire Hathaway Finance Corp.
1.850%, 03/12/30		31,000	24,833,338
# 1.450%, 10/15/30		83,203	63,759,140
Berkshire Hathaway, Inc.
# 3.125%, 03/15/26		21,800	20,658,979
Best Buy Co., Inc.
4.450%, 10/01/28		19,093	17,705,573
1.950%, 10/01/30		13,000	9,675,573
Biogen, Inc.
4.050%, 09/15/25		6,550	6,300,814
2.250%, 05/01/30		20,387	16,032,829
Black Hills Corp.
2.500%, 06/15/30		2,650	2,057,987
4.350%, 05/01/33		5,728	4,901,332
BlackRock, Inc.
3.250%, 04/30/29		6,942	6,192,560
2.400%, 04/30/30		36,100	29,569,292
1.900%, 01/28/31		57,317	44,197,087
Boardwalk Pipelines LP
3.600%, 09/01/32		9,310	7,379,432
Boeing Co.
2.500%, 03/01/25		6,399	5,925,085
2.600%, 10/30/25		2,168	1,979,600
3.200%, 03/01/29		4,600	3,832,498
2.950%, 02/01/30		5,400	4,325,825
3.600%, 05/01/34		2,000	1,492,091
3.250%, 02/01/35		2,463	1,740,519
3.550%, 03/01/38		2,150	1,453,021
Booking Holdings, Inc.
3.600%, 06/01/26		3,694	3,487,868
1.800%, 03/03/27	EUR	700	634,980
4.625%, 04/13/30		6,810	6,407,979
Boston Properties LP
3.250%, 01/30/31		2,300	1,832,230

107

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
2.550%, 04/01/32	1,000	$719,083
2.450%, 10/01/33	2,000	1,378,939
Boston Scientific Corp.
4.550%, 03/01/39	1,264	1,064,357
Brighthouse Financial, Inc.
# 5.625%, 05/15/30	3,000	2,790,783
Bristol-Myers Squibb Co.
4.125%, 06/15/39	19,900	16,875,555
2.350%, 11/13/40	400	260,071
3.550%, 03/15/42	800	610,663
Brixmor Operating Partnership LP
4.050%, 07/01/30	5,600	4,645,441
2.500%, 08/16/31	1,850	1,325,587
Broadcom, Inc.
4.300%, 11/15/32	31,000	26,068,210
Ω 2.600%, 02/15/33	200	142,167
Ω 3.419%, 04/15/33	200	151,971
Ω 3.469%, 04/15/34	5,000	3,742,534
Ω 3.137%, 11/15/35	17,502	12,140,682
Ω 4.926%, 05/15/37	1,000	824,511
Ω 3.500%, 02/15/41	8,150	5,371,272
Broadstone Net Lease LLC
2.600%, 09/15/31	990	713,972
Brown & Brown, Inc.
# 4.200%, 09/15/24	4,660	4,536,416
2.375%, 03/15/31	3,000	2,214,241
Bunge Ltd. Finance Corp.
3.750%, 09/25/27	15,000	13,721,184
Burlington Northern Santa Fe LLC
6.150%, 05/01/37	400	417,894
5.750%, 05/01/40	400	396,272
5.050%, 03/01/41	400	365,710
5.400%, 06/01/41	400	380,201
4.950%, 09/15/41	400	361,602
4.400%, 03/15/42	400	337,394
Camden Property Trust
2.800%, 05/15/30	1,100	905,768
Campbell Soup Co.
4.150%, 03/15/28	4,228	3,965,764
Capital One Financial Corp.
# 3.750%, 04/24/24	4,607	4,481,920
3.200%, 02/05/25	2,300	2,174,391
3.750%, 03/09/27	12,965	11,820,000
3.800%, 01/31/28	4,800	4,288,782
Cargill, Inc.
Ω 2.125%, 04/23/30	6,060	4,845,870
Carrier Global Corp.
2.700%, 02/15/31	2,500	1,998,318
Caterpillar, Inc.
# 3.803%, 08/15/42	800	645,235
CenterPoint Energy Resources Corp.
# 4.000%, 04/01/28	4,800	4,435,356
Charles Schwab Corp.
3.000%, 03/10/25	12,777	12,176,459
3.625%, 04/01/25	7,358	7,132,142

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
2.300%, 05/13/31		800	$626,315
1.950%, 12/01/31		2,700	2,018,403
2.900%, 03/03/32		15,900	12,908,302
Chevron Corp.
1.554%, 05/11/25		3,654	3,371,003
2.236%, 05/11/30		20,000	16,582,864
Chevron USA, Inc.
3.250%, 10/15/29		17,685	15,854,212
Choice Hotels International, Inc.
3.700%, 12/01/29		2,750	2,303,785
Chubb Corp.
6.000%, 05/11/37		400	409,364
6.500%, 05/15/38		400	421,527
Chubb INA Holdings, Inc.
# 3.350%, 05/15/24		4,720	4,593,335
Cigna Corp.
3.500%, 06/15/24		1,792	1,745,109
# 3.400%, 03/01/27		12,920	11,872,747
4.375%, 10/15/28		1,300	1,223,716
2.400%, 03/15/30		2,700	2,197,776
2.375%, 03/15/31		20,500	16,252,530
4.800%, 08/15/38		35,497	31,279,399
3.200%, 03/15/40		15,445	10,985,238
Cincinnati Financial Corp.
6.920%, 05/15/28		3,600	3,756,581
Citigroup, Inc.
Ω 2.125%, 09/10/26	EUR	4,900	4,459,097
8.125%, 07/15/39		16,430	18,950,435
# 5.875%, 01/30/42		10,525	9,834,810
Clorox Co.
3.100%, 10/01/27		3,877	3,505,510
# 3.900%, 05/15/28		14,912	13,886,980
CMS Energy Corp.
3.600%, 11/15/25		3,163	2,995,261
3.000%, 05/15/26		3,742	3,434,674
CNA Financial Corp.
# 4.500%, 03/01/26		21,057	20,310,885
3.900%, 05/01/29		2,050	1,806,185
CNO Financial Group, Inc.
# 5.250%, 05/30/29		4,800	4,387,172
Coca-Cola Co.
1.875%, 09/22/26	EUR	4,800	4,518,799
2.900%, 05/25/27		4,735	4,368,043
2.875%, 05/05/41		800	574,293
Comcast Corp.
3.150%, 03/01/26		8,798	8,263,983
# 3.150%, 02/15/28		5,000	4,504,853
4.250%, 10/15/30		10,000	9,178,292
4.250%, 01/15/33		22,400	20,218,745
7.050%, 03/15/33		14,800	16,089,161
6.500%, 11/15/35		400	420,529
3.200%, 07/15/36		400	304,761
3.900%, 03/01/38		800	647,257
4.600%, 10/15/38		800	694,052
3.250%, 11/01/39		2,200	1,592,610

108

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
3.750%, 04/01/40	16,200	$12,476,382
Comerica, Inc.
4.000%, 02/01/29	6,065	5,532,116
Conagra Brands, Inc.
# 4.850%, 11/01/28	170	160,849
5.300%, 11/01/38	25,700	22,414,884
ConocoPhillips
5.900%, 05/15/38	400	401,223
# 6.500%, 02/01/39	1,200	1,284,956
Consolidated Edison Co. of New York, Inc.
3.300%, 12/01/24	1,280	1,227,237
5.300%, 03/01/35	400	373,171
6.750%, 04/01/38	400	414,816
5.700%, 06/15/40	400	374,375
4.200%, 03/15/42	1,174	916,371
Constellation Brands, Inc.
3.600%, 02/15/28	8,025	7,265,924
3.150%, 08/01/29	7,000	5,988,404
Corporate Office Properties LP
2.900%, 12/01/33	9,450	6,368,910
Costco Wholesale Corp.
1.600%, 04/20/30	64,800	51,720,925
1.750%, 04/20/32	3,900	2,992,484
Cox Communications, Inc.
Ω 3.850%, 02/01/25	6,790	6,525,377
Ω 4.800%, 02/01/35	2,381	2,059,835
Crown Castle, Inc.
3.100%, 11/15/29	400	333,075
2.100%, 04/01/31	300	224,046
2.900%, 04/01/41	17,205	10,913,345
CVS Health Corp.
3.375%, 08/12/24	10,857	10,547,056
# 3.875%, 07/20/25	1,705	1,645,058
3.250%, 08/15/29	3,800	3,296,052
2.700%, 08/21/40	4,600	2,971,096
Deere & Co.
3.900%, 06/09/42	400	331,496
Devon Energy Corp.
5.600%, 07/15/41	4,800	4,384,481
DH Europe Finance II Sarl
3.250%, 11/15/39	400	297,464
Dick’s Sporting Goods, Inc.
# 3.150%, 01/15/32	9,525	7,229,869
Discover Bank
4.650%, 09/13/28	2,800	2,498,166
Discovery Communications LLC
3.900%, 11/15/24	5,376	5,157,842
3.450%, 03/15/25	5,671	5,328,770
# 3.625%, 05/15/30	9,400	7,588,352
Dollar Tree, Inc.
4.200%, 05/15/28	19,841	18,456,502
Dominion Energy, Inc.
3.375%, 04/01/30	200	171,665

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Duke Energy Corp.
3.750%, 04/15/24	5,205	$5,106,809
2.550%, 06/15/31	300	235,106
3.300%, 06/15/41	25,250	17,095,208
Duquesne Light Holdings, Inc.
Ω 2.532%, 10/01/30	1,500	1,126,274
Ω 2.775%, 01/07/32	641	480,641
Eagle Materials, Inc.
2.500%, 07/01/31	3,400	2,495,951
Eastman Chemical Co.
3.800%, 03/15/25	8,527	8,164,253
Eaton Corp.
4.000%, 11/02/32	13,775	12,194,274
Eaton Vance Corp.
3.500%, 04/06/27	10,062	9,196,411
eBay, Inc.
3.600%, 06/05/27	6,375	5,875,241
Ecolab, Inc.
2.700%, 11/01/26	2,959	2,709,723
5.500%, 12/08/41	1,000	970,816
EI du Pont de Nemours & Co.
2.300%, 07/15/30	4,000	3,226,565
Elevance Health, Inc.
# 3.500%, 08/15/24	4,586	4,450,211
4.101%, 03/01/28	13,400	12,555,130
5.950%, 12/15/34	1,300	1,282,986
4.625%, 05/15/42	400	339,225
Emerson Electric Co.
# 3.150%, 06/01/25	5,312	5,076,733
Enterprise Products Operating LLC
3.900%, 02/15/24	1,680	1,647,653
6.875%, 03/01/33	1,800	1,889,568
6.125%, 10/15/39	4,800	4,622,827
6.450%, 09/01/40	5,000	4,905,505
5.700%, 02/15/42	400	367,483
EOG Resources, Inc.
4.375%, 04/15/30	6,000	5,684,344
Equifax, Inc.
3.100%, 05/15/30	200	163,352
Equinix, Inc.
# 3.200%, 11/18/29	2,500	2,093,957
# 2.500%, 05/15/31	6,900	5,254,246
3.900%, 04/15/32	75	63,109
ERAC USA Finance LLC
Ω 3.850%, 11/15/24	6,590	6,352,876
ERP Operating LP
2.500%, 02/15/30	2,800	2,253,539
Eversource Energy
4.250%, 04/01/29	600	552,646
Exelon Corp.
3.400%, 04/15/26	8,140	7,594,548
Extra Space Storage LP
2.350%, 03/15/32	13,100	9,479,866
Exxon Mobil Corp.
3.482%, 03/19/30	2,000	1,812,481

109

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
FedEx Corp.
3.400%, 02/15/28	4,850	$4,378,877
4.900%, 01/15/34	2,075	1,888,752
3.900%, 02/01/35	2,800	2,284,000
3.250%, 05/15/41	9,750	6,466,452
Fidelity National Financial, Inc.
3.400%, 06/15/30	19,454	15,605,516
# 2.450%, 03/15/31	1,800	1,309,375
Fidelity National Information Services, Inc.
3.100%, 03/01/41	10,000	6,521,243
Fifth Third Bancorp
# 3.950%, 03/14/28	24,832	22,739,843
First American Financial Corp.
2.400%, 08/15/31	17,544	12,232,624
Flex Ltd.
4.875%, 06/15/29	2,300	2,056,218
4.875%, 05/12/30	4,000	3,553,151
Flowserve Corp.
2.800%, 01/15/32	29,138	20,882,041
FMR LLC
Ω 4.950%, 02/01/33	2,400	2,191,125
Fortune Brands Home & Security, Inc.
3.250%, 09/15/29	4,300	3,526,450
# 4.000%, 03/25/32	8,200	6,714,191
Fox Corp.
5.476%, 01/25/39	2,000	1,717,542
Franklin Resources, Inc.
1.600%, 10/30/30	1,400	1,028,857
GATX Corp.
3.250%, 03/30/25	3,170	2,989,230
3.250%, 09/15/26	7,349	6,635,311
3.500%, 06/01/32	6,850	5,441,582
GE Capital Funding LLC
4.550%, 05/15/32	4,000	3,694,103
GE Capital International Funding Co. Unlimited Co.
4.418%, 11/15/35	271	239,101
General Dynamics Corp.
4.250%, 04/01/40	5,000	4,294,248
2.850%, 06/01/41	400	277,547
General Electric Co.
6.750%, 03/15/32	15,646	16,998,607
General Mills, Inc.
4.200%, 04/17/28	7,800	7,373,294
General Motors Co.
6.800%, 10/01/27	1,100	1,114,509
5.150%, 04/01/38	3,669	2,985,422
General Motors Financial Co., Inc.
5.250%, 03/01/26	13,336	12,922,628
4.350%, 01/17/27	663	610,102
3.600%, 06/21/30	6,000	4,897,103
# 3.100%, 01/12/32	8,400	6,393,038

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Georgia Power Co.
3.250%, 04/01/26	2,600	$2,424,078
3.250%, 03/30/27	11,466	10,357,919
4.300%, 03/15/42	400	322,907
Georgia-Pacific LLC
7.750%, 11/15/29	1,000	1,109,236
Gilead Sciences, Inc.
3.700%, 04/01/24	1,612	1,582,262
# 4.600%, 09/01/35	800	721,026
4.000%, 09/01/36	800	671,366
2.600%, 10/01/40	5,800	3,838,244
# 5.650%, 12/01/41	9,900	9,490,492
GlaxoSmithKline Capital, Inc.
# 3.875%, 05/15/28	2,100	1,971,717
Global Payments, Inc.
4.450%, 06/01/28	7,220	6,563,060
2.900%, 11/15/31	400	305,262
Globe Life, Inc.
4.800%, 06/15/32	10,000	9,035,001
Goldman Sachs Group, Inc.
4.000%, 03/03/24	15,004	14,729,339
3.750%, 05/22/25	6,213	5,916,273
3.750%, 02/25/26	6,500	6,107,279
2.600%, 02/07/30	5,000	3,976,373
3.800%, 03/15/30	12,000	10,343,178
6.125%, 02/15/33	2,421	2,416,630
6.250%, 02/01/41	750	734,260
Halliburton Co.
2.920%, 03/01/30	800	672,786
6.700%, 09/15/38	2,200	2,208,521
4.500%, 11/15/41	3,000	2,346,640
Harley-Davidson, Inc.
# 3.500%, 07/28/25	5,193	4,868,532
Health Care Service Corp. A Mutual Legal Reserve Co.
Ω 2.200%, 06/01/30	27,600	21,509,832
Healthcare Reality Holdings LP
2.000%, 03/15/31	2,800	2,016,632
Home Depot, Inc.
5.875%, 12/16/36	1,200	1,234,068
3.300%, 04/15/40	1,600	1,197,749
# 5.400%, 09/15/40	5,600	5,394,262
# 5.950%, 04/01/41	1,200	1,219,155
Honeywell International, Inc.
2.500%, 11/01/26	18	16,447
# 5.375%, 03/01/41	670	658,770
HP, Inc.
3.400%, 06/17/30	50,435	41,009,293
2.650%, 06/17/31	1,000	732,741
6.000%, 09/15/41	5,000	4,430,547
Humana, Inc.
3.850%, 10/01/24	5,825	5,677,802
Huntington Bancshares, Inc.
2.550%, 02/04/30	400	317,496

110

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Intel Corp.
4.000%, 12/15/32	3,200	$2,819,089
4.600%, 03/25/40	25,324	21,331,541
2.800%, 08/12/41	23,576	15,119,040
Intercontinental Exchange, Inc.
3.750%, 12/01/25	11,500	11,046,440
4.600%, 03/15/33	15,000	13,764,900
2.650%, 09/15/40	16,100	10,561,761
International Business Machines Corp.
3.375%, 08/01/23	4,409	4,354,880
# 3.300%, 01/27/27	26,154	24,267,634
1.950%, 05/15/30	22,940	18,071,560
4.150%, 05/15/39	8,300	6,756,681
2.850%, 05/15/40	31,266	21,114,512
4.000%, 06/20/42	400	309,023
Interpublic Group of Cos., Inc.
4.200%, 04/15/24	1,953	1,913,005
4.750%, 03/30/30	1,175	1,066,821
Interstate Power & Light Co.
2.300%, 06/01/30	3,978	3,169,656
Intuit, Inc.
1.650%, 07/15/30	1,280	987,732
Invitation Homes Operating Partnership LP
2.000%, 08/15/31	3,000	2,105,938
2.700%, 01/15/34	1,500	1,036,744
Jabil, Inc.
3.600%, 01/15/30	23,950	20,078,396
3.000%, 01/15/31	15,033	11,683,953
Jackson Financial, Inc.
# 3.125%, 11/23/31	6,177	4,553,579
Janus Henderson U.S. Holdings, Inc.
4.875%, 08/01/25	9,046	8,864,474
Jefferies Group LLC
2.750%, 10/15/32	6,280	4,344,440
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
4.850%, 01/15/27	5,394	5,062,733
2.625%, 10/15/31	20,514	14,589,758
JM Smucker Co.
3.500%, 03/15/25	4,000	3,835,360
4.250%, 03/15/35	2,000	1,708,274
Johnson & Johnson
# 2.450%, 03/01/26	2,412	2,252,895
1.300%, 09/01/30	40,000	31,635,875
4.950%, 05/15/33	4,000	4,028,333
# 4.375%, 12/05/33	10,000	9,528,421
3.550%, 03/01/36	9,000	7,689,893
Johnson Controls International PLC
3.625%, 07/02/24	165	160,330
JPMorgan Chase & Co.
3.625%, 05/13/24	11,131	10,903,692

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
3.900%, 07/15/25	22,416	$21,647,707
3.200%, 06/15/26	276	255,508
6.400%, 05/15/38	20,400	21,019,220
5.500%, 10/15/40	4,000	3,676,289
5.600%, 07/15/41	7,100	6,657,992
# 5.400%, 01/06/42	10,150	9,286,893
Juniper Networks, Inc.
3.750%, 08/15/29	4,000	3,429,852
2.000%, 12/10/30	5,000	3,620,186
Kellogg Co.
3.250%, 04/01/26	8,001	7,494,024
# 3.400%, 11/15/27	13,000	11,869,738
7.450%, 04/01/31	6,959	7,520,898
Kemper Corp.
2.400%, 09/30/30	6,265	4,718,894
3.800%, 02/23/32	24,700	20,109,403
Keurig Dr Pepper, Inc.
# 4.050%, 04/15/32	200	175,120
Kilroy Realty LP
3.050%, 02/15/30	8,000	6,239,791
# 2.500%, 11/15/32	17,100	11,868,514
2.650%, 11/15/33	5,000	3,387,391
Kimco Realty Corp.
2.250%, 12/01/31	10,200	7,509,230
Kinder Morgan Energy Partners LP
6.950%, 01/15/38	5,400	5,365,876
6.500%, 09/01/39	1,900	1,795,715
Kroger Co.
7.500%, 04/01/31	16,177	17,802,450
L3Harris Technologies, Inc.
3.950%, 05/28/24	2,469	2,417,494
Lazard Group LLC
4.500%, 09/19/28	18,026	16,349,824
4.375%, 03/11/29	400	357,978
Lear Corp.
3.800%, 09/15/27	223	201,596
Legg Mason, Inc.
3.950%, 07/15/24	4,736	4,614,595
# 4.750%, 03/15/26	9,317	9,155,116
Liberty Mutual Group, Inc.
Ω 4.569%, 02/01/29	10,065	9,032,582
Ω 6.500%, 03/15/35	4,250	4,202,906
Lincoln National Corp.
3.050%, 01/15/30	400	328,871
# 3.400%, 01/15/31	10,680	8,806,258
3.400%, 03/01/32	55,500	45,020,776
Lockheed Martin Corp.
3.550%, 01/15/26	2,400	2,307,948
3.600%, 03/01/35	1,071	918,744
4.500%, 05/15/36	1,200	1,090,497
Loews Corp.
2.625%, 05/15/23	2,681	2,646,014
3.750%, 04/01/26	11,870	11,375,324
Lowe’s Cos., Inc.
2.800%, 09/15/41	25,000	15,915,731

111

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
LYB International Finance III LLC
3.375%, 10/01/40		8,000	$5,342,786
LyondellBasell Industries NV
5.750%, 04/15/24		1,611	1,615,413
Manufacturers & Traders Trust Co.
2.900%, 02/06/25		8,028	7,625,653
Marathon Petroleum Corp.
3.625%, 09/15/24		7,291	7,043,380
6.500%, 03/01/41		4,500	4,382,418
Marriott International, Inc.
2.750%, 10/15/33		7,200	5,227,399
Mars, Inc.
Ω 1.625%, 07/16/32		8,550	6,205,179
Ω 3.600%, 04/01/34		400	335,625
Ω 3.875%, 04/01/39		800	640,184
Marsh & McLennan Cos., Inc.
3.500%, 06/03/24		8,320	8,086,786
3.750%, 03/14/26		2,900	2,760,651
2.375%, 12/15/31		3,361	2,604,611
Medtronic Global Holdings SCA
1.125%, 03/07/27	EUR	4,800	4,313,971
Medtronic, Inc.
4.375%, 03/15/35		9,865	9,032,555
Merck & Co., Inc.
3.400%, 03/07/29		13,884	12,665,996
1.450%, 06/24/30		57,700	44,780,980
3.900%, 03/07/39		400	332,904
2.350%, 06/24/40		800	530,154
MetLife, Inc.
6.375%, 06/15/34		19,000	19,764,452
5.700%, 06/15/35		8,400	8,308,250
4.125%, 08/13/42		5,000	3,914,268
Micron Technology, Inc.
4.663%, 02/15/30		330	294,505
2.703%, 04/15/32		1,400	1,025,673
3.366%, 11/01/41		22,400	14,198,993
Microsoft Corp.
3.300%, 02/06/27		13,492	12,823,646
Mohawk Industries, Inc.
# 3.625%, 05/15/30		2,800	2,297,894
Molson Coors Beverage Co.
3.000%, 07/15/26		11,249	10,247,324
Morgan Stanley
3.875%, 04/29/24		6,982	6,837,976
3.875%, 01/27/26		17,083	16,163,258
3.625%, 01/20/27		12,926	11,909,042
# 7.250%, 04/01/32		16,166	17,362,232
Morgan Stanley Domestic Holdings, Inc.
4.500%, 06/20/28		8,096	7,558,033
Mosaic Co.
4.050%, 11/15/27		4,667	4,318,878

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Motorola Solutions, Inc.
4.600%, 05/23/29	4,300	$3,952,980
2.300%, 11/15/30	25,444	19,037,079
MPLX LP
4.125%, 03/01/27	11,620	10,772,950
4.500%, 04/15/38	4,700	3,746,867
Mylan, Inc.
4.200%, 11/29/23	3,480	3,414,288
National Fuel Gas Co.
2.950%, 03/01/31	5,000	3,749,116
National Rural Utilities Cooperative Finance Corp.
8.000%, 03/01/32	2,708	3,131,178
Nestle Holdings, Inc.
#Ω 1.250%, 09/15/30	44,000	33,464,365
NetApp, Inc.
3.300%, 09/29/24	3,451	3,331,848
2.700%, 06/22/30	5,000	4,013,794
NewMarket Corp.
2.700%, 03/18/31	4,000	3,035,710
NIKE, Inc.
# 2.850%, 03/27/30	52,300	45,365,187
Northern Trust Corp.
1.950%, 05/01/30	23,270	18,210,806
Nucor Corp.
3.950%, 05/01/28	5,445	5,005,502
2.700%, 06/01/30	9,000	7,337,263
3.125%, 04/01/32	8,940	7,244,802
6.400%, 12/01/37	6,585	6,691,694
Nuveen Finance LLC
Ω 4.125%, 11/01/24	2,348	2,274,021
Omnicom Group, Inc.
4.200%, 06/01/30	12,855	11,546,268
ONE Gas, Inc.
# 4.250%, 09/01/32	6,700	6,124,897
Oracle Corp.
2.650%, 07/15/26	12,652	11,373,871
3.250%, 11/15/27	34,794	30,878,860
2.950%, 04/01/30	500	407,150
4.300%, 07/08/34	400	329,018
3.900%, 05/15/35	400	309,509
O’Reilly Automotive, Inc.
# 3.600%, 09/01/27	10,780	9,941,133
Owens Corning
3.875%, 06/01/30	9,226	7,983,926
Paramount Global
# 2.900%, 01/15/27	14,661	12,897,851
7.875%, 07/30/30	1,212	1,259,759
4.950%, 01/15/31	3,593	3,135,929
4.200%, 05/19/32	22,600	18,094,581
Parker-Hannifin Corp.
3.300%, 11/21/24	3,093	2,983,814
3.250%, 06/14/29	6,000	5,203,985

112

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω 3.400%, 11/15/26		600	$542,556
PepsiCo, Inc.
2.625%, 04/28/26	EUR	2,800	2,711,962
4.875%, 11/01/40		400	372,657
2.625%, 10/21/41		1,200	827,510
PerkinElmer, Inc.
3.300%, 09/15/29		1,300	1,092,160
Pfizer, Inc.
# 3.000%, 12/15/26		26,480	24,738,234
1.700%, 05/28/30		5,000	3,982,691
# 4.000%, 12/15/36		1,200	1,054,902
4.100%, 09/15/38		1,600	1,384,117
3.900%, 03/15/39		6,200	5,241,980
# 7.200%, 03/15/39		1,000	1,172,686
2.550%, 05/28/40		2,000	1,383,965
5.600%, 09/15/40		400	400,892
Philip Morris International, Inc.
# 3.250%, 11/10/24		7,098	6,829,696
# 3.125%, 08/17/27		2,000	1,797,817
3.375%, 08/15/29		6,400	5,474,420
2.100%, 05/01/30		10,350	7,889,260
6.375%, 05/16/38		10,000	9,316,379
Phillips 66
2.150%, 12/15/30		400	310,050
5.875%, 05/01/42		800	775,054
Piedmont Operating Partnership LP
3.150%, 08/15/30		6,500	4,901,869
PNC Bank NA
2.950%, 02/23/25		1,093	1,041,663
# 3.250%, 06/01/25		4,680	4,450,619
PPG Industries, Inc.
2.800%, 08/15/29		2,603	2,193,930
2.550%, 06/15/30		9,250	7,520,482
PPL Capital Funding, Inc.
3.100%, 05/15/26		6,200	5,657,814
Precision Castparts Corp.
3.250%, 06/15/25		26,684	25,620,470
Primerica, Inc.
2.800%, 11/19/31		15,500	12,121,503
Principal Financial Group, Inc.
3.400%, 05/15/25		2,700	2,580,639
3.100%, 11/15/26		5,472	4,972,575
2.125%, 06/15/30		400	309,269
Procter & Gamble Co.
2.850%, 08/11/27		10,850	9,985,528
# 3.000%, 03/25/30		1,600	1,428,765
Progress Energy, Inc.
7.750%, 03/01/31		2,500	2,743,111
6.000%, 12/01/39		600	567,934
Progressive Corp.
3.000%, 03/15/32		18,900	15,606,207

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Prologis Euro Finance LLC
0.250%, 09/10/27	EUR	4,600	$3,764,045
Prologis LP
3.000%, 06/02/26 EUR	EUR	2,000	1,894,376
Prudential Financial, Inc.
# 3.878%, 03/27/28		389	364,651
3.000%, 03/10/40		9,850	6,758,810
Public Service Enterprise Group, Inc.
8.625%, 04/15/31		1,000	1,133,086
PulteGroup, Inc.
7.875%, 06/15/32		3,895	4,057,644
6.375%, 05/15/33		11,000	10,228,036
6.000%, 02/15/35		6,449	5,731,300
QUALCOMM, Inc.
2.150%, 05/20/30		5,000	4,097,560
1.650%, 05/20/32		17,843	13,399,741
Quanta Services, Inc.
2.900%, 10/01/30		302	238,377
Quest Diagnostics, Inc.
2.800%, 06/30/31		1,000	800,254
Raytheon Technologies Corp.
4.450%, 11/16/38		1,200	1,027,591
4.700%, 12/15/41		6,000	5,085,465
4.500%, 06/01/42		28,924	24,583,688
Realty Income Corp.
2.850%, 12/15/32		9,500	7,433,887
1.800%, 03/15/33		3,000	2,052,920
Reinsurance Group of America, Inc.
# 4.700%, 09/15/23		3,840	3,821,447
3.950%, 09/15/26		15,789	14,967,818
# 3.900%, 05/15/29		4,725	4,203,288
3.150%, 06/15/30		15,855	12,991,766
Roche Holdings, Inc.
Ω 2.625%, 05/15/26		1,000	923,501
Ross Stores, Inc.
# 1.875%, 04/15/31		9,000	6,691,925
Royalty Pharma PLC
2.200%, 09/02/30		10,000	7,580,891
3.300%, 09/02/40		45,745	30,412,575
Salesforce, Inc.
# 3.700%, 04/11/28		11,600	10,930,447
2.700%, 07/15/41		1,200	823,012
Schlumberger Finance BV
Ω 1.375%, 10/28/26	EUR	4,800	4,403,966
Schlumberger Investment SA
2.650%, 06/26/30		9,852	8,230,960
Sherwin-Williams Co.
2.950%, 08/15/29		6,000	5,084,195
Simon Property Group LP
2.450%, 09/13/29		400	320,443
2.650%, 07/15/30		21,000	16,608,895
2.200%, 02/01/31		14,208	10,692,512
2.250%, 01/15/32		7,910	5,767,328

113

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
6.750%, 02/01/40	800	$794,736
4.750%, 03/15/42	400	318,579
Southern California Edison Co.
6.650%, 04/01/29	400	400,532
Southern Power Co.
5.150%, 09/15/41	3,000	2,524,445
Southwest Gas Corp.
3.700%, 04/01/28	2,900	2,559,838
2.200%, 06/15/30	13,700	10,233,042
Spirit Realty LP
2.700%, 02/15/32	14,491	10,243,457
Stanley Black & Decker, Inc.
2.300%, 03/15/30	3,000	2,405,843
5.200%, 09/01/40	400	359,073
State Street Corp.
# 3.550%, 08/18/25	2,254	2,166,337
Steel Dynamics, Inc.
3.250%, 01/15/31	20,925	16,998,444
Stellantis Finance US, Inc.
Ω 2.691%, 09/15/31	11,500	8,191,556
Stryker Corp.
# 3.650%, 03/07/28	24,856	23,112,838
Sutter Health
3.161%, 08/15/40	2,000	1,366,979
Sysco Corp.
3.250%, 07/15/27	2,508	2,264,403
Tanger Properties LP
2.750%, 09/01/31	10,000	6,835,853
Tapestry, Inc.
3.050%, 03/15/32	16,062	11,817,416
Targa Resources Corp.
4.200%, 02/01/33	3,000	2,504,430
Target Corp.
# 2.500%, 04/15/26	1,721	1,590,655
4.000%, 07/01/42	2,700	2,224,832
TCI Communications, Inc.
7.875%, 02/15/26	1,120	1,206,850
Texas Instruments, Inc.
# 2.900%, 11/03/27	2,700	2,463,676
Textron, Inc.
2.450%, 03/15/31	15,590	11,948,615
Thermo Fisher Scientific, Inc.
2.800%, 10/15/41	2,700	1,864,859
Travelers Cos., Inc.
# 6.250%, 06/15/37	935	971,456
5.350%, 11/01/40	1,200	1,124,924
Travelers Property Casualty Corp.
6.375%, 03/15/33	800	849,932
Truist Financial Corp.
# 3.700%, 06/05/25	7,945	7,617,240
TWDC Enterprises 18 Corp.
# 7.000%, 03/01/32	1,340	1,470,322
4.375%, 08/16/41	10,000	8,446,462

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
Union Pacific Corp.
3.250%, 01/15/25	9,515	$9,177,129
2.891%, 04/06/36	22,950	17,343,632
3.600%, 09/15/37	1,000	803,646
3.550%, 08/15/39	400	311,022
3.200%, 05/20/41	15,400	11,282,761
3.375%, 02/14/42	5,150	3,846,627
United Parcel Service, Inc.
# 4.875%, 11/15/40	1,020	939,253
UnitedHealth Group, Inc.
2.750%, 02/15/23	6,672	6,636,618
2.300%, 05/15/31	750	601,079
4.200%, 05/15/32	20,000	18,410,064
5.800%, 03/15/36	400	404,108
6.625%, 11/15/37	400	432,657
# 6.875%, 02/15/38	1,550	1,692,561
3.500%, 08/15/39	16,638	12,782,205
2.750%, 05/15/40	11,200	7,679,297
5.700%, 10/15/40	2,400	2,341,032
5.950%, 02/15/41	1,000	1,000,353
3.050%, 05/15/41	28,172	19,972,053
4.625%, 11/15/41	1,200	1,042,054
Unum Group
3.875%, 11/05/25	1,977	1,884,554
4.000%, 06/15/29	10,963	9,576,361
Utah Acquisition Sub, Inc.
3.950%, 06/15/26	17,367	15,817,118
Valero Energy Corp.
7.500%, 04/15/32	580	628,261
6.625%, 06/15/37	11,550	11,567,992
Ventas Realty LP
3.000%, 01/15/30	1,100	896,584
VeriSign, Inc.
2.700%, 06/15/31	5,106	3,960,080
Verizon Communications, Inc.
# 4.329%, 09/21/28	1,600	1,499,947
# 4.016%, 12/03/29	17,153	15,459,911
2.355%, 03/15/32	2,733	2,070,318
VF Corp.
# 2.800%, 04/23/27	200	177,525
2.950%, 04/23/30	6,516	5,256,653
Viatris, Inc.
2.700%, 06/22/30	1,000	747,953
3.850%, 06/22/40	10,000	6,231,744
Visa, Inc.
# 2.050%, 04/15/30	85,659	70,577,975
2.700%, 04/15/40	5,000	3,548,416
VMware, Inc.
3.900%, 08/21/27	224	205,062
Vornado Realty LP
3.400%, 06/01/31	21,000	15,583,287
Walgreens Boots Alliance, Inc.
# 3.200%, 04/15/30	23,552	19,728,936
Walt Disney Co.
3.700%, 09/15/24	3,814	3,725,150

114

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
UNITED STATES — (Continued)
1.750%, 01/13/26	3,400	$3,075,564
2.650%, 01/13/31	24,750	20,503,245
6.200%, 12/15/34	1,700	1,773,733
4.625%, 03/23/40	6,500	5,720,795
3.500%, 05/13/40	27,491	20,994,182
6.150%, 02/15/41	400	410,564
Waste Management, Inc.
1.500%, 03/15/31	12,700	9,643,926
WEC Energy Group, Inc.
3.550%, 06/15/25	1,757	1,673,077
Wells Fargo & Co.
3.000%, 02/19/25	5,264	4,971,661
3.000%, 04/22/26	7,473	6,838,866
3.000%, 10/23/26	290	262,427
4.150%, 01/24/29	1,200	1,092,149
Welltower, Inc.
4.125%, 03/15/29	1,550	1,377,316
2.750%, 01/15/31	17,596	13,608,641
Westlake Corp.
3.375%, 06/15/30	11,785	9,832,532
WestRock MWV LLC
8.200%, 01/15/30	19,367	21,277,909
Weyerhaeuser Co.
7.375%, 03/15/32	1,213	1,290,680
Whirlpool Corp.
# 3.700%, 05/01/25	15,463	14,893,710
# 4.750%, 02/26/29	700	650,954
Williams Cos., Inc.
# 4.000%, 09/15/25	9,758	9,359,052
# 3.500%, 11/15/30	14,800	12,466,401
8.750%, 03/15/32	1,000	1,149,697
6.300%, 04/15/40	20,000	19,269,429
WP Carey, Inc.
2.400%, 02/01/31	2,300	1,727,130
2.450%, 02/01/32	9,800	7,192,471
WRKCo, Inc.
4.200%, 06/01/32	1,800	1,550,040
# 3.000%, 06/15/33	19,705	14,959,362
Zoetis, Inc.
# 3.000%, 09/12/27	25,475	22,823,396

TOTAL UNITED STATES		4,563,636,389

TOTAL BONDS		5,840,443,134

U.S. TREASURY OBLIGATIONS — (22.4%)
U.S. Treasury Bonds
6.750%, 08/15/26	38,863	42,046,534
# 6.625%, 02/15/27	34,651	37,655,674
1.125%, 05/15/40	75,000	44,768,555
1.750%, 08/15/41	195,000	127,267,969

	Face Amount^	Value†
	(000)
U.S. Treasury Notes
0.125%, 07/31/23	35,000	$33,840,625
0.500%, 11/30/23	100,000	95,683,594
0.125%, 12/15/23	65,000	61,828,711
0.750%, 12/31/23	69,000	65,956,992
0.375%, 04/15/24	20,000	18,802,344
0.250%, 06/15/24	82,000	76,436,172
2.250%, 11/15/25	39,895	37,418,705
1.625%, 05/15/26	65,000	59,139,844
1.500%, 08/15/26	78,788	70,902,415
1.625%, 09/30/26	50,000	45,177,735
2.000%, 11/15/26	70,000	63,929,688
1.625%, 11/30/26	39,750	35,759,473
1.500%, 01/31/27	59,500	53,024,727
2.250%, 02/15/27	60,000	55,143,750
2.375%, 05/15/27	91,200	83,978,812
0.500%, 06/30/27	45,000	37,868,555
2.250%, 08/15/27	60,000	54,759,375
0.500%, 10/31/27	65,000	54,066,797
2.250%, 11/15/27	39,018	35,456,356
0.625%, 11/30/27	35,000	29,230,469
0.625%, 12/31/27	115,000	95,777,930
2.750%, 02/15/28	47,000	43,620,039
1.125%, 02/29/28	115,000	97,875,781
1.250%, 03/31/28	85,000	72,661,719
1.250%, 04/30/28	80,000	68,240,625
2.875%, 05/15/28	69,000	64,226,601
2.875%, 08/15/28	90,000	83,591,015
3.125%, 11/15/28	75,000	70,488,281
2.625%, 02/15/29	25,000	22,769,531
1.625%, 08/15/29	15,000	12,784,570
0.625%, 05/15/30	85,000	66,047,656
0.625%, 08/15/30	120,000	92,690,626
0.875%, 11/15/30	94,000	73,922,188
1.625%, 05/15/31	96,000	79,335,000
1.250%, 08/15/31	115,000	91,402,539

TOTAL U.S. TREASURY OBLIGATIONS		2,355,577,972

TOTAL INVESTMENT SECURITIES (Cost $11,561,922,048)		9,860,470,892

	Shares
SECURITIES LENDING COLLATERAL — (6.2%)
@§ The DFA Short Term Investment Fund	56,411,291	652,170,940

TOTAL INVESTMENTS — (100.0%) (Cost $12,214,396,351)		$10,512,641,832

115

DFA INVESTMENT GRADE PORTFOLIO

CONTINUED

As of October 31, 2022, DFA Investment Grade Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

						Unrealized
						Foreign
						Exchange
					Settlement	Appreciation
Currency Purchased		Currency Sold		Counterparty	Date	(Depreciation)
USD	12,016,357	EUR	12,022,545	Bank of America Corp.	12/28/22	$77,921
USD	3,221,750	GBP	2,764,048	HSBC Bank	01/13/23	43,752
USD	8,842,844	EUR	8,812,438	Bank of America Corp.	01/23/23	73,887
USD	10,928,177	EUR	10,890,829	HSBC Bank	01/23/23	91,084
USD	9,279,989	EUR	9,138,485	State Street Bank and Trust	01/23/23	186,593

Total Appreciation						$473,237
USD	260,405	GBP	226,507	Bank of America Corp.	01/13/23	$(24)
USD	3,097,022	GBP	2,740,195	Citibank, N.A.	01/13/23	(53,551)
USD	1,420,512	EUR	1,440,257	Citibank, N.A.	01/23/23	(12,638)

Total (Depreciation)						$(66,213)

Total Appreciation (Depreciation)						$407,024

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,664,449,786	—	$1,664,449,786
Bonds
Australia	—	209,051,137	—	209,051,137
Belgium	—	27,708,043	—	27,708,043
Canada	—	244,921,747	—	244,921,747
Denmark	—	1,737,147	—	1,737,147
Finland	—	1,890,046	—	1,890,046
France	—	57,885,141	—	57,885,141
Germany	—	117,133,643	—	117,133,643
Hong Kong	—	6,149,917	—	6,149,917
Ireland	—	1,391,791	—	1,391,791
Italy	—	15,194,243	—	15,194,243
Japan	—	209,842,518	—	209,842,518
Netherlands	—	26,013,559	—	26,013,559
Norway	—	13,029,912	—	13,029,912
Spain	—	71,276,002	—	71,276,002
Supranational Organization Obligations	—	2,103,995	—	2,103,995
Sweden	—	1,746,500	—	1,746,500
Switzerland	—	36,156,682	—	36,156,682
United Kingdom	—	233,574,722	—	233,574,722
United States	—	4,563,636,389	—	4,563,636,389
U.S. Treasury Obligations	—	2,355,577,972	—	2,355,577,972
Securities Lending Collateral	—	652,170,940	—	652,170,940
Forward Currency Contracts**	—	407,024	—	407,024

TOTAL	—	$10,513,048,856	—	$10,513,048,856

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

116

DFA DIVERSIFIED FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (19.0%)
Treasury Inflation Protected Security
0.125%, 01/15/23	73,138	$72,985,086
0.625%, 01/15/24	101,864	100,192,531
0.125%, 07/15/24	17,463	17,025,713
U.S. Treasury Inflation Indexed Bonds
0.500%, 04/15/24	96,177	94,164,046
# 0.125%, 10/15/24	42,193	40,954,006
2.375%, 01/15/25	31,618	31,968,479
0.125%, 04/15/25	17,142	16,439,191

TOTAL U.S. TREASURY OBLIGATIONS		373,729,052

	Shares
AFFILIATED INVESTMENT COMPANIES — (79.5%)
Investment in DFA Intermediate Government Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	91,238,224	974,424,228
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	61,239,353	585,448,215

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES		1,559,872,443

TOTAL INVESTMENT SECURITIES (Cost $2,149,434,448)		1,933,601,495

TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund 3.010%	2,137,965	2,137,965

SECURITIES LENDING COLLATERAL — (1.4%)
@§ The DFA Short Term Investment Fund	2,349,439	27,161,865

TOTAL INVESTMENTS — (100.0%) (Cost $2,178,736,628)		$1,962,901,325

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$373,729,052	—	$373,729,052
Affiliated Investment Companies	$1,559,872,443	—	—	1,559,872,443
Temporary Cash Investments	2,137,965	—	—	2,137,965
Securities Lending Collateral	—	27,161,865	—	27,161,865

TOTAL	$1,562,010,408	$400,890,917	—	$1,962,901,325

See accompanying Notes to Financial Statements.

117

DFA LTIP PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (100.0%)
Treasury Inflation Protected Security
1.000%, 02/15/49	84,244	$69,328,340
0.250%, 02/15/50	77,461	51,470,370
0.125%, 02/15/51	135,845	86,836,638
0.125%, 02/15/52	135,801	86,995,056

TOTAL U.S. TREASURY OBLIGATIONS Cost ($ 431,566,200)		294,630,404

TOTAL INVESTMENTS — (100.0%) (Cost $ 431,566,200)		$294,630,404

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$294,630,404	—	$294,630,404

TOTAL	—	$294,630,404	—	$294,630,404

See accompanying Notes to Financial Statements.

118

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount±	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (100.0%)
Treasury Inflation Protected Security
0.125%, 01/15/23	0	$125
0.375%, 01/15/27	532,123	502,877,076
2.375%, 01/15/27	268,029	274,700,549
0.375%, 07/15/27	555,134	524,113,207
0.500%, 01/15/28	274,482	258,214,404
1.750%, 01/15/28	398,251	399,129,509
3.625%, 04/15/28	456,879	500,394,497
0.750%, 07/15/28	107,371	102,169,073
0.875%, 01/15/29	543,667	517,619,789
2.500%, 01/15/29	465,575	486,857,256
3.875%, 04/15/29	458,053	516,074,398
0.250%, 07/15/29	204,362	186,426,705
0.125%, 01/15/30	240,592	215,313,787
0.125%, 07/15/30	40,431	36,075,673
0.125%, 01/15/31	108,086	95,705,589
0.125%, 07/15/31	54,147	47,713,484
0.125%, 01/15/32	82,270	71,835,102
3.375%, 04/15/32	284,495	325,861,148
2.125%, 02/15/40	398,754	416,859,295
2.125%, 02/15/41	310,813	324,229,261
0.750%, 02/15/42	86,508	71,024,567

TOTAL U.S. TREASURY OBLIGATIONS Cost ($6,568,063,230)		5,873,194,494

	Shares
TEMPORARY CASH INVESTMENTS — (0.0%)
State Street Institutional U.S. Government Money Market Fund 3.010%	1,879,163	1,879,163

TOTAL INVESTMENTS — (100.0%) (Cost $6,569,942,393)		$5,875,073,657

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$5,873,194,494	—	$5,873,194,494
Temporary Cash Investments	$1,879,163	—	—	1,879,163

TOTAL	$1,879,163	$5,873,194,494	—	$5,875,073,657

See accompanying Notes to Financial Statements.

119

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SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^	Value†
		(000)
BONDS — (86.2%)
AUSTRALIA — (4.8%)
APA Infrastructure Ltd.
4.200%, 03/23/25		4,000	$3,814,172
Ω 4.200%, 03/23/25		2,300	2,193,149
Australia Government Bond
0.250%, 11/21/25	AUD	33,650	19,631,479
4.250%, 04/21/26	AUD	8,000	5,270,912
Bank of New Zealand
Ω 1.000%, 03/03/26		750	648,949
Commonwealth Bank of Australia
Ω 1.125%, 06/15/26		14,375	12,427,816
Glencore Funding LLC
Ω 4.625%, 04/29/24		9,283	9,124,736
Ω 1.625%, 04/27/26		2,300	1,975,512
Ω 4.000%, 03/27/27		3,000	2,758,029
Macquarie Bank Ltd.
#Ω 3.900%, 01/15/26		2,631	2,506,848
New South Wales Treasury Corp.
4.000%, 05/20/26	AUD	14,700	9,445,967
Queensland Treasury Corp.
Ω 3.250%, 07/21/26	AUD	1,500	938,810
South Australian Government Financing Authority
3.000%, 07/20/26	AUD	2,000	1,239,300
Stockland Trust
1.625%, 04/27/26	EUR	750	652,034
Telstra Corp. Ltd.
# 3.125%, 04/07/25		192	183,212
Treasury Corp. of Victoria
0.500%, 11/20/25	AUD	15,950	9,245,027
Westpac Banking Corp.
2.850%, 05/13/26		8,700	8,047,970
1.150%, 06/03/26		9,800	8,501,509
4.125%, 06/04/26	AUD	500	311,674
Westpac Securities NZ Ltd.
1.099%, 03/24/26	EUR	1,750	1,574,459

TOTAL AUSTRALIA			100,491,564

AUSTRIA — (0.1%)
Erste Group Bank AG
1.500%, 04/07/26	EUR	600	549,166
HYPO NOE Landesbank fuer Niederoesterreich und Wien AG
1.375%, 04/14/25	EUR	1,600	1,492,570

TOTAL AUSTRIA			2,041,736

		Face Amount^	Value†
		(000)
BELGIUM — (0.2%)
Belfius Bank SA
0.010%, 10/15/25	EUR	2,500	$2,236,429
0.000%, 08/28/26	EUR	500	432,494
Solvay Finance America LLC
Ω 4.450%, 12/03/25		2,000	1,904,443

TOTAL BELGIUM			4,573,366

CANADA — (6.2%)
Bank of Montreal
0.625%, 07/09/24		3,150	2,911,231
2.280%, 07/29/24	CAD	5,750	4,021,223
1.250%, 09/15/26		2,000	1,698,778
2.750%, 06/15/27	EUR	300	277,767
Bank of Nova Scotia
0.125%, 09/04/26	EUR	1,000	850,687
Bank of Nova Scotia
1.750%, 12/23/22	GBP	3,500	3,998,345
2.700%, 08/03/26		2,000	1,800,954
1.300%, 09/15/26		9,182	7,819,567
Canada Government International Bond
0.750%, 05/19/26		4,000	3,511,869
Canadian Imperial Bank of Commerce
# 0.950%, 10/23/25		6,000	5,259,820
1.250%, 06/22/26		12,500	10,685,014
Canadian Natural Resources Ltd.
2.950%, 01/15/23		1,568	1,561,824
3.900%, 02/01/25		559	539,057
2.050%, 07/15/25		555	506,972
CPPIB Capital, Inc.
1.250%, 03/04/25		5,000	4,617,892
Ω 0.875%, 09/09/26		25,000	21,584,346
Enbridge Pipelines, Inc.
3.000%, 08/10/26	CAD	3,000	2,040,841
National Bank of Canada
1.534%, 06/15/26	CAD	3,880	2,510,017
Province of British Columbia Canada
# 0.900%, 07/20/26		17,100	14,912,315
Province of Ontario Canada
# 0.625%, 01/21/26		1,900	1,665,609
PSP Capital, Inc.
Ω 1.000%, 06/29/26		4,469	3,893,421
Royal Bank of Canada
2.352%, 07/02/24	CAD	6,500	4,561,761
0.875%, 01/20/26		2,000	1,726,881
1.200%, 04/27/26		10,000	8,627,277
Thomson Reuters Corp.
2.239%, 05/14/25	CAD	750	513,624
Toronto-Dominion Bank
0.750%, 01/06/26		7,500	6,470,726

120

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CONTINUED

		Face Amount^	Value†
		(000)
CANADA — (Continued)
1.200%, 06/03/26		6,300	$5,428,357
2.551%, 08/03/27	EUR	2,000	1,837,261
Toronto-Dominion Bank
3.005%, 05/30/23	CAD	5,000	3,631,703

TOTAL CANADA			129,465,139

DENMARK — (0.1%)
Danske Bank AS
0.625%, 05/26/25	EUR	660	605,649
Kommunekredit
0.500%, 01/28/26		1,425	1,248,616

TOTAL DENMARK			1,854,265

FINLAND — (0.4%)
Nordea Bank Abp
1.500%, 09/30/26		2,447	2,061,327
Ω 1.500%, 09/30/26		1,500	1,263,584
OP Corporate Bank PLC
0.375%, 06/19/24	EUR	1,200	1,120,590
0.250%, 03/24/26	EUR	1,624	1,403,163
1.375%, 09/04/26	GBP	2,487	2,410,536

TOTAL FINLAND			8,259,200

FRANCE — (4.1%)
Airbus SE
1.625%, 04/07/25	EUR	500	475,872
Banque Federative du Credit Mutuel SA
0.010%, 03/07/25	EUR	8,700	7,911,670
1.000%, 05/23/25	EUR	600	555,416
1.000%, 07/16/26	GBP	1,000	983,525
1.250%, 05/26/27	EUR	1,000	884,393
BNP Paribas SA
# 3.375%, 01/09/25		5,000	4,726,625
BPCE SA
Ω 2.375%, 01/14/25		7,200	6,605,455
2.375%, 01/14/25		5,500	5,045,834
0.250%, 01/15/26	EUR	3,000	2,673,961
Ω 1.000%, 01/20/26		2,600	2,231,706
Credit Agricole SA
Ω 3.250%, 10/04/24		8,000	7,598,782
3.125%, 02/05/26	EUR	700	675,843
# 4.125%, 01/10/27		1,000	911,641
1.375%, 05/03/27	EUR	1,200	1,074,522
EssilorLuxottica SA
0.125%, 05/27/25	EUR	300	276,323
LVMH Moet Hennessy Louis Vuitton SE
0.000%, 02/11/26	EUR	1,600	1,442,203
1.125%, 02/11/27	GBP	700	685,717
PSA Banque France SA
0.000%, 01/22/25	EUR	3,700	3,364,177

		Face Amount^	Value†
		(000)
FRANCE — (Continued)
Societe Generale SA
Ω 4.250%, 09/14/23		5,000	$4,923,395
Ω 2.625%, 10/16/24		1,700	1,585,616
2.625%, 01/22/25		5,000	4,585,550
Ω 2.625%, 01/22/25		4,420	4,053,626
0.125%, 02/24/26	EUR	2,300	2,025,902
TotalEnergies Capital International SA
0.250%, 07/12/23	EUR	1,500	1,460,996
1.750%, 07/07/25	GBP	500	529,961
2.875%, 11/19/25	EUR	1,500	1,467,148
1.660%, 07/22/26	GBP	100	101,738
Vinci SA
2.250%, 03/15/27	GBP	400	407,406
WEA Finance LLC
2.875%, 01/15/27		14,903	12,401,512
#Ω 2.875%, 01/15/27		3,000	2,496,446

TOTAL FRANCE			84,162,961

GERMANY — (4.1%)
Bayer U.S. Finance II LLC
Ω 3.375%, 07/15/24		5,000	4,830,137
Ω 4.250%, 12/15/25		7,700	7,362,081
BMW Finance NV
0.625%, 10/06/23	EUR	2,200	2,136,711
0.500%, 02/22/25	EUR	580	543,120
0.000%, 01/11/26	EUR	580	522,745
BMW U.S. Capital LLC
#Ω 3.450%, 04/12/23		2,000	1,985,240
#Ω 3.450%, 04/01/27		10,000	9,227,335
Daimler Trucks Finance North America LLC
Ω 3.650%, 04/07/27		5,000	4,518,505
Deutsche Bank AG
1.686%, 03/19/26		3,110	2,668,257
HOWOGE Wohnungs-baugesellschaftm bH
0.000%, 11/01/24	EUR	3,500	3,191,441
Kreditanstalt fuer Wiederaufbau
1.625%, 04/03/24	NOK	86,330	8,074,927
0.625%, 01/22/26		7,700	6,806,273
3.200%, 09/11/26	AUD	600	369,269
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.250%, 08/07/25	AUD	4,200	2,675,526
Landwirtschaftliche Rentenbank
4.750%, 05/06/26	AUD	2,000	1,298,673
Mercedes-Benz Finance North America LLC
Ω 3.300%, 05/19/25		2,231	2,110,290
Ω 1.450%, 03/02/26		11,333	9,927,810

121

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CONTINUED

		Face Amount^	Value†
		(000)
GERMANY — (Continued)
Mercedes-Benz International Finance BV
2.625%, 04/07/25	EUR	998	$979,419
Merck Financial Services GmbH
0.125%, 07/16/25	EUR	400	367,291
NRW Bank
1.050%, 03/31/26	AUD	580	330,520
Siemens Financieringsmaatschappij NV
0.000%, 09/05/24	EUR	580	545,509
1.000%, 02/20/25	GBP	500	528,357
2.250%, 03/10/25	EUR	300	291,510
1.200%, 03/11/26		4,000	3,488,560
Ω 2.350%, 10/15/26		3,500	3,124,751
Volkswagen Group of America Finance LLC
Ω 2.850%, 09/26/24		500	474,560
Ω 3.350%, 05/13/25		1,000	941,485
Ω 4.350%, 06/08/27		5,000	4,635,961

TOTAL GERMANY			83,956,263

IRELAND — (0.7%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.500%, 01/15/25		3,000	2,815,001
1.750%, 01/30/26		12,800	10,899,665
4.450%, 04/03/26		150	138,691
GAS Networks Ireland
0.125%, 12/04/24	EUR	800	737,032

TOTAL IRELAND			14,590,389

ITALY — (0.8%)
Intesa Sanpaolo SpA
Ω 3.250%, 09/23/24		5,900	5,507,422
Republic of Italy Government International Bond
6.875%, 09/27/23		5,500	5,540,645
2.375%, 10/17/24		3,961	3,691,660
1.250%, 02/17/26		2,686	2,286,833

TOTAL ITALY			17,026,560

JAPAN — (6.1%)
7-Eleven, Inc.
Ω 0.950%, 02/10/26		17,500	15,050,883
American Honda Finance Corp.
0.550%, 03/17/23	EUR	3,000	2,947,109
1.950%, 10/18/24	EUR	440	425,345
Development Bank of Japan, Inc.
0.875%, 10/10/25	EUR	900	835,529

		Face Amount^	Value†
		(000)
JAPAN — (Continued)
Mitsubishi UFJ Financial Group, Inc.
3.407%, 03/07/24		1,000	$972,659
0.339%, 07/19/24	EUR	5,800	5,392,523
2.193%, 02/25/25		8,500	7,840,655
1.412%, 07/17/25		2,500	2,231,625
2.757%, 09/13/26		786	700,751
Mizuho Financial Group, Inc.
0.214%, 10/07/25	EUR	250	223,191
Ω 3.477%, 04/12/26		950	873,226
0.184%, 04/13/26	EUR	4,000	3,446,960
1.631%, 04/08/27	EUR	9,574	8,466,266
Nissan Motor Acceptance Co. LLC
Ω 2.000%, 03/09/26		5,700	4,644,655
Nomura Holdings, Inc.
2.648%, 01/16/25		600	561,624
1.851%, 07/16/25		6,215	5,587,744
1.653%, 07/14/26		5,528	4,696,356
2.329%, 01/22/27		2,000	1,706,189
NTT Finance Corp.
0.010%, 03/03/25	EUR	800	735,786
0.082%, 12/13/25	EUR	300	269,543
Ω 1.162%, 04/03/26		12,437	10,777,704
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23		1,988	1,943,315
Sumitomo Mitsui Financial Group, Inc.
# 3.102%, 01/17/23		3,750	3,737,439
2.696%, 07/16/24		6,500	6,190,337
0.934%, 10/11/24	EUR	800	752,117
0.948%, 01/12/26		3,500	3,007,969
1.546%, 06/15/26	EUR	6,080	5,493,925
2.632%, 07/14/26		3,000	2,687,528
Sumitomo Mitsui Trust Bank Ltd.
Ω 2.550%, 03/10/25		3,200	2,981,820
# 2.800%, 03/10/27		11,500	10,289,293
Toyota Credit Canada, Inc.
2.700%, 01/25/23	CAD	4,000	2,923,654
Toyota Finance Australia Ltd.
2.004%, 10/21/24	EUR	970	941,401
0.064%, 01/13/25	EUR	1,950	1,798,454
Toyota Motor Credit Corp.
# 1.125%, 06/18/26		360	312,822
0.750%, 11/19/26	GBP	1,049	1,017,535
Toyota Motor Finance Netherlands BV
0.625%, 09/26/23	EUR	1,500	1,454,728
0.000%, 10/27/25	EUR	800	715,943
0.750%, 12/19/25	GBP	1,500	1,529,092

TOTAL JAPAN			126,163,695

122

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CONTINUED

		Face Amount^	Value†
		(000)
LUXEMBOURG — (0.1%)
Prologis International Funding II SA
1.876%, 04/17/25	EUR	2,650	$2,480,193

NETHERLANDS — (0.9
BNG Bank NV
3.250%, 07/15/25	AUD	1,500	932,139
Cooperatieve Rabobank UA
4.875%, 01/10/23	GBP	350	401,713
Ω 2.625%, 07/22/24		1,000	952,474
Enexis Holding NV
0.875%, 04/28/26	EUR	600	550,211
ING Groep NV
Ω 4.625%, 01/06/26		8,525	8,111,259
LeasePlan Corp. NV
Ω 2.875%, 10/24/24		1,000	929,116
Royal Schiphol Group NV
2.000%, 10/05/26	EUR	700	645,910
Shell International Finance BV
# 3.250%, 05/11/25		4,000	3,841,388
TenneT Holding BV
1.625%, 11/17/26	EUR	2,500	2,305,340

TOTAL NETHERLANDS			18,669,550

NEW ZEALAND — (0.8%)
New Zealand Government Bond
0.500%, 05/15/24	NZD	31,000	17,010,487
NORWAY — (1.5%)
Aker BP ASA
Ω 2.875%, 01/15/26		3,000	2,713,981
Equinor ASA
1.750%, 01/22/26		6,500	5,848,291
Kommunalbanken AS
4.250%, 07/16/25	AUD	90	57,483
0.500%, 01/13/26		2,500	2,192,625
Norway Government Bond
Ω 3.000%, 03/14/24	NOK	214,700	20,511,418

TOTAL NORWAY			31,323,798

SPAIN — (1.7%)
Banco Bilbao Vizcaya Argentaria SA
1.750%, 11/26/25	EUR	8,300	7,747,810
0.375%, 11/15/26	EUR	700	602,965
Banco Santander SA
3.848%, 04/12/23		2,000	1,981,832
2.746%, 05/28/25		2,000	1,814,105
# 1.849%, 03/25/26		1,000	853,390
Santander Holdings USA, Inc.
3.400%, 01/18/23		3,650	3,633,779
3.500%, 06/07/24		1,550	1,486,373
4.500%, 07/17/25		1,000	955,908

		Face Amount^	Value†
		(000)
SPAIN — (Continued)
# 3.244%, 10/05/26		6,000	$5,314,411
Telefonica Emisiones SA
4.103%, 03/08/27		12,200	11,169,834

TOTAL SPAIN			35,560,407

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (5.7%)
African Development Bank
0.875%, 03/23/26		10,500	9,279,367
0.875%, 07/22/26		22,400	19,579,930
Asian Development Bank
1.625%, 01/28/25	NZD	667	358,874
0.800%, 11/06/25	AUD	15,650	9,060,470
0.500%, 02/04/26		9,102	7,990,319
1.000%, 04/14/26		2,000	1,775,856
0.500%, 05/05/26	AUD	10,700	6,016,138
Asian Infrastructure Investment Bank
1.000%, 05/06/26	AUD	17,500	9,923,903
European Bank for Reconstruction & Development
# 0.500%, 01/28/26		20,000	17,546,631
European Investment Bank
1.500%, 01/26/24	NOK	50,000	4,687,610
0.375%, 03/26/26		3,000	2,615,908
Inter-American Development Bank
2.750%, 10/30/25	AUD	1,000	614,183
0.875%, 04/20/26		3,650	3,224,659
4.250%, 06/11/26	AUD	21,500	13,701,417
International Bank for Reconstruction & Development
0.500%, 05/18/26	AUD	1,572	880,917
International Finance Corp.
0.375%, 09/10/25	NZD	2,000	1,017,340
3.200%, 07/22/26	AUD	2,500	1,541,442
Nordic Investment Bank
1.875%, 04/10/24	NOK	75,000	7,037,028
# 0.500%, 01/21/26		2,000	1,770,849

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS SWEDEN — (1.6%)			118,622,841

Kommuninvest I Sverige AB
1.000%, 11/13/23	SEK	10,000	889,159
SBAB Bank AB
1.875%, 12/10/25	EUR	2,200	2,076,943
Skandinaviska Enskilda Banken AB
#Ω 1.200%, 09/09/26		5,250	4,487,441
1.750%, 11/11/26	EUR	1,900	1,755,731

123

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CONTINUED

		Face Amount^	Value†
		(000)
SWEDEN — (Continued)
Svenska Handelsbanken AB
2.750%, 12/05/22	GBP	2,000	$2,290,269
1.000%, 04/15/25	EUR	660	619,372
Swedbank AB
0.250%, 11/07/22	EUR	4,400	4,347,516
1.625%, 12/28/22	GBP	5,000	5,710,282
0.400%, 08/29/23	EUR	250	241,832
0.250%, 10/09/24	EUR	1,200	1,111,496
0.750%, 05/05/25	EUR	750	693,790
0.250%, 11/02/26	EUR	2,200	1,901,573
Volvo Treasury AB
0.625%, 02/14/25	EUR	1,141	1,061,764
1.625%, 09/18/25	EUR	1,780	1,673,388
2.625%, 02/20/26	EUR	1,500	1,444,094
2.000%, 08/19/27	EUR	2,918	2,682,256

TOTAL SWEDEN			32,986,906

SWITZERLAND — (1.0%)
Credit Suisse AG
2.950%, 04/09/25		3,000	2,684,986
Credit Suisse Group AG
4.550%, 04/17/26		3,950	3,464,881
UBS AG
0.010%, 03/31/26	EUR	4,410	3,840,909
#Ω 1.250%, 06/01/26		4,000	3,401,396
UBS Group AG
4.125%, 09/24/25		3,000	2,840,317
# 4.125%, 04/15/26		5,000	4,661,520
1.250%, 09/01/26	EUR	580	512,317

TOTAL SWITZERLAND			21,406,326

UNITED KINGDOM — (5.4%)
AstraZeneca PLC
0.700%, 04/08/26		4,000	3,448,607
Barclays PLC
4.375%, 01/12/26		11,400	10,583,286
BAT Capital Corp.
3.222%, 08/15/24		1,500	1,433,637
3.215%, 09/06/26		6,900	6,132,139
BAT International Finance PLC
#Ω 3.950%, 06/15/25		2,000	1,901,725
1.668%, 03/25/26		6,000	5,153,101
BP Capital Markets America, Inc.
3.119%, 05/04/26		1,244	1,159,881
# 3.588%, 04/14/27		2,150	2,002,143
BP Capital Markets PLC
2.972%, 02/27/26	EUR	2,662	2,571,559
2.213%, 09/25/26	EUR	3,000	2,817,413
1.573%, 02/16/27	EUR	338	306,597
CNH Industrial Capital LLC
4.200%, 01/15/24		210	206,404
Diageo Finance PLC
1.750%, 09/23/24	EUR	1,200	1,156,217

		Face Amount^	Value†
		(000)
UNITED KINGDOM — (Continued)
Experian Finance PLC
0.739%, 10/29/25	GBP	750	$757,644
1.375%, 06/25/26	EUR	2,547	2,341,788
HSBC Holdings PLC
# 3.600%, 05/25/23		775	766,934
4.300%, 03/08/26		500	470,517
# 3.900%, 05/25/26		9,500	8,674,563
Linde, Inc.
1.200%, 02/12/24	EUR	6,625	6,406,398
Lloyds Bank Corporate Markets PLC
0.375%, 01/28/25	EUR	855	781,967
Lloyds Bank PLC
1.250%, 01/13/25	EUR	800	752,104
Lloyds Banking Group PLC
4.450%, 05/08/25		5,000	4,792,261
3.750%, 01/11/27		3,570	3,203,888
Lseg Netherlands BV
0.000%, 04/06/25	EUR	1,980	1,798,513
LSEGA Financing PLC
Ω 1.375%, 04/06/26		4,064	3,530,406
Mead Johnson Nutrition Co.
4.125%, 11/15/25		5,873	5,664,441
Motability Operations Group PLC
0.875%, 03/14/25	EUR	1,000	927,071
0.375%, 01/03/26	EUR	1,200	1,067,884
Nationwide Building Society
Ω 3.900%, 07/21/25		1,000	945,664
0.250%, 07/22/25	EUR	4,150	3,742,124
Ω 1.500%, 10/13/26		10,021	8,400,181
1.500%, 10/13/26		1,500	1,257,387
2.000%, 04/28/27	EUR	1,280	1,159,977
NatWest Group PLC
4.800%, 04/05/26		8,282	7,805,188
NatWest Markets PLC
Ω 0.800%, 08/12/24		700	639,455
Reckitt Benckiser Treasury Services Nederland BV
0.375%, 05/19/26	EUR	600	538,423
Reynolds American, Inc.
4.450%, 06/12/25		1,500	1,447,715
Sky Ltd.
2.250%, 11/17/25	EUR	1,080	1,032,167
Standard Chartered PLC
#Ω 3.200%, 04/17/25		2,000	1,867,916
4.050%, 04/12/26		1,800	1,675,800
Unilever Finance Netherlands BV
0.750%, 02/28/26	EUR	930	854,688

TOTAL UNITED KINGDOM			112,175,773

UNITED STATES — (39.9%)
AbbVie, Inc.
2.900%, 11/06/22		1,000	999,640
3.600%, 05/14/25		800	767,664

124

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
AES Corp.
1.375%, 01/15/26		3,000	$2,590,960
Aflac, Inc.
1.125%, 03/15/26		603	527,568
Ally Financial, Inc.
# 5.800%, 05/01/25		10,000	10,000,700
American Express Co.
2.550%, 03/04/27		3,000	2,635,886
American Tower Corp.
4.000%, 06/01/25		700	669,535
1.600%, 04/15/26		7,500	6,475,558
3.375%, 10/15/26		3,000	2,714,691
3.125%, 01/15/27		6,600	5,880,746
Ameriprise Financial, Inc.
2.875%, 09/15/26		1,000	917,812
AmerisourceBergen Corp.
# 3.400%, 05/15/24		4,000	3,891,334
Amgen, Inc.
2.000%, 02/25/26	EUR	600	569,765
2.600%, 08/19/26		7,480	6,831,714
5.500%, 12/07/26	GBP	500	578,853
2.200%, 02/21/27		10,000	8,877,822
Aon Global Ltd.
3.500%, 06/14/24		200	194,425
Ares Capital Corp.
3.875%, 01/15/26		8,650	7,755,083
Arizona Public Service Co.
3.150%, 05/15/25		3,842	3,627,614
Arrow Electronics, Inc.
3.250%, 09/08/24		1,400	1,335,770
Autodesk, Inc.
3.600%, 12/15/22		1,000	998,966
Avnet, Inc.
4.625%, 04/15/26		5,000	4,741,561
Baltimore Gas & Electric Co.
3.350%, 07/01/23		610	602,907
Bank of America Corp.
3.300%, 01/11/23		500	498,981
1.375%, 03/26/25	EUR	750	705,899
3.500%, 04/19/26		4,000	3,734,816
Berkshire Hathaway, Inc.
0.750%, 03/16/23	EUR	600	590,408
Boardwalk Pipelines LP
5.950%, 06/01/26		1,600	1,602,465
Boeing Co.
2.600%, 10/30/25		7,882	7,197,052
Boeing Co.
# 2.800%, 03/01/23		3,300	3,273,207
3.100%, 05/01/26		4,500	4,063,353
2.250%, 06/15/26		154	134,770
Booking Holdings, Inc.
2.750%, 03/15/23		4,500	4,470,871
0.100%, 03/08/25	EUR	1,470	1,344,638
3.650%, 03/15/25		1,697	1,636,417
1.800%, 03/03/27	EUR	2,100	1,904,940

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Brown & Brown, Inc.
# 4.200%, 09/15/24		10,428	$10,151,449
Bunge Ltd. Finance Corp.
1.630%, 08/17/25		400	358,071
Campbell Soup Co.
3.650%, 03/15/23		3,143	3,127,152
Capital One Financial Corp.
3.200%, 01/30/23		6,000	5,972,499
3.200%, 02/05/25		1,900	1,796,236
4.250%, 04/30/25		1,500	1,444,077
# 3.750%, 03/09/27		5,000	4,558,427
Cargill, Inc.
Ω 0.750%, 02/02/26		900	779,813
Caterpillar Financial Services Corp.
2.625%, 03/01/23		500	496,800
Celanese U.S. Holdings LLC
1.400%, 08/05/26		15,673	12,635,945
CenterPoint Energy, Inc.
1.450%, 06/01/26		500	434,707
Chubb INA Holdings, Inc.
0.300%, 12/15/24	EUR	2,350	2,166,007
Cigna Corp.
3.750%, 07/15/23		1,084	1,072,816
1.250%, 03/15/26		11,000	9,601,334
Citigroup, Inc.
3.875%, 10/25/23		530	523,386
3.700%, 01/12/26		2,000	1,880,195
3.400%, 05/01/26		6,000	5,557,954
2.125%, 09/10/26	EUR	800	728,016
3.200%, 10/21/26		4,000	3,642,639
Citizens Bank NA
3.700%, 03/29/23		8,178	8,134,084
CNA Financial Corp.
3.950%, 05/15/24		3,000	2,928,181
CNO Financial Group, Inc.
5.250%, 05/30/25		5,600	5,495,364
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22		1,159	1,160,982
Comcast Corp.
# 3.375%, 08/15/25		15,000	14,339,762
0.000%, 09/14/26	EUR	1,850	1,602,190
Conagra Brands, Inc.
3.200%, 01/25/23		1,083	1,078,073
Constellation Energy Generation LLC
3.250%, 06/01/25		9,272	8,791,347
Cox Communications, Inc.
Ω 3.350%, 09/15/26		3,000	2,752,576
Crown Castle, Inc.
1.050%, 07/15/26		4,000	3,366,401
2.900%, 03/15/27		10,000	8,818,002

125

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Discover Bank
3.450%, 07/27/26		7,000	$6,267,879
Discover Financial Services
3.950%, 11/06/24		3,022	2,912,460
3.750%, 03/04/25		250	236,217
# 4.500%, 01/30/26		3,838	3,598,018
Discovery Communications LLC
3.450%, 03/15/25		200	187,931
4.900%, 03/11/26		4,000	3,795,812
Dominion Energy, Inc.
3.300%, 03/15/25		1,400	1,339,149
Duke Energy Corp.
2.650%, 09/01/26		2,900	2,622,299
DXC Technology Co.
1.800%, 09/15/26		15,069	12,943,054
Eaton Capital UnLtd Co.
0.128%, 03/08/26	EUR	1,800	1,583,091
eBay, Inc.
2.750%, 01/30/23		417	414,746
Edison International
2.950%, 03/15/23		2,998	2,974,354
3.550%, 11/15/24		1,000	958,821
4.950%, 04/15/25		8,017	7,884,331
Elevance Health, Inc.
1.500%, 03/15/26		3,000	2,649,365
Emerson Electric Co.
1.250%, 10/15/25	EUR	800	740,041
Energy Transfer LP
3.450%, 01/15/23		53	52,831
4.050%, 03/15/25		3,241	3,102,799
2.900%, 05/15/25		2,000	1,856,560
4.750%, 01/15/26		10,000	9,582,499
Enterprise Products Operating LLC
# 3.350%, 03/15/23		1,200	1,193,390
# 3.700%, 02/15/26		357	338,459
EOG Resources, Inc.
# 4.150%, 01/15/26		2,723	2,641,388
Equifax, Inc.
# 3.950%, 06/15/23		5,000	4,956,149
2.600%, 12/01/24		5,000	4,721,000
Equinix, Inc.
2.625%, 11/18/24		5,000	4,709,500
1.450%, 05/15/26		8,900	7,649,764
ERAC USA Finance LLC
Ω 3.850%, 11/15/24		1,600	1,542,428
Expedia Group, Inc.
5.000%, 02/15/26		4,800	4,638,370
Exxon Mobil Corp.
3.043%, 03/01/26		2,149	2,023,189
Fidelity & Guaranty Life Holdings, Inc.
Ω 5.500%, 05/01/25		4,000	3,910,045
Fidelity National Information Services, Inc.
1.150%, 03/01/26		1,600	1,377,952

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Fiserv, Inc.
3.200%, 07/01/26		850	$779,874
Flex Ltd.
# 5.000%, 02/15/23		8,000	7,998,747
3.750%, 02/01/26		7,937	7,347,201
Fortune Brands Home & Security, Inc.
4.000%, 06/15/25		1,000	957,641
Franklin Resources, Inc.
2.850%, 03/30/25		1,700	1,616,135
GATX Corp.
3.850%, 03/30/27		850	771,342
General Dynamics Corp.
3.500%, 04/01/27		13,000	12,201,210
General Motors Co.
6.125%, 10/01/25		2,200	2,190,754
General Motors Financial Co., Inc.
3.250%, 01/05/23		500	498,540
2.750%, 06/20/25		6,300	5,796,621
1.250%, 01/08/26		7,290	6,218,847
Gilead Sciences, Inc.
3.650%, 03/01/26		12,700	12,024,586
Global Payments, Inc.
3.750%, 06/01/23		4,480	4,434,179
2.650%, 02/15/25		2,500	2,319,652
1.200%, 03/01/26		700	597,219
2.150%, 01/15/27		5,000	4,267,095
Goldman Sachs Group, Inc.
3.750%, 05/22/25		7,300	6,951,359
3.750%, 02/25/26		1,800	1,691,246
Harley-Davidson Financial Services, Inc.
Ω 3.350%, 02/15/23		500	497,020
Hewlett Packard Enterprise Co.
4.450%, 10/02/23		921	913,664
# 1.750%, 04/01/26		3,300	2,920,783
HP, Inc.
2.200%, 06/17/25		5,500	5,056,389
1.450%, 06/17/26		415	354,505
# 3.000%, 06/17/27		5,000	4,404,053
International Business Machines Corp.
0.875%, 01/31/25	EUR	800	751,386
3.300%, 05/15/26		11,000	10,294,523
1.250%, 01/29/27	EUR	500	452,741
Jabil, Inc.
1.700%, 04/15/26		12,174	10,555,649
4.250%, 05/15/27		5,000	4,636,558
Jefferies Group LLC
6.450%, 06/08/27		5,000	5,029,702
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
# 4.850%, 01/15/27		2,000	1,877,172
JM Smucker Co.
3.500%, 03/15/25		1,000	958,840

126

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
John Deere Capital Corp.
# 2.700%, 01/06/23		2,000	$1,993,166
JPMorgan Chase & Co.
3.300%, 04/01/26		1,500	1,399,765
3.200%, 06/15/26		9,500	8,794,671
Kellogg Co.
3.250%, 04/01/26		545	510,467
Laboratory Corp. of America Holdings
4.000%, 11/01/23		5,000	4,945,609
1.550%, 06/01/26		2,000	1,736,324
Lazard Group LLC
3.750%, 02/13/25		1,000	961,856
3.625%, 03/01/27		6,000	5,486,123
Legg Mason, Inc.
4.750%, 03/15/26		17,000	16,704,624
Lennar Corp.
4.750%, 05/30/25		3,900	3,791,624
Manufacturers & Traders Trust Co.
2.900%, 02/06/25		1,500	1,424,823
Marathon Petroleum Corp.
4.700%, 05/01/25		3,200	3,131,697
5.125%, 12/15/26		1,034	1,015,602
McDonald’s Corp.
3.700%, 01/30/26		1,800	1,726,999
McKesson Corp.
# 2.700%, 12/15/22		2,451	2,444,082
2.850%, 03/15/23		1,220	1,211,479
1.300%, 08/15/26		4,391	3,771,658
Medtronic Global Holdings SCA
0.250%, 07/02/25	EUR	1,250	1,141,984
1.125%, 03/07/27	EUR	1,000	898,744
Merck & Co., Inc.
0.500%, 11/02/24	EUR	300	283,362
0.750%, 02/24/26		4,000	3,506,994
1.875%, 10/15/26	EUR	750	706,156
MetLife, Inc.
5.375%, 12/09/24	GBP	1,300	1,499,528
Micron Technology, Inc.
4.185%, 02/15/27		5,000	4,638,409
Morgan Stanley
3.125%, 01/23/23		5,400	5,381,653
1.750%, 01/30/25	EUR	1,000	946,059
4.000%, 07/23/25		1,000	961,111
6.250%, 08/09/26		6,000	6,086,626
1.375%, 10/27/26	EUR	1,004	894,447
1.875%, 04/27/27	EUR	2,750	2,455,647
Mosaic Co.
3.250%, 11/15/22		1,000	999,341
MPLX LP
4.875%, 12/01/24		1,330	1,305,600
1.750%, 03/01/26		6,900	6,015,722
Mylan, Inc.
4.200%, 11/29/23		200	196,223

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
National Rural Utilities Cooperative Finance Corp.
1.000%, 06/15/26		1,800	$1,558,379
National Securities Clearing Corp.
0.750%, 12/07/25		500	437,783
Nestle Holdings, Inc.
Ω 0.625%, 01/15/26		4,877	4,255,750
NetApp, Inc.
1.875%, 06/22/25		275	248,596
Nucor Corp.
2.000%, 06/01/25		2,000	1,838,869
Omnicom Group, Inc./Omnicom Capital, Inc.
# 3.600%, 04/15/26		2,250	2,112,213
ONEOK, Inc.
5.850%, 01/15/26		12,938	12,866,015
Oracle Corp.
# 2.500%, 04/01/25		5,200	4,858,377
# 2.950%, 05/15/25		1,000	940,154
1.650%, 03/25/26		10,000	8,778,555
Ovintiv Exploration, Inc.
5.375%, 01/01/26		6,174	6,037,033
Paramount Global
4.750%, 05/15/25		3,654	3,568,419
Penske Truck Leasing Co. LP/PTL Finance Corp.
Ω 4.250%, 01/17/23		822	820,488
Ω 4.125%, 08/01/23		700	690,923
Ω 4.000%, 07/15/25		341	323,957
Ω 1.200%, 11/15/25		4,000	3,452,054
Ω 4.450%, 01/29/26		1,572	1,493,411
Philip Morris International, Inc.
2.750%, 03/19/25	EUR	636	613,767
2.750%, 02/25/26		3,736	3,424,696
# 0.875%, 05/01/26		1,000	853,852
Phillips 66 Co.
Ω 2.450%, 12/15/24		403	376,660
PPG Industries, Inc.
1.200%, 03/15/26		5,374	4,654,992
Principal Financial Group, Inc.
3.125%, 05/15/23		890	880,507
Prologis Euro Finance LLC
0.250%, 09/10/27	EUR	200	163,654
Prologis LP
3.000%, 06/02/26	EUR	2,100	1,989,095
Public Storage
0.875%, 02/15/26		1,000	864,877
PulteGroup, Inc.
5.500%, 03/01/26		1,000	981,213
# 5.000%, 01/15/27		1,500	1,440,593
PVH Corp.
4.625%, 07/10/25		4,003	3,818,644

127

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Raytheon Technologies Corp.
# 3.950%, 08/16/25		1,000	$969,860
3.500%, 03/15/27		2,755	2,566,829
Realty Income Corp.
4.125%, 10/15/26		2,000	1,890,405
1.875%, 01/14/27	GBP	1,700	1,649,968
3.000%, 01/15/27		2,500	2,247,308
Reinsurance Group of America, Inc.
# 4.700%, 09/15/23		4,600	4,577,775
Roper Technologies, Inc.
3.800%, 12/15/26		116	108,535
Ross Stores, Inc.
4.600%, 04/15/25		1,000	979,184
Royalty Pharma PLC
1.200%, 09/02/25		5,372	4,738,324
Ryder System, Inc.
3.400%, 03/01/23		1,200	1,193,763
4.625%, 06/01/25		1,000	970,551
4.300%, 06/15/27		3,023	2,831,740
Schlumberger Finance BV
0.000%, 10/15/24	EUR	1,080	1,003,378
1.375%, 10/28/26	EUR	600	550,496
Schlumberger Holdings Corp.
#Ω 4.000%, 12/21/25		10,000	9,621,869
Simon Property Group LP
3.300%, 01/15/26		600	559,500
# 1.375%, 01/15/27		5,000	4,236,625
Sky Ltd.
2.500%, 09/15/26	EUR	1,767	1,680,149
Southwest Airlines Co.
5.250%, 05/04/25		8,152	8,107,386
Southwestern Electric Power Co.
1.650%, 03/15/26		7,381	6,486,800
Spirit Realty LP
3.200%, 01/15/27		15,000	12,990,746
Steel Dynamics, Inc.
2.400%, 06/15/25		100	92,435
Sysco Corp.
3.300%, 07/15/26		5,029	4,647,765
Thermo Fisher Scientific Finance I BV
0.000%, 11/18/25	EUR	580	520,047
Thermo Fisher Scientific, Inc.
0.125%, 03/01/25	EUR	2,250	2,077,363
1.400%, 01/23/26	EUR	800	744,465
Truist Bank
1.500%, 03/10/25		2,000	1,827,689
4.050%, 11/03/25		10,000	9,624,394
UnitedHealth Group, Inc.
1.150%, 05/15/26		500	440,080
Utah Acquisition Sub, Inc.
3.950%, 06/15/26		17,900	16,302,552

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Ventas Realty LP
2.650%, 01/15/25		800	$747,706
3.500%, 02/01/25		3,000	2,848,232
4.125%, 01/15/26		2,000	1,885,443
Verizon Communications, Inc.
# 3.376%, 02/15/25		1,000	965,280
1.450%, 03/20/26		5,800	5,106,997
VF Corp.
2.400%, 04/23/25		6,253	5,811,272
VMware, Inc.
1.400%, 08/15/26		12,325	10,514,563
Vornado Realty LP
2.150%, 06/01/26		11,500	9,493,436
Walgreens Boots Alliance, Inc.
3.450%, 06/01/26		677	633,807
Walt Disney Co.
# 1.750%, 01/13/26		2,638	2,386,276
Walt Disney Co.
7.430%, 10/01/26		7,392	7,975,700
Waste Management, Inc.
2.400%, 05/15/23		200	197,569
Wells Fargo & Co.
1.625%, 06/02/25	EUR	4,000	3,731,109
# 3.550%, 09/29/25		800	757,623
3.000%, 04/22/26		12,563	11,496,945
2.975%, 05/19/26	CAD	1,000	676,742
1.000%, 02/02/27	EUR	2,650	2,277,252
Western Union Co.
1.350%, 03/15/26		11,347	9,714,152
Whirlpool Corp.
3.700%, 03/01/23		2,170	2,155,257
Williams Cos., Inc.
4.000%, 09/15/25		1,615	1,548,972
Williams Cos., Inc.
3.900%, 01/15/25		2,277	2,197,364
Zimmer Biomet Holdings, Inc.
# 3.050%, 01/15/26		2,000	1,855,926
Zoetis, Inc.
3.250%, 02/01/23		2,476	2,464,462

TOTAL UNITED STATES			830,499,767

TOTAL BONDS			1,793,321,186

U.S. TREASURY OBLIGATIONS — (10.4%)
U.S. Treasury Notes
0.125%, 12/15/23		20,000	19,024,219
0.750%, 12/31/23		25,000	23,897,461
0.250%, 03/15/24		10,000	9,420,312
0.250%, 05/15/24		15,000	14,028,516
0.250%, 06/15/24		35,000	32,625,195
0.625%, 10/15/24		13,000	12,065,117
0.750%, 11/15/24		7,000	6,489,766
1.125%, 01/15/25		7,000	6,507,539
1.500%, 02/15/25		5,000	4,675,195

128

DFA SHORT-DURATION REAL RETURN PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
1.750%, 03/15/25	16,000	$15,030,625
0.250%, 06/30/25	75,000	67,277,344
0.250%, 08/31/25	4,000	3,557,969
0.250%, 10/31/25	2,000	1,767,422

TOTAL U.S. TREASURY OBLIGATIONS		216,366,680

TOTAL INVESTMENT SECURITIES (Cost $2,215,748,743)		2,009,687,866

	Shares	Value†

SECURITIES LENDING COLLATERAL — (3.4%)
@§ The DFA Short Term Investment Fund	6,087,546	$70,378,122

TOTAL INVESTMENTS — (100.0%) (Cost $2,286,155,769)		$2,080,065,988

As of October 31, 2022, DFA Short-Duration Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	919,418	SEK	9,816,122	Societe Generale	11/16/22	$29,575
USD	1,456,316	EUR	1,454,816	Citibank, N.A.	11/23/22	16,464
USD	3,840,479	EUR	3,830,907	HSBC Bank	11/23/22	48,975
USD	1,825,968	EUR	1,820,754	Morgan Stanley and Co. International	11/23/22	23,941
USD	38,337,765	EUR	38,144,071	State Street Bank and Trust	11/23/22	586,027
USD	17,460,889	CAD	22,991,243	HSBC Bank	11/30/22	582,079
NOK	89,333,097	USD	8,339,204	Bank of New York Mellon	12/21/22	268,393
NOK	4,063,466	USD	384,602	Citibank, N.A.	12/21/22	6,929
NOK	6,131,097	USD	578,044	HSBC Bank	12/21/22	12,712
NOK	11,285,201	USD	1,073,560	Morgan Stanley and Co. International	12/21/22	13,814
USD	57,137,424	NOK	589,209,050	Societe Generale	12/21/22	364,799
USD	1,365,372	EUR	1,365,349	Barclays Capital	12/28/22	9,575
AUD	33,132,318	USD	20,970,099	Citibank, N.A.	12/28/22	262,454
USD	744,992	GBP	640,637	Societe Generale	12/28/22	8,813
USD	108,013,775	AUD	166,429,214	State Street Bank and Trust	12/28/22	1,359,087
USD	4,305,907	EUR	4,313,113	Bank of New York Mellon	12/29/22	22,527
USD	21,740,642	AUD	33,843,106	Citibank, N.A.	01/06/23	45,258
USD	884,159	GBP	764,990	HSBC Bank	01/17/23	4,509
USD	782,684	EUR	780,014	HSBC Bank	01/25/23	6,406
USD	7,760,696	EUR	7,715,742	State Street Bank and Trust	01/25/23	81,905

Total Appreciation						$3,754,242
NOK	26,179,923	USD	2,553,566	Barclays Capital	12/21/22	$(31,027)
NOK	25,619,517	USD	2,472,875	Citibank, N.A.	12/21/22	(4,333)
USD	1,588,524	EUR	1,622,276	HSBC Bank	12/27/22	(22,237)
USD	42,287,832	EUR	43,841,646	State Street Bank and Trust	12/27/22	(1,242,620)
USD	7,611,316	EUR	7,665,171	Bank of New York Mellon	12/28/22	(230)
AUD	14,124,015	USD	9,163,818	Citibank, N.A.	12/28/22	(112,568)
AUD	7,434,999	USD	4,789,877	State Street Bank and Trust	12/28/22	(25,224)
USD	12,111,565	EUR	12,351,960	Bank of New York Mellon	12/29/22	(155,244)
USD	16,461,904	EUR	16,748,976	HSBC Bank	12/29/22	(171,611)
USD	44,293,979	EUR	44,615,658	State Street Bank and Trust	01/05/23	(43,382)
USD	17,894,192	NZD	31,736,351	Morgan Stanley and Co. International	01/06/23	(575,271)
USD	4,077,863	CAD	5,582,951	HSBC Bank	01/17/23	(24,449)

129

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CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	23,625,939	GBP	20,785,939	State Street Bank and Trust	01/17/23	$(275,469)

Total (Depreciation)						$(2,683,665)

Total Appreciation (Depreciation)						$1,070,577

As of October 31, 2022, DFA Short-Duration Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty*	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	3.243%	Fixed	CPI	Maturity	USD 26,000,000	01/14/25	—	—	$892,625	$892,625
Bank of America Corp.	3.175%	Fixed	CPI	Maturity	USD 37,000,000	05/27/27	—	—	182,284	182,284
Bank of America Corp.	3.070%	Fixed	CPI	Maturity	USD 18,000,000	01/25/25	—	—	670,622	670,622
Bank of America Corp.	2.933%	Fixed	CPI	Maturity	USD 48,000,000	08/17/23	—	—	3,060,499	3,060,499
Bank of America Corp.	2.905%	Fixed	CPI	Maturity	USD 21,000,000	10/08/24	—	—	1,174,758	1,174,758
Bank of America Corp.	2.889%	Fixed	CPI	Maturity	USD 20,000,000	08/04/24	—	—	1,343,517	1,343,517
Bank of America Corp.	2.820%	Fixed	CPI	Maturity	USD 44,000,000	09/03/24	—	—	2,722,709	2,722,709
Bank of America Corp.	2.736%	Fixed	CPI	Maturity	USD 54,000,000	07/29/26	—	—	3,901,645	3,901,645
Bank of America Corp.	2.712%	Fixed	CPI	Maturity	USD 25,000,000	06/07/26	—	—	2,064,165	2,064,165
Bank of America Corp.	2.699%	Fixed	CPI	Maturity	USD 24,000,000	07/27/26	—	—	1,785,427	1,785,427
Bank of America Corp.	2.608%	Fixed	CPI	Maturity	USD 44,000,000	06/17/26	—	—	3,770,946	3,770,946
Bank of America Corp.	2.602%	Fixed	CPI	Maturity	USD 60,000,000	07/09/26	—	—	4,929,275	4,929,275
Bank of America Corp.	2.581%	Fixed	CPI	Maturity	USD 31,000,000	04/16/26	—	—	2,888,267	2,888,267
Bank of America Corp.	2.580%	Fixed	CPI	Maturity	USD 29,000,000	06/15/26	—	—	2,533,972	2,533,972
Bank of America Corp.	2.495%	Fixed	CPI	Maturity	USD 43,000,000	03/16/26	—	—	4,230,346	4,230,346
Bank of America Corp.	2.340%	Fixed	CPI	Maturity	USD 21,000,000	09/26/23	—	—	1,790,679	1,790,679
Bank of America Corp.	2.208%	Fixed	CPI	Maturity	USD 26,000,000	02/01/23	—	—	2,403,975	2,403,975
Bank of America Corp.	1.310%	Fixed	CPI	Maturity	USD 38,000,000	06/24/24	—	—	5,662,129	5,662,129
Citibank, N.A.	5.640%	Fixed	CPI	Maturity	USD 40,000,000	03/15/23	—	—	457,166	457,166
Citibank, N.A.	4.010%	Fixed	CPI	Maturity	USD 35,000,000	11/18/23	—	—	1,213,236	1,213,236
Citibank, N.A.	3.859%	Fixed	CPI	Maturity	USD 39,000,000	03/09/25	—	—	354,838	354,838
Citibank, N.A.	3.774%	Fixed	CPI	Maturity	USD 22,000,000	03/04/25	—	—	266,630	266,630
Citibank, N.A.	3.726%	Fixed	CPI	Maturity	USD 33,000,000	02/24/24	—	—	766,654	766,654
Citibank, N.A.	3.590%	Fixed	CPI	Maturity	USD 28,000,000	10/29/23	—	—	1,213,603	1,213,603
Citibank, N.A.	3.546%	Fixed	CPI	Maturity	USD 30,000,000	11/01/23	—	—	1,324,162	1,324,162

130

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CONTINUED

Counterparty*	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Citibank, N.A.	3.361%	Fixed	CPI	Maturity	USD	48,000,000	01/18/24	—	—	$1,706,943	$1,706,943
Citibank, N.A.	3.299%	Fixed	CPI	Maturity	USD	21,000,000	02/01/24	—	—	720,719	720,719
Citibank, N.A.	3.255%	Fixed	CPI	Maturity	USD	57,000,000	10/19/23	—	—	2,852,676	2,852,676
Citibank, N.A.	3.125%	Fixed	CPI	Maturity	USD	42,000,000	01/31/25	—	—	1,455,606	1,455,606
Citibank, N.A.	2.965%	Fixed	CPI	Maturity	USD	20,000,000	09/01/23	—	—	1,196,294	1,196,294
Citibank, N.A.	2.539%	Fixed	CPI	Maturity	USD	30,000,000	04/07/26	—	—	2,869,147	2,869,147
Citibank, N.A.	2.196%	Fixed	CPI	Maturity	USD	24,000,000	05/31/23	—	—	2,206,504	2,206,504
Citibank, N.A.	1.998%	Fixed	CPI	Maturity	USD	23,000,000	12/10/23	—	—	2,404,418	2,404,418
Citibank, N.A.	1.303%	Fixed	CPI	Maturity	USD	25,000,000	06/22/25	—	—	4,026,809	4,026,809
Deutsche Bank AG	3.345%	Fixed	CPI	Maturity	USD	30,000,000	11/01/24	—	—	1,293,565	1,293,565
Deutsche Bank AG	3.318%	Fixed	CPI	Maturity	USD	25,000,000	11/29/25	—	—	937,031	937,031
Deutsche Bank AG	3.280%	Fixed	CPI	Maturity	USD	20,000,000	01/05/25	—	—	697,608	697,608
Deutsche Bank AG	3.275%	Fixed	CPI	Maturity	USD	43,000,000	11/08/24	—	—	1,931,258	1,931,258
Deutsche Bank AG	3.223%	Fixed	CPI	Maturity	USD	20,000,000	12/01/25	—	—	820,076	820,076
Deutsche Bank AG	2.902%	Fixed	CPI	Maturity	USD	35,000,000	07/12/27	—	—	405,039	405,039
Deutsche Bank AG	2.860%	Fixed	CPI	Maturity	USD	30,000,000	09/24/23	—	—	1,770,409	1,770,409
Deutsche Bank AG	2.748%	Fixed	CPI	Maturity	USD	25,000,000	05/17/26	—	—	2,083,324	2,083,324
Deutsche Bank AG	2.735%	Fixed	CPI	Maturity	USD	31,000,000	05/27/26	—	—	2,571,288	2,571,288
Deutsche Bank AG	2.710%	Fixed	CPI	Maturity	USD	27,000,000	05/25/26	—	—	2,280,667	2,280,667
Deutsche Bank AG	2.698%	Fixed	CPI	Maturity	USD	32,000,000	06/08/26	—	—	2,655,010	2,655,010
Deutsche Bank AG	2.695%	Fixed	CPI	Maturity	USD	32,000,000	09/24/25	—	—	2,026,106	2,026,106
Deutsche Bank AG	2.623%	Fixed	CPI	Maturity	USD	40,000,000	07/14/26	—	—	3,212,049	3,212,049
Deutsche Bank AG	2.588%	Fixed	CPI	Maturity	USD	40,000,000	06/24/26	—	—	3,419,495	3,419,495
Deutsche Bank AG	2.423%	Fixed	CPI	Maturity	USD	45,000,000	03/08/26	—	—	4,598,208	4,598,208
Deutsche Bank AG	2.420%	Fixed	CPI	Maturity	USD	20,000,000	03/05/26	—	—	2,045,237	2,045,237
Deutsche Bank AG	2.325%	Fixed	CPI	Maturity	USD	42,000,000	03/02/26	—	—	4,488,744	4,488,744
Deutsche Bank AG	1.540%	Fixed	CPI	Maturity	USD	20,000,000	07/15/25	—	—	3,089,337	3,089,337
Deutsche Bank AG	1.518%	Fixed	CPI	Maturity	USD	34,000,000	07/20/24	—	—	4,947,650	4,947,650
Intercontinental Exchange, Inc.	2.970%	Fixed	CPI	Maturity	USD	32,000,000	10/28/25	—	—	22,259	22,259
Morgan Stanley and Co. International	3.665%	Fixed	CPI	Maturity	USD	42,000,000	02/22/24	—	—	1,036,065	1,036,065

Total Appreciation										$117,373,670	$117,373,670
Bank of America Corp.	3.645%	Fixed	CPI	Maturity	USD	24,000,000	03/28/27	—	—	(119,217)	(119,217)
Bank of America Corp.	3.390%	Fixed	CPI	Maturity	USD	40,000,000	06/08/27	—	—	(283,599)	(283,599)
Bank of America Corp.	2.878%	Fixed	CPI	Maturity	USD	34,000,000	09/15/27	—	—	(95,142)	(95,142)

131

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CONTINUED

Counterparty*	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Citibank, N.A	3.849%	Fixed	CPI	Maturity	USD	40,000,000	03/15/26	—	—	$(82,198)$	(82,198)
Deutsche Bank AG	3.959%	Fixed	CPI	Maturity	USD	30,000,000	05/04/25	—	—	(72,300)	(72,300)
Deutsche Bank AG	3.488%	Fixed	CPI	Maturity	USD	59,000,000	04/22/27	—	—	(91,285)	(91,285)
Deutsche Bank AG	3.407%	Fixed	CPI	Maturity	USD	35,000,000	06/13/27	—	—	(282,458)	(282,458)

Total (Depreciation)										$(1,026,199)	$(1,026,199)

Total Appreciation (Depreciation)										$116,347,471	$116,347,471

*	As of October 31, 2022, the counterparties had deposited in segregated accounts securities with a value of $46,314,820 in connection with open inflation swap contracts.

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$100,491,564	—	$100,491,564
Austria	—	2,041,736	—	2,041,736
Belgium	—	4,573,366	—	4,573,366
Canada	—	129,465,139	—	129,465,139
Denmark	—	1,854,265	—	1,854,265
Finland	—	8,259,200	—	8,259,200
France	—	84,162,961	—	84,162,961
Germany	—	83,956,263	—	83,956,263
Ireland	—	14,590,389	—	14,590,389
Italy	—	17,026,560	—	17,026,560
Japan	—	126,163,695	—	126,163,695
Luxembourg	—	2,480,193	—	2,480,193
Netherlands	—	18,669,550	—	18,669,550
New Zealand	—	17,010,487	—	17,010,487
Norway	—	31,323,798	—	31,323,798
Spain	—	35,560,407	—	35,560,407
Supranational Organization Obligations	—	118,622,841	—	118,622,841
Sweden	—	32,986,906	—	32,986,906
Switzerland	—	21,406,326	—	21,406,326
United Kingdom	—	112,175,773	—	112,175,773
United States	—	830,499,767	—	830,499,767
U.S. Treasury Obligations	—	216,366,680	—	216,366,680
Securities Lending Collateral	—	70,378,122	—	70,378,122
Forward Currency Contracts**	—	1,070,577	—	1,070,577
Swap Agreements**	—	116,347,471	—	116,347,471

TOTAL	—	$2,197,484,036	—	$2,197,484,036

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

132

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SCHEDULE OF INVESTMENTS

October 31, 2022

		Face Amount^	Value†
		(000)
AGENCY OBLIGATIONS — (11.2%)
Federal National Mortgage Association
2.000%, 11/01/37 TBA		6,725	$5,888,637
2.500%, 11/01/37 TBA		4,784	4,309,798
2.000%, 11/01/52 TBA		2,815	2,217,692
2.500%, 11/01/52 TBA		4,130	3,379,530
3.000%, 11/01/52 TBA		6,220	5,285,542
Government National Mortgage Association
2.500%, 11/01/52 TBA		4,092	3,466,720
3.000%, 11/01/52 TBA		2,816	2,451,020

TOTAL AGENCY OBLIGATIONS			26,998,939

BONDS — (87.1%)
AUSTRALIA — (6.2%)
ANZ New Zealand International Ltd.
0.375%, 09/17/29	EUR	255	194,916
APA Infrastructure Ltd.
0.750%, 03/15/29	EUR	1,500	1,158,823
ASB Finance Ltd.
0.500%, 09/24/29	EUR	300	229,466
Australia Government Bond
1.000%, 11/21/31	AUD	650	328,993
FMG Resources August 2006 Pty Ltd.
Ω 4.500%, 09/15/27		1,150	1,029,020
Ω 4.375%, 04/01/31		200	158,960
Glencore Funding LLC
Ω 2.850%, 04/27/31		500	387,053
Macquarie Group Ltd.
0.350%, 03/03/28	EUR	500	392,271
New South Wales Treasury Corp.
2.000%, 03/20/31	AUD	900	479,337
1.500%, 02/20/32	AUD	5,860	2,892,920
Queensland Treasury Corp.
Ω 1.500%, 08/20/32	AUD	1,700	830,418
South Australian Government Financing Authority
1.750%, 05/24/32	AUD	1,200	601,790
Telstra Corp. Ltd.
1.375%, 03/26/29	EUR	2,000	1,735,940
Treasury Corp. of Victoria
4.250%, 12/20/32	AUD	900	560,970
2.250%, 09/15/33	AUD	500	254,720
2.250%, 11/20/34	AUD	4,090	2,015,621
Westpac Securities NZ Ltd.
0.100%, 07/13/27	EUR	1,880	1,541,024

TOTAL AUSTRALIA			14,792,242

		Face Amount^	Value†
		(000)
BELGIUM — (0.5%)
Anheuser-Busch InBev SA/NV
2.000%, 03/17/28	EUR	470	$430,860
Solvay SA
0.500%, 09/06/29	EUR	1,200	885,499

TOTAL BELGIUM			1,316,359

CANADA — (7.3%)
Bank of Nova Scotia
2.450%, 02/02/32		200	149,781
Brookfield Finance, Inc.
4.850%, 03/29/29		600	554,114
Canadian Imperial Bank of Commerce
3.600%, 04/07/32		300	247,640
Canadian Natural Resources Ltd.
2.950%, 07/15/30		500	410,210
CI Financial Corp.
3.200%, 12/17/30		1,500	1,085,215
CPPIB Capital, Inc.
1.125%, 12/14/29	GBP	2,350	2,161,804
Fairfax Financial Holdings Ltd.
4.625%, 04/29/30		500	439,593
Ontario Teachers’ Finance Trust
0.050%, 11/25/30	EUR	1,600	1,220,164
1.850%, 05/03/32	EUR	1,800	1,548,876
Province of Alberta Canada
3.600%, 04/11/28	AUD	500	298,730
2.050%, 06/01/30	CAD	3,000	1,927,148
1.650%, 06/01/31	CAD	2,400	1,461,986
Province of Manitoba Canada
2.050%, 06/02/31	CAD	1,790	1,123,968
Province of Nova Scotia Canada
2.000%, 09/01/30	CAD	1,250	794,087
Province of Quebec Canada
1.900%, 09/01/30	CAD	700	443,055
Province of Saskatchewan Canada
2.200%, 06/02/30	CAD	3,000	1,946,306
Royal Bank of Canada
2.125%, 04/26/29	EUR	500	435,259
Toronto-Dominion Bank
3.129%, 08/03/32	EUR	500	445,309
Toronto-Dominion Bank
1.952%, 04/08/30	EUR	880	739,891
TransCanada PipeLines Ltd.
4.625%, 03/01/34		200	174,671

TOTAL CANADA			17,607,807

133

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CONTINUED

		Face Amount^	Value†
		(000)
DENMARK — (0.9%)
Denmark Government Bond
0.000%, 11/15/31	DKK	15,000	$1,585,652
DSV Finance BV
1.375%, 03/16/30	EUR	700	574,269

TOTAL DENMARK			2,159,921

FINLAND — (1.1%)
Nokia Oyj
4.375%, 06/12/27		900	827,667
OP Corporate Bank PLC
0.100%, 11/16/27	EUR	2,100	1,720,452

TOTAL FINLAND			2,548,119

FRANCE — (5.8%)
Airbus SE
1.625%, 06/09/30	EUR	2,000	1,716,238
Banque Federative du Credit Mutuel SA
0.250%, 07/19/28	EUR	500	390,293
1.250%, 06/03/30	EUR	1,300	1,018,838
0.625%, 02/21/31	EUR	600	435,104
1.125%, 01/19/32	EUR	400	296,820
BNP Paribas SA
1.375%, 05/28/29	EUR	500	402,954
1.250%, 07/13/31	GBP	400	315,053
BPCE SA
Ω 2.700%, 10/01/29		1,500	1,214,820
0.250%, 01/14/31	EUR	1,200	868,587
Electricite de France SA
6.125%, 06/02/34	GBP	300	341,360
JCDecaux SE
1.625%, 02/07/30	EUR	1,200	904,770
La Poste SA
1.375%, 04/21/32	EUR	1,100	889,475
Societe Generale SA
0.750%, 01/25/27	EUR	500	421,580
0.875%, 09/24/29	EUR	1,000	762,286
Societe Nationale SNCF SA
1.500%, 02/02/29	EUR	900	817,380
TotalEnergies Capital Canada Ltd.
2.125%, 09/18/29	EUR	200	180,553
TotalEnergies Capital International SA
1.405%, 09/03/31	GBP	1,000	866,558
Vinci SA
2.750%, 09/15/34	GBP	700	633,798
WEA Finance LLC
Ω 3.500%, 06/15/29		1,800	1,441,570

TOTAL FRANCE			13,918,037

		Face Amount^	Value†
		(000)
GERMANY — (2.6%)
BASF SE
3.750%, 06/29/32	EUR	500	$475,269
Bayer Capital Corp. BV
2.125%, 12/15/29	EUR	500	424,805
Deutsche Bank AG
1.750%, 01/17/28	EUR	400	321,790
Deutsche Telekom AG
3.125%, 02/06/34	GBP	320	305,691
E.ON International Finance BV
6.375%, 06/07/32	GBP	250	296,680
Fresenius Medical Care U.S. Finance III, Inc.
Ω 2.375%, 02/16/31		750	522,584
Grand City Properties SA
0.125%, 01/11/28	EUR	900	613,995
Mercedes-Benz International Finance BV
0.625%, 05/06/27	EUR	500	442,122
Volkswagen Financial Services AG
0.375%, 02/12/30	EUR	900	669,477
Vonovia SE
2.375%, 03/25/32	EUR	800	615,608
Wintershall Dea Finance BV
1.332%, 09/25/28	EUR	1,000	809,710
1.823%, 09/25/31	EUR	1,000	732,056

TOTAL GERMANY			6,229,787

HONG KONG — (0.7%)
Prudential PLC
3.125%, 04/14/30		1,000	820,039
3.625%, 03/24/32		1,000	819,976

TOTAL HONG KONG			1,640,015

ITALY — (2.1%)
Eni SpA
3.625%, 01/29/29	EUR	200	190,218
0.625%, 01/23/30	EUR	1,000	767,026
Holding d’Infrastructures de Transport SASU
1.625%, 09/18/29	EUR	1,100	875,515
Intesa Sanpaolo SpA
2.500%, 01/15/30	GBP	400	341,928
Snam SpA
0.000%, 12/07/28	EUR	2,000	1,499,234
UniCredit SpA
1.800%, 01/20/30	EUR	800	616,963
1.625%, 01/18/32	EUR	1,000	715,604

TOTAL ITALY			5,006,488

134

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
JAPAN — (4.2%)
7-Eleven, Inc.
Ω 1.800%, 02/10/31		300	$221,403
Aircastle Ltd.
Ω 2.850%, 01/26/28		400	301,892
American Honda Finance Corp.
0.300%, 07/07/28	EUR	370	302,600
Japan Government Twenty Year Bond
2.100%, 09/20/28	JPY	106,000	795,205
1.500%, 03/20/34	JPY	70,000	524,537
1.200%, 09/20/35	JPY	104,000	753,273
Mitsubishi UFJ Financial Group, Inc.
3.195%, 07/18/29		1,000	837,938
3.556%, 06/15/32	EUR	1,480	1,345,194
Mizuho Financial Group, Inc.
0.402%, 09/06/29	EUR	1,700	1,270,176
0.693%, 10/07/30	EUR	600	442,341
2.096%, 04/08/32	EUR	400	320,379
Nissan Motor Co. Ltd.
Ω 4.810%, 09/17/30		1,450	1,158,119
Nomura Holdings, Inc.
2.172%, 07/14/28		300	237,418
NTT Finance Corp.
0.342%, 03/03/30	EUR	138	108,157
Sumitomo Mitsui Financial Group, Inc.
2.724%, 09/27/29		1,000	802,732
2.222%, 09/17/31		1,000	732,069

TOTAL JAPAN			10,153,433

LUXEMBOURG — (0.2%)
Prologis International Funding II SA
3.125%, 06/01/31	EUR	700	604,197

NETHERLANDS — (1.4%)
Cooperatieve Rabobank UA
4.550%, 08/30/29	GBP	700	764,548
CTP NV
1.250%, 06/21/29	EUR	260	153,866
ING Groep NV
2.000%, 09/20/28	EUR	500	431,783
Nederlandse Waterschapsbank NV
3.300%, 05/02/29	AUD	500	291,861
TenneT Holding BV
2.125%, 11/17/29	EUR	1,000	888,668
2.375%, 05/17/33	EUR	1,000	848,294

TOTAL NETHERLANDS			3,379,020

		Face Amount^	Value†
		(000)
NEW ZEALAND — (0.4%)
New Zealand Government Bond
3.500%, 04/14/33	NZD	1,650	$904,332

NORWAY — (0.1%)
Aker BP ASA
Ω 4.000%, 01/15/31		300	254,378

SPAIN — (1.0%)
Merlin Properties Socimi SA
2.375%, 09/18/29	EUR	900	717,499
SP Transmission PLC
2.000%, 11/13/31	GBP	435	381,519
Spain Government Bond
Ω 2.550%, 10/31/32	EUR	1,300	1,210,424

TOTAL SPAIN			2,309,442

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (2.4%)
Asian Development Bank
2.350%, 06/21/27	JPY	420,000	3,099,314
Inter-American Development Bank
1.000%, 08/04/28	AUD	2,000	1,040,196
International Bank for Reconstruction & Development
1.100%, 11/18/30	AUD	1,000	478,315
International Finance Corp.
3.150%, 06/26/29	AUD	300	174,745
1.500%, 04/15/35	AUD	2,500	1,058,454

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			5,851,024

SWEDEN — (0.1%)
Skandinaviska Enskilda Banken AB
0.625%, 11/12/29	EUR	200	154,871
Svenska Handelsbanken AB
1.375%, 02/23/29	EUR	140	116,695

TOTAL SWEDEN			271,566

SWITZERLAND — (1.2%)
Credit Suisse Group AG
4.550%, 04/17/26		700	614,030
UBS AG
0.500%, 03/31/31	EUR	500	373,308
UBS Group AG
0.875%, 11/03/31	EUR	2,270	1,650,153
0.625%, 02/24/33	EUR	200	136,734

TOTAL SWITZERLAND			2,774,225

135

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED KINGDOM — (4.7%)
Ashtead Capital, Inc.
Ω 2.450%, 08/12/31		200	$143,448
Barclays PLC
3.250%, 01/17/33	GBP	600	522,202
BAT International Finance PLC
2.250%, 06/26/28	GBP	400	354,660
2.250%, 01/16/30	EUR	500	382,375
BAT Netherlands Finance BV
3.125%, 04/07/28	EUR	100	87,901
BP Capital Markets PLC
1.231%, 05/08/31	EUR	2,300	1,823,075
2.822%, 04/07/32	EUR	300	267,912
British Telecommunications PLC
3.125%, 11/21/31	GBP	560	517,086
Centrica PLC
4.375%, 03/13/29	GBP	400	411,609
CK Hutchison Europe Finance 21 Ltd.
0.750%, 11/02/29	EUR	1,000	768,522
CNH Industrial Finance Europe SA
1.750%, 03/25/27	EUR	500	452,735
Diageo Finance PLC
2.500%, 03/27/32	EUR	400	360,798
Experian Finance PLC
Ω 2.750%, 03/08/30		602	482,188
HSBC Holdings PLC
2.625%, 08/16/28	GBP	400	376,969
Lloyds Banking Group PLC
4.550%, 08/16/28		300	267,687
London Stock Exchange Group PLC
1.750%, 09/19/29	EUR	1,200	1,014,312
National Grid Electricity Distribution West Midlands PLC
5.750%, 04/16/32	GBP	300	342,133
National Grid Gas PLC
1.125%, 01/14/33	GBP	656	476,471
Nationwide Building Society
0.250%, 09/14/28	EUR	1,000	783,954
Southern Gas Networks PLC
1.250%, 12/02/31	GBP	1,250	997,308
Vodafone Group PLC
1.625%, 11/24/30	EUR	470	397,064
6.150%, 02/27/37		200	188,289

TOTAL UNITED KINGDOM			11,418,698

UNITED STATES — (44.2%)
AbbVie, Inc.
2.625%, 11/15/28	EUR	450	419,120
Advance Auto Parts, Inc.
3.900%, 04/15/30		150	126,845

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
3.500%, 03/15/32		270	$212,828
AECOM
5.125%, 03/15/27		750	710,077
Allstate Corp.
5.950%, 04/01/36		1,400	1,413,709
Ally Financial, Inc.
8.000%, 11/01/31		300	307,683
Altria Group, Inc.
3.400%, 05/06/30		200	162,056
American Tower Corp.
1.000%, 01/15/32	EUR	500	347,222
American Water Capital Corp.
3.450%, 06/01/29		600	530,509
Amgen, Inc.
4.000%, 09/13/29	GBP	356	379,385
Aon Corp.
2.800%, 05/15/30		2,000	1,639,057
Apple, Inc.
3.200%, 05/11/27		1,375	1,287,691
Ares Capital Corp.
3.200%, 11/15/31		800	560,072
Arrow Electronics, Inc.
3.875%, 01/12/28		1,000	889,591
Ashland LLC
Ω 3.375%, 09/01/31		400	312,952
Assurant, Inc.
2.650%, 01/15/32		1,000	719,529
Assured Guaranty U.S. Holdings, Inc.
3.150%, 06/15/31		1,000	794,859
AT&T, Inc.
4.350%, 03/01/29		100	92,950
Atmos Energy Corp.
1.500%, 01/15/31		150	111,857
AutoNation, Inc.
2.400%, 08/01/31		1,500	1,038,713
3.850%, 03/01/32		500	389,225
Bath & Body Works, Inc.
5.250%, 02/01/28		600	530,700
Berkshire Hathaway, Inc.
0.437%, 04/15/31	JPY	310,000	1,961,119
0.472%, 01/23/32	JPY	200,000	1,259,872
Biogen, Inc.
2.250%, 05/01/30		567	445,902
Black Hills Corp.
2.500%, 06/15/30		800	621,279
Block, Inc.
# 3500%, 06/01/31		1,500	1,207,500
Boardwalk Pipelines LP
3.600%, 09/01/32		100	79,264
Boeing Co.
3.200%, 03/01/29		200	166,630
Boston Scientific Corp.
0.625%, 12/01/27	EUR	800	682,581

136

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Brixmor Operating Partnership LP
4.050%, 07/01/30		300	$248,863
Broadcom, Inc.
Ω 3.187%, 11/15/36		150	102,310
Broadstone Net Lease LLC
2.600%, 09/15/31		1,904	1,373,134
Capital One Financial Corp.
1.650%, 06/12/29	EUR	1,173	908,163
Celanese U.S. Holdings LLC
0.625%, 09/10/28	EUR	1,000	674,125
Centene Corp.
3.000%, 10/15/30		800	644,000
Chevron Corp.
2.236%, 05/11/30		600	497,486
Chevron USA, Inc.
3.250%, 10/15/29		1,100	986,126
Chubb INA Holdings, Inc.
0.875%, 12/15/29	EUR	1,000	780,870
1.400%, 06/15/31	EUR	700	545,099
Cigna Corp.
4.375%, 10/15/28		100	94,132
Citigroup, Inc.
1.625%, 03/21/28	EUR	1,000	868,889
Clorox Co.
1.800%, 05/15/30		300	230,013
Comcast Corp.
0.250%, 09/14/29	EUR	300	238,360
5.500%, 11/23/29	GBP	350	406,833
Conagra Brands, Inc.
5.300%, 11/01/38		200	174,435
ConocoPhillips
6.500%, 02/01/39		300	321,239
Continental Resources, Inc.
4.375%, 01/15/28		1,000	896,620
Cox Communications, Inc.
Ω 3.500%, 08/15/27		650	589,485
Crown Castle, Inc.
3.800%, 02/15/28		600	540,864
Dentsply Sirona, Inc.
3.250%, 06/01/30		650	507,273
DH Europe Finance II Sarl
0.750%, 09/18/31	EUR	400	307,863
Dick’s Sporting Goods, Inc.
3.150%, 01/15/32		500	379,521
Digital Dutch Finco BV
1.000%, 01/15/32	EUR	1,000	660,758
Discover Bank
4.650%, 09/13/28		200	178,440
Discovery Communications LLC
1.900%, 03/19/27	EUR	900	762,363
Dow Chemical Co.
1.125%, 03/15/32	EUR	267	187,284

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
DPL, Inc.
4.350%, 04/15/29		1,500	$1,282,500
Duquesne Light Holdings, Inc.
Ω 2.775%, 01/07/32		1,000	749,831
DXC Technology Co.
2.375%, 09/15/28		400	329,159
Edison International
4.125%, 03/15/28		650	578,084
Elevance Health, Inc.
2.875%, 09/15/29		650	552,025
Energy Transfer LP
3.750%, 05/15/30		350	297,498
EnerSys
Ω 4.375%, 12/15/27		1,000	877,500
EPR Properties
4.950%, 04/15/28		500	410,576
3.750%, 08/15/29		1,200	882,344
Equinix, Inc.
2.150%, 07/15/30		300	228,375
ERP Operating LP
4.150%, 12/01/28		600	546,149
Expedia Group, Inc.
3.250%, 02/15/30		650	523,846
Fidelity National Information Services, Inc.
1.500%, 05/21/27	EUR	500	443,851
First American Financial Corp.
2.400%, 08/15/31		300	209,176
FirstEnergy Corp.
2.650%, 03/01/30		600	485,052
Five Corners Funding Trust II
Ω 2.850%, 05/15/30		500	406,788
Flowserve Corp.
2.800%, 01/15/32		2,000	1,433,320
Fluor Corp.
# 4.250%, 09/15/28		600	523,026
Ford Motor Credit Co. LLC
4.134%, 08/04/25		350	325,430
2.900%, 02/16/28		250	202,946
Fox Corp.
4.709%, 01/25/29		300	279,245
GATX Corp.
4.700%, 04/01/29		200	184,064
3.500%, 06/01/32		500	397,196
General Motors Financial Co., Inc.
5.650%, 01/17/29		600	566,068
Global Payments, Inc.
3.200%, 08/15/29		250	207,798
GLP Capital LP/GLP Financing II, Inc.
5.750%, 06/01/28		200	185,531
4.000%, 01/15/30		200	164,934

137

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Goldman Sachs Group, Inc.
3.125%, 07/25/29	GBP	400	$383,415
1.875%, 12/16/30	GBP	331	282,070
Graphic Packaging International LLC
Ω 4.750%, 07/15/27		500	460,232
HAT Holdings I LLC / HAT Holdings II LLC
Ω 3.750%, 09/15/30		600	414,000
HCA, Inc.
7.500%, 11/06/33		117	116,896
Honeywell International, Inc.
2.250%, 02/22/28	EUR	450	411,373
Howmet Aerospace, Inc.
6.875%, 05/01/25		10	10,222
3.000%, 01/15/29		500	416,190
HP, Inc.
2.650%, 06/17/31		200	146,548
4.200%, 04/15/32		172	140,854
Humana, Inc.
3.125%, 08/15/29		150	128,112
Huntsman International LLC
2.950%, 06/15/31		1,000	747,390
Hyatt Hotels Corp.
4.375%, 09/15/28		1,000	892,323
Illinois Tool Works, Inc.
2.125%, 05/22/30	EUR	100	86,769
1.000%, 06/05/31	EUR	300	231,850
Indiana Michigan Power Co.
6.050%, 03/15/37		500	492,047
International Business Machines Corp.
1.750%, 03/07/28	EUR	500	453,245
0.875%, 02/09/30	EUR	1,000	821,955
1.250%, 02/09/34	EUR	1,000	758,946
Invitation Homes Operating Partnership LP
2.700%, 01/15/34		900	622,046
JAB Holdings BV
2.000%, 05/18/28	EUR	500	423,104
Jackson Financial, Inc.
3.125%, 11/23/31		1,000	737,183
Jefferies Group LLC/Jefferies Group Capital Finance, Inc.
2.625%, 10/15/31		300	213,363
JPMorgan Chase & Co.
6.400%, 05/15/38		500	515,177
Juniper Networks, Inc.
2.000%, 12/10/30		1,200	868,845
KB Home
4.000%, 06/15/31		1,500	1,136,250
Kemper Corp.
3.800%, 02/23/32		1,000	814,146
Kilroy Realty LP
2.500%, 11/15/32		1,600	1,110,504

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Kimco Realty Corp.
1.900%, 03/01/28		700	$568,654
Kinder Morgan Energy Partners LP
6.950%, 01/15/38		100	99,368
Las Vegas Sands Corp.
3.900%, 08/08/29		1,000	808,289
Lazard Group LLC
4.500%, 09/19/28		500	453,507
Lear Corp.
3.800%, 09/15/27		265	239,564
Lennar Corp.
4.750%, 05/30/25		500	486,106
Lincoln National Corp.
3.400%, 01/15/31		700	577,189
LYB International Finance III LLC
3.375%, 10/01/40		500	333,924
Marriott International, Inc.
4.000%, 04/15/28		650	586,139
2.750%, 10/15/33		100	72,603
Marsh & McLennan Cos., Inc.
1.979%, 03/21/30	EUR	300	251,361
Masonite International Corp.
Ω 3.500%, 02/15/30		1,500	1,192,050
MGM Resorts International
4.625%, 09/01/26		350	319,375
Micron Technology, Inc.
3.366%, 11/01/41		500	316,942
Molina Healthcare, Inc.
Ω 3.875%, 11/15/30		1,000	849,797
Ω 3.875%, 05/15/32		250	208,500
Motorola Solutions, Inc.
2.300%, 11/15/30		200	149,639
Nasdaq, Inc.
1.750%, 03/28/29	EUR	500	417,460
National Fuel Gas Co.
2.950%, 03/01/31		1,000	749,823
Netflix, Inc.
5.875%, 11/15/28		200	198,500
NewMarket Corp.
2.700%, 03/18/31		1,000	758,927
NextEra Energy Operating Partners LP
Ω 4.500%, 09/15/27		300	279,000
Nordstrom, Inc.
4.000%, 03/15/27		885	750,323
NOV, Inc.
3.600%, 12/01/29		400	340,387
OneMain Finance Corp.
7.125%, 03/15/26		450	433,350
ONEOK, Inc.
6.350%, 01/15/31		300	295,956
Ovintiv, Inc.
8.125%, 09/15/30		400	428,529

138

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Paramount Global
4.950%, 01/15/31		200	$174,558
Philip Morris International, Inc.
0.800%, 08/01/31	EUR	800	557,784
Piedmont Operating Partnership LP
3.150%, 08/15/30		1,000	754,134
Plains All American Pipeline LP / PAA Finance Corp.
6.700%, 05/15/36		200	190,367
6.650%, 01/15/37		500	469,457
Plains All American Pipeline LP/PAA Finance Corp.
3.550%, 12/15/29		200	166,657
3.800%, 09/15/30		50	41,686
Primerica, Inc.
2.800%, 11/19/31		1,000	782,032
Principal Financial Group, Inc.
3.700%, 05/15/29		177	156,712
6.050%, 10/15/36		147	143,601
Progress Energy, Inc.
7.000%, 10/30/31		290	304,971
Prologis Euro Finance LLC
0.500%, 02/16/32	EUR	2,100	1,431,310
Public Storage
1.850%, 05/01/28		200	165,939
0.500%, 09/09/30	EUR	1,000	716,560
0.875%, 01/24/32	EUR	200	141,137
PulteGroup, Inc.
5.500%, 03/01/26		450	441,546
Ralph Lauren Corp.
2.950%, 06/15/30		1,000	838,031
Reinsurance Group of America, Inc.
3.150%, 06/15/30		258	211,408
Ross Stores, Inc.
1.875%, 04/15/31		99	73,611
Royalty Pharma PLC
2.200%, 09/02/30		150	113,713
Sabra Health Care LP
3.900%, 10/15/29		500	396,872
3.200%, 12/01/31		1,200	865,027
Seagate HDD Cayman
4.875%, 06/01/27		600	554,826
4.091%, 06/01/29		400	320,332
4.125%, 01/15/31		500	376,000
Sealed Air Corp.
Ω 4.000%, 12/01/27		400	356,272
Sensata Technologies BV
Ω 5.000%, 10/01/25		150	145,335
Sensata Technologies, Inc.
Ω 4.375%, 02/15/30		850	731,178
Simon Property Group LP
2.450%, 09/13/29		500	400,554

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Southwest Airlines Co.
5.125%, 06/15/27		600	$585,434
Spirit Realty LP
2.100%, 03/15/28		800	629,476
Steelcase, Inc.
5.125%, 01/18/29		700	612,710
Stellantis NV
4.500%, 07/07/28	EUR	600	584,357
STORE Capital Corp.
4.625%, 03/15/29		900	832,422
Stryker Corp.
2.125%, 11/30/27	EUR	500	457,469
Tapestry, Inc.
3.050%, 03/15/32		300	220,721
Taylor Morrison Communities, Inc.
Ω 5.750%, 01/15/28		1,000	916,575
Thermo Fisher Scientific, Inc.
1.950%, 07/24/29	EUR	500	448,430
Toll Brothers Finance Corp.
4.350%, 02/15/28		900	779,999
#@ 3.800%, 11/01/29		350	284,193
Truist Financial Corp.
1.950%, 06/05/30		200	153,763
Twitter, Inc.
Ω 3.875%, 12/15/27		1,300	1,311,375
United States Cellular Corp.
6.700%, 12/15/33		200	190,486
Utah Acquisition Sub, Inc.
3.125%, 11/22/28	EUR	550	474,530
Valero Energy Corp.
4.350%, 06/01/28		547	515,393
Verizon Communications, Inc.
1.375%, 11/02/28	EUR	500	431,139
Vontier Corp.
1.800%, 04/01/26		500	414,225
2.400%, 04/01/28		400	308,780
2.950%, 04/01/31		665	466,650
Vornado Realty LP
3.400%, 06/01/31		1,350	1,001,783
Walmart, Inc.
5.625%, 03/27/34	GBP	850	1,057,252
5.250%, 09/28/35	GBP	1,580	1,900,388
Walt Disney Co.
6.400%, 12/15/35		700	742,400
Wells Fargo & Co.
4.150%, 01/24/29		500	455,062
3.500%, 09/12/29	GBP	400	393,726
0.625%, 08/14/30	EUR	278	203,441
2.125%, 09/24/31	GBP	1,000	856,400
Welltower, Inc.
2.050%, 01/15/29		1,000	786,602
Western Digital Corp.
2.850%, 02/01/29		1,200	927,816
Western Union Co.
1.350%, 03/15/26		600	513,659

139

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

		Face Amount^	Value†
		(000)
UNITED STATES — (Continued)
Westlake Corp.
1.625%, 07/17/29	EUR	500	$381,497
WPC Eurobond BV
1.350%, 04/15/28	EUR	600	475,600
Yum! Brands, Inc.
Ω 4.750%, 01/15/30		200	178,750
3.625%, 03/15/31		500	401,250
Zimmer Biomet Holdings, Inc.
1.164%, 11/15/27	EUR	600	508,515

TOTAL UNITED STATES			106,201,832

TOTAL BONDS			209,340,922

U.S. TREASURY OBLIGATIONS — (0.8%)
U.S. Treasury Notes
0.375%, 04/15/24		2,000	1,880,235

TOTAL INVESTMENT SECURITIES (Cost $298,327,465)			238,220,096

	Shares	Value†

SECURITIES LENDING COLLATERAL — (0.9%)
@§ The DFA Short Term Investment Fund	178,777	$2,066,845

TOTAL INVESTMENTS — (100.0%) (Cost $300,394,709)		$240,286,941

As of October 31, 2022, DFA Global Core Plus Real Return Portfolio had entered into the following forward currency contracts and the net unrealized forward currency gain (loss) is reflected in the accompanying financial statements:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	2,103,988	EUR	2,112,013	Citibank, N.A.	11/01/22	$16,791
USD	4,296,341	EUR	4,272,091	Morgan Stanley and Co. International	11/01/22	74,449
USD	1,201,510	EUR	1,197,607	State Street Bank and Trust	11/01/22	17,975
USD	10,135,539	EUR	10,211,087	Morgan Stanley and Co. International	11/08/22	40,305
USD	1,463,061	EUR	1,416,782	Bank of New York Mellon	11/10/22	62,158
USD	92,534	EUR	91,629	Citibank, N.A.	11/10/22	1,932
USD	5,226,492	EUR	5,087,116	HSBC Bank	11/10/22	196,390
USD	2,133,149	EUR	2,055,792	State Street Bank and Trust	11/10/22	100,397
DKK	715,407	USD	93,530	Citibank, N.A.	11/18/22	1,539
USD	90,168	DKK	669,206	Citibank, N.A.	11/18/22	1,239
USD	1,726,201	DKK	12,804,394	State Street Bank and Trust	11/18/22	24,660
USD	2,606,309	EUR	2,583,356	Citibank, N.A.	11/28/22	48,607
USD	3,045,851	EUR	3,013,851	HSBC Bank	11/28/22	61,929
USD	3,209,131	EUR	3,193,669	State Street Bank and Trust	11/28/22	47,176
CAD	2,466,748	USD	1,783,426	Citibank, N.A.	11/30/22	27,513
USD	196,434	CAD	266,296	Citibank, N.A.	11/30/22	936
USD	21,333,558	CAD	28,092,640	HSBC Bank	11/30/22	709,604
CAD	6,297,581	USD	4,593,212	HSBC Bank	11/30/22	30,100
CAD	2,430,371	USD	1,782,088	State Street Bank and Trust	11/30/22	2,146
NZD	17,423	USD	9,913	Citibank, N.A.	12/01/22	222
USD	27,861	NZD	47,768	Citibank, N.A.	12/01/22	75
NZD	59,318	USD	33,180	State Street Bank and Trust	12/01/22	1,324
USD	21,040	JPY	2,924,637	Citibank, N.A.	12/02/22	1,305
USD	8,803,156	JPY	1,256,451,859	State Street Bank and Trust	12/20/22	301,825
USD	8,263,480	EUR	8,259,629	Morgan Stanley and Co. International	12/29/22	60,791

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CONTINUED

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Foreign Exchange Appreciation (Depreciation)
USD	8,479,614	EUR	8,493,505	State Street Bank and Trust	01/04/23	$39,703
EUR	7,087,421	USD	7,049,851	UBS AG	01/19/23	546
USD	16,375,851	GBP	14,130,543	State Street Bank and Trust	01/26/23	123,511

Total Appreciation						$1,995,148
EUR	7,581,711	USD	7,553,355	Morgan Stanley and Co. International	11/01/22	$(60,732)
DKK	465,358	USD	62,948	Citibank, N.A.	11/18/22	(1,108)
DKK	183,352	USD	24,471	Morgan Stanley and Co. International	11/18/22	(106)
CAD	2,940,211	USD	2,177,206	Citibank, N.A.	11/30/22	(18,677)
CAD	3,628,235	USD	2,747,009	UBS AG	11/30/22	(83,374)
USD	11,228	NZD	19,793	Citibank, N.A.	12/01/22	(285)
USD	882,073	NZD	1,550,766	UBS AG	12/01/22	(19,976)
USD	190,681	EUR	193,019	Bank of New York Mellon	01/04/23	(1,120)
USD	314,184	EUR	321,693	HSBC Bank	01/04/23	(5,479)
USD	661,523	EUR	675,773	Morgan Stanley and Co. International	01/04/23	(9,986)
USD	30,515,249	EUR	30,828,482	Citibank, N.A.	01/19/23	(152,185)
EUR	162,608	USD	163,092	Citibank, N.A.	01/19/23	(1,334)
EUR	9,250,930	USD	9,292,257	UBS AG	01/19/23	(89,654)
USD	9,945,622	EUR	10,166,860	Morgan Stanley and Co. International	01/20/23	(168,863)
USD	11,697,486	AUD	18,457,464	Citibank, N.A.	01/24/23	(142,320)
AUD	639,791	USD	415,491	State Street Bank and Trust	01/24/23	(5,088)
USD	179,238	GBP	155,858	Morgan Stanley and Co. International	01/26/23	(23)

Total (Depreciation)						$(760,310)

Total Appreciation (Depreciation)						$1,234,838

As of October 31, 2022, DFA Global Core Plus Real Return Portfolio had entered into the following outstanding Inflation Swaps:

Counterparty	Payments made by Fund		Payments received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	3.090%	Fixed	CPI	Maturity	USD	10,000,000	03/22/32	—	—	$11,438	$11,438
Bank of America Corp.	2.770%	Fixed	CPI	Maturity	USD	4,000,000	05/04/24	—	—	339,212	339,212
Bank of America Corp.	2.745%	Fixed	CPI	Maturity	USD	8,000,000	12/30/31	—	—	354,756	354,756
Bank of America Corp.	2.725%	Fixed	CPI	Maturity	USD	11,000,000	04/29/24	—	—	945,012	945,012
Bank of America Corp.	2.664%	Fixed	CPI	Maturity	USD	11,000,000	12/20/31	—	—	595,783	595,783
Bank of America Corp.	2.657%	Fixed	CPI	Maturity	USD	11,000,000	01/20/32	—	—	532,407	532,407
Bank of America Corp.	2.648%	Fixed	CPI	Maturity	USD	5,000,000	04/29/26	—	—	446,765	446,765
Bank of America Corp.	2.635%	Fixed	CPI	Maturity	USD	7,000,000	05/03/28	—	—	623,875	623,875
Bank of America Corp.	2.620%	Fixed	CPI	Maturity	USD	6,000,000	08/20/27	—	—	434,472	434,472
Bank of America Corp.	2.595%	Fixed	CPI	Maturity	USD	13,000,000	04/29/28	—	—	1,194,315	1,194,315
Bank of America Corp.	2.585%	Fixed	CPI	Maturity	USD	7,000,000	08/26/28	—	—	512,852	512,852

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CONTINUED

Counterparty	Payments made by Fund		Payment received by Fund	Payment Frequency	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	2.570%	Fixed	CPI	Maturity	USD	3,000,000	07/19/28	—	—	$247,885	$247,885
Bank of America Corp.	2.546%	Fixed	CPI	Maturity	USD	40,000,000	04/29/31	—	—	3,811,494	3,811,494
Bank of America Corp.	2.533%	Fixed	CPI	Maturity	USD	3,000,000	05/03/36	—	—	279,718	279,718
Citibank, N.A	2.807%	Fixed	CPI	Maturity	USD	11,000,000	05/03/24	—	—	916,035	916,035
Deutsche Bank AG	3.120%	Fixed	CPI	Maturity	USD	7,000,000	11/22/28	—	—	222,596	222,596
Deutsche Bank AG	3.089%	Fixed	CPI	Maturity	USD	4,000,000	11/03/26	—	—	172,587	172,587
Deutsche Bank AG	2.833%	Fixed	CPI	Maturity	USD	15,000,000	07/12/28	—	—	197,240	197,240
Deutsche Bank AG	2.816%	Fixed	CPI	Maturity	USD	6,000,000	12/30/28	—	—	263,115	263,115
Deutsche Bank AG	2.783%	Fixed	CPI	Maturity	USD	7,000,000	11/03/31	—	—	345,789	345,789
Deutsche Bank AG	2.678%	Fixed	CPI	Maturity	USD	7,000,000	08/03/28	—	—	508,885	508,885
Deutsche Bank AG	2.678%	Fixed	CPI	Maturity	USD	7,000,000	10/12/31	—	—	414,754	414,754
Deutsche Bank AG	2.658%	Fixed	CPI	Maturity	USD	3,000,000	06/03/28	—	—	254,685	254,685
Deutsche Bank AG	2.600%	Fixed	CPI	Maturity	USD	5,000,000	06/14/26	—	—	433,582	433,582
Deutsche Bank AG	2.596%	Fixed	CPI	Maturity	USD	4,000,000	06/09/28	—	—	350,774	350,774
Deutsche Bank AG	2.553%	Fixed	CPI	Maturity	USD	3,000,000	06/03/36	—	—	262,223	262,223
Deutsche Bank AG	2.550%	Fixed	CPI	Maturity	USD	7,000,000	08/23/28	—	—	532,696	532,696
Deutsche Bank AG	2.529%	Fixed	CPI	Maturity	USD	4,000,000	07/02/29	—	—	353,815	353,815
Deutsche Bank AG	2.528%	Fixed	CPI	Maturity	USD	6,000,000	07/27/30	—	—	507,080	507,080
Deutsche Bank AG	2.515%	Fixed	CPI	Maturity	USD	4,000,000	06/09/36	—	—	364,817	364,817
Deutsche Bank AG	2.514%	Fixed	CPI	Maturity	USD	5,000,000	06/16/28	—	—	459,680	459,680
Deutsche Bank AG	2.468%	Fixed	CPI	Maturity	USD	5,000,000	06/21/29	—	—	474,365	474,365
Deutsche Bank AG	2.465%	Fixed	CPI	Maturity	USD	5,000,000	07/19/31	—	—	459,360	459,360
Deutsche Bank AG	2.456%	Fixed	CPI	Maturity	USD	5,000,000	07/14/31	—	—	466,508	466,508
Deutsche Bank AG	2.430%	Fixed	CPI	Maturity	USD	3,000,000	08/23/33	—	—	265,786	265,786
Morgan Stanley and Co. International	2.815%	Fixed	CPI	Maturity	USD	10,000,000	08/01/29	—	—	72,393	72,393

Total Appreciation										$18,628,749	$18,628,749

Total Appreciation (Depreciation)										$18,628,749	$18,628,749

142

DFA GLOBAL CORE PLUS REAL RETURN PORTFOLIO

CONTINUED

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$26,998,939	—	$26,998,939
Bonds
Australia	—	14,792,242	—	14,792,242
Belgium	—	1,316,359	—	1,316,359
Canada	—	17,607,807	—	17,607,807
Denmark	—	2,159,921	—	2,159,921
Finland	—	2,548,119	—	2,548,119
France	—	13,918,037	—	13,918,037
Germany	—	6,229,787	—	6,229,787
Hong Kong	—	1,640,015	—	1,640,015
Italy	—	5,006,488	—	5,006,488
Japan	—	10,153,433	—	10,153,433
Luxembourg	—	604,197	—	604,197
Netherlands	—	3,379,020	—	3,379,020
New Zealand	—	904,332	—	904,332
Norway	—	254,378	—	254,378
Spain	—	2,309,442	—	2,309,442
Supranational Organization Obligations	—	5,851,024	—	5,851,024
Sweden	—	271,566	—	271,566
Switzerland	—	2,774,225	—	2,774,225
United Kingdom	—	11,418,698	—	11,418,698
United States	—	106,201,832	—	106,201,832
U.S. Treasury Obligations	—	1,880,235	—	1,880,235
Securities Lending Collateral	—	2,066,845	—	2,066,845
Forward Currency Contracts**	—	1,234,838	—	1,234,838
Swap Agreements**	—	18,628,749	—	18,628,749

TOTAL	—	$260,150,528	—	$260,150,528

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	DFA One-Year Fixed Income Portfolio*	DFA Two-Year Global Fixed Income Portfolio*	DFA Selectively Hedged Global Fixed Income Portfolio*	DFA Five-Year Global Fixed Income Portfolio*
ASSETS:
Investment Securities at Value (including $652,448, $33,230, $22,816 and $31,102 of securities on loan, respectively)	$5,318,289	$4,978,439	$997,068	$10,366,878
Temporary Cash Investments at Value & Cost	21,572	—	—	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $665,861, $33,945, $23,297 and $31,709, respectively)	665,832	33,936	23,288	31,698
Foreign Currencies at Value	1	416	313	1,437
Cash	248	59,954	19,827	56,886
Receivables:
Investment Securities Sold	—	15,857	—	28,016
Dividends and Interest	12,952	25,684	6,833	52,562
Securities Lending Income	47	7	7	12
Fund Shares Sold	8,936	7,262	1,020	11,991
Unrealized Gain on Forward Currency Contracts	—	21,623	3,193	33,013
Prepaid Expenses and Other Assets	99	92	7	117

Total Assets	6,027,976	5,143,270	1,051,556	10,582,610

LIABILITIES:
Payables:
Upon Return of Securities Loaned	153,569	33,875	23,112	22,320
Investment Securities Purchased	512,507	41,099	7,505	39,321
Fund Shares Redeemed	11,494	5,856	651	14,747
Due to Advisor	461	604	121	1,792
Unrealized Loss on Forward Currency Contracts	—	22,368	955	42,926
Unrealized Loss on Foreign Currency Contracts	—	165	13	111
Accrued Expenses and Other Liabilities	487	355	57	676

Total Liabilities	678,518	104,322	32,414	121,893

NET ASSETS	$5,349,458	$5,038,948	$1,019,142	$10,460,717

Institutional Class Shares — based on net assets of $5,349,458; $5,038,948; $1,019,142 and $10,460,717 and shares outstanding of 534,370,625, 527,192,964, 115,554,626 and 1,057,108,401, respectively	$10.01	$9.56	$8.82	$9.90

NUMBER OF SHARES AUTHORIZED	4,000,000,000	4,000,000,000	1,000,000,000	6,600,000,000

Investment Securities at Cost	$5,458,797	$5,283,304	$1,096,617	$11,071,210

Foreign Currencies at Cost	$1	$421	$316	$1,460

NET ASSETS CONSIST OF:
Paid-In Capital	$5,531,463	$5,271,370	$1,190,870	$11,667,366
Total Distributable Earnings (Loss)	(182,005)	(232,422)	(171,728)	(1,206,649)

NET ASSETS	$5,349,458	$5,038,948	$1,019,142	$10,460,717

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	DFA World ex U.S. Government Fixed Income Portfolio	DFA Short- Term Government Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short- Term Extended Quality Portfolio*
ASSETS:
Investment Securities at Value (including $0, $0, $0 and $75,466 of securities on loan, respectively)	$1,097,321	$1,566,962	$4,741,195	$6,402,030
Temporary Cash Investments at Value & Cost	—	2,793	1,845	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $0, $0, $0 and $77,131, respectively)	—	—	—	77,101
Foreign Currencies at Value	463	—	—	642
Cash	30,927	—	—	55,714
Receivables:
Investment Securities Sold	—	—	—	3,190
Dividends and Interest	8,742	1,479	45,701	43,334
Securities Lending Income	—	—	—	33
Fund Shares Sold	2,252	2,233	4,905	8,685
Unrealized Gain on Forward Currency Contracts	7,150	—	—	12,945
Prepaid Expenses and Other Assets	21	36	59	108

Total Assets	1,146,876	1,573,503	4,793,705	6,603,782

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	—	80,339
Investment Securities Purchased	17,056	—	—	8,840
Fund Shares Redeemed	1,839	1,378	5,330	9,034
Due to Advisor	235	214	371	1,123
Unrealized Loss on Forward Currency Contracts	8,753	—	—	6,984
Unrealized Loss on Foreign Currency Contracts	6	—	—	87
Accrued Expenses and Other Liabilities	72	127	291	314

Total Liabilities	27,961	1,719	5,992	106,721

NET ASSETS	$1,118,915	$1,571,784	$4,787,713	$6,497,061

Institutional Class Shares — based on net assets of $1,118,915; $1,571,784; $4,787,713 and $6,497,061 and shares outstanding of 136,371,947, 160,980,267, 448,354,367 and 645,744,598, respectively	$8.20	$9.76	$10.68	$10.06

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,500,000,000	1,700,000,000	3,000,000,000

Investment Securities at Cost	$1,509,888	$1,599,588	$5,502,191	$6,962,898

Foreign Currencies at Cost	$463	$—	$—	$648

NET ASSETS CONSIST OF:
Paid-In Capital	$1,425,092	$1,732,287	$5,677,640	$7,059,751
Total Distributable Earnings (Loss)	(306,177)	(160,503)	(889,927)	(562,690)

NET ASSETS	$1,118,915	$1,571,784	$4,787,713	$6,497,061

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	DFA Intermediate- Term Extended Quality Portfolio*	DFA Targeted Credit Portfolio*	DFA Global Core Plus Fixed Income Portfolio*	DFA Investment Grade Portfolio*
ASSETS:
Investment Securities at Value (including $44,109, $26,170, $56,053 and $639,318 of securities on loan, respectively)	$1,216,045	$795,559	$2,465,731	$9,860,471
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $44,998, $26,790, $57,246 and $652,474, respectively)	44,981	26,782	57,224	652,171
Segregated Cash for Futures Contracts	—	—	3,381	—
Foreign Currencies at Value	—	16	484	2
Segregated Cash for Swaps Contracts	—	—	3,225	—
Cash	58,560	73,138	136,600	67,744
Receivables:
Investment Securities Sold	4,887	—	9,369	2,820
Dividends and Interest	13,548	6,195	23,918	95,312
Securities Lending Income	25	8	39	309
Fund Shares Sold	3,159	8,034	4,043	16,902
Unrealized Gain on Forward Currency Contracts	—	439	13,548	473
Unrealized Gain on Foreign Currency Contracts	—	—	37	—
Prepaid Expenses and Other Assets	31	32	29	100

Total Assets	1,341,236	910,203	2,717,628	10,696,304

LIABILITIES:
Payables:
Upon Return of Securities Loaned	47,645	24,363	57,631	655,631
Investment Securities Purchased	—	16,963	240,868	22,275
Fund Shares Redeemed	2,475	1,819	8,719	18,655
Due to Advisor	247	134	465	1,618
Segregated Cash for Swap Contracts	—	—	485	—
Unrealized Loss on Forward Currency Contracts	1	683	8,759	66
Unrealized Loss on Foreign Currency Contracts	—	118	—	84
Accrued Expenses and Other Liabilities	97	49	127	505

Total Liabilities	50,465	44,129	317,054	698,834

NET ASSETS	$1,290,771	$866,074	$2,400,574	$9,997,470

Institutional Class Shares — based on net assets of $1,290,771; $866,074; $2,400,574 and $9,997,470 and shares outstanding of 146,565,560, 96,390,293, 281,210,454 and 1,056,108,064, respectively	$8.81	$8.99	$8.54	$9.47

NUMBER OF SHARES AUTHORIZED	2,000,000,000	1,000,000,000	2,000,000,000	2,000,000,000

Investment Securities at Cost	$1,502,466	$887,313	$3,036,661	$11,561,922

Foreign Currencies at Cost	$—	$16	$486	$2

NET ASSETS CONSIST OF:
Paid-In Capital	$1,654,921	$966,645	$3,008,157	$11,963,266
Total Distributable Earnings (Loss)	(364,150)	(100,571)	(607,583)	(1,965,796)

NET ASSETS	$1,290,771	$866,074	$2,400,574	$9,997,470

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

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DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	DFA Diversified Fixed Income Portfolio*	DFA LTIP Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short- Duration Real Return Portfolio*
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,559,872	—	—	—
Investment Securities at Value (including $26,553, $0, $0 and $68,908 of securities on loan, respectively)	373,729	$294,630	$5,873,194	$2,009,688
Temporary Cash Investments at Value & Cost	2,138	—	1,879	—
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $27,164, $0, $0 and $70,407, respectively)	27,162	—	—	70,378
Foreign Currencies at Value	—	—	—	220
Segregated Cash for Swaps Contracts	—	—	—	69,882
Cash	—	1,436	—	36,334
Receivables:
Investment Securities/Affiliated Investment Companies Sold	22,233	—	—	2,720
Dividends and Interest	479	292	16,402	13,810
Securities Lending Income	—	—	—	31
Fund Shares Sold	1,337	379	8,986	3,784
Unrealized Gain on Swap Contracts	—	—	—	117,374
Unrealized Gain on Forward Currency Contracts	—	—	—	3,754
Prepaid Expenses and Other Assets	50	11	52	44

Total Assets	1,987,000	296,748	5,900,513	2,328,019

LIABILITIES:
Payables:
Upon Return of Securities Loaned	49,399	—	—	68,577
Investment Securities/Affiliated Investment Companies Purchased	—	487	—	11,004
Fund Shares Redeemed	5,899	1	7,342	2,957
Due to Advisor	88	24	452	331
Segregated Cash for Swap Contracts	—	—	—	69,882
Unrealized Loss on Swap Contracts	—	—	—	1,026
Unrealized Loss on Forward Currency Contracts	—	—	—	2,684
Unrealized Loss on Foreign Currency Contracts	—	—	—	18
Accrued Expenses and Other Liabilities	71	18	287	116

Total Liabilities	55,457	530	8,081	156,595

NET ASSETS.	$1,931,543	$296,218	$5,892,432	$2,171,424

Institutional Class Shares — based on net assets of $1,931,543; $296,218; $5,892,432 and $2,171,424 and shares outstanding of 215,129,747, 45,125,013, 545,667,566 and 214,163,236, respectively	$8.98	$6.56	$10.80	$10.14

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$1,768,581	$—	$—	$—

Investment Securities at Cost	$380,853	$431,566	$6,568,063	$2,215,749

Foreign Currencies at Cost	$—	$—	$—	$219

NET ASSETS CONSIST OF:
Paid-In Capital	$2,177,274	$439,636	$6,649,304	$2,196,353
Total Distributable Earnings (Loss)	(245,731)	(143,418)	(756,872)	(24,929)

NET ASSETS	$1,931,543	$296,218	$5,892,432	$2,171,424

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

147

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

DFA Global Core Plus Real Return Portfolio*
ASSETS:
Investment Securities at Value (including $2,024 of securities on loan, respectively)	$238,220
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $2,067)	2,067
Segregated Cash for Futures Contracts	772
Foreign Currencies at Value	14
Segregated Cash for Swaps Contracts	8,372
Cash	52,478
Receivables:
Investment Securities Sold	1,720
Dividends, Interest and Tax Reclaims	2,034
Securities Lending Income	2
Fund Shares Sold	1,037
Unrealized Gain on Swap Contracts	18,629
Unrealized Gain on Forward Currency Contracts	1,995
Prepaid Expenses and Other Assets	18

Total Assets	327,358

LIABILITIES:
Payables:
Upon Return of Securities Loaned	2,048
Investment Securities Purchased	29,216
Fund Shares Redeemed	3,728
Due to Advisor	41
Segregated Cash for Swap Contracts	7,599
Unrealized Loss on Forward Currency Contracts	760
Accrued Expenses and Other Liabilities	54

Total Liabilities	43,446

NET ASSETS	$283,912

Institutional Class Shares — based on net assets of $283,912 and shares outstanding of 31,771,630	$8.94

NUMBER OF SHARES AUTHORIZED	500,000,000

Investment Securities at Cost	$298,327

Foreign Currencies at Cost	$14

NET ASSETS CONSIST OF:
Paid-In Capital	$329,638
Total Distributable Earnings (Loss)	(45,726)

NET ASSETS	$283,912

*	See Note I in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

148

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	DFA One-Year Fixed Income Portfolio#	DFA Two-Year Global Fixed Income Portfolio#	DFA Selectively Hedged Global Fixed Income Portfolio#	DFA Five-Year Global Fixed Income Portfolio#
Investment Income
Interest	$53,611	$55,212	$17,759	$169,558
Income from Securities Lending	386	127	33	264

Total Investment Income	53,997	55,339	17,792	169,822

Expenses
Investment Management Fees	6,612	7,679	1,580	25,041
Accounting & Transfer Agent Fees	689	649	93	2,012
Custodian Fees	86	110	19	171
Filing Fees	171	133	45	231
Shareholders’ Reports	80	84	32	208
Directors’/Trustees’ Fees & Expenses	32	29	5	58
Professional Fees	63	68	15	148
Other	128	126	27	272

Total Expenses	7,861	8,878	1,816	28,141

Fees Paid Indirectly (Note C)	—	69	14	145

Net Expenses	7,861	8,809	1,802	27,996

Net Investment Income (Loss)	46,136	46,530	15,990	141,826

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(30,143)	(137,602)	(36,009)	(832,549)
Affiliated Investment Companies Shares Sold	(226)	(41)	(5)	(72)
Foreign Currency Transactions	—	(339)	(91)	(324)
Forward Currency Contracts	—	213,512	14,368	303,472
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(139,475)	(331,711)	(96,918)	(550,339)
Affiliated Investment Companies Shares	(37)	(17)	(9)	(12)
Translation of Foreign Currency-Denominated Amounts	—	(719)	(101)	(861)
Forward Currency Contracts	—	21,548	6,949	23,390

Net Realized and Unrealized Gain (Loss)	(169,881)	(235,369)	(111,816)	(1,057,295)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(123,745)	$(188,839)	$(95,826)	$(915,469)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

149

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	DFA World ex U.S. Government Fixed Income Portfolio	DFA Short- Term Government Portfolio	DFA Intermediate Government Fixed Income Portfolio	DFA Short- Term Extended Quality Portfolio#
Investment Income
Interest	$14,637	$28,684	$93,835	$118,806
Income from Securities Lending	—	—	—	219

Total Investment Income	14,637	28,684	93,835	119,025

Expenses
Investment Management Fees	2,429	2,672	4,874	11,727
Accounting & Transfer Agent Fees	165	229	687	988
Custodian Fees	84	14	59	107
Filing Fees	64	66	131	191
Shareholders’ Reports	84	44	110	169
Directors’/Trustees’ Fees & Expenses	8	9	24	39
Professional Fees	17	16	62	92
Previously Waived Fees Recovered by Advisor (Note C)	123	—	—	876
Other	39	37	123	151

Total Expenses	3,013	3,087	6,070	14,340

Fees Waived, Expenses Reimbursed by Advisor (Note C)	155	—	—	77
Fees Paid Indirectly (Note C)	41	—	—	99

Net Expenses	2,817	3,087	6,070	14,164

Net Investment Income (Loss)	11,820	25,597	87,765	104,861

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(73,691)	(103,726)	(136,576)	(210,311)
Affiliated Investment Companies Shares Sold	—	—	—	(39)
Foreign Currency Transactions	(1,621)	—	—	(525)
Forward Currency Contracts	218,171	—	—	153,469
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(424,788)	(11,471)	(782,211)	(548,914)
Affiliated Investment Companies Shares	—	—	—	(30)
Translation of Foreign Currency-Denominated Amounts	(269)	—	—	(355)
Forward Currency Contracts	5,493	—	—	13,469

Net Realized and Unrealized Gain (Loss)	(276,705)	(115,197)	(918,787)	(593,236)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(264,885)	$(89,600)	$(831,022)	$(488,375)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

150

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	DFA Intermediate- Term Extended Quality Portfolio#	DFA Targeted Credit Portfolio#	DFA Global Core Plus Fixed Income Portfolio#	DFA Investment Grade Portfolio#
Investment Income
Interest	$50,950	$15,851	$74,389	$310,992
Income from Securities Lending	140	47	209	1,328

Total Investment Income	51,090	15,898	74,598	312,320

Expenses
Investment Management Fees	2,987	1,566	6,691	21,341
Accounting & Transfer Agent Fees	265	141	321	2,140
Custodian Fees	11	3	105	73
Filing Fees	64	67	102	278
Shareholders’ Reports	82	55	142	351
Directors’/Trustees’ Fees & Expenses	7	6	35	84
Professional Fees	20	12	42	166
Previously Waived Fees Recovered by Advisor (Note C)	139	22	—	1,139
Other	41	22	74	269

Total Expenses	3,616	1,894	7,512	25,841

Fees Waived, Expenses Reimbursed by Advisor (Note C)	23	154	—	125
Fees Paid Indirectly (Note C)	12	13	77	89

Net Expenses	3,581	1,727	7,435	25,627

Net Investment Income (Loss)	47,509	14,171	67,163	286,693

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(77,254)	(9,702)	(242,243)	(284,930)
Affiliated Investment Companies Shares Sold	(16)	(7)	(21)	(160)
Foreign Currency Transactions	—	(41)	(1,066)	9
Forward Currency Contracts	—	3,284	198,392	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(335,984)	(91,977)	(612,544)	(2,038,092)
Affiliated Investment Companies Shares	(19)	(9)	(24)	(327)
Translation of Foreign Currency-Denominated Amounts	—	8	(425)	11
Forward Currency Contracts	(1)	(115)	13,136	407

Net Realized and Unrealized Gain (Loss)	(413,274)	(98,559)	(644,795)	(2,323,082)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(365,765)	$(84,388)	$(577,632)	$(2,036,389)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

151

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	DFA Diversified Fixed Income Portfolio#	DFA LTIP Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short- Duration Real Return Portfolio#
Investment Income
Income Distributions	$17,984	—	—	—

Total Investment Income	17,984	—	—	—

Fund Investment Income
Interest	31,457	$30,888	$535,128	$39,639
Income from Securities Lending	2	—	—	87

Total Fund Investment Income	31,459	30,888	535,128	39,726

Expenses
Investment Management Fees	2,674	349	6,254	3,794
Accounting & Transfer Agent Fees	427	19	721	376
Custodian Fees	6	2	83	82
Filing Fees	135	41	150	98
Shareholders’ Reports	69	24	213	66
Directors’/Trustees’ Fees & Expenses	25	4	33	17
Professional Fees	26	5	84	28
Other	19	11	178	77

Total Expenses	3,381	455	7,716	4,538

Fees Waived, Expenses Reimbursed by Advisor (Note C)	2,361	—	—	—
Fees Paid Indirectly (Note C)	—	3	—	21

Net Expenses	1,020	452	7,716	4,517

Net Investment Income (Loss)	48,423	30,436	527,412	35,209

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	12,140	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold**	(12,934)	(5,549)	(53,868)	(38,676)
Affiliated Investment Companies Shares Sold	(28,718)	—	—	(9)
Swap Contracts	—	—	—	34,935
Foreign Currency Transactions	—	—	—	(229)
Forward Currency Contracts	—	—	—	50,889
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(25,114)	(184,077)	(1,345,892)	(208,259)
Affiliated Investment Companies Shares	(194,304)	—	—	(29)
Swap Contracts	—	—	—	41,372
Translation of Foreign Currency-Denominated Amounts	—	—	—	(183)
Forward Currency Contracts	—	—	—	9,191

Net Realized and Unrealized Gain (Loss)	(248,930)	(189,626)	(1,399,760)	(110,998)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(200,507)	$(159,190)	$(872,348)	$(75,789)

**	Net of foreign capital gain taxes withheld of $0, $0, $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

152

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

DFA Global Core Plus Real Return Portfolio#
Investment Income
Interest	$7,242
Income from Securities Lending	9

Total Investment Income	7,251

Expenses
Investment Management Fees	748
Accounting & Transfer Agent Fees	75
Custodian Fees	49
Filing Fees	53
Shareholders’ Reports	40
Directors’/Trustees’ Fees & Expenses	4
Professional Fees	4
Organizational & Offering Costs	52
Previously Waived Fees Recovered by Advisor (Note C)	84
Other	42

Total Expenses	1,151

Fees Waived, Expenses Reimbursed by Advisor (Note C)	182

Net Expenses	969

Net Investment Income (Loss)	6,282

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(37,220)
Swap Contracts	6,497
Foreign Currency Transactions	(60)
Forward Currency Contracts	21,153
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(54,424)
Swap Contracts	7,713
Translation of Foreign Currency-Denominated Amounts	(34)
Forward Currency Contracts	1,316

Net Realized and Unrealized Gain (Loss)	(55,059)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(48,777)

**	Net of foreign capital gain taxes withheld of $0.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

153

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA One-Year Fixed Income Portfolio		DFA Two-Year Global Fixed Income Portfolio		DFA Selectively Hedged Global Fixed Income Portfolio		DFA Five-Year Global Fixed Income Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$46,136	$(316)	$46,530	$5,005	$15,990	$9,616	$141,826	$53,529
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(30,143)	765	(137,602)	134,031	(36,009)	32,305	(832,549)	538,322
Affiliated Investment Companies Shares Sold	(226)	(6)	(41)	—	(5)	—	(72)	(5)
Foreign Currency Transactions	—	—	(339)	(1,334)	(91)	1,318	(324)	1,547
Forward Currency Contracts	—	—	213,512	(99,208)	14,368	(7,462)	303,472	(398,032)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(139,475)	(2,359)	(331,711)	(2,105)	(96,918)	(25,646)	(550,339)	(212,535)
Affiliated Investment Companies Shares	(37)	8	(17)	8	(9)	—	(12)	1
Translation of Foreign Currency-Denominated Amounts	—	—	(719)	8	(101)	(17)	(861)	(126)
Forward Currency Contracts	—	—	21,548	(52,963)	6,949	(10,471)	23,390	(121,361)

Net Increase (Decrease) in Net Assets Resulting from Operations	(123,745)	(1,908)	(188,839)	(16,558)	(95,826)	(357)	(915,469)	(138,660)

Distributions:
Institutional Class Shares	(41,461)	(1,592)	(13,251)	(30,532)	(21,454)	(353)	(138,146)	(3,819)
Capital Share Transactions (1):
Shares Issued	2,559,201	2,590,795	1,551,922	1,679,495	226,931	272,742	3,036,685	3,889,481
Shares Issued in Lieu of Cash Distributions	37,969	1,478	11,517	27,086	21,423	352	136,008	3,763
Shares Redeemed	(2,940,804)	(3,386,361)	(2,016,317)	(1,287,009)	(347,902)	(167,314)	(5,279,634)	(3,417,878)

Net Increase (Decrease) from Capital Share Transactions	(343,634)	(794,088)	(452,878)	419,572	(99,548)	105,780	(2,106,941)	475,366

Total Increase (Decrease) in Net Assets	(508,840)	(797,588)	(654,968)	372,482	(216,828)	105,070	(3,160,556)	332,887
Net Assets
Beginning of Year	5,858,298	6,655,886	5,693,916	5,321,434	1,235,970	1,130,900	13,621,273	13,288,386

End of Year	$5,349,458	$5,858,298	$5,038,948	$5,693,916	$1,019,142	$1,235,970	$10,460,717	$13,621,273

(1) Shares Issued and Redeemed:
Shares Issued	251,248	251,534	159,778	168,729	24,726	27,823	295,268	356,554
Shares Issued in Lieu of Cash Distributions	3,766	143	1,165	2,725	2,250	37	13,016	346
Shares Redeemed	(289,589)	(328,773)	(208,199)	(129,291)	(38,058)	(17,077)	(515,126)	(313,455)

Net Increase (Decrease) from Shares Issued and Redeemed	(34,575)	(77,096)	(47,256)	42,163	(11,082)	10,783	(206,842)	43,445

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

154

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA World ex U.S. Government Fixed Income Portfolio		DFA Short-Term Government Portfolio		DFA Intermediate Government Fixed Income Portfolio		DFA Short-Term Extended Quality Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$11,820	$12,456	$25,597	$2,050	$87,765	$87,167	$104,861	$55,753
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(73,691)	28,889	(103,726)	(2,098)	(136,576)	63,442	(210,311)	79,667
Affiliated Investment Companies Shares Sold.	—	—	—	—	—	—	(39)	(2)
Foreign Currency Transactions	(1,621)	911	—	—	—	—	(525)	1,496
Forward Currency Contracts	218,171	(10,452)	—	—	—	—	153,469	(23,515)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency.	(424,788)	(105,179)	(11,471)	(21,819)	(782,211)	(349,602)	(548,914)	(94,157)
Affiliated Investment Companies Shares	—	—	—	—	—	—	(30)	(1)
Translation of Foreign Currency-Denominated Amounts	(269)	(232)	—	—	—	—	(355)	(124)
Forward Currency Contracts	5,493	(25,957)	—	—	—	—	13,469	(29,108)

Net Increase (Decrease) in Net Assets Resulting from Operations	(264,885)	(99,564)	(89,600)	(21,867)	(831,022)	(198,993)	(488,375)	(9,991)

Distributions:
Institutional Class Shares	(30,706)	(29,683)	(21,142)	(1,444)	(141,857)	(222,349)	(84,526)	(21,477)
Capital Share Transactions (1):
Shares Issued	467,293	725,829	514,274	439,716	1,493,542	2,058,069	2,445,018	2,411,769
Shares Issued in Lieu of Cash Distributions	29,598	28,857	20,650	1,429	139,670	218,843	83,680	20,971
Shares Redeemed	(805,621)	(604,660)	(600,770)	(1,188,223)	(2,072,849)	(1,494,309)	(2,739,944)	(1,366,800)

Net Increase (Decrease) from Capital Share Transactions	(308,730)	150,026	(65,846)	(747,078)	(439,637)	782,603	(211,246)	1,065,940

Total Increase (Decrease) in Net Assets	(604,321)	20,779	(176,588)	(770,389)	(1,412,516)	361,261	(784,147)	1,034,472
Net Assets
Beginning of Year	1,723,236	1,702,457	1,748,372	2,518,761	6,200,229	5,838,968	7,281,208	6,246,736

End of Year	$1,118,915	$1,723,236	$1,571,784	$1,748,372	$4,787,713	$6,200,229	$6,497,061	$7,281,208

(1) Shares Issued and Redeemed:
Shares Issued.	51,008	69,334	51,108	41,751	126,998	156,915	233,008	219,226
Shares Issued in Lieu of Cash Distributions	2,902	2,694	2,090	136	11,570	16,534	7,874	1,908
Shares Redeemed	(88,092)	(58,363)	(59,854)	(112,763)	(175,128)	(113,961)	(261,384)	(124,232)

Net Increase (Decrease) from Shares Issued and Redeemed	(34,182)	13,665	(6,656)	(70,876)	(36,560)	59,488	(20,502)	96,902

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

155

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Intermediate- Term Extended Quality Portfolio		DFA Targeted Credit Portfolio		DFA Global Core Plus Fixed Income Portfolio		DFA Investment Grad Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$47,509	$53,323	$14,171	$12,389	$67,163	$51,746	$286,693	$257,082
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(77,254)	40,461	(9,702)	15,989	(242,243)	28,593	(284,930)	138,850
Affiliated Investment Companies Shares Sold	(16)	—	(7)	(2)	(21)	(2)	(160)	(29)
Foreign Currency Transactions	—	—	(41)	203	(1,066)	755	9	(58)
Forward Currency Contracts	—	—	3,284	(1,588)	198,392	(6,483)	—	(4,789)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(335,984)	(84,316)	(91,977)	(17,991)	(612,544)	(68,149)	(2,038,092)	(522,640)
Affiliated Investment Companies Shares	(19)	(3)	(9)	—	(24)	(3)	(327)	(21)
Translation of Foreign Currency-Denominated Amounts	—	—	8	(33)	(425)	(175)	11	(40)
Forward Currency Contracts	(1)	—	(115)	(2,662)	13,136	(18,897)	407	(4,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	(365,765)	9,465	(84,388)	6,305	(577,632)	(12,615)	(2,036,389)	(135,709)

Distributions:
Institutional Class Shares	(81,214)	(67,923)	(24,970)	(7,208)	(83,818)	(51,221)	(391,343)	(257,741)
Capital Share Transactions (1):
Shares Issued	494,273	700,308	399,556	295,455	1,400,607	1,405,734	4,309,196	5,149,011
Shares Issued in Lieu of Cash Distributions	78,576	64,600	24,332	6,981	83,676	51,177	384,513	253,417
Shares Redeemed	(908,863)	(763,707)	(385,306)	(183,594)	(1,541,734)	(642,342)	(5,891,418)	(2,548,668)

Net Increase (Decrease) from Capital Share Transactions	(336,014)	1,201	38,582	118,842	(57,451)	814,569	(1,197,709)	2,853,760

Total Increase (Decrease) in Net Assets	(782,993)	(57,257)	(70,776)	117,939	(718,901)	750,733	(3,625,441)	2,460,310
Net Assets
Beginning of Year	2,073,764	2,131,021	936,850	818,911	3,119,475	2,368,742	13,622,911	11,162,601

End of Year	$1,290,771	$2,073,764	$866,074	$936,850	$2,400,574	$3,119,475	$9,997,470	$13,622,911

(1) Shares Issued and Redeemed:
Shares Issued	48,577	60,115	42,301	28,889	144,573	130,059	407,498	435,971
Shares Issued in Lieu of Cash Distributions	7,469	5,532	2,521	685	8,273	4,692	36,020	21,558
Shares Redeemed	(89,930)	(65,924)	(40,501)	(17,965)	(164,109)	(59,402)	(562,225)	(216,147)

Net Increase (Decrease) from Shares Issued and Redeemed	(33,884)	(277)	4,321	11,609	(11,263)	75,349	(118,707)	241,382

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

156

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Diversified Fixed Income Portfolio		DFA LTIP Portfolio		DFA Inflation- Protected Securities Portfolio		DFA Short-Duration Real Return Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2022	2021	2022	2021	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$48,423	$32,127	$30,436	$16,465	$527,412	$298,499	$35,209	$17,849
Capital Gain Distributions Received from Investment Securities	12,140	19,554	—	—	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(12,934)	280	(5,549)	8,757	(53,868)	3,677	(38,676)	14,388
Affiliated Investment Companies Shares Sold	(28,718)	(6)	—	—	—	—	(9)	(6)
Swap Contracts	—	—	—	—	—	—	34,935	12,579
Foreign Currency Transactions	—	—	—	—	—	—	(229)	26
Forward Currency Contracts	—	—	—	—	—	—	50,889	(7,076)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(25,114)	7,015	(184,077)	5,336	(1,345,892)	131,328	(208,259)	(22,004)
Affiliated Investment Companies Shares	(194,304)	(67,438)	—	—	—	—	(29)	5
Swap Contracts.	—	—	—	—	—	—	41,372	84,073
Translation of Foreign Currency-Denominated Amounts	—	—	—	—	—	—	(183)	36
Forward Currency Contracts	—	—	—	—	—	—	9,191	(10,062)

Net Increase (Decrease) in Net Assets Resulting from Operations	(200,507)	(8,468)	(159,190)	30,558	(872,348)	433,504	(75,789)	89,808

Distributions:
Institutional Class Shares	(66,753)	(33,400)	(37,152)	(31,821)	(527,766)	(308,232)	(18,197)	(11,481)
Capital Share Transactions (1):
Shares Issued	865,705	1,250,930	195,066	162,753	2,167,801	2,516,447	1,212,852	778,490
Shares Issued in Lieu of Cash Distributions	66,747	33,397	37,152	31,821	518,667	303,621	17,868	11,228
Shares Redeemed	(1,095,570)	(408,616)	(126,880)	(96,764)	(2,617,661)	(1,344,084)	(763,275)	(463,634)

Net Increase (Decrease) from Capital Share Transactions	(163,118)	875,711	105,338	97,810	68,807	1,475,984	467,445	326,084

Total Increase (Decrease) in Net Assets	(430,378)	833,843	(91,004)	96,547	(1,331,307)	1,601,256	373,459	404,411
Net Assets
Beginning of Year	2,361,921	1,528,078	387,222	290,675	7,223,739	5,622,483	1,797,965	1,393,554

End of Year	$1,931,543	$2,361,921	$296,218	$387,222	$5,892,432	$7,223,739	$2,171,424	$1,797,965

(1) Shares Issued and Redeemed:
Shares Issued	89,805	122,222	20,973	14,170	171,811	189,749	116,221	75,414
Shares Issued in Lieu of Cash Distributions	6,963	3,271	4,337	2,726	44,626	23,067	1,712	1,115
Shares Redeemed	(114,776)	(39,894)	(12,606)	(8,383)	(213,035)	(101,386)	(73,758)	(45,214)

Net Increase (Decrease) from Shares Issued and Redeemed	(18,008)	85,599	12,704	8,513	3,402	111,430	44,175	31,315

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0, $0, $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

157

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Global Core Plus Real Return Portfolio
		Period
		Apr 26,
	Year	2021 ʊ
	Ended	to
	Oct 31,	Oct 31,
	2022	2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$6,282	$1,439
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(37,220)	103
Swap Contracts	6,497	—
Foreign Currency Transactions	(60)	(87)
Forward Currency Contracts	21,153	2,390
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(54,424)	(5,684)
Swap Contracts	7,713	10,916
Translation of Foreign Currency-Denominated Amounts	(34)	(7)
Forward Currency Contracts	1,316	(81)

Net Increase (Decrease) in Net Assets Resulting from Operations	(48,777)	8,989

Distributions:
Institutional Class Shares	(4,464)	(950)
Capital Share Transactions (1):
Shares Issued	161,089	280,336
Shares Issued in Lieu of Cash Distributions	4,462	950
Shares Redeemed	(111,207)	(6,516)

Net Increase (Decrease) from Capital Share Transactions	54,344	274,770

Total Increase (Decrease) in Net Assets	1,103	282,809
Net Assets
Beginning of Year	282,809	—

End of Year	$283,912	$282,809

(1) Shares Issued and Redeemed:
Shares Issued	16,083	27,635
Shares Issued in Lieu of Cash Distributions	462	92
Shares Redeemed	(11,867)	(633)

Net Increase (Decrease) from Shares Issued and Redeemed	4,678	27,094

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0.

See accompanying Notes to Financial Statements.

158

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA One-Year Fixed Income Portfolio					DFA Two-Year Global Fixed Income Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$10.30	$10.30	$10.31	$10.24	$10.29	$9.91	$10.00	$10.03	$9.95	$9.99

Income from Investment Operations (A)
Net Investment Income (Loss)	0.08	(—)	0.10	0.23	0.18	0.08	0.01	0.08	0.18	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.30)	—	(0.01)	0.06	(0.06)	(0.41)	(0.04)	0.04	0.15	(0.08)

Total from Investment Operations	(0.22)	—	0.09	0.29	0.12	(0.33)	(0.03)	0.12	0.33	0.09

Less Distributions:
Net Investment Income	(0.07)	(—)	(0.10)	(0.22)	(0.17)	(0.02)	(0.06)	(0.15)	(0.25)	(0.13)

Total Distributions	(0.07)	—	(0.10)	(0.22)	(0.17)	(0.02)	(0.06)	(0.15)	(0.25)	(0.13)

Net Asset Value, End of Year	$10.01	$10.30	$10.30	$10.31	$10.24	$9.56	$9.91	$10.00	$10.03	$9.95

Total Return	(2.10%)	0.02%	0.84%	2.90%	1.22%	(3.31%)	(0.33%)	1.23%	3.42%	0.87%

Net Assets, End of Year (thousands)	$5,349,458	$5,858,298	$6,655,886	$7,418,534	$7,970,071	$5,038,948	$5,693,916	$5,321,434	$5,518,420	$5,590,939
Ratio of Expenses to Average Net Assets	0.13%	0.17%	0.17%	0.18%	0.17%	0.16%	0.17%	0.17%	0.18%	0.17%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.13%	0.17%	0.17%	0.18%	0.17%	0.16%	0.17%	0.18%	0.18%	0.17%
Ratio of Net Investment Income to Average Net Assets	0.79%	—	0.95%	2.22%	1.76%	0.85%	0.09%	0.80%	1.83%	1.73%
Portfolio Turnover Rate	67%	96%	83%	30%	68%	111%	93%	51%	59%	81%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

159

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Selectively Hedged Global Fixed Income Portfolio					DFA Five-Year Global Fixed Income Portfolio
	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$9.76	$9.76	$9.79	$9.60	$9.66	$10.78	$10.89	$10.96	$10.90	$11.03
Income from Investment Operations (A)
Net Investment Income (Loss)	0.13	0.08	0.10	0.15	0.15	0.12	0.04	0.04	0.07	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.90)	(0.08)	0.11	0.34	(0.04)	(0.88)	(0.15)	0.14	0.44	(0.07)

Total from Investment Operations	(0.77)	—	0.21	0.49	0.11	(0.76)	(0.11)	0.18	0.51	0.04

Less Distributions:
Net Investment Income	(0.17)	(—)	(0.24)	(0.30)	(0.17)	(0.12)	(—)	(0.25)	(0.45)	(0.16)
Net Realized Gains	—	—	—	—	—	—	—	—	—	(0.01)

Total Distributions	(0.17)	—	(0.24)	(0.30)	(0.17)	(0.12)	—	(0.25)	(0.45)	(0.17)

Net Asset Value, End of Year	$8.82	$9.76	$9.76	$9.79	$9.60	$9.90	$10.78	$10.89	$10.96	$10.90

Total Return	(8.03%)	0.03%	2.20%	5.29%	1.12%	(7.15%)	(0.98%)	1.64%	4.88%	0.38%

Net Assets, End of Year (thousands)	$1,019,142	$1,235,970	$1,130,900	$1,235,997	$1,210,704	$10,460,717	$13,621,273	$13,288,386	$15,555,653	$15,130,986
Ratio of Expenses to Average Net Assets	0.16%	0.17%	0.17%	0.18%	0.17%	0.23%	0.26%	0.26%	0.28%	0.27%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.16%	0.17%	0.17%	0.18%	0.17%	0.23%	0.26%	0.27%	0.29%	0.27%
Ratio of Net Investment Income to Average Net Assets	1.42%	0.80%	1.01%	1.60%	1.62%	1.17%	0.39%	0.38%	0.63%	1.03%
Portfolio Turnover Rate	62%	94%	45%	62%	63%	111%	126%	47%	46%	67%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

160

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA World Ex U.S. Government Fixed Income Portfolio					DFA Short-Term Government Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$10.10	$10.85	$10.85	$10.45	$10.22	$10.43	$10.56	$10.57	$10.38	$10.59

Income from Investment Operations (A)
Net Investment Income (Loss)	0.08	0.07	0.07	0.09	0.10	0.15	0.01	0.06	0.20	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.79)	(0.64)	0.37	1.08	0.15	(0.69)	(0.13)	0.01	0.19	(0.22)

Total from Investment Operations	(1.71)	(0.57)	0.44	1.17	0.25	(0.54)	(0.12)	0.07	0.39	(0.06)

Less Distributions:
Net Investment Income	(0.09)	(0.09)	(0.33)	(0.73)	(0.02)	(0.13)	(0.01)	(0.08)	(0.20)	(0.15)
Net Realized Gains	(0.10)	(0.09)	(0.11)	(0.04)	—	—	—	—	—	—

Total Distributions	(0.19)	(0.18)	(0.44)	(0.77)	(0.02)	(0.13)	(0.01)	(0.08)	(0.20)	(0.15)

Net Asset Value, End of Year	$8.20	$10.10	$10.85	$10.85	$10.45	$9.76	$10.43	$10.56	$10.57	$10.38

Total Return	(17.33%)	(5.34%)	4.28%	11.92%	2.42%	(5.19%)	(1.15%)	0.63%	3.75%	(0.60%)

Net Assets, End of Year (thousands)	$1,118,915	$1,723,236	$1,702,457	$1,487,373	$1,126,037	$1,571,784	$1,748,372	$2,518,761	$2,306,858	$2,304,374
Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.19%	0.20%	0.20%	0.18%	0.20%	0.20%	0.20%	0.19%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.20%	0.21%	0.22%	0.22%	0.21%	0.18%	0.20%	0.20%	0.20%	0.19%
Ratio of Net Investment Income to Average Net Assets	0.83%	0.70%	0.66%	0.85%	0.94%	1.53%	0.11%	0.52%	1.92%	1.52%
Portfolio Turnover Rate	41%	31%	41%	49%	37%	226%	58%	85%	58%	30%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

161

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Intermediate Government Fixed Income Portfolio					DFA Short-Term Extended Quality Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$12.79	$13.72	$12.99	$11.88	$12.45	$10.93	$10.97	$10.95	$10.68	$10.85

Income from Investment Operations (A)
Net Investment Income (Loss)	0.19	0.19	0.25	0.29	0.27	0.16	0.09	0.13	0.19	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.00)	(0.61)	0.74	1.10	(0.57)	(0.90)	(0.10)	0.10	0.35	(0.16)

Total from Investment Operations	(1.81)	(0.42)	0.99	1.39	(0.30)	(0.74)	(0.01)	0.23	0.54	0.03
Less Distributions:
Net Investment Income	(0.17)	(0.17)	(0.26)	(0.28)	(0.26)	(0.12)	(0.03)	(0.21)	(0.27)	(0.19)
Net Realized Gains	(0.13)	(0.34)	—	—	(0.01)	(0.01)	—	—	—	(0.01)

Total Distributions	(0.30)	(0.51)	(0.26)	(0.28)	(0.27)	(0.13)	(0.03)	(0.21)	(0.27)	(0.20)

Net Asset Value, End of Year	$10.68	$12.79	$13.72	$12.99	$11.88	$10.06	$10.93	$10.97	$10.95	$10.68

Total Return	(14.37%)	(3.20%)	7.67%	11.81%	(2.44%)	(6.81%)	(0.05%)	2.13%	5.11%	0.22%

Net Assets, End of Year (thousands)	$4,787,713	$6,200,229	$5,838,968	$5,611,187	$4,964,670	$6,497,061	$7,281,208	$6,246,736	$6,534,046	$5,650,059
Ratio of Expenses to Average Net Assets	0.11%	0.12%	0.12%	0.13%	0.12%	0.20%	0.22%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.11%	0.12%	0.12%	0.13%	0.12%	0.20%	0.22%	0.23%	0.23%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.62%	1.44%	1.85%	2.28%	2.22%	1.52%	0.80%	1.20%	1.73%	1.76%
Portfolio Turnover Rate	22%	25%	45%	25%	16%	74%	80%	40%	51%	27%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

162

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Intermediate-Term Extended Quality Portfolio					DFA Targeted Credit Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$11.49	$11.79	$11.29	$10.11	$10.85	$10.18	$10.18	$10.19	$9.80	$10.06

Income from Investment Operations (A)
Net Investment Income (Loss)	0.29	0.28	0.32	0.35	0.33	0.16	0.14	0.16	0.21	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.49)	(0.21)	0.50	1.17	(0.71)	(1.08)	(0.05)	0.07	0.42	(0.24)

Total from Investment Operations	(2.20)	0.07	0.82	1.52	(0.38)	(0.92)	0.09	0.23	0.63	(0.02)

Less Distributions:
Net Investment Income	(0.29)	(0.28)	(0.32)	(0.34)	(0.33)	(0.25)	(0.09)	(0.24)	(0.24)	(0.22)
Net Realized Gains	(0.19)	(0.09)	—	—	(0.03)	(0.02)	—	(—)	—	(0.02)

Total Distributions	(0.48)	(0.37)	(0.32)	(0.34)	(0.36)	(0.27)	(0.09)	(0.24)	(0.24)	(0.24)

Net Asset Value, End of Year	$8.81	$11.49	$11.79	$11.29	$10.11	$8.99	$10.18	$10.18	$10.19	$9.80

Total Return	(19.74%)	0.52%	7.37%	15.27%	(3.53%)	(9.17%)	0.85%	2.32%	6.51%	(0.18%)

Net Assets, End of Year (thousands)	$1,290,771	$2,073,764	$2,131,021	$1,712,376	$1,782,191	$866,074	$936,850	$818,911	$766,607	$651,780
Ratio of Expenses to Average Net Assets	0.21%	0.22%	0.22%	0.22%	0.22%	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.21%	0.22%	0.23%	0.23%	0.22%	0.22%	0.22%	0.23%	0.24%	0.23%
Ratio of Net Investment Income to Average Net Assets	2.83%	2.44%	2.80%	3.25%	3.21%	1.63%	1.41%	1.61%	2.12%	2.25%
Portfolio Turnover Rate	21%	43%	42%	19%	24%	39%	65%	35%	17%	19%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

163

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Core Plus Fixed Income Portfolio						DFA Investment Grade Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Period Jan 11, 2018 ʊ to Oct 31, 2018		Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Period	$10.67	$10.91	$10.50	$9.89	$10.00		$11.60	$11.96	$11.38	$10.38	$10.90

Income from Investment Operations (A)
Net Investment Income (Loss)	0.22	0.20	0.20	0.20	0.15		0.25	0.24	0.28	0.29	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.07)	(0.22)	0.39	0.96	(0.21)		(2.04)	(0.36)	0.57	1.00	(0.53)

Total from Investment Operations	(1.85)	(0.02)	0.59	1.16	(0.06)		(1.79)	(0.12)	0.85	1.29	(0.26)

Less Distributions:
Net Investment Income	(0.20)	(0.19)	(0.18)	(0.55)	(0.05)		(0.24)	(0.24)	(0.27)	(0.29)	(0.26)
Net Realized Gains	(0.08)	(0.03)	—	—	—		(0.10)	(—)	—	—	—

Total Distributions	(0.28)	(0.22)	(0.18)	(0.55)	(0.05)		(0.34)	(0.24)	(0.27)	(0.29)	(0.26)

Net Asset Value, End of Period	$8.54	$10.67	$10.91	$10.50	$9.89		$9.47	$11.60	$11.96	$11.38	$10.38

Total Return	(17.71%)	(0.22%)	5.69%	12.33%	(0.56	%)(B)	(15.69%)	(1.01%)	7.54%	12.60%	(2.38%)

Net Assets, End of Period (thousands)	$2,400,574	$3,119,475	$2,368,742	$1,521,379	$592,325		$9,997,470	$13,622,911	$11,162,601	$9,843,294	$8,638,793
Ratio of Expenses to Average Net Assets **	0.25%	0.28%	0.29%	0.30%	0.30	%(C)(D)(E)	0.21%	0.22%	0.22%	0.22%	0.22%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.25%	0.28%	0.29%	0.30%	0.31	%(C)(D)(E)	0.21%	0.22%	0.23%	0.23%	0.22%
Ratio of Net Investment Income to Average Net Assets	2.28%	1.87%	1.90%	1.99%	1.82	%(D)(E)	2.38%	2.02%	2.38%	2.69%	2.55%
Portfolio Turnover Rate	45%	17%	32%	14%	68	%(B)	25%	17%	22%	21%	15%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fundfees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	N/A	N/A	N/A	N/A	0.01%		N/A	N/A	N/A	N/A	N/A

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

164

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Diversified Fixed Income Portfolio										DFA LTIP Portfolio
	Year Ended Oct 31, 2022		Year Ended Oct 31, 2021		Year Ended Oct 31, 2020		Year Ended Oct 31, 2019		Year Ended Oct 31, 2018		Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$10.13		$10.36		$10.00		$9.47		$9.76		$11.94	$12.16	$10.11	$8.47	$9.31

Income from Investment Operations (A)
Net Investment Income (Loss)	0.21		0.17		0.17		0.22		0.19		0.83	0.56	0.20	0.24	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.07)		(0.22)		0.35		0.53		(0.29)		(5.17)	0.39	1.99	1.66	(0.83)

Total from Investment Operations	(0.86)		(0.05)		0.52		0.75		(0.10)		(4.34)	0.95	2.19	1.90	(0.50)

Less Distributions:
Net Investment Income	(0.21)		(0.17)		(0.16)		(0.22)		(0.19)		(0.77)	(0.52)	(0.14)	(0.22)	(0.34)
Net Realized Gains	(0.08)		(0.01)		—		—		(—)		(0.27)	(0.65)	—	(0.04)	—

Total Distributions	(0.29)		(0.18)		(0.16)		(0.22)		(0.19)		(1.04)	(1.17)	(0.14)	(0.26)	(0.34)

Net Asset Value, End of Year	$8.98		$10.13		$10.36		$10.00		$9.47		$6.56	$11.94	$12.16	$10.11	$8.47

Total Return	(8.63%)		(0.54%)		5.26%		7.97%		(1.05%)		(38.26%)	8.30%	21.75%	22.69%	(5.73%)

Net Assets, End of Year (thousands)	$1,931,543		$2,361,921		$1,528,078		$1,064,950		$796,296		$296,218	$387,222	$290,675	$215,040	$168,648
Ratio of Expenses to Average Net Assets **	0.15	%(C)	0.15	%(C)	0.15	%(C)	0.15	%(C)	0.15	%(C)	0.13%	0.13%	0.14%	0.15%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly) *	0.26	%(C)	0.26	%(C)	0.27	%(C)	0.27	%(C)	0.26	%(C)	0.13%	0.13%	0.14%	0.15%	0.14%
Ratio of Net Investment Income to Average Net Assets	2.17%		1.63%		1.61%		2.21%		1.93%		8.72%	4.86%	1.71%	2.52%	3.52%
Portfolio Turnover Rate	43%		2%		12%		3%		3%		60%	39%	65%	38%	53%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.10%		0.11%		0.11%		0.12%		0.11%			N/A	N/A	N/A	N/A
See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

165

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Inflation-Protected Securities Portfolio					DFA Short-Duration Real Return Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$13.32	$13.05	$12.03	$11.25	$11.79	$10.58	$10.05	$10.06	$9.92	$10.02

Income from Investment Operations (A)
Net Investment Income (Loss)	0.94	0.61	0.19	0.25	0.35	0.17	0.12	0.17	0.20	0.18
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.50)	0.27	0.97	0.78	(0.52)	(0.51)	0.49	0.07	0.20	(0.11)

Total from Investment Operations	(1.56)	0.88	1.16	1.03	(0.17)	(0.34)	0.61	0.24	0.40	0.07

Less Distributions:
Net Investment Income	(0.95)	(0.57)	(0.13)	(0.25)	(0.37)	(0.10)	(0.08)	(0.25)	(0.26)	(0.17)
Net Realized Gains	(0.01)	(0.04)	(0.01)	—	—	—	—	—	—	—

Total Distributions	(0.96)	(0.61)	(0.14)	(0.25)	(0.37)	(0.10)	(0.08)	(0.25)	(0.26)	(0.17)

Net Asset Value, End of Year	$10.80	$13.32	$13.05	$12.03	$11.25	$10.14	$10.58	$10.05	$10.06	$9.92

Total Return	(12.04%)	6.91%	9.69%	9.16%	(1.53%)	(3.21%)	6.13%	2.43%	4.16%	0.70%

Net Assets, End of Year (thousands)	$5,892,432	$7,223,739	$5,622,483	$4,887,736	$4,491,326	$2,171,424	$1,797,965	$1,393,554	$1,484,797	$1,441,718
Ratio of Expenses to Average Net Assets	0.11%	0.11%	0.12%	0.12%	0.12%	0.22%	0.22%	0.23%	0.24%	0.23%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisorand Fees Paid Indirectly)	0.11%	0.11%	0.12%	0.12%	0.12%	0.22%	0.22%	0.23%	0.24%	0.23%
Ratio of Net Investment Income to Average Net Assets	7.59%	4.58%	1.49%	2.13%	3.01%	1.67%	1.17%	1.68%	1.98%	1.78%
Portfolio Turnover Rate	13%	1%	15%	28%	24%	56%	72%	44%	42%	39%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

166

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Global Core Plus Real Return Portfolio
	Year Ended Oct 31, 2022	Period Apr 26, 2021 ʊ to Oct 31, 2021
Net Asset Value, Beginning of Period	$10.44	$10.00

Income from Investment Operations (A)
Net Investment Income (Loss)	0.19	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.55)	0.40

Total from Investment Operations	(1.36)	0.48

Less Distributions:
Net Investment Income	(0.13)	(0.04)
Net Realized Gains	(0.01)	—

Total Distributions	(0.14)	(0.04)

Net Asset Value, End of Period	$8.94	$10.44

Total Return	(13.16%)	4.78	%(B)

Net Assets, End of Period (thousands)	$283,912	$282,809
Ratio of Expenses to Average Net Assets	0.29%	0.30	%(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor and Fees Paid Indirectly)	0.35%	0.38	%(D)(E)
Ratio of Net Investment Income to Average Net Assets	1.90%	1.34	%(D)(E)
Portfolio Turnover Rate	80%	27	%(B)

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

167

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of one hundred and two operational portfolios, of which seventeen (the “Portfolios”) are included in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The DFA Diversified Fixed Income Portfolio achieves its investment objective by investing directly in securities as listed on its Schedule of Investments and/or in other series of the Fund as indicated below (collectively, the Underlying Funds). The Underlying Funds’ shareholder reports are included in this report. As of October 31, 2022, the Portfolio was the owner of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

Fund of Funds	Underlying Funds	Percentage Ownership at 10/31/22
DFA Diversified Fixed Income Portfolio	DFA Two-Year Global Fixed Income Portfolio	12%
	DFA Intermediate Government Fixed Income Portfolio	20%

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

168

Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy. Swap agreements will be valued at the price provided by an independent third-party pricing service or source. If a price is not available from an independent third-party pricing service or source, the swap agreement will be valued in good faith at fair value in accordance with procedures approved by the Board. These securities are generally categorized as Level 2 in the hierarchy.

Shares held by the Portfolios in other investment companies (such as the Underlying Funds shares held by the DFA Diversified Fixed Income Portfolio) are valued at their respective daily net asset values as reported by their administrator. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA World ex U.S. Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Intermediate-Term Extended Quality Portfolio, DFA Targeted Credit Portfolio, DFA Global Core Plus Fixed Income Portfolio, DFA Global Core Plus Real Return Portfolio (the "International Fixed Income Portfolios"), DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio and DFA Short-Duration Real Return Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and ask prices for the U.S. dollar as quoted by generally recognized reliable sources. To facilitate the translation, the Portfolios enter into foreign currency contracts. A foreign currency contract is a spot agreement between two parties to buy and sell currencies at current market exchange rates, for settlement generally within two business days. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio and DFA Short-Duration Real Return Portfolio may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. The DFA Selectively Hedged Global Fixed Income Portfolio may also enter into foreign currency forward contracts in order to gain exposure to foreign currencies in a more efficient manner. Forward currency contracts are marked-to-market daily based on daily forward exchange rates.

The International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio isolate the effect of foreign currency rate fluctuations when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Fixed Income Portfolios, DFA Investment Grade Portfolio, DFA Diversified Fixed Income Portfolio and DFA Short-Duration Real Return Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Treasury Inflation-Protected Securities (TIPS): Inflation-protected securities (also known as inflation indexed securities) are securities whose principal and/or interest payments are adjusted for inflation, unlike conventional debt securities that make fixed principal and interest payments. Inflation-protected securities include Treasury Inflation-Protected Securities (“TIPS”), which are securities issued by the U.S. Treasury. The principal value of TIPS is adjusted for inflation (payable at maturity) and the semi-annual interest payments by TIPS equal a fixed percentage

169

of the inflation-adjusted principal amount. These inflation adjustments are based upon the Consumer Price Index for Urban Consumers (CPI-U). The original principal value of TIPS is guaranteed, even during period of deflation. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or par amount at original issue. Other types of inflation-protected securities may use other methods to adjust for inflation and other measures of inflation. Additionally, inflation-protected securities issued by entities other than the U.S. Treasury may not provide a guarantee of principal value at maturity.

4. To-Be-Announced (TBA) Commitments: TBA commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 90 days. TBA’s may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in each Portfolio’s other assets. Unsettled TBA securities are valued by an independent pricing service based on the characteristics of the securities to be delivered or received.

5. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

6. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, using the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or the Portfolios are allocated using methods approved by the Board, generally based on average net assets.

The Portfolios may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. Additionally, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Organizational costs are expensed during the fiscal year of inception of the Portfolios. Offering costs are amortized over a twelve-month period from the inception of the Portfolios.

170

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2022, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA One-Year Fixed Income Portfolio	0.11%*
DFA Two-Year Global Fixed Income Portfolio	0.14%
DFA Selectively Hedged Global Fixed Income Portfolio	0.14%
DFA Five-Year Global Fixed Income Portfolio	0.21%*
DFA World ex U.S. Government Fixed Income Portfolio	0.17%
DFA Short-Term Government Portfolio	0.16%
DFA Intermediate Government Fixed Income Portfolio	0.09%
DFA Short-Term Extended Quality Portfolio	0.17%*
DFA Intermediate-Term Extended Quality Portfolio	0.18%*
DFA Targeted Credit Portfolio	0.18%
DFA Global Core Plus Fixed Income Portfolio	0.23%*
DFA Investment Grade Portfolio	0.18%*
DFA Diversified Fixed Income Portfolio	0.12%
DFA LTIP Portfolio	0.10%
DFA Inflation-Protected Securities Portfolio	0.09%
DFA Short-Duration Real Return Portfolio	0.18%
DFA Global Core Plus Real Return Portfolio	0.23%*

*	Effective as of February 28, 2022, the management fees payable by the following Portfolios were reduced as follows:

Portfolio	Management Fee Prior to February 28, 2022	Management Fee Effective February 28, 2022
DFA One-Year Fixed Income Portfolio	0.14%	0.10%
DFA Five-Year Global Fixed Income Portfolio	0.22%	0.20%
DFA Short-Term Extended Quality Portfolio	0.19%	0.16%
DFA Intermediate-Term Extended Quality Portfolio	0.19%	0.17%
DFA Global Core Plus Fixed Income Portfolio	0.24%	0.22%
DFA Investment Grade Portfolio	0.19%	0.17%
DFA Global Core Plus Real Return Portfolio	0.24%	0.22%

Pursuant to Amended and Restated Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver Agreements for each of the Portfolios will remain in effect through February 28, 2023. The Fee Waiver Agreements may only be terminated by the Fund’s Board of Directors prior to such applicable date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2022, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2022, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2022, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of the Institutional Class of a Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery. With respect to the DFA Short-Duration Real Return Portfolio, the Advisor shall also not be reimbursed for any management fees previously waived to offset the Portfolio’s proportionate share of the management fees paid by such Portfolio through its investment in other funds managed by the Advisor.

171

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA Selectively Hedged Global Fixed Income Portfolio (1)	0.25%	—	—	—
DFA World ex U.S. Government Fixed Income Portfolio (1)	0.20%	$123	$155	$530
DFA Short-Term Government Portfolio (2)	0.20%	—	—	—
DFA Short-Term Extended Quality Portfolio (1)	0.20%	876	77	774
DFA Intermediate-Term Extended Quality Portfolio (1)	0.21%	139	23	229
DFA Targeted Credit Portfolio (1)	0.20%	22	154	619
DFA Global Core Plus Fixed Income Portfolio (3)	0.30%	—	—	—
DFA Investment Grade Portfolio (4)	0.21%	1,139	125	856
DFA Diversified Fixed Income Portfolio (3)	0.15%	—	2,361	5,983
DFA LTIP Portfolio (1)	0.15%	—	—	—
DFA Inflation-Protected Securities Portfolio (1)	0.20%	—	—	—
DFA Short-Duration Real Return Portfolio (5)	0.24%	—	—	—
DFA Global Core Plus Real Return Portfolio (3)	0.29%	84	182	182

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of each of the Portfolios listed above (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of each Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the respective Portfolio’s average net assets (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amounts for each of DFA Short-Term Extended Quality Portfolio and DFA Intermediate-Term Extended Quality Portfolio was 0.22%.

(2)

The Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to reduce the ordinary operating expenses (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) of a class of the Portfolio so that such Portfolio Expenses, on an annualized basis, do not exceed the rate reflected above for a class of the Portfolio (the “Expense Limitation Amount”).

(3)

The Advisor has contractually agreed to waive all or a portion of its management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor, excluding money market funds, but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amount for the Portfolio was 0.30% of the average net assets of such class of the Portfolio on an annualized basis.

(4)

The Advisor has agreed to waive all or a portion of its management fee and to assume the expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in The DFA Short Term Investment Fund (the “Money Market Series”) and its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rate listed above as a percentage of the average net assets of a class of the Portfolio (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amount for the Portfolio was 0.22% of the average net assets of such class of the Portfolio on an annualized basis.

(5)

The Advisor has contractually agreed to waive up to the full amount of the Portfolio’s management fee of 0.18% to the extent necessary to offset the proportionate share of the management fees paid by the Portfolio through its investment in other funds managed by the Advisor, except for the fees paid through its investment of securities lending cash collateral in the Money Market Series (the “Underlying Funds”). In addition, under the Fee Waiver Agreement, the Advisor has also agreed to waive all or a portion of the management fee and to assume the ordinary operating expenses of a class of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through investment of its securities lending cash collateral in the Money Market Series and the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to the rate listed above as a percentage of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”).

172

Earned Income Credit:

Additionally, the Portfolios have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of the Portfolios’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Portfolio’s net assets. During the year ended October 31, 2022, expenses reduced were as follows (amounts in thousands):

Fees Paid Indirectly
DFA Two-Year Global Fixed Income Portfolio	$69
DFA Selectively Hedged Global Fixed Income Portfolio	14
DFA Five-Year Global Fixed Income Portfolio	145
DFA World ex U.S. Government Fixed Income Portfolio	41
DFA Short-Term Extended Quality Portfolio	99
DFA Intermediate-Term Extended Quality Portfolio	12
DFA Targeted Credit Portfolio	13
DFA Global Core Plus Fixed Income Portfolio	77
DFA Investment Grade Portfolio	89
DFA LTIP Portfolio	3
DFA Short-Duration Real Return Portfolio	21

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amount paid by the Fund to the CCO was $166 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA One-Year Fixed Income Portfolio	$190
DFA Two-Year Global Fixed Income Portfolio	139
DFA Selectively Hedged Global Fixed Income Portfolio	11
DFA Five-Year Global Fixed Income Portfolio	119
DFA World ex U.S. Government Fixed Income Portfolio	—
DFA Short-Term Government Portfolio	38
DFA Intermediate Government Fixed Income Portfolio	40
DFA Short-Term Extended Quality Portfolio	20
DFA Intermediate-Term Extended Quality Portfolio	7
DFA Targeted Credit Portfolio	—
DFA Global Core Plus Fixed Income Portfolio	—
DFA Investment Grade Portfolio	—
DFA Diversified Fixed Income Portfolio	—
DFA LTIP Portfolio	—
DFA Inflation-Protected Securities Portfolio	7
DFA Short-Duration Real Return Portfolio	—
DFA Global Core Plus Real Return Portfolio	—

173

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA One-Year Fixed Income Portfolio	$3,066,538	$1,944,612	$2,119,578	$1,220,336
DFA Two-Year Global Fixed Income Portfolio	3,305,605	3,239,067	3,039,192	2,663,729
DFA Selectively Hedged Global Fixed Income Portfolio	251,595	146,295	436,950	624,963
DFA Five-Year Global Fixed Income Portfolio	5,814,231	6,796,738	7,397,538	8,528,712
DFA World ex U.S. Government Fixed Income Portfolio	250,505	207,559	325,208	451,902
DFA Short-Term Government Portfolio	3,736,785	3,798,133	—	—
DFA Intermediate Government Fixed Income Portfolio	1,158,595	1,615,857	—	—
DFA Short-Term Extended Quality Portfolio	2,097,092	1,317,032	3,014,215	3,663,818
DFA Intermediate-Term Extended Quality Portfolio	92,871	132,008	257,749	639,543
DFA Targeted Credit Portfolio	107,161	105,547	242,235	226,897
DFA Global Core Plus Fixed Income Portfolio	33,743	48,866	1,252,321	1,258,221
DFA Investment Grade Portfolio	692,046	2,437,386	2,225,489	1,773,109
DFA Diversified Fixed Income Portfolio	538,379	690,368	118,160	123,825
DFA LTIP Portfolio	276,173	208,474	—	—
DFA Inflation-Protected Securities Portfolio	910,387	1,201,916	—	—
DFA Short-Duration Real Return Portfolio	601,046	547,435	1,067,801	543,986
DFA Global Core Plus Real Return Portfolio	61,188	66,701	208,698	169,931

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

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The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
DFA One-Year Fixed Income Portfolio
The DFA Short Term Investment Fund	$464,510	$5,449,175	$5,247,590	$(226)	$(37)	$665,832	57,593	$1,438	—

Total	$464,510	$5,449,175	$5,247,590	$(226)	$(37)	$665,832	57,593	$1,438	—

DFA Two-Year Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$191,506	$1,518,318	$1,675,830	$(41)	$(17)	$33,936	2,935	$203	—

Total	$191,506	$1,518,318	$1,675,830	$(41)	$(17)	$33,936	2,935	$203	—

DFA Selectively Hedged Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$11,410	$205,716	$193,824	$(5)	$(9)	$23,288	2,014	$262	—

Total	$11,410	$205,716	$193,824	$(5)	$(9)	$23,288	2,014	$262	—

DFA Five-Year Global Fixed Income Portfolio
The DFA Short Term Investment Fund	$210,450	$1,297,481	$1,476,149	$(72)	$(12)	$31,698	2,742	$907	—

Total	$210,450	$1,297,481	$1,476,149	$(72)	$(12)	$31,698	2,742	$907	—

DFA Short-Term Extended Quality Portfolio
The DFA Short Term Investment Fund	$90,204	$931,737	$944,771	$(39)	$(30)	$77,101	6,669	$1,365	—

Total	$90,204	$931,737	$944,771	$(39)	$(30)	$77,101	6,669	$1,365	—

DFA Intermediate-Term Extended Quality Portfolio
The DFA Short Term Investment Fund	$51,656	$475,806	$482,446	$(16)	$(19)	$44,981	3,891	$580	—

Total	$51,656	$475,806	$482,446	$(16)	$(19)	$44,981	3,891	$580	—

DFA Targeted Credit Portfolio
The DFA Short Term Investment Fund	$10,645	$236,100	$219,947	$(7)	$(9)	$26,782	2,317	$305	—

Total	$10,645	$236,100	$219,947	$(7)	$(9)	$26,782	2,317	$305	—

175

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
DFA Global Core Plus Fixed Income Portfolio
The DFA Short Term Investment Fund	$95,339	$557,463	$595,533	$(21)	$(24)	$57,224	4,950	—	—

Total	$95,339	$557,463	$595,533	$(21)	$(24)	$57,224	4,950	—	—

DFA Investment Grade Portfolio
The DFA Short Term Investment Fund	$490,081	$2,410,861	$2,248,284	$(160)	$(327)	$652,171	56,411	$6,517	—

Total	$490,081	$2,410,861	$2,248,284	$(160)	$(327)	$652,171	56,411	$6,517	—

DFA Diversified Fixed Income Portfolio
DFA Intermediate Government Fixed Income	$1,178,300	$118,160	$123,825	$(24,141)	$(174,070)	$974,424	91,238	$16,320	$12,140
DFA Two-Year Global Fixed Income	703,291	29,863	122,900	(4,574)	(20,232)	585,448	61,239	1,663	—
The DFA Short Term Investment Fund	114	381,581	354,528	(3)	(2)	27,162	2,349	—	—

Total	$1,881,705	$529,604	$601,253	$(28,718)	$(194,304)	$1,587,034	154,826	$17,983	$12,140

DFA Short-Duration Real Return Portfolio
The DFA Short Term Investment Fund	$17,050	$412,429	$359,063	$(9)	$(29)	$70,378	6,088	$682	—

Total	$17,050	$412,429	$359,063	$(9)	$(29)	$70,378	6,088	$682	—

DFA Global Core Plus Real Return Portfolio
DFA Short Term Investment Fund	—	$23,201	$21,134	—	—	$2,067	179	$13	—

Total	—	$23,201	$21,134	—	—	$2,067	179	$13	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains

176

tax, net foreign currency gains/losses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA One-Year Fixed Income Portfolio
2021	$1,592	—	—	$1,592
2022	41,461	—	—	41,461
DFA Two-Year Global Fixed Income Portfolio
2021	30,533	—	—	30,533
2022	13,251	—	—	13,251
DFA Selectively Hedged Global Fixed Income Portfolio
2021	353	—	—	353
2022	21,454	—	—	21,454
DFA Five-Year Global Fixed Income Portfolio
2021	3,819	—	—	3,819
2022	138,146	—	—	138,146
DFA World ex U.S. Government Fixed Income Portfolio
2021	18,746	$10,937	—	29,683
2022	14,658	16,048	—	30,706
DFA Short-Term Government Portfolio
2021	1,444	—	—	1,444
2022	21,142	—	—	21,142
DFA Intermediate Government Fixed Income Portfolio
2021	91,121	131,228	—	222,349
2022	78,465	63,393	—	141,858
DFA Short-Term Extended Quality Portfolio
2021	21,477	—	—	21,477
2022	75,449	9,077	—	84,526
DFA Intermediate-Term Extended Quality Portfolio
2021	52,008	15,915	—	67,923
2022	46,253	34,961	—	81,214
DFA Targeted Credit Portfolio
2021	7,207	—	—	7,207
2022	23,056	1,914	—	24,970
DFA Global Core Plus Fixed Income Portfolio
2021	48,617	2,604	—	51,221
2022	62,263	21,555	—	83,818
DFA Investment Grade Portfolio
2021	257,741	—	—	257,741
2022	274,726	116,617	—	391,343

177

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Diversified Fixed Income Portfolio
2021	$31,946	$1,454	—	$33,400
2022	48,872	17,880	—	66,752
DFA LTIP Portfolio
2021	16,485	15,336	—	31,821
2022	28,431	8,721	—	37,152
DFA Inflation-Protected Securities Portfolio
2021	290,081	18,151	—	308,232
2022	524,096	3,670	—	527,766
DFA Short-Duration Real Return Portfolio
2021	11,480	—	—	11,480
2022	18,197	—	—	18,197
DFA Global Core Plus Real Return Portfolio
2021	950	—	—	950
2022	4,464	—	—	4,464

As of October 31, 2022, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA One-Year Fixed Income Portfolio	$(3,587)	—	$(3,587)
DFA Short-Term Government Portfolio	(2,433)	—	(2,433)
DFA Intermediate Government Fixed Income Portfolio	(3,619)	—	(3,619)
DFA Short-Term Extended Quality Portfolio	(10,749)	—	(10,749)
DFA Intermediate-Term Extended Quality Portfolio	(948)	—	(948)
DFA Targeted Credit Portfolio	(869)	—	(869)
DFA Global Core Plus Fixed Income Portfolio	(5,653)	—	(5,653)
DFA Investment Grade Portfolio	(16,025)	—	(16,025)
DFA Diversified Fixed Income Portfolio	(327)	—	(327)
DFA LTIP Portfolio	(1,786)	—	(1,786)
DFA Inflation-Protected Securities Portfolio	(13,688)	—	(13,688)
DFA Short-Duration Real Return Portfolio	(3,464)	—	(3,464)
DFA Global Core Plus Real Return Portfolio	(503)	—	(503)

As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA One-Year Fixed Income Portfolio	—	—	$(40,629)	$(141,186)	$(181,815)
DFA Two-Year Global Fixed Income Portfolio	$43,690	—	(114,648)	(161,643)	(232,601)

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	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	$(92,562)	$(79,213)	$(171,775)
DFA Five-Year Global Fixed Income Portfolio	$86,766	—	(828,027)	(465,793)	(1,207,054)
DFA World ex U.S. Government Fixed Income Portfolio	—	—	(56,846)	(249,720)	(306,566)
DFA Short-Term Government Portfolio	2,371	—	(130,007)	(32,831)	(160,467)
DFA Intermediate Government Fixed Income Portfolio	7,684	—	(136,576)	(760,995)	(889,887)
DFA Short-Term Extended Quality Portfolio	63,779	—	(143,822)	(482,793)	(562,836)
DFA Intermediate-Term Extended Quality Portfolio	394	—	(77,554)	(286,983)	(364,143)
DFA Targeted Credit Portfolio	118	—	(9,223)	(91,338)	(100,443)
DFA Global Core Plus Fixed Income Portfolio	26,331	—	(216,687)	(417,770)	(608,126)
DFA Investment Grade Portfolio	22,165	—	(284,253)	(1,703,614)	(1,965,702)
DFA Diversified Fixed Income Portfolio	—	—	(17,487)	(228,242)	(245,729)
DFA LTIP Portfolio	215	—	(3,949)	(139,685)	(143,419)
DFA Inflation-Protected Securities Portfolio	—	—	(53,673)	(703,192)	(756,865)
DFA Short-Duration Real Return Portfolio	27,521	—	(2,543)	(50,018)	(25,040)
DFA Global Core Plus Real Return Portfolio	1,667	—	(24,260)	(23,078)	(45,671)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA One-Year Fixed Income Portfolio	$40,629	$40,629
DFA Two-Year Global Fixed Income Portfolio	114,648	114,648
DFA Selectively Hedged Global Fixed Income Portfolio	92,562	92,562
DFA Five-Year Global Fixed Income Portfolio	828,027	828,027
DFA World ex U.S. Government Fixed Income Portfolio	56,846	56,846
DFA Short-Term Government Portfolio	130,007	130,007
DFA Intermediate Government Fixed Income Portfolio	136,576	136,576
DFA Short-Term Extended Quality Portfolio	143,822	143,822
DFA Intermediate-Term Extended Quality Portfolio	77,554	77,554
DFA Targeted Credit Portfolio	9,223	9,223
DFA Global Core Plus Fixed Income Portfolio	216,687	216,687
DFA Investment Grade Portfolio	284,253	284,253
DFA Diversified Fixed Income Portfolio	17,487	17,487
DFA LTIP Portfolio	3,949	3,949

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	Unlimited	Total
DFA Inflation-Protected Securities Portfolio	$53,673	$53,673
DFA Short-Duration Real Return Portfolio	2,543	2,543
DFA Global Core Plus Real Return Portfolio	24,260	24,260

During the year ended October 31, 2022, the following Portfolio used the following capital loss carryforwards to offset realized capital gains for federal income tax purposes (amount in thousands):

DFA Short-Duration Real Return Portfolio	$8,130

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA One-Year Fixed Income Portfolio	$6,146,876	$23	$(141,207)	$(141,184)
DFA Two-Year Global Fixed Income Portfolio	5,173,697	4,528	(165,685)	(161,157)
DFA Selectively Hedged Global Fixed Income Portfolio	1,099,513	2,549	(81,761)	(79,212)
DFA Five-Year Global Fixed Income Portfolio	10,853,929	20,216	(475,458)	(455,242)
DFA World ex U.S. Government Fixed Income Portfolio	1,346,651	485	(249,815)	(249,330)
DFA Short-Term Government Portfolio	1,602,585	—	(32,831)	(32,831)
DFA Intermediate Government Fixed Income Portfolio	5,504,036	—	(760,997)	(760,997)
DFA Short-Term Extended Quality Portfolio	6,961,761	4,034	(486,577)	(482,543)
DFA Intermediate-Term Extended Quality Portfolio	1,548,009	2	(286,986)	(286,984)
DFA Targeted Credit Portfolio	913,687	503	(91,731)	(91,228)
DFA Global Core Plus Fixed Income Portfolio	2,940,182	527	(417,753)	(417,226)
DFA Investment Grade Portfolio	12,216,352	215	(1,703,926)	(1,703,711)
DFA Diversified Fixed Income Portfolio	2,191,144	274	(228,516)	(228,242)
DFA LTIP Portfolio	434,315	—	(139,685)	(139,685)
DFA Inflation-Protected Securities Portfolio	6,578,265	—	(703,192)	(703,192)
DFA Short-Duration Real Return Portfolio	2,247,390	1,916	(52,874)	(50,958)
DFA Global Core Plus Real Return Portfolio	281,979	19,927	(43,138)	(23,211)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

180

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

2. Inflation Protection Risks: Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the DFA Diversified Fixed Income Portfolio, DFA LTIP Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Duration Real Return Portfolio and DFA Global Core Plus Real Return Portfolio may be irregular. Although the U.S. Treasury guarantees to pay at maturity at least the original face value of any inflation-protected securities the Treasury issues, other issuers may not offer the same guarantee. Also, inflation-protected securities, including those issued by the U.S. Treasury, are not protected against deflation. As a result, in a period of deflation, the inflation-protected securities held by a Portfolio may not pay income and the Portfolio may suffer a loss during such periods. While inflation-protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in a Portfolio’s value. For example, if interest rates rise due to reasons other than inflation, the Portfolio’s investment in these securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measures. Additionally, positive adjustments to principal generally will result in taxable income to a Portfolio at the time of such adjustments (which generally would be distributed by the Portfolio as part of its taxable dividends), even though the principal amount is not paid until maturity. The current market value of inflation-protected securities is not guaranteed and will fluctuate.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by Portfolios.

3. Forward Currency Contracts: The Portfolios listed below may enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged. Each contract is valued daily and the change in value is recorded by the Portfolio as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of forward currency contracts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on forward currency contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

4. Swap Agreements: The Portfolios noted below may enter into inflation swap agreements to seek inflation protection. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used by the Portfolios to hedge the inflation risk in nominal bonds (i.e. non-inflation indexed bonds) thereby creating “synthetic” inflation-indexed bonds. Among other reasons, one factor that may lead to changes in the values of inflation swap agreements are changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real

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interest rates may rise, which may lead to a change in the value of an inflation swap agreement. Additionally, payments received by the Portfolios from inflation swap agreements will result in taxable income, either as ordinary income or capital gains, which will increase the amount of taxable distributions received by shareholders.

Most swap agreements entered into by the Portfolio will calculate the obligations of the parties to the agreement on a “net” basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid to avoid any potential leveraging of the Portfolio’s portfolio. To the extent that a Portfolio reasonably expects a swap cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolio will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Portfolio’s net assets. Inflation swap agreements are not currently subject to mandatory central clearing and exchange-trading.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. Parties to uncleared swaps face greater counterparty credit risk than those engaging in cleared swaps since performance of uncleared swap obligations is the responsibility only of the swap counterparty rather than a clearing house, as is the case with cleared swaps. As a result, a Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default, insolvency or bankruptcy of a swap agreement counterparty beyond any collateral received. In such an event, the Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor.

5. Repurchase Agreements: The Portfolios may engage in repurchase agreement transactions with institutions that the Advisor has determined are creditworthy. The Portfolios, through their custodian, receive delivery of underlying securities collateralizing a repurchase agreement. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Portfolios and the counterparty. The counterparty will be required to maintain collateral with a value at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delay or restrictions upon the Portfolios’ ability to dispose of the collateral and a possible decline in the value of the collateral during the period while the Portfolios seek to assert its rights.

Repurchase agreements (“RA”) permit the Portfolios, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the RA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the RA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the RA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the Portfolios upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the RA counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolios’ obligation under bankruptcy law to return the excess to the counterparty.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2022 was as follows (amounts in thousands):

	Forward Currency Contracts*	Swap Contracts**
DFA Two-Year Global Fixed Income Portfolio	$2,355,660	$—
DFA Selectively Hedged Global Fixed Income Portfolio	424,011	—
DFA Five-Year Global Fixed Income Portfolio	3,092,450	—
DFA World ex U.S. Government Fixed Income Portfolio	1,660,594	—
DFA Short-Term Extended Quality Portfolio	1,473,055	—

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	Forward Currency Contracts*	Swap Contracts**
DFA Intermediate-Term Extended Quality Portfolio	$10	$—
DFA Targeted Credit Portfolio	67,079	—
DFA Global Core Plus Fixed Income Portfolio	1,655,706	—
DFA Investment Grade Portfolio	3,774	—
DFA Short-Duration Real Return Portfolio	532,024	1,962,692
DFA Global Core Plus Real Return Portfolio	174,400	302,231

*	Average amount of Currency Purchased/Sold in USD.
**	Average Notional Value of agreements.

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2022 (amounts in thousands):

	Asset Derivatives Value
	Total Value at October 31, 2022	Forward Currency Contracts (1)	Swap Contracts (2)
DFA Two-Year Global Fixed Income Portfolio	$21,623	$21,623	—
DFA Selectively Hedged Global Fixed Income Portfolio	3,193	3,193	—
DFA Five-Year Global Fixed Income Portfolio	33,013	33,013	—
DFA World ex U.S. Government Fixed Income Portfolio	7,150	7,150	—
DFA Short-Term Extended Quality Portfolio	12,945	12,945	—
DFA Targeted Credit Portfolio	439	439	—
DFA Global Core Plus Fixed Income Portfolio	13,548	13,548	—
DFA Investment Grade Portfolio	473	473	—
DFA Short-Duration Real Return Portfolio	121,128	3,754	$117,374
DFA Global Core Plus Real Return Portfolio	20,624	1,995	18,629

	Liability Derivatives Value
	Total Value at October 31, 2022	Forward Currency Contracts (3)	Swap Contracts (4)
DFA Two-Year Global Fixed Income Portfolio	$(22,368)	$(22,368)	—
DFA Selectively Hedged Global Fixed Income Portfolio	(955)	(955)	—
DFA Five-Year Global Fixed Income Portfolio	(42,926)	(42,926)	—
DFA World ex U.S. Government Fixed Income Portfolio	(8,753)	(8,753)	—
DFA Short-Term Extended Quality Portfolio	(6,984)	(6,984)	—
DFA Intermediate-Term Extended Quality Portfolio	(1)	(1)	—
DFA Targeted Credit Portfolio	(683)	(683)	—
DFA Global Core Plus Fixed Income Portfolio	(8,759)	(8,759)	—
DFA Investment Grade Portfolio	(66)	(66)	—
DFA Short-Duration Real Return Portfolio	(3,710)	(2,684)	$(1,026)
DFA Global Core Plus Real Return Portfolio	(760)	(760)	—

(1)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Forward Currency Contracts.
(2)	Presented on Statements of Assets and Liabilities as Unrealized Gain on Swap Contracts.
(3)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Forward Currency Contracts.
(4)	Presented on Statements of Assets and Liabilities as Unrealized Loss on Swap Contracts.

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The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2022 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Total	Forward Currency Contracts (1)	Swap Contracts (2)
DFA Two-Year Global Fixed Income Portfolio	$213,512	$213,512	—
DFA Selectively Hedged Global Fixed Income Portfolio	14,368	14,368	—
DFA Five-Year Global Fixed Income Portfolio	303,472	303,472	—
DFA World ex U.S. Government Fixed Income Portfolio	218,171	218,171	—
DFA Short-Term Extended Quality Portfolio	153,469	153,469	—
DFA Targeted Credit Portfolio	3,284	3,284	—
DFA Global Core Plus Fixed Income Portfolio	198,392	198,392	—
DFA Short-Duration Real Return Portfolio	85,824	50,889	$34,935
DFA Global Core Plus Real Return Portfolio	27,650	21,153	6,497

	Change in Unrealized Appreciation (Depreciation) on Derivatives
	Total	Forward Currency Contracts (3)	Swap Contracts (4)
DFA Two-Year Global Fixed Income Portfolio	$21,548	$21,548	—
DFA Selectively Hedged Global Fixed Income Portfolio	6,949	6,949	—
DFA Five-Year Global Fixed Income Portfolio	23,390	23,390	—
DFA World ex U.S. Government Fixed Income Portfolio	5,493	5,493	—
DFA Short-Term Extended Quality Portfolio	13,469	13,469	—
DFA Intermediate-Term Extended Quality Portfolio	(1)	(1)	—
DFA Targeted Credit Portfolio	(115)	(115)	—
DFA Global Core Plus Fixed Income Portfolio	13,136	13,136	—
DFA Investment Grade Portfolio	407	407	—
DFA Short-Duration Real Return Portfolio	50,563	9,191	$41,372
DFA Global Core Plus Real Return Portfolio	9,029	1,316	7,713

(1)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Forward Currency Contracts.
(2)	Presented on Statements of Operations as Net Realized Gain (Loss) on: Swap Contracts.
(3)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Forward Currency Contracts.
(4)	Presented on Statements of Operations as Change in Unrealized Appreciation (Depreciation) of: Swap Contracts.

Offsetting of Derivative Assets and Derivative Liabilities:

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and

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forward currency contracts and typically contains, among other things, provisions in the event of a default and/or termination event and may also include collateral posting items. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted, if any, and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Portfolios are subject to master netting agreements (“MNA”) with certain counterparties that govern the terms of derivative transactions and reduce the counterparty risk associated with such transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different MNA, possibly resulting in the need for multiple agreements with a single counterparty. As the MNA’s are specific to unique operations of different asset types, they allow each Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single MNA with a counterparty. Certain MNA’s contain provisions which allow for the net settlement of receivable and payable positions with the same counterparty if defined conditions are met.

The following table presents the Portfolios’ gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Portfolios as of October 31, 2022 (amounts in thousands):

		Net Amounts of Assets	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)	Presented in the Statements of Assets and Liabilities	Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Presented in the Statements of Assets and Liabilities	Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)
	Assets						Liabilities
DFA Two-Year Global Fixed Income Portfolio
Bank of New York Mellon	$1,122	$1,122	$(461)	—	—	$661	$461	$461	$(461)	—	—	—
HSBC Bank	1,847	1,847	(1,847)	—	—	—	1,986	1,986	(1,847)	—	—	$139
State Street Bank and Trust	1,529	1,529	(1,529)	—	—	—	5,208	5,208	(1,529)	—	—	3,679
Bank of America Corp.	6,264	6,264	(3,156)	—	—	3,108	3,156	3,156	(3,156)	—	—	—
JP Morgan	401	401	—	—	—	401	—	—	—	—	—	—
Barclays Capital	3,638	3,638	—	—	—	3,638	—	—	—	—	—	—
Citibank, N.A.	2,319	2,319	(1,746)	—	—	573	1,746	1,746	(1,746)	—	—	—
Societe Generale	288	288	(41)	—	—	247	41	41	(41)	—	—	—
UBS AG	4,214	4,214	(4,214)	—	—	—	6,551	6,551	(4,214)	—	—	2,337
Morgan Stanley and Co. International	—	—	—	—	—	—	19	19	—	—	—	19
Royal Bank of Canada	—	—	—	—	—	—	3,199	3,199	—	—	—	3,199

Total	$21,622	$21,622	$(12,994)	—	—	$8,628	$22,367	$22,367	$(12,994)	—	—	$9,373

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		Net Amounts of Assets	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)	Presented in the Statements of Assets and Liabilities	Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Presented in the Statements of Assets and Liabilities	Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)
	Assets						Liabilities
DFA Selectively Hedged Global Fixed Income Portfolio
UBS AG	$85	$85	$(85)	—	—	—	$165	$165	$(85)	—	—	$80
Bank of America Corp.	426	426	(426)	—	—	—	539	539	(426)	—	—	113
State Street Bank and Trust	446	446	(250)	—	—	$196	250	250	(250)	—	—	—
HSBC Bank	1,341	1,341	—	—	—	1,341	—	—	—	—	—	—
JP Morgan	142	142	—	—	—	142	—	—	—	—	—	—
Citibank, N.A.	6	6	—	—	—	6	—	—	—	—	—	—
NatWest Markets PLC	747	747	—	—	—	747	—	—	—	—	—	—
Bank of New York Mellon	—	—	—	—	—	—	1	1	—	—	—	1

Total	$3,193	$3,193	$(761)	—	—	$2,432	$955	$955	$(761)	—	—	$194

DFA Five-Year Global Fixed Income Portfolio
UBS AG	$2,651	$2,651	$(2,651)	—	—	—	$7,152	$7,152	$(2,651)	—	—	$4,501
JP Morgan	6,846	6,846	—	—	—	$6,846	—	—	—	—	—	—
HSBC Bank	6,681	6,681	(6,681)	—	—	—	11,877	11,877	(6,681)	—	—	5,196
Citibank, N.A.	3,019	3,019	(2,843)	—	—	176	2,843	2,843	(2,843)	—	—	—
Bank of America Corp.	6,648	6,648	(2,709)	—	—	3,939	2,709	2,709	(2,709)	—	—	—
Morgan Stanley and Co. International	2,847	2,847	(1,007)	—	—	1,840	1,007	1,007	(1,007)	—	—	—
State Street Bank and Trust	3,438	3,438	(3,438)	—	—	—	12,567	12,567	(3,438)	—	—	9,129
Societe Generale	—	—	—	—	—	—	2,863	2,863	—	—	—	2,863
Bank of New York Mellon	832	832	(832)	—	—	—	1,909	1,909	(832)	—	—	1,077
Australia & New Zealand Banking Group Ltd.	51	51	—	—	—	51	—	—	—	—	—	—

Total	$33,013	$33,013	$(20,161)	—	—	$12,852	$42,927	$42,927	$(20,161)	—	—	$22,766

DFA World ex U.S. Government Fixed Income Portfolio
State Street Bank and Trust	$3,436	$3,436	$(400)	—	—	$3,036	$400	$400	$(400)	—	—	—
Citibank, N.A.	131	131	(131)	—	—	—	2,789	2,789	(131)	—	—	$2,658
Bank of America Corp.	2,005	2,005	(2,005)	—	—	—	2,868	2,868	(2,005)	—	—	863
JP Morgan	—	—	—	—	—	—	1,622	1,622	—	—	—	1,622
HSBC Bank	818	818	(126)	—	—	692	126	126	(126)	—	—	—
Morgan Stanley and Co. International	587	587	(1)	—	—	586	1	1	(1)	—	—	—
UBS AG	14	14	(14)	—	—	—	947	947	(14)	—	—	933
Royal Bank of Canada	112	112	—	—	—	112	—	—	—	—	—	—
Australia & New Zealand Banking Group Ltd.	47	47	—	—	—	47	—	—	—	—	—	—
Societe Generale	—	—	—	—	—	—	1	1	—	—	—	1

Total	$7,150	$7,150	$(2,677)	—	—	$4,473	$8,754	$8,754	$(2,677)	—	—	$6,077

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		Net Amounts of Assets	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)	Presented in the Statements of Assets and Liabilities	Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Presented in the Statements of Assets and Liabilities	Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)
	Assets						Liabilities
DFA Short-Term Extended Quality Portfolio
Bank of New York Mellon	$166	$166	$(166)	—	—	—	$1,601	$1,601	$(166)	—	—	$1,435
Bank of America Corp.	1,963	1,963	—	—	—	$1,963	—	—	—	—	—	—
State Street Bank and Trust	5,676	5,676	(693)	—	—	4,983	693	693	(693)	—	—	—
UBS AG	362	362	(362)	—	—	—	2,711	2,711	(362)	—	—	2,349
HSBC Bank	2,592	2,592	(1,527)	—	—	1,065	1,527	1,527	(1,527)	—	—	—
Citibank, N.A.	2,086	2,086	(453)	—	—	1,633	453	453	(453)	—	—	—
JP Morgan	101	101	—	—	—	101	—	—	—	—	—	—

Total	$12,946	$12,946	$(3,201)	—	—	$9,745	$6,985	$6,985	$(3,201)	—	—	$3,784

DFA Intermediate-Term Extended Quality Portfolio
Citibank, N.A.	—	—	—	—	—	—	$1	$1	—	—	—	$1

Total	—	—	—	—	—	—	$1	$1	—	—	—	$1

DFA Targeted Credit Portfolio
Morgan Stanley and Co. International	$210	$210	$(3)	—	—	$207	$3	$3	$(3)	—	—	—
Societe Generale	34	34	—	—	—	34	—	—	—	—	—	—
Citibank, N.A.	18	18	(18)	—	—	—	18	18	(18)	—	—	—
Bank of New York Mellon	106	106	—	—	—	106	—	—	—	—	—	—
State Street Bank and Trust	7	7	(7)	—	—	—	351	351	(7)	—	—	$344
HSBC Bank	64	64	(64)	—	—	—	311	311	(64)	—	—	247

Total	$439	$439	$(92)	—	—	$347	$683	$683	$(92)	—	—	$591

DFA Global Core Plus Fixed Income Portfolio
Bank of New York Mellon	$1,159	$1,159	$(78)	—	—	$1,081	$78	$78	$(78)	—	—	—
Citibank, N.A.	213	213	(213)	—	—	—	1,513	1,513	(213)	—	—	$1,300
HSBC Bank	3,776	3,776	(460)	—	—	3,316	460	460	(460)	—	—	—
Morgan Stanley and Co. International	2,157	2,157	(8)	—	—	2,149	8	8	(8)	—	—	—
State Street Bank and Trust	2,135	2,135	(2,135)	—	—	—	4,524	4,524	(2,135)	—	—	2,389
UBS AG	4,099	4,099	(947)	—	—	3,152	947	947	(947)	—	—	—
Australia & New Zealand Banking Group Ltd.	10	10	—	—	—	10	—	—	—	—	—	—
Societe Generale	—	—	—	—	—	—	1,230	1,230	—	—	—	1,230

Total	$13,549	$13,549	$(3,841)	—	—	$9,708	$8,760	$8,760	$(3,841)	—	—	$4,919

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		Net Amounts of Assets	Gross Amounts Not Offset in the Statements of Assets and Liabilities					Net Amounts of Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description	Gross Amounts of Recognized Assets (a)	Presented in the Statements of Assets and Liabilities	Financial Instruments (b)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount (c)	Gross Amounts of Recognized Liabilities (a)	Presented in the Statements of Assets and Liabilities	Financial Instruments (d)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount (e)

	Assets						Liabilities
DFA Investment Grade Portfolio
Bank of America Corp.	$152	$152	—	—	—	$152	—	—	—	—	—	—
Citibank, N.A.	—	—	—	—	—	—	$66	$66	—	—	—	$66
HSBC Bank	135	135	—	—	—	135	—	—	—	—	—	—
State Street Bank and Trust	186	186	—	—	—	186	—	—	—	—	—	—

Total	$473	$473	—	—	—	$473	$66	$66	—	—	—	$66

DFA Short-Duration Real Return Portfolio
Bank of America Corp	$46,008	$46,008	$(498)	$(45,510)	—	—	$498	$498	$(498)	—	—	—
Citibank, N.A.	25,366	25,366	(199)	—	$(24,870)	$297	199	199	(199)	—	—	—
Deutsche Bank AG	45,272	45,272	(446)	—	(44,170)	656	446	446	(446)	—	—	—
Morgan Stanley and Co. International	1,074	1,074	(575)	—	(499)	—	575	575	(575)	—	—	—
HSBC Bank	654	654	(218)	—	—	436	218	218	(218)	—	—	—
State Street Bank and Trust	2,027	2,027	(1,587)	—	—	440	1,587	1,587	(1,587)	—	—	—
Societe Generale	403	403	—	—	—	403	—	—	—	—	—	—
Bank of New York Mellon	291	291	(155)	—	—	136	155	155	(155)	—	—	—
Barclays Capital	10	10	(10)	—	—	—	31	31	(10)	—	—	$21
Intercontinental Exchange, Inc.	22	22	—	—	—	22	—	—	—	—	—	—

Total	$121,127	$121,127	$(3,688)	$(45,510)	$(69,539)	$2,390	$3,709	$3,709	$(3,688)	—	—	$21

DFA Global Core Plus Real Return Portfolio
Bank of America Corp.	$10,330	$10,330	—	—	—	$10,330	—	—	—	—	—	—
Citibank, N.A.	1,016	1,016	$(316)	—	$(700)	—	$316	$316	$(316)	—	—	—
Deutsche Bank AG	7,310	7,310	—	—	(6,749)	561	—	—	—	—	—	—
Morgan Stanley and Co. International	248	248	(240)	—	—	8	240	240	(240)	—	—	—
State Street Bank and Trust	659	659	(5)	—	—	654	5	5	(5)	—	—	—
Bank of New York Mellon	62	62	(1)	—	—	61	1	1	(1)	—	—	—
HSBC Bank	998	998	(5)	—	—	993	5	5	(5)	—	—	—
UBS AG	1	1	(1)	—	—	—	193	193	(1)	—	—	$192

Total	$20,624	$20,624	$(568)	—	$(7,449)	$12,607	$760	$760	$(568)	—	—	$192

(a)	No amounts have been netted against the gross amounts recognized in the Statements of Assets and Liabilities.
(b)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(c)	Represents the net amount due from counterparties in the event of default.
(d)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar agreements that management elects not to offset on the Statements of Assets and Liabilities.

(e)	Represents the net amount due to counterparties in the event of default.

Note I contains information regarding securities lending amounts that are subject to netting arrangements.

188

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

For the year ended October 31, 2022, borrowings by the following Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2022
DFA World ex U.S. Government Fixed Income Portfolio	0.98%	$29,018	5	$4	$35,355	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022, that the Portfolio’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolios did not use the interfund lending program during the year ended October 31, 2022.

I. Securities Lending:

Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other

189

party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA One-Year Fixed Income Portfolio
Agency Obligations, Bonds, U.S. Treasury Obligations	$153,569	—	—	—	$153,569
DFA Two-Year Global Fixed Income Portfolio
Bonds	33,875	—	—	—	33,875
DFA Selectively Hedged Global Fixed Income Portfolio
Bonds	23,112	—	—	—	23,112
DFA Five-Year Global Fixed Income Portfolio
Bonds	22,320	—	—	—	22,320
DFA Short-Term Extended Quality Portfolio
Bonds, U.S. Treasury Obligations	80,339	—	—	—	80,339
DFA Intermediate-Term Extended Quality Portfolio
Agency Obligations, Bonds	47,645	—	—	—	47,645
DFA Targeted Credit Portfolio
Bonds	24,363	—	—	—	24,363
DFA Global Core Plus Fixed Income Portfolio
Bonds	57,631	—	—	—	57,631
DFA Investment Grade Portfolio
Agency Obligations, Bonds	655,631	—	—	—	655,631
DFA Diversified Fixed Income Portfolio
U.S. Treasury Obligations	49,399	—	—	—	49,399

190

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Short-Duration Real Return Portfolio
Bonds	$68,577	—	—	—	$68,577
DFA Global Core Plus Real Return Portfolio
Bonds	2,048	—	—	—	2,048

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminates the asset segregation framework previously used by the Portfolios to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Portfolios began complying with the Valuation Rule on August 1, 2022.

L. Other:

As of October 31, 2022, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

191

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA One-Year Fixed Income Portfolio	4	75%
DFA Two-Year Global Fixed Income Portfolio	5	84%
DFA Selectively Hedged Global Fixed Income Portfolio	3	85%
DFA Five-Year Global Fixed Income Portfolio	3	78%
DFA World ex U.S. Government Fixed Income Portfolio	5	81%
DFA Short-Term Government Portfolio	5	91%
DFA Intermediate Government Fixed Income Portfolio	4	85%
DFA Short-Term Extended Quality Portfolio	4	82%
DFA Intermediate-Term Extended Quality Portfolio	3	79%
DFA Targeted Credit Portfolio	3	88%
DFA Global Core Plus Fixed Income Portfolio	5	93%
DFA Investment Grade Portfolio	4	82%
DFA Diversified Fixed Income Portfolio	3	94%
DFA LTIP Portfolio	6	79%
DFA Inflation-Protected Securities Portfolio	3	47%
DFA Short-Duration Real Return Portfolio	4	86%
DFA Global Core Plus Real Return Portfolio	3	93%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

192

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DFA Investment Dimensions Group Inc. and Shareholders of each of the seventeen portfolios listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the portfolios indicated in the table below (seventeen of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Portfolio	Statement of operations	Statement of changes in net assets	Financial highlights

DFA One-Year Fixed Income Portfolio

DFA Two-Year Global Fixed Income Portfolio

DFA Selectively Hedged Global Fixed Income Portfolio

DFA Five-Year Global Fixed Income Portfolio

DFA World ex U.S. Government Fixed Income Portfolio

DFA Short-Term Government Portfolio

DFA Intermediate Government Fixed Income Portfolio

DFA Short-Term Extended Quality Portfolio

DFA Intermediate-Term Extended Quality Portfolio

DFA Targeted Credit Portfolio

DFA Global Core Plus Fixed Income Portfolio

DFA Investment Grade Portfolio

DFA Diversified Fixed Income Portfolio

DFA LTIP Portfolio

DFA Inflation-Protected Securities Portfolio

DFA Short-Duration Real Return Portfolio

	For the year ended October 31, 2022	For the years ended October 31, 2022 and 2021	For each of the periods indicated therein

DFA Global Core Plus Real Return Portfolio	For the year ended October 31, 2022	For the year ended October 31, 2022 and the period from April 26, 2021 (commencement of operations) through October 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

193

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, brokers and transfer agents of the investee funds; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

194

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

DFA Two-Year Fixed Income Portfolio vs.

ICE BofA 1-3 Year US Corporate & Government Index

October 31, 2012-October 31, 2022

DFA Two-Year Government Portfolio vs.

ICE BofA 1-3 Year US Treasury & Agency Index

October 31, 2012-October 31, 2022

195

MANAGEMENT’S DISCUSSION AND ANALYSIS

Fixed Income Market Review	12 Months Ended October 31, 2022

Bond yields generally increased in the U.S. during the 12 months ended October 31, 2022. Longer-term government bonds generally underperformed shorter-term government bonds for the period. Bond yields also increased across global developed markets, resulting in the general underperformance of longer-term government bonds across global developed markets as well.

Long-term bond indices generally underperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2022. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned -3.35%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) returned -29.51%. Within the U.S., the Bloomberg U.S. Treasury Bond Index 1-3 Years returned -4.85%, while the Bloomberg U.S. Treasury Bond Index 20+ Years returned -33.73%.

	October 31, 2021	October 31, 2022	Change
One-Month Treasury Bill (yield)	0.06%	3.73%	3.67%
Ten-Year U.S. Treasury Notes (yield)	1.55%	4.10%	2.55%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields.

During the period under review, within the taxable bond market, the ultra-short-term Portfolios employing a variable maturity approach generally focused on the longer end of their eligible maturity range, reflecting a generally upwardly sloped ultra-short-term segment of eligible yield curves. The short-term Portfolios employing a variable maturity approach typically shortened duration by focusing on the one- to three-year maturity range as higher expected returns generally resided within this segment, reflecting the flat to inverted nature of eligible yield curves beyond three-years. The intermediate-term Portfolios employing a variable maturity approach focused on a combination of short- and long-term securities as certain eligible yield curves were generally upwardly sloped in their long-term segments. Realized term premiums were generally negative during the period.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing higher expected credit premiums.

196

Credit spreads widened over the period, indicating larger expected credit premiums. As a result, the variable credit Portfolios generally increased their allocations to single-A, BBB, and where allowable and appropriate, BB rated bonds during the period. Realized credit premiums were generally negative, as corporate bonds underperformed their government bond counterparts. Corporate bonds also generally underperformed securitized bonds during the period.

For the tax-exempt market, Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration ranges, reflecting the relatively flat slope of eligible municipal curves during the period. Realized term premiums were generally negative for municipal securities during the period.

DFA Two-Year Fixed Income Portfolio

The DFA Two-Year Fixed Income Portfolio is designed to maximize total returns consistent with preservation of capital by investing in high-quality fixed income securities maturing in three years or less. The weighted average maturity of the Portfolio will not exceed two years. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio increased to 1.22 years as of October 31, 2022, from 1.06 years as of October 31, 2021.

For the 12 months ended October 31, 2022, total returns were -4.25% for the Portfolio and -4.98% for the ICE BofA 1-3 Year U.S. Corporate & Government Index, the Portfolio’s benchmark. Credit spreads widened over the period, indicating larger expected credit premiums. As such, the Portfolio’s allocation to corporate securities was increased, but remained underweight relative to the benchmark. Realized credit premiums were generally negative during the period. As a result, the Portfolio’s underweight to corporate securities and exclusion of single-A and BBB rated corporate securities contributed positively to relative performance. During the period, the U.S. Treasury yield curve was generally upwardly sloped along the Portfolio’s eligible maturity range but became flat to inverted beyond two-years later in the period, indicating smaller expected term premiums. As such, the Portfolio’s duration was increased at the beginning of the period and then decreased later in the period. Over the full 12 months, the Portfolio’s weighted average duration was shorter than that of the benchmark. Realized term premiums were generally negative during the period. As a result, the Portfolio’s shorter weighted average duration, relative to the benchmark, contributed positively to relative performance.

DFA Two-Year Government Portfolio

The DFA Two-Year Government Portfolio is designed to maximize total returns consistent with preservation of capital by investing in securities of the U.S. government and its agencies maturing in three years or less (under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities that mature within two years). The Portfolio also maintains an average portfolio maturity of two years or less. The investment strategy uses a variable maturity approach and shifts maturities based on changes in the yield curve. The strategy uses current yields and identifies favorable maturity ranges of expected returns based on potential buy and sell strategies. Maturity targets are shifted based on Dimensional’s expectations for term premiums. The weighted average duration of the Portfolio slightly decreased to 1.03 years as of October 31, 2022, from 1.05 years as of October 31, 2021.

197

For the 12 months ended October 31, 2022, total returns were -4.06% for the Portfolio and -4.67% for the ICE BofA 1-3 Year U.S. Treasury & Agency Index, the Portfolio’s benchmark. During the period, the U.S. Treasury yield curve was generally upwardly sloped along the Portfolio’s eligible maturity range but became flat to inverted beyond two-years later in the period, indicating smaller expected term premiums. As such, the Portfolio’s duration was increased at the beginning of the period and then decreased later in the period. Over the full 12 months, the Portfolio’s weighted average duration was shorter than that of the benchmark. Realized term premiums were generally negative during the period. As a result, the Portfolio’s shorter weighted average duration, relative to the benchmark, contributed positively to relative performance.

198

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLES

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Two-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$988.30	0.21%	$1.05
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

199

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
DFA Two-Year Government Portfolio
Actual Fund Return	$1,000.00	$989.80	0.17%	$0.85
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

200

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following tables, which present portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, are provided in compliance with this requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

FIXED INCOME PORTFOLIOS

DFA Two-Year Fixed Income Portfolio
Communications	1.4%
Consumer, Non-cyclical	0.7%
Energy	2.1%
Financial	20.6%
Foreign Government	22.7%
Multi-National	4.1%
Supranational	11.9%
Technology	1.5%
U.S. Government	35.0%

100.0%

DFA Two-Year Government Portfolio
U.S. Government	100.0%

100.0%

201

DFA TWO-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount	Value†
	(000)
BONDS — (64.5%)
Agence Francaise de Developpement EPIC
3.125%, 06/30/24	3,000	$2,917,782
Alberta, Province of Canada
2.950%, 01/23/24	1,350	1,320,260
Amazon.com, Inc.
2.730%, 04/13/24	1,000	973,661
0.450%, 05/12/24	927	869,309
Apple, Inc.
2.850%, 05/11/24	2,000	1,944,777
Asian Development Bank
# 1.625%, 03/15/24	4,050	3,884,031
0.375%, 06/11/24	100	93,379
Asian Infrastructure Investment Bank
2.250%, 05/16/24	1,000	963,100
BNG Bank NV
Ω 2.625%, 02/27/24	398	387,071
Ω 3.500%, 08/26/24	300	293,661
Caisse d’Amortissement de la Dette Sociale
3.375%, 03/20/24	3,025	2,969,201
0.375%, 05/27/24	1,050	981,036
Canadian Imperial Bank of Commerce
3.500%, 09/13/23	3,000	2,959,689
CDP Financial, Inc.
3.150%, 07/24/24	500	486,582
Cooperatieve Rabobank UA
1.375%, 01/10/25	2,230	2,048,044
CPPIB Capital, Inc.
Ω 3.000%, 06/13/24	1,500	1,457,042
Equinor ASA
2.650%, 01/15/24	2,812	2,735,202
Erste Abwicklungsanstalt
0.250%, 03/01/24	3,800	3,580,573
European Bank for Reconstruction & Development
0.250%, 07/10/23	2,000	1,939,480
European Investment Bank
3.125%, 12/14/23	1,750	1,721,230
3.250%, 01/29/24	234	230,073
2.625%, 03/15/24	1,000	973,770
Export Development Canada
2.625%, 02/21/24	2,225	2,168,428
FMS Wertmanagement
2.750%, 01/30/24	750	732,682
0.375%, 05/06/24	1,000	937,412
Inter-American Development Bank
3.000%, 02/21/24	628	615,000

	Face Amount	Value†
	(000)
3.250%, 07/01/24	993	$969,538
International Bank for Reconstruction & Development
2.500%, 03/19/24	1,562	1,517,780
2.250%, 03/28/24	2,533	2,452,059
Kommunalbanken AS
0.250%, 12/08/23	950	904,628
2.750%, 02/05/24	3,132	3,056,732
Kommunekredit
1.000%, 12/15/23	3,190	3,060,218
Kommuninvest I Sverige AB
0.375%, 02/16/24	2,500	2,364,250
Ω 1.375%, 05/08/24	1,000	950,840
1.375%, 05/08/24	500	475,275
Kreditanstalt fuer Wiederaufbau
0.250%, 03/08/24	1,900	1,791,559
1.625%, 05/10/24	500	477,791
Landeskreditbank Baden-Wuerttemberg Foerderbank
0.250%, 02/12/24	1,838	1,737,395
2.000%, 07/23/24	900	859,952
Manitoba, Province of Canada
2.600%, 04/16/24	750	727,463
National Australia Bank Ltd.
Ω 1.388%, 01/12/25	2,760	2,553,300
Nederlandse Waterschapsbank NV
1.125%, 03/15/24	200	190,654
Ontario, Province of Canada
3.050%, 01/29/24	4,000	3,917,720
Province of Alberta Canada
3.350%, 11/01/23	2,447	2,414,895
Roche Holdings, Inc.
Ω 1.882%, 03/08/24	1,000	961,110
Skandinaviska Enskilda Banken AB
Ω 0.650%, 09/09/24	261	238,911
Svensk Exportkredit AB
1.750%, 12/12/23	1,850	1,790,948
0.375%, 03/11/24	1,000	943,230
0.375%, 07/30/24	1,000	928,233
3.625%, 09/03/24	300	293,932
Svenska Handelsbanken AB
# 3.900%, 11/20/23	2,900	2,854,865
Ω 0.550%, 06/11/24	500	464,119
Swedbank AB
Ω 0.600%, 09/25/23	1,322	1,264,942
Westpac Banking Corp.
3.300%, 02/26/24	2,500	2,452,683

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DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount (000)	Value†
1.019%, 11/18/24	1,300	$1,198,370

TOTAL BONDS		83,995,867

U.S. TREASURY OBLIGATIONS — (34.7%)
U.S. Treasury Notes
0.125%, 10/15/23	4,650	4,453,465
0.375%, 10/31/23	6,250	5,988,769
0.250%, 11/15/23	7,250	6,928,564
0.500%, 11/30/23	13,100	12,534,551
0.750%, 12/31/23	11,450	10,945,037
0.125%, 01/15/24	3,750	3,551,514
0.375%, 04/15/24	850	799,100

TOTAL U.S. TREASURY OBLIGATIONS		45,201,000

TOTAL INVESTMENT SECURITIES (Cost $133,284,031)		129,196,867

	Shares	Value†
TEMPORARY CASH INVESTMENTS — (0.1%)
State Street Institutional U.S. Government Money Market Fund 3.010%	201,202	$201,202

SECURITIES LENDING COLLATERAL — (0.7%)
@§ The DFA Short Term Investment Fund	76,601	885,583

TOTAL INVESTMENTS — (100.0%) (Cost $134,370,892)		$130,283,652

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	—	$83,995,867	—	$83,995,867
U.S. Treasury Obligations	—	45,201,000	—	45,201,000
Temporary Cash Investments	$201,202	—	—	201,202
Securities Lending Collateral	—	885,583	—	885,583

TOTAL	$201,202	$130,082,450	—	$130,283,652

See accompanying Notes to Financial Statements.

203

DFA TWO-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Face Amount	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (99.6%)
U.S. Treasury Notes
0.125%, 07/31/23	13,900	$13,439,563
0.125%, 08/15/23	2,150	2,075,170
0.125%, 08/31/23	2,950	2,839,605
0.250%, 09/30/23	17,150	16,480,078
0.125%, 10/15/23	17,200	16,473,031
0.375%, 10/31/23	17,175	16,457,139
0.250%, 11/15/23	17,750	16,963,037
0.500%, 11/30/23	8,975	8,587,603
2.125%, 11/30/23	8,425	8,204,173
0.125%, 12/15/23	17,750	16,883,994
0.750%, 12/31/23	16,075	15,366,067
2.625%, 12/31/23	1,500	1,466,543
0.125%, 01/15/24	17,750	16,810,498
0.875%, 01/31/24	17,700	16,887,598
0.125%, 02/15/24	450	424,740
0.375%, 04/15/24	3,900	3,666,457

TOTAL U.S. TREASURY OBLIGATIONS Cost ($ 177,991,415)		173,025,296

	Shares
TEMPORARY CASH INVESTMENTS — (0.4%)
State Street Institutional U.S. Government Money Market Fund 3.010%	644,348	644,348

TOTAL INVESTMENTS — (100.0%) (Cost $ 178,635,763)		$173,669,644

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$173,025,296	—	$173,025,296
Temporary Cash Investments	$644,348	—	—	644,348

TOTAL	$644,348	$173,025,296	—	$173,669,644

See accompanying Notes to Financial Statements.

204

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	DFA Two-Year Fixed Income Portfolio*	DFA Two-Year Government Portfolio
ASSETS:
Investment Securities at Value (including $871 and $0 of securities on loan, respectively)	$129,197	$173,025
Temporary Cash Investments at Value & Cost	201	644
Collateral from Securities on Loan Invested in Affiliate at Value (including cost of $886 and $0, respectively)	886	—
Receivables:
Investment Securities Sold	1	—
Dividends and Interest	569	237
Securities Lending Income	1	—
Fund Shares Sold	63	16
Prepaid Expenses and Other Assets	11	14

Total Assets	130,929	173,936

LIABILITIES:
Payables:
Upon Return of Securities Loaned	891	—
Investment Securities Purchased	—	289
Fund Shares Redeemed	228	1,651
Due to Advisor	25	14
Accrued Expenses and Other Liabilities	16	18

Total Liabilities	1,160	1,972

NET ASSETS.	$129,769	$171,964

Institutional Class Shares — based on net assets of $129,769 and $171,964 and shares outstanding of 13,744,191 and 18,503,431, respectively	$9.44	$9.29

NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

Investment Securities at Cost	$133,284	$177,991

NET ASSETS CONSIST OF:
Paid-In Capital	$136,250	$181,669
Total Distributable Earnings (Loss)	(6,481)	(9,705)

NET ASSETS	$129,769	$171,964

*	See Note H in the Notes to Financial Statements for additional information about securities lending collateral.

See accompanying Notes to Financial Statements.

205

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	DFA Two-Year Fixed Income Portfolio#	DFA Two-Year Government Portfolio
Investment Income
Interest	$1,651	$1,758
Income from Securities Lending	22	—

Total Investment Income	1,673	1,758

Fund Expenses
Investment Management Fees	169	189
Accounting & Transfer Agent Fees	22	34
Custodian Fees	4	2
Filing Fees	27	25
Shareholders’ Reports	10	20
Directors’/Trustees’ Fees & Expenses	—	1
Professional Fees	1	1
Previously Waived Fees Recovered by Advisor (Note C)	22	13
Other	5	5

Total Fund Expenses	260	290

Fees Waived, Expenses Reimbursed by Advisor (Note C)	6	—

Net Expenses	254	290

Net Investment Income (Loss)	1,419	1,468

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	(2,310)	(3,566)
Affiliated Investment Companies Shares Sold	(6)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,928)	(4,647)

Net Realized and Unrealized Gain (Loss)	(6,244)	(8,213)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,825)	$(6,745)

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.
#	Portion of income is from investment in affiliated fund.

See accompanying Notes to Financial Statements.

206

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Two-Year Fixed Income Portfolio		DFA Two-Year Government Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,419	$(4)	$1,468	$(128)
Net Realized Gain (Loss) on:
Investment Securities Sold*,**	(2,310)	20	(3,566)	28
Affiliated Investment Companies Shares Sold	(6)	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,928)	(181)	(4,647)	(378)

Net Increase (Decrease) in Net Assets Resulting from Operations	(4,825)	(165)	(6,745)	(478)

Distributions:
Institutional Class Shares	(1,088)	(21)	(1,120)	—
Capital Share Transactions (1):
Shares Issued	95,462	28,935	70,032	57,744
Shares Issued in Lieu of Cash Distributions	1,088	21	1,120	—
Shares Redeemed	(57,017)	(33,068)	(56,599)	(49,714)

Net Increase (Decrease) from Capital Share Transactions	39,533	(4,112)	14,553	8,030

Total Increase (Decrease) in Net Assets	33,620	(4,298)	6,688	7,552
Net Assets
Beginning of Year	96,149	100,447	165,276	157,724

End of Year	$129,769	$96,149	$171,964	$165,276

(1) Shares Issued and Redeemed:
Shares Issued	9,875	2,907	7,401	5,911
Shares Issued in Lieu of Cash Distributions	114	2	120	—
Shares Redeemed	(5,922)	(3,321)	(5,975)	(5,088)

Net Increase (Decrease) from Shares Issued and Redeemed	4,067	(412)	1,546	823

*	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2022 of $0 and $0, respectively.
**	Net of foreign capital gain taxes withheld for the fiscal year ended October 31, 2021 of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA Two-Year Fixed Income Portfolio					DFA Two-Year Government Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$9.94	$9.96	$9.97	$9.91	$9.98	$9.75	$9.78	$9.77	$9.72	$9.81

Income from Investment Operations (A)
Net Investment Income (Loss)	0.11	(—)	0.10	0.23	0.19	0.08	(0.01)	0.04	0.20	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.53)	(0.02)	—	0.07	(0.10)	(0.48)	(0.02)	0.03	0.05	(0.11)

Total from Investment Operations	(0.42)	(0.02)	0.10	0.30	0.09	(0.40)	(0.03)	0.07	0.25	0.06

Less Distributions:
Net Investment Income	(0.08)	(—)	(0.11)	(0.24)	(0.16)	(0.06)	—	(0.06)	(0.20)	(0.15)

Total Distributions	(0.08)	—	(0.11)	(0.24)	(0.16)	(0.06)	—	(0.06)	(0.20)	(0.15)

Net Asset Value, End of Year	$9.44	$9.94	$9.96	$9.97	$9.91	$9.29	$9.75	$9.78	$9.77	$9.72

Total Return	(4.25%)	(0.18%)	1.00%	3.07%	0.86%	(4.06%)	(0.31%)	0.77%	2.63%	0.60%

Net Assets, End of Year (thousands)	$129,769	$96,149	$100,447	$105,173	$128,569	$171,964	$165,276	$157,724	$121,148	$124,210
Ratio of Expenses to Average Net Assets	0.21%	0.21%	0.22%	0.25%	0.21%	0.17%	0.20%	0.21%	0.26%	0.20%
Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	0.21%	0.24%	0.25%	0.25%	0.21%	0.17%	0.21%	0.22%	0.26%	0.20%
Ratio of Net Investment Income to Average Net Assets	1.17%	—	0.98%	2.34%	1.92%	0.88%	(0.08%)	0.45%	2.06%	1.76%
Portfolio Turnover Rate	108%	186%	65%	50%	89%	121%	108%	103%	57%	115%

See page 1-2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

208

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ten portfolios, two of which, DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (the “Portfolios”) are presented in this report. The remaining operational portfolios are presented in separate reports. The Portfolios are investment companies, and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Portfolios use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, and futures contracts)

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

Debt securities held by the Portfolios are valued on the basis of evaluated prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities that are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures approved by the Board of Directors of the Fund. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value of the Portfolio is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 or Level 3 in the hierarchy.

A summary of the inputs used to value the Portfolios’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated

209

as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolios. For the year ended October 31, 2022, the Portfolios’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

DFA Two-Year Fixed Income Portfolio	0.14%
DFA Two-Year Government Portfolio	0.11	%*

*	Effective as of February 28, 2022, the management fee payable by DFA Two-Year Government Portfolio was reduced from 0.14% to 0.10%.

Pursuant to Fee Waiver and/or Expense Assumption Agreements (each, a “Fee Waiver Agreement”), the Advisor has contractually agreed to waive certain fees, and in certain instances, assume certain expenses of the Portfolios, as described below. The Fee Waiver Agreement for the Portfolios will remain in effect through February 28, 2023, may only be terminated by the Fund’s Board of Directors prior to that date and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. During the year ended October 31, 2022, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or assumed expenses (amounts in thousands), as listed below. The net amount of waived fees/expenses assumed (recovered previously waived fees/expenses assumed) during the year ended October 31, 2022, and the previously waived fees/expenses assumed subject to future recovery by the Advisor as of October 31, 2022, are also reflected below (amounts in thousands). At any time that the Portfolio Expenses (defined below) of the Institutional Class of a Portfolio are less than the Expense Limitation Amount listed below, the Advisor retains the right to recover fees previously waived and/or expenses previously assumed to the extent that the expense ratio following such recovery would be less than the Expense Limitation Amount that was in place when such prior year fees were waived and/or expenses assumed, and less than the current Expense Limitation Amount in place for the Portfolio. The Fund, on behalf of the Portfolios, is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limitation Amount	Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
DFA Two-Year Fixed Income Portfolio (1)	0.21%	$22	$6	$23
DFA Two-Year Government Portfolio (1)	0.17%	13	—	—

210

(1)

The Advisor has contractually agreed to waive all or a portion of its management fee and assume the ordinary operating expenses of a class of a Portfolio (excluding the expenses that the Portfolio incurs indirectly through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio, on an annualized basis, to the rates listed above as a percentage of a class of the Portfolio’s average net assets (the “Expense Limitation Amount”). Prior to February 28, 2022, the Expense Limitation Amount for the DFA Two-Year Government Portfolio was 0.20%.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amount paid by the Fund to the CCO was $20 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

DFA Two-Year Fixed Income Portfolio	$2
DFA Two-Year Government Portfolio	3

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Portfolios made the following purchases and sales of investment securities, other than short-term securities and in-kind redemptions (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
DFA Two-Year Fixed Income Portfolio	$113,528	$107,802	$80,901	$15,873
DFA Two-Year Government Portfolio	245,859	197,866	—	—

For the year ended October 31, 2022, transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
DFA Two-Year Fixed Income Portfolio
The DFA Short Term Investment Fund	$18,891	$293,285	$311,284	$(6)	—	$886	77	$103	—

Total	$18,891	$293,285	$311,284	$(6)	—	$886	77	$103	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

211

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income, accumulated net realized gains or losses, or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022, can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” non-deductible expenses, realized foreign capital gains tax, net foreign currency gains/losses, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, distributions received from real estate investment trusts and distribution redesignations, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
DFA Two-Year Fixed Income Portfolio
2021	$21	—	—	$21
2022	1,088	—	—	1,088
DFA Two-Year Government Portfolio
2021	—	—	—	—
2022	1,120	—	—	1,120

As of October 31, 2022, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
DFA Two-Year Fixed Income Portfolio	$(141)	—	$(141)
DFA Two-Year Government Portfolio	(146)	—	(146)

As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
DFA Two-Year Fixed Income Portfolio	$178	—	$(2,567)	$(4,090)	$(6,479)
DFA Two-Year Government Portfolio	197	—	(4,501)	(5,398)	(9,702)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Portfolios had the following capital loss carryforwards available to offset future realized capital gains with no expiration date (amounts in thousands):

	Unlimited	Total
DFA Two-Year Fixed Income Portfolio	$2,567	$2,567
DFA Two-Year Government Portfolio	$4,501	$4,501

212

During the year ended October 31, 2022, the Portfolios did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
DFA Two-Year Fixed Income Portfolio	$134,374	$1	$(4,091)	$(4,090)
DFA Two-Year Government Portfolio	179,068	—	(5,398)	(5,398)

The difference between GAAP-basis and tax-basis unrealized gains (losses) can occur as a result of wash sales and net mark-to-market gains (losses) on regulated futures contracts, net mark-to-market gains (losses) on foreign currency contracts, and differences in the tax treatment of passive foreign investment company investments or other investments.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolios’ tax positions and has concluded that no additional provision for income tax is required in the Portfolios’ financial statements. The Portfolios are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

There were no borrowings by the Portfolios under the lines of credit during the year ended October 31, 2022.

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Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolios may participate in an interfund lending program among certain portfolios managed by the Advisor. The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Portfolios did not use the interfund lending program during the year ended October 31, 2022.

H. Securities Lending:

Each Portfolio with securities on loan invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities, and such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, the Portfolio could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Portfolio with securities on loan will generally invest the cash collateral received for the loaned securities in the Money Market Series, an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Income received from the Money Market Series is netted with fees for securities lending and collateral investment expenses and with other payments to and from borrowers of securities. Such Portfolios also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated or unaffiliated money market funds that are registered or unregistered. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. Additionally, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or, other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible for taxation at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2022 (amounts in thousands):

	Remaining Contractual Maturity of the Agreements As of October 31, 2022
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
DFA Two-Year Fixed Income Portfolio Bonds, U.S. Treasury Obligations	$891	—	—	—	$891

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I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Portfolios’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Portfolios could enter, eliminates the asset segregation framework previously used by the Portfolios to comply with Section 18 of the 1940 Act, and requires Portfolios whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Portfolios began complying with the Derivatives Rule on August 19, 2022.

On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Portfolios began complying with the Valuation Rule on August 1, 2022.

K. Other:

As of October 31, 2022, the following number of shareholders held the following approximate percentages of the Portfolios’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
DFA Two-Year Fixed Income Portfolio	3	95%
DFA Two-Year Government Portfolio	4	98%

The Portfolios are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Portfolios, individually or in aggregate, will not have a material adverse impact on the Portfolios’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

215

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

216

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of DFA Two-Year Fixed Income Portfolio and DFA Two-Year Government Portfolio (two of the portfolios constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Portfolios”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022, and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

217

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were three Nominating Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2022.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

218

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

219

Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since December 2021	Robert E. McDonough Professor of Business Administration and Finance, McDonough School of Business, Georgetown University (since 2003); Director, Georgetown Center for Financial Markets and Policy (since 2010); and Vice Provost of Faculty (2016-2020), Georgetown University.	147 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); Director, REAN Cloud (technology) (2015-2018); Director, FBR & Co. (investment banking) (2011- 2017); and Director, Brightwood Capital Advisors, L.P. (private equity) (2013- 2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM- Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	147 portfolios in 5 investment companies	None

220

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	147 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	147 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since December 2021

Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management; Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).

				147 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	147 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (2 investment companies within the fund complex) (13 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since December 2021	Professor of Finance, Yale School of Management (since 2004).	147 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (since 2017); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017-July 2017).

221

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021).	147 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

222

Interested Directors/Trustees

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since December 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and Dimensional ETF Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Head of Global Financial Advisor Services for Dimensional Fund Advisors LP (since 2007) and Dimensional Investment LLC (since 2017); Formerly, Vice President (2007 – 2017) of all the DFA Entities; Formerly, Head of Global Advisor Services for Dimensional Investment LLC (2011-2017).	147 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director since December 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of Dimensional Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director, Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of the DFA Entities; Formerly, Vice President (2007 – 2017) of the DFA Entities; Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of Dimensional Fund Advisors Canada ULC. Formerly, Director of Dimensional Fund Advisors Pte. Ltd. (2017-2018) and Dimensional Fund Advisors Ltd. (2018-2021).	147 portfolios in 5 investment companies	None

1	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
2

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

223

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019	Vice President and Assistant Secretary of • DFAIDG, DIG, DFAITC and DEM (since 2019) • Dimensional ETF Trust (since 2020) Vice President (since January 2018) of • Dimensional Holdings Inc.

224

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional Fund Advisors LP • Dimensional Investment LLC • DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017

Executive Vice President of

•  all the DFA Entities (since 2017)

•  Dimensional ETF Trust (since 2020)

Director and Vice President (since 2016) of

•  Dimensional Japan Ltd.

Chairman (since 2018) of

•  Dimensional Fund Advisors Canada ULC

President and Director (since 2016) of

•  Dimensional Fund Advisors Canada ULC

Vice President (since 2008) and Director (since 2016) of

•  DFA Australia Limited

Director (since 2016) of

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Hong Kong Limited

Vice President of

•  Dimensional Advisors Ltd. (since 2016)

•  Dimensional Hong Kong Limited (since 2016)

•  Dimensional Fund Advisors Pte. Ltd. (since 2019)

Formerly, Director (2016-2021) of

•  Dimensional Fund Advisors Ltd.

Formerly, Vice President (2004 – 2017) of

•  all the DFA Entities

Formerly, Vice President (2010 – 2016) of

•  Dimensional Fund Advisors Canada ULC

Formerly, Vice President (2016-2019) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Interim Chief Executive Officer (2019-2020) of

•  Dimensional Fund Advisors Pte. Ltd.

Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for

•  Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021

Chief Operating Officer (since June 2021) of

•  the DFA Fund Complex

Executive Vice President (since January 2020)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Chief Operating Officer (since December 2019)

•  Dimensional Holdings Inc.

•  Dimensional Fund Advisors LP

•  Dimensional Investment LLC

•  DFA Securities LLC

Vice President (since 2020) of

•  DFA Australia Limited

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Ireland Limited

•  Dimensional Japan Ltd.

225

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020-June 2021) of

•  the DFA Fund Complex

Formerly, Senior Vice President, Business Operations (March 2019 – October 2019) at

•  Delphix Inc.

Formerly, Chief Operating Officer Global Technology & Operations, Managing Director (2014 – 2018) of

•  BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021

Vice President (since June 2021) of

•  the DFA Fund Complex

Vice President, Chief Financial Officer and Treasurer (since September 2020)of

•  DFA Australia Limited

•  Dimensional Fund Advisors Canada ULC

•  DFA Securities LLC

•  Dimensional Advisors Ltd.

•  Dimensional Fund Advisors LP

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Pte. Ltd.

•  Dimensional Holdings Inc.

•  Dimensional Hong Kong Limited

•  Dimensional Investment LLC

Vice President (since March 2021) of

•  Dimensional Ireland Limited

Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of

•  Lord Abbett & Co. LLC

Formerly, Chief Financial Officer (2017—2020), and Treasurer (2003—2017)of

•  Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021

Vice President and Assistant Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Data Integrity Team Lead (December 2019 – April 2021) of

•  Clearwater Analytics

Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004

Vice President (since 2004) of

•  all the DFA Entities

Vice President (since 2020) of

•  Dimensional ETF Trust

Vice President and Assistant Secretary (since 2010) of

•  Dimensional Cayman Commodity Fund I Ltd.

Formerly, Assistant Secretary (2017-2019) of

•  all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

•  Dimensional Ireland Limited (since 2020)

226

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Assistant Treasurer of • DFAIDG, DIG, DFAITC and DEM (since 2017) • Dimensional ETF Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010) • Dimensional Cayman Commodity Fund I Ltd. (since 2010) • Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021

Vice President, Chief Financial Officer, and Treasurer (since June 2021) of

•  the DFA Fund Complex

Formerly, Director (May 2019 – January 2021) at

•  INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at

•  OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001

President of

•  DFAIDG, DIG, DFAITC and DEM (since 2017)

•  Dimensional ETF Trust (since 2020)

General Counsel of

•  all the DFA Entities (since 2001)

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc (since 2006)

•  Dimensional Investment LLC (since 2009)

•  DFA Canada LLC (since 2009)

•  Dimensional ETF Trust (since 2020)

Executive Vice President (since 2017) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  DFA Securities LLC

•  Dimensional Investment LLC

Secretary of

•  Dimensional Fund Advisors LP (since 2006)

•  Dimensional Holdings Inc. (since 2006)

•  DFA Securities LLC (since 2006)

•  Dimensional Investment LLC (since 2009)

Vice President (since 1997) and Secretary (since 2002) of

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

Vice President and Secretary of

•  Dimensional Fund Advisors Canada ULC (since 2003)

•  DFA Canada LLC (since 2009)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd (since 2014)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

Vice President and Assistant Secretary (since 2012) of

•  Dimensional Hong Kong Limited

Director of

•  Dimensional Australia Limited (since 2007)

•  Dimensional Funds plc (since 2002)

•  Dimensional Funds II plc (since 2006)

•  Director of Dimensional Japan Ltd. (since 2012)

•  Dimensional Advisors Ltd. (since 2012)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional Ireland Limited (since 2018)

227

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

•  Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021

Vice President (since September 2021) of

•  the DFA Fund Complex

Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Chief Compliance Officer (since July 2020) of:

•  DFA Australia Limited

•  Dimensional Fund Advisors Ltd.

•  Dimensional Fund Advisors Canada ULC

Formerly, Deputy Chief Compliance Officer (2013-2020) of:

•  DFA Fund Complex

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Formerly, Vice President (2013-2020) of:

•  DFA Fund Complex

Formerly, Director (2019-2021) of:

•  Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•  Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

Vice President of

•  DFA Securities LLC (since 2010)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Canada ULC (since 2016)

Assistant Secretary (since 2016) of

•  DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020

Chief Compliance Officer (since 2020)

•  the DFA Fund Complex

•  Vice President (since 2016) of

•  DFA Securities LLC

•  Dimensional Fund Advisors LP

•  Dimensional Holdings Inc.

•  Dimensional Investment LLC

228

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

Formerly, Vice President – Senior Compliance Officer

•  Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)

Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan

•  Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020

Vice President and Assistant Treasurer (since 2020) of

•  the DFA Fund Complex

Vice President

•  Dimensional Holdings Inc. (since 2016)

•  Dimensional Fund Advisors LP (since 2016)

•  Dimensional Investment LLC (since 2016)

•  DFA Securities LLC (since 2016)

•  Dimensional Fund Advisors Canada ULC (since 2020)

1	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

229

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at https://www.dimensional.com/us-en/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

230

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2022. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2022 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2022 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2022.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
DFA One-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	56%	—	—	58%	—
DFA Two-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA Selectively Hedged Global
Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	—	—
DFA Five-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
DFA World ex U.S. Government Fixed Income Portfolio	48%	—	52%	—	—	100%	—	—	—	—	—	—	—
DFA Short-Term Government Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—
DFA Intermediate Government Fixed Income Portfolio	55%	—	45%	—	—	100%	—	—	100%	—	—	100%	—
DFA Short-Term Extended Quality Portfolio	89%	—	11%	—	—	100%	—	—	50%	—	—	100%	—
DFA Intermediate-Term Extended Quality Portfolio	57%	—	43%	—	—	100%	—	—	4%	—	—	85%	—
DFA Targeted Credit Portfolio	92%	—	8%	—	—	100%	—	—	7%	—	—	79%	—
DFA Global Core Plus Fixed Income Portfolio	71%	3%	26%	—	—	100%	—	—	1%	—	—	100%	100%
DFA Investment Grade Portfolio	70%	1%	29%	—	—	100%	—	—	37%	—	—	100%	100%
DFA Diversified Fixed Income Portfolio	73%	—	27%	—	—	100%	—	—	80%	—	—	78%	100%
DFA LTIP Portfolio	77%	—	23%	—	—	100%	—	—	100%	—	—	100%	—
DFA Inflation-Protected Securities Portfolio	99%	—	1%	—	—	100%	—	—	100%	—	—	100%	—
DFA Short-Duration Real Return Portfolio	100%	—	—	—	—	100%	—	—	14%	—	—	76%	—
DFA Global Core Plus Real Return Portfolio	96%	4%	—	—	—	100%	—	—	8%	—	—	100%	100%

See accompanying Notes to Financial Statements.

231

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Dimensional Investment Group Inc.
DFA Two-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	62%	—	—	59%	—
DFA Two-Year Government Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

See accompanying Notes to Financial Statements.

232

DFA103122-024A 00281086

Annual Report

Year Ended: October 31, 2022

DIMENSIONAL INVESTMENT GROUP INC.

Global Equity Portfolio

Global Allocation 60/40 Portfolio

Global Allocation 25/75 Portfolio

December 2022

Dear Shareholder,

For more than four decades, Dimensional has been innovating on behalf of investors, using financial science to pursue higher expected returns across a range of market conditions.

We start with what clients are seeking and determine how best to deliver strategies to meet those needs through a systematic approach designed to add value over indexing. Every day, we manage our strategies through a flexible process that allows us to consistently focus on reducing costs and controlling risks. We believe in sensible ideas that we can implement well. And we’re committed to continuing to enhance the investment solutions and services we provide to empower financial professionals.

On behalf of everyone at Dimensional, we thank you for entrusting us with your investments.

Sincerely,

David P. Butler	Gerard O’Reilly
CO-CHIEF EXECUTIVE OFFICER	CO-CHIEF EXECUTIVE OFFICER and CHIEF INVESTMENT OFFICER

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

ANNUAL REPORT

This report is submitted for the information of each Global Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Footnotes
†	See Note B to Financial Statements.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective Portfolio and its respective pro-rata share of its Underlying Funds.

All Statements, Schedules and Notes to Financial Statements

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Equity Portfolio - Institutional Class vs.

MSCI World Index (net dividends)

October 31, 2012-October 31, 2022

Global Equity Portfolio - Class R2 vs.

MSCI World Index (net dividends)

October 31, 2012-October 31, 2022

2

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Allocation 60/40 Portfolio - Institutional Class vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 60/40 Composite Index (MSCI/FTSE)

October 31, 2012-October 31, 2022

Global Allocation 60/40 Portfolio - Class R2 vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 60/40 Composite Index (MSCI/FTSE)

October 31, 2012-October 31, 2022

3

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

(Unaudited)

Global Allocation 25/75 Portfolio - Institutional Class vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 25/75 Composite Index (MSCI/FTSE)

October 31, 2012-October 31, 2022

Global Allocation 25/75 Portfolio - Class R2 vs.

MSCI World Index (net dividends),

FTSE World Government Bond Index, 1-3 Years, Currency-Hedged in USD Terms,

Global 25/75 Composite Index (MSCI/FTSE)

October 31, 2012-October 31, 2022

4

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2022

U.S. equities had negative returns for the period. The broad U.S. equity market, as measured by the Russell 3000® Index, lost approximately -16.52%. As measured by Russell indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the Russell indices.

Total Return for 12 Months Ended October 31, 2022

Russell 3000® Index	-16.52%
Russell 1000® Index (large-cap stocks)	-16.38%
Russell Midcap® Index (mid-cap stocks)	-17.17%
Russell 2000® Index (small-cap stocks)	-18.54%
Russell Microcap® Index (micro-cap stocks)	-22.29%
Dow Jones U.S. Select REIT Index SM	-19.97%

Total Return for 12 Months Ended October 31, 2022

Russell 1000® Value Index (large-cap value stocks)	-7.00%
Russell 1000® Growth Index (large-cap growth stocks)	-24.60%
Russell 2000® Value Index (small-cap value stocks)	-10.73%
Russell 2000® Growth Index (small-cap growth stocks)	-26.02%

Source: Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.

International Equity Market Review	12 Months Ended October 31, 2022

Performance of non-U.S. developed markets was negative for the period. As measured by the MSCI World ex USA indices, small-cap stocks underperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, underperformed large-cap stocks but outperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI World ex USA indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI World ex USA Index	-22.04%
MSCI World ex USA Mid Cap Index	-27.57%
MSCI World ex USA Small Cap Index	-29.13%
MSCI World ex USA Value Index	-15.27%
MSCI World ex USA Growth Index	-28.78%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against all non-U.S. developed markets currencies. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of developed markets.

5

Total Return for 12 Months Ended October 31, 2022

Ten Largest Foreign Developed Markets by Market Cap	Local Return	Return in U.S. Dollars
Japan	-1.81%	-24.67%
United Kingdom	4.27%	-12.42%
Canada	-5.29%	-13.94%
France	-6.77%	-20.38%
Switzerland	-11.30%	-19.01%
Australia	-0.54%	-15.30%
Germany	-21.22%	-32.72%
Netherlands	-28.51%	-38.71%
Sweden	-16.17%	-34.85%
Denmark	-7.88%	-21.38%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

Emerging markets had negative performance for the period and underperformed both U.S. and non-U.S. developed markets. As measured by the MSCI Emerging Markets indices, small-cap stocks outperformed large-cap stocks, and mid-cap stocks, a subset of the large-cap universe, outperformed large-cap stocks but underperformed small-cap stocks. Value stocks outperformed growth stocks as measured by the MSCI Emerging Markets indices.

Total Return for 12 Months Ended October 31, 2022

Return in U.S. Dollars
MSCI Emerging Markets Index	-31.03%
MSCI Emerging Markets Mid Cap Index	-24.80%
MSCI Emerging Markets Small Cap Index	-23.42%
MSCI Emerging Markets Value Index	-25.21%
MSCI Emerging Markets Growth Index	-36.11%

For the 12 Months Ended October 31, 2022, the U.S. dollar appreciated against most emerging markets currencies and depreciated against others. Overall, currency movements had a negative impact on the U.S. dollar denominated returns of emerging markets.

6

Total Return for 12 Months Ended October 31, 2022

Ten Largest Emerging Markets by Market Cap	Local Return	Return in U.S.
Dollars
China	-46.31%	-47.90%
India	2.93%	-6.89%
Taiwan	-24.11%	-34.50%
Korea	-19.88%	-34.28%
Brazil	15.95%	24.57%
Saudi Arabia	2.18%	2.00%
South Africa	0.77%	-16.66%
Mexico	1.99%	5.56%
Indonesia	16.58%	5.89%
Thailand	4.97%	-8.48%

Source: Returns are of MSCI standard indices net of foreign withholding taxes on dividends. Copyright MSCI 2022, all rights reserved.

For Portfolios investing in non-U.S. equities traded outside of the U.S. market time zone, differences in the valuation timing and methodology between a Portfolio and its benchmark index may impact relative performance over the referenced period. The Portfolios price foreign exchange rates at the closing of the U.S. market, while their benchmark indices use rates at 4 p.m. London time. The Portfolios also may use fair value pricing to price certain portfolio securities at the closing of the U.S. market, while benchmark indices may use local market closing prices. For the one-year period ended October 31, 2022, these differences generally detracted from non-US developed markets Portfolios’ relative performance and were not material to emerging markets Portfolios’ relative performance.

Fixed Income Market Review	12 Months Ended October 31, 2022

Bond yields generally increased in the U.S. during the 12 months ended October 31, 2022. Longer-term government bonds generally underperformed shorter-term government bonds for the period. Bond yields also increased across global developed markets, resulting in the general underperformance of longer-term government bonds across global developed markets as well.

Long-term bond indices generally underperformed short-term bond indices in global developed fixed income markets for the 12 months ended October 31, 2022. For example, the FTSE World Government Bond Index 1-3 Years (hedged to USD) returned -3.35%, while the FTSE World Government Bond Index 20+ Years (hedged to USD) returned -29.51%. Within the U.S., the Bloomberg U.S. Treasury Bond Index 1-3 Years returned -4.85%, while the Bloomberg U.S. Treasury Bond Index 20+ Years returned -33.73%.

	October 31, 2021	October 31, 2022	Change
One-Month Treasury Bill (yield)	0.06%	3.73%	3.67%
Ten-Year U.S. Treasury Notes (yield)	1.55%	4.10%	2.55%

Source: Bloomberg

Many of Dimensional’s fixed income strategies use a variable maturity approach that identifies a maturity range with higher expected returns. When the yield curve is flat or inverted, short-term securities are believed to offer higher expected returns. When the yield curve is upwardly sloped, portfolio maturities may be lengthened to seek the higher expected returns associated with longer maturities. These higher returns may be achieved by capital appreciation (from holding bonds through an upwardly sloped term structure) as well as by earning higher current yields.

7

During the period under review, within the taxable bond market, the ultra-short-term Portfolios employing a variable maturity approach generally focused on the longer end of their eligible maturity range, reflecting a generally upwardly sloped ultra-short-term segment of eligible yield curves. The short-term Portfolios employing a variable maturity approach typically shortened duration by focusing on the one- to three-year maturity range as higher expected returns generally resided within this segment, reflecting the flat to inverted nature of eligible yield curves beyond three-years. The intermediate-term Portfolios employing a variable maturity approach focused on a combination of short- and long-term securities as certain eligible yield curves were generally upwardly sloped in their long-term segments. Realized term premiums were generally negative during the period.

Some of Dimensional’s fixed income strategies use a variable credit approach that varies exposure to lower credit quality securities. When credit spreads are narrow, higher-quality securities are emphasized. When credit spreads are wide, additional credit exposure may be taken in order to position a Portfolio to seek higher expected returns by capturing higher expected credit premiums.

Credit spreads widened over the period, indicating larger expected credit premiums. As a result, the variable credit Portfolios generally increased their allocations to single-A, BBB, and where allowable and appropriate, BB rated bonds during the period. Realized credit premiums were generally negative, as corporate bonds underperformed their government bond counterparts. Corporate bonds also generally underperformed securitized bonds during the period.

For the tax-exempt market, Portfolios employing a variable maturity approach generally focused on the shorter-end of their eligible duration ranges, reflecting the relatively flat slope of eligible municipal curves during the period. Realized term premiums were generally negative for municipal securities during the period.

Global Equity Portfolio

The Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities. During the period covered by this report, the Portfolio’s investments in the domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; and the Portfolio’s investments in the international equity funds included the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, and the DFA International Real Estate Securities Portfolio (collectively, the “Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Underlying Funds collectively held approximately 15,270 securities in 46 eligible developed and emerging markets.

For the 12 months ended October 31, 2022, total returns were -15.15% for the Portfolio’s Institutional Class shares, -15.34% for the Portfolio’s Class R2 shares, and -18.48% for the MSCI World Index (net dividends), the Portfolio’s benchmark. The Underlying Funds’ emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks globally.

8

Global Allocation 60/40 Portfolio

The Global Allocation 60/40 Portfolio seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities, and fixed income securities. During the period covered by this report, the Portfolio’s investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio’s investments in international equity funds included the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, and the DFA International Real Estates Securities Portfolio (collectively, the “Equity Underlying Funds”); and the Portfolio’s investments in fixed income funds included the DFA Short-Term Extended Quality Portfolio, the DFA Five-Year Global Fixed Income Portfolio, the DFA Global Core Plus Fixed Income Portfolio, the DFA Inflation-Protected Securities Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA World ex U.S. Government Fixed Income Portfolio (the “Fixed Income Underlying Funds,” and, collectively with the Equity Underlying Funds, the “Equity and Fixed Income Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Equity Underlying Funds collectively held approximately 15,270 securities in 46 eligible developed and emerging markets and the Fixed Income Underlying Funds collectively held approximately 1,900 fixed income securities in 23 countries, excluding supranationals.

For the 12 months ended October 31, 2022, total returns were -12.85% for the Portfolio’s Institutional Class shares, -13.06% for the Portfolio’s Class R2 shares, and -12.31% for the Portfolio’s composite benchmark, a hypothetical composite index composed of 60% MSCI World Index (net dividends), the Portfolio’s equity benchmark, and 40% FTSE World Government Bond Index 1-3 Years (hedged to USD), the Portfolio’s fixed income benchmark. The Portfolio’s equity component outperformed the equity component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark. The Portfolio’s fixed income component underperformed the fixed income component of the composite benchmark and detracted from the Portfolio’s performance relative to the composite benchmark.

The Equity Underlying Funds’ emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks globally.

Yield curves in global developed markets generally flattened along the Fixed Income Underlying Funds’ eligible maturity range, indicating smaller expected term premiums during the period. As a result, the Fixed Income Underlying Funds’ weighted average duration was decreased. However, the Fixed Income Underlying Funds’ weighted average duration was still longer than the fixed income benchmark’s duration during the period. Realized term premiums were negative in global developed markets as longer-term securities generally underperformed shorter-term securities. As such, the Fixed Income Underlying Funds’ longer duration relative to the fixed income benchmark, detracted from relative performance.

Realized credit premiums were negative as corporate securities generally underperformed government securities. As a result, the Fixed Income Underlying Funds’ allocation to corporate securities also detracted from performance relative to the government fixed income benchmark.

9

Global Allocation 25/75 Portfolio

The Global Allocation 25/75 Portfolio seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional that invest in domestic and international equity securities, including emerging markets securities, and fixed income securities. The Portfolio allocates the majority of its assets to fixed income funds, but also invests a portion of its assets in domestic and international equity funds. During the period covered by this report, the Portfolio’s investments in domestic equity funds included the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; the Portfolio’s investments in international equity funds included the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, and the DFA International Real Estates Securities Portfolio (collectively, the “Equity Underlying Funds”); and the Portfolio’s investments in fixed income funds included the DFA Two-Year Global Fixed Income Portfolio, the DFA Inflation-Protected Securities Portfolio, the DFA Short-Term Extended Quality Portfolio, and the DFA World ex U.S. Government Fixed Income Portfolio (the “Fixed Income Underlying Funds,” and, collectively with the Equity Underlying Funds, the “Equity and Fixed Income Underlying Funds”). The investment strategy is process driven, emphasizing broad diversification. As of October 31, 2022, the Equity Underlying Funds collectively held approximately 15,270 securities in 46 eligible developed and emerging markets and the Fixed Income Underlying Funds collectively held approximately 940 fixed income securities in 23 countries, excluding supranationals.

For the 12 months ended October 31, 2022, total returns were -8.72% for the Portfolio’s Institutional Class shares, -8.90% for the Portfolio’s Class R2 shares, and -7.03% for the Portfolio’s composite benchmark, a hypothetical composite index composed of 25% MSCI World Index (net dividends), the Portfolio’s equity benchmark, and 75% FTSE World Government Bond Index, 1-3 Years (hedged to USD), the Portfolio’s fixed income benchmark. The Portfolio’s equity component outperformed the equity component of the composite benchmark and contributed positively to the Portfolio’s performance relative to the composite benchmark. The Portfolio’s fixed income component underperformed the fixed income component of the composite benchmark and detracted from the Portfolio’s performance relative to the composite benchmark.

The Equity Underlying Funds’ emphasis on low relative price (value) stocks contributed positively to performance relative to the benchmark, as value stocks outperformed high relative price (growth) stocks globally.

Yield curves in global developed markets generally flattened along the Fixed Income Underlying Funds’ eligible maturity range, indicating smaller expected term premiums during the period. As a result, the Fixed Income Underlying Funds’ weighted average duration was decreased. However, the Fixed Income Underlying Funds’ weighted average duration was still longer than the fixed income benchmark’s duration during the period. Realized term premiums were negative in global developed markets as longer-term securities generally underperformed shorter-term securities. As such, the Fixed Income Underlying Funds’ longer duration relative to the fixed income benchmark, detracted from relative performance.

Realized credit premiums were negative as corporate securities generally underperformed government securities. As a result, the Fixed Income Underlying Funds’ allocation to corporate securities also detracted from performance relative to the government fixed income benchmark.

10

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses and legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” reflects the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2022

EXPENSE TABLES

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Global Equity Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$930.00	0.49%	$2.38
Institutional Class Shares	$1,000.00	$931.20	0.25%	$1.22
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.74	0.49%	$2.50
Institutional Class Shares	$1,000.00	$1,023.95	0.25%	$1.28

11

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/22	Ending Account Value 10/31/22	Annualized Expense Ratio (1)	Expenses Paid During Period (1)
Global Allocation 60/40 Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$944.00	0.47%	$2.30
Institutional Class Shares	$1,000.00	$945.10	0.24%	$1.18
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.84	0.47%	$2.40
Institutional Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Global Allocation 25/75 Portfolio (2)
Actual Fund Return
Class R2 Shares	$1,000.00	$962.60	0.33%	$1.63
Institutional Class Shares	$1,000.00	$962.40	0.24%	$1.19
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,023.54	0.33%	$1.68
Institutional Class Shares	$1,000.00	$1,024.00	0.24%	$1.22

(1)

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

(2)

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Underlying Funds (Affiliated Investment Companies).

12

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. Such Form N-PORT filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-PORT with the SEC on September 28, 2022. They are available upon request, without charge, by calling collect: (512) 306-7400; by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746; or by visiting the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart, or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is used. The following table, which presents portfolio holdings as a percentage of total investments before short-term investments and collateral for loaned securities, is provided in compliance with this requirement.

Affiliated Investment Companies
Global Equity Portfolio	100.0%
Global Allocation 60/40 Portfolio	100.0%
Global Allocation 25/75 Portfolio	100.0%

13

GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	138,304,100	$3,873,897,843
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	117,488,903	1,435,714,391
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	42,053,617	1,291,046,023
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	31,301,711	567,500,021
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	3,512,906	134,860,470
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	12,858,863	43,462,958

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,179,583,610)		$7,346,481,706

Summary of the Global Fund’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$7,346,481,706	—	—	$7,346,481,706

TOTAL	$7,346,481,706	—	—	$7,346,481,706

See accompanying Notes to Financial Statements.

14

GLOBAL ALLOCATION 60/40 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	40,335,867	$1,129,807,634
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	60,226,229	531,195,336
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	34,509,388	421,704,725
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	12,310,636	377,936,526
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group, Inc.	35,329,433	355,414,098
Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	18,053,395	178,728,615
Investment in DFA Global Core Plus Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	20,685,720	176,656,050
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	9,224,637	167,242,662
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group, Inc.	8,315,413	89,806,461
Investment in DFA World ex U.S. Government Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	10,800,759	88,674,231
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	1,074,892	41,265,096
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	3,943,741	13,329,845

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $2,686,759,393)		$3,571,761,279

Summary of the Global Fund’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$3,571,761,279	—	—	$3,571,761,279

TOTAL	$3,571,761,279	—	—	$3,571,761,279

See accompanying Notes to Financial Statements.

15

GLOBAL ALLOCATION 25/75 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group, Inc.	24,049,545	$241,938,417
Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	25,271,018	241,590,933
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group, Inc.	3,817,254	106,921,279
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group, Inc.	8,221,657	88,793,896
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	3,272,084	39,984,865
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group, Inc.	1,166,903	35,823,933
Investment in DFA World ex U.S. Government Fixed Income Portfolio of DFA Investment Dimensions Group, Inc.	3,927,202	32,242,330
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group, Inc.	880,354	15,960,814
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	101,013	3,877,891
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group, Inc.	372,497	1,259,040

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $735,452,682)		$808,393,398

Summary of the Global Fund’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$808,393,398	—	—	$808,393,398

TOTAL	$808,393,398	—	—	$808,393,398

See accompanying Notes to Financial Statements.

16

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2022

(Amounts in thousands, except share and per share amounts)

	Global Equity Portfolio	Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$7,346,482	$3,571,761	$808,393
Receivables:
Affiliated Investment Companies Sold	1,069	6,220	561
Dividends and Interest	2	1	—
Fund Shares Sold	5,678	871	105
Prepaid Expenses and Other Assets	38	24	10

Total Assets	7,353,269	3,578,877	809,069

LIABILITIES:
Payables:
Due to Custodian	—	667	53
Fund Shares Redeemed	3,588	1,851	504
Due to Advisor	128	43	9
Line of Credit	217	4,236	—
Accrued Expenses and Other Liabilities	261	127	36

Total Liabilities	4,194	6,924	602

NET ASSETS	$7,349,075	$3,571,953	$808,467

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $7,481; $2,537 and $500 and shares outstanding of 281,185, 134,588 and 38,026, respectively	$26.61	$18.85	$13.15

NUMBER OF SHARES AUTHORIZED	500,000,000	300,000,000	300,000,000

Institutional Class Shares — based on net assets of $7,341,594; $3,569,416 and $807,967 and shares outstanding of 277,977,561, 190,798,246 and 61,225,754, respectively	$26.41	$18.71	$13.20

NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	300,000,000

Investments in Affiliated Investment Companies at Cost	$4,179,584	$2,686,759	$735,453

NET ASSETS CONSIST OF:
Paid-In Capital	$4,146,182	$2,627,799	$740,897
Total Distributable Earnings (Loss)	3,202,893	944,154	67,570

NET ASSETS	$7,349,075	$3,571,953	$808,467

See accompanying Notes to Financial Statements.

17

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2022

(Amounts in thousands)

	Global Equity Portfolio	Global Allocation 60/40 Portfolio	Global Allocation 25/75 Portfolio
Investment Income
Income Distributions Received from Affiliated Investment Companies	$164,202	$81,436	$16,904

Total Investment Income	164,202	81,436	16,904

Fund Expenses
Investment Management Fees	16,423	7,771	1,701
Accounting & Transfer Agent Fees	1,389	648	177
Custodian Fees	2	2	2
Shareholder Servicing Fees Class R2 Shares	23	8	1
Filing Fees	127	81	58
Shareholders’ Reports	241	106	38
Directors’/Trustees’ Fees & Expenses	39	20	5
Professional Fees	92	42	7
Other	125	73	23

Total Fund Expenses	18,461	8,751	2,012

Fees Waived, Expenses Reimbursed by Advisor (Note C)
Class R2 Shares	18	6	1
Institutional Class Shares	14,732	7,061	1,485

Net Expenses	3,711	1,684	526

Net Investment Income (Loss)	160,491	79,752	16,378

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	209,477	67,074	6,886
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	15,391	42,414	(1,398)
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	(1,731,299)	(754,093)	(108,552)

Net Realized and Unrealized Gain (Loss)	(1,506,431)	(644,605)	(103,064)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,345,940)	$(564,853)	$(86,686)

See accompanying Notes to Financial Statements.

18

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Global Equity Portfolio		Global Allocation 60/40 Portfolio		Global Allocation 25/75 Portfolio
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$160,491	$132,843	$79,752	$52,029	$16,378	$11,298
Capital Gain Distributions Received from Affiliated Investment Companies	209,477	241	67,074	1,600	6,886	619
Net Realized Gain (Loss) on:
Affiliated Investment Companies Shares Sold	15,391	273,079	42,414	160,465	(1,398)	24,038
Change in Unrealized Appreciation (Depreciation) of:
Affiliated Investment Companies Shares	(1,731,299)	2,497,915	(754,093)	720,475	(108,552)	57,688

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,345,940)	2,904,078	(564,853)	934,569	(86,686)	93,643

Distributions:
Class R2 Shares	(475)	(377)	(186)	(109)	(22)	(17)
Institutional Class Shares	(396,645)	(207,931)	(222,351)	(142,237)	(38,024)	(23,101)

Total Distributions	(397,120)	(208,308)	(222,537)	(142,346)	(38,046)	(23,118)

Capital Share Transactions:
Shares Issued	1,188,578	1,325,672	554,721	732,525	158,131	307,388
Shares Issued in Lieu of Cash Distributions	394,044	206,679	219,195	140,510	37,986	23,052
Shares Redeemed	(1,600,720)	(2,093,059)	(972,571)	(924,658)	(334,717)	(238,876)

Net Increase (Decrease) from Capital Share Transactions	(18,098)	(560,708)	(198,655)	(51,623)	(138,600)	91,564

Total Increase (Decrease) in Net Assets	(1,761,158)	2,135,062	(986,045)	740,600	(263,332)	162,089
Net Assets
Beginning of Year	9,110,233	6,975,171	4,557,998	3,817,398	1,071,799	909,710

End of Year	$7,349,075	$9,110,233	$3,571,953	$4,557,998	$808,467	$1,071,799

(1) Shares Issued and Redeemed:
Shares Issued	41,079	44,176	26,891	34,025	11,187	20,861
Shares Issued in Lieu of Cash Distributions	13,101	7,159	10,363	6,816	2,658	1,586
Shares Redeemed	(55,193)	(70,219)	(47,928)	(42,929)	(23,887)	(16,181)

Net Increase (Decrease) from Shares Issued and Redeemed	(1,013)	(18,884)	(10,674)	(2,088)	(10,042)	6,266

See accompanying Notes to Financial Statements.

19

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Equity Portfolio-Class R2 Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$32.84	$23.55	$23.71	$22.14	$22.66

Income from Investment Operations (A)
Net Investment Income (Loss)	0.49	0.38	0.33	0.40	0.35
Net Gains (Losses) on Securities (Realized and Unrealized)	(5.38)	9.56	(0.04)	1.70	(0.44)

Total from Investment Operations	(4.89)	9.94	0.29	2.10	(0.09)

Less Distributions:
Net Investment Income	(0.49)	(0.39)	(0.33)	(0.40)	(0.36)
Net Realized Gains	(0.85)	(0.26)	(0.12)	(0.13)	(0.07)

Total Distributions	(1.34)	(0.65)	(0.45)	(0.53)	(0.43)

Net Asset Value, End of Year	$26.61	$32.84	$23.55	$23.71	$22.14

Total Return	(15.34%)	42.57%	1.27%	9.73%	(0.47%)

Net Assets, End of Year (thousands)	$7,481	$13,526	$16,613	$26,463	$27,415
Ratio of Expenses to Average Net Assets *(B)	0.49%	0.51%	0.55%	0.57%	0.55%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.67%	0.70%	0.77%	0.83%	0.82%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.27%	1.42%	1.79%	1.49%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.21%	0.22%	0.24%	0.26%	0.25%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

20

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Equity Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$32.62	$23.39	$23.57	$22.01	$22.53

Income from Investment Operations (A)
Net Investment Income (Loss)	0.57	0.46	0.39	0.46	0.42
Net Gains (Losses) on Securities (Realized and Unrealized)	(5.36)	9.49	(0.06)	1.69	(0.46)

Total from Investment Operations	(4.79)	9.95	0.33	2.15	(0.04)

Less Distributions:
Net Investment Income	(0.57)	(0.46)	(0.39)	(0.46)	(0.41)
Net Realized Gains	(0.85)	(0.26)	(0.12)	(0.13)	(0.07)

Total Distributions	(1.42)	(0.72)	(0.51)	(0.59)	(0.48)

Net Asset Value, End of Year	$26.41	$32.62	$23.39	$23.57	$22.01

Total Return	(15.15%)	42.97%	1.48%	10.03%	(0.24%)

Net Assets, End of Year (thousands)	$7,341,594	$9,096,707	$6,958,558	$7,503,643	$6,673,922
Ratio of Expenses to Average Net Assets *(B)	0.25%	0.26%	0.30%	0.32%	0.30%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.43%	0.45%	0.52%	0.58%	0.57%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.54%	1.70%	2.04%	1.78%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.21%	0.22%	0.24%	0.26%	0.25%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

21

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 60/40 Portfolio-Class R2 Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$22.77	$18.87	$18.64	$17.58	$17.94

Income from Investment Operations (A)
Net Investment Income (Loss)	0.37	0.21	0.30	0.34	0.28
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.22)	4.34	0.36	1.18	(0.31)

Total from Investment Operations	(2.85)	4.55	0.66	1.52	(0.03)

Less Distributions:
Net Investment Income	(0.35)	(0.20)	(0.30)	(0.39)	(0.28)
Net Realized Gains	(0.72)	(0.45)	(0.13)	(0.07)	(0.05)

Total Distributions	(1.07)	(0.65)	(0.43)	(0.46)	(0.33)

Net Asset Value, End of Year	$18.85	$22.77	$18.87	$18.64	$17.58

Total Return	(13.06%)	24.49%	3.58%	8.85%	(0.22%)

Net Assets, End of Year (thousands)	$2,537	$4,076	$3,077	$3,166	$6,774
Ratio of Expenses to Average Net Assets *(B)	0.47%	0.50%	0.52%	0.55%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.64%	0.68%	0.72%	0.76%	0.74%
Ratio of Net Investment Income to Average Net Assets	1.77%	0.97%	1.64%	1.94%	1.55%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.20%	0.21%	0.23%	0.24%	0.23%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

22

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 60/40 Portfolio-Institutional Class Shares
	Year Ended Oct 31, 2022	Year Ended Oct 31, 2021	Year Ended Oct 31, 2020	Year Ended Oct 31, 2019	Year Ended Oct 31, 2018
Net Asset Value, Beginning of Year	$22.61	$18.74	$18.51	$17.49	$17.84

Income from Investment Operations (A)
Net Investment Income (Loss)	0.40	0.25	0.35	0.43	0.32
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.18)	4.33	0.36	1.10	(0.30)

Total from Investment Operations	(2.78)	4.58	0.71	1.53	0.02

Less Distributions:
Net Investment Income	(0.40)	(0.26)	(0.35)	(0.44)	(0.32)
Net Realized Gains	(0.72)	(0.45)	(0.13)	(0.07)	(0.05)

Total Distributions	(1.12)	(0.71)	(0.48)	(0.51)	(0.37)

Net Asset Value, End of Year	$18.71	$22.61	$18.74	$18.51	$17.49

Total Return	(12.85%)	24.80%	3.88%	9.01%	0.06%

Net Assets, End of Year (thousands)	$3,569,416	$4,553,922	$3,814,321	$4,242,376	$4,042,976
Ratio of Expenses to Average Net Assets *(B)	0.24%	0.25%	0.27%	0.30%	0.28%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.41%	0.43%	0.47%	0.51%	0.49%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.18%	1.92%	2.43%	1.78%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.20%	0.21%	0.23%	0.24%	0.23%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

23

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 25/75 Portfolio-Class R2 Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$14.98	$13.94	$13.70	$13.22	$13.44

Income from Investment Operations (A)
Net Investment Income (Loss)	0.21	0.14	0.18	0.29	0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.51)	1.21	0.33	0.55	(0.18)

Total from Investment Operations	(1.30)	1.35	0.51	0.84	0.01

Less Distributions:
Net Investment Income	(0.21)	(0.13)	(0.20)	(0.30)	(0.19)
Net Realized Gains	(0.32)	(0.18)	(0.07)	(0.06)	(0.04)

Total Distributions	(0.53)	(0.31)	(0.27)	(0.36)	(0.23)

Net Asset Value, End of Year	$13.15	$14.98	$13.94	$13.70	$13.22

Total Return	(8.90%)	9.77%	3.73%	6.46%	0.08%

Net Assets, End of Year (thousands)	$500	$613	$838	$742	$983
Ratio of Expenses to Average Net Assets *(B)	0.41%	0.49%	0.50%	0.53%	0.51%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.57%	0.65%	0.66%	0.69%	0.67%
Ratio of Net Investment Income to Average Net Assets	1.54%	0.95%	1.31%	2.15%	1.40%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.18%	0.19%	0.20%	0.21%	0.20%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

24

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Global Allocation 25/75 Portfolio-Institutional Class Shares
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct 31,	Oct 31,	Oct 31,	Oct 31,	Oct 31,
	2022	2021	2020	2019	2018
Net Asset Value, Beginning of Year	$15.03	$13.99	$13.74	$13.26	$13.48

Income from Investment Operations (A)
Net Investment Income (Loss)	0.24	0.16	0.23	0.33	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.51)	1.22	0.32	0.54	(0.19)

Total from Investment Operations	(1.27)	1.38	0.55	0.87	0.03
Less Distributions:
Net Investment Income	(0.24)	(0.16)	(0.23)	(0.33)	(0.21)
Net Realized Gains	(0.32)	(0.18)	(0.07)	(0.06)	(0.04)

Total Distributions	(0.56)	(0.34)	(0.30)	(0.39)	(0.25)

Net Asset Value, End of Year	$13.20	$15.03	$13.99	$13.74	$13.26

Total Return	(8.72%)	10.01%	4.05%	6.73%	0.24%

Net Assets, End of Year (thousands)	$807,967	$1,071,186	$908,873	$895,437	$865,272
Ratio of Expenses to Average Net Assets *(B)	0.24%	0.24%	0.26%	0.28%	0.26%
Ratio of Expenses to Average Net Assets (Excluding Fees Waived, Expenses Reimbursed by Advisor) *(B)	0.40%	0.40%	0.42%	0.44%	0.42%
Ratio of Net Investment Income to Average Net Assets	1.73%	1.11%	1.67%	2.44%	1.65%

* The Ratio of Expenses to Average Net Assets is inclusive of acquired fund fees and expenses incurred by the Portfolio indirectly as a result of Portfolio’s investment in Underlying Funds as follows:	0.18%	0.19%	0.20%	0.21%	0.20%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

25

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund currently offers ten portfolios, three of which, the Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio (each a “Global Fund” and collectively, the “Global Funds”), are presented in this report. The remaining operational portfolios are presented in separate reports.

The Global Funds are investment companies and accordingly, follow the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), Topic 946, “Financial Services-Investment Companies.”

The Global Funds are “Funds of Funds” that achieve their investment objectives by allocating their assets among other portfolios within DFA Investment Dimensions Group Inc. (“IDG”) (collectively, the “Underlying Funds”). The Global Funds may also invest in affiliated and unaffiliated registered and unregistered money market funds. The Underlying Funds’ shareholder reports are not included in this report. Copies of the Underlying Funds’ shareholder reports are available from the EDGAR database on the SEC’s website at http://www.sec.gov. As of October 31, 2022, the Global Funds were the owners of record of the following approximate percentages of the total outstanding shares of the following Underlying Funds as detailed below:

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/22
Global Equity Portfolio	U.S. Core Equity 1 Portfolio (IDG)	5%
	U.S. Core Equity 2 Portfolio (IDG)	13%
	DFA Real Estate Securities Portfolio (IDG)	2%
	International Core Equity Portfolio (IDG)	5%
	Emerging Markets Core Equity Portfolio (IDG)	3%
	DFA International Real Estate Securities Portfolio (IDG)	1%

Global Allocation 60/40 Portfolio	U.S. Core Equity 1 Portfolio (IDG)	1%
	U.S. Core Equity 2 Portfolio (IDG)	4%
	DFA Real Estate Securities Portfolio (IDG)	1%
	International Core Equity Portfolio (IDG)	2%
	DFA Selectively Hedged Global Fixed Income Portfolio (IDG)	52%
	Emerging Markets Core Equity Portfolio (IDG)	1%
	DFA Five-Year Global Fixed Income Portfolio (IDG)	2%
	DFA Inflation-Protected Securities Portfolio (IDG)	2%
	DFA Short-Term Extended Quality Portfolio (IDG)	5%
	DFA World ex U.S. Government Fixed Income Portfolio (IDG)	8%
	DFA Global Core Plus Fixed Income Portfolio (IDG)	7%

26

Funds of Funds	Underlying Funds	Percentage Ownership at 10/31/22
	DFA International Real Estate Securities Portfolio (IDG)	—
Global Allocation 25/75 Portfolio	U.S. Core Equity 1 Portfolio (IDG)	—
	U.S. Core Equity 2 Portfolio (IDG)	—
	DFA Real Estate Securities Portfolio (IDG)	—
	International Core Equity Portfolio (IDG)	—
	DFA Two-Year Global Fixed Income Portfolio (IDG)	5%
	Emerging Markets Core Equity Portfolio (IDG)	—
	DFA Inflation-Protected Securities Portfolio (IDG)	2%
	DFA Short-Term Extended Quality Portfolio (IDG)	4%
	DFA World ex U.S. Government Fixed Income Portfolio (IDG)	3%
	DFA International Real Estate Securities Portfolio (IDG)	—

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be material.

1. Security Valuation: The Global Funds use a fair value hierarchy, which prioritizes the inputs-to-valuation techniques used to measure fair value into three broad levels described below:

•

Level 1 – inputs are quoted prices in active markets for identical securities, including, though not limited to, equity securities and futures contracts. Underlying Fund and money market fund shares are valued at their respective daily net asset values as reported by their administrator, as they are treated as regulated investment companies and are also included as Level 1 investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Global Fund’s own assumptions in determining the fair value of investments)

A valuation hierarchy table is included at the end of the Global Funds’ Schedules of Investments. The methodology or inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect to participate in the Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: the U.S. Large Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Large Company Portfolio, U.S. Vector Equity Portfolio, U.S. Micro Cap Portfolio, DFA International Value Portfolio, International Core Equity Portfolio, Emerging Markets Portfolio, Emerging Markets

27

Core Equity Portfolio, DFA Inflation-Protected Securities Portfolio, and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/ Trustees’ Fees & Expenses.

The Directors may receive their distributions of proceeds by one of the following methods: lump sum, annual installments over a period of agreed-upon years, or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director in the Notice. The date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board of Directors of the Fund; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date).

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are accounted for on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Global Funds estimate the character of received distributions that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Expenses directly attributable to a Global Fund are directly charged. Common expenses of the Fund or Global Funds are allocated using methods approved by the Board, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of its Global Fund. Income, gains and losses, and common expenses of each Global Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Global Funds. For the year ended October 31, 2022, the Global Funds’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Global Equity Portfolio	0.20%
Global Allocation 60/40 Portfolio	0.19%
Global Allocation 25/75 Portfolio	0.18%

Pursuant to an Amended and Restated Fee Waiver Agreement (the “Fee Waiver Agreement”), the Advisor has agreed to waive certain fees of the Global Funds, as described below. The Fee Waiver Agreement for the Global Funds will remain in effect through February 28, 2023 and may only be terminated by the Fund’s Board of Directors prior to that date. The Fee Waiver Agreement shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor.

Pursuant to the Fee Waiver Agreement, in order to limit the total management fees received by the Advisor, the Advisor has agreed to waive the management fee each Global Fund pays to the Advisor to the extent necessary to limit the proportionate share of the total combined management fee paid by a class of each Global Fund and management fees paid by each Global Fund’s Underlying Funds to the Advisor, except for fees paid indirectly through its investment of securities lending cash collateral in The DFA Short Term Investment Fund on an annualized basis (the “Annualized Expense Ratio”), to the Total Management Fee Limits listed below based on a percentage of average net assets of a class of a Global Fund on an annualized basis. The maximum amount waived under this waiver is the full amount of a Global Fund’s management fee to the Advisor.

During the year ended October 31, 2022, the Global Funds had Total Management Fee Limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees (amounts in thousands), as listed below. The net amount of waived fees (recovered previously waived fees) during

28

the year ended October 31, 2022 and the previously waived fees subject to future recovery as of October 31, 2022, are also reflected below (amounts in thousands). At any time that the Annualized Expense Ratio of a class of a Global Fund is less than the Total Management Fee Limit listed below for such class of the Global Fund, the Advisor retains the right to recover fees previously waived to the extent that the Annualized Expense Ratio following such recovery would be less than the Total Management Fee Limit that was in place when such prior year fees were waived, and less than the current Total Management Fee Limit in place for the Global Fund. The Global Funds are not obligated to reimburse the Advisor for fees previously waived by the Advisor more than thirty-six months before the date of such reimbursement.

	Total Management Fee Limit		Recovery of Previously Waived Fees/ Expenses Assumed	Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
Institutional Class Shares
Global Equity Portfolio	0.20	%*	—	$14,732	$46,599
Global Allocation 60/40 Portfolio	0.19	%*	—	7,061	22,878
Global Allocation 25/75 Portfolio	0.18	%**	—	1,485	4,547

Class R2 Shares
Global Equity Portfolio	0.20	%*	—	18	98
Global Allocation 60/40 Portfolio	0.19	%*	—	6	18
Global Allocation 25/75 Portfolio	0.18	%**	—	1	3

*	Effective February 28, 2021
**	Effective February 28, 2020

From February 28, 2020 to February 27, 2021, the Total Management Fee Limit in the Fee Waiver Agreement was 0.23% of the average net assets of a class of the Global Equity Portfolio and 0.20% of the average net assets of a class of the Global Allocation 60/40 Portfolio on an annualized basis. From July 21, 2015 to February 27, 2020, the Total Management Fee Limit in the Fee Waiver Agreement was 0.27% of the average net assets of a class of the Global Equity Portfolio, 0.25% of the average net assets of a class of the Global Allocation 60/40 Portfolio and 0.22% of the average net assets of a class of the Global Allocation 25/75 Portfolio on an annualized basis.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2022, the total related amount paid by the Fund to the CCO was $20 (in thousands). The total related amount paid by each of the Global Funds are included in Other Expenses on the Statements of Operations.

D. Deferred Compensation:

As of October 31, 2022, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statements of Assets and Liabilities as follows (amounts in thousands):

Global Equity Portfolio	$14
Global Allocation 60/40 Portfolio	17
Global Allocation 25/75 Portfolio	5

E. Purchases and Sales of Securities:

For the year ended October 31, 2022, the Global Funds’ transactions related to Affiliated Investment Companies, excluding in-kind redemptions, are presented below.

29

The amounts presented below may differ from the respective amounts presented in the corresponding Schedules of Investments, Statements of Assets and Liabilities or Statements of Operations due to rounding. The amounts are as follows (amounts in thousands):

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
Global Equity Portfolio
U.S. Core Equity 2 Portfolio	$4,645,573	$273,998	$316,243	$15,457	$(744,886)	$3,873,899	138,304	$54,507	$167,398
International Core Equity Portfolio	1,898,773	113,985	99,783	(9,302)	(467,959)	1,435,714	117,489	61,334	—
U.S. Core Equity 1 Portfolio	1,548,459	68,057	87,373	11,229	(249,326)	1,291,046	42,054	18,984	39,830
Emerging Markets Core Equity Portfolio	785,847	65,124	67,347	(15,125)	(200,999)	567,500	31,302	25,047	—
DFA Real Estate Securities Portfolio	225,126	7,099	58,153	13,322	(52,534)	134,860	3,513	3,335	2,249
DFA International Real Estate Securities Portfolio of	8,391	51,446	589	(190)	(15,595)	43,463	12,859	995	—

Total	$9,112,169	$579,709	$629,488	$15,391	$(1,731,299)	$7,346,482	345,521	$164,202	$209,477

Global Allocation 60/40 Portfolio
U.S. Core Equity 2 Portfolio	$1,416,679	$78,511	$151,846	$34,034	$(247,571)	$1,129,807	40,336	$16,267	$50,689
DFA Selectively Hedged Global Fixed Income Portfolio	668,391	43,915	117,381	(9,905)	(53,825)	531,195	60,226	11,624	—
International Core Equity Portfolio	597,602	18,683	50,663	7,750	(151,667)	421,705	34,509	18,683	—
U.S. Core Equity 1 Portfolio	483,525	18,052	52,823	17,561	(88,378)	377,937	12,311	5,716	12,336
DFA Short-Term Extended Quality Portfolio	443,210	16,210	69,617	(4,606)	(29,783)	355,414	35,329	4,620	590
DFA Five-Year Global Fixed Income Portfolio	218,378	5,190	27,086	(2,550)	(15,203)	178,729	18,053	2,276	—
DFA Global Core Plus Fixed Income Portfolio	219,474	13,527	11,430	(2,007)	(42,908)	176,656	20,686	4,159	1,659
Emerging Markets Core Equity Portfolio	222,904	10,237	2,307	(960)	(62,631)	167,243	9,225	7,324	—
DFA Inflation-Protected Securities Portfolio	109,555	8,667	7,988	(542)	(19,886)	89,806	8,315	7,733	54
DFA World ex U.S. Government Fixed Income Portfolio	107,234	4,862	2,724	(566)	(20,132)	88,674	10,801	947	1,037
DFA Real Estate Securities Portfolio	68,608	1,757	17,254	4,205	(16,051)	41,265	1,075	1,048	709
DFA International Real Estate Securities Portfolio of	3,110	16,278	—	—	(6,058)	13,330	3,944	1,039	—

Total	$4,558,670	$235,889	$511,119	$42,414	$(754,093)	$3,571,761	254,810	$81,436	$67,074

30

	Balance at October 31, 2021	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Balance at October 31, 2022	Shares as of October 31, 2022	Dividend Income	Capital Gain Distributions
Global Allocation 25/75 Portfolio
DFA Short-Term Extended Quality Portfolio	$318,617	$10,565	$63,210	$(3,660)	$(20,374)	$241,938	24,050	$3,269	$422
DFA Two-Year Global Fixed Income Portfolio	318,617	7,887	74,348	(2,703)	(7,862)	241,591	25,271	736	—
U.S. Core Equity 2 Portfolio	138,831	21,374	33,676	3,534	(23,142)	106,921	3,817	1,561	4,816
DFA Inflation-Protected Securities Portfolio	117,597	8,561	16,758	(826)	(19,780)	88,794	8,222	7,791	57
International Core Equity Portfolio	57,515	4,704	8,983	1,235	(14,486)	39,985	3,272	1,738	—
U.S. Core Equity 1 Portfolio	46,739	3,304	7,752	1,286	(7,753)	35,824	1,167	537	1,140
DFA World ex U.S. Government Fixed Income Portfolio	41,639	2,044	3,676	(604)	(7,161)	32,242	3,927	364	399
Emerging Markets Core Equity Portfolio	23,790	1,666	3,488	205	(6,212)	15,961	880	704	—
DFA Real Estate Securities Portfolio	5,400	131	607	135	(1,181)	3,878	101	80	52
DFA International Real Estate Securities Portfolio of	1,676	184	—	—	(601)	1,259	372	124	—

Total	$1,070,421	$60,420	$212,498	$(1,398)	$(108,552)	$808,393	71,079	$16,904	$6,886

F. Federal Income Taxes:

Each Global Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the permanent differences as of October 31, 2022 can occur as a result of realized gains on securities considered to be “passive foreign investment companies,” short-term distributions received from underlying RICs, return of capital, the use of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, and were reclassified to the accounts mentioned above. These reclassifications had no effect on net assets or net asset value per share.

The tax character of dividends and distributions declared and paid during the years ended October 31, 2021, and October 31, 2022, were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Global Equity Portfolio
2021	$132,429	$75,878	—	$208,307
2022	159,606	237,514	—	397,120

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	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Tax Exempt Income	Total
Global Allocation 60/40 Portfolio
2021	$51,879	$90,468	—	$142,347
2022	78,765	143,772	—	222,537
Global Allocation 25/75 Portfolio
2021	11,414	11,704	—	23,118
2022	15,845	22,202	—	38,047

As of October 31, 2022, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the use of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio	$(3,944)	$(19,703)	$(23,647)
Global Allocation 60/40 Portfolio	(2,048)	(9,628)	(11,676)
Global Allocation 25/75 Portfolio	(1,127)	—	(1,127)

As of October 31, 2022, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Total Net Distributable Earnings (Accumulated Losses)
Global Equity Portfolio	—	$220,370	—	$2,982,538	$3,202,908
Global Allocation 60/40 Portfolio	—	100,645	—	843,377	944,022
Global Allocation 25/75 Portfolio	$536	5,044	—	61,994	67,574

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2022, the Global Funds did not have any capital loss carryforwards available to offset future realized capital gains.

During the year ended October 31, 2022, the Global Funds did not use capital loss carryforwards to offset realized capital gains for federal income tax purposes.

As of October 31, 2022, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Equity Portfolio	$4,363,944	$2,998,189	$(15,651)	$2,982,538
Global Allocation 60/40 Portfolio	2,728,384	1,025,952	(182,574)	843,378
Global Allocation 25/75 Portfolio	746,400	95,823	(33,829)	61,994

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The difference between GAAP-basis and tax-basis unrealized gain (losses) can occur as a result of wash sales and other book to tax differences.

ASC 740 Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Global Fund’s tax positions and has concluded that no additional provision for income tax is required in any Global Fund’s financial statements. No Global Fund is aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Global Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended October 31, 2022		Year Ended October 31, 2021
	Amount	Shares	Amount	Shares
Global Equity Portfolio
Class R2 Shares
Shares Issued	$728	25	$3,300	110
Shares Issued in Lieu of Cash Distributions	475	15	377	13
Shares Redeemed	(5,169)	(171)	(12,598)	(417)

Net Increase (Decrease) — Class R2 Shares	$(3,966)	(131)	$(8,921)	(294)

Institutional Class Shares
Shares Issued	$1,187,850	41,054	$1,322,373	44,066
Shares Issued in Lieu of Cash Distributions	393,569	13,086	206,302	7,146
Shares Redeemed	(1,595,551)	(55,022)	(2,080,461)	(69,802)

Net Increase (Decrease) — Institutional Class Shares	$(14,132)	(882)	$(551,786)	(18,590)

	Year Ended		Year Ended
	October 31, 2022		October 31, 2021
	Amount	Shares	Amount	Shares
Global Allocation 60/40 Portfolio
Class R2 Shares
Shares Issued	$380	18	$933	43
Shares Issued in Lieu of Cash Distributions	185	9	109	5
Shares Redeemed	(1,473)	(72)	(678)	(32)

Net Increase (Decrease) — Class R2 Shares	$(908)	(45)	$364	16

Institutional Class Shares
Shares Issued	$554,341	26,873	$731,592	33,982
Shares Issued in Lieu of Cash Distributions	219,010	10,354	140,402	6,811
Shares Redeemed	(971,098)	(47,856)	(923,980)	(42,897)

Net Increase (Decrease) — Institutional Class Shares	$(197,747)	(10,629)	$(51,986)	(2,104)

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	Year Ended		Year Ended
	October 31, 2022		October 31, 2021
	Amount	Shares	Amount	Shares
Global Allocation 25/75 Portfolio
Class R2 Shares
Shares Issued	$34	2	$38	3
Shares Issued in Lieu of Cash Distributions	22	2	17	1
Shares Redeemed	(94)	(7)	(333)	(23)

Net Increase (Decrease) — Class R2 Shares	$(38)	(3)	$(278)	(19)

Institutional Class Shares
Shares Issued	$158,097	11,185	$307,350	20,858
Shares Issued in Lieu of Cash Distributions	37,964	2,656	23,035	1,585
Shares Redeemed	(334,623)	(23,880)	(238,543)	(16,158)

Net Increase (Decrease) — Institutional Class Shares	$(138,562)	(10,039)	$91,842	6,285

H. Line of Credit and Interfund Lending Program:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective April 6, 2022, with its domestic custodian bank. A line of credit with similar terms was in effect through April 6, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on April 5, 2023.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $700 million unsecured line of credit with its international custodian bank effective January 2, 2022. A line of credit with similar terms was in effect through January 1, 2022. Each portfolio is permitted to borrow, subject to its investment limitations, up to the lower of one-quarter of such portfolio’s net assets or $500 million, as long as total borrowings under the line of credit do not exceed $700 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit agreement expires on January 1, 2023.

For the year ended October 31, 2022, borrowings by the Global Funds under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2022
Global Equity Portfolio	1.95%	$2,173	165	$18	$18,760	$216
Global Allocation 60/40 Portfolio	1.91%	1,487	207	17	19,330	4,231

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	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding*	Interest Expense Incurred	Maximum Amount Borrowed During the Period	Outstanding Borrowings as of 10/31/2022
Global Allocation 25/75 Portfolio	1.82%	$984	141	$9	$8,867	—

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2022, that each Global Fund’s available line of credit was used.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Global Funds may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. lnterfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Global Funds did not use the interfund lending program during the year ended October 31, 2022.

I. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in an amount up to 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Global Funds’ Class R2 Shares.

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Recently Issued Accounting Standards and Regulations:

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the Global Funds’ financial statements.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Global Funds could enter, eliminates the asset segregation framework previously used by the Global Funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021 and the Global Funds began complying with the Derivatives Rule on August 19, 2022.

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On December 3, 2020, the SEC adopted new Rule 2a-5 (the “Valuation Rule”) under the 1940 Act, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC rescinded previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021 and the Global Funds began complying with the Valuation Rule on August 1, 2022.

L. Other:

As of October 31, 2022, the following number of shareholders held the following approximate percentages of the Global Funds’ outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Global Equity Portfolio-Class R2	4	88%
Global Equity Portfolio-Institutional Class	3	78%
Global Allocation 60/40 Portfolio-Class R2	3	100%
Global Allocation 60/40 Portfolio-Institutional Class	4	81%
Global Allocation 25/75 Portfolio-Class R2	2	100%
Global Allocation 25/75 Portfolio-Institutional Class	4	87%

The Global Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, claw back litigation against former shareholders of portfolio companies that filed for bankruptcy, such as the now ended litigation involving The Tribune Company and the ongoing litigation involving Nine West). Although management currently believes that resolving claims against the Global Funds, individually or in aggregate, will not have a material adverse impact on the Global Funds’ financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

M. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Global Funds through the date on which the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Global Equity Portfolio, Global Allocation 60/40 Portfolio and Global Allocation 25/75 Portfolio (three of the funds constituting Dimensional Investment Group Inc., hereafter collectively referred to as the “Funds”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022, and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian and transfer agent of the investee funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

37

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), Dimensional ETF Trust (“ETF Trust”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/ Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has four standing committees, an Audit Committee, a Nominating and Governance Committee (the “Nominating Committee”), a Mutual Funds-ETF Relations committee and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of Reena Aggarwal, George M. Constantinides, Francis A. Longstaff, Abbie J. Smith and Ingrid M. Werner. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Nominating Committee is composed of Reena Aggarwal, George M. Constantinides, Douglas W. Diamond, Francis A. Longstaff, and Heather E. Tookes. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the disinterested Board members and to the full Board. The Nominating Committee works closely with the other disinterested Trustees to evaluate a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee also periodically reviews the Board governance practices, policies, procedures, and operations; reviews the membership of each committee of the Board; reviews and makes recommendations regarding the Independent Trustees’ compensation; oversees the annual self-assessment of the Board and each committee; considers and recommends to the Board, the selection of “independent legal counsel” (as that term is defined in the 1940 Act); and monitors and considers corporate governance issues that may arise from time to time. There were three Nominating Committee meetings held during the fiscal year ended October 31, 2022.

Each Board’s Strategy Committee is composed of Gerard K. O’Reilly, Douglas W. Diamond, Darrell Duffie, and Heather E. Tookes. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee (i) reviews the design of possible new series of the Fund, (ii) reviews performance of existing portfolios of the Funds and discusses and recommends possible enhancements to the portfolios’ investment strategies, (iii) reviews proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) considers issues relating to investment services for each portfolio of the Fund. There were four Strategy Committee meetings held during the fiscal year ended October 31, 2022.

The Mutual Funds-ETF Relations Committee is comprised of George M. Constantinides, Darrell Duffie, and Ingrid M. Werner. At the request of the Board, the Mutual Funds-ETF Relations Committee (i) reviews any newly-proposed expenses to be borne by the ETFs in the Dimensional ETF Trust (“Dimensional ETFs”), portfolios in the DFA mutual fund complex (“Fund Complex”) or changes to the existing expense allocations among the Dimensional ETFs, portfolios in the Fund Complex, and the Advisor, (ii) considers any conflicts of interest that may arise in the operations of the Dimensional ETFs and the portfolios in the Fund Complex, (iii) reviews and considers relevant information relating to the operations of the Dimensional ETFs, and (iv) considers asset flows and performance differences between the similarly managed mutual funds and ETFs of the Funds. There were two Mutual Funds-ETF Relations Committee meetings held for the Trust during the fiscal year ended October 31, 2022.

38

Certain biographical information for each disinterested Trustee/Director and interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a Director or Trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746. Prospectuses are also available at http://us.dimensional.com.

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Disinterested Directors/Trustees

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Reena Aggarwal c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1957	Director/ Trustee	Since December 2021	Robert E. McDonough Professor of Business Administration and Finance, McDonough School of Business, Georgetown University (since 2003); Director, Georgetown Center for Financial Markets and Policy (since 2010); and Vice Provost of Faculty (2016-2020), Georgetown University.	147 portfolios in 5 investment companies	Director, Cohen & Steers (asset management firm) (since 2017) and Director, Nuveen Churchill Direct Lending (private business development company) (since 2019). Formerly, Director, New York Life Investment Management IndexIQ (2008- 2021) (22 funds); Director, REAN Cloud (technology) (2015-2018); Director, FBR & Co. (investment banking) (2011- 2017); and Director, Brightwood Capital Advisors, L.P. (private equity) (2013- 2020).

George M. Constantinides University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Director/ Trustee	DFAIDG – Since 1983; DIG & DEM-Since 1993; DFAITC – Since 1992; ETF Trust – Since 2020	Leo Melamed Professor of Finance, University of Chicago Booth School of Business (since 1978).	147 portfolios in 5 investment companies	None

40

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Douglas W. Diamond c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2017; ETF Trust – Since 2020	Merton H. Miller Distinguished Service Professor of Finance, University of Chicago Booth School of Business (since 1979). Formerly, Visiting Scholar, Federal Reserve Bank of Richmond (1990-2019).	147 portfolios in 5 investment companies	None

Darrell Duffie c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1954	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Adams Distinguished Professor of Management and Professor of Finance, Stanford University (since 1984) and Director, TNB Inc. (bank) (since 2020).	147 portfolios in 5 investment companies	Formerly, Director, Moody’s Corporation (financial information and information technology) (2008- 2018).

Francis A. Longstaff c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1956	Director/ Trustee	Since December 2021	Allstate Professor of Insurance and Finance, UCLA, Anderson School of Management; Consultant, NERA Economic Consulting (since 2018); Consultant, Charles River Associates (economic consulting firm) (since 2013); Consultant, Simplex Holdings, Inc. (technology firm) (since 1998); and Expert Witness, Analysis Group (economic consulting firm) (since 2012).	147 portfolios in 5 investment companies	None

Abbie J. Smith University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2000; ETF Trust – Since 2020	Boris and Irene Stern Distinguished Service Professor of Accounting and James S. Ely, III Faculty Fellow, University of Chicago Booth School of Business (since 1980).	147 portfolios in 5 investment companies	Director (since 2000) and formerly, Lead Director (2014- 2017), HNI Corporation (office furniture); Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003); and Trustee, UBS Funds (2 investment companies within the fund complex) (13 portfolios) (since 2009).

Heather E. Tookes Yale School of Management 165 Whitney Avenue New Haven, CT 06511 1974	Director/ Trustee	Since December 2021	Professor of Finance, Yale School of Management (since 2004).	147 portfolios in 5 investment companies	Director, Payoneer Inc. (digital payments) (since 2021); Director, Ariel Investments LLC (since 2017); and Director, Community Foundation of Greater New Haven (community foundation and grant-making) (since 2022). Formerly, Director, KCG Holdings (trading company) (January 2017-July 2017).

41

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
Ingrid M. Werner c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One Austin, TX 78746 1961	Director/ Trustee	DFAIDG, DIG, DEM & DFAITC - Since 2019; ETF Trust – Since 2020	Martin and Andrew Murrer Professor of Finance, Fisher College of Business, The Ohio State University (since 1998). Adjunct Member, the Prize Committee for the Swedish Riksbank Prize in Economic Sciences in Memory of Alfred Nobel (annual award for significant scientific research contribution) (since 2018). Director, American Finance Association (global association of academic researchers and practitioners in finance) (since January 2019). Member, Scientific Board, Leibniz Institute for Financial Research (institute supporting academic research in finance) (since 2020). Chair, Economic Advisory Committee, FINRA (since 2017). Chairman, Scientific Advisory Board, Swedish House of Finance (institute supporting academic research in finance) (since 2014). Member, Scientific Board, Danish Finance Institute (institute supporting academic research in finance) (since 2017). Fellow, Center for Analytical Finance (academic research) (since 2015). Associate Editor, Journal of Finance (since 2016). Formerly, President, Western Finance Association (global association of academic researchers and practitioners in finance) (2018-2019). Formerly, Member, Academic Board, Mistra Financial Systems (organization funding academic research on environment, governance and climate/sustainability in finance) (2016-2021).	147 portfolios in 5 investment companies	Director, Fourth Swedish AP Fund (pension fund asset management) (since 2017).

42

Interested Directors/Trustees

The following interested Directors are described as such because each is deemed to be an “interested person,” as that term is defined under the 1940 Act, due to his position with the Advisor.

Name, Address and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years	Portfolios within the DFA Fund Complex[2] Overseen	Other Directorships of Public Companies Held During Past 5 Years
David P. Butler c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1964	Director Co-Chief Executive Officer	Director since December 2021 Co-Chief Executive Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer of Dimensional Emerging Markets Value Fund (“DEM”), DFAIDG, Dimensional Investment Group Inc. (“DIG”), The DFA Investment Trust Company (“DFAITC”), Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Investment LLC, and DFA Securities LLC (collectively with DEM, DFAIDG, DIG and DFAITC, the “DFA Entities”) (since 2017), DFA Canada LLC (since 2018), Dimensional Holdings LLC (since 2017), and Dimensional ETF Trust (since 2020); Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Director (since 2017) of Dimensional Holdings Inc., Dimensional Fund Advisors Canada ULC, Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Ltd., and DFA Australia Limited; Director and Co-Chief Executive Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Chief Executive Officer of Dimensional Fund Advisors Canada ULC (since 2018); Head of Global Financial Advisor Services for Dimensional Fund Advisors LP (since 2007) and Dimensional Investment LLC (since 2017); Formerly, Vice President (2007 – 2017) of all the DFA Entities; Formerly, Head of Global Advisor Services for Dimensional Investment LLC (2011-2017).	147 portfolios in 5 investment companies	None

Gerard K. O’Reilly c/o Dimensional Fund Advisors LP 6300 Bee Cave Road, Building One, Austin, TX 78746 1976	Chairman and Director Co-Chief Executive Officer and Chief Investment Officer	Chairman and Director since December 2021 Co-Chief Executive Officer and Chief Investment Officer since 2017 (DFAIDG, DIG, DEM & DFAITC); 2020 (ETF Trust)	Co-Chief Executive Officer and Chief Investment Officer of the DFA Entities (since 2017) and Dimensional ETF Trust (since 2020); Co-Chief Executive Officer of Dimensional Canada LLC (since 2018); Chief Investment Officer of Dimensional Fund Advisors Canada ULC (since 2017); Director, Chief Investment Officer (since 2017) and Vice President (since 2014) of DFA Australia Limited; Chief Investment Officer (since 2018) and Vice President (since 2016) of Dimensional Japan Ltd.; Director, Co-Chief Executive Officer and Chief Investment Officer (since 2017) of Dimensional Cayman Commodity Fund I Ltd.; Director of Dimensional Funds plc (since 2014), Dimensional Fund II plc (since 2014), Dimensional Holdings Inc. (since 2017), Dimensional Advisors Ltd. (since 2017), and Dimensional Ireland Limited (since 2018). Formerly, Executive Vice President (2017) and Co-Chief Investment Officer (2014 – 2017) of the DFA Entities; Formerly, Vice President (2007 – 2017) of the DFA Entities; Formerly, Vice President and Co-Chief Investment Officer (2014 – 2017) of Dimensional Fund Advisors Canada ULC. Formerly, Director of Dimensional Fund Advisors Pte. Ltd. (2017-2018) and Dimensional Fund Advisors Ltd. (2018-2021).	147 portfolios in 5 investment companies	None

[1]	Each Director/Trustee holds office for an indefinite term until his or her successor is elected and qualified.
[2]

Each Director/Trustee is a director or trustee of each of the five registered investment companies within the DFA Fund Complex, which include: the Fund; DIG; DFAITC; DEM; and Dimensional ETF Trust. Each disinterested Director/Trustee also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by the Advisor’s affiliate, Dimensional Fund Advisors Canada ULC.

43

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001

Vice President and Assistant Secretary of

•  all the DFA Entities (since 2001)

•  DFA Australia Limited (since 2002)

•  Dimensional Fund Advisors Ltd. (since 2002)

•  Dimensional Cayman Commodity Fund I Ltd. (since 2010)

•  Dimensional Fund Advisors Pte. Ltd. (since 2012)

•  Dimensional Hong Kong Limited (since 2012)

•  Dimensional ETF Trust (since 2020)

Director, Vice President and Assistant Secretary (since 2003) of

•  Dimensional Fund Advisors Canada ULC

Ryan P. Buechner 1982	Vice President and Assistant Secretary	Since 2019	Vice President and Assistant Secretary of • DFAIDG, DIG, DFAITC and DEM (since 2019) • Dimensional ETF Trust (since 2020) Vice President (since January 2018) of • Dimensional Holdings Inc.

44

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC

Stephen A. Clark 1972	Executive Vice President	Since 2017	Executive Vice President of • all the DFA Entities (since 2017)
• Dimensional ETF Trust (since 2020)
Director and Vice President (since 2016) of
• Dimensional Japan Ltd.
Chairman (since 2018) of
• Dimensional Fund Advisors Canada ULC
President and Director (since 2016) of
• Dimensional Fund Advisors Canada ULC
Vice President (since 2008) and Director (since 2016) of
• DFA Australia Limited
Director (since 2016) of
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Pte. Ltd.
• Dimensional Hong Kong Limited
Vice President of
• Dimensional Advisors Ltd. (since 2016)
• Dimensional Hong Kong Limited (since 2016)
• Dimensional Fund Advisors Pte. Ltd. (since 2019)
Formerly, Director (2016-2021) of
• Dimensional Fund Advisors Ltd.
Formerly, Vice President (2004 – 2017) of
• all the DFA Entities
Formerly, Vice President (2010 – 2016) of
• Dimensional Fund Advisors Canada ULC
Formerly, Vice President (2016-2019) of
• Dimensional Fund Advisors Pte. Ltd.
Formerly, Interim Chief Executive Officer (2019-2020) of
• Dimensional Fund Advisors Pte. Ltd.
Formerly, Head of Institutional, North America (2012 – 2013) and Head of Global Institutional Services (2014-2018) for
• Dimensional Fund Advisors LP

Lisa M. Dallmer 1972	Chief Operating Officer	Since June 2021	Chief Operating Officer (since June 2021) of • the DFA Fund Complex
Executive Vice President (since January 2020)
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC
Chief Operating Officer (since December 2019)
• Dimensional Holdings Inc.
• Dimensional Fund Advisors LP
• Dimensional Investment LLC
• DFA Securities LLC
Vice President (since 2020) of
• DFA Australia Limited
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors Canada ULC
• Dimensional Fund Advisors Pte. Ltd.
• Dimensional Ireland Limited
• Dimensional Japan Ltd.

45

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Formerly, Vice President, Chief Financial Officer, and Treasurer (June 2020-June 2021) of
• the DFA Fund Complex
Formerly, Senior Vice President, Business Operations (March 2019 – October
2019) at
• Delphix Inc.
Formerly, Chief Operating Officer Global Technology & Operations,
Managing Director (2014 – 2018) of
• BlackRock Inc.

Bernard J. Grzelak 1971	Vice President	Since June 2021	Vice President (since June 2021) of • the DFA Fund Complex
Vice President, Chief Financial Officer and Treasurer (since September 2020) of
• DFA Australia Limited
• Dimensional Fund Advisors Canada ULC
• DFA Securities LLC
• Dimensional Advisors Ltd.
• Dimensional Fund Advisors LP
• Dimensional Fund Advisors Ltd.
• Dimensional Fund Advisors Pte. Ltd.
• Dimensional Holdings Inc.
• Dimensional Hong Kong Limited
• Dimensional Investment LLC
Vice President (since March 2021) of
• Dimensional Ireland Limited
Formerly, Partner (2008 – 2020), Chief Operating Officer, Global Funds and Risk (2018 – 2020), Chief Operations Officer (2016 – 2018), and Director of Fund Administration (2003 – 2016) of
• Lord Abbett & Co. LLC
Formerly, Chief Financial Officer (2017 - 2020), and Treasurer (2003 – 2017) of
• Lord Abbett Family of Funds

Eric Hall 1978	Vice President and Assistant Treasurer	Since June 2021	Vice President and Assistant Treasurer (since June 2021) of • the DFA Fund Complex Formerly, Data Integrity Team Lead (December 2019 – April 2021) of
• Clearwater Analytics
Formerly, Assistant Vice President and Assistant Treasurer (March 2015 – November 2019) at
• INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)

Jeff J. Jeon 1973	Vice President	Since 2004	Vice President (since 2004) of • all the DFA Entities
Vice President (since 2020) of
• Dimensional ETF Trust
Vice President and Assistant Secretary (since 2010) of
• Dimensional Cayman Commodity Fund I Ltd.
Formerly, Assistant Secretary (2017-2019) of
• all the DFA Entities

Joy Lopez 1971	Vice President and Assistant Treasurer	Vice President since 2015 and Assistant Treasurer since 2017

Vice President of

•  all the DFA Entities (since 2015)

•  Dimensional Fund Advisors Ltd. (since 2015)

•  Dimensional ETF Trust (since 2020)

•  DFA Australia Limited (since 2020)

•  Dimensional Fund Advisors Canada ULC (since 2020)

•  Dimensional Ireland Limited (since 2020)

Assistant Treasurer of

46

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• DFAIDG, DIG, DFAITC and DEM (since 2017)
• Dimensional ETF Trust (since 2020)

Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of • all the DFA Entities (since 2010)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional ETF Trust (since 2020)

Jan Miller 1963	Vice President, Chief Financial Officer, and Treasurer	Since June 2021	Vice President, Chief Financial Officer, and Treasurer (since June 2021) of • the DFA Fund Complex Formerly, Director (May 2019 – January 2021) at • INVESCO, U.S. (formerly, OppenheimerFunds, Inc.)
Formerly, Vice President and Assistant Treasurer (September 2012 – May 2019) at
• OppenheimerFunds, Inc.

Catherine L. Newell 1964	President and General Counsel	President since 2017 and General Counsel since 2001	President of • DFAIDG, DIG, DFAITC and DEM (since 2017) • Dimensional ETF Trust (since 2020) General Counsel of • all the DFA Entities (since 2001)
• Dimensional Fund Advisors LP (since 2006)
• Dimensional Holdings Inc (since 2006)
• Dimensional Investment LLC (since 2009)
• DFA Canada LLC (since 2009)
• Dimensional ETF Trust (since 2020)
Executive Vice President (since 2017) of
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• DFA Securities LLC
• Dimensional Investment LLC
Secretary of
• Dimensional Fund Advisors LP (since 2006)
• Dimensional Holdings Inc. (since 2006)
• DFA Securities LLC (since 2006)
• Dimensional Investment LLC (since 2009)
Vice President (since 1997) and Secretary (since 2002) of
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
Vice President and Secretary of
• Dimensional Fund Advisors Canada ULC (since 2003)
• DFA Canada LLC (since 2009)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd (since 2014)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
Vice President and Assistant Secretary (since 2012) of
• Dimensional Hong Kong Limited
Director of
• Dimensional Australia Limited (since 2007)
• Dimensional Funds plc (since 2002)
• Dimensional Funds II plc (since 2006)
• Director of Dimensional Japan Ltd. (since 2012)
• Dimensional Advisors Ltd. (since 2012)
• Dimensional Fund Advisors Pte. Ltd. (since 2012)
• Dimensional Hong Kong Limited (since 2012)

47

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years

•  Dimensional Ireland Limited (since 2018)

Formerly, Vice President and Secretary (2010 – 2014) of

•  Dimensional SmartNest (US) LLC

Formerly, Vice President (1997 – 2017) and Secretary (2000 – 2017) of

•  DFAIDG, DIG, DFAITC and DEM

Formerly, Vice President of

•  Dimensional Fund Advisors LP (1997 – 2017)

•  Dimensional Holdings Inc. (2006 – 2017)

•  DFA Securities LLC (1997 – 2017)

•  Dimensional Investment LLC (2009 – 2017)

Formerly, Director (2002 – 2021) of

•  Dimensional Fund Advisors Ltd.

Selwyn J. Notelovitz 1961	Vice President	Since September 2021	Vice President (since September 2021) of • the DFA Fund Complex Vice President (since December 2012) and Chief Compliance Officer (since July 2020) of
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Chief Compliance Officer (since July 2020) of:
• DFA Australia Limited
• Dimensional Fund Advisors Ltd.
• Dimensional Fund Advisors Canada ULC
Formerly, Deputy Chief Compliance Officer (2013-2020) of:
• DFA Fund Complex
• DFA Securities LLC
• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Formerly, Vice President (2013-2020) of:
• DFA Fund Complex
Formerly, Director (2019-2021) of:
• Dimensional Ireland Limited

Carolyn L. O 1974	Vice President and Secretary	Vice President since 2010 and Secretary since 2017

Vice President and Secretary of

•  DFAIDG, DIG, DFAITC and DEM (since 2010 and 2017, respectively)

•  Dimensional ETF Trust (since 2020)

Vice President (since 2010) and Assistant Secretary (since 2016) of

• Dimensional Fund Advisors LP
• Dimensional Holdings Inc.
• Dimensional Investment LLC
Vice President of
• DFA Securities LLC (since 2010)
• Dimensional Cayman Commodity Fund I Ltd. (since 2010)
• Dimensional Fund Advisors Canada ULC (since 2016)
Assistant Secretary (since 2016) of
• DFA Securities LLC

Randy C. Olson 1980	Chief Compliance Officer	Since 2020	Chief Compliance Officer (since 2020) • the DFA Fund Complex • Vice President (since 2016) of • DFA Securities LLC • Dimensional Fund Advisors LP • Dimensional Holdings Inc.

48

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
• Dimensional Investment LLC
Formerly, Vice President – Senior Compliance Officer
• Dimensional Investment Advisors LP (January 2020 – August 2020 and July 2014 – March 2017)
Formerly, Vice President – Head of Compliance & Operations Asia Ex-Japan
• Dimensional Investment Advisors LP (April 2017 – January 2020)

James J. Taylor 1983	Vice President and Assistant Treasurer	Since 2020	Vice President and Assistant Treasurer (since 2020) of • the DFA Fund Complex Vice President
• Dimensional Holdings Inc. (since 2016)
• Dimensional Fund Advisors LP (since 2016)
• Dimensional Investment LLC (since 2016)
• DFA Securities LLC (since 2016)
• Dimensional Fund Advisors Canada ULC (since 2020)

[1]	Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

49

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at https://www.dimensional.com/us-en/who-we-are/investment-stewardship and reflects the twelve-month period beginning July 1st and ending June 30th.

50

TAX NOTICE TO SHAREHOLDERS

(Unaudited)

The following information is solely for informational purposes. Each Portfolio is designating the U.S. federal income tax character of the following items with respect to distributions paid or expected to be paid to shareholders related to the fiscal year ended October 31, 2022. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each classification below and including “Section 163(j) interest dividends” as defined in Treasury Regulation §1.163(j)-1(b)(35) and “Section 199A dividends” as defined in Treasury Regulation §1.199A -3(d), it is the intent of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For U.S. federal income tax purposes, shareholders generally must report distributions received from a Portfolio on a calendar-year basis, which therefore may include distributions with respect to portions of two fiscal years of the Portfolio. Annual statements needed by shareholders concerning the tax status of distributions received for the calendar year 2022 (e.g., IRS Form 1099-DIV) will be provided in early 2023. Shareholders should refer to these statements in preparing their calendar year 2022 tax returns. Please consult your tax advisor for the proper treatment of this information. Unless otherwise noted, the amounts in the table are expressed as a percentage of the distributions paid with respect to the fiscal year ended October 31, 2022.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualified Dividends (for Corporate Dividends Received Deduction) (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Foreign Tax Credit (4)	Foreign Source Income (5)	Qualified Net Interest Income (6)	Qualified Short- Term Capital Gain (7)
Global Equity Portfolio	40%	—	60%	—	—	100%	55%	96%	—	—	24%	—	—
Global Allocation 60/40 Portfolio	35%	—	65%	—	—	100%	39%	67%	—	—	15%	24%	—
Global Allocation 25/75 Portfolio	42%	—	58%	—	—	100%	13%	22%	—	—	6%	76%	—

(1)

Qualified Dividends represents the amount that qualifies for the corporate dividends-received deduction under Section 243 of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(2)

Qualified Dividend Income represents the amount that qualifies for the reduced capital gain tax rate under Section 1(h)(11) of the Internal Revenue Code and is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(3)

U.S. Government Interest represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022. Generally, interest from direct U.S. Government obligations is exempt from state income tax. Please consult your tax advisor for the availability of a state tax exemption based on your individual circumstances.

(4)

Foreign Tax Credit represents the amount of dividends that qualify for the foreign tax credit pass through under Section 853 of the Internal Revenue Code and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(5)

Foreign Source Income represents the amount of dividends derived from foreign sources and is reflected as a percentage of “investment company taxable income” (as defined in Section 852(b)(2) of the Internal Revenue Code).

(6)

Qualified Net Interest Income represents the amount of interest income available as interest-related dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(1) of the Internal Revenue Code. The information is reflected as a percentage estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

(7)

Qualified Short-Term Capital Gain represents the amount available as short-term capital gain dividends generally exempt from withholding taxes for non-U.S. shareholders under Section 871(k)(2) of the Internal Revenue Code. The information is reflected as a percentage of estimated ordinary income distributions (the total of short-term capital gain and net investment income distributions) for the calendar year 2022.

51

DFA103122-025A 00281088

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s Co-Principal Executive Officers and Principal Financial Officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Fiscal Year Ended October 31, 2022: $ 208,805

Fiscal Year Ended October 31, 2021: $ 199,421

(b)	Audit-Related Fees

Fees for Registrant	Fiscal Year Ended October 31, 2022: $ 16,888
Fiscal Year Ended October 31, 2021: $ 16,181

For fiscal years ended October 31, 2022 and October 31, 2021, Audit-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2022: $ 225,000
Fiscal Year Ended October 31, 2021: $ 220,000

For the fiscal years ended October 31, 2022 and October 31, 2021, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SSAE 16 over controls at the Registrant’s investment adviser.

(c)	Tax Fees

Fees for Registrant	Fiscal Year Ended October 31, 2022: $0
Fiscal Year Ended October 31, 2021: $0

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees

Fees for Registrant	Fiscal Year Ended October 31, 2022: $0
Fiscal Year Ended October 31, 2021: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)	Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide mechanisms by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.

The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.

The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.

The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.

Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services (including tax services) to the Funds and their Service Affiliates pursuant to this Section C.

2.

Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.

The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail (which may include a range of tax services) and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request. If management and the Auditor desire the Committee to preapprove the furnishing of a range of tax services, the Auditor shall provide an estimated range of fees for such tax services for the consideration and approval by the Committee.

4.

The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.

A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.

Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.

The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the full Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.

The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.

In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.

A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2022 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2022: $ 1,659,293

Fiscal Year Ended October 31, 2021: $ 1,315,307

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a) Please see the schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each series of the Registrant or the master fund in which the series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant

U.S. Large Company Portfolio	Series of Registrant

The U.S. Large Cap Value Series	Master fund for U.S. Large Cap Value Portfolio III

The DFA International Value Series	Master fund for DFA International Value Portfolio and DFA International Value Portfolio III

The Emerging Markets Series	Master fund for Emerging Markets Portfolio II

U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2022

		Shares	Value†
COMMON STOCKS — (98.6%)
COMMUNICATION SERVICES — (7.3%)
	Activision Blizzard, Inc.	213,021	$15,507,929
*	Alphabet, Inc., Class A	1,794,896	169,635,621
*	Alphabet, Inc., Class C	1,605,138	151,942,363
	AT&T, Inc.	2,136,533	38,948,996
# *	Charter Communications, Inc., Class A	33,331	12,253,142
	Comcast Corp., Class A	1,320,182	41,902,577
# *	DISH Network Corp., Class A	74,436	1,109,841
	Electronic Arts, Inc.	79,360	9,996,186
	Fox Corp., Class A	92,947	2,683,380
	Fox Corp., Class B	40,803	1,109,842
	Interpublic Group of Cos., Inc.	116,205	3,461,747
*	Live Nation Entertainment, Inc.	41,604	3,312,094
#	Lumen Technologies, Inc.	281,463	2,071,568
*	Match Group, Inc.	85,630	3,699,216
*	Meta Platforms, Inc., Class A	683,211	63,647,937
*	Netflix, Inc.	133,333	38,917,236
	News Corp., Class A	117,114	1,975,713
	News Corp., Class B	29,957	513,163
	Omnicom Group, Inc.	61,086	4,444,006
#	Paramount Global, Class B	154,800	2,835,936
*	Take-Two Interactive Software, Inc.	47,140	5,585,147
*	T-Mobile U.S., Inc.	178,160	27,001,930
	Verizon Communications, Inc.	1,258,736	47,038,964
*	Walt Disney Co.	546,237	58,196,090
*	Warner Bros Discovery, Inc.	664,525	8,638,825

TOTAL COMMUNICATION SERVICES			716,429,449

CONSUMER DISCRETIONARY — (10.7%)
	Advance Auto Parts, Inc.	18,196	3,455,784
*	Amazon.com, Inc.	2,652,722	271,744,842
*	Aptiv PLC	81,732	7,443,333
*	AutoZone, Inc.	5,861	14,845,210
	Bath & Body Works, Inc.	68,894	2,299,682
	Best Buy Co., Inc.	60,215	4,119,308
*	Booking Holdings, Inc.	11,923	22,289,810
	BorgWarner, Inc.	72,250	2,711,542
*	Caesars Entertainment, Inc.	64,985	2,841,794
# *	CarMax, Inc.	48,700	3,068,587
# *	Carnival Corp.	295,996	2,681,724
*	Chipotle Mexican Grill, Inc.	8,361	12,527,537
	Darden Restaurants, Inc.	37,135	5,315,504
	Dollar General Corp.	68,096	17,367,885
*	Dollar Tree, Inc.	63,444	10,055,874
	Domino’s Pizza, Inc.	10,775	3,579,886
	DR Horton, Inc.	95,186	7,317,900
	eBay, Inc.	165,681	6,600,731
# *	Etsy, Inc.	38,540	3,619,291
*	Expedia Group, Inc.	45,450	4,248,211
	Ford Motor Co.	1,184,556	15,837,514
	Garmin Ltd.	46,261	4,072,818
	General Motors Co.	435,941	17,110,684
	Genuine Parts Co.	42,287	7,521,166
	Hasbro, Inc.	39,263	2,561,911
	Hilton Worldwide Holdings, Inc.	82,429	11,149,347
	Home Depot, Inc.	307,783	91,143,780

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
# *	Las Vegas Sands Corp.	98,606	$3,748,014
	Lennar Corp., Class A	76,425	6,167,497
	LKQ Corp.	77,264	4,298,969
	Lowe’s Cos., Inc.	191,639	37,360,023
	Marriott International, Inc., Class A	82,654	13,233,732
	McDonald’s Corp.	220,427	60,101,626
	MGM Resorts International	97,738	3,476,541
*	Mohawk Industries, Inc.	15,618	1,479,805
	Newell Brands, Inc.	107,459	1,484,009
	NIKE, Inc., Class B	378,957	35,121,735
*	Norwegian Cruise Line Holdings Ltd.	126,132	2,130,369
*	NVR, Inc.	916	3,881,779
*	O’Reilly Automotive, Inc.	19,172	16,050,223
	Pool Corp.	11,924	3,627,638
	PulteGroup, Inc.	69,771	2,790,142
#	Ralph Lauren Corp.	12,748	1,181,612
	Ross Stores, Inc.	105,160	10,062,760
# *	Royal Caribbean Cruises Ltd.	65,467	3,494,628
	Starbucks Corp.	344,239	29,807,655
	Tapestry, Inc.	76,401	2,420,384
	Target Corp.	139,009	22,832,228
*	Tesla, Inc.	797,281	181,413,319
	TJX Cos., Inc.	351,627	25,352,307
	Tractor Supply Co.	33,315	7,321,638
*	Ulta Beauty, Inc.	15,661	6,567,754
	VF Corp.	97,479	2,753,782
	Whirlpool Corp.	16,494	2,280,131
# *	Wynn Resorts Ltd.	31,860	2,035,854
	Yum! Brands, Inc.	85,596	10,121,727

TOTAL CONSUMER DISCRETIONARY			1,060,129,536

CONSUMER STAPLES — (6.8%)
	Altria Group, Inc.	540,566	25,011,989
	Archer-Daniels-Midland Co.	167,933	16,286,142
	Brown-Forman Corp., Class B	55,078	3,745,304
	Campbell Soup Co.	61,165	3,236,240
	Church & Dwight Co., Inc.	72,553	5,378,354
	Clorox Co.	37,394	5,461,020
	Coca-Cola Co.	1,165,900	69,779,115
	Colgate-Palmolive Co.	250,339	18,485,032
	Conagra Brands, Inc.	145,362	5,334,785
	Constellation Brands, Inc., Class A	47,876	11,829,202
	Costco Wholesale Corp.	132,696	66,547,044
	Estee Lauder Cos., Inc., Class A	69,506	13,935,258
	General Mills, Inc.	179,087	14,609,917
	Hershey Co.	43,901	10,482,242
	Hormel Foods Corp.	85,827	3,986,664
	J M Smucker Co.	32,264	4,860,894
	Kellogg Co.	76,446	5,872,582
	Keurig Dr Pepper, Inc.	254,931	9,901,520
	Kimberly-Clark Corp.	101,017	12,572,576
	Kraft Heinz Co.	213,596	8,217,038
	Kroger Co.	195,657	9,252,620
	Lamb Weston Holdings, Inc.	42,732	3,684,353
#	McCormick & Co., Inc.	75,880	5,967,203
	Molson Coors Beverage Co., Class B	57,005	2,874,762
	Mondelez International, Inc., Class A	411,394	25,292,503
*	Monster Beverage Corp.	113,189	10,608,073
	PepsiCo, Inc.	413,377	75,060,996

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†
CONSUMER STAPLES — (Continued)
Philip Morris International, Inc.	464,695	$42,682,236
Procter & Gamble Co.	715,573	96,366,216
Sysco Corp.	152,467	13,197,544
Tyson Foods, Inc., Class A	87,255	5,963,879
Walgreens Boots Alliance, Inc.	216,506	7,902,469
Walmart, Inc.	427,058	60,783,165

TOTAL CONSUMER STAPLES		675,168,937

ENERGY — (5.3%)
APA Corp.	97,423	4,428,850
Baker Hughes Co.	281,679	7,791,241
Chevron Corp.	539,276	97,555,028
ConocoPhillips	381,537	48,108,000
Coterra Energy, Inc.	238,747	7,432,194
Devon Energy Corp.	185,268	14,330,480
Diamondback Energy, Inc.	51,617	8,109,547
EOG Resources, Inc.	175,953	24,021,104
EQT Corp.	111,313	4,657,336
Exxon Mobil Corp.	1,247,723	138,260,186
Halliburton Co.	271,196	9,876,958
Hess Corp.	83,816	11,824,761
Kinder Morgan, Inc.	587,957	10,653,781
Marathon Oil Corp.	203,558	6,198,341
Marathon Petroleum Corp.	149,213	16,953,581
Occidental Petroleum Corp.	222,788	16,174,409
ONEOK, Inc.	134,235	7,962,820
Phillips 66	144,476	15,067,402
Pioneer Natural Resources Co.	71,467	18,324,854
Schlumberger NV	423,194	22,018,784
Targa Resources Corp.	68,254	4,666,526
Valero Energy Corp.	118,508	14,878,679
Williams Cos., Inc.	366,811	12,005,724

TOTAL ENERGY		521,300,586

FINANCIALS — (11.3%)
Aflac, Inc.	172,863	11,255,110
Allstate Corp.	81,405	10,277,381
American Express Co.	180,001	26,721,148
American International Group, Inc.	228,694	13,035,558
Ameriprise Financial, Inc.	32,394	10,013,633
Aon PLC, Class A	63,295	17,816,910
Arthur J Gallagher & Co.	62,876	11,762,842
Assurant, Inc.	15,897	2,159,766
Bank of America Corp.	2,093,900	75,464,156
Bank of New York Mellon Corp.	221,604	9,331,744
* Berkshire Hathaway, Inc., Class B	540,290	159,434,176
BlackRock, Inc.	45,233	29,216,447
Brown & Brown, Inc.	70,943	4,170,739
Capital One Financial Corp.	115,399	12,234,602
Cboe Global Markets, Inc.	32,078	3,993,711
# Charles Schwab Corp.	455,356	36,278,213
Chubb Ltd.	125,338	26,933,883
Cincinnati Financial Corp.	44,732	4,621,710
Citigroup, Inc.	581,231	26,655,254
Citizens Financial Group, Inc.	146,977	6,011,359
CME Group, Inc.	107,823	18,685,726
Comerica, Inc.	39,629	2,793,845
Discover Financial Services	82,411	8,608,653

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	Everest Re Group Ltd.	11,643	$3,756,730
	FactSet Research Systems, Inc.	11,492	4,889,731
	Fifth Third Bancorp	205,835	7,346,251
	First Republic Bank	54,248	6,515,185
#	Franklin Resources, Inc.	84,880	1,990,436
	Globe Life, Inc.	26,818	3,098,015
	Goldman Sachs Group, Inc.	102,373	35,268,522
	Hartford Financial Services Group, Inc.	96,641	6,997,775
	Huntington Bancshares, Inc.	435,479	6,610,571
	Intercontinental Exchange, Inc.	166,902	15,950,824
#	Invesco Ltd.	97,645	1,495,921
	JPMorgan Chase & Co.	878,092	110,534,221
	KeyCorp	280,643	5,015,090
	Lincoln National Corp.	46,019	2,479,044
	Loews Corp.	58,441	3,332,306
	M&T Bank Corp.	52,587	8,854,073
	MarketAxess Holdings, Inc.	11,124	2,714,701
	Marsh & McLennan Cos., Inc.	149,803	24,191,687
	MetLife, Inc.	201,557	14,755,988
	Moody’s Corp.	47,165	12,492,594
	Morgan Stanley	401,660	33,004,402
	MSCI, Inc.	24,162	11,328,595
	Nasdaq, Inc.	101,526	6,318,978
	Northern Trust Corp.	62,580	5,278,623
	PNC Financial Services Group, Inc.	123,208	19,938,751
	Principal Financial Group, Inc.	70,127	6,180,293
	Progressive Corp.	175,634	22,551,406
	Prudential Financial, Inc.	111,396	11,717,745
	Raymond James Financial, Inc.	58,148	6,869,605
	Regions Financial Corp.	281,162	6,171,506
	S&P Global, Inc.	102,187	32,827,574
	Signature Bank	18,980	3,008,899
	State Street Corp.	109,932	8,134,968
*	SVB Financial Group	17,676	4,082,449
	Synchrony Financial	145,877	5,187,386
	T Rowe Price Group, Inc.	67,558	7,171,957
	Travelers Cos., Inc.	71,132	13,121,009
	Truist Financial Corp.	398,181	17,834,527
	U.S. Bancorp	404,246	17,160,243
	Wells Fargo & Co.	1,136,657	52,274,855
	Willis Towers Watson PLC	32,992	7,199,184
	WR Berkley Corp.	61,123	4,546,329
	Zions Bancorp NA	45,875	2,382,748

TOTAL FINANCIALS			1,110,058,263

HEALTH CARE — (15.1%)
	Abbott Laboratories	524,792	51,922,921
	AbbVie, Inc.	529,577	77,530,073
*	ABIOMED, Inc.	13,791	3,476,435
	Agilent Technologies, Inc.	89,368	12,364,063
*	Align Technology, Inc.	21,645	4,205,624
	AmerisourceBergen Corp.	45,571	7,164,673
	Amgen, Inc.	160,351	43,350,893
	Baxter International, Inc.	150,646	8,187,610
	Becton Dickinson & Co.	85,676	20,216,966
*	Biogen, Inc.	43,606	12,359,685
*	Bio-Rad Laboratories, Inc., Class A	6,544	2,301,590
	Bio-Techne Corp.	11,842	3,508,311
*	Boston Scientific Corp.	429,134	18,499,967

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
	Bristol-Myers Squibb Co.	639,938	$49,575,997
	Cardinal Health, Inc.	82,217	6,240,270
*	Catalent, Inc.	54,239	3,565,129
*	Centene Corp.	171,885	14,632,570
*	Charles River Laboratories International, Inc.	15,345	3,256,976
	Cigna Corp.	91,542	29,573,559
	Cooper Cos., Inc.	14,995	4,099,483
	CVS Health Corp.	393,667	37,280,265
	Danaher Corp.	195,639	49,236,467
*	DaVita, Inc.	17,254	1,259,715
	DENTSPLY SIRONA, Inc.	63,116	1,945,235
*	DexCom, Inc.	117,501	14,191,771
*	Edwards Lifesciences Corp.	185,404	13,428,812
	Elevance Health, Inc.	71,959	39,345,022
	Eli Lilly & Co.	236,194	85,523,485
	Gilead Sciences, Inc.	376,037	29,503,863
	HCA Healthcare, Inc.	64,756	14,082,487
*	Henry Schein, Inc.	41,769	2,859,506
*	Hologic, Inc.	75,634	5,127,985
	Humana, Inc.	37,953	21,180,810
*	IDEXX Laboratories, Inc.	25,132	9,039,478
*	Illumina, Inc.	47,150	10,788,863
*	Incyte Corp.	55,145	4,099,479
*	Intuitive Surgical, Inc.	107,181	26,416,901
*	IQVIA Holdings, Inc.	55,987	11,738,794
	Johnson & Johnson	787,136	136,938,050
	Laboratory Corp. of America Holdings	27,212	6,037,254
	McKesson Corp.	43,162	16,805,988
	Medtronic PLC	398,491	34,804,204
	Merck & Co., Inc.	758,781	76,788,637
*	Mettler-Toledo International, Inc.	6,798	8,598,994
*	Moderna, Inc.	101,198	15,213,095
*	Molina Healthcare, Inc.	17,378	6,236,269
	Organon & Co.	75,915	1,987,455
	PerkinElmer, Inc.	38,030	5,080,047
	Pfizer, Inc.	1,680,969	78,249,107
	Quest Diagnostics, Inc.	35,277	5,067,541
*	Regeneron Pharmaceuticals, Inc.	32,179	24,094,026
	ResMed, Inc.	43,885	9,816,636
	STERIS PLC	30,375	5,242,118
	Stryker Corp.	101,097	23,175,476
	Teleflex, Inc.	14,141	3,034,093
	Thermo Fisher Scientific, Inc.	117,387	60,333,396
	UnitedHealth Group, Inc.	280,021	155,453,658
	Universal Health Services, Inc., Class B	19,525	2,262,362
*	Vertex Pharmaceuticals, Inc.	76,924	24,000,288
	Viatris, Inc.	368,206	3,729,927
*	Waters Corp.	18,053	5,400,916
	West Pharmaceutical Services, Inc.	22,512	5,180,011
	Zimmer Biomet Holdings, Inc.	62,708	7,107,952
	Zoetis, Inc.	140,598	21,199,366

TOTAL HEALTH CARE			1,494,918,599

INDUSTRIALS — (8.2%)
	3M Co.	160,013	20,128,035
*	Alaska Air Group, Inc.	36,476	1,621,723
	Allegion PLC	26,273	2,752,622
# *	American Airlines Group, Inc.	195,788	2,776,274
	AMETEK, Inc.	68,815	8,922,553

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	AO Smith Corp.	38,239	$2,094,732
*	Boeing Co.	167,468	23,865,865
	Carrier Global Corp.	253,333	10,072,520
	Caterpillar, Inc.	158,323	34,270,597
	CH Robinson Worldwide, Inc.	37,159	3,631,177
	Cintas Corp.	25,750	11,009,412
*	Copart, Inc.	63,964	7,357,139
*	CoStar Group, Inc.	118,774	9,824,985
	CSX Corp.	643,442	18,698,425
	Cummins, Inc.	42,346	10,354,020
	Deere & Co.	83,422	33,020,096
*	Delta Air Lines, Inc.	192,020	6,515,239
	Dover Corp.	42,997	5,619,278
	Eaton Corp. PLC	119,399	17,918,208
	Emerson Electric Co.	177,424	15,364,918
#	Equifax, Inc.	37,069	6,284,678
	Expeditors International of Washington, Inc.	49,555	4,848,957
	Fastenal Co.	172,743	8,348,669
	FedEx Corp.	71,616	11,478,612
	Fortive Corp.	107,371	6,861,007
	Fortune Brands Home & Security, Inc.	39,269	2,368,706
*	Generac Holdings, Inc.	19,206	2,226,167
	General Dynamics Corp.	67,608	16,888,478
	General Electric Co.	329,129	25,609,527
	Honeywell International, Inc.	201,968	41,205,511
	Howmet Aerospace, Inc.	111,496	3,963,683
	Huntington Ingalls Industries, Inc.	11,924	3,065,303
	IDEX Corp.	22,587	5,021,316
	Illinois Tool Works, Inc.	84,681	18,081,934
	Ingersoll Rand, Inc.	121,047	6,112,874
	Jacobs Solutions, Inc.	38,098	4,389,652
	JB Hunt Transport Services, Inc.	24,957	4,269,394
	Johnson Controls International PLC	206,872	11,965,476
	L3Harris Technologies, Inc.	57,489	14,169,314
	Leidos Holdings, Inc.	41,496	4,215,579
	Lockheed Martin Corp.	70,775	34,444,777
	Masco Corp.	68,044	3,148,396
	Nordson Corp.	16,379	3,685,275
	Norfolk Southern Corp.	70,628	16,108,128
	Northrop Grumman Corp.	43,660	23,969,777
#	Old Dominion Freight Line, Inc.	27,481	7,546,283
	Otis Worldwide Corp.	126,041	8,903,536
	PACCAR, Inc.	104,754	10,143,330
	Parker-Hannifin Corp.	38,631	11,226,941
	Pentair PLC	50,241	2,157,851
	Quanta Services, Inc.	42,740	6,070,790
	Raytheon Technologies Corp.	442,635	41,970,651
	Republic Services, Inc.	61,763	8,191,009
	Robert Half International, Inc.	33,030	2,525,474
	Rockwell Automation, Inc.	34,603	8,834,146
	Rollins, Inc.	68,402	2,878,356
	Snap-on, Inc.	15,731	3,493,069
*	Southwest Airlines Co.	177,359	6,447,000
	Stanley Black & Decker, Inc.	45,065	3,537,152
	Textron, Inc.	63,526	4,347,719
	Trane Technologies PLC	69,418	11,081,195
	TransDigm Group, Inc.	15,421	8,878,795
	Union Pacific Corp.	187,256	36,915,648
*	United Airlines Holdings, Inc.	98,534	4,244,845

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
	United Parcel Service, Inc., Class B	219,460	$36,818,804
*	United Rentals, Inc.	20,923	6,605,600
	Verisk Analytics, Inc.	46,985	8,590,268
	Waste Management, Inc.	113,054	17,904,362
	Westinghouse Air Brake Technologies Corp.	55,281	5,156,612
	WW Grainger, Inc.	12,901	7,538,699
	Xylem, Inc.	53,574	5,487,585

TOTAL INDUSTRIALS			806,044,728

INFORMATION TECHNOLOGY — (25.9%)
	Accenture PLC, Class A	189,544	53,811,542
*	Adobe, Inc.	140,277	44,678,224
*	Advanced Micro Devices, Inc.	484,321	29,088,319
*	Akamai Technologies, Inc.	48,397	4,274,907
	Amphenol Corp., Class A	178,059	13,502,214
	Analog Devices, Inc.	156,088	22,261,271
*	ANSYS, Inc.	26,255	5,806,556
	Apple, Inc.	4,520,520	693,176,690
	Applied Materials, Inc.	261,196	23,060,995
*	Arista Networks, Inc.	68,189	8,241,323
*	Autodesk, Inc.	65,101	13,951,144
	Automatic Data Processing, Inc.	124,659	30,130,080
	Broadcom, Inc.	120,996	56,882,640
	Broadridge Financial Solutions, Inc.	35,422	5,315,425
*	Cadence Design Systems, Inc.	81,898	12,398,538
	CDW Corp.	40,691	7,031,812
*	Ceridian HCM Holding, Inc.	39,852	2,637,804
	Cisco Systems, Inc.	1,240,783	56,368,772
	Cognizant Technology Solutions Corp., Class A	155,751	9,695,500
	Corning, Inc.	228,573	7,353,193
*	DXC Technology Co.	69,152	1,988,120
*	Enphase Energy, Inc.	40,609	12,466,963
*	EPAM Systems, Inc.	17,273	6,045,550
*	F5, Inc.	18,330	2,619,540
	Fidelity National Information Services, Inc.	181,830	15,090,072
*	Fiserv, Inc.	191,793	19,704,813
*	FleetCor Technologies, Inc.	22,535	4,194,214
*	Fortinet, Inc.	197,211	11,272,581
*	Gartner, Inc.	23,651	7,140,710
	Global Payments, Inc.	83,434	9,533,169
	Hewlett Packard Enterprise Co.	391,340	5,584,422
	HP, Inc.	272,196	7,518,054
	Intel Corp.	1,231,330	35,006,712
	International Business Machines Corp.	270,822	37,451,974
	Intuit, Inc.	84,587	36,160,942
	Jack Henry & Associates, Inc.	22,033	4,385,889
	Juniper Networks, Inc.	95,529	2,923,187
*	Keysight Technologies, Inc.	54,110	9,423,257
	KLA Corp.	42,619	13,486,783
	Lam Research Corp.	41,183	16,670,055
	Mastercard, Inc., Class A	255,536	83,861,804
	Microchip Technology, Inc.	165,002	10,187,223
	Micron Technology, Inc.	331,169	17,916,243
#	Microsoft Corp.	2,231,811	518,070,287
	Monolithic Power Systems, Inc.	13,147	4,462,749
	Motorola Solutions, Inc.	50,224	12,541,435
	NetApp, Inc.	65,584	4,543,004
	NortonLifeLock, Inc.	176,987	3,987,517
	NVIDIA Corp.	749,807	101,201,451

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
INFORMATION TECHNOLOGY — (Continued)
	NXP Semiconductors NV	78,692	$11,495,327
*	ON Semiconductor Corp.	130,462	8,014,281
	Oracle Corp.	455,544	35,564,320
	Paychex, Inc.	96,025	11,360,718
*	Paycom Software, Inc.	14,637	5,064,402
*	PayPal Holdings, Inc.	346,964	28,999,251
*	PTC, Inc.	31,233	3,680,184
*	Qorvo, Inc.	30,890	2,659,011
	QUALCOMM, Inc.	336,689	39,614,828
	Roper Technologies, Inc.	31,899	13,223,411
*	Salesforce, Inc.	298,208	48,485,639
	Seagate Technology Holdings PLC	58,838	2,921,895
*	ServiceNow, Inc.	60,425	25,423,214
	Skyworks Solutions, Inc.	48,487	4,170,367
*	SolarEdge Technologies, Inc.	16,499	3,795,265
*	Synopsys, Inc.	45,869	13,418,976
	TE Connectivity Ltd.	96,003	11,734,447
*	Teledyne Technologies, Inc.	14,191	5,647,734
#	Teradyne, Inc.	47,181	3,838,174
	Texas Instruments, Inc.	273,889	43,994,790
*	Trimble, Inc.	74,907	4,506,405
*	Tyler Technologies, Inc.	12,467	4,030,955
*	VeriSign, Inc.	28,006	5,614,083
#	Visa, Inc., Class A	489,597	101,424,915
*	Western Digital Corp.	93,096	3,199,710
*	Zebra Technologies Corp., Class A	15,683	4,441,739

TOTAL INFORMATION TECHNOLOGY			2,561,429,710

MATERIALS — (2.5%)
	Air Products & Chemicals, Inc.	66,323	16,607,279
	Albemarle Corp.	35,247	9,864,578
	Amcor PLC	453,233	5,248,438
	Avery Dennison Corp.	24,583	4,168,048
	Ball Corp.	94,754	4,679,900
	Celanese Corp.	30,033	2,886,772
	CF Industries Holdings, Inc.	60,373	6,415,235
	Corteva, Inc.	216,117	14,121,085
	Dow, Inc.	215,506	10,072,750
	DuPont de Nemours, Inc.	149,716	8,563,755
	Eastman Chemical Co.	37,652	2,892,050
	Ecolab, Inc.	74,530	11,706,427
	FMC Corp.	38,275	4,550,898
	Freeport-McMoRan, Inc.	427,953	13,561,831
	International Flavors & Fragrances, Inc.	77,093	7,525,048
	International Paper Co.	110,595	3,717,098
	Linde PLC	149,383	44,419,035
	LyondellBasell Industries NV, Class A	76,961	5,883,668
	Martin Marietta Materials, Inc.	18,655	6,267,707
	Mosaic Co.	104,162	5,598,708
	Newmont Corp.	237,117	10,034,791
#	Nucor Corp.	78,459	10,307,943
	Packaging Corp. of America	28,216	3,391,845
	PPG Industries, Inc.	70,594	8,060,423
	Sealed Air Corp.	42,790	2,037,660
	Sherwin-Williams Co.	70,892	15,952,827
	Vulcan Materials Co.	39,779	6,511,822
	WestRock Co.	76,784	2,615,263

TOTAL MATERIALS			247,662,884

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
REAL ESTATE — (2.6%)
#	Alexandria Real Estate Equities, Inc.	44,573	$6,476,457
	American Tower Corp.	139,702	28,944,857
	AvalonBay Communities, Inc.	42,079	7,368,874
	Boston Properties, Inc.	43,241	3,143,621
	Camden Property Trust	31,716	3,664,784
*	CBRE Group, Inc., Class A	96,830	6,869,120
	Crown Castle, Inc.	129,645	17,276,493
	Digital Realty Trust, Inc.	86,034	8,624,909
	Equinix, Inc.	27,260	15,441,154
	Equity Residential	102,219	6,441,841
	Essex Property Trust, Inc.	19,788	4,397,685
	Extra Space Storage, Inc.	40,150	7,124,216
	Federal Realty Investment Trust	21,702	2,148,064
	Healthpeak Properties, Inc.	164,105	3,894,212
	Host Hotels & Resorts, Inc.	216,555	4,088,558
	Invitation Homes, Inc.	175,704	5,568,060
#	Iron Mountain, Inc.	87,831	4,397,698
	Kimco Realty Corp.	186,803	3,993,848
	Mid-America Apartment Communities, Inc.	34,931	5,499,886
	Prologis, Inc.	276,958	30,673,099
	Public Storage	46,200	14,310,450
#	Realty Income Corp.	181,899	11,326,851
	Regency Centers Corp.	46,646	2,822,549
	SBA Communications Corp.	32,461	8,761,224
	Simon Property Group, Inc.	98,334	10,716,439
	UDR, Inc.	90,482	3,597,564
	Ventas, Inc.	119,845	4,689,535
	VICI Properties, Inc.	290,134	9,290,091
	Vornado Realty Trust	47,507	1,120,690
	Welltower, Inc.	137,148	8,371,514
	Weyerhaeuser Co.	222,335	6,876,822

TOTAL REAL ESTATE			257,921,165

UTILITIES — (2.9%)
	AES Corp.	202,894	5,307,707
	Alliant Energy Corp.	76,199	3,975,302
	Ameren Corp.	77,081	6,283,643
	American Electric Power Co., Inc.	154,338	13,569,397
	American Water Works Co., Inc.	54,554	7,928,878
	Atmos Energy Corp.	41,464	4,417,989
	CenterPoint Energy, Inc.	188,476	5,392,298
	CMS Energy Corp.	88,194	5,031,468
	Consolidated Edison, Inc.	106,456	9,363,870
	Constellation Energy Corp.	98,103	9,274,658
	Dominion Energy, Inc.	245,041	17,145,519
	DTE Energy Co.	58,214	6,526,372
	Duke Energy Corp.	231,180	21,541,352
	Edison International	113,912	6,839,276
	Entergy Corp.	61,204	6,557,397
	Evergy, Inc.	69,309	4,236,859
	Eversource Energy	104,581	7,977,439
	Exelon Corp.	295,600	11,407,204
	FirstEnergy Corp.	162,604	6,131,797
	NextEra Energy, Inc.	588,901	45,639,827
	NiSource, Inc.	120,275	3,089,865
	NRG Energy, Inc.	71,817	3,188,675
# *	PG&E Corp.	484,421	7,232,405
	Pinnacle West Capital Corp.	33,405	2,245,150
	PPL Corp.	220,576	5,843,058

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

		Shares	Value†
	UTILITIES — (Continued)
	Public Service Enterprise Group, Inc.	150,555	$8,441,619
	Sempra Energy	94,483	14,261,264
	Southern Co.	319,276	20,906,192
	WEC Energy Group, Inc.	94,976	8,674,158
	Xcel Energy, Inc.	164,562	10,714,632

	TOTAL UTILITIES		289,145,270

	TOTAL COMMON STOCKS
	Cost ($ 2,936,651,357)		9,740,209,127

	TEMPORARY CASH INVESTMENTS — (0.0%)
	State Street Institutional U.S. Government Money Market Fund 3.010%	3,238,169	3,238,169

	SECURITIES LENDING COLLATERAL — (1.4%)
@ §	The DFA Short Term Investment Fund	11,703,174	135,300,391

	TOTAL INVESTMENTS — (100.0%) (Cost $ 3,075,197,570)		$9,878,747,687

†	See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

As of October 31, 2022, U.S. Large Company Portfolio had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	337	12/16/22	$65,041,056	$65,428,550	$387,494

Total Futures Contracts			$65,041,056	$65,428,550	$387,494

Summary of the Portfolio’s investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$716,429,449	—	—	$716,429,449
Consumer Discretionary	1,060,129,536	—	—	1,060,129,536
Consumer Staples	675,168,937	—	—	675,168,937
Energy	521,300,586	—	—	521,300,586
Financials	1,110,058,263	—	—	1,110,058,263
Health Care	1,494,918,599	—	—	1,494,918,599
Industrials	806,044,728	—	—	806,044,728
Information Technology	2,561,429,710	—	—	2,561,429,710
Materials	247,662,884	—	—	247,662,884
Real Estate	257,921,165	—	—	257,921,165
Utilities	289,145,270	—	—	289,145,270
Temporary Cash Investments	3,238,169	—	—	3,238,169

U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$135,300,391	—	$135,300,391
Futures Contracts**	$387,494	—	—	387,494
TOTAL	$9,743,834,790	$135,300,391	—	$9,879,135,181

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2022

		Shares	Value†
COMMON STOCKS — (97.1%)
COMMUNICATION SERVICES — (7.4%)
	Activision Blizzard, Inc.	911,090	$66,327,352
	AT&T, Inc.	19,723,621	359,561,611
# *	Charter Communications, Inc., Class A	796	292,625
	Comcast Corp., Class A	13,738,104	436,047,421
# *	DISH Network Corp., Class A	110,428	1,646,481
	Electronic Arts, Inc.	9,653	1,215,892
#	Fox Corp., Class A	1,008,994	29,129,657
	Fox Corp., Class B	397,338	10,807,594
	Interpublic Group of Cos., Inc.	972,476	28,970,060
# *	Liberty Broadband Corp., Class A	27,366	2,334,867
*	Liberty Broadband Corp., Class C	199,990	16,885,156
# *	Liberty Media Corp.-Liberty Formula One, Class A	39,281	2,043,398
# *	Liberty Media Corp.-Liberty Formula One, Class C	78,309	4,520,779
*	Liberty Media Corp.-Liberty SiriusXM, Class A	156,619	6,646,910
*	Liberty Media Corp.-Liberty SiriusXM, Class C	357,358	15,076,934
#	Lumen Technologies, Inc.	4,018,696	29,577,602
# *	Madison Square Garden Entertainment Corp.	8,266	405,282
*	Meta Platforms, Inc., Class A	977,197	91,035,672
	News Corp., Class A	577,757	9,746,761
#	News Corp., Class B	64,856	1,110,983
#	Omnicom Group, Inc.	60,457	4,398,247
#	Paramount Global, Class B	1,489,752	27,292,257
*	Take-Two Interactive Software, Inc.	24,929	2,953,588
*	T-Mobile U.S., Inc.	1,448,419	219,522,384
	Verizon Communications, Inc.	11,228,072	419,593,051
# *	Walt Disney Co.	1,947,638	207,501,352
*	Warner Bros Discovery, Inc.	2,770,276	36,013,588

TOTAL COMMUNICATION SERVICES			2,030,657,504

CONSUMER DISCRETIONARY — (5.1%)
#	Advance Auto Parts, Inc.	260,009	49,380,909
*	Aptiv PLC	231,684	21,099,462
	Aramark	803,405	29,324,282
#	Autoliv, Inc.	269,146	21,625,881
	BorgWarner, Inc.	1,102,997	41,395,477
# *	Capri Holdings Ltd.	26,730	1,221,026
# *	CarMax, Inc.	385,771	24,307,431
#	Dick’s Sporting Goods, Inc.	20,800	2,366,208
# *	Dollar Tree, Inc.	568,740	90,145,290
#	DR Horton, Inc.	2,494,501	191,777,237
	eBay, Inc.	334,052	13,308,632
	Ford Motor Co.	7,869,237	105,211,699
#	Garmin Ltd.	537,770	47,345,271
	General Motors Co.	4,563,422	179,114,313
#	Gentex Corp.	994,834	26,353,153
	Genuine Parts Co.	7,025	1,249,467
#	Hasbro, Inc.	65,998	4,306,370
# *	Hyatt Hotels Corp., Class A	127,405	12,002,825
	Lear Corp.	317,608	44,055,406
#	Lennar Corp., Class A	1,097,746	88,588,102
#	Lennar Corp., Class B	37,985	2,477,382
#	Lithia Motors, Inc.	2,694	533,816
	LKQ Corp.	1,699,192	94,543,043
	MGM Resorts International	1,566,881	55,733,957
*	Mohawk Industries, Inc.	347,126	32,890,188

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
CONSUMER DISCRETIONARY — (Continued)
#	Penske Automotive Group, Inc.	50,142	$5,596,850
#	PulteGroup, Inc.	2,092,976	83,698,110
#	Qurate Retail, Inc., Class A	63,525	148,649
#	Ralph Lauren Corp.	233,423	21,635,978
# *	Royal Caribbean Cruises Ltd.	572,051	30,536,082
	Tapestry, Inc.	358,209	11,348,061
#	Whirlpool Corp.	476,476	65,868,042

TOTAL CONSUMER DISCRETIONARY			1,399,188,599

CONSUMER STAPLES — (5.9%)
	Archer-Daniels-Midland Co.	1,129,118	109,501,864
# *	BellRing Brands, Inc.	100,936	2,444,670
	Bunge Ltd.	584,509	57,691,038
#	Campbell Soup Co.	75,598	3,999,890
	Conagra Brands, Inc.	711,380	26,107,646
	Constellation Brands, Inc., Class A	303,632	75,021,394
*	Darling Ingredients, Inc.	495,295	38,870,752
#	General Mills, Inc.	2,002,753	163,384,590
#	Hormel Foods Corp.	256,007	11,891,525
#	Ingredion, Inc.	6,180	550,762
	J M Smucker Co.	640,719	96,530,724
	Keurig Dr Pepper, Inc.	148,220	5,756,865
	Kroger Co.	3,345,475	158,207,513
#	McCormick & Co., Inc.	34,185	2,688,308
#	Molson Coors Beverage Co., Class B	450,930	22,740,400
	Mondelez International, Inc., Class A	3,063,492	188,343,488
# *	Pilgrim’s Pride Corp.	6,211	143,163
# *	Post Holdings, Inc.	79,359	7,175,641
	Seaboard Corp.	13	48,703
	Tyson Foods, Inc., Class A	1,698,335	116,081,197
# *	U.S. Foods Holding Corp.	808,080	24,048,461
#	Walgreens Boots Alliance, Inc.	971,954	35,476,321
	Walmart, Inc.	3,424,187	487,364,536

TOTAL CONSUMER STAPLES			1,634,069,451

ENERGY — (15.5%)
# *	Antero Resources Corp.	543,816	19,936,295
	Baker Hughes Co.	95,536	2,642,526
#	Chesapeake Energy Corp.	198,413	20,291,697
#	Chevron Corp.	4,558,886	824,702,477
	ConocoPhillips	5,185,429	653,830,743
#	Continental Resources, Inc.	7,637	564,909
#	Coterra Energy, Inc.	965,221	30,047,330
#	Devon Energy Corp.	764,639	59,144,827
	Diamondback Energy, Inc.	197,360	31,007,230
#	EOG Resources, Inc.	1,168,138	159,474,200
#	EQT Corp.	356,304	14,907,759
#	Exxon Mobil Corp.	10,590,425	1,173,524,994
	Halliburton Co.	1,785,450	65,026,089
#	Hess Corp.	1,023,208	144,354,185
	HF Sinclair Corp.	253,216	15,489,223
#	Kinder Morgan, Inc.	4,324,626	78,362,223
#	Marathon Oil Corp.	1,245,245	37,917,710
	Marathon Petroleum Corp.	1,358,505	154,353,338
#	Occidental Petroleum Corp.	1,487,423	107,986,910
#	ONEOK, Inc.	1,039,865	61,684,792
#	Ovintiv, Inc.	158,193	8,012,475
	Phillips 66	744,812	77,676,443

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
ENERGY — (Continued)
#	Pioneer Natural Resources Co.	481,859	$123,553,466
	Schlumberger NV	3,057,917	159,103,421
#	Targa Resources Corp.	436,846	29,867,161
#	Valero Energy Corp.	900,872	113,104,480
	Williams Cos., Inc.	3,720,143	121,760,280

TOTAL ENERGY			4,288,327,183

FINANCIALS — (19.3%)
	Aflac, Inc.	1,547,828	100,779,081
#	Allstate Corp.	876,965	110,716,831
#	Ally Financial, Inc.	2,648,489	72,992,357
	American Financial Group, Inc.	321,589	46,665,780
	American International Group, Inc.	1,389,809	79,219,113
#	Apollo Global Management, Inc.	140,437	7,774,592
*	Arch Capital Group Ltd.	521,287	29,974,003
	Assurant, Inc.	224,836	30,546,219
	Axis Capital Holdings Ltd.	3,443	188,229
	Bank of America Corp.	8,609,381	310,282,127
	Bank of New York Mellon Corp.	2,360,323	99,393,202
# *	Berkshire Hathaway, Inc., Class B	1,859,637	548,760,282
#	BOK Financial Corp.	6,114	673,702
	Capital One Financial Corp.	1,481,150	157,031,523
#	Charles Schwab Corp.	3,700	294,779
	Chubb Ltd.	586,765	126,089,931
	Cincinnati Financial Corp.	11,885	1,227,958
#	Citigroup, Inc.	3,688,797	169,168,230
	Citizens Financial Group, Inc.	922,786	37,741,947
	CNA Financial Corp.	187,747	7,829,050
#	Comerica, Inc.	154,602	10,899,441
#	East West Bancorp, Inc.	105,184	7,528,019
	Equitable Holdings, Inc.	10,374	317,652
#	Everest Re Group Ltd.	88,971	28,707,383
#	Fidelity National Financial, Inc.	121,493	4,784,394
	Fifth Third Bancorp	3,471,314	123,891,197
	First Citizens BancShares, Inc., Class A	2,552	2,098,050
#	First Horizon Corp.	75,600	1,852,956
#	Franklin Resources, Inc.	271,081	6,356,850
	Globe Life, Inc.	11,967	1,382,428
	Goldman Sachs Group, Inc.	976,089	336,272,421
	Hartford Financial Services Group, Inc.	2,234,680	161,813,179
#	Huntington Bancshares, Inc.	3,221,658	48,904,769
#	Jefferies Financial Group, Inc.	302,462	10,407,717
	JPMorgan Chase & Co.	7,481,873	941,818,173
	KeyCorp	3,701,040	66,137,585
#	Lincoln National Corp.	388,182	20,911,364
	Loews Corp.	909,290	51,847,716
	M&T Bank Corp.	213,565	35,957,939
# *	Markel Corp.	3,473	4,188,785
	MetLife, Inc.	945,286	69,204,388
	Morgan Stanley	2,962,680	243,443,416
	Northern Trust Corp.	33,684	2,841,245
#	Old Republic International Corp.	745,739	17,308,602
	PNC Financial Services Group, Inc.	578,982	93,696,657
#	Principal Financial Group, Inc.	1,433,986	126,377,186
#	Prosperity Bancshares, Inc.	10,200	730,014
	Prudential Financial, Inc.	586,680	61,712,869
#	Raymond James Financial, Inc.	2,229	263,334
	Regions Financial Corp.	5,559,337	122,027,447
	Reinsurance Group of America, Inc.	12,100	1,780,757

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
FINANCIALS — (Continued)
	RenaissanceRe Holdings Ltd.	3,923	$606,810
	Signature Bank	400	63,412
	State Street Corp.	530,279	39,240,646
#	Synchrony Financial	1,227,307	43,643,037
	Synovus Financial Corp.	13,039	519,604
	Travelers Cos., Inc.	1,083,770	199,912,214
	Truist Financial Corp.	2,880,479	129,016,654
	U.S. Bancorp	1,433,273	60,842,439
#	Unum Group	30,296	1,381,195
	Wells Fargo & Co.	5,911,149	271,853,743
	WR Berkley Corp.	49,696	3,696,389
	Zions Bancorp NA	733,294	38,087,290

TOTAL FINANCIALS			5,331,676,302

HEALTH CARE — (16.7%)
	Abbott Laboratories	136,436	13,498,978
	AbbVie, Inc.	6,916	1,012,502
	Baxter International, Inc.	771,310	41,920,699
	Becton Dickinson & Co.	268,042	63,249,871
# *	Biogen, Inc.	493,640	139,917,322
*	Bio-Rad Laboratories, Inc., Class A	28,517	10,029,714
*	Boston Scientific Corp.	50,481	2,176,236
#	Bristol-Myers Squibb Co.	4,546,581	352,223,630
*	Catalent, Inc.	154,991	10,187,558
*	Centene Corp.	1,084,335	92,309,439
*	Charles River Laboratories International, Inc.	2,300	488,175
	Cigna Corp.	998,289	322,507,244
	Cooper Cos., Inc.	16,950	4,633,961
	CVS Health Corp.	2,930,610	277,528,767
	Danaher Corp.	936,418	235,668,318
# *	DaVita, Inc.	78,875	5,758,664
	Elevance Health, Inc.	771,124	421,627,470
#	Embecta Corp.	43,883	1,356,862
*	Envista Holdings Corp.	11,130	367,401
	Gilead Sciences, Inc.	2,211,205	173,491,144
# *	Henry Schein, Inc.	212,239	14,529,882
*	Hologic, Inc.	298,056	20,208,197
	Humana, Inc.	441,277	246,267,868
*	Incyte Corp.	57,883	4,303,022
*	Jazz Pharmaceuticals PLC	215,487	30,984,876
	Laboratory Corp. of America Holdings	683,569	151,656,618
	McKesson Corp.	122,974	47,882,386
	Medtronic PLC	2,002,037	174,857,912
	Merck & Co., Inc.	54,535	5,518,942
*	Moderna, Inc.	488,200	73,391,106
	PerkinElmer, Inc.	120,811	16,137,933
	Pfizer, Inc.	17,020,200	792,290,310
#	Quest Diagnostics, Inc.	939,317	134,932,887
# *	Regeneron Pharmaceuticals, Inc.	149,397	111,861,004
	STERIS PLC	208,557	35,992,767
*	Syneos Health, Inc.	13,905	700,534
	Thermo Fisher Scientific, Inc.	756,496	388,816,249
*	United Therapeutics Corp.	40,059	9,234,801
	UnitedHealth Group, Inc.	5,974	3,316,466
	Universal Health Services, Inc., Class B	474,671	55,000,129
*	Vertex Pharmaceuticals, Inc.	181,037	56,483,544
	Viatris, Inc.	2,860,265	28,974,484

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
HEALTH CARE — (Continued)
	Zimmer Biomet Holdings, Inc.	365,895	$41,474,198

TOTAL HEALTH CARE			4,614,770,070

INDUSTRIALS — (11.3%)
#	AECOM	513,326	38,643,181
	AGCO Corp.	253,428	31,468,155
#	AMERCO	84,288	48,481,615
	AMETEK, Inc.	157,969	20,482,261
	Arcosa, Inc.	75,166	4,825,657
*	Builders FirstSource, Inc.	589,989	36,378,722
*	CACI International, Inc., Class A	2,200	668,866
	Carlisle Cos., Inc.	315,528	75,348,086
	Carrier Global Corp.	2,101,873	83,570,470
	CSX Corp.	1,796,603	52,209,283
	Cummins, Inc.	542,409	132,624,425
#	Deere & Co.	1,688	668,144
#	Dover Corp.	413,060	53,982,811
	Eaton Corp. PLC	987,794	148,238,246
	Emerson Electric Co.	243,605	21,096,193
	FedEx Corp.	569,614	91,297,732
	Fortive Corp.	269,682	17,232,680
	Fortune Brands Home & Security, Inc.	519,705	31,348,606
	General Dynamics Corp.	428,065	106,930,637
	General Electric Co.	1,195,941	93,056,169
# *	GXO Logistics, Inc.	765,507	27,971,626
	Howmet Aerospace, Inc.	1,593,760	56,658,168
	Hubbell, Inc.	31,089	7,383,016
	Huntington Ingalls Industries, Inc.	41,674	10,713,135
	Ingersoll Rand, Inc.	795,802	40,188,001
	Jacobs Solutions, Inc.	284,566	32,787,695
	Johnson Controls International PLC	1,557,033	90,058,789
	L3Harris Technologies, Inc.	251,122	61,894,039
	Leidos Holdings, Inc.	734,246	74,592,051
	ManpowerGroup, Inc.	2,452	192,090
#	MDU Resources Group, Inc.	20,335	579,141
# *	Middleby Corp.	49,207	6,882,091
	Norfolk Southern Corp.	780,147	177,928,126
	Northrop Grumman Corp.	130,994	71,917,016
#	nVent Electric PLC	13,164	480,486
	Oshkosh Corp.	2,394	210,672
	Otis Worldwide Corp.	1,224,040	86,466,186
#	Owens Corning	520,448	44,555,553
	PACCAR, Inc.	1,173,311	113,611,704
	Parker-Hannifin Corp.	389,870	113,304,019
#	Pentair PLC	1,018,855	43,759,822
#	Quanta Services, Inc.	679,004	96,445,728
	Raytheon Technologies Corp.	1,827,270	173,261,741
#	Regal Rexnord Corp.	41,600	5,264,064
	Republic Services, Inc.	1,829,777	242,665,026
	Sensata Technologies Holding PLC	669,936	26,938,127
#	Snap-on, Inc.	313,561	69,626,220
*	Southwest Airlines Co.	938,430	34,111,931
#	Stanley Black & Decker, Inc.	766,509	60,163,291
# *	Sunrun, Inc.	36,102	812,656
	Textron, Inc.	1,334,982	91,366,168
	Trane Technologies PLC	315,207	50,316,493
#	TransUnion	86,859	5,148,133
*	United Airlines Holdings, Inc.	73,630	3,171,980
*	United Rentals, Inc.	245,310	77,446,820

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
INDUSTRIALS — (Continued)
#	Westinghouse Air Brake Technologies Corp.	313,561	$29,248,970

TOTAL INDUSTRIALS			3,116,672,713

INFORMATION TECHNOLOGY — (7.7%)
*	Advanced Micro Devices, Inc.	213,458	12,820,287
# *	Akamai Technologies, Inc.	121,238	10,708,953
	Amdocs Ltd.	718,388	62,004,068
	Analog Devices, Inc.	605,521	86,359,405
*	Arrow Electronics, Inc.	388,892	39,379,204
#	Avnet, Inc.	5,178	208,104
# *	Cerence, Inc.	658	11,318
# *	Ciena Corp.	76,253	3,652,519
	Cognizant Technology Solutions Corp., Class A	1,704,834	106,125,917
#	Concentrix Corp.	93,788	11,463,707
	Corning, Inc.	3,991,170	128,395,939
	Dolby Laboratories, Inc., Class A	16,857	1,126,722
*	DXC Technology Co.	324,844	9,339,265
	Fidelity National Information Services, Inc.	754,435	62,610,561
*	First Solar, Inc.	93,364	13,590,997
*	Fiserv, Inc.	507,819	52,173,324
# *	Flex Ltd.	1,338,622	26,210,219
	Global Payments, Inc.	247,994	28,335,794
#	Hewlett Packard Enterprise Co.	7,063,734	100,799,484
#	HP, Inc.	9,328,511	257,653,474
	Intel Corp.	12,556,858	356,991,473
	International Business Machines Corp.	194,565	26,906,394
	Jabil, Inc.	219,026	14,072,421
	Juniper Networks, Inc.	922,810	28,237,986
*	Kyndryl Holdings, Inc.	59,502	575,384
	Marvell Technology, Inc.	1,003,660	39,825,229
	Microchip Technology, Inc.	2,564	158,301
	Micron Technology, Inc.	3,751,374	202,949,333
	MKS Instruments, Inc.	1,502	123,389
# *	ON Semiconductor Corp.	938,498	57,651,932
*	Qorvo, Inc.	511,928	44,066,762
	Roper Technologies, Inc.	14,446	5,988,445
*	Salesforce, Inc.	633,045	102,926,787
	Skyworks Solutions, Inc.	307,882	26,480,931
#	SS&C Technologies Holdings, Inc.	382,266	19,656,118
#	TD SYNNEX Corp.	93,788	8,582,540
#	TE Connectivity Ltd.	984,671	120,356,336
*	Teledyne Technologies, Inc.	30,542	12,155,105
*	Western Digital Corp.	887,149	30,491,311

TOTAL INFORMATION TECHNOLOGY			2,111,165,438

MATERIALS — (7.5%)
	Air Products & Chemicals, Inc.	378,095	94,674,988
#	Albemarle Corp.	499,343	139,751,125
#	Amcor PLC	1,177,510	13,635,566
# *	Arconic Corp.	21,469	445,696
#	Ball Corp.	644	31,807
#	Celanese Corp.	56,404	5,421,553
	CF Industries Holdings, Inc.	607,999	64,605,974
# *	Cleveland-Cliffs, Inc.	409,416	5,318,314
	Corteva, Inc.	1,069,916	69,908,312
	Dow, Inc.	2,820,364	131,823,813
	DuPont de Nemours, Inc.	544,663	31,154,724
	Eastman Chemical Co.	838,344	64,393,203

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

		Shares	Value†
MATERIALS — (Continued)
	FMC Corp.	25,480	$3,029,572
	Freeport-McMoRan, Inc.	5,097,835	161,550,391
	Huntsman Corp.	8,221	219,994
	International Flavors & Fragrances, Inc.	367,438	35,865,623
#	International Paper Co.	2,073,880	69,703,107
*	Linde PLC	775,637	230,635,662
#	LyondellBasell Industries NV, Class A	1,089,374	83,282,642
	Martin Marietta Materials, Inc.	207,284	69,643,278
	Mosaic Co.	838,015	45,043,306
	Newmont Corp.	2,114,647	89,491,861
#	Nucor Corp.	1,985,067	260,798,103
#	Packaging Corp. of America	118,167	14,204,855
	PPG Industries, Inc.	2,452	279,969
	Reliance Steel & Aluminum Co.	434,112	87,464,886
#	Royal Gold, Inc.	6,364	604,326
#	Sonoco Products Co.	14,629	908,168
#	Steel Dynamics, Inc.	1,686,863	158,649,465
#	Sylvamo Corp.	171,249	8,249,064
	Valvoline, Inc.	230,719	6,773,910
	Vulcan Materials Co.	428,397	70,128,589
#	Westlake Corp.	370,962	35,853,477
	WestRock Co.	591,672	20,152,348

TOTAL MATERIALS			2,073,697,671

REAL ESTATE — (0.4%)
*	CBRE Group, Inc., Class A	956,134	67,828,146
# *	Jones Lang LaSalle, Inc.	216,488	34,441,076

TOTAL REAL ESTATE			102,269,222

UTILITIES — (0.3%)
#	NRG Energy, Inc.	1,165,655	51,755,082
	Vistra Corp.	1,080,745	24,824,713

TOTAL UTILITIES			76,579,795

TOTAL COMMON STOCKS Cost ($ 16,275,340,734)			26,779,073,948

TEMPORARY CASH INVESTMENTS — (1.0%)
	State Street Institutional U.S. Government Money Market Fund 3.010%	264,660,566	264,660,566

SECURITIES LENDING COLLATERAL — (1.9%)
@ §	The DFA Short Term Investment Fund	45,100,100	521,402,250

TOTAL INVESTMENTS — (100.0%) (Cost $ 17,061,542,735)			$27,565,136,764

†	See Note B to Financial Statements.
#	Total or Partial Securities on Loan.
*	Non-Income Producing Securities.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

As of October 31, 2022, The U.S. Large Cap Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	882	12/16/22	$178,906,459	$171,240,300	$(7,666,159)

Total Futures Contracts			$178,906,459	$171,240,300	$(7,666,159)

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,030,657,504	—	—	$2,030,657,504
Consumer Discretionary	1,399,188,599	—	—	1,399,188,599
Consumer Staples	1,634,069,451	—	—	1,634,069,451
Energy	4,288,327,183	—	—	4,288,327,183
Financials	5,331,676,302	—	—	5,331,676,302
Health Care	4,614,770,070	—	—	4,614,770,070
Industrials	3,116,672,713	—	—	3,116,672,713
Information Technology	2,111,165,438	—	—	2,111,165,438
Materials	2,073,697,671	—	—	2,073,697,671
Real Estate	102,269,222	—	—	102,269,222
Utilities	76,579,795	—	—	76,579,795
Temporary Cash Investments	264,660,566	—	—	264,660,566
Securities Lending Collateral	—	$521,402,250	—	521,402,250
Futures Contracts**	(7,666,159)	—	—	(7,666,159)

TOTAL	$27,036,068,355	$521,402,250	—	$27,557,470,605

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2022

		Shares	Value»
COMMON STOCKS — (94.7%)
AUSTRALIA — (7.6%)
*	AMP Ltd.	2,083,483	$1,680,179
	Ampol Ltd.	2,567	44,773
	Ansell Ltd.	38,888	702,049
	Aurizon Holdings Ltd.	8,111,517	18,797,360
#	Australia & New Zealand Banking Group Ltd.	7,347,638	120,381,777
#	Bank of Queensland Ltd.	1,687,416	7,946,519
	Beach Energy Ltd.	5,340,476	5,460,960
#	Bendigo & Adelaide Bank Ltd.	1,066,408	6,155,959
	BlueScope Steel Ltd.	3,217,376	32,398,894
	Boral Ltd.	1	2
	Challenger Ltd.	782,323	3,515,234
	Cleanaway Waste Management Ltd.	6,684,980	11,563,210
	Downer EDI Ltd.	2,494,087	7,167,844
	Evolution Mining Ltd.	4,135,415	5,485,833
	Fortescue Metals Group Ltd.	240,333	2,264,178
#	Harvey Norman Holdings Ltd.	2,695,782	7,171,559
	IGO Ltd.	185,805	1,817,163
	Incitec Pivot Ltd.	7,095,295	17,063,831
	Lendlease Corp. Ltd.	1,303,875	7,250,535
	National Australia Bank Ltd.	5,345,044	111,027,479
#	New Hope Corp. Ltd.	534,238	1,940,709
	Newcrest Mining Ltd.	1,789,020	19,813,890
	Nine Entertainment Co. Holdings Ltd.	1,462,623	1,931,565
	Northern Star Resources Ltd.	1,370,043	7,646,345
	Orica Ltd.	657,206	5,846,003
	Origin Energy Ltd.	3,364,446	12,019,742
	OZ Minerals Ltd.	779,352	12,067,506
	Premier Investments Ltd.	19,252	308,310
	QBE Insurance Group Ltd.	976,946	7,654,334
	Qube Holdings Ltd.	608,346	1,059,102
	Rio Tinto Ltd.	539,889	30,638,482
	Santos Ltd.	9,204,868	44,935,003
#	Seven Group Holdings Ltd.	186,936	2,192,090
	Sims Ltd.	175,120	1,369,148
	Sonic Healthcare Ltd.	112,263	2,350,280
	South32 Ltd.	13,513,440	31,003,450
	Suncorp Group Ltd.	3,892,309	28,472,278
	Tabcorp Holdings Ltd.	2,857,127	1,763,935
	TPG Telecom Ltd.	450,905	1,414,489
Ω	Viva Energy Group Ltd.	2,028,036	3,681,361
	Westpac Banking Corp.	7,338,308	113,310,525
	Whitehaven Coal Ltd.	5,022,173	29,172,774
	Woodside Energy Group Ltd.	3,456,203	79,902,049
	Worley Ltd.	905,249	8,268,646
#	Yancoal Australia Ltd.	41,805	138,353

TOTAL AUSTRALIA			816,795,707

AUSTRIA — (0.1%)
	Erste Group Bank AG	238,396	5,875,253
	Raiffeisen Bank International AG	24,847	345,553

TOTAL AUSTRIA			6,220,806

BELGIUM — (0.6%)
#	Ageas SA	382,351	13,236,295
	KBC Group NV	557,629	27,945,987

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
BELGIUM — (Continued)
	Solvay SA	195,222	$17,616,999

TOTAL BELGIUM			58,799,281

CANADA — (10.1%)
#	Agnico Eagle Mines Ltd.	607,528	26,706,931
	AltaGas Ltd.	424,078	7,648,252
#	ARC Resources Ltd.	1,055,555	14,860,752
#	Bank of Montreal	1,333,134	122,755,038
	Bank of Nova Scotia	2,541,998	122,836,259
#	Barrick Gold Corp.	2,761,104	41,503,841
#	Canadian Imperial Bank of Commerce	1,943,976	88,281,990
	Canadian Natural Resources Ltd.	806,380	48,334,417
#	Cenovus Energy, Inc.	1,089,694	22,013,596
#	Endeavour Mining PLC	791,919	14,084,631
	Fairfax Financial Holdings Ltd.	97,836	48,050,126
	First Quantum Minerals Ltd.	1,697,220	29,936,647
	Great-West Lifeco, Inc.	464,849	10,761,799
	iA Financial Corp., Inc.	312,246	17,377,687
	IGM Financial, Inc.	17,720	474,363
	Imperial Oil Ltd.	543,164	29,591,575
#	Kinross Gold Corp.	4,622,914	16,763,090
	Lundin Mining Corp.	2,996,201	15,702,921
#	Magna International, Inc.	694,429	38,700,528
#	Manulife Financial Corp.	2,453,743	40,622,680
*	MEG Energy Corp.	90,475	1,352,792
	Nutrien Ltd.	944,511	79,811,163
	Onex Corp.	183,522	9,237,056
	Saputo, Inc.	46,660	1,135,718
	Sun Life Financial, Inc.	262,957	11,162,525
	Suncor Energy, Inc.	3,330,441	114,542,374
#	Teck Resources Ltd.,Class B	2,053,944	62,522,056
	Tourmaline Oil Corp.	409,329	23,063,159
#*	Turquoise Hill Resources Ltd.	55,248	1,553,021
	West Fraser Timber Co. Ltd.	247,686	18,596,954
#	Whitecap Resources, Inc.	1,348,132	10,449,792

TOTAL CANADA			1,090,433,733

CHINA — (0.0%)
Ω	BOC Aviation Ltd.	388,400	2,599,145
	Orient Overseas International Ltd.	67,000	979,080

TOTAL CHINA			3,578,225

DENMARK — (1.9%)
	AP Moller - Maersk AS, Class A	6,364	12,732,356
	AP Moller - Maersk AS, Class B	7,912	16,529,522
	Carlsberg AS, Class B	348,558	41,041,170
#	Chr Hansen Holding AS	154,310	8,570,536
	Danske Bank AS	945,349	15,249,409
#*	Demant AS	108,509	2,963,083
	DSV AS	379,252	51,247,654
*	Genmab AS	17,930	6,906,771
	ROCKWOOL AS, Class A	91	17,946
	Tryg AS	336,476	7,277,718
#	Vestas Wind Systems AS	1,991,959	39,268,811

TOTAL DENMARK			201,804,976

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
FINLAND — (1.1%)
	Nokia Oyj	4,351,573	$19,338,011
	Nokia Oyj, Sponsored ADR	1,331,054	5,856,638
	Nordea Bank Abp	4,491,932	42,914,468
	Stora Enso Oyj, Class R	1,696,368	22,118,614
	UPM-Kymmene Oyj	700,891	23,562,164

TOTAL FINLAND			113,789,895

FRANCE — (10.2%)
*	Accor SA	268,063	6,423,178
#	Alstom SA	339,734	6,992,142
Ω	Amundi SA	62,742	2,960,161
	Arkema SA	235,866	18,665,970
	AXA SA	2,421,503	59,798,721
	BNP Paribas SA	1,819,966	85,345,265
	Bollore SE	1,793,750	8,971,512
	Bouygues SA	1,023,747	29,208,676
#	Carrefour SA	2,495,917	40,172,903
	Cie de Saint-Gobain	1,784,858	72,966,654
	Cie Generale des Etablissements Michelin SCA	2,521,000	64,245,287
	Credit Agricole SA	1,088,951	9,880,769
	Eiffage SA	259,883	23,499,081
	Electricite de France SA	117,821	1,391,460
	Engie SA	3,701,762	48,098,296
	Eurazeo SE	21,491	1,226,393
*	Euroapi SA	29,687	519,491
*	Faurecia SE	61,470	916,322
	Orange SA	7,137,374	68,004,272
	Publicis Groupe SA	702,589	39,348,057
*	Renault SA	540,715	16,648,184
	Rexel SA	204,641	3,651,879
	Sanofi	682,839	58,763,618
	Societe Generale SA	2,080,067	47,710,538
#	TotalEnergies SE	6,840,726	373,184,524
	Vinci SA	24,438	2,249,199
	Vivendi SE	324,425	2,655,410
*Ω	Worldline SA	40,901	1,785,184

TOTAL FRANCE			1,095,283,146

GERMANY — (5.5%)
	BASF SE	1,819,157	81,626,734
	Bayer AG	748,346	39,348,802
	Bayerische Motoren Werke AG	1,003,964	78,803,005
*	Commerzbank AG	4,359,162	34,828,398
#	Continental AG	251,046	13,003,094
Ω	Covestro AG	638,137	21,662,206
#*	Daimler Truck Holding AG	1,284,137	34,251,242
	Deutsche Bank AG	3,421,901	32,688,246
#*	Deutsche Lufthansa AG	524,114	3,583,370
Ω	DWS Group GmbH & Co. KGaA	17,259	466,620
	E.ON SE	142,220	1,190,948
	Evonik Industries AG	449,221	8,275,420
#	Fresenius Medical Care AG & Co. KGaA	334,517	9,252,932
	Fresenius SE & Co. KGaA	862,748	19,854,539
#	HeidelbergCement AG	448,245	20,613,343
	K&S AG	30,775	679,481
	Mercedes-Benz Group AG	2,636,283	152,592,147
	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,068	1,865,781
	RTL Group SA	3,228	109,577

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
GERMANY — (Continued)
*	Siemens Energy AG	410,242	$4,782,444
*	Talanx AG	162,600	6,106,338
#	Telefonica Deutschland Holding AG	4,563,070	9,942,468
	Volkswagen AG	111,321	19,028,300

TOTAL GERMANY			594,555,435

HONG KONG — (2.0%)
	Bank of East Asia Ltd.	510,881	489,621
	BOC Hong Kong Holdings Ltd.	6,049,000	18,796,094
#*	Cathay Pacific Airways Ltd.	7,360,999	6,675,161
	CK Asset Holdings Ltd.	4,895,803	27,066,771
	CK Hutchison Holdings Ltd.	7,469,484	37,181,816
	CK Infrastructure Holdings Ltd.	743,000	3,529,785
	Hang Lung Properties Ltd.	6,065,000	7,629,545
	Hang Seng Bank Ltd.	368,300	5,184,846
	Henderson Land Development Co. Ltd.	2,620,485	6,415,628
	HKT Trust & HKT Ltd.	1,300,000	1,470,227
	MTR Corp. Ltd.	2,867,933	12,619,448
	New World Development Co. Ltd.	4,946,042	10,117,002
	Sino Land Co. Ltd.	11,469,651	12,247,473
	Sun Hung Kai Properties Ltd.	3,517,920	37,804,682
	Swire Pacific Ltd., Class A	1,036,500	6,875,633
	Swire Pacific Ltd., Class B	2,672,500	2,753,875
Ω	WH Group Ltd.	30,841,696	15,575,397
	Xinyi Glass Holdings Ltd.	1,224,000	1,573,030

TOTAL HONG KONG			214,006,034

IRELAND — (0.4%)
	AIB Group PLC	220,530	637,974
	Bank of Ireland Group PLC	509,669	3,669,934
	CRH PLC	293,793	10,581,784
#	CRH PLC, Sponsored ADR	728,717	26,386,842
#*	Flutter Entertainment PLC	39,961	5,294,275

TOTAL IRELAND			46,570,809

ISRAEL — (0.6%)
	Bank Hapoalim BM	1,986,735	19,150,643
	Bank Leumi Le-Israel BM	493,637	4,709,171
	Harel Insurance Investments & Financial Services Ltd.	600,083	5,776,383
	Israel Discount Bank Ltd., Class A	2,663,342	15,143,995
	Migdal Insurance & Financial Holdings Ltd.	303,753	364,346
	Phoenix Holdings Ltd.	796,823	8,631,288
#*	Teva Pharmaceutical Industries Ltd., Sponsored ADR	1,236,857	11,032,764

TOTAL ISRAEL			64,808,590

ITALY — (2.0%)
	Eni SpA	2,863,752	37,611,711
#	Intesa Sanpaolo SpA	26,193,710	49,939,026
	Mediobanca Banca di Credito Finanziario SpA	830,884	7,527,464
	Stellantis NV	3,233,234	43,621,391
	Stellantis NV	1,607,929	21,739,200
*	Telecom Italia SpA	3,714,140	726,641
*	Telecom Italia SpA, Sponsored ADR	1,610,365	3,124,108
	UniCredit SpA	3,981,409	49,374,501
	UnipolSai Assicurazioni SpA	108,539	244,731

TOTAL ITALY			213,908,773

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (18.6%)
	Acom Co. Ltd.	117,400	$256,478
	AEON Financial Service Co. Ltd.	34,400	336,659
	AGC, Inc.	895,500	28,060,450
	Air Water, Inc.	37,000	413,098
	Aisin Corp.	609,000	15,632,867
	Alfresa Holdings Corp.	202,200	2,327,903
	Alps Alpine Co. Ltd.	312,378	2,683,505
	Amada Co. Ltd.	907,100	6,380,151
	Aozora Bank Ltd.	253,300	4,357,206
	Asahi Group Holdings Ltd.	147,200	4,118,763
	Asahi Kasei Corp.	2,388,200	15,312,932
	Bank of Kyoto Ltd.	113,679	4,096,514
	Bridgestone Corp.	601,100	21,739,651
	Brother Industries Ltd.	498,800	8,497,509
	Canon Marketing Japan, Inc.	158,500	3,344,666
	Canon, Inc.	652,000	13,820,757
	Chiba Bank Ltd.	1,064,000	5,829,785
	Coca-Cola Bottlers Japan Holdings, Inc.	205,857	1,859,907
	COMSYS Holdings Corp.	23,300	381,721
	Concordia Financial Group Ltd.	2,530,100	7,719,893
#	Cosmo Energy Holdings Co. Ltd.	273,700	7,050,333
	Credit Saison Co. Ltd.	393,600	4,206,937
	Dai Nippon Printing Co. Ltd.	457,000	9,154,042
	Daicel Corp.	457,800	2,612,123
	Dai-ichi Life Holdings, Inc.	1,226,047	19,472,990
	Daiwa House Industry Co. Ltd.	444,500	8,955,489
	Daiwa Securities Group, Inc.	3,723,000	14,525,920
	DeNA Co. Ltd.	29,600	386,057
	Denka Co. Ltd.	234,800	5,439,389
	DIC Corp.	246,600	4,140,504
	Dowa Holdings Co. Ltd.	195,100	6,194,821
	Ebara Corp.	13,400	435,394
	ENEOS Holdings, Inc.	8,814,203	29,075,018
	Ezaki Glico Co. Ltd.	8,100	182,234
	Fuji Media Holdings, Inc.	30,600	212,826
	FUJIFILM Holdings Corp.	24,800	1,134,597
	Fujikura Ltd.	47,500	281,246
	Fukuoka Financial Group, Inc.	386,600	6,578,234
	Hankyu Hanshin Holdings, Inc.	581,700	17,276,918
	Haseko Corp.	510,100	5,253,122
*	Hino Motors Ltd.	840,100	3,491,268
	Hitachi Construction Machinery Co. Ltd.	209,100	4,090,837
	Hitachi Ltd.	253,600	11,506,798
	Honda Motor Co. Ltd.	3,522,000	80,310,312
	House Foods Group, Inc.	2,800	52,367
	Hulic Co. Ltd.	28,500	207,034
	Idemitsu Kosan Co. Ltd.	602,938	13,192,422
	IHI Corp.	83,100	1,853,463
	Iida Group Holdings Co. Ltd.	674,550	9,366,371
	Inpex Corp.	2,704,683	27,296,730
	Isetan Mitsukoshi Holdings Ltd.	549,300	4,878,955
	Isuzu Motors Ltd.	1,471,000	17,298,458
	ITOCHU Corp.	658,700	17,023,796
	Iwatani Corp.	79,600	2,930,985
	J Front Retailing Co. Ltd.	712,300	5,757,543
	Japan Post Bank Co., Ltd.	56,300	375,134
	Japan Post Holdings Co. Ltd.	1,397,610	9,398,335
	Japan Post Insurance Co. Ltd.	134,400	1,989,543
	JFE Holdings, Inc.	1,387,295	12,709,171

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	JGC Holdings Corp.	257,700	$3,099,501
#	JTEKT Corp.	572,800	4,043,872
	Kajima Corp.	814,700	7,668,918
	Kamigumi Co. Ltd.	342,200	6,507,510
	Kaneka Corp.	231,308	5,735,815
	Kawasaki Heavy Industries Ltd.	677,300	11,519,110
#	Kawasaki Kisen Kaisha Ltd.	101,100	1,532,999
	Kewpie Corp.	7,000	110,511
	Kinden Corp.	222,800	2,267,070
	Kobe Steel Ltd.	60,200	246,874
	Koito Manufacturing Co. Ltd.	61,600	874,525
	Kokuyo Co. Ltd.	20,200	250,551
	Komatsu Ltd.	1,056,900	20,704,869
	Konica Minolta, Inc.	5,300	16,149
	K’s Holdings Corp.	403,300	3,160,424
	Kuraray Co. Ltd.	1,408,691	9,686,908
	Kyocera Corp.	179,600	8,697,386
	Lixil Corp.	961,800	14,528,256
	Mabuchi Motor Co. Ltd.	73,100	1,983,526
	Makita Corp.	122,700	2,242,160
	Marubeni Corp.	2,948,900	25,814,415
	Maruichi Steel Tube Ltd.	15,500	292,573
	Mazda Motor Corp.	944,400	6,358,607
	Mebuki Financial Group, Inc.	1,302,120	2,532,211
	Medipal Holdings Corp.	329,250	4,082,057
	Mitsubishi Chemical Group Corp.	3,775,900	17,057,065
	Mitsubishi Corp.	1,963,400	53,186,304
	Mitsubishi Electric Corp.	2,250,900	19,804,783
	Mitsubishi Estate Co. Ltd.	84,800	1,066,385
	Mitsubishi Gas Chemical Co., Inc.	727,100	9,239,413
	Mitsubishi HC Capital, Inc.	2,653,300	11,385,461
	Mitsubishi Heavy Industries Ltd.	724,500	24,954,718
	Mitsubishi Logistics Corp.	89,600	1,966,127
	Mitsubishi Materials Corp.	79,200	1,035,182
*	Mitsubishi Motors Corp.	1,740,000	5,861,598
#	Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	1,968,045	9,269,492
	Mitsubishi UFJ Financial Group, Inc.	10,193,750	48,153,735
	Mitsui & Co. Ltd., Sponsored ADR	10,506	4,635,983
	Mitsui & Co. Ltd.	1,738,400	38,469,354
	Mitsui Chemicals, Inc.	823,660	15,245,060
	Mitsui Fudosan Co. Ltd.	940,400	18,007,122
#	Mitsui OSK Lines Ltd.	885,300	17,524,680
	Mizuho Financial Group, Inc.	2,369,480	25,627,020
	MS&AD Insurance Group Holdings, Inc.	445,453	11,796,132
	Nagase & Co. Ltd.	21,700	295,647
	NEC Corp.	780,910	25,848,818
	NGK Insulators Ltd.	296,700	3,461,320
	NGK Spark Plug Co. Ltd.	315,000	5,746,877
	NH Foods Ltd.	317,767	7,572,856
	Nikon Corp.	695,200	6,723,370
	Nippon Electric Glass Co. Ltd.	131,500	2,277,000
	Nippon Express Holdings, Inc.	308,324	15,492,628
	Nippon Shokubai Co. Ltd.	84,400	3,027,491
#	Nippon Steel Corp.	1,185,793	16,267,325
#	Nippon Yusen KK	709,500	12,852,207
	Nissan Motor Co. Ltd.	4,749,500	15,138,096
	Nisshin Seifun Group, Inc.	188,500	2,036,858
	Nomura Holdings, Inc.	3,219,302	10,417,526
	Nomura Real Estate Holdings, Inc.	521,500	11,787,885

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	NSK Ltd.	1,027,500	$5,430,571
	Obayashi Corp.	2,342,282	15,034,320
	Oji Holdings Corp.	3,568,100	12,369,618
	ORIX Corp.	2,086,100	30,639,991
	Otsuka Holdings Co. Ltd.	146,200	4,686,367
	Panasonic Holdings Corp.	3,551,799	25,298,082
	Resona Holdings, Inc.	2,821,139	10,632,736
#	Ricoh Co. Ltd.	1,414,100	10,362,225
	Rinnai Corp.	12,700	864,429
	Rohm Co. Ltd.	93,500	6,569,738
	Sankyo Co. Ltd.	30,300	1,000,562
	Santen Pharmaceutical Co. Ltd.	156,700	1,072,298
	SBI Holdings, Inc.	248,599	4,490,707
	Seiko Epson Corp.	794,400	10,784,898
	Seino Holdings Co. Ltd.	437,400	3,360,897
	Sekisui Chemical Co. Ltd.	206,700	2,581,275
	Sekisui House Ltd.	1,537,800	25,531,783
	Shimamura Co. Ltd.	61,300	4,957,170
	Shimizu Corp.	936,400	4,672,627
	Shinsei Bank Ltd.	61,300	912,185
	Shizuoka Financial Group, Inc.	851,000	5,373,911
#	Showa Denko KK	515,700	7,528,473
	Sohgo Security Services Co. Ltd.	15,800	393,853
	Sojitz Corp.	666,340	9,823,159
	Sompo Holdings, Inc.	490,056	20,431,555
	Stanley Electric Co. Ltd.	335,400	5,701,966
	Subaru Corp.	1,010,984	15,802,509
	Sumitomo Chemical Co. Ltd.	8,266,400	27,835,099
	Sumitomo Corp.	1,312,600	16,688,087
	Sumitomo Electric Industries Ltd.	2,834,000	29,616,198
	Sumitomo Forestry Co. Ltd.	598,600	9,364,241
	Sumitomo Heavy Industries Ltd.	487,894	9,247,903
	Sumitomo Metal Mining Co. Ltd.	584,364	16,380,210
	Sumitomo Mitsui Financial Group, Inc.	1,282,500	36,014,598
	Sumitomo Mitsui Trust Holdings, Inc.	467,344	13,445,014
	Sumitomo Pharma Co. Ltd.	333,431	2,322,650
#	Sumitomo Realty & Development Co. Ltd.	350,800	8,045,215
	Sumitomo Rubber Industries Ltd.	756,200	6,487,361
	Suzuken Co. Ltd.	85,000	1,892,418
	Suzuki Motor Corp.	428,500	14,487,502
	T&D Holdings, Inc.	1,301,400	12,871,108
	Taiheiyo Cement Corp.	130,700	1,776,099
	Taisei Corp.	184,000	5,012,274
	Taisho Pharmaceutical Holdings Co. Ltd.	38,900	1,403,046
	Takeda Pharmaceutical Co. Ltd.	2,595,871	68,554,353
	TBS Holdings, Inc.	70,800	733,409
	TDK Corp.	361,500	11,292,665
	Teijin Ltd.	818,590	7,431,976
	THK Co. Ltd.	92,400	1,611,445
	Toda Corp.	717,800	3,587,751
	Tokai Carbon Co. Ltd.	40,000	261,037
	Tokyo Century Corp.	100,200	3,417,560
	Tokyo Tatemono Co. Ltd.	870,300	11,968,649
	Tokyu Fudosan Holdings Corp.	2,556,700	12,971,603
	Toppan, Inc.	599,800	8,945,517
	Toray Industries, Inc.	2,891,600	14,045,510
	Tosoh Corp.	1,241,700	13,509,050
	Toyo Seikan Group Holdings Ltd.	416,349	4,761,967
	Toyo Tire Corp.	52,000	610,036

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
JAPAN — (Continued)
	Toyoda Gosei Co. Ltd.	272,500	$4,356,385
	Toyota Boshoku Corp.	47,400	603,145
	Toyota Industries Corp.	155,700	8,020,918
	Toyota Motor Corp.	12,080,750	167,615,564
	Toyota Tsusho Corp.	584,300	19,612,549
	Tsumura & Co	24,700	515,893
	UBE Corp.	71,800	926,062
	Yamada Holdings Co. Ltd.	1,918,800	6,183,357
	Yamaha Motor Co. Ltd.	893,600	18,446,185
	Yamato Kogyo Co. Ltd.	9,200	267,166
	Yamazaki Baking Co. Ltd.	325,600	3,317,644
	Yokohama Rubber Co. Ltd.	563,500	8,811,511
	Z Holdings Corp.	1,456,300	3,758,358
	Zeon Corp.	404,300	3,407,951

TOTAL JAPAN			1,999,398,590

NETHERLANDS — (3.8%)
Ω	ABN AMRO Bank NV	509,108	5,004,853
	Aegon NV	3,153,912	14,599,955
	Aegon NV, Class NY	413,726	1,907,277
#	Akzo Nobel NV	420,445	25,956,335
	ArcelorMittal SA	652,213	14,579,331
#	ArcelorMittal SA	931,574	20,913,839
	ASR Nederland NV	366,024	16,117,088
	Coca-Cola Europacific Partners PLC	84,349	3,981,556
#	Heineken NV	169,387	14,149,606
	ING Groep NV	4,971,616	48,918,640
	JDE Peet’s NV	244,766	7,006,451
	Koninklijke Ahold Delhaize NV	4,054,901	113,084,163
	Koninklijke DSM NV	327,831	38,562,867
	Koninklijke KPN NV	4,007,248	11,208,695
	Koninklijke Philips NV	991,539	12,577,551
	Koninklijke Philips NV	33,022	417,728
#	NN Group NV	695,023	29,428,966
#	OCI NV	84,204	3,220,625
	Prosus NV	85,856	3,712,556
	Randstad NV	338,457	16,868,423
	Stellantis NV	208,034	2,812,620

TOTAL NETHERLANDS			405,029,125

NEW ZEALAND — (0.2%)
*	Auckland International Airport Ltd.	1,979,607	8,849,674
	Chorus Ltd.	297,294	1,435,249
	EBOS Group Ltd.	228,415	4,979,690
	Fletcher Building Ltd.	1,485,793	4,436,475
#	Fonterra Co-operative Group Ltd.	293,628	508,560
	Ryman Healthcare Ltd.	183,927	895,777
	Summerset Group Holdings Ltd.	437,306	2,460,434

TOTAL NEW ZEALAND			23,565,859

NORWAY — (0.9%)
*	Adevinta ASA	53,248	364,502
#	Aker ASA, Class A	9,016	636,202
	Austevoll Seafood ASA	164,785	1,221,061
	DNB Bank ASA	1,885,402	33,346,874
Ω	Elkem ASA	763,849	2,537,700
#	Frontline Ltd.	84,273	1,053,179
#	Golden Ocean Group Ltd.	787,356	6,463,225

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
NORWAY — (Continued)
	Norsk Hydro ASA	2,813,185	$17,853,372
	Orkla ASA	344,624	2,324,543
	Schibsted ASA, Class A	14,016	216,323
	Schibsted ASA, Class B	16,720	248,579
	SpareBank 1 SR-Bank ASA	329,406	3,354,402
	Storebrand ASA	1,260,839	9,808,510
	Subsea 7 SA	453,890	4,528,412
	Wallenius Wilhelmsen ASA	587,212	4,174,824
	Yara International ASA	290,501	12,965,471

TOTAL NORWAY			101,097,179

PORTUGAL — (0.1%)
*††	Banco Espirito Santo SA	2,631,973	0
	EDP Renovaveis SA	398,808	8,391,909
	Galp Energia SGPS SA	553,452	5,619,252

TOTAL PORTUGAL			14,011,161

SINGAPORE — (1.1%)
	City Developments Ltd.	1,511,600	8,149,960
	Frasers Property Ltd.	492,700	311,574
	Hongkong Land Holdings Ltd.	2,134,200	8,216,422
	Keppel Corp. Ltd.	6,501,200	31,999,025
	Olam Group Ltd.	399,410	378,142
	Oversea-Chinese Banking Corp. Ltd.	2,424,400	20,811,249
*	Singapore Airlines Ltd.	3,794,200	14,073,850
	Singapore Land Group Ltd.	987,470	1,516,206
	UOL Group Ltd.	1,698,674	7,419,450
	Wilmar International Ltd.	6,663,900	18,256,101
	Yangzijiang Shipbuilding Holdings Ltd.	8,315,000	7,048,836

TOTAL SINGAPORE			118,180,815

SPAIN — (1.9%)
#	Banco Bilbao Vizcaya Argentaria SA	7,144,740	36,858,199
#	Banco Bilbao Vizcaya Argentaria SA, Sponsored ADR	1,205,842	6,210,086
#	Banco Santander SA	31,583,925	81,912,138
	CaixaBank SA	3,327,631	11,034,568
	Repsol SA	4,619,638	62,847,702

TOTAL SPAIN			198,862,693

SWEDEN — (2.5%)
	Billerud AB	643,038	8,301,425
	Boliden AB	1,135,291	33,015,282
	Bure Equity AB	95,599	1,844,873
Ω	Dometic Group AB	200,998	1,150,809
#	Electrolux AB, Class B	367,325	4,531,753
	Essity AB, Class B	97,665	2,063,501
	Getinge AB, Class B	79,109	1,605,357
	Holmen AB, Class A	5,562	209,122
	Holmen AB, Class B	176,174	6,393,428
#	Husqvarna AB, Class B	324,042	1,923,885
#	Intrum AB	175,698	2,210,666
	Loomis AB	81,723	2,288,123
*	Millicom International Cellular SA, SDR	349,452	3,792,748
*	Pandox AB	106,891	1,309,002
	Peab AB, Class B	334,177	1,733,923
	Saab AB, Class B	158,640	5,605,391
#	Securitas AB, Class B	531,310	4,341,231

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
SWEDEN — (Continued)
	Skandinaviska Enskilda Banken AB, Class A	2,605,519	$27,471,007
#	Skandinaviska Enskilda Banken AB, Class C	14,462	164,955
	Skanska AB, Class B	802,330	12,477,311
	SKF AB, Class B	1,179,544	17,074,621
	SSAB AB, Class A	729,061	3,506,832
	SSAB AB, Class B	2,046,233	9,507,659
	Svenska Cellulosa AB SCA, Class A	34,534	416,780
	Svenska Cellulosa AB SCA, Class B	581,885	6,864,953
	Svenska Handelsbanken AB, Class A	1,224,329	11,375,275
#	Svenska Handelsbanken AB, Class B	37,204	406,824
#	Swedbank AB, Class A	973,315	14,510,227
	Tele2 AB, Class B	109,932	901,004
	Telefonaktiebolaget LM Ericsson, Class B	1,113,229	6,188,823
#	Telia Co. AB	6,786,020	17,981,356
	Trelleborg AB, Class B	788,808	17,368,807
	Volvo AB, Class A	268,270	4,582,489
	Volvo AB, Class B	2,261,068	37,006,733

TOTAL SWEDEN			270,126,175

SWITZERLAND — (8.8%)
	ABB Ltd	912,685	25,345,535
	Accelleron Industries AG	45,634	773,825
	Alcon, Inc.	571,377	34,773,531
	Baloise Holding AG	105,344	14,392,321
	Barry Callebaut AG	484	915,685
	Cie Financiere Richemont SA, Class A	922,306	90,140,218
#	Credit Suisse Group AG	1,363,427	5,647,941
#	Credit Suisse Group AG, Sponsored ADR	1,042,624	4,295,611
	Holcim AG	1,372,633	62,257,051
	Julius Baer Group Ltd.	716,015	34,353,585
#	Novartis AG, Sponsored ADR	1,596,183	129,498,327
	Novartis AG	1,706,093	138,007,072
	SIG Group AG	479,021	9,208,255
	Swatch Group AG	47,812	10,743,806
	Swatch Group AG	123,912	5,176,883
	Swiss Life Holding AG	69,548	33,676,676
	Swiss Prime Site AG	120,516	9,724,788
	Swiss Re AG	399,672	29,689,539
	Swisscom AG	94,854	46,837,870
*	UBS Group AG	7,263,744	115,167,715
	Zurich Insurance Group AG	348,909	148,695,901

TOTAL SWITZERLAND			949,322,135

UNITED KINGDOM — (14.7%)
	3i Group PLC	795,146	10,590,043
	Abrdn Plc	1,691,534	3,082,278
	Airtel Africa PLC	31,927	41,326
	Anglo American PLC	1,391,761	41,689,088
	Associated British Foods PLC	371,994	5,765,637
	Aviva PLC	9,753,485	46,783,804
#	Barclays PLC, Sponsored ADR	7,035,082	48,682,767
	Barclays PLC	191,609	325,592
	Barratt Developments PLC	1,021,479	4,405,726
	Bellway PLC	17,101	363,690
	Berkeley Group Holdings PLC	7,801	310,381
#	BP PLC, Sponsored ADR	2,518,588	83,818,609
	BP PLC	7,690,578	42,548,901
#	British American Tobacco PLC, Sponsored ADR	838,885	33,236,624

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

		Shares	Value»
UNITED KINGDOM — (Continued)
	British American Tobacco PLC	3,024,009	$119,428,540
	BT Group PLC	22,408,140	33,393,292
	DS Smith PLC	2,580,437	8,605,552
	Glencore PLC	23,897,614	137,006,665
*	Haleon PLC	10,146	31,112
	HSBC Holdings PLC	13,535,003	69,462,304
#	HSBC Holdings PLC, Sponsored ADR	2,324,211	60,220,307
	Investec PLC	1,183,350	5,930,587
	J Sainsbury PLC	7,868,098	17,538,720
	Johnson Matthey PLC	31,950	709,213
	Kingfisher PLC	7,975,671	20,038,335
	Lloyds Banking Group PLC	164,752,825	79,125,348
#	Lloyds Banking Group PLC, ADR	1,844,768	3,523,507
	M&G PLC	2,956,890	5,942,237
	Melrose Industries PLC	4,376,981	5,871,206
	NatWest Group PLC	5,527,508	14,887,243
#	NatWest Group PLC, Sponsored ADR	637,445	3,454,952
	Pearson PLC	309,149	3,417,059
#	Pearson PLC, Sponsored ADR	1,015,920	11,297,030
	Phoenix Group Holdings PLC	710,707	4,423,421
	Shell PLC	307,658	8,522,614
	Shell PLC, Sponsored ADR	9,015,405	501,526,980
	Standard Chartered PLC	5,983,569	35,750,245
	Taylor Wimpey PLC	1,897,348	2,039,892
	Tesco PLC	12,704,903	31,379,592
	Vodafone Group PLC	51,300,878	59,888,735
#	Vodafone Group PLC, Sponsored ADR	1,760,686	20,793,705

TOTAL UNITED KINGDOM			1,585,852,859

TOTAL COMMON STOCKS			10,186,002,001

PREFERRED STOCKS — (0.8%)
GERMANY — (0.8%)
	Bayerische Motoren Werke AG	152,008	11,209,656
	Porsche Automobil Holding SE	307,547	17,183,337
	Volkswagen AG	489,153	62,612,238

TOTAL GERMANY			91,005,231

TOTAL INVESTMENT SECURITIES (Cost $10,555,431,050)			10,277,007,232

			Value†
SECURITIES LENDING COLLATERAL — (4.5%)
@ §	The DFA Short Term Investment Fund	41,765,646	482,852,631

TOTAL INVESTMENTS — (100.0%) (Cost $11,038,476,605)			$10,759,859,863

ADR	American Depositary Receipt
SA	Special Assessment
»	Securities that have been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

††	Security valued using significant unobservable inputs (Level 3).
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

As of October 31, 2022, The DFA International Value Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
S&P 500® Emini Index	842	12/16/22	$157,956,087	$163,474,300	$5,518,213

Total Futures Contracts			$157,956,087	$163,474,300	$5,518,213

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$816,795,707	—	$816,795,707
Austria	—	6,220,806	—	6,220,806
Belgium	—	58,799,281	—	58,799,281
Canada	$1,090,433,733	—	—	1,090,433,733
China	—	3,578,225	—	3,578,225
Denmark	—	201,804,976	—	201,804,976
Finland	5,856,638	107,933,257	—	113,789,895
France	—	1,095,283,146	—	1,095,283,146
Germany	14,207,408	580,348,027	—	594,555,435
Hong Kong	—	214,006,034	—	214,006,034
Ireland	26,386,842	20,183,967	—	46,570,809
Israel	11,032,764	53,775,826	—	64,808,590
Italy	24,863,308	189,045,465	—	213,908,773
Japan	13,905,475	1,985,493,115	—	1,999,398,590
Netherlands	26,051,464	378,977,661	—	405,029,125
New Zealand	—	23,565,859	—	23,565,859
Norway	—	101,097,179	—	101,097,179
Portugal	—	14,011,161	—	14,011,161
Singapore	—	118,180,815	—	118,180,815
Spain	6,210,086	192,652,607	—	198,862,693
Sweden	—	270,126,175	—	270,126,175
Switzerland	158,548,612	790,773,523	—	949,322,135
United Kingdom	766,554,481	819,298,378	—	1,585,852,859
Preferred Stocks
Germany	—	91,005,231	—	91,005,231
Securities Lending Collateral	—	482,852,631	—	482,852,631
Futures Contracts**	5,518,213	—	—	5,518,213

TOTAL	$2,149,569,024	$8,615,809,052	—	$10,765,378,076

**	Valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2022

		Shares	Value»
COMMON STOCKS — (96.1%)
BRAZIL — (4.5%)
	Ambev SA, ADR	1,642,569	$4,993,410
	Americanas SA	90,148	271,203
	Atacadao SA	384,789	1,449,617
	B3 SA - Brasil Bolsa Balcao	2,392,171	6,965,105
	Banco Bradesco SA	755,221	2,432,848
	Banco BTG Pactual SA	518,104	2,902,706
	Banco do Brasil SA	396,250	2,839,836
	Banco Santander Brasil SA	214,624	1,237,344
	BB Seguridade Participacoes SA	353,143	2,029,778
	Braskem SA, Sponsored ADR, Class A	57,171	739,221
*	BRF SA	873,661	2,124,321
	Caixa Seguridade Participacoes S/A	242,195	413,544
	CCR SA	1,407,986	3,532,572
	Centrais Eletricas Brasileiras SA	244,933	2,362,320
	Cia de Saneamento Basico do Estado de Sao Paulo	163,344	1,900,489
#	Cia de Saneamento Basico do Estado de Sao Paulo, ADR	40,965	473,555
	Cia Energetica de Minas Gerais	215,832	722,435
	Cia Paranaense de Energia	114,600	155,521
#	Cia Paranaense de Energia, Sponsored ADR	17,400	123,018
	Cia Paranaense de Energia	39,800	283,466
#	Cia Siderurgica Nacional SA, Sponsored ADR	545,056	1,313,585
	Cia Siderurgica Nacional SA	517,465	1,230,175
	Cosan SA	477,300	1,557,889
	CPFL Energia SA	123,300	845,472
	Energisa SA	228,135	2,141,567
*	Eneva SA	273,981	752,115
	Engie Brasil Energia SA	116,476	906,914
	Equatorial Energia SA	966,386	5,618,153
	Gerdau SA, Sponsored ADR	905,703	4,510,401
	Getnet Adquirencia e Servicos para Meios de Pagamento SA	53,656	49,859
Ω	Hapvida Participacoes e Investimentos SA	2,559,330	3,864,636
	Hypera SA	368,936	3,629,008
	Itau Unibanco Holding SA	217,203	1,068,880
	JBS SA	926,800	4,478,352
	Klabin SA	1,174,814	4,917,138
	Localiza Rent a Car SA	229,414	3,132,875
	Localiza Rent a Car SA	703	9,600
	Lojas Renner SA	659,267	3,943,733
*	Magazine Luiza SA	1,501,902	1,299,681
	Natura & Co. Holding SA	928,510	2,687,295
	Neoenergia SA	95,100	305,432
*	Petro Rio SA	567,905	3,890,845
	Petroleo Brasileiro SA, Sponsored ADR	511,889	5,891,842
	Petroleo Brasileiro SA, Sponsored ADR	227,883	2,921,460
	Petroleo Brasileiro SA	2,733,556	17,601,021
	Porto Seguro SA	149,774	673,845
	Raia Drogasil SA	443,885	2,260,888
Ω	Rede D’Or Sao Luiz SA	63,700	396,715
	Rumo SA	661,006	2,833,157
	Sendas Distribuidora SA	848,688	3,256,412
	Suzano SA	519,807	5,353,544
#	Suzano SA, Sponsored ADR	10,979	112,973
	Telefonica Brasil SA	248,062	1,983,824
	TIM SA	1,144,280	2,924,111
	TOTVS SA	323,491	2,076,655
	Ultrapar Participacoes SA	204,563	531,060
#	Vale SA, Sponsored ADR	332,416	4,301,470

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
BRAZIL — (Continued)
	Vale SA	2,364,713	$30,731,421
	Vibra Energia SA	979,605	3,460,999
	WEG SA	591,966	4,616,086

TOTAL BRAZIL			182,033,397

CHILE — (0.5%)
	Banco de Chile, ADR	105,420	1,896,511
	Banco de Credito e Inversiones SA	44,204	1,231,647
#	Banco Santander Chile, ADR	78,503	1,132,798
	Banco Santander Chile	557,071	19,973
	CAP SA	63,313	338,452
	Cencosud SA	2,002,798	2,692,444
	Cencosud Shopping SA	333,351	364,292
	Cia Cervecerias Unidas SA	25,688	140,998
	Cia Cervecerias Unidas SA, Sponsored ADR	22,534	243,593
	Cia Sud Americana de Vapores SA	15,213,678	1,056,590
	Embotelladora Andina SA, ADR, Class B	15,787	162,606
	Empresa Nacional de Telecomunicaciones SA	23,075	71,973
	Empresas CMPC SA	935,741	1,485,003
	Empresas COPEC SA	227,255	1,566,746
	Enel Americas SA	643,354	63,747
	Enel Chile SA	887,163	31,223
	Falabella SA	330,135	644,786
	Itau CorpBanca Chile SA	31,276,064	60,961
	Plaza SA	176,521	152,895
#	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	89,320	8,367,498

TOTAL CHILE			21,724,736

CHINA — (23.4%)
	360 Security Technology, Inc., Class A	409,600	397,930
	37 Interactive Entertainment Network Technology Group Co. Ltd., Class A	189,863	377,847
	ADAMA Ltd., Class A	58,600	68,543
	Addsino Co. Ltd., Class A	92,500	132,925
	AECC Aero-Engine Control Co. Ltd., Class A	68,057	280,360
	AECC Aviation Power Co. Ltd., Class A	79,700	532,985
	Agile Group Holdings Ltd.	1,094,000	208,080
	Agricultural Bank of China Ltd., Class H	14,534,000	4,148,487
	Aier Eye Hospital Group Co. Ltd., Class A	293,917	997,426
*	Air China Ltd., Class H	1,158,000	805,894
*	Alibaba Group Holding Ltd., Sponsored ADR	835,875	53,144,932
*	Alibaba Group Holding Ltd.	714,100	5,552,061
*	Alibaba Health Information Technology Ltd.	2,566,000	1,085,942
	All Winner Technology Co. Ltd., Class A	18,600	49,853
	Aluminum Corp. of China Ltd., Class H	7,864,000	2,241,882
*	Amlogic Shanghai Co. Ltd., Class A	30,504	239,856
	Angel Yeast Co. Ltd., Class A	49,300	245,172
	Anhui Conch Cement Co. Ltd., Class H	1,881,000	4,841,566
	Anhui Guangxin Agrochemical Co. Ltd., Class A	61,420	249,702
	Anhui Gujing Distillery Co. Ltd., Class A	11,716	317,242
	Anhui Honglu Steel Construction Group Co. Ltd., Class A	68,664	321,216
	Anhui Jinhe Industrial Co. Ltd., Class A	65,100	293,400
	Anhui Kouzi Distillery Co. Ltd., Class A	71,000	394,381
	Anhui Yingjia Distillery Co. Ltd., Class A	38,000	245,682
	Anhui Zhongding Sealing Parts Co. Ltd., Class A	106,800	214,741
	Anji Microelectronics Technology Shanghai Co. Ltd., Class A	2,493	76,192
	Anjoy Foods Group Co. Ltd., Class A	14,400	265,521
	Anker Innovations Technology Co. Ltd., Class A	19,400	143,966
	ANTA Sports Products Ltd.	612,400	5,383,986

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Apeloa Pharmaceutical Co. Ltd., Class A	136,420	$389,076
*	Asia - Potash International Investment Guangzhou Co. Ltd., Class A	47,574	166,018
	Asymchem Laboratories Tianjin Co. Ltd., Class A	17,770	346,889
	Avary Holding Shenzhen Co. Ltd., Class A	140,276	573,198
	AVIC Industry-Finance Holdings Co. Ltd., Class A	327,700	136,243
	AVICOPTER PLC, Class A	22,704	136,849
	Bafang Electric Suzhou Co. Ltd., Class A	7,500	119,794
*	Baidu, Inc., Sponsored ADR	25,812	1,976,425
*	Baidu, Inc., Class A	1,268,100	12,157,268
	Bank of Beijing Co. Ltd., Class A	697,408	386,268
	Bank of Changsha Co. Ltd., Class A	629,584	556,129
	Bank of Chengdu Co. Ltd., Class A	190,950	356,688
	Bank of China Ltd., Class H	43,912,181	14,143,111
	Bank of Communications Co. Ltd., Class H	5,656,515	2,759,920
	Bank of Guiyang Co. Ltd., Class A	572,423	408,876
	Bank of Hangzhou Co. Ltd., Class A	242,404	402,184
	Bank of Jiangsu Co. Ltd., Class A	742,270	704,478
	Bank of Nanjing Co. Ltd., Class A	454,780	643,900
	Bank of Ningbo Co. Ltd., Class A	317,342	1,035,747
	Bank of Shanghai Co. Ltd., Class A	458,383	350,741
	Bank of Suzhou Co. Ltd., Class A	415,260	391,139
	Baoshan Iron & Steel Co. Ltd., Class A	1,014,500	669,898
*	BeiGene Ltd.	255,700	3,297,117
	Beijing Bei Mo Gao Ke Friction Material Co. Ltd., Class A	24,020	171,215
	Beijing Capital Eco-Environment Protection Group Co. Ltd., Class A	818,160	309,700
*	Beijing Compass Technology Development Co. Ltd., Class A	27,300	166,173
*	Beijing Dabeinong Technology Group Co. Ltd., Class A	202,052	254,080
	Beijing Dahao Technology Corp. Ltd., Class A	26,100	57,988
	Beijing Easpring Material Technology Co. Ltd., Class A	24,700	200,684
	Beijing Enlight Media Co. Ltd., Class A	258,706	238,939
	Beijing GeoEnviron Engineering & Technology, Inc., Class A	88,140	113,028
	Beijing Huafeng Test & Control Technology Co. Ltd., Class A	6,116	222,195
	Beijing Jingyuntong Technology Co. Ltd., Class A	100,200	99,016
	Beijing Kingsoft Office Software, Inc., Class A	7,538	301,106
	Beijing New Building Materials PLC, Class A	130,703	355,842
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd., Class A	132,362	445,473
	Beijing Originwater Technology Co. Ltd., Class A	461,047	297,662
	Beijing Roborock Technology Co. Ltd., Class A	6,593	213,111
	Beijing Shiji Information Technology Co. Ltd., Class A	93,560	162,436
	Beijing Shougang Co. Ltd., Class A	257,300	120,482
	Beijing Shunxin Agriculture Co. Ltd., Class A	48,400	136,022
	Beijing Sinnet Technology Co. Ltd., Class A	116,888	138,881
	Beijing Tiantan Biological Products Corp. Ltd., Class A	77,216	219,596
	Beijing Tongrentang Co. Ltd., Class A	36,400	243,529
	Beijing United Information Technology Co. Ltd., Class A	20,155	342,883
	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., Class A	23,700	407,705
	Beijing Yanjing Brewery Co. Ltd., Class A	126,900	148,468
	Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., Class A	17,400	273,218
	Beijing Zhong Ke San Huan High-Tech Co. Ltd., Class A	82,575	145,498
	Beijing-Shanghai High Speed Railway Co. Ltd., Class A	1,062,900	650,401
	Bethel Automotive Safety Systems Co. Ltd., Class A	9,700	116,026
	Betta Pharmaceuticals Co. Ltd., Class A	24,206	151,500
	BGI Genomics Co. Ltd., Class A	34,100	258,915
*	Bilibili, Inc., Class Z	84,420	752,300
	Bloomage Biotechnology Corp. Ltd., Class A	6,559	95,658
	BOC International China Co. Ltd., Class A	89,700	130,073
	BOE Technology Group Co. Ltd., Class A	2,001,800	918,269
	Bosideng International Holdings Ltd.	3,360,000	1,451,206
	Bright Dairy & Food Co. Ltd., Class A	24,800	32,187

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	BTG Hotels Group Co. Ltd., Class A	92,300	$275,001
	BYD Co. Ltd., Class H	403,886	9,048,310
	BYD Electronic International Co. Ltd.	1,259,000	3,658,632
	By-health Co. Ltd., Class A	124,793	300,113
	Caitong Securities Co. Ltd., Class A	547,690	537,639
	CECEP Solar Energy Co. Ltd., Class A	241,000	224,052
	CECEP Wind-Power Corp., Class A	381,200	224,109
	Centre Testing International Group Co. Ltd., Class A	27,300	70,128
Ω	CGN Power Co. Ltd., Class H	4,899,000	992,378
	Changchun High & New Technology Industry Group, Inc., Class A	20,900	465,044
	Changjiang Securities Co. Ltd., Class A	435,670	311,932
	Changzhou Xingyu Automotive Lighting Systems Co. Ltd., Class A	9,700	162,948
	Chaozhou Three-Circle Group Co. Ltd., Class A	139,705	544,008
	Chengdu CORPRO Technology Co. Ltd., Class A	36,800	149,682
	Chengdu Kanghong Pharmaceutical Group Co. Ltd., Class A	15,800	38,248
	Chengtun Mining Group Co. Ltd., Class A	308,000	234,501
	Chengxin Lithium Group Co. Ltd., Class A	43,229	257,249
*	Chifeng Jilong Gold Mining Co. Ltd., Class A	53,800	139,350
	China Automotive Engineering Research Institute Co. Ltd., Class A	72,700	187,765
	China Baoan Group Co. Ltd., Class A	146,334	232,073
	China Cinda Asset Management Co. Ltd., Class H	7,009,000	651,075
	China CITIC Bank Corp. Ltd., Class H	9,190,928	3,464,589
	China Coal Energy Co. Ltd., Class H	3,825,777	2,813,489
	China Conch Venture Holdings Ltd.	128,000	188,787
	China Construction Bank Corp., Class H	59,766,590	31,717,427
	China CSSC Holdings Ltd., Class A	45,800	166,892
*	China Eastern Airlines Corp. Ltd., ADR	8,745	144,292
*	China Eastern Airlines Corp. Ltd., Class H	1,516,000	500,217
	China Energy Engineering Corp. Ltd.	2,502,824	785,360
#	China Energy Engineering Corp. Ltd., Class H	1,632,000	164,120
	China Everbright Bank Co. Ltd., Class H	3,836,000	991,814
# Ω	China Feihe Ltd.	5,746,000	3,310,012
	China Galaxy Securities Co. Ltd., Class H	5,155,500	1,930,513
	China Gas Holdings Ltd.	5,520,800	4,899,596
	China Great Wall Securities Co. Ltd., Class A	196,900	218,555
	China Greatwall Technology Group Co. Ltd., Class A	182,800	279,844
	China Green Electricity Investment of Tianjin Co. Ltd., Class A	101,800	184,451
#	China Hongqiao Group Ltd.	4,665,000	3,301,647
Ω	China International Capital Corp. Ltd., Class H	1,813,600	2,520,394
	China International Marine Containers Group Co. Ltd., Class H	1,018,230	648,141
	China Jushi Co. Ltd., Class A	477,798	767,048
	China Kings Resources Group Co. Ltd., Class A	32,040	201,655
	China Life Insurance Co. Ltd., Class H	2,339,000	2,550,578
	China Longyuan Power Group Corp. Ltd., Class H	1,404,000	1,604,309
	China Meheco Co. Ltd., Class A	69,411	119,976
	China Mengniu Dairy Co. Ltd.	2,204,000	7,055,331
	China Merchants Bank Co. Ltd., Class H	2,884,554	9,443,741
	China Merchants Energy Shipping Co. Ltd., Class A	607,440	582,494
	China Merchants Port Holdings Co. Ltd.	394,271	462,242
	China Merchants Property Operation & Service Co. Ltd., Class A	64,100	118,323
Ω	China Merchants Securities Co. Ltd., Class H	486,460	451,097
	China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A	325,873	587,484
#	China Minsheng Banking Corp. Ltd., Class H	4,818,600	1,399,439
	China National Building Material Co. Ltd., Class H	10,206,000	5,926,277
	China National Nuclear Power Co. Ltd., Class A	1,023,390	847,030
	China Northern Rare Earth Group High-Tech Co. Ltd., Class A	144,800	482,327
	China Oilfield Services Ltd., Class H	1,960,000	2,206,409
	China Overseas Land & Investment Ltd.	4,761,000	9,097,884
	China Pacific Insurance Group Co. Ltd., Class H	2,763,800	4,455,226

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	China Petroleum & Chemical Corp., Class H	17,726,800	$7,025,598
	China Power International Development Ltd.	740,000	213,852
	China Railway Group Ltd., Class H	4,311,000	1,874,487
Ω	China Railway Signal & Communication Corp. Ltd., Class H	1,920,000	547,246
*	China Rare Earth Resources & Technology Co. Ltd., Class A	36,891	146,092
	China Resources Beer Holdings Co. Ltd.	859,611	4,056,113
	China Resources Boya Bio-pharmaceutical Group Co Ltd, Class A	32,400	133,453
	China Resources Cement Holdings Ltd.	4,938,000	1,784,919
	China Resources Double Crane Pharmaceutical Co. Ltd., Class A	99,800	245,769
	China Resources Gas Group Ltd.	1,798,000	4,604,982
	China Resources Land Ltd.	4,798,666	15,013,985
	China Resources Microelectronics Ltd., Class A	28,998	201,637
	China Resources Power Holdings Co. Ltd.	1,598,517	2,322,762
	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	68,058	509,037
	China Shenhua Energy Co. Ltd., Class H	2,649,500	6,959,859
	China South Publishing & Media Group Co. Ltd., Class A	59,000	77,174
*	China Southern Airlines Co. Ltd., Class H	1,716,000	885,874
	China Southern Power Grid Energy Efficiency & Clean Energy Co. Ltd., Class A	171,400	135,465
	China State Construction Engineering Corp. Ltd., Class A	1,922,400	1,250,067
#	China Suntien Green Energy Corp. Ltd., Class H	673,000	255,229
	China Tourism Group Duty Free Corp. Ltd., Class A	91,500	2,010,562
Ω	China Tower Corp. Ltd., Class H	67,974,000	6,149,938
	China Tungsten & Hightech Materials Co. Ltd., Class A	62,600	123,634
	China Vanke Co. Ltd., Class H	2,747,520	3,525,967
	China Yangtze Power Co. Ltd., Class A	748,847	2,083,975
	China Zhenhua Group Science & Technology Co. Ltd., Class A	21,800	403,540
*	China Zheshang Bank Co. Ltd., Class H	82,000	28,290
	Chongqing Brewery Co. Ltd., Class A	21,500	257,307
	Chongqing Changan Automobile Co. Ltd., Class A	260,130	402,572
	Chongqing Fuling Zhacai Group Co. Ltd., Class A	47,200	145,762
	Chongqing Rural Commercial Bank Co. Ltd., Class H	2,634,000	798,367
	Chongqing Zhifei Biological Products Co. Ltd., Class A	83,314	974,462
	CITIC Ltd.	4,725,000	4,228,139
	CITIC Securities Co. Ltd., Class H	2,178,800	3,255,463
	CMOC Group Ltd., Class H	5,673,966	1,826,744
	CNNC Hua Yuan Titanium Dioxide Co. Ltd., Class A	209,235	191,774
	CNOOC Energy Technology & Services Ltd., Class A	597,700	233,113
	CNSIG Inner Mongolia Chemical Industry Co. Ltd.	102,400	190,648
	COFCO Biotechnology Co. Ltd., Class A	114,467	126,539
	Contemporary Amperex Technology Co. Ltd., Class A	70,420	3,613,934
# *	COSCO SHIPPING Energy Transportation Co. Ltd., Class H	940,000	684,728
	COSCO SHIPPING Holdings Co. Ltd., Class H	4,410,299	4,752,853
	Country Garden Holdings Co. Ltd.	5,569,067	717,805
	Country Garden Services Holdings Co. Ltd.	1,433,492	1,252,909
Ω	CSC Financial Co. Ltd., Class H	1,140,500	826,862
	CSG Holding Co. Ltd., Class A	313,839	295,149
	CSPC Pharmaceutical Group Ltd.	11,629,200	11,945,066
	Daan Gene Co. Ltd., Class A	171,580	419,667
Ω	Dali Foods Group Co. Ltd.	4,344,000	1,788,130
	Daqin Railway Co. Ltd., Class A	883,060	775,564
	DaShenLin Pharmaceutical Group Co. Ltd., Class A	78,510	391,390
*	Datang International Power Generation Co. Ltd., Class H	1,784,000	227,021
*	Deppon Logistics Co. Ltd., Class A	78,900	186,800
	DHC Software Co. Ltd., Class A	290,300	245,769
	Dian Diagnostics Group Co. Ltd., Class A	67,701	258,228
	Do-Fluoride Chemicals Co. Ltd., Class A	64,409	275,425
	Dong-E-E-Jiao Co. Ltd., Class A	42,611	219,221
	Dongfang Electric Corp. Ltd., Class H	305,200	460,302

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Dongfeng Motor Group Co. Ltd., Class H	1,426,000	$645,128
	Dongxing Securities Co. Ltd., Class A	323,718	345,002
	East Group Co. Ltd., Class A	152,100	144,863
	East Money Information Co. Ltd., Class A	453,728	972,653
	Ecovacs Robotics Co. Ltd., Class A	28,300	227,150
	Electric Connector Technology Co. Ltd., Class A	28,200	142,270
	ENN Energy Holdings Ltd.	378,200	3,760,081
	ENN Natural Gas Co. Ltd., Class A	245,000	521,930
	Eternal Asia Supply Chain Management Ltd., Class A	113,500	81,359
	Eve Energy Co. Ltd., Class A	38,105	434,849
# Ω	Everbright Securities Co. Ltd., Class H	442,400	239,413
*	Fangda Carbon New Material Co. Ltd., Class A	374,324	308,550
	Fangda Special Steel Technology Co. Ltd., Class A	289,000	225,996
	FAW Jiefang Group Co. Ltd., Class A	112,300	107,211
	Fiberhome Telecommunication Technologies Co. Ltd., Class A	49,300	93,337
	Financial Street Holdings Co. Ltd., Class A	180,200	114,509
	First Capital Securities Co. Ltd., Class A	320,000	244,077
#	Flat Glass Group Co. Ltd., Class H	406,000	952,316
	Focus Media Information Technology Co. Ltd., Class A	727,597	447,729
	Foryou Corp.	16,200	78,856
	Foshan Haitian Flavouring & Food Co. Ltd., Class A	158,223	1,296,783
	Fosun International Ltd.	3,138,722	1,918,079
	Founder Securities Co. Ltd., Class A	411,200	357,118
	Foxconn Industrial Internet Co. Ltd., Class A	389,600	438,427
	Fujian Funeng Co. Ltd., Class A	116,900	171,742
	Fujian Sunner Development Co. Ltd., Class A	77,263	232,503
Ω	Fuyao Glass Industry Group Co. Ltd., Class H	754,800	2,704,980
	Gan & Lee Pharmaceuticals Co. Ltd., Class A	30,040	145,758
# Ω	Ganfeng Lithium Group Co. Ltd., Class H	176,399	1,193,095
	Gaona Aero Material Co. Ltd., Class A	17,800	130,472
	G-bits Network Technology Xiamen Co. Ltd., Class A	8,400	293,596
	GCL Energy Technology Co. Ltd.	130,300	243,127
	GCL New Energy Holdings Ltd.	321,005	21,674
*	GCL System Integration Technology Co. Ltd., Class A	241,200	108,136
*	GCL Technology Holdings Ltd.	20,189,000	5,117,041
*	GD Power Development Co. Ltd., Class A	524,300	314,199
*	GDS Holdings Ltd., Class A	189,000	210,953
	Geely Automobile Holdings Ltd.	6,653,000	7,159,834
	GEM Co. Ltd., Class A	188,176	191,870
	Gemdale Corp., Class A	343,800	370,054
	GF Securities Co. Ltd., Class H	1,068,800	1,087,406
	Giant Network Group Co. Ltd., Class A	85,600	90,960
	GigaDevice Semiconductor, Inc., Class A	50,974	576,117
	Ginlong Technologies Co. Ltd., Class A	18,825	482,695
	Glarun Technology Co. Ltd., Class A	69,600	138,588
	GoerTek, Inc., Class A	198,500	589,265
	Gongniu Group Co. Ltd., Class A	4,200	68,950
	Gotion High-tech Co. Ltd., Class A	73,700	304,719
	Grandblue Environment Co. Ltd., Class A	40,300	99,006
	Great Wall Motor Co. Ltd., Class H	1,683,500	1,839,058
	Gree Electric Appliances, Inc. of Zhuhai, Class A	160,333	631,404
*	Greenland Holdings Corp. Ltd., Class A	472,831	170,247
	GRG Banking Equipment Co. Ltd., Class A	284,000	366,717
*	Guangdong Create Century Intelligent Equipment Group Corp. Ltd., Class A	127,900	182,365
	Guangdong Haid Group Co. Ltd., Class A	55,800	441,807
	Guangdong HEC Technology Holding Co. Ltd., Class A	204,200	260,267
	Guangdong Hongda Holdings Group Co. Ltd., Class A	61,700	230,832
	Guangdong Investment Ltd.	2,600,000	1,639,239

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Guangdong Kinlong Hardware Products Co. Ltd., Class A	13,200	$143,592
	Guangdong Xinbao Electrical Appliances Holdings Co. Ltd., Class A	59,500	130,491
	Guangdong Zhongsheng Pharmaceutical Co. Ltd., Class A	43,000	125,254
	Guanghui Energy Co. Ltd., Class A	422,000	594,676
	Guangxi Guiguan Electric Power Co. Ltd., Class A	34,400	29,531
	Guangzhou Automobile Group Co. Ltd., Class H	2,287,162	1,393,799
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	218,000	486,334
	Guangzhou Great Power Energy & Technology Co. Ltd., Class A	13,400	115,993
	Guangzhou Haige Communications Group, Inc. Co., Class A	222,052	257,574
	Guangzhou Kingmed Diagnostics Group Co. Ltd., Class A	48,901	505,050
	Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	34,000	303,160
	Guangzhou Tinci Materials Technology Co. Ltd., Class A	74,340	433,156
	Guangzhou Wondfo Biotech Co. Ltd., Class A	47,700	197,294
	Guangzhou Yuexiu Financial Holdings Group Co. Ltd., Class A	261,404	199,840
	Guangzhou Zhujiang Brewery Co. Ltd., Class A	26,000	23,086
	Guizhou Panjiang Refined Coal Co. Ltd., Class A	246,900	227,002
*	Guocheng Mining Co. Ltd., Class A	44,900	97,490
	Guosen Securities Co. Ltd., Class A	186,700	221,007
Ω	Guotai Junan Securities Co. Ltd., Class H	474,400	479,284
	Guoyuan Securities Co. Ltd., Class A	308,740	264,496
	H World Group Ltd., ADR	102,031	2,762,999
	H World Group Ltd.	5,500	15,005
	Haier Smart Home Co. Ltd., Class A	258,200	736,928
	Haier Smart Home Co. Ltd., Class H	2,489,400	6,230,932
	Haitong Securities Co. Ltd., Class H	2,434,800	1,190,199
*	Hang Zhou Great Star Industrial Co. Ltd., Class A	73,900	194,884
	Hangjin Technology Co. Ltd., Class A	47,700	191,453
	Hangzhou Binjiang Real Estate Group Co. Ltd., Class A	235,800	289,515
	Hangzhou Chang Chuan Technology Co. Ltd., Class A	14,494	118,907
	Hangzhou First Applied Material Co. Ltd., Class A	45,311	400,843
	Hangzhou Lion Electronics Co. Ltd., Class A	36,668	215,776
	Hangzhou Oxygen Plant Group Co. Ltd., Class A	54,900	316,355
	Hangzhou Robam Appliances Co. Ltd., Class A	80,121	225,162
	Hangzhou Silan Microelectronics Co. Ltd., Class A	70,122	302,557
	Hangzhou Tigermed Consulting Co. Ltd., Class A	12,100	138,274
Ω	Hangzhou Tigermed Consulting Co. Ltd., Class H	95,600	649,263
	Han’s Laser Technology Industry Group Co. Ltd., Class A	198,117	689,786
Ω	Hansoh Pharmaceutical Group Co. Ltd.	980,000	1,514,968
	Haohua Chemical Science & Technology Co. Ltd., Class A	15,000	88,233
	Hebei Hengshui Laobaigan Liquor Co. Ltd., Class A	20,900	60,914
	Hefei Meiya Optoelectronic Technology, Inc., Class A	84,295	274,448
	Heilongjiang Agriculture Co. Ltd., Class A	174,805	330,754
	Henan Shenhuo Coal & Power Co. Ltd., Class A	211,900	407,591
	Henan Shuanghui Investment & Development Co. Ltd., Class A	195,129	609,477
	Hengan International Group Co. Ltd.	1,126,500	4,367,721
	Hengdian Group DMEGC Magnetics Co. Ltd., Class A	119,121	289,547
	Hengli Petrochemical Co. Ltd., Class A	403,700	850,671
	Hengtong Optic-electric Co. Ltd., Class A	125,000	334,413
	Hengyi Petrochemical Co. Ltd., Class A	347,388	319,501
	Hesteel Co. Ltd., Class A	1,698,653	504,769
	Hithink RoyalFlush Information Network Co. Ltd., Class A	31,881	372,723
	Hongfa Technology Co. Ltd., Class A	60,890	287,047
	Hongta Securities Co. Ltd., Class A	96,320	94,590
	Huaan Securities Co. Ltd., Class A	249,210	150,677
#	Huadian Power International Corp. Ltd., Class H	288,000	86,493
	Huadong Medicine Co. Ltd., Class A	70,000	393,840
	Huafon Chemical Co. Ltd., Class A	485,983	444,192
	Huagong Tech Co. Ltd., Class A	60,800	140,171
	Huaibei Mining Holdings Co. Ltd., Class A	247,300	440,972

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Hualan Biological Engineering, Inc., Class A	139,800	$340,156
# *	Huaneng Power International, Inc., Class H	2,302,000	823,709
Ω	Huatai Securities Co. Ltd., Class H	1,361,000	1,332,769
	Huaxi Securities Co. Ltd., Class A	334,000	336,829
	Huaxia Bank Co. Ltd., Class A	644,456	423,379
	Huaxin Cement Co. Ltd., Class A	206,300	379,422
	Huayu Automotive Systems Co. Ltd., Class A	153,600	353,072
	Hubei Biocause Pharmaceutical Co. Ltd., Class A	297,745	117,554
	Hubei Dinglong Co. Ltd., Class A	44,900	129,442
	Hubei Energy Group Co. Ltd., Class A	199,271	114,457
	Hubei Feilihua Quartz Glass Co. Ltd., Class A	12,600	116,309
	Hubei Jumpcan Pharmaceutical Co. Ltd., Class A	101,848	455,208
	Hubei Xingfa Chemicals Group Co. Ltd., Class A	112,400	436,390
	Huizhou Desay Sv Automotive Co. Ltd., Class A	16,600	235,764
	Humanwell Healthcare Group Co. Ltd., Class A	141,200	388,767
	Hunan Gold Corp. Ltd., Class A	99,000	179,641
	Hunan Valin Steel Co. Ltd., Class A	933,000	511,725
	Hundsun Technologies, Inc., Class A	41,729	238,975
	Iflytek Co. Ltd., Class A	70,100	337,369
	IKD Co. Ltd., Class A	20,000	51,971
	Imeik Technology Development Co. Ltd., Class A	3,800	219,496
	Industrial & Commercial Bank of China Ltd., Class H	30,774,185	13,361,085
	Industrial Bank Co. Ltd., Class A	643,039	1,326,449
*	Industrial Securities Co. Ltd., Class A	652,548	488,948
	Infore Environment Technology Group Co. Ltd., Class A	82,224	52,579
	Ingenic Semiconductor Co. Ltd., Class A	18,000	167,577
	Inner Mongolia BaoTou Steel Union Co. Ltd., Class A	1,386,020	334,628
	Inner Mongolia Dian Tou Energy Corp. Ltd., Class A	299,500	507,390
	Inner Mongolia ERDOS Resources Co. Ltd., Class A	145,040	277,232
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., Class A	810,103	431,879
	Inner Mongolia Yili Industrial Group Co. Ltd., Class A	318,000	1,101,863
	Inner Mongolia Yuan Xing Energy Co. Ltd., Class A	495,200	438,076
	Inspur Electronic Information Industry Co. Ltd., Class A	77,684	245,204
	Intco Medical Technology Co. Ltd., Class A	89,442	261,051
	JA Solar Technology Co. Ltd., Class A	71,103	610,558
	Jafron Biomedical Co. Ltd., Class A	28,865	125,436
	Jason Furniture Hangzhou Co. Ltd., Class A	67,080	278,221
	JCET Group Co. Ltd., Class A	185,200	611,869
* Ω	JD Health International, Inc.	353,350	1,938,507
	JD.com, Inc., ADR	124,763	4,652,412
	JD.com, Inc., Class A	501,921	9,140,238
	Jiangsu Azure Corp., Class A	75,000	154,084
	Jiangsu Changshu Rural Commercial Bank Co. Ltd., Class A	310,469	298,214
	Jiangsu Eastern Shenghong Co. Ltd., Class A	138,440	233,481
	Jiangsu Expressway Co. Ltd., Class H	1,020,000	719,448
	Jiangsu GoodWe Power Supply Technology Co. Ltd., Class A	3,252	149,614
	Jiangsu Guotai International Group Co. Ltd., Class A	123,263	136,677
*	Jiangsu Guoxin Corp., Ltd., Class A	88,700	70,009
	Jiangsu Hengli Hydraulic Co. Ltd., Class A	70,098	529,996
	Jiangsu Hengrui Medicine Co. Ltd., Class A	159,955	882,892
	Jiangsu Jiejie Microelectronics Co. Ltd., Class A	51,900	132,042
	Jiangsu King’s Luck Brewery JSC Ltd., Class A	85,912	440,503
*	Jiangsu Lihua Animal Husbandry Stock Co. Ltd., Class A	24,653	123,286
	Jiangsu Linyang Energy Co. Ltd., Class A	178,367	180,718
	Jiangsu Nata Opto-electronic Material Co. Ltd., Class A	26,990	121,047
	Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	21,800	60,413
	Jiangsu Provincial Agricultural Reclamation & Development Corp.	157,000	271,457
	Jiangsu Shuangxing Color Plastic New Materials Co. Ltd., Class A	157,300	253,966

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Jiangsu ToLand Alloy Co. Ltd., Class A	13,900	$103,238
	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A	56,690	1,016,600
	Jiangsu Yangnong Chemical Co. Ltd., Class A	29,505	373,644
	Jiangsu Yoke Technology Co. Ltd., Class A	12,862	103,578
	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	84,400	376,284
	Jiangsu Zhongtian Technology Co. Ltd., Class A	93,400	281,587
	Jiangxi Copper Co. Ltd., Class H	1,471,000	1,607,452
	Jilin Aodong Pharmaceutical Group Co. Ltd., Class A	67,500	127,950
*	Jilin Electric Power Co. Ltd., Class A	127,000	103,112
	Jingjin Equipment, Inc., Class A	50,780	215,792
	JiuGui Liquor Co. Ltd., Class A	11,500	161,041
	Jizhong Energy Resources Co. Ltd., Class A	453,000	376,819
	JL Mag Rare-Earth Co. Ltd., Class A	46,600	197,767
	Joincare Pharmaceutical Group Industry Co. Ltd., Class A	194,455	311,505
	Joinn Laboratories China Co. Ltd., Class A	11,396	89,412
	Jointown Pharmaceutical Group Co. Ltd., Class A	227,867	392,848
	Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd., Class A	45,900	170,863
	Juewei Food Co. Ltd., Class A	37,944	246,173
*	Juneyao Airlines Co. Ltd., Class A	70,540	132,383
*	Kaishan Group Co. Ltd., Class A	65,100	149,289
	KBC Corp. Ltd., Class A	6,057	204,984
	Keboda Technology Co. Ltd., Class A	8,000	65,642
	Kehua Data Co. Ltd., Class A	34,200	200,331
	KingClean Electric Co. Ltd., Class A	17,100	76,877
	Kingfa Sci & Tech Co. Ltd., Class A	425,087	564,954
	Kingsoft Corp. Ltd.	541,000	1,638,225
	Konfoong Materials International Co. Ltd., Class A	9,500	114,715
*	Kuang-Chi Technologies Co. Ltd., Class A	102,600	243,599
	Kunlun Energy Co. Ltd.	6,412,000	3,832,256
	Kunlun Tech Co. Ltd., Class A	52,600	94,005
	Kweichow Moutai Co. Ltd., Class A	55,993	10,378,523
	KWG Living Group Holdings Ltd.	258,250	24,321
	Lao Feng Xiang Co. Ltd., Class A	26,700	140,630
	Laobaixing Pharmacy Chain JSC, Class A	62,190	299,779
	LB Group Co. Ltd., Class A	223,200	471,122
	Lenovo Group Ltd.	13,043,278	10,424,287
	Lens Technology Co. Ltd., Class A	316,800	433,518
	Lepu Medical Technology Beijing Co. Ltd., Class A	120,977	419,434
	Levima Advanced Materials Corp., Class A	27,200	122,033
	Leyard Optoelectronic Co. Ltd., Class A	105,400	81,501
# *	Li Auto, Inc., ADR	128,166	1,745,621
*	Li Auto, Inc., Class A	135,900	927,104
	Li Ning Co. Ltd.	1,311,000	6,781,697
	Lianhe Chemical Technology Co. Ltd., Class A	56,700	145,762
	Lier Chemical Co. Ltd., Class A	74,940	187,170
*	Lingyi iTech Guangdong Co., Class A	556,018	360,629
	Lizhong Sitong Light Alloys Group Co. Ltd., Class A	40,800	155,952
Ω	Longfor Group Holdings Ltd.	2,585,500	3,294,403
	LONGi Green Energy Technology Co. Ltd., Class A	335,888	2,218,261
	Longshine Technology Group Co. Ltd., Class A	89,002	314,853
	Luenmei Quantum Co. Ltd., Class A	120,500	102,960
	Luoyang Xinqianglian Slewing Bearing Co. Ltd., Class A	8,160	78,341
	Luxi Chemical Group Co. Ltd., Class A	305,700	476,936
	Luxshare Precision Industry Co. Ltd., Class A	308,224	1,199,233
	Luzhou Laojiao Co. Ltd., Class A	73,529	1,577,260
	Mango Excellent Media Co. Ltd., Class A	179,192	540,226
	Maxscend Microelectronics Co., Ltd., Class A	22,900	289,830
*	Meinian Onehealth Healthcare Holdings Co. Ltd., Class A	287,557	168,336
* Ω	Meituan, Class B	1,133,000	18,139,936

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Metallurgical Corp. of China Ltd., Class H	4,641,000	$738,998
*	Mianyang Fulin Precision Co. Ltd., Class A	62,463	120,660
	Midea Group Co. Ltd., Class A	479,784	2,643,065
	Milkyway Chemical Supply Chain Service Co. Ltd., Class A	13,700	215,852
	Ming Yang Smart Energy Group Ltd., Class A	120,504	412,456
	Montage Technology Co. Ltd., Class A	27,314	211,711
	Muyuan Foods Co. Ltd., Class A	134,987	869,608
	Nanjing Hanrui Cobalt Co. Ltd., Class A	22,847	125,588
	Nanjing Iron & Steel Co. Ltd., Class A	670,400	280,576
	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd., Class A	75,346	168,251
	Nanjing Securities Co. Ltd., Class A	248,900	270,671
	Nanjing Yunhai Special Metals Co. Ltd., Class A	60,200	156,175
	Nantong Jianghai Capacitor Co. Ltd., Class A	48,864	169,632
	NARI Technology Co. Ltd., Class A	249,552	838,138
*	National Silicon Industry Group Co. Ltd., Class A	105,089	292,773
	NAURA Technology Group Co. Ltd., Class A	10,700	388,483
	NavInfo Co. Ltd., Class A	105,850	172,203
#	NetEase, Inc., ADR	193,704	10,773,816
	NetEase, Inc.	159,100	1,765,254
	New China Life Insurance Co. Ltd., Class H	1,091,400	1,733,226
*	New Hope Liuhe Co. Ltd., Class A	159,700	283,095
	Ninestar Corp., Class A	44,351	348,171
	Ningbo Haitian Precision Machinery Co. Ltd., Class A	22,600	87,515
*	Ningbo Joyson Electronic Corp., Class A	126,400	266,021
	Ningbo Orient Wires & Cables Co. Ltd., Class A	31,142	328,728
	Ningbo Ronbay New Energy Technology Co. Ltd., Class A	19,771	214,186
	Ningbo Sanxing Medical Electric Co. Ltd., Class A	108,100	204,059
	Ningbo Tuopu Group Co. Ltd., Class A	43,648	387,843
	Ningbo Xusheng Auto Technology Co. Ltd., Class A	26,000	122,521
	Ningbo Zhoushan Port Co. Ltd., Class A	449,700	214,002
	Ningxia Baofeng Energy Group Co. Ltd., Class A	320,300	503,777
*	NIO, Inc., ADR	368,459	3,562,999
	North Industries Group Red Arrow Co. Ltd., Class A	63,400	178,977
*	Offcn Education Technology Co. Ltd., Class A	80,212	47,964
	Offshore Oil Engineering Co. Ltd., Class A	310,100	199,659
*	OFILM Group Co. Ltd., Class A	214,300	137,651
	Oppein Home Group, Inc., Class A	24,595	274,723
#	Orient Overseas International Ltd.	27,500	401,861
# Ω	Orient Securities Co. Ltd., Class H	1,012,800	377,955
	Ovctek China, Inc., Class A	22,152	90,192
*	Pangang Group Vanadium Titanium & Resources Co. Ltd., Class A	470,200	291,774
*	Pengdu Agriculture & Animal Husbandry Co. Ltd., Class A	600,300	214,285
	People’s Insurance Co. Group of China Ltd. , Class H	7,590,000	2,097,570
	Perfect World Co. Ltd., Class A	141,585	220,866
	PetroChina Co. Ltd., Class H	15,206,000	5,816,705
	PharmaBlock Sciences Nanjing, Inc., Class A	3,300	39,837
Ω	Pharmaron Beijing Co. Ltd., Class H	159,050	536,287
	PICC Property & Casualty Co. Ltd., Class H	7,201,198	6,641,745
*	Pinduoduo, Inc., ADR	122,979	6,742,939
	Ping An Bank Co. Ltd., Class A	722,500	1,025,620
	Ping An Insurance Group Co. of China Ltd., Class H	3,693,500	14,786,523
	Pingdingshan Tianan Coal Mining Co. Ltd., Class A	360,800	546,397
	Poly Developments & Holdings Group Co. Ltd., Class A	448,683	852,534
# Ω	Postal Savings Bank of China Co. Ltd., Class H	4,462,000	2,069,298
	Power Construction Corp. of China Ltd., Class A	583,011	563,372
	Proya Cosmetics Co. Ltd., Class A	21,980	503,610
	Qingdao Haier Biomedical Co. Ltd., Class A	5,788	61,199
# Ω	Qingdao Port International Co. Ltd., Class H	69,000	28,932
	Qingdao Rural Commercial Bank Corp., Class A	691,706	262,648

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Qingdao Sentury Tire Co. Ltd., Class A	43,800	$155,891
	Qingdao TGOOD Electric Co. Ltd., Class A	78,000	160,437
	Quectel Wireless Solutions Co. Ltd., Class A	13,090	184,891
	Raytron Technology Co. Ltd., Class A	17,317	113,068
	Red Avenue New Materials Group Co. Ltd., Class A	23,300	114,895
*	Risen Energy Co. Ltd., Class A	59,604	201,898
	Riyue Heavy Industry Co. Ltd., Class A	76,100	230,886
	Rockchip Electronics Co. Ltd., Class A	18,100	162,360
	Rongsheng Petrochemical Co. Ltd., Class A	567,694	834,092
*	Roshow Technology Co., Ltd., Class A	125,900	178,161
	SAIC Motor Corp. Ltd., Class A	236,045	445,589
	Sailun Group Co. Ltd., Class A	221,600	263,965
	Sanan Optoelectronics Co. Ltd., Class A	114,600	271,554
	Sangfor Technologies, Inc., Class A	11,300	195,037
	Sanquan Food Co. Ltd., Class A	82,800	159,656
	Sansure Biotech, Inc., Class A	55,890	195,389
	Sany Heavy Industry Co. Ltd., Class A	323,734	600,734
	Satellite Chemical Co. Ltd., Class A	345,661	588,218
	SDIC Power Holdings Co. Ltd., Class A	251,000	347,223
	Sealand Securities Co. Ltd., Class A	328,190	146,349
*	Seazen Holdings Co. Ltd., Class A	173,200	313,518
	SF Holding Co. Ltd., Class A	151,261	1,001,932
	SG Micro Corp., Class A	12,050	247,666
	Shaanxi Coal Industry Co. Ltd., Class A	694,700	1,888,146
	Shan Xi Hua Yang Group New Energy Co. Ltd., Class A	260,300	602,783
	Shandong Buchang Pharmaceuticals Co. Ltd., Class A	57,400	151,125
	Shandong Denghai Seeds Co. Ltd., Class A	35,800	102,030
	Shandong Dongyue Organosilicon Material Co. Ltd., Class A	106,300	181,200
# Ω	Shandong Gold Mining Co. Ltd., Class H	547,250	869,811
	Shandong Himile Mechanical Science & Technology Co. Ltd., Class A	50,100	173,987
	Shandong Hi-speed Co. Ltd., Class A	111,700	84,100
	Shandong Hualu Hengsheng Chemical Co. Ltd., Class A	189,250	679,886
	Shandong Linglong Tyre Co. Ltd., Class A	130,200	292,801
	Shandong Nanshan Aluminum Co. Ltd., Class A	910,010	384,999
	Shandong Pharmaceutical Glass Co. Ltd., Class A	39,500	149,439
	Shandong Sun Paper Industry JSC Ltd., Class A	230,150	331,441
	Shandong Weigao Group Medical Polymer Co. Ltd., Class H	3,303,200	4,551,100
	Shanghai Bairun Investment Holding Group Co. Ltd., Class A	34,836	145,785
	Shanghai Baosight Software Co. Ltd., Class A	62,166	361,973
	Shanghai Construction Group Co. Ltd., Class A	770,676	271,544
*	Shanghai Electric Group Co. Ltd., Class H	2,990,000	582,273
*	Shanghai Electric Power Co. Ltd., Class A	119,200	150,101
	Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	350,000	883,836
#	Shanghai Fudan Microelectronics Group Co. Ltd., Class H	135,000	583,917
*	Shanghai International Airport Co. Ltd., Class A	28,100	205,617
	Shanghai International Port Group Co. Ltd., Class A	334,000	236,892
	Shanghai Jinjiang International Hotels Co. Ltd., Class A	44,100	330,223
# * Ω	Shanghai Junshi Biosciences Co. Ltd., Class H	64,000	223,532
	Shanghai Liangxin Electrical Co. Ltd., Class A	50,500	77,962
	Shanghai Lingang Holdings Corp. Ltd., Class A	144,260	226,867
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., Class A	103,420	129,338
	Shanghai M&G Stationery, Inc., Class A	51,069	282,572
	Shanghai Pharmaceuticals Holding Co. Ltd., Class H	1,000,000	1,355,260
	Shanghai Pudong Development Bank Co. Ltd., Class A	882,471	804,337
	Shanghai Putailai New Energy Technology Co. Ltd., Class A	46,522	318,443
	Shanghai RAAS Blood Products Co. Ltd., Class A	400,600	298,441
	Shanghai Tunnel Engineering Co. Ltd., Class A	303,500	216,654
	Shanghai Wanye Enterprises Co. Ltd., Class A	56,200	144,727
	Shanghai Yuyuan Tourist Mart Group Co. Ltd., Class A	252,259	217,006

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
	Shanghai Zhangjiang High-Tech Park Development Co. Ltd., Class A	181,800	$280,460
	Shanxi Coking Coal Energy Group Co. Ltd., Class A	547,530	853,565
	Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	324,730	748,243
	Shanxi Meijin Energy Co. Ltd., Class A	523,517	628,918
	Shanxi Securities Co. Ltd., Class A	216,280	153,091
	Shanxi Taigang Stainless Steel Co. Ltd., Class A	538,600	292,674
	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	55,507	1,770,540
	Shenghe Resources Holding Co. Ltd., Class A	151,600	278,394
	Shengyi Technology Co. Ltd., Class A	162,200	308,750
	Shennan Circuits Co. Ltd., Class A	25,382	261,393
# Ω	Shenwan Hongyuan Group Co. Ltd., Class H	2,064,000	336,586
	Shenzhen Capchem Technology Co. Ltd., Class A	58,240	288,767
	Shenzhen Desay Battery Technology Co., Class A	17,000	116,015
	Shenzhen Dynanonic Co. Ltd., Class A	6,440	228,023
	Shenzhen Energy Group Co. Ltd., Class A	235,019	183,869
	Shenzhen Envicool Technology Co. Ltd., Class A	14,300	66,658
	Shenzhen Fastprint Circuit Tech Co. Ltd., Class A	104,800	169,042
	Shenzhen Gas Corp. Ltd., Class A	150,500	134,811
	Shenzhen H&T Intelligent Control Co. Ltd., Class A	23,400	47,420
	Shenzhen Inovance Technology Co. Ltd., Class A	92,000	842,891
	Shenzhen Kaifa Technology Co. Ltd., Class A	66,000	103,519
	Shenzhen Kangtai Biological Products Co. Ltd., Class A	58,040	247,739
	Shenzhen Kedali Industry Co. Ltd., Class A	14,566	183,476
	Shenzhen Kinwong Electronic Co. Ltd., Class A	62,764	175,116
	Shenzhen Kstar Science & Technology Co. Ltd., Class A	23,000	157,879
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	49,673	2,220,507
*	Shenzhen MTC Co. Ltd., Class A	192,700	91,281
	Shenzhen Overseas Chinese Town Co. Ltd., Class A	626,380	361,745
	Shenzhen Salubris Pharmaceuticals Co. Ltd., Class A	71,100	301,781
	Shenzhen SC New Energy Technology Corp., Class A	12,566	234,487
	Shenzhen SED Industry Co. Ltd., Class A	30,800	89,780
	Shenzhen Senior Technology Material Co. Ltd., Class A	75,301	191,265
	Shenzhen Sunlord Electronics Co. Ltd., Class A	92,900	272,904
	Shenzhen Sunway Communication Co. Ltd., Class A	27,400	63,050
	Shenzhen Topband Co. Ltd., Class A	28,600	44,136
	Shenzhen Transsion Holdings Co. Ltd., Class A	64,148	548,299
	Shenzhen Yinghe Technology Co. Ltd., Class A	29,900	81,667
	Shenzhen YUTO Packaging Technology Co. Ltd., Class A	93,271	416,354
	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., Class A	360,714	190,519
	Shenzhou International Group Holdings Ltd.	917,400	6,369,505
	Shijiazhuang Yiling Pharmaceutical Co. Ltd., Class A	122,156	509,055
	Shinghwa Advanced Material Group Co. Ltd., Class A	16,300	217,013
	Sichuan Chuantou Energy Co. Ltd., Class A	149,500	226,456
*	Sichuan Development Lomon Co. Ltd., Class A	167,000	254,810
	Sichuan Hebang Biotechnology Co. Ltd., Class A	841,100	332,875
	Sichuan Kelun Pharmaceutical Co. Ltd., Class A	129,301	439,556
*	Sichuan New Energy Power Co., Ltd.	86,800	224,258
	Sichuan Road & Bridge Group Co. Ltd., Class A	573,200	885,539
	Sichuan Shuangma Cement Co. Ltd., Class A	36,500	100,978
	Sichuan Swellfun Co. Ltd., Class A	23,700	184,305
	Sichuan Teway Food Group Co. Ltd., Class A	6,000	23,105
	Sichuan Yahua Industrial Group Co. Ltd., Class A	80,400	295,192
	Sieyuan Electric Co. Ltd., Class A	63,100	289,754
	Sino Biopharmaceutical Ltd.	12,922,500	6,270,456
	Sinofibers Technology Co. Ltd., Class A	17,400	131,862
	Sinolink Securities Co. Ltd., Class A	232,100	251,495
	Sinoma International Engineering Co., Class A	308,200	361,666
	Sinoma Science & Technology Co. Ltd., Class A	190,294	467,443
	Sinopharm Group Co. Ltd., Class H	2,426,400	4,603,152

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Skshu Paint Co. Ltd., Class A	7,648	$91,316
	Skyworth Digital Co. Ltd., Class A	76,793	156,904
Ω	Smoore International Holdings Ltd.	2,325,000	2,474,953
	Songcheng Performance Development Co. Ltd., Class A	170,500	269,318
	SooChow Securities Co. Ltd., Class A	334,850	300,999
	Southwest Securities Co. Ltd., Class A	779,936	396,137
*	Spring Airlines Co. Ltd., Class A	48,500	323,375
	State Grid Information & Communication Co. Ltd., Class A	75,800	155,718
*	STO Express Co. Ltd., Class A	94,000	144,537
	Sungrow Power Supply Co. Ltd., Class A	31,600	567,742
	Sunny Optical Technology Group Co. Ltd.	719,500	6,235,183
	Sunresin New Materials Co. Ltd., Class A	16,350	171,392
	Sunwoda Electronic Co. Ltd., Class A	74,600	237,881
	Suofeiya Home Collection Co. Ltd., Class A	27,570	52,842
	Suplet Power Co. Ltd., Class A	26,600	191,853
	Suzhou Dongshan Precision Manufacturing Co. Ltd., Class A	209,200	724,360
	Suzhou Maxwell Technologies Co. Ltd., Class A	3,476	228,716
	Suzhou TA&A Ultra Clean Technology Co. Ltd., Class A	31,900	270,963
	Tangshan Jidong Cement Co. Ltd., Class A	155,000	161,448
	TangShan Port Group Co. Ltd., Class A	454,800	156,594
	TBEA Co. Ltd., Class A	217,400	609,232
	TCL Technology Group Corp., Class A	1,321,080	709,569
	TCL Zhonghuan Renewable Energy Technology Co. Ltd., Class A	112,100	607,757
	Tencent Holdings Ltd.	3,556,400	93,450,715
*	Tencent Music Entertainment Group, ADR	730,433	2,636,863
	Thunder Software Technology Co. Ltd., Class A	13,300	180,156
	Tian Di Science & Technology Co. Ltd., Class A	399,320	268,455
	Tianjin 712 Communication & Broadcasting Co. Ltd., Class A	28,400	153,173
	Tianjin Chase Sun Pharmaceutical Co. Ltd., Class A	193,100	186,951
	Tianjin Pharmaceutical Da Re Tang Group Corp. Ltd., Class A	30,300	115,017
	Tianma Microelectronics Co. Ltd., Class A	161,455	195,866
	Tianshan Aluminum Group Co. Ltd., Class A	216,300	185,276
	Tianshui Huatian Technology Co. Ltd., Class A	305,000	368,401
*	Tibet Summit Resources Co. Ltd., Class A	86,100	247,047
	Tingyi Cayman Islands Holding Corp.	2,592,000	4,051,549
	Titan Wind Energy Suzhou Co. Ltd., Class A	124,100	200,050
	Tofflon Science & Technology Group Co. Ltd., Class A	65,800	255,270
	Toly Bread Co. Ltd., Class A	151,865	234,737
*	TongFu Microelectronics Co. Ltd., Class A	167,000	431,042
	Tongkun Group Co. Ltd., Class A	157,809	262,574
	Tongling Nonferrous Metals Group Co. Ltd., Class A	1,091,500	377,872
	Tongwei Co. Ltd., Class A	209,300	1,251,476
*	Topchoice Medical Corp., Class A	13,300	224,038
Ω	Topsports International Holdings Ltd.	979,000	493,648
	Transfar Zhilian Co. Ltd., Class A	287,626	195,005
	TravelSky Technology Ltd., Class H	183,000	266,106
	Trina Solar Co. Ltd., Class A	26,178	238,908
# *	Trip.com Group Ltd., ADR	412,258	9,329,399
*	Trip.com Group Ltd.	99,700	2,239,492
	Tsingtao Brewery Co. Ltd., Class H	418,000	2,926,456
	Unigroup Guoxin Microelectronics Co. Ltd., Class A	37,799	851,736
	Unisplendour Corp. Ltd., Class A	164,160	386,236
	Universal Scientific Industrial Shanghai Co. Ltd., Class A	110,389	263,838
	Valiant Co. Ltd., Class A	56,000	106,564
*	Vipshop Holdings Ltd., ADR	720,998	5,025,356
	Walvax Biotechnology Co. Ltd., Class A	55,500	293,166
	Wanhua Chemical Group Co. Ltd., Class A	203,200	2,242,604
	Want Want China Holdings Ltd.	6,370,000	4,184,356
	Wanxiang Qianchao Co. Ltd., Class A	189,000	128,629

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Weibo Corp., Sponsored ADR	51,476	$582,708
	Weichai Power Co. Ltd., Class H	2,877,800	2,756,476
	Weifu High-Technology Group Co. Ltd., Class A	52,714	124,340
	Weihai Guangwei Composites Co. Ltd., Class A	20,829	221,594
*	Wens Foodstuffs Group Co. Ltd., Class A	164,980	405,489
	Western Securities Co. Ltd., Class A	568,600	465,836
	Western Superconducting Technologies Co. Ltd., Class A	14,442	230,796
	Westone Information Industry, Inc., Class A	33,300	166,071
	Wharf Holdings Ltd.	995,000	2,849,177
	Will Semiconductor Co. Ltd., Class A	54,421	548,489
	Wingtech Technology Co. Ltd., Class A	47,900	314,184
	Winning Health Technology Group Co. Ltd., Class A	183,700	244,265
	Wolong Electric Group Co. Ltd., Class A	143,200	244,251
	Wuchan Zhongda Group Co. Ltd., Class A	615,250	351,960
	Wuhan DR Laser Technology Corp. Ltd., Class A	3,460	77,021
	Wuhan Guide Infrared Co. Ltd., Class A	106,841	170,448
*	Wuhan Raycus Fiber Laser Technologies Co. Ltd., Class A	9,400	36,818
	Wuhu Token Science Co. Ltd., Class A	200,630	172,043
	Wuliangye Yibin Co. Ltd., Class A	174,006	3,189,306
	WUS Printed Circuit Kunshan Co. Ltd., Class A	159,200	237,312
Ω	WuXi AppTec Co. Ltd., Class H	159,060	1,276,652
* Ω	Wuxi Biologics Cayman, Inc.	1,131,500	5,091,345
	Wuxi Lead Intelligent Equipment Co. Ltd., Class A	17,680	121,556
	Wuxi NCE Power Co. Ltd., Class A	14,040	156,356
	Wuxi Shangji Automation Co. Ltd., Class A	27,080	455,187
	XCMG Construction Machinery Co. Ltd., Class A	472,203	299,843
	Xiamen C & D, Inc., Class A	153,900	253,189
	Xiamen Faratronic Co. Ltd., Class A	12,100	292,930
	Xiamen Intretech, Inc., Class A	78,460	185,514
	Xiamen ITG Group Corp. Ltd., Class A	163,430	139,497
	Xiamen Tungsten Co. Ltd., Class A	107,480	295,798
	Xiamen Xiangyu Co. Ltd., Class A	179,500	243,266
	Xi’an Triangle Defense Co. Ltd., Class A	32,400	207,574
	Xianhe Co. Ltd., Class A	39,900	133,084
# * Ω	Xiaomi Corp., Class B	12,403,400	13,929,917
	Xinfengming Group Co. Ltd., Class A	153,500	170,939
	Xinjiang Goldwind Science & Technology Co. Ltd., Class H	891,559	772,542
	Xinjiang Tianshan Cement Co. Ltd., Class A	90,800	96,085
	Xinjiang Zhongtai Chemical Co. Ltd., Class A	416,100	335,543
	Xinxiang Richful Lube Additive Co. Ltd., Class A	5,500	109,325
	Xinxing Ductile Iron Pipes Co. Ltd., Class A	244,900	116,541
	Xinyangfeng Agricultural Technology Co. Ltd., Class A	105,900	160,335
	Xinyi Solar Holdings Ltd.	6,243,103	6,198,140
	Xuji Electric Co. Ltd., Class A	77,400	188,854
Ω	Yadea Group Holdings Ltd.	526,000	803,139
	Yangling Metron New Material, Inc., Class A	27,640	188,045
	Yangzhou Yangjie Electronic Technology Co. Ltd., Class A	52,200	367,264
	Yankuang Energy Group Co. Ltd., Class H	1,594,000	4,481,556
	Yantai Changyu Pioneer Wine Co. Ltd., Class A	8,400	31,186
	Yantai Jereh Oilfield Services Group Co. Ltd., Class A	56,455	232,817
	Yealink Network Technology Corp. Ltd., Class A	41,840	395,987
	Yifeng Pharmacy Chain Co. Ltd., Class A	58,834	452,811
	Yintai Gold Co. Ltd., Class A	195,817	385,600
	Yixintang Pharmaceutical Group Co. Ltd., Class A	18,200	69,267
	YongXing Special Materials Technology Co. Ltd., Class A	17,100	273,186
	Yonyou Network Technology Co. Ltd., Class A	83,500	280,534
	Youngor Group Co. Ltd., Class A	340,604	279,241
*	Youngy Co., Ltd., Class A	10,200	154,531
	YTO Express Group Co. Ltd., Class A	174,400	451,272

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CHINA — (Continued)
*	Yuan Longping High-tech Agriculture Co. Ltd., Class A	80,100	$159,205
#	Yum China Holdings, Inc.	363,986	15,050,821
	Yunda Holding Co. Ltd., Class A	227,590	412,106
	Yunnan Aluminium Co. Ltd., Class A	373,200	469,469
	Yunnan Baiyao Group Co. Ltd., Class A	54,740	409,488
	Yunnan Copper Co. Ltd., Class A	383,300	578,878
	Yunnan Energy New Material Co. Ltd., Class A	30,462	617,783
	Yunnan Tin Co. Ltd., Class A	179,800	280,999
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd., Class A	25,050	783,005
	Zhefu Holding Group Co. Ltd., Class A	607,423	326,336
*	Zhejiang Century Huatong Group Co. Ltd., Class A	458,400	232,615
	Zhejiang China Commodities City Group Co. Ltd., Class A	697,879	400,994
	Zhejiang Chint Electrics Co. Ltd., Class A	125,484	437,788
	Zhejiang Crystal-Optech Co. Ltd., Class A	92,800	153,567
	Zhejiang Dahua Technology Co. Ltd., Class A	297,413	472,108
	Zhejiang Dingli Machinery Co. Ltd., Class A	46,470	286,643
	Zhejiang Hailiang Co. Ltd., Class A	143,800	228,464
	Zhejiang HangKe Technology, Inc. Co., Class A	17,887	122,823
	Zhejiang Huahai Pharmaceutical Co. Ltd., Class A	99,240	272,016
	Zhejiang Huayou Cobalt Co. Ltd., Class A	42,881	320,683
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., Class A	54,000	528,542
	Zhejiang JIULI Hi-tech Metals Co. Ltd., Class A	80,500	187,170
	Zhejiang Juhua Co. Ltd., Class A	126,000	271,389
	Zhejiang Longsheng Group Co. Ltd., Class A	316,700	392,357
*	Zhejiang Narada Power Source Co. Ltd., Class A	56,700	142,621
	Zhejiang NHU Co. Ltd., Class A	264,988	650,383
	Zhejiang Supor Co. Ltd., Class A	47,603	261,330
	Zhejiang Weiming Environment Protection Co. Ltd., Class A	94,503	244,722
	Zhejiang Weixing New Building Materials Co. Ltd., Class A	125,034	298,516
	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., Class A	35,300	227,455
	Zhejiang Xinan Chemical Industrial Group Co. Ltd., Class A	177,154	363,145
	Zhejiang Yongtai Technology Co. Ltd., Class A	60,300	181,018
	Zheshang Securities Co. Ltd., Class A	270,063	377,151
	Zhongji Innolight Co. Ltd., Class A	55,527	222,981
	Zhongjin Gold Corp. Ltd., Class A	428,700	437,988
	Zhongsheng Group Holdings Ltd.	1,088,500	4,131,192
	Zhuzhou CRRC Times Electric Co. Ltd.	588,600	2,553,642
	Zhuzhou Hongda Electronics Corp. Ltd., Class A	42,700	259,579
	Zhuzhou Kibing Group Co. Ltd., Class A	352,001	379,238
*	Zibo Qixiang Tengda Chemical Co. Ltd., Class A	386,760	361,547
#	Zijin Mining Group Co. Ltd., Class H	6,627,000	6,321,085
	Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H	1,859,600	599,297
	ZTE Corp., Class H	1,138,285	2,030,522
#	ZTO Express Cayman, Inc., ADR	290,097	4,899,738
#	ZTO Express Cayman, Inc.	1,050	17,865

TOTAL CHINA			951,805,648

COLOMBIA — (0.1%)
*	BAC Holding International Corp.	7,858,220	312,658
	Banco de Bogota SA	32,600	171,622
	Bancolombia SA, Sponsored ADR	39,205	994,631
	Bancolombia SA	108,694	781,298
	Ecopetrol SA	2,140,333	1,061,770
	Grupo Argos SA	357,079	741,090
	Grupo Aval Acciones y Valores SA, ADR	5,840	12,965
	Grupo Energia Bogota SA ESP	501,293	167,174
	Interconexion Electrica SA ESP	201,685	786,934

TOTAL COLOMBIA			5,030,142

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
CZECH REPUBLIC — (0.2%)
	CEZ AS	119,036	$3,890,179
	Komercni Banka AS	72,622	2,079,914
Ω	Moneta Money Bank AS	421,608	1,229,775

TOTAL CZECH REPUBLIC			7,199,868

EGYPT — (0.0%)
	Commercial International Bank Egypt SAE,GDR	1,513,486	1,920,708

GREECE — (0.3%)
*	Alpha Services & Holdings SA	1,298,257	1,202,309
*	Eurobank Ergasias Services & Holdings SA, Class A	1,373,666	1,356,086
* ††	FF Group	12,618	11,223
	Galaxy Cosmos Mezz PLC	48,084	7,765
	Hellenic Energy Holdings SA	63,899	436,843
	Hellenic Telecommunications Organization SA	145,052	2,277,975
	JUMBO SA	91,113	1,294,131
*	LAMDA Development SA	7,667	46,452
	Motor Oil Hellas Corinth Refineries SA	85,551	1,470,366
	Mytilineos SA	72,048	1,208,116
*	National Bank of Greece SA	290,272	1,051,735
	OPAP SA	110,434	1,353,164
*	Piraeus Financial Holdings SA	215,062	265,129
*	Public Power Corp. SA	53,369	336,874
	Sunrisemezz PLC	30,723	2,487
	Terna Energy SA	49,394	917,948

TOTAL GREECE			13,238,603

HONG KONG — (0.0%)
* ††	China Common Rich Renewable Energy Investments Ltd.	5,416,000	0

HUNGARY — (0.2%)
	MOL Hungarian Oil & Gas PLC	840,922	5,048,973
#	OTP Bank Nyrt	103,748	2,263,349
	Richter Gedeon Nyrt	82,986	1,641,524

TOTAL HUNGARY			8,953,846

INDIA — (18.0%)
	Aarti Industries Ltd.	231,928	1,955,086
	Aarti Pharmalabs Ltd.	57,982	265,613
	ABB India Ltd.	45,775	1,691,933
	ACC Ltd.	106,088	3,066,940
	Adani Enterprises Ltd.	134,677	5,454,980
*	Adani Green Energy Ltd.	89,876	2,289,621
	Adani Ports & Special Economic Zone Ltd.	464,142	4,631,940
*	Adani Power Ltd.	748,312	3,041,139
	Adani Total Gas Ltd.	102,479	4,509,790
*	Adani Transmission Ltd.	219,644	8,903,207
*	Aditya Birla Capital Ltd.	391,081	551,389
	Alkem Laboratories Ltd.	32,515	1,239,882
	Ambuja Cements Ltd.	553,447	3,570,030
	APL Apollo Tubes Ltd.	7,651	99,833
	Apollo Hospitals Enterprise Ltd.	77,348	4,216,487
	Ashok Leyland Ltd.	1,199,908	2,221,974
	Asian Paints Ltd.	220,693	8,316,379
	Astral Ltd.	84,526	2,081,831
	Atul Ltd.	2,391	244,317
Ω	AU Small Finance Bank Ltd.	174,230	1,242,086
	Aurobindo Pharma Ltd.	407,142	2,641,766

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
* Ω	Avenue Supermarts Ltd.	53,575	$2,800,161
	Axis Bank Ltd.	1,721,283	18,876,411
	Bajaj Auto Ltd.	60,754	2,700,693
	Bajaj Finance Ltd.	131,798	11,395,650
	Bajaj Finserv Ltd.	159,010	3,244,751
	Bajaj Holdings & Investment Ltd.	45,088	3,623,841
	Balkrishna Industries Ltd.	115,271	2,739,535
* Ω	Bandhan Bank Ltd.	603,569	1,749,182
	Bank of Baroda	1,064,648	1,902,732
	Berger Paints India Ltd.	186,084	1,320,621
	Bharat Electronics Ltd.	4,884,543	6,318,346
	Bharat Forge Ltd.	271,888	2,730,626
	Bharat Petroleum Corp. Ltd.	427,867	1,570,814
	Bharti Airtel Ltd.	1,493,167	15,016,466
	Biocon Ltd.	396,886	1,298,940
	Bosch Ltd.	4,913	978,153
	Britannia Industries Ltd.	54,714	2,489,318
	Canara Bank	364,746	1,283,075
*	CG Power & Industrial Solutions Ltd.	114,992	361,812
	Cholamandalam Investment & Finance Co. Ltd.	539,910	4,648,411
	Cipla Ltd.	657,406	9,280,072
	Coal India Ltd.	649,232	1,927,681
	Colgate-Palmolive India Ltd.	122,914	2,424,311
	Container Corp. of India Ltd.	294,357	2,834,831
	Coromandel International Ltd.	56,910	661,343
	CRISIL Ltd.	667	24,168
	Crompton Greaves Consumer Electricals Ltd.	170,496	746,226
	Cummins India Ltd.	55,131	896,769
	Dabur India Ltd.	338,762	2,278,236
	Dalmia Bharat Ltd.	44,184	852,713
	Deepak Nitrite Ltd.	86,786	2,428,457
	Divi’s Laboratories Ltd.	72,911	3,178,899
	Dixon Technologies India Ltd.	2,979	162,749
	DLF Ltd.	530,091	2,467,536
#	Dr Reddy’s Laboratories Ltd., ADR	102,286	5,555,153
	Dr Reddy’s Laboratories Ltd.	31,975	1,718,684
	Eicher Motors Ltd.	93,424	4,358,089
	Federal Bank Ltd.	142,671	226,811
	GAIL India Ltd.	2,303,665	2,531,004
	GAIL India Ltd., GDR	153,552	1,027,556
	GlaxoSmithKline Pharmaceuticals Ltd.	32,553	543,155
*	Godrej Consumer Products Ltd.	251,241	2,526,855
*	Godrej Properties Ltd.	82,253	1,259,074
	Grasim Industries Ltd.	247,208	5,162,859
	Gujarat Fluorochemicals Ltd.	6,906	315,839
	Gujarat Gas Ltd.	139,066	874,279
	Havells India Ltd.	137,674	2,030,143
	HCL Technologies Ltd.	708,997	8,903,865
Ω	HDFC Asset Management Co. Ltd.	49,414	1,240,369
	HDFC Bank Ltd.	1,512,827	27,440,778
Ω	HDFC Life Insurance Co. Ltd.	341,801	2,233,925
	Hero MotoCorp Ltd.	174,353	5,650,144
	Hindalco Industries Ltd.	2,222,008	10,881,758
	Hindustan Aeronautics Ltd.	73,506	2,245,995
	Hindustan Petroleum Corp. Ltd.	614,890	1,586,642
	Hindustan Unilever Ltd.	440,646	13,635,504
	Honeywell Automation India Ltd.	1,617	768,016
	Housing Development Finance Corp. Ltd.	698,934	20,898,952
#	ICICI Bank Ltd., Sponsored ADR	649,989	14,325,747

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	ICICI Bank Ltd.	1,390,129	$15,285,795
Ω	ICICI Lombard General Insurance Co. Ltd.	132,332	1,874,249
Ω	ICICI Prudential Life Insurance Co. Ltd.	169,973	1,046,001
*	IDFC First Bank Ltd.	3,037,968	2,064,225
	Indian Hotels Co. Ltd.	373,713	1,507,706
	Indian Oil Corp. Ltd.	1,397,934	1,153,779
*	Indian Overseas Bank	1,569,149	352,865
	Indian Railway Catering & Tourism Corp. Ltd.	315,471	2,824,196
Ω	Indian Railway Finance Corp. Ltd.	193,243	52,871
	Indraprastha Gas Ltd.	248,390	1,283,351
	Indus Towers Ltd.	1,064,122	2,389,762
	IndusInd Bank Ltd.	317,938	4,397,592
	Info Edge India Ltd.	41,683	1,972,413
#	Infosys Ltd., Sponsored ADR	500,328	9,371,143
	Infosys Ltd.	1,779,532	33,201,533
* Ω	InterGlobe Aviation Ltd.	51,183	1,104,849
	Ipca Laboratories Ltd.	58,404	637,518
	ITC Ltd.	1,903,270	8,030,571
	Jindal Steel & Power Ltd.	801,679	4,465,891
	JSW Energy Ltd.	309,078	1,258,491
	JSW Steel Ltd.	1,422,439	11,597,295
	Jubilant Foodworks Ltd.	480,298	3,561,998
	Kansai Nerolac Paints Ltd.	114,122	666,096
	Kotak Mahindra Bank Ltd.	406,367	9,354,657
Ω	L&T Technology Services Ltd.	29,195	1,247,680
Ω	Larsen & Toubro Infotech Ltd.	40,803	2,336,124
	Larsen & Toubro Ltd.	390,209	9,592,960
Ω	Laurus Labs Ltd.	355,427	1,955,241
	Linde India Ltd.	2,782	103,092
	Lupin Ltd.	260,207	2,195,302
	Mahindra & Mahindra Ltd.	905,189	14,787,857
	Marico Ltd.	535,354	3,405,764
	Maruti Suzuki India Ltd.	42,433	4,895,914
*	Max Financial Services Ltd.	154,648	1,323,112
*	Max Healthcare Institute Ltd.	223,862	1,233,248
	Mindtree Ltd.	77,849	3,199,425
	Motherson Sumi Wiring India Ltd.	1,325,504	1,354,133
	Mphasis Ltd.	126,795	3,036,671
	MRF Ltd.	2,316	2,534,212
	Muthoot Finance Ltd.	242,710	3,066,984
	Nestle India Ltd.	20,232	4,976,646
	NHPC Ltd.	1,327,907	685,266
	NMDC Ltd.	1,251,805	1,503,514
	Nmdc Steel Ltd.	1,251,805	582,217
	NTPC Ltd.	1,541,570	3,233,532
	Oberoi Realty Ltd.	85,578	960,204
	Oil & Natural Gas Corp. Ltd.	877,424	1,417,903
	Oracle Financial Services Software Ltd.	32,810	1,157,566
	Page Industries Ltd.	8,044	4,842,885
	Persistent Systems Ltd.	41,548	1,854,889
	Petronet LNG Ltd.	1,564,099	3,879,853
	PI Industries Ltd.	68,216	2,674,539
	Pidilite Industries Ltd.	87,949	2,757,340
	Piramal Enterprises Ltd.	117,594	1,209,343
*	Piramal Pharma Ltd.	470,376	945,270
	Polycab India Ltd.	9,594	321,997
	Power Finance Corp. Ltd.	2,196,312	3,053,182
	Power Grid Corp. of India Ltd.	1,541,802	4,242,761
	Procter & Gamble Hygiene & Health Care Ltd.	10,621	1,801,872

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDIA — (Continued)
	Punjab National Bank	1,966,565	$1,019,645
	REC Ltd.	1,685,443	2,093,372
	Relaxo Footwears Ltd.	18,573	217,623
	Reliance Industries Ltd.	1,374,995	42,364,653
	Samvardhana Motherson International Ltd.	1,988,257	1,553,560
	SBI Cards & Payment Services Ltd.	79,899	798,204
Ω	SBI Life Insurance Co. Ltd.	143,303	2,196,016
	Schaeffler India Ltd.	10,805	362,053
	Shree Cement Ltd.	7,834	2,153,796
	Shriram Transport Finance Co. Ltd.	254,074	3,771,894
	Siemens Ltd.	33,599	1,186,441
	Solar Industries India Ltd.	4,601	216,269
	SRF Ltd.	132,025	4,083,465
	State Bank of India	933,814	6,481,513
	State Bank of India, GDR	3,115	214,312
	Steel Authority of India Ltd.	2,218,861	2,109,344
	Sun Pharmaceutical Industries Ltd.	598,582	7,360,059
	Sundaram Finance Holdings Ltd.	40,687	43,943
	Sundaram Finance Ltd.	964	27,076
	Supreme Industries Ltd.	12,166	318,824
	Tata Chemicals Ltd.	33,210	454,689
	Tata Communications Ltd.	108,655	1,649,439
	Tata Consultancy Services Ltd.	572,990	22,023,536
	Tata Consumer Products Ltd.	546,708	5,092,380
	Tata Elxsi Ltd.	32,921	2,793,084
# *	Tata Motors Ltd., Sponsored ADR	47,265	1,182,098
*	Tata Motors Ltd.	2,234,196	11,170,004
	Tata Power Co. Ltd.	771,887	2,111,151
	Tata Steel Ltd.	11,675,250	14,256,387
	Tech Mahindra Ltd.	590,572	7,595,637
	Thermax Ltd.	1,412	37,280
	Titan Co. Ltd.	181,344	6,058,766
	Torrent Pharmaceuticals Ltd.	152,170	3,029,268
	Trent Ltd.	96,354	1,776,320
	Tube Investments of India Ltd.	47,225	1,552,924
	TVS Motor Co. Ltd.	199,478	2,762,580
	UltraTech Cement Ltd.	61,077	4,957,393
	Union Bank of India Ltd.	739,695	481,076
	United Breweries Ltd.	45,973	917,818
*	United Spirits Ltd.	259,011	2,806,346
	UNO Minda Ltd.	73,811	477,875
	UPL Ltd.	1,057,811	9,361,501
	Varun Beverages Ltd.	249,699	3,166,734
	Vedanta Ltd.	1,416,252	4,803,331
*	Vodafone Idea Ltd.	7,119,524	740,987
	Voltas Ltd.	162,390	1,722,180
	Wipro Ltd.	857,062	4,009,544
	Zee Entertainment Enterprises Ltd.	7,924	25,164
	Zydus Lifesciences Ltd.	310,331	1,624,596

TOTAL INDIA			732,426,443

INDONESIA — (2.4%)
	Adaro Energy Indonesia Tbk PT	26,638,800	6,796,053
*	Allo Bank Indonesia Tbk PT	285,800	42,153
	Aneka Tambang Tbk PT	7,413,500	877,522
	Astra International Tbk PT	16,277,210	6,955,749
	Bank Central Asia Tbk PT	30,668,300	17,336,096
*	Bank Jago Tbk PT	1,709,200	559,590
	Bank Mandiri Persero Tbk PT	9,252,634	6,250,645

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
INDONESIA — (Continued)
	Bank Negara Indonesia Persero Tbk PT	5,902,722	$3,558,946
	Bank Pan Indonesia Tbk PT	307,900	47,435
	Bank Rakyat Indonesia Persero Tbk PT	29,651,176	8,845,927
	Bank Syariah Indonesia Tbk PT	4,614,000	414,162
	Barito Pacific Tbk PT	17,543,900	928,188
	Bukit Asam Tbk PT	7,340,300	1,838,312
*	Capital Financial Indonesia Tbk PT	3,491,300	170,018
	Charoen Pokphand Indonesia Tbk PT	5,302,800	1,894,452
	Elang Mahkota Teknologi Tbk PT	8,468,400	839,532
	Gudang Garam Tbk PT	590,900	913,178
	Indah Kiat Pulp & Paper Tbk PT	3,417,500	2,102,985
	Indo Tambangraya Megah Tbk PT	637,600	1,836,708
	Indocement Tunggal Prakarsa Tbk PT	1,530,800	910,591
	Indofood CBP Sukses Makmur Tbk PT	1,227,000	765,865
	Indofood Sukses Makmur Tbk PT	6,125,100	2,534,348
	Indosat Tbk PT	968,600	420,348
*	Jasa Marga Persero Tbk PT	314,813	68,831
	Kalbe Farma Tbk PT	26,423,900	3,474,908
	Mayora Indah Tbk PT	2,611,225	401,356
*	Merdeka Copper Gold Tbk PT	3,606,495	873,264
	Mitra Keluarga Karyasehat Tbk PT	4,337,300	768,305
*	MNC Studios International Tbk PT	169,100	54,437
	Perusahaan Gas Negara Tbk PT	9,214,200	1,167,528
	Sarana Menara Nusantara Tbk PT	22,264,500	1,648,117
	Semen Indonesia Persero Tbk PT	3,768,500	1,922,349
	Sinar Mas Agro Resources & Technology Tbk PT	1,019,900	302,617
*	Smartfren Telecom Tbk PT	100,723,200	502,773
	Sumber Alfaria Trijaya Tbk PT	11,117,200	2,008,884
	Telkom Indonesia Persero Tbk PT	22,978,700	6,453,586
	Tower Bersama Infrastructure Tbk PT	2,421,400	382,375
	Transcoal Pacific Tbk PT	870,200	573,132
	Unilever Indonesia Tbk PT	4,594,500	1,366,884
	United Tractors Tbk PT	3,132,496	6,479,680
*	Vale Indonesia Tbk PT	2,888,500	1,206,497
	XL Axiata Tbk PT	6,670,600	1,078,274

TOTAL INDONESIA			97,572,600

MALAYSIA — (1.7%)
	Alliance Bank Malaysia Bhd	659,500	515,961
	AMMB Holdings Bhd	2,258,559	1,954,307
	Axiata Group Bhd	1,981,532	1,192,504
	Batu Kawan Bhd	117,300	520,174
#	BIMB Holdings Bhd	963,955	516,928
	Bursa Malaysia Bhd	325,200	443,659
	Carlsberg Brewery Malaysia Bhd, Class B	142,900	673,229
	CIMB Group Holdings Bhd	2,885,948	3,371,143
	D&O Green Technologies Bhd	461,100	379,506
	Dialog Group Bhd	2,084,818	908,557
	DiGi.Com Bhd	1,985,320	1,592,453
	FGV Holdings Bhd	168,700	47,105
	Fraser & Neave Holdings Bhd	135,400	587,861
	Gamuda Bhd	2,068,727	1,683,207
	Genting Bhd	1,808,100	1,699,111
	Genting Malaysia Bhd	2,150,900	1,247,772
	Genting Plantations Bhd	294,500	381,233
	HAP Seng Consolidated Bhd	792,800	1,079,314
#	Hartalega Holdings Bhd	3,107,000	1,418,455
#	Heineken Malaysia Bhd	142,000	692,849
	Hong Leong Bank Bhd	259,166	1,161,718

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
MALAYSIA — (Continued)
	Hong Leong Financial Group Bhd	307,783	$1,243,478
	IHH Healthcare Bhd	744,900	937,649
	IJM Corp. Bhd	1,900,700	654,851
	Inari Amertron Bhd	2,621,400	1,383,566
	IOI Corp. Bhd	1,432,105	1,235,898
	IOI Properties Group Bhd	1,450,429	316,113
	Kuala Lumpur Kepong Bhd	376,546	1,723,966
	Malayan Banking Bhd	2,464,719	4,477,296
*	Malaysia Airports Holdings Bhd	768,241	971,338
	Malaysian Pacific Industries Bhd	77,600	395,212
#	Maxis Bhd	1,355,100	1,103,045
	MISC Bhd	629,598	963,454
# Ω	MR DIY Group M Bhd	526,850	225,241
	My EG Services Bhd	5,751,538	1,076,761
	Nestle Malaysia Bhd	43,200	1,215,166
	Petronas Chemicals Group Bhd	1,202,900	2,217,697
	Petronas Dagangan Bhd	165,700	760,366
	Petronas Gas Bhd	397,700	1,438,357
	PPB Group Bhd	495,880	1,751,010
	Press Metal Aluminium Holdings Bhd	1,958,700	1,803,060
	Public Bank Bhd	8,022,870	7,587,220
	QL Resources Bhd	932,285	1,009,961
	RHB Bank Bhd	1,664,929	2,016,214
	Scientex Bhd	251,200	173,222
	Sime Darby Bhd	4,489,961	2,137,908
	Sime Darby Plantation Bhd	1,349,221	1,256,150
#	Sunway Bhd	2,102,182	711,531
	Telekom Malaysia Bhd	517,329	608,437
	Tenaga Nasional Bhd	985,950	1,755,801
	TIME dotCom Bhd	1,062,500	1,022,868
#	Top Glove Corp. Bhd	9,558,800	1,608,897
#	United Plantations Bhd	124,500	375,295
	ViTrox Corp. Bhd	242,100	364,225
	Westports Holdings Bhd	718,400	509,505
	Yinson Holdings Bhd	1,423,240	638,304
	YTL Corp. Bhd	6,697,612	800,363

TOTAL MALAYSIA			70,536,471

MEXICO — (2.6%)
	Alfa SAB de CV, Class A	8,597,258	5,710,388
	America Movil SAB de CV	17,462,580	16,481,615
	Arca Continental SAB de CV	368,914	3,013,800
	Becle SAB de CV	199,974	423,505
*	Cemex SAB de CV	11,428,443	4,453,015
*	Cemex SAB de CV, Sponsored ADR	27,210	105,031
	Coca-Cola Femsa SAB de CV, Sponsored ADR	3,923	246,325
	Coca-Cola Femsa SAB de CV	415,925	2,616,089
	El Puerto de Liverpool SAB de CV, Class C1	158,233	808,455
#	Fomento Economico Mexicano SAB de CV	748,304	5,368,391
	Gruma SAB de CV, Class B	252,563	2,914,679
#	Grupo Aeroportuario del Pacifico SAB de CV, ADR	5,030	779,952
	Grupo Aeroportuario del Pacifico SAB de CV, Class B	214,220	3,322,664
	Grupo Aeroportuario del Sureste SAB de CV, ADR	10,474	2,444,841
	Grupo Aeroportuario del Sureste SAB de CV, Class B	2,990	70,169
	Grupo Bimbo SAB de CV, Class A	997,325	3,866,377
	Grupo Carso SAB de CV	511,112	2,061,164
#	Grupo Elektra SAB de CV	50,113	2,516,653
	Grupo Financiero Banorte SAB de CV, Class O	1,806,062	14,702,455
# *	Grupo Financiero Inbursa SAB de CV, Class O	2,047,375	3,764,492

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
MEXICO — (Continued)
	Grupo Mexico SAB de CV, Class B	2,030,191	$7,313,114
	Grupo Televisa SAB, Sponsored ADR	46,299	243,070
	Grupo Televisa SAB	1,867,160	1,979,022
#	Industrias Penoles SAB de CV	183,600	2,057,287
	Kimberly-Clark de Mexico SAB de CV, Class A	1,548,097	2,439,388
	Orbia Advance Corp. SAB de CV	2,213,800	3,724,118
	Organizacion Soriana SAB de CV, Class B	383,357	585,300
# *	Sitios Latinoamerica SAB de CV	873,128	258,682
#	Wal-Mart de Mexico SAB de CV	2,505,757	9,680,040

TOTAL MEXICO			103,950,081

PERU — (0.2%)
*	Aenza SAA, Sponsored ADR	42,218	39,022
*	Cementos Pacasmayo SAA, ADR	16,712	89,411
#	Cia de Minas Buenaventura SAA, ADR	53,274	369,722
	Credicorp Ltd.	39,029	5,712,284

TOTAL PERU			6,210,439

PHILIPPINES — (0.8%)
	Aboitiz Equity Ventures, Inc.	815,740	801,730
	Aboitiz Power Corp.	1,370,000	750,471
	ACEN Corp.	3,064,506	333,217
	Ayala Corp.	117,302	1,361,266
	Ayala Land, Inc.	3,424,218	1,519,631
	Bank of the Philippine Islands	1,507,742	2,507,470
	BDO Unibank, Inc.	1,553,962	3,434,854
*	Converge Information & Communications Technology Solutions, Inc.	95,300	20,411
	DMCI Holdings, Inc.	393,900	64,932
*	Emperador, Inc.	1,390,700	470,589
* ††	Fwbc Holdings, Inc.	2,006,957	0
	Globe Telecom, Inc.	21,677	873,918
	International Container Terminal Services, Inc.	623,010	1,867,577
	JG Summit Holdings, Inc.	2,422,589	1,813,487
	Jollibee Foods Corp.	284,210	1,140,058
	Manila Electric Co.	109,980	573,424
	Metro Pacific Investments Corp.	4,297,700	271,918
	Metropolitan Bank & Trust Co.	2,744,218	2,463,708
	PLDT, Inc., Sponsored ADR	19,949	548,996
	PLDT, Inc.	102,335	2,885,840
	San Miguel Corp.	1,213,110	2,016,296
	San Miguel Food & Beverage, Inc.	85,800	54,249
	Semirara Mining & Power Corp.	387,700	235,711
	SM Investments Corp.	102,383	1,459,200
	SM Prime Holdings, Inc.	4,214,410	2,301,586
	Union Bank of the Philippines	2,107	2,808
	Universal Robina Corp.	775,650	1,640,957
	Wilcon Depot, Inc.	236,600	120,248

TOTAL PHILIPPINES			31,534,552

POLAND — (0.6%)
# * Ω	Allegro.eu SA	105,206	510,265
	Asseco Poland SA	45,345	652,422
	Bank Handlowy w Warszawie SA	19,571	253,303
*	Bank Millennium SA	124,117	113,060
	Bank Polska Kasa Opieki SA	117,069	1,918,697
	Budimex SA	3,960	198,813
#	CD Projekt SA	33,657	894,292
	Cyfrowy Polsat SA	260,132	973,956

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
POLAND — (Continued)
* Ω	Dino Polska SA	30,321	$1,979,122
	Grupa Kety SA	1,845	190,336
	ING Bank Slaski SA	21,579	751,873
	Inter Cars SA	114	8,590
*	Jastrzebska Spolka Weglowa SA	13,839	120,020
	KGHM Polska Miedz SA	112,453	2,248,217
	KRUK SA	1,908	111,108
	LPP SA	714	1,237,183
*	mBank SA	18,089	1,012,599
	Orange Polska SA	653,211	823,581
*	PGE Polska Grupa Energetyczna SA	675,732	770,164
	Polski Koncern Naftowy Orlen SA	453,542	5,208,255
*	Polskie Gornictwo Naftowe i Gazownictwo SA	904,182	974,996
	Powszechna Kasa Oszczednosci Bank Polski SA	336,889	1,835,834
	Powszechny Zaklad Ubezpieczen SA	323,904	1,814,611
	Santander Bank Polska SA	18,511	982,917

TOTAL POLAND			25,584,214

QATAR — (1.0%)
	Barwa Real Estate Co.	45,574	42,526
	Commercial Bank PSQC	1,021,572	1,765,816
	Industries Qatar QSC	748,482	3,240,190
	Masraf Al Rayan QSC	3,533,707	3,723,242
	Mesaieed Petrochemical Holding Co.	3,448,812	2,150,991
	Ooredoo QPSC	1,353,316	3,628,229
	Qatar Electricity & Water Co. QSC	382,308	1,941,731
	Qatar Fuel QSC	331,230	1,735,336
	Qatar Gas Transport Co. Ltd.	3,816,139	4,296,413
	Qatar International Islamic Bank QSC	559,434	1,776,922
	Qatar Islamic Bank SAQ	680,495	4,553,480
	Qatar National Bank QPSC	2,505,254	13,717,886

TOTAL QATAR			42,572,762

RUSSIA — (0.0%)
* ††	Gazprom PJSC,Sponsored ADR	1,293,312	0
* ††	Lukoil PJSC, Sponsored ADR	128,002	0
* ††	Magnitogorsk Iron & Steel Works PJSC, GDR	172,148	0
* ††	MMC Norilsk Nickel PJSC,ADR	205,087	0
* ††	Mobile TeleSystems PJSC, ADR	294,338	0
* ††	Novatek PJSC,GDR	15,415	0
* ††	Novolipetsk Steel PJSC,GDR	60,064	0
* ††	PhosAgro PJSC	582	0
* ††	PhosAgro PJSC,GDR	90,265	0
* ††	Polyus PJSC,GDR	20,177	0
* ††	Rosneft Oil Co. PJSC,GDR	275,526	0
* ††	Rostelecom PJSC,Sponsored ADR	88,099	0
* ††	RusHydro PJSC,ADR	808,023	0
* ††	Sberbank of Russia PJSC, Sponsored ADR	948,237	0
* ††	Severstal PAO,GDR	67,875	0
* ††	Tatneft PJSC,Sponsored ADR	122,269	0
* ††	VK Co. Ltd., GDR	9,666	0
* ††	VTB Bank PJSC,GDR	1,705,908	0
* ††	X5 Retail Group NV, GDR	81,764	0

SAUDI ARABIA — (4.7%)
	Abdullah Al Othaim Markets Co.	53,471	1,615,343
	Advanced Petrochemical Co.	123,833	1,457,469
*	Al Rajhi Bank	1,085,108	24,605,766

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SAUDI ARABIA — (Continued)
	Alinma Bank	765,866	$7,640,252
	Almarai Co. JSC	151,980	2,275,921
	Arab National Bank	471,307	4,047,013
	Arabian Centres Co. Ltd.	120,619	626,718
*	Bank AlBilad	379,651	5,126,953
	Bank Al-Jazira	473,561	2,946,359
	Banque Saudi Fransi	470,724	5,410,962
	Bupa Arabia for Cooperative Insurance Co.	48,595	2,495,855
*	Dar Al Arkan Real Estate Development Co.	584,678	2,091,862
	Dr Sulaiman Al Habib Medical Services Group Co.	40,198	2,424,856
*	Emaar Economic City	186,198	475,435
	Etihad Etisalat Co.	943,798	9,188,419
	Jarir Marketing Co.	73,421	3,202,523
*	Mobile Telecommunications Co. Saudi Arabia	996,100	3,440,421
	Mouwasat Medical Services Co.	52,804	3,073,886
*	National Industrialization Co.	358,846	1,275,783
*	Rabigh Refining & Petrochemical Co.	649,687	2,355,300
	Riyad Bank	967,941	9,250,996
	SABIC Agri-Nutrients Co.	152,786	6,455,496
	Sahara International Petrochemical Co.	608,267	6,548,522
*	Saudi Arabian Mining Co.	512,286	11,402,576
Ω	Saudi Arabian Oil Co.	1,032,167	9,579,044
	Saudi Basic Industries Corp.	442,004	10,378,482
	Saudi British Bank	712,216	8,250,011
	Saudi Electricity Co.	366,509	2,631,711
	Saudi Industrial Investment Group	463,238	2,767,528
	Saudi Investment Bank	413,525	1,994,838
*	Saudi Kayan Petrochemical Co.	1,216,330	4,260,800
	Saudi National Bank	945,913	14,950,375
*	Saudi Research & Media Group	46,206	2,475,135
	Saudi Telecom Co.	1,007,500	10,824,373
	Savola Group	305,124	2,377,204
	Southern Province Cement Co.	14,117	205,756
	Yanbu National Petrochemical Co.	267,708	3,183,024

TOTAL SAUDI ARABIA			193,312,967

SOUTH AFRICA — (3.5%)
	Absa Group Ltd.	539,065	5,853,827
	African Rainbow Minerals Ltd.	35,825	504,492
	Anglo American Platinum Ltd.	30,706	2,444,997
	AngloGold Ashanti Ltd., Sponsored ADR	416,896	5,440,493
	Aspen Pharmacare Holdings Ltd.	422,830	3,478,168
	Bid Corp. Ltd.	191,129	3,075,681
	Bidvest Group Ltd.	364,485	4,211,317
	Capitec Bank Holdings Ltd.	41,839	4,332,296
#	Clicks Group Ltd.	277,963	4,709,390
*	Discovery Ltd.	488,952	3,198,150
	Exxaro Resources Ltd.	326,361	3,636,710
	FirstRand Ltd.	2,693,023	9,414,756
#	Gold Fields Ltd., Sponsored ADR	802,892	6,326,789
	Impala Platinum Holdings Ltd.	739,263	7,569,063
	Investec Ltd.	262,805	1,292,125
	Kumba Iron Ore Ltd.	34,502	649,069
	Mr Price Group Ltd.	256,073	2,464,642
	MTN Group Ltd.	1,570,195	11,097,278
	MultiChoice Group	429,429	2,806,665
	Naspers Ltd., Class N	50,967	5,253,770
	Nedbank Group Ltd.	460,235	5,448,627
	NEPI Rockcastle NV	348,853	1,753,394

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH AFRICA — (Continued)
	Ninety One Ltd.	225,714	$530,755
*	Northam Platinum Holdings Ltd.	303,245	2,836,896
	Old Mutual Ltd.	7,858,201	4,460,566
Ω	Pepkor Holdings Ltd.	1,217,627	1,504,853
	Sanlam Ltd.	1,479,776	4,313,461
#	Sasol Ltd., Sponsored ADR	501,115	8,433,765
	Shoprite Holdings Ltd.	295,830	3,765,488
	Sibanye Stillwater Ltd.	2,439,984	5,714,989
#	Sibanye Stillwater Ltd., ADR	214,816	2,017,122
	Standard Bank Group Ltd.	688,647	6,428,683
	Vodacom Group Ltd.	315,489	2,148,956
	Woolworths Holdings Ltd.	1,130,428	3,876,453

TOTAL SOUTH AFRICA			140,993,686

SOUTH KOREA — (11.7%)
*	Alteogen, Inc.	18,172	466,583
	Amorepacific Corp.	10,122	657,184
#	Amorepacific Group	32,258	558,518
	BGF retail Co. Ltd.	9,471	1,238,542
	BNK Financial Group, Inc.	332,888	1,495,963
	Caregen Co. Ltd.	975	65,055
#	Celltrion Healthcare Co. Ltd.	27,674	1,346,439
*	Celltrion Pharm, Inc.	11,394	540,508
	Celltrion, Inc.	44,288	5,953,137
	Cheil Worldwide, Inc.	69,463	1,190,267
#	Chunbo Co. Ltd.	2,789	426,585
#	CJ CheilJedang Corp.	8,824	2,561,976
	CJ Corp.	24,910	1,253,699
	CJ ENM Co. Ltd.	20,351	1,046,418
*	CJ Logistics Corp.	12,469	767,899
	Com2uSCorp.	2,949	146,734
*	CosmoAM&T Co. Ltd.	12,486	586,279
	Coway Co. Ltd.	56,244	2,180,911
#	CS Wind Corp.	16,801	692,108
	Daeduck Electronics Co. Ltd.	12,770	219,813
	Daejoo Electronic Materials Co. Ltd.	3,936	247,570
	Daesung Holdings Co. Ltd.	2,439	168,967
*	Daewoo Engineering & Construction Co. Ltd.	313,837	924,229
# *	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	31,106	398,947
	Daewoong Co. Ltd.	1,530	22,139
	Daewoong Pharmaceutical Co. Ltd.	732	82,872
#	DB HiTek Co. Ltd.	45,779	1,417,045
	DB Insurance Co. Ltd.	93,028	3,671,436
#	DL E&C Co. Ltd.	57,621	1,390,160
#	DL Holdings Co. Ltd.	17,437	751,412
#	Dongjin Semichem Co. Ltd.	30,624	644,431
	Dongkuk Steel Mill Co. Ltd.	41,126	329,531
	Dongsuh Cos., Inc.	23,600	337,591
*	Dongwha Enterprise Co. Ltd.	922	42,388
	Dongwon Systems Corp.	1,506	48,473
	Doosan Bobcat, Inc.	59,853	1,404,687
*	Doosan Enerbility Co. Ltd.	217,682	2,019,734
# *	Doosan Fuel Cell Co. Ltd.	28,267	539,437
	Douzone Bizon Co. Ltd.	12,968	277,169
	Ecopro BM Co. Ltd.	19,332	1,557,075
#	Ecopro Co. Ltd.	10,233	1,015,850
	E-MART, Inc.	20,339	1,205,750
	F&F Co. Ltd.	4,455	453,911
#	Fila Holdings Corp.	69,695	1,596,208

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Foosung Co. Ltd.	47,363	$410,845
#	Green Cross Corp.	4,063	362,903
	GS Engineering & Construction Corp.	80,479	1,222,859
	GS Holdings Corp.	83,334	2,687,984
	GS Retail Co. Ltd.	60,832	1,083,204
	Hana Financial Group, Inc.	337,861	9,768,026
*	Hanjin Kal Corp.	7,798	217,391
	Hankook Tire & Technology Co. Ltd.	82,943	2,124,523
	Hanmi Pharm Co. Ltd.	4,282	759,692
#	Hanmi Science Co. Ltd.	7,614	170,847
#	Hanon Systems	115,792	632,722
#	Hansol Chemical Co. Ltd.	9,131	1,185,951
	Hanwha Aerospace Co. Ltd.	31,151	1,450,748
#	Hanwha Corp.	56,544	1,006,095
*	Hanwha Life Insurance Co. Ltd.	349,192	534,602
*	Hanwha Solutions Corp.	53,323	1,762,253
	HD Hyundai Co. Ltd.	50,425	2,152,606
	Hite Jinro Co. Ltd.	24,304	437,001
	HL Mando Co. Ltd.	37,987	1,315,254
# *	HLB, Inc.	63,504	1,800,378
#	HMM Co. Ltd.	398,652	5,332,741
	Hotel Shilla Co. Ltd.	28,318	1,289,523
*	Hugel, Inc.	2,731	213,939
# *	HYBE Co. Ltd.	4,789	405,377
#	Hyosung Advanced Materials Corp.	2,410	538,351
#	Hyosung Corp.	9,034	434,009
	Hyosung TNC Corp.	175	32,065
	Hyundai Autoever Corp.	3,735	309,743
	Hyundai Department Store Co. Ltd.	6,109	231,700
*	Hyundai Doosan Infracore Co. Ltd.	223,139	867,484
	Hyundai Elevator Co. Ltd.	15,545	274,668
	Hyundai Engineering & Construction Co. Ltd.	84,807	2,073,306
	Hyundai Glovis Co. Ltd.	23,148	2,821,445
	Hyundai Marine & Fire Insurance Co. Ltd.	127,359	2,974,231
*	Hyundai Mipo Dockyard Co. Ltd.	15,813	1,017,674
	Hyundai Mobis Co. Ltd.	40,679	6,239,318
	Hyundai Motor Co.	59,619	6,870,402
*	Hyundai Rotem Co. Ltd.	47,080	803,357
	Hyundai Steel Co.	128,244	2,523,561
#	Hyundai Wia Corp.	16,610	710,565
#	Iljin Materials Co. Ltd.	12,480	529,556
	Industrial Bank of Korea	314,491	2,304,781
	JB Financial Group Co. Ltd.	63,408	319,293
	JYP Entertainment Corp.	24,714	960,745
	Kakao Corp.	86,689	3,075,272
*	Kakao Games Corp.	18,687	516,891
*	Kangwon Land, Inc.	32,321	521,123
	KB Financial Group, Inc.	309,585	10,417,236
	KB Financial Group, Inc., ADR	30,584	1,025,787
	KCC Corp.	4,724	806,830
	KEPCO Engineering & Construction Co., Inc.	6,591	229,377
	KEPCO Plant Service & Engineering Co. Ltd.	13,138	293,812
	KG Dongbu Steel	19,170	104,361
	Kia Corp.	144,165	6,699,461
	KIWOOM Securities Co. Ltd.	27,235	1,540,983
*	KMW Co. Ltd.	13,691	226,839
	Kolon Industries, Inc.	19,334	588,749
	Korea Aerospace Industries Ltd.	25,553	848,629
*	Korea Electric Power Corp., Sponsored ADR	25,248	148,206

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
*	Korea Electric Power Corp.	92,178	$1,080,925
	Korea Gas Corp.	24,489	597,632
	Korea Investment Holdings Co. Ltd.	62,842	2,181,483
*	Korea Shipbuilding & Offshore Engineering Co. Ltd.	39,696	2,022,170
	Korea Zinc Co. Ltd.	3,733	1,674,073
*	Korean Air Lines Co. Ltd.	220,303	3,567,594
#	KT Corp., Sponsored ADR	82,100	1,043,491
	KT&G Corp.	70,941	4,764,505
	Kumho Petrochemical Co. Ltd.	35,567	3,260,585
*	L&F Co. Ltd.	8,283	1,305,312
#	LEENO Industrial, Inc.	10,832	1,037,787
	LG Chem Ltd.	21,330	9,360,424
	LG Corp.	73,098	4,057,890
#	LG Display Co. Ltd., ADR	327,393	1,453,625
	LG Display Co. Ltd.	221,348	1,975,374
	LG Electronics, Inc.	157,679	9,006,661
	LG H&H Co. Ltd.	4,994	1,784,260
	LG Innotek Co. Ltd.	9,241	1,917,177
	LG Uplus Corp.	420,444	3,376,283
	LIG Nex1 Co. Ltd.	4,208	300,005
#	Lotte Chemical Corp.	15,371	1,592,718
	Lotte Chilsung Beverage Co. Ltd.	2,724	268,243
	Lotte Corp.	34,062	778,424
	LOTTE Fine Chemical Co. Ltd.	20,046	788,279
	Lotte Shopping Co. Ltd.	12,790	783,083
	LS Corp.	19,269	897,830
	LS Electric Co. Ltd.	17,507	674,737
	LX International Corp.	39,692	1,130,560
#	LX Semicon Co. Ltd.	11,384	660,496
	Macquarie Korea Infrastructure Fund	208,019	1,612,185
	Meritz Financial Group, Inc.	62,223	945,721
	Meritz Fire & Marine Insurance Co. Ltd.	47,853	1,054,593
	Meritz Securities Co. Ltd.	397,797	1,031,517
	Mirae Asset Securities Co. Ltd.	333,586	1,484,965
	NAVER Corp.	38,269	4,539,401
#	NCSoft Corp.	5,915	1,615,856
# Ω	Netmarble Corp.	22,472	702,270
	NH Investment & Securities Co. Ltd.	177,468	1,115,859
#	NongShim Co. Ltd.	2,906	615,554
#	OCI Co. Ltd.	29,953	2,139,393
#	Orion Corp.	19,068	1,356,942
#	Osstem Implant Co. Ltd.	7,119	530,102
	Ottogi Corp.	1,618	501,179
	Pan Ocean Co. Ltd.	444,419	1,338,286
*	Paradise Co. Ltd.	24,370	242,530
*	Pearl Abyss Corp.	18,229	530,749
#	POSCO Chemical Co. Ltd.	8,327	1,162,689
	POSCO Holdings, Inc.	47,972	8,361,075
#	Posco International Corp.	94,648	1,369,403
	S-1 Corp.	18,026	788,931
* Ω	Samsung Biologics Co. Ltd.	5,311	3,263,807
	Samsung C&T Corp.	39,138	3,248,925
#	Samsung Card Co. Ltd.	26,138	566,644
	Samsung Electro-Mechanics Co. Ltd.	51,069	4,325,111
	Samsung Electronics Co. Ltd.	3,140,501	130,707,098
*	Samsung Engineering Co. Ltd.	99,972	1,670,062
	Samsung Fire & Marine Insurance Co. Ltd.	40,945	5,742,510
*	Samsung Heavy Industries Co. Ltd.	317,207	1,145,153
	Samsung Life Insurance Co. Ltd.	63,894	3,019,486

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
SOUTH KOREA — (Continued)
	Samsung SDI Co. Ltd.	19,354	$9,985,019
	Samsung SDS Co. Ltd.	21,777	1,907,861
	Samsung Securities Co. Ltd.	74,696	1,661,897
#	Seegene, Inc.	44,351	891,617
	Seoul City Gas Co. Ltd.	439	101,500
	SFA Engineering Corp	10,979	293,535
	Shinhan Financial Group Co. Ltd.	380,795	9,678,506
	Shinhan Financial Group Co. Ltd., ADR	46,849	1,184,811
	Shinsegae, Inc.	10,056	1,497,282
# *	SK Biopharmaceuticals Co. Ltd.	12,316	501,419
	SK Chemicals Co. Ltd.	6,497	402,508
	SK Hynix, Inc.	384,714	22,271,674
*	SK Innovation Co. Ltd.	76,816	9,301,452
#	SK Networks Co. Ltd.	242,361	684,542
	SK Telecom Co. Ltd.	55,517	1,950,963
	SK, Inc.	42,871	6,424,110
	SKC Co. Ltd.	12,904	934,648
#	SL Corp.	10,180	219,065
#	SM Entertainment Co. Ltd.	9,331	464,777
#	S-Oil Corp.	33,599	2,037,260
	Solus Advanced Materials Co. Ltd.	5,507	129,446
	Soulbrain Co. Ltd.	4,534	650,092
	Ssangyong C&E Co. Ltd.	107,296	427,560
	ST Pharm Co. Ltd.	3,410	198,978
*	Studio Dragon Corp.	9,633	461,409
*	Taihan Electric Wire Co. Ltd.	275,870	289,929
	Tokai Carbon Korea Co. Ltd.	1,652	117,395
#	Wemade Co. Ltd.	8,431	261,379
	WONIK IPS Co. Ltd.	21,433	412,628
	Woori Financial Group, Inc.	563,198	4,647,509
	Youngone Corp.	24,214	802,583
#	Yuhan Corp.	28,751	1,205,496

TOTAL SOUTH KOREA			474,217,376

TAIWAN — (15.0%)
	Accton Technology Corp.	390,000	2,932,742
#	Acer, Inc.	4,172,811	2,855,205
#	Advanced Energy Solution Holding Co. Ltd.	18,000	312,819
	Advantech Co. Ltd.	175,190	1,587,158
#	Airtac International Group	132,602	3,034,388
	Alchip Technologies Ltd.	52,000	1,041,344
#	ASE Technology Holding Co. Ltd., ADR	27,294	138,928
#	ASE Technology Holding Co. Ltd.	3,764,782	9,295,807
#	Asia Cement Corp.	2,725,758	3,151,751
#	ASMedia Technology, Inc.	20,000	359,050
#	ASPEED Technology, Inc.	30,300	1,570,775
#	Asustek Computer, Inc.	678,180	4,958,354
	AUO Corp.	9,061,498	4,729,067
	Catcher Technology Co. Ltd.	783,429	4,115,401
	Cathay Financial Holding Co. Ltd.	4,019,340	4,703,862
#	Chailease Holding Co. Ltd.	1,317,016	6,074,981
	Chang Hwa Commercial Bank Ltd.	4,582,777	2,358,343
	Cheng Shin Rubber Industry Co. Ltd.	2,224,965	2,226,049
	Chicony Electronics Co. Ltd.	818,497	2,030,631
	China Airlines Ltd.	6,027,536	3,155,290
	China Development Financial Holding Corp.	13,783,045	5,015,315
#	China Steel Corp.	11,906,932	9,911,573
	Chipbond Technology Corp.	986,000	1,661,691
	Chroma ATE, Inc.	355,000	1,938,170

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	Chung Hung Steel Corp.	940,000	$572,786
#	Chunghwa Telecom Co. Ltd., Sponsored ADR	117,361	4,038,392
	Chunghwa Telecom Co. Ltd.	683,000	2,354,926
	Compal Electronics, Inc.	5,218,541	3,413,282
	Compeq Manufacturing Co. Ltd.	859,000	1,160,447
#	CTBC Financial Holding Co. Ltd.	16,024,175	10,123,062
	Delta Electronics, Inc.	827,486	6,584,150
	E Ink Holdings, Inc.	270,000	1,715,626
#	E.Sun Financial Holding Co. Ltd.	9,531,922	6,850,249
#	Eclat Textile Co. Ltd.	142,402	1,868,700
#	Elite Material Co. Ltd.	288,000	1,302,723
	eMemory Technology, Inc.	64,000	2,122,206
	Eternal Materials Co. Ltd.	768,161	711,769
	Eva Airways Corp.	4,130,758	2,982,912
	Evergreen Marine Corp. Taiwan Ltd.	1,047,289	4,455,481
	Far Eastern International Bank	488,111	160,333
	Far Eastern New Century Corp.	3,183,085	3,172,604
	Far EasTone Telecommunications Co. Ltd.	1,337,000	2,931,507
#	Faraday Technology Corp.	122,000	534,285
	Farglory Land Development Co. Ltd.	48,000	79,197
	Feng TAY Enterprise Co. Ltd.	352,559	1,750,906
	First Financial Holding Co. Ltd.	9,311,665	7,143,005
	Formosa Chemicals & Fibre Corp.	3,269,518	7,047,367
#	Formosa Petrochemical Corp.	537,000	1,381,652
	Formosa Plastics Corp.	1,804,153	4,648,239
	Formosa Sumco Technology Corp.	91,000	409,105
	Formosa Taffeta Co. Ltd.	699,000	555,832
	Foxconn Technology Co. Ltd.	1,025,627	1,435,687
	Fubon Financial Holding Co. Ltd.	3,783,631	5,976,372
#	Genius Electronic Optical Co. Ltd.	130,695	1,212,833
	Giant Manufacturing Co. Ltd.	394,506	2,510,540
	Gigabyte Technology Co. Ltd.	662,000	1,890,112
	Global Unichip Corp.	76,000	1,143,248
	Globalwafers Co. Ltd.	321,000	3,557,943
#	Highwealth Construction Corp.	1,091,973	1,403,307
	Hiwin Technologies Corp.	386,291	1,984,643
	Hon Hai Precision Industry Co. Ltd.	5,794,322	18,403,209
	Hotai Finance Co. Ltd.	113,000	329,512
	Hotai Motor Co. Ltd.	182,000	3,292,822
*	HTC Corp.	191,000	297,907
	Hua Nan Financial Holdings Co. Ltd.	7,423,500	4,842,869
	Innolux Corp.	12,225,863	4,483,610
	International Games System Co. Ltd.	146,000	1,589,576
#	Inventec Corp.	2,864,550	2,166,320
	King Yuan Electronics Co. Ltd.	1,629,000	1,648,169
	King’s Town Bank Co. Ltd.	329,000	313,122
#	Kinsus Interconnect Technology Corp.	315,000	1,015,015
#	Largan Precision Co. Ltd.	74,860	4,282,887
	Lien Hwa Industrial Holdings Corp.	881,061	1,270,406
	Lite-On Technology Corp.	2,650,410	5,248,420
	Lotes Co. Ltd.	68,139	1,635,262
#	Macronix International Co. Ltd.	2,734,074	2,518,876
	Makalot Industrial Co. Ltd.	238,000	1,473,769
#	MediaTek, Inc.	799,995	14,582,464
#	Mega Financial Holding Co. Ltd.	8,514,028	7,887,801
#	Merida Industry Co. Ltd.	207,287	1,129,550
	Micro-Star International Co. Ltd.	918,000	3,109,452
	momo.com, Inc.	63,000	939,937
#	Nan Ya Plastics Corp.	2,602,599	5,514,491

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
#	Nan Ya Printed Circuit Board Corp.	417,000	$2,720,598
#	Nanya Technology Corp.	1,356,010	2,286,003
	Nien Made Enterprise Co. Ltd.	254,000	1,958,452
	Novatek Microelectronics Corp.	839,000	6,251,173
#	Nuvoton Technology Corp.	171,000	540,595
# *	Oneness Biotech Co. Ltd.	141,000	995,578
#	Parade Technologies Ltd.	84,000	1,581,887
#	Pegatron Corp.	1,911,345	3,494,088
*	PharmaEssentia Corp.	91,869	1,288,934
#	Phison Electronics Corp.	152,000	1,389,133
# *	Polaris Group	142,000	395,454
	Pou Chen Corp.	2,710,487	2,288,218
	Powerchip Semiconductor Manufacturing Corp.	3,884,000	3,697,371
	Powertech Technology, Inc.	1,216,819	2,810,270
#	President Chain Store Corp.	347,831	2,892,211
	Qisda Corp.	1,617,000	1,229,182
	Quanta Computer, Inc.	2,513,000	5,322,801
	Radiant Opto-Electronics Corp.	649,000	1,977,418
	Realtek Semiconductor Corp.	722,950	5,699,201
	Ruentex Development Co. Ltd.	1,856,224	2,278,533
	Ruentex Industries Ltd.	715,214	1,221,775
	Shanghai Commercial & Savings Bank Ltd.	2,779,000	3,999,825
#	Shin Kong Financial Holding Co. Ltd.	13,710,712	3,399,186
	Silergy Corp.	205,000	2,363,996
	Simplo Technology Co. Ltd.	240,000	1,906,987
	Sinbon Electronics Co. Ltd.	190,000	1,475,463
	Sino-American Silicon Products, Inc.	758,000	2,906,907
#	SinoPac Financial Holdings Co. Ltd.	10,193,549	5,086,121
	Standard Foods Corp.	442,418	530,218
	Synnex Technology International Corp.	1,370,343	2,231,071
#	TA Chen Stainless Pipe	2,019,823	2,360,121
#	Taichung Commercial Bank Co. Ltd.	3,160,446	1,229,177
	Taishin Financial Holding Co. Ltd.	10,100,425	4,145,142
	Taiwan Business Bank	7,257,274	2,686,728
#	Taiwan Cement Corp.	5,147,701	4,826,916
#	Taiwan Cooperative Financial Holding Co. Ltd.	8,096,365	6,273,166
	Taiwan FamilyMart Co. Ltd.	48,000	275,516
	Taiwan Fertilizer Co. Ltd.	723,000	1,172,200
	Taiwan Glass Industry Corp.	1,402,375	885,794
	Taiwan High Speed Rail Corp.	1,023,000	891,204
	Taiwan Mobile Co. Ltd.	955,300	2,816,784
	Taiwan Secom Co. Ltd.	264,670	758,252
	Taiwan Semiconductor Manufacturing Co. Ltd.	13,416,808	161,299,590
*	Tatung Co. Ltd.	1,748,000	1,694,849
	Teco Electric & Machinery Co. Ltd.	1,902,000	1,679,980
	Tong Hsing Electronic Industries Ltd.	33,000	176,438
#	Tripod Technology Corp.	623,870	1,723,802
#	Tung Ho Steel Enterprise Corp.	321,040	491,297
	U-Ming Marine Transport Corp.	289,000	314,783
	Unimicron Technology Corp.	1,488,000	5,717,447
	Union Bank Of Taiwan	205,000	96,215
	Uni-President Enterprises Corp.	4,631,033	9,404,512
#	United Microelectronics Corp.	6,765,000	8,134,649
#	Vanguard International Semiconductor Corp.	1,550,000	3,182,412
	Voltronic Power Technology Corp.	75,224	3,049,891
	Walsin Lihwa Corp.	2,857,818	3,161,237
	Walsin Technology Corp.	395,000	964,136
	Wan Hai Lines Ltd.	1,145,747	2,398,589
#	Win Semiconductors Corp.	416,034	1,569,743

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TAIWAN — (Continued)
	Winbond Electronics Corp.	4,548,407	$2,741,592
††	Wintek Corp.	604,760	6,439
	Wisdom Marine Lines Co. Ltd.	390,000	630,765
	Wistron Corp.	4,067,699	3,284,152
#	Wiwynn Corp.	94,000	2,105,760
	WPG Holdings Ltd.	1,859,039	2,531,186
#	WT Microelectronics Co. Ltd.	87,000	157,137
	Yageo Corp.	330,055	3,741,835
	Yang Ming Marine Transport Corp.	2,345,000	4,365,521
#	YFY, Inc.	1,334,000	1,055,901
	Yuanta Financial Holding Co. Ltd.	9,319,849	5,690,768
	Yulon Finance Corp.	370,476	1,565,211
	Yulon Motor Co. Ltd.	354,000	500,082
	Zhen Ding Technology Holding Ltd.	971,700	3,184,569

TOTAL TAIWAN			609,479,705

THAILAND — (2.5%)
	Advanced Info Service PCL	733,300	3,679,987
	AEON Thana Sinsap Thailand PCL	149,100	640,511
*	Airports of Thailand PCL	1,898,400	3,691,056
	Asset World Corp. PCL	5,732,900	918,831
	B Grimm Power PCL	545,900	484,081
	Bangchak Corp. PCL	1,934,400	1,550,163
	Bangkok Bank PCL	529,400	2,023,849
	Bangkok Bank PCL, NVDR	126,700	484,363
	Bangkok Chain Hospital PCL	2,177,500	1,058,428
	Bangkok Commercial Asset Management PCL	1,838,500	739,071
	Bangkok Dusit Medical Services PCL, Class F	4,406,100	3,415,133
	Bangkok Expressway & Metro PCL	3,479,999	859,485
	Bangkok Life Assurance PCL, NVDR	618,200	531,951
	Banpu PCL	8,546,866	2,807,037
	Banpu Power PCL	669,100	261,944
	Berli Jucker PCL	1,097,400	987,545
*	Beyond Securities PCL	723,900	264,378
	BTS Group Holdings PCL	5,069,500	1,105,540
	Bumrungrad Hospital PCL	251,300	1,498,820
	Carabao Group PCL, Class F	163,600	387,938
	Central Pattana PCL	882,500	1,594,111
*	Central Plaza Hotel PCL	364,500	486,032
	Central Retail Corp. PCL	1,073,050	1,184,133
	CH Karnchang PCL	35,800	21,822
	Charoen Pokphand Foods PCL	2,323,200	1,541,272
	Chularat Hospital PCL, Class F	5,791,500	538,673
	CK Power PCL	1,368,200	177,586
	Com7 PCL, Class F	1,312,700	1,043,331
	CP ALL PCL	2,280,200	3,594,640
	Delta Electronics Thailand PCL	115,000	1,752,496
	Dohome PCL	829,600	281,183
	Electricity Generating PCL	120,500	539,812
	Energy Absolute PCL	823,900	2,088,974
	Esso Thailand PCL	1,807,500	688,617
	Forth Corp. PCL	260,000	362,060
	Global Power Synergy PCL, Class F	282,900	460,846
	Gulf Energy Development PCL	1,161,100	1,540,608
	Gunkul Engineering PCL	5,933,900	802,932
	Hana Microelectronics PCL	33,600	30,678
	Home Product Center PCL	3,733,413	1,432,155
	Indorama Ventures PCL	1,401,500	1,546,584
	Intouch Holdings PCL, Class F	356,100	673,652

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
THAILAND — (Continued)
	IRPC PCL	19,703,000	$1,625,523
*	Jasmine Technology Solution PCL	81,800	104,238
	Jay Mart PCL	380,000	451,787
	JMT Network Services PCL, Class F	248,053	423,632
	Kasikornbank PCL	121,700	468,446
	Kasikornbank PCL, NVDR	5,500	21,098
	KCE Electronics PCL	1,036,100	1,143,358
	Kiatnakin Phatra Bank PCL	389,500	747,070
	Krung Thai Bank PCL	1,429,987	657,509
	Krungthai Card PCL	619,200	927,336
	Land & Houses PCL	6,942,300	1,678,118
	Mega Lifesciences PCL	434,200	504,817
*	Minor International PCL	1,730,783	1,284,672
	MK Restaurants Group PCL	309,800	474,142
	Muangthai Capital PCL	963,600	917,775
	Ngern Tid Lor PCL	24,700	16,873
	Osotspa PCL	1,174,400	817,698
*	PSG Corp. PCL	1,565,000	58,389
	PTT Exploration & Production PCL	1,189,455	5,672,257
	PTT Global Chemical PCL	1,555,872	1,778,256
	PTT Oil & Retail Business PCL	840,700	532,340
	PTT PCL	6,973,400	6,595,964
	Ramkhamhaeng Hospital PCL, Class F	21,700	31,643
	Ratch Group PCL	487,100	524,727
	Regional Container Lines PCL	134,800	93,857
	SCB X PCL	355,366	989,721
	SCG Packaging PCL	753,600	1,029,616
	Siam Cement PCL	347,900	2,961,629
	Siam City Cement PCL	113,989	452,242
	Siam Global House PCL	1,544,492	815,667
	Singer Thailand PCL	118,200	112,579
	Sri Trang Agro-Industry PCL	1,139,508	574,844
	Sri Trang Gloves Thailand PCL	1,277,300	372,518
	Srisawad Corp. PCL	1,258,772	1,356,008
	Star Petroleum Refining PCL	2,954,000	923,610
*	STARK Corp. PCL	3,436,000	288,891
	Supalai PCL	1,627,800	898,156
	Thai Oil PCL	1,979,917	2,835,141
	Thai Union Group PCL, Class F	3,062,540	1,448,390
	Thanachart Capital PCL	441,600	464,109
	Thonburi Healthcare Group PCL	455,000	806,950
	Tisco Financial Group PCL	309,700	781,167
	TMBThanachart Bank PCL	25,424,697	908,502
	TOA Paint Thailand PCL	590,800	488,970
	Total Access Communication PCL	700,700	828,468
	True Corp. PCL	17,144,931	2,234,337
	TTW PCL	1,054,700	241,090
	VGI PCL	3,956,670	378,410
	Vibhavadi Medical Center PCL	746,200	56,073
	WHA Corp. PCL	8,501,900	880,123

TOTAL THAILAND			100,451,044

TURKEY — (0.7%)
	Akbank TAS	2,934,684	2,306,994
	Aksa Akrilik Kimya Sanayii AS	65,145	243,809
#	Aksa Enerji Uretim AS	237,721	528,761
#	Anadolu Efes Biracilik Ve Malt Sanayii AS	233,645	601,198
#	Arcelik AS	76,332	322,613
#	Aselsan Elektronik Sanayi Ve Ticaret AS	276,008	477,840

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
TURKEY — (Continued)
	BIM Birlesik Magazalar AS	283,141	$2,038,579
	Borusan Yatirim ve Pazarlama AS	2,256	90,035
	Coca-Cola Icecek AS	53,405	493,263
	Dogus Otomotiv Servis ve Ticaret AS	9,274	61,105
# Ω	Enerjisa Enerji AS	87,431	96,343
	Enka Insaat ve Sanayi AS	775,859	781,482
#	Eregli Demir ve Celik Fabrikalari TAS	842,011	1,341,869
#	Ford Otomotiv Sanayi AS	45,341	884,924
*	Gubre Fabrikalari TAS	17,401	136,327
# *	Hektas Ticaret TAS	770,209	1,184,225
	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D	924,114	593,863
	KOC Holding AS	446,849	1,332,999
#	Koza Altin Isletmeleri AS	22,016	230,274
*	Migros Ticaret AS	18,380	119,518
	Otokar Otomotiv Ve Savunma Sanayi AS	12,650	359,573
*	Oyak Cimento Fabrikalari AS	119,573	107,982
*	Pegasus Hava Tasimaciligi AS	35,848	616,571
*	Petkim Petrokimya Holding AS	1,468,954	1,050,831
# *	Sasa Polyester Sanayi AS	263,986	1,700,243
*	TAV Havalimanlari Holding AS	190,894	804,030
	Tofas Turk Otomobil Fabrikasi AS	74,286	391,960
*	Turk Hava Yollari AO	306,328	1,667,273
#	Turk Telekomunikasyon AS	467,239	311,376
	Turk Traktor ve Ziraat Makineleri AS	7,711	157,628
#	Turkcell Iletisim Hizmetleri AS	972,496	1,342,274
*	Turkiye Halk Bankasi AS	384,954	170,471
	Turkiye Is Bankasi AS, Class C	2,062,210	1,033,060
*	Turkiye Petrol Rafinerileri AS	73,386	1,486,644
	Turkiye Sise ve Cam Fabrikalari AS	582,052	1,037,847
# *	Turkiye Vakiflar Bankasi TAO, Class D	822,870	378,619
	Vestel Beyaz Esya Sanayi ve Ticaret AS	296,319	149,332
	Yapi ve Kredi Bankasi AS	2,854,262	1,413,268

TOTAL TURKEY			28,045,003

UNITED ARAB EMIRATES — (1.5%)
	Abu Dhabi Commercial Bank PJSC	2,483,364	6,392,591
	Abu Dhabi Islamic Bank PJSC	2,055,881	5,319,388
	Abu Dhabi National Oil Co. for Distribution PJSC	2,078,002	2,553,818
	Aldar Properties PJSC	3,907,903	4,596,753
	Dubai Islamic Bank PJSC	4,462,522	7,069,864
	Emaar Properties PJSC	4,313,170	7,119,985
	Emirates Integrated Telecommunications Co. PJSC	207,413	323,562
	Emirates NBD Bank PJSC	1,188,088	4,290,114
	Emirates Telecommunications Group Co. PJSC	1,754,520	12,330,867
	First Abu Dhabi Bank PJSC	2,034,758	9,923,020
*	International Holding Co. PJSC	24,261	2,661,765

TOTAL UNITED ARAB EMIRATES			62,581,727

UNITED STATES — (0.0%)
	Sempra Energy	9,588	1,338,052

TOTAL COMMON STOCKS			3,912,714,070

PREFERRED STOCKS — (1.3%)

BRAZIL — (1.2%)
	Banco Bradesco SA	2,373,138	9,124,096
	Braskem SA Class A	82,539	538,649
	Centrais Eletricas Brasileiras SA Class B	103,746	1,070,900

THE EMERGING MARKETS SERIES

CONTINUED

		Shares	Value»
	BRAZIL — (Continued)
	Cia de Transmissao de Energia Eletrica Paulista	122,300	$580,070
	Cia Energetica de Minas Gerais	1,094,369	2,408,861
	Cia Paranaense de Energia	1,292,740	1,851,955
	Gerdau SA	653,216	3,256,280
	Itau Unibanco Holding SA	2,317,176	13,637,044
	Petroleo Brasileiro SA	2,952,047	17,036,206

TOTAL BRAZIL			49,504,061

	CHILE — (0.0%)
	Embotelladora Andina SA Class B	431,209	753,310

	COLOMBIA — (0.1%)
	Banco Davivienda SA	49,344	259,771
	Grupo Aval Acciones y Valores SA	2,461,699	269,161
	Grupo de Inversiones Suramericana SA	84,488	233,684

TOTAL COLOMBIA			762,616

	SOUTH KOREA — (0.0%)
	Hyundai Engineering & Construction Co. Ltd.	985	39,130

	TAIWAN — (0.0%)
	China Development Financial Holding Corp.	1,176,143	276,224

TOTAL PREFERRED STOCKS			51,335,341

	RIGHTS/WARRANTS — (0.0%)

	MALAYSIA — (0.0%)
*	Yinson Holdings Bhd Warrants 06/21/25	174,274	16,218

	SOUTH KOREA — (0.0%)
*	HLB, Inc. Rights 12/02/22	5,687	39,126

	TAIWAN — (0.0%)
*	Shanghai Commercial & Savings Bank Ltd. Rights 10/31/22	203,719	59,429

	THAILAND — (0.0%)
*	Singer Thailand PCL Rights 10/31/22	82,507	0
*	Thai Union Group PCL Rights 11/30/22	86,840	0

TOTAL RIGHTS/WARRANTS			114,773

	TOTAL INVESTMENT SECURITIES (Cost $3,031,692,639)		3,964,164,184

			Value†

	SECURITIES LENDING COLLATERAL — (2.6%)
@ §	The DFA Short Term Investment Fund	9,232,721	106,739,492

TOTAL INVESTMENTS — (100.0%) (Cost $3,138,466,170)			$4,070,903,676

ADR	American Depositary Receipt
CP	Certificate Participation
GDR	Global Depositary Receipt
SA	Special Assessment

»	Securities that have been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.

THE EMERGING MARKETS SERIES

CONTINUED

Ω

Rule 144A, Section 4(2), or other security that is restricted as to resale to institutional investors. This security has been deemed liquid based upon the Fund’s Liquidity Guidelines. The liquidity determination is unaudited.

††	Security valued using significant unobservable inputs (Level 3).
†	See Note B to Financial Statements.
@	Security purchased with cash collateral received from Securities on Loan.
§	Affiliated Fund.

As of October 31, 2022, The Emerging Markets Series had entered into the following outstanding futures contracts:

Description	Number of Contracts	Expiration Date	Notional Value	Market Value	Unrealized Appreciation (Depreciation)
Long Position Contracts:
E-Mini MSCI Emerging Markets Index	644	12/16/22	$29,866,714	$27,485,920	$(2,380,794)
S&P 500® Emini Index	73	12/16/22	13,941,096	14,172,950	231,854

Total Futures Contracts			$43,807,810	$41,658,870	$(2,148,940)

Summary of the Series’ investments as of October 31, 2022, based on their valuation inputs, is as follows (see Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$182,023,797	$9,600	—	$182,033,397
Chile	11,803,006	9,921,730	—	21,724,736
China	123,031,320	828,774,328	—	951,805,648
Colombia	4,717,484	312,658	—	5,030,142
Czech Republic	—	7,199,868	—	7,199,868
Egypt	1,962	1,918,746	—	1,920,708
Greece	10,252	13,217,128	$11,223	13,238,603
Hungary	—	8,953,846	—	8,953,846
India	31,593,723	700,832,720	—	732,426,443
Indonesia	—	97,572,600	—	97,572,600
Malaysia	—	70,536,471	—	70,536,471
Mexico	103,950,081	—	—	103,950,081
Peru	6,210,439	—	—	6,210,439
Philippines	548,996	30,985,556	—	31,534,552
Poland	—	25,584,214	—	25,584,214
Qatar	—	42,572,762	—	42,572,762
Saudi Arabia	—	193,312,967	—	193,312,967
South Africa	22,218,169	118,775,517	—	140,993,686
South Korea	4,855,920	469,361,456	—	474,217,376
Taiwan	4,177,320	605,295,946	6,439	609,479,705
Thailand	98,389,048	2,061,996	—	100,451,044
Turkey	—	28,045,003	—	28,045,003
United Arab Emirates	—	62,581,727	—	62,581,727
United States	—	1,338,052	—	1,338,052
Preferred Stocks
Brazil	49,504,061	—	—	49,504,061
Chile	—	753,310	—	753,310
Colombia	762,616	—	—	762,616
South Korea	—	39,130	—	39,130
Taiwan	—	276,224	—	276,224
Rights/Warrants
Malaysia	—	16,218	—	16,218
South Korea	—	39,126	—	39,126
Taiwan	—	59,429	—	59,429

THE EMERGING MARKETS SERIES

CONTINUED

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	—	$106,739,492	—	$106,739,492
Futures Contracts**	$(2,148,940)	—	—	(2,148,940)

TOTAL.	$641,649,254	$3,427,087,820	$17,662^	$4,068,754,736

**	Valued at the unrealized appreciation/(depreciation) on the investment.
^	A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Dimensional Investment Group Inc. and Shareholders of U.S. Large Company Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, of U.S. Large Company Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statement of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2022 and the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The DFA Investment Trust Company and Shareholders of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, of The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, and The Emerging Markets Small Cap Series (nine of the series constituting The DFA Investment Trust Company, hereafter collectively referred to as the “Series”) as of October 31, 2022, the related statements of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2022 (included in Item 1 of this Form N-CSR) and the schedules of investments (included in Item 6 of this Form N-CSR) as of October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Series as of October 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2022, and each of the financial highlights for each of the five years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on the Series’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Series in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodians, brokers and transfer agent of the investee fund; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2022

We have served as the auditor of one or more investment companies in Dimensional Fund Advisors L.P. investment company group since 1981.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the “Report”), the Registrant’s Co-Principal Executive Officers and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Co-Principal Executive Officers and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 13.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dimensional Investment Group Inc.

By:	/s/ David P. Butler
David P. Butler
Co-Chief Executive Officer

Date: January 4, 2023

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Chief Executive Officer and
Chief Investment Officer

Date: January 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David P. Butler
David P. Butler
Co-Principal Executive Officer
Dimensional Investment Group Inc.

Date: January 4, 2023

By:	/s/ Gerard K. O’Reilly
Gerard K. O’Reilly
Co-Principal Executive Officer
Dimensional Investment Group Inc.

Date: January 4, 2023

By:	/s/ Jan Miller
Jan Miller
Principal Financial Officer
Dimensional Investment Group Inc.

Date: January 3, 2023